                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549
                                                              FORM N-PX
                                                ANNUAL REPORT OF PROXY VOTING RECORD
                                                                 OF
                                             REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                              811-5972
  NAME OF REGISTRANT:                                              VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
  ADDRESS OF REGISTRANT:                                           PO BOX 2600, VALLEY FORGE, PA 19482
  NAME AND ADDRESS OF AGENT FOR SERVICE:                           HEIDI STAM
                                                                   PO BOX 876
                                                                   VALLEY FORGE, PA 19482
  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:              (610) 669-1000
  DATE OF FISCAL YEAR END:                                         OCTOBER 31
  DATE OF REPORTING PERIOD:                                        JULY 1, 2008 - JUNE 30, 2009

  FUND:    VANGUARD FTSE ALL-WORLD EX-US SMALL-CAP INDEX FUND

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  ISSUER:                888 HOLDINGS PLC, GIBRALTAR
  TICKER:                N/A             CUSIP:     X19526106
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES          FOR               FOR
2008

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Re-elect Mr. Brian Mattingley as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-elect Mr. Michael Constantine as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Amos Pickel as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint BDO Stoy Hayward LLP and BDO                      ISSUER          YES          FOR               FOR
 Orion Chartered Accountants as the Company's Auditors

PROPOSAL #7.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.8: Approve to renew the Directors'                             ISSUER          YES          FOR               FOR
authority to allot equity securities for cash without
 first offering them to shareholders

PROPOSAL #S.9: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own shares

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  ISSUER:                AAC ACOUSTIC TECHNOLOGIES HLDGS INC
  TICKER:                N/A             CUSIP:     G2953L109
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A.I: Re-elect Ms. Ingrid Chunyuan Wu as a                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #3.AII: Re-elect Mr. Mok Joe Kuen Richard as                      ISSUER          YES          FOR               FOR
 an Independent Non-Executive Director

PROPOSAL #3.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors of the Company
[the Directors]

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this Resolution, to allot, issue and deal
 with additional shares in the capital of the Company
 and to make or grant offers, agreements and options
which might require the exercise of such power during
 and after the end of the relevant period, not
exceeding 20% of the aggregate nominal amount of the
share capital of the Company, otherwise than pursuant
 to i) a rights issue [as specified]; or ii) the
exercise of the subscription rights under any Share
Option Scheme of the Company; or iii) an issue of
shares as scrip dividends pursuant to the Memorandum
and the Articles of Association of the Company from
time to time; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM is required by the
Articles of Association or any applicable laws of the
 Cayman Islands to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this Resolution, to purchase its own
shares, during the relevant period, subject to and in
 accordance with all applicable laws, not exceeding
10% of the aggregate nominal amount of the share
capital of the Company in issue as at the date of
this resolution and the said approval be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM is required by the
Articles of Association or any applicable laws of the
 Cayman Islands to be held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, to the aggregate nominal
amount of shares in the capital of the Company which
are repurchased by the Company under the authority
granted to the Directors as mentioned in Resolution
6, above shall be added to the aggregate nominal
amount of the shares that may be allotted or agreed
conditionally or unconditionally to be allotted by
the Directors of the Company pursuant to the

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  ISSUER:                AAREAL BANK AG, WIESBADEN
  TICKER:                N/A             CUSIP:     D00379111
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report and the reports
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution of the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 4,000,000 as follows: EUR
 4,000,000 shall be allocated to the other revenue
reserves

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of the Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares for trading purposes the Company shall be
 authorized to acquired own shares, at a price not
deviating more than 10% from the market price of the
shares, on or before 06 NOV 2010; the trading
portfolio of shares acquired for such purpose shall
not exceed 5% of the share capital at the end of any
given day

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 06 NOV 2010;
 the Board of Managing Directors shall be authorized
to sell the shares on the Stock Exchange or to offer
them to all shareholders, to dispose of the shares in
 a manner other than the Stock Exchange or an offer
to all shareholders if the shares are sold at a price
 not materially below their market price, to use the
shares in connection with mergers and acquisitions or
 for satisfying conversion or option rights, to offer
 the shares to holders of conversion or rights and to
 retire the shares

PROPOSAL #8.: Amendment to Section 9(5) of the                             ISSUER          NO           N/A               N/A
Articles of Association, as follows: each member of
the Supervisory Board shall receive a fixed annual
remuneration of EUR 20,000, the Chairman shall
receive twice, and the Deputy Chairman 1 and a half
times, this amount; furthermore, each Committee
Member [except members of the nomination committee
and the urgency Committee] shall receive an
additional fixed annual remuneration of EUR 10,000;
Committee Chairmen EUR 20,0 00

PROPOSAL #9.: Amendment to Section 18(1)3 of the                           ISSUER          NO           N/A               N/A
Article of Association in respect of the increase of
share capital against contributions requiring a
majority of not less than three fourths of the share
capital represented at the passing of the resolution

PROPOSAL #10.: Amendments to the Articles of                               ISSUER          NO           N/A               N/A
Association in accordance with the Law on the
implementation of the shareholder Rights Directive
[ARUG], as follows: Section 15(1), in respect of the
convocation of the shareholders meeting being
published pursuant to the statutory regulations
Section 15(2), in respect of shareholders being
entitled to participate and vote at the shareholders
meeting if they register with the Company by the
sixth day prior to the meeting and provide evidence
of their shareholding Section 15(3), in respect of
the day of the shareholders meeting not being
included in the calculation of the various deadlines
for the shareholders meeting Section 16(2), in
respect of proxy-voting instructions being
issued/withdrawn in written form Section 19(2), in
respect of the Board of Managing Directors being
authorized to allow the audiovisual transmission of

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  ISSUER:                AARHUSKARLSHAMN AB, KARLSHAMN
  TICKER:                N/A             CUSIP:     W9609T107
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect Mr. Melker Schorling as a                              ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Approve the voting list                                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the nomination of 2 persons to                       ISSUER          NO           N/A               N/A
verify the minutes of the meeting

PROPOSAL #6.: Approve the determination of whether                         ISSUER          NO           N/A               N/A
the AGM has been properly convened

PROPOSAL #7.: Receive report by the Managing Director                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the annual report, the                               ISSUER          NO           N/A               N/A
Auditor's report and the consolidated financial
statements and the group Auditor's report for the FY

PROPOSAL #9.a: Adopt the income statement and the                          ISSUER          YES          FOR               FOR
balance sheet and the consolidated income statement
and the consolidated balance sheet, as per 31 DEC 2008

PROPOSAL #9.b: Approve the dividend of SEK 4.00 per                        ISSUER          YES          FOR               FOR
share for the FY 2008; 25 MAY 2009 Monday as the
record day for the dividend, and in accordance with
the proposal, the dividend is expected to be
distributed by Euroclear Sweden AB on Thursday 28 MAY
 2009

PROPOSAL #9.c: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Board of Directors and the Managing Director

PROPOSAL #10.: Approve the number of Directors of the                      ISSUER          YES          FOR               FOR
 Board to be at 10 without any Deputy Director

PROPOSAL #11.: Approve to determine the total fee                          ISSUER          YES          FOR               FOR
payable to the Board of Directors shall be SEK
2,650,000 (including remuneration for Committee Work)
 to be distributed among the directors as follows:
SEK 400,000 to the Chairman, SEK 300,000 to the
Deputy Chairman and SEK 200,000 to each of the other
Directors elected at a general meeting and not
employed by the Company; remuneration for Committee
Work shall be payable as follows: SEK 200,000 to the
Chairman of the Audit Committee and SEK 100,000 to
each of the other members of the Audit Committee, SEK
 100,000 to the Chairman of the Remuneration
Committee and SEK 50,000 to each of the other members
 of the Remuneration Committee

PROPOSAL #12.: Re-elect Messrs. Melker Schorling,                          ISSUER          YES          FOR               FOR
Carl Bek-Nielsen, Martin Bek-Nielsen, John Goodwin,
Mikael Ekdahl, Ebbe Simonsen, Marit Beckeman, Jerker
Hartwall, Ulrik Svensson and Anders Davidsson as the
Board Members; Melker Sch rling as Chairman of the
Board and Carl Bek-Nielsen as Deputy Chairman of the
Board; and the accounting firm Ohrlings
Pricewaterhouse-Coopers AB, with authorised public
accountant Anders Lundin as Auditor in charge, for a
period of mandate of four years, consequently up to
and including the AGM 2013; it was further resolved
that the Auditor should be remunerated in accordance
with agreement during the said term of office

PROPOSAL #13.: Approve the proposal regarding the                          ISSUER          YES          FOR               FOR
Nomination Committee as specified

PROPOSAL #14.: Approve the proposal regarding                              ISSUER          YES          FOR               FOR
guidelines for remuneration of Senior Executives as
specified

PROPOSAL #15.: Approve the proposal regarding                              ISSUER          YES          FOR               FOR
reduction of the share capital in connection with
cancellation of shares as specified

PROPOSAL #16.: Approve the resolution regarding                            ISSUER          YES          FOR               FOR
conditional amendment of the Articles of Association
as specified

PROPOSAL #17.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

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  ISSUER:                ABERDEEN ASSET MANAGEMENT PLC, ABERDEEN
  TICKER:                N/A             CUSIP:     G00434111
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve that the proposed acquisitions                       ISSUER          YES          FOR               FOR
by the Company[the Acquisitions] of: i) those
contracts of and business carried on by Credit
Suisse[or member of the Credit Suisse group of
Companies] comprising part of its worldwide
traditional asset management business; ii) Credit
Suisse Asset Management [Australia] Limited, Credit
Suisse Asset Management[Hong Kong] Limited, Credit
Suisse Asset Management Limited, Credit Suisse Asset
Management[Singapore] Limited, Credit Suisse Pooled
Pensions Limited, in each case upon the term and
subject to the conditions stated in the sale and
purchase agreement dated 31 DEC 2008 [the Acquisition
 Agreement] between: 1) Aberdeen Asset Management
PLC[for itself and on behalf of its nominees] and 2)
Credit Suisse[for itself and on behalf of its
nominees][the Vendor][as specified] as specified and
authorize the Board of Directors of the Company to
waive, amend, revise, vary or extend any of the terms
 and conditions on which such acquisitions is made as
 they may in their absolute think fit[provided any
such waivers, amendments, revisions, variations or
extensions are not of a material nature] and to take
such steps on behalf of the Company as may be
reasonably or desirable to complete and effect the
acquisition by the Company pursuant to the
Acquisition Agreement

PROPOSAL #2.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the passing of the Resolution 1, to increase the
 authorized share capital of the Company from GBP
108,000,000 to GBP 208,000,000 by the creation of 1
billion ordinary shares of 10 pence each, each having
 the rights and restrictions as specified in the
Articles of Association of the Company

PROPOSAL #3.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to and conditional upon the passing of
Resolutions No. 1 and 2, for the purpose of Section
80 of the Companies Act 1985 [as amended] [the Act]
to exercise all powers conferred pursuant to Articles
 12.2.2 of the Company's Articles of Association
[Articles], to allot relevant securities up to an
aggregate nominal amount of GBP 24 million to Credit
Suisse [or its nominees] pursuant to the Acquisition
Agreement; and [Authority expires the earlier of the
conclusion of the next AGM of the Company or 15
months], but subject to Article 12.2.3 of the Articles

PROPOSAL #4.: Approve and adopt the Rules of the                           ISSUER          YES          FOR               FOR
Aberdeen Asset Management PLC Deferred Share Plan
2009 as specified; authorize the Directors of the
Company to do all such acts and things necessary or
desirable to establish and carry the Aberdeen Asset
Management PLC Deferred Share Plan 2009 into effect
including the establishment of one or more other
Schemes which are based on the Aberdeen Asset
Management PLC Deferred Share Plan 2009 and are not
materially different from the Aberdeen Asset
Management PLC Deferred Share Plan 2009 but which are
 modified to take account of local tax, exchange or
securities laws in overseas territories provided
always that any shares made available under such
further Schemes or Plans are treated as counting
against any limits on individual or overall
participation in the Aberdeen Asset Management PLC

PROPOSAL #5.: Approve that the rules of the existing                       ISSUER          YES          FOR               FOR
Deferred Share Plan as specified, and to allow for
awards made there under to be satisfied with new
issue and treasury shares together with any other
Scheme established and based on the existing Deferred
 Share Award Plan but which are modified to take
account of local tax exchange or securities laws in
overseas territories provided that shares made
available under such Schemes are treated as counting
towards any limits on individual or overall
participation in the existing Deferred Share Award
Plan; and authorize the Directors of the Company to
do all such acts and things necessary or desirable to
 give effect to the amendments contained therein

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to and conditional upon the passing of
Resolution 2 and in addition to and authority set in
the Resolution No. 3, in substitution for any
existing authority, for purpose of Section 80 of the
Companies Act 1985 [Act] to exercise all powers
conferred pursuant to Article 12.2.1 of the Company's
 Articles of Association [Articles], to allot
relevant securities: i) up to an aggregate nominal
amount of GBP 41,986,244.90; ii) in connection with a
 rights issue [as specified in Article 12.2.4(a)]
made by means of the issue of a renounaceable letter
[or other negotiable documents] which may be traded
[as nil paid rights] for a period before payment for
the securities is due up to an aggregate nominal
amount of GBP 33,429,254.10; and [Authority expires
at the conclusion of the next AGM of the Company in
2010 but subject to Article 12.2.3 of the Articles]

PROPOSAL #S.7: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to and conditional upon the passing
of Resolution 6 and in substitution for all existing
authority, to allot equity securities pursuant to
Article 12.2.2 of the Companies Articles of
Association [Articles] as specified in Section 94(2)
to Section 94(3A) of the Companies Act 1985 [as
amended] and the Section 89 amount for the purpose of
 that Article shall be GBP 50,143,881.10; and
[Authority expires at the conclusion of the AGM of
the Company in 2010 but subject to Article 12.2.3 of
the Articles]

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  ISSUER:                ABG SUNDAL COLLIER HOLDING ASA, OSLO
  TICKER:                N/A             CUSIP:     R00006107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          NO           N/A               N/A
of the Board and registration of attending

PROPOSAL #2.: Elect the Chairman of the meeting and                        ISSUER          YES          FOR               FOR
at least 1 person to co-sign the minutes with the

PROPOSAL #3.: Approve the notice of meeting and agenda                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the annual financial statement                       ISSUER          YES          FOR               FOR
and the annual report for 2008

PROPOSAL #5.: Approve the payment to shareholders and                      ISSUER          YES          FOR               FOR
 the Board proposes that the general meeting resolves
 a payment of NOK 0.50 per share as a repayment of
Share Premium Fund to shareholders as per 30 APR 2009

PROPOSAL #6.: Approve the Auditor's remuneration                           ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the remuneration for the                             ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Nomination

PROPOSAL #8.: Approve the declaration of principles                        ISSUER          YES        AGAINST           AGAINST
for the Company's Remuneration Policy towards Top
Management

PROPOSAL #9.: Elect the Members to the Nomination                          ISSUER          YES          FOR               FOR
Committee

PROPOSAL #10.: Elect the Board Member(s)                                   ISSUER          YES        AGAINST           AGAINST

PROPOSAL #11.: Approve the reduction of the Company's                      ISSUER          YES          FOR               FOR
 Share Premium Fund as specified

PROPOSAL #12.: Grant authority to purchase own shares                      ISSUER          YES          FOR               FOR

PROPOSAL #13.: Grant authority to issue new shares                         ISSUER          YES          FOR               FOR

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  ISSUER:                ABILITY ENTERPRISE CO LTD
  TICKER:                N/A             CUSIP:     Y0008P109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.4: To report the status of indirect                            ISSUER          NO           N/A               N/A
investment in people's republic of China

PROPOSAL #A.5: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus, proposed
stock dividend: 30 for 1000 shares held

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
assets acquisition or disposal

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

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  ISSUER:                ABSOLUTE PRIVATE EQUITY AG, ZUG
  TICKER:                N/A             CUSIP:     H01785122
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual reports for 2008 and                      ISSUER          NO           N/A               N/A
 acknowledge of reports by the Auditing Agency

PROPOSAL #2.: Grant discharge to the Supervisory Board                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the appropriation of net profit                      ISSUER          NO           N/A               N/A
 of the year

PROPOSAL #4.: Approve the cancellation of authorized                       ISSUER          NO           N/A               N/A
capital

PROPOSAL #5.: Approve the reduction of the corporate                       ISSUER          NO           N/A               N/A
capital

PROPOSAL #6.: Approve the implementation of another                        ISSUER          NO           N/A               N/A
share buyback program

PROPOSAL #7.: Re-elect Messrs. Thomas Amstutz, Hans                        ISSUER          NO           N/A               N/A
Zehnder, Kurt Arnold and Daniel Brupbacher as the
Directors

PROPOSAL #8.: Elect KPMG AG as the Auditing Agency                         ISSUER          NO           N/A               N/A

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  ISSUER:                ACBEL POLYTECH INC
  TICKER:                N/A             CUSIP:     Y0002J109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 operation report and                               ISSUER          NO           N/A               N/A
operation plan for year 2009

PROPOSAL #A.2: The Supervisors review of year 2008                         ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: The Supervisor review of the internal                       ISSUER          NO           N/A               N/A
control standers proposal provided by accountant

PROPOSAL #A.4: Report the status of endorsement                            ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #B.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
operation and financial report

PROPOSAL #B.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions; [cash dividend TWD 1.5 per
share, stock dividend 5 shares per 1,000 shares from
retain earnings subject to 20 % withholding tax]

PROPOSAL #B.3: Approve to discuss capitalization of                        ISSUER          YES          FOR               FOR
2008 dividend and employee profit sharing

PROPOSAL #B.4: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
the Articles of Association

PROPOSAL #B.5: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.6: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.7: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
acquiring or disposing assets

PROPOSAL #B.8: Re-elect the Directors and the                              ISSUER          YES          FOR               FOR
Supervisors

PROPOSAL #B.9: Approve the release of non competition                      ISSUER          YES          FOR               FOR
 clause for the Directors

PROPOSAL #B.10: Extemporary motions                                        ISSUER          YES        AGAINST           AGAINST

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  ISSUER:                ACEA SPA, ROMA
  TICKER:                N/A             CUSIP:     T0040K106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the adjustment of Corporate                         ISSUER          NO           N/A               N/A
By-laws, and amend Article 15 [Title IV
Administration] and 22 [Title V Board of Auditors],
related and consequential resolutions

PROPOSAL #O.1: Approve the financial statement as of                       ISSUER          NO           N/A               N/A
31 DEC 2008, consolidated financial statement at 31
DEC 2008, the Board of Directors, the Auditors and
the Audit firm, any adjournment thereof

PROPOSAL #O.2: Approve to allocate the profits and                         ISSUER          NO           N/A               N/A
dividend distribution

PROPOSAL #O.3: Appoint a Director                                          ISSUER          NO           N/A               N/A

PROPOSAL #O.4: Approve the abandonment of the action                       ISSUER          NO           N/A               N/A
of liability for a Director

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  ISSUER:                ACKERMANS & VAN HAAREN NV, WILRIJK
  TICKER:                N/A             CUSIP:     B01165156
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the Auditors report                                  ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statements, allocation of income, and dividends of
EUR 1.39 per share

PROPOSAL #4.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Grant discharge to the Auditors                              ISSUER          NO           N/A               N/A

PROPOSAL #6.1: Re-elect Mr. Luc Bertrand as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #6.2: Re-elect Mr. Alain Dieryck as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #6.3: Re-elect Mr. Frederic Van Haaren as a                       ISSUER          NO           N/A               N/A
Director

PROPOSAL #7.: Allow questions                                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADDAX PETROLEUM CORP
  TICKER:                N/A             CUSIP:     00652V102
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint Deloitte & Touche LLP,                            ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Corporation for the ensuing year, at such
remuneration as may be approved by the Audit
Committee of the Corporation

PROPOSAL #2.1: Elect Mr. Peter Dey as a Director of                        ISSUER          YES          FOR               FOR
Addax Petroleum to hold office until the next annual
meeting of shareholders or until their successors is
elected or appointed

PROPOSAL #2.2: Elect Mr. Stephen Paul De Heinrich as                       ISSUER          YES          FOR               FOR
a Director of Addax Petroleum to hold office until
the next annual meeting of shareholders or until
their successors is elected or appointed

PROPOSAL #2.3: Elect Mr. Jean Claude Gandur as a                           ISSUER          YES          FOR               FOR
Director of Addax Petroleum to hold office until the
next annual meeting of shareholders or until their
successors is elected or appointed

PROPOSAL #2.4: Elect Mr. Gerry Macey as a Director of                      ISSUER          YES          FOR               FOR
 Addax Petroleum to hold office until the next annual
 meeting of shareholders or until their successors is
 elected or appointed

PROPOSAL #2.5: Elect Mr. Brian Anderson as a Director                      ISSUER          YES          FOR               FOR
 of Addax Petroleum to hold office until the next
annual meeting of shareholders or until their
successors is elected or appointed

PROPOSAL #2.6: Elect Mr. Afolabi Oladele as a                              ISSUER          YES          FOR               FOR
Director of Addax Petroleum to hold office until the
next annual meeting of shareholders or until their
successors is elected or appointed

PROPOSAL #2.7: Elect Mr. James Davie as a Director of                      ISSUER          YES          FOR               FOR
 Addax Petroleum to hold office until the next annual
 meeting of shareholders or until their successors is
 elected or appointed

PROPOSAL #2.8: Elect Mr. Wesley Twiss as a Director                        ISSUER          YES          FOR               FOR
of Addax Petroleum to hold office until the next
annual meeting of shareholders or until their
successors is elected or appointed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADMIRAL GROUP
  TICKER:                N/A             CUSIP:     G0110T106
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and audited accounts

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Henry Engelhardt [Chief                         ISSUER          YES          FOR               FOR
Executive Officer] as a Director of the Company

PROPOSAL #5.: Re-elect Mr. Kevin Chldwlck [Finance                         ISSUER          YES          FOR               FOR
Director] as a Director of the Company

PROPOSAL #6.: Re-elect Mr. Manfred Aldag [Non-                             ISSUER          YES          FOR               FOR
Executive Director] as a Director of the Company

PROPOSAL #7.: Re-appoint KPMG Audit plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of KPMG Audit plc

PROPOSAL #9.: Amend the Company's Senior Executive                         ISSUER          YES          FOR               FOR
Restricted Share Plan

PROPOSAL #10.: Amend the Company's Approved Executive                      ISSUER          YES          FOR               FOR
 Share Option Plan

PROPOSAL #11.: Amend the Company's Non-Approve                             ISSUER          YES          FOR               FOR
Executive share Option Plan

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #13.: Approve to dis-apply the statutory                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #14.: Authorize the Company to make market                        ISSUER          YES          FOR               FOR
purchases

PROPOSAL #15.: Authorize the Directors to convene a                        ISSUER          YES          FOR               FOR
general meeting on not less than 14 days clear notice

PROPOSAL #16.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR

PROPOSAL #17.: Amend the new Article of Association                        ISSUER          YES          FOR               FOR
in relation to Section 28 of the Companies Act 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ADVANCED INTERNATIONAL MULTITECH CO LTD
  TICKER:                N/A             CUSIP:     Y00159106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report 2008 operation reports                            ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial reports

PROPOSAL #1.3: Report the execution of second                              ISSUER          NO           N/A               N/A
unsecured local convertible Corporate bond issuance

PROPOSAL #1.4: Report the status of investment in                          ISSUER          NO           N/A               N/A
mainland China of 2008

PROPOSAL #1.5: To report the status of buy back                            ISSUER          NO           N/A               N/A
treasury stock of 2008

PROPOSAL #2.1: Approve to recognize the 2008                               ISSUER          YES          FOR               FOR
financial reports

PROPOSAL #2.2: Approve to recognize the 2008 earning                       ISSUER          YES          FOR               FOR
distributions [cash dividend TWD 3.4 per share]

PROPOSAL #3.1: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #3.2: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee and lending funds to other
parties

PROPOSAL #4.: Extemporary motions                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AECON GROUP INC
  TICKER:                N/A             CUSIP:     00762V109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Scott C. Balfour as a                             ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.2: Elect Mr. John M. Beck as a Director                        ISSUER          YES        ABSTAIN           AGAINST
of the Corporation

PROPOSAL #1.3: Elect Mr. Austin C. Beutel as a                             ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation

PROPOSAL #1.4: Elect Mr. Michael A. Butt as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.5: Elect Mr. Anthony P. Franceschini as a                      ISSUER          YES          FOR               FOR
 Director of the Corporation

PROPOSAL #1.6: Elect Mr. J. D. Hole as a Director of                       ISSUER          YES          FOR               FOR
the Corporation

PROPOSAL #1.7: Elect Mr. Rolf Kindbom as a Director                        ISSUER          YES          FOR               FOR
of the Corporation

PROPOSAL #1.8: Elect The Hon. Brian V. Tobin, P. C.                        ISSUER          YES          FOR               FOR
as a Director of the Corporation

PROPOSAL #1.9: Elect Mr. Robert P. Wildeboer as a                          ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers LLP,                       ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Corporation and authorize the Board of Directors to
fix their remuneration

PROPOSAL #3.: Approve an amendment to the                                  ISSUER          YES          FOR               FOR
Corporation's 2005 Stock Option Plan, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AER LINGUS GROUP PLC, DUBLIN
  TICKER:                N/A             CUSIP:     G0125Z105
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008 and the reports of
the Directors and Auditors thereon

PROPOSAL #2.A: Re-elect Mr. Ivor Fitzpatrick as a                          ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
Article 90 of the Articles of Association of the
Company

PROPOSAL #2.B: Re-elect Ms. Anne Mills as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation in accordance with Article
90 of the Articles of Association of the Company

PROPOSAL #2.C: Elect Mr. Sean Coyle as a Director, in                      ISSUER          YES          FOR               FOR
 accordance with Article 93(x) of the Articles of
Association of the Company, retires

PROPOSAL #2.D: Elect Mr. Colm Barrington as a                              ISSUER          YES          FOR               FOR
Director, in accordance with Article 93(x) of the
Articles of Association of the Company, retires

PROPOSAL #2.E: Elect Mr. Laurence Crowley as a                             ISSUER          YES          FOR               FOR
Director, in accordance with Article 93(x) of the
Articles of Association of the Company, retires

PROPOSAL #3.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
Auditors' remuneration for the YE 31 DEC 2009

PROPOSAL #4.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities [within the meaning of Section 20
 of the Companies Act, 1983] up to an aggregate
nominal amount of EUR 8,810,249 [176,204,974 shares]
[representing 33% of the nominal value of the issued
share capital]; [Authority expires the earlier of the
 close of business on the date of the next AGM after
the passing of this resolution and 04 SEP 2010]; and
the Directors may allot relevant securities after the
 expiry of this authority conferred has not expired

PROPOSAL #S.5: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Article 8(d) of the Articles of Association and
Section 24 of the Companies (amendment) Act 1983, to
allot equity securities [as defined by Section 23 of
that Act] for cash pursuant to the authority to allot
 relevant securities conferred on the Directors by
Resolution 4 and provided further that the aggregate
nominal value of any shares which may be allotted
pursuant to Article 8(d)(ii) may not exceed 1,334,886
 [26,697,723 shares] representing 5% of the nominal
value of the issued share capital; [Authority shall
expire at the earlier of the close of business on the
 date of the next AGM after the passing of this
resolution and 04 SEP 2010]; and the Directors may
allot relevant securities in pursuance of such offer
or agreement as if the authority hereby conferred had
 not expired

PROPOSAL #S.6: Authorize the Company and/or any of                         ISSUER          YES          FOR               FOR
its subsidiaries [as defined by Section 155 of the
Companies Act, 1963] to make market purchases [as
defined by Section 212 of the Companies Act, 1990] of
 shares of any class of the Company subject to the
provisions of the Companies Act, 1990, of 53,395,447
ordinary shares [representing 10% of the issued share
 capital] at a minimum price equal to the nominal
value thereof and the maximum price of an amount
equal to 105% of the average of the five amounts
resulting from the specified ones in relation to the
shares of the same class as the relevant share shall
be appropriate for each of the 5 business days
immediately preceding the day on which the relevant
shares is purchased as determined from the
information published by or under the authority of
the Irish Stock Exchange Limited reporting the
business done on each of those 5 days: i) if there
shall be more than one dealing reported for the day,
the average of the prices at which such dealings took
 place; ii) if there shall be only one dealing
reported for the day, the price at which such dealing
 took place; or iii) if there shall not be any
dealing reported for the day, the average of the high
 and low market guide price for that day; and if
there shall be only a high or a low market guide
price reported, or if there shall not be any market
guide price reported, for any particular day then
that day shall not count as one off the said 5
business days for the purposes of determining the
maximum price; if the means of providing the forgoing
 information as to dealings and prices by reference
to which the maximum price is to be determined is
altered or is replaced by some other means, then a
maximum price shall be determined on the basis of the
 equivalent information published by the relevant
authority in relation to dealings on the Irish Stock
Exchange Limited or its equivalent; [Authority
expires the earlier of the date of the next AGM of
the Company or 04 SEP 2010]; and the Company or any
such subsidiary, before the expiry, may make a
contract to purchase shares which would or might be
executed wholly or partly after such expiry and may

PROPOSAL #S.7: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
resolution 6, for the purposes of Section 209 of the
Companies Act, 1990, the re-issue price range of any
treasury shares, [as defined by the said Section 209]
 for the time being held by the Company be re-issued
off-market be as follows: a) the maximum price at
which a treasury share be re-issued off-market be an
amount equal to 120% of the appropriate price; and b)
 the minimum price at which a treasury share may be
re-issued off-market shall be nominal value of the
share where such a share is required to satisfy an
obligation under an employee share scheme [as
specified ] operated by the Company or, in all other
cases, an amount equal to 95% of the appropriate
price, for the purposes this resolution the
expression 'appropriate price' shall means the
average of the 5 months resulting from determining
whichever as specified below in relation to shares of
 the class of which such treasury share is to be
reissued shall be appropriate in respect of each of
the 5 business days immediately preceding the day on
which the treasury share is reissued, as specified in
 The Irish Stock Exchange Limited, over the previous
5 business days: i) if there shall be more than one
dealing reported for the day, the average of the
prices at which such dealings took place; or ii) if
there shall be only one dealing reported for the day,
 the price at which such dealing took place; or iii)
if there shall not be any dealing reported for the
day, the average of the high and low market guide
price for that day, as specified; [Authority expires
the earlier of the next AGM of the Company or 04 SEP

PROPOSAL #S.8: Amend Articles 73 (a), 74, 76 and 77                        ISSUER          YES          FOR               FOR
of the Articles of Association as specified

PROPOSAL #9.: Approve that, with effect from the                           ISSUER          YES          FOR               FOR
implementation into Irish Law of Directive 2007/36/EC
 of the European Parliament and of the Council of 11
JUL 2007 on the exercise of certain rights of
shareholders and listed Companies, the provision in
Article 57(a) allowing for the convening of an EGM by
 at least 14 days notice shall continue to be

PROPOSAL #10.: Approve to reduce the remuneration of                       ISSUER          YES        AGAINST           AGAINST
the Non Executive Chairman from EUR 175,000 to EUR
35,000

PROPOSAL #11.: Approve to reduce the remuneration of                       ISSUER          YES        AGAINST           AGAINST
the Non Executive Directors from EUR 45,000 to EUR
17,500

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AFIRMA GRUPO INMOBILIARIO, SA, VALENCIA
  TICKER:                N/A             CUSIP:     E0102W101
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR
[balance sheet, income statement, consolidated
statement of changes in equity, cash flow and notes]
and Management report both of Afirma Grupo
Inmobiliario, S.A. and the consolidated Group; the
proposed distribution of profits of Afirma Grupo
Inmobiliario, S.A.; and the work of its Board of
Directors; all for the FYE 31 DEC 2008

PROPOSAL #2.: Approve to determine the number of                           ISSUER          YES        AGAINST           AGAINST
Directors within the limits established in the
Articles of Association, and to appoint the Directors

PROPOSAL #3.: Approve, in an advisory capacity, the                        ISSUER          YES          FOR               FOR
annual report on the Company Directors' Remuneration
Policy, and the remuneration of the Company's Board
of Directors for 2009

PROPOSAL #4.: Approve a scheme of incentives linked                        ISSUER          YES          FOR               FOR
to the Company's share price, to be offered to
certain Managers, Directors and employees of the
Company and its subsidiaries, at the Board's
discretion and in the form of Company shares, share
options, cash, or a combination thereof, again to be
determined by the Board

PROPOSAL #5.: Grant authority to the derivative                            ISSUER          YES          FOR               FOR
acquisition of treasury stock, directly or via Group
Companies, in accordance with applicable restrictions
 and requirements as specified in Article 75 of the
Spanish Public Companies Act [consolidated text],
declaring null and void the unused portion authorized
 at the general shareholders' meeting of 24 JUN 2008

PROPOSAL #6.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
full power of substitution, to formalize, rectify,
interpret and implement the resolutions adopted at
the general shareholders' meeting

PROPOSAL #7.: Approve to present, for information                          ISSUER          YES        ABSTAIN           AGAINST
purposes, the Audit Committee's annual report,
including the content and scope of the qualifications
 expressed in the External Auditor's formal opinion

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGFA GEVAERT NV
  TICKER:                N/A             CUSIP:     B0302M104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the special report of the                        ISSUER          NO           N/A               N/A
Board of Director as specified in Article 604,
paragraph 2 of the Companies Code in relation to the
authorization to the Board of Directors to increase
the registered capital

PROPOSAL #2.: Approve the renewal of the                                   ISSUER          NO           N/A               N/A
authorization to the Board of Directors as envisaged
in Article 8, 1 of the Articles of Association to
increase the registered capital

PROPOSAL #3.: Approve the renewal of the                                   ISSUER          NO           N/A               N/A
authorization in Article 8, 4 of the Articles of
Association to increase the registered capital in the
 event of a public take-over bid on the securities of

PROPOSAL #4.: Approve the Modification to Article 9                        ISSUER          NO           N/A               N/A
of the Articles of Association following the
dematerialization of the shares and following the
possibility to hold an electronic register for
registered Stocks

PROPOSAL #5.: Approve the renewal of the                                   ISSUER          NO           N/A               N/A
authorization to buy back shares, as specified in the
 second paragraph of Article 14 of the Articles of

PROPOSAL #6.: Amend the wording of Article 21 of the                       ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #7.: Approve to modify the text of Article                        ISSUER          NO           N/A               N/A
26 of the Articles of Association in relation to the
representation

PROPOSAL #8.: Approve the several modifications to                         ISSUER          NO           N/A               N/A
the Articles of Association to make them conform to
the current legal provisions

PROPOSAL #9.: Grant the power of attorney with                             ISSUER          NO           N/A               N/A
respect to the coordination of the Articles of
Association, as well as the formalities with the
Crossroad Bank of Enterprises and with the vat

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGFA GEVAERT NV
  TICKER:                N/A             CUSIP:     B0302M104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Annual report of the Board of                                ISSUER          NO           N/A               N/A
Director's and the report of the Statutory Auditor's

PROPOSAL #2.: Approve the financial statements of the                      ISSUER          NO           N/A               N/A
 FY concluded on 31 DEC 2008

PROPOSAL #3.: Approve the allocation of results                            ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the consolidated accounts of                         ISSUER          NO           N/A               N/A
the FY concluded on 31 DEC 2008, and reports of the
Board of Director's and the Statutory Auditor on the
consolidated accounts

PROPOSAL #5.: Grant discharge to the Director's                            ISSUER          NO           N/A               N/A

PROPOSAL #6.: Grant discharge to the Statutory Auditor                     ISSUER          NO           N/A               N/A

PROPOSAL #7.: Appoint Mr. De Wilde J. Management BVBA                      ISSUER          NO           N/A               N/A
 as a Director of the Company, with Ms. Julien De
Wilde as its permanent representative

PROPOSAL #8.: Re appoint Mr. Christian Leysen as a                         ISSUER          NO           N/A               N/A
Director

PROPOSAL #9.: Approve the continuation and taking-                         ISSUER          NO           N/A               N/A
over of the Board Mandate of Mr. Michel Akkermans by
the Company Pamicanv, Eygenstraat 37, B-3040
Huldenberg with Mr. Michel Akkermans as permanent

PROPOSAL #10.: Approve the continuation and taking-                        ISSUER          NO           N/A               N/A
over of the Board Mandate of Mr. Jo Cornu by the
Company Mercodi BVBA, Grote Markt 18, B-9120 Beveren
with Mr. Jo Cornu as permanent representative

PROPOSAL #11.: Approve the continuation and taking-                        ISSUER          NO           N/A               N/A
over of the Board Mandate of Mr. Horst Heidsieck by
the Company Value Consult Management-Und
Unternehmensberatungsgesellschaft MBH,
Ostpreussenstrasse 34, D-63654 Buedingen with Mr.
Horst Heidsieck as permanent representative

PROPOSAL #12.: Approve the remuneration of the                             ISSUER          NO           N/A               N/A
Chairman of the Board of Director's

PROPOSAL #13.: Grant rights in accordance with                             ISSUER          NO           N/A               N/A
Article 556 of the Companies Code

PROPOSAL #14.: Miscellaneous                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGGREKO PLC
  TICKER:                N/A             CUSIP:     G0116S102
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the Auditors and adopt the Company's accounts for
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
Company's ordinary shares

PROPOSAL #4.: Elect Mr. W.F. Caplon as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #5.: Elect Mr. R.J.King as a Director of the                      ISSUER          YES          FOR               FOR
 Company

PROPOSAL #6.: Re-elect Mr. A.G. Cockburn as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-elect Mr. Pandya as a Director of                         ISSUER          YES          FOR               FOR
the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next AGM at which accounts are
laid before the Company and authorize the audit
committee of the Board to fix their remuneration

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 70,000,001.50
to GBP 92,000,000.10 by the creation of an additional
 109,999,993 ordinary shares of 20p each having the
rights attached to the ordinary shares of 20p each as
 specified in the Articles of Association of the
Company and ranking pari passu in all respects with
the existing ordinary shares of 20p each in the
capital of the Company

PROPOSAL #10.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 [the 'Directors'], to allot relevant securities
[Section 80 of the Companies Act 1985] up to an
aggregate nominal amount of GBP 17,985,000; provided
that [Authority expires at the earlier of the
conclusion of the next AGM of the Company or 30 JUN
2010]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry; and further, in substitution for any
existing authority, to allot equity securities
[Section 94 of the Companies Act 1985] a) in
connection with a rights issue in favor of ordinary
shareholders; b) up to an aggregate nominal amount of
 GBP17,985,000; and c) pursuant to any approved and
unapproved share option scheme; [Authority expires at
 the earlier of the conclusion of the next AGM of the
 Company or 30 JUN 2010] and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.11: Authorize the Board of Directors of                        ISSUER          YES          FOR               FOR
the Company [the 'Directors'], pursuant to Section 95
 of the Companies Act 1985 [the 'Act'] to allot
equity securities [within the meaning of Section 94
of the Act] wholly for cash (i) by selling equity
securities held by the Company as treasury shores or
(ii) by allotting new equity securities pursuant to
any authority for the time being in force under
Section 80 of the Act, as if section 89(1) of the Act
 did not apply to such allotment, provided that this
power shall be limited to: the allotment of equity
securities for cash in connection with or pursuant to
 rights issue in favour of ordinary shareholders on
the register of members on such record dates as the
Directors may determine where equity securities
respectively attributable to the interests of all
ordinary shareholders are proportionate [as nearly as
 may be practicable] to the respective numbers of
ordinary shores held by them on any such record date[
 subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient to deal
 with treasury shares, fractional entitlements or
legal or practical problems arising under the lows of
 any overseas territory or the requirements of any
regulatory body or stock exchange or by virtue of
shoes being represented by depository receipts or any
 other matter [whatsoever]; and the allotment
[otherwise than pursuant to sub-paragraph (a) above]
of equity securities for cash up to on aggregate
nominal value GBP 2,725,000; [Authority expires at
the earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010] and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 163(3) of the Companies Act 1985,
to make market purchases of up to 27,250,000 ordinary
 shares of 20p each in the Company, at a minimum
price of 20p and up to 105% of the average middle
market quotations for such shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days; and any ordinary shares so
purchased shall be cancelled or, if the Directors so
determine and subject to the provisions of any
statutory instruments relating to the treasury shares
 and any applicable regulations of the United Kingdom
 Listing Authorities held as treasury shares
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 18 months]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be

PROPOSAL #S.13: Approve the general meeting of the                         ISSUER          YES          FOR               FOR
Company other than an AGM may be called on not less
than 14 clear days' notice, provided that [authority
expires at the conclusion of the next AGM of the
Company]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGORA S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X00216105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the Management Board                                 ISSUER          NO           N/A               N/A
presentation on the financial statement, report on
Company's operations, report on consolidated
financial statement, report on Group's activities in

PROPOSAL #4.: Approve to review and adopt the                              ISSUER          NO           N/A               N/A
financial statement and the Management Board's report
 on the Company's operations in 2008

PROPOSAL #5.: Approve to review and adopt the                              ISSUER          NO           N/A               N/A
consolidated financial statement and the report on
the Group's activities in 2008

PROPOSAL #6.: Approve the profit distribution for 2008                     ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve to fulfill duties by the                             ISSUER          NO           N/A               N/A
Management Board

PROPOSAL #8.: Approve to fulfill duties by the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #9.: Approve the Management Board's members                       ISSUER          NO           N/A               N/A
elected by the way of cooptation

PROPOSAL #10.: Elect the Chairman of the Supervisory                       ISSUER          NO           N/A               N/A
Board due to the end of term of Office

PROPOSAL #11.: Elect the Supervisory Board Members                         ISSUER          NO           N/A               N/A

PROPOSAL #12.: Approve to change the Company's statute                     ISSUER          NO           N/A               N/A

PROPOSAL #13.: Approve to establish the unified text                       ISSUER          NO           N/A               N/A
of the Company's statue

PROPOSAL #14.: Adopt the resolution regarding                              ISSUER          NO           N/A               N/A
redemption of 4040149 Company's own shares

PROPOSAL #15.: Adopt the resolution regarding the                          ISSUER          NO           N/A               N/A
capital decrease by PLN 4040149 as a result of
redemption

PROPOSAL #16.: Adopt the resolution regarding changes                      ISSUER          NO           N/A               N/A
 of the Company's statute

PROPOSAL #17.: Approve to establish the unified text                       ISSUER          NO           N/A               N/A
of the Company's statute text

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AGRICULTURAL BANK OF GREECE SA
  TICKER:                N/A             CUSIP:     X1359L102
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's report                       ISSUER          NO           N/A               N/A
on the annual financial statements for the FY 2008

PROPOSAL #2.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 and the Auditor's report for the FY 2008 and the
distribution of profits

PROPOSAL #3.: Approve the consolidated annual                              ISSUER          NO           N/A               N/A
statements of the Group of Company's and the
Auditors' report for the FY 2008

PROPOSAL #4.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors from any
liability for the year 2008

PROPOSAL #5.: Elect the regular and substitute                             ISSUER          NO           N/A               N/A
Certified Auditors for the purpose of the Audit of
the Bank's financial statements and the consolidated
financial statements of the Group of Company's for
the year 2009

PROPOSAL #6.: Approve the remuneration received by                         ISSUER          NO           N/A               N/A
Chairman, Vice Chairman and Members of the Bank's
Board of Directors for the year 2008 and to determine
 their remuneration for the year 2009

PROPOSAL #7.: Appoint the Members of the Audit                             ISSUER          NO           N/A               N/A
Committee and approve the remuneration received by
its Members for the year 2008 and determine their
remuneration for the year 2009

PROPOSAL #8.: Elect a new Member of the Board of                           ISSUER          NO           N/A               N/A
Directors in replacement of a resigned Member

PROPOSAL #9.: Authorize the Members of the Board of                        ISSUER          NO           N/A               N/A
Directors' and Bank's executive's participation in
the Board of Directors or in the Management of A.B.G.
 Group of Company's or in Company's pursuing similar
or related goals

PROPOSAL #10.: Approve to renew the insurance                              ISSUER          NO           N/A               N/A
contract between ABG and Agrotiki Insurance covering
the Members of the Board of Directors and the
administrative executives on liabilities against 3rd
parties

PROPOSAL #11.: Announcements, approvals, other issues                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIR BERLIN PLC, RICKMANSWORTH
  TICKER:                N/A             CUSIP:     G0177R100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts of the Company for                      ISSUER          YES          FOR               FOR
 the YE 31 DEC 2008, the report of the Auditors
thereon and the report of the Directors for the YE 31

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Dieter Pfundt as a                              ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
146 of the Company's Articles of Association with
effect from the end of the meeting

PROPOSAL #4.: Re-elect Mr. Jean Christoph Debus as a                       ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
146 of the Company's Articles of Association with
effect from the end of the meeting

PROPOSAL #5.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Company's Auditors, until the conclusion of the next
general meeting of the Company at which accounts are
laid

PROPOSAL #6.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #7.: Authorize the Company and any Company                        ISSUER          YES          FOR               FOR
which is or becomes a subsidiary of the Company,
during the period to which this Resolution relates,
to make donations to political parties and
independent election candidates; and make donations
to political organizations other than political
parties; and incur political expenditure, during the
period commencing on the date of this resolution and
ending on the date of the Company's next AGM,
provided that in each case any such donations and
expenditure made by the Company or by any such
subsidiary shall not exceed GBP 100,000 [or its Euro
equivalent] per Company and together with those made
by any such subsidiary and the Company shall not in
the aggregate exceed GBP 100,000 [or its Euro
equivalent]; any terms used in this resolution which
are defined in Part 14 of the Companies Act 2006
shall bear the same meaning for the purposes of this

PROPOSAL #8.: Re-elect Mr. Ali Sabanci as a Director                       ISSUER          YES          FOR               FOR
of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AIXTRON AG, AACHEN
  TICKER:                N/A             CUSIP:     D0198L143
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribution profit of EUR 30,031,599.04 as follows:
payment of a dividend of EUR 0.09 per no-par share
EUR 21,851,083.60 shall be carried forward ex-
dividend and payable date: 21 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Director's

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: Deloitte + Touche GmbH, Duesseldorf

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at a price not differing more than 10% from the
market price of the shares, on or before 19 NOV 2010,
 the Board of Managing Director's shall be authorized
 to use the shares within the scope of the Company's
Stock Option Plans 2002 and 2007, to dispose of the
shares in a manner other than the stock exchange or
an offer to all shareholders if the shares are sold
at a price not materially below their market price,
to use the shares for satisfying conversion or option
 rights, or in connection with mergers and
acquisitions, and to retire the shares

PROPOSAL #7.: Resolution on the transfer of the                            ISSUER          YES          FOR               FOR
Company's domicile from Aachen to Herzogenrath and
the corresponding amendments to the Articles of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AJISEN CHINA HLDGS LTD
  TICKER:                N/A             CUSIP:     G0192S109
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company and the reports
of the Directors and the Auditors for the YE 31 DEC

PROPOSAL #2.: Declare a final dividend and a special                       ISSUER          YES          FOR               FOR
dividend for the YE 31 DEC 2008

PROPOSAL #3.a.1: Re-elect Mr. Poon Ka Man, Jason as a                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #3.a.2: Re-elect Mr. Katsuaki Shigemitsu as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #3.a.3: Re-elect Mr. Lo Peter as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.a.4: Re-elect Mr. Wang Jincheng as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.b: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
Auditors and authorize the Board of Directors to fix
their remuneration

PROPOSAL #5.a: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, during the Relevant Period [as specified],
to allot, issue or otherwise deal with additional
shares in the capital of the Company or securities
convertible into shares, or options, warrants or
similar rights to subscribe for shares or such
convertible securities of the Company and to make or
grant offers, agreements and/or options [including
Bonds, warrants and debentures convertible into
shares of the Company] which may require the exercise
 of such powers be and is hereby generally and
unconditionally approved; to make or grant offers,
agreements and/or options which may require the
exercise of such power after the end of the relevant
period; the aggregate nominal amount of share capital
 allotted or agreed conditionally or unconditionally
to be allotted [whether pursuant to options or
otherwise] by the Directors of the Company during the
 relevant period pursuant to Paragraph [i] above,
otherwise than pursuant to 1) a rights issue or 2)
the grant or exercise of any option under the option
scheme of the Company or any other option, scheme or
similar arrangement for the time being adopted for
the grant or issue to officers and/or employees of
the Company and/or any of its subsidiaries of shares
or rights to acquire shares of the Company; or 3) any
 scrip dividend or similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the Articles of Association of the Company in
force from time to time; or 4) any issue of shares in
 the Company upon the exercise of rights of
subscription or conversion under the terms of any
existing convertible notes issued by the Company or
any existing securities of the Company which carry
rights to subscribe for or are convertible into
shares of the Company, shall not exceed the aggregate
 of 20% of the aggregate nominal amount of share
capital of the Company in issue as at the date of
passing this resolution and the said approval shall
be limited accordingly; [Authority expires at the
earlier of the conclusion of the next AGM of the
Company; 2) the expiration of the period within which
 the next AGM of the Company is required by any
applicable law or the Articles of Association of the

PROPOSAL #5.b: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, during the Relevant Period [as specified],
to repurchase shares of the Company on The Stock
Exchange of Hong Kong Limited [the Stock Exchange] or
 on any other stock exchange on which the shares of
the Company may be listed and recognized for this
purpose by the Securities and Futures Commission and
the Stock Exchange under the Code on Share
Repurchases and, subject to and in accordance with
all applicable laws and the Rules Governing the
Listing of Securities on the Stock Exchange [The
Listing Rules]; the aggregate nominal amount of the
shares of the Company, which may be repurchased
pursuant to the approval in Paragraph [i] above shall
 not exceed 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing of this resolution, and the said approval
 shall be limited accordingly; subject to the passing
 of each of the Paragraphs i) and ii) of this
resolution, any prior approvals of the kind referred
to in Paragraphs i) and ii) of this resolution which
had been granted to the Directors and which are still
 in effect be and are hereby revoked; and [Authority
expires at the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by any applicable law or the Articles of Association

PROPOSAL #5.c: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and otherwise deal with additional
shares of the Company and to make or grant offers,
agreements and options which might require the
exercise of such powers pursuant to the ordinary
Resolution 5[A] set out in the notice convening this
meeting be and is hereby extended by the addition to
the aggregate nominal amount of the share capital of
the Company which may be allotted by the Directors
pursuant to such general mandate an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
ordinary Resolution 5[B] set out in the notice
convening this meeting, provided that such amount
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of passing of the said resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AJISEN CHINA HLDGS LTD
  TICKER:                N/A             CUSIP:     G0192S109
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the continuing connected                             ISSUER          YES          FOR               FOR
transactions carried out by the group with Shigemitsu
 since the expiry of the existing waiver on 31 DEC

PROPOSAL #2.: Approve the continuing connected                             ISSUER          YES          FOR               FOR
transactions carried out by the group with design
Union Interior Contracting Ltd since the expiry of
the existing waiver on 31 DEC 2008

PROPOSAL #3.: Approve the renewal supply agreement                         ISSUER          YES          FOR               FOR
dated 14 MAY 2009

PROPOSAL #4.: Approve the renewal sales agreement                          ISSUER          YES          FOR               FOR
dated 14 MAY 2009

PROPOSAL #5.: Approve the supply agreement [PRC]                           ISSUER          YES          FOR               FOR
dated 14 MAY 2009

PROPOSAL #6.: Approve the continuing connected                             ISSUER          YES          FOR               FOR
transactions with Shigemitsu and Shigemitsu food
subject to the proposed Caps

PROPOSAL #7.: Authorize the Directors to give effect                       ISSUER          YES          FOR               FOR
of the above matters

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALAMOS GOLD INC
  TICKER:                N/A             CUSIP:     011527108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Directors at 7

PROPOSAL #2.1: Elect Mr. Mark Wayne as a Director and                      ISSUER          YES          FOR               FOR
 approve to fix the term of office

PROPOSAL #2.2: Elect Mr. John A. McCluskey as a                            ISSUER          YES          FOR               FOR
Director and approve to fix the term of office

PROPOSAL #2.3: Elect Mr. Leonard Harris as a Director                      ISSUER          YES          FOR               FOR
 and approve to fix the term of office

PROPOSAL #2.4: Elect Mr. James M. McDonald as a                            ISSUER          YES          FOR               FOR
Director and approve to fix the term of office

PROPOSAL #2.5: Elect Mr. John F. Van De Beuken as a                        ISSUER          YES          FOR               FOR
Director and approve to fix the term of office

PROPOSAL #2.6: Elect Mr. Eduardo Luna as a Director                        ISSUER          YES          FOR               FOR
and approve to fix the term of office

PROPOSAL #2.7: Elect Mr. David Gower as a Director                         ISSUER          YES          FOR               FOR
and approve to fix the term of office

PROPOSAL #3.: Appoint Ernst & Young LLP as the                             ISSUER          YES          FOR               FOR
Auditors of the Company for the ensuing year and
authorize the Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALAPIS S.A.
  TICKER:                N/A             CUSIP:     X9740B139
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, the FY 2008 parent and                              ISSUER          NO           N/A               N/A
consolidated financial statements [01 JAN 2008 till
31 DEC 2008] submission and the relevant board of
Directors and Auditors reports

PROPOSAL #2.: Approve the profit appropriation for                         ISSUER          NO           N/A               N/A
the year 2008 [01 JAN 2008 till 31 DEC 2008] and
dividend distribution

PROPOSAL #3.: Grant discharge from liability of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors for the FY 2008

PROPOSAL #4.: Approve the assemble of the Audit                            ISSUER          NO           N/A               N/A
Committee under Article 37 of L. 3693/2008

PROPOSAL #5.: Elect the Ordinary and Deputy Certified                      ISSUER          NO           N/A               N/A
 Auditors for the year 2009 [01 JAN 2009 till 31 DEC
2009]

PROPOSAL #6.: Grant authority, under Article 23 of                         ISSUER          NO           N/A               N/A
codified Law 2190.1920, to the Members of the Board
of Directors and the Company's Managers to
participate in the Management of Company's with
relative business activity

PROPOSAL #7.: Approve, of remuneration and                                 ISSUER          NO           N/A               N/A
compensation of Members of the Board of Directors for
 the year 2008 and to determine their remuneration
and compensation for the year 2009

PROPOSAL #8.: Approve to carry out contracts under                         ISSUER          NO           N/A               N/A
Article 23A of codified Law 2190.1920

PROPOSAL #9.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Directors which were elected by the Board of
Directors in substitution of resigned Members

PROPOSAL #10.: Announcements and several issues                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALI CORP
  TICKER:                N/A             CUSIP:     Y0034X100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Elect Mr. Tsai Chin Lin Shareholder                         ISSUER          YES        AGAINST           AGAINST
No: 16 as a Director

PROPOSAL #B.8: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALPHA NETWORKS INC
  TICKER:                N/A             CUSIP:     Y0093T107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: 2008 operation report                                       ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: Report status of investment in                              ISSUER          NO           N/A               N/A
Mainland China

PROPOSAL #1.4: Report status of endorsement guarantee                      ISSUER          NO           N/A               N/A

PROPOSAL #1.5: Report execution of buy back treasury                       ISSUER          NO           N/A               N/A
stock

PROPOSAL #2.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
operation and financial reports

PROPOSAL #2.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions; [cash dividend TWD 0.8 per
share, stock dividend 20 shares per 1,000 shares from
 retain earnings subject to 20% withholding tax]

PROPOSAL #3.1: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividend

PROPOSAL #3.2: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #3.3: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #3.4: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #3.5: Re-elect the Directors and Supervisors                      ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Approve to release the Directors                            ISSUER          YES          FOR               FOR
elected from non competition restrictions

PROPOSAL #4.: Extemporary motion                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALSTRIA OFFICE REIT-AKTIENGESELLSCHAFT, HAMBURG
  TICKER:                N/A             CUSIP:     D0378R100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory board, the Group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289(4) and 315(4) of the German commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 28,500,000 as follows:
payment of a dividend of EUR 0.52 per no-par share
EUR 76,869.68 shall be carried forward ex-dividend
and payable date: 29 JUN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors: 1) for the                      ISSUER          NO           N/A               N/A
 2009 FY: PricewaterhouseCoopers Ag, Berlin; 2) for
the review of the interim half-year financial
statements: PricewaterhouseCoopers AG, Berlin

PROPOSAL #6.: Elect Mr. Roger Lee to the Supervisory                       ISSUER          NO           N/A               N/A
Board

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices neither more than 10% above nor more than
20% below the market price of the shares, on or
before 09 DEC 2010 the board of Managing Directors
shall be authorized to sell the shares on the stock
exchange or to offer them to all shareholders, to
dispose of the shares in a manner other than the
stock exchange or an offer to all shareholders if the
 shares are sold at a price not materially below
their market price, to use the shares in connection
with mergers and acquisitions or for satisfying
conversion or option rights, to use the shares as:
employee shares or within the scope of the company's
stock option plan and the convertible profit-sharing
rights programme, and to retire the shares

PROPOSAL #8.A.: Approve Issuance of Warrants/Bonds                         ISSUER          NO           N/A               N/A
with Warrants Attached/Convertible Bonds without
Preemptive Rights up to Aggregate Nominal Amount of
EUR 125 Million Approve Creation of EUR 12.8 Million
Pool of Conditional Capital to Guarantee Conversion
Rights

PROPOSAL #8.B.: Approve Issuance of Warrants/Bonds                         ISSUER          NO           N/A               N/A
with Warrants Attached/Convertible Bonds without
Preemptive Rights up to Aggregate Nominal Amount of
EUR 140 Million Approve Creation of EUR 12.8 Million
Pool of Capital to Guarantee Conversion Rights

PROPOSAL #9.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association, regarding the convocations of and
attendance at shareholders' meetings in connection
with the implementation of the shareholders' rights
act (arug) a) amendments aa) Section 14(2), in
respect of the day of the announcement not being
counted bb) Section 14(3), in respect of the
registrations and proof of shareholding being
transmitted to the Company at least six days prior to
 the meeting, not counting the day of receipt cc)
Section 15(3), in respect of proxy-voting
instructions being issues in written form, the
company offering at least one way to communicate the
instructions via electronic means b) the Board of
Managing Directors shall enter the above amendments
into the commercial register only if and when the
respective provisions of the arug come into effect

PROPOSAL #10.: Amendment to Section 17(1), in respect                      ISSUER          NO           N/A               N/A
 of the general meeting being authorized to adopt a
resolution on paying a dividend in kind instead of a
cash dividend

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALTEK CORPORATION
  TICKER:                N/A             CUSIP:     Y0094P104
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A
 and financial statements

PROPOSAL #A.2: To report the 2008 Audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of the corporate                       ISSUER          NO           N/A               N/A
bonds

PROPOSAL #A.4: To report the status of buyback                             ISSUER          NO           N/A               N/A
Treasury Stock

PROPOSAL #A.5: To report the status of                                     ISSUER          NO           N/A               N/A
endorsements/guarantees and monetary loans in Company
 and subsidiary

PROPOSAL #A.6: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.0 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus proposed stock
 dividend: 50 for 1,000 shares held

PROPOSAL #B.4: Approve the adjustment to the                               ISSUER          YES          FOR               FOR
investment quota in people's Republic of China

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.7: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.8: Other Issues                                                ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALTEN, BOULOGNE-BILLANCOURT
  TICKER:                N/A             CUSIP:     F02626103
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve and review of the                                   ISSUER          YES          FOR               FOR
unconsolidated accounts for the FY ended on 31 DEC
2008; Grant discharge to the Board Members

PROPOSAL #O.2: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the annual and consolidated                         ISSUER          YES          FOR               FOR
accounts; Grant discharge to the Board Members

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Statutory Auditors on the agreements and commitments
referred to in Articles L.225-38 of the Commercial

PROPOSAL #O.5: Approve the renewal of 1 Board                              ISSUER          YES        AGAINST           AGAINST
Member's mandate

PROPOSAL #O.6: Approve the renewal of the cabinet                          ISSUER          YES          FOR               FOR
DAUGE&ASSOCIES' mandate as Permanent Statutory Auditor

PROPOSAL #O.7: Approve the renewal of the cabinet                          ISSUER          YES          FOR               FOR
KLING&ASSOCIES' mandate as Temporary Statutory Auditor

PROPOSAL #O.8: Approve the renewal of the GRANT                            ISSUER          YES          FOR               FOR
THORNTON Company's mandate as Permanent Statutory
Auditor

PROPOSAL #O.9: Approve the renewal of the IGEC                             ISSUER          YES          FOR               FOR
Company's mandate as Temporary Statutory Auditor

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
repurchase, by the Company, its own shares under
Article L.225-209 of the Commercial Code

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out a capital increase by incorporation of
reserves, premiums and benefits

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out a capital increase by issuing common shares
 and /or warrants giving access to capital reserved
for shareholder

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out the capital increase by issuing common
shares and /or warrants giving access to capital,
with cancellation of preferential subscription rights

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out a capital increase, in the limit of ten
[10%], to pay contributions in kind of equity
securities or warrants

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase share capital by issuing shares reserved for
 Members of a Company Savings Plan referred to in
Articles L.3332-18 and sequence, of the Labor Code

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant options to subscribe and / or purchase shares
for employees [and / or certain corporate managers]

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares subscription warrants reserved for a
class of people

PROPOSAL #E.18: Approve the Amendment of Article 15                        ISSUER          YES          FOR               FOR
of the Company's Statutes

PROPOSAL #E.19: Grant powers delegated to deal with                        ISSUER          YES          FOR               FOR
the formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALTRAN TECHNOLOGIES SA, PARIS
  TICKER:                N/A             CUSIP:     F02646101
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the unconsolidated accounts for                      ISSUER          YES          FOR               FOR
 the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the consolidated accounts for                        ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #3.: Approve the distribution of profits for                      ISSUER          YES          FOR               FOR
 the FYE on 31 DEC 2008

PROPOSAL #4.: Approve the regulated agreements                             ISSUER          YES          FOR               FOR
concluded by the Company and presented in the special
 report of the Statutory Auditors

PROPOSAL #5.: Approve the adaptation of the Company                        ISSUER          YES          FOR               FOR
objectives and amend the Article 3 of the Statutes

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
grant options to subscribe for the Company's shares

PROPOSAL #7.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
carry out the allocation of free shares of the Company

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
issue bonds and securities, or other securities
conferring the same right to claim against the Company

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase the share capital by issuing shares and
warrants giving access immediately or ultimately to
the Company's capital, with maintenance of
preferential subscription rights

PROPOSAL #10.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital, by issue, with
cancellation of preferential subscription rights of
shareholders, convertible bonds and/or exchange for
new common shares or existing [''OCEANEs'']

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
reserves, profits, premiums or others

PROPOSAL #12.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the number of securities to be issued in
case of capital increase, with or without
preferential subscription rights, pursuant to the 9th
 and 10th Resolutions

PROPOSAL #13.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
issue shares, securities or various warrants in the
limit of 10% of the share capital, in order to
remunerate contributions in kind of equity securities
 or warrants of other Companies

PROPOSAL #14.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the capital reserved for employees of the
Company and of the Group Altran Companies who are
Members of a Company Savings Plan

PROPOSAL #15.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital through cancellation of

PROPOSAL #16.: Authorize the Board of Directors for                        ISSUER          YES        AGAINST           AGAINST
the Company to buy its own securities

PROPOSAL #17.: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #18.: Powers for formalities                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ALTRI SGPS SA
  TICKER:                N/A             CUSIP:     X0142R103
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and accounts                       ISSUER          NO           N/A               N/A
of the Company for the year 2008

PROPOSAL #2.: Approve the consolidated annual report                       ISSUER          NO           N/A               N/A
and accounts of the year 2008

PROPOSAL #3.: Approve the proposal for profits                             ISSUER          NO           N/A               N/A
appropriation

PROPOSAL #4.: Approve to appreciate the Management                         ISSUER          NO           N/A               N/A
Board and Supervisory Board performance

PROPOSAL #5.: Approve to rectify the internal                              ISSUER          NO           N/A               N/A
nomination of administrators

PROPOSAL #6.: Approve to buy and sell own shares                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMIL PARTICIPACOES SA
  TICKER:                N/A             CUSIP:     P0R997100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to examine, discuss and vote                         ISSUER          YES          FOR               FOR
upon the Board of Directors' annual report, the
financial statements and Independent Auditor's report
 relating to FYE 31 DEC 2008

PROPOSAL #II.: Approve the destination of the net                          ISSUER          YES          FOR               FOR
profit from the FY

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES          FOR               FOR
Directors

PROPOSAL #IV.: Approve to set the Director's                               ISSUER          YES          FOR               FOR
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMLIN PLC
  TICKER:                N/A             CUSIP:     G0334Q177
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts for the                       ISSUER          YES          FOR               FOR
YE 31 DEC 2008 and the reports of the Directors and
the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report contained in the Company's annual report for
the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 11.0p per                        ISSUER          YES          FOR               FOR
ordinary share in respect of the YE 31 DEC 2008, such
 dividend to be paid on 20 MAY 2009 to holders of
ordinary shares on the register on 27 MAR 2009

PROPOSAL #4.: Elect Mrs. C Bosse as a Director, who                        ISSUER          YES          FOR               FOR
retires at the 1st AGM following her appointment to
the Board

PROPOSAL #5.: Elect Mr. A.W. Holt as a Director, who                       ISSUER          YES          FOR               FOR
retires at the 1st AGM following his appointment to
the Board, after his retirement as an Executive
Director

PROPOSAL #6.: Re-elect Mr. N.J.C. Buchanan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. B.D. Carpenter as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-elect Mr. R.H. Davey as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. R.A. Hextall as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. C.E.L. Phillipps as a                          ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #11.: Re-elect Sir Mark Wrightson, Bt as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #12.: Re-appoint Deloitte LLP as the                              ISSUER          YES          FOR               FOR
Auditors to hold office until the conclusion of the
next general meeting at which accounts are laid
before the Company and authorize the Audit Committee
to determine their remuneration

PROPOSAL #13.: Authorize the Directors to establish                        ISSUER          YES          FOR               FOR
further plans based on the Amlin Plc Performance
Share Plan 2004 but modified to take account of local
 tax, exchange control or securities laws in overseas
 territories, provided that any shares made available
 under such further plans are treated as counting
against the limits on individual or overall
participation in the Amlin Plc Performance Share Plan
 2004

PROPOSAL #14.: Authorize the ordinary share capital                        ISSUER          YES          FOR               FOR
of the Company be increase from GBP 199,999,998 to
GBP 225,000,000 by the creation of 88,888,896 new
ordinary shares of 28.125p each having the rights as
set out in the Articles of Association of the Company

PROPOSAL #15.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all existing authorities and
pursuant to Section 80 of the Companies Act 1985 [the
 Act], to allot relevant securities [Section 80] up
to an aggregate nominal amount of GBP 44,067,316;
[Authority expires the earlier of the conclusion of
the AGM in 2010 or on 01 JUL 2010]; and the Directors
 may allot relevant securities after the expiry of
this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.16: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for any existing authority, subject to
the passing of Resolution 15 and pursuant to Section
94(2) of the Companies Act 1985, to allot equity
securities [Section 94[2]] for cash pursuant to the
authority conferred by Resolution 15, disapplying the
 statutory pre-emption rights [Section 94(3A)] of the
 1985 Act in each case: provided that this power is
limited to the allotment of equity securities: a) in
connection with a pre-emptive offer; b) up to an
aggregate nominal amount of GBP 6,610,097 and
pursuant to the authority given by paragraph [ii] of
Resolution 15 above in connection with a rights
issue, as if Section 89[1] of the 1985 Act did not
apply to any such allotment; [Authority expires the
earlier of the conclusion of the next AGM of the
Company in 2010 or 01 JUL 2010]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.17: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985 [the
 Act], to make market purchases [Section 163 of the
Act] of up to 47,005,137 ordinary shares of 28.125p
each in the capital of the Company, at a minimum
price of 28.125p and up to 105% of the average middle
 market quotations of the Company Ordinary shares as
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days on which
such share is contracted to be purchased; and the
higher of the price of the last independent trade and
 the highest current bid as stipulated by Article
5[1] of the Commission Regulation [EC] 22 DEC 2003
implementing the Market Abuse Directive as regards
exemptions for buy-back programs and stabilization of
 financial instruments [No 2273/2003]; [Authority
expires the earlier of the conclusion the AGM of the
Company in 2010 or on 01 JUL 2010]; the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly
or partly after such expiry

PROPOSAL #S.18: Approve the general meeting of the                         ISSUER          YES          FOR               FOR
Company other than an AGM may be called on not less
than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMPLIFON SPA, VIA RIAPAMONTI N 131, MILANO
  TICKER:                N/A             CUSIP:     T0388E118
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, allocation of profits, Board of the
Auditors report, consolidated financial statement at

PROPOSAL #2.: Appoint the Board of Auditors,                               ISSUER          NO           N/A               N/A
determination of its emoluments

PROPOSAL #3.: Approve the determination of the Board                       ISSUER          NO           N/A               N/A
of Directors emoluments for year 2009

PROPOSAL #4.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMREST HOLDINGS NV, AMSTERDAM
  TICKER:                N/A             CUSIP:     N05252106
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the drawing up the attendance                        ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approve to verify the validity the                           ISSUER          NO           N/A               N/A
conveying the general meeting and its authority to
adopt resolutions

PROPOSAL #5.: Adopt the agenda                                             ISSUER          NO           N/A               N/A

PROPOSAL #6.: Adopt the By-laws of the general meeting                     ISSUER          NO           N/A               N/A

PROPOSAL #7.: Receive the Management Board report of                       ISSUER          NO           N/A               N/A
the Company and Amrest Group activities

PROPOSAL #8.: Approve the financial statement of the                       ISSUER          NO           N/A               N/A
Company and consolidated financial statement of the
Amrest Group

PROPOSAL #9.: Receive the Supervisory Board report                         ISSUER          NO           N/A               N/A
for 2008

PROPOSAL #10.A: Receive and approve the Management                         ISSUER          NO           N/A               N/A
Board report of the Company and Amrest Group

PROPOSAL #10.B: Approve the financial statement of                         ISSUER          NO           N/A               N/A
the Company and consolidated financial statement of
the Amrest Group

PROPOSAL #11.: Adopt the resolution releasing the                          ISSUER          NO           N/A               N/A
Members of the Management Board and the Supervisory
Board from their Duties

PROPOSAL #12.: Adopt the resolutions changing the                          ISSUER          NO           N/A               N/A
composition of the Supervisory Board

PROPOSAL #13.: Approve the Management Board decision                       ISSUER          NO           N/A               N/A
regarding adoption of the International financial
reporting standard in stand alone financial statement
 of the Company

PROPOSAL #14.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMTEK AUTO LTD
  TICKER:                N/A             CUSIP:     Y0124E137
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company [hereinafter referred to as the Board,
which term shall include any Committee of the Board
constituted/to be constituted to exercise its powers
conferred by this resolution], pursuant to the
provisions of Section 81[1A] and all other applicable
 provisions, if any of the Companies Act, 1956
including any statuary modification[s] or re-
enactment thereof for the time being in force and in
accordance with the relevant provisions of the
Memorandum and Articles of Association of the
Company, the rules/regulations guidelines, if any,
prescribed by the Securities and Exchange Board of
India and/or any other regulatory authority, the
listing agreement entered into by the Company with
the Stock Exchanges where the equity shares of the
Company are listed and subject to the approval[s],
consent[s], permission[s] and/or sanction[s], if any,
 of appropriate authorities, institutions or bodies,
as may be required, and subject to such conditions as
 may be prescribed by any of them granting any such
approval[s], consent[s], permission[s], and/or
sanction[s], to create, offer, issue and allot up to
1,50,00,000 warrants, entitling the warrant holder[s]
 from time to time to apply for equity shares of the
Company in two or more tranches, to promoters group
Companies by way of preferential issue, in such
manner and on such terms and conditions as may be
determine by the Board in its absolute discretion,
provided that the aggregate number of resultant
equity shares of the Company against such warrants
shall not exceed 1,50,00,000 fully paid equity shares
 of the face value of INR 2 each at a premium of INR
131 aggregating to INR 199.50 crores, the relevant
date for pricing of the shares is 30 days [i.e. 24
MAY 2009] prior to the date of EGM as per Clause
13.1.1.1 of SEBI [Disclosure & Investor Protection]
Guidelines, 2000, the resultant equity shares to be
issued and allotted upon exercise of right attached
to the warrants in accordance with the terms of the
offer[s] shall rank pari passu with the then existing
 equity shares of the Company in all respects and be
listed on Stock Exchanges where the equity shares of
the Company are listed, the aforesaid Warrants
allotted in terms of this resolution and the
resultant equity shares arising on exercise of right
attached to such Warrants shall be subject to lock-in
 requirements as per the provisions of Chapter XIII
of the SEBI Guidelines; authorize the Board for the
purpose of giving effect to the issue or allotment of
 warrants and equity shares arising there from, on
behalf of the Company to take all actions and do all
such acts, deeds, matters and things as it may, in
its absolute discretion, deem necessary, proper or
desirable for such purpose and with power on behalf
of the Company to settle all questions, difficulties
or doubts that may arise in the proposed issue, offer
 and allotment of the said warrants and equity shares
 arising there from, including utilization of the
issue proceeds, and to do all acts, deeds and things

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMTRAN TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y0124Y109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #a.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #a.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #a.4: The status of investment in people's                        ISSUER          NO           N/A               N/A
republic of China

PROPOSAL #a.5: The issuance status of Corporate bonds                      ISSUER          NO           N/A               N/A

PROPOSAL #a.6: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #a.7: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #b.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #b.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.8 per share

PROPOSAL #b.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 60
for 1,000 shares held

PROPOSAL #b.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #b.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #b.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #b71.1: Elect Mr. Cheun Fa Wu; ID No:                             ISSUER          YES        AGAINST           AGAINST
C100767263 as a Director

PROPOSAL #b71.2: Elect Mr. Li Huang Wu; ID No:                             ISSUER          YES        AGAINST           AGAINST
C220365543 as a Director

PROPOSAL #b71.3: Elect Mr. Shih Ta Chen; ID No:                            ISSUER          YES        AGAINST           AGAINST
F102164325 as a Director

PROPOSAL #b71.4: Elect Mr. Ho Yung Fa Corporation;                         ISSUER          YES        AGAINST           AGAINST
Tax ID: 28829493 as a Director

PROPOSAL #b71.5: Elect Mr. Mei Yuan Chang; ID No:                          ISSUER          YES        AGAINST           AGAINST
B220123740 as a Director

PROPOSAL #b72.1: Elect Mr. Jui Hsing Chen; ID No:                          ISSUER          YES        AGAINST           AGAINST
l100242964 as a Supervisor

PROPOSAL #b72.2: Elect Mr. Wei Feng Chiang; ID No:                         ISSUER          YES        AGAINST           AGAINST
S120119640 as a Supervisor

PROPOSAL #b72.3: Elect Chin Chun Investment Company                        ISSUER          YES        AGAINST           AGAINST
Limited; Tax ID: 84130219 as a Supervisor

PROPOSAL #b.8: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #b.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AMVIG HOLDINGS LTD
  TICKER:                N/A             CUSIP:     ADPV10225
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
consolidated financial statements and reports of the
Directors [the Directors] and Auditors of the Company
 for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of HKD 4.3 cents per share [each a Share] of
 HKD 0.01 each in the capital of the Company

PROPOSAL #3.a: Re-elect Mr. Chan Sai Wai as an                             ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #3.b: Re-elect Mr. Lee Cheuk Yin, Dannis as                       ISSUER          YES          FOR               FOR
an Executive Director

PROPOSAL #3.c: Re-elect Mr. David John Cleveland                           ISSUER          YES          FOR               FOR
Hodge as an Non-Executive Director

PROPOSAL #3.d: Re-elect Mr. Jerzy Czubak as an Non-                        ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #3.e: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors remuneration

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
this resolution, pursuant to the Rules [the Listing
Rules] governing the Listing of Securities on the
Stock Exchange of Hong Kong Limited [the Stock
Exchange], to allot, issue and deal with unissued
shares and make or grant offers, agreements and
options, including warrants to subscribe for shares,
during and after the relevant period, not exceeding
the aggregate of 20% of the aggregate nominal amount
of the issued share capital of the Company in issue
on the date of the passing of this resolution,
otherwise than pursuant to i) a rights issue; or ii)
the exercise of any options granted under the share
options scheme of the Company; or iii) any scrip
dividend or similar arrangements providing for the
allotment and issue of share in lieu of the whole or
part of a dividend on shares in accordance with the
Articles of Association of the Company in force time
to time; or iv) any issue of shares upon the exercise
 of rights of subscription or conversion under the
terms of any warrants of the Company or any
securities which are convertible into shares;
[Authority expires at the conclusion of the next AGM
of the Company or the expiration of the period within
 which the next AGM of the Company is required by the
 Articles of Association of the Company, the
Companies Law Cap 22 [Law 3 of 1961, as consolidated
and revised] of the Cayman Islands [the Companies
Law] or any other applicable law of the Cayman

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 during the relevant period, to purchase shares on
the Stock Exchange or any other stock exchange on
which the Shares may be listed and recognized by the
Securities and Futures Commission of Hong Kong [the
Securities and Futures Commission]of Hong Kong
Limited or any other stock exchange on which the
shares of the Company have been or may be listed and
recognized by the Securities and Futures Commission
under the Hong Kong [the Securities and Futures
Commission] and the stock exchanges for such purposes
 and otherwise in accordance with the rules and
regulations of the Securities and Futures Commission,
 the stock exchange the Companies Law and all other
applicable laws in this regard, not exceeding 10% of
the aggregate nominal amount of the issued share
capital of the Company; [Authority expires at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company, the Companies Law or any
other applicable law of the Cayman Islands to be
held]; the passing of an ordinary resolution by the
shareholders of the Company in general meeting
revoking or varying the authority given to the
Directors of the Company by this resolution

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6, to extend the general mandate
granted to the Directors to allot, issue and deal
with the shares pursuant to Resolution 5 be extended
by an amount representing the aggregate nominal
amount of the share capital repurchased pursuant to
Resolution 6, provided that such amount does not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company at the date of
passing this Resolution 6

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANDHRA BANK LTD
  TICKER:                N/A             CUSIP:     Y01279119
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet of                       ISSUER          YES          FOR               FOR
the Bank as at 31 MAR 2009 and the profit and loss
account for the YE on that date, the report of the
Board of Directors on the working and activities of
the Bank for the period covered by the accounts and
the Auditors reports on the balance sheet and accounts

PROPOSAL #2.: Declare a dividend on equity shares                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ANSALDO STS SPA, GENOVA
  TICKER:                N/A             CUSIP:     T0421V119
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet of Ansaldo                         ISSUER          NO           N/A               N/A
Trasporti-Sistemi Feroviari S.P.A. as of 31 DEC 08,
Board of Directors, Internal and External Auditors
reports, resolutions related there to

PROPOSAL #2.: Approve the balance sheet of Ansaldo                         ISSUER          NO           N/A               N/A
Segnalamento Ferroviario S.P.A. as of 31 DEC 08,
Board of Directors, Internal and External Auditors
reports, resolutions related there to

PROPOSAL #3.: Approve the balance sheet of Ansaldo                         ISSUER          NO           N/A               N/A
STS S.P.A. as of 31 DEC 08, Board of Directors,
Internal and External Auditors reports, resolutions
related there to, and the dividend distribution,
resolutions related there to

PROPOSAL #4.: Grant authority to purchase and dispose                      ISSUER          NO           N/A               N/A
 of own shares, resolutions related there to

PROPOSAL #5.: Approve to adjust                                            ISSUER          NO           N/A               N/A
PricewaterhouseCoopers S.P.A. emoluments

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                APAC RESOURCES LTD
  TICKER:                N/A             CUSIP:     G0403V107
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors
[Directors] and the Auditors of the Company for the
YE 31 DEC 2008

PROPOSAL #2.a.1: Re-elect Mr. Cao Zhong as an                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.a.2: Re-elect Mr. Liu Yongshun as an                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.a.3: Re-elect Mr. Yue Jialin as an                             ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.a.4: Re-elect Mr. Wong Wing Kuen, Albert                       ISSUER          YES          FOR               FOR
as an Independent Non-Executive Director

PROPOSAL #2.b: Authorize the Board of the Company to                       ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #3.: Re-appoint Graham H.Y. Chan & Co. as                         ISSUER          YES        AGAINST           AGAINST
the Auditors of the Company and authorize the Board
of the Company to fix their remuneration

PROPOSAL #4.: Authorize the Directors, to allot,                           ISSUER          YES        AGAINST           AGAINST
issue or otherwise deal with additional shares in the
 capital of the Company [New shares] and to make or
grant offers, agreements and options, including
warrants to subscribe for shares and other rights of
subscription for or conversion into shares during and
 after the end of the relevant period, not exceeding
20% of the aggregate nominal amount of the issued
share capital of the Company, otherwise than pursuant
 to a (i) a Rights Issue; (ii) an issue of New Shares
 upon the exercise of rights of subscription or
conversion under the terms of warrants of the Company
 or any securities which are convertible into shares;
 (iii) an issue of New Shares as scrip dividends or
similar arrangement; (iv) an issue of New Shares
under any share option scheme or similar arrangement;
 or (v) a specific mandate granted by the
shareholders of the Company in general meeting;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Bye-laws of the Company, the
Companies Act 1981 of Bermuda [as amended from time
to time] [Companies Act] or any applicable law to be

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares and outstanding warrants
[warrants] on The Stock Exchange of Hong Kong Limited
 [the Stock Exchange] or any other stock exchange on
which the shares of the Company have been or may be
listed and recognized for this purpose by the
Securities and Futures Commission under the Hong Kong
 and the Stock Exchange under the Hong Kong Code on
share repurchases for such purposes, subject to and
in accordance with all applicable laws and
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange [the Listing Rules]
or listing rules of any other stock exchange as
amended from time to time and the Bye-Laws of the
Company during the relevant period, not exceeding 10%
 of the aggregate nominal amount of the issued share
capital of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the Bye-
laws of the Company, the Companies Act or any
applicable law to be held]

PROPOSAL #6.: Approve, conditional on the passing of                       ISSUER          YES        AGAINST           AGAINST
Resolutions 4 and 5, to extend the general mandate
granted to the Directors pursuant to Resolution 4 by
the addition thereto an amount representing the
aggregate nominal amount of the shares repurchased by
 the Company under the authority granted pursuant to
Resolution 5 above, provided that such extended
amount shall not exceed 10% of the issued share
capital of the Company as at the date of the passing
of this resolution

PROPOSAL #7.: Approve, conditional on the passing of                       ISSUER          YES          FOR               FOR
Resolutions 4 and 5, to extend the general mandate
granted to the Directors and for the time being in
force to exercise all the powers of the Company
pursuant to Resolution 4 by the addition thereto an
amount of the Warrants repurchased by the Company
under the authority granted pursuant to Resolution 5
above, provided that such extended amount shall not
exceed 10% of the Warrants as at the date of the
passing of this resolution

PROPOSAL #S.8: Amend Bye-Laws 1, 2, 10, 44, 51, 59,                        ISSUER          YES          FOR               FOR
66, 67, 68, 69, 70, 73, 75(1), 80, 81, 82, 84(2),
153, 160 and 161 of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                APRIL GROUP, LYON
  TICKER:                N/A             CUSIP:     F0346N106
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, Chairman of the Board and Auditors,
approve the consolidated financial statements for the
 FYE 31 DEC 2008, in the form presented to the
meeting showing earnings for the FY [group share] of

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, Chairman of Board and the Auditors,
approve the Company financial statements for the YE
31 DEC 2008; as presented showing earnings for the FY
 of EUR 65,620,633.79; approve the expenses and
charges that were not tax deductible of EUR
27,305.00, as well as the corresponding tax

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: origin: earnings
for the FY: EUR 65,620,633.79, allocation: legal
reserve: EUR 2,554.12, dividends: EUR 15,123,559.45,
retained earnings: EUR 50,494,520.22; receive the net
 dividend of EUR 0.37 per share, and will entitle to
the 40% deduction provided by the French Tax Code;
this dividend will be paid on 04 May 2009 in the
event that the Company holds some of its own shares
on such date, the amount of the unpaid dividend on
such shares shall be allocated to the retained
earnings account; as required by Law

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors, approve the said report and the agreements
referred to therein

PROPOSAL #O.5: Elect Mr. Jean-Pierre Rousset as a                          ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.6: Elect Mr. Patrick Petitjean as a                            ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.7: Re-appoint Mr. Jean-Claude Augros as a                      ISSUER          YES        AGAINST           AGAINST
 Director for a 2-year period

PROPOSAL #O.8: Re-appoint Mr. Andre Arrago as a                            ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.9: Re-appoint Mr. Bernard Belletante as a                      ISSUER          YES        AGAINST           AGAINST
 Director for a 2-year period

PROPOSAL #O.10: Re-appoint Mr. Xavier Cocquard as a                        ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.11: Re-appoint Mr. Gilles Dupin as a                           ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.12: Re-appoint Mr. Philippe Marcel as a                        ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.13: Re-appoint Mr. Jean-Yves Nouy as a                         ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.14: Re-appoint Mr. Guy Rigaud as a                             ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.15: Re-appoint Mr. Bruno Rousset as a                          ISSUER          YES        AGAINST           AGAINST
Director for a 2-year period

PROPOSAL #O.16: Approve to award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 83,500.00 to the Board of Directors

PROPOSAL #O.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 80.00, maximum number of shares
to be acquired: 5% of the share capital, maximum
funds invested in the share buybacks: EUR
163,497,920.00; [Authority expires for a 18 month
period]; the shareholder's meeting delegates all
powers to the Board of Directors to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Receive the report of the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors decides to increase the maximum duration of
 the option granting the right to subscribe and or to
 purchase shares initially fixed at 8 years, to
increase it to 10 years

PROPOSAL #E.19: Authorize the Bearer to an original,                       ISSUER          YES          FOR               FOR
a copy or extract of the minutes of this meeting to
carry out all filings, publications and other
formalities, publications and other formalities
prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARCADIS N V
  TICKER:                N/A             CUSIP:     N0605M147
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and Notifications                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the report by the Supervisory                        ISSUER          NO           N/A               N/A
Board for the 2008 FY

PROPOSAL #3.: Receive the report by the Executive                          ISSUER          NO           N/A               N/A
Board for the 2008 FY

PROPOSAL #4.A: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #4.B: Approve the Payment of dividend                             ISSUER          YES          FOR               FOR

PROPOSAL #5.A: Grant discharge the Members of the                          ISSUER          YES          FOR               FOR
Executive Board

PROPOSAL #5.B: Grant discharge the Members of the                          ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #6.: Appoint the Auditor to audit the 2009                        ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #7.A: Re-appoint Mr. G.R. Nethercutt Jr. as                       ISSUER          YES          FOR               FOR
a Member of the Supervisory Board

PROPOSAL #7.B: Appoint Ms. R. Markland as a Member of                      ISSUER          YES          FOR               FOR
 the Executive Board

PROPOSAL #7.C: Approve the announcement of vacancies                       ISSUER          YES          FOR               FOR
arising at the next General Meeting of Shareholders

PROPOSAL #8.A: Appoint the Executive Board as the                          ISSUER          YES          FOR               FOR
body and authorize to issue (rights to) ordinary
shares and/or cumulative financing preference shares
in ARCADIS N.V.

PROPOSAL #8.B: Appoint the Executive Board as the                          ISSUER          YES        AGAINST           AGAINST
body and authorize to issue cumulative preference
shares in ARCADIS N.V.

PROPOSAL #8.C: Appoint the Executive Board as the                          ISSUER          YES          FOR               FOR
body and authorize to limit or exclude the
preferential subscription right vested in the

PROPOSAL #9.: Grant authority to purchase ARCADIS                          ISSUER          YES          FOR               FOR
N.V. Company shares

PROPOSAL #10.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #11.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARM HLDGS PLC
  TICKER:                N/A             CUSIP:     G0483X122
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #4.: Re-elect Mr. M. Inglis as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #6.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #7.: Authorize the Director to allot share                        ISSUER          YES          FOR               FOR
capital

PROPOSAL #S.8: Approve to disapply pre-emption rights                      ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Authorize the Company to make market                        ISSUER          YES          FOR               FOR
purchases of its own shares

PROPOSAL #S.10: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings on 14 days notice

PROPOSAL #S.11: Amend the Article 46 of the Company's                      ISSUER          YES          FOR               FOR
 Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARNOLDO MONDADORI EDITORE SPA, MILANO
  TICKER:                N/A             CUSIP:     T6901G126
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements at 31                      ISSUER          NO           N/A               N/A
 DEC 2008, Board of Directors, Auditors and audit
firm report, and adjournment thereof, consolidated
financial statement at 31 DEC 2008

PROPOSAL #O.2: Grant authority to buy and sell own                         ISSUER          NO           N/A               N/A
shares

PROPOSAL #O.3: Approve the resolutions on a Stock                          ISSUER          NO           N/A               N/A
Option Plan for years 2009-2011

PROPOSAL #O.4: Appoint the Board of Directors and                          ISSUER          NO           N/A               N/A
Chairman, determination of Board of Directors
components, terms and emoluments

PROPOSAL #O.5: Appoint the Board of Auditors and                           ISSUER          NO           N/A               N/A
Chairman for years 2009-2011, determination of their
emoluments

PROPOSAL #E.1: Authorize the Board of Directors,                           ISSUER          NO           N/A               N/A
under the provisions of Articles 2443 and 2420 Ter
Civil Code, of the authority to resolve to increase
in share capital and to issue bonds

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ARRIVA PLC
  TICKER:                N/A             CUSIP:     G05161107
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the accounts for the                       ISSUER          YES          FOR               FOR
YE 31 DEC 2008 together with the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 on the ordinary shares of the Company of
17.91 pence per share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Sir. Richard Broadbent as a                         ISSUER          YES          FOR               FOR
Director retiring by rotation under the terms of the
Articles of Association

PROPOSAL #5.: Re-elect Mr. S. P. Lonsdale as a                             ISSUER          YES          FOR               FOR
Director retiring by rotation under the terms of the
Articles of Association

PROPOSAL #6.: Re-elect Mr. S. G. Batey as a Director                       ISSUER          YES          FOR               FOR
retiring by rotation under the terms of the Articles
of Association

PROPOSAL #7.: Re-elect Mrs. A. Risley as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors to the Company and authorize the
Directors to fix the Auditors' remuneration

PROPOSAL #9.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and in
accordance with Section 80 of the Companies Act 1985,
 to allot relevant securities [Section 80[2] of the
Act] up to an aggregate nominal amount of GBP
3,310,951; relevant securities comprising equity
securities [within the meaning of Section 94 of the
Act] up to a further aggregate nominal amount of GBP
3,310,951 provided that they are offered by way of a
rights issue to holders of ordinary shares on the
register of members at such record date as the
Directors may determine where the equity securities
respectively attributable to the interest of the
ordinary shareholders arte proportionate [as nearly
as may be practicable] to the respective numbers of
ordinary shares held or deemed to be held by them on
any such record date, subject to such exclusions or
others arrangements as the Directors may deem
necessary or expedient to deal with treasury shares,
fractional entitlements or legal or practical
problems arising under the Laws of any overseas
territory or the requirements of any regulatory body
or stock exchange or by virtue of shares being
represented by depositary receipts on any other
matter; [Authority expires at the conclusion of the
next AGM of the Company]; and the Directors may allot
 relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 14,500,000 to
GBP 220,000,000 by the creation of an additional
110,000,000 ordinary shares 6 pence each

PROPOSAL #E.11: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchase [Section 163 of the Companies Act 1985] on
the London Stock Exchange of up to 19,866,707
ordinary shares of 5 pence each in the capital of the
 Company, at a minimum price of 5 pence and not more
than 5% above the average market value for such
shares derived from the London Stock Exchange Daily
Official List, over the previous 5 business days;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or on 22 JUL 2010]

PROPOSAL #S.12: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94 of that Act] for cash
pursuant to the authority conferred by Resolution 9
above by way of a sale treasury shares, disapplying
the statutory pre-emption rights [Section 89[1] of
the Act], provided that this power is limited to the
allotment of equity securities: a) in connection with
 a rights issue in favor of ordinary shareholders; b)
 up to an aggregate nominal amount of GBP 496,643;
[Authority expires the earlier of the conclusion of
the next AGM of the Company]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.13: Amend, that the general meeting,                           ISSUER          YES          FOR               FOR
other than an AGM, may be called on net less than 14
clear days notice and that Article 60 of the
Company's Articles of Association by the deletion of
the words and a meeting called for the passing of a
Special Resolution in the first line and the
replacement of the words, a meeting of the Company
[other than an AGM or a meeting for the passing of a
Special Resolution] commencing on the third line with
 the words any other general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASCENDAS INDIA TRUST
  TICKER:                N/A             CUSIP:     Y0259C104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the                          ISSUER          YES          FOR               FOR
Trustee-Manager, the statement by the Trustee-Manager
 and the audited financial statements of a-I Trust
for the YE 31 DEC 2009 together with the Auditors'
report thereon

PROPOSAL #2.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as an Independent Auditor of
a-I Trust and to hold office until the conclusion of
the next AGM and authorize the Directors of the
Trustee-Manager to fix their remuneration

PROPOSAL #3.: Authorize the Trustee-Manager, pursuant                      ISSUER          YES          FOR               FOR
 to Section 36 of the business Trusts Act, Chapter
31A of Singapore [the Business Trusts Acts] and
Clause 6.1 of the trust deed constituting a-I Trust
[as amended and restated] [the 'Trust Deed'],
Ascendas Property Fund Trustee Pte. Ltd. on behalf of
 a-iTrust [the Trustee-Manager], to: a) i) approve,
issue units in a a-i Trust [Units] whether by way of
rights, bonus or otherwise; a) ii) make or grant
offers, agreements or options [collectively,
Instruments] that might or would require Units to be
issued, including but not limited to the creation and
 issue of [as well as adjustments] warrants,
debentures or other instruments convertible into
Units, at any time and upon such terms as specified
and for such purposes and to such persons as the
Trustee-Manager may in its absolute discretion deem
fit; b) approve, issue Units in pursuance of any
instrument made or granted by the Trustee-Manager
while this Resolution was in force [notwithstanding
that the authority conferred by this resolution may
have ceased to be in force, as specified: the
aggregate number of units to be issued pursuant to
this resolution [including units to be issued in
pursuance of instruments made or granted pursuant to
this resolution]; a) by way of renounceable rights
issues on a pro rata basis to Unitholders
[Renounceable Rights Issues] shall not exceed 100% of
 the total number of issued units [as calculated in
accordance with sub-paragraph [3] below]; b) by way
of unit issues other than Renounceable Rights Issues
[Other Unit Issues] shall not exceed 50% of the total
 number of issued units [as calculated in accordance
with sub-paragraph [3] below], of which the aggregate
 number of Units to be issued other than on a pro
rata basis to Unitholders does not exceed 20% of the
total number of issued units [as calculated in
accordance with sub-paragraph [3] below]; the units
to be issued under the Renounceable Rights Issues and
 other unit issues shall not, in aggregate, exceed
100% of the total number of issued units [as
calculated in accordance with sub-paragraph 3)
subject to such manner of calculation as may be
prescribed by the Singapore Exchange Securities
Trading Limited [the SGX-ST] for the purpose of
determining the aggregate number of units that may be
 issued under sub-paragraph [1] above, the total
number of issued units shall be based on the number
of issued units at the time this resolution is
passed, after adjusting for; a) any new units arising
 from the conversion or exercise of any convertible
securities which are outstanding at the time this
resolution is passed; b) any subsequent bonus issue,
consolidation or subdivision of units; in exercising
the authority conferred by this resolution; the
Trustee-Manager shall comply with the provisions of
the listing manual of the SGX-ST for the time being
in force [unless such compliance has been waived by
the SGX-ST], the Trust Deed and the Business Trusts
Act for the time being in force [unless otherwise

PROPOSAL #4.: Authorize the Trustee-Manager,                               ISSUER          YES          FOR               FOR
contingent on the passing of Resolution 3 above, to
fix the issue price for units that may be issued by
way of placement pursuant to the 20% sub-limit for
Other Unit Issues on a non pro rata basis referred to
 in Resolution 3 above, at a discount exceeding 10%
but not more than 20% of the price as determine in
accordance with the listing manual of the SGX-ST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASCENDAS INDIA TRUST
  TICKER:                N/A             CUSIP:     Y0259C104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Authorize the Trustee-Manager [as                           ISSUER          YES          FOR               FOR
specified below] to supplement the Trust Deed
constituting a-iTrust [as amended and restated] [the
Trust Deed] with the Investment Mandate Trust Deed
Supplement [as specified]; and authorize the Trustee-
Manager and/or any Director of the Trustee-Manager
[Director] to complete and do all such acts and
things [including executing all such documents as may
 be required] as the Trustee-Manager and/or such
Director may consider expedient or necessary or in
the interests of a-iTrust to give effect to the
Investment Mandate Trust Deed Supplement

PROPOSAL #2.: Authorize: the Trustee-Manager,                              ISSUER          YES          FOR               FOR
Ascendas Property Fund Trustee Pte. Ltd., on behalf
of a-iTrust [the Trustee-Manager], pursuant to
Section 36 of the Business Trusts Act, Chapter 31A of
 Singapore [the Business Trusts Act] and Clause 6.1
of the Trust Deed, to allot and issue from time to
time such number of units in a-iTrust [Units] as may
be required to be allotted and issued pursuant to any
 Distribution Reinvestment Scheme [as specified] if
and when adopted by the Trustee-Manager at a later
date in the future if it deems appropriate in the
circumstances, and whenever the Trustee-Manager has
resolved that a Distribution [as specified] be paid
or declared and that Unitholders entitled to such
Distribution may elect to receive an allotment of new
 Units credited as fully paid in lieu of an amount of
 the Distribution entitlement; the Trustee-Manager
and/or any Director to complete and do all such acts
and things [including executing all such documents as
 may be required] as the Trustee-Manager and/or such
Director may consider expedient or necessary or in
the interests of a-iTrust to give effect to the
Distribution Reinvestment Scheme Unit Issue Mandate;
in exercising the authority conferred by this
resolution, the Trustee-Manager and/or any Director
shall comply with the provisions of the Listing
Manual of the Singapore Exchange Securities Trading
Limited [the SGX-ST] for the time being in force
[unless such compliance has been waived by the SGX-
ST], the Business Trusts Act and the Trust Deed;
[Authority expires the earlier of the conclusion of
the next AGM of the Unitholders or the date by which
the next AGM of the Unitholders as required by Law to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASCENDAS REAL ESTATE INVESTMENT TRUST
  TICKER:                N/A             CUSIP:     Y0205X103
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issue of new units in A-                         ISSUER          YES          FOR               FOR
REIT [Units] and/or convertible securities or other
instruments [including but not limited to warrants]
which may be convertible into Units [Convertible
Securities] for the 12 month period from 30 JUN 2009,
 being the date of the meeting of the unitholders of
A-REIT [Unitholders] held on 30 JUN 2009 [the
Unitholders' Meeting], to 30 JUN 2010, such that the
number of new Units issued [and/or Units into which
the convertible securities may be converted] does not
 exceed 50.0% of the number of Units in issue as at
30 JUN 2009, being the date of the Unitholders'
Meeting [the Base Figure], of which the aggregate
number of new units issued [and/or Units into which
the convertible securities may be converted], where
the Units and/or convertible securities are issued
other than on a pro rata basis to existing
unitholders, must not be more than 20.0% of the base
figure [the General Mandate]; pursuant to the general
 mandate, Ascendas Funds Management's Limited, as
Manager of A-REIT [the Manager], may issue units
arising from the conversion of the convertible
securities notwithstanding that the general mandate
may have ceased to be in force at the time the units
are to be issued; where the terms of the issue of the
 convertible securities provide for adjustment to the
 number of convertible securities in the event of
rights, bonus or other capitalization issues or any
other events, the Manager may issue additional
convertible securities notwithstanding that the
general mandate may have ceased to be in force at the
 time the convertible securities are issued; and
authorize the Manager, any Director of the Manager
[the Director] and HSBC Institutional Trust Services
[Singapore] Limited, as Trustee of A-REIT [the
Trustee] to complete and do all such acts and things
[including executing all such documents as may be
required] as the Manager, such Director or, as the
case may be, the Trustee may consider expedient or
necessary or in the interests of A-REIT to give

PROPOSAL #E.2: Approve to supplement the Trust deed                        ISSUER          YES          FOR               FOR
dated 09 OCT 2002 constituting A-REIT [as amended]
with the Issue Price Supplement for the purpose of
allowing the Manager to issue Units at the VWAP for
the period of between 10 Business Days to 30 Business
 Days if the Manager reasonably believes that the
VWAP for the period of 10 Business Days immediately
preceding the date of issue of the Units does not
provide a fair reflection of the market price of a
Unit and a longer VWAP period will better reflect the
 fair market price of the Unit in the manner as
specified; and authorize the Manager, any Director
and the Trustee to complete and do all such acts and
things [including executing all such documents as may
 be required] as the Manager, such Director or, as
the case may be, the Trustee may consider expedient
or necessary or in the interests of A-REIT to give
effect to the Issue Price Supplement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASCOM HOLDING AG, BERN
  TICKER:                N/A             CUSIP:     H0309F189
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASCOM HOLDING AG, BERN
  TICKER:                N/A             CUSIP:     H0309F189
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports, including remuneration report

PROPOSAL #2.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #3.: Approve to carry forward the net loss                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Grant discharge the Board and Senior                         ISSUER          YES          FOR               FOR
Management

PROPOSAL #5.: Approve the creation of CHF 3.6 million                      ISSUER          YES          FOR               FOR
 pool of capital without preemptive rights

PROPOSAL #6.1: Re-elect Mr. Juhani Anttila as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.2: Re-elect Dr. J.T. Bergqvist as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.3: Re-elect Dr. Wolfgang Kalsbach as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Re-elect Mr. Paul E. Otth as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.5: Elect Mr. Kenth-Ake Joensson as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Transact other business                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASIATIC DEVELOPMENT BHD
  TICKER:                N/A             CUSIP:     Y03916106
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the financial YE 31 DEC 2008 and the
Directors' and Auditors' reports thereon

PROPOSAL #2.: Approve the declaration of a final                           ISSUER          YES          FOR               FOR
dividend of 5.0 sen less 25% tax per ordinary share
of 50 sen each for the financial year ended 31 DEC
2008 to be paid on 15 JUL 2009 to Members registered
in the record of depositors on 30 JUN 2009

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of MYR 491,900 for the FYE 31 DEC 2008 [2007: MYR
481,825]

PROPOSAL #4.: Re-elect Encik Mohd Din Jusoh as a                           ISSUER          YES          FOR               FOR
Director of the Company pursuant to Article 99 of the
 Articles of Association of the Company

PROPOSAL #5.: Re-elect Lt. Gen. [B] Dato' Abdul Ghani                      ISSUER          YES          FOR               FOR
 Bin Abdullah as a Director of the Company pursuant
to Article 99 of the Articles of Association of the
Company

PROPOSAL #6.: Re-appoint Tan Sri Mohd Amin Bin Osman,                      ISSUER          YES          FOR               FOR
 retiring in accordance with Section 129 of the
Companies Act, 1965, to hold office until the
conclusion of the next AGM

PROPOSAL #7.: Re-appoint Lt. Gen. [B] Dato' Haji                           ISSUER          YES          FOR               FOR
Abdul Jamil Bin Haji Ahmad, retiring in accordance
with Section 129 of the Companies Act, 1965, to hold
office until the conclusion of the next AGM

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #S.1: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company from Asiatic Development Berhad to Genting
Plantation Berhad and that all references in the
Memorandum and Articles of Association of the Company
 to the name Asiatic Development Berhad, wherever the
 same may appear, shall be deleted and subsituted
with Genting Plantation Berhad [Proposed Change of
Name] and authorize Messrs. Tan Sri Mohd Amin Bin
Osman, the Chairman of the Company or Tan Sri Lim Kok
 Thay, the Chief Executive and Director of the
Company, to give effect to the Proposed Change of
Name with full power to assent to any condition,
modification, variation and/or amendment [if any] as
may be required by the relevant authorities

PROPOSAL #9.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject always to the Companies Act, 1965, the
Articles of Association of the Company and the
approval of any relevant governmental and/or
regulatory authorities, where such approval is
required, to Section 132D of the Companies Act, 1965
to issue and allot shares in the Company, at any time
 and upon such terms and conditions and for such
purposes as the Directors may, in their absolute
discretion deem fit provided that the aggregate
number of shares issued pursuant to this resolution
does not exceed 10% of the issued and paid-up share
capital of the Company for the time being, and this
authority under this resolution shall continue in
force until the conclusion of the next AGM of the
Company, and that: a] approval and authority be and
are given to the Directors of the Company to take all
 such actions that may be necessary and/or desirable
to give effect to this resolution and in connection
therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement
with any person, and in all cases with full power to
assent to any condition, modification, variation
and/or amendment [if any] in connection therewith;
and b] the Directors of the Company be and are also
empowered to obtain the approval for the listing of
and quotation for the additional shares so issued on
Bursa Malaysia Securities Berhad

PROPOSAL #10.: Authorize the Company, subject to                           ISSUER          YES          FOR               FOR
compliance with all applicable laws, the Company's
Articles of Association, and the regulations and
guidelines applied from time to time by Bursa
Malaysia Securities Berhad [Bursa Securities] and/or
any other relevant regulatory authority: a] authorize
 the Company to utilize up to the aggregate of the
total retained earnings and share premium accounts of
 the Company based on its latest audited financial
statements available up to the date of the
transaction, to purchase, from time to time during
the validity of the approval and authority under this
 resolution, such number of ordinary shares of 50 sen
 each in the Company [as may be determined by the
Directors of the Company] on Bursa Securities upon
such terms and conditions as the Directors may deem
fit and expedient in the interests of the Company,
provided that the aggregate number of shares to be
purchased and/or held by the Company pursuant to this
 resolution does not exceed 10% of the total issued
and paid-up ordinary share capital of the Company at
the time of purchase, and provided further that in
the event that the Company ceases to hold all or any
part of such shares as a result of [among others]
cancellations, resale's and/or distributions of any
of these shares so purchased, the Company shall be
entitled to further purchase and/or hold such
additional numbers of shares as shall [in aggregate
with the shares then still held by the Company] not
exceed 10% of the total issued and paid-up ordinary
share capital of the Company at the time of purchase.
 Based on the audited financial statements of the
Company for the FYE 31 DEC 2008, the Company's
retained earnings and share premium accounts were
approximately MYR 2,480.4 million and MYR 40.0
million respectively b] approval and authority
conferred by this resolution shall commence on the
passing of this resolution, and shall remain valid
and in full force and effect until: [Authority
expires at the earlier of the conclusion of the next
AGM of the Company or the expiry of the period within
 which the next AGM is required by law to be held],
c] authorize the Directors of the Company in their
absolute discretion, to deal with any shares
purchased and any existing treasury shares [the said
Shares] in the following manner: i] cancel the said
Shares; and/or [ii] retain the said Shares as
treasury shares; and/or [iii] distribute all or part
of the said Shares as dividends to shareholders,
and/or resell all or part of the said Shares on Bursa
 Securities in accordance with the relevant rules of
Bursa Securities and/or cancel all or part of the
said Shares, or in any other manner as may be
prescribed by all applicable laws and/or regulations
and guidelines applied from time to time by Bursa
Securities and/or any other relevant authority for
the time being in force and that the authority to
deal with the said Shares shall continue to be valid
until all the said Shares have been dealt with by the
 Directors of the Company; and d] authorize the

PROPOSAL #11.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries to enter into any of the transactions
falling within the types of recurrent related party
transactions of a revenue or trading nature with the
related parties as set out in Section 2.3 under Part
B of the Document to Shareholders dated 22 MAY 2009
provided that such transactions are undertaken in the
 ordinary course of business, on arm's length basis
and on commercial terms which are not more favorable
to the related party than those generally available
to/from the public and are not, in the Company's
opinion, detrimental to the minority shareholders and
 that the breakdown of the aggregate value of the
recurrent related party transactions conducted/to be
conducted during the FY, including the types of
recurrent transactions made and the names of the
related parties, will be disclosed in the annual
report of the Company; and that such approval shall
continue to be in force until: [Authority expires at
earlier of the conclusion of the next AGM of the
Company following this AGM at which such proposed
shareholders' Mandate is passed, at which time it
will lapse, unless by a resolution passed at the
meeting, the authority is renewed or the expiration
of the period within which the next AGM of the
Company after that date is required to be held
pursuant to Section 143[1] of the Companies Act, 1965
 [but shall not extend to such extension as may be
allowed pursuant to Section 143[2] of the Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASM INTL N V
  TICKER:                N/A             CUSIP:     N07045102
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting and                           ISSUER          NO           N/A               N/A
announcements

PROPOSAL #2.: Report of the Managing Board on the FY                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #3.: Approve the annual accounts on the FY                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #4.: Dividend policy                                              ISSUER          NO           N/A               N/A

PROPOSAL #5.: Grant discharge the Managing Board in                        ISSUER          YES        AGAINST           AGAINST
respect of the duties performed during the past FY

PROPOSAL #6.: Grant discharge the Supervisory Board                        ISSUER          YES        AGAINST           AGAINST
in respect of the duties performed during the past FY

PROPOSAL #7.: Approve that the general meeting                             ISSUER          YES          FOR               FOR
assigns Deloitte Accountants B.V. as the Auditors
responsible for auditing the financial accounts for

PROPOSAL #8.A: Appoint Mr. Gertjan Kramer as a Member                      ISSUER          YES          FOR               FOR
 of the Supervisory Board where all details as laid
down in Article 2:158 Paragraph 5, Section 2: 142
Paragraph 3 of the Dutch Civil Code are available for
 the general meeting of shareholders

PROPOSAL #8.B: Appoint Mr. Jan Lobbezoo as a Member                        ISSUER          YES          FOR               FOR
of the Supervisory Board where all details as laid
down in Article 2:158 Paragraph 5, Section 2: 142
Paragraph 3 of the Dutch Civil Code are available for
 the general meeting of shareholders

PROPOSAL #9.: Authorize the Managing Board, subject                        ISSUER          YES          FOR               FOR
to the approval of the Supervisory Board, to cause
the Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the Company is permitted to
acquire pursuant to the provisions of Section 98,
Sub-section 2, of book 2 of the Netherlands Civil
Code, such acquisition may be effected by means of
any type of contract, including stock exchange
transactions and private transactions, the price must
 lie between the nominal value and an amount equal to
 110% of the market price, by 'market price' is
understood the average of the highest prices reached
by the shares on each of the five stock exchange
business days preceeding the date of acquisition, as
evidenced by the official price list of Euronext
Amsterdam NV, the authorization will be valid for a
period of 18 months, commencing on 14 MAY 2009

PROPOSAL #10.A: Authorize the Managing Board, subject                      ISSUER          YES          FOR               FOR
 to the approval of the Supervisory Board designated
for a period of 18 months as the body which is
authorized to resolve to issue shares up to a number
of shares not exceeding the number of unissued shares
 in the capital of the Company

PROPOSAL #10.B: Authorize the Managing Board under                         ISSUER          YES          FOR               FOR
approval of the Supervisory Board as the sole body to
 limit or exclude the pre emptive right on new issued
 shares in the Company

PROPOSAL #11.A: Approve to cancel 21,985 preferred                         ISSUER          YES          FOR               FOR
shares currently outstanding

PROPOSAL #11.B: Grant an option to Stichting                               ISSUER          YES        AGAINST           AGAINST
Continuiteit ASM international to acquire 21,985
preferred shares

PROPOSAL #12.: Approve to cancel 2,553,000 common                          ISSUER          YES          FOR               FOR
shares with a nominal value of EUR 0.04 in the
capital of the Company

PROPOSAL #13.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #14.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASSECO POLAND S A
  TICKER:                N/A             CUSIP:     X02540130
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and elect the                         ISSUER          NO           N/A               N/A
Chairman

PROPOSAL #2.: Approve, to state if the meeting has                         ISSUER          NO           N/A               N/A
been convened in conformity of resolutions and
assuming its capability to pass valid resolutions

PROPOSAL #3.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve to review the Management Boards                      ISSUER          NO           N/A               N/A
 report on Asseco Poland S.A. activity in 2008

PROPOSAL #5.: Approve to review the Asseco Poland                          ISSUER          NO           N/A               N/A
S.A. financial statement for 2008

PROPOSAL #6.: Approve to review the Auditors opinion                       ISSUER          NO           N/A               N/A
and report on review of Asseco Poland S.A. financial
statement for 2008

PROPOSAL #7.: Approve to review the Asseco Poland                          ISSUER          NO           N/A               N/A
S.A. Supervisory Boards report on assessment of the
Management Boards report on Company's activity in
2008 and on assessment of the Company's financial
statement for 2008

PROPOSAL #8.: Approve the Asseco Poland S.A.                               ISSUER          NO           N/A               N/A
Management Boards report on Company's activity in
2008 and on assessment of the Company's financial
statement for 2008

PROPOSAL #9.: Approve the Asseco Poland S.A. capital                       ISSUER          NO           N/A               N/A
Groups financial statement for 2008

PROPOSAL #10.: Approve the report on Asseco Poland                         ISSUER          NO           N/A               N/A
S.A. capital Groups activity in 2008

PROPOSAL #11.: Approve to review the Auditors opinion                      ISSUER          NO           N/A               N/A
 and report on review of Asseco Poland S.A. capital
Groups financial statement for 2008

PROPOSAL #12.: Approve to review the Asseco Poland                         ISSUER          NO           N/A               N/A
S.A. capital Groups Supervisory Boards report on
assessment of the Management Boards report on
Company's activity in 2008

PROPOSAL #13.: Approve the Asseco Poland S.A. capital                      ISSUER          NO           N/A               N/A
 Groups financial statement for 2008 and Asseco
Poland S.A. capital Groups activity

PROPOSAL #14.: Grant discharge to the Management                           ISSUER          NO           N/A               N/A
Board of Asseco Poland S.A. for 2008

PROPOSAL #15.: Grant discharge to the Supervisory                          ISSUER          NO           N/A               N/A
Board of Asseco Poland S.A. for 2008

PROPOSAL #16.: Approve the allocation of profits                           ISSUER          NO           N/A               N/A
Asseco Poland S.A. for 2008 and dividend payment

PROPOSAL #17.: Approve to review of the Management                         ISSUER          NO           N/A               N/A
Boards report on Prokom Software S.A. activity in
period from 01 JAN 2008 to 01 APR 2008

PROPOSAL #18.: Approve to review of Prokom Software                        ISSUER          NO           N/A               N/A
S.A. financial statement period from 01 JAN 2008 to
01 APR 2008

PROPOSAL #19.: Approve to review the Prokom Software                       ISSUER          NO           N/A               N/A
S.A. Supervisory Boards report on assessment of the
Management Boards report on Company's activity in
period from 01 JAN 2008 to 01 APR 2008 and on
assessment of the Company's financial statement for
period from 01 JAN 2008 to 01 APR 2008

PROPOSAL #20.: Approve the Asseco Poland S.A.                              ISSUER          NO           N/A               N/A
Management Boards report on Prokom Software S.A.
activity in period from 01 JAN 2008 to 01 APR 2008
and of Prokom Software S.A. financial statement for
period from 01 JAN 2008 to 01 APR 2008

PROPOSAL #21.: Grant discharge to the Prokom Software                      ISSUER          NO           N/A               N/A
 S.A. Management Board for period from 01 JAN 2008 to
 01 APR 2008

PROPOSAL #22.: Grant discharge to the Prokom Software                      ISSUER          NO           N/A               N/A
 S.A. Supervisory Board for period from 01 JAN 2008
to 01 APR 2008

PROPOSAL #23.: Approve to review the Management                            ISSUER          NO           N/A               N/A
Boards report on ABG S.A. KRS0000049592 activity in
period from 01 JAN 2008 to 01 OCT 2008

PROPOSAL #24.: Approve to review the ABG S.A.                              ISSUER          NO           N/A               N/A
KRS0000049592 financial statement for period from 01
JAN 2008 to 01 OCT 2008

PROPOSAL #25.: Approve to review the Supervisory                           ISSUER          NO           N/A               N/A
Boards report on assessment of the Management Boards
report on ABG S.A. KRS0000049592 activity in period
from 01 JAN 2008 to 01 OCT 2008 and on assessment of
the ABG S.A. KRS0000049592 financial statement for
period from 01 JAN 2008 to 01 OCT 2008

PROPOSAL #26.: Approve the Asseco Poland S.A.                              ISSUER          NO           N/A               N/A
Management Boards report on ABG S.A. KRS0000049592
activity in period from 01 JAN 2008 to 01 OCT 2008
and the ABG S.A. KRS0000049592 financial statement
for period from 01 JAN 2008 to 01 OCT 2008

PROPOSAL #27.: Grant discharge to the ABG S.A.                             ISSUER          NO           N/A               N/A
KRS0000049592 Management Board for period from 01 JAN
 2008 to 01 OCT 2008

PROPOSAL #28.: Grant discharge to the ABG S.A.                             ISSUER          NO           N/A               N/A
KRS0000049592 Supervisory Board for period from 01
JAN 2008 to 01 OCT 2008

PROPOSAL #29.: Approve to review the Management                            ISSUER          NO           N/A               N/A
Boards report on Systemy Informacyjne Kapital SA
Company's activity in 2008

PROPOSAL #30.: Approve to review the Systemy                               ISSUER          NO           N/A               N/A
Informacyjne Kapital SA financial statement for 2008

PROPOSAL #31.: Approve to review the Auditors'                             ISSUER          NO           N/A               N/A
opinion and report on review of Systemy Informacyjne
Kapital SA financial statement for 2008

PROPOSAL #32.: Approve to review the Supervisory                           ISSUER          NO           N/A               N/A
Boards report on assessment of the Management Boards
report on Systemy Informacyjne Kapital SA activity in
 2008 and on assessment of Systemy Informacyjne
Kapital SA S financial statement for 2008

PROPOSAL #33.: Approve the Asseco Poland S.A.                              ISSUER          NO           N/A               N/A
Management Boards report on Systemy Informacyjne
Kapital SA activity in 2008 and on approval of
Systemy Informacyjne Kapital Sa financial statement

PROPOSAL #34.: Grant discharge to the Systemy                              ISSUER          NO           N/A               N/A
Informacyjne Kapital SA Management Board for 2008

PROPOSAL #35.: Grant discharge to the Systemy                              ISSUER          NO           N/A               N/A
Informacyjne Kapital SA Supervisory Board for 2008

PROPOSAL #36.: Approve the sale of property                                ISSUER          NO           N/A               N/A

PROPOSAL #37.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ASTALDI SPA
  TICKER:                N/A             CUSIP:     T0538F106
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet report as of                       ISSUER          NO           N/A               N/A
31 DEC 08, resolutions related thereto

PROPOSAL #2.: Appoint the internal Auditors for 3                          ISSUER          NO           N/A               N/A
years term 2009-2011, resolutions related thereto

PROPOSAL #3.: Approve the purchase and sale of own                         ISSUER          NO           N/A               N/A
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATEA ASA
  TICKER:                N/A             CUSIP:     R0728G106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairperson for the meeting                        ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect an individual to sign the minutes                      ISSUER          YES          FOR               FOR
 jointly with the Chairperson

PROPOSAL #3.: Approve the notice of the meeting and                        ISSUER          YES          FOR               FOR
agenda

PROPOSAL #4.: Receive the report from the Chief                            ISSUER          YES          FOR               FOR
Executive Officer

PROPOSAL #5.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
annual report for 2008 for the Parent Company and
Group, including YE allocations

PROPOSAL #6.: Approve the distribution of dividend                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the Auditor's fees                                   ISSUER          YES          FOR               FOR

PROPOSAL #8.: Adopt the remuneration to be paid to                         ISSUER          YES          FOR               FOR
Board Members

PROPOSAL #9.: Elect the Members to the Nomination                          ISSUER          YES          FOR               FOR
Committee and approve to determine their remuneration

PROPOSAL #10.: Approve the declaration and guidelines                      ISSUER          YES        AGAINST           AGAINST
 in accordance with Section 6-16 A of the Norwegian
Public Limited liability Companies Act

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital in connection with the
fulfillment of the Company's Share Option Programme

PROPOSAL #12.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital pursuant to Section 10-14
of the Norwegian Public Limited liability Companies

PROPOSAL #13.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
raise convertible loan pursuant to Section 11-8 of
the Norwegian Public Limited liability Companies Act

PROPOSAL #14.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back shares in ATEA pursuant to Section 9-4 of
the Norwegian Public Limited liability Companies Act

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ATHENS WATER & SEWAGE PUBLIC CO (EYDAP)
  TICKER:                N/A             CUSIP:     X0257L107
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 for 2008 along with the Board of Director's and the
Auditor's reports

PROPOSAL #2.: Approve the dismissal of Board of                            ISSUER          NO           N/A               N/A
Director's and the Auditor's from every
compensational liability for 2008

PROPOSAL #3.: Approve the dividend distribution and                        ISSUER          NO           N/A               N/A
of its key dates

PROPOSAL #4.: Approve the President's and Managing                         ISSUER          NO           N/A               N/A
Consultant's salaries for 2008 and pre-approval of
them for 2009

PROPOSAL #5.: Approve the Board of Director's                              ISSUER          NO           N/A               N/A
remunerations and pre-approval of them for 2009

PROPOSAL #6.: Elect 2 Ordinary and Substitute                              ISSUER          NO           N/A               N/A
Chartered Auditors and approve their remunerations

PROPOSAL #7.: Approve the validation of the election                       ISSUER          NO           N/A               N/A
of Board of Director's Member in replacement of the
resigned one and appoint of its Independent Member

PROPOSAL #8.: Appoint the Board of Director's Members                      ISSUER          NO           N/A               N/A
 for the constitution of the Audit Committee

PROPOSAL #9.: Various announcements                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSENCO LTD
  TICKER:                N/A             CUSIP:     Q0704C104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.a: Re-elect Mr. George Lloyd as a                              ISSUER          YES          FOR               FOR
Director of Ausenco, who retires by rotation in
accordance with Rule 16.1 of the Constitution

PROPOSAL #1.b: Re-elect Mr. Hank Tuten as a Director                       ISSUER          YES          FOR               FOR
of Ausenco, who retires by rotation in accordance
with Rule 16.1 of the Constitution

PROPOSAL #1.c: Re-elect Mr. Greg Moynihan as a                             ISSUER          YES          FOR               FOR
Director of Ausenco, being appointed since the last
AGM and who offers himself for election pursuant to
Rule 13.2 of the Constitution

PROPOSAL #2.: Adopt the Section of the report of the                       ISSUER          YES          FOR               FOR
Directors in the 2008 annual report dealing with the
remuneration of the Company's Directors and Senior
Executives [Remuneration Report]

PROPOSAL #3.: Approve, under the Listing Rule 10.11                        ISSUER          YES          FOR               FOR
and to grant a maximum of 155,739 Performance Rights
to the Chief Executive Officer of the Company Mr.
Zimi Meka; the Performance Rights are being granted
in relation to the Company performance for the 2009
FY are being granted in accordance with Ausenco
Performance Rights Plan and on the terms as specified

PROPOSAL #4.a: Approve the Ausenco Limited Executive                       ISSUER          YES        AGAINST           AGAINST
Option Plan[EOP], a summary of which is as specified
in the ASX listing Rule 7.2, exception 9[b], and for
all other purposes

PROPOSAL #4.b: Approve the Ausenco Limited                                 ISSUER          YES          FOR               FOR
performance Rights Plan[PRP], a summary of which is
set out as specified in the ASX listing rule 7.2,
exception 9[b], and for all other purposes

PROPOSAL #4.c: Approve the Ausenco Limited Employee                        ISSUER          YES          FOR               FOR
Share Acquisitation Plan[ESAP], a summary of which is
 set out as specified in the ASX listing rule 7.2,
exception 9[b], and for all other purposes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSTAR UNITED COMMUNICATIONS LIMITED
  TICKER:                N/A             CUSIP:     Q0716Q109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
report and the reports of the Directors and Auditor
for the FYE 31 DEC 2008

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #3.a: Re-elect Mr. Michael T. Fries as a                          ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Rule 8.1of the Company's Constitution

PROPOSAL #3.b: Re-elect Mr. Shane O'Neill as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Rule 8.1 of the Company's Constitution

PROPOSAL #3.c: Elect Mr. Balan Nair as a Director of                       ISSUER          YES          FOR               FOR
the Company, in accordance with Rule 8.1 of the
Company's Constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSTRALIAN AGRICULTURAL COMPANY LTD
  TICKER:                N/A             CUSIP:     Q08448112
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the purchase by A. A. Company                        ISSUER          YES        AGAINST           AGAINST
Pty Ltd, a wholly owned subsidiary of Australian
Agricultural Company Limited, of Tipperary station
and Litchfield station and associated assets from
Branir Pty Ltd and Tovehead Pty Ltd, on the terms as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSTRALIAN AGRICULTURAL COMPANY LTD
  TICKER:                N/A             CUSIP:     Q08448112
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the remuneration report of AAco                        ISSUER          YES          FOR               FOR
for the YE 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. Charles Bright as a                             ISSUER          NO           N/A               N/A
Director retiring in accordance with Article 9.3 of
the Constitution of AAco

PROPOSAL #3.: Elect Mr. Brett Heading as a Director                        ISSUER          YES        AGAINST           AGAINST
retiring in accordance with Article 9.8 of the
Constitution of AAco

PROPOSAL #4.: Elect Mr. Phillip Toyne as a Director                        ISSUER          YES        AGAINST           AGAINST
retiring in accordance with Article 9.8 of the
Constitution of AAco

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES          FOR             AGAINST
PROPOSAL: Elect Mr. Nick Burton Taylor AM as a
Director of AAco

PROPOSAL #6.: Elect Mr. Arunas Paliulis as a Director                      ISSUER          YES          FOR               FOR
 of AAco

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                       ISSUER          YES          FOR             AGAINST
PROPOSAL: Elect Mr. Chris Roberts as a Director of

PROPOSAL #8.: Elect Mr. Peter Hughes as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #9.: Elect Mr. Stephen Lonie as a Director                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUSTRIAN AIRLINES AG, WIEN
  TICKER:                N/A             CUSIP:     A07126138
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of Board of                               ISSUER          NO           N/A               N/A
Directors on losses

PROPOSAL #2.: Approve the presentation of annual                           ISSUER          NO           N/A               N/A
statement of accounts for Company and Corporate Group
 include report of Board of Directors and Supervisory
 Board

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
Board of Directors and Supervisory Board

PROPOSAL #4.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elect the balance sheet Auditor                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AUTOSTRADA TORINO-MILANO SPA, TORINO
  TICKER:                N/A             CUSIP:     T06552102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet for year 2008                      ISSUER          NO           N/A               N/A
 and the Board of Director report on management,
related and consequential resolutions; exam of the
consolidated balance sheet for year 2008

PROPOSAL #2.: Appoint the External Auditors                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AV TECH CORP
  TICKER:                N/A             CUSIP:     Y0485L100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 6 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.5: Approve the Company's procurement of                        ISSUER          YES          FOR               FOR
liability insurance for its Directors and Supervisors

PROPOSAL #B.6: Approve to revise the rule of election                      ISSUER          YES          FOR               FOR
 of the Directors and Supervisors

PROPOSAL #B.7: Elect the Directors                                         ISSUER          YES          FOR               FOR

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES          FOR             AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVANZA AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W4218X136
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Sven Hagstromer as the                       ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the                              ISSUER          NO           N/A               N/A
electoral register

PROPOSAL #4.: Resolution regarding the direct                              ISSUER          NO           N/A               N/A
broadcast of the shareholders' meeting via the
Company's website

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Election of 1 or 2 persons to attest                         ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #7.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
was duly convened

PROPOSAL #8.: An address by the Managing Director                          ISSUER          NO           N/A               N/A

PROPOSAL #9.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
Auditor's report, also the consolidated annual report
 and consolidated Auditor's report for the FY 2008

PROPOSAL #10.A: Approve the result and balance sheet,                      ISSUER          YES          FOR               FOR
 also the consolidated result and balance sheet

PROPOSAL #10.B: Approve the disposition of the                             ISSUER          YES          FOR               FOR
Company's result according to the adopted balance
sheet: it is proposed to distribute SEK 6.00 per
share; 24 APR 2009 will be the record day; if the AGM
 approves the Board's proposal, it is estimated that
the dividend will be paid on 29 APR 2009; the
remaining amount of the profit, SEK 167,858,165.00
will be carried forward

PROPOSAL #10.C: Approve the exemption of                                   ISSUER          YES          FOR               FOR
responsibility for the Members of the Board of
Directors and the Managing Director

PROPOSAL #11.: Approve the quantity of Members of the                      ISSUER          YES          FOR               FOR
 Board

PROPOSAL #12.: Approve to maintain the current                             ISSUER          YES          FOR               FOR
honorary: SEK 175,000.00 will be paid to the Chairman
 of the Board and SEK 116,000.00 to the other Members
 of the Board; a honorary of SEK 35,000.00 to each
Member of the Board in the subsidiary company Avanza
Fonder AB and SEK 35,000.00 to each Member of the
Board in the subsidiary company Forsakringsbolaget
Avanza Pension, Members of specific committees will
receive a honorary of SEK 25,000.00 each; Auditors'
fees will be paid as per account

PROPOSAL #13.: Approve a honorary to the Auditors                          ISSUER          YES          FOR               FOR

PROPOSAL #14.: Re-elect Messrs. Hans Bergenheim,                           ISSUER          YES        AGAINST           AGAINST
Anders Elsell, Sven Hagstromer, Mattias Miksche,
Mikael Nachemson, Andreas Rosenlew, Nicklas Storakers
 and Jacqueline Winberg as the Members of the Board

PROPOSAL #15.: Elect Mr.Sven Hagstromer as a Chairman                      ISSUER          YES          FOR               FOR
 of the Board

PROPOSAL #16.: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
capital by SEK 45,582.50 through the cancellation of
18,233 own shares which were repurchased in 2008

PROPOSAL #17.: Authorize the Board to acquire own                          ISSUER          YES          FOR               FOR
shares as specified

PROPOSAL #18.: Approve to establish Nomination                             ISSUER          YES          FOR               FOR
Committee as specified

PROPOSAL #19.: Approve the specified guidelines for                        ISSUER          YES        AGAINST           AGAINST
determination of salaries and other compensation for
the Management team as specified

PROPOSAL #20.: End of the meeting                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVANZIT SA, MADRID
  TICKER:                N/A             CUSIP:     E09635108
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Management report of the Company and the consolidated
 group application of the result

PROPOSAL #2.: Appoint the Board Members                                    ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #4.: Receive the report about retribution                         ISSUER          YES        AGAINST           AGAINST
politic of the Board of Directors

PROPOSAL #5.: Approve the reduction of the share                           ISSUER          YES          FOR               FOR
capital by means of the redemption of 2,814,874 own
shares issued on the capital increase of DEC 2007

PROPOSAL #6.: Approve the capital increase to                              ISSUER          YES          FOR               FOR
compensate credit of Tss Luxembourg 20 OCT 2008
excluding preferential subscription right

PROPOSAL #7.: Approve the increase of the share                            ISSUER          YES          FOR               FOR
capital to compensate credits with exclusion of
preferential rights in order to satisfy the
anticipated payment offer of the debt of Avanzit S.A
and Filials

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase the share capital in one or more times
through the issue of new shares or obligations
convertible in shares in the next 5 years until
maximum of 35%

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
issue new shares through monetary inputs in a year to
 a maximum of the 10% of the share capital

PROPOSAL #10.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
issue convertibles bonds through the monetary input
in a year until maximum of the 5% of the social

PROPOSAL #11.: Any other business                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVERMEDIA TECHNOLOGIES INC
  TICKER:                N/A             CUSIP:     Y0486Y101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #a.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #a.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #a.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #a.4: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A
and conditions of transferring to employees

PROPOSAL #a.5: The status of distribution for 2007                         ISSUER          NO           N/A               N/A
employee bonus

PROPOSAL #a.6: The report of the proposals submitted                       ISSUER          NO           N/A               N/A
by shareholders

PROPOSAL #b.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #b.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[cash dividend: TWD 2.4 per share]

PROPOSAL #b.3: Approve the issuance of the new shares                      ISSUER          YES          FOR               FOR
 from retained earnings and staff bonus [stock
dividend: 10 for 1,000 shares held]

PROPOSAL #b.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #b.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
Monetary Loans

PROPOSAL #b.6: Approve the procedures of Asset                             ISSUER          YES          FOR               FOR
Acquisition or disposal for Avermedia Information Inc
 [Unlisted]

PROPOSAL #b.7: Elect the Directors and Supervisors                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #b.8: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #b.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AVICHINA INDUSTRY & TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y0485Q109
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of the                       ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008

PROPOSAL #2.: Receive the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the Profit Distribution Plan of                      ISSUER          YES          FOR               FOR
 the Company for the YE 31 DEC 2008

PROPOSAL #5.: Appoint PricewaterhouseCoopers and                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers Zhong Tian CPAs Limited
Company as the International and Domestic Auditors of
 the Company for the FY 2009 and to determine their
remuneration

PROPOSAL #6.: Re-elect Mr. Lin Zuoming as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his

PROPOSAL #7.: Re-elect Mr. Tan Ruisong as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his

PROPOSAL #8.: Re-elect Mr. Wu Xiandong as an                               ISSUER          YES        AGAINST           AGAINST
Executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his

PROPOSAL #9.: Re-elect Mr. Gu Huizhong as a non-                           ISSUER          YES          FOR               FOR
Executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #10.: Re-elect Mr. Xu Zhanbin as a Non-                           ISSUER          YES          FOR               FOR
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #11.: Re-elect Mr. Geng Ruguang as a Non-                         ISSUER          YES          FOR               FOR
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #12.: Re-elect Mr. Zhang Xingguo as a Non-                        ISSUER          YES          FOR               FOR
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #13.: Re-elect Mr. Li Fangyong as a Non-                          ISSUER          YES          FOR               FOR
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #14.: Re-elect Mr. Wang Yong as a Non-                            ISSUER          YES          FOR               FOR
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #15.: Re-elect Mr. Maurice Savart as a Non-                       ISSUER          YES          FOR               FOR
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #16.: Re-elect Mr. Guo Chongqing as an                            ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company and
 authorize the Remuneration Committee of the Board to
 determine his remuneration

PROPOSAL #17.: Re-elect Mr. Li Xianzong as an                              ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company and
 authorize the Remuneration Committee of the Board to
 determine his remuneration

PROPOSAL #18.: Re-elect Mr. Lau Chung Man, Louis as                        ISSUER          YES          FOR               FOR
an Independent Non-executive Director of the Company
and authorize the Remuneration Committee of the Board
 to determine his remuneration

PROPOSAL #19.: Appoint Mr. Gao Jianshe as a Non-                           ISSUER          YES          FOR               FOR
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #20.: Appoint Mr. Chen Yuanxian as a Non-                         ISSUER          YES        AGAINST           AGAINST
executive Director of the Company and authorize the
Remuneration Committee of the Board to determine his
remuneration

PROPOSAL #21.: Approve the resignation of Mr. Hu                           ISSUER          YES          FOR               FOR
Wenming as a Supervisor

PROPOSAL #22.: Approve the resignation of Mr. Yu Yan                       ISSUER          YES          FOR               FOR
as a Supervisor

PROPOSAL #23.: Approve the resignation of Ms. Zheng                        ISSUER          YES          FOR               FOR
Li as an Independent Supervisor

PROPOSAL #24.: Approve the resignation of Mr. Xie                          ISSUER          YES          FOR               FOR
Zhihua as an Independent Supervisor

PROPOSAL #25.: Re-elect Ms. Bai Ping as a Supervisor                       ISSUER          YES          FOR               FOR
and authorize the Remuneration Committee of the Board
 to determine his remuneration

PROPOSAL #26.: Re-elect Mr. Wang Yuming as a                               ISSUER          YES          FOR               FOR
Supervisor and authorize the Remuneration Committee
of the Board to determine his remuneration

PROPOSAL #27.: Appoint Mr. Yu Guanghai as a                                ISSUER          YES          FOR               FOR
Supervisor and authorize the Remuneration Committee
of the Board to determine his remuneration

PROPOSAL #28.: Approve the resolution(s) to be                             ISSUER          YES        AGAINST           AGAINST
proposed at the AGM by shareholders holding 5% or
more of the total number of the Company's shares
carrying voting rights, if any, by way of ordinary

PROPOSAL #S.29: Amend the Articles 1, 3, 87, 110,                          ISSUER          YES          FOR               FOR
111, 113, 150 and 153 of the Articles of Association
and authorize the Chairman of the Board to make such
amendments to the Articles of Association as
specified and to do all things necessary according to
 the requirements of the relevant PRC authorities and
 the applicable PRC Laws and regulations; as specified

PROPOSAL #S.30: Authorize the Board, during the                            ISSUER          YES        AGAINST           AGAINST
Relevant Period [as hereinafter specified] to issue,
allot and/or deal with additional shares in the
capital of the Company to make or grant offers,
agreements or options in respect thereof subject to
the following conditions: a) to make or grant offers,
 agreements or options which might require the
exercise of such powers after the end of the relevant
 period; b) the aggregate nominal amount of the
domestic shares shall not exceed 20% of the aggregate
 nominal value of the domestic shares in issue;
and/or 20% of the aggregate nominal value of the H
shares in issue, respectively, in each case as at the
 date of the passing of this resolution; and under
the general mandate in accordance with the Company
Law of the People's Republic of China and the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong; [Authority expires earlier of
the conclusion of the next AGM or 12 months period];
contingent on the Board resolving to exercise the
general mandate and/or issue shares pursuant to this
resolution: a) to approve, execute and do, or procure
 to be executed and done all such documents, deeds
and matters which it may consider necessary in
connection with the exercise of the general mandate
and/or the issue of shares, including but not limited
 to the time, price, quantity and place for such
issue, to make all necessary applications to the
relevant authorities, and to enter into underwriting
agreement(s) or any other agreement(s); b) to
determine the use of proceeds, and to make all
necessary filings and registration with the relevant
authorities in the People's Republic of China, Hong
Kong and/or other places and jurisdictions [as
appropriate]; c) to increase the registered capital
of the Company and make all necessary amendments to
the Articles of Association to reflect such increase
and to register the increased capital with the
relevant authorities so as to reflect the new capital

PROPOSAL #S.31: Approve the resolution(s) to be                            ISSUER          YES        AGAINST           AGAINST
proposed at the AGM by shareholders holding 5% or
more of the total number of the Company's shares
carrying voting rights, if any, by way of special

PROPOSAL #32.: Approve, ratify and confirm the terms                       ISSUER          YES          FOR               FOR
and conditions of the Share Transfer Agreement I [a
copy of which has been produced to this meeting
marked A and initialed by the Chairman of the
meeting], which provide, among other matters, the
transfer of 100% equity interest in Harbin Automobile
 Group by the Company to AVIC Automobile for a cash
consideration of RMB 1 million, subject to the final
figure endorsed by SASAC; and authorize the Directors
 [or any 1 of them] to implement and take all steps
and to do all acts and things as may be necessary or
desirable to give effect and/or to complete or in
connection with the transactions contemplated under
the Share Transfer Agreement I, including, without
limitation, to confirm the final consideration with
the relevant PRC Government Authorities and obtain
the necessary approval from the relevant PRC
Government Authorities, and to sign and execute such
further documents or to do any other matters
incidental thereto and/or as contemplated thereunder
and to make changes or amendments to the Share
Transfer Agreement I as the Directors [or any 1 of
them] may in their absolute discretion deem fit

PROPOSAL #33.: Approve, ratify and confirm the terms                       ISSUER          YES          FOR               FOR
and conditions of the Share Transfer Agreement II [a
copy of which has been produced to this meeting
marked B and initialed by the Chairman of the
meeting], which provide, among other matters, the
transfer of 10% equity interest in Changhe Suzuki by
the Company to AVIC Automobile for a cash
consideration of RMB 109.4 million, subject to any
adjustment upon the final valuation figure is
confirmed by SASAC; and authorize the Directors [or
any 1 of them] to implement and take all steps and to
 do all acts and things as may be necessary or
desirable to give effect and/or to complete or in
connection with the transactions contemplated under
the Share Transfer Agreement II, including, without
limitation, to confirm the final consideration with
the relevant PRC Government Authorities and obtain
the necessary approval from the relevant PRC
Government Authorities, and to sign and execute such
further documents or to do any other matters
incidental thereto and/or as contemplated thereunder
and to make changes or amendments to the Share
Transfer Agreement II as the Directors [or any 1 of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXEL SPRINGER AG, BERLIN
  TICKER:                N/A             CUSIP:     D76169115
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289[4 ] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 145,112,000 as follows:
Payment of a dividend of EUR 4.40 per no-par share
EUR 14,508,300.40 shall be allocate d to the other
revenue reserves Ex-dividend and payable date: 24 APR

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.a: Resolution on the discharge of the                          ISSUER          NO           N/A               N/A
Supervisory Board for fiscal year 2008: all of the
current business year 2008, except members of the
Supervisory Board Dr. hc Friede Springer

PROPOSAL #4.b: Resolution on the discharge of the                          ISSUER          NO           N/A               N/A
Supervisory Board for fiscal year 2008: Dr. H.C.
Friede Springer

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and the abbreviation 2009 FY: Ernst and Young AG,
Stutt Gart

PROPOSAL #6.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Board of Managing Directors shall be authorized,
with the consent of the Supervisory Board, to acquire
 own shares of up to 10 % of the Companys share
capital through the stock exchange at prices not
deviating more than 10% from the market price of the
shares or by way of a public repurchase offer to all
shareholders at prices not deviating more than 20%
from the market price of the shares, on or before 22
OCT 2010.  The Board of Managing Directors shall be
authorized to dispose of the shares in a manner other
 than through the stock exchange or by way of a
public offer to all shareholders in connection with
mergers and acquisitions, to third parties for up to
10% of the Companys share capital against payment in
cash if the market price of the shares is not
materially be low the market price of the shares and
to employees of the company and  its affiliates. The
Board of Managing Directors shall also be authorized
to retire t he shares. The existing authorization to
acquire own shares adopted by the shareholders.
Meeting on 24 APR 2008 shall be revoked when the  new
 authorization comes into effect

PROPOSAL #7.: Resolution on the special authorization                      ISSUER          NO           N/A               N/A
 to acquire own shares pursuant to Section 71[1]8 of
the Stock Corporation Act The Board of Managing
Directors shall be authorize d to acquire up to
560,700 shares o f the company on the basis of the
option contract between the company and H+F Rose
Partners, L.P. and H+F International Rose Partners,
L.P. insofar as company shares have been allocated to
 members of the Board of Managing Directors, on or
before 22 OCT 2010. Shareholders subscription rights
shall be excluded

PROPOSAL #8.1.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Gerhard Cromme

PROPOSAL #8.2.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Oliver Heine

PROPOSAL #8.3.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Klaus Krone

PROPOSAL #8.4.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Wolf Lepenies

PROPOSAL #8.5.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Michael Lewis

PROPOSAL #8.6.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Michael Otto

PROPOSAL #8.7.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Brian Powers

PROPOSAL #8.8.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr.  Friede Springer

PROPOSAL #8.9.: Elections to the Supervisory Board:                        ISSUER          NO           N/A               N/A
Mr. Giuseppe Vita

PROPOSAL #9.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association Section 19[3], in respect of shareholders
 issuing proxy-voting instructions via telefax or any
 other mean s to be determined by the company Section
 22[1] shall be replaced by a New Article 1,
regarding the Board of Managing Directors being
authorized to permit the Auditor and image
transmission of general meetings The Board of
Managing Directors shall immediately enter the above
amendments into the  commercial register if and when
the respective provisions of the Law on the
Implementation of the Shareholder Rights Directive

PROPOSAL #10.: Approval of the control and pro fit                         ISSUER          NO           N/A               N/A
transfer agreement between the company and its
wholly-owned affiliate Einundfuenfzigste Media
Vermoeg ensverwaltungsgesellschaft MBH

PROPOSAL #11.: Approval of the control and pro fit                         ISSUER          NO           N/A               N/A
transfer agreement between the company and its
wholly-owned affiliate Zweiundfuenfzigste Media
Vermoe gensverwaltungsgesellschaft MBH

PROPOSAL #12.: Approval of the control and pro fit                         ISSUER          NO           N/A               N/A
transfer agreement between the company and its
wholly-owned affiliate Dreiundfuenfzigste Media
Vermoe gensverwaltungsgesellschaft MBH

PROPOSAL #13.: Approval of the control and pro fit                         ISSUER          NO           N/A               N/A
transfer agreement between the company and its
wholly-owned affiliate Vierundfuenfzigste Media
Vermoe gensverwaltungsgesellschaft MBH

PROPOSAL #14.: Approval of the control and pro fit                         ISSUER          NO           N/A               N/A
transfer agreement between the company and its
wholly-owned affiliate Fuenfundfuenfzigste Media
Vermo egensverwaltungsgesellschaft MBH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXIS AB
  TICKER:                N/A             CUSIP:     W1051W100
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Lars-Erik Nilsson as the                           ISSUER          YES          FOR               FOR
Chairman of the meeting

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect one or two persons to approve the                      ISSUER          YES          FOR               FOR
 minutes

PROPOSAL #6.: Approve the determine as to whether the                      ISSUER          YES          FOR               FOR
 meeting has been duly convened

PROPOSAL #7.: Receive: the annual report and the                           ISSUER          YES          FOR               FOR
Auditor's report, and the consolidated accounts and
the Auditor's report on the consolidated accounts;
the Auditor's statement as to whether the principles
for determining remuneration to Senior Executives
which applied since the previous Meeting have been
followed; the Board of Directors' proposal for
distribution of profits and statement of explanation

PROPOSAL #8.: Receive the report by the President                          ISSUER          YES          FOR               FOR

PROPOSAL #9.A: Adopt the income statement and the                          ISSUER          YES          FOR               FOR
balance sheet, and of the consolidated income
statement and the consolidated balance sheet

PROPOSAL #9.B: Approve a dividend for the fiscal year                      ISSUER          YES          FOR               FOR
 2009 of SEK 1.25 per share and that the record date
for the dividend be 27 APR 2009,if the AGM resolves
in accordance with the proposal, it is expected that
the dividend will be disbursed by Euroclear Sweden AB
 on 30 APR 2009

PROPOSAL #9.C: Grant discharge of liability for the                        ISSUER          YES          FOR               FOR
Members of the Board of Directors and of the President

PROPOSAL #10.: Approve to determine that five (5)                          ISSUER          YES          FOR               FOR
Members be elected to the Board of Directors, without
 any Deputy Members

PROPOSAL #11.: Approve that the fees payable to the                        ISSUER          YES          FOR               FOR
Board of Directors shall be unchanged compared to
last year's, thus totaling SEK 1,050,000.00 to be
distributed among Members who are not employees of
the Company, with SEK 450,000.00 to the Chairman and
SEK 200,000.00 to each of the other Board Members;
and that the fees to the Auditor be paid against
approved invoices

PROPOSAL #12.: Re-elect Messrs. Lars-Erik Nilsson,                         ISSUER          YES          FOR               FOR
Charlotta Falvin, Martin Gren, Olle Isberg and Goran
Jansson to the Board of Directors; Mr. Lars-Erik
Nilsson as the Chairman of the Board; and acknowledge
 that Ohrlings PricewaterhouseCoopers AB, with
Authorized Public Accountant Mr. Bertil Johanson as
the Senior Auditor, was elected as the Auditor at the
 AGM in 2007, for a period of four years

PROPOSAL #13.: Approve that the principles adopted by                      ISSUER          YES          FOR               FOR
 the 2008 AGM regarding the salaries and other
remuneration to the President and other Members of
the Company Management shall continue to be in force

PROPOSAL #14.: Approve the procedure regarding the                         ISSUER          YES          FOR               FOR
appointing the Members of the Nominating Committee

PROPOSAL #15.: Other issues to be addressed by the                         ISSUER          NO           N/A               N/A
Meeting in accordance with the Swedish Companies Act
or the Articles of Association

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AXTEL S A B DE C V
  TICKER:                N/A             CUSIP:     P0606P105
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports and opinion                              ISSUER          YES          FOR               FOR
referred to in Article 28 (IV) of the Securities
Market Law, regarding the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the report on the compliance                         ISSUER          YES          FOR               FOR
with the Company's fiscal obligations referred to in
Article 86, Paragraph (XX) of the Income Tax Law

PROPOSAL #3.1: Approve the allocation of profits of                        ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #3.2: Approve to determine the maximum                            ISSUER          YES          FOR               FOR
amount of funds that may be used for the purchase of
own shares, in terms of the provisions contained in
Article 56, Paragraph (IV) of the Securities Market

PROPOSAL #4.: Ratify the Members of the Board of                           ISSUER          YES        AGAINST           AGAINST
Directors and their respective alternates, including
the appointment and or ratification of the Board of
Chairman, the Secretary and the Assistant Secretary,
determination of the independence of the Members of
such body that have been proposed with the capacity
as independent, as well as the determination of
compensations thereto

PROPOSAL #5.: Ratify the Chairman of the Audit and                         ISSUER          YES        AGAINST           AGAINST
Corporate Practices Committee and, as the case may
be, appointment and or ratification of its Members
and respective alternates, as well as the
determination of compensations thereto

PROPOSAL #6.: Amend the Article 9 BIS 2 of the                             ISSUER          YES        AGAINST           AGAINST
Corporate Bylaws in order to modify certain
requirements for the subscription and/or conveyance
of the Company's shares

PROPOSAL #7.: Approve the designation of special                           ISSUER          YES          FOR               FOR
delegates who will carry out and formalize the
resolution adopted by the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                AZIMUT HOLDING SPA, MILANO
  TICKER:                N/A             CUSIP:     T0783G106
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Amend the Article 32 of Corporate Bye                       ISSUER          NO           N/A               N/A
Laws. Any adjournment thereof

PROPOSAL #O.1: Approve the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2008; the Board of Directors, Auditors and Audit
firm report; Any adjournment thereof; Consolidated
financial statement at 31 DEC 2008

PROPOSAL #O.2: Approve the resolutions in conformity                       ISSUER          NO           N/A               N/A
with the Article 2401 Civil Code. Appoint of regular
Auditor and of Alternate Auditor

PROPOSAL #O.3: Approve the financial promoters                             ISSUER          NO           N/A               N/A
incentive plan; any adjournment thereof

PROPOSAL #O.4: Grant authority to buy and sell own                         ISSUER          NO           N/A               N/A
shares; any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BABCOCK & BROWN WIND PARTNERS GROUP
  TICKER:                N/A             CUSIP:     Q1243D132
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, that the Company change its                        ISSUER          YES          FOR               FOR
name to Infigen Energy Limited, and that the
Company's Constitutions be amended accordingly: [a]
conditional upon Resolution 2 being passed, the
change of name of the Foreign Company to Infigen
Energy [Bermuda] Limited; [b] conditional upon the
shareholder of the Responsible Entity passing a
resolution to change the name the Responsible Entity
to Infigen Energy RE Limited; and [c] conditionally
upon the Responsible Entity passing a resolution to
change the name of the Trust

PROPOSAL #S.2: Approve, subject to Resolution 1 being                      ISSUER          YES          FOR               FOR
 passed, the Foreign Company change its name to
Infigen Energy [Bermuda] Limited and that the Foreign
 Company's Bye-Laws be amended accordingly: the
Foreign Company's Bye-Laws be further amended to
record [wherever occurring]; [a] conditional upon
Resolution 1 being passed, the change of the name of
the Company to Infigen Energy Limited; [b]
conditional upon shareholder of the Responsible
Entity passing a resolution to change the name of the
 responsible Entity, the change of name of the
Responsible Entity to Infigen Energy RE Limited; and
[c] conditional upon the Responsible Entity passing a
 resolution to change the name of the Trust, the
change of name of the Trust to Infigen Energy Trust

PROPOSAL #3.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act and the Listing Rules of the
Australian Securities Exchange for: [a] the
establishment of a plan, to be called the Employee
Deferred Security Plan [Deferred Security Plan] as
specified, for the provision of stapled securities to
 employees that the Board of the Company determines
to be eligible to participate in the Deferred
Security Plan [Participants]; [b] the issuer or
transfer of stapled securities to participants under
the Deferred Security Plan; and [c] the provision of
benefits to those Participants under the Deferred
Security Plan, in accordance with the Deferred
Security Plan Rules, as specified

PROPOSAL #4.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporation Act and the Listing Rules of the
Australian Securities Exchange for: [a] the
establishment of a plan, to be called the performance
 rights and Options Plan [PR &O] as specified, for
the provision incentives to senior executives that
the Board of the Company determines to be eligible to
 participate in the PR&O Plan [Participants]; [b] the
 grant of performance rights and options, and the
subsequent issue or transfer of stapled securities to
 participants under the PR&O Plan and; [c] the
provision of benefits to those Participants under the
 PR&O Plan, in accordance with the PR&O Plan Rules,
as specified

PROPOSAL #5.: Approve, for all purposes under the                          ISSUER          YES          FOR               FOR
Corporations Act and the Listing Rules of the
Australian Securities Exchange for: [a] participation
 in the performance rights and Options Plan [PR& O]
as to a maximum of 1,112,925 performance rights and
5,053,908 options by Mr. Miles George, Managing
Director of BBW; [b] acquisition accordingly by Mr.
Miles George of performance rights and options up to
the stated maximum and, in consequence of the vesting
 and exercise [in the case of the options] of those
performance rights and options, acquisition of
stapled securities; and [c] the provision of benefits
 to Mr. Miles George under the PR&O Plan, in
accordance with the PR&O Plan and on the basis as

PROPOSAL #S.6: Approve, conditional upon the                               ISSUER          YES          FOR               FOR
Resolution 1 being passed, the Constitution of
Babcock & Brown Wind Partners Limited is amended in
the manner as specified

PROPOSAL #S.7: Approve, conditional upon the                               ISSUER          YES          FOR               FOR
Resolution 2 being passed, the Bye-Laws of Babcock &
Brown Wind Partners [Bermuda] Limited are amended in
the manner as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BABIS VOVOS SA
  TICKER:                N/A             CUSIP:     X0281R104
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial                                 ISSUER          NO           N/A               N/A
statements, consolidated and Company, for the FY 2008
 under International Financial Reporting Standards,
of the accompanying Board of Directors Management
review and of the Certified Auditors Accountants
Report as well as approval of the profit distribution

PROPOSAL #2.: Approve to release the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors from any responsibility for
compensation for the results of the FY 2008

PROPOSAL #3.: Elect 1 ordinary and one deputy                              ISSUER          NO           N/A               N/A
Certified Auditor Accountant for the audit of the
annual financial statements and consolidated
financial statements of the FY 2009 and determination
 of their fees

PROPOSAL #4.: Approve the extending permission to the                      ISSUER          NO           N/A               N/A
 Members of the Board of Directors, in accordance
with the Article 23 par 1 of the C.L. 2190.1920, as
in force, to participate in the Board of Directors or
 the Management of the Companies in the group that
have the same or similar objectives

PROPOSAL #5.: Approve the remuneration of the Board                        ISSUER          NO           N/A               N/A
of Directors, in accordance with the Article 24 par 2
 of the C.L. 2190.1920, as in force, for delivering
services to the Company for the FY 2008 and pre
approval of the Board of Directors remuneration for
the FY 2009

PROPOSAL #6.: Appoint the Members of the Audit                             ISSUER          NO           N/A               N/A
Committee in accordance with Article 37 of L.

PROPOSAL #7.: Various announcements and information                        ISSUER          NO           N/A               N/A
to the shareholders for the sales and activities of
the subsidiary Company Babis Vovos International
Construction S.A. Co. G.P. as well as information to
the shareholders about its non absorption

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BACHEM HOLDING AG, BUBENDORF
  TICKER:                N/A             CUSIP:     H04002129
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BACHEM HOLDING AG, BUBENDORF
  TICKER:                N/A             CUSIP:     H04002129
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the accounts of the Group 2008,                      ISSUER          YES          FOR               FOR
 report of the Auditors

PROPOSAL #2.: Approve the annual report and annual                         ISSUER          YES          FOR               FOR
accounts 2008, report of the Auditors

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #4.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

PROPOSAL #6.1: Demission of Dr. Francois Leplattenier                      ISSUER          NO           N/A               N/A
 from the Board of Directors

PROPOSAL #6.2.1: Re-elect Dr. H.C. Peter Grogg as a                        ISSUER          YES        AGAINST           AGAINST
Member of the Board

PROPOSAL #6.2.2: Re-elect Mr. Gottlieb Knoch as a                          ISSUER          YES        AGAINST           AGAINST
Member of the Board

PROPOSAL #6.2.3: Re-elect Dr. Thomas Burckhardt as a                       ISSUER          YES        AGAINST           AGAINST
Member of the Board

PROPOSAL #6.2.4: Re-elect Prof. Dr. Hans Hengartner                        ISSUER          YES          FOR               FOR
as a Member of the Board

PROPOSAL #6.3: Elect Dr. Juergen Brokatzky-Geiger as                       ISSUER          YES          FOR               FOR
a Member to the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BALFOUR BEATTY PLC
  TICKER:                N/A             CUSIP:     G3224V108
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Directors' report and                              ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of the Company

PROPOSAL #4.: Re-elect Mr. S. Marshall as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. I. P. Tyler as a Director                       ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #6.: Re-elect Mr. P. J. L. Zinkin as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. G. E. H. Krossa as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. A. J. McNaughton as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. G. C. Roberts as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint Deloitte LLP as the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
unissued shares

PROPOSAL #S.12: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #S.13: Approve to renew the authority for                         ISSUER          YES          FOR               FOR
Balfour Beatty to purchase its own ordinary and
preference shares

PROPOSAL #14.: Authorize the Company to incur                              ISSUER          YES          FOR               FOR
political expenditure

PROPOSAL #S.15: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings, other than an AGM, on 14 days notice

PROPOSAL #16.: Authorize an increase in the aggregate                      ISSUER          YES          FOR               FOR
 level of ordinary remuneration that can be paid to
the Non-Executive Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BALRAMPUR CHINI MLS LTD
  TICKER:                N/A             CUSIP:     Y0548Y149
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES        AGAINST           AGAINST
the Company [hereinafter referred to as the Board,
which term shall be deemed to include Remuneration
Committee of the Board of Directors of the Company],
pursuant to the provisions of the Securities and
Exchange Board of India [Employee Stock Option Scheme
 and Employee Stock Purchase Scheme] Guidelines, 1999
 and the Companies Act, 1956 and subject to the
provisions of the Memorandum and Articles of
Association of the Company and all other applicable
provisions and subject to such other approvals,
permissions and sanctions as may be deemed necessary,
 to re-price the exercise price of the options
granted in the years 2005, 2006, 2007, 2008 which
have not been exercised and also the exercise price
in respect of options to be granted for the year 2009
 under the BCML Employee Stock Option Scheme, 2005
[the Scheme] of the Company at 20% discount to the
average daily closing market price of the Company's
share, on the Stock Exchange it is traded most,
during the preceding 26 weeks prior to the date of
the Board meeting to be held to re-price the exercise
 price of the unexercised options and options to be
granted for the year 2009, such re-pricing not being
detrimental to the interest of the employees; and to
take such steps that are incidental or consequent to
such re-pricing of such Stock Options as aforesaid
and amendment to the Scheme and the issue terms of
the Stock Options including issuance of necessary
documents to the employees, filing of documents with
authorities and such other steps or acts as the Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA ITALEASE SPA, MILANO
  TICKER:                N/A             CUSIP:     T11845103
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at DEC                      ISSUER          NO           N/A               N/A
 31 2008 and consolidate the financial statement at
31 DEC 2008 and Board of Directors, Auditors and
audit firm report, any adjournment thereof

PROPOSAL #O.2: Approve the conformity with the                             ISSUER          NO           N/A               N/A
Article 2446 civil code and approve the losses

PROPOSAL #O.3: Appoint the Auditor, any adjournment                        ISSUER          NO           N/A               N/A
thereof

PROPOSAL #O.4: Appoint the Alternate Auditor, any                          ISSUER          NO           N/A               N/A
adjournment thereof

PROPOSAL #O.5: Approve the plurality of Offices rule                       ISSUER          NO           N/A               N/A

PROPOSAL #O.6: Approve the integration of the Audit                        ISSUER          NO           N/A               N/A
firm emoluments, any adjournment thereof

PROPOSAL #E.1: Amend Articles 16, 23 and 32,                               ISSUER          NO           N/A               N/A
renumbering of Article 16 of the Articles of
Association of corporate Bylaws, any adjournment
thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCA POPOLARE DELL'ETRURIA E DEL LAZIO SCRL, AREZ
  TICKER:                N/A             CUSIP:     T1328X109
  MEETING DATE:          4/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors and the Auditors,
any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO COMPARTAMOS SA DE CV
  TICKER:                N/A             CUSIP:     P08915103
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.I: Approve the Board of Directors report,                      ISSUER          YES          FOR               FOR
 in accordance with Article 172 of the Mexican
Corporate Law and the requirements of the Mexican
Securities Market Law that apply

PROPOSAL #O.II: Approve the application of 2008 net                        ISSUER          YES          FOR               FOR
income

PROPOSAL #O.III: Receive the report of the Company's                       ISSUER          YES          FOR               FOR
compliance with its tax obligations, in accordance
with Section XX of Article 86 of the Income Tax Law

PROPOSAL #O.IV: Approve the Employee Shares Options                        ISSUER          YES          FOR               FOR
Program

PROPOSAL #O.V: Appoint the Members of the Board of                         ISSUER          YES          FOR               FOR
Director; approve the remuneration and certification
of independence level appointment of examiners

PROPOSAL #O.VI: Approve the designation of the                             ISSUER          YES          FOR               FOR
Members of the Company's Auditing Committee

PROPOSAL #O.VII: Approve the designation of delegates                      ISSUER          YES          FOR               FOR

PROPOSAL #E.I: Amend the Article 2 of the Article of                       ISSUER          YES          FOR               FOR
the Company's By-laws

PROPOSAL #E.II: Approve the designation of delegates                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DI DESIO E DELLA BRIANZA SPA, DESIO
  TICKER:                N/A             CUSIP:     T1719F105
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement as at                        ISSUER          NO           N/A               N/A
31 DEC 2008, report from the Board of Directors and
the Board of Statutory Auditors, inherent and
consequent resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO DI DESIO E DELLA BRIANZA SPA, DESIO
  TICKER:                N/A             CUSIP:     T1719F105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend and integration of the Articles                        ISSUER          NO           N/A               N/A
of Company; any adjournment thereof

PROPOSAL #2.: Approve the emoluments of Company                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANCO PASTOR SA, LA CORUNA
  TICKER:                N/A             CUSIP:     E1943H154
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the balance, profit and loss                         ISSUER          YES          FOR               FOR
account and the management report and the
consolidated group of the year 2008

PROPOSAL #2.: Approve the allocation of the results,                       ISSUER          YES          FOR               FOR
distribution of a special dividend charged to the
issue premium account

PROPOSAL #3.: Grant authority for the acquisition of                       ISSUER          YES          FOR               FOR
own shares directly or through the companies of the
group

PROPOSAL #4.: Authorize the Board and the President                        ISSUER          YES          FOR               FOR
to issue fixed income or equity instruments

PROPOSAL #5.: Appoint the Director                                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the nomination of Auditors of                        ISSUER          YES          FOR               FOR
the accounts for 2009

PROPOSAL #7.: Approve dividend policy for 2009                             ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the President and the Board                        ISSUER          YES          FOR               FOR
to formalize, correct, interpret and implement the
agreements of the meeting

PROPOSAL #9.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANK OF ATTICA
  TICKER:                N/A             CUSIP:     X05496108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the submission of the Board of                       ISSUER          NO           N/A               N/A
Directors and the Auditors reports for 2008

PROPOSAL #2.: Approve the submission of the financial                      ISSUER          NO           N/A               N/A
 statements of 2008 of the profits disposal

PROPOSAL #3.: Approve the dismissal of Board of                            ISSUER          NO           N/A               N/A
Directors and Chartered Auditor from any
compensational responsibility for 2008

PROPOSAL #4.: Elect the Chartered Auditors Ordinary                        ISSUER          NO           N/A               N/A
and Substitute for 2009 and specification of their
salary

PROPOSAL #5.: Approve the Board of Directors                               ISSUER          NO           N/A               N/A
Chairman's and Chief Executive Officer's salaries and
 compensations for 2008

PROPOSAL #6.: Approve the salaries and compensations                       ISSUER          NO           N/A               N/A
of the Board of Directors Members and of the Audit
Committee for 2008 and pre-approval for 2009

PROPOSAL #7.: Approve the contracting with the Chief                       ISSUER          NO           N/A               N/A
Executive Officer

PROPOSAL #8.: Approve the contracting with the Board                       ISSUER          NO           N/A               N/A
of Directors Members and General Managers

PROPOSAL #9.: Approve to permit the Board of                               ISSUER          NO           N/A               N/A
Directors Members and Auditors to participate in
other Companies' Management

PROPOSAL #10.: Approve the validate of the election                        ISSUER          NO           N/A               N/A
of the Board of Directors Members elected by the EGM
of 08/01/2009

PROPOSAL #11.: Elect the Representative from the                           ISSUER          NO           N/A               N/A
Greek authorities, as additional Board of Directors

PROPOSAL #12.: Approve to modify the decision made on                      ISSUER          NO           N/A               N/A
 the EGM of 08/01/2009, to increase the Board of
Directors Members

PROPOSAL #13.: Approve the validation of the                               ISSUER          NO           N/A               N/A
modification of Article 5 of Company's Association
regarding the Stock Option Plan

PROPOSAL #14.a: Approve the validation of                                  ISSUER          NO           N/A               N/A
specification of Audit Committee

PROPOSAL #14.b: Elect the new Audit Committee                              ISSUER          NO           N/A               N/A

PROPOSAL #15.: Various issues and announcements                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANQUE CANTONALE VAUDOISE, LAUSANNE
  TICKER:                N/A             CUSIP:     H0482P863
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANQUE CANTONALE VAUDOISE, LAUSANNE
  TICKER:                N/A             CUSIP:     H0482P863
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Chairmans introduction                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the Management report                                ISSUER          NO           N/A               N/A

PROPOSAL #3.: Receive the Management report and the                        ISSUER          YES          FOR               FOR
financial statement 2008 and consolidated statement
of the group

PROPOSAL #4.: Grant discharge of the Board and Senior                      ISSUER          YES          FOR               FOR
 Management

PROPOSAL #5.: Approve the allocation of the income                         ISSUER          YES          FOR               FOR
and dividends of CHF 20 per share

PROPOSAL #6.: Ratify PricewaterhouseCoopers AG as the                      ISSUER          YES          FOR               FOR
 Auditors

PROPOSAL #7.: Amend the Articles, Competences of the                       ISSUER          YES          FOR               FOR
Supervisory Board, allocation of income and
compliance with the Financial Market Supervision Act

PROPOSAL #8.: Approve CHF 86 Million reduction in                          ISSUER          YES          FOR               FOR
share capital and capital repayment of CHF 10 per
registered share

PROPOSAL #9.: Transact other business                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANYAN TREE HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y0703M104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and audited accounts for the FYE 31 DEC 2008 and the
 Auditors' report thereon

PROPOSAL #2.: Re-elect Mr. Chia Chee Ming Timothy as                       ISSUER          YES          FOR               FOR
a Director, who retiring by rotation under Article 93
 of the Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Ho KwonPing as a Director,                      ISSUER          YES          FOR               FOR
 who retiring by rotation under Article 93 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mrs. Fang Ai Lian as a                              ISSUER          YES          FOR               FOR
Director, who retiring by rotation under Article 99
of the Company's Articles of Association

PROPOSAL #5.: Re-appoint Mrs. Elizabeth Sam as a                           ISSUER          YES          FOR               FOR
Director of the Company pursuant to Section 153(6) of
 the Companies Act, Chapter 50 of Singapore, to hold
office from the date of this AGM until the next AGM

PROPOSAL #6.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 225,971 for the FYE 31 DEC 2008

PROPOSAL #7.: Approve and ratify the conditional                           ISSUER          YES        AGAINST           AGAINST
awards of an aggregate of 20,000 fully paid shares of
 the Company under the Banyan Tree Performance Share
Plan to the Non-executive Directors

PROPOSAL #8.: Re-appoint Messrs Ernst & Young LLP as                       ISSUER          YES          FOR               FOR
Auditors of the Company to hold office until the next
 AGM of the Company and authorize the Directors to
fix their remuneration

PROPOSAL #9.1: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to: i) issue ordinary shares in the capital of the
Company [Shares] whether by way of rights, bonus or
otherwise; and/or ii) make or grant offers,
agreements or options [collectively, Instruments]
that might or would require shares to be issued,
including but not limited to the creation and issue
of [as well as adjustments to] warrants, debentures
or other instruments convertible into shares, at any
time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in
their absolute discretion deem fit; and b)
[notwithstanding the authority conferred by this
Resolution may have ceased to be in force] issue
shares in pursuance of any instrument made or granted
 by the Directors while this Resolution 9.1 was in
force, provided that; the aggregate number of shares
to be issued pursuant to this Resolution 9.1
[including Shares to be issued in pursuance of
instruments made or granted pursuant to this
Resolution 9.1] does not exceed 50% of the issued
shares in the capital of the Company [as calculated
in accordance with sub-paragraph (2) below], of which
 the aggregate number of shares to be issued other
than on a pro rata basis to shareholders of the
Company [including shares to be issued in pursuance
of instruments made or granted pursuant to this
Resolution 9.1] does not exceed 20% of the issued
shares in the capital of the Company [as calculated
in accordance with paragraph (2) below]; the
aggregate number of Shares to be issued pursuant to
this Resolution 9.1 on a pro rata basis to
shareholders of the Company by way of a renounceable
issue [other than a bonus issue] [including Shares to
 be issued in pursuance of Instruments made or
granted pursuant to this Resolution 9.1] does not
exceed 100% [or such other limit permitted by the
Singapore Exchange Securities Trading Limited [SGX-
ST] from time to time] of the issued Shares
[excluding treasury shares] in the capital of the
Company [as calculated in accordance with sub-
paragraph (2) below], and in determining whether such
 100% limit has been reached, all Shares to be issued
 pursuant to this Resolution 9.1 [including Shares to
 be issued in pursuance of Instruments made or
granted pursuant to this Resolution 9.1] shall be
taken into account [unless the SGX-ST’s
prevailing regulations and requirements otherwise
provide]; [subject to such manner of calculation as
may be prescribed by the Singapore Exchange
Securities Trading Limited [SGX-ST]], for the purpose
 of determining the aggregate number of shares that
may be issued under paragraph (1)above, the
percentage of issued shares shall be based on the
number of issued shares in the capital of the Company
 at the time this resolution is passed, after
adjusting for: i) new shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this

PROPOSAL #9.2: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 pursuant and subject to the approval of the general
mandate to issue Shares as specified in, Resolution
9.1, to issue Shares other than on a pro rata basis
to shareholders of the Company, at a discount to the
weighted average price of the Shares for trades done
on the SGX-ST for the full market day on which the
placement or subscription agreement is signed [or if
not available, the weighted average price based on
the trades done on the preceding market day],
exceeding 10% but not more than 20%, at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may in their
absolute discretion deem fit, provided that: (a) in
exercising the authority conferred by this Resolution
 9.2, the Company shall comply with the requirements
imposed by the SGX-ST from time to time and the
provisions of the Listing Manual of the SGX-ST for
the time being in force [in each case, unless such
compliance has been waived by the SGX-ST], all
applicable legal requirements under the Companies
Act, Chapter 50 of Singapore, and the Articles of
Association for the time being of the Company;
[Authority expires the earlier of the date of the
next AGM of the Company or the date of the AGM as

PROPOSAL #9.3: Authorize the Directors, to offer and                       ISSUER          YES        AGAINST           AGAINST
grant options in accordance with the provisions of
the Banyan Tree Share Option Plan and/or to grant
awards in accordance with the provisions of the
Banyan Tree Performance Share Plan [together the
'Share Plans']; and to allot and issue from time to
time such number of ordinary shares in the capital of
 the Company as may be required to be issued pursuant
 to the exercise of options under the Banyan Tree
Share Option Plan and/or such number of fully-paid
ordinary shares as may be required to be issued
pursuant to the vesting of awards under the Banyan
Tree Performance Share Plan provided always that the
aggregate number of ordinary shares to be issued
pursuant to the Share Plans shall not exceed 15% of
the total number of issued ordinary shares in the
capital of the Company from time to time; [Authority
expires the earlier of the date of the next AGM of
the Company or the date of the AGM as required by law

PROPOSAL #10.: Transact other business                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BANYAN TREE HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y0703M104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, its subsidiaries                      ISSUER          YES          FOR               FOR
 and its associated Companies, for the purposes of
Chapter 9 of the Listing Manual of the SGX-ST, which
are entities at risk as defined under Chapter 9, to
enter into any of the transactions falling within the
 types of interested person transactions [as
specified] to shareholders dated 15 APR 2009 [the
Circular], with any person who falls within the
classes of interested persons [as specified],
provided that such transactions are made on normal
commercial terms and are not prejudicial to the
interests of the Company and its minority
shareholders and in accordance with the review
procedures for interested person transactions [as
specified] [the IPT Mandate]; [Authority expires the
earlier at the conclusion of the next AGM of the
Company required by the law]; authorize the Audit and
 Risk Committee of the Company to take such action as
 it deems proper in respect of such procedures and/or
 to modify or implement such procedures as may be
necessary to take into consideration any amendment to
 Chapter 9 of the Listing Manual which may be
prescribed by the SGX-ST from time to time; and
authorize the Directors of the Company do all such
acts and things [including, without limitation,
executing all such documents as may be required] as
they may consider expedient or necessary or in the
interests of the Company to give effect to the IPT

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of the Companies Act, Chapter 50 of
 Singapore [the Companies Act], to purchase or
otherwise acquire issued ordinary shares fully paid
in the capital of the Company the Shares] not
exceeding in aggregate the maximum limit [as
hereafter defined], at such price(s) as may be
determined by the Directors of the Company from time
to time up to the maximum price [as hereafter
defined], whether by way of: a) market purchase(s)
[each a Market Purchase] on the Singapore Exchange
Securities Trading Limited [SGX-ST]; and/or b) off-
market purchase(s) [each an Off-Market Purchase] in
accordance with any equal access scheme(s) as may be
determined or formulated by the Directors as they
consider fit, which scheme(s) shall satisfy all the
conditions prescribed by the Companies Act; and
otherwise in accordance with all other laws and
regulations, including but not limited to the
provisions of the Companies Act and listing rules of
the SGX-ST as may for the time being be applicable,
is renewed and approved generally and unconditionally
 [the Renewal of the Share Buyback Mandate];
[Authority expires the earlier at the conclusion of
the next AGM of the Company required by the law];
authorize the Directors of the Company do all such
acts and things [including executing such documents
as may be required] as they and/or he may consider
necessary, expedient, incidental or in the interests
of the Company to give effect to the transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARCO NV
  TICKER:                N/A             CUSIP:     B0833F107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation and discussion of the                           ISSUER          NO           N/A               N/A
annual report of the Board of Directors and the
report of the Statutory Auditor on I) the annual
accounts of Barco NV and II) the consolidated annual
accounts for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the annual accounts of Barco NV                      ISSUER          NO           N/A               N/A
 for the FYE 31 DEC 2008 and the distribution of the
results and decides not to distribute a dividend

PROPOSAL #3.: Presentation of the consolidated annual                      ISSUER          NO           N/A               N/A
 accounts for the FYE 31 DEC 2008

PROPOSAL #4.: Grant discharge to each one of the                           ISSUER          NO           N/A               N/A
Directors for the execution of their mandate during
the FYE 31 DEC 2008

PROPOSAL #5.: Grant discharge to the Statutory                             ISSUER          NO           N/A               N/A
Auditor for the execution of its mandate during the
FYE 31 DEC 2008

PROPOSAL #6.A: Re-appoint the Independent Director                         ISSUER          NO           N/A               N/A
pursuant to Article 524.4 of the Belgian Code of
Companies of Mrs. Christina Von Wackerbarth
[16.12.1954] living at Transvaalstraat 39 AT B-2600
Antwerpen for a duration of 3 years as of the closing
 of this general meeting until the closing of the OGM
 of 2012

PROPOSAL #6.B: Re-appoint the Independent Director                         ISSUER          NO           N/A               N/A
pursuant to Article 524.4 of the Belgian Code of
Companies of Mr. Jan, P. Oosterveld [12.03.1944]
having the Dutch nationality, living at Javalaan 107
at 5631 DB Eindhoven, Nederland for a duration of 2
years as of the closing of this general meeting until
 the closing of the OGM of 2011

PROPOSAL #6.C: Appoint the Independent Director                            ISSUER          NO           N/A               N/A
pursuant to Article 524.4 of the Belgian Code of
Companies for a duration of 2 years as of the closing
 of this general meeting until the closing of the OGM
 of 2011: Dr. Ir. Vandeurzen Management firm NV [in
short VMFNV], RPR Leuven 0435.484.270, with
registered office at Jachthuislaan 19 AT B-3210
Linden, permanently represented by Mr. Urbain
Vandeurzen [06.05.1956] living at Jachthuislaan 19 AT
 B-3210 Linden

PROPOSAL #6.D: Approve, pursuant to Article 17 of the                      ISSUER          NO           N/A               N/A
 Articles of Association the general meeting sets the
 aggregate annual remuneration of the entire Board of
 Directors at 1.865.000 EUR for the year 2009, which
amount shall be apportioned amongst all the Members
of the Board according to the internal rules

PROPOSAL #7.: Approve the recommendation of the works                      ISSUER          NO           N/A               N/A
 council, to reappoint the Civil Company under the
legal form of a C.V. with limited liability Ernst and
 young the Auditors having its registered office at
De Klee Tlaan 2 AT B-1831 Diegem, permanently
represented by Mrs. Lieve Cornelis and Mr. Jan de
Luyck, Chartered Auditors, as the Statutory Auditor
of the Company for a duration of 3 as of the closing
of this general meeting until the closing of the OGM
of 2012, the total annual remuneration is determined

PROPOSAL #8.: Presentation and discussion on                               ISSUER          NO           N/A               N/A
Corporate Governance at Barco

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BARON DE LEY SA
  TICKER:                N/A             CUSIP:     E2231Q104
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated                      ISSUER          YES          FOR               FOR
 financial statements and statutory reports for FY
2008 and discharge of Directors

PROPOSAL #2.: Approve the allocation of the results                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-appoint the Auditors for the Company                      ISSUER          YES          FOR               FOR
 and consolidated Group

PROPOSAL #4.1: Re-elect Mr. Eduardo Santos Ruiz-Diaz                       ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #4.2: Re-elect Mr. Julio Noain Sainz as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.3: Re-elect Mr. Julian Diez Blanco as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.4: Re-elect Mr. Joaquin Diez Martin as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.: Receive the explanatory report in                            ISSUER          YES          FOR               FOR
accordance with Article 116 BIS of Spanish stock
market law

PROPOSAL #6.: Authorize the Board to ratify the Board                      ISSUER          YES          FOR               FOR
 execute approved resolutions

PROPOSAL #7.: Other business                                               ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the minutes and appointment of                       ISSUER          YES          FOR               FOR
the Auditors for this

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BASILEA PHARMACEUTICA AG, BASEL
  TICKER:                N/A             CUSIP:     H05131109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, annual                            ISSUER          YES          FOR               FOR
accounts and accounts of the Group 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance result

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #4.A: Re-elect Prof. Daniel Lew as a Board                        ISSUER          YES          FOR               FOR
of Director

PROPOSAL #4.B: Elect Mr. Hans Beat Guertler as a                           ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #5.: Elect PricewaterhouseCoopers AG, Basel                       ISSUER          YES          FOR               FOR
as the Auditor

PROPOSAL #6.: Approve the renewal and modification of                      ISSUER          YES        AGAINST           AGAINST
 the authorized share capital [modification of
Articles 3B.1 and 4 of the By-Laws]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BASLER KANTONALBANK, BASEL
  TICKER:                N/A             CUSIP:     H05172202
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Greeting by the Bank Chairman                                ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the FY 2008 report and outlook                       ISSUER          NO           N/A               N/A
into the year 2009: Mr. Daniel Hanimann, Director
economy of 'Tagesschau' Swiss television interviews
the Bank Chairman, Mr. Hans Rudolf Matter Chief
Executive Officer and the Business Management

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAUER AG, SCHROBENHAUSEN
  TICKER:                N/A             CUSIP:     D0639R105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements, the Group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 27,194,100.60 as follows:
payment of a dividend of EUR 1 per no-par share EUR
9,488,000 shall be allocated to the revenue reserves
EUR 575,100 shall be carried forward, ex-dividend and
 payable date: 26 JUN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: PricewaterhouseCoopers AG, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares,                         ISSUER          NO           N/A               N/A
the Company shall be authorized to acquire own shares
 of up to 10% of the share capital, at prices not
deviating more than 10% from the market price of the
shares, on or before 24 DEC 2010, the Board of
Managing Directors shall be authorized to use the
shares for legally permissible purposes, especially,
to dispose of the shares in a manner other than the
Stock Exchange or a rights offering if they are sold
at a price not materially below their market price,
to use the shares for Mergers and acquisitions, and
to retire the shares

PROPOSAL #7.: Resolution on the remuneration for the                       ISSUER          NO           N/A               N/A
Supervisory Board, as of 01 JAN 2009, each Member of
the Supervisory Board shall receive a fixed annual
remuneration of EUR18,000, the Chairman shall receive
 twice, and the Deputy Chairman one and a half times,
 this amount

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BAYWA BAYERISCHE WARENVERMITTLUNG LANDWIRTSCHAFTLI
  TICKER:                N/A             CUSIP:     D08232114
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and annual report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 33,797,471.10 as follows:
 payment of a dividend of EUR 0.34 plus a special
dividend of EUR 0.06 per entitled share EUR
20,241,640.30 shall be allocated to the other revenue
 reserves ex-dividend and payable date: 05 JUN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          YES          FOR               FOR
FY: Deloitte + Touche GmbH, Munich

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BBA AVIATION PLC
  TICKER:                N/A             CUSIP:     G08932165
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the 2008 report and                        ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Elect Mr. Peter Ratcliffe as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Michael Harper as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #4.: Re-elect Mr. Hansel Tookes as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. John Roques as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditor                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Director to fix the                            ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #8.: Authorize the Directors to offer a                           ISSUER          YES          FOR               FOR
scrip divided scheme

PROPOSAL #9.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve to increase authorized share                        ISSUER          YES          FOR               FOR
capital

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #s.12: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #s.13: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purposes of Section 166 of the Companies Act 1985, to
 make market purchases [Section 163 of such Act] on
the London Stock Exchange of ordinary shares of 29
16/21p each in the capital of the Company [ordinary
shares] provided that: the maximum aggregate number
of ordinary shares authorized to be purchases is
61,856,982 [representing 14.99% of the present issued
 ordinary share capital of the Company]; at a minimum
 price [excluding stamp duty and expenses] which may
 be paid for an ordinary share so purchased is 29
16/21p, the maximum price [excluding stamp duty and
expenses] which may be paid for any ordinary share so
 purchased is an amount equal to 5% above the average
 of the middle market quotations for an ordinary such
 shares in the London Stock Exchange Daily Official
List  on the 5 business days immediately preceding
the day on which that ordinary share is contracted to
 be purchased; [Authority expires at the conclusion
of the next AGM of the Company in 2010]; the Company
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly
 after such expiry; all the ordinary shares purchased
 pursuant to the said authority shall either: 1) be
cancelled immediately upon the completion of the
purchase; or ii) be held, sold, transferred or
otherwise dealt with as treasury shares in accordance
 with the provisions of the Companies Act 1985

PROPOSAL #14.: Approve the Directors' remuneration                         ISSUER          YES          FOR               FOR
report as specified

PROPOSAL #s.15: Approve the general meeting of the                         ISSUER          YES          FOR               FOR
Company other than an AGM may be called on not less
than 14 clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Amend the Corporate bylaws                                   ISSUER          YES          FOR               FOR

PROPOSAL #B.: Approve to set the annual remuneration                       ISSUER          YES          FOR               FOR
of the members of the executive committee, in
accordance with the terms that are provided for in
article 152 of law number 6404/1976

PROPOSAL #C.: Approve to decide regarding the payment                      ISSUER          YES          FOR               FOR
 of a bonus for the year 2008 to the executive
committee [period 01 OCT 2007 to 30 SEP 2008] and to
the special consultants [period 08 OCT 2007 to 30 SEP
 2008] in accordance with the terms of the official
letter from the committee for the defense of state
capital, or codec, number 121/2003 and codec opinion
number 045/2007, respectively, in the total amount of
 BRL 776,680.32

PROPOSAL #D.: Approve the payment of transportation                        ISSUER          YES          FOR               FOR
expenses of a member of the finance committee, in
regard to meetings held in the months of august
through DEC 2008, in accordance with the terms that
are provided for in paragraph 3 of law number
6404/1976, in the total amount of BRL 3,606.98

PROPOSAL #E.: Approve the payment of a bonus to the                        ISSUER          YES          FOR               FOR
Board of Directors in accordance with the terms of
the official letter from the committee for the
defense of state capital, or codec, number 150/2005,
considering for the defense of state capital, or
codec, number 150/2005, considering the results
obtained during the year 2008, with parity in the
distribution to the executive committee, in the total
 amount of BRL 177,600.00

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Administrators' accounts,                        ISSUER          YES        AGAINST           AGAINST
to examine, discuss and vote on the administration's
report, the financial statements and the accounting
statements accompanied by the Independent Auditors'
report regarding the FYE on 31 DEC 2008

PROPOSAL #2.: Approve to decide regarding making the                       ISSUER          YES          FOR               FOR
increase of the capital effective, in the amount of
BRL 396,532,099.73, without changing the number of
shares, in accordance with the terms of that which is
 provided for in Paragraph 1 of Article 169 of Law
number 6404/1976, with the share capital of the
institution going to BRL 2,833,135,777.64

PROPOSAL #3.: Approve to decide regarding the                              ISSUER          YES          FOR               FOR
distribution to the shareholders, on 15 JAN 2009, of
interest on shareholder equity, relative to the
interim distribution of profit from the fourth
quarter of 2008, in the approximate amount of BRL
7,793,749.10, corresponding to BRL 0.072814 per share

PROPOSAL #4.: Approve to decide regarding the                              ISSUER          YES          FOR               FOR
distribution to shareholders, on 04 MAR 2009, of
complementary dividends, relative to the 2008 FY, in
the approximate amount of BRL 53,065,913.51,
corresponding to BRL 0.495777 per share

PROPOSAL #5.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #6.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BCO NOSSA CAIXA SA
  TICKER:                N/A             CUSIP:     ADPV07972
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Elect an alternate Member to the                             ISSUER          YES        AGAINST           AGAINST
Finance Committee under the terms provided by Article
 27 of the Corporate By Laws of the institution,
approved in the AGM's and EGM's held on 30 APR 2009,
and a full and alternate Member to represent the
minority shareholders under the terms provided by
Article 240 of law number 6404/1976

PROPOSAL #B.: Elect the Members to the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors in replacement of Messrs. Ricardo Antonio
De Oliveira and Ricardo Reisen De Pinho
representative of the minority shareholders, under
the terms provided by Article 11, paragraph 3 of the
Corporate by Laws, approved at the AGM's and EGM's

PROPOSAL #C.: Adopt the unified Audit Committee of                         ISSUER          YES          FOR               FOR
the Banco Do Brasil S.A conglomerate, under the terms
 provided by Article 33 of the corporate by Laws of
the institution, approved at the AGM's and EGM's held
 on 30 APR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEAZLEY GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G0936J100
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve to accept the financial                              ISSUER          YES          FOR               FOR
statements and the statutory reports

PROPOSAL #3.: Approve a final dividend of 4.4 pence                        ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Re-elect Mr. Jonathan Agnew as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #5.: Re-elect Mr. Andrew Horton as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. Clive Washbourn as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #7.: Re-elect  Mr. Andrew Pomfret as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #8.: Reappoint KPMG Audit plc as the                              ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #9.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEAZLEY GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G0936J100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Special Resolutions 2 and 4, the Scheme of
Arrangement dated 23 MAR 2009 and other related

PROPOSAL #S.2: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Special Resolution 1, the New Beazley shares having
been allotted, issued and registered pursuant to the
Scheme of Arrangement and the Scheme of Arrangement
becoming effective, the New Beazley reduction of
capital

PROPOSAL #S.3: Approve, subject to the Scheme of                           ISSUER          YES          FOR               FOR
Arrangement becoming effective, to change the name of
 the Company to Beazley Group Limited

PROPOSAL #S.4: Approve, subject to the Scheme of                           ISSUER          YES          FOR               FOR
Arrangement becoming effective, to de-list the
Beazley shares from the official list

PROPOSAL #5.: Approve, subject to the Scheme of                            ISSUER          YES          FOR               FOR
Arrangement becoming effective, the adoption of the
Beazley Plc savings Related Share Option Plan 2009

PROPOSAL #6.: Approve, subject to the Scheme of                            ISSUER          YES          FOR               FOR
Arrangement becoming effective, the adoption of the
Beazley Plc savings Related Share Option Plan for US
Employees 2009

PROPOSAL #7.: Approve, subject to the Scheme of                            ISSUER          YES          FOR               FOR
Arrangement becoming effective, the adoption of the
Beazley Plc Approved Share Option Plan 2009

PROPOSAL #8.: Approve, subject to the Scheme of                            ISSUER          YES          FOR               FOR
Arrangement becoming effective, the adoption of the
Beazley Plc Unapproved Share Option Plan 2009

PROPOSAL #9.: Approve, subject to the Scheme of                            ISSUER          YES          FOR               FOR
Arrangement becoming effective, the adoption of the
Beazley Plc Long Term Incentive Option Plan 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BEAZLEY GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G0936J100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, [with or without modification]                      ISSUER          YES          FOR               FOR
 a scheme of arrangement [the Scheme of Arrangement]
proposed to be made between the Company and the
holders of the Scheme Shares [as defined in the
Scheme of Arrangement]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BECHTLE AG, GAILDORF
  TICKER:                N/A             CUSIP:     D0873U103
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 12,720,000 as follows:
payment of a dividend of EUR 0.60 per no-par share
ex-dividend and payable date: 17 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares, the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 15 NOV 2010;
 the Board of Managing Directors shall be authorized
to use the shares for all legally permissible
purposes, especially to use the shares for
acquisition purposes to retire the shares, and to
offer the shares to employees of the company and its

PROPOSAL #6.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
existing authorized capital, the creation of new
authorized capital, and the correspondent amendment
to the Articles of Association the existing
authorized capital approved by the shareholders,
meeting of 11 JUN 2009, shall be revoked the Board of
 Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 10,600,000 through the
issue of new bearer no-par shares against
contributions in cash and/or kind, on or before 15
JUN 2014, shareholders statutory subscription rights
may be excluded for residual amounts, for the issue
of shares against contributions in kind, for a
capital increase of up to 10 % of the share capital
against contributions in cash if the shares are
issued at a price not materially below their market
price, and for the issue of employee shares of up to

PROPOSAL #7.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
contingent capital I and the Correspondent amendment
to the Articles of Association

PROPOSAL #8.: Amendment to Section 15 of the Articles                      ISSUER          NO           N/A               N/A
 of Association in respect of shareholders who cannot
 attend a shareholders meeting being entitled to
assign their vote to a proxy of their choice

PROPOSAL #9.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: Ernst + Young AG, Heilbronn

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BELIMO HOLDING AG, HINWIL
  TICKER:                N/A             CUSIP:     H07171103
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BELIMO HOLDING AG, HINWIL
  TICKER:                N/A             CUSIP:     H07171103
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the approved financial                               ISSUER          YES          FOR               FOR
statement and business report for the Company and the
 Group's acceptance of the Auditors report

PROPOSAL #2.: Approve the distribution of profit                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #4.1: Re-elect Mr. Werner Buck to the                             ISSUER          YES        AGAINST           AGAINST
Supervisory Board

PROPOSAL #4.2: Re-elect Mr. Martin Hess to the                             ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #4.3: Re-elect Mr. Walter Linsi to the                            ISSUER          YES        AGAINST           AGAINST
Supervisory Board

PROPOSAL #4.4: Re-elect Dr. Robert Straub to the                           ISSUER          YES        AGAINST           AGAINST
Supervisory Board

PROPOSAL #4.5: Re-elect Prof. Dr Hans Peter Wehrli to                      ISSUER          YES        AGAINST           AGAINST
 the Supervisory Board

PROPOSAL #5.: Elect the Auditing Agency                                    ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BENI STABILI SPA, ROMA
  TICKER:                N/A             CUSIP:     T19807139
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, Board of Directors and the Auditors report,
 dividend distribution to shareholders, any
adjournment thereof

PROPOSAL #2.: Appoint the Board of Directors Member,                       ISSUER          NO           N/A               N/A
any adjournment thereof

PROPOSAL #3.: Appoint the Board of Auditors and its                        ISSUER          NO           N/A               N/A
Chairman and approve to determine their emoluments,
any adjournment thereof

PROPOSAL #4.: Approve the integration of the                               ISSUER          NO           N/A               N/A
remunerations of the assignment conferred to
PricewaterhouseCoopers s.p.a. with resolution of the
shareholders meeting of 29 APR 2005; related  and
consequent resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend, subject to the passing at the                         ISSUER          YES          FOR               FOR
Separate Class Meeting of the holders of 2010 B
shares, the Articles of Association

PROPOSAL #2.: Approve the 2009 remuneration policy                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Berkeley Group Holdings Plc                      ISSUER          YES          FOR               FOR
 2009 Long Term Incentive Plan

PROPOSAL #4.: Authorize the issue of equity or                             ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 317,154.15

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BERKELEY GROUP HLDGS PLC
  TICKER:                N/A             CUSIP:     G1191G120
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve that the holders of the 2010 B                      ISSUER          YES          FOR               FOR
 shares sanction and consent to the passing and
carrying into effect of the first resolution
contained in the notice of the EGM of the Company
convened for 11.05 a.m., on 15 APR 2009 [as
specified]; and any effect on, or modification to,
dealing with or abrogation of the rights and
privileges attached to the 2010 B shares which will
or may results from the passing and carrying into
effect of which resolution and notwithstanding that
the passing and carrying into effect of such
resolution may affect the rights and privileges

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BES ENGINEERING CORP
  TICKER:                N/A             CUSIP:     Y08736103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the audited reports                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of monetary loans                      ISSUER          NO           N/A               N/A

PROPOSAL #A.4: To report the status of acquisition or                      ISSUER          NO           N/A               N/A
 disposal of assets

PROPOSAL #A.5: To report the status of asset                               ISSUER          NO           N/A               N/A
impairments

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.12 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BILFINGER BERGER AG, MANNHEIM
  TICKER:                N/A             CUSIP:     D11648108
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 74,392,204 as follows:
payment of a dividend of EUR 2 per no-par share EUR
3,768,000 shall be carried forward ex-dividend and
payable date: 08 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors: a] for the                          ISSUER          NO           N/A               N/A
2009 FY: Ernst + Young AG, Mannheim; b] for the 2009
abbreviated accounts and the interim report: Ernst +
Young AG, Mannheim

PROPOSAL #6.: Resolution on the creation of                                ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association the existing authorized
capital I shall be revoked, the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 55,500,000 through the issue of new
bearer no-par shares against contributions in cash
and /or kind, on or before 06 MAY 2014, shareholders
subscription rights may be excluded for the issue of
new shares of up to EUR 22,300,000 in the following
cases: for residual amounts, for the granting of such
 rights to holders of convertible and/or option
rights, for a capital increase of up to 10% of the
share capital against contributions in cash if the
shares are issued at a price not materially below
their market price, and for the issue of shares
against contributions in kind

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to EUR 11,158,830, at prices not deviating more
than 10% from the market price of the shares, on or
before 06 NOV 2010, the Board of Managing Directors
shall be authorize d to sell the shares in a manner
other than through the stock exchange or a rights
offering if the shares are sold at a price not
materially below their market price, to use the
shares for acquisition purposes or for satisfying
conversion or option rights, and to retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIM BIRLESIK MAGAZALAR A S JT STK CO
  TICKER:                N/A             CUSIP:     M2014F102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening, elect the Chairman of the                           ISSUER          NO           N/A               N/A
Council and authorize the Council of meeting to sign
the minutes of the meeting of the OGM

PROPOSAL #2.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors, Audit Committee and the Independent
External Auditing Firm concerning the 2008 year
activities

PROPOSAL #3.: Receive the year 2008 balance sheet and                      ISSUER          NO           N/A               N/A
 income statement

PROPOSAL #4.: Approve the decision on the 2008                             ISSUER          NO           N/A               N/A
dividend payment

PROPOSAL #5.: Approve the decision on the acquittal                        ISSUER          NO           N/A               N/A
of the Members of the Board of Directors and Auditors
 regarding their facilities during the year 2008

PROPOSAL #6.: Elect the new Members of the Board of                        ISSUER          NO           N/A               N/A
Directors and approve to determine the attendance
rights which will be paid to them

PROPOSAL #7.: Elect the Auditors instead of the 2                          ISSUER          NO           N/A               N/A
Auditors whose service periods are terminated and
approve to determine the fees which will be paid to
them for 1 year

PROPOSAL #8.: Approve the presentation of information                      ISSUER          NO           N/A               N/A
 on the charitable donations and aids of the Company
during the year 2008

PROPOSAL #9.: Approve, in accordance with the                              ISSUER          NO           N/A               N/A
regulations of the Capital Markets Board related with
 the Independent External Auditing, the Independent
Auditing Firm selected by the Board of Directors

PROPOSAL #10.: Wishes                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BINCKBANK NV, AMSTERDAM
  TICKER:                N/A             CUSIP:     N1375D101
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Managing Board on the FY                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #3.: Discussion on the Corporate Governance                       ISSUER          NO           N/A               N/A
policy of the Company

PROPOSAL #4.a: Approve the annual accounts on the FY                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #4.b: Dividend and reservation policy                             ISSUER          NO           N/A               N/A

PROPOSAL #4.c: Approve the dividend over the FY 2008                       ISSUER          NO           N/A               N/A
will be declared at EUR 0.41 per share, from which
EUR 0.20 has been paid as interim dividend, remains a
 final dividend of EUR 0.21 gross per share, payable
on 06 MAY 2009

PROPOSAL #5.: Grant discharge to the Managing Board                        ISSUER          NO           N/A               N/A
in respect of the duties performed during the past FY

PROPOSAL #6.: Grant discharge to the Supervisory                           ISSUER          NO           N/A               N/A
Board in respect of the duties performed during the

PROPOSAL #7.: Approve the changes in remuneration                          ISSUER          NO           N/A               N/A
policy

PROPOSAL #8.: Appoint Mr. K. N. Beentjes as a Member                       ISSUER          NO           N/A               N/A
of the Managing Board

PROPOSAL #9.: Re-appoint Mr. J. K. Brouwer as a                            ISSUER          NO           N/A               N/A
Member of the supervisory Board where all details as
laid down in Article 2: 158 Paragraph 5, Section 2:
142 Paragraph 3 of the Dutch Civil Code are available
 for the general meeting of shareholders

PROPOSAL #10.a: Approve to change the Articles of                          ISSUER          NO           N/A               N/A
Association in respect of the following subjects:
acquisition of own shares, conditions to acquire the
shares for free [Article 6 paragraph 3]

PROPOSAL #10.b: Approve to change the Articles of                          ISSUER          NO           N/A               N/A
Association in respect of the following subjects:
authorizations for the Managing Board [Article 14
paragraph 3]

PROPOSAL #10.c: Approve to change the Articles of                          ISSUER          NO           N/A               N/A
Association in respect of the following subjects:
resignation of Members of the Managing Board [Article
 15 paragraph 4] and Supervisory Board [Article 21
paragraph 2]

PROPOSAL #10.d: Approve to change the Articles of                          ISSUER          NO           N/A               N/A
Association in respect of the following subjects:
changes due to the implementation of the law on
electronic means of communication

PROPOSAL #10.e: Approve to change the Articles of                          ISSUER          NO           N/A               N/A
Association in respect of the following subjects:
other changes than those as meant in resolutions
[10A-10D] of this meeting

PROPOSAL #10.f: Authorize any Member of the Managing                       ISSUER          NO           N/A               N/A
Board of Binck Bank NV and any notary public,
employee or paralegal working for Nauta Dutilh NV to
draft the notarial deed needed for the change in
Articles of Association and to make a request for no-
objection with the Dutch Ministery of finance as well
 as to execute the deed needed to let the changes in
Articles come into force

PROPOSAL #11.: Approve, that the meeting of holders                        ISSUER          NO           N/A               N/A
of priority shares be designated for a period of 18
months as the body which is authorized to resolve to:
 i] issue shares up to a number of shares not
exceeding 10% of the number of issued shares in the
capital of the Company at the time of issue, ii]
grant rights to take shares in the Company iii]
exclude or limit the pre-emptive rights on new issued

PROPOSAL #12.: Authorize the Managing Board to cause                       ISSUER          NO           N/A               N/A
the Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the Company is permitted to
acquire pursuant to the provisions of Section 98,
subsection 2, of book 2 of the Netherlands Civil
Code, such acquisition may be effected by means of
any type of contract, including stock exchange
transactions and Private transactions, the price must
 lie between the nominal value of the shares and an
amount equal to 110% of the market price, by 'market
price' is understood the average of the highest
prices reached by the shares on each of the 10 stock
exchange business days preceeding the date of
acquisition, as evidenced by the official price list
of Euronext Amsterdam NV; [Authority expires at the
end of 18 months]; commencing on 28 APR 2009

PROPOSAL #13.: Authorize the Managing Board to cancel                      ISSUER          NO           N/A               N/A
 shares that have been bought back by the Company

PROPOSAL #14.: The general meeting assigns Ernst                           ISSUER          NO           N/A               N/A
+Young Accountants as the Auditors responsible for
auditing the financial accounts for the year 2009

PROPOSAL #15.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #16.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOMERIEUX, MARCY L'ETOILE
  TICKER:                N/A             CUSIP:     F1149Y109
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
concluded by the Company and presented in the special
 report of the Statutory Auditors

PROPOSAL #O.5: Authorize the Board of Directors for                        ISSUER          YES        AGAINST           AGAINST
the Company to buy its own securities

PROPOSAL #E.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of shares

PROPOSAL #E.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital by issuing shares or
warrants, within the limit of 35% of the share
capital, with maintenance of preferential
subscription rights of shareholders

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital by issuing shares or
warrants, within the limit of 35% of the share
capital, with cancellation of preferential
subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital by issuing shares or
warrants, within the limit of 10% of the share
capital, with cancellation of preferential
subscription rights, in accordance with Article
L.225-136 1st paragraph 2 of the Commercial Code,
within the framework of the issue known as 'The need

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase the capital, by issuing common
shares or any warrants giving access to the capital,
with cancellation of preferential subscription
rights, within the annual limit of 20% of the
capital, through a private placement reserved to
qualified investors or to a restricted circle of

PROPOSAL #E.11: Approve the powers delegated in order                      ISSUER          YES        AGAINST           AGAINST
 to increase the capital, with cancellation of
preferential subscription rights, to remunerate
contributions of securities, within the framework of
an exchange public offer or contributions in kind on
the Company's securities

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of shares, securities or warrants
 to be issued in case of a capital increase, with or
without preferential subscription rights

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
reserves, premium, profits or other

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out a capital increase reserved for the
employees who are members of a Company Savings Plan

PROPOSAL #E.15: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original or extract of this report in order to
accomplish all legal formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOTON S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X07308111
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to check the validity of the                         ISSUER          NO           N/A               N/A
meeting and its ability to adopt valid resolutions

PROPOSAL #4.: Elect the Vote Counting Committee                            ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the Management Board's report                        ISSUER          NO           N/A               N/A
on the Company's activity and the financial statement

PROPOSAL #6.: Approve the Management Board's report                        ISSUER          NO           N/A               N/A
on capital Group's activity and the consolidated
financial statement

PROPOSAL #7.: Approve the Supervisory Board's reports                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the covering of loss                                 ISSUER          NO           N/A               N/A

PROPOSAL #9.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Management Board

PROPOSAL #10.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #11.: Amend the Articles of Association                           ISSUER          NO           N/A               N/A
regarding authorization to the Management Board to
increase the share capital within the target capital,
 with possibility of depriving shareholders of
preemptive rights

PROPOSAL #12.: Approve the changes to the composition                      ISSUER          NO           N/A               N/A
 of the Supervisory Board

PROPOSAL #13.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOVAIL CORP
  TICKER:                N/A             CUSIP:     09067J109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Dr. Douglas J.P. Squires as a                         ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.2: Elect Mr. J. Spencer Lanthier as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.3: Elect Mr. Serge Gouin as a Director                         ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.4: Elect Mr. David H. Laidley as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.5: Elect Mr. Mark Parrish as a Director                        ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.6: Elect Dr. Laurence E. Paul as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.7: Elect Mr. Robert N. Power as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.8: Elect Mr. Lloyd M. Segal as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #1.9: Elect Sir Louis R. Tull as a Director                       ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #1.10: Elect Mr. Michael R. Van Every as a                        ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.11: Elect Mr. William M. Wells as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
auditors for the ensuing year and authorize the
Company's Board of Directors [the Board of Directors]
 to fix the Auditor's remuneration

PROPOSAL #3.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 By-law to i] reduce the quorum requirement for
meetings of shareholders of the Company, and ii]
eliminate the Chairman's casting vote at meetings of
the Board of Directors, as specified

PROPOSAL #4.: Approve the amendments to the Company's                      ISSUER          YES          FOR               FOR
 2007 Equity Compensation Plan [the Plan] to i]
increase the number of common shares [Common Shares]
issuable from treasury pursuant to the Plan, and ii)
increase the percentage of Common Shares that can be
issued upon vesting of restricted share units
pursuant to the Plan, as specified

PROPOSAL #5.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 1. Amend By-Law 1 of
the Corporation [the By-Law] by adding the following
new paragraph after the first paragraph of Section 7
of the By-Law [Election of Directors] as specified

PROPOSAL #6.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 2. Amend By-Law 1 of
the Corporation [the Bye-Law] by adding the following
 sentence as a new second paragraph of Section 24 of
the By-Law [Indemnities to Directors and Others] as
specified

PROPOSAL #7.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 3. Approve to use best
 efforts to amend each indemnity agreement of the
Corporation to ensure that the Corporation shall not
indemnify any Director or officer with respect to any
 claim where the Corporation is not covered by or
subject to reimbursement under any Directors and
officers insurance policy of the Corporation

PROPOSAL #8.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 4. Amend By-Law 1 of
the Corporation [the Bye-Law] by adding the following
 new paragraph after the first paragraph of Section
37 of the By-Law [Proxies] as specified

PROPOSAL #9.: PLEASE NOTE THAT THIS RESOLUTION IS A                        ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 5. Amend Bye-Law 1 of
the Corporation [the Bye-Law] by adding the following
 sentence after the first sentence of the new third
paragraph of Section 37 of the Bye-Law [Proxies] as
specified

PROPOSAL #10.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 6. Approve the Article
 9 of the Articles of Continuance of the Corporation
be amended by adding the following to Schedule B
attached to the Articles of Continuance, as specified

PROPOSAL #11.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 7. Amend the charter
of the Compensation, Nominating and Corporate
Governance Committee of the Board of Directors of the
 Corporation [the Charter] [now the Compensation
Committee Charter and the Nominating and Corporate
Governance Committee Charter, as applicable]; a) by
deleting the last sentence of paragraph 7.1 [a] [now
Paragraph 7.1[a] of the Nominating and Corporate
Governance Committee Charter] and substituting the
specified sentences b) by adding the new Section 11.2
 to the Charter [now Section 7.2[c] of the Nominating
 and Corporate Governance Committee Charter]: c) by
adding the new Section 12.6 to the Charter [now
Section 6.12 of the Compensation Committee Charter];
d) by adding the sentences after the sentence in
Section 14 [Disclosure and Reporting to the Board] of
 the Charter [now Section 9.1 of the Compensation
Committee Charter]: e) by deleting the sentence in
Section 17 [Charter Review] of the Charter and
substituting the following sentence [now Section 11
of the Compensation Committee Charter and Section 16
of the Nominating and Corporate Governance Committee

PROPOSAL #12.: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES        AGAINST             FOR
DISSIDENT SHAREHOLDER PROPOSAL 8. Approve to use best
 efforts to amend consistent with the recommended
guidelines of the Canadian Coalition for Good
Governance in effect from time to time, each
employment agreement of the Corporation to ensure
that termination payments there under are not paid:
i) if the executive is terminated for failing to
deliver on agreed performance targets; and ii) in
connection with any change of control provision
unless [y] and actual change of control has occurred;
 and [z] the executive has been terminated by the
Corporation [including by way of constructive
dismissal] during a six [6] month period after the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BIOVAIL CORP
  TICKER:                N/A             CUSIP:     09067J109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Paul G. Haggis as a Director                      ISSUER          NO           N/A               N/A
 for the ensuing year

PROPOSAL #1.2: Elect Mr. Frank Potter as a Director                        ISSUER          NO           N/A               N/A
for the ensuing year

PROPOSAL #1.2.1: Elect Dr. Douglas J.P. Squires as a                       ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.2: Elect Mr. William M. Wells as a                           ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.3: Elect Mr. J. Spencer Lanthier as a                        ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.4: Elect Mr. David H. Laidley as a                           ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.5: Elect Mr. Mark Parrish as a Director                      ISSUER          NO           N/A               N/A
 for the ensuing year

PROPOSAL #1.2.6: Elect Sir Louis R. Tull as a                              ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.7: Elect Mr. Robert N. Power as a                            ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.8: Elect Mr. Lloyd M. Segal as a                             ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.2.9: Elect Mr. Serge Gouin as a Director                       ISSUER          NO           N/A               N/A
for the ensuing year

PROPOSAL #1.210: Elect Dr. Laurence E. Paul as a                           ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #1.211: Elect Mr. Michael R. Van Every as a                       ISSUER          NO           N/A               N/A
Director for the ensuing year

PROPOSAL #2.: Re-appoint Ernst & Young LLP as the                          ISSUER          NO           N/A               N/A
Auditor for the ensuing year and authorize the
Directors to fix the Auditors' remuneration

PROPOSAL #3.: Approve the amendments to Biovail's By-                      ISSUER          NO           N/A               N/A
Law to i) reduce the quorum requirement for meetings
of shareholders of the Company, and ii) eliminate the
 Chairman's casting vote at meetings of the Board of
Director; [as specified]

PROPOSAL #4.: Approve the amendments to Biovail's                          ISSUER          NO           N/A               N/A
2007 Equity Compensation Plan [the Plan] to i)
increase the number of common shares [Common Shares]
issuable from treasury pursuant to the Plan, and ii)
increase the % of Common Shares that can be issued
upon vesting of restricted share units pursuant to
the Plan [as specified]

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 1

PROPOSAL #6.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 2

PROPOSAL #7.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 3

PROPOSAL #8.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 4

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A DISSIDENT                         ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 5

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A DISSIDENT                        ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 6

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A DISSIDENT                        ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 7

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A DISSIDENT                        ISSUER          NO           N/A               N/A
SHAREHOLDER PROPOSAL: Approve the Dissident
Resolution 8

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BLACK EARTH FARMING LTD, JERSEY
  TICKER:                N/A             CUSIP:     G1311M114
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Per Nyberg as a Chairman for                       ISSUER          YES          FOR               FOR
the meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect 1 or 2 persons to check and sign                       ISSUER          YES          FOR               FOR
the minutes

PROPOSAL #5.: Approve that the meeting has been duly                       ISSUER          YES          FOR               FOR
convened

PROPOSAL #6.: Presentation by the Managing Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
Auditor's report as well as the consolidated annual
report and the consolidated Auditor's report

PROPOSAL #8.A: Adopt the profit and loss account and                       ISSUER          YES          FOR               FOR
the balance sheet as well as the consolidated profit
and loss account and the consolidated balance sheet

PROPOSAL #8.B: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's results according to the adopted balance
sheet; no dividend shall be paid for the financial
period 2008

PROPOSAL #9.: Approve the number of Directors to be                        ISSUER          YES          FOR               FOR
at 6 and Auditors as specified

PROPOSAL #10.: Approve a total Board remuneration                          ISSUER          YES          FOR               FOR
[including the remuneration for the work within the
committees of the Board of Directors] of EUR 180,000,
 allocated as follows: each Director who is not
employed by the Company shall receive EUR 30,000,
other than the Chairman of the Investment Committee
and the Audit Committee, who shall receive EUR
60,000; and Mr. Paul Wojciechowski who receives no

PROPOSAL #11.: Re-elect Messrs. Per Brilioth,                              ISSUER          YES        AGAINST           AGAINST
Vladimir Averchev, Alex Gersh, Sture Gustavsson,
Henrik Persson and Paul Wojciechowski as the
Directors; Mr. Per Brilioth as the Chairman of the
Board; elect Deloitte as the Auditor of the Company
until the end of the 2010 AGM and remunerated upon
the approval of their invoice

PROPOSAL #12.: Appoint the Nomination Committee as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #13.: Approve the remuneration principles                         ISSUER          YES          FOR               FOR
for the Senior Management as specified

PROPOSAL #14.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BLACKROCK WORLD MINING TRUST PLC
  TICKER:                N/A             CUSIP:     G1314Y107
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the financial statements for the YE 31 DEC 2008,
together with the report of the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend of 5.50p per                        ISSUER          YES          FOR               FOR
ordinary share

PROPOSAL #4.: Re-elect Mr. A W Lea as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES        ABSTAIN           AGAINST
Auditors of the Company

PROPOSAL #6.: Authorize the Directors to determine                         ISSUER          YES        ABSTAIN           AGAINST
the Auditors' remuneration

PROPOSAL #7.: Approve to resolve that the Company                          ISSUER          YES          FOR               FOR
continue in being as an investment trust

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Authorize the Directors to disapply                         ISSUER          YES          FOR               FOR
pre-emption rights in respect of issues of new shares
 or the sale of shares out of treasury

PROPOSAL #S.10: Authorize the Directors to purchase                        ISSUER          YES          FOR               FOR
the Company's shares for cancellation or to be held
in treasury

PROPOSAL #S.11: Approve and adopt new Articles of                          ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BLOOMSBURY PUBLISHING PLC, LONDON
  TICKER:                N/A             CUSIP:     G1179Q132
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the audited accounts for the YE 31 DEC 2008

PROPOSAL #2.: Receive the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #4.: Re-elect Mr. J.J.O'B Wilson as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #5.: Re-elect Mr. C.R. Adams as a Director                        ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #6.: Re-appoint Baker Tilly UK Audit LLP as                       ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #7.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and pursuant
to Section 80 of the Companies Act 1985 [the Act], to
 allot, to such persons and on such terms as they
think proper, any relevant securities [as specified
in Section 80(2) of the Act] of the Company up to an
aggregate nominal amount of GBP 228,955; [Authority
expires at the conclusion of the next AGM of the
Company]; and the Directors may make allotments
during the relevant period which may be exercised

PROPOSAL #S.8: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority, subject to
the passing of Resolution 7 and pursuant to Section
95 of the Companies Act 1985 [the Act], to allot
equity securities [Section 94 of the Act] for cash
pursuant to the authority conferred by Resolution 7,
disapplying the statutory pre-emption rights [Section
 89(1)], provided that this power is limited to the
allotment of equity securities: a) in connection with
 a rights issue in favor of ordinary shareholders; b)
 up to an aggregate nominal amount of GBP 46,052; and
 c) pursuant to the terms of the Company's existing
employee' share or share option schemes or any other
employee's share scheme; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 15 months]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.9: Authorize the Company, for the purpose                      ISSUER          YES          FOR               FOR
 of Section 166 of the Companies Act 1985 [the Act],
to make market purchases [Section 163 of the Act] of
its ordinary shares of 1.25p each [ordinary shares]
in such manner and on such terms as the Directors may
 from time to time determine provided that: a) the
maximum number of ordinary shares to be purchased is
3,684,181; b) the maximum price which may be paid fro
 each ordinary share is an amount equal to 105% of
the average middle market quotations for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days, at a
minimum price of 1.25 pence; [Authority expires the
earlier of the conclusion of the next AGM of the
Company in 2010 or 15 months]; and the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BOART LONGYEAR LTD, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q1645L104
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Peter St George as a Director                      ISSUER          YES          FOR               FOR
 of the Company in accordance with ASX Listing Rule

PROPOSAL #2.: Elect Mr. David Grzelak as a Director                        ISSUER          YES          FOR               FOR
of the Company in accordance with ASX Listing Rule

PROPOSAL #3.: Receive the remuneration report for the                      ISSUER          YES          FOR               FOR
 FYE 31 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BOBST GROUP SA, PRILLY
  TICKER:                N/A             CUSIP:     H0932T101
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the business report with                             ISSUER          YES          FOR               FOR
accounts of the Group 2008

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
available earnings as per 31 DEC 2008

PROPOSAL #4.1: Re-elect Mr. Hans Rudolf Widmer as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.2: Re-elect Mr. Michael W.O. Garrett as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #4.3: Elect Mr. Alain Guttmann as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

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  ISSUER:                BODYCOTE PLC, MACCLESFIELD, CHESHIRE
  TICKER:                N/A             CUSIP:     G1214R111
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES        AGAINST           AGAINST
the statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the final dividend of 5.35                           ISSUER          YES          FOR               FOR
pence per share

PROPOSAL #4.: Elect Mr. Stephen C. Harris as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #5.: Elect Dr. K. Rajagopal as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES        AGAINST           AGAINST
 and authorize Board to fix their remuneration

PROPOSAL #7.: Grant authority to issue of equity or                        ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 10,608,260

PROPOSAL #S.8: Grant authority, subject to the                             ISSUER          YES          FOR               FOR
passing of Resolution 7, to issue of equity or
equity- linked securities without pre- emptive rights
 up to aggregate nominal amount of GBP 1,619,586

PROPOSAL #S.9: Grant authority to market purchase                          ISSUER          YES          FOR               FOR
18,753,112 ordinary shares

PROPOSAL #S.10: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR

PROPOSAL #S.11: Approve that the any general meeting                       ISSUER          YES          FOR               FOR
of the Company other than the AGM called by notice of
 at least 14 clear days

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  ISSUER:                BOIRON SA, STE FOY LES LYON
  TICKER:                N/A             CUSIP:     F10626103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, Chairman of Board of Directors and the
Auditors and approve the Company's financial
statements for the YE 31 DEC 2008, as presented
showing earnings for the FY of EUR 31,714,626.01

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, Chairman of Board of Directors and the
Auditors and approve the consolidated financial
statements for the said FY, in the form presented to
the meeting showing earnings for the FY [Group share]
 of EUR 39,158,973.00

PROPOSAL #O.3: Approve to allocate the earnings for                        ISSUER          YES          FOR               FOR
the FY be appropriated as earnings for the FY: EUR
31,714,626.01, legal reserve: EUR 0.00 retained
earnings: EUR 11,100,537.60 i.e. distributable
income: EUR: 42,815,163.61 dividends: EUR
13,040,716.80 total: EUR 29,774,446.81 other
reserves: EUR 15,000,000.00 retained earnings : EUR
14,774,446.81 the shareholders will receive a net
dividend of EUR 0.60 per share on the basis of
21,734,528 shares, and will entitle to the 40%
deduction provided by the French General Tax Code,
this dividend will be paid on 05 JUN 2009, in the
event that the Company holds some of its own shares
on such date, the amount of the unpaid dividend on
such shares shall be allocated to the retained

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements and commitments governed and
approve the said report and the agreements referred
to therein

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mrs. Christine Boy Er-Boiron as a Director for a 3
year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Jean-Pierre Boyer as a Director for a 3 year

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Paul Mollin as a Director for a 3 year period

PROPOSAL #O.8: Ratify the appointment of Mr. Michel                        ISSUER          YES          FOR               FOR
Bouissou as a Director, to replace the Company F ET
M.B Conseil, for the remainder of F ET M.B Conseil's
term of office, i.e. until the shareholders' meeting
called to approve the financial statements for the FY
 2010

PROPOSAL #O.9: Approve to award the total annual fees                      ISSUER          YES          FOR               FOR
 of EUR 147,000.00 to the Board of Directors

PROPOSAL #O.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 35.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
76,070,855.00, this [Authority expires at the end of
18-month period]; this authorization cancels the
authorization given by the ordinary shareholders'
meeting of 15 MAY 2008 and to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on 1 or more occasions and
at its sole discretion, by cancelling all or part of
the shares held by the Company in connection with a
stock repurchase plan, up to a maximum of 10% of the
share capital over a 24-month period; [Authority
expires at the end of 24-month period]; to take all
necessary measures and accomplish all necessary
formalities

PROPOSAL #E.12: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

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  ISSUER:                BOLLORE
  TICKER:                N/A             CUSIP:     F10659112
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Appoint a Board Member                                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.5: Appoint a Board Member                                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.6: Approve the regulated agreements                            ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Grant powers for formalities                                ISSUER          YES          FOR               FOR

PROPOSAL #E.1: Authorize the Board of Directors in                         ISSUER          YES        AGAINST           AGAINST
order to increase capital by issuing common shares or
 any securities, giving access to the capital with
maintenance of preferential subscription rights

PROPOSAL #E.2: Authorize the Board of Director to                          ISSUER          YES          FOR               FOR
increase capital by issuing common shares or any
securities, giving access to the capital with
maintenance of preferential subscription rights

PROPOSAL #E.3: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
carry out a capital increase limited to 10% of
capital to pay contributions of securities or
warrants giving access to capital

PROPOSAL #E.4: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
carry out a capital increase by issuing shares
reserved for employees

PROPOSAL #E.5: Amend the statutes in order to                              ISSUER          YES          FOR               FOR
harmonize with the provisions of Article 57 of the
Law of Modernization of the Economy of 04 AUG 2008

PROPOSAL #E.6: Grant powers to confer                                      ISSUER          YES          FOR               FOR

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  ISSUER:                BOLSAS Y MERCADOS ESPANOLES SA
  TICKER:                N/A             CUSIP:     E8893G102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
Management report as well as the Management of the
Board for the year 2008

PROPOSAL #2.: Approve the distribution of results                          ISSUER          YES          FOR               FOR
from 2008

PROPOSAL #3.1: Re-elect of Mr. Tomas Muniesa                               ISSUER          YES          FOR               FOR
Arantegui as the Board Member for 4 year

PROPOSAL #3.2: Re-elect of Mr. Antonio J. zoido                            ISSUER          YES          FOR               FOR
Martinez as the Board Member for 4 year

PROPOSAL #3.3: Re-elect of Mr. Joan Hortala I Arau as                      ISSUER          YES          FOR               FOR
 the Board Member for 4 year

PROPOSAL #3.4: Re-elect of Mr. Ramiro Mato Garcia-                         ISSUER          YES          FOR               FOR
Ansorena as the Board Member for 4 year

PROPOSAL #4.: Approve the setting of the President's                       ISSUER          YES          FOR               FOR
salary

PROPOSAL #5.: Approve the setting of the                                   ISSUER          YES          FOR               FOR
Administrators salaries

PROPOSAL #6.: Approve the renewal of Deloitte,SL as                        ISSUER          YES          FOR               FOR
the Auditor for 1 year

PROPOSAL #7.: Authorize the Board to acquire own                           ISSUER          YES          FOR               FOR
shares within legal limits, to set the limits and
requirements of the acquisition and to execute it

PROPOSAL #8.: Approve the delegation to the Board to                       ISSUER          YES          FOR               FOR
formalize, rectify, clarify, interpret, specify, add
to, execute and convert into a Public document the
resolutions adopted in the meeting

PROPOSAL #9.: Any other business and questions                             ISSUER          NO           N/A               N/A

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  ISSUER:                BONGRAIN SA, VIROFLAY
  TICKER:                N/A             CUSIP:     F10731119
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements and commitments governed by
Articles L.225.38 of the French Commercial code,
approve the said report and the agreements and
commitments referred to therein

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, and the Auditors, approve the Company's
financial statements for the YE on 31 DEC 2008 as
presented

PROPOSAL #O.3: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approve the consolidated
financial statements for the FY in the form presented
 to the meeting

PROPOSAL #O.4: Approve the earnings for the FY: EUR                        ISSUER          YES          FOR               FOR
17,484,124.29 retained earnings: EUR 299,333,473.00
available amount EUR 316,817,597.29; this amount will
 be allocated to the retained earnings thus brought
to EUR 316,817,597.29; as required by Law

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Alex Bongrain as a Director for 1 year period

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Armand Bongrain as a Director for 1 year period

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mrs. Dominique Damon as a Director for 1 year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Michael Godet as a Director for 1 year period

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Bernard Houlot as a Director for 1 year period

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mrs. Elisabeth Lulin as a Director for 1 year period

PROPOSAL #O.11: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Xavier Paul-Renard as a Director for 1 year period

PROPOSAL #O.12: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Jurgen Reimnitz as a Director for 1 year period

PROPOSAL #O.13: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Georges Robin as a Director for 1 year period

PROPOSAL #O.14: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
Mr. Jean-Hugues Vadot as a Director for 1 year period

PROPOSAL #O.15: Appoint Mr. Ignacio Osborne as a                           ISSUER          YES        AGAINST           AGAINST
Director to replace Mr. Jacques Gairard for 1 year

PROPOSAL #O.16: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
PricewaterhouseCoopers audit, represented by Mr.
Christian Perrier, as a Statutory Auditor for a 6-
year period

PROPOSAL #O.17: Appoint Mr. Yves Nicolas as a Deputy                       ISSUER          YES          FOR               FOR
Auditor to replace Mr. Pierre Coll  for a 6-year

PROPOSAL #O.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 140.00, maximum number of shares
to be acquired 10% of the share capital maximum funds
 invested in the shares buy backs: EUR
216,050,940.00; the number of shares acquired by the
Company with a view to their retention or their
subsequent delivery In payment or exchange as part of
 an external growth operation cannot exceed 5% of its
 capital; authorize the Board of Directors to take
all necessary measures and accomplish all necessary
formalities; [Authority is given for a 18-month
period]; it supersedes the authorization granted by
the ordinary shareholders' meeting of 29 APR 2008

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital, up to 10% of the share
capital, by way of issuing ordinary shares or
securities giving access to the capital, with
cancellation of preferential subscription rights, in
consideration for the contribution s in kind granted
to the Company and comprised of capital securities or
 securities giving access to share capital; the
nominal maximum amount of the capital increases to be
 carried out by virtue of the present resolution
shall not count against the overall ceiling set forth
 in Resolution 1 of the extraordinary shareholders'
meeting of 29 APR 2008; [Authority is granted for a
26-month period]

PROPOSAL #E.20: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
one or more transactions, to Senior Executives and,
or Corporate Officers of the Company or of a related
Company, options giving the right either to subscribe
 for new shares in the Company to be issued through a
 share capital increase, or to purchase existing
shares purchased by the Company, it being provided
that the options shall not exceed a number of 200,000
 options; each option shall give right to purchase or
 to subscribe 1 share; authorize the Board of
Directors to take all necessary measures and
accomplish all necessary formalities; [Authority is
granted for a 38-month period]

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions,
by canceling all or part of the shares held by the
Company in connection with the provisions of Article
L.225-209 of the French Commercial Code, up to a
maximum of 10% of the share capital; authorize the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities; [Authority is
given for a 24-month period]

PROPOSAL #E.22: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy of extract of the minutes of the
meeting to carry out all fillings, publications and
other formalities prescribed by Law

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  ISSUER:                BOURBON SA, PARIS
  TICKER:                N/A             CUSIP:     F11235136
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the management report of the                        ISSUER          YES          FOR               FOR
Board of Directors, the report of the Chairman and
the report of the Statutory Auditors, balance sheet,
income statement, and the annex for the FYE on 31 DEC
 2008, as well as the transactions reflected in these
 accounts and summarized in these reports

PROPOSAL #O.2: Approve the transactions and terms                          ISSUER          YES          FOR               FOR
reflected in these accounts and summarized in these
reports and discharge to the Board Members

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008, as well as the transactions
reflected in these accounts and summarized in the
report of the Board of Directors on the management of
 the Group and in the report of the Statutory Auditors

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Statutory Auditors and the agreements referred to
therein

PROPOSAL #O.6: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Approve the renewal of Mrs. Dominique                       ISSUER          YES        AGAINST           AGAINST
Senequier's as a Board Member for 3 years

PROPOSAL #O.8: Approve the renewal of Mr. Marc                             ISSUER          YES          FOR               FOR
Francken's as a Board Member for 3 years

PROPOSAL #O.9: Approve the renewal of Mr. Roger                            ISSUER          YES          FOR               FOR
Wright's as a Board Member for 3 years

PROPOSAL #O.10: Appoint Mr. Philippe Sautter as a                          ISSUER          YES        AGAINST           AGAINST
Board Member for 3 years

PROPOSAL #O.11: Approve the Repurchase Program                             ISSUER          YES        AGAINST           AGAINST
decided by the Ordinary and Extraordinary General
Assembly of 30 MAY 2008

PROPOSAL #O.12: Grant powers to the bearer of an                           ISSUER          YES          FOR               FOR
original or extract of this report in order to
accomplish all legal formalities

PROPOSAL #E.13: Approve the share capital increase by                      ISSUER          YES          FOR               FOR
 incorporation of part of the item 'Issue Premium';
allocation of free shares to the shareholders for
every 10 existing shares at the date of the Ordinary
and Extraordinary General Assembly

PROPOSAL #E.14: Amend Article 7 of the Statutes,                           ISSUER          YES          FOR               FOR
relating to the share capital

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
cancel, in 1 or more times, all the shares acquired
by the company pursuant to the implementation of
various shares purchase authorizations, within the
limit of 10% of the share capital

PROPOSAL #E.16: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original or extract of this report in order to
accomplish all legal formalities

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  ISSUER:                BOURSORAMA, BOULOGNE BILLANCOURT
  TICKER:                N/A             CUSIP:     F1140M138
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and the Auditors, and approve the Company's
 financial statements for the YE 31 DEC 2008, as
presented showing earnings for the FY of EUR
26,400,000.00

PROPOSAL #O.2: Approve to resolve appropriate the                          ISSUER          YES          FOR               FOR
profit for the year of EUR 26,400,000.00 to the
retained earnings account; in accordance with the
regulations in force, the shareholders' meeting
recalls that no dividend was paid for the previous 3
fiscal years

PROPOSAL #O.3: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, and approve the
consolidated financial statements for the said FY, in
 the form presented to the meetings showing a net
income [group share] of EUR 49,900,000.00

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
of the French Commercial Code, and approve the
agreements entered into with Societe Generale and
Sgam and the agreement previously approved which

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
of the French Commercial Code, and approve the
agreements entered into with Caixa and the operation
referred to therein

PROPOSAL #O.6: Approve to ratify the co-optation of                        ISSUER          YES        AGAINST           AGAINST
Mr. Jean-Pierre Mustier as a Director, to replace Mr.
 Philippe Collas, for the remainder of Mr. Philippe
Collas's term of office, i.e. until the shareholders'
 meeting called to approve the financial statements
for the FYE 31 DEC 2009

PROPOSAL #O.7: Appoint Mr. Jean-Francois Sammarcelli                       ISSUER          YES        AGAINST           AGAINST
as a Director, for a 6-year period

PROPOSAL #O.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 15.00, maximum number of shares
to be acquired: 10% of the share capital, i.e.
8,692,553 shares maximum funds invested in the share
buybacks: EUR 130,388,295.00; [Authority expires for
an 18-month period]; this authorization cancels the
remaining unspent period and replaces the
authorization granted by the shareholders' meeting of
 19 MAY 2008 in its Resolution 7

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
grant, in 1 or more transactions, in favour of
employees and Corporate Officers of Boursorama and
related Companies, options giving the right either to
 subscribe for new shares in the Company, or to
purchase existing shares, it being provided that the
options shall not give rights to a total number of
shares, which shall exceed 3% o f the share capital;
[Authority expires for a 38-month period]; this
authorization cancels the remaining unspent period
and replaces the 1 granted by the shareholders'
meeting of 16 MAY 2006 in its Resolution 6

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, for free, on 1 or more occasions, existing or
future shares, in favour of the employees and the
executive corporate officers of the Company and
related Companies; they may not represent more than
1% o f the share capital; [Authority expires for a
38-month period]; this authorization cancels the
remaining unspent period and replaces the 1 granted
by the shareholders' meeting of 16 MAY 2006 in its
Resolution 7

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, in favour of employees of the
 Company any who are members of a Company Savings
Plan; [Authority expires for a 26-month period]; and
for a nominal amount that shall not exceed EUR
500,000.00; this authorization supersedes the
authorization granted by the shareholders' meeting of
 16 MAY 2006 in its Resolution 8

PROPOSAL #E.12: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

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  ISSUER:                BOVIS HOMES GROUP PLC, KENT
  TICKER:                N/A             CUSIP:     G12698109
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts                       ISSUER          YES        AGAINST           AGAINST
of the Company for the YE 31 DEC 2008 and the reports
 of the Directors and the Auditors

PROPOSAL #2.: Approve the report on the Directors'                         ISSUER          YES          FOR               FOR
remuneration for the YE 31 DEC 2008

PROPOSAL #3.: Re-appoint Mr. John Anthony Warren as a                      ISSUER          YES        AGAINST           AGAINST
 Director of the Company, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Neil Cooper as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Alastair David Lyons as                       ISSUER          YES        AGAINST           AGAINST
a Director of the Company

PROPOSAL #6.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES        AGAINST           AGAINST
Auditors of the Company

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES        AGAINST           AGAINST
the remuneration of the Auditors

PROPOSAL #8.: Authorize the Board, to allot relevant                       ISSUER          YES          FOR               FOR
securities [as specified in the Companies Act 1985
[the Act]], up to an aggregate nominal amount of GBP
20,145,626; and up to a nominal amount of GBP
40,291,252.50 in connection with an offer by way of a
 rights issue to ordinary shareholders in proportion
to their existing share holdings and so that the
Board may impose any limits or restriction and make
any arrangements with it considers necessary or
appropriate to deal with fractional entitlements,
record dates, legal, regulatory or practical problems
 in, or under the Laws of, any territory or any other
 matter; [Authority expires the earlier of the next
AGM of the Company in 2010 or 15 months]; and the
Board may make allotments during the relevant period
which may be exercised after the relevant period

PROPOSAL #9.: Approve the Bovis Homes Group Plc 2009                       ISSUER          YES          FOR               FOR
Bonus Replacement Share Plan as specified and
authorize the Directors to do all the acts and things
 which they may consider necessary and expedient to
carry the same into effect

PROPOSAL #S.10: Amend, effect from 00.01 am on 01 OCT                      ISSUER          YES          FOR               FOR
 2009, the Company's Articles of Association as
specified

PROPOSAL #S.11: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company with effect from the conclusion of the
meeting

PROPOSAL #S.12: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

PROPOSAL #S.13: Authorize the Board, if resolution                         ISSUER          YES          FOR               FOR
No. 8 is passed, to allot equity securities [as
specified in the Act] for cash, disapplying the
statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the
allotment of equity securities: a) in connection with
 an invitation or offering by way of rights to
ordinary shareholders; and b) up to an aggregate
nominal amount of GBP 3,024,868.50; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company in 2010 or 15 months]; and the Board
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.14: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purposes of Section 166 of the Companies Act 1985
[the Act], to make market purchases [Section 163(3)
of the Act] up to 12,099,475 ordinary shares of 50
pence each in the capital of the Company, at a
minimum price of 50 pence and an amount equal to 105%
 of the average market quotations for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days and by the
amount stipulated by Article 5(1) of the Buy-Back and
 Stabilization Regulation 2003 [in each case
exclusive of expenses]; [Authority expires at the
conclusion of the next AGM of the Company in 2010];
the Company, before the expiry, may make a contract
to purchase ordinary shares which will or may be
executed wholly or partly after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRASCAN RESIDENTIAL PROPERTIES SA
  TICKER:                N/A             CUSIP:     P18156102
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to change the corporate name of                      ISSUER          YES          FOR               FOR
 the Company to Brookfield Incorporacoes S.A. and the
 consequent amendment of Article 1 of the Corporate
Bylaws

PROPOSAL #II.: Approve to rectify the address of the                       ISSUER          YES          FOR               FOR
headquarters of the Company, approved in item I of
the minutes of the EGM held on 24 NOV 2008, so that
it now makes reference to rooms 601 to 608 and the
consequent amendment of Article 3rd of the corporate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BREDERODE SA, WATERLOO
  TICKER:                N/A             CUSIP:     B13544257
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the Auditors reports                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to accept the financial                              ISSUER          NO           N/A               N/A
statements and allocation of income and dividends of
EUR 0.53

PROPOSAL #4.: Grant discharge to the Directors and                         ISSUER          NO           N/A               N/A
the Auditors

PROPOSAL #5.1: Re-elect Messrs. Michel Delloye, Alain                      ISSUER          NO           N/A               N/A
 Siaens, and Pierre van der Mersch as the Directors

PROPOSAL #5.2: Approve to indicate Mr. Alain Siaens                        ISSUER          NO           N/A               N/A
as the Independent Board Member

PROPOSAL #5.3: Approve the remuneration of the                             ISSUER          NO           N/A               N/A
Directors

PROPOSAL #5.4: Grant authority to the implementation                       ISSUER          NO           N/A               N/A
of approved resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BREDERODE SA, WATERLOO
  TICKER:                N/A             CUSIP:     B13544257
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to modify the AGM's date                             ISSUER          NO           N/A               N/A

PROPOSAL #2.: Amend the Article 27 of the Statute                          ISSUER          NO           N/A               N/A

PROPOSAL #3.: Powers                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BREMBO SPA, CURNEO
  TICKER:                N/A             CUSIP:     T2204N108
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors, Auditors and the
Audit Firm report, any adjournment thereof

PROPOSAL #2.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statement at 31 DEC 2008, the Board of Directors,
Auditors and Audit Firm report

PROPOSAL #3.: Approve to determine the Board of                            ISSUER          NO           N/A               N/A
Directors emoluments, any adjournment thereof

PROPOSAL #4.: Approve the completion of commitment                         ISSUER          NO           N/A               N/A
and determination of emoluments of audit firm, any
adjournment thereof

PROPOSAL #5.: Ratify the Incentive Bonus Scheme for                        ISSUER          NO           N/A               N/A
year 2009, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRILLIANCE CHINA AUTOMOTIVE  HLDGS LTD
  TICKER:                N/A             CUSIP:     G1368B102
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors of the Company for the YE 31 DEC

PROPOSAL #2.A.I: Re-elect Mr. Wu Xiao An [also known                       ISSUER          YES          FOR               FOR
as Mr. Ng Siu On] as a Director

PROPOSAL #2A.II: Re-elect Mr. Qi Yumin as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint the Auditors and approve to fix their
remuneration

PROPOSAL #4.A: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue or deal with additional shares in
the capital of the Company or securities convertible
into such shares, options, warrants or similar rights
 to subscribe for any shares in the Company, and make
 or grant offers, agreements and options, subject to
and in accordance with all applicable Laws, during
and after the end of the relevant period, not
exceeding 20% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of passing of this resolution, otherwise than
pursuant to i) a rights issue [as specified]; or ii)
the exercise of the subscription rights of conversion
 under the terms of any warrants issued by the
Company or any securities which are convertible into
shares of the Company and from time to time
outstanding; or iii) the exercise of options granted
under the share option scheme or similar arrangement
for the time being adopted for the grant or issue to
officers and/or employees of the Company and/or any
of its subsidiaries and/or eligible participants as
stipulated in such share option scheme or similar
arrangement of shares or rights to acquire shares of
the Company; or iv) any scrip dividend or similar
arrangement providing for the allotment of shares of
the Company in lieu of the whole or part of a
dividend on shares of the Company in accordance with
the bye-laws of the Company in force from time to
time; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the By-Laws of the
Company or any applicable Laws of Bermuda to be held]

PROPOSAL #4.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase its own shares during the relevant
period, on the Stock Exchange of Hong Kong Limited
[the Stock Exchange] or any other stock exchange on
which the shares of the Company may be listed and
which is recognized by the Securities and Futures
Commission of Hong Kong and the Stock Exchange for
this purpose [Recognized Stock Exchange], subject to
and in accordance with all applicable Laws and
regulations of Bermuda, Bye-Laws of the Company and
the requirements of the Rules governing Listing of
Securities on the Stock exchange or any other
recognized stock exchange as amended from time to
time, not exceeding 10% of the aggregate nominal
amount of the share capital of the Company in issue
as at the date of passing of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Bye-Laws of the Company or any

PROPOSAL #4.C: Approve, subject to the passing of                          ISSUER          YES        AGAINST           AGAINST
Resolutions 4A and 4B the aggregate nominal amount of
 share capital of the Company which are to be
purchased by the Company pursuant to the authority
granted to the Directors as mentioned in Resolution
4B shall be added to the aggregate nominal amount of
share capital of the Company that may be allotted or
agreed conditionally or unconditionally to be
allotted by the Directors of the Company pursuant to
Resolution 4A, provided that the amount of share
capital repurchased by the Company shall not exceed
10% of the total nominal amount of the issued share
capital of the Company in issue as at the date of
passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRIT INS HLDGS PLC
  TICKER:                N/A             CUSIP:     G1511R111
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the Auditors and the audited accounts of the
Company for the YE 31 DEC 2008

PROPOSAL #2.: Receive the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 7.5p per                         ISSUER          YES          FOR               FOR
ordinary share for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Dane Douetil as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.: Re-elect Mr. Joe MacHale as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-elect Mr. Cees Schrauwers as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-appoint Ernst & Young LLP, Chartered                      ISSUER          YES          FOR               FOR
 Accountants and registered Auditor as the Auditor of
 the Company to hold office from the conclusion of
this meeting until the conclusion of the next general
 meeting at which accounts are laid before the Company

PROPOSAL #8.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
remuneration of the Auditor

PROPOSAL #9.: Approve that in substitution for all                         ISSUER          YES          FOR               FOR
existing authorities, the authority and power
conferred on the Directors by Article 12 of the
Articles of Association of the Company [authority to
allot shares] be renewed and that the Directors of
the Company authorized pursuant to Section 80 of the
Companies Act 1985 to allot relevant securities of
the Company up to a maximum aggregate nominal amount
of GBP 78,000,000; [Authority expires the earlier of
the conclusion of the AGM of the Company to be held
in 2010 or 12 AUG 2010]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.10: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 9, and in substitution for
all existing unexercised authorities, pursuant to
Section 95 of the Companies Act 1985, to allot equity
 securities [as specified in Sections 94(2) to 94(3A)
 of the Companies Act 1985] for cash pursuant to the
authority conferred by Resolution 9 as if Section
89(1) of the Companies Act 1985 did not apply to any
such allotment, provided that this power shall be
limited to : a) the allotment of equity securities in
 connection any invitation made to holders of
ordinary shares of 75p each in the capital of the
Company [Ordinary Shares] and holders of other
securities to the extent expressly required or
permitted by the rights attached thereto from time to
 time to subscribe by way of rights, open offer or
otherwise where the equity securities attributable to
 the interests of all the holders of such Ordinary
Shares and other securities are proportionate to the
number of Ordinary Shares and other securities held
by them subject to such exclusions or other
arrangements as the Directors may deem necessary or
expedient to deal with fractional entitlements or
legal, regulatory or practical problems under the
laws of , or the requirements of, any regulatory body
 or any Stock Exchange or otherwise in any territory;
 and b) up to an aggregate nominal amount of GBP
11,500,000; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 12 AUG
2010]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Section 166 of the Companies Act 1985, to make market
 purchases [within the meaning of Section 163(3) of
the Companies Act 1985] on the London Stock Exchange
of up to an aggregate of 31,000,000 ordinary shares,
and may hold such shares as treasury shares, provided
 that: a) the minimum price which may be paid for
each ordinary share is not less than 75p; b) the
maximum price which may be paid for each ordinary
share shall not be more than the higher of: i) 105%
of the average of the middle market values of an
ordinary share [as derived from the Daily Official
List of the London Stock Exchange] for the 5 business
 days immediately preceding the date on which the
purchase is made; and ii) that stipulated by Article
5(1) of the buyback and stabilization regulation [EC
2273/2003]; and [Authority expires the earlier of the
 conclusion of the next AGM of the Company or 12 AUG
2010]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.12: Approve that the general meetings                          ISSUER          YES          FOR               FOR
[other than any AGM] of the Company may be called on
not less than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRMALLS PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P1908S102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR
relating to the FYE 31 DEC 2008

PROPOSAL #2.: Approve the destination of the YE                            ISSUER          YES          FOR               FOR
results of 2008

PROPOSAL #3.: Approve to set the total annual                              ISSUER          YES        AGAINST           AGAINST
remuneration for the Members of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRMALLS PARTICIPACOES S A
  TICKER:                N/A             CUSIP:     P1908S102
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Company's Corporate ByLaws                         ISSUER          YES          FOR               FOR
aiming at adapting Article 19, Paragraph 1, so that
the Executive Committee be made up of at least 3, and
 at the most, 7 Executive Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BRUNEL INTERNATIONAL NV
  TICKER:                N/A             CUSIP:     N1677J103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the report of the Executive                          ISSUER          NO           N/A               N/A
Board for the year 2008

PROPOSAL #3.: Adopt the financial statements for the                       ISSUER          YES          FOR               FOR
year 2008

PROPOSAL #4.: Approve and grant discharge to the                           ISSUER          YES          FOR               FOR
Managing the Board policy 2008

PROPOSAL #5.: Approve and grant discharge to the                           ISSUER          YES          FOR               FOR
Supervisory Board policy 2008

PROPOSAL #6.: Reservation and dividend policy                              ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve to determine the profit,                             ISSUER          YES          FOR               FOR
appropiation of the dividend

PROPOSAL #8.A: Approve the extension authority to                          ISSUER          YES          FOR               FOR
issue shares to Management Board

PROPOSAL #8.B: Appoint the Managing Board as the                           ISSUER          YES          FOR               FOR
corporate organ authorized to restrict or preclude
the pre-emptive right with the issuance of new shares

PROPOSAL #9.: Authorize the Board of Management to                         ISSUER          YES        AGAINST           AGAINST
acquire own shares

PROPOSAL #10.: Amend the Articles of the Association                       ISSUER          YES          FOR               FOR
and appoint Mr. J.A. Van Barneveld

PROPOSAL #11.: Re-appoint the Commissioner                                 ISSUER          YES          FOR               FOR

PROPOSAL #12.: Re-appoint the External Auditor                             ISSUER          YES          FOR               FOR

PROPOSAL #13.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #14.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUCHER INDUSTRIES AG, NIEDERWENINGEN
  TICKER:                N/A             CUSIP:     H10914176
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the accounts                      ISSUER          YES          FOR               FOR
 of the Group and the annual accounts 2008

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #4.: Re-elect the Members of the Board of                         ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #5.: Elect the Auditors                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BUCHER INDUSTRIES AG, NIEDERWENINGEN
  TICKER:                N/A             CUSIP:     H10914176
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and                                ISSUER          YES          FOR               FOR
consolidated and statutory financial statements for
2008

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors for the 2008 FY

PROPOSAL #3.: Approve that the retained earnings of                        ISSUER          YES          FOR               FOR
CHF 160,484,653 be appropriated as follows: CHF 4.50
per dividend-bearing share-CHF 46,309,050; transfer
to distributable reserve-CHF 61,000,000; balance to
be carried forward-CHF 53,175,603; total-CHF
160,484,653; the dividend will be paid from 21 APR
2009, 35% withholding tax will be deducted

PROPOSAL #4.a: Re-elect Mr. Claude R. Cornaz as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors for another three-
year term of office

PROPOSAL #4.b: Re-elect Mr. Kurt E. Siegenthaler as a                      ISSUER          YES        AGAINST           AGAINST
 Member of the Board of Directors for another three-
year term of office

PROPOSAL #4.c: Re-elect Mr. Heinrich Spoerry as a                          ISSUER          YES          FOR               FOR
Member of the Board of Directors for another three-
year term of office

PROPOSAL #5.: Elect PricewaterhouseCoopers AG, Zurich                      ISSUER          YES          FOR               FOR
 as the Statutory Auditors for the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BULL SA, CLAYES SOUS BOIS
  TICKER:                N/A             CUSIP:     F5895B254
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, the consolidated
financial statements for the FYE 31 DEC 2008, in the
form presented to the meeting and showing net profits
 [Group Share] of 5,641,000.00

PROPOSAL #O.2: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, the Company's financial
statements for the YE 31 DEC 2008, as presented and
showing net book profits of EUR 6,495,229.80

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income of
the FY of EUR 6,495,229.80, be appropriated as
follows: to the legal reserve: EUR 2.50 the balance
i.e., EUR 6,495,227.30 to the retained earnings
account, following this appropriation, the retained
earning account amounting to EUR 24,635,906.89 will
show a new balance of EUR 31,131,134.19; in
accordance with the regulations in force, the
shareholders' meeting recalls that no dividend was
paid for the financial years ended 31 DEC 2005, 2006

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements Governed by the Article L.
225-38 of the French Commercial Code, said report and
 the agreements referred to therein

PROPOSAL #O.5: Ratify the appointment of Mr. Makoto                        ISSUER          YES          FOR               FOR
Tsuka Koshi as a Director, to replace Mr. Kazuhiko
Kobayashi, for the remainder of Mr. Kazuhiko
Kobayashi's term of office, i.e., until the
shareholders' meeting called in 2010 to approve the
financial statements for FYE 31 DEC 2009

PROPOSAL #O.6: Ratify the co-optation of Mr. Jean                          ISSUER          YES          FOR               FOR
Francois Rambicur as a Director, to replace Mr. Andre
 Fleix, for the remainder of Mr. Andre Fleix's term
of office, i.e., until the shareholders' meeting
called in 2009 to approve the financial statements
for FYE 31 DEC 2008

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Jean-Francois Rambicur as a Director for a 3-year
 period

PROPOSAL #O.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the Stock market,
subject to the conditions described below: maximum
purchase price: EUR 4.00, maximum number of shares to
 be acquired: 10% of the share capital, i.e.,
96,786,647 shares of a par value of EUR 0.10;
[Authority is given for 18-month period] it
supersedes the authorization granted by the Combined
shareholders' meeting of 14 MAY 2008 in its
Resolution 8; the shareholders' meeting delegates all
 powers to the Board of Directors to take all
necessary measures and accomplish all necessary

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase, by way of a public offering, on one or more
 occasions, in France or abroad, the share capital by
 issuance, with cancellation of the preferential
subscription rights and with the shareholders'
priority delay maintained, of shares and securities
giving access to the Company's shares or giving right
 to the allocation of debt securities; the maximal
nominal amount of capital increase to be carried out
under this delegation of authority shall not exceed
EUR 3,200,000.00; the nominal amount of bonds and
debt securities issued shall not exceed EUR
60,000,000.00; [Authority is given for 18-month
period] the shareholders' meeting delegates all
powers to the Board of Directors to take all
necessary measures and accomplish all necessary

PROPOSAL #E.10: Approve, that the overall nominal                          ISSUER          YES          FOR               FOR
amount pertaining to the capital increases to be
carried out with the use of the delegation given by
Resolutions 9 and 11 of the shareholders' meeting of
14 MAY 2008 and 2009 of the present shareholders'
meeting, shall not exceed EUR 5,000,000.00; the
issues of bonds and debt securities to be carried out
 with the use of the delegations given by Resolutions
 9 of the shareholders' meeting of 14 MAY 2008 and
2009 of the present shareholders' meeting shall not
exceed EUR 60,000,000.00; [authority is given for 18-
month period]; it supersedes the authorization
granted by the shareholders' meeting of 14 MAY 2008
in its Resolution 12

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 in favor of employees who are the Members of a
Company Saving Plan of a nominal amount that shall
not exceed 2% of the share capital; the shareholders'
 meeting decides to cancel the shareholders'
preferential subscription rights in favor of the
beneficiaries motioned above; [Authority is given
for18-month period]; it supersedes the delegation
granted by the shareholders' meeting 14 MAY 2008 in
its Resolution 13; to take all necessary formalities

PROPOSAL #E.12: Approve to delete the Article 14 of                        ISSUER          YES        AGAINST           AGAINST
the Bylaws, related to the Directors' shares and to
renumber the following Articles

PROPOSAL #E.13: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BURE EQUITY AB, GOTEBORG
  TICKER:                N/A             CUSIP:     W72479103
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Patrik Tigerschiold as                       ISSUER          NO           N/A               N/A
the Chairman of the AGM

PROPOSAL #3.: Approve the voting list                                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the Agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect one or two persons to check and                        ISSUER          NO           N/A               N/A
sign the minutes

PROPOSAL #6.: Determination as to whether the AGM has                      ISSUER          NO           N/A               N/A
 been duly convened

PROPOSAL #7.: Address by the President                                     ISSUER          NO           N/A               N/A

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the audit report as well as the consolidated
financial statements and the audit report for the

PROPOSAL #9.A: Adopt the profit and loss account and                       ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated profit and
loss account and consolidated balance sheet

PROPOSAL #9.B: Approve that no dividend be paid for                        ISSUER          YES          FOR               FOR
the FY 2008

PROPOSAL #9.C: Grant discharge from liability to the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Managing
Director

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members at 5

PROPOSAL #11.: Approve the remuneration of the Board                       ISSUER          YES          FOR               FOR
Members, who are not receiving a salary from the
Company shall remain SEK 160,000 per year and shall
remain SEK 350,000 per year to the Chairman

PROPOSAL #12.: Re-elect Mr. Patrik Tigerschiold as                         ISSUER          YES          FOR               FOR
the Chairman and Messrs. Bjorn Bjornsson, Kjell
Duveblad, Hakan Larsson and Ann-Sofi Lodin as the

PROPOSAL #13.: Approve to pay the remuneration to the                      ISSUER          YES          FOR               FOR
 Auditors according to the approved account

PROPOSAL #14.: Amend Section 9 of the Articles of                          ISSUER          YES          FOR               FOR
Association as specified

PROPOSAL #15.: Approve the principles for                                  ISSUER          YES          FOR               FOR
remuneration and other terms of employment for senior
 executives as sepcified

PROPOSAL #16.: Authorize the Board on one or several                       ISSUER          YES          FOR               FOR
occasions before the next AGM, to repurchase a
maximum number of shares whereby Bures holding of
treasury shares at no time exceeds 10 % of all
registered shares in the company and provided that
there is still full coverage for the companys
restricted equity following the repurchase, the
repurchase of shares shall be transacted on the
NASDAQ OMX Stockholm Exchange in compliance with the
applicable laws and generally accepted practices in
the stock market at any given time, furthermore, the
proposal would authorise the Board, during the period
 until the end of the next AGM, to resell the total
number of treasury shares held by Bure at any given
time, the resale of shares shall be transacted on the
 NASDAQ OMX Stockholm Exchange or otherwise with
exclusion of the shareholders pre-emptive rights, A
resale shall be carried out in compliance with the
applicable laws and generally accepted practice in
the stock market at any given time, the motive for
the Boards proposal is to enable the Board to adapt
the capital structure to the companys needs and
thereby contribute to increased shareholder value,
and to provide opportunity to use the shares as
consideration in connection with future acquisitions

PROPOSAL #17.: Approve the Share Option and Warrant                        ISSUER          YES          FOR               FOR
Programmes in the subsidiary AB Scandinavian Retail
Center as specified

PROPOSAL #18.: Other Business                                              ISSUER          NO           N/A               N/A

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BW OFFSHORE LTD
  TICKER:                N/A             CUSIP:     G1190N100
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive, if available, the financial                         ISSUER          YES          FOR               FOR
statements of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve to determine the number of the                       ISSUER          YES        AGAINST           AGAINST
Directors for the forthcoming year and elect Messrs.
Helmut Sohmen, Christophe Pettenati- Auziere, Andreas
 Sohmen-Pao, Kathie Child-Villiers, David Gairns,
Rene Huck and Michael Smyth as Alternate Director to
Dr. Helmut Sohmen and Mr. Andreas Sohmen-Pao

PROPOSAL #3.: Approve the fees payable to the                              ISSUER          YES          FOR               FOR
Directors at the annual rate of USD 41.000, plus an
additional USD 8.000 per annum for Audit Committee
Members, USD 12.000 for the Chairman of the Audit
Committee and USD 10.000 for the Chairman of the
Compensation Committee

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor for the forthcoming year

PROPOSAL #5.: Approve the share premium account of                         ISSUER          YES          FOR               FOR
the Company by transferring USD 525.8 million to the
contributed surplus account, with an effective date
of 15 MAY 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BWIN INTERACTIVE ENTERTAINMENT AG, WIEN
  TICKER:                N/A             CUSIP:     A1156L102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual statement of                              ISSUER          NO           N/A               N/A
accounts for Company and Corporate Group Incl report
of Board of Directors and the Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Board of Directors

PROPOSAL #4.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #5.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.: Elect the Auditor and Group Auditor                          ISSUER          NO           N/A               N/A

PROPOSAL #7.: Re-elect Dr. Georg Riedl as a                                ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #8.A: Approve the cancellation of resolution                      ISSUER          NO           N/A               N/A
 on adopted conditional capital of the Company passed
 in the meeting held on 21 MAY 08 and new resolution
on conditional capital of the Company to empower the
company to increase the equity capital of the Company
 by up to EUR 3,270,000 by issuing up to 3,270,000
common bearer shares for the purpose of Serving Stock
 Options of employees, managers or Members of the
Board of Director of the Company or of an affiliated
Company new shares shall be entitled for dividend the
 same way as already issued shares Supervisory Board
shall be empowered to decide upon alterations of the
Articles resulting from this issuance

PROPOSAL #8.B: Amend the Articles Paragraph V) 6)                          ISSUER          NO           N/A               N/A

PROPOSAL #9.: Amend the Articles Paragraph XIX                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BWT AG, MONDSEE
  TICKER:                N/A             CUSIP:     A1141J105
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual statement of                              ISSUER          NO           N/A               N/A
accounts for Company and Corporate Group INCL report
of Supervisory Board for FY 2008

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Board of Directors for 2008

PROPOSAL #4.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Supervisory Board for 2008

PROPOSAL #5.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.: Elect the Balance sheet Auditor for the                      ISSUER          NO           N/A               N/A
 FY 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BYD ELECTRONIC (INTERNATIONAL) CO LTD
  TICKER:                N/A             CUSIP:     Y1045N107
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
the reports of the Directors and Auditors for the YE
31 DEC 2008

PROPOSAL #2.: Re-elect Mr. Chan Yuk-tong as a                              ISSUER          YES          FOR               FOR
Director of the Company and authorize the Board of
Directors to fix his remuneration

PROPOSAL #3.: Re-elect Mr. Liang Ping as a Director                        ISSUER          YES          FOR               FOR
of the Company and authorize the Board of Directors
to fix his remuneration

PROPOSAL #4.: Re-elect Mr. Antony Francis Mampilly as                      ISSUER          YES          FOR               FOR
 a Director of the Company and authorize the Board of
 Directors to fix his remuneration

PROPOSAL #5.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors of the Company to fix their
remuneration

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to the approval of the shareholders of BYD
Company Limited ['BYD'] at the AGM of BYD which will
be held on 05 JUN 2009 and subject to following
provisions of this resolution, pursuant to the Rules
Governing the Listing of Securities [the Listing
Rules] on the Stock Exchange of Hong Kong Limited
[the Stock Exchange]; to allot, issue and deal with
additional shares in the capital of the Company and
to make or grant offers, agreements and options
[including bonds, notes, warrants, debentures and
securities convertible into shares of the Company]
which would or might require the exercise of such
powers during and after the relevant period, not
exceeding 20% of the aggregate nominal amount of the
issued share capital of the Company, otherwise than
pursuant to: i) a Rights Issue [as hereinafter
defined]; ii) the exercise of rights of subscription
or conversion under the terms of any existing
warrants, bonds, notes, debentures or other
securities issued securities issued by the Company
which carry rights to subscribe for or are
convertible into shares of the Company; iii) an issue
 of shares under any option scheme or similar
arrangement for the time being adopted for the grant
or issue to the employees of the Company and/or any
of its subsidiaries or any other eligible person(s)
of shares or right to acquire shares of the Company,
or ; iv) an issue of shares as scrip dividend
pursuant to the articles of association of the
Company, from time to time ; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of association of the Company or any

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to repurchase shares in the capital of the Company,
during the relevant period on The Stock Exchange of
Hong Kong Limited [the Stock Exchange] or on any
other exchange on which the securities of the Company
 may be listed and recognized by the Securities and
Futures Commission of Hong Kong and the Stock
Exchange for this purpose, subject to and in
accordance with all applicable laws, rules and
regulations and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange of Hong Kong Limited or of any other Stock
Exchange, not exceed 10%of the aggregate nominal
amount of the issued share capital of the Company in
issue as at the date of the passing of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by any applicable laws or

PROPOSAL #8.: Approve, subject to the passing of the                       ISSUER          YES        AGAINST           AGAINST
resolutions 6 and 7 as set out in the notice
convening this meeting, to extend the general mandate
 granted to the Directors of the Company to allot,
issue and deal with additional shares or the Company
pursuant to resolution 6 set out in this notice by
the addition to it of an amount representing the
aggregate nominal amount of the shares in the capital
 of the Company repurchased by the Company under the
authority granted in accordance with resolution 7 set
 out in this notice, provided that such extended
amount shall not exceed 10% of the aggregate nominal
amount of the share capital of the Company in issue
as at the date of the passing of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                BYD ELECTRONIC (INTERNATIONAL) CO LTD
  TICKER:                N/A             CUSIP:     Y1045N107
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the acquisition of                       ISSUER          YES          FOR               FOR
the handset charger business by BYD [Huizhou]
Electronic Company Limited as specified [Huizhou
Electronic] from BYD [Huizhou] Company Limited as
specified [BYD Huizhou] pursuant to an agreement
dated 29 APR 2009 made between BYD Huizhou as seller
and Huizhou Electronic as purchaser at a
consideration of RMB 51,053,694 [the Transfer
Agreement] [as specified] and all transactions
contemplated thereunder as more particularly
described in the circular of the Company dated 20 MAY
 2009 [as specified] and authorize any 1 Director of
the Company or any other person authorize the Board
of Directors of the Company from time to time to take
 any action or sign any document [and where required,
 any 2 Directors or any 1 Director and the Company
Secretary of the Company to sign and affix the common
 seal of the Company onto such document] for and on
behalf of the Company as he or she may deem
appropriate, desirable or expedient in connection
with the Transfer Agreement and all transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CA-IMMOBILIEN-ANLAGEN AG
  TICKER:                N/A             CUSIP:     A1144Q155
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited and approved annual                      ISSUER          NO           N/A               N/A
 financial statements 2008 together with the
financial report and presentation of the consolidated
 financial statements 2008 according to IFRS together
 with the consolidated financial report as well as
the Corporate Governance report, the report of Board
of Directors and Supervisory Board

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors and Supervisory Board for the FY 2008

PROPOSAL #3.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #4.: Elect the Auditor and the Group Auditor                      ISSUER          NO           N/A               N/A
 for the FY 2009

PROPOSAL #5.: Elect 2 new Members to the Supervisory                       ISSUER          NO           N/A               N/A
Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAMPOFRIO ALIMENTACION SA
  TICKER:                N/A             CUSIP:     E31312130
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Management report of the Company and the consolidated
 group, proposal of application the 2008 result and
Constitution of a reserve found

PROPOSAL #2.: Approve the Board Management                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.: Authorize the Board to issue bonds,                          ISSUER          YES        AGAINST           AGAINST
promissory notes and other fixed income securities

PROPOSAL #4.: Grant authority to the acquisition of                        ISSUER          YES          FOR               FOR
own shares

PROPOSAL #5.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #6.: Authorize the Board to give options                          ISSUER          YES          FOR               FOR
over shares inside the Incentive Plan of the Directors

PROPOSAL #7.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the delegation to the Board to                       ISSUER          YES          FOR               FOR
public the minutes and for the application of the
agreements

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANACCORD CAP INC
  TICKER:                N/A             CUSIP:     134801109
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Messrs. Peter M. Brown, Massimo                        ISSUER          YES        AGAINST           AGAINST
C. Carello, William J. Eeuwes, Michael D. Harris,
Timothy J. D. Hoare, Terry A. Lyons, Mark G. Maybank,
 Paul D. Reynolds, Michael A. Walker and John B.
Zaozirny as the Directors for the coming year

PROPOSAL #2.: Appoint Ernst & Young LLP, Chartered                         ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Company for the
ensuing year and authorize the Directors to fix their
 remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CANADIAN APT PPTYS REAL ESTATE INVT TR
  TICKER:                N/A             CUSIP:     134921105
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Robert D. Brown as trustee                        ISSUER          YES          FOR               FOR
of the Trust

PROPOSAL #1.2: Elect Mr. Dino Chiesa as trustee of                         ISSUER          YES          FOR               FOR
the Trust

PROPOSAL #1.3: Elect Mr. Paul Harris as trustee of                         ISSUER          YES          FOR               FOR
the Trust

PROPOSAL #1.4: Elect Mr. Edwin F. Hawken as trustee                        ISSUER          YES          FOR               FOR
of the Trust

PROPOSAL #1.5: Elect Mr. Marvin A. Sadowski as                             ISSUER          YES          FOR               FOR
trustee of the Trust

PROPOSAL #1.6: Elect Mr. Thomas Schwartz as trustee                        ISSUER          YES          FOR               FOR
of the Trust

PROPOSAL #1.7: Elect Mr. Michael Stein as trustee of                       ISSUER          YES          FOR               FOR
the Trust

PROPOSAL #1.8: Elect Mr. Stanley Swartzman as trustee                      ISSUER          YES          FOR               FOR
 of the Trust

PROPOSAL #1.9: Elect Mr. David Williams as trustee of                      ISSUER          YES          FOR               FOR
 the Trust

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor of the Canadian Apartment Properties
REIT and authorize the trustees to fix the
remuneration to be paid to the Auditor

PROPOSAL #3.: Authorize the trustees of Canadian                           ISSUER          YES          FOR               FOR
Apartment Properties REIT to make certain amendments
to Canadian Apartment Properties REIT's declaration
of Trust and authorize amendments to Canadian
Apartment Properties REIT's declaration of Trust as
specified Schedule B

PROPOSAL #S.4: Amend Canadian Apartment Properties                         ISSUER          YES          FOR               FOR
REIT's declaration of Trust as specified in Schedule A

PROPOSAL #S.5: Amend Canadian Apartment Properties                         ISSUER          YES          FOR               FOR
REIT's declaration of Trust as specified in C

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARBONE LORRAINE, COURBEVOIE
  TICKER:                N/A             CUSIP:     F13755115
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the accounts                                        ISSUER          YES          FOR               FOR

PROPOSAL #O.2: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.3: Approve the distribution of the                             ISSUER          YES          FOR               FOR
Company's profits

PROPOSAL #O.4: Approve the option for the dividend                         ISSUER          YES          FOR               FOR
payment in shares

PROPOSAL #O.5: Approve the report of the Statutory                         ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #O.6: Grant powers                                                ISSUER          YES          FOR               FOR

PROPOSAL #E.7: Approve the modifications in the                            ISSUER          YES          FOR               FOR
administration and management mode of the Company:
establishment of a Supervisory Board and an Executive
 Board

PROPOSAL #E.8: Approve the modification of the                             ISSUER          YES        AGAINST           AGAINST
Company's Statutes

PROPOSAL #E.9: Approve the repetition, for the                             ISSUER          YES          FOR               FOR
benefit of the Executive Board, of the authorizations
 and delegations of authority and powers granted to
the Board of Directors by the Ordinary and
Extraordinary General Assembly of shareholders of 24
MAY 2007 and 12 DEC 2008, in force today

PROPOSAL #E.10: Authorize the Executive Board to                           ISSUER          YES          FOR               FOR
decide on capital increases, either by issuing shares
 and or warrants, giving access immediately and/or
ultimately to the Company's capital, with maintenance
 of preferential subscription rights, either by
incorporation of premiums, reserves, profits;
[Resolution approved by the Board of Directors on 23
APR 2009]

PROPOSAL #E.11: Approve the capital increase reserved                      ISSUER          YES          FOR               FOR
 for employees who are members of a Group Savings
Plan; [Resolution approved by the Board of Directors
on 23 APR 2009]

PROPOSAL #O.12: Appoint Mr. Yann Chareton as a                             ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.13: Appoint Mr. Herve Couffin as a                             ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.14: Appoint Mr. Dominique Gaillard as a                        ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.15: Appoint Mr. Jean-Paul Jacamon as a                         ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.16: Appoint Mr. Jean-Claude Karpeles as a                      ISSUER          YES          FOR               FOR
 Supervisory Member

PROPOSAL #O.17: Appoint Ms. Agnes Lemarchand as a                          ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.18: Appoint Mr. Henri-Dominique Petit as                       ISSUER          YES          FOR               FOR
a Supervisory Member

PROPOSAL #O.19: Appoint Mr. Walter Pizzaferri as a                         ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.20: Appoint Mr. Philippe Rollier as a                          ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.21: Appoint Mr. Marc Speeckaert as a                           ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.22: Approve the attendance allowances                          ISSUER          YES          FOR               FOR
allocated to the Supervisory Members

PROPOSAL #O.23: Approve the purchase of Carbone                            ISSUER          YES          FOR               FOR
Lorraine shares

PROPOSAL #O.24: Grant powers for formalities                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARDIOME PHARMA CORP
  TICKER:                N/A             CUSIP:     14159U202
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Robert W. Rieder as a                             ISSUER          YES          FOR               FOR
Director of the Corporation to hold office until
their successors are elected at the next annual
meeting of the Corporation

PROPOSAL #1.2: Elect Mr. Jackie M. Clegg as a                              ISSUER          YES          FOR               FOR
Director of the Corporation to hold office until
their successors are elected at the next annual
meeting of the Corporation

PROPOSAL #1.3: Elect Mr. Peter W. Roberts as a                             ISSUER          YES          FOR               FOR
Director of the Corporation to hold office until
their successors are elected at the next annual
meeting of the Corporation

PROPOSAL #1.4: Elect Mr. Harold H. Shlevin as a                            ISSUER          YES          FOR               FOR
Director of the Corporation to hold office until
their successors are elected at the next annual
meeting of the Corporation

PROPOSAL #1.5: Elect Mr. Richard M. Glickman as a                          ISSUER          YES          FOR               FOR
Director of the Corporation to hold office until
their successors are elected at the next annual
meeting of the Corporation

PROPOSAL #1.6: Elect Mr. Douglas G. Janzen as a                            ISSUER          YES          FOR               FOR
Director of the Corporation to hold office until
their successors are elected at the next annual
meeting of the Corporation

PROPOSAL #1.7: Elect Mr. William L. Hunter as a                            ISSUER          YES          FOR               FOR
Director of the Corporation to hold office until
their successors are elected at the next annual
meeting of the Corporation

PROPOSAL #2.: Appoint KPMG LLP as Auditors of the                          ISSUER          YES          FOR               FOR
Corporation for the ensuing year and authorize the
Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CAREER TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y11058107
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #1.3: The status of convertible bonds                             ISSUER          NO           N/A               N/A

PROPOSAL #1.4: The indirect investment in People's                         ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #1.5: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #1.6: The revision for the rules of the                           ISSUER          NO           N/A               N/A
Board meeting

PROPOSAL #2.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #2.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
[no dividend distribution]

PROPOSAL #2.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #2.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #2.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #3.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARILLION PLC, WOLVERHAMPTON
  TICKER:                N/A             CUSIP:     G1900N101
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the YE 31 DEC                       ISSUER          YES          FOR               FOR
2008 together with the Directors' and the Auditors'
reports

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31DEC 2008

PROPOSAL #3.: Re-elect Mr. David Ossian Maloney as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-elect Ms. Vanda Murray as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditor of the Company, to hold office until the
conclusion of the next general meeting at which
accounts are laid before the Company

PROPOSAL #6.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of KMPG Audit Plc as the Auditor for
 the period of appointment

PROPOSAL #7.: Declare a final dividend of 8.9 pence                        ISSUER          YES          FOR               FOR
per share on the ordinary shares

PROPOSAL #8.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company to GBP 350,000,000 by
the creation of 175,000,000 additional ordinary
shares of 50 pence each

PROPOSAL #9.: Authorize the Board to allot relevant                        ISSUER          YES          FOR               FOR
securities [as defined in the Companies Act 1985]: up
 to a nominal amount of GBP 65,952,362; and
comprising equity securities [as defined in the
Companies Act 1985] up to a nominal amount of GBP
131,904,725 [after deducting from such limit any
relevant securities allotted this resolution] in
connection with an offer by way of a rights issue: i)
 to ordinary shareholders in proportion [as nearly as
 may be practicable] to their existing holdings; and
ii) to holders of other equity securities as required
 by the rights of those securities or as the Board
otherwise considers necessary, but so that the Board
may impose any limits or restrictions and make any
arrangements which it considers necessary or
appropriate to deal with treasury shares, fractional
entitlements, record dates and any legal, regulatory
or practical problems in, or under the laws of, any
territory or any other matter; [Authority expires at
the earlier of the conclusion of the next AGM or
until the close of business on 23 JUN 2010] the
Company may make offers and enter into agreements
during the relevant period which would, or might,
require relevant securities to be allotted after the
authority ends and the Board may allot relevant
securities under any such offer or agreement as if

PROPOSAL #10.: Authorize the Company, and each                             ISSUER          YES          FOR               FOR
Company which is or becomes its subsidiary during the
 period to which this resolution relates, in
accordance with Section 366 and Section 367 of the
Companies Act 2006 [the Act], during the period
commencing on the date of this AGM and ending on the
earlier of 31 MAY 2010 and the date of the Company's
next AGM to: make political donations to political
parties not exceeding GBP 100,000 in total; make
political donations to political organizations other
than political parties not exceeding GBP 100,000 in
total; and/or incur political expenditure not
exceeding GBP 100,000 in total, but such that the
total aggregate amount shall not in any case exceed
GBP 100,000, for the purposes of this resolution, the
 terms 'political donation', 'political parties',
'political organization' and 'political expenditure'
have the meanings given by Sections 363 to 365 of the

PROPOSAL #S.11: Authorize the Board, if Resolution 9                       ISSUER          YES          FOR               FOR
is passed, to allot equity securities [as defined in
the Companies Act 1985] for cash under the authority
given by that resolution and/or where the allotment
constitutes an allotment of equity securities by
virtue of Section 94(3A) of the Companies Act 1985,
free of the restriction in Section 89(1) of the
Companies Act 1985, such power to be limited: a) to
the allotment of equity securities in connection with
 an offer of equity securities [but, in the case of
the authority granted under the Resolution 9, by way
of a rights issue only]; i) to ordinary shareholders
in proportion [as nearly as may be practicable] to
their existing holdings; and ii) to holders of other
equity securities, as required by the rights of those
 securities or as the Board otherwise considers
necessary, but so that the Board may impose any
limits or restrictions and make any arrangements
which it considers necessary or appropriate to deal
with treasury shares, fractional entitlements, record
 dates, and any legal, regulatory or practical
problems in, or under the laws of, any territory or
any other matter; and b) in the case of the authority
 granted under the Resolution 9, to the allotment
[otherwise than under this resolution] of equity
securities up to a nominal amount GBP 9,892,854
[Authority expires at the earlier of the conclusion
of the next AGM or until the close of business on 23
JUN 2010] but during this period the Company may make
 offers, and enter into agreements, which would, or
might, require equity securities to be allotted after
 the power ends and the Board may allot equity
securities under any such offer or agreement as if

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [within the meaning of Section 163(3) of
the Companies Act 1985 or, after 01 OCT 2009, Section
 693(4) of the Companies Act 2006] of ordinary shares
 of 50 pence each in the capital of the Company
[Ordinary Shares] provided that: the maximum number
of Ordinary Shares authorized to be acquired is
39,571,417; the minimum price which may be paid for
each Ordinary Share is 50 pence [exclusive of
expenses]; the maximum price (exclusive of expenses)
which may be paid for each Ordinary Share is, in
respect of a share contracted to be purchased on any
day, an amount equal to the higher of 105 % of the
average of the middle market quotations for the
Ordinary Shares taken from the Daily Official List of
 the London Stock Exchange for the 5 business days
before the purchase is made; and the higher of the
last independent trade and the highest current
independent bid on the London Stock Exchange Official
 List at the time the purchase is carried out;
[authority expire at the conclusion of the next AGM
of the Company hled after the date on which this
resolution is passed or, if earlier, 15 months after
that date] and the Company may make a contract of
purchase for Ordinary Shares under this authority
before this authority expires which will or may be
executed wholly or partly after its expiration

PROPOSAL #S.13: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CARL ZEISS MEDITEC AG
  TICKER:                N/A             CUSIP:     D14895102
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007/2008 FY
with the report of the Supervisory Board, the Group
financial statements, the group annual report, and
the reports pursuant to Sections 289[4] and 315[4] of
 the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 32,757,080.02 as follows:
payment of a dividend of EUR 0.18 per no-par share
EUR 18,121,350.22 shall be carried forward ex-
dividend and payable date: 20 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the                              ISSUER          NO           N/A               N/A
2008/2009 FY: Prof. Dr. Binder, Dr. Hillebrecht +
Partner GMBH, Stuttgart

PROPOSAL #6.: Appointment of Group Auditors for the                        ISSUER          NO           N/A               N/A
2008/2009 FY: KPMG AG, Stuttgart

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to EUR 8,130,000, at prices
not deviating more than 10% from the market price of
the shares, on or before 18 NOV 2010, the Board of
Managing Directors shall be authorize d to use the
shares in connection with mergers and acquisitions or
 as employee shares, and to retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CATLIN GROUP LTD
  TICKER:                N/A             CUSIP:     G196F1100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Receive the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #4.: Authorize the Board to establish the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #5.: Approve final dividend of 18 pence                           ISSUER          YES          FOR               FOR
[26.6 US Cents] per common share

PROPOSAL #6.: Re-elect Sir Graham Hearne as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Michael Crall as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. Jean Claude Damerval as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. Michael Harper as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #10.: Re-elect Mr. Michael Hepher as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #11.: Elect Mr. Nicholas Lyons as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #12.: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights
under a general  authority up to aggregate nominal
amount of USD 1,191,954 and an additional amount
pursuant to a rights issue of up to USD 1,191,954

PROPOSAL #13.: Approve, conditional upon the passing                       ISSUER          YES          FOR               FOR
of resolution 12, grant authority to issue of equity
or equity-linked securities without pre-emptive
rights up to aggregate nominal amount of USD 178,793

PROPOSAL #14.: Grant authority 35,758,615 common                           ISSUER          YES          FOR               FOR
shares for market purchase

PROPOSAL #15.: Adopt new Bye-Laws of the Company                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CEMENTIR HOLDING S.P.A.
  TICKER:                N/A             CUSIP:     T27468171
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, Board of Directors, Auditors and Audit Firm
 report, proposal of dividend distribution, any
adjournment thereof, consolidated financial statement
 at 31 DEC 2008 and reports, any adjournment thereof

PROPOSAL #2.: Appoint the Board of Directors for the                       ISSUER          NO           N/A               N/A
years 2009-2011, approve to determine of its
components and emoluments, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CEMENTOS PORTLAND VALDERRIVAS SA, PAMPLONA
  TICKER:                N/A             CUSIP:     E2801G106
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Management report of the Company and consolidated
group and the Management of the Board of Directors

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to determine the number of                           ISSUER          YES        AGAINST           AGAINST
Board Members and ratify the appointment and appoint
the Board Member

PROPOSAL #4.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares leaving without effect
the previous agreements approved in OGM of 28 MAY 2008

PROPOSAL #5.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the next 5 years to issue bonds, promissory notes and
 other fixed income securities or warrants,
convertible in shares of the Company and fix the
rules of the change

PROPOSAL #6.: Appoint the Auditors                                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the delegation of the faculties                      ISSUER          YES          FOR               FOR
 to the Board of Directors for the formalization,
rectification, registration and make public the
approved agreements

PROPOSAL #8.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTRAL REINSURANCE CO LTD, TAIPEI
  TICKER:                N/A             CUSIP:     Y1243B103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of investment in welfare                         ISSUER          NO           N/A               N/A

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.4: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CENTROTHERM PHOTOVOLTAICS AG, BLAUBEUREN
  TICKER:                N/A             CUSIP:     D1498H105
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report and the reports
pursuant to Sections 289[4] and 315[4] of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 14,473,303.60 as follows:
 EUR 14,473,303.60 shall be carried forward

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: Roeverbroenner KG, Berlin

PROPOSAL #6.: Authorization to acquire own shares,                         ISSUER          NO           N/A               N/A
the Company shall be authorized to acquire own shares
 of up to 10 % Of the share capital, at prices not
deviating more than 10% from the market price of the
shares, on or before 29 DEC 2010, the Board of
Managing Directors shall be authorized to dispose of
the shares in a manner other than the Stock Exchange
or a rights offering if they are sold at a price not
materially below their market price, to use the
shares for mergers and acquisitions or for satisfying
 conversion or option rights, and to retire the shares

PROPOSAL #7.: Resolution on the creation of                                ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association, the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 7,743,573 through the issue of new
bearer no-par shares against contributions in cash
and/or kind, on or before 29 JUN 2014 [authorized
capital II], shareholders, statutory subscription
rights may be excluded for residual amounts and for
the issue of shares in connection with mergers and

PROPOSAL #8.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
issue warrant or convertible bonds, the creation of
contingent capital, and the corresponding amendment
to the Articles of Association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to issue bearer bonds of up to
 EUR 250,000,000 conferring convertible or option
rights for shares of the Company, on or before 29 JUN
 2014, shareholders shall be granted subscription
rights except for residual amounts, for the granting
of such rights to holders of option or convertible
rights and for the issue of bonds conferring
convertible or option rights for shares of the
Company of up to 10% of the share capital at a price
not materially below their theoretical market value,
the Companys share capital shall be increased
accordingly by up to EUR 2,116,238 through the issue
of up to 2,116,238 new bearer no-par shares, insofar
as convertible or option rights are exercised

PROPOSAL #9.: Resolution on the remuneration for the                       ISSUER          NO           N/A               N/A
Supervisory Board as of the 2009 FY, each Member of
the Supervisory Board shall receive a fixed annual
remuneration of EUR 20,000 [the Chairman of the
Supervisory Board shall receive twice, and the Deputy
 Chairman one and a half times, this amount] and an
attendance fee of EUR 1,000 per Board Meeting

PROPOSAL #10.: Amendments to the Articles of                               ISSUER          NO           N/A               N/A
Association in accordance with the implementation of
the shareholders, rights act [ARUG]: a] Section 13,
in respect of the convocation of the shareholders
meeting being published in the electronic federal
gazette at least 36 days prior to the meeting; b]
Section 14, in respect of shareholders being entitled
 to participate and vote at the shareholders meeting
if they register with the Company by the sixth day
prior to the meeting and provide evidence of their
shareholding as per the statutory record date; c]
Section 15, in respect of the Board of Managing
Directors being authorized to allow the shareholders
to participate in and vote at the shareholders
meeting by way of electronic means of communication;
d] Section 16, in respect of proxy- voting
instructions being issued in written form unless

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CERMAQ ASA
  TICKER:                N/A             CUSIP:     R1536Z104
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board, including registration of the attending
 shareholders

PROPOSAL #2.: Elect a person to sign the minutes                           ISSUER          YES          FOR               FOR
together with the Chairman of the meeting

PROPOSAL #3.: Approve the notice of the meeting and                        ISSUER          YES          FOR               FOR
the proposed agenda

PROPOSAL #4.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Board's annual report for 2008, including the Group
accounts, Group contribution and allocation of the
annual results

PROPOSAL #5.: Approve the Board's statement as to                          ISSUER          YES          FOR               FOR
salaries and other remuneration of the Senior
Management

PROPOSAL #6.: Authorize the Board of Directors proxy,                      ISSUER          YES          FOR               FOR
 on behalf of the Company, to acquire own shares to a
 total nominal value of NOK 46,250,000, provided that
 the Company's total holding of own shares must not
at any time exceed 5% of the outstanding shares in
the Company; own shares may be acquired for the
purpose of implementing an option programme and a
share programme for all employees in the Cermaq
Group, in accordance with the adoption of such
programmes in the AGM in 2006; furthermore, own
shares can be acquired for the purpose of being used
as total or partial payment for acquisition of
enterprises; own shares can be acquired to maintain a
 standing reserve shareholding for the purposes
mentioned in this resolution; the lower price limit
for such share acquisition is NOK 10 and the higher
price limit is NOK 300; acquisition of own shares is
to be carried out on a stock exchange or using in
another way with reference to the stock exchange
price and in accordance with generally accepted
principles of fair treatment of the shareholders;
disposal of own shares is to be carried out in
fulfillment of the purposes for acquisition of own
shares as specified above, or on a stock exchange or
in another way with reference to the stock exchange
price and in accordance with generally accepted
principles of fair treatment of the shareholders;
this power of attorney is valid from the OGM on 20

PROPOSAL #7.: Approve the remuneration to the Auditor                      ISSUER          YES          FOR               FOR
 of NOK 862,000 for 2008

PROPOSAL #8.: Approve the remuneration to the                              ISSUER          YES          FOR               FOR
Directors of the Board and the Members of the
Election Committee

PROPOSAL #9.: Elect the new Directors of the Board                         ISSUER          YES          FOR               FOR

PROPOSAL #10.: Elect a new Member to the Election                          ISSUER          YES          FOR               FOR
Committee

PROPOSAL #11.a: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to disclose the
Company's social, environmental and economic
performance to the public by issuing annual
sustainability reports, sometimes known as a

PROPOSAL #11.b: PLEASE NOTE THAT THIS IS A                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: approve to establish a
committee or assign the Audit Committee to examine
the Company's Management of operations as they relate
 to disease management with special consideration
accorded to general environmental stewardship

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CERSANIT S.A., KRASNYSTAW
  TICKER:                N/A             CUSIP:     X1162X103
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman and preparation of                        ISSUER          NO           N/A               N/A
the attendance list

PROPOSAL #3.: Approve the correctness of calling                           ISSUER          NO           N/A               N/A
meeting and its ability to approve resolutions

PROPOSAL #4.: Approve the agenda acceptance                                ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the review of the Company                            ISSUER          NO           N/A               N/A
activity report and the financial Statement,
consolidated financial statement and capital group
activity report

PROPOSAL #6.: Approve to review the Supervisory Board                      ISSUER          NO           N/A               N/A
 activity report

PROPOSAL #7.I: Approve the Company activity report                         ISSUER          NO           N/A               N/A
and capital group activity report

PROPOSAL #7.II: Approve the financial statements                           ISSUER          NO           N/A               N/A

PROPOSAL #7.III: Approve the consolidated financial                        ISSUER          NO           N/A               N/A
statement

PROPOSAL #7.IV: Grant the Management Board duties                          ISSUER          NO           N/A               N/A
execution

PROPOSAL #7.V: Grant the Supervisory Board duties                          ISSUER          NO           N/A               N/A
execution

PROPOSAL #7.VI: Approve the profit distribution                            ISSUER          NO           N/A               N/A

PROPOSAL #7.VII: Elect the Members of the Supervisory                      ISSUER          NO           N/A               N/A
 Board

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #9.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHAMPION REAL ESTATE INVESTMENT TRUST
  TICKER:                N/A             CUSIP:     Y1292D109
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to purchase Units be given to                        ISSUER          YES          FOR               FOR
Eagle Asset Management [CP] Limited, as the manager
[the REIT Manager] of Champion Real Estate Investment
 Trust [Champion REIT], subject to the Circular to
Management Companies of SFC-authorized Real Estate
Investment Trusts issued on 31 JAN 2008 by the
Securities and Futures Commission of Hong Kong [the
SFC], and paragraph (b) below, the exercise by the
REIT Manager during the Relevant Period [as defined
in paragraph (c) below] of all powers of the REIT
Manager to purchase units [Units, each a Unit] in
Champion REIT on behalf of Champion REIT on The Stock
 Exchange of Hong Kong Limited, subject to and in
accordance with the Trust Deed [as may be amended and
 supplemented from time to time], the Code on Real
Estate Investment Trusts [the REIT Code], the
guidelines issued by the Securities and Futures
Commission of Hong Kong from time to time, applicable
 rules and regulations, and the laws of Hong Kong, be
 and the same, is hereby generally and
unconditionally; the aggregate number of Units which
may be purchased or agreed to be purchased by the
REIT Manager pursuant to the approval in paragraph
(a) above during the Relevant Period shall not exceed
 10% of the aggregate number of issued Units as at
the date of the passing of this resolution and the
authority pursuant to paragraph (a) of this
resolution shall be limited accordingly; [Authority
expires the earlier of the conclusion of the next AGM
 of the Unitholders or the expiration of the period
within which the meeting referred to in i) above is
required to be held under the Trust Deed, the REIT

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHARTER INTERNATIONAL PLC
  TICKER:                N/A             CUSIP:     G2110V107
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
and report, the Company's Group consolidated accounts
 and the Directors report for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Elect Mr. Lars Emilson as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #4.: Elect Mr. John Biles as a Director of                        ISSUER          YES          FOR               FOR
the Company

PROPOSAL #5.: Elect Mr. Robert Careless as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #6.: Elect Mr. James Deeley as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #7.: Elect Mr. Grey Denham as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #8.: Elect Mr. Michael Foster as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #9.: Elect Mr. John Neil as a Director of                         ISSUER          YES          FOR               FOR
the Company

PROPOSAL #10.: Elect Mr. Andrew Osborne as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #11.: Elect Mr. Manfred Wennemer as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #12.: Appoint PricewaterhouseCoopers LLP as                       ISSUER          YES          FOR               FOR
the Auditors of the Company

PROPOSAL #13.: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors of the Company

PROPOSAL #14.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Article 10 of the Articles of Association of the
Companies Act 1985, to allot relevant securities: i)
up to an aggregate nominal amount of GBP 1,112,671
[being 55,633,550 ordinary shares of 2 pence each in
the Company] and; b) up to an nominal amount of GBP
2,225,342 [being 111,267,100 ordinary shares of 2
pence each in the Company]; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Directors may allot
relevant securities in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.15: Approve to increase the authorized                         ISSUER          YES          FOR               FOR
share capital of the Company from GBP 4,600,000 to
GBP 6,000,000 by the creation of 70,000,000 ordinary
shares of 2 pence each ranking pan passu in all
respects with the existing ordinary shares of 2 pence
 each in the capital of the Company and that,
accordingly, Paragraph 4 of the Memorandum of
Association of the Company be delegated and replaced
with the following as a new Paragraph 4: the share
capital of the Company is GBP 6,000,000 dividend into
 300,000,000 ordinary shares with a par value of GBP
0.02 each

PROPOSAL #S.16: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for any existing authority, subject to
the passing of Resolution 14 and pursuant to Article
10 of the Articles of Association of the Companies
Act 1985, to allot equity securities pursuant to the
authority conferred by Resolution 14, disapplying the
 statutory pre-emption rights [Section 89(1)],
provided that this power is limited to the allotment
of equity securities: up to an aggregate nominal
amount of GBP 166,900 [being 8,345,033 ordinary
shares of 2 pence each in the Company]; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or 30 JUN 2010]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.17: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Article 57 of the Companies Law 1991, to make market
purchases of ordinary shares of the Company on such
terms and in such manner as the Directors may from
time to time determine, provided that: the maximum
number of ordinary shares to be purchased is
16,690,067, representing 10% of the Company issued
ordinary share capital as at the date of this
resolution; the maximum price which may be paid for
each ordinary share is an amount equal to 105% of the
 average closing middle market prices for the
ordinary shares of the Company derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days; the minimum price which may
 be paid is 2 pence per ordinary share and [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or 30 JUN 2010]; the Company,
before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly
or partly after such expiry; pursuant to Article 58A
of the Companies [Jersey] Law 1991, to hold as
treasury shares any ordinary shares purchased
pursuant to the authority conferred by paragraph [a]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHARTWELL SENIORS HSG REAL  ESTATE TR
  TICKER:                N/A             CUSIP:     16140U100
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Trustees of Chartwell [the                         ISSUER          YES          FOR               FOR
Chartwell Trustees] as specified

PROPOSAL #2.: Elect the Trustees of CSH Trust [CSH]                        ISSUER          YES          FOR               FOR
as specified nominees for the ensuing year and
directing the Trustees to vote the trust units of CSH
 held by Chartwell so as to elect such nominees as
trustees of CSH

PROPOSAL #3.: Elect the Directors of CMCC for the                          ISSUER          YES          FOR               FOR
ensuing year as specified nominees and directing the
Trustees to vote the common shares of CMCC held by
Chartwell so as to elect such nominees as the
Directors of CMCC

PROPOSAL #4.: Reappoint KPMG LLP, Chartered                                ISSUER          YES          FOR               FOR
Accountants as the Auditors of Chartwell for the
ensuing year and authorize the Chartwell Trustees to
fix the remuneration of the Auditors

PROPOSAL #5.: Adopt the Deferred Unit Plan of                              ISSUER          YES          FOR               FOR
Chartwell [included in Appendix B to the information
circular]

PROPOSAL #S.6: Amend Section 4.1(c), 4.1(1), 4.2(c),                       ISSUER          YES          FOR               FOR
4.2(g), 4.3, 5.4 and 5.5 of the 5th amended and
restated declaration of trust of Chartwell dated 14
JUL 2008 [the Declaration of Trust] to (a) remove
from the Declaration of Trust certain tax-related
provisions which are no longer applicable to
Chartwell, (b) to enable Chartwell to invest in raw
land for development other than as provided for in
the Declaration of Trust up to a maximum of 15% of
the Adjusted Gross Book Value [as such term is
defined in the Declaration of Trust] of Chartwell,
(c) to enable Chartwell to make certain guarantees of
 indebtedness with the approval of the Investment and
 Environmental Committee, provided that such
committee is comprised solely of Independent
Directors of CMCC, (d) to ensure that the Trust Units
 are not treated as liabilities for the purposes of
the International Financial Reporting Standards, and
making similar amendments to the 5th amended and
restated limited partnership agreement dated 24 JUL
2008, as amended by the notice and amendment to the
5th amended and restated limited partnership
agreement dated 15 DEC 2008 [the Partnership
Agreement] in respect of Chartwell Master Care
Limited Partnership and to the 5th amended and
restated declaration of trust in respect of CSH dated

PROPOSAL #7.: Approve [included in Appendix D of the                       ISSUER          YES          FOR               FOR
Information Circular] to reconfirm and authorize
certain amendments to Chartwell's unitholder rights
agreement, dated 14 NOV 2003, as amended and restated
 [the Rights Plan]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHAUCER HLDGS PLC
  TICKER:                N/A             CUSIP:     G2071N102
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and statutory reports

PROPOSAL #2.: Approve remuneration report                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Ewen Gilmour as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. Mark Graham as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Richard Scholes as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Re-appoint Ernst Young LLP as the                            ISSUER          YES          FOR               FOR
Auditors and Authorize the Board to fix their
remuneration

PROPOSAL #7.: Grant authority for the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
under a general authority up to aggregate nominal
amount of GBP 45,674,304 and an additional amount
pursuant to a rights issue of up to GBP 45,674,304

PROPOSAL #8: Grant authority for the issue of equity                       ISSUER          YES          FOR               FOR
or equity-linked securities without pre-emptive
rights up to aggregate nominal amount of GBP 6,851,146

PROPOSAL #9.: Grant authority for the 54,809,164                           ISSUER          YES          FOR               FOR
ordinary shares for market purchase

PROPOSAL #10.: Amend the Articles of Association by                        ISSUER          YES          FOR               FOR
deleting all the provisions of the Company's
Memorandum of Association which, by virtue of Section
 28 of the 2006 Act are to be treated as provisions
of the Company's Articles of Association

PROPOSAL #11.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve the general meeting other than                      ISSUER          YES          FOR               FOR
 an AGM may be called on not less than 14 clear days'
 notice

PROPOSAL #13.: Approve the 2009 Chaucer Holdings Plc                       ISSUER          YES          FOR               FOR
savings related Share Option Scheme

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHENG LOONG CORP
  TICKER:                N/A             CUSIP:     Y1306D103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the business of 2008                              ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Report on the status of endorsements                        ISSUER          NO           N/A               N/A
and guarantees and lending the Company excess capital
 to the third party

PROPOSAL #A.3: Report of Company's investment in                           ISSUER          NO           N/A               N/A
Mainland China

PROPOSAL #A.4: Report on the status of the buy backs                       ISSUER          NO           N/A               N/A
of treasury stocks

PROPOSAL #A.5: Report on the status of the amendment                       ISSUER          NO           N/A               N/A
of Board meeting rules

PROPOSAL #A.6: Statutory Supervisors report of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business report and                        ISSUER          YES          FOR               FOR
financial statements and proposal for distribution of
 2008 profits

PROPOSAL #B.2: Amend the Articles of Incorporation of                      ISSUER          YES          FOR               FOR
 Company

PROPOSAL #B.3: Approve to discuss the amendment to                         ISSUER          YES          FOR               FOR
the procedures of endorsements and guarantees

PROPOSAL #B.4: Approve to discuss the amendment to                         ISSUER          YES          FOR               FOR
the procedures of lending the Company excess capital
to the third party

PROPOSAL #B.5: Approve to release the non-competition                      ISSUER          YES          FOR               FOR
 restriction on Directors

PROPOSAL #B.6: Any other proposals and extraordinary                       ISSUER          YES        AGAINST           AGAINST
motions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHESNARA PLC, PRESTON LANCASHHIRE
  TICKER:                N/A             CUSIP:     G20912104
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          YES          FOR               FOR
statements and the statutory reports

PROPOSAL #2.: Approve the final dividend of 10.05                          ISSUER          YES          FOR               FOR
pence per ordinary share

PROPOSAL #3.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Peter Mason as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Graham Kettleborough as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Elect Mr. Peter Wright as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors and authorize the Board to fix their
remuneration

PROPOSAL #8.: Grant authority to issue of Equity or                        ISSUER          YES          FOR               FOR
Equity-Linked Securities with pre-emptive rights
under a general authority up to aggregate nominal
amount of GBP 1,691,373 and an additional amount
pursuant to a rights issue of up to GBP 1,691,373

PROPOSAL #9.: Grant authority to issue of Equity or                        ISSUER          YES          FOR               FOR
Equity-Linked Securities without pre-emptive rights
up to aggregate nominal amount of GBP 261,471

PROPOSAL #10.: Grant authority of 10,149,259 ordinary                      ISSUER          YES          FOR               FOR
 shares for market purchase

PROPOSAL #11.: Adopt the Company's New Articles of                         ISSUER          YES          FOR               FOR
Association

PROPOSAL #12.: Adopt the Company's New Articles of                         ISSUER          YES          FOR               FOR
Association [OCT 2009]

PROPOSAL #13.: Approve, that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 Clear
Days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHIA HSIN CEMENT CORP
  TICKER:                N/A             CUSIP:     Y1329H107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A
 and financial statements

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.4: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA BILLS FINANCE CORP
  TICKER:                N/A             CUSIP:     Y1391N107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To revoke the proposal of Merger with                       ISSUER          NO           N/A               N/A
Industrial Bank of Taiwan Co., Ltd./ TW00028970060

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.89 per share

PROPOSAL #B.3: Approve to revoke the 2008 revision to                      ISSUER          YES          FOR               FOR
 the Articles of Incorporation

PROPOSAL #B.4: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
reduction by cash return

PROPOSAL #B.5: Elect the Directors and the Supervisors                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.6: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CHENGTONG DEVELOPMENT GROUP LTD
  TICKER:                N/A             CUSIP:     Y6704M100
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 of the Company and the Company's Auditors for the YE
 31 DEC 2008

PROPOSAL #2.A: Re-elect Ms. Xu Zhen as a Non-                              ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #2.B: Re-elect Mr. Gu Laiyun as a Non-                            ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #2.C: Re-elect Mr. Ba Shusong as an                               ISSUER          YES        AGAINST           AGAINST
Independent Non-Executive Director of the Company

PROPOSAL #2.D: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the remuneration of the Directors
of the Company

PROPOSAL #3.: Re-appoint the Company's Auditors and                        ISSUER          YES          FOR               FOR
authorize the Board of Directors of the Company to
fix their remuneration

PROPOSAL #S.4: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 [the Directors], pursuant to Section 57B of the
Companies Ordinance [Chapter 32 of the Laws of Hong
Kong] [Companies Ordinance] and the Rules Governing
the Listing of Securities on The Stock Exchange of
Hong Kong Limited [Listing Rules], to allot, issue
and deal with the unissued shares [each, a share] of
HKD 0.10 each in the capital of the Company and to
make or grant offers, agreements and options
[including warrants, bonds, notes and other
securities which carry rights to subscribe for or are
 convertible into shares] which might require the
exercise of such powers, during and after the
relevant period, not exceeding 20% of the aggregate
nominal amount of the share capital of the Company in
 issue on the date of passing of this resolution; and
 the aggregate nominal amount of any share capital of
 the Company purchased by the Company subsequent to
the passing of this resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the issued share capital of the Company] otherwise
than pursuant to: i) a rights issue; or ii) the
exercise of any options granted under any Share
Option Scheme of the Company adopted from time to
time in accordance with the Listing Rules; or iii)
any scrip dividend Scheme or similar arrangement
providing for the allotment and issue of shares in
lieu of the whole or part of a dividend on shares in
accordance with the Articles of Association of the
Company in force from time to time; or iv) any issue
of shares upon the exercise of rights of subscription
 or conversion under the terms of any warrants of the
 Company or any securities which are convertible into
 shares; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the is required by the Articles of Association
Company the Companies Ordinance or any applicable law

PROPOSAL #S.5: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 [Director], to purchase shares [each a Share] of HKD
 0.10 each in the capital of the Company, during the
relevant period, on The Stock Exchange of Hong Kong
Limited [Stock Exchange] or any other Stock Exchange
on which the shares may be listed and recognized by
the Securities and Futures Commission of Hong Kong
and the Stock Exchange for such purpose and otherwise
 in accordance with the rules and regulations of the
Securities and Futures Commission of Hong Kong, the
Stock Exchange, the Companies Ordinance and all other
 applicable laws in this regard, not exceeding 10% of
 the aggregate nominal amount of the issued share
capital of the Company as at the date of passing of
this resolution ; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company in the Articles of Association of the
Company, the Companies Ordinance or any applicable
law of Hong Kong to be held]

PROPOSAL #S.6: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 4 and 5, to extend the general mandate
 granted to the Directors of the Company, by the
addition to the aggregate nominal amount of the share
 of HKD 0.10 each in the capital of the Company that
may be allotted pursuant to or in accordance with
such general mandate of an amount representing the
aggregate nominal amount of the share capital of the
Company purchased or agreed by the Company pursuant
to or in accordance with the authority granted under
Resolution 5 as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA CHENGTONG DEVELOPMENT GROUP LTD
  TICKER:                N/A             CUSIP:     Y6704M100
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the sale and                              ISSUER          YES          FOR               FOR
purchase agreement dated 26 MAY 2009 and entered into
 between Talent Dragon Limited [as vendor] and
Fantastic Era International Limited [as purchaser] in
 relation to the sale and purchase of 100 shares of
HKD 1 each of Great Royal International Limited [Sale
 and Purchase Agreement] [as specified]; and
authorize the Directors of the Company [Directors] or
 a duly Committee of the Board of Directors to do all
 such acts and things [including, without limitation,
 signing, executing [under hand or under seal],
perfecting and delivery of all agreements, documents
and instruments] which are in their opinion
necessary, appropriate, desirable or expedient to
implement or to give effect to the terms of the Sale
and Purchase Agreement and all transactions
contemplated thereunder and all other matters
incidental thereto or in connection therewith and to
agree to and make such variation, amendment and
waiver of any of the matters relating thereto or in
connection therewith that are, in the opinion of the
Directors, not material to the terms of the Sale and
Purchase Agreement and all transactions contemplated

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA DONGXIANG (GROUP) CO LTD
  TICKER:                N/A             CUSIP:     G2112Y109
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors [Directors] and the Auditors of the Company
for the YE 31 DEC 2008

PROPOSAL #2.A: Declare a final dividend for the YE 31                      ISSUER          YES          FOR               FOR
 DEC 2008 to the shareholders of the Company which
shall be paid out of the share premium account of the
 Company, if necessary, subject to provisions of the
Companies Law [2007 revision] of the Cayman Islands

PROPOSAL #2.B: Declare a final special dividend for                        ISSUER          YES          FOR               FOR
the YE 31 DEC 2008 to the shareholders of the Company
 which shall be paid out of the share premium account
 of the Company, if necessary, subject to provisions
of the Companies Law [2007 revision] of the Cayman

PROPOSAL #3.A: Re-elect Mr. Mak Kin Kwong as a                             ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix his remuneration

PROPOSAL #3.B: Re-elect Dr. Xiang Bing as a Director                       ISSUER          YES          FOR               FOR
and authorize the Board of Directors of the Company
to fix his remuneration

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers, Certified Public Accountants,
 as the Auditors of the Company until the conclusion
of the next AGM and authorize the Board to fix their
remuneration

PROPOSAL #5.: Authorize the Directors, subject to                          ISSUER          YES        AGAINST           AGAINST
this Resolution, a general mandate granted to the
Directors during the relevant period to allot, issue
and deal with additional shares of HKD 0.01 in the
share capital of the Company [Shares] and to make or
grant offers, agreements and options or warrants
which would or might require the exercise of such
powers during and after the end of relevant period,
not exceeding 20% of the aggregate nominal amount of
the share capital of the Company, otherwise than
pursuant to: i) a rights issue; or ii) any option
scheme or similar arrangement for the time being
adopted by the Company for the purpose of granting or
 issuing Shares or rights to the acquire Shares of
the Company to the Directors, officers and/or
employees of the Company and/or any of its
subsidiaries; or iii) any scrip dividend or similar
arrangement pursuant to the Articles of Association
of the Company for time to time; [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company required by the Company's
 Articles of Association or any applicable Law to be

PROPOSAL #6.: Authorize the Directors, a general                           ISSUER          YES          FOR               FOR
mandate given during the relevant period to purchase
or otherwise acquire shares of the Company in
accordance with all applicable laws and requirements
of the Rules Governing the Listing of securities on
The Stock Exchange of Hong Kong Limited, or not
exceeding 10% of the aggregate nominal amount of the
share capital of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company required by the Company's
 Articles of Association or any applicable Law to be
held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, the aggregate nominal amount
of the Shares which are purchased or otherwise
acquired by the Company pursuant to Resolution 6
shall be added to the aggregate nominal amount of the
 Shares which may be issued pursuant to Resolution 5,
 provided that such aggregated amount shall not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of

PROPOSAL #8.: Authorize the Board to pay out of the                        ISSUER          YES          FOR               FOR
share premium account of the Company such interim
dividends to shareholders as may be declared from
time to time during the period from the passing of
the resolution until 31 DEC 2009 up to a maximum
amount of HKD 500,000,000, subject to provisions of
the Companies Law [2007 revision] of the Cayman

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA EVERBRIGHT INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     Y14226107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the report of the Directors and the
Independent Auditor's report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a.1: Re-elect Mr. Li Xueming as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.a.2: Re-elect Mr. Chen Xiaoping as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.a.3: Re-elect Mr. Wong Kam Chung, Raymond                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #3.a.4: Re-elect Ms. Zhang Weiyun as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.b: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix the remuneration of the
 Auditors

PROPOSAL #5.1: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, during the Relevant Period of all the powers
 of the Company to allot, issue and deal with
additional shares of HKD 0.10 each in the capital of
the Company [Shares] to make or grant offers,
agreements and options [including warrants, bonds,
notes and other securities which carry rights to
subscribe for or are convertible into shares of the
company] which would or might require shares to be
allotted; the aggregate nominal amount of share
capital allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors pursuant to
i) a Rights Issue; or ii) an issue of Shares upon the
 exercise of subscription rights under any option
scheme or similar arrangement for the time being
adopted for the grant or issue to the grantee as
specified in such scheme or similar arrangement of
Shares or rights to acquire the Shares or; or iii) an
 issue of Shares pursuant to any scrip dividends or
similar arrangement providing for allotment of Shares
 in lieu of the whole or part of the dividend on
Shares in accordance with the Articles of Association
 of the Company, shall not exceed 20% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing this
resolution, and the said approval shall be limited
accordingly; [Authority expires the earlier at the
conclusion of the next AGM of the Company is required
 by the Article of Association and applicable laws of

PROPOSAL #5.2: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 during the Relevant Period, to repurchase shares of
HKD 0.10 each in the capital of the Company [Shares]
on the Stock Exchange or on any other stock exchange
on which the shares of the Company may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time; the
aggregate nominal amount of the Shares to be
repurchased by the Company shall not exceed 10% of
the aggregate nominal amount of the issued share
capital of the Company as at the date of passing this
 resolution and the said approval shall be limited
accordingly; [Authority expires the earlier at the
conclusion of the next AGM of the Company is required
 by the Article of Association and applicable laws of
 Hong Kong to be held]

PROPOSAL #5.3: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to exercise the powers of the Company to allot,
issue and deal with additional shares of HKD 0.10
each in the Company [Shares] pursuant to the
Resolution No. 1 [as specified] and to extend by the
addition thereto of an amount representing the
aggregate nominal amount of Shares in the capital of
the Company repurchased by the Company under the
authority granted pursuant to the Resolution 2 [as
specified] convening this meeting, provided that such
 extended amount shall not exceed 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing the
Resolution 2 [as specified] convening this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA LIFE INSURANCE CO LTD
  TICKER:                N/A             CUSIP:     Y1477R105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 operation and financial                            ISSUER          NO           N/A               N/A
reports
PROPOSAL #A.2: The Supervisors review of year 2008                         ISSUER          NO           N/A               N/A
financial reports

PROPOSAL #A.3: To report the mandatory conversion of                       ISSUER          NO           N/A               N/A
first issuance of private placement of subordinate
corporate bond issued in year 2009

PROPOSAL #A.4: To revise the procedure of the project                      ISSUER          NO           N/A               N/A
 using for public and social welfare investing service

PROPOSAL #A.5: To report the rules of Board of                             ISSUER          NO           N/A               N/A
Directors Meeting

PROPOSAL #B.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
financial reports

PROPOSAL #B.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions; [there is no dividend will be
distributed]

PROPOSAL #B.3: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
acquiring or disposing asset

PROPOSAL #B.4: Approve to discuss the Company buy                          ISSUER          YES        AGAINST           AGAINST
back stock and transferred to employee with lower
than average price

PROPOSAL #B.5: Amend the Articles of Incorporation                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.6: Others agenda and extemporary motions                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MAN-MADE FIBER CORP
  TICKER:                N/A             CUSIP:     Y1488M103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of monetary loans                                ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans of the Company and the subsidiaries

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee of the Company and the
subsidiaries, and to abolish the procedures of
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA METAL PRODUCTS CO LTD
  TICKER:                N/A             CUSIP:     Y14954104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: 2008 operation and financial reports                        ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial reports

PROPOSAL #1.3: Report the execution of derivative                          ISSUER          NO           N/A               N/A
trade
PROPOSAL #1.4: Report the execution of endorsement                         ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #1.5: Report the execution of treasury stock                      ISSUER          NO           N/A               N/A
 issuance

PROPOSAL #1.6: Report the execution of assets write                        ISSUER          NO           N/A               N/A
down

PROPOSAL #2.1: Approve to recognize 2008 financial                         ISSUER          YES          FOR               FOR
reports

PROPOSAL #2.2: Approve to recognize of 2008 earning                        ISSUER          YES          FOR               FOR
distributions [cash dividend TWD 0.32 per share,
stock dividend 22 shares per 1,000 shares from retain
 earnings subject to 20% withholding tax , and 10
shares per 1,000 shares from capital surplus with tax
 free]

PROPOSAL #2.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings proposed stock dividend 22 for
 1,000 shares held

PROPOSAL #2.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from capital reserves proposed bonus issue: 10 for
1000 shares held

PROPOSAL #2.5: Approve to revise Memorandum and                            ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #2.6: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
acquiring or disposing asset

PROPOSAL #2.7: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties and endorsement
guarantee

PROPOSAL #2.8: Approve to discuss purchasing the                           ISSUER          YES          FOR               FOR
liability insurance for Directors and Supervisors

PROPOSAL #2.9: Extemporary motions                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MINING RESOURCES GROUP LTD
  TICKER:                N/A             CUSIP:     G2119G101
  MEETING DATE:          4/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,                      ISSUER          NO           N/A               N/A
 to exercise their discretion from time to time as
the whether to proceed with the proposed acquisition
of shares [the 'Quadra Shares'] of Quadra Mining
Limited, a Company listed on the Toronto Stock
Exchange [TSX: QUA] ['Quadra'], from parties which
are independent of and not connected with the Company
 and its connected person [as specified in the Rules
governing the Listing a Securities on the Stock
Exchange of Hong Kong Limited] by Beat Tone Holdings
Limited ['Best Tone'], a wholly-owned subsidiary of
the Company, on the market [the 'Further Quadra
Investment'] within a period of 12 months from the
date of the meeting subject always to the following
conditions: the aggregate investment to be made by
the Company for the Quadra Investment [as specified]
shall not exceed HKD 200,000,000 [exclusive of
transaction costs]; the consideration for the Further
 Quadra Investment shall not exceed CAD 5.28 per
Quadra Share [exclusive of transaction costs]; and
the interests in Quadra Shares as held by the Company
 shall not exceed 19.9% of the then issued share

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          NO           N/A               N/A
 subject to the passing of Resolution 1 as specified
in the notice convening this meeting, to exercise
their discretion from time to time as to whether to
proceed with the proposed disposal[s] of all are any
of the share [the 'Quadra Shares'] of Quadra Mining
Limited, a Company listed on the Toronto Stock
Exchange [TSX: QUA] ['Quadra'], which have been and
would be acquired by Beat Tone Holding Limited ['Best
 Tone'], a wholly-owned subsidiary of the Company, on
 the market [the 'Possible Quadra Disposal'] within a
 period of 12 months from the date of the meeting
subject always to the following conditions: the
disposal of the Quadra Shares shall be made on the
market to parties which are independent of and not
connected with the Company and its connected persons
[as specified in the Rules governing the Listing of
Securities on the Stock Exchange of Hong Kong Limited
 [the 'Listing Rules']]; the average sale price for
the Quadra Shares under the Possible Quadra Disposal
shall not be less than CAD 2.12 per Quadra Share; and
 the aggregation of the disposals of Quadra shares
under the Possible Quadra Disposal shall not
constitute a very substantial disposal for the

PROPOSAL #3.: Appoint the Deloitte Touche Tohmatsu as                      ISSUER          NO           N/A               N/A
 the Auditors of the Company to fill the vacancy
following the resignation of KPMG, and to hold office
 until the conclusion of the next AGM of the Company
and authorize the Board of Directors of the Company
to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MINING RESOURCES GROUP LTD
  TICKER:                N/A             CUSIP:     G2119G101
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the sale and                              ISSUER          YES          FOR               FOR
purchase agreement dated 22 DEC 2008 [which is
supplemented by supplemental agreement dated 02 JAN
2009 and a further supplemental agreement dated 16
MAR 2009] [collectively referred to as the Agreement]
 entered into between the Company, Joy Success
Limited and Master Long Limited [collectively
referred to as the Vendors] and Mr. Ho Yat Sum and
Mr. Ho Ho Wai, as specified, pursuant to which the
Company has conditionally agreed to acquire and the
Vendors conditionally agreed to sell 80 shares of USD
 1.00 each in the capital of King Gold Investments
Limited [King Gold] [the Sale Shares] representing
80% of the issued capital of King Gold for a total
consideration of HKD 640,000,000 [subject to
adjustment] pursuant to the Agreement [the
Acquisition]; b) Approve the shareholders of the
Company of the Acquisition and the Listing Committee
granting and the permission to deal in the
Consideration Shares [as defined in the circular of
the Company dated 27 MAR 2009 [the Circular]], the
issue of the Consideration Shares as part
consideration for the Acquisition; authorize any one
Director of the Company, or if the affixation of the
common seal is necessary, any 02 Directors of the
Company or any 01 Director of the Company and the
Secretary of the Company or such other person[s] as
the Board of Director may appoint, for and on behalf
of the Company to execute all such other documents,
instruments and agreements and to do all such acts or
 things deemed by him/her to be incidental to,
ancillary to or in connection with the matters

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA MINING RESOURCES GROUP LTD
  TICKER:                N/A             CUSIP:     G2119G101
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors of the Company for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Wang Hui as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #2.b: Re-elect Mr. Chen Shou Wu as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.c: Re-elect Mr. Chan Sze Hon as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.d: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' remuneration

PROPOSAL #3.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the Board
of Directors of the Company to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[the Directors], subject to this resolution, to
allot, issue and deal with the new additional shares
in the capital of the Company [shares], and to make
or grant offers, agreements and options which would
or might require the exercise of such powers during
and after end of the relevant period, not exceeding
20% of the aggregate nominal amount of the issued
share capital of the Company in issue as at the date
of this Resolution and the said approval shall be
limited accordingly, otherwise than pursuant to: (a)
a rights issue [as specified], (b) an issue of Shares
 upon the exercise of rights of subscription or
conversion under the terms of any warrants of the
Company or any securities which are convertible into
Shares; (c) an issue of Shares as scrip dividends or
similar arrangement providing for the allotment of
Shares in lieu of the whole or part of a dividend on
Shares in accordance with the Bye-laws of the Company
 from time to time; (d) an issue of Shares under any
share option scheme or similar arrangement of the
Company and/or any of its subsidiaries; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Bye-laws of the Company or any applicable laws

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 during the relevant period [as specified] to
repurchase issued shares in the capital of the
Company [Shares] on the Stock Exchange of Hong Kong
Limited [the Stock Exchange] or any stock exchange on
 which the Shares ma be listed and recognized for
this purpose by the Securities and Future Commission
of the Hong Kong and the Stock Exchange under the
Hong Kong Code on share repurchases, subject to and
in accordance with all applicable laws and
regulations and eh Bye-Laws of the Company pursuant
to the approval of this resolution shall not exceed
10% of the aggregate nominal amount of the issued
share capital of the Company in issue at the date of
this resolution, and the said approval shall be
limited accordingly; [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the period within which the next
AGM of the Company is required by the Bye-Laws of the
 Company or any applicable laws to be held]

PROPOSAL #6.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 4 and 5, the general mandate granted
to the Directors of the Company to allot, issue and
deal with additional shares in the capital of the
Company pursuant to Resolution 4 above, by the
addition thereto an amount representing the aggregate
 nominal amount of the share capital of the Company
repurchased by the Company under the authority
granted pursuant to Resolution 5, provided that such
amount shall does not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing this resolution

PROPOSAL #7.: Approve, subject to and conditional                          ISSUER          YES        AGAINST           AGAINST
upon a) the Listing Committee of the Stock Exchange
of the Hong Kong Limited granting the listing of and
permission to deal in the ordinary shares of HKD 0.10
 each [Share] in the share capital of the Company
[representing a maximum of 10% of the ordinary shares
 of the Company in issue as at the date of passing of
 this resolution] which may be issued pursuant to the
 exercise of options granted under the share option
scheme adopted by the Company on 26 JUN 2002 [the
Share Option Scheme], the 10% limit on grant of
options under the Share Option Scheme, provided that
the total number of Shares which may be upon the
exercise of all options to be granted under the Share
 Option Scheme and any other share option schemes of
the Company under the limit as refreshed hereby shall
 not exceed 10% of the aggregate nominal amount of
the share capital of the Company in issue as at the
date of passing of this resolution [the Refreshed
Mandate Limit], and authorize any Director of the
Company to do such act and execute such document to
effect the Refreshed Mandate Limit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA PETROCHEMICAL DEV CORP
  TICKER:                N/A             CUSIP:     Y1500N105
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.4: To report the proposals submitted by                        ISSUER          NO           N/A               N/A
the shareholders

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of the year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.4: Elect the Directors and the Supervisors                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA PHARMACEUTICAL GROUP LTD
  TICKER:                N/A             CUSIP:     Y15018131
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements, the report of the Directors and
 the Independent Auditor's for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Zhao John Huan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr.Wang Shunlong as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.C: Re-elect Mr. Cai Dongchen as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.D: Re-elect Mr. Pan Weidong as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.E: Re-elect Mr. Lee Ka Sze, Carmelo as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.F: Re-elect Mr. Chan Siu Keung, Leonard                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #3.G: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditor and authorize                         ISSUER          YES          FOR               FOR
the Board of Directors to fix the remuneration of the
 Auditor

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to repurchase shares of HKD 0.10 each in the capital
 of the Company on The Stock Exchange of Hong Kong
Limited [Stock Exchange] or on any other stock
exchange on which the securities of the Company may
be listed and recognized by the Securities and
Futures Commission and the Stock Exchange for this
purpose, subject to and in accordance with all
applicable laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchange as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the issued share capital of the
Company as at the date of this resolution, and the
said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by law or the Articles of Association of the

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57B of the Companies Ordinance,
to allot, issue and deal with additional shares of
HKD 0.10 each in the capital of the Company and to
make or grant offers, agreements and options
[including bonds, warrants and debentures convertible
 into shares of the Company] which would or might
require the exercise of such power during and after
the relevant period, not exceeding 20% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing this
resolution, and the said approval shall be limited
accordingly, otherwise than pursuant to i) a rights
issue; ii) an issue of shares upon the exercise of
rights of subscription or conversion under the terms
of any warrants of the Company or any securities
which are convertible into shares of the Company;
iii) an issue of shares as scrip dividends pursuant
to the Articles of Association of the Company from
time to time; or iv) an issue of shares under any
option scheme or similar arrangement for the grant or
 issue of shares or rights to acquire shares of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or
expiration of the period within which the next AGM of
 the Company is required by law or the Articles of

PROPOSAL #7.: Approve, subject to the passing of the                       ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6 as specified, to extend the
general mandate granted to the Directors of the
Company to allot, issue and deal with additional
shares pursuant to Resolution 6 by the addition
thereto of an amount representing the aggregate
nominal amount of shares in the capital of the
Company repurchased by the Company under the
authority granted pursuant to Resolution 5, provided
that such amount of shares so repurchased shall not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of

PROPOSAL #S.8: Amend the Articles 71, 89(b) of the                         ISSUER          YES          FOR               FOR
Association of the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA POWER INTERNATIONAL DEVELOPMENT LTD
  TICKER:                N/A             CUSIP:     Y1508G102
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                                ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
the reports of the Directors and the Auditors of the
Company for the YE 31 DEC 2008

PROPOSAL #2.A: Re-elect Mr. Li Fang as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #2.B: Re-elect Mr. Tsui Yiu Wa, Alec as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Board of Directors to fix their
remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements and options, including
warrants to subscribe for shares, which might require
 the exercise of such powers during and after the end
 of the relevant period, the aggregate nominal amount
 of share capital allotted or agreed conditionally or
 unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors of the
Company, otherwise than pursuant to a rights issue
[as specified] or any issue of shares of the Company
on the exercise of the subscription rights attaching
to any warrants which may be issued by the Company
from time to time or on the exercise of any options
granted under the share option scheme of the Company
or an issue of shares in lieu of the whole or part of
 a dividend on shares in accordance with the Articles
 of Association of the Company, shall not exceed 20%
of the aggregate nominal amount of the share capital
of the Company in issue at the date of passing this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by any applicable Law or the
 Articles of Association of the Company to be held]

PROPOSAL #5.B: Authorize the Directors, to repurchase                      ISSUER          YES          FOR               FOR
 its shares on the Stock Exchange of Hong Kong
Limited [the Stock Exchange] or on any other stock
exchange on which the shares may be listed and which
is recognized by the Securities and Futures
Commission and the Stock Exchange for this purpose,
subject to and in accordance with all applicable Laws
 and/or the requirements of the Stock Exchange or of
any other stock exchange as amended from time to time
 during the relevant period, the aggregate nominal
amount of securities authorized to be repurchased by
the Company, shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this resolution; and
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next annual general meeting
of the Company is required by any applicable Law or
the Articles of Association of the Company to be held]

PROPOSAL #5.C: Approve, conditional on the passing of                      ISSUER          YES        AGAINST           AGAINST
 the Resolutions 5A and 5B, the general mandate
granted to the Directors of the Company to allot,
issue and deal with additional shares pursuant to the
 Resolution 5A be extended by the addition to the
aggregate nominal amount of the share capital of the
Company which may be allotted or agreed conditionally
 or unconditionally to be allotted by the Directors
of the Company pursuant to such general mandate of an
 amount representing the aggregate nominal amount of
the share capital of the Company repurchased by the
Company under the authority granted pursuant to the
Resolution 5B, provided that such extended amount
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue as at
the date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA POWER NEW ENERGY DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     G2157E109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company and the reports
of the Directors and the Auditors for the 8 months
ended 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. Zhao Xinyan as an                               ISSUER          YES        AGAINST           AGAINST
Executive Director of the Company

PROPOSAL #3.: Re-elect Mr. Clive William Oxley as an                       ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #4.: Re-elect Mr. Wong Kwok Tai as an                             ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company

PROPOSAL #5.: Approve to fix the maximum number of                         ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
appoint additional Directors not exceeding the
maximum number fixed

PROPOSAL #7.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the respective Directors' remuneration

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor and authorize the Board of Directors to
fix the Auditors remuneration

PROPOSAL #S.9: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to purchase its shares, subject to and in accordance
 with the applicable laws, during the relevant
period, not exceeding 10% of the total nominal amount
 of the share capital of the Company in issue at the
date of passing this resolution; and [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Bye-laws of the Company or any applicable laws

PROPOSAL #S.10: Authorize the Directors of the                             ISSUER          YES        AGAINST           AGAINST
Company, to allot, issue and deal with authorized and
 unissued shares in the capital of the Company and to
 make or grant offers, agreements and options which
might require the exercise of such powers during and
after the relevant period, not exceeding 20% of the
aggregate nominal amount of the issued share capital
of the Company on the date of passing this
resolution, otherwise than pursuant to: i) a rights
issue [as specified]; or ii) the exercise of options
under a share option scheme of the Company, or the
exercise of subscription or conversion rights
attaching to any securities which are convertible
into ordinary shares of the Company; or iii) any
scrip dividend or similar arrangements providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the Bye-laws of the Company; and [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Bye-laws of the Company or any applicable laws

PROPOSAL #S.11: Approve, conditional upon the passing                      ISSUER          YES        AGAINST           AGAINST
 of the Resolutions 9 and 10, to extend the general
mandate granted referred in Resolution 10 by the
addition to the aggregate nominal amount of shares
which may be allotted and issued by the Directors
pursuant to such general mandate of an amount
representing the aggregate nominal amount of shares
purchased by the Company pursuant to the mandate
referred to in the Resolution 4, provided that such
amount shall not exceed 10% of the aggregate nominal
amount of the issued ordinary share capital of the
Company at the date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA RESOURCES GAS GROUP LTD
  TICKER:                N/A             CUSIP:     G2113B108
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and the Directors
report and the Independent Auditor's report for the
YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Ma Guoan as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. Wang Chuandong as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Mr. Ong Thiam Kin as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.4: Re-elect Mr. Li Fuzuo as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #3.5: Re-elect Mr. Wei Bin as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Dr. Yang Chonghe, Howard as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu, Certified Public Accountants as the Auditor
 and authorize the Board of Directors to fix the
Auditor's remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to this resolution, to allot, issue
and deal with additional shares in the capital of the
 Company and to make or grant offers, agreements and
options [including warrants, bonds and debentures
convertible into shares of the Company] which might
require the exercise of such powers be generally and
unconditionally approved during the relevant period,
the aggregate nominal amount of share capital
allotted or agreed conditionally or unconditionally
to be allotted [whether pursuant to an option or
otherwise] and issued by the Directors of the Company
 pursuant to the approval in paragraph (a), otherwise
 than pursuant to i) a Rights Issue [as specified];
ii) an issue of shares of the Company under any share
 option scheme or similar arrangement for the time
being adopted by the Company for the grant or issue
of shares of the Company or rights to acquire shares
of the Company or iii) an issue of shares of the
Company as scrip dividend or similar arrangement
providing for the allotment of shares in lieu of the
whole or part of a dividend on shares of the Company
in accordance with the bye-laws of the Company, shall
 not exceed the aggregate of 20% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of passing this Resolution plus
[if the Directors of the Company are so authorized by
 a separate ordinary resolution of the shareholders
of the Company] the nominal amount of share capital
of the Company repurchased by the Company subsequent
to the passing of this Resolution [up to a maximum
equivalent to 10% of the aggregate nominal amount of
the share capital of the Company in issue at the date
 of passing this Resolution], and the said approval
shall be limited accordingly; [Authority expires at
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law or the
 Bye-Laws of the Company to be held]

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, to repurchase
shares of the Company, subject to and in accordance
with all applicable laws and the requirements of the
Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited as amended from
time to time, be generally and unconditionally
approved during the Relevant Period, the aggregate
nominal amount of shares which may be repurchased by
the Company pursuant to the approval in paragraph (a)
 above shall not exceed 10% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing this Resolution and the said
approval shall be limited accordingly; [Authority
expires at the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by Law or the Bye-Laws of the Company to be held]

PROPOSAL #5.C: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, conditional upon Resolution 5A in the notice
 of the meeting of which this resolution forms a part
 being passed, to exercise the powers of the Company
referred to in paragraph (a) of such Resolution 5A in
 respect of the share capital of the Company referred
 to in sub-paragraph (bb) of paragraph (c) of such

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SHANSHUI CEMENT GROUP LTD
  TICKER:                N/A             CUSIP:     G2116M101
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements of the Company and its subsidiaries and
the reports of the Directors and Auditors for the YE
31 DEC 2008

PROPOSAL #2.: Declare final dividend for the YE 31                         ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.1: Re-elect Mr. Zhang Caikui as a                              ISSUER          YES          FOR               FOR
Director and authorize the Board of Directors of the
Company to fix their remuneration

PROPOSAL #3.2: Re-elect Mr. Jiao Shuge as a Director                       ISSUER          YES          FOR               FOR
and authorize the Board of Directors of the Company
to fix their remuneration

PROPOSAL #3.3: Re-elect Mr. Wang Jian as a Director                        ISSUER          YES          FOR               FOR
and authorize the Board of Directors of the Company
to fix their remuneration

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the                       ISSUER          YES          FOR               FOR
Company and authorize the Board of Directors to fix
the remuneration their remuneration

PROPOSAL #5.1: Authorize the Board of Directors,                           ISSUER          YES        AGAINST           AGAINST
subject to paragraph [b] of this Resolution, the
exercise by the Directors of the Company during the
Relevant Period [as hereinafter specified] of all the
 powers of the Company to allot, issue and deal with
additional shares in the capital of the Company and
to make or grant offers, agreements and options
[including warrants, bonds, debentures, notes and
other securities which carry rights to subscribe for
or are convertible into shares of the Company] which
would or might require the exercise of such powers
during or after the end of the Relevant Period; b)
the aggregate nominal amount of share capital
allotted, issued or otherwise dealt with, or agreed
conditionally or unconditionally to be allotted,
issued or otherwise dealt with, [whether pursuant to
an option or otherwise] by the Directors of the
Company pursuant to the approval in paragraph [a] of
this Resolution, otherwise than pursuant to: i) a
Rights Issue [as hereinafter specified], or ii) the
exercise of rights of subscription or conversion
under the terms of any existing warrants, bonds,
debentures, notes or other securities issued by the
Company, or iii) the exercise of options granted
under any option scheme or similar arrangement for
the time being adopted for the grant or issue to
eligible participants of the Company and/or any of
its subsidiaries of rights to acquire shares of the
Company, or iv) any scrip dividend or similar
arrangement providing for the allotment and issue of
shares in lieu of the whole or part of a dividend on
shares of the Company in accordance with the Articles
 of the Company, or v) a specific authority granted
by the shareholders of the Company in general
meeting, shall not exceed [20%] of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of the passing of this Resolution,
 and the said approval shall be limited accordingly;
and c) for the purposes of this Resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of the Company or applicable
 Laws of the Cayman Islands to be held]

PROPOSAL #5.2: Authorize the Board of Directors, the                       ISSUER          YES          FOR               FOR
subject to paragraph [b] of this Resolution, the
exercise by the Directors of the Company during the
Relevant Period [as hereinafter specified] of all the
 powers of the Company to repurchase issued shares in
 the Capital of the Company on the Stock Exchange of
Hong Kong Limited [the Stock Exchange] or on any
other Stock Exchange on which the shares of the
Company may be listed and is recognized by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange for this purpose, subject to and
in accordance with all applicable Laws and/or the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange of Hong Kong Limited
 or of any other stock exchange as amended from time
to time; b) the aggregate nominal amount of shares of
 the Company which may be repurchased by the Company
pursuant to the approval in paragraph (a) of this
Resolution shall not exceed [10%] of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of the passing of this Resolution,
 and the said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of the Company or applicable
 Laws of the Cayman Islands to be held]

PROPOSAL #5.3: Approve conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions Numbered 5[1] and 5[2] set out in the
notice convening this meeting, the general mandate
granted to the Directors of the Company pursuant to
Resolution Numbered 5[1] set out in the notice
convening this meeting and for the time being in
force to exercise the powers of the Company to allot,
 issue and deal with additional shares in the capital
 of the Company and to make or grant offers,
agreements and options [including warrants, bonds,
debentures, notes and other securities which carry
rights to subscribe for or are convertible into
shares of the Company] to extend by the addition
thereto of an amount representing the aggregate
nominal amount of the shares of the Company purchased
 by the Company under the authority granted pursuant
to Resolution Numbered 5[2] set out in the notice
convening this meeting, provided that such extended
amount shall not exceed [10%] of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of the passing of this Resolution

PROPOSAL #S.6: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company as specified and authorize any Director
of the Company to take such further actions as he/she
 may in his/her sole and absolute discretion thinks
fit for and ob behalf of the Company to implements
the aforesaid amendments to the existing Articles of
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA ST CONSTRUCTION INTL  HLDGS LTD
  TICKER:                N/A             CUSIP:     G21677136
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of HK 3.3 cents per share

PROPOSAL #3.A: Re-elect Mr. Cheong Chit Sun as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.B: Re-elect Mr. Adrian David Li Man Kiu                        ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #3.C: Re-elect Dr. Raymond Leung Hai Ming as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3.D: Re-elect Mr. Lee Shing See as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #5.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu as the Auditors and authorize the Board to
fix their remuneration

PROPOSAL #6.A: Authorize the Directors to allot,                           ISSUER          YES        AGAINST           AGAINST
issue and deal with additional shares of the Company
[Shares] or securities convertible into Shares, or
options, warrants or similar rights to subscribe for
any Shares in the share capital of the Company and
make or grant offers, agreements, options and rights
which might require the exercise of such powers
during and after the relevant period, not exceeding
the aggregate of 20% of the aggregate nominal amount
of the share capital of the Company; subject to the
passing of this Resolution, any prior approvals of
the kind referred to in this Resolution which had
been granted to the Directors and which are still in
effect be and hereby revoked; otherwise than pursuant
 to i) a rights issue; or ii) an exercise of rights
of subscription or conversion under terms of any
warrants issued by the Company or any securities
which are convertible into Shares; iii) an exercise
of any option scheme or similar arrangement; or iv)
any scrip dividend or similar arrangement providing
for the allotment of shares in lieu of the whole or
part of a dividend on Shares of the pursuant to the
Articles of Association of the company [the Articles]
 of the Company from time to time; [Authority expires
 at the conclusion of the next AGM or the expiration
of the period within which the next AGM of the
Company is required by the Articles or any applicable
 Law of the Cayman Islands to be held]

PROPOSAL #6.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase Shares on the Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other
Stock exchange on which the Shares may be listed and
recognized for this purpose by the Securities and
Futures Commission of Hong Kong and the Stock
Exchange under the Hong Kong Code on Share
Repurchases, subject to an in accordance all
applicable Laws and regulations and the Articles of
the Company; the aggregate nominal amount of Shares
to be repurchased or agreed conditionally or
unconditionally to be repurchased by the Company
pursuant to and during the relevant period [as
specified] shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing of this resolution
and the said approval shall be limited accordingly;
subject to the passing of this resolution; [Authority
 expires at the conclusion of the next AGM or the
expiration of the period within which the next AGM of
 the Company is required by the Articles or any

PROPOSAL #6.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 6A and 6B, the general mandate granted
 to the Directors to exercise the powers of the
Company to allot, issue or otherwise deal with
additional securities of the Company pursuant to
Resolution 6.A as specified and is hereby extended by
 the addition thereto an amount representing the
aggregate nominal amount of the share capital of the
Company repurchased by the Company under the
authority granted pursuant to Resolution 6B as
specified, provided that such amount shall not exceed
 10% of the aggregate nominal amount of such
securities of the Company in issue at the date of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA ST CONSTRUCTION INTL  HLDGS LTD
  TICKER:                N/A             CUSIP:     G21677136
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: and ratify the Sub-                                 ISSUER          YES          FOR               FOR
construction Engagement Agreement as specified and
the transactions contemplated thereunder and the
implementation thereof; the CSCECL Sub-construction
Engagement Cap for the period between 01 JUL 2009 and
 30 JUN 2012; the CSC Sub-construction Engagement Cap
 for the period between 01 JUL 2009 and 30 JUN 2012;
and to authorize any 1 Director of the Company [or
any 2 Directors of the Company if the affixing of the
 common seal is necessary], for and on behalf of the
Company, to execute all such other documents,
instruments and agreements and to do all such acts or
 things deemed by him to be incidental to, ancillary
to or in connection with the matters contemplated in
the Sub-construction Engagement Agreement and the
transactions contemplated thereunder and the
implementation thereof including the affixing of

PROPOSAL #2.: Approve: and ratify the CSC Group                            ISSUER          YES          FOR               FOR
Engagement Agreement and the transactions
contemplated thereunder and the implementation
thereof; the CSC Construction Engagement Cap for the
period between 01 JUL 2009 and 30 JUN 2012; and to
authorize any 1 Director of the Company [or any 2
Directors of the Company if the affixing of the
common seal is necessary], for and on behalf of the
Company, to execute all such other documents,
instruments and agreements and to do all such acts or
 things deemed by him to be incidental to, ancillary
to or in connection with the matters contemplated in
the CSC Group Engagement Agreement and the
transactions contemplated thereunder and the
implementation thereof including the affixing of

PROPOSAL #3.: Approve and ratify the JV Agreement and                      ISSUER          YES          FOR               FOR
 the transactions contemplated thereunder and the
implementation thereof; and authorize any 1 Director
of the Company [or any 2 Directors of the Company if
the affixing of the common seal is necessary], for
and on behalf of the Company, to execute all such
other documents, instruments and agreements and to do
 all such acts or things deemed by him to be
incidental to, ancillary to or in connection with the
 matters contemplated in the JV Agreement and the
transactions contemplated thereunder and the
implementation thereof including the affixing of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA STEEL CHEMICAL CORP
  TICKER:                N/A             CUSIP:     Y15044103
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and                            ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 Meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 4.65 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHINA SYNTHETIC RUBBER CORP
  TICKER:                N/A             CUSIP:     Y15055109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and                            ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B61.1: Elect Fu Pin Investment Company                           ISSUER          YES          FOR               FOR
Limited/ Shareholder No: 145426 Representative: Mr.
Koo, Cheng-Yun as a Director

PROPOSAL #B61.2: Elect Taiwan Cement Company Limited/                      ISSUER          YES          FOR               FOR
 Shareholder No: 8435 Representative: Mr. Chang, An-
Ping as a Director

PROPOSAL #B61.3: Elect Taiwan Cement Company Limited                       ISSUER          YES          FOR               FOR
/ Shareholder No: 8435 Representative: Mr. Wang, Chi-
May as a Director

PROPOSAL #B61.4: Elect TCC Investment Limited/                             ISSUER          YES          FOR               FOR
Shareholder No: 23190 Representative: Mr. Chen, Fu-
Lung as a Director

PROPOSAL #B61.5: Elect TCC Investment Limited /                            ISSUER          YES          FOR               FOR
Shareholder No: 23190 Representative: Mr. Wong, Tong-
Lin as a Director

PROPOSAL #B62.1: Elect Chinatrust Investment Company                       ISSUER          YES          FOR               FOR
Limited / Shareholder No: 21420 Representative: Mr.
Yeh, Ming-Hsun as a Supervisor

PROPOSAL #B62.2: Elect Heng Qiang Investment Company                       ISSUER          YES          FOR               FOR
Limited / Shareholder No: 145425 Representative: Mr.
Chang Koo, Huai-Ju as a Supervisor

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHIN-POON INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y15427100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and the                        ISSUER          NO           N/A               N/A
2009 business plans

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of internal control                              ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The revision to the procedures of                           ISSUER          NO           N/A               N/A
trading derivatives

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.6 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 1
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve the amendment on the                                ISSUER          YES          FOR               FOR
procedures for Derivatives

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHONG HONG CONSTRUCTION CO LTD
  TICKER:                N/A             CUSIP:     Y1582T103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of corporate bonds                               ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of monetary loans                                ISSUER          NO           N/A               N/A

PROPOSAL #A.5: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.7 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 50
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHONGQING IRON & STEEL CO LTD
  TICKER:                N/A             CUSIP:     Y15842100
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited financial report of                      ISSUER          YES          FOR               FOR
 the Company for the year 2008

PROPOSAL #2.: Approve the annual report of the                             ISSUER          YES          FOR               FOR
Company for the year 2008 [including the report of
the Board of Directors of the Company [the Board]]

PROPOSAL #3.: Approve the profit distribution                              ISSUER          YES          FOR               FOR
proposal of the Company for the year 2008

PROPOSAL #4.: Re-appoint KPMG Huazhen and KPMG as the                      ISSUER          YES          FOR               FOR
 PRC Auditors and International Auditors of the
Company for the year 2009 respectively, and authorize
 any of the Directors to fix their remuneration and
to sign service agreements

PROPOSAL #5.1.A: Elect Mr. Dong Lin as an Executive                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.1.B: Elect Mr. Yuan Jin Fu as an                               ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.1.C: Elect Mr. Chen Shan as an Executive                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.1.D: Elect Mr. Chen Hong as an Executive                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.1.E: Elect Mr. Sun Yi Jie as an Executive                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #5.1.F: Elect Mr. Li Ren Sheng as an                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.2.A: Elect Mr. Liu Xing as an Independent                      ISSUER          YES          FOR               FOR
 Non-Executive Director

PROPOSAL #5.2.B: Elect Mr. Zhang Gou Lin as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #5.2.C: Elect Mr. Liu Tian Ni as an                               ISSUER          YES        AGAINST           AGAINST
Independent Non-Executive Director

PROPOSAL #6.A: Elect Mr. Zhu Jian Pai as a Supervisors                     ISSUER          YES          FOR               FOR

PROPOSAL #6.B: Elect Mr. Huang You He as a Supervisors                     ISSUER          YES          FOR               FOR

PROPOSAL #6.C: Elect Ms. Gong Jun as a Supervisors                         ISSUER          YES          FOR               FOR

PROPOSAL #S.7: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHOW SANG SANG HOLDINGS INTERNATIONAL LTD
  TICKER:                N/A             CUSIP:     G2113M104
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                                ISSUER          YES          FOR               FOR
consolidated financial statements, report of the
Directors and the Independent Auditors' report for
the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HK 23 cents                      ISSUER          YES          FOR               FOR
 per ordinary share for the YE 31 DEC 2008

PROPOSAL #3.i: Re-elect Dr. Chow Kwen Lim as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.ii: Re-elect Mr. Vincent Chow Wing Shing                       ISSUER          YES        AGAINST           AGAINST
as a Director of the Company

PROPOSAL #3.iii: Re-elect Dr. Chan Bing Fun as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.iv: Re-elect Mr. Chung Pui Lam as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to fix the remuneration of the Directors

PROPOSAL #5.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors and authorize the Board of Directors of the
Company to fix their remuneration

PROPOSAL #6.A: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, during the
relevant period of all the powers of the Company to
repurchase issued shares in the capital of the
Company on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other Stock Exchange
on which the shares of the Company are listed and
which is recognized by the Securities and Futures
Commission of Hong Kong and the Stock Exchange for
this purpose, subject to and in accordance with
applicable laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other Stock Exchange as amended
from time to time; the aggregate nominal amount of
share capital repurchased pursuant to the approval in
 paragraph (a) of this resolution shall not exceed
10% of the aggregate nominal amount of the share
capital of the Company in issue at the date of
passing of this resolution and the said approval
shall be limited accordingly; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which

PROPOSAL #6.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to this resolution, during the
relevant period, to allot, issue and deal with
additional shares in the capital of the Company and
to make or grant offers, agreements and options which
 would or might require the exercise of such powers;
the aggregate nominal amount of share capital
allotted or agreed conditionally or unconditionally
to be allotted by the Directors of the Company
pursuant to the approval, otherwise than pursuant to:
 i) the right issue; ii) rights of subscription or
conversion under the terms of any warrants issued by
the Company or any securities which are convertible
into shares of the Company; iii) any option scheme or
 similar arrangement for the time being adopted for
the grant or issue to employees of the Company and/or
 any of its subsidiaries of shares or rights to
acquire shares of the Company, shall not exceed 20%
of the aggregate nominal amount of the share capital
of the Company in issue at the date of passing this
resolution and the said approval shall be limited
accordingly; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company any is required by law to be held]

PROPOSAL #6.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 6(A) and 6(B) as set out in the notice
 convening the meeting, the general mandate referred
to in Resolution 6(B) as set out in the notice
convening the meeting be and is hereby extended by
the addition to the aggregate nominal amount of share
 capital which may be allotted and issued or agreed
conditionally or unconditionally to be allotted and
issued by the Directors of the Company pursuant to
such general mandate of an amount representing the
aggregate nominal amount of the share capital of the
Company repurchased by the Company since the granting
 of the said general mandate pursuant to Resolution
6(A) as set out in the notice convening the meeting,
provided that such extended amount shall not exceed
10% of the aggregate of the nominal amount of the
share capital of the Company in issue at the date of
passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUN YUAN STEEL INDUSTRY CO LTD
  TICKER:                N/A             CUSIP:     Y1626N104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 financial statements                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of endorsement and                               ISSUER          NO           N/A               N/A
guarantee and monetary loans

PROPOSAL #A.5: The investment in China Steel Sumikin                       ISSUER          NO           N/A               N/A
Vietnam Joint Stock Company

PROPOSAL #A.6: The proposal of transferring                                ISSUER          NO           N/A               N/A
investment in Shenzhen Chun Yuan Steel Industry Co.,
Ltd and Shenzhen Hongyuan Metal Industry Co., Ltd

PROPOSAL #A.7: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution:                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings: proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNG HUNG STEEL CO LTD
  TICKER:                N/A             CUSIP:     Y98400107
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business reports and                               ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of capital injection                             ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
shareholders meeting

PROPOSAL #B.2: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.3: Approve the proposal for the                                ISSUER          YES          FOR               FOR
distribution of 2008 profits or offsetting deficit

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B71.1: Elect China Steel Corp., Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No:192090, Representative: Chang Chia Chu as a

PROPOSAL #B71.2: Elect China Steel Corp., Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No:192090, Representative: Liu Chi Kang as a Director

PROPOSAL #B71.3: Elect China Steel Corp., Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No:192090, Representative: Liang Chi Hsiu as a

PROPOSAL #B71.4: Elect Hung Yi Investment                                  ISSUER          YES        AGAINST           AGAINST
Developement Corp., Shareholder No:173673,
Representative: Chen Tse Hao as a Director

PROPOSAL #B71.5: Elect Kuang Yao Investment                                ISSUER          YES        AGAINST           AGAINST
Developement Corp., Shareholder No:173674,
Representative: Chin Jung Cheng as a Director

PROPOSAL #B72.1: Elect Lung Yuna Investment                                ISSUER          YES        AGAINST           AGAINST
Developement Corp., Shareholder No:174102,
Representative: Chung Le Min as a Supervisor

PROPOSAL #B72.2: Elect Lung Yuna Investment                                ISSUER          YES        AGAINST           AGAINST
Developement Corp., Shareholder No:174102,
Representative: Lin Chung Yi as a Supervisor

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNG HWA PULP CORP
  TICKER:                N/A             CUSIP:     Y1612Y106
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: 2008 business reports                                       ISSUER          NO           N/A               N/A

PROPOSAL #1.2: 2008 audited reports reviewed by                            ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #2.1: Ratify the 2008 audited reports                             ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Ratify the 2008 earning distribution                        ISSUER          YES          FOR               FOR
proposal [proposed cash dividend: TWD 0.15/shares]

PROPOSAL #2.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
loan to other parties, endorsements and guarantees

PROPOSAL #3.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CHUNG-HSIN ELECTRIC & MACHINERY MFG CORP
  TICKER:                N/A             CUSIP:     Y1612A108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and the                        ISSUER          NO           N/A               N/A
2009 Business Plans

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The indirect investment in People's                         ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #A.5: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.88 per share

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA SANEAMENTO MINAS GERAIS SA
  TICKER:                N/A             CUSIP:     P28269101
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to take knowledge of the                             ISSUER          YES          FOR               FOR
Directors' accounts, to examine, discuss and the
financial statements for the FYE 31 DEC 2008

PROPOSAL #II.: Approve the allocation of the net                           ISSUER          YES        AGAINST           AGAINST
profit for the FYE on 31 DEC 2008, with the retention
 of part of the net profit for reinvestment, payment
of interest over own capital, to be imputed to the
amount of the minimum mandatory dividend

PROPOSAL #III.: Approve the investment plan of Copasa                      ISSUER          YES          FOR               FOR
 MG, under the terms of Article 196 2 of Federal Law
6404 76

PROPOSAL #IV.: Elect the Members of the Board of                           ISSUER          YES          FOR               FOR
Directors and Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIA SANEAMENTO MINAS GERAIS SA
  TICKER:                N/A             CUSIP:     P28269101
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Corporate Bylaws of the                            ISSUER          YES          FOR               FOR
Company, in accordance with, 1) Article 1 to Article
4, to adapt to the provisions of State Law Number
17945 of 22 DEC 2008, 2) Article 5, of the share
capital of the Company, arising from the conversion
of the debentures, second issuance, into common
shares, and 3) Article 21, Line 'R' so that it now
reads with the following wording Article 21 the Board
 of Directors has the power to Line 'R' propose for
discussion by the general meeting the distribution of
 dividends and/or interest on own capital and the
allocation to be given to the remaining balance of
the profits from each FY, this including the share of
 the employees in the profits

PROPOSAL #II.: Approve the COPASA MG Dividends Policy                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #III.: Approve to set the total annual                            ISSUER          YES          FOR               FOR
remuneration for the Members of the Board of
Directors, Finance Committee, and for the Executive
Committee

PROPOSAL #IV.: Approve the instatement of the bid                          ISSUER          YES          FOR               FOR
process for the contracting of the expansion and
improvement works of Estacao De Tratamento De Esgotos
 Da Bacia Do Ribeirao Arrudes ,Ete Arrudas, for the
average, secondary treatment capacity of 3.375m3/s,
in the amount of up to BRL 162,300,000.00

PROPOSAL #V.: Approve the negotiation and contracting                      ISSUER          YES          FOR               FOR
 of finance from the German Bank KFW, relating to the
 implementation of projects and services to treat the
 pollution at BACIA Do Rio Paraopeba, in the amount
of EUR 100,000,000.00, which, added to the counter
payment of the Company in the amount of EUR
20,000,000.00, constitute the amount of EUR
120,000,000.00

PROPOSAL #VI.: Approve the donation, by return, of                         ISSUER          YES          FOR               FOR
the following real estate improperly donated to the
Company lot 1 of block 3, in the neighborhood of
Veredas Da Serra, in Gouveia, in the state of Minas
Gerais

PROPOSAL #VII.: Approve the donation, by return, to                        ISSUER          YES          FOR               FOR
the municipality of Augusto De Lima, of the following
 real estate area of well c 02, easement strips for
well c 02 at highway BR 135, in Augusto De Lima,
state of Minas Gerais

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIE INDUSTRIELLE ET FINANCIERE D'INGENIERIE SA ING
  TICKER:                N/A             CUSIP:     F51723116
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.4: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES          FOR               FOR
auditors on agreements governed by article l.225-38
of the french commercial code, approves the agreement
 between ingenico and sagem securite,signed on 01 DEC
 2008

PROPOSAL #O.6: Approve the special report of the                           ISSUER          YES        AGAINST           AGAINST
audiitors on agreements governed by article l.255-38
of the french commercial code, approves the
exceptional remuneration in favour of Mr. jacques

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
operate on the Company's shares

PROPOSAL #O.8: Ratify the appointment of Mr. Emmanuel                      ISSUER          YES        AGAINST           AGAINST
 Mounier as a Board Member

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
use the delegations referred to the 10, 11 and 13
resolutions of the annual general assembly on 15 MAY
2008 to proceed, in accordance with the regulated
agreements referred to in Article L.255-136 of the
Commercial Code, to one or more issues of capital
stock without preferential subscription rights in an
offer referred to in II of Article L. 411-2 of the
monetary and financial code

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
use delegations and authorizations in force to
increase share capital during a public tender offer
for the Company's securities

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue shares subscription warrants to free
allocate to Company's shareholders during a public
tender offer for the Company's securities

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of shares

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
determine the effect of increasing the share capital
by issuing shares reserved for employees with
cancellation of preferential subscription rights in
favor of the latter

PROPOSAL #E.14: Amend the Article 12 of the Company's                      ISSUER          YES          FOR               FOR
 statute

PROPOSAL #E.15: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CIR COMPAGNIE INDUSTRIALI RIUNITE SPA, TORINO
  TICKER:                N/A             CUSIP:     T28980125
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2008, Board of Directors and Auditors report, any
 adjournment thereof

PROPOSAL #O.2: Approve to determine the Board of                           ISSUER          NO           N/A               N/A
Directors components and their appointment

PROPOSAL #O.3: Approve to renew the authorization to                       ISSUER          NO           N/A               N/A
buy and sell own shares

PROPOSAL #O.4: Approve the extraordinary Stock Option                      ISSUER          NO           N/A               N/A
 Plan for year 2009

PROPOSAL #O.5: Approve the Stock Option Plan for year                      ISSUER          NO           N/A               N/A
 2009

PROPOSAL #E.6: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
resolve to increase in share capital issuing bonds

PROPOSAL #E.7: Amend the Article 15 of Corporate By                        ISSUER          NO           N/A               N/A
Laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CLEVO CO LTD
  TICKER:                N/A             CUSIP:     Y1661L104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend:
50.43 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B81.1: Elect Mr. Hsu, Kun-Tai,                                   ISSUER          YES        AGAINST           AGAINST
ID/Shareholder No: F120704229 as a Director

PROPOSAL #B81.2: Elect Mr. Tsai, Ming-Hsien,                               ISSUER          YES        AGAINST           AGAINST
ID/Shareholder No: R103358311 as a Director

PROPOSAL #B81.3: Elect Mr. Hsu Lin, Fong-Chu,                              ISSUER          YES        AGAINST           AGAINST
ID/Shareholder No: F220408779 as a Director

PROPOSAL #B81.4: Elect Hua Tai Investment Limited,                         ISSUER          YES        AGAINST           AGAINST
ID/Shareholder No: 84705299, Representative: Mr. Yu,
Tien-Jung as a Director

PROPOSAL #B81.5: Elect Hua Tai Investment Limited,                         ISSUER          YES        AGAINST           AGAINST
ID/Shareholder No: 84705299, Representative: Mr. Lin,
 Mao-Kuei as a Director

PROPOSAL #B82.1: Elect Mr. Lu, Chin-Chung,                                 ISSUER          YES        AGAINST           AGAINST
ID/Shareholder No: F122978290 as a Supervisor

PROPOSAL #B82.2: Elect Dong Ling Investment Limited,                       ISSUER          YES        AGAINST           AGAINST
ID/Shareholder No: 35187543, Representative: Mr.
Chuang, Ming-Hui as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COCA-COLA ICECEK A S
  TICKER:                N/A             CUSIP:     M253EL109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the meeting

PROPOSAL #3.: Approve the activities and accounts of                       ISSUER          NO           N/A               N/A
2008 presenting the reports of Board Members,
Auditors and Independent Auditors, presenting
information about the information policy and
corporate governance adaptation

PROPOSAL #4.: Approve and deliberate the 2008 balance                      ISSUER          NO           N/A               N/A
 sheet and income statements

PROPOSAL #5.: Approve to absolve the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors for the Company's activities in

PROPOSAL #6.: Approve to absolve the Members of the                        ISSUER          NO           N/A               N/A
Auditors for the Company's activities in 2008

PROPOSAL #7.: Elect the Board Members and approve to                       ISSUER          NO           N/A               N/A
determine the service period and wages

PROPOSAL #8.: Elect the Auditors and approve to                            ISSUER          NO           N/A               N/A
determine their term in office and monthly gross
salaries

PROPOSAL #9.: Approve the profit distribution for                          ISSUER          NO           N/A               N/A
year 2008

PROPOSAL #10.: Approve to inform to the shareholders                       ISSUER          NO           N/A               N/A
about the donations and contributions to Foundations
and Organizations

PROPOSAL #11.: Approve to determine the salaries of                        ISSUER          NO           N/A               N/A
Board Members Mr. John Paul Sechi and Mr. Gerard A.
Reidy for the term 01 APR 2009 and 31 MAR 2010

PROPOSAL #12.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Commercial
 Code

PROPOSAL #13.: Elect the Independent Auditing Firm                         ISSUER          NO           N/A               N/A
elected by the Board of Directors according to the
rules of Capital Markets Board

PROPOSAL #14.: Wishes and Closing                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CODERE SA, MADRID
  TICKER:                N/A             CUSIP:     E3613T104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          YES          FOR               FOR
 of the Company [balance sheet, profit and loss
statement and notes], the Company Management report
of the CODERE, S.A. as of the consolidated group and
of the consolidated financial statements of for the
FYE on 31 DEC 2008

PROPOSAL #2.: Approve the Management and actions of                        ISSUER          YES          FOR               FOR
the Board of Directors during the FYE on 31 DEC 2008

PROPOSAL #3.: Re-elect the account Auditors for                            ISSUER          YES          FOR               FOR
Codere, S.A. as for the consolidated group

PROPOSAL #4.1: Re-elect Mr. D. Jose Antonio Martinez                       ISSUER          YES        AGAINST           AGAINST
Sampedro as a Managing Director

PROPOSAL #4.2: Re-elect Mr. D. Luis Javier Martinez                        ISSUER          YES        AGAINST           AGAINST
Sampredo as a Managing Director

PROPOSAL #4.3: Re-elect Mr. Dra Encarnacion Martinez                       ISSUER          YES        AGAINST           AGAINST
Sampredo as a Managing Director

PROPOSAL #4.4: Re-elect Mr. D. Jose Ramon Romero                           ISSUER          YES        AGAINST           AGAINST
Rodriguez as a Director

PROPOSAL #4.5: Re-elect Mr. D. Jose Ignacio Cases                          ISSUER          YES        AGAINST           AGAINST
Mendez as a Director

PROPOSAL #4.6: Re-elect Mr. D. Joseph Zappala as an                        ISSUER          YES        AGAINST           AGAINST
Independent Director

PROPOSAL #4.7: Re-elect Mr. D. Eugenio Vela Sastre as                      ISSUER          YES        AGAINST           AGAINST
 an Independent Director

PROPOSAL #4.8: Re-elect Mr. D. Juan Jose Zornoza                           ISSUER          YES        AGAINST           AGAINST
Perez as an Independent Director

PROPOSAL #5.: Grant authority to the acquisition of                        ISSUER          YES          FOR               FOR
own shares directly or indirectly

PROPOSAL #6.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COFIDE CIA FINANZIARIA DE BENEDETTI SPA, TORINO
  TICKER:                N/A             CUSIP:     T19404101
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors and the Auditors
report, any adjournment thereof

PROPOSAL #O.2: Approve the determination of Board of                       ISSUER          NO           N/A               N/A
Directors components and their appointment

PROPOSAL #O.3: Approve the proposal of renew the                           ISSUER          NO           N/A               N/A
authorization to buy and sell own shares

PROPOSAL #E.4: Amend the Article 9 of the Corporate                        ISSUER          NO           N/A               N/A
By-Laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COFINIMMO SICAFI SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B25654136
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the Auditors report                                  ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
allocation of income and dividends of EUR 6.37 per
share for preference shareholders and of EUR 7.80 per
 share for ordinary shareholders

PROPOSAL #4.: Receive the consolidated financial                           ISSUER          NO           N/A               N/A
statements and statutory reports

PROPOSAL #5.1: Approve the change of accounting                            ISSUER          NO           N/A               N/A
principles for retained earnings

PROPOSAL #5.2: Receive the information about the                           ISSUER          NO           N/A               N/A
change in accounting principles

PROPOSAL #6.: Grant discharge the Directors                                ISSUER          NO           N/A               N/A

PROPOSAL #7.: Grant discharge the Auditors                                 ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the clause of change of control                      ISSUER          NO           N/A               N/A
 regarding Pubstone Group

PROPOSAL #9.a: Elect Mr. Xavier De Walque as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #9.b: Re-elect Mr. Vincent Doumier as a                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #9.c: Re-elect Mr. Gaetan Hannecart as an                         ISSUER          NO           N/A               N/A
Independent Director

PROPOSAL #9.d: Re-elect Mr. Baudouin Velge as an                           ISSUER          NO           N/A               N/A
Independent Director

PROPOSAL #10.: Transact other Business                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLLINS STEWART PLC, LONDON
  TICKER:                N/A             CUSIP:     G4936L107
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the report on Directors'                             ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #3.: Declare a final dividend of 1.3p per                         ISSUER          YES          FOR               FOR
share

PROPOSAL #4.: Elect Mr. Mark Brown as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Mr. Terry Smith as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Mr. Keith Hamill as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-appoint Mr. Paul Baines as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #10.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.11: Approve to disapply pre-emption rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve to call general meetings                           ISSUER          YES          FOR               FOR
other than an AGM on 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COLT TELECOM GROUP SA, LUXEMBOURG
  TICKER:                N/A             CUSIP:     L18842101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors on the consolidated and the unconsolidated
financial statements and annual accounts of the
Company for the FYE 31 DEC 2008

PROPOSAL #2.: Receive the consolidated and the                             ISSUER          NO           N/A               N/A
unconsolidated financial statements and annual
accounts of the Company for the FYE 31 DEC 2008 and
the Independent Auditors' reports thereon

PROPOSAL #3.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statements and the annual accounts of the Company for
 the FYE 31 DEC 2008

PROPOSAL #4.: Approve the unconsolidated financial                         ISSUER          NO           N/A               N/A
statements and annual accounts of the Company for the
 FYE 31 DEC 2008

PROPOSAL #5.: Approve the results of the Company for                       ISSUER          NO           N/A               N/A
the FYE 31 DEC 2008 by allocation of the annual net
loss to the carry forward account

PROPOSAL #6.: Approve the Directors' remuneration                          ISSUER          NO           N/A               N/A
report for the FYE 31 DEC 2008

PROPOSAL #7.: Grant discharge to the Directors and                         ISSUER          NO           N/A               N/A
the Independent Auditors for the FYE 31 DEC 2008

PROPOSAL #8.: Re-elect Mr. Andreas Barth as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #9.: Re-elect Mr. Tony Bates as a Director                        ISSUER          NO           N/A               N/A

PROPOSAL #10.: Re-elect Mr. Rakesh Bhasin as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #11.: Re-elect Mr. Vincenzo Damiani as a                          ISSUER          NO           N/A               N/A
Director

PROPOSAL #12.: Re-elect Mr. Hans Eggerstedt as a                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #13.: Re-elect Mr. Mark Ferrari as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #14.: Re-elect Mr. Gene Gabbard as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #15.: Re-elect Mr. Simon Haslam as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #16.: Re-elect Mr. Robert Hawley as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #17.: Re-elect Mr. Tim Hilton as a Director                       ISSUER          NO           N/A               N/A

PROPOSAL #18.: Re-elect Mr. Frans Van Den Hoven as a                       ISSUER          NO           N/A               N/A
Director

PROPOSAL #19.: Re-elect Mr. Richard Walsh as a                             ISSUER          NO           N/A               N/A
Director
PROPOSAL #20.: Re-appoint PricewaterhouseCoopers                           ISSUER          NO           N/A               N/A
S.a.r.l, as the Independent Auditors of the Company,
to hold office until the conclusion of the next AGM

PROPOSAL #21.: Authorize the Directors to determine                        ISSUER          NO           N/A               N/A
the remuneration of the Independent Auditors

PROPOSAL #22.: Authorize the Company to make market                        ISSUER          NO           N/A               N/A
purchases of its ordinary shares of EUR 0.50 each on
the London Stock Exchange the conditions set out
under the Article 49-2 of the Law of 10 AUG 1915 on
Commercial Companies as amend to the following
conditions; (a) the maximum aggregate number of
ordinary share which may be purchased is 68,052,757;
(b) ordinary shares may not be purchased on the
London Stock Exchange at a price which is more than
5% above the average of the middle market quotations
for the ordinary shares, as taken from the London
Stock Exchange Daily Official List for the 5 business
 days preceding the date of purchase or which is less
 than EUR 0.50 per ordinary shares; [Authority shall
expire no later than 15 months from the date of the
conclusion of the 2009 AGM of the Company], the
Company may before such expiry enter into a contract
of purchase under which such purchase may be
completed or executed wholly or partly after the
expiration of this authority

PROPOSAL #23.: Amend the rules of the COLT Telecom                         ISSUER          NO           N/A               N/A
Group S.A. Share Grant Plan as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMDIRECT BANK AG, QUICKBORN
  TICKER:                N/A             CUSIP:     D1548W102
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code, as well as the corporate governance
 and remuneration report for the 2008 FY

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 57,900,534.15 as follows:
payment of a dividend of EUR 0.41 per no-par share
ex-dividend and payable date: 07 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: PricewaterhouseCoopers AG, Hamburg

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2010 interim report: PricewaterhouseCoopers AG,

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares for trading purposes the Company shall be
 authorized to acquire own shares, at a price not
deviating more than 10% from the market price of the
shares, on or before 31 OCT 2010, the trading
portfolio of shares acquired for such purpose shall
not exceed 5% of the share capital at the end of any
given day

PROPOSAL #8.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 31 OCT 2010,
 the Board of Managing Directors shall be authorized
to sell the shares on the stock exchange or to offer
them to all shareholders, to dispose of the shares in
 a manner other than the stock exchange or an offer
to all shareholders if the shares are sold at a price
 not materially below their market price, to use the
shares for acquisition purposes or as employee
shares, or within the scope of the Company's Stock
Option Plan 2000, to offer the shares to holders
conversion or option rights, and to retire the shares

PROPOSAL #9.: Approval of the use of derivatives                           ISSUER          NO           N/A               N/A
[call and put options] for the purpose of acquiring
own shares of up to 5% of the Company's share capital
 as per item 8

PROPOSAL #10.: Resolution on the creation of                               ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association, the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 70,000,000 through t he issue of new
bearer no-par share s against contributions in cash
and/or kind, on or before 05 MAY 2014 [authorized
capital 2009], shareholders shall be granted
subscription rights except for residual amounts, for
the issue of shares against contributions in kind,
for a capital increase of up to 10% of the share
capital and in order to grant such rights to holders
of convertible and/or option rights

PROPOSAL #11.: Elections to the Supervisory Board: a)                      ISSUER          NO           N/A               N/A
 Mr. Frank Annuscheit; b) Dr. Achim Kassow; c) Mr.
Klaus Mueller-Gebel; d) Mr. Martin Zielke

PROPOSAL #12.: Amendment to Section 18[2]3 of the                          ISSUER          NO           N/A               N/A
Articles of Association in respect of proxy-voting
instructions being issued in writing if they are not
issued to a financial institution or shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAGNIE D'ENTREPRISES CFE SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B27818135
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors and the Auditor

PROPOSAL #2.: Approve the annual accounts                                  ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the consolidated accounts                            ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the dividend                                         ISSUER          NO           N/A               N/A

PROPOSAL #5.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors
PROPOSAL #6.: Grant discharge to the Auditor                               ISSUER          NO           N/A               N/A

PROPOSAL #7.A: Approve to renew the mandate of Mr.                         ISSUER          NO           N/A               N/A
Francioli

PROPOSAL #7.B: Approve to renew the mandate of Mr.                         ISSUER          NO           N/A               N/A
Labeyrie

PROPOSAL #7.C: Approve to renew the mandate of Mr.                         ISSUER          NO           N/A               N/A
Bentegeat

PROPOSAL #7.D: Approve to nominate Mr. Delusinne as a                      ISSUER          NO           N/A               N/A
 Director

PROPOSAL #7.E: Approve to nominate Mr. Steyaert as a                       ISSUER          NO           N/A               N/A
Director

PROPOSAL #8.: Amend the Article 14bis of the status                        ISSUER          NO           N/A               N/A

PROPOSAL #9.: Amend the Article 11bis of the status                        ISSUER          NO           N/A               N/A

PROPOSAL #10.: Amend the Article 18 of the status                          ISSUER          NO           N/A               N/A

PROPOSAL #11.: Amend the Article 27 of the status                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPAGNIE MARITIME BELGE SA
  TICKER:                N/A             CUSIP:     B2878R129
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                           ISSUER          NO           N/A               N/A
Directors and of the Joint Statutory Auditors for the
 FY closed at 31 DEC 2008

PROPOSAL #2.: Approve the annual accounts for the FY                       ISSUER          NO           N/A               N/A
closed at 31 DEC 2008, prepared by the Board of
Directors

PROPOSAL #3.: Approve, the profit to be allocated is                       ISSUER          NO           N/A               N/A
distributed as follows: gross dividend [before
withholding tax]: EUR 78,400,000.00; to the other
reserves: EUR 26,719.90; to be carried forward: EUR
340,752,494.42 total: EUR 419,179,214.32 the dividend
 will be made payable as from 18 MAY 2009

PROPOSAL #4.: Grant Discharge to the current                               ISSUER          NO           N/A               N/A
Directors of the Company: Mrs. Virginie Saverys and
Messrs. Marc Saverys, Ludwig Criel, Benoit
Timmermans, Etienne Davigno, Thomas Leysen, Jean
Peterbroeck, Alexander Saverys, Nicolas Saverys and
Eric Verbeeck, for any liability arising from the
carrying out of their mandate in the course of the FY

PROPOSAL #5.: Grant discharge to the Joint Statutory                       ISSUER          NO           N/A               N/A
Auditor's of the Company, consisting of KPMG
Bedrijfsrevisoren represented by Mr. Serge Cosijns
[partner], and of Helga Platteau Bedrijfsrevisor BVB
a represented by Mrs. Helga Platteau [permanent
representative], for any liability arising from the
carrying out of their mandate in the course of the FY
 under revision

PROPOSAL #6.A: Appoint Mr. Marc Saverys as a                               ISSUER          NO           N/A               N/A
Director, for a period of 3 years expiring
immediately after the shareholders' meeting of 2012

PROPOSAL #6.B: Appoint Mr. Lud Wig Criel as a                              ISSUER          NO           N/A               N/A
Director, for a period of 3 years expiring
immediately after the shareholders' meeting of 2012

PROPOSAL #6.C: Appoint Mr. Alexander Saverys as a                          ISSUER          NO           N/A               N/A
Director, for a period of 3 years expiring
immediately after the shareholders' meeting of 2012

PROPOSAL #7.: Approve, every Director receives a                           ISSUER          NO           N/A               N/A
fixed annual fee of EUR 25,000 for the carrying out
of their mandate, the Chairman receives EUR 75,000,
every Director also receives an attendance fee of EUR
 5,000 per Board meeting attended every Member of the
 Audit Committee receives a fixed annual fee of EUR
12,500 and the Chairman of the Audit Committee
receives EUR 25,000 every Member of the nomination
and remuneration Committee receives a fixed annual

PROPOSAL #8.: Approve, as from 01 JAN 2009 the amount                      ISSUER          NO           N/A               N/A
 of the fees paid to the Joint Auditors is fixed at
EUR 88,936 year for the review of the statutory
accounts and at EUR 199,685 year for the consolidated

PROPOSAL #9.: Update on the compliance with the                            ISSUER          NO           N/A               N/A
Belgian Corporate Governance Code

PROPOSAL #10.: Miscellaneous                                               ISSUER          NO           N/A               N/A

PROPOSAL #11.: Approve to renew the authorization to                       ISSUER          NO           N/A               N/A
acquire and sell own shares, as approved by the
extraordinary shareholders' meeting of 13 MAY 2008,
as follows: to authorize the Board of Directors of
the Company and its direct subsidiaries to acquire,
in accordance with the conditions of the Law, with
available assets within the meaning of Article 617 of
 the Code of Companies, for a period of 5 years as
from the date of the EGM which approved this
proposal, through the stock exchange, the maximum
amount permitted by the Code of Companies - of the
existing shares of the Company at a price per share
equal to the average of the last 5 closing prices of
the CMB share on Euronext Brussels before the
acquisition increased by maximum 20% or decreased by
maximum 20%, where all shares already purchased by
the Company and its direct subsidiaries need to be
taken into account to sell the acquired shares of the
 Company in accordance with the conditions of the
Law, for a period of 6 years as from the date of the
EGM which approved this proposal, through the stock
exchange, at a price per share equal to the average
of the last 5 closing prices of the CMB share on
Euronext Brussels before the sale, increased by
maximum 20% or decreased by maximum 20%

PROPOSAL #12.A: Approve, the Board of Directors sets                       ISSUER          NO           N/A               N/A
up an Audit Committee in its midst and under its
responsibility the composition of the Audit
Committee, the powers, tasks and working procedure
should comply with the provisions of article 526 BIS
Code of Companies

PROPOSAL #12.B: Approve, the Board of Directors has                        ISSUER          NO           N/A               N/A
the power to set up in its midst and under its
responsibility Additional Advisory Committees, such
as a nomination and remuneration Committee the Board
decides on the composition, power, tasks and, if
necessary, the remuneration of these Committees and
determines their working procedures

PROPOSAL #13.: Approve the replacement of paragraphs                       ISSUER          NO           N/A               N/A
5 and 7 of Article 14 of the Co-ordinated Articles by
 the following text : the notifications referred to
above should be addressed to the banking, finance and
 insurance commission and the Company, preferably
electronically, the content of the notifications and
the legal time limits within which the notifications
should be made, as well as the applicable legal
instructions are subject to the provisions of the
transparency Law of 02 MAY 2007 and its implementing
decrees

PROPOSAL #14.: Co-ordination of the Articles of                            ISSUER          NO           N/A               N/A
Association

PROPOSAL #15.: Authorization to the Board of                               ISSUER          NO           N/A               N/A
Directors to execute the decisions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPEQ MANUFACTURING CO LTD
  TICKER:                N/A             CUSIP:     Y1690B101
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To the 2008 business operations                             ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To the 2008 audited reports                                 ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To the status of endorsement and                            ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #A.4: To the status of local secured                              ISSUER          NO           N/A               N/A
convertible Bonds

PROPOSAL #A.5: To the status of buyback treasury stock                     ISSUER          NO           N/A               N/A

PROPOSAL #A.6: To the indirect investment in people's                      ISSUER          NO           N/A               N/A
 republic of china

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
Monetary Loans

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COMPUTACENTER PLC, HATFIELD HERTFORDSHIRE
  TICKER:                N/A             CUSIP:     G23356127
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 31 DEC 2008, together with the reports of the
Director and the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare and approve the final dividend                       ISSUER          YES          FOR               FOR
of 5.5 pence per ordinary share

PROPOSAL #4.a: Re-elect Mr. P.W. Hulme as a Non-                           ISSUER          YES          FOR               FOR
Executive Director, who retires in accordance with
the combined code having been in office for an
continuous period of more than 9 years

PROPOSAL #4.b: Re-elect Mr. G.H. Lock as a Non-                            ISSUER          YES          FOR               FOR
Executive Director of the Company, who retires in
accordance with the combined code having been
appointed since the last AGM

PROPOSAL #4.c: Re-elect Mr. P.J. Ogden as a Non-                           ISSUER          YES          FOR               FOR
Executive Director, who retires in accordance with
the combined code having been in office for an
continuous period of more than 9 years

PROPOSAL #4.d: Re-elect Mr. J. Ormerod as a Non-                           ISSUER          YES          FOR               FOR
Executive Director of the Company, who retires by
rotation

PROPOSAL #5.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditor, until the conclusion of the next general
meeting at which account are laid before the Company

PROPOSAL #6.: Authorize the Director to determine the                      ISSUER          YES          FOR               FOR
 Auditors' remuneration

PROPOSAL #7.: Approve that the authority to allot                          ISSUER          YES          FOR               FOR
relevant securities conferred on the Directors by
Article 9.2 of the Company's Articles of Association
be renewed for the period ending on the date of the
AGM in 2010 and for such period the section 80 amount
 shall be GBP 3,061,325 representing a maximum of
51,022,080 ordinary shares of 6p each

PROPOSAL #S.8: Approve that, subject passing of                            ISSUER          YES          FOR               FOR
Resolution 7 above, the power to allot equity
securities for cash conferred on the Directors by
Article 9.3 of the Company's Articles of Association
be renewed for the period referred to in such
resolution and for such period the Section 89 amount
shall be GBP 459,199 representing a maximum on
7,653,312 ordinary shares of 6p each

PROPOSAL #S.9: Authorize the Company, for the                              ISSUER          YES          FOR               FOR
purposes of Section 166 of the Companies Act 1985, to
 make market purchases [Section 163 of that Act] of
ordinary shares of 6p each [ordinary shares] of
15,306,624 ordinary shares of 6p each in the capital
of the Company [ordinary shares] provided that, at a
minimum price which may be paid for a ordinary share
is 6p; the maximum price which may pay be paid for an
 ordinary share is an amount equal to 105% of the
average of the middle market quotations for and
ordinary share as derived from London Stock Exchange
Daily official List for the 5 business days
immediately preceding the day on which that ordinary
share is purchased; or the price stipulated by
Articles 5(1) of the buy-back and stabilization
regulation 2003 ; [Authority expires at the
conclusion of the AGM of the Company held in 2010];
and the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.10: Approve that the general meeting                           ISSUER          YES          FOR               FOR
[other than an AGM] may be called on not less than 14
 clear days notice and that this authority shall
expire at the conclusion of the AGM of the Company
held in 2010

PROPOSAL #11: Approve that the limit on individual                         ISSUER          YES          FOR               FOR
participation under the Computacenter Performance
Share Plan 2005 be increased so that the initial
market value of the shares subject to an award shall
not exceed 2 times the participants basic annual
salary or in exceptional circumstances 3 times the
participant's basic salary at he time the award is

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONERGY AG, HAMBURG
  TICKER:                N/A             CUSIP:     D1607X108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report and the report of
 the Board of Managing Directors pursuant to Sections
 289[4] and 315[4] of the German Commercial Code

PROPOSAL #2.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report and the report of
 the Board of Managing Directors pursuant to Sections
 289[4] and 315[4] of the German Commercial Code

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors during the 2008 FY

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board during the 2008 FY

PROPOSAL #5.1: Ratification of the acts of individual                      ISSUER          NO           N/A               N/A
 members of the Board of Managing Directors during
the 2007 FY; the acts of Mr. Hans-Martin Rueders
shall not be ratified

PROPOSAL #5.2: Ratification of the acts of individual                      ISSUER          NO           N/A               N/A
 members of the Board of Managing Directors during
the 2007 FY; the acts of Mr. Heiko Piossek shall not
be ratified

PROPOSAL #5.3: Ratification of the acts of individual                      ISSUER          NO           N/A               N/A
 members of the Board of Managing Directors during
the 2007 FY; the acts of Mr. Nikolaus Krane shall not
 be ratified

PROPOSAL #5.4: Ratification of the acts of individual                      ISSUER          NO           N/A               N/A
 members of the Board of Managing Directors during
the 2007 FY; the acts of Mr. Edmund Stassen shall not
 be ratified

PROPOSAL #5.5: Ratification of the acts of individual                      ISSUER          NO           N/A               N/A
 members of the Board of Managing Directors during
the 2007 FY; the acts of Mr. Christian Langen shall
not be ratified

PROPOSAL #5.6: Ratification of the acts of individual                      ISSUER          NO           N/A               N/A
 members of the Board of Managing Directors during
the 2007 FY; the acts of Mr. Albert Christian
Edelmann shall not be ratified

PROPOSAL #6.A: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Klaus-Joachim Wolfgang Krauth

PROPOSAL #6.B: Elections To The Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Norbert Schmelzle

PROPOSAL #6.C: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Carl Ulrich Andreas De Maiziere

PROPOSAL #6.D: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Bernhard Milow

PROPOSAL #7.: Appointment of Auditors: a) for the                          ISSUER          NO           N/A               N/A
2009 FY: Deloitte + Touche Gmbh, Munich b) for the
interim report and the interim half-year financial
statements: Deloitte +Touche Gmbh, Munich

PROPOSAL #8.: Resolution on the creation of a new                          ISSUER          NO           N/A               N/A
authorized capital and the corresponding amendment to
 the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to increase the Company's
share capital by up to EUR 100,000,000 through the
issue of new bearer shares against payment in cash
and/or kind, on or before 9 JUN 2014 [authorized
capital 2009] shareholders shall be granted
subscription right except for residual amounts,
satisfying convertible and/or option rights, a
capital increase against payment in cash for up to
10% of the Company's share capital if the shares are
issued at a price not materially below the market
price of the shares, and for a capital increase
against payment in kind if the new especially if the
shares are used in connection with mergers and

PROPOSAL #9.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
grant convertible bonds or warrants, participating or
 profit-sharing rights, the creation of a contingent
capital and the corresponding amendment to the
Articles of Association: the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board to grant bearer or registered
convertible bonds or warrants, participating or
profit-sharing rights or a combination of these
instruments of up to EUR 1,300,000,000, conferring
option or conversion rights for bearer no-par shares
of the company, on or before 09 JUN 2014; the Board
of Managing Directors shall be authorized, with the
consent of the Supervisory Board, to exclude
shareholders' subscription rights for residual
amounts, bonds conferring convertible or option
rights for up to 10% of the Company's share capital
against payment in cash at a price not materially
below the market price of the shares, and
participating or profit-sharing rights with
debenture-like features; the Company's share capital
shall be increased by up to EUR 199,044,464 through
the issue of up to 199,044,464 new bearer shares,
insofar as option or convertible rights are exercised

PROPOSAL #10.: Approval of the profit transfer                             ISSUER          NO           N/A               N/A
agreement with the Company's wholly owned subsidiary
mounting systems Gmbh, effective retroactively from
01 JAN 2009 with a duration of at least 5 years

PROPOSAL #11.: Resolution on the remuneration for the                      ISSUER          NO           N/A               N/A
 Supervisory Board and the corresponding amendments
to Section 13 of the Articles of Association: the
fixed annual remuneration for each member of the
Supervisory Board shall be increased from EUR 16,500
to 25,000 each member of the Supervisory Board shall
receive an attendance fee of EUR 1,000 for every
meeting of the Supervisory Board attended; the
existing attendance fee per each committee meeting of
 the Supervisory Board for each member attending
shall be increased from EUR 500 to EUR 1,000 the
limit of the variable remuneration for each member of
 the Supervisory Board shall be expanded from EUR
11,000 to EUR 30,000 per year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONFAB INDUSTRIAL SA
  TICKER:                N/A             CUSIP:     P3070V103
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To examine, discuss and vote upon the                        ISSUER          NO           N/A               N/A
Board of Directors annual report, the financial
statements for the FYE 31 DEC 2008

PROPOSAL #B.: To decide on the allocation of the                           ISSUER          NO           N/A               N/A
result of the FY and on the distribution of
dividends, proposal from the Board of Directors
payment of dividends in the amount of BRL 78,000,0
00.000, equivalent to approximately BRL 0.21806 per
share, in addition to the interest on own capital

PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #D.: To set the global remuneration of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Executive Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONSORCIO ARA S A DE C V
  TICKER:                N/A             CUSIP:     P3084R106
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the reports that are referred                        ISSUER          YES          FOR               FOR
to in Article 28, Part IV, of the Securities Market
Law, including the presentation of the financial
statements of the Company for the FY that ended on 31

PROPOSAL #II.: Receive the report concerning                               ISSUER          YES          FOR               FOR
compliance with the tax obligations of the Company,
in accordance with the applicable legal provisions

PROPOSAL #III.: Approve the allocation of profits                          ISSUER          YES          FOR               FOR

PROPOSAL #IV.: Approve the designation or                                  ISSUER          YES          FOR               FOR
ratification of the Members of the Board of Directors
 as well as the Secretary and Vice Secretary of the
Company, resolution concerning the Management and
remuneration of the mentioned people

PROPOSAL #V.: Approve the designation or ratification                      ISSUER          YES          FOR               FOR
 of the Chairperson of the Audit Committee

PROPOSAL #VI.: Approve the designation or                                  ISSUER          YES          FOR               FOR
ratification of the Chairperson of the Corporate

PROPOSAL #VII.: Approve the maximum amount of funds                        ISSUER          YES          FOR               FOR
that may be allocated for the acquisition of own
shares, under the terms of that which is provided in
Article 56, Part IV, of the Securities Market Law,
and presentation of the of the report concerning the
policies and agreements adopted by the Board of
Directors of the Company, in relation to the purchase
 and sale of these shares

PROPOSAL #VIII.: Receive the report concerning the                         ISSUER          YES          FOR               FOR
policies for the carrying out of operations involving
 the purchase and sale of shares of the Company by
certain related people, and the outline for
delivering information

PROPOSAL #IX.: Approve the designation of the special                      ISSUER          YES          FOR               FOR
 delegates of the general meeting for the execution
and formalization of its resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES SA CAF,
  TICKER:                N/A             CUSIP:     E31774115
  MEETING DATE:          6/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual annual financial                      ISSUER          YES          FOR               FOR
 statements of the Company and the consolidated group
 for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the proposal for the allocation                      ISSUER          YES          FOR               FOR
 of profits/losses and the distribution of dividends
for the FYE 31 DEC 2008

PROPOSAL #3.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
the express power of delegation, for the derivative
acquisition of the Company's own shares

PROPOSAL #4.: Re-elect the Councils                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect the Account Auditors                                ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the delegation of powers to                          ISSUER          YES          FOR               FOR
formalize and execute all resolutions adopted by the
shareholders at the general shareholders' meeting,
for conversion thereof into a public instrument and
for the interpretation, correction and
supplementation thereof or further elaboration
thereon until the required registrations are made

PROPOSAL #7.: Approve the minute                                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONTINENTAL ENGINEERING CORPORATION
  TICKER:                N/A             CUSIP:     Y17471106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee in year 2008

PROPOSAL #A.2: To the status of 2008 buyback treasury                      ISSUER          NO           N/A               N/A
 stock

PROPOSAL #B.1: Receive the 2008 business reports,                          ISSUER          YES          FOR               FOR
financial statements and audited reports

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.35 per share

PROPOSAL #B.3: Approve to revise to the Articles of                        ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONTROLADORA COMERCIAL MEXICANA SAB DE CV
  TICKER:                N/A             CUSIP:     P3097R168
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Articles 19, 20 from Article                       ISSUER          YES        AGAINST           AGAINST
22 through to Article 25 of the Corporate Bylaws of
the Company; revocation and granting of powers;
resolutions in this regard

PROPOSAL #II.: Approve the parent Company Commercial                       ISSUER          YES        AGAINST           AGAINST
Mexicana S.A.B DE C.V. to absorb by vertical merger
its subsidiary called Mercandia S.A. DE C.V,
approving if relevant the bases of the merger

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONTROLADORA COMERCIAL MEXICANA SAB DE CV
  TICKER:                N/A             CUSIP:     P3097R168
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the annual reports concerning                        ISSUER          YES          FOR               FOR
the activities carried out by the Audit Committee,
and the Corporate Practices Committee, as well as the
 report from the Board of Directors concerning the
operations and activities in which it intervened
during the fiscal year that ended on 31 DEC 2008;
presentation of the report from the Chief Executive
Officer of the Group for the fiscal year that ended
on 31 DEC 2008, presentation of the individual and
consolidated financial statements of the parent
Company Commercial Mexican S.A. DE C.V., prior
reading of the opinion from the Outside Auditor, of
the opinion concerning the content of the mentioned
report from the Board of Directors and the report
from the Board of Directors that is referred to in
Item [b] of Article 172 of the General Mercantile
Companies law; report of transactions for the
purchase and placement of our own shares, and report
on compliance with tax obligations; resolutions
concerning the information presented and of the acts
carried out by the Board of Directors, its
Committees, the Chief Executive Officer and the

PROPOSAL #II.: Approve the determination concerning                        ISSUER          YES          FOR               FOR
the allocation for the purchase of own shares during
the current FY

PROPOSAL #III.: Approve the nomination or                                  ISSUER          YES        AGAINST           AGAINST
ratification if relevant of the Members who form the
Board of Directors, and its Executive Committee,
including the designation of its Chairperson, as well
 as the nomination and qualification of the
Independence of the Members who will form and those
who will chair the Audit Committee and the Corporate
Practices Committee, nomination or ratification of
the Secretary, as well as the determination of the
remuneration of all of the same

PROPOSAL #IV.: Approve the designation of the special                      ISSUER          YES          FOR               FOR
 delegates who are responsible for carrying out the
measures and acts that are made necessary to achieve
the full formalization of the resolutions that are
passed

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CONWERT IMMOBILIEN INVEST SE, WIEN
  TICKER:                N/A             CUSIP:     A1359Y109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 as of 31 DEC 2008 including notes and management
report, the consolidated financial statements
according to IFRS as of 31 DEC 2008 including the
notes and management report, and the report of the
administrative Board in accordance with Section 41
Para 3 of the Austrian Societas Europaea Act (SE-
Act), as well as the presentation of the annual
report of the administrative Board pursuant to
Section 58 of the SE-Act

PROPOSAL #2.: Approve the appropriation of                                 ISSUER          NO           N/A               N/A
accumulated profit of the FY 2008

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
administrative Board for the FY 2008

PROPOSAL #4.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Executive Board for the FY 2008

PROPOSAL #5.: Appoint the Auditor of the annual                            ISSUER          NO           N/A               N/A
financial statements and the consolidated financial
statements for the FY 2009

PROPOSAL #6.: Elect the Administrative Board Members                       ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the remuneration of the Members                      ISSUER          NO           N/A               N/A
 of the first Administrative Board of the Company

PROPOSAL #8.: Approve the remuneration of the Members                      ISSUER          NO           N/A               N/A
 of the Administrative Board for the current FY and
future FY

PROPOSAL #9.: Authorize the Administrative Board in                        ISSUER          NO           N/A               N/A
accordance with Section 174 Para 3 in conjunction
with Section 174 Para 2 of the Stock Corporation Act
(AktG) analogously, to issue, within 5 years from the
 adoption of this resolution, thus until 26 MAY 2014,
 jouissance right capital in the form of debenture-
like rights, shareholder beneficial rights or other
forms, however, without exchange, conversion,
subscription or other rights that entitle jouissance
right holders to acquire shares of the Company, at a
nominal value of a maximum of EUR 400 million in 1 or
 several tranches and maintaining the subscription
rights of shareholders, and to determine all further
conditions regarding jouissance right capital as well
 as the issue of jouissance shares

PROPOSAL #10.a: Authorize the Administrative Board,                        ISSUER          NO           N/A               N/A
applicable for 30 months from the day of the adoption
 of the resolution, in accordance with Section 65
Para 1 (8)and Para 1a and 1b of the Stock Corporation
 Act (AktG) for the acquisition of treasury shares of
 the Company up to 10% of the Company's share
capital, with the lowest value to be paid when
repurchasing amounting EUR 1.00 and the highest value
 to be paid when repurchasing amounting to EUR 10.00,
 as well as for determining the repurchasing
conditions, where the administrative Board shall
publish the resolution by the administrative Board
and the respective repurchasing programme based on it
 (respectively), including its duration in accordance
 with legal provisions; the authorization may be
exercised completely or partially, or in several
parts and in pursuit of 1 or several purposes, by the
 Company, a subsidiary (Section 228 Para. 3 of the
Austrian Commercial Code (UGB)) or by a third party
for the account of the Company; trading treasury
shares is excluded as a purpose of acquisition

PROPOSAL #10.b: Authorize the Administrative Board to                      ISSUER          NO           N/A               N/A
 withdraw the shares acquired on the basis of the
resolution pursuant to item 10.a) of the agenda
without any further resolution by the AGM (including
authorization of the administrative Board of the
Company to resolve on amendments to the Articles of
Association of the Company which result from- 3 -the
withdrawal of such shares), or to sell them again and
 to determine the conditions of sale; the
authorization may be exercised completely or in
several parts and in pursuit of 1 or several purposes
 by the Company, a subsidiary(Section 228 Para 3 of
the Commercial Code (UGB)) or by a third party for
the account of the Company

PROPOSAL #10.c: Authorize the Administrative Board,                        ISSUER          NO           N/A               N/A
valid for a duration of 5 years from the day of the
adoption of the resolution, in accordance with
Section 65 Para 1b AktG, to resolve on a legally
admissible manner of selling treasury shares other
than via the stock exchange or a public tender offer
for the sale of treasury shares, also excluding
repurchasing rights of shareholders, and to determine
 the conditions of sale

PROPOSAL #11.1: Amend Section 8 of the Articles of                         ISSUER          NO           N/A               N/A
Association, so that Section 8 will read as follows:
the Members of the administrative Board shall
maintain silence regarding matters of the Company, in
 particular regarding Company and business secrets;
Section 84 AktG and Section 99 AktG shall be
applicable mutatis mutandis

PROPOSAL #11.2: Amend Section 8 of the Articles of                         ISSUER          NO           N/A               N/A
Association, so that Section 8 will read as follows:
the Administrative Board shall be authorized to
release Members of the administrative Board from the
prohibition of competition of Section 79 AktG in
individual cases, in which case the relevant
administrative Board Member shall not be entitled to
vote

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COOKSON GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G24108212
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and accounts                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Re-elect Mr. Mike G. Butterworth                             ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Jeff L. Hewitt                                  ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Robert B. Beeston                               ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #7.: Approve the remuneration of the Auditor                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Grant authority for the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
under a general authority up to aggregate nominal
amount of GBP 92,130,030 and an additional amount
pursuant to a rights issue of up to GBP 92,130,030

PROPOSAL #S.9: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to aggregate nominal amount of GBP

PROPOSAL #S.10: Grant authority to make Market                             ISSUER          YES          FOR               FOR
Purchases of 276,390,090 Ordinary Shares of 10 Pence
each or 27,639,009 Ordinary Shares of GBP 1 each if
Resolution 13 is passed

PROPOSAL #11.: Authorize the Company and its                               ISSUER          YES          FOR               FOR
Subsidiaries to make EU Political Donations to
Political Parties, and/or Independent Election
Candidates, to Political Organizations other than
Political Parties and to incur EU Political
expenditure up to GBP 100,000

PROPOSAL #S.12: Grant authority to call a general                          ISSUER          YES          FOR               FOR
meeting on 14 clear days notice

PROPOSAL #13.: Approve to consolidate all unissued                         ISSUER          YES          FOR               FOR
ordinary shares into new ordinary shares on the basis
 of 10 ordinary shares for 1 Unissued new ordinary
share consolidate all issued ordinary shares into new
 ordinary shares on the basis of 10 ordinary shares
for 1 new ordinary share

PROPOSAL #S.14: Grant authority to amend the Articles                      ISSUER          YES          FOR               FOR
 of Association with effect from 01 OCT 2009

PROPOSAL #15.: Grant authority to revoke any deemed                        ISSUER          YES          FOR               FOR
limit as to the amount of shares that can be allotted

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSCO INTERNATIONAL HOLDINGS LIMITED
  TICKER:                N/A             CUSIP:     G8114Z101
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, [a] the conditional                      ISSUER          YES          FOR               FOR
 Share transfer agreement dated 03 MAR2009 [as
defined in the circular of the Company dated 24 MAR
2009 [the Circular], as specified, made between New
Renown Limited [New Renown] as the purchaser and
COSCO Trading and Supply Investments Limited [COSCO
Trading] as the vendor in relation to the acquisition
 of 15,840,000 shares of HKD 1 each in the share
capital of Double Rich Limited [Double Rich], as
specified and all transactions contemplated there
under and in connection therewith and any other
ancillary documents [including but not limited to the
 entering into of the new shareholders agreement as
specified and all transactions contemplated there
under]; [b] the provision of security and/or
collaterals by the Company and/or its
subsidiary[I.E.S.] [the Group] in favour of the
relevant banking institutions [the Relevant Banks]
towards Double Rich's liabilities/indebtedness under
the facilities as specified as the Board of Directors
 of the Company considers expedient, necessary or
desirable, including without limitation, the
provision of corporate guarantee[s] by the Group to
the Relevant Banks of [i] up to USD 21,500,000
together with interest and other charges for the
facilities of up to USD 36,500,000 granted or to be
granted pursuant to the facility 1 as specified or
any renewal thereof; and [ii] up to the principal
amount of USD 5,000,000 plus interest and other
charges for the facility of up to USD 20,000,000
granted or to be granted pursuant to the facility 2
as specified or any renewal thereof [together the new
 security arrangement], and all transactions
contemplated there under and in connection therewith
and any other ancillary documents, be and are hereby
approved; [c] Authorize the Directors of the Company
to sign, seal, execute, perfect, perform and deliver
all such agreements, instruments, documents and
deeds, and do all such acts, matters and things and
take all such steps as they may in their discretion
consider necessary, desirable or expedient to
implement and/or to give effect to the share transfer
 agreement [and the transactions contemplated there
under [including the new shareholders' agreement and
documents executed in connection with the new
security arrangement]] as they may in their
discretion consider to be desirable and in the
interests of the Company; and [d] Authorize the
Directors of the Company to sign, seal, execute,
perfect, perform and deliver all such agreements,
instruments, documents and deeds, and do all such
acts, matters and things and take all such steps as
they may in their discretion consider necessary,
desirable or expedient to provide such security
and/or collaterals and/or to pledge and/or mortgage
such assets of the group and/or to put up such assets
 of the group as security for the purpose of the new
security arrangement, in such manner as they may in
their absolute discretion consider to be desirable,
necessary, appropriate, sufficient or expedient in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                COSCO INTERNATIONAL HOLDINGS LIMITED
  TICKER:                N/A             CUSIP:     G8114Z101
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements for the YE 31 DEC 2008 together
with the Directors' report and the Independent
Auditor's report thereon

PROPOSAL #2.: Declare final dividend [with scrip                           ISSUER          YES          FOR               FOR
option] for the year ended 31 DEC 2008

PROPOSAL #3.a: Re-elect Mr. Zhang Fusheng as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.B: Re-elect Mr. Wang Futian as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #3.C: Re-elect Mr. Li Jianhong as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #3.D: Re-elect Mr. Jia Lianjun as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #3.E: Re-elect Mr. Wang Xiaoming as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.F: Re-elect Mr. Liang Yanfeng as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.G: Re-elect Mr. Meng Qinghui as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.H: Re-elect Mr. Chen Xuewen as a Director                      ISSUER          YES        AGAINST           AGAINST
 of the Company

PROPOSAL #3.I: Re-elect Mr. Wang Xiaodong as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.J: Re-elect Mr. Lin Wenjin as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.K: Re-elect Mr. Kwong Che Keung, Gordon                        ISSUER          YES          FOR               FOR
as a Director of the Company

PROPOSAL #3.L: Re-elect Mr. Tsui Yiu Wa, Alec as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.M: Re-elect Mr. Jiang, Simon X. as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.N: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to fix their remuneration

PROPOSAL #4.: Re-appoint Auditor of the Company and                        ISSUER          YES        AGAINST           AGAINST
authorize the Directors of the Company to fix the
remuneration of the auditor of the Company

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase shares of HKD 0.1 each in the Company
during the relevant period, on the Stock Exchange of
Hong Kong Limited [Stock Exchange] or any other Stock
 Exchange on which the shares of the Company have
been or may be listed and recognized by the
Securities and Futures Commission and the Stock
Exchange for this purpose, subject to an subject to
and in accordance with all applicable laws and
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
Stock Exchange as amended form time to time, not
exceeding 10% of the aggregate nominal amount of the
issued share capital of the Company; [Authority
expires the earlier of the conclusion of the AGM of
the Company or the expiration of the period within
which the next AGM of the Company is required by the
Bye-Laws of the Company or any applicable laws to

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company and make or grant offers,
agreements and options [including warrants, bonds,
debentures, notes and other securities which carry
rights to subscribe for or any convertible into
shares of the Company] during and after the relevant
period, not exceeding the aggregate of 20% of the
aggregate nominal amount of the issued share capital
of the Company; otherwise than pursuant to a) a
Rights Issue or b) the exercise of subscription or
conversion rights under the terms of any warrants and
 securities or c) the exercise of options or similar
arrangement or d) any scrip dividend or similar
arrangement; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM is required by the
Bye-Laws of the Company or any applicable Laws to be

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5.A and 5.B, to extend the general
mandate granted to the Directors to allot, issue and
deal with the shares pursuant to Resolution 5.A, by
an amount representing the aggregate nominal amount
of the share capital repurchased pursuant to
Resolution 5.B, provided that such amount does not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company at the date of
passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDITO ARTIGIANO SPA, MILANO
  TICKER:                N/A             CUSIP:     T3199Y109
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2009, Board of Directors and the Auditors report,
 proposal of allocation of profits, any adjournment
thereof

PROPOSAL #E.2: Approve the proposal of amendments of                       ISSUER          NO           N/A               N/A
Articles of the Corporate By Laws, any adjournment
thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDITO EMILIANO SPA CREDEM, REGGIO EMILIA
  TICKER:                N/A             CUSIP:     T3243Z136
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the balance sheet as of 31 DEC                      ISSUER          NO           N/A               N/A
 2008 and related reports proposal of profit

PROPOSAL #A.2: Approve the emolument to the External                       ISSUER          NO           N/A               N/A
Auditing Company

PROPOSAL #A.3: Approve the determination of number of                      ISSUER          NO           N/A               N/A
 Members in the Board of Directors, appointment of
Directors [Article 2364, NR 2 Italian Civil Code] and
 possible resolutions pursuant to Article 2390 of the
 Italian Civil Code

PROPOSAL #A.4: Approve the determination of emolument                      ISSUER          NO           N/A               N/A
 to the Board of Directors for the year 2009

PROPOSAL #A.5: Approve the emolument policies in                           ISSUER          NO           N/A               N/A
favour of Directors, Managers, Employees or Freelances

PROPOSAL #E.1: Amend the Company's Bylaws after the                        ISSUER          NO           N/A               N/A
Vigilance regulations on organization and governance
of banks issued by the bank of Italy last MAR 2008
project to undertake the role of group leader of the
bank group Credito Emiliano Credem

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREDITO VALTELLINESE SCARL, SONDRIO
  TICKER:                N/A             CUSIP:     T12852108
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Amend the Articles                                          ISSUER          NO           N/A               N/A
6,7,12,24,27,31,32,35,37,38,39,45,46,48,50,54,55 of
renumbering of Article 52BIS and following, and of
deletion of Article 60 of the Corporate Bylaws,
related and consequential resolutions

PROPOSAL #A.1: Approve the reports of the Board of                         ISSUER          NO           N/A               N/A
Directors and of Board of Auditors on FY 2008,
presentation of the balance sheet as of 31 DEC 2008
and profits allocation, related and consequential
resolutions

PROPOSAL #A.2: Approve the resolutions in compliance                       ISSUER          NO           N/A               N/A
with the Article 12 of the Corporate Bylaws [purchase
 and disposal of own shares], related and
consequential resolutions and grant powers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CREW ENERGY INC
  TICKER:                N/A             CUSIP:     226533107
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of the                             ISSUER          YES          FOR               FOR
Directors of Crew to be elected at the meeting at 5

PROPOSAL #2.: Elect the Directors of Crew of the                           ISSUER          YES        ABSTAIN           AGAINST
Corporation, as specified

PROPOSAL #3.: Appoint KPMG LLP, Chartered                                  ISSUER          YES          FOR               FOR
Accountants, as the Auditors of Crew for the ensuing
year and authorize the Directors to fix their
remuneration as such

PROPOSAL #4.: Transact other business                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CRODA INTERNATIONAL PLC, GOOLE, EAST YORKSHIRE
  TICKER:                N/A             CUSIP:     G25536106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the financial statements for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 13.55 pence                      ISSUER          YES          FOR               FOR
 per ordinary share

PROPOSAL #4.: Re-elect Mr. M. C. Flower as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office until
the conclusion of the next general meeting at which
accounts are laid

PROPOSAL #6.: Approve the Audit Committee determines                       ISSUER          YES          FOR               FOR
the remuneration of the Auditors on behalf of the

PROPOSAL #7.: Authorize the share capital of the                           ISSUER          YES          FOR               FOR
Company be increased from GBP 18,400,000 to GBP
24,211,125 by the creation of an additional
58,111,250 ordinary shares of 10 pence each

PROPOSAL #8.: Authorize the Directors, in accordance                       ISSUER          YES          FOR               FOR
with Section 80 of the Companies Act 1985 [the Act]
to exercise all the powers of the Company to allot
relevant securities [within the meaning of Section 80
 of the Act] up to an aggregate nominal amount of GBP
 4,539,746 or in the event that Resolution 7 is not
passed, up to an aggregate nominal amount of GBP
3,268,367 during the period from the date of passing
of this resolution to the conclusion of the next AGM
of the Company and so that this authority shall allow
 the Company to make offers or agreements before the
expiry of this authority which would or might require
 relevant securities to be allotted after such expiry
 and the Directors may allot relevant securities in
pursuance of such offers or agreements as if the
authority given by this resolution had not expired
and the authority shall supersede the previous
authority to allot relevant securities conferred at
the AGM of the Company held on 30 APR 2008 which
shall be terminated upon the passing of this
resolution but without prejudice to any action taken
there under prior to such termination; ii) in
accordance with Section 80 of the Act to exercise all
 the powers of the Company to allot relevant
securities [within the meaning of Section 94 of the
Act] up to an aggregate nominal amount of GBP
4,539,746 in connection with an offer of securities
by way of a rights issue in favor of holders of
ordinary shares in proportion [as nearly as may be]
to their holdings during the period from the date of
passing of this resolution to the conclusion of the
next AGM of the Company and so that this authority
shall allow the Company to make offers or agreements
before the expiry of this authority which would or
might require relevant securities to be allotted
after such expiry and the Directors may allot
relevant securities in pursuance of such offers or
agreements as if the authority given by this

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 8 and pursuant to Section
95 of the Companies Act 1985 [the 'Act'] to allot
equity securities [within the meaning of Section 94
of the Act] for cash, pursuant to the authority
conferred by Resolution 8 set out in the Notice of
Meeting of which this resolution is a part, as if
section 89[1] of the Act did not apply to any such
allotment provided that this power shall be limited
to the allotment of equity securities; (i) in
connection with an offer of securities, open for
acceptable for a period fixed by the Directors, by
way of rights to holders of ordinary shares and other
 persons entitled to participate in such offer in
proportion [as nearly as may be] to their holdings
[or, as appropriate, to the number of shares which
such other persons are deemed to hold] on a record
date fixed by the Directors, subject only to such
exclusions or other arrangements as the Directors may
 deem necessary or expedient to deal with legal or
practical problems under the laws of any territory or
 the requirements of any regulatory body or any Stock
 Exchange in any territory or in connection with
fractional entitlements or any other matter
whatsoever; (ii) and pursuant to the terms of any
share scheme for employees approved by members in
general meeting; and [otherwise than pursuant to sub-
paragraphs (i) and (ii) above] up to an aggregate
nominal value of GBP 699,750; during the period from
the date of passing of this resolution to the
conclusion of the next AGM of the Company, and so
that this power shall enable the Company to make
offers or agreements before such expiry; this power
shall supersede the previous power to allot equity
securities conferred at the AGM of the Company held
on 30 APR 2008 which shall be terminated upon the
passing of this resolution but without prejudice to
any action taken under such power prior to such
termination, this power applies in relation to a sale
 of shares which is included as an allotment of
equity securities by virtue of Section 94[3A] of the
Act as if all references in this resolution to any
such allotment included any such sale and as if in
the first paragraph of this resolution the words
pursuant to the authority conferred by Resolution 8
set out in the notice of Meeting of which this

PROPOSAL #S.10: Authorize the Company, with Section                        ISSUER          YES          FOR               FOR
166 of the Companies Act 1985 ['the Act] t make
market purchases [as defined in Section 163[3] of the
 Act] of its own ordinary shares, provided that; i)
the Company may not purchase more than 13,500,000
ordinary shares in the capital of the Company; ii)
the minimum price which the Company may pay for each
ordinary share is 10 pence; iii) the maximum price
[excluding expenses] which the Company may pay for
each ordinary shares is the higher of [a] 105% of the
 average of the closing middle market price taken fro
 the London Stock Exchange Daily Official List for
each of the 5 business days preceding the date on
which the ordinary share is contracted to be
purchased, and [b] an amount equal to the higher of
the price of the last independent trade and the
highest current independent bid on the London Stock
Exchange Trading Systems; [Authority expires earlier
at the conclusion of the next AGM or 30 OCT 2010];
the Company may, pursuant to the authority granted by
 this resolution, enter into a contract to purchase
such ordinary shares before the expiry of this
authority which would or might be executed wholly or

PROPOSAL #S.11: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice provided; [Authority expires at the
conclusion of the next AGM]

PROPOSAL #S.12: Amend the Company's Articles of                            ISSUER          YES          FOR               FOR
Association altered by the deletion of existing
Article I.IA and the insertion if a new Article I.IA
as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CRUCELL NV, LEIDEN
  TICKER:                N/A             CUSIP:     N23473106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening by the Chairman of the                               ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #2.: Report of the Board of Management on                         ISSUER          NO           N/A               N/A
the state of affairs and on the annual accounts for
the FY 2008 that ended 31 DEC 2008

PROPOSAL #3.A: Approve to maintain the use of the                          ISSUER          YES          FOR               FOR
English language for the annual accounts of the

PROPOSAL #3.B: Adopt the annual accounts for the FY                        ISSUER          YES          FOR               FOR
2008 that ended 31 DEC 2008

PROPOSAL #4.: Reservation and dividend policy                              ISSUER          NO           N/A               N/A

PROPOSAL #5.A: Approve to grant release from                               ISSUER          YES          FOR               FOR
liability to the Members of the Board of Management
for their Management, insofar as the exercise of
their duties is reflected in the financial reporting

PROPOSAL #5.B: Approve to grant release from                               ISSUER          YES          FOR               FOR
liability to the Members of the Supervisory Board for
 their supervision, insofar as the exercise of such
duties is reflected in the financial reporting

PROPOSAL #6.: Re-appoint Deloitte Accounts B.V. as                         ISSUER          YES          FOR               FOR
the External Auditor of the Company

PROPOSAL #7.A: Approve the resignation of Mr. Philip                       ISSUER          YES          FOR               FOR
Satow as a Member of the Supervisory Board in
accordance with the rotation schedule and Article 24
paragraph 3 of the Articles of Association of the
Company and grant discharge to him

PROPOSAL #7.B: Approve the resignation of Mr. Arnold                       ISSUER          YES          FOR               FOR
Hoevenaars as a Member of the Supervisory Board in
accordance with the rotation schedule and Article 24
paragraph 3 of the Articles of Association of the
Company and grant discharge to him

PROPOSAL #8.A: Re-appoint Mr. Philip Satow as a                            ISSUER          YES          FOR               FOR
Member of the Supervisory Board as of today, such in
accordance with the nomination drawn up by the
Supervisory Board

PROPOSAL #8.B: Re-appoint Mr. Arnold Hoevenaars as a                       ISSUER          YES          FOR               FOR
Member of the Supervisory Board as of today, such in
accordance with the nomination drawn up by the
Supervisory Board

PROPOSAL #8.C: Appoint Mr. Floris Waller as a Member                       ISSUER          YES          FOR               FOR
of the Supervisory Board as of today, such in
accordance with the nomination drawn up by the
Supervisory Board

PROPOSAL #9.: Approve to extent the authority of the                       ISSUER          YES          FOR               FOR
Board of Management to repurchase shares in the
Company's share capital for a period of 18 months
[until 30 NOV 2010]

PROPOSAL #10.A: Approve to extend the period in which                      ISSUER          YES        AGAINST           AGAINST
 the Board of Management is authorized to issue
shares and to grant rights to subscribe for shares
[until 30 NOV 2010]

PROPOSAL #10.B: Approve to extend the period in which                      ISSUER          YES        AGAINST           AGAINST
 the Board of Management is authorized to limit or
exclude pre-emptive rights when shares are issued
[until 30 NOV 2010]

PROPOSAL #11.: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company in connection with new legislation
following from the European Transparency Directive
[EC Directive 2007/36] and a legislative change with
regard to capital maintenance requirements which came
 into effect on 11 JUN 2008

PROPOSAL #12.: Questions                                                   ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CSR PLC
  TICKER:                N/A             CUSIP:     G1790J103
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the 53 week period ended 02 JAN 2009, together with
the reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the remuneration report as                           ISSUER          YES          FOR               FOR
specified

PROPOSAL #3.: Elect Mr. Will Gardiner as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect Mr. Andrew Allner as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-appoint Deloitte LLP as the                               ISSUER          YES          FOR               FOR
Auditors, until the conclusion of the next general
meeting at which audited accounts are laid before the

PROPOSAL #6.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #7.: Authorize the Company and all the                            ISSUER          YES          FOR               FOR
Companies that are subsidiaries of the Company at any
 time during the period for which the resolution has
effect: i) to make political donations to political
parties and/or independent election candidates not
exceeding GBP 12,500 in total; ii) to make political
donations to political organizations other than
political parties not exceeding GBP 12,500 in total;
and iii) to incur political expenditure not exceeding
 GBP 12,500 in total; and [Authority expires at the
conclusion of the AGM of the Company in 2010]

PROPOSAL #8.: Authorize the Company, to increase the                       ISSUER          YES        AGAINST           AGAINST
authorized share capital to GBP 350,000 by the
creation of an additional 165,000,000 ordinary shares
 at a nominal value of 0.1 pence per share

PROPOSAL #9.: Authorize the Board, to allot relevant                       ISSUER          YES          FOR               FOR
securities [as defined in the Companies Act 1985], up
 to a nominal amount of GBP 44,442, and subject to
and conditional upon Resolution 8 , comprising equity
 securities [as defined in the Companies Act 1985] up
 to nominal amount of GBP 88, 884, in connection with
 an offer by way of a rights issue, to ordinary
shareholders in proportion to their existing
holdings; and to the people who are holders of other
equity securities if this is required by the rights
of those securities or, if the Board considers it
necessary, as permitted by the rights of those
securities; [Authority expire the earlier of the next
 AGM or 30 JUN 2010]; and the Board may allot
relevant securities under any such offer or agreement
 as if the authority had not ended

PROPOSAL #S.10: Authorize the Board, subject and                           ISSUER          YES          FOR               FOR
conditional upon Resolution 9, to allot equity
securities [as defined in the Companies Act 1985] for
 cash under the authority given by Resolution and/or
where allotment of equity securities by virtue of
Section 94(3A) of the Companies Act1985, free of the
restriction in Section 89(1) of the Companies Act
1985, provided that this power be limited to the
allotment of equity securities: i) in connection with
 a rights issue, open offer or any other pre-emptive
offer in favor of the holders of ordinary share where
 the equity securities attributable to the interest
of all such holders are proportionate [as nearly as
may be practicable] to the respective numbers of
ordinary shares held by them [but including, in
connection with any such issue, the making of such
arrangements as the Directors may deem necessary or
expedient to deal with the problems under the laws of
 any territory or in connection with fractional
entitlements of shares represented by depository
receipts or otherwise however]; and ii) up to an
aggregate nominal amount of GBP 6,666 representing 5%
 of the issued ordinary share capital of the Company;
 [Authority expire the earlier of the conclusion of
the AGM of the Company or 30 JUN 2010]; and the Board
 may allot equity securities after the expiry of this
 authority in pursuance of such an offer or agreement

PROPOSAL #S.11: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purposes of Section 166 of the Companies Act 1985, to
 purchase the Company's own fully paid ordinary
shares of 0.1p each by way of one or more market
purchases [within the meaning of Section 163(3) of
the Companies Act 1985] provided that: i) the maximum
 number of ordinary shares which may be purchased is
13,332,657 [10% of the Company's issued share
capital]; ii) the minimum price [exclusive of
expenses] which may be paid for any ordinary share is
 0.1p; iii) the maximum price [exclusive of expenses]
 which may be paid for any ordinary share is no more
than 5% above the average of the middle market
quotations of any ordinary share of the Company as
published in the London Stock Exchange Daily Official
 List, for the 5 business days immediately before the
 day on which such ordinary share is purchased;
[Authority expire the earlier of the conclusion of
the next AGM of the Company to be held in 2010 or 30
JUN 2010]; and the Company, before the expiry, may
make a contract to purchase ordinary shares which
will or may be executed wholly or partly after such

PROPOSAL #S.12: Approve that the general meeting                           ISSUER          YES          FOR               FOR
other than an AGM to be called on not less than 14
clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CSR PLC
  TICKER:                N/A             CUSIP:     G1790J103
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger with SIRF Technology                      ISSUER          YES          FOR               FOR
 Holdings, Inc, and authorize the Directors under
Section 80 of the Companies Act 1985 in connection
with the Merger

PROPOSAL #2.: Approve the CSR Plc Employee Share                           ISSUER          YES          FOR               FOR
Purchase Plan

PROPOSAL #3.: Authorize the Directors under Section                        ISSUER          YES          FOR               FOR
80 of the Companies Act 1985

PROPOSAL #S.4: Approve, pursuant to Section 95 of the                      ISSUER          YES          FOR               FOR
 Companies Act 1985 to renew the disapplication of
statutory pre-emption rights

PROPOSAL #S.5: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own shares under Section 166 of the Companies Act 1985

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CTCI CORPORATION
  TICKER:                N/A             CUSIP:     Y18229107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports,                          ISSUER          YES          FOR               FOR
financial statements and consolidated financial
statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.96 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CTS EVENTIM AG, BREMEN
  TICKER:                N/A             CUSIP:     D1648T108
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 49,982,731 as follows:
payment of a dividend of EUR 0.61 per no-par share
EUR 35,344,058 shall be carried forward ex-dividend
and payable date: 15 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: PricewaterhouseCoopers AG, Osnabruck

PROPOSAL #6.: Election of Mr. Horst R. Schmidt to the                      ISSUER          NO           N/A               N/A
 Supervisory Board

PROPOSAL #7.: Renewal of the authorized capital the                        ISSUER          NO           N/A               N/A
Board of Managing Directors shall be authorized, with
 the consent of the Supervisory Board, to increase
the Company's share capital by up to EUR 12,000,000
through the issue of up to 12,000,000 bearer no-par
and/or preference shares against payment in cash
and/or kind, on or before 13 MAY 2014 [authorized
capital 2009], shareholders shall be granted
subscription rights except for residual amounts,
employee shares, a capital increase against payment
in cash for up to 10% of the Company's share capital
if the shares are sold at a price not materially
below the market price of the shares, satisfying
option and/or convertible rights, acquisition
purposes and for ordinary or preference shares if the
 shareholder owns the other type of shares

PROPOSAL #8.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital through the Stock
Exchange or by way of a public repurchase offer to
all shareholders, at prices not deviating more than
10%, from the market price of the shares, on or
before 13 NOV 2010, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to retire the shares and to
dispose of the shares in a manner other than through
the Stock Exchange, at a price not deviating more
than 5% from the market price of the shares, to use
the shares in connection with mergers and
acquisitions or for satisfying option and/or
convertible rights, float the shares on foreign Stock
 Exchanges and to sell the shares to third parties

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYBERLINK CO LTD
  TICKER:                N/A             CUSIP:     Y1853F105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Receive the 2008 operation report                           ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Receive the Supervisors' review of                          ISSUER          NO           N/A               N/A
year 2008 financial report

PROPOSAL #2.1: Acknowledge the 2008 operation and                          ISSUER          YES          FOR               FOR
financial report

PROPOSAL #2.2: Acknowledge the 2008 earning                                ISSUER          YES          FOR               FOR
distributions [cash dividend TWD 7.5 per share]

PROPOSAL #3.1: Approve to discuss the capital                              ISSUER          YES          FOR               FOR
increase through issuance of new shares derived from
retained earning [stock dividend 10 shares per 1,000
shares from retained earnings subject to 20%

PROPOSAL #3.2: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
lending funds to other parties and endorsement

PROPOSAL #4.: Extemporary motions                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYBERTAN TECHNOLOGY INC
  TICKER:                N/A             CUSIP:     Y1702V103
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The indirect investment in People's                         ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5.1: Elect Mr. Gwong Lee [ID /                                 ISSUER          YES          FOR               FOR
shareholder NO: 36162] as a Juristic-Director of
Hyield Venture Wayne ChanCapital Company Limited

PROPOSAL #B.5.2: Elect Mr. Wayne Chan [ID /                                ISSUER          YES          FOR               FOR
shareholder NO: 36157] as a Juristic-Director of Jia
Lian Investments Limited

PROPOSAL #B.5.3: Elect Mr. Repus Hsiung [ID /                              ISSUER          YES          FOR               FOR
shareholder NO: 36152] Juristic-Director of Foxconn
Technology Company Limited

PROPOSAL #B.5.4: Elect Mr. Andy Lee [ID / shareholder                      ISSUER          YES          FOR               FOR
 no: H101064720] as the Independent Directors

PROPOSAL #B5.5: Elect Mr. Ching-Kuang C. Tzuang [ID /                      ISSUER          YES          FOR               FOR
 shareholder NO: A104251451] as the Independent
Directors

PROPOSAL #B5.6: Elect Mr. David Huang [ID /                                ISSUER          YES          FOR               FOR
shareholder NO: 36146] Juristic-supervisor of Bao
Shin International Investment Company Limited

PROPOSAL #B5.7: Elect Mr. Viviane H. C. Liu [ID /                          ISSUER          YES          FOR               FOR
shareholder no: K220216113] as a Supervisor

PROPOSAL #B.6: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYRELA COML PPTYS S A  EMPREENDIMENTOS E  PARTICIP
  TICKER:                N/A             CUSIP:     P34093107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to set the global annual                             ISSUER          YES          FOR               FOR
remuneration of the Members of the Companys Board of
Directors

PROPOSAL #II.: Ratify the change of the Corporate                          ISSUER          YES          FOR               FOR
headquarters of the Company, decided on at the
meeting of the Executive Committee held on 27 MAY
2008, to Avenida Presidente Jusceli no Kubitschek,
1455, fifth floor, Suite 52, Zip 04543 011, Sao
Paulo, state of Sao Paulo, and corresponding
amendment of Article 2 of the Corporate By Laws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                CYRELA COML PPTYS S A  EMPREENDIMENTOS E  PARTICIP
  TICKER:                N/A             CUSIP:     P34093107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to vote upon the Board of                            ISSUER          YES          FOR               FOR
Directors annual report, the Director's accounts and
the financial statements relating to FYE 31 DEC 2008,
 approved by the Board of Directors in the meeting
held on 18 MAR 2009

PROPOSAL #II.: Approve to decide on the allocation of                      ISSUER          YES          FOR               FOR
 the net profit for the FY and the distribution of
dividends approved by the Board of Directors of the
Company, in a meeting held on 18 MAR 2009

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DALIAN PORT (PDA) COMPANY LTD, CENTRAL HONG KONG P
  TICKER:                N/A             CUSIP:     G2739Z109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company for the year of 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year of 2008

PROPOSAL #3.: Approve the report of the Auditors and                       ISSUER          YES          FOR               FOR
audited consolidated financial statements of the
Company for the YE 31 DEC 2008

PROPOSAL #4.: Approve the final dividend distribution                      ISSUER          YES          FOR               FOR
 for the YE 31 DEC 2008

PROPOSAL #5.: Appoint Ernst & Young Hua Ming as the                        ISSUER          YES          FOR               FOR
PRC Auditors and Ernst & Young as the International
Auditors of the Company to hold office until the
conclusion of the next AGM and authorize the Board of
 Directors of the Company to fix their remunerations,
 respectively

PROPOSAL #S.6: Authorize the Board of Directors, to                        ISSUER          YES        AGAINST           AGAINST
separately or concurrently issue, allot and deal with
 additional Domestic Shares and/or H Shares of the
Company, and to make or grant offers, agreements, and
 options in respect thereof, subject to the following
 conditions: (i) such mandate shall not extend beyond
 the relevant period save that the Board of Directors
 may during the relevant period make or grant offers,
 agreements or options which may require the exercise
 of such powers after the end of the Relevant Period;
 (ii) the aggregate nominal amount of the Domestic
Shares and/or H Shares allotted and issued by the
Board of Directors shall not exceed 20% of the
aggregate nominal amount of the Domestic Shares and H
 Shares, respectively, of the Company in issue as at
the date of passing this special resolution; and
(iii) the Board of Directors will only exercise its
power under such mandate in accordance with the
Company Law of the People's Republic of China and the
 Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [as amended from
time to time] and, if necessary, approval from the
China Securities Regulatory Commission and/or other
relevant approval authorities are obtained;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or other applicable laws to be held]; to
approve, execute and do or procure to be executed and
 done, all such documents, deeds and things as it may
 consider necessary in connection with the issue of
such new shares [including without limitation,
determining the time and place of issue, making all
necessary application to the relevant authorities,
entering into underwriting agreements or any other
agreements and determining the use of proceeds] and
to make such amendments to the Articles of
Association in connection with an increase of the
registered capital of the Company to reflect the new
capital structure of the Company upon the allotment
and issuance of new shares of the Company as
contemplated in this special resolution and apply for
 all necessary approval and make all necessary
filings and registrations with the relevant PRC, Hong

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAMPSKIBSSELSKABET NORDEN A/S, KOBENHAVN
  TICKER:                N/A             CUSIP:     K19911146
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Amend Article 5.8 in the Company's                          ISSUER          YES        ABSTAIN           AGAINST
Articles of Association as specified

PROPOSAL #A.2: Amend Articles 5.6, 5.7, and 8.1 in                         ISSUER          YES        ABSTAIN           AGAINST
the Company's Articles of Association so that
Vaerdipapicentralen is replaced with VP SECURITIES A/S

PROPOSAL #B.: Authorize the Chairman of the Board of                       ISSUER          YES        ABSTAIN           AGAINST
Directors, or whomever he may appoint, to carry out
filings with the Danish Commerce and Companies Agency
 and to make such changes - including amendments in
the prepared documents - as may be requested by the
Danish Commerce and Companies Agency or other
authority as a condition for registration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DANA PETROLEUM PLC, ABERDEEN
  TICKER:                N/A             CUSIP:     G26503113
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts for the                      ISSUER          YES          FOR               FOR
 year to 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. Thomas Patrick Cross as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re-elect Mr. David Archibald MacFarlane                      ISSUER          YES          FOR               FOR
 as a Director

PROPOSAL #4.: Re-elect Mr. Stuart McNicol Paton as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Receive the Board report on Directors'                       ISSUER          YES          FOR               FOR
remuneration for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.: Authorize the Audit Committee to                             ISSUER          YES          FOR               FOR
determine the remuneration of the Auditors

PROPOSAL #8.: Authorize to increase the authorized                         ISSUER          YES          FOR               FOR
share capital to GBP 24,000,000.12

PROPOSAL #9.: Authorize the Directors, in accordance                       ISSUER          YES          FOR               FOR
with Section 80 of the Companies Act 1985, to allot
relevant securities in accordance with the notice of
meeting

PROPOSAL #S.10: Grant authority to call general                            ISSUER          YES          FOR               FOR
meetings of the Company, other than AGMs, not less
than 14 clear days' notice

PROPOSAL #S.11: Authorize the Directors to allot for                       ISSUER          YES          FOR               FOR
cash equity securities up to a nominal value of GBP
651,829 as if Section 89[1] of the Companies Act 1985
 did not apply

PROPOSAL #S.12: Authorize the Directors to make                            ISSUER          YES          FOR               FOR
purchases of up to 8,691,060 of the Companies shares
in accordance with the notice of meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAPHNE INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     G2830J103
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts of the                          ISSUER          YES          FOR               FOR
Company and the reports of the Directors and the
Auditor for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A: Re-elect Mr. Chen Ying-Chieh as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.B: Re-elect Mr. Chen Hsien Min as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.C: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor and authorize the Board of Directors to
fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 [Directors], during the Relevant Period, to
repurchase issued shares of the Company of HKD 0.10
each on The Stock Exchange of Hong Kong Limited [the
Stock Exchange] or on any other Stock Exchange on
which the shares of the Company may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, under the
Hong Kong Code of share repurchase, subject to and in
 accordance with all applicable laws and requirements
 of the Rules Governing the Listing of Securities on
the Stock Exchange or of any other Stock Exchange as
amended from time to time; the approval in paragraph
[a] shall be in addition to any other authorization
given to the Directors and shall authorize the
Directors on behalf of the Company during the
relevant period to procure the Company to repurchase
its own shares at a price to be determined by the
Directors; the aggregate nominal amount of shares of
the Company to be repurchased the Company pursuant to
 the approval in paragraph [a] above shall not exceed
 10% of the aggregate nominal amount of the share
capital of the Company in issue as at the date of
passing of this resolution, and the said approval
shall be limited accordingly; and [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by any
applicable laws or the Articles of Association of the

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot, issue and otherwise deal with
additional ordinary shares of the Company and to make
 or grant offers, agreements and options [including
bonds, warrants and debentures convertible into
shares of the Company] which would or might require
the exercise of such powers, subject to and in
accordance with all applicable laws during the
relevant period; the approval in paragraph [a] above,
 shall be in addition to any other authorizations
given to the Directors and shall authorize the
Directors during the relevant period to make or grant
 offers, agreements and options [including bonds,
warrants and debentures convertible into shares of
the Company] which would or might require the
exercise of such powers after the end of the Relevant
 Period, the aggregate nominal amount of share
capital allotted, issued or otherwise dealt with or
agreed conditionally or unconditionally to be
allotted, issued or otherwise dealt with [whether
pursuant to an option or otherwise] by the Directors
pursuant to the approval granted in paragraph [a]
above, otherwise than pursuant to [i] a rights issue
[as specified]; or [ii] any scrip dividend or similar
 arrangement providing for the allotment of shares in
 lieu of the whole or part of a dividend on shares of
 the Company in accordance with the Articles of
Association of the Company; or [iii] the exercise of
any options granted under the share option scheme or
similar arrangement for the time being adopted or to
be adopted for the grant or issue of shares or rights
 to acquire shares of the Company approved by the
Stock Exchange, shall not exceed 20% of the aggregate
 nominal amount of the issued share capital of the
Company as at the date of passing this resolution;
and [Authority expires the earlier of the conclusion
of the next AGM of the Company or the expiration of
the period within which the next AGM of the Company
is required by any applicable laws or the Articles of

PROPOSAL #5.C: Approve, conditional upon passing of                        ISSUER          YES        AGAINST           AGAINST
Resolutions 5A and 5B the general mandate granted to
the Directors pursuant to Resolution 5B be extended
by the addition thereto of an amount representing the
 aggregate nominal amount of the share capital of the
 Company as stated in Resolution 5A above provided
that such amount shall not exceed 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing this

PROPOSAL #S.6: Amend, Clause 1, 2, 4, 6 and 7 of the                       ISSUER          YES          FOR               FOR
Memorandum of Association of the Company as specified
 and the Articles 2, 4, 7A, 9, 10, 11C, 12A, 13, 44,
47, 55, 58, 59, 60, 61, 68, 69, 70, 71, 72, 73, 74,
77, 81, 82, 83, 86, 104(B), 159, 160, 164, 165 and
171 of the Articles of Association of the Company as
specified; approve and adopt the Memorandum and
Articles of Association of the Company consolidating
all of the proposed amendments referred to in this
resolution above and all previous amendments made
pursuant to resolutions passed by the members of the
Company as specified, as the amended as restated
Memorandum and Articles of Association of the Company
 in substitution for and to the exclusion of all the
existing Memorandum and Articles of Association of
the Company with immediate effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAVIDE CAMPARI - MILANO SPA, MILANO
  TICKER:                N/A             CUSIP:     T24091117
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 12                        ISSUER          NO           N/A               N/A
DEC 2008, any adjournment thereof

PROPOSAL #2.: Approve the Stock Option Plan                                ISSUER          NO           N/A               N/A

PROPOSAL #3.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DAVIS SERVICE GROUP PLC
  TICKER:                N/A             CUSIP:     G26796147
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report and                      ISSUER          YES          FOR               FOR
 accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report on the Directors                          ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #3.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 13.5 pence per ordinary share

PROPOSAL #4.: Re-elect Mr. K. Quinn as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. J. D. Burns as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors and authorize the Directors to
determine their remuneration

PROPOSAL #7.: Approve the Davis Service Group Co                           ISSUER          YES          FOR               FOR
Investment Plan 2009

PROPOSAL #8.: Amend the Davis Service Group Sharesave                      ISSUER          YES          FOR               FOR
 Plan 2006

PROPOSAL #9.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR
 pursuant to Section 80 of the Companies Act 1985

PROPOSAL #S.10: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
shares other than pro rata pursuant to Section 95 of
the Companies Act 1985

PROPOSAL #S.11: Authorize the Company to buy back its                      ISSUER          YES          FOR               FOR
 own shares pursuant to Section 166 of the Companies
Act 1985

PROPOSAL #S.12: Approve to hold general meeting on 14                      ISSUER          YES          FOR               FOR
 days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DE SAMMENSLUTTEDE VOGNMAEND AF 13.7.1976 A/S DSV
  TICKER:                N/A             CUSIP:     K3013J154
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management's review of the                       ISSUER          YES          FOR               FOR
Company's activities in 2008

PROPOSAL #2.: Receive and approve the audited 2008                         ISSUER          YES          FOR               FOR
annual report, including the fee for the Members of
the Supervisory Board

PROPOSAL #3.: Approve the appropriation of DKK 0.00                        ISSUER          YES          FOR               FOR
in profit per share

PROPOSAL #4.1: Elect Mr. Kurt K. Larsen as a Member                        ISSUER          YES        AGAINST           AGAINST
of the Supervisory Board

PROPOSAL #4.2: Elect Mr. Erik B. Pedersen as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Supervisory Board

PROPOSAL #4.3: Elect Mr. Per Skov as a Member of the                       ISSUER          YES        AGAINST           AGAINST
Supervisory Board

PROPOSAL #4.4: Elect Mr. Kaj Christiansen as a Member                      ISSUER          YES        AGAINST           AGAINST
 of the Supervisory Board

PROPOSAL #4.5: Elect Ms. Annette Sadolin as a Member                       ISSUER          YES        AGAINST           AGAINST
of the Supervisory Board

PROPOSAL #5.: Elect Ernst & Young, Godkendt                                ISSUER          YES          FOR               FOR
Revisionsaktieselskab [CVR nr.26 05 94] as the
Auditors of the Company

PROPOSAL #6.A: Amend Articles 4b as specified                              ISSUER          YES          FOR               FOR

PROPOSAL #6.B: Amend Article 5 as specified                                ISSUER          YES          FOR               FOR

PROPOSAL #6.C: Amend Articles 5a of the Articles of                        ISSUER          YES          FOR               FOR
Association as specified

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEBENHAMS PLC, LONDON
  TICKER:                N/A             CUSIP:     G2768V102
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company

PROPOSAL #2.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot shares in connection with the capital raising

PROPOSAL #S.3: Approve to disapply statutory pre-                          ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.4: Approve the terms and implementation                        ISSUER          YES          FOR               FOR
of the capital raising

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELACHAUX SA, GENNEVILLIERS
  TICKER:                N/A             CUSIP:     F25074109
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the accounts for the FYE 31                         ISSUER          YES          FOR               FOR
DEC 2008; grant discharge to the Board Members

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008; grant discharge to the Board
Members

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the fixation of the dividend                        ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the agreements referred to in                       ISSUER          YES        AGAINST           AGAINST
Articles L.225-38 and sequence of the Commercial
Code, mentioned on the special report of the
Statutory Auditors

PROPOSAL #O.6: Approve the renewal, for 6 years, of                        ISSUER          YES        AGAINST           AGAINST
Mr. Francois Delachaux's mandate as a Board Member

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #O.8: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Grant full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original or extract of this report in order to
accomplish all legal formalities

PROPOSAL #E.1: Approve the limit age applicable to                         ISSUER          YES          FOR               FOR
any individual entity performing the functions as the
 Board of Directors' Chairman and modification of the
 Article 11 I of the statutes

PROPOSAL #E.2: Grant powers for formalities                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DELTA PLC
  TICKER:                N/A             CUSIP:     G27076119
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Auditors for the
 FYE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the FYE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 4.6 pence                        ISSUER          YES          FOR               FOR
per ordinary share, payable on 08 MAY 2009 to
shareholders registered at close of business on 04
MAY 2009

PROPOSAL #4.: Re-elect Mr. Steven Marshall as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company, until the conclusion of the next AGM

PROPOSAL #6.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #7.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for all previous authorities, in
accordance with Section 80 of the Companies Act 1985,
 to allot relevant securities up to an aggregate
nominal amount of GBP 8,559,061; [Authority expires
the earlier of the next AGM in 2010 or 30 JUN 2010];
and the Directors may make offers or agreements
before the expiry of this authority which would or
might require relevant securities to be allotted
after the expiry of such pursuant thereto

PROPOSAL #S.8: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all previous authority of Section 89
 of the Act, to allot equity securities wholly cash
in connection with rights issue and up to an
aggregate nominal amount of GBP 1,922,046, as if
Section 89(1) of the Companies Act 1985 [the Act] did
 not apply to any such allotment; [Authority expires
the earlier of the conclusion of the next AGM in 2010
 or 30 JUN 2010]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.9: Authorize the Company, to make market                       ISSUER          YES          FOR               FOR
purchases [as specified Section 163[3] of the
Companies Act 1985 as amended] of up to 15,000,000
ordinary shares of 25p each in the capital of the
Company, at a minimum price which may be paid for
each ordinary share is the nominal value of such
share and up to 5% of the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days; [Authority expires the earlier of
the conclusion of the next AGM of the Company to be
held in 2010 or 30 JUN 2010]; and the Company, before
 the expiry, may make a contract to purchase ordinary
 shares which will or may be executed wholly or

PROPOSAL #S.10: Approve that the general meeting                           ISSUER          YES          FOR               FOR
other than an AGM may be called on not less than 14
clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEPO AUTO PARTS INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y2032B106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of investment in people's                        ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #B.1: Approve the financial statements                            ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.6 per share

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.6: Other issues                                                ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DERWENT LONDON PLC, LONDON
  TICKER:                N/A             CUSIP:     G27300105
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report and                             ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Remuneration                       ISSUER          YES          FOR               FOR
Committee for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 16.35p per                       ISSUER          YES          FOR               FOR
ordinary share for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. J. D. Burns as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. P. M. Williams as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Mrs. J de Moller as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. J. C. Ivey as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. S. J. Neathercoat as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint BDO Stoy Hayward LLP as                           ISSUER          YES          FOR               FOR
Independent Auditors

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Independent Auditors' remuneration

PROPOSAL #11.: Grant authority to increase the                             ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #12.: Grant authority to the allotment of                         ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #13.: Grant authority to the limited                              ISSUER          YES          FOR               FOR
disapplication of pre-emption rights

PROPOSAL #14.: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #15.: Grant authority to increase in                              ISSUER          YES          FOR               FOR
Directors' fees

PROPOSAL #16.: Grant authority to the reduction of                         ISSUER          YES          FOR               FOR
the notice period for general meetings other than
annual general meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DETOUR GOLD CORP
  TICKER:                N/A             CUSIP:     250669108
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Gerald S. Panneton as a                           ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.2: Elect Mr. Louis Dionne as a Director                        ISSUER          YES          FOR               FOR
of the Company for the ensuing year

PROPOSAL #1.3: Elect Mr. Ingrid J. Hibbard as a                            ISSUER          YES        ABSTAIN           AGAINST
Director of the Company for the ensuing year

PROPOSAL #1.4: Elect Mr. Philip E. Olson as a                              ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.5: Elect Mr. Jonathan Rubenstein as a                          ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.6: Elect Mr. Peter Crossgrove as a                             ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.7: Elect Mr. Ronald W. Thiessen as a                           ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.8: Elect Mr. J. Michael Kenyon as a                            ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.9: Elect Mr. Andre Gaumond as a Director                       ISSUER          YES          FOR               FOR
of the Company for the ensuing year

PROPOSAL #2.: Re-appoint McGovern, Hurley,                                 ISSUER          YES          FOR               FOR
Cunningham, LLP as the Auditors of the Company for
the ensuing year and authorize the Directors to fix
the Auditors' remuneration

PROPOSAL #3.: Ratify and approve the Company's                             ISSUER          YES        AGAINST           AGAINST
Shareholder Rights Plan, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE EUROSHOP AG, ESCHBORN
  TICKER:                N/A             CUSIP:     D1854M102
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and annual report, and the report
pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 36,093,747.90 as follows:
 payment of a dividend of EUR 1.05 per share Ex-
dividend and payable date: 01 JUL 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elect Messrs. Michael Gellen, Thomas                         ISSUER          NO           N/A               N/A
Armbrust, Bernd Thiemann to the Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: BDO Deutsche Warentreuhand Ag, Hamburg

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTSCHE WOHNEN AG, FRANKFURT/MAIN
  TICKER:                N/A             CUSIP:     D2046U176
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved annual                          ISSUER          NO           N/A               N/A
financial statements as at 31 December 2008, the
approved consolidated financial statements as at 31
December 2008, the combined Management Report on the
Company's and the Group's situation as at 31 December
 2008, the Report of the Supervisory Board for
financial year 2008 and the explanatory report of the
 Management Board regarding the information provided
in accordance with Section 289 subsection 4, Section
315 subsection 4 of the German Commercial Code
[Handelsgesetzbuch; HGB]

PROPOSAL #2.: Resolution on the discharge of the                           ISSUER          NO           N/A               N/A
Management Board for financial year 2008

PROPOSAL #3.: Resolution on the discharge of the                           ISSUER          NO           N/A               N/A
Supervisory Board for financial year 2008

PROPOSAL #4.: Appointment of the auditor of the                            ISSUER          NO           N/A               N/A
individual and the consolidated financial statements
as well as for the audit-like review of the half-year
 financial report, if applicable, for financial year
2009

PROPOSAL #5.: Resolution on the renewal of the                             ISSUER          NO           N/A               N/A
authorisation of the Management Board concerning the
acquisition and the sale of own shares

PROPOSAL #6.: Resolution on the cancellation of                            ISSUER          NO           N/A               N/A
current and the creation of new authorised capital
(including the option to exclude subscription rights
pursuant to Section 186 subsection 3 clause 4 AktG)
and corresponding amendments to the articles of
association

PROPOSAL #7.A: Approval of the amendment of the                            ISSUER          NO           N/A               N/A
profit and loss transfer agreement with Deutsche
Wohnen Management GmbH

PROPOSAL #7.B: Approval of the amendment of the                            ISSUER          NO           N/A               N/A
profit and loss transfer agreement with Deutsche
Wohnen Service GmbH

PROPOSAL #7.C: Approval of the amendment of the                            ISSUER          NO           N/A               N/A
profit and loss transfer agreement with Deutsche
Wohnen Management- und Servicegesellschaft mbH

PROPOSAL #7.D: Conclusion of a control and profit and                      ISSUER          NO           N/A               N/A
 loss transfer agreement with Deutsche Wohnen
Corporate Immobilien GmbH

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEUTZ AG, KOELN
  TICKER:                N/A             CUSIP:     D39176108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the report
pursuant to Sections 289[4] and 315[4] of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribution profit of EUR 26,81 5,840.49 as follows:
 EUR 26,815,840.49 shall be carried forward

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: Deloitte + Touche Gm bH, Dusseldorf

PROPOSAL #6.: Amendment to Section 2[1] of the                             ISSUER          YES          FOR               FOR
Articles of Association in respect of the object of
the Company being adjusted to reflect the sale of the
 Company's brand MWM, and the Company's withdrawal
from the plant engineering and construction business

PROPOSAL #7.: Amendments to Section 17[3] of the                           ISSUER          YES          FOR               FOR
Articles of Association in accordance wit h the
implementation of the Shareholders Rights Act [ARUG]
in respect of shareholders being entitled to
participate and vote at the shareholders. meeting if
they register wit h the Company by the sixth day
prior to the meeting and provide evidence of their
shareholding

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEVELOPMENT SECURITIES PLC
  TICKER:                N/A             CUSIP:     G2740B125
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of Directors and                          ISSUER          YES        AGAINST           AGAINST
financial statements for the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report as set                       ISSUER          YES          FOR               FOR
out on pages 95 to 104 of the annual report 2008

PROPOSAL #3.: Re-elect Mrs. V.M. Mitchell as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #4.: Re-elect Mr. M.S. Soames as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. G. Prothero as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES        AGAINST           AGAINST
as the Auditors and authorize the Directors to
determine their remuneration

PROPOSAL #S.8: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Article 42 of its Articles of Association and
Part V of the Companies Act 1985 [the 1985 Act], to
make market purchases [within the meaning of Section
163 of the Companies Act 1985] on the London Stock
Exchange of ordinary shares of the Company, of up to
6,049,000 ordinary shares of which may be paid for
such shares is the nominal value per shares
[exclusive of expenses] each in the capital of the
Company, at a minimum price of which may be paid for
such shares is the nominal value per shares
[exclusive of expenses] and not more than 105% above
the average market value for such shares derived from
 the London Stock Exchange Daily Official List, over
the previous 5 business days; [Authority expires the
earlier of the conclusion of the next AGM of the
Company to be held in 2010 or 22 AUG 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be

PROPOSAL #9.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
of the Company from GBP 25,000,000 to GBP 35,000,000
by the creation of 20,000,000 ordinary shares of 50
pence each ranking Pari Passu in all respects with
the existing ordinary shares of 50 pence each in the
capital of the Company

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all previous authorities and
pursuant to and in accordance with Section 80 of the
Act 1985, to allot relevant securities [as specified
in Section 80[2] of the 1985 Act] up to an aggregate
nominal amount of GBP 6,767,201; comprising equity
securities [as defined in the 1985 Act] up to a
further nominal amount of GBP 6,767,201 in connection
 with an offer by way of a rights issue; [Authority
expires at the conclusion of the AGM of the Company
or 22 AUG 2010]; and the Directors may allot relevant
 securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.11: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution Number 10 and pursuant to
Section 94(2) of the 1985 Act, to allot equity
securities, wholly for cash pursuant to the authority
 given by Resolution Number 10 or where the allotment
 constitutes an allotment of equity securities by
virtue of Section 94(3A) of the 1985 Act in each
case, provided that this power is limited to the
allotment of equity securities: a) in connection with
 a pre-emptive offer; b) otherwise than in connection
 with a pre-emptive offer, up to an aggregate nominal
 amount of GBP 1,015,080; and c) pursuant to the
authority given by Resolution Number 10 in connection
 with a rights issue as if Section 89[1] of the 1985
Act did not apply to any such allotment; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or 22 AUG 2010]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company as specified with effect from the end of
this meeting or any adjournment thereof; and ii) with
 effect from 00.01 A.M. on 01 OCT 2009: i) by
deleting all the provisions of the Company's
Memorandum of Association which, by virtue of Section
 28 Companies Act 2006, are to be treated as
provisions of the Company's Articles of Association;
ii) any limit previously imposed on the Company's
authorized share, capital whether by the Company's,
Memorandum or Articles of Association or by
resolution in general meeting be removed; and iii)
the Articles of Association in the form produced to
the meeting and initialled by the Chairman for the
purpose of identification

PROPOSAL #S.13: Approve to call a general meeting                          ISSUER          YES          FOR               FOR
other than an AGM on not less than 14 clear days'
notice

PROPOSAL #S.14: Authorize the Company, subject to and                      ISSUER          YES          FOR               FOR
 in accordance with the provisions of the Companies
Act 2006 to send, convey or supply all types of
notices, documents or information to the members by
means of electronic equipment of the processing
[including digital compression], storage and
transmission of data, employing wires, radio optical
technologies, or any other electromagnetic means,
including by making such notices, documents of
information available on a website

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEXION ABSOLUTE LIMITED, GUERNSEY
  TICKER:                N/A             CUSIP:     G2751C103
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company be and in                              ISSUER          YES          FOR               FOR
accordance with Section 315 of the Companies
[Guernsey] Law, 2008 [as amended] to make market
purchases of Ordinary Shares in Company [Market
Purchases] provided that: the maximum number of
Ordinary shares authorize to be purchased is 14.99%
of the issued ordinary shares of each currency class
in issue [excluding ordinary shares of that class
held in treasury] as at the date of the EGM; the
minimum price to be paid for Market Purchases for
each ordinary shares is 1 pence and the maximum price
 to be paid for Market Purchases is the higher of i)
5% above the average of the middle-market values of
the ordinary shares of that class for the 5 business
days before the purchase is made and ii) the higher
of the price of the last independent trade and
highest current bid as stipulated by Article 5[1] of
Commission Regulation [EC] 22 DEC 2003 implementing
the Market Abuse Directive as regards exemptions for
buy back programmes and stabilization of financial
investments [No. 2233/2003] and otherwise in
accordance with the Companies [Guernsey] Law 2008,
provided that; [Authority expires the earlier of the
conclusion of the next AGM of the Company in 2009 or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DEXION ABSOLUTE LIMITED, GUERNSEY
  TICKER:                N/A             CUSIP:     G2751C103
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the financial statements of the                        ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008

PROPOSAL #2.: Appoint KPMG Channel Islands Ltd as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company for the YE 31 DEC 2009 and
ratify their remuneration

PROPOSAL #3.: Re-elect Mr. Peter Walsh                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Robin Bowie                                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Grant authority to allot ordinary                            ISSUER          YES        AGAINST           AGAINST
shares and/or C shares of any currency class in
accordance with the resolution in the notice

PROPOSAL #6.: Approve the market purchase of own                           ISSUER          YES          FOR               FOR
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGNOSTIC & THERAPEUTC CENTER OF ATHENS HYGEIA SA
  TICKER:                N/A             CUSIP:     X1815J105
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 of FY 2008, along with the relevant reports of the
Board of Directors and the Auditors; the profit
distribution

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors Members and the Auditors from any
responsibility of reimbursement for FY 2008

PROPOSAL #3.: Elect an Auditing Company along with a                       ISSUER          NO           N/A               N/A
Deputy and an Ordinary chartered Auditor for FY 2009
and determination of their salary

PROPOSAL #4.: Approve to recal the decision takes on                       ISSUER          NO           N/A               N/A
the A repetitive EGM on 22 JAN2009 regarding the
Share Capital increase, Items 1,2 and 3; alteration
of Article 5 of Company's Statute

PROPOSAL #5.: Approve to increase the share capital                        ISSUER          NO           N/A               N/A
with capitalization of reserves of Law 2065/1992 and
capitalization of reserves

PROPOSAL #6.: Approve the par capital decrease with                        ISSUER          NO           N/A               N/A
the return of capital to the shareholders with
relevant decrease of nominal value; further
alteration of Article 5 of Company's statute

PROPOSAL #7.: Approve to increase the share capital                        ISSUER          NO           N/A               N/A
with cash and the preemptive right of the existing
shareholders and issuance of new shares above par;
further alteration of Article 5 of Company's statute;
 determine of subscription price and terms of the
increase; Listing of the new shares resulted from the
 increase; authorize the Board of Directors Members
to arrange all the necessary for the conclusion of
the above increase

PROPOSAL #8.: Approve the alteration of Article 42 of                      ISSUER          NO           N/A               N/A
 Company's Statute

PROPOSAL #9.: Elect new Board of Directors Members                         ISSUER          NO           N/A               N/A
and the Independent Members

PROPOSAL #10.: Elect new Audit Committee according                         ISSUER          NO           N/A               N/A
the Article 37 of Law 3693/2008

PROPOSAL #11.: Approve the contracts and fees                              ISSUER          NO           N/A               N/A
according to Article 23A and 24 of Law 2190.1920

PROPOSAL #12.: Various issues                                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGNOSTIC & THERAPEUTC CENTER OF ATHENS HYGEIA SA
  TICKER:                N/A             CUSIP:     X1815J105
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 of FY 2008, along with the relevant reports of the
Board of Directors and the Auditors, profit
distribution

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors Members and the Auditors from any
responsibility of reimbursement for FY 2008

PROPOSAL #3.: Elect the Auditing Company along with a                      ISSUER          NO           N/A               N/A
 Deputy and an ordinary Chartered Auditor for FY 2009
 and approve to determine their salary

PROPOSAL #4.: Approve to recall the decision taken at                      ISSUER          NO           N/A               N/A
 the A repeated EGM on 22 JAN 2009 regarding the
share capital increase, items 1.2 and 3, alteration
of Article 5 of Company's statute

PROPOSAL #5.: Approve the share capital increase with                      ISSUER          NO           N/A               N/A
 [a] capitalization of reserves of law 2065/1992; [b]
 capitalization of reserves with relevant increase of
 nominal value, further alteration of Article 5 of
Company's statute

PROPOSAL #6.: Approve the par capital decrease with                        ISSUER          NO           N/A               N/A
the return of capital to the shareholders with
relevant decrease of nominal value, further
alteration of Article 5 of Company's statute

PROPOSAL #7.: Approve the share capital to increase                        ISSUER          NO           N/A               N/A
with cash and the preemptive right of the existing
shareholders and issuance of new shares above par,
further alteration of Article 5 of Company's statute,
 determine the subscription price and terms of the
increase, listing of the new shares resulted from the
 increase and authorize the Board of Directors
Members to arrange all the necessary for the
conclusion of the increase

PROPOSAL #8.: Amend the Article 42 of the Company's                        ISSUER          NO           N/A               N/A
statute

PROPOSAL #9.: Elect the new Board of Directors                             ISSUER          NO           N/A               N/A
Members and the Independent Members

PROPOSAL #10.: Elect the new Audit Committee                               ISSUER          NO           N/A               N/A
according to Article 37 of Law 3693/2008

PROPOSAL #11.: Approve the contracts and fees                              ISSUER          NO           N/A               N/A
according to Article 23A and 24 of Law 2190/1920

PROPOSAL #12.: Various issues                                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGNOSTIC & THERAPEUTC CENTER OF ATHENS HYGEIA SA
  TICKER:                N/A             CUSIP:     X1815J105
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          NO           N/A               N/A
statements and the consolidated ones for 2008 along
with the Board of Director's and the Chartered
Auditor's reports distribution of profits

PROPOSAL #2.: Approve the dismissal of the Board of                        ISSUER          NO           N/A               N/A
Director and the Chartered Auditor from every
compensational responsibility for 2008

PROPOSAL #3.: Elect the Chartered Auditors' Company                        ISSUER          NO           N/A               N/A
and of 1 ordinary and 1 substitute Chartered Auditor
for 2009 and approve to determine their remuneration

PROPOSAL #4.: Approve to recall the decision taken at                      ISSUER          NO           N/A               N/A
 the B' repeated EGM on 22 JAN 2009 regarding the
share capital increase modification of Association's
Article 5

PROPOSAL #5.: Approve the share capital increase,                          ISSUER          NO           N/A               N/A
further modification of Association's Article 5

PROPOSAL #6.: Approve the share capital decrease with                      ISSUER          NO           N/A               N/A
 cash reimbursement and with a relevant decrease of
nominal value further modification of Association's
Article 5

PROPOSAL #7.: Approve the decision on rights issue,                        ISSUER          NO           N/A               N/A
further modification of Association's Article 5,
determination of the terms and relevant authorization
 to the Board of Director

PROPOSAL #8.: Approve the modification of                                  ISSUER          NO           N/A               N/A
Association's Article 42

PROPOSAL #9.: Elect the new Board of Director and                          ISSUER          NO           N/A               N/A
appoint its Independent Members

PROPOSAL #10.: Approve the constitution of Auditing                        ISSUER          NO           N/A               N/A
Committee and elect its Members

PROPOSAL #11.: Approve the contracts and remunerations                     ISSUER          NO           N/A               N/A

PROPOSAL #12.: Various issues                                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGNOSTICOS DA AMER S A
  TICKER:                N/A             CUSIP:     P3589C109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the Directors Accounts, to                           ISSUER          YES          FOR               FOR
examine, discuss and the Company's consolidated
financial statements for the FYE 31 DEC 2008, the
administration reporting that in light of the results
 from the FY the distribution of dividends is not
being proposed

PROPOSAL #B.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #C.: Approve to consider the proposal of the                      ISSUER          YES          FOR               FOR
 administration aiming at the instatement of the
Finance Committee on a non permanent basis to operate
 during the 2009 FY, approval of the draft internal
regulation and election of its full and alternate
Members

PROPOSAL #D.: Approve to set the total annual                              ISSUER          YES          FOR               FOR
remuneration for the Members of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIAGNOSTICOS DA AMER S A
  TICKER:                N/A             CUSIP:     P3589C109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Amend the Corporate Bylaws with                              ISSUER          YES          FOR               FOR
amendment of Articles 3, 20 inclusion of item XXX, 21
 and 25 of the Corporate Bylaws, aiming respectively
at the adaptation of the Corporate purpose, the
inclusion of a matter in the list of powers of the
Board of Directors as well as the adaptation of the
positions and authorities of the Executive Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIASORIN S.P.A., VICENZA
  TICKER:                N/A             CUSIP:     T3475Y104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, Management report, proposal of allocation
of profits, any adjournment thereof

PROPOSAL #2.: Approve to determine the of Board of                         ISSUER          NO           N/A               N/A
Directors Chairman emoluments, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DIGNITY PLC, SUTTON COLDFIELD
  TICKER:                N/A             CUSIP:     G2871S111
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and the accounts for                      ISSUER          YES        AGAINST           AGAINST
 the 52 weeks ended 26 DEC 2008

PROPOSAL #2.: Receive the Directors' remuneration                          ISSUER          YES        AGAINST           AGAINST
report for the 52 weeks ended DEC 2008

PROPOSAL #3.: Re-appoint Mr. Peter Hindley as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.: Re-appoint Mr. Andrew Davies as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.: Re-appoint Mr. Steve Whittern as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Re-appoint Mr. Ishbel Macpherson as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #7.: Re-appoint Mr. Alan McWalter as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors and authorize the Directors to fix
their remuneration

PROPOSAL #9.: Approve the dividend of 7.34 per                             ISSUER          YES          FOR               FOR
ordinary share

PROPOSAL #10.: Authorize the Directors, to allot                           ISSUER          YES          FOR               FOR
relevant securities up to an aggregate nominal amount
 of GBP 1,912,129 pursuant to Section 80 of the
Companies Act 1985

PROPOSAL #S.11: Approve to disapply the pre-emption                        ISSUER          YES          FOR               FOR
rights contained in Section 89 of the Companies 1985
in respect of an aggregate nominal amount of GBP
286,819

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of 3,186,881 ordinary shares pursuant to
Section 166 of the Companies Act 1985

PROPOSAL #S.13: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings [other than AGMs] on 14 clear days' notice

PROPOSAL #S.14: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR
 with immediate effect

PROPOSAL #S.15: Authorize the Company to amend the                         ISSUER          YES          FOR               FOR
Articles of Association with effect from 01 OCT 2009

PROPOSAL #16.: Authorize the Company to amend the                          ISSUER          YES          FOR               FOR
existing Dignity Plc Directors and the Seniors
Executive Long Term Incentive Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DNO DET NORSKE OLJESELSKAP ASA
  TICKER:                N/A             CUSIP:     R60003101
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening by the Chairman of the Board,                        ISSUER          YES          FOR               FOR
registration of attending shareholders and shares
represented by proxy

PROPOSAL #2.: Elect the Chairman to preside over the                       ISSUER          YES          FOR               FOR
meeting and a shareholder to sign the minutes of the
AGM together with the Chairman of the meeting

PROPOSAL #3.: Approve the notice and the agenda                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
2008 and approve the annual report and financial
statements for the Parent Company and the Group,
including allocation of the profit for the year in
DNO International ASA

PROPOSAL #5.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the Auditors' fees                                   ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the statement from the Board                         ISSUER          YES        AGAINST           AGAINST
regarding the salary and other compensation to Senior
 Management in the Company

PROPOSAL #8.: Approve the share based bonus scheme                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #9.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #10.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital

PROPOSAL #11.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
acquire treasury shares

PROPOSAL #12.: Grant authority for the issuance of                         ISSUER          YES        AGAINST           AGAINST
convertible bond loan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOF ASA, STOREBO
  TICKER:                N/A             CUSIP:     R6000K103
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting by the                        ISSUER          NO           N/A               N/A
Chairman of the Board of Directors

PROPOSAL #2.: Appoint the Chairperson                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect 2 shareholders present to co-sign                      ISSUER          YES          FOR               FOR
 the minutes of the general meeting

PROPOSAL #4.: Approve the notice and agenda                                ISSUER          YES          FOR               FOR

PROPOSAL #5.: Receive the annual accounts of 2008,                         ISSUER          YES          FOR               FOR
and the Auditor's report

PROPOSAL #6.: Approve the declaration from the Board                       ISSUER          YES          FOR               FOR
on salaries and other remuneration to leading
personnel, reference the Public Limited Companies Act
 Section 6-16a, ref. Section 5-6

PROPOSAL #7.: Approve the remuneration to Board                            ISSUER          YES          FOR               FOR
Members, Election Committee and the Auditor for 2008

PROPOSAL #8.: Elect the Board Members; approve the                         ISSUER          YES          FOR               FOR
Election Committee's recommendation; and elect a new
Member to the Election Committee

PROPOSAL #9.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the Company to purchase own shares

PROPOSAL #10.: Authorize the Board of Directors for                        ISSUER          YES        AGAINST           AGAINST
the Company to increase its share capital

PROPOSAL #11.: Acknowledge the information about                           ISSUER          YES          FOR               FOR
Company status by Managing Director Mr. Mons S. Aase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DOREL INDS INC
  TICKER:                N/A             CUSIP:     25822C205
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors                                          ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Appoint KPMG LLP, Chartered Accountants                      ISSUER          YES          FOR               FOR
 as the Auditors

PROPOSAL #3.: Approve the Executive Deferred Share                         ISSUER          YES          FOR               FOR
Unit Plan of the Company

PROPOSAL #4.: Approve an increase in the number of                         ISSUER          YES        AGAINST           AGAINST
class B subordinate voting shares that may be issued
under the 2004 Stock Option Plan of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DRAKA HOLDING NV, AMSTERDAM
  TICKER:                N/A             CUSIP:     N2771R199
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Approve the report of the Board of                          ISSUER          NO           N/A               N/A
Management

PROPOSAL #2.B: Approve the proposal to adopt the 2008                      ISSUER          NO           N/A               N/A
 financial statements

PROPOSAL #3.: Approve the determination of dividend                        ISSUER          NO           N/A               N/A

PROPOSAL #4.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Management

PROPOSAL #5.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #6.: Re-appoint Mr. Annemiek Fentener Van                         ISSUER          NO           N/A               N/A
Vlissingen as a Member of the Supervisory Board as of
 20 APR 2009

PROPOSAL #7.: Appoint the Auditor                                          ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve the designation of the Board of                      ISSUER          NO           N/A               N/A
 Management as the competent body authorized until 20
 OCT 2010, to adopt Resolutions, subject to the
approval of the Supervisory Board, and to issue
shares or to grant rights to subscribe to shares

PROPOSAL #9.: Approve the designation of the Board of                      ISSUER          NO           N/A               N/A
 Management as the competent body authorized until 20
 OCT 2010, to adopt Resolutions, subject to the
approval of the Supervisory Board, and to limit or
exclude the statutory pre-emption rights

PROPOSAL #10.: Grant authority to acquire own shares                       ISSUER          NO           N/A               N/A

PROPOSAL #11.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #12.: Close of meeting                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DSG INTL PLC
  TICKER:                N/A             CUSIP:     G28473109
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority for an increase in the                       ISSUER          YES          FOR               FOR
authorized share capital of the Company

PROPOSAL #2.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot certain securities

PROPOSAL #S.3: Authorize the Directors', subject to                        ISSUER          YES          FOR               FOR
certain conditions, to allot certain equity
securities as if Section 89[1] of the Companies Act
1985 did not apply to such allotment

PROPOSAL #4.: Approve the terms of placing certain                         ISSUER          YES          FOR               FOR
securities

PROPOSAL #5.: Approve the related party transaction[s]                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DUFRY AG, BASEL
  TICKER:                N/A             CUSIP:     H2082J107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DUFRY AG, BASEL
  TICKER:                N/A             CUSIP:     H2082J107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                               ISSUER          YES          FOR               FOR
consolidated financial statements and the annual
financial statements for 2008

PROPOSAL #2.: Approve the appropriation of available                       ISSUER          YES          FOR               FOR
earnings

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.: Amend the Article 13.1 of the Articles                       ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #5.A: Re-elect  Mr. Xavier Bouton to the                          ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #5.B: Re-elect Mr. David Mussafer to the                          ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #5.c: Elect Mr. James Cohen to the Board of                       ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #6.: Elect Ernst Young Ltd. as the Auditors                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DUNDEE CORP
  TICKER:                N/A             CUSIP:     264901109
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors of the Company for                       ISSUER          YES          FOR               FOR
the ensuing year

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditor of the Company for the ensuing year and
authorize the Directors of the Company to fix the
remuneration of the Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DUNDEE WEALTH MGMT INC
  TICKER:                N/A             CUSIP:     265312108
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors of the Company for                       ISSUER          YES          FOR               FOR
the ensuing year as specified

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditor of the Company for the ensuing year and
authorize the Directors of the Company to fix the
remuneration of the Auditor

PROPOSAL #3.: Amend the Share Incentive Plans of the                       ISSUER          YES          FOR               FOR
Company [as specified]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DURO FELGUERA SA (EX.GRUPO DURO FELGUERA SA), OVIE
  TICKER:                N/A             CUSIP:     E3800J109
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval the annual accounts of the                          ISSUER          YES          FOR               FOR
Company and the consolidated group for 2008

PROPOSAL #2.: Approve the Management of the Board                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the resignation, appoint and                         ISSUER          YES        AGAINST           AGAINST
re-elect the Board Members

PROPOSAL #4.: Authorize the Board to acquire own                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #5.: Re-appoint the Auditors for the Company                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the delegation of faculties to                       ISSUER          YES          FOR               FOR
formalize the agreements adopted in the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                DYNAPACK INTERNATIONAL TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y2185V107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report business operation result of                      ISSUER          NO           N/A               N/A
 FY 2008

PROPOSAL #1.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
guarantee provided

PROPOSAL #1.4: To report the status of investment                          ISSUER          NO           N/A               N/A
plan in Mainland China

PROPOSAL #2.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
business and financial report

PROPOSAL #2.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions, [cash dividend TWD 5 per
share, Stock dividend 100 shares per 1,000 shares
from retain earnings subject to 20% withholding tax]

PROPOSAL #3.1: Approve to discuss capitalization                           ISSUER          YES          FOR               FOR
through issuance of new shares derived from dividend
and employee profit sharing

PROPOSAL #3.2: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee provided

PROPOSAL #3.3: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #3.4: Approve the private placement                               ISSUER          YES          FOR               FOR
unsecured local Corporate bond

PROPOSAL #4.: Others agenda and extemporary motion                         ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EASTERN PLATINUM LTD
  TICKER:                N/A             CUSIP:     276855103
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of Directors                       ISSUER          YES          FOR               FOR
of the Board of the Company at 8

PROPOSAL #2.1: Elect Mr. Ian Terry Rozier as a                             ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #2.2: Elect Mr. David W. Cohen as a Director                      ISSUER          YES          FOR               FOR
 of Company for the ensuing year

PROPOSAL #2.3: Elect Mr. Gordon Keep as a Director of                      ISSUER          YES          FOR               FOR
 Company for the ensuing year

PROPOSAL #2.4: Elect Mr. John Andrews as a Director                        ISSUER          YES          FOR               FOR
of Company for the ensuing year

PROPOSAL #2.5: Elect Mr. John Hawkrigg as a Director                       ISSUER          YES          FOR               FOR
of Company for the ensuing year

PROPOSAL #2.6: Elect Mr. J. Merfyn Roberts as a                            ISSUER          YES          FOR               FOR
Director of Company for the ensuing year

PROPOSAL #2.7: Elect Mr. Robert J. Gayton as a                             ISSUER          YES          FOR               FOR
Director of Company for the ensuing year

PROPOSAL #2.8: Elect Mr. Zwelakhe Sisulu as a                              ISSUER          YES          FOR               FOR
Director of Company for the ensuing year

PROPOSAL #3.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors of the Company for the ensuing year and
authorize the Directors to fix the Auditor's
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EBRO PULEVA SA, BARCELONA
  TICKER:                N/A             CUSIP:     E38028135
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
Management report for the year 2008

PROPOSAL #2.: Approve the actions and Management of                        ISSUER          YES          FOR               FOR
the Board for the year 2008

PROPOSAL #3.: Approve the distribution of results                          ISSUER          YES          FOR               FOR
from 2008 including the payment of EUR 0.36 per share
 as a dividend

PROPOSAL #4.: Ratify the sales transaction of the                          ISSUER          YES          FOR               FOR
sugar business

PROPOSAL #5.: Approve the distribution of 2                                ISSUER          YES          FOR               FOR
Extraordinary Dividends on the condition of the sale
of the sugar business: [a] delivery of own shares
until the issue premium of EUR 34.333.000 is used up;
 [b] dividend of EUR 0,36 per share

PROPOSAL #6.: Approve the administrator salaries for                       ISSUER          YES          FOR               FOR
2008 and the Board Member salary report

PROPOSAL #7.: Appoint the Auditor                                          ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Board to acquire own                           ISSUER          YES          FOR               FOR
shares within legal limits, to establish the limits
and to reduce social capital if needed

PROPOSAL #9.: Approve the delegation to the Board to                       ISSUER          YES          FOR               FOR
increase social capital and issue new ordinary shares
 for 5 years within legal limits and to exclude the
right to preferential subscription on these shares,
limited to 20p of social capital

PROPOSAL #10.: Authorize the Board to provide                              ISSUER          YES          FOR               FOR
economic resources to the Ebro Puleva foundation

PROPOSAL #11.: Approve the delegation to the Board to                      ISSUER          YES          FOR               FOR
 formalize, develop, rectify, execute and convert
into a public document the agreements adopted in the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ECHO INVESTMENT S.A., KIELCE
  TICKER:                N/A             CUSIP:     X1896T105
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the meeting's Chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to make up the attendance list                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #5.: Appoint the Scrutiny Commission                              ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the Management's report on                           ISSUER          NO           N/A               N/A
Company's activity in 2008, the financial statement
for 2008 and the consolidated financial statement for
 2008

PROPOSAL #8.: Approve the Supervisory Board's report                       ISSUER          NO           N/A               N/A

PROPOSAL #9.1: Approve the Management's report on the                      ISSUER          NO           N/A               N/A
 Company's activity in 2008 and the financial
statement for 2008

PROPOSAL #9.2: Approve the Management's report on the                      ISSUER          NO           N/A               N/A
 activity of the capital group in 2008 and the
consolidated financial statement of the capital group
 in 2008

PROPOSAL #9.3: Approve to distribute the profit for                        ISSUER          NO           N/A               N/A
the FY 2008

PROPOSAL #9.4: Approve the duties' fulfilling by the                       ISSUER          NO           N/A               N/A
Management

PROPOSAL #9.5: Approve the duties' fulfilling by the                       ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #10.: Amend the Company's Articles of                             ISSUER          NO           N/A               N/A
Association and authorize the Supervisory Board to
set uniform text of Articles of Association

PROPOSAL #11.: Free discussion                                             ISSUER          NO           N/A               N/A

PROPOSAL #12.: Closure of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDF ENERGIES NOUVELLES, NANTERRE
  TICKER:                N/A             CUSIP:     F31932100
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and review of the annual                             ISSUER          YES          FOR               FOR
accounts for the FYE on 31 DEC 2008

PROPOSAL #2.: Approve and review of the consolidated                       ISSUER          YES          FOR               FOR
accounts for the FYE on 31 DEC 2008

PROPOSAL #3.: Approve the distribution of profits                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agreements referred to in                        ISSUER          YES        AGAINST           AGAINST
Articles L. 225-38 and Sequence of the Commercial Code

PROPOSAL #5.: Approve an agreements referred to in                         ISSUER          YES          FOR               FOR
Article L. 225-42-1 concerning Mr. Michel Trousseau

PROPOSAL #6.: Receive the report of the Board of                           ISSUER          YES          FOR               FOR
Directors' Chairman on internal control and Statutory
 Auditors therein

PROPOSAL #7.: Approve the attendance allowances                            ISSUER          YES          FOR               FOR
allocated to the Board Members

PROPOSAL #8.: Approve to renewal of Mr. Jean                               ISSUER          YES        AGAINST           AGAINST
Thomazeau's mandate as Board Member

PROPOSAL #9.: Authorize the Board of Directors for                         ISSUER          YES        AGAINST           AGAINST
the Company to buy its own shares

PROPOSAL #10.: Powers for the accomplishment of                            ISSUER          YES          FOR               FOR
formalities

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of Treasury
Shares

PROPOSAL #E.12: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, with maintenance of
preferential subscription rights, of shares or
securities giving access, immediately or ultimately,
to the Company's capital or debt securities

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, with cancellation of
preferential subscription rights, of shares or
securities giving access, immediately or ultimately,
to the Company's capital or debt securities

PROPOSAL #E.14: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide the issue of shares or securities
giving access, immediately or ultimately, to the
Company's capital reserved for EDF SA and EDEV SA
under suspenseful condition

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue of shares or securities
giving access, immediately or ultimately, to the
Company's capital reserved for Societe internationale
 d'Investissements Financiers and to Paris
Mouratoglou under suspenseful condition

PROPOSAL #E.16: Authorize the Board of Directors, in                       ISSUER          YES        AGAINST           AGAINST
case of issue with cancellation of preferential
subscription rights to fix the issue price as
determined by the general assembly within the limit
of 10% of the capital

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the issue amount, with or without
maintenance of preferential subscription rights, in
case of excess demand

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital by incorporation
of reserves, profits or premiums, merger premium or
share premium or any other sum whose capitalization
is allowed

PROPOSAL #E.19: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide on the issue of the Company's shares
reserved for Members of a Company savings plan under
the provisions of the Commercial Code and Articles L.
 3332-18 and Sequence of the Labour Code

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
use the delegations of capital increase and reduction
 of share capital in period of a public offer for the
 Company's securities

PROPOSAL #E.21: Approve the overall limitation of                          ISSUER          YES        AGAINST           AGAINST
financial authorities conferred under the 12th, 13th,
 14th, 15th, 16th, 17th, 18th and 19th resolutions

PROPOSAL #E.22: Amend the Article 14 of the Statutes-                      ISSUER          YES          FOR               FOR
 Board of Directors - harmonization of Paragraph 2
regarding the time limit to regularizing the holding
of shares by the Board Members and insertion of a
Paragraph 14.10 on the appointment of an observer

PROPOSAL #E.23: Amend the Article 17 of the Statutes                       ISSUER          YES          FOR               FOR
- Board of Directors' Chairman - modification of the
age limit

PROPOSAL #E.24: Amend the Article 20 of the Statutes                       ISSUER          YES          FOR               FOR
general assemblies - terms for convening meetings,
renumbering and insertion of a new paragraph
concerning the registration in the ledger of the
Company's shares to attend to a general assembly

PROPOSAL #E.25: Powers for the accomplishment of                           ISSUER          YES          FOR               FOR
formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDINBURGH UK TRACKER TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G5766W105
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and Auditors and the financial statements for the YE
31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Approve the propose a final dividend of                      ISSUER          YES          FOR               FOR
 7.35p on the ordinary shares

PROPOSAL #4.: Re-elect Mr. Ross as a Director of the                       ISSUER          YES          FOR               FOR
Company

PROPOSAL #5.: Re-elect Mr. Mathewsori as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-appoint KPMG Audit Plc as Auditors                        ISSUER          YES          FOR               FOR
the Company to hold office until the conclusion of
the next AGM at which accounts are laid before the

PROPOSAL #7.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors for the year to31 DEC

PROPOSAL #8.: Approve that, pursuant to Article                            ISSUER          YES          FOR               FOR
147[1] of the Company's Articles of Association

PROPOSAL #S.9: Authorize Director of the Company, in                       ISSUER          YES          FOR               FOR
substitution of all existing powers, in accordance
with Section 80 of the Companies Act 1985 [the Act7]
to exercise all the powers of the Company to allot
relevant securities [as specified in Section 80[2] of
 the Act] up to an aggregate nominal amount of GBP
534,961 [representing 5 % of the total Ordinary
shares in issue on 04 MAR 2009 [excluding treasury
shares]] [Authority expires earlier of the conclusion
 of the next AGM of the Company after the passing of
this resolution or 16 JUL 2010], but so that this
authority shall allow the company to make offers or
agreements before the expiry of this authority which
would or might require relevant securities to be
allotted after expiry and the Directors shall be
entitled to allot relevant securities in pursuance of
 such an offer or agreement as if such authority had

PROPOSAL #S.10: Authorize the Directors, pursuant to                       ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985 [the Act]: a)
subject to-the passing of Resolution Number 9 set out
 in the Notice of this meeting to allot equity
securities [within the meaning of Section 94 of the
Act] pursuant to the authority conferred by
Resolution Number 9, and b) to transfer equity
securities [within the meaning of Section 94 of the
Act] which are held by the Company as treasury
shares, in each case as if Section. 89 [1] of the Act
 did not apply to any such allotment or transfer,
provided that this power shall be limited to: i) the
allotment of equity securities up to an aggregate
nominal amount of GBP 534,961 [representing 5 % of
the total ordinary shares in issue on 04 MAR2 009
[excluding treasury shares]] and the sale or transfer
 of treasury shares up to an aggregate nominal amount
 of GBP 1,069,923 [representing 10 % of the total
ordinary shares in issue on 04 MAR 2009 [excluding
treasury shares]]; and ii) the allotment of equity
securities at a price which is not less than the
undiluted net asset value per ordinary share at the
time of such allotment; [Authority expires earlier of
 the conclusion of the next AGM of the Company in
2010 or 16 JUL 2010], but so that this power shall
allow the Company to make, before the expiry of this
power offers or agreements which would or might
require equity securities to be allotted or
transferred after such expiry and not withstanding
,such expiry the Directors may allot or transfer such
 securities in pursuance of any such offer or

PROPOSAL #S.11: Authorize the Company, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority under Section
 166 of the Companies Act 1985 [the Act], in
accordance with Section 166 of the Act, to make
market purchases [within the meaning of Section
163[3] of the Act] of fully paid Ordinary shares of
10p each in the capital of the Company [Ordinary
shares], provided that a) the maximum aggregate
number of Ordinary share to be purchased shall be
14.99 % of the Ordinary share capital of the Company
as at the date of the passing of this resolution; b)
the minimum price which maybe paid for an Ordinary
share shall be 10p [exclusive of expenses]; c) the
maximum [exclusive of expenses] which may be paid for
 an Ordinary share shall be the higher of: i) 5%
above the average of the market values of the
Ordinary shares[as specified from the Daily Official
List of the London Stock Exchange] for the Ordinary
shares for the 5 business days immediately preceding
the date of purchase; and ii) the higher of the price
 of the last independent trade in Ordinary shares and
 the highest current independent bid for Ordinary
shares on the London Stock Exchange; and d) unless
previously varied, revoked or renewed, [Authority
expire at the conclusion of the AGM of the Company to
 held in 2010], save that the Company may, at any
time prior to such expiry, enter into a contract or
contracts to purchase Ordinary shares under such
authority which will or might be completed or
executed wholly or partly after-the expiration of
such authority and may make a purchase of Ordinary

PROPOSAL #S.12: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company, in substitution for and to the exclusion
 of, the existing Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDINBURGH US TRACKER TRUST PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G03164103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the Auditors and the financial statements for the
 YE 31 JAN 2009

PROPOSAL #2.: Receive the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 JAN 2009

PROPOSAL #3.: Approve to propose a final dividend of                       ISSUER          YES          FOR               FOR
4.4p on the ordinary shares

PROPOSAL #4.: Re-elect Mr. James Ferguson as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint KPMG Audit PLC as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #6.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors for the year to 31 JAN
2010

PROPOSAL #7.: Grant discharge the Board of Directors                       ISSUER          YES          FOR               FOR
from the obligation in Article 152 to hold an EGM on
31 JUL 2009 to voluntarily up the Company

PROPOSAL #8.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities, under Section 80 of the
Companies Act 1985

PROPOSAL #9.: Authorize the Directors to disapply                          ISSUER          YES          FOR               FOR
pre-emption rights under Section 95 of the Companies
Act 1985

PROPOSAL #10.: Authorize the Directors to make market                      ISSUER          YES          FOR               FOR
 purchase of the Company's shares under Section 166
of the Companies Act 1985

PROPOSAL #11.: Adopt new Articles of Association of                        ISSUER          YES          FOR               FOR
the Company

PROPOSAL #12.: Approve that the general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EDUCOMP SOLUTIONS LTD
  TICKER:                N/A             CUSIP:     Y22514106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company, pursuant to the provisions of Section
372A and other applicable provisions, if any, of the
Companies Act, 1956 [including any statutory
modification[s] or re-enactment thereof, for the time
 being in force] and subject to the approval/consent
of such appropriate authorities where necessary, the
consent of the Company [hereinafter referred to as
the Board which term shall include any Committee
constituted by the Board or any person[s] to exercise
 the powers conferred on the Board by this
Resolution] to make further investment, in one or
more tranches, in Educomp Infrastructure & School
Management Limited, by subscription, purchase or
otherwise, in any securities comprising of equity
shares, convertible or non convertible preference
shares or debentures or by making loan, or by
providing of security or guarantee in connection with
 a loan made by any other person to or to any other
person by Educomp Infrastructure & School Management
Limited upto INR 1500 Crores inclusive of existing
INR 375 Crore investment, corporate guarantee,
security already made/ given under the authority of
the earlier resolutions passed by the Members of the
Company, and this investment of INR 1500 Crores will
be over and above INR 1000 Crore being the existing
overall limit of investments approved by the Members
of the Company in their earlier resolution[s], total
investment/corporate guarantee/security to be
provided/made/ given shall not exceed INR 2,500
Crore; authorize the Board, to negotiate and finalize
 the terms and conditions of the said investments,
loans, guarantee and provision of security on behalf
of the Company as it deem fit in the interest of the
Company, to take all such actions and to settle all
matters arising out of and incidental thereto, and to
 sign and execute all deeds, applications, documents
and writings that may be required to be signed, on
behalf of the Company, in connection with such
investments, loans, guarantees and provision of
security and generally to do all such acts, deeds and
 things that may be necessary, proper, expedient or
incidental for the purpose of giving effect to this

PROPOSAL #2.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, pursuant to the provisions of Section
293(1)(a), and other applicable provisions, if any,
of the Companies Act, 1956 and subject to the
approvals, consents, permissions and sanctions as may
 be necessary from the concerned Statutory
Authorities and subject to such terms and conditions
as may be imposed by them, consent of the Company
[the Board which expression shall also include a
committee thereof] to sell and transfer, the
Company's undertaking comprising of Vocational
Education [VE Division] along with all the employees
as well as assets and liabilities of the VE Division
including all licenses, permits, consents and
approvals whatsoever, as a going concern to Educomp
Vocational Education Pvt. Ltd., Delhi, an Indirect
Wholly-Owned Subsidiary of the Company, with effect
from such date and for such consideration as the
Board may deem appropriate arrived at based on the
basis of the independent Valuation of the VE Division
 done by Grant Thomton, to be suitably adjusted at
the date of actual transfer; authorize the Board, to
do and perform all such acts, matters, deeds and
things, as may be necessary, without further
referring to the Members of the Company, including
finalizing the terms and conditions, methods and
modes in respect thereof, determining the exact
effective date, if need to be changed, and finalizing
 and executing necessary documents including schemes,
 agreements, deeds of assignment / conveyance and
such other documents as may be necessary or expedient
 in its own discretion and in the best interest of
the Company including the power to delegate, to give

PROPOSAL #3.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company, pursuant to the provisions of Section
293(1)(a) and other applicable provisions, if any, of
 the Companies Act, 1956 and subject to the
approvals, consents, permissions and sanctions as may
 be necessary from the concerned Statutory
Authorities and subject to such terms and conditions
as may be imposed by them, consent of the Company
[the Board which expression shall also include a
committee thereof] to sell and transfer, the
Company's undertaking comprising of Roots to Wings
[RTW Division] along with all the employees as well
as assets and liabilities of the RTW Division
including all licenses, permits, consents and
approvals whatsoever, as a going concern to Educomp
Child Care Pvt. Ltd., Delhi, a Wholly-Owned
Subsidiary of the Company with effect from such date
and for such consideration, whether in cash or other
than cash as the Board may deem appropriate, arrived
at based on the basis of the independent Valuation of
 the RTW Division done by Grant Thomton, to be
suitably adjusted at the date of actual transfer;
authorize the Board to do and perform all such acts,
matters, deeds and things, as may be necessary,
without further referring to the Members of the
Company, including finalizing the terms and
conditions, methods and modes in respect thereof,
determining the exact effective date, if need to be
changed, and finalizing and executing necessary
documents including schemes, agreements, deeds of
assignment / conveyance and such other documents as
may be necessary or expedient in its own discretion
and in the best interest of the Company including the

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company, in suppression of the earlier resolution
passed on 25 NOV 2008, the consent of the Company
[hereinafter referred to as the Board, which term
shall include any committee constituted by the Board
or any person[s] to exercise the powers conferred on
the Board by this Resolution] in terms of Section
293(1)(d) and other applicable provisions, if any, of
 the Companies Act, 1956 [including any statutory
modifications or re-enactments thereof], to borrow,
for the purpose of the Company's business, any sum or
 sums of money from time to time all its discretion
in accordance with the Memorandum and Articles of
Association of the Company notwithstanding that such
sum or sums of money together with the moneys already
 borrowed by the Company [apart from temporary loans
obtained or to be obtained from time to time from the
 Company's Bankers in the ordinary course of
business] may exceed the aggregate of the paid-up
capital of the Company and its free reserves that is
to say, reserves and set apart for any specific
purpose, provided that the aggregate of all sums
borrowed by the Board from time to time and remaining
 outstanding shall not exceed, at any point of time
INR 3,000 Crores over and above the aggregate of the
paid-up capital and free reserves of the Company;
authorize the Board to negotiate and finalize all the
 terms and conditions of all such moneys to be
borrowed from time to time as to interest, repayment,
 securities, etc. as it may consider fit in the
interest of the Company and to execute all
agreements, deeds, undertakings, etc. and to do all
such acts, deeds, matters and things as it may, in
its absolute discretion deem fit, necessary,
desirable or expedient for giving effect to this

PROPOSAL #5.: Authorize the Board of Directors, in                         ISSUER          YES        AGAINST           AGAINST
the suppression of Resolution passed in this regard
by the shareholders through postal ballot on 25 NOV
2008 and pursuant to the provisions of Section
293(1)(a) and other applicable provisions, if any, of
 the Companies Act, 1956 and the Articles of
Association of the Company, the consent of the
Company to mortgage and/or change/ hypothecate any of
 its movable and/or immovable properties wherever
situated, both present and future, or the whole, or
substantially the whole, of the undertaking or
undertakings of the Company on such terms and in such
 manner as the Board may think fit, together with
power to take over the Management of the business or
concern of the Company in certain event[s], for
securing any loan obtained/to be obtained from, or
securities issued/to be issued to, Bank[s], Financial
 or other institution[s], Mutual Fund[s], Non-
Resident Indians [NRIs], Overseas Corporate Bodies
[OCBs], Foreign Institutional Investors [FIIs] or any
 other person[s], body[ies] corporate, etc., whether
shareholder of the Company or not [hereinafter
collectively referred to as lenders], for an amount
not exceeding INR 3000 Crores, together with
interests, compound/additional interest, commitment
charges, costs, expense and all other monies payable
by the Company to the concerned lenders; authorize
the Board to do all such acts, deeds and things and
to sign all such documents as may be necessary,
expedient and incidental thereto to give effect to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EKORNES ASA, IKORNNES
  TICKER:                N/A             CUSIP:     R20126109
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the registration, notice of                          ISSUER          YES          FOR               FOR
meeting and the agenda

PROPOSAL #2.: Elect the Meeting Chair                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Approve the Company's income statement                      ISSUER          YES          FOR               FOR
 and balance sheet as of 31 DEC 2008 and the Group's
results and the Group balance sheet as of 31 DEC 2008

PROPOSAL #3.b: Approve the allocation of profit for                        ISSUER          YES          FOR               FOR
the year in accordance with the established balance
sheet and the decision regarding dividends

PROPOSAL #4.: Receive the Board of Directors'                              ISSUER          YES          FOR               FOR
statement to the 2009 AGM on the determination of
salaries and other remuneration of Senior Executives
pursuant to Section 6-16a of the Public Limited
Companies Act [Norway]

PROPOSAL #5.: Approve that the remuneration of Board                       ISSUER          YES          FOR               FOR
Members be reduced for 2009; the fee paid to the
Chairman of the Board be reduced from NOK 200,000 to
NOK 160,000, and the fee for the Board's externally
elected Members from NOK 120,000 to NOK 100,000; the
fixed meeting attendance fee remain unchanged at NOK
10,000 per meeting day for the externally elected
Members; the fee for the Employee Representatives
remain unchanged at NOK 120,000; the following
remuneration has been proposed for the Board Members:
 NOK 160,000 for the Chairman of the Board; NOK
100,000 for externally elected Board Members; NOK
120,000 for Employee Representatives; NOK 60,000 for
Observers; the externally elected Board Members are
also to receive a remuneration of NOK 10,000 per
meeting day, except for the Chairman of the Board,
who is to receive a fee of NOK 1,400 per hour; and
the following remuneration is proposed for the
Election Committee: NOK 30,000 for the Chairman of
the Election Committee and NOK 20,000 for Ordinary
Members; and that the fee of the Company's Auditor,
KPMG AS, be fixed at NOK 1,207,000 for the ordinary

PROPOSAL #6.1: Re-elect Mr. Torger Reve as a Board                         ISSUER          YES          FOR               FOR
Member

PROPOSAL #6.2: Re-elect Ms. Kjersti Kleven as a Board                      ISSUER          YES          FOR               FOR
 Member

PROPOSAL #6.3: Re-elect Ms. Gry Hege Solsnes as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #6.4: Elect Ms. Nora Forisdal Larssen as an                       ISSUER          YES          FOR               FOR
Ordinary Board Member

PROPOSAL #7.a: Re-elect Mr. Olav Arne Fiskerstrand,                        ISSUER          YES          FOR               FOR
from Sparebanken More, as a Member of the Election
Committee

PROPOSAL #7.b: Re-elect Mr. Birger Harneshaug, from                        ISSUER          YES          FOR               FOR
Nordea Equity Holdings AS, as a Member of the
Election Committee

PROPOSAL #7.c: Re-elect Mr. Tomas Billing, from                            ISSUER          YES        AGAINST           AGAINST
Nordstjernan AB, as a Member of the Election Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELAN MICROELECTRONINCS CORP
  TICKER:                N/A             CUSIP:     Y2268H108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: 2008 operation report                                       ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: Report the status of merger                                 ISSUER          NO           N/A               N/A

PROPOSAL #1.4: Report the status of Employee Stock                         ISSUER          NO           N/A               N/A
Options Issuance

PROPOSAL #2.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
financial report

PROPOSAL #2.2: Approve recognition of 2008 earning                         ISSUER          YES          FOR               FOR
distributions; [cash dividend TWD 0.30084 per share,
stock dividend 10.028 shares per 1,000 shares from
retain earnings subject to 20% withholding tax]

PROPOSAL #3.1: Approve the capital increase through                        ISSUER          YES          FOR               FOR
issuance of new shares derived from retained earning

PROPOSAL #3.2: Approve to revise the rules of lending                      ISSUER          YES          FOR               FOR
 funds to other parties

PROPOSAL #3.3: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #4.: Re-elect 6 Directors and Supervisors                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Approve to release the non competition                       ISSUER          YES          FOR               FOR
clause for the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELEMENTIS PLC
  TICKER:                N/A             CUSIP:     G2996U108
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors and the                      ISSUER          YES          FOR               FOR
 Auditors reports and audited accounts for 2008

PROPOSAL #2.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #3.: Approves the Directors remuneration                          ISSUER          YES          FOR               FOR
report for 2008

PROPOSAL #4.: Elect Mr. Andrew Christie as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Elect Mr. Ian Brindle as a Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect Mr. Chris Girling as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the Auditor                     ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES        AGAINST           AGAINST
the remuneration of the Auditors

PROPOSAL #9.: Approve to renew the Directors                               ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #10.: Approve to remove the authorized share                      ISSUER          YES          FOR               FOR
 capital restriction on the Company share capital

PROPOSAL #S.11: Amend the Companys Articles of                             ISSUER          YES          FOR               FOR
Association

PROPOSAL #S.12: Approve the holding of general                             ISSUER          YES          FOR               FOR
meetings at 14 clear days notice

PROPOSAL #S.13: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights on the allotment of shares

PROPOSAL #S.14: Approve to renew the Company's                             ISSUER          YES          FOR               FOR
authority to purchase its own shares in the market

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELIA SYSTEM OPERATOR SA/NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B35656105
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: To notification of the resignation of                        ISSUER          NO           N/A               N/A
Mr. Walter Peeraer as a Director

PROPOSAL #2.: Appoint Mrs. Sophie Dutordoir as a Non                       ISSUER          NO           N/A               N/A
Independent Director of the Company [on the proposal
of the shareholders who are holders of the shares
class a) for a term of 2 year's, starting today, and
ending immediately after the ordinary general meeting
 of 2011, with respect to the FYE 31 DEC 2010 the OGM
 decides that the mandate of Mrs. Sophie Dutordoir
will be remunerated on the same basis as the mandate
of the other Members of the Board of Directors

PROPOSAL #3.: To annual report of the Board of                             ISSUER          NO           N/A               N/A
Directors on the annual accounts for the FYE 31 DEC
2008

PROPOSAL #4.: To report of the Statutory Auditors on                       ISSUER          NO           N/A               N/A
the annual accounts for the FYE 31 DEC 2008

PROPOSAL #5.: Approve the annual accounts for the FYE                      ISSUER          NO           N/A               N/A
 31 DEC 2008, including the allocation of result

PROPOSAL #6.: To annual report of the Board of                             ISSUER          NO           N/A               N/A
Directors on the consolidated annual accounts [IFRS]
for the FYE 31 DEC 2008

PROPOSAL #7.: To report of the Statutory Auditors on                       ISSUER          NO           N/A               N/A
the consolidated annual accounts [IFRS] for the FYE
31 DEC 2008

PROPOSAL #8.: To discussion of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts [IFRS] for the FYE 31 DEC 2008

PROPOSAL #9.: Grant discharge to the Directors and                         ISSUER          NO           N/A               N/A
the Statutory Auditors for the execution of their
mandate during the FYE 31 DEC 2008

PROPOSAL #10.: Miscellaneous                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELITE SEMICONDUCTOR MEMORY TECHNOLOGY INC
  TICKER:                N/A             CUSIP:     Y2287H105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the revision to procedures of                       ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELITEGROUP COMPUTER SYSTEMS CO LTD
  TICKER:                N/A             CUSIP:     Y22877107
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The establishment for the rules of the                      ISSUER          NO           N/A               N/A
 Board meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.25 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Elect the Directors and the Supervisors                     ISSUER          YES          FOR               FOR

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELLAKTOR SA, ATHENS
  TICKER:                N/A             CUSIP:     X1959E102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 of the FY 2008 and the relevant reports of the Board
 of Directors and the Chartered Auditors

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors Members and the Auditors from any
responsibility of reimbursement for FY 2008

PROPOSAL #3.: Approve the fees and remunerations of                        ISSUER          NO           N/A               N/A
the Board of Director Members

PROPOSAL #4.: Elect a regular and a Deputy Auditor                         ISSUER          NO           N/A               N/A
from the Board of Chartered Auditors for FY 2009 and
approve to determine their salaries

PROPOSAL #5.: Grant authority, according to Paragraph                      ISSUER          NO           N/A               N/A
 1 Article 23 of Law 2190.1920, to the Board of
Director Members to participate in Board meetings or
in the Management of subsidiary or other Companies

PROPOSAL #6.: Approve to grant of permission                               ISSUER          NO           N/A               N/A
according to Paragraph 2 Article 23 of Law 2190.1920
for contacts conclusion and extension between Company
 and its affiliates according to Article 42 Paragraph
 5 of the Law 2190.1920

PROPOSAL #7.: Approve the abolishment of the Stock                         ISSUER          NO           N/A               N/A
Option Plan, as specified

PROPOSAL #8.: Approve the establishment and elect the                      ISSUER          NO           N/A               N/A
 Members of the Audit Committee pursuant to Article
37 of Law 3693/2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ELRINGKLINGER AG, DETTINGEN/ERMS
  TICKER:                N/A             CUSIP:     D2462K108
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distribution profit of EUR 8,640,000 as follows:
payment of a dividend of EUR 0.15 per no-par share
ex-dividend and payable date: 27 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Director's

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY: KPMG AG, Stuttgart

PROPOSAL #6.: Resolution on the authorization to                           ISSUER          YES          FOR               FOR
acquire own shares the Company shall be authorized to
 acquire own shares of up to 10% of the share capital
 at prices not deviating more than 10% from the
market price of the shares, on or before 26 NOV 2010,
 the Board of Managing Director's shall be authorized
 to dispose of the shares in a manner other than the
Stock Exchange or a rights offering, to offer the
shares to employees of the Company and its
affiliates, to use the shares for mergers and
acquisitions and to retire the shares

PROPOSAL #7.: Amendment to Section 17[1]1 of the                           ISSUER          YES          FOR               FOR
Articles of Association in respect of the
registration for participation in the shareholders
meeting be effected in written form

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMMI AG, LUZERN
  TICKER:                N/A             CUSIP:     H2217C100
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, consolidated                      ISSUER          YES          FOR               FOR
 financial statements and annual financial statements
 for 2008

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #3.: Approve the appropriation of available                       ISSUER          YES          FOR               FOR
earnings

PROPOSAL #4.1: Re-elect Mr. Stephan Baer as the Board                      ISSUER          YES          FOR               FOR
 of Director

PROPOSAL #4.2: Re-elect Mr. Joseph Deiss as the Board                      ISSUER          YES          FOR               FOR
 of Director

PROPOSAL #4.3: Re-elect Mr. Moritz Erni as the Board                       ISSUER          YES          FOR               FOR
of Director

PROPOSAL #4.4: Re-elect Mr. Kongrad Graber as the                          ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.5: Re-elect Mr. Hans Herzog as the Board                       ISSUER          YES          FOR               FOR
of Director

PROPOSAL #4.6: Re-elect Mr. Alexander Jost as the                          ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.7: Re-elect Mr. Hans Peter Mueller as the                      ISSUER          YES          FOR               FOR
 Board of Director

PROPOSAL #4.8: Re-elect Mr. Josef Schmidli as the                          ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.9: Elect Mr. Thomas Oehen-Buehlmann as                         ISSUER          YES          FOR               FOR
the new Board of Director

PROPOSAL #4.10: Elect Mr. Konrad Graber as the                             ISSUER          YES          FOR               FOR
Chairman of the Board of Directors for a term of 3
years

PROPOSAL #5.: Appoint PricewaterhouseCoopers AG as                         ISSUER          YES          FOR               FOR
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EMPRESAS LA POLAR S.A.
  TICKER:                N/A             CUSIP:     P2935M100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the report from the Board of                         ISSUER          YES          FOR               FOR
Directors, balance sheet, financial statements and
reports from the independent outside Auditor's for
the FYE 31 DEC 2008

PROPOSAL #B.: Approve the distribution of profits and                      ISSUER          YES          FOR               FOR
 payment of dividends

PROPOSAL #C.: Approve to designate the outside                             ISSUER          YES          FOR               FOR
Auditor's for the FY 2009

PROPOSAL #D.: Approve to set the remuneration of the                       ISSUER          YES          FOR               FOR
members of the Board of Directors

PROPOSAL #E.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
of the Committee of Directors and the expense budget
for its functioning, as well as to send it the
matters that are considered convenient

PROPOSAL #F.: Approve to decide on the daily                               ISSUER          YES          FOR               FOR
newspaper in which shareholders meeting call notices
will be published

PROPOSAL #G.: Receive the report on the transactions                       ISSUER          YES          FOR               FOR
are referred to in Articles 44 and 93 of Law number
18046

PROPOSAL #H.: Approve to take cognizance of and make                       ISSUER          YES        AGAINST           AGAINST
a statement regarding the other matters that, in
accordance with legal provisions that apply to the
Company and its corporate bylaws, are appropriate for
 this type of General Meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENERGY DEV CORP
  TICKER:                N/A             CUSIP:     Y2292S104
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Approve the proof of notice and                              ISSUER          YES        ABSTAIN           AGAINST
certification for quorum

PROPOSAL #3.: Approve the minutes of previous                              ISSUER          YES        ABSTAIN           AGAINST
stockholders meeting

PROPOSAL #4.: Approve the Managements report and                           ISSUER          YES        ABSTAIN           AGAINST
audited financial statements

PROPOSAL #5.: Ratify the Acts of Management                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #6.: Approve the following amendments to the                      ISSUER          YES        ABSTAIN           AGAINST
 Article of Incorporation to change the Corporate name

PROPOSAL #7.: Approve the amendment to the By Laws                         ISSUER          YES        ABSTAIN           AGAINST
adopting the requirements under SRC Rule 38 on the
nomination and election of Independent Director

PROPOSAL #8.: Elect the Directors                                          ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #9.: Appoint the External Auditors                                ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #10.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #11.: Adjournment                                                 ISSUER          YES        ABSTAIN           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENERGY DEV CORP
  TICKER:                N/A             CUSIP:     Y2292S104
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the previous                          ISSUER          YES          FOR               FOR
stockholder's meeting

PROPOSAL #2.: Approve the Management's report and                          ISSUER          YES          FOR               FOR
audited financial statements for the YE 31 DEC 2008

PROPOSAL #3.: Ratify the acts of the Management and                        ISSUER          YES          FOR               FOR
the Board of Directors from beginning of the last FY
to date as reflected in the books and records of the
Company

PROPOSAL #4.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
capital stock from PHP 15.075 billion to PHP 30.150
billion to be effected through a 25% common stock
dividend and subscription by the existing preferred
shareholders to 25% of the preferred shares to be
issued from the increase in order to maintain the
proportion of the shareholdings as of the stock
dividend record date and waiver of any preemptive
rights in relation to such issuance

PROPOSAL #5.: Approve the denial of preemptive right                       ISSUER          YES        AGAINST           AGAINST
in relation to the issuance and/or re-issuance of
common shares pursuant to any of the Company's
Executive/Employee Ownership Plans, provided that
such denial of preemptive right shall not exceed 4%
of the issued common capital stock

PROPOSAL #6.: Approve the change in place of                               ISSUER          YES          FOR               FOR
principal office to Metro Manila or a particular
location therein and the corresponding amendment to
the Articles of Incorporation and the by-laws

PROPOSAL #7.: Amend the by-laws to allow stockholders                      ISSUER          YES          FOR               FOR
 meetings to be held outside the principal office in
Metro Manila

PROPOSAL #8.: Amend the by-laws to require the                             ISSUER          YES          FOR               FOR
submission of proxies at least 10 days before a
stockholders' meeting in conformity with the
requirements of the securities regulation code

PROPOSAL #9.: Amend the by-laws to separate the                            ISSUER          YES          FOR               FOR
offices of the President and the Chief Executive
Officer

PROPOSAL #10.: Amend the by-laws to include                                ISSUER          YES          FOR               FOR
provisions on the qualifications, disqualifications,
nomination and elect the Directors, to strengthen
corporate governance practices

PROPOSAL #11.: Appoint SGV & Co., as the Company's                         ISSUER          YES          FOR               FOR
External Auditor

PROPOSAL #12.: Others matters                                              ISSUER          YES        AGAINST           AGAINST

PROPOSAL #13.1: Elect Oscar M. Lopez as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #13.2: Elect Paul A. Aquino as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #13.3: Elect Peter D. Garrucho, Jr as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.4: Elect Elipidio L. Ibanez as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #13.5: Elect Federico R. Lopez as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #13.6: Elect Ernesto B. Pantangco as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.7: Elect Francis Giles B. Puno as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #13.8: Elect Jonathan C. Russell as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #13.9: Elect Richard B. Tantoco as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #13.10: Elect Francis G. Estrada as an                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #13.11: Elect Vicente S. Perez, Jr as an                          ISSUER          YES          FOR               FOR
Independent Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENIA S.P.A., PARMA
  TICKER:                N/A             CUSIP:     T3684G100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2008; Board of Directors report; dividend
distribution; any adjournment thereof

PROPOSAL #E.1: Approve the merger through                                  ISSUER          NO           N/A               N/A
incorporation of Enia into Iride; any adjournment
thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ENIRO AB
  TICKER:                N/A             CUSIP:     W2547B106
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect Mr. Dick Lundqvist, Attorney at                        ISSUER          NO           N/A               N/A
Law as a Chairman of the general meeting

PROPOSAL #3.: Approve the voting list                                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the Agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect 2 persons to verify the Minutes                        ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve  the determination of whether                        ISSUER          NO           N/A               N/A
the general meeting has been duly convened

PROPOSAL #7.: Approve an address by the President and                      ISSUER          NO           N/A               N/A
 CEO

PROPOSAL #8.: Receive the work of the Board of                             ISSUER          NO           N/A               N/A
Directors and its committees

PROPOSAL #9.: Receive the annual report, the                               ISSUER          NO           N/A               N/A
Auditor's report together with the consolidated
accounts and the Auditor's report for the Group

PROPOSAL #10.a: Adopt the income statement and the                         ISSUER          YES          FOR               FOR
balance sheet together with the consolidated Income
Statement and the consolidated Balance Sheet

PROPOSAL #10.b: Approve that no dividend shall be                          ISSUER          YES          FOR               FOR
distributed for the FY 2008 and that the funds at the
 AGM disposal shall be brought forward to the next

PROPOSAL #10.c: Grant discharge from personal                              ISSUER          YES          FOR               FOR
liability of the Members of the Board of Directors
and the President for the period covered by the
financial accounts

PROPOSAL #11.: Approve the number of Members to be 7                       ISSUER          YES          FOR               FOR
and no deputy Members

PROPOSAL #12.: Approve the fees to be paid to the                          ISSUER          YES          FOR               FOR
Chairman of the Board of Directors shall be
remunerated with SEK 1,000,000 and each of the
members of the Board of Directors elected by the
general meeting with SEK 420,000; in addition
thereto, the Chairman of the audit committee shall be
 remunerated with SEK 150,000 and the four other
members of the committees of the Board of Directors
shall be remunerated with SEK 75,000 per Member and
committee; in aggregate the proposed remuneration of
the Board of Directors amounts to SEK 3,970,000

PROPOSAL #13.: Re-elect Messrs. Lars Berg, Barbara                         ISSUER          YES          FOR               FOR
Donoghue, Karin Forseke, Luca Majocchi, Mattias
Miksche, Harald Stromme and Simon Waldman as the
Members of the Board of Directors and Re-elect Mr.
Lars Berg as Chairman of the Board of Directors

PROPOSAL #14.: Approve the principles on remuneration                      ISSUER          YES          FOR               FOR
 for Senior Management that were adopted by the AGM
in 2008 shall be adopted by the AGM for 2009

PROPOSAL #15.: Approve the nomination committee for                        ISSUER          YES          FOR               FOR
the AGM 2009 consists of Petteri Soininen(Hermes
Focus Asset Management), Paras Anand (F&C Asset
Management), Frank Larsson(Handelsbanken Asset
Management), Arne Loow (Fourth Swedish National
Pension Fund),and Lars Berg (Chairman of the Board of
 Directors of Eniro). Petteri Soininen is the
chairmanof the nomination committee; the nomination
committee represents in aggregate approximately 26%
of the total number of shares and voting rights in
the Company as of 27 FEB 2009 as specified

PROPOSAL #16.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EPISTAR CORP
  TICKER:                N/A             CUSIP:     Y2298F106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: Report execution of buy back stock in                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #A.4: Report the enactment of rules for                           ISSUER          NO           N/A               N/A
proceedings of Board meeting

PROPOSAL #A.5: Report status of endorsement guarantee                      ISSUER          NO           N/A               N/A
 provided as of the end of 2008

PROPOSAL #B.1: Approve the 2008 operation and                              ISSUER          YES          FOR               FOR
financial reports

PROPOSAL #B.2: Approve the 2008 earning distributions                      ISSUER          YES          FOR               FOR
 [cash dividend TWD 0.12 per share]

PROPOSAL #B.3: Approve to issue global depositary                          ISSUER          YES        AGAINST           AGAINST
receipt via capital injection

PROPOSAL #B.4: Approve to issue new shares via                             ISSUER          YES        AGAINST           AGAINST
private placement

PROPOSAL #B.5: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #B.6: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.7: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.8: Approve to release the Directors                            ISSUER          YES          FOR               FOR
elected from non competition restrictions

PROPOSAL #B.9: Extemporary motion                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ERCROS SA, BARCELONA
  TICKER:                N/A             CUSIP:     E4202K108
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, if applicable of the                                ISSUER          YES          FOR               FOR
individual annual financial statements of the Company
 and of the consolidated financial statements of its
subsidiaries [balance sheet profit and loss statement
 of changes in shareholders' equity statement of cash
 flows and notes] for the FYE on 31 DEC 2008

PROPOSAL #2.: Re-elect Ernest Young as Accounts                            ISSUER          YES          FOR               FOR
Auditors for the FY of 2009

PROPOSAL #3.: Authorize the Board of Directors with                        ISSUER          YES          FOR               FOR
the express power of delegation for the derivative
acquisition of the Company's own shares by the
Company itself and/or by its subsidiaries

PROPOSAL #4.: Approve the capital decrease for EUR                         ISSUER          YES          FOR               FOR
160,996,922.56 trouhgh nominal value decrease from
EUR 0.36 to EUR 0.16 and modify Article 3 of the

PROPOSAL #5.: Approve the capital decrease in EUR                          ISSUER          YES          FOR               FOR
26.56 trough redemption of 166 own shares of EUR 0.16
 nominal value

PROPOSAL #6.: Approve to arrange in groups and                             ISSUER          YES          FOR               FOR
cancelation the remainder 1,006,230,600 shares for
the exchange to new shares in a ratio not defined yet
 and should be defined between the specified ratios:
1 new share per 5 held 1 new share per 10 held 1 new
share per 12 held 1 new share per 15 held 1 new share
 per 20 held

PROPOSAL #7.: Amend the Article 15 of the Bylaws to                        ISSUER          YES          FOR               FOR
decrease the minimum of shares to attend physically
to the meeting from 100 to 10 shares

PROPOSAL #8.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
construe, rectify, complete, execute and develop the
agreements adopted by the meeting, and to proceed to
their public recording, including the authority to
depute the powers granted to the Board by the general
 meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ERG SPA, GENOVA
  TICKER:                N/A             CUSIP:     T3707Z101
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as at 31 DEC                       ISSUER          NO           N/A               N/A
2008 and receive the report on Management and
consequential resolutions; presentation of
consolidated balance sheet as at 31 DEC 2008

PROPOSAL #2.: Appoint the Board of Directors, upon                         ISSUER          NO           N/A               N/A
determination of its Member number and related
emoluments for year 2009

PROPOSAL #3.: Approve to deliberate as per Article                         ISSUER          NO           N/A               N/A
2401, Item 1 of Civil Code and per Article 22 of
corporate Bylaws related to integration of Board of
Auditors

PROPOSAL #4.: Appoint the Auditing as per Article 159                      ISSUER          NO           N/A               N/A
 of Law Decree 24 FEB 1998, Nr. 58

PROPOSAL #5.: Grant authority for the purchase and                         ISSUER          NO           N/A               N/A
sell own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ERIKS GROUP NV
  TICKER:                N/A             CUSIP:     N5103E158
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Open meeting                                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #3.: Receive the minutes of previous meeting                      ISSUER          NO           N/A               N/A

PROPOSAL #4.A: Receive the report of the Management                        ISSUER          NO           N/A               N/A
Board

PROPOSAL #4.B: Receive the report of the Supervisory                       ISSUER          NO           N/A               N/A
Board

PROPOSAL #5.: Approve the financial statements                             ISSUER          NO           N/A               N/A

PROPOSAL #6.: Receive the explanation on the Companys                      ISSUER          NO           N/A               N/A
 reserves and dividend policy

PROPOSAL #7.: Approve the dividend of EUR 1.25 per                         ISSUER          NO           N/A               N/A
share

PROPOSAL #8.: Grant discharge of Management Board                          ISSUER          NO           N/A               N/A

PROPOSAL #9.: Grant discharge of Supervisory Board                         ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve the Company's Corporate                             ISSUER          NO           N/A               N/A
Governance structure

PROPOSAL #11.A: Approve to change the Company name                         ISSUER          NO           N/A               N/A
and amend the Article 1 accordingly

PROPOSAL #11.B: Adopt the new Articles of Association                      ISSUER          NO           N/A               N/A

PROPOSAL #12.: Re-elect Mr. R.J.A. Van Der Bruggen to                      ISSUER          NO           N/A               N/A
 Supervisory Board

PROPOSAL #13.A: Authorize the Board to issue shares                        ISSUER          NO           N/A               N/A
up to 20% of issued capital

PROPOSAL #13.B: Authorize the Board to exclude                             ISSUER          NO           N/A               N/A
preemptive rights from Issuance under Item 13A

PROPOSAL #14.: Grant authority to repurchase of up to                      ISSUER          NO           N/A               N/A
 10% of Issued Share Capital

PROPOSAL #15.: Ratify the Auditors                                         ISSUER          NO           N/A               N/A

PROPOSAL #16.: Questions                                                   ISSUER          NO           N/A               N/A

PROPOSAL #17.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ESPRINET SPA, NOVA MILANESE (MI)
  TICKER:                N/A             CUSIP:     T3724D117
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, Directors report on Management, Board of
Auditors and Auditing Company reports, profit
allocation, related and consequential resolution,
presentation of consolidated balance sheet as of 31
DEC 2008

PROPOSAL #2.: Appoint the Board of Directors and its                       ISSUER          NO           N/A               N/A
Chairman, upon determination of its number of Members
 and the terms of the office tenor determination of
the related emolument

PROPOSAL #3.: Appoint the Board of Auditors and of                         ISSUER          NO           N/A               N/A
its Chairman for the years 2009-2011 and approve to
determine the related emolument

PROPOSAL #4.: Approve the proposal of authorization                        ISSUER          NO           N/A               N/A
to purchase and dispose own shares, in the maximum
limited number allowed and with the term of 18
months, contextual revocation, for the possibly not
used part, of the authorization deliberated by the 28
 APR 2008 meeting; related and consequential

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ESSO SA, RUEIL MALMAISON
  TICKER:                N/A             CUSIP:     F31710100
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated accounts and                        ISSUER          YES          FOR               FOR
the Esso S.A.F. annual accounts for the 2008 FY

PROPOSAL #2.: Receive the special report of the                            ISSUER          YES        AGAINST           AGAINST
Statutory Auditors on agreements referred to in
Articles L 225-38 and sequence of the Commercial Code

PROPOSAL #3.: Approve the distribution of dividends                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the distribution of profits for                      ISSUER          YES          FOR               FOR
 the 2008 FY

PROPOSAL #5.: Grant discharge to the Board Members                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #6.: Appoint Mr. Dominique Badel as a Board                       ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #7.: Appoint Mme. Marie-Francoise Walbaum as                      ISSUER          YES        AGAINST           AGAINST
 a Board member

PROPOSAL #8.: Appoint Mr. Roland Vardanega as a Board                      ISSUER          YES        AGAINST           AGAINST
 member

PROPOSAL #9.: Appoint Mr. Francis Duseux as a Board                        ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #10.: Approve the attendance allowances of                        ISSUER          YES          FOR               FOR
the Board of Directors for the 2009 FY

PROPOSAL #11.: Grant full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original or extract of this report in order to
accomplish all legal formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETABLISSEMENTS MAUREL & PROM, PARIS
  TICKER:                N/A             CUSIP:     F60858101
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008 and distribution of the

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the attendance allowances                           ISSUER          YES          FOR               FOR
allocated to the Board of Directors

PROPOSAL #O.6: Approve the renewal of Mr. Gerard                           ISSUER          YES        AGAINST           AGAINST
Andreck's mandate as a Board Member

PROPOSAL #O.7: Approve the renewal of Mr. Alexandre                        ISSUER          YES          FOR               FOR
Vilgrain's mandate as a Board Member

PROPOSAL #O.8: Approve the renewal of Mr. Alain                            ISSUER          YES          FOR               FOR
Gomez' mandate as a Board Member

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES        AGAINST           AGAINST
order to issue shares of the Company and equities
giving access to the shares of the Company or its
subsidiaries, with cancellation of preferential
subscription rights of shareholders under a public
tender

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
fix the issuance price of shares or equities in
accordance with the modalities established by the
general assembly, in case of a public tender, with
cancellation of preferential subscription rights of
shareholders

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue shares of the Company and equities
giving access to the shares of the Company or its
subsidiaries, with cancellation of preferential
subscription rights of shareholders under a public
tender referred to in part II of the Article L.411-2
of the Financial and Monetary Code

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
fix the issuance price of shares or equities giving
access to shares, in accordance with the modalities
established by the assembly, in case of issuance,
with cancellation of preferential subscription rights
 of shareholders under an tender referred to in Part
II of Article L.411-2 of the Financial and Monetary

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of equities to be issued in case
of a capital increase with or without cancellation of
 preferential subscription rights of shareholders

PROPOSAL #E.14: Amend the 2nd, 6th and 7th                                 ISSUER          YES          FOR               FOR
Resolutions adopted by the general assembly on 24 FEB

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital reserved to employees,
Members of a Company Savings Plan

PROPOSAL #E.16: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ETAM DEVELOPPEMENT SA, CLICHY
  TICKER:                N/A             CUSIP:     F3230S108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts and                             ISSUER          YES          FOR               FOR
transactions for the FYE on 31 DEC 2008 and grant
discharge to the Management

PROPOSAL #O.2: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.3: Approve the consolidated accounts and                       ISSUER          YES          FOR               FOR
transactions for the FYE on 31 DEC 2008, and grant
discharge to the Management

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve to renew Mr. Olivier Des Lyons                      ISSUER          YES          FOR               FOR
 De Feuchin's mandate as a Supervisory Member

PROPOSAL #O.6: Approve to renew Mr. Michael Rowan's                        ISSUER          YES          FOR               FOR
mandate as a Supervisory Member

PROPOSAL #O.7: Appoint Mr. George Lindemann as a                           ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.8: Appoint Mr. Alexis Gurdjian as a                            ISSUER          YES          FOR               FOR
Supervisory Member

PROPOSAL #O.9: Authorize the Company to acquire its                        ISSUER          YES        AGAINST           AGAINST
own shares to be given to the Management, [Article L
225-209 of the Commercial Code]

PROPOSAL #O.10: Grant powers for legal formalities                         ISSUER          YES          FOR               FOR

PROPOSAL #E.11: Authorize the Management to reduce                         ISSUER          YES          FOR               FOR
the share capital through cancellation of shares
acquired under the Company's purchase of its own

PROPOSAL #E.12: Grant authority to issue shares                            ISSUER          YES        AGAINST           AGAINST
and/or warrants giving access to shares with
preferential subscription rights

PROPOSAL #E.13: Grant authority to issue shares                            ISSUER          YES        AGAINST           AGAINST
and/or warrants giving access to shares with
cancellation of preferential subscription

PROPOSAL #E.14: Grant authority to increase capital                        ISSUER          YES          FOR               FOR
by incorporation of reserves, profits or premiums
whose capitalization is permitted

PROPOSAL #E.15: Grant authority to carry out one or                        ISSUER          YES          FOR               FOR
more capital increases reserved for Company's
employees and its related meaning of Article L.233-16
 of the Commercial Code as provided in Article
L.3332-18 of the Labor Code, in accordance with
Article L.225 -129-6 1st paragraph of the Commercial

PROPOSAL #E.16: Grant authority to increase the share                      ISSUER          YES          FOR               FOR
 capital in the limit of 10% in order to remunerate
contributions in kind of securities or warrants

PROPOSAL #E.17: Grant authority to increase capital                        ISSUER          YES        AGAINST           AGAINST
by issuing common shares or other warrants giving
access to capital, with cancellation of preferential
subscription rights, in the annual limit of 20% of
capital, through a private placement reserved only to
 qualified investors or to a restricted circle of
investors

PROPOSAL #E.18: Grant powers for legal formalities                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                E-TON SOLAR TECH CO LTD
  TICKER:                N/A             CUSIP:     Y2347F107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the local unsecured                           ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #A.4: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus; proposed
stock dividend: 450 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve the capital injection by                            ISSUER          YES        AGAINST           AGAINST
issuing new shares or global depositary receipt

PROPOSAL #B.6: Approve to revise the procedure of the                      ISSUER          YES          FOR               FOR
 election of the Directors and Supervisors,
shareholders meeting, endorsement, guarantee,
monetary loans, and asset acquisition or disposal

PROPOSAL #B.7: Approve the option of tax benefit and                       ISSUER          YES          FOR               FOR
to give up the investment tax exemption by the
shareholders

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EUROFINS SCIENTIFIC SA, NANTES
  TICKER:                N/A             CUSIP:     F3322K104
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, the Company's financial
statements for the YE, 31 DEC 2008, as presented and
showing net book loss of EUR 339,460.36, accordingly,
 the shareholders' meeting gives permanent discharge
to the Members of the Board of Directors for the
performance of their duties during the said FY

PROPOSAL #O.2: Approve the Board of Directors                              ISSUER          YES          FOR               FOR
proposal, to record the loss for the year of EUR
339,460.36, as a deficit in retained earnings,
following this appropriation, the retained earnings
account of EUR 136,962,549.92 will show a new balance
 of EUR 136,623,089.56, dividends: EUR 1,416,132.40,
this sum is deducted from the 'retained earnings'
account, thus brought from EUR 136,623,089.56 to EUR
135,206,957.16, the shareholders will receive a net
dividend of EUR 0.10 per share, and will entitle to
the 40% deduction provided by the French General Tax
Code, this dividend will be paid on 30 SEP 2009 at
the latest

PROPOSAL #O.3: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, the consolidated
financial statements for the FYE 31 DEC 2008, drawn
up accordingly with the international accounting
rules IFRS and showing net profit, Group share of EUR
 17,710,000.00

PROPOSAL #O.4.1: Approve the special report of the                         ISSUER          YES          FOR               FOR
Auditors on agreements governed by Articles L.225-38
et sequence of the French Commercial Code, the
following agreements concluded during the last FY,
the agreement related to the payment of advances on
cheque account granted to the Company Eurfins Cz Sro
this agreement was authorized by the Board of
Directors in his meeting of 18 DEC 2008

PROPOSAL #O.4.2: Approve the special report of the                         ISSUER          YES          FOR               FOR
Auditors on agreements governed by the Artilces
L.225-38 et sequence of the French Commercial Code,
the following agreements concluded during the last
FY, agreement related to the payment of advances on
cheque account granted to the Company Eurfins
Environment Lux Sarl, this agreement was authorized
by the Board of Directors in his meeting of 18 DEC

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
et sequence of the French Commercial Code, the
agreements which remained in force during the last FY
 and concluded during the last FY

PROPOSAL #O.6: Approve the regulated agreements                            ISSUER          YES          FOR               FOR
concluded during a FY and which cannot be approved by
 the annual shareholders' meeting held during the
following year due to a lack of quorum, may be
subject to the shareholders' vote during the first
ordinary shareholders' meeting to be reconvened on

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
HLP Audit [represented by Mr. Jacques Heron to
replace Mr. Jacques Le Pomelec] as a Corporate
Auditor, appoints Mr. Bernard Guibert as an alternate
 Auditor to replace the cabinet Mr. Le Bouguenec for

PROPOSAL #O.8: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 50,000.00 to the Directors

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 80.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
113,290,560.00, [Authority expires at the end 18-
month period]; and to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #O.10: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on 1 or more occasions,
canceling all or part of the shares held by the
Company in connections with the stock repurchase plan
 mentioned in Resolution 9, up to maximum of 10% of
the share capital over a 24-month period; to take all
 necessary measures and accomplish all necessary
formalities; [authority is given for 18 month
period], it supersedes any and all earlier
delegations to the same effect and in particular the
authorization is given by EGM of 27 MAY 2008

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase on 1 or more occasions, in France or abroad,
 the share capital by issuance, with the
shareholders' preferred subscription rights
maintained of new ordinary shares, of securities
giving access to the capital or right to the
allocation of debt securities, the maximal nominal
amount of capital increase[s] to be carried out under
 this delegation of authority shall not exceed EUR
800,000.00, the nominal amount of debt securities
issued shall not exceed EUR 500,000,000.00 and to
take all necessary measures and accomplish all
necessary formalities [Authority expires at the end
of 26-month period]; it supersedes the delegation
given by the shareholders' meeting of 27 MAY 2008

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase on 1 or more occasions, in France or abroad,
 the share capital by issuance, with the cancellation
 of the shareholders' preferential subscription
rights, of new ordinary shares, of securities giving
access to the capital or right to the allocation of
debt securities, the maximal nominal amount of
capital increases to be carried out under this
delegation of authority shall not exceed EUR
800,000.00, the nominal amount of debt securities
issued shall not exceed EUR 500,000,000.00, to take
all necessary formalities [Authority is given for 26-
month period], it shall supersede the delegation
given by the shareholders meeting of 27 MAY 2008

PROPOSAL #E.14: Approve the overall nominal amount                         ISSUER          YES          FOR               FOR
pertaining to: the capital increase to be carried out
 with the use of the delegations given by Resolutions
 12 and 13 shall not exceed EUR 800,000.00, the
issues of debt securities to be carried out with the
use of the delegations given by Resolutions 12 and 13
 shall not exceed EUR 500,000,000.00

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in 1 or more
occasions, by way of capitalizing reserves, profits
and, or premiums or other means, provided that such
capitalization is allowed by Law and under the By-
laws, by issuing bonus shares or raising the par
value of existing shares, the maximum nominal amount
of the capital increases to be carried out by virtue
of the present delegation shall be equal to the
maximum overall amount of the reserves, profits and,
or premiums or other means to be capitalized, and to
take all necessary measures and accomplish all
necessary formalities, [Authority expires at the end
of 26 month period]; it supersedes the delegation
given by the extraordinary shareholders' meeting of

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, up to 10% of the share
capital, in consideration for the contributions in
kind granted to the Company and comprised of capital
securities or securities giving access to share
capital, this delegation of powers is not applicable
when the capital increase is carried out in
consideration for securities tendered in a public
exchange offer [Authority expires at the end of 26
month period]; it supersedes the delegation given by
the EGM of 27 MAY 2008

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on 1 or more occasions,
at its sole discretion, by way of issuing ordinary
shares, in favor of the employees of the Company and
related Companies, they may not represent more than
3% of the share capital, the shareholders' meeting
decides to cancel the shareholders' preferential
subscription rights in favor of the beneficiaries
mentioned above, and to take all necessary measures
and accomplish all necessary formalities the present
[Authority expires at the end of 26-month period]; it
 supersedes the delegation given by the EGM of 27 MAY
 2008

PROPOSAL #E.18: Amend the Article 20 of the Bylaws,                        ISSUER          YES          FOR               FOR
related to the admission of the shareholders at the
shareholders' meetings

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, in 1 or more transactions, to Corporate
Managers and employees of the Company and related
Companies, options giving the right to subscribe for
new shares in the Company, it being provided that the
 options shall not give rights to a total number of
shares, which shall exceed 200,000 shares, the
present [Authority expires at the end of 38-month
period]; the shareholders' meeting decides to cancel
the shareholders' preferential subscription rights in
 favor of the beneficiaries mentioned above and to
take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.20: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EURONAV NV, ANTWERPEN
  TICKER:                N/A             CUSIP:     B38564108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
acquire, in accordance with the conditions of the
law, with available assets in the sense of the
Article 617 of the Code of Companies, for a period of
 5 years as from the date of the EGM which approved
this proposal, through the stock exchange, maximum
20% of the existing shares of the Company at a price
per share equal to the average of the last 5 closing
prices of the Euronav share at Euronext Brussels
before the acquisition, increased with maximum 20% or
 decreased with maximum 20%, where all shares already
 purchased by the Company and its direct subsidiaries
 need to be taken into account; To sell the acquired
shares of the Company in accordance with the
conditions of the law, for a period of 5 years as
from the date of the EGM which approved this
proposal, through the stock exchange, maximum 20% [b]
 to acquire in accordance with the conditions of the
law, with assets of which the total amounts is
available with the Company in the sense of Article
617 of the Code of Companies, for a period of 5 years
 as from the date of the EGM which approved this
proposal, through the Stock Exchange, maximum 10% of
the existing shares of the Company at a price per
share calculated as mentioned under point 1.a, where
all shares already purchased by the Company and its
subsidiaries need to be taken into account. In the
event that the lawmaker would decide during the 5
year period mentioned here above to increase the 10%
limit to 20% the present authorization shall be
deemed to have been given for 20%; the acquired
shares of the Company in accordance with the
conditions of the law, for a period of 5 years as
from the date of the EGM which approved this

PROPOSAL #2.1: Approve the submission of the report                        ISSUER          NO           N/A               N/A
of the Board of Directors in accordance with Article
604, 2nd paragraph of the Code of Companies with
respect to the specific circumstance under which the
Board of Directors may make use of the authorized
capital as well as the pursued objectives

PROPOSAL #2.2: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
increase the share Capital of the Company within the
framework of the authorized capital; having discussed
 the report of the Board of Directors, the general
meeting resolves to renew the authorization granted
to the Board of Directors to increase the share
capital of the Company, in 1 or several times, within
 the framework of the authorized capital by a total
maximum amount of [ 30,000,000] US Dollar; the
general meeting thus resolves to replace Article 5,
paragraph 1 of the Articles of Association with the
following text as specified

PROPOSAL #2.3: Approve to renew the authority granted                      ISSUER          NO           N/A               N/A
 to the Board of Directors to increase the Company's
share capital through the use of the authorized
capital following a notification by the Banking
Finance and Insurance Commission that a public
purchase offer has been launched on the securities of
 the Company; the general meeting therefore decides
to replace Articles 5, final paragraph of the
Articles of Association with the following text as

PROPOSAL #3.: Approve the general meeting resolves to                      ISSUER          NO           N/A               N/A
 replace the second sentences of Article 8 of the
Articles of Association with the following text as
specified

PROPOSAL #4.: Approve the general meeting resolves to                      ISSUER          NO           N/A               N/A
 replace the paragraph 1 until 5 [including] of
Article 14 with the following text as specified

PROPOSAL #5.: Approve the general meeting resolves to                      ISSUER          NO           N/A               N/A
 renew the authority granted to the Board of
Directors to acquire own shares or profits shares
when such acquisition is necessary to prevent an
imminent and serious harm to the Company, including a
 public purchase offer for the Company's securities;
the general meeting therefore decides to replace
Article 15, 1st paragraph of the Articles of
Association with the following text as specified

PROPOSAL #6.: Approve to renew the authority granted                       ISSUER          NO           N/A               N/A
to the Board of Directors to sell previously acquired
 own shares or profit shares when such sale is
necessary to prevent an imminent and serious hard to
the Company, including a public purchase offer for
the Company's Securities; the general meeting
therefore decides to replace Article 16, 2nd
paragraph of the Articles of Association with the
following text as specified

PROPOSAL #7.: Amend the Articles 20 of the Articles                        ISSUER          NO           N/A               N/A
of Association; the general meeting decides to
replace Article 20, 2nd paragraph, of the Articles of
 Association with the following text as specified

PROPOSAL #8.: Approve the general meeting resolves to                      ISSUER          NO           N/A               N/A
 insert a new Article 44; as specified

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
execute the above decisions and to coordinate the
Articles of Association

PROPOSAL #10.: Approve the general meeting decides to                      ISSUER          NO           N/A               N/A
 grant authority Mr. Egled Verbeeck, Secretary
General, to act alone with power to substitute, to
fulfill all necessary formalities with the Crossroad
Bank for Enterprises, counters for enterprises,
registers of the commercial courts, administrative
agencies and fiscal administrations with respect to
the decisions taken at the present meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EURONAV NV, ANTWERPEN
  TICKER:                N/A             CUSIP:     B38564108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Report of the Board of Directors and of                      ISSUER          NO           N/A               N/A
 the joint statutory Auditors for the FY closed at 31
 DEC 2008

PROPOSAL #2.: Approve the annual accounts for the FY                       ISSUER          NO           N/A               N/A
closed at 31 DEC 2008, prepared by the Board of
Directors

PROPOSAL #3.: Approve the profit to be allocated as                        ISSUER          NO           N/A               N/A
specified

PROPOSAL #4.: Grant discharge to the current                               ISSUER          NO           N/A               N/A
Directors of the Company: Mrs. Virginie Saverys and
Messrs. Marc Saverys, Ludwig Criel, Nicolas Kairis,
Patrick Rodgers, Daniel Bradshaw, Einar Michael
Steimler, Stephen Van Dyck, Oceanic Investments SARL
with Patrick Molis as permanent representative and to
 Tanklog Holdings Limited with Peter Livanos as
permanent representative and to the joint Statutory
Auditors of the Company: KPMG Bedrijfsrevisoren
represented by Mr. Serge Cosijns [partner] and Helga
Platteau Bedrijfsrevisor BVBA represented by Mrs.
Helga Platteau [permanent representative], the joint
Statutory Auditors of the Company, for any liability
arising from the execution of their mandate in the
course of the FY under revision

PROPOSAL #5.: Re-appoint Messrs. Marc Saverys, Ludwig                      ISSUER          NO           N/A               N/A
 Criel and Patrick Rodgers whose terms of office
expire today, as the Directors for a term of 3 years,
 until and including the OGM to be held in 2012, the
general meeting acknowledges the expiration of the
mandate of Mrs. Virginie Saverys and resolves to
appoint, Victrix NV, a Company organized under the
laws of Belgium, with registered office at 2600
Berchem, Le Grellelei 20, as the Director with Mrs.
Virginie Saverys as permanent representative, for a
term of 3 years, until and including the OGM to be

PROPOSAL #6.: Approve the general meeting resolves to                      ISSUER          NO           N/A               N/A
 entrust the Auditor's mandate, whose term of office
expires today, for a 3 year period until and
including the OGM to be held in 2012, to the joint
Statutory Auditors consisting of Helga Platteau
Bedrijfsrevisor, with Mrs. Helga Platteau as
permanent representative and KPMG Bedrijfsrevisoren,
with Mr. Erik Helsen as permanent representative

PROPOSAL #7.: Approve the execution of his/her                             ISSUER          NO           N/A               N/A
mandate, every Director receives a gross fixed annual
 remuneration of EUR 100,000, the chairman receives
gross fixed annual remuneration of EUR 250,000, each
Director, including the Chairman shall receive an
attendance fee of EUR 12,500 for each Board meeting
attended, the aggregate annual amount of the
attendance fee shall not exceed EUR 50,000, every
Member of the Audit Committee receives a fixed annual
 fee of EUR 12,500 and the Chairman of the Audit
Committee receives EUR 25,000, every Member of the
nominating and remuneration Committee receives a
fixed annual fee of EUR 3,000

PROPOSAL #8.: Approve as of 01 JAN 2009 the amount of                      ISSUER          NO           N/A               N/A
 the remuneration paid to the Joint Statutory
Auditors is fixed at EUR 205,000 per year for the
review of the statutory and consolidated accounts

PROPOSAL #9.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EUROPAC-PAPELES Y CARTONES DE EUROPA SA
  TICKER:                N/A             CUSIP:     E4611S106
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Management report of the exercise 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
of 2008

PROPOSAL #3.: Approve the retribution of the Board of                      ISSUER          YES          FOR               FOR
 Directors

PROPOSAL #4.: Approve the social capital increase of                       ISSUER          YES          FOR               FOR
12,292,562.00 with allocation of one new share per 12
 old shares, according to the agreement of the past
OGM of the 27JUN 2008

PROPOSAL #5.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares

PROPOSAL #6.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
new social capital increase

PROPOSAL #7.: Approve the share plan to top                                ISSUER          YES          FOR               FOR
Management and delegation to the Board of Directors
for its Management

PROPOSAL #8.: Approve the exclusion of shares trading                      ISSUER          YES          FOR               FOR
 of Europac in Euronext Lisbon

PROPOSAL #9.: Re-elect Mr. Jorge Requejo as a Board                        ISSUER          YES          FOR               FOR
Member

PROPOSAL #10.: Approve the delegation of the                               ISSUER          YES          FOR               FOR
faculties for the execution of the agreements and to

PROPOSAL #11.: Approve the minutes                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EUROPEAN GOLDFIELDS LTD
  TICKER:                N/A             CUSIP:     298774100
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Messrs. Dimitrios Koutras, David                       ISSUER          YES        ABSTAIN           AGAINST
J. Reading, Mark Rachovides, Timothy M. Morgan-Wynne,
 Georgios Sossidis, Jeffery O'Leary, Cameron Mingay,
Martyn Konig as the Director of the Company

PROPOSAL #2.: Appoint BDO Dunwoody LLP as the                              ISSUER          YES          FOR               FOR
Auditors of the Company for the ensuing year and
authorize the Directors to fix their remuneration

PROPOSAL #3.: Approve the Shareholder Rights Plan of                       ISSUER          YES          FOR               FOR
the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVERGREEN INTERNATIONAL STORAGE & TRANSPORT CORP
  TICKER:                N/A             CUSIP:     Y2376C108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.7: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.8: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVERLIGHT ELECTRONICS CO LTD
  TICKER:                N/A             CUSIP:     Y2368N104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operation                                 ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of local convertible bonds                       ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.2 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.511: Elect Mr. Yin-Fu Yeh as a Director;                       ISSUER          YES          FOR               FOR
Shareholder No: 1

PROPOSAL #B.512: Elect Mr. Wu-Yen Yeh as a Director,                       ISSUER          YES          FOR               FOR
Shareholder No: 18

PROPOSAL #B.513: Elect Mr. Po Wen Chou as a Director,                      ISSUER          YES          FOR               FOR
 Shareholder No: 3

PROPOSAL #B.514: Elect China Alliance Venture Fund                         ISSUER          YES          FOR               FOR
Limited as a Director, Shareholder No: 153;
representative: Mr. Wen I Lo

PROPOSAL #B.515: Elect Mr. Pang-Yeh Liu as a                               ISSUER          YES          FOR               FOR
Director, Shareholder No: 45

PROPOSAL #B.521: Elect Mr. Jung Chun Lin as a                              ISSUER          YES          FOR               FOR
Supervisor, Shareholder No: 588

PROPOSAL #B.522: Elect King Core Electronics                               ISSUER          YES          FOR               FOR
Corporation, Shareholder No: 5588; representative:
Mr. Cheng Li Yang

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVOLUTION GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G3225P100
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Director's                             ISSUER          YES          FOR               FOR
report, the audited financial statements and the
Auditor's report thereon for the YE 31 DEC 2008

PROPOSAL #2.: Receive and adopt the Director's                             ISSUER          YES          FOR               FOR
remuneration report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 1.27p per                        ISSUER          YES          FOR               FOR
ordinary share for the YE 31 DEC 2008

PROPOSAL #4.: Elect Mr. Andrew Westenberger as a                           ISSUER          YES          FOR               FOR
Directors of the Company

PROPOSAL #5.: Re-elect Mr. Alex Snow as a Director of                      ISSUER          YES          FOR               FOR
 the Company, who retires by rotation in accordance
with the Articles of Association of the Company

PROPOSAL #6.: Re-elect Mr. Andrew Umbers as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Articles of Association of the

PROPOSAL #7.: Re-elect Mr. Nicholas Irens as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Articles of Association of the
Company

PROPOSAL #8.: Re-elect Mr. Mark Nicholls as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with the Articles of Association of the

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company and its subsidiaries
to hold office until the conclusion of the next
general meeting at which accounts are laid before the

PROPOSAL #10.: Authorize the Directors to agree the                        ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #11.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution to any existing authorities, pursuant to
 Section 80 of the Companies Act 1985 [the 1985 Act],
 to allot relevant securities [Section 80 of the Act]
 up to an aggregate nominal amount of GBP
1,273,942.51; [Authority expires the earlier of the
conclusion of AGM of the Company to be held in 2010
and 18 AUG 2010]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.12: Approve to disapply the statutory                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.13: Authorize the Company to buy back its                      ISSUER          YES          FOR               FOR
 own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVS BROADCAST EQUIPMENT SA, LIEGE
  TICKER:                N/A             CUSIP:     B3883A119
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Receive the reports of the Board of                         ISSUER          NO           N/A               N/A
Directors for both the Statutory and Consolidated
annual accounts for the accounting YE on 31 DEC 2008

PROPOSAL #A.2: Receive the reports of the Statutory                        ISSUER          NO           N/A               N/A
Auditor for the Statutory and Consolidated annual
accounts for the accounting YE on 31 DEC 2008

PROPOSAL #A.3: Approve the annual accounts for the                         ISSUER          NO           N/A               N/A
accounting YE on 31 DEC 2008 and allocation of the
net profit of EUR 41,160,351.68 as specified pay-out
of a gross dividend of EUR 2.48 per share [i.e. a
total of EUR 33.6 million], up 8.8% compared to last
year, and including EUR 1.00 of interim dividend paid
 out last 24 NOV 2008 this translates into a final
gross dividend of EUR 1.48 per share payable at ING
Bank and FORTIS Bank, except for own shares held by
EVS at the ex date, i.e. 27 MAY 2009; communication
of an employees profit Sharing Plan [plan de
participation beneficiaire] to the assembly; approve
the Employees Profit Sharing Plan under the form of
an EVS BROADCAST EQUIPMENT shares distribution,
within the framework of the inherent tax law as
follows: to all employees of EVS BROADCAST EQUIPMENT
SA who have been hired prior to 01 JAN 2008
distribution of 100 shares [net] of EVS BROADCAST
EQUIPMENT S.A. and to all employees of EVS BROADCAST
EQUIPMENT S.A. who have been hired during the year
2008: distribution of 50 shares [net] of EVS
BROADCAST EQUIPMENT SA in proportion to their time of
 occupation; this plan relates to maximum 180
employees; allocation of the remaining balance of EUR

PROPOSAL #A.4: Grant discharge from liability to each                      ISSUER          NO           N/A               N/A
 of the Directors of the Company and the Auditor who
were in function during the last accounting year

PROPOSAL #E.1: Authorize the Board of Directors in                         ISSUER          NO           N/A               N/A
Article 8 BIS, paragraph 1 of the statutes, i.e.
according to Article 620, Section 1, paragraphs 3 and
 4, 1) and 2) of the Belgian Code of Companies,
without any other decision of the general meeting,
within the limits of the law and for a period of 3
years from the date of publication in the appendices
of the Belgian National Organ of the modification of
the Articles of Association decided upon the EGM of
19 MAY 2009 to purchase, exchange and/or to transfer
on the Stock Exchange or in any other way the
Company's own shares so as to avoid a serious and
imminent damage; in Article 8 BIS, paragraph 2 of the
 statutes, to acquire up to 20% of the outstanding
shares of the Company at a minimum unit price of EUR
1 and at a maximum unit price not higher than 20%
above the highest closing stock market price of the
Company's shares on Euronext Brussels during the 20
trading days preceding such acquisition such
authorization has been granted for a period of 5
years as from the day of the publication in the
appendices of the Official Belgian Gazette of the
decision of the EGM of 19 MAY 2009 and extends to the
 acquisition of shares of the Company by its direct
subsidiaries, as such subsidiaries are defined by
legal provisions on acquisition of shares of the
parent company by its subsidiaries; modification of
the statutes to include these changes; powers to be
conferred to the Board of Directors for
implementation of the resolutions passed determine
the accurate acquisition price of shares to buy back,
 arrange for equal treatment between shareholders of
buying proposals, take care of the strict execution
of trade conditions and timing delay; if any, cancel
physically own shares and communicate the list to the
 Tribunal de Commerce and invite shareholders for an
EGM to reduce share capital; and, overall, fulfill
all administrative, accounting, legal works relative

PROPOSAL #E.2: Approve the share buy-back program                          ISSUER          NO           N/A               N/A
which has been confirmed in 2008, cancellation of
250,000 shares without nominal value to have a new
total of 13,625,000 shares

PROPOSAL #E.3: Authorize the Board of Directors to                         ISSUER          NO           N/A               N/A
report of BDO Atrio, Reviseurs d'Entreprises Soc.
Civ. SCRL, Statutory Auditor, and special report of
the Board of Directors established in application of
the Articles 583, Section 1, and 596 of the Belgian
Code of Companies, explaining the object and the
detailed justification of the proposition of issuance
 of warrants with suppression of preferential
subscription rights of shareholders; b) Issuance of
200,000 warrants according to the hereafter mentioned
 conditions, giving the right to the holders to
subscribe to an equivalent number of ordinary shares
of the Company; c) Suppression of the preferential
right of the existing shareholders in favor of the
persons designated hereafter; d) Conditions of
issuance of warrants as specified; g) Modification of
 the statutes in case of exercise of warrants
effectively issued; f) Power to be conferred to two
Directors acting jointly to precise [and possibly a
declaration by deed] the exact number of warrants to
be issued, the final subscription price of shares,
the subscription periods, the procedures for
adjusting the rights of the warrants in case of
transactions on the capital; make a declaration by
deed of the achievement of capital increases and
changes in statutes resulting from it; execute the
resolutions to be taken following the above mentioned
 objects; for all above mentioned, sign all

PROPOSAL #E.4: Amend the Article 9 of the statutes as                      ISSUER          NO           N/A               N/A
 specified

PROPOSAL #E.5: Amend the Article 15 of the statutes                        ISSUER          NO           N/A               N/A
as specified

PROPOSAL #E.6: Amend the addition to the Article 22                        ISSUER          NO           N/A               N/A
of the statutes as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EVS BROADCAST EQUIPMENT SA, LIEGE
  TICKER:                N/A             CUSIP:     B3883A119
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to renew the authorization                           ISSUER          NO           N/A               N/A
granted to the Board of Directors in Article 8bis,
paragraph 1 of the Statutes, i.e.: authorize the
Board of Directors, according to Article 620, Section
 1, paragraphs 3 and 4, 1) and 2) of the Belgian Code
 of Companies, without any other decision of the
general meeting, within the limits of the law and for
 a period of 3 years from the date of publication in
the appendices of the Belgian National Organ of the
modification of the Articles of Association decided
upon the EGM of 12 JUN 2009, to purchase, exchange
and/or to transfer on the Stock Exchange or in any
other way the Company's own shares so as to avoid a
serious and imminent damage; the EGM of 12 JUN 2009,
to acquire up to 20% of the outstanding shares of the
 Company at a minimum unit price of EUR 1 and at a
maximum unit price not higher than 20% above the
highest closing stock market price of the Company's
shares on Euronext Brussels during the 20 trading
days preceding such acquisition; such authorization
has been granted for a period of 5 years as from the
day of the publication in the appendices of the
Official Belgian Gazette of the decision of the EGM
of 12 JUN 2009 and extends to the acquisition of
shares of the Company by its direct subsidiaries, as
such subsidiaries are defined by legal provisions on
acquisition of shares of the parent company by its
subsidiaries; approve to modify the Statutes to
include these changes; authorize the Board of
Directors for implementation of the resolutions
passed: determine the accurate acquisition price of
shares to buy back, arrange for equal treatment
between shareholders of buying proposals, take care
of the strict execution of trade conditions and
timing delay; if any, cancel physically own shares
and communicate the list to the Tribunal de Commerce
and invite shareholders for an EGM to reduce share

PROPOSAL #2.: Approve, according to the share buy-                         ISSUER          NO           N/A               N/A
back program which has been confirmed in 2008, to
cancel 250,000 shares without nominal value to have a
 new total of 13,625,000 shares

PROPOSAL #3.: Approve: the report of BDO Atrio,                            ISSUER          NO           N/A               N/A
Reviseurs d'Entreprises Soc. Civ. SCRL, Statutory
Auditor, and special report of the Board of Directors
 established in application of the Articles 583,
Section 1, and 596 of the Belgian Code of Companies,
explaining the object and the detailed justification
of the proposition of issuance of warrants with
suppression of preferential subscription rights of
shareholders; the issuance of 200,000 warrants
according to the hereafter mentioned conditions,
giving the right to the holders to subscribe to an
equivalent number of ordinary shares of the Company;
the suppression of the preferential right of the
existing shareholders in favor of the persons
designated hereafter; and the conditions of issuance
of warrants as specified; to modify the Statutes in
case of exercise of warrants effectively issued; and
authorize 2 Directors acting jointly to precise [and
possibly a declaration by deed] the exact number of
warrants to be issued, the final subscription price
of shares, the subscription periods, the procedures
for adjusting the rights of the warrants in case of
transactions on the capital; make a declaration by
deed of the achievement of capital increases and
changes in statutes resulting from it; execute the
resolutions to be taken following the above mentioned
 objects; and for all above mentioned, sign all
conventions and generally do what is necessary

PROPOSAL #4.: Amend the Article 9 of the Statutes as                       ISSUER          NO           N/A               N/A
specified

PROPOSAL #5.: Approve to replace the Article 15 of                         ISSUER          NO           N/A               N/A
the Statutes as specified

PROPOSAL #6.: Approve the addition to the Article 22                       ISSUER          NO           N/A               N/A
of the Statutes as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXACT HOLDING NV, DELFT
  TICKER:                N/A             CUSIP:     N3135Y102
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting and                           ISSUER          NO           N/A               N/A
announcements

PROPOSAL #2.: Strategy update exact software                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Report of the Managing Board on the FY                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #4.: Approve the annual accounts on the FY                        ISSUER          NO           N/A               N/A
2008

PROPOSAL #5.: Dividend Policy                                              ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve a dividend over the FY 2008                          ISSUER          NO           N/A               N/A
will be declared at EUR 0,87

PROPOSAL #7.: Grant discharge the man aging Board in                       ISSUER          NO           N/A               N/A
respect of the duties performed during the past FY

PROPOSAL #8.: Grant discharge the Supervisory Board                        ISSUER          NO           N/A               N/A
in respect of the duties performed during the past FY

PROPOSAL #9.: Authorize the Managing Board, subject                        ISSUER          NO           N/A               N/A
to the approval of the Supervisory Board, to cause
the Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the Company is permitted to
acquire pursuant to the provisions of Section 98,
Subsection 2, of book 2 of the Netherlands Civil
Code; and such acquisition may be effected by means
of any type of contract, including stock exchange
transactions and private transactions; the price must
 lie between the nominal value of the shares and an
amount equal to 110% of the market price; by market
price is understood the average of the highest prices
 reached by the shares on each of the 5 stock
exchange business days preceding the date of
acquisition, as evidenced by the of facial price list
 of Euronext Amsterdam NV; [authority will be valid
for a period of 18 months], commencing on 23 APR 2009

PROPOSAL #10.: Authorize the Managing Board, subject                       ISSUER          NO           N/A               N/A
to the approval of the Supervisory Board be
designated for a period of 18 months as the body to
resolve to issue shares up to a number of shares not
exceeding the number of unissued shares in the
capital of the Company and under approval of the
Supervisory Board as the sole body to limit or
exclude the pre emptive right on new issued shares in

PROPOSAL #11.: Reappoint Mr. R. S .H. Patel as Member                      ISSUER          NO           N/A               N/A
 of the Management Board

PROPOSAL #12.: Future positions in the Management                          ISSUER          NO           N/A               N/A
Board
PROPOSAL #13.a: Appoint Mr. E. R. Deves as a Member                        ISSUER          NO           N/A               N/A
of the Supervisory Board where all details as laid
down in Article 2:158 Paragraph 5, Section 2: 142
Paragraph 3 of the Dutch Civil Code are available for
 the general meeting of shareholders

PROPOSAL #13.b: Appoint Mr. M. J. C. Janmaat as a                          ISSUER          NO           N/A               N/A
Member of the Supervisory Board where all details as
laid down in Article 2:158 Paragraph 5, section 2:
142 Paragraph 3 of the Dutch Civil Code are available
 for the general meeting of shareholders

PROPOSAL #13.c: Appoint Mr. R. J. Hoevens as a Member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board where all details as laid
down in Article 2:158 Paragraph 5, Section 2: 142
Paragraph 3 of the Dutch Civil Code are available for
 the general meeting of shareholders

PROPOSAL #14.: Approve to set the yearly remuneration                      ISSUER          NO           N/A               N/A
 for the Members of the Supervisory Board as follows
the Members EUR 25.000, the Vice Chairman EUR 35.000,
 the Chairman EUR 40.000, and an additional EUR
5.000, for Membership in Committees, irrespective of
the number of Committees and all amounts are per Annum

PROPOSAL #15.: Approve the general meeting assigns                         ISSUER          NO           N/A               N/A
Ernst Young Accountants LLP as the Auditors
responsible for auditing the financial accounts for
the year 2009

PROPOSAL #16.: Questions and answers                                       ISSUER          NO           N/A               N/A

PROPOSAL #17.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXMAR NV, ANTWERPEN
  TICKER:                N/A             CUSIP:     B3886A108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors and the Auditors                       ISSUER          NO           N/A               N/A
reports

PROPOSAL #2.1: Approve to accept the financial                             ISSUER          NO           N/A               N/A
statements

PROPOSAL #2.2: Approve the allocation of income and                        ISSUER          NO           N/A               N/A
dividends of EUR 0.10 per share

PROPOSAL #3.1: Grant discharge to the Directors                            ISSUER          NO           N/A               N/A

PROPOSAL #3.2: Grant discharge to the Auditors                             ISSUER          NO           N/A               N/A

PROPOSAL #4.1: Re-elect Mr. Philippe Bodson as an                          ISSUER          NO           N/A               N/A
Independent Director

PROPOSAL #4.2: Re-elect Mr. Nicolas Saverys as a                           ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.3: Re-elect Mr. Patrick De Brabandere as                       ISSUER          NO           N/A               N/A
a Director

PROPOSAL #4.4: Re-elect Mr. Philippe van Marcke de                         ISSUER          NO           N/A               N/A
Lummen as an Independent Director

PROPOSAL #4.5: Elect Mr. Saverex permanently                               ISSUER          NO           N/A               N/A
represented by Mr. Pauline Saverys as a Director

PROPOSAL #4.6: Ratify KPMG and Helga Plateeau BVBA as                      ISSUER          NO           N/A               N/A
 the Auditors

PROPOSAL #5.: Grant authority for the remuneration of                      ISSUER          NO           N/A               N/A
 External Auditors at EUR 265,923

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                EXMAR NV, ANTWERPEN
  TICKER:                N/A             CUSIP:     B3886A108
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Grant authority to repurchase of up to                      ISSUER          NO           N/A               N/A
 20% of issued share capital

PROPOSAL #1.2: Grant authority to repurchase of                            ISSUER          NO           N/A               N/A
shares by subsidiaries and reissuance of repurchased

PROPOSAL #2.: Authorize the Board to repurchase                            ISSUER          NO           N/A               N/A
shares in the event of a Public Tender Offer or Share
 Exchange Offer

PROPOSAL #3.: Amend the  Article 15 in accordance                          ISSUER          NO           N/A               N/A
with Item 2

PROPOSAL #4.: Amend the Article 20 Regarding: New                          ISSUER          NO           N/A               N/A
Legislation on Audit Committee

PROPOSAL #5.: Amend the Article 14 Regarding:                              ISSUER          NO           N/A               N/A
reference to New Legislation regarding share
ownership disclosure threshold

PROPOSAL #6.: Approve the coordination of Articles                         ISSUER          NO           N/A               N/A

PROPOSAL #7.: Grant authority for the implementation                       ISSUER          NO           N/A               N/A
of the approved resolutions and filing of required
documents/formalities at trade registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                F&C ASSET MANAGEMENT PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G3336H104
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Independent
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 4.0 pence                        ISSUER          YES          FOR               FOR
per share on the ordinary shares of the Company to be
 paid on 28 MAY 2009 to Members whose name appears on
 the register of Members at the close of business on
17 APR 2009

PROPOSAL #3.: Elect Mr. Trevor Matthews as Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #4.: Re-elect Mr. Keith Bedell-Pearce as                          ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-elect Mr. Alain Grisay as Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #6.: Re-elect Mr. Brian Larcombe as                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #7.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #8.: Appoint KPMG Audit Plc as the Auditors                       ISSUER          YES          FOR               FOR
of the Company to hold the office until the
conclusion of the next general meeting at which
financial statements are laid before the Company and
authorize the Directors to determine their

PROPOSAL #9.: Approve to re-approve and renew the                          ISSUER          YES          FOR               FOR
authorization of the terms of the Relationship
Agreement between the Company and Friends Provident
PLC dated 04 OCT 2004 [Authority expires the earlier
of the conclusion of the AGM of the Company to be
held in 2010 or Friends Provident's interest in the
ordinary shares of the Company falling below 30%]

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority and pursuant
to Section 80 of the Companies Act 1985 [the Act], to
 allot relevant securities [Section 80 of the Act] up
 to an maximum nominal amount of GBP 164,730.35; and
to allot relevant securities comprising equity
securities [Section 94 of the Act] up to an aggregate
 nominal amount of GBP 303,857.10 in connection with
a Pre-Emptive Offer undertaken by way of rights;
[Authority expires at the conclusion of the AGM of
the Company to be held in 2010]; and the Directors
may allot relevant securities after the expiry of
this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for any existing authority, subject to
passing of Resolution 10 [the Section 80 Authority],
to allot equity securities [Section 94 of the
Companies Act 1985 [the Act]] and to sell treasury
share wholly for cash, as if Section 89(1) of the Act
 did not apply to any such allotment of sale,
provided that such powers shall be limited to the
allotment of equity securities or the sale of
treasury stock: 1) in the case of this Resolution of
the Section 80 Authority, a) in connection with a
Pre-Emptive Offer [as specified in Section 80
Authority]; or b) in accordance with the terms of the
 Relationship Agreement between the Company and
Friends Provident plc dated 04 OCT 2008, provided
that Resolution 9 relating the re-approval and
renewal of such Relationship Agreement as set out in
this notice is passed; or c) in order to satisfy
options or awards under any Share Scheme of employees
 or Share Incentive Plan approved by the Company in
general meeting; 2) in the case of this Resolution of
 the Section 80 Authority, in connection with a Pre-
Emptive Offer undertaken by way of rights; and 3)
otherwise, up to a maximum nominal amount of GBP
24,807,145; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry; [Authority expires at the conclusion of
 the AGM of the Company to be held in 2010]

PROPOSAL #S.12: Authorize the Company, in                                  ISSUER          YES          FOR               FOR
substitution of any existing powers under Section 166
 of the Companies Act 1985, [the Act] but without
prejudice to the exercise of any such power in
accordance with Section 166 of the Act, to make
market purchases [Section 163(3)] of the Act] of
fully paid ordinary shares of 0.1 pence each in the
capital of the Company [ordinary shares] in such
terms and in such manner as the Directors of the
Company may decide, provided that: the maximum
aggregate number of ordinary shares authorized to be
purchased is 49,424,047 [being approximately 10% of
the issued ordinary share capital of the Company
[excluding treasury shares as Section 162A(3) of the
Act] ordinary shares of 0.1 pence each in the capital
 of the Company, at a minimum price of 0.1 pence and
equal to 105% of the average middle market quotations
 for such shares derived from the London Stock
Exchange Daily Official List, over the previous 5
business days; [Authority expires the earlier of the
conclusion of the next AGM of the Company to be held
in 2010]; the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.13: Approve that the period of notice for                      ISSUER          YES          FOR               FOR
 calling a general meeting [other than an AGM] shall
not be not less than 14 clear days provided
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2010]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                F&C COMMERCIAL PROPERTY TRUST LTD, ST PETER PORT
  TICKER:                N/A             CUSIP:     G3336X109
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          YES          FOR               FOR
statements and statutory reports

PROPOSAL #2.: Reelect Mr. J. H. Stephen as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Reelect Mr. N. J. M. Tostevin as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Reelect Mr. B. W. Sweetland as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Ratify KPMG Channel Islands Limited as                       ISSUER          YES          FOR               FOR
the Auditors

PROPOSAL #6.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #7.: Authorize the Directors to make market                       ISSUER          YES          FOR               FOR
repurchases of ordinary shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                F&C COMMERCIAL PROPERTY TRUST LTD, ST PETER PORT
  TICKER:                N/A             CUSIP:     G3336X109
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the continuation of the Company                      ISSUER          YES          FOR               FOR
 as Investment Trust

PROPOSAL #2.: Approve the amendment to the terms of                        ISSUER          YES          FOR               FOR
the Company's policy on continuation votes

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAES FARMA SA, BILBAO
  TICKER:                N/A             CUSIP:     E4866U210
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of the
Faes Farma and the consolidated Group

PROPOSAL #2.: Approve the re-election or appointment                       ISSUER          YES        AGAINST           AGAINST
of the Board Members

PROPOSAL #3.: Approve to delegate to the Board to                          ISSUER          YES          FOR               FOR
issue bonds, promissory notes and other fixed income
securities not convertible in shares

PROPOSAL #4.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #5.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares; reduction of the share capital
through the redemption of own shares

PROPOSAL #6.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
with charge to reserves

PROPOSAL #7.: Approve to delegate the powers to the                        ISSUER          YES          FOR               FOR
Board

PROPOSAL #8.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAIRBORNE ENERGY LTD NEW
  TICKER:                N/A             CUSIP:     303623102
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of Directors                       ISSUER          YES          FOR               FOR
to be elected at the meeting at 7 Members

PROPOSAL #2.1: Elect Mr. Richard A. Walls as a                             ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #2.2: Elect Mr. Steven R. VanSickle as a                          ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #2.3: Elect Mr. Greg Bay as a Director of                         ISSUER          YES          FOR               FOR
the Corporation

PROPOSAL #2.4: Elect Mr. Robert B. Hodgins as a                            ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #2.5: Elect Mr. Johannes J. Niuwenburg as a                       ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #2.6: Elect Mr. Carl J. Tricoli as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #2.7: Elect Mr. Rodney D. Wimer as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #3.: Appoint KPMG LLP, Chartered                                  ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Corporation for
the ensuing year and authorize the Directors to fix
their remuneration as such

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FAR EASTERN DEPARTMENT STORES LTD
  TICKER:                N/A             CUSIP:     Y24315106
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 financial statements                     ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.4: To report the issuance status of                            ISSUER          NO           N/A               N/A
corporate bonds

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES        ABSTAIN           AGAINST
proposed cash dividend: TWD 0.3 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES        ABSTAIN           AGAINST
from retained earnings, proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
endorsement and guarantee

PROPOSAL #B.6: Elect the Directors and Supervisors                         ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES        ABSTAIN           AGAINST
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        ABSTAIN             FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FBD HLDGS PLC
  TICKER:                N/A             CUSIP:     G3335G107
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the 2008 Directors'                      ISSUER          YES          FOR               FOR
 report and financial statements

PROPOSAL #2.: Declare a dividend on the 8% non                             ISSUER          YES          FOR               FOR
cumulative preference shares

PROPOSAL #3.: Declare a final dividend of EUR 0.10                         ISSUER          YES          FOR               FOR
per ordinary share for the YE 31 DEC 2008

PROPOSAL #4.A: Re-elect Mr. Michael Berkery as a                           ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #4.B: Re-elect Mr. John Donnelly as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #4.C: Re-elect Mr. Philip Lynch as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #4.D: Re-elect Dr. Patrick O'Keeffe as a                          ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #4.E: Re-elect Mr. Padraig Walshe as a                            ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #4.F: Re-elect Mr. Cathal O'Caoimh as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #6.: Authorize the Directors to issue shares                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve a limited disapplication of                          ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #8.: Authorize the Company to make market                         ISSUER          YES          FOR               FOR
purchases of its own shares

PROPOSAL #9.: Approve to set the off-market re-issue                       ISSUER          YES          FOR               FOR
price range for the Company's shares held in treasury

PROPOSAL #10.: Approve the proposed amendment to the                       ISSUER          YES          FOR               FOR
Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FBD HLDGS PLC
  TICKER:                N/A             CUSIP:     G3335G107
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve having regard to the provisions                      ISSUER          YES          FOR               FOR
 of the Irish Takeover Panel Act, 1997, Takeover
Rules, 2007, as amended [Takeover Rules] and to the
conditions attached by the Irish Takeover Panel to
the grant of a waiver under Rule 37 of the Takeover
Rules as specified, the increase in the percentage of
 the Voting Shares of the Company held by Farmer
Business Developments plc and persons presumed under
the Takeover Rules to be acting in concert with it,
of up to 33.56% in the circumstances described in the
 Circular without Farmer Business Developments plc
and/or any person acting or deemed to be acting in
concert with it being obliged to make an offer to the
 Company's shareholders pursuant to Rule 37

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FEDERAL CORPORATION
  TICKER:                N/A             CUSIP:     Y8548Z107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.4: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #B.4: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FENG TAY ENTERPRISE CO LTD
  TICKER:                N/A             CUSIP:     Y24815105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.2 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Elect the Directors and Supervisors                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.6: Other issue and extraordinary motions                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FERREXPO PLC, LONDON
  TICKER:                N/A             CUSIP:     G3435Y107
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts and the                         ISSUER          YES          FOR               FOR
reports of the Directors and the Auditors for the YE
31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008 contained in the accounts and reports

PROPOSAL #3.: Declare a final dividend of 3.3 US                           ISSUER          YES          FOR               FOR
cents per ordinary share for the YE 31 DEC 2008

PROPOSAL #4.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Company's Auditors, until the conclusion of the next
general meeting at which accounts are laid before the
 Company

PROPOSAL #5.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #6.: Elect Mr. Marek Jelinek as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Elect Mr. Miklos Salamon as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #8.: Elect Mr. Oliver Baring as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #9.: Elect Mr. Raffaele Lucio Genovese as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #10.: Elect Mr. Kostyantin Zhevago as a                           ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #11.: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 80 of the Companies Act 1985 [the 1985
Act], to allot relevant securities [Section 80(2) of
the 1985 Act] up to an nominal amount of GBP
19,620,804; [Authority expires the earlier of the
conclusion of the next AGM of the Company or on 18
AUG 2010]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.12: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 11 above, to allot equity
securities [Section 94(2) of the 1985 Act] wholly for
 cash pursuant to the authority conferred by
Resolution 11, disapplying the statutory pre-emption
rights [Section 94(3A)of the 1985 Act], provided that
 this power is limited to the allotment of equity
securities: a) in connection with a rights issue,
open offer or other offer of securities in favor to
the holders of ordinary shares on the register of
members at such record dates as the Directors may
determine, subject to such exclusion or other
arrangements as the Directors may deem necessary or
expedient in relation to treasury shares, fractional
entitlements, record dates or legal, regulatory or
practical problems in, or under the laws of any
territory; b) up to an aggregate nominal amount of
GBP 3,069,839;[ Authority expires the earlier of the
conclusion of the next AGM of the Company or on 18
AUG 2010]; and the Company may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.13: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the 1985 Act, to make
market purchases [Section 163 of the Act 1985 Act]]
up to 58,862,414 ordinary shares of 10p [ordinary
shares] each in the capital of the Company, at a
minimum price of shall not be less than nominal value
 of such shares and not more than 105% above the
average market value of the Company's ordinary share
as derived from the London Stock Exchange Daily
Official List, for the 5 business days preceding the
date of purchase and the higher of the price of the
last Independent trade and the highest current
independent bid on the London Stock Exchange at the
time the purchase is carried out; [Authority expires
at the conclusion of the next AGM of the Company to
be held in 2010]; and the Company, before the expiry,
 may make a contract to purchase ordinary shares
which will or may be executed wholly or partly after

PROPOSAL #S.14: Adopt new Articles of Association as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #S.15: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FERREXPO PLC, LONDON
  TICKER:                N/A             CUSIP:     G3435Y107
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: Elect Mr. Gennadiy Bogolyubov as a Director

PROPOSAL #2.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: Elect Mr. Gregory Gurtovoy as a Director

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FERSA ENERGIAS RENOVABLES S.A.
  TICKER:                N/A             CUSIP:     E4971B115
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts of Fersa                         ISSUER          YES          FOR               FOR
and consolidated group

PROPOSAL #2.: Approve the Board Management and the                         ISSUER          YES          FOR               FOR
distribution the 2008 result

PROPOSAL #3.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #4.: Approve the merger by absortion between                      ISSUER          YES          FOR               FOR
 Mestral S.A and Fersa S.A. and the merger balance

PROPOSAL #5.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #6.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIDELITY EUROPEAN VALUES PLC, TADWORTH, SURREY
  TICKER:                N/A             CUSIP:     G3401M129
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and financial statements for the year ended 31 DEC

PROPOSAL #2.: Approve the final dividend of 23.26                          ISSUER          YES          FOR               FOR
pence per ordinary share

PROPOSAL #3.: Re-elect Mr. Robert Walther as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-elect Mr. Simon Fraser as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the Directors' Remuneration                          ISSUER          YES          FOR               FOR
Report for the year ended 31 DEC 2008

PROPOSAL #6.: Re-appoint Grant Thornton UK LLP as the                      ISSUER          YES          FOR               FOR
 Auditor

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditor's remuneration

PROPOSAL #8.: Grant authority for the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to aggregate nominal amount of GBP 672,250

PROPOSAL #9.: Grant authority, subject to the Passing                      ISSUER          YES          FOR               FOR
 of Resolution 8, for the issue of equity or equity-
linked securities without pre-emptive rights up to
aggregate nominal amount of GBP 672,250

PROPOSAL #10.: Approve to renew the Company's                              ISSUER          YES          FOR               FOR
authority to make market purchases of 8,061,000
shares in the capital of the Company

PROPOSAL #11.: Authorize the Company to continue as                        ISSUER          YES          FOR               FOR
an Investment Trust

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIDESSA GROUP PLC, WOKING
  TICKER:                N/A             CUSIP:     G3469C104
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                            ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #2.: Declare a final dividend of 17.0 pence                       ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Re-elect Mr. C. Aspinwall as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Ms. E. Lake as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to fix the
remuneration of the Auditors

PROPOSAL #7.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve to disapply the statutory pre-                       ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #9.: Approve the purchase and cancellation                        ISSUER          YES          FOR               FOR
of up to 10% of the issued ordinary share capital

PROPOSAL #10.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #11.: Authorize the Company to call general                       ISSUER          YES          FOR               FOR
meetings on 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FILTRONA PLC, MILTON KEYNES
  TICKER:                N/A             CUSIP:     G3474G108
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts for the                       ISSUER          YES          FOR               FOR
YE 31 DEC 2008 and the reports of the Directors and
the Auditors thereon

PROPOSAL #2.: Receive and adopt the report of the                          ISSUER          YES          FOR               FOR
Remuneration Committee for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of 5.08p per ordinary share

PROPOSAL #4.: Re-elect Mr. Steve Crummett as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation

PROPOSAL #5.: Re-elect Mr. Jeff Harris as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation

PROPOSAL #6.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditor and authorize the Directors to fix the
Auditors' remuneration

PROPOSAL #7.: Authorize the Board, to allot relevant                       ISSUER          YES          FOR               FOR
securities [as defined in the Companies Act 1985]:
(a) up to an nominal amount of GBP 17,138,516; and
(b) the comprising equity securities [as defined in
the Companies Act 1985] up to a nominal amount of GBP
 34,277,032 [after deducting from such limit any
relevant securities under paragraph (a) above] in
connection with an offer by way of a rights issue:
(i) to ordinary shareholders in proportion [as nearly
 as may be practicable] to their existing holdings;
(ii) to holders of other equity securities as
required by the rights of those securities or as the
Board otherwise considers necessary, and so that the
Board may impose any limits or restrictions and make
any arrangements which it considers necessary or
appropriate to deal with treasury shares, fractional
entitlements, record dates, legal, regulatory and
practical problem in, or under the laws of, any
territory or any other matter; [Authority expires the
 earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.8: Authorize the Board, subject to the                         ISSUER          YES          FOR               FOR
passing of Resolution 7, to allot equity securities
[as defined in the Companies Act 1985] for cash under
 the authority given by that resolution and/or where
the allotment constitutes an allotment of equity
securities by virtue of Section 94(3A) of the
Companies Act 1985, free of the restriction in
Section 89(1) of the Companies Act 1985, such power
to be limited: (a) to the allotment of equity
securities in connection with an offer of equity
securities [but in the case of the authority granted
under paragraph (b) of Resolution 7, by way of a
rights issue only]: (i) to ordinary shareholders in
proportion [as nearly as may be practicable] to their
 existing holdings; (ii) to holders of other equity
securities, as required by the rights of those
securities or, as the Board otherwise considers
necessary, and so that the Board may impose any
limits or restrictions and make any arrangements
which it considers necessary or appropriate to deal
with treasury shares, fractional entitlements, record
 dates, legal, regulatory or practical problem in, or
 under the Laws of, any territory or any other
matter; (b) in the case of the authority granted
under paragraph (a) of Resolution 7, to the allotment
 [otherwise than under paragraph (a) above] of equity
 securities up to a nominal amount of GBP 2,741,585;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 30 JUN 2010]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an

PROPOSAL #S.9: Authorize the Company, for the                              ISSUER          YES          FOR               FOR
purposes of Section 166 of the Companies Act 1985, to
 make market purchases [Section 163(3) of the Act] of
 up to a maximum of 21,932,600 ordinary shares of 25p
 each in its capital [Ordinary Shares], and up to
105% of the average middle market quotations for such
 shares derived from the London Stock Exchange Daily
Official List, over the previous 5 business days;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or on 23 OCT 2010]; and
the Company, before the expiry, may make a contract
to purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.10: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRICH ENTERPRISE CO LTD
  TICKER:                N/A             CUSIP:     Y2496F106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report business operation result                         ISSUER          NO           N/A               N/A
and the financial reports of FY 2008

PROPOSAL #1.2: The Supervisors review financial                            ISSUER          NO           N/A               N/A
reports of FY 2008

PROPOSAL #1.3: To report the execution status of                           ISSUER          NO           N/A               N/A
buying back treasury stocks

PROPOSAL #1.4: To report the amendment of Board of                         ISSUER          NO           N/A               N/A
Directors meeting rules

PROPOSAL #2.1: Ratify the financial reports of FY 2008                     ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Ratify the net profit allocation of FY                      ISSUER          YES          FOR               FOR
 2008; [cash dividend: TWD 0.5033313 per shares

PROPOSAL #2.3: Approve to discuss the issuing of                           ISSUER          YES          FOR               FOR
additional shares; [stock dividend from retain
earnings:100.6662 per 1000 shares held]

PROPOSAL #2.4: Amend the process procedures of                             ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #2.5: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others

PROPOSAL #2.6: Amend the Company Articles                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.: Extraordinary proposals                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRST QUANTUM MINERALS LTD
  TICKER:                N/A             CUSIP:     335934105
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Directors at 8

PROPOSAL #2.1: Elect Mr. Philip K. R. Pascall as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.2: Elect Mr. G. Clive Newall as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Elect Mr. Martin Rowley as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Elect Mr. Michael Martineau as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.5: Elect Mr. Rupert Pennant-Rea as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.6: Elect Mr. Andrew Adams as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.7: Elect Mr. Peter St. George as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.8: Elect Mr. Paul Brunner as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint PricewaterhouseCoopers LLP,                          ISSUER          YES          FOR               FOR
Chartered Accountants, as Auditors for the Company to
 hold office until the next AGM and to authorize the
Directors of the Company to fix their remuneration

PROPOSAL #4.: Approve the Long Term Incentive                              ISSUER          YES          FOR               FOR
[Treasury] Plan, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FIRST STEAMSHIP CO LTD
  TICKER:                N/A             CUSIP:     Y25709109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report business operation result of                      ISSUER          NO           N/A               N/A
 FY 2008

PROPOSAL #1.2: Supervisors review financial reports                        ISSUER          NO           N/A               N/A

PROPOSAL #1.3: To report the execution status of                           ISSUER          NO           N/A               N/A
buying back treasury stocks

PROPOSAL #1.4: To report the status of investment in                       ISSUER          NO           N/A               N/A
mainland china of FY 2008

PROPOSAL #2.1: Ratify business operation result and                        ISSUER          YES          FOR               FOR
financial reports of FY 2008

PROPOSAL #2.2: Ratify net profit allocation of FY                          ISSUER          YES          FOR               FOR
2008; cash dividend: TWD 1.00 per share

PROPOSAL #3.1: Approve to discuss issuing additional                       ISSUER          YES          FOR               FOR
shares stock dividend FM R/E: 100/1000

PROPOSAL #3.2: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others

PROPOSAL #3.3: Amend the process procedures of                             ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #4.: Extraordinary proposals                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FLUGHAFEN WIEN AKTIENGESELLSCHAFT- SCHWECHAT
  TICKER:                N/A             CUSIP:     A2048U102
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual                       ISSUER          NO           N/A               N/A
statement of accounts and the report by the Board of
Directors and the Supervisory Board

PROPOSAL #2.: Approve the distribution of earnings                         ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the discharge of the Board of                        ISSUER          NO           N/A               N/A
Directors and Supervisory Board

PROPOSAL #4.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #5.: Elect the balance sheet Auditor                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FLUIDRA, SA, BARCELONA
  TICKER:                N/A             CUSIP:     E52619108
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Management report

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #3.: Approve the Board Management                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect or appoint the Auditors                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize to the Board for the                               ISSUER          YES          FOR               FOR
acquisition of own shares with faculty of reduction
the share capital

PROPOSAL #6.: Approve the report about the                                 ISSUER          YES          FOR               FOR
retribution politic of the Board Members

PROPOSAL #7.: Approve the modification of the 44                           ISSUER          YES          FOR               FOR
Article of the Company's Bylaws about the retribution
 of the Board Members

PROPOSAL #8.: Approve to inform about the                                  ISSUER          YES          FOR               FOR
modification of the 25 Article of the Company's Bylaws

PROPOSAL #9.: Approve the fixation of the maximum                          ISSUER          YES          FOR               FOR
retribution of the Board Members

PROPOSAL #10.: Approve the establishment of the                            ISSUER          YES          FOR               FOR
retribution politic about shares to the Board

PROPOSAL #11.: Approve the modification of the                             ISSUER          YES          FOR               FOR
Article 31 and 33 of the Company's Bylaws about the
vote and modification of the 12 and 24 Article of the
 Company's Bylaws about the regulation of the OGM

PROPOSAL #12.: Approve the delegation of the                               ISSUER          YES          FOR               FOR
faculties for the formalization, correction,
inscription and execution of the agreements adopted

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOLLI FOLLIE SA
  TICKER:                N/A             CUSIP:     X29442138
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the submission of the Company's                      ISSUER          NO           N/A               N/A
 and consolidated financial statements for 2008 along
 with Board of Directors and Chartered Auditors'

PROPOSAL #2.: Approve the disposal of profits of 2008                      ISSUER          NO           N/A               N/A
 and of dividend distribution

PROPOSAL #3.: Approve the Board of Directors salaries                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the dismissal of Board of                            ISSUER          NO           N/A               N/A
Directors and Chartered Auditors from every
compensational responsibility for 2008

PROPOSAL #5.: Elect the Ordinary and Substitute                            ISSUER          NO           N/A               N/A
Chartered Auditor for 2009 and determination of their
 remuneration

PROPOSAL #6.: Grant discharge to the authorization                         ISSUER          NO           N/A               N/A
and for the conclusion of contracts according to law
2190/20

PROPOSAL #7.: Appoint the Members of the Audit                             ISSUER          NO           N/A               N/A
Committee

PROPOSAL #8.: Various announcements and issues of                          ISSUER          NO           N/A               N/A
general interest

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FONCIERE DES REGIONS, METZ
  TICKER:                N/A             CUSIP:     F42399109
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the report of the Executive                         ISSUER          YES          FOR               FOR
Committee, the remarks of the Supervisory Board and
the report of the Auditors and approve the Company's
financial statements for the YE 31 DEC 2008, as
presented and showing loss of EUR 71,424,552.98

PROPOSAL #O.2: Receive the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee and the Auditors and approve the
consolidated financial statements for the said FY, in
 the form presented to the meeting, it approves the
net loss group share which amounts to EUR

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Executive Committee and resolves that the result for
the FY be appropriated as follows: allocation of the
loss as a deficit in retained earnings reduced from
EUR 55,437,028.22 to EUR 0.00, the balance of EUR
15,987,524.76 to the 'issue premium' account reduced
from EUR 1,779,788,368.60 to EUR 1,763,800,843.84;
dividends: EUR 217,764,921.30, the shareholders will
receive a net dividend of EUR 5.30 per share, for the
 41,087,721 shares, deducted from the 'merger
premium' account reduced to EUR 183,831,932.78, this
dividend is entitled to the 40% deduction provided by
 the French Tax Code, it will be paid on 29 MAY 2009
in the event that the Company holds some of its own
shares on the day the dividend is paid, the amount of
 the unpaid dividend on such shares shall be
allocated to the 'issue merger, contribution premium'
 accounts, the dividend deducted from the Company's
income, exempted from Corporate tax, is of EUR
68,254,133.00 as required By law

PROPOSAL #O.4: Approve that the dividend payment will                      ISSUER          YES          FOR               FOR
 be carried out in cash or in shares as per the
following conditions: reinvestment period will be
effective from a 30 APR 2009 to 22 MAY 2009, the new
shares will be created with dividend rights as of 01
JAN 2009, after the shareholders will receive the
dividend payment in cash; authorize the Executive
Committee to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Article L.225-86
of the French Commercial Code and approve said report
 and the agreements referred to therein

PROPOSAL #O.6: Authorize the Executive Committee to                        ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 100.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
150,000,000.00; and authorize the Executive Committee
 to take all necessary measures and accomplish all
necessary formalities; [Authorization is given for a
18 month period]; it supersedes the authorization
granted by the ordinary and extraordinary
shareholders' meeting of 16 MAY 2008 in its
Resolution 5

PROPOSAL #O.7: Ratify the Co-optation of the Company                       ISSUER          YES        AGAINST           AGAINST
Mr. Monroe as Member of the Supervisory Board, to
replace the Company Batipart Immobilier, for the
remainder of the Company Batipart Immobilier's term
of office, i.e. until the ordinary shareholders
meeting called to approve the financial statements
for the FYE 31 DEC 2012

PROPOSAL #O.8: Ratify the co-optation of Mr. Olivier                       ISSUER          YES        AGAINST           AGAINST
Piani as a Member of the Supervisory Board, to
replace the Company ISM, for the remainder of the
Company ISM's term of office, i.e. until the ordinary
 shareholders meeting called to approve the financial
 statements for the FYE 31 DEC 2012

PROPOSAL #O.9: Ratify the co-optation of Mr. A. C. M.                      ISSUER          YES        AGAINST           AGAINST
 Vie as a Member of the Supervisory Board, to replace
 Mr. Pierre Latrobe, for the remainder of Mr. Pierre
Latrobe's term of office, i.e. until the ordinary
shareholders meeting called to approve the financial
statements for the FYE 31 DEC 2012

PROPOSAL #E.10: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase the share capital , in one or more
occasions, by a maximum nominal amount of EUR
20,000,000.00 by way of capitalizing reserves,
profits, premiums or other sums, provided that such
capitalization is allowed By law and under the By
Law, by issuing bonus shares of raising the par value
 of existing shares, or by a combination of these 2
methods, the maximum nominal amount of capital
increases to be carried out by virtue of the present
delegation, shall count against the overall ceiling
of capital increase of EUR 200,000,000.00 set forth
in Resolution 11; to take all necessary measures and
accomplish all necessary formalities; [Authorization
is given for a 26 month period]; it supersedes the
part unused of the delegation granted by the ordinary
 and extraordinary shareholders' meeting of 04 MAY
2007 in its Resolution 11

PROPOSAL #E.11: Authorize the Executive Committee to                       ISSUER          YES        AGAINST           AGAINST
increase on one or more occasions, in France or
abroad, the share capital by issuance, with the
shareholders preferred subscription rights
maintained, of Company's shares other than preference
 shares or securities giving access to the capital,
the maximum nominal amount of capital increases to be
 carried out under this delegation of authority shall
 not exceed EUR 200,000,000.00, the nominal amount of
 debt shall not exceed EUR 1,000,000,000.00'; to take
 all necessary measures and accomplish all necessary
formalities

PROPOSAL #E.12: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholders vote above

PROPOSAL #E.13: Approve the Employee Stock Purchase                        ISSUER          YES        AGAINST           AGAINST
Plan

PROPOSAL #E.14: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.15: Amend the Article 12 of the Bylaws                         ISSUER          YES          FOR               FOR
regarding Supervisory Board appointment

PROPOSAL #E.16: Grant authority for the filing of                          ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORBO HOLDING AG (VORM. FORBO AG), BAAR
  TICKER:                N/A             CUSIP:     H26865214
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORBO HOLDING AG (VORM. FORBO AG), BAAR
  TICKER:                N/A             CUSIP:     H26865214
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve  the annual report, the annual                       ISSUER          YES          FOR               FOR
financial statements and consolidated statements for
the business year 2008 as well as the  acceptance of
the report of the Auditors

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #3.1: Appropriation of the net result                             ISSUER          NO           N/A               N/A

PROPOSAL #3.2: Approve the capital reduction through                       ISSUER          YES          FOR               FOR
the redemption of the par value and corresponding the
 changes of the Articles of Association

PROPOSAL #4.: Approve the change of the Articles of                        ISSUER          YES          FOR               FOR
Association: paragraph 10, subparagraph 3

PROPOSAL #5.: Approve the change of use of the                             ISSUER          YES          FOR               FOR
treasury shares, repurchased over the 2nd trading line

PROPOSAL #6.: Elect Mr. Vincent Studer                                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect PricewaterhouseCoopers AG as the                       ISSUER          YES          FOR               FOR
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORMOSA INTERNATIONAL HOTELS CORP
  TICKER:                N/A             CUSIP:     Y2603W109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business reports                                   ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports reviewed by                        ISSUER          NO           N/A               N/A
the Supervisors

PROPOSAL #A.3: The status of 2008 endorsements and                         ISSUER          NO           N/A               N/A
guarantees

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 10.73 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from capital reserves, proposed bonus issue: 100 for
1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement, guarantee and monetary loans

PROPOSAL #B.5: Elect the Directors and the Supervisors                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORMOSAN RUBBER GROUP INC
  TICKER:                N/A             CUSIP:     Y2604N108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: Report the status of endorsement                            ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #1.4: Report the execution status of                              ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #1.5: Report the real estate development                          ISSUER          NO           N/A               N/A
status at Banqiao

PROPOSAL #2.1: Approve the 2008 operation and                              ISSUER          YES          FOR               FOR
financial report

PROPOSAL #2.2: Approve the 2008 earning                                    ISSUER          YES          FOR               FOR
distributions, [cash dividend: TWD 0.5 per share]

PROPOSAL #3.: Approve to revise the rules for lending                      ISSUER          YES          FOR               FOR
 funds to other parties and endorsement guarantee

PROPOSAL #4.: Extemporary motions                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTH PORTS PLC
  TICKER:                N/A             CUSIP:     G3639M107
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES        AGAINST           AGAINST
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 12p per                          ISSUER          YES          FOR               FOR
ordinary share in the capital of the Company

PROPOSAL #3.: Re-elect Mr. C.D. Collins as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. C.G. Hammond as a Director                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #5.: Re-elect Mr. P.D. Glading as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the YE 31 DEC 2008

PROPOSAL #7.: Ratify the re-appointment of                                 ISSUER          YES          FOR               FOR
PricewaterhouseCoopers LLP as the Auditors of the
Company and authorize the Directors to agree their
remuneration

PROPOSAL #8.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities [Section 80 of the Companies Act
1985], up to an aggregate nominal amount of GBP 6.2
million; [Authority expires the earlier of next AGM
of the Company or on 31 JUL 2010]; and the Directors
may allot relevant securities after the expiry of
this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 8 and pursuant to Section
95 of the Companies Act 1985, to allot equity
securities [Section 94 of the said Act] for cash
pursuant to the authority conferred by Resolution 8,
disapplying statutory preemption rights [Section 89
as if sub-section(1)], provided that this power is
limited to the allotment of equity securities: a) in
connection with a rights issue; and b) up to an
aggregate nominal amount of GBP 1.14 million;
[Authority expires the earlier of the next AGM of the
 Company or 31 JUL 2010]; and the Directors may allot
 equity securities after the expiry of this authority
 in pursuance of such an offer or agreement made

PROPOSAL #S.10: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
and in accordance with Section 166 of the Companies
Act 1985 [the Act], to make one or more market
purchases [Section 163(3)on the London stock Exchange
 of up to 6,838 million ordinary shares [representing
 15% of issued share capital, at a minimum price
equal to 50 pence [exclusive of any tax and
expenses];and not more than 5% above the average
middle market values for an ordinary shares derived
from the London Stock Exchange Daily Official List,
over the previous 5 business days; [Authority expires
 the earlier of the next AGM of the Company to be
held or on 31 JUL 2010]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly
 after such expiry; any ordinary shares purchased
shall be cancelled or if the Directors so determine
and subject to the provisions of the Companies
regulations 2003 and any applicable regulations of
the United Kingdom Listing authority to be held as

PROPOSAL #S.11: Adopt the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for and to the entire
exclusion of the existing Articles of Association of
the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORTIS BANK AS
  TICKER:                N/A             CUSIP:     M89202101
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming the Presidency Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Board of Presidency to                         ISSUER          NO           N/A               N/A
sign the minutes of the meeting

PROPOSAL #3.: Approve to discuss the reports of the                        ISSUER          NO           N/A               N/A
Board of Directors, Auditors, Independent Auditor and
 financial statements of 2008

PROPOSAL #4.: Approve to discuss the Board of                              ISSUER          NO           N/A               N/A
Directors proposal regarding the dividend and
distribution date

PROPOSAL #5.: Approve to inform about the dividend                         ISSUER          NO           N/A               N/A
distribution policy of 2008

PROPOSAL #6.: Approve the decision to get information                      ISSUER          NO           N/A               N/A
 about the resignments during the year of 2008

PROPOSAL #7.: Approve the assignments for the board                        ISSUER          NO           N/A               N/A
members resigned in 2008

PROPOSAL #8.: Approve the release of the Board Members                     ISSUER          NO           N/A               N/A

PROPOSAL #9.: Approve the determination of the wages                       ISSUER          NO           N/A               N/A
of the Board Members

PROPOSAL #10.: Approve the permitting to the Board                         ISSUER          NO           N/A               N/A
Members according to the items 334 and 335 of the
Turkish Commercial Code

PROPOSAL #11.: Elect the Board Members whose service                       ISSUER          NO           N/A               N/A
periods have ended and determination of the service
periods

PROPOSAL #12.: Approve the assignments for the Audit                       ISSUER          NO           N/A               N/A
Members resigned in 2008

PROPOSAL #13.: Approve the release of the Audit                            ISSUER          NO           N/A               N/A
Members
PROPOSAL #14.: Elect the Auditors and Determination                        ISSUER          NO           N/A               N/A
of the Wages

PROPOSAL #15.: Approve the independent audit firm                          ISSUER          NO           N/A               N/A

PROPOSAL #16.: Approve the permitting to the Board                         ISSUER          NO           N/A               N/A
Members to determine the Independent Audit Firm

PROPOSAL #17.: Approve the permitting to the Board                         ISSUER          NO           N/A               N/A
Members to add or deduct difference between the
amount assorted for the corporate tax and the
realized corporate tax to the shareholders equity

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORZANI GROUP LTD
  TICKER:                N/A             CUSIP:     349907105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Albrecht W.A. Bellstedt,                          ISSUER          YES          FOR               FOR
Q.C. as a Director to serve until the next AGM of
shareholders

PROPOSAL #1.2: Elect Mr. Roman Doroniuk, C.A. as a                         ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.3: Elect Mr. Henri Drouin as a Director                        ISSUER          YES          FOR               FOR
to serve until the next AGM of shareholders

PROPOSAL #1.4: Elect Mr. John M. Forzani as a                              ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.5: Elect Mr. Donald E. Gass as a Director                      ISSUER          YES          FOR               FOR
 to serve until the next AGM of shareholders

PROPOSAL #1.6: Elect Mr. Jay A. J. Peters as a                             ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #1.7: Elect Mr. Robert Sartor as a Director                       ISSUER          YES          FOR               FOR
to serve until the next AGM of shareholders

PROPOSAL #1.8: Elect Mr. Paul S. Walters as a                              ISSUER          YES          FOR               FOR
Director to serve until the next AGM of shareholders

PROPOSAL #2.: Re-appoint Ernst & Young LLP, Chartered                      ISSUER          YES          FOR               FOR
 Accountants, as the Auditors of the Corporation for
the ensuring year and authorize the Directors to fix
their remuneration as such

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FORZANI GROUP LTD
  TICKER:                N/A             CUSIP:     349907105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint Ernst & Young LLP, Chartered                      ISSUER          NO           N/A               N/A
 Accountants as auditors of the Corporation for the
ensuing year and authorize the Directors to fix their
 remuneration as such

PROPOSAL #2.1: Elect David D. Sgro as a Director of                        ISSUER          NO           N/A               N/A
the Corporation

PROPOSAL #2.2: Elect Barry Erdos as a Director of the                      ISSUER          NO           N/A               N/A
 Corporation

PROPOSAL #2.3: Elect Mr. Albrecht W.A. Bellstedt,                          ISSUER          NO           N/A               N/A
Q.C. as a Director of the Corporation

PROPOSAL #2.4: Elect Mr. Roman Doroniuk, C.A. as a                         ISSUER          NO           N/A               N/A
Director of the Corporation

PROPOSAL #2.5: Elect Mr. John M. Forzani as a                              ISSUER          NO           N/A               N/A
Director of the Corporation

PROPOSAL #2.6: Elect Mr. Jay A. J. Peters as a                             ISSUER          NO           N/A               N/A
Director of the Corporation

PROPOSAL #2.7: Elect Mr. Robert Sartor of the                              ISSUER          NO           N/A               N/A
Corporation

PROPOSAL #2.8: Elect Mr. Paul S. Walters of the                            ISSUER          NO           N/A               N/A
Corporation

PROPOSAL #3.: Other business                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FOURLIS HOLDING SA
  TICKER:                N/A             CUSIP:     X29966177
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
the consolidated financial statements [figures and
information] together with the notes and reports
thereon prepared by the Board of Directors and the
Chartered Accountants-Auditors for the FY 01 JAN 2008
 to 31 DEC 2008

PROPOSAL #2.: Approve the divided payable to                               ISSUER          NO           N/A               N/A
shareholders from Company profits for the FY 01 JAN
2008 to 31 DEC 2008

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Chartered Accountants-
Auditors from any liability for compensation with
regard to the financial statements and the
administration of the Company or with regard to the
consolidated financial statements of the Company
during the FY 01 JAN 2008 to 31 DEC 2008

PROPOSAL #4.: Elect the ordinary and substitute                            ISSUER          NO           N/A               N/A
Chartered Accountants-Auditors to audit the financial
 statements for the FY 01 JAN 2009 to 31 DEC 2009 and
 to audit the consolidated financial statements for
the same FY and approve to determine their

PROPOSAL #5.: Approve the Members of the Board of                          ISSUER          NO           N/A               N/A
Directors' remuneration for the FY 01 JAN 2008 to 31
DEC 2008 and preliminary approval of Members of the
Board of Directors' remuneration for the FY 01 JAN
2009 to 31 DEC 2009

PROPOSAL #6.: Elect the new Member of the Board of                         ISSUER          NO           N/A               N/A
Directors in place of retired Member

PROPOSAL #7.: Elect a new Member to the Audit                              ISSUER          NO           N/A               N/A
Committee, according to Article 37, Law 3693/2008

PROPOSAL #8.: Miscellaneous issues and announcements                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRANCO NEV CORP
  TICKER:                N/A             CUSIP:     351858105
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Pierre Lassonde as a                              ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation

PROPOSAL #1.2: Elect Mr. David Harquail as a Director                      ISSUER          YES          FOR               FOR
 of the Corporation

PROPOSAL #1.3: Elect Mr. David R. Peterson as a                            ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.4: Elect Mr. Louis Gignac as a Director                        ISSUER          YES          FOR               FOR
of the Corporation

PROPOSAL #1.5: Elect Mr. Graham Farquharson as a                           ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.6: Elect Mr. Randall Oliphant as a                             ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.7: Elect Mr. Derek W. Evans as a Director                      ISSUER          YES          FOR               FOR
 of the Corporation

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP,                          ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Corporation for the ensuing year and authorize the
Directors to fix the remuneration to be paid to the
Auditors

PROPOSAL #3.: Approve the Corporation's Restricted                         ISSUER          YES          FOR               FOR
Share Unit Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRANSHION PROPERTIES (CHINA) LTD
  TICKER:                N/A             CUSIP:     Y2642B108
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.: Re-elect Mr. He Cao as a Non-executive                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Board of
Directors of the Company to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
during the Relevant Period [as hereinafter defined]
of all the powers of the Company to repurchase the
share with nominal value of HKD 1 each in the share
capital of the Company on The Stock Exchange of Hong
Kong Limited [the Stock Exchange], subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange [as amended from
time to time] or of any other stock exchange; the
aggregate nominal amount of the shares of the Company
 to be repurchased by the Company pursuant to the
approval in paragraph [a] above during the Relevant
Period shall not exceed 10% of the aggregate nominal
amount of the issued share capital of the Company as
at the date of passing this resolution and the
approval pursuant to paragraph [a] shall be limited
accordingly; and [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws to

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
during the Relevant Period [as defined in paragraph
[d] below] of all the powers of the Company to allot,
 issue and/or otherwise deal with additional ordinary
 shares of the Company and to make or grant offers,
agreements, options and rights of exchange or
conversion which might require the exercise of such
powers, subject to and in accordance with all
applicable laws, be and is hereby generally and
unconditionally approved; the aggregate nominal
amount of share capital allotted, issued and/or
otherwise dealt with or agreed conditionally or
unconditionally to be allotted, issued and/or
otherwise dealt with [whether pursuant to an option
or otherwise] by the directors of the Company
pursuant to the approval granted in paragraph [a]
above, other than pursuant to i) Rights Issue [as
defined in paragraph [d] below], or ii) the exercise
of any options granted under the Share Option Scheme
or similar arrangement for the time being adopted or
to be adopted for the grant or issue of options to
subscribe for, or rights to acquire shares of the
Company approved by the Stock Exchange, or iii) any
scrip dividend or similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the Articles of Association of the Company,
shall not exceed 20% of the aggregate nominal amount
of the issued share capital of the Company as at the
date of passing of this resolution, and the said
approval shall be limited accordingly

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolution 05 and 06, the general mandate granted
to the Directors of the Company pursuant to
Resolution 06 be and is hereby extended by the
addition thereto of an amount representing the
aggregate nominal amount of the shares repurchased by
 the Company after approval of Resolution 05 provided
 that such aggregate amount shall not exceed 10% of
the aggregate nominal amount of the issued share
capital of the Company as at the date of passing of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FRED OLSEN ENERGY ASA
  TICKER:                N/A             CUSIP:     R25663106
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM by the Chairman                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Chairman for the meeting and                       ISSUER          YES          FOR               FOR
1 shareholder to sign the minutes together with the
Chairman and approve the notice of the meeting and
the agenda

PROPOSAL #3.: Receive the Director's report and the                        ISSUER          YES          FOR               FOR
annual accounts for 2008 for Fred Olsen energy parent
 Company and consolidated, hereunder the Board's
proposal on dividend

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
increase the share capital

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
purchase the Company's own shares-treasury shares

PROPOSAL #6.: Approve the statement by the Board of                        ISSUER          YES          FOR               FOR
Directors on the remuneration of the Senior Management

PROPOSAL #7.: Approve the stipulation of the Board of                      ISSUER          YES          FOR               FOR
 Director's fee

PROPOSAL #8.: Approve the stipulation of the                               ISSUER          YES          FOR               FOR
Auditor's fee

PROPOSAL #9.: Elect the Board of Directors                                 ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUCHS PETROLUB AG, MANNHEIM
  TICKER:                N/A             CUSIP:     D27462122
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the resolution of the AGM of                         ISSUER          NO           N/A               N/A
the same day on the renewal of authorized capital as
per item 5 on the AGMs agenda the existing
authorization to increase the Company's share capital
 shall be revoked when the below authorization comes
into effect; authorize the Board of Managing
Directors, with the consent of the Supervisory Board,
 to increase the Company's share capital by up to EUR
 35,490,000, through the issue of up to 11,380,000
new bearer no-par shares, against payment in cash or
kind, on or before 05 MAY 2014; authorize the Board
of Managing Directors, with the consent of the
Supervisory Board, to exclude shareholders
subscription rights for up to 20% of the Company's
share capital for a capital increase against payment
in kind, for residual amounts, when both ordinary and
 preferential shares are issued, for satisfying
option and/or convertible rights, and for up to 10%
of the Company's share capital for a capital increase
 against payment in cash if the shares are sold at a
price not materially below the market price of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUCHS PETROLUB AG, MANNHEIM
  TICKER:                N/A             CUSIP:     D27462122
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 103,399,313.19 as
follows: payment of a dividend of EUR 1.54 per
ordinary share payment of a dividend of EUR 1.60 per
preferred share EUR 66,253,113.19 shall be carried
forward ex-dividend and payable date: 07 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Renewal of authorized capital and the                        ISSUER          NO           N/A               N/A
correspondent amendment to the Article of
Association, the existing authorization to increase
the Company's share capital shall be revoked when the
 below authorization comes into effect, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
Company's share capital by up to EUR 35,490,000,
through the issue of up to 11,830,000 new bearer no-
par shares, against payment in cash or kind, on or
before 05 MAY 2014, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to exclude shareholders'
subscription rights for up to 20% of the Company's
share capital for a capital increase against payment
in kind, for residual amounts, when both ordinary and
 preferred, shares are issued, for satisfying option
and/or convertible rights, and for up to 10% of the
Company's share capital for a capital increase
against payment in cash if the shares are sold at a
price not materially below the market price of the

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Mannheim

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUCHS PETROLUB AG, MANNHEIM
  TICKER:                N/A             CUSIP:     D27462130
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the decisions of the OGM                         ISSUER          NO           N/A               N/A
and the cancellation of the authorized capital on the
 same day and also creation of a new authorized
capital in amount of EUR 35,490,000 with
authorization of partial exclusion of shareholder's
subscription right and the corresponding amendment to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUCHS PETROLUB AG, MANNHEIM
  TICKER:                N/A             CUSIP:     D27462130
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 103,399,313.19 as
follows: payment of a dividend of EUR 1.54 per
ordinary share payment of a dividend of EUR 1.60 per
preference share EUR 66,253,113.19 shall be carried
forward ex-dividend and payable date: 07 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Renewal of authorized capital and the                        ISSUER          NO           N/A               N/A
correspondence amendment to the Articles of
Association the existing authorization to increase
the Company's share capital shall be revoked when the
 below authorization comes into effect, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
Company's share capital by up to EUR 35,490,000,
through the issue of up to 11,830,000 new bearer no-
par shares, against payment in cash or kind, on or
before 05 MAY 2014, the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to exclude shareholders
subscription rights for up to 20% of the Company's
share capital for a capital increase against payment
in kind, for residual amounts, when both ordinary and
 pref. shares are issued, for satisfying option
and/or convertable rights, and for up to 10% of the
Company's share capital for a capital increase
against payment in cash if the shares are sold at a
price not materially below the market price of the

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Mannheim

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                FUSHAN INTERNATIONAL ENERGY GROUP LTD
  TICKER:                N/A             CUSIP:     Y2677L104
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the Reports of the Directors and
Auditors for the YE 31 DEC 2008

PROPOSAL #2.i: Re-elect Mr. Kee Wah Sze as Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.ii: Re-elect Mr. Choi Wai Yin as Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.iii: Re-elect Mr. Chan Pat Lam as Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.iv: Re-elect Mr. Xue Kang as Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.v: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix their remuneration

PROPOSAL #3.: Re-appoint Grant Thornton as the                             ISSUER          YES          FOR               FOR
Auditors and authorize the Board of Directors to fix
their remuneration

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[the Directors], subject to this Resolution and
pursuant to Section 57B of the Companies Ordinance
[Chapter 32 of the Laws of Hong Kong], during the
Relevant Period [as specified] of all the powers of
the Company to allot, issue and deal with additional
shares in the capital of the Company or securities
convertible into shares, or options, warrants or
similar rights to subscribe for any shares or such
securities in the capital of the Company, and to make
 or grant offers, agreements, options and rights of
exchange or conversion which might require the
exercise of such powers during or after the end of
the Relevant Period, the aggregate nominal amount of
share capital allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option, warrant or otherwise] and issued by the
Directors pursuant to the approval granted in this
Resolution, otherwise than pursuant to: i) a Rights
issue [as specified]; ii) the exercise of rights of
subscription or conversion under the terms of any
warrants issued by the Company or any securities when
 are convertible into shares; iii) an issue of shares
 under any share option scheme or similar arrangement
 adopted by the Company; and iv) an issue of shares
as scrip dividends or similar arrangement providing
for the allotment of shares in lieu of the whole or
part of a dividend on shares in accordance with the
Articles of Association of the Company; shall not
exceed 20% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of passing of this Resolution, and the approval
granted in the Resolution shall be limited
accordingly; and [Authority expires the earlier or at
 the conclusion of the next AGM of the Company or the
 expiration of the period within which the next
general meeting of the Company is required by the
Articles of Association of the Company or the

PROPOSAL #5.: Authorize the Directors, subject to                          ISSUER          YES          FOR               FOR
this resolution, during the Relevant Period [as
specified] of all the powers of the Company to
repurchase its own issued shares in the capital of
the Company [the Shares] on The Stock Exchange of
Hong Kong Limited [the Stock Exchange] subject to and
 in accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange as amended from time
 to time, the aggregate nominal amount of share
capital of the Company which are authorized to be
repurchased by the Company pursuant to the approval
granted in this resolution shall not exceed 10% of
the aggregate nominal amount of the Shares in issue
as at the date of the passing of this resolution, and
 the approval granted under this resolution shall be
limited accordingly; and [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next general meeting of the Company is required
by the Articles of Association of the Company or the

PROPOSAL #6.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 4 and 5, to extend the general mandate
 granted to the Directors of the Company to allot,
issue and deal with additional shares pursuant to
Resolution 4, by an amount representing the aggregate
 nominal amount of the share capital repurchased by
the Company pursuant to Resolution 5, provided that
such amount does not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing this resolution

PROPOSAL #7.: Approve, conditional upon the Listing                        ISSUER          YES        AGAINST           AGAINST
Committee of the Stock Exchange granting approval for
 the listing of, and permission to deal in, the Share
 to be issued pursuant to the exercise of share
options which may be granted under the Scheme Mandate
 Limit [as defined below], the refreshment of the
limit in respect of the granting of share options
under the share option scheme of the Company adopted
on 20 JUNE 2003 and all other share option scheme(s)
up to 10% of the number of shares of the Company in
issue at the date of the passing of this resolution
[the Scheme Mandate Limit] and authorize any Director
 to do all such acts and execute all such documents
to effect the refreshment of the Scheme Mandate Limit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GABRIEL RES LTD
  TICKER:                N/A             CUSIP:     361970106
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Britt Banks as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.2: Elect Mr. Marcel F. Deguire as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Mr. Randy Engel as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #1.4: Elect Mr. Raphael Girard as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. Alan R. Hill as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Keith R. Hulley as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Mr. Wayne Kirk as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #1.8: Elect Mr. Igor Levental as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.9: Elect Mr. Michael S. Parrett as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.10: Elect Mr. Simon Prior-Palmer as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.11: Elect Mr. Ronald S. Simkus as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.12: Elect Mr. A. Murray Sinclair as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.13: Elect Mr. Alan R. Thomas as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers LLP,                       ISSUER          YES          FOR               FOR
Chartered Accountants as the Auditors of the
Corporation and authorize the Board of Directors to
fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAFISA S A
  TICKER:                N/A             CUSIP:     P4408T158
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the accounts of the                                  ISSUER          YES          FOR               FOR
Administrators and vote on the financial statements
regarding the FYE 31 DEC 2008

PROPOSAL #II.: Approve the net profits from the FY of                      ISSUER          YES          FOR               FOR
 2008 and the distribution of dividends in the amount
 of BRL 26,106,142,88

PROPOSAL #III.: Elect the Members of the Board of                          ISSUER          YES          FOR               FOR
Directors

PROPOSAL #IV.: Ratify the amounts paid on account of                       ISSUER          YES          FOR               FOR
aggregate remuneration attributed to the
administrators of the Company for the 2008 FY and
setting of the amount of the aggregate remuneration
to be paid to the administrators of the Company in
the 2009 FY

PROPOSAL #V.: Approve to decide on the newspapers in                       ISSUER          YES          FOR               FOR
which Company notices will be published

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAFISA S A
  TICKER:                N/A             CUSIP:     P4408T158
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Corporate Bylaws of the                            ISSUER          YES        AGAINST           AGAINST
Company, more specifically Articles (I.I) 3, so as to
 clarify the Corporate purpose of the Company, (I.II)
 5, so as to reflect the increases in capital
approved by the Board of Directors within the
authorized share capital limits, (I.III) 6, to adapt
the text of its sole Paragraph to the legal
provision, (I.IV) 8, to include three new Paragraphs
concerning the instatement of the general meetings,
(I.V) 21, so as to adjust the authority of the Board
of Directors, (I.VI) 27, so as to adjust the
authority of the Chief Executive Officer, (I.VII) 30,
 to adjust the manner in which the Company is
represented in specific situations and the duration
for the granting of powers of attorney, (I.VIII)
Exclude Article 47, temporary provision contained in
the general provisions of the Corporate Bylaws of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAFISA S A
  TICKER:                N/A             CUSIP:     P4408T158
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Amend Article 3, so as to clarify the                       ISSUER          YES          FOR               FOR
Corporate purpose of the Company

PROPOSAL #1.2: Amend Article 5, so as to reflect the                       ISSUER          YES        AGAINST           AGAINST
increases in capital approved by the Board of
Directors, within the authorized share capital limits
 of the Corporate Bylaws of the Company

PROPOSAL #1.3: Amend Article 6, to adapt the text of                       ISSUER          YES          FOR               FOR
its sole paragraph to the legal provision of the
Corporate Bylaws of the Company

PROPOSAL #1.4: Amend Article 8, to include three new                       ISSUER          YES          FOR               FOR
Paragraphs concerning the instatement of the general
meetings of the Corporate Bylaws of the Company

PROPOSAL #1.5: Amend Article 21, so as to adjust the                       ISSUER          YES          FOR               FOR
authority of the Board of Directors of the Corporate
Bylaws of the Company

PROPOSAL #1.6: Amend Article 27, so as to adjust the                       ISSUER          YES          FOR               FOR
authority of the Chief Executive Officer of the
Corporate Bylaws of the Company

PROPOSAL #1.7: Amend Article 30, to adjust the manner                      ISSUER          YES          FOR               FOR
 in which the Company is represented in specific
situations and the duration for the granting of
powers of attorney of the Corporate Bylaws of the

PROPOSAL #1.8: Amend to exclude Article 47, temporary                      ISSUER          YES          FOR               FOR
 provision contained in the general provisions of the
 Corporate Bylaws of the Company, all in accordance
with the proposal made available on this date to
shareholders at the websites of the Securities
Commission and of Bovespa, through the periodical
information IPE in Portuguese System of the Corporate
 Bylaws of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GAGFAH S.A.
  TICKER:                N/A             CUSIP:     ADPV09716
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Receive the Statutory Management                            ISSUER          NO           N/A               N/A
report and the consolidated Management report for the
 FYE 31 DEC 2008

PROPOSAL #A.2: Receive the reports by the Auditors of                      ISSUER          NO           N/A               N/A
 the Company in respect of the statutory financial
statements of the Company and in respect of the
consolidated financial statements of the Company and
its group, for the FYE 31 DEC 2008

PROPOSAL #A.3: Approve the Board of Directors that                         ISSUER          NO           N/A               N/A
the statutory financial statements of the Company for
 the FYE 31 DEC 2008

PROPOSAL #A.4: Approve the Board of Directors that                         ISSUER          NO           N/A               N/A
the consolidated financial statements of the Company
and its group, for the FYE 31 DEC 2008

PROPOSAL #A.5: Approve the allocation of the results                       ISSUER          NO           N/A               N/A
of the Company for the FYE 31 DEC 2008 and
distributions; an amount EUR 45,120,289 which was
distributed as interim dividend [EUR 0.20 per share]
on 06 JUN 2008 [as 2008 first quarter dividend for
the holders of record on 30 MAY 2008]; the amount of
EUR 45,137,720 which was distributed as interim
dividend [EUR 0.20 per share] on 05 SEP 2008 [as 2008
 second quarter dividend for the holders of record on
 29 AUG 2008]; the amount of EUR 45,140,077 which was
 distributed as interim dividend [EUR 0.20 per share]
 on 05 DEC 2008 [as 2008 third quarter dividend for
the holders of record on 01 DEC 2008] and the amount
of EUR 45,258,179 to be distributed as interim
dividend [EUR 0.20 per share] on 07 APR 2009 [as 2008
 fourth quarter dividend for the holders of record on
 27 MAR 2009], out of the available share premium and
 reserves of the Company

PROPOSAL #A.6: Grant discharge to all the Directors                        ISSUER          NO           N/A               N/A
of the Company who have been in office during the FYE
 31 DEC 2008

PROPOSAL #A.7: Authorize the Company, or any wholly-                       ISSUER          NO           N/A               N/A
owned subsidiary, to from time to time purchase,
acquire or receive shares in the Company up to 10% of
 the issued share capital from time to time, over the
 stock exchange or in privately negotiated
transactions or otherwise, and in the case of
acquisitions for value, at a purchase price being i)
no less than 50% of the lowest stock price and ii) no
 more than 50% above the highest stock price, in each
 case over the 30 trading days preceding a) the date
of the purchase in case of private or stock exchange
transactions [other than tender offers] and b) in
case of a tender offer, the date of the opening of
the tender offer, and on such terms as shall be
determined by the Board of Directors of the Company,
provided such purchase is in conformity with Article
49-2 of the Luxembourg law of 10 AUG 1915 and with
applicable laws and regulations; [Authority is being
granted for a period of 18 months]

PROPOSAL #A.8: Appoint Mr. William Joseph Brennan as                       ISSUER          NO           N/A               N/A
further Director of the Company with effect on 01 AUG
 2009 for a term ending on the date of the general
shareholders' meeting approving the Company's
accounts for the FY 2011

PROPOSAL #E.1: Approve to reduce the share capital by                      ISSUER          NO           N/A               N/A
 a maximum amount EUR 28,214,971.25 by one or more
tender offers, over the stock exchange or in
privately negotiated transactions or otherwise and to
 delegate power to the Board of Directors to
implement such share capital reduction up to the
maximum amount determined by the general meeting as
set forth in the agenda

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GALENICA AG, BERN
  TICKER:                N/A             CUSIP:     H28455170
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GALENICA AG, BERN
  TICKER:                N/A             CUSIP:     H28455170
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts of 2008 and accounts of the Group 2008 and
the reports of the Auditors

PROPOSAL #2.: Receive the compensation report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit 2008

PROPOSAL #5.1.1: Re-elect Mr. Stefano Pessina to the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #5.1.2: Re-elect Dr. Paul Fasel to the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #5.1.3: Re-elect Mr. Daniela Bosshardt-                           ISSUER          YES          FOR               FOR
Hengartner to the Board of Directors

PROPOSAL #5.2: Re-elect Ernst and Young AG, Bern as                        ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GALIFORM PLC
  TICKER:                N/A             CUSIP:     G37704106
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and                           ISSUER          YES          FOR               FOR
reports of the Directors and the Independent Auditors
 thereon

PROPOSAL #2.: Re-appoint Mr. Mattew Ingle as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.: Re-appoint Mr. Peter Wallis as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #6.: Grant authority to increase the                              ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #7.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report and policy

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve to disapply pre-emption rights                       ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority to purchase own shares                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association - Notice of general meetings

PROPOSAL #12.: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association - the Company's objects

PROPOSAL #13.: Grant authority for a general meeting                       ISSUER          YES          FOR               FOR
to be called with not less than 14 days notice

PROPOSAL #14.: Approve the Galiform Long Term                              ISSUER          YES          FOR               FOR
Incentive Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEELY AUTOMOBILE HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G3777B103
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors,                         ISSUER          YES          FOR               FOR
the audited financial statements and the Auditors'
report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.: Re-elect Mr. Ang Sin Lun, Lawrence as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #4.: Re-elect Mr. Zho Jie as a Director                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Yeung Sau Hung, Alex as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 their remuneration of the Directors

PROPOSAL #7.: Re-appoint Grant Thornton as the                             ISSUER          YES          FOR               FOR
Company's Auditors and authorize the Board of
Directors to fix their remuneration

PROPOSAL #8.: Approve, conditional upon the granting                       ISSUER          YES        AGAINST           AGAINST
by the Listing Committee of The Stock Exchange of
Hong Kong Limited [the Stock Exchange] of, the
listing of and permission to deal in, the shares [the
 Shares] of HKD 0.02 each in the share capital of the
 Company to be issued pursuant to the exercise of
options granted under the refreshed scheme mandate
limit [the Scheme Mandate Limit] under the Share
Option Scheme adopted by the Company on 31 MAY 2002,
the refreshment of the Scheme Mandate Limit of up to
10% of the shares of the Company in issue as at the
date of passing this resolution; and authorize the
Directors to do all such acts and things and execute
all such documents, including under seal where
applicable, as they consider necessary or expedient
to give effect to the foregoing arrangement

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase issued shares of HKD 0.02 each in the
capital of the Company during the relevant period,
subject to in accordance with all applicable laws and
 the requirements of the Rules Governing the Listing
of Securities on The Stock Exchange of Hong Kong
Limited as amended from time to time, and in addition
 to any other authorization given to the Director of
the Company and shall authorize the Directors on
behalf of the Company during the relevant period to
procure the Company to repurchase its shares at a
price determined by the Directors, not exceeding 10%
of the aggregate nominal amount of the share capital
of the Company in issue as at the date of passing of
this resolution and the said approval shall be
limited accordingly; [Authority expires the earlier
of the conclusion of the next AGM of the Company or
the expiration of the period within which the next
AGM of the company is required by any applicable laws
 or the Company's Articles of Association to be held]

PROPOSAL #10.: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with the additional shares
in the capital of the Company and to make or grant
offers, agreements and options and rights of exchange
 or conversion which would or might require the
exercise of such powers during and after the end of
the relevant period, not exceeding 20% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing of this
resolution and the said approval, otherwise than
pursuant to: i) a rights issue [as specified]; or ii)
 the exercise of or the grant of any option under any
 share option scheme of the Company or similar
arrangement; or iii) any scrip dividend or similar
arrangement; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by any applicable laws or
the Company's Articles of Association to be held]

PROPOSAL #11.: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of the Resolutions 9 and 10, to extend the general
mandate granted to the Directors of the Company
pursuant to the Resolution 10 by the addition thereto
 of an amount representing the aggregate nominal
amount of share capital of the Company repurchased by
 the Company under the authority granted pursuant to
the Resolution 9, provided that such amount shall not
 exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of
 passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEK TERNA HOLDING REAL ESTATE CONSTRUCTION      SO
  TICKER:                N/A             CUSIP:     X3316R115
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 and the consolidated ones for 2008 and Board of
Directors and Chartered Auditor's reports on them

PROPOSAL #2.: Approve the Board of Directors                               ISSUER          NO           N/A               N/A
proposals for profits disposal, dividend and salaries
 distribution to the Board of Director for 2008

PROPOSAL #3.: Approve the Board of Director Members                        ISSUER          NO           N/A               N/A
salary in order to continue working for the Company

PROPOSAL #4.: Approve the dismissal of the Board of                        ISSUER          NO           N/A               N/A
Director and Chartered Auditor from every
compensational responsibility for 2008

PROPOSAL #5.: Elect 1 ordinary and 1 substitute                            ISSUER          NO           N/A               N/A
Chartered Auditor for 2009 and approve to determine
their salaries

PROPOSAL #6.: Approve the validation of the election                       ISSUER          NO           N/A               N/A
of a new Board of Director Member in replacement of
the resigned one

PROPOSAL #7.: Approve to determine the Auditing                            ISSUER          NO           N/A               N/A
Committee according to Article 37 of Law 3693/2008

PROPOSAL #8.: Approve the expansion of Company's Plan                      ISSUER          NO           N/A               N/A
 and modification of Article 2 of Company's

PROPOSAL #9.: Approve the participation of the Board                       ISSUER          NO           N/A               N/A
of Director and Managers in the Administration of
Companies linked to the Company

PROPOSAL #10.: Various announcements approvals and                         ISSUER          NO           N/A               N/A
discussion of general issues

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEM DIAMONDS LTD
  TICKER:                N/A             CUSIP:     G37959106
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited accounts of the                            ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008 and the Directors'
report and the Auditors' report

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report, as specified

PROPOSAL #3.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditors of the Company [the Auditors], until
conclusion of the next AGM of the Company at which
accounts are laid before the Company

PROPOSAL #4.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #5.: Re-elect Mr. Roger Davis as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with Article 81 of the
Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Alan Ashworth as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with Article 81
of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Dave Elzas as a Director,                       ISSUER          YES          FOR               FOR
who retires in accordance with Article 81 of the
Company's Articles of Association

PROPOSAL #8.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority, to allot
relevant securities, for the purposes of Article 3.1
of the Company's Articles of Association, to allot
relevant securities [within the meaning of Article
3.4.5 of the Company's Articles of Association] up to
 an aggregate nominal amount of USD 919,852
[representing an amount equal to 66.66% of the
Company's issued ordinary share capital as at 29 APR
2009] (the Allotment Amount) during the period
commencing on the date of the passing of this
resolution; and [Authority expires at the conclusion
of the next AGM of the Company]; and the Directors
may before the expiry of such allotment Period, make
an offer or agreement which would or might require
relevant securities to be allotted after such expiry

PROPOSAL #S.9: Authorize the Directors, to allot and                       ISSUER          YES          FOR               FOR
issue equity securities for cash pursuant to the
authority conferred by Resolution 8 without first
having offered such equity securities to existing
shareholders provided that this power shall be
limited to the allotment of equity securities up to
an aggregate nominal amount of USD 68,989
[representing an amount equal to 5% of the Company's
issued ordinary share capital as at 29 APR 2009];
[Authority expires at the conclusion of the Company's
 next AGM]; and the Directors may, before the expiry
of such period, make an offer or agreement which
would or might require such equity securities to be
allotted after such expiry and, not withstanding such
 expiry, the Directors may allot such equity
securities in pursuance of any such offers or

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Article 11.1, to purchase, redeem, or
otherwise acquire ordinary shares in the Company in
such manner and upon such terms as the Directors may
determine during the period commencing on the date of
 the passing of this resolution and expiring at the
conclusion of the next AGM of the Company unless
revoked, renewed or varied during that period,
provided that, the maximum aggregate number of
ordinary shares authorized to be purchased is
13,797,785 [representing an amount equal to 10% of
the Company's issued ordinary share capital as at 29
April 2009], the minimum price which may be paid for
an ordinary share is USD 0.01 per share, the maximum
price which may be paid for an ordinary share is the
higher of: i) 105% of the average closing price of
the Company's ordinary shares on the London Stock
Exchange during the 5 business days immediately prior
 to the date of purchase; and ii) an amount equal to
the higher of the price of the last independent trade
 of an ordinary share and the highest current
independent bid for an ordinary share as derived from
 the London Stock Exchange Trading Systems, and this
authority shall allow the Company to purchase
ordinary shares after such expiry of this authority
under any agreement made before the expiry of such
authority, as if the authority hereby conferred had

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEM TEK TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y2684N101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of convertible bonds                             ISSUER          NO           N/A               N/A

PROPOSAL #A.5: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
the proposed cash dividend: TWD 3.7 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and capital reserves; the
proposed stock dividend: 20 shares for 1,000 shares
held; the proposed bonus issue: 30 shares for 1,000

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Extraordinary Motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEMALTO, MONTROUGE
  TICKER:                N/A             CUSIP:     N3465M108
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Presentation 2008 Annual report                              ISSUER          NO           N/A               N/A

PROPOSAL #3.: Adopt the 2008 financial statements                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Dividend policy and allocation of 2008                       ISSUER          NO           N/A               N/A
results

PROPOSAL #5.A: Grant discharge to the Chief Executive                      ISSUER          YES          FOR               FOR
 Officer

PROPOSAL #5.B: Grant discharge to the Non-Executive                        ISSUER          YES          FOR               FOR
Board Members

PROPOSAL #6.A: Appoint Mr. Buford Alexander as a                           ISSUER          YES          FOR               FOR
Board Member until the close of the 2013 AGM

PROPOSAL #6.B: Re-appoint Mr. Kent Atkinson as a                           ISSUER          YES          FOR               FOR
Board Member until the close of the 2013 AGM

PROPOSAL #6.C: Re-appoint Mr. David Bonderman as a                         ISSUER          YES          FOR               FOR
Board Member until the close of the 2013 AGM

PROPOSAL #6.D: Re-appoint Mr. Johannes Fritz as a                          ISSUER          YES          FOR               FOR
Board Member until the close of the 2012 AGM

PROPOSAL #6.E: Re-appoint Mr. John Ormerod as a Board                      ISSUER          YES          FOR               FOR
 Member until the close of the 2013 AGM

PROPOSAL #7.: Approve to renew the authorization of                        ISSUER          YES          FOR               FOR
the Board to repurchase shares in the share capital
of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers                            ISSUER          YES          FOR               FOR
Accountants N.V. as the External Auditor for the 2009
 FY

PROPOSAL #9.: Questions                                                    ISSUER          NO           N/A               N/A

PROPOSAL #10.: Adjournment                                                 ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEMINA SPA, MILANO
  TICKER:                N/A             CUSIP:     T4890T159
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, any adjournment thereof

PROPOSAL #2.: Appoint the Board of Directors Member                        ISSUER          NO           N/A               N/A

PROPOSAL #3.: Appoint the Board of Directors and                           ISSUER          NO           N/A               N/A
Chairman, determination their terms and emoluments

PROPOSAL #4.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEO VISION INC
  TICKER:                N/A             CUSIP:     Y2703D100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the local secured                             ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 10 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GEOX S P A
  TICKER:                N/A             CUSIP:     T50283109
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet and                                ISSUER          NO           N/A               N/A
consolidated balance sheet as of 31 DEC 2008, the
Board of Directors report on the Management, the
Board of Auditors report and the Auditing Company's
report, in compliance with the Article 153 and
Article 156 of the Law Decree N. 58/98; related and
consequential resolutions

PROPOSAL #2.: Approve the New Stock Option Plan;                           ISSUER          NO           N/A               N/A
related and consequential resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GERRY WEBER INTERNATIONAL AG, HALLE
  TICKER:                N/A             CUSIP:     D95473225
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007/ 2008 FY
with the report of the Supervisory Board, the group
financial statements, the group annual report, and
the reports pursuant to Sections 289[4] and 315[4] of
 the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 44,365,498.3 3 as
follows: payment of a dividend of EUR 0.75 per no-par
 share EUR 28,869,112.33 shall be carried forward ex-
dividend and payable date: 04 JUN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Resolution on the creation of                                ISSUER          NO           N/A               N/A
authorized capital and the correspondence amendment
to the Articles of Association, the Board of MDs
shall be authorized, with the consent of the
Supervisory Board, to increase the share capital by
up to EUR 11.475,000 through the issue of new bearer
no-par shares against contributions in cash and/or
kind, on or before 31 MAY 2014, shareholders.
subscription rights may be excluded for residual
amounts, for a  capital increase against payment in
kind, and for a capital increase against  cash
payment of up to 10% of the share capital if the
shares are issued at a price not materially below the

PROPOSAL #6.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital, at prices not
deviating more than 5% from the market price of the
shares, on or before 31 OCT 2010, the Board of MDs
shall be authorized to use the shares for legally
permissible purposes, especially, to dispose of the
shares in a manner other than the stock exchange or a
 rights offering, if the shares are sold at a price
no materially below their market price, the Board may
 also use the shares for acquisition purposes, and
retire shares

PROPOSAL #7.: Election of Mr. Udo Hardieck to the                          ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #8.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2008/ 2009 FY: MAZARS GmbH, Bielefeld

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GETINGE AB
  TICKER:                N/A             CUSIP:     W3443C107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Carl Bennet as Chairman of                         ISSUER          YES          FOR               FOR
the meeting

PROPOSAL #3.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect 2 persons to approve the minutes                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the determination of compliance                      ISSUER          YES          FOR               FOR
 with the rules of convocation

PROPOSAL #7.a: Approve the annual report and the                           ISSUER          YES          FOR               FOR
Auditor's report

PROPOSAL #7.b: Approve the consolidated accounts and                       ISSUER          YES          FOR               FOR
the group Auditor's report

PROPOSAL #7.c: Approve the statement by the auditor                        ISSUER          YES          FOR               FOR
on the compliance of the guidelines for remuneration
to senior executives applicable since the last AGM

PROPOSAL #7.d: Approe the appropriation of the                             ISSUER          YES          FOR               FOR
Company's profit and the Board's motivated statement
thereon and in connection hereto, an account for the
work of Board of Director's including the work and
functions of the Remuneration Committee and the Audit
 Committee

PROPOSAL #8.: Approe the Managing Director's report                        ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the resolution regarding the                         ISSUER          YES          FOR               FOR
adoption of the Statement of Income and the Balance
Sheet as well as the Consolidated Profit and Loss
Account and the Consolidated Balance Sheet

PROPOSAL #10.: Approve the resolution regarding the                        ISSUER          YES          FOR               FOR
dispositions in respect of the Company's profit
according to the adopted Balance Sheet and determine
the record date for dividend; the Board of Directors
and the Managing Director have proposed that a
dividend of SEK 2.40 per share be declared As record
date for the dividend the Board proposes Friday 24
APR 2009, if the AGM so resolves dividend is expected
 to be distributed by Euroclear Sweden AB starting
Wednesday 29th APR 2009

PROPOSAL #11.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Board of Director's  and the Managing Director

PROPOSAL #12.: Approve the number of Board Member's                        ISSUER          YES          FOR               FOR
shall remain unchanged at 7 without deputy Member's

PROPOSAL #13.: Approve the Board  of Director's fee                        ISSUER          YES          FOR               FOR
[including fees for work in Committees] ; Board fees,
 excluding remuneration for committee work, will be
paid in a total of SEK 2,975,000, of which SEK
850,000 to the Chairman and SEK 425,000 each to the
other Board member's elected by the Meeting who are
not employees of the Group; remuneration totalling
SEK 500,000 will be paid for the work in the Audit
Committee, of which SEK 200,000 to the Chairman and
SEK 100,000 each to the other members work in the
Remuneration Committee a total of SEK 250,000 will be
 paid, of which SEK 100,000 to the Chairman and SEK
75,000 each to the other members

PROPOSAL #14.: Re- elect the  Messrs Johan Bygge,                          ISSUER          YES          FOR               FOR
Rolf Ekedahl, Carola Lemne, Johan Malmquist,
Margareta Norell Bergendahl and Johan Stern as Board
member's and Carl Bennet as Chairman of the Board

PROPOSAL #15.: Approve the resolution  regarding the                       ISSUER          YES        AGAINST           AGAINST
remuneration to senior executive's; the Board
proposes that the AGM resolves upon guidelines for
remuneration to senior executives; the proposal
principally implies the following Remuneration and
other terms and conditions of employment for senior
executives shall be based on market conditions and be
 competitive in all markets where Getinge is active
to ensure that competent and proficient employees can
 be attracted, motivated and retained The total
remuneration to senior executives shall comprise
basic salary, variable remuneration, pensions and
other benefits The variable remuneration shall be
restricted and based on predetermined targets. In
addition to variable remuneration, approved share or
share-related incentive programs may occasionally be
instituted The Board shall retain the right to
deviate from the guidelines if motivated by
particular reasons on an individual basis

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GFI INFORMATIQUE SA, PARIS
  TICKER:                N/A             CUSIP:     F4465Q106
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the individual accounts for                         ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and fixation of the dividend for the 2008 FY

PROPOSAL #O.4: Approve the agreements and commitments                      ISSUER          YES        AGAINST           AGAINST
 referred to in the special report of the Statutory
Auditors

PROPOSAL #O.5: Approve the agreement of 15 APR 2008                        ISSUER          YES        AGAINST           AGAINST
with the Auteuil Conseil Company

PROPOSAL #O.6: Approve the agreement 06 APR 2009 with                      ISSUER          YES        AGAINST           AGAINST
 the Auteuil Conseil Company

PROPOSAL #O.7: Approve the agreement with Mr. Jacques                      ISSUER          YES        AGAINST           AGAINST
 Tordjman

PROPOSAL #O.8: Approve the expiration of Mr. Jacques                       ISSUER          YES          FOR               FOR
Lebhar's mandate as a Board Member

PROPOSAL #O.9: Approve the renewal of Mr. Henri                            ISSUER          YES          FOR               FOR
Moulard's mandate as a Observer

PROPOSAL #O.10: Appoint the Company Boussard and                           ISSUER          YES        AGAINST           AGAINST
Gavaudan partners as a Board Member

PROPOSAL #O.11: Appoints Mr. William Bitan as a Board                      ISSUER          YES          FOR               FOR
 Member

PROPOSAL #O.12: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to buy, by the Company its own shares

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital in order to remunerate
contributions in kind

PROPOSAL #E.14: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GFK SE, NUERNBERG
  TICKER:                N/A             CUSIP:     D2823H109
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 133,019 ,901.65 as
follows: payment of a dividend of EUR 0.46 per no-par
 share EUR 116,484,114.67 shall be carried forward
ex-dividend date: 21 MAY 2009 payable date: 22 MAY

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.1: Elections to the Supervisory Board -                        ISSUER          NO           N/A               N/A
Mr. Hauke Stars

PROPOSAL #5.2: Elections to the Supervisory Board -                        ISSUER          NO           N/A               N/A
Mr. Stephan Gemkow

PROPOSAL #6.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG AG

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices neither deviating more than 5% from the
market price of the shares if the shares are acquired
 through the stock exchange, nor more than 10% from
the market price of the shares if the shares are
acquired by way of a public repurchase offer to all
shareholders, on or before 19 NOV 2010, the Board of
Managing Directors shall be authorized to dispose of
the shares in a manner other than the Stock Exchange
or a rights offering if the shares are sold at a p
rice not materially below the market price of the
shares and to use the share s in connection with
mergers and acquisitions or for satisfying
convertible and/or option rights, and to retire the

PROPOSAL #8.: Amendments to Section 16 of the Article                      ISSUER          NO           N/A               N/A
 of Association in respect of the variable
remuneration for Members of the Supervisory Board
being deleted and the fixed remuneration for members
of the Supervisory Board being increased Section
16[1], regarding each member of the Supervisory Board
 receiving a fixed annual remuneration of EUR 12,000,
 Section 16[2], regarding each Member of the
Supervisory Board receiving a fixed remuneration of
EUR 1,000 per Supervisory Board meeting but at the
most EUR 6,000 Section 16[3], regarding the chairman
of the Supervisory Board receiving two and a half
times, the Deputy Chairman receiving one and a half
times, the amounts under Section 16[1] and [2]
Section 16[4], regarding each member of the
Supervisory Board receiving an additional fixed
remuneration of EUR 10,000 for each membership in a
Supervisory Board Committee, the Chairman of a
Committee shall receive EUR 20,000, Section 16[5],
regarding the Company reimbursing Members of the
Supervisory Board for the value added tax on expenses
 Section 16[6], regarding Members of the Supervisory
Board receiving a fixed remuneration in proportion to
 the duration of their membership

PROPOSAL #9.: Amendment to Section 20[1] of the                            ISSUER          NO           N/A               N/A
Article of Association in respect of shareholders
being able to issue proxy-voting instructions in
written form including electronic means, e.g. e-mail
or internet dialogue, to be further determined in the
 announcement of the shareholders meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GIANTPLUS TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y2709S101
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business reports                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The 2008 audited reports reviewed by                        ISSUER          NO           N/A               N/A
the Supervisors

PROPOSAL #1.3: The explanation to the cause of the                         ISSUER          NO           N/A               N/A
exclusion of the proposals submitted by shareholders

PROPOSAL #2.1: Ratify the 2008 business and financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify the 2008 earnings distribution                       ISSUER          YES          FOR               FOR
proposal

PROPOSAL #2.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsements and guarantees

PROPOSAL #2.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
loan to others

PROPOSAL #3.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GIGA-BYTE TECHNOLOGY CO LTD, TAIPEI
  TICKER:                N/A             CUSIP:     Y2711J107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of Euro unsecured                                ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The report of merger                                        ISSUER          NO           N/A               N/A

PROPOSAL #A.6: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise procedures of                             ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B61.1: Elect Mr. Yeh, Pei-Chen as Director                       ISSUER          YES          FOR               FOR
Shareholder No. 1

PROPOSAL #B61.2: Elect Ming Wei Investment Co Ltd as                       ISSUER          YES          FOR               FOR
a Director, Shareholder No. 143343 representative:
Liu, Ming-Hsiung

PROPOSAL #B61.3: Elect Shi Jia Investment Co Ltd as a                      ISSUER          YES          FOR               FOR
 Director, Shareholder No 143342 representative: Ma,
Meng-Ming

PROPOSAL #B61.4: Elect Mr. Yueh Yeh Kai Fa Investment                      ISSUER          YES          FOR               FOR
 Corporation as a Director Shareholder No. 164617
representative: Tseng Chun-Ming

PROPOSAL #B61.5: Elect Mr. Lin, Huo-Yuan as a                              ISSUER          YES          FOR               FOR
Director Shareholder No. 117

PROPOSAL #B62.1: Elect Mr. Pan, Chi-Hsiu as a                              ISSUER          YES          FOR               FOR
Supervisor Shareholder No. 8

PROPOSAL #B62.2: Elect Mr. Wang, Hwei-Min as                               ISSUER          YES          FOR               FOR
Supervisor Shareholder No. 135506

PROPOSAL #B62.3: Elect Xi Wei Investment Co Ltd as a                       ISSUER          YES          FOR               FOR
Supervisor Shareholder No 143344 representative: Lyu,
 Lee-Zhen

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GILDEMEISTER AG, BIELEFELD
  TICKER:                N/A             CUSIP:     D2825P117
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group Annual Report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial
Code and the proposal on the appropriation of the
distributable profit

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 25,516,407.08 as follows:
 payment of a dividend of EUR 0.40 per no-par share
EUR 8,915,405.88 shall be carried forward ex-dividend
 and payable date 18 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Amendments to Section 12 of the                              ISSUER          NO           N/A               N/A
Articles of Association, re. the remuneration of the
Supervisory Board Section 12(1), re. each Member of
the Supervisory Board receiving a fixed annual
remuneration of EUR 24,000 Section 12(2), re, each
Member of the Supervisor receiving a variable
remuneration of EUR 250 for every EUR 0.01 of the
average profit per share of the current FY and of the
 2 preceding FYs, the additional remuneration being
limited to EUR 24,000 for each ordinary Member and
being contingent on the average profit per share
being at least EUR 0.15 Section 12(3), regarding the
Chairman of the Supervisory Board receiving 2 and
half times, the Deputy Chairman 1 and a half times,
the fixed annual remuneration for an ordinary Member
of the Supervisory Board Section 12(4), re. each
Member of a Supervisory Board Committee [Except for
the Committee pursuant to Section27(3) of the Co-
determination Act and the nomination Committee]
receiving an additional fixed annual remuneration of
EUR 12,000 for their Committee Membership, the
Committee Chairman receiving twice, the Deputy
Committee Chairman 1 and a half times, the amount
Section 12(5), regarding each Member of the
Supervisory Board whose membership on the Board does
not comprise the whole FY receiving a proportionate
remuneration, the same applying to membership of
Supervisory Board Committees Section 12(6), regarding
 the Company being able to obtain a liability
insurance and a legal protection insurance for
Members on the Supervisory Board Section 12(7), re.
the amendments being effective as per the beginning

PROPOSAL #6.: Renewal of authorization to acquire own                      ISSUER          NO           N/A               N/A
 shares the Company shall be authorized to acquire
own shares of up to 10% if its share capital through
the stock exchange or by way of a public repurchase
offer to all shareholders, at a price not deviating
more than 10% from the market price of the share, or
before 31 OCT 2010; the Board of Managing Directors
shall be authorized to dispose of the shares in a
manner other than the stock exchange or a rights
offering, to use the shares for acquisition purposes,
 to sell the shares at a price not materially below
their market price, an to retire the shares

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
issue warrants and/or convertible bonds, the creation
 of a contingent capital and the correspondence
amendment to the Articles of Association; the Board
of Managing Directors shall be authorized, with the
consent of the Supervisory Board to issue bearer
warrants and/or convertible bonds of up to EUR
100,000,000, conferring option of convertible rights
for bearer shares of the Company of up to EUR
37,500,000 and having a term of up to 10 years, on or
 before 31 MAR 2014; the Board of Managing Directors
shall be authorized, with the consent of the
Supervisory Board, to exclude shareholders'
subscription rights for residual amounts, a rights
offering to bondholders, and payment in cash if the
bonds are issued at a price not materially below the
market price of the shares; the Company's share
capital shall be increased by up to EUR 37,500,000
through the issue of up to 14,423,076 new bearer no-
par shares, insofar as option and/or convertible
rights are exercised as per item 7 on the agenda

PROPOSAL #8.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Berlin

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GIMV NV, ANTWERPEN
  TICKER:                N/A             CUSIP:     B4567G117
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the repurchase of up to 20 %                       ISSUER          NO           N/A               N/A
of issued share capital

PROPOSAL #2.A: Amend the Articles regarding: textual                       ISSUER          NO           N/A               N/A
changes

PROPOSAL #2.B: Amend the Articles regarding : textual                      ISSUER          NO           N/A               N/A
 changes

PROPOSAL #2.C: Amend the Articles regarding:                               ISSUER          NO           N/A               N/A
conversion of shares

PROPOSAL #2.D: Amend the Articles regarding : maximum                      ISSUER          NO           N/A               N/A
 duration of share repurchase authorization

PROPOSAL #2.E: Amend the Articles regarding: maximum                       ISSUER          NO           N/A               N/A
number of shares to be held in treasury

PROPOSAL #3.: Grant authorize the implementation of                        ISSUER          NO           N/A               N/A
approved resolutions and filing of required
documents/formalities at trade registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GIMV NV, ANTWERPEN
  TICKER:                N/A             CUSIP:     B4567G117
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual report of                         ISSUER          NO           N/A               N/A
the Board of Directors on the FYE on 31 MAR 2009

PROPOSAL #2.: Presentation of the statutory Auditor's                      ISSUER          NO           N/A               N/A
 report on the FYE on 31 MAR 2009

PROPOSAL #3.: Presentation of the consolidated annual                      ISSUER          NO           N/A               N/A
 accounts and the consolidated reports on the FYE on
31 March 2009

PROPOSAL #4.: Approve the annual accounts on the FYE                       ISSUER          NO           N/A               N/A
on 31 MAR 2009, including the adoption of the
appropriation of profit as proposed by the Board of
Directors, and adoption of a gross dividend of EUR
2.36 per share

PROPOSAL #5.: Grant discharge to the Directors for                         ISSUER          NO           N/A               N/A
the performance of their duties during the FYE on 31
MAR 2009

PROPOSAL #6.: Grant discharge to the Auditor for the                       ISSUER          NO           N/A               N/A
performance of his duties during the FYE on 31 MAR

PROPOSAL #7.A: Ratify the cooptation of Mr. Koen                           ISSUER          NO           N/A               N/A
Dejonckheere as a Director as of 01 OCT 2008 and
appointment for a period of 4 years until the end of
the general shareholders' meeting of 2013

PROPOSAL #7.B: Appoint Mr. Emile Van Der Burg as an                        ISSUER          NO           N/A               N/A
Independent Director, Mr. Emile Van Der Burg meets
the functional, family and financial criteria of
independence as specified by Article 526 TER, 1 to 5
and 7 to 9 of the Company Code, Mr. Emile Van Der
Burg has furthermore explicitly stated that he has
nor had any significant business connections with the
 Company which could harm his independence, a
statement which is endorsed by the Board of
Directors, this term of office will run for a period
of 4 years until the end of the general shareholders'

PROPOSAL #7.C: Appoint Mr. Eddy Geysen as an                               ISSUER          NO           N/A               N/A
Independent Director, Mr. Eddy Geysen meets the
functional, family and financial criteria of
independence as set out by article 526 TER, 1 to 5
and 7 to 9 of the Company Code, Mr. Eddy Geysen has
furthermore explicitly stated that he has nor had any
 significant business connections with the company
which could harm his independence, a statement which
is endorsed by the Board of Directors, this term of
office will run for a period of 4 years until the end
 of the general shareholders' meeting of 2013

PROPOSAL #7.D: Appoint Mr. Greet De Leenheer as a                          ISSUER          NO           N/A               N/A
Director on the proposal of Vlaamse
ParticipatieMaatschappij NV, this term of office will
 run until the end of the general shareholders'
meeting of 2011

PROPOSAL #7.E: Appoint Mr. Martine Reynaers as a                           ISSUER          NO           N/A               N/A
Director on the proposal of Vlaamse
ParticipatieMaatschappij NV, this term of office will
 run until the end of the general shareholders'
meeting of 2011

PROPOSAL #7.F: Appoint Mr. Herman Daems as a Director                      ISSUER          NO           N/A               N/A
 on the proposal of Vlaamse ParticipatieMaatschappij
NV, this term of office will run until the end of the
 general shareholders' meeting of 2011

PROPOSAL #7.G: Appoint Mr. Leo Victor as a Director                        ISSUER          NO           N/A               N/A
on the proposal of Vlaamse ParticipatieMaatschappij
NV, this term of office will run until the end of the
 general shareholders' meeting of 2011

PROPOSAL #7.H: Appoint Mr. Jan Kerremans as a                              ISSUER          NO           N/A               N/A
Director on the proposal of Vlaamse
ParticipatieMaatschappij NV, this term of office will
 run until the end of the general shareholders'

PROPOSAL #7.I: Appoint Mr. Marc Stordiau as a                              ISSUER          NO           N/A               N/A
Director on the proposal of the Board of Directors,
this term of office will run until the end of the
general shareholders' meeting of 2010

PROPOSAL #7.J: Appoint Mr. Zeger Collier as a                              ISSUER          NO           N/A               N/A
Director on the proposal of the Board of Directors,
this term of office will run until the end of the
general shareholders meeting of 2010

PROPOSAL #7.K: appoint Mr. Eric Spiessens as a                             ISSUER          NO           N/A               N/A
Director on the proposal of the Board of Directors,
this term of office will run until the end of the
general shareholders' meeting of 2013

PROPOSAL #8.: Approve to determine the total amount                        ISSUER          NO           N/A               N/A
of the fixed remuneration of all Members of the Board
 of Directors, including the remuneration of the
Chairman and the Managing Director, at EUR 1,450,000
per year and authorize the Board of Directors to
distribute the remuneration amongst the Directors

PROPOSAL #9.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
purchase own shares, subject to the conditions set by
 law, for a period of 5 years as from 24 JUN 2009,
taking into account the shares which would have been
acquired earlier by the Company and which it holds in
 portfolio, or those shares acquired by a subsidiary
in accordance with Article 631 of the Company Code,
as well as those acquired by a person acting in his
own name but for the account of the Company or of
such subsidiary, with available means in accordance
with Article 617 of the Company Code, to acquire on
or outside the stock exchange at the most 20% of the
Company's shares at a price per share within a price
range equal to the share quotation of the last
trading day prior to the date of redemption,
decreased by 20% [minimum price] or increased with
20% [maximum price], this authorization also applies
to the acquisition on or outside the stock exchange
of shares of the Company by 1 of its direct
subsidiaries, within the meaning of Article 627,
first Section of the Company Code, if the acquisition
 occurs outside of the stock exchange, regardless
whether this acquisition is made by the Company or by
 1 of its direct subsidiaries, the Company will make
an offer to all shareholders under the same
conditions, in accordance with article 620, Section 1

PROPOSAL #10.A: Approve the modification of the                            ISSUER          NO           N/A               N/A
spelling of the Company name GIMV to Gimv throughout
the entire text of the Articles of Association,
deletion of the cognomens Investeringsmaatschappij
voor Vlaanderen, Societe d'Investissement des
Flandres and Investment Company for Flanders and
consequently deletion of Article 1, 3rd paragraph, of
 the Articles of Association and replacement by the

PROPOSAL #10.B: Approve the deletion of the word                           ISSUER          NO           N/A               N/A
Profit-shares in the title of Article 5

PROPOSAL #10.C: Approve to replace of Article 6 with                       ISSUER          NO           N/A               N/A
the specified text: Article 6: Nature of the
securities, the securities are registered securities
in any case provided for by law, the paid up shares
and the other securities of the Company are in
registered, bearer or dematerialized form, within the
 limits of the law, the holder may at any time and at
 his own expense request the conversion of registered
 securities into dematerialized securities and vice
versa, the dematerialized security is represented by
an entry in an account in the name of its owner or
with an authorized account holder or with a clearing
institution

PROPOSAL #10.D: Approve the replacement in Article                         ISSUER          NO           N/A               N/A
10, 1st paragraph, A.2, as specified

PROPOSAL #10.E: Approve the replacement in Article                         ISSUER          NO           N/A               N/A
10, 1st paragraph, B, as specified

PROPOSAL #11.: Authorize the Managing Director, with                       ISSUER          NO           N/A               N/A
power of substitution, to coordinate the Articles of
Association in accordance with the above-mentioned
modifications to the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GINTECH ENERGY CORP
  TICKER:                N/A             CUSIP:     Y270A0100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report 2008 business reports                             ISSUER          NO           N/A               N/A

PROPOSAL #1.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A
reviewed by the Supervisors

PROPOSAL #1.3: The revision of the rules of Employee                       ISSUER          NO           N/A               N/A
Stock Options Certificates

PROPOSAL #2.1: Ratify the 2008 business and financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify the 2008 earnings distribution                       ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Approve to raise capital by issuing                         ISSUER          YES          FOR               FOR
new shares from earnings and employee's bonus
[proposed stock dividend: 400 for 1,000 shares held]

PROPOSAL #2.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #2.5: Approve the proposal of capital                             ISSUER          YES        AGAINST           AGAINST
injection by issuing common or preferred shares via
private placement

PROPOSAL #2.6: Approve the proposal of capital                             ISSUER          YES        AGAINST           AGAINST
injection by issuing new shares via private placement

PROPOSAL #2.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
loan to other parties, endorsements and guarantees,
and acquisition or disposal of asset

PROPOSAL #2.8: Approve to apply a tax exemption of                         ISSUER          YES          FOR               FOR
raising capital from earnings from profit-seeking
enterprise income tax

PROPOSAL #2.9: Approve to release the Directors from                       ISSUER          YES          FOR               FOR
non-competition duties

PROPOSAL #3.: Elect the Directors and the Supervisors                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GL EVENTS, BRIGNAIS
  TICKER:                N/A             CUSIP:     F4356N105
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, the Chairman and the Auditors, approves
the Company's financial statements for the YE 31 DEC
2008, as presented; the shareholders' meeting
approves the expenses and charges that were not Tax
deductible of EUR 33,263.00; accordingly, permanent
discharge to the Directors for the performance of the
 duties during the said FY

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Director and the Auditors, approves the consolidated
financial statements for the said FY, in the form
presented to the meeting

PROPOSAL #O.3: Approve the income for the FY be                            ISSUER          YES          FOR               FOR
appropriated as follows: distributable sums earnings
for the FY: EUR 6,164,512.72; retained earnings:
EUR:24,108,250.91; amount to be allocated: EUR
30,272,763.63; allocation legal reserve: EUR
308,225.64; dividends: EUR 16,131,366.00; retained
earnings: EUR 13,833,171.99; receive a net dividend
of EUR 0.90 per share, 17,923,740 shares existing
shares on 06 MAR 2009, and will entitle to the 40%
deduction provided by the French Tax Code; as
required by Law, it is reminded that, for the last 3
financial years, the dividend paid, were as follows:
EUR 0.52 for FY 2008, deduction: EUR 0.21 EUR 0.70
for FY 2006, deduction: EUR 0.28 EUR 0.90 for FY
2007, deduction: EUR 0.38; deduction: EUR 0.36;
deduction of 40% for the dividends paid for the FY's

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Article L.225-38
ET Sequence of the French Commercial Code, approves
said report and the agreements referred to therein

PROPOSAL #O.5: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Philippe Marcel as the Director for a 6-year

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
buyback the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 80.00, maximum number of share to
 be acquired: 10% of the share capital, maximum funds
 invested in the share buybacks: EUR 139,846,336.00;
for the unused portion thereof, the authority granted
 by Resolution 14 of the ordinary shareholders'
meeting of 16 MAY 2008; [authority is given for an
18-month period]

PROPOSAL #E.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital, on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the Company in connection with the
 Stock Repurchase Plan decided in Resolution 6 and
earlier authorizations, up to a maximum of 10% of the
 share capital over 24 month period; [authority is
given for an 18-month period], it suspends the
authorization granted by the shareholders' meeting of
 16 MAY 2008 in its Resolution 15

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase the share capital, up to 10% of the share
capital, by way of issuing shares or securities
giving access to the capital, in consideration for
the contributions in kind granted to the Company and
comprised of capital securities or securities giving
access to share capital; [authority is given for a
period of 26 months]; for the unused portion thereof,
 the authority granted by Resolution 10 of the
Extraordinary shareholders' meeting of 14 MAY 2007;
to take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
grant, in 1 or more transactions, to the employees
and, or the corporate of ficers of the Company and
the group GL events' Companies, option giving the
right either to subscribe for new shares in the
Company to be issued through a share capital
increase, or to purchase existing shares purchase by
the Company, it being approved that the options shall
 not give rights to a total number of shares, which
shall exceed 200,000, each option giving right to
subscribe only 1 share; the nominal amount of the
capital increases resulting form the exercise of the
options by virtue of the present authorization shall
count against the overall ceiling set forth in
Resolution 2 of the extraordinary shareholders'
meeting of 16 MAY 2008; [authority is granted for a
38-month period]; the authority granted by Resolution
 23 of the Extraordinary shareholders' meeting of 16
MAY 2008; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, for free, on 1 or more occasions, existing for
 future shares, in favour of the employees and the
corporate officers of the Company and related
Companies; they may not represent more than 100,000
shares; [authorization is given for a 38-month
period]; it supersedes the authorization granted by
the Extraordinary shareholders' meeting of 16 MAY
2007 in its Resolution 24; to take all necessary
measures and accomplish all necessary formalities

PROPOSAL #E.11: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy of extract of the minutes of this
meeting to carry out all fillings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLANBIA PLC
  TICKER:                N/A             CUSIP:     G39021103
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
statements for the YE 03 JAN 2009 and the reports of
the Directors' and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 3.76 cent                        ISSUER          YES          FOR               FOR
per share on the ordinary shares for the YE 03 JAN

PROPOSAL #3.A: Re-appoint Mr. H. Corbally as a                             ISSUER          YES        AGAINST           AGAINST
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #3.B: Re-appoint Mr. E. Fitzpatrick as a                          ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #3.C: Re-appoint Mr. J. Gilsenan as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #3.D: Re-appoint Mr. P. Haran as a Director,                      ISSUER          YES          FOR               FOR
 who retires in accordance with the Articles of
Association of the Company

PROPOSAL #3.E: Re-appoint Mr. L. Herlihy as a                              ISSUER          YES        AGAINST           AGAINST
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #3.F: Re-appoint Mr. J. Liston as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #3.G: Re-appoint Mr. M. Merrick as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #3.H: Re-appoint Mr. K. Toland as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #4.A: Re-appoint Mr. J. Callaghan as a                            ISSUER          YES        AGAINST           AGAINST
Director, who retires in accordance with the
provisions of the 2006 Combined Code of the Irish
Stock Exchange Limited and the London Stock Exchange
Plc

PROPOSAL #4.B: Re-appoint Mr. W. Murphy as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with the
provisions of the 2006 Combined Code of the Irish
Stock Exchange Limited and the London Stock Exchange

PROPOSAL #4.C: Re-appoint Mr. V. Quinlan as a                              ISSUER          YES        AGAINST           AGAINST
Director, who retires in accordance with the
provisions of the 2006 Combined Code of the Irish
Stock Exchange Limited and the London Stock Exchange
Plc

PROPOSAL #5.A: Re-appoint Mr. A. O'Connor as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #5.B: Re-appoint Mr. R. Prendergast as a                          ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association of the Company

PROPOSAL #6.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors for the 2009 FY

PROPOSAL #7.: Authorize the Directors, for the                             ISSUER          YES          FOR               FOR
purposes of Section 20 of the Companies [Amendment]
Act, 1983, to allot relevant securities [within the
meaning of Section 20 of the Act] up to an nominal
value of EUR 746,658.96 [being 4.24% of the nominal
value of the Company's issued share capital as at the
 latest practicable date prior to the publication of
this Circular]; [Authority expires the earlier of the
 conclusion of the next AGM of the Company is held in
 the year 2010 or 15 months]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.8: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, pursuant to Section 24(1) of the Companies
[Amendment] Act, 1983, to allot equity securities [as
 specified by Section 23 of the Act] for cash
pursuant to the authority conferred by the ordinary
resolution of the Company passed as Resolution 7 in
the notice of this meeting as if Section 23(1) of
that Act did not apply to any such allotment,
provided that this power shall be limited to: i) the
allotment of equity securities in connection with any
 rights issue in favor of ordinary shareholders
[other than those holders with registered addresses
outside the state to whom an offer would, in the
opinion of the Directors, be impractical or unlawful
in any jurisdiction] and/or any person having a right
 to subscribe for or convert securities into ordinary
 shares in the capital of the Company [including
without limitation any holders of options under any
of the Company's Share Option Schemes for the time
being in force] where the equity securities
respectively attributable to the interests of such
ordinary shareholders or such persons are
proportionate [as nearly as may be] to the respective
 numbers of ordinary, shares held by them or for
which they are entitled to subscribe or convert into
and subject to such exclusions or other arrangements
as the Directors may deem necessary or expedient to
deal with, regulatory requirements, legal or
practical problems in respect of overseas
shareholders, fractional elements or otherwise: and
[ii] the allotment of equity securities [other than
pursuant to an such issue as aforesaid] up to a
maximum aggregate nominal value of EUR 746,658.96,
being equivalent to approximately 4.24% of the
aggregate nominal value of the issued ordinary share
capital of the Company as at the latest practicable
date prior to the publication of this circular;
[Authority expires the earlier of the conclusion of
the next AGM of the Company is held in the year 2010
or 15 months]; and the Directors may allot equity
securities in accordance with Section 24(1)(a) of the
 Act, after the expiry of this authority in pursuance

PROPOSAL #S.9: Authorize the Company and/or any of                         ISSUER          YES          FOR               FOR
its subsidiaries [specified by Section 155 of the
Companies Act, 1963], to make market purchases [as
specified in Section 212 of the Companies Act, 1990]
of shares of any class in the Company [Shares] on
such terms and conditions and in such manner as the
Directors may from time to time determine but
subject, however, to the provisions of the Companies
Act, 1990 and to the following restrictions and
previsions: a) the maximum number of Shares
authorized to be acquired pursuant to the terms of
this resolution shall be such number of Shares whose
aggregate nominal value shall equal 10% of the
aggregate nominal value of the issued share capital
of the Company as at the close of business on the
date of the passing of this resolution; b) the
minimum price, which may be paid for any Share, shall
 be the nominal value of the Share; c) the maximum
price which may be paid for any Share [Relevant
Share] shall be an amount equal to 105% of the
average of the 5 amounts resulting from determining
in this resolution in relation to the Shares of the
same class as the Relevant Share shall be appropriate
 for each of the 5 business days immediately
preceding the day on which the Relevant Share is
purchased, a determined from the information
published by or under the authority of the Irish
Stock Exchange Limited reporting the business done on
 each of those five 5 days: i) if there shall be more
 than one dealing reported for the day, the average
of the prices at which such dealings took place; or
ii) if there shall be only 1 dealing reported for
dealing reported for the day, the price at which such
 dealing took place; or iii) if there shall not be
any dealing reported for the day, the average of the
high and low market guide prices for that day; and if
 there shall be only a high [but not a low] or a low
[but not a high] market guide price reported, or if
there shall not be any market guide price reported,
for any particular day then that day shall not count
as 1 of the said 5 business days for the purposes of
determining the maximum price, if the means of
providing the foregoing information as to dealings
and prices by reference to which the maximum price is
 to be determined is altered or is replaced by some
other means, then a maximum price shall be determined
 on the basis of the equivalent information published
 by the relevant authority in relation to dealings on
 the Irish Stock Exchange Limited or its equivalent;
d) if the London Stock Exchange plc prescribed as a
recognized Stock Exchange for the purposes of Section
 212 of the Companies Act, 1990, then, with effect
from the close of business on the day on which the
London Stock Exchange plc so prescribed, the
authority conferred by this resolution shall include
authority to make market purchases of Shares on the
London Stock Exchange plc, provided that: A) any such
 purchase shall be subject to any requirements of the
 laws of the United Kingdom of Great Britain and
Northern Ireland as shall apply thereto; and B) the

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purposes of Section 209 of the Companies Act, 1990,
the re-issue price range at which any treasury shares
 [as specified by the said Section 209] for the time
being held by the Company may be re-issued off-market
 shall be as follows: a) the maximum price at which a
 treasury share be re-issued off-market shall be an
amount to 120% of the Appropriate Price; and b) the
minimum price at which a treasury share be re-issued
off-market shall be an amount to 95% of the
Appropriate Price; for the purposes of this
resolution the expression Appropriate Price shall
mean the average of the 5 amounts resulting from
determining in this resolution] in relation to shares
 of the class of which-such treasury shares to be re-
issued shall be appropriate in respect of each of the
 5 business days immediately preceding the day on
which the treasury share is re-issued, as determined
from information published by or under the authority
of the Irish Stock Exchange Limited reporting the 3
business done on each of these 5 business days: i) if
 there shall be more than one dealing reported for
the day, the average of the prices at which such
dealings took place; or ii) if there shall be only 1
dealing reported for the day, the price at which such
 dealing took place; or iii) if there shall not be
any dealing reported for the day, the average of the
high and low market guide prices for the day; and if
there shall be only a high[but not a low] or a low
[but not a high] market guide price reported, or if
there shall not be any market guide price reported,
for any particular day, then that day shall not count
 as one of the said 5 business days for the purposes
of determining the Appropriate Price, if the means of
 providing the foregoing information as to dealings
and prices by reference to which the Appropriate
Price shall be determined is altered or is replaced
by some other means, then the Appropriate Price shall
 be determined on the basis of the equivalent
information published by the relevant authority in
relation to dealings on the Irish Stock Exchange
Limited or its equivalent; [Authority expires the
earlier at the conclusion of the AGM of the Company
held in 2010 or 15 months ]; and to extent such
authority is previously varied o renewed in
accordance with the provisions of Section 209 of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLOBAL MIXED-MODE TECHNOLOGY INC
  TICKER:                N/A             CUSIP:     Y2717S101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report the 2008 business reports                         ISSUER          NO           N/A               N/A

PROPOSAL #1.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A
reviewed by the Supervisors

PROPOSAL #1.3: The merger with Aimtron Technology                          ISSUER          NO           N/A               N/A
Corporation

PROPOSAL #2.1: Ratify the 2008 business and financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify the 2008 earnings distribution                       ISSUER          YES          FOR               FOR
proposal [proposed cash dividend: TWD 6.3/shares]

PROPOSAL #2.3: Approve to raise capital by issuing                         ISSUER          YES          FOR               FOR
new shares from earnings and employee's bonus
[proposed stock dividend: 20 shares/1000 shares]

PROPOSAL #2.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #2.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
loan to other

PROPOSAL #2.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsements and guarantees

PROPOSAL #3.: Elect Mr. Hsinsen-Kao, Shareholder                           ISSUER          YES        AGAINST           AGAINST
No./ID: 131 as a Director

PROPOSAL #4.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GLORIA MATERIAL TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y2726B107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the local unsecured                           ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A
and conditions of transferring to employees

PROPOSAL #A.6: The revision to the rules of the board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #A.7: The status of joint-venture in                              ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 100
for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the rules of                        ISSUER          YES          FOR               FOR
shareholder meeting and elect the Directors and the
Supervisors, and approve the asset acquisition or
disposal, monetary loans, endorsement and guarantee

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOL LINHAS AEREAS INTELIGENTES
  TICKER:                N/A             CUSIP:     P491AF117
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: To receive the administrators'                               ISSUER          NO           N/A               N/A
accounts, and vote on the financial statements
accompanied by the Independent Auditors' report
regarding the FYE 31 DEC 2008

PROPOSAL #B.: To deliberate the distribution of the                        ISSUER          NO           N/A               N/A
net profits from the FY 2009, ratify the distribution
 of dividends

PROPOSAL #C.: Elect the members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #D.: To set the Directors remuneration                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLD CIRCUIT ELECTRONICS LTD
  TICKER:                N/A             CUSIP:     Y27431108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement, guarantee                        ISSUER          NO           N/A               N/A
and monetary loans

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; STK div. FM R/E: 30/1000

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLDEN EAGLE RETAIL GROUP LTD
  TICKER:                N/A             CUSIP:     G3958R109
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited consolidated                               ISSUER          YES          FOR               FOR
financial statements of the Company and its
subsidiaries and the reports of the Directors and the
 Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of RMB 0.308                        ISSUER          YES          FOR               FOR
per share for the YE 31 DEC 2008

PROPOSAL #3.A: Re-elect Ms. Zheng Shu Yun as an                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.B: Re-elect Mr. Wang Yao as an                                 ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #3.C: Re-elect Mr. Lau Shek Yau, John as an                       ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #3.D: Authorize the remuneration committee                        ISSUER          YES          FOR               FOR
of the Company to fix the remuneration of the

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu as the Auditors of the Company and to
authorize the Board of Directors to fix their
remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to this Resolution, during the
relevant period of all the powers of the Company to
allot, issue and deal with additional shares in the
capital of the Company and to make or grant offers,
agreements and options which might require the
exercise of such power, the aggregate nominal amount
of share capital allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors of the
Company pursuant to the approval in this Resolution,
otherwise than pursuant to a rights issue or scrip
dividend scheme or similar arrangement of the Company
 or the exercise of the subscription rights under the
 Share Option Scheme of the Company shall not exceed
20% of the aggregate nominal amount of the share
capital of the Company in issue as at the date of
this resolution and the said approval shall be
limited accordingly; [Authority expires earlier or at
 the conclusion of the next AGM of the company is
required by the Articles of Association of the
Company or any applicable law to be held]

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 during the relevant period of all powers of the
Company to purchase its own shares, subject to and in
 accordance with all applicable laws, the aggregate
nominal amount of shares of the Company purchased by
the Company pursuant to the approval in this
Resolution during the relevant period shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue as at the date
of this resolution and the said approval be limited
accordingly; [Authority expires earlier or at the
conclusion of the next AGM of the Company is required
 by the Articles of Association of the Company or any
 applicable law to be held]

PROPOSAL #5.C: Approve that conditional upon                               ISSUER          YES        AGAINST           AGAINST
Resolution 5B above being passed, the aggregate
nominal amount of the number of shares in the capital
 of the Company which are repurchased by the Company
under the authority granted to the Directors as
specified in Resolution 5B shall be added to the
aggregate nominal amount of share capital that may be
 allotted or agreed conditionally or unconditionally
to be allotted by the Directors of the Company
pursuant to Resolution 5A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GOLDSUN DEVELOPMENT & CONSTRUCTION CO LTD
  TICKER:                N/A             CUSIP:     Y50552101
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business and financial                             ISSUER          NO           N/A               N/A
operations

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distributions,                      ISSUER          YES          FOR               FOR
 proposed cash dividend: TWD 0.05 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 20
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRAFTON GROUP PLC
  TICKER:                N/A             CUSIP:     G4035Q189
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 31 DEC 2008

PROPOSAL #2.A: Re-elect Mr. Anthony E. Collins as a                        ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #2.B: Re-elect Ms. Gillan Bowel as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #2.C: Re-elect Mr. Richard W. Jewson as a                         ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #2.D: Re-elect Mr. Roderick Ryan as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.E: Re-elect Mr. Leo J. Martin as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.F: Re-elect Mr. Fergus Malone as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.: Authorize the Director's to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Auditor's

PROPOSAL #4.: Authorize the Director's to allot                            ISSUER          YES          FOR               FOR
shares other wise than in accordance with statutory
pre-emption rights

PROPOSAL #5.: Grant authority to the Market purchases                      ISSUER          YES          FOR               FOR
 of the Company's own shares

PROPOSAL #6.: Approve to determine the price range                         ISSUER          YES          FOR               FOR
for the re-issue of treasury shares off-Market

PROPOSAL #7.: Grant authority to the purchase                              ISSUER          YES          FOR               FOR
contract relating to 'A' ordinary Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRAND PACIFIC PETROCHEMICAL CORP
  TICKER:                N/A             CUSIP:     Y2846G101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: 2008 operation report                                       ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: Report the execution status of buy                          ISSUER          NO           N/A               N/A
back treasury stock

PROPOSAL #A.4: Other subject of reporting                                  ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial report                           ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the proposal of appropriation                       ISSUER          YES          FOR               FOR
loss for 2008; [no dividend will be distributed]

PROPOSAL #B.3: Approve the amend plan for issuance of                      ISSUER          YES          FOR               FOR
 convertible Corporate bond

PROPOSAL #B.4: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #B.5: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.6: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.7: Approve to increase the quota of                            ISSUER          YES          FOR               FOR
investment in Mainland China

PROPOSAL #B.8: Approve to release of non competition                       ISSUER          YES          FOR               FOR
Clause for the Directors

PROPOSAL #B.9: Others agenda and extemporary motions                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREAT CDN GAMING CORP
  TICKER:                N/A             CUSIP:     389914102
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Directors at 8

PROPOSAL #2.1: Elect Mr. Ross J. McLeod as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #2.2: Elect Mr. Earnest C. Beaudin as a                           ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.3: Elect Mr. Richard S. Buski as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.4: Elect Mr. Larry W. Campbell as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.5: Elect Mr. Thomas W. Gaffney as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.6: Elect Mr. Peter G. Meredith as a                            ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #2.7: Elect Mr. David L. Prupas as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.8: Elect Mr. Adrian R. Thomas as a                             ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #3.: Appoint Deloitte & Touche LLP,                               ISSUER          YES          FOR               FOR
Chartered Accountants as the Auditors of the Company
for the ensuing year and authorize the Directors to
fix the remuneration to be paid to the Auditor

PROPOSAL #4.: Ratify and approve, the Company's 2007                       ISSUER          YES        AGAINST           AGAINST
Share Option Plan, all options granted under the
Company's 2007 Share Option Plan since 15 JUN 2008
and unallocated options under the 2007 Share Option
Plan up to 26 JUN 2012, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREAT PORTLAND ESTATES PLC R.E.I.T., LONDON
  TICKER:                N/A             CUSIP:     G40712179
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution to all existing authorities, in
accordance with Section 80 of the Companies Act 1985,
 to allot relevant securities [as specified for the
purposes of that Section] in connection with the
Rights Issue [as such term is specified] up to an
aggregate nominal value of GBP 16,456,639 [equivalent
 to 131,653,115 ordinary shares of 12.5 pence each in
 the capital of the Company]; [Authority expires at
the conclusion of the next AGM of the Company]; and
the Directors may allot relevant securities after the
 expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry;
authorize the Directors, in addition to all existing
powers, to allot equity securities [as specified in
Section 94 of the Companies Act 1985 for the purposes
 of Section 89 of that Act] for cash under the
authority granted in this resolution, disapplying the
 statutory pre-emption rights [Section 89[1] of the
Act 1985], provided that this power is limited to the
 allotment of equity securities: a) in connection
with a rights issue [as such term is specified in the
 prospectus and circular of the Company dated 19 MAY
2009]; [Authority expires at the conclusion of the
next AGM of the Company]; and the Directors may allot
 relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREATEK ELECTRONICS INC
  TICKER:                N/A             CUSIP:     Y2858G106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution:                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.6 per share

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings: proposed stock dividend: 40
for 1,000 shares held

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREENE KING PLC, BURY ST EDMUNDS SUFFOLK
  TICKER:                N/A             CUSIP:     G40880133
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES        AGAINST           AGAINST
Share Capital of the Company GBP 25,000,000 divided
into GBP 200,000,000 Ordinary Shares of 12   pence
each to GBP 82,500,000 dividend into 500,000,000
Ordinary Shares of 12   pence each in the Company

PROPOSAL #2.: Approve, subject to the Passing of the                       ISSUER          YES        AGAINST           AGAINST
Resolution No. 1set out in the general meeting, to
allot relevant securities conferred on the Directors
of the Company by an ordinary resolution passed at
the AGM of the Company on 02 SEP; and [Authority
expires at the date of the Company's AGM in 2009]; be
 varied by increasing the Section 80 amount for the
purposes of the rights issue

PROPOSAL #S.3: Amend the borrowing limits in the                           ISSUER          YES          FOR               FOR
Company's Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GREGGS PLC, JESMOND
  TICKER:                N/A             CUSIP:     G41076103
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the FYE 27 DEC                      ISSUER          YES          FOR               FOR
 2008 and the reports of the Directors and the
Auditors thereon

PROPOSAL #2.a: Re-appoint KPMG Audit Plc as the                            ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #2.b: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
their remuneration

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.a: Elect Mr. K. McMeikan                                       ISSUER          YES          FOR               FOR

PROPOSAL #4.b: Elect Mr. I. Ferguson                                       ISSUER          YES          FOR               FOR

PROPOSAL #4.c: Re-elect Mr. D.N.D. Netherton                               ISSUER          YES          FOR               FOR

PROPOSAL #4.d: Re-elect Mr. R. Reynolds                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.e: Re-elect Mr. R.F. Bennett                                   ISSUER          YES          FOR               FOR

PROPOSAL #5.: Receive the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #6.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities pursuant to Section 80 of the
Companies Act 1985

PROPOSAL #7.: Grant authority the disapplication of                        ISSUER          YES          FOR               FOR
pre-emption rights pursuant to Section 95 of the
Companies Act 1985

PROPOSAL #8.: Approve the purchase of shares pursuant                      ISSUER          YES          FOR               FOR
 to Section 166 of the Companies Act 1985

PROPOSAL #9.: Approve to sub-divide the Company's                          ISSUER          YES          FOR               FOR
shares

PROPOSAL #10.: Approve to allow a general meeting to                       ISSUER          YES          FOR               FOR
be held on not less than 14 clear days notice

PROPOSAL #11.: Approve the Greggs Plc SAYE Option Plan                     ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve the Greggs Plc Performance                          ISSUER          YES          FOR               FOR
Share Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRENKELEASING AG, BADEN-BADEN
  TICKER:                N/A             CUSIP:     D2854Z101
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and annual report, and the report
pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES        AGAINST           AGAINST
distributable profit of EUR 55,711,683.62 as follows:
 payment of a dividend of EUR 0.60 per share EUR
45,048,353.78 shall be allocated to the revenue
reserve EUR 2,452,870.44 shall be carried forward ex-
dividend and payable date: 13 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          YES          FOR               FOR
 Ernst and Young AG, Frankfurt

PROPOSAL #6.: Authorization to acquire own shares the                      ISSUER          YES          FOR               FOR
 company shall be authorized to acquire own shares of
 up to 10% of its share capital, at prices not
deviating more than 20% from the market price of the
shares, on or before 11 NOV 2010, the Board of
Managing Directors shall be authorized to use the
shares for acquisition purposes, to sell the shares
at a price not materially below their market price,
and to retire the shares

PROPOSAL #7.: Resolution on the renewal of the                             ISSUER          YES        AGAINST           AGAINST
authorized capital, and the corresponding amendments
to the Articles of Association the existing
authorization to increase the share capital by up to
EUR 8,500,000 on or before 30 APR 2010, shall be
revoked, the board of Managing Directors shall be
authorized, with the consent of the Supervisory
Board, to increase the share capital by up to EUR
8,500,000 through the issue of new bearer shares
against payment in cash and/or kind, on or before 11
May 2014, shareholders shall be granted subscription
rights, except for residual amounts, for the issues
of shares at a price not materially below their
market price, and for the issue of shares for

PROPOSAL #8.: Amendments to the Articles of                                ISSUER          YES          FOR               FOR
Association in connection with the proposed
shareholder rights directive implementation Law
[ARUG] Section 12 shall be amended in respect of the
shareholders' meeting being announced in the federal
gazette at least 36 days in advance, Section 13 shall
 be amended in respect of shareholders being required
 to register with the Company at least six days
before the shareholders' meeting and to supply proof
of their holdings as per the 21st day prior to the
meeting, and proxy voting instructions being able to
given by way of electronic means of communication

PROPOSAL #9.: Approval of the control and profit                           ISSUER          YES          FOR               FOR
transfer agreement with Weblease Netbusiness AG as
the controlled Company, effective from 01 JAN 2009,
until at least 31 DEC 2013

PROPOSAL #10.: Approval of the profit transfer                             ISSUER          YES          FOR               FOR
agreement with Hesse Newman and CO. AG as the
transferring Company, effective from 01 APR 2009,
until at least 31 DEC 2014, if you wish to vote
please send us your voting instruction no later than
04 MAY 2009 the invitation and the original agenda in
 German will be sent to you via e-mail, please
contact us if you experience problems receiving the
e-mail with the agenda attached, best regards Wenyan
Wang Bnp Paribas securities services, please be
advised that Grenkeleasing Ag published a record
date: 21 APR 2009 [start of business day]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRONTMAATSCAPPIJ NV GRONTMIJ NV
  TICKER:                N/A             CUSIP:     N37558199
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Presentation by the Executive Board                          ISSUER          NO           N/A               N/A

PROPOSAL #3.a: To report of the Executive Board for                        ISSUER          NO           N/A               N/A
the FY 2008

PROPOSAL #3.b: Adopt the annual accounts for the FY                        ISSUER          YES          FOR               FOR
2008 as drawn up by the Executive Board and signed by
 the Executive Board and the Supervisory Board on 11
MAR 2009

PROPOSAL #4.: Declare a dividend 2008, the solvency,                       ISSUER          YES          FOR               FOR
liquidity and anticipated cash flow for 2009 in light
 of the current uncertainty in the financial markets
it is necessary to maintain a solid financial
position it is proposed to pay out a dividend for the
 financial year 2008 of EUR 1.15 per share with
nominal value of EUR 0.25 exclusively in cash [15%
dividend tax will be withheld] this proposed dividend
 is in line with the dividend policy which was
explained to the shareholders in the meeting held on

PROPOSAL #5.a: Grant discharge of the Members of the                       ISSUER          YES          FOR               FOR
Executive Board

PROPOSAL #5.b: Grant discharge of the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #6.a1: Reappoint Mr. F.L.V. Meysman as a                          ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #6.a2: Reappoint Mr. S.E. Eisma as a Member                       ISSUER          YES          FOR               FOR
of the Supervisory Board

PROPOSAL #6.a3: Reappoint Mr. H.J. Zegering as a                           ISSUER          YES          FOR               FOR
Member of the Supervisory Board

PROPOSAL #7.: Appoint Mr. D.M. Zuydam as a Member of                       ISSUER          YES          FOR               FOR
the Executive Board

PROPOSAL #8.a: Authorize the Executive Board as the                        ISSUER          YES          FOR               FOR
body to limit for an issue of ordinary shares a
maximum of 10% of the subscribed capital as at the
date of the general meeting of Shareholders, plus an
additional 10% if the issue takes place in the
context of a merger or take-over

PROPOSAL #8.b: Authorize the Executive Board as the                        ISSUER          YES        AGAINST           AGAINST
body to limit for an issue of preference shares all
unissued preference shares in the authorized share
capital at any time without prejudice to what is
defined in Article 5 Paragraph 5 of the Articles of
Association

PROPOSAL #8.c: Authorize the Executive Board as the                        ISSUER          YES          FOR               FOR
body to limit or exclude the preferential
subscription right in the event of the issue of
ordinary shares, as provided for in Article 6 of the
Articles of Association, by a period of 18 months
starting on the date of this meeting and therefore
ending on 14 NOV 2010 the authority is restricted to
the number of shares the Executive Board is
authorized to issue as a result of the designation

PROPOSAL #9.: Authorize the Executive Board to                             ISSUER          YES          FOR               FOR
acquire its own shares or depositary receipts for
such shares as defined in Article 11 of the Articles
of Association by purchase on the stock market or
otherwise the maximum number of shares or depositary
receipts for shares acquired in this way is equal to
the maximum of 10% of the issued capital as provided
by the Articles of Association the price per ordinary
 share is a maximum of the market price plus 10% and
a minimum of nil the average closing price according
to the Officiele Prijscourant published by Euronext
Amsterdam N.V. for 5 consecutive trading days
preceding the date of purchase is considered the
market price [Authority shall expires in 18 months],
for a period of 18 months starting on 14 MAY 2009

PROPOSAL #10.: Authorize the Commission an Accountant                      ISSUER          YES          FOR               FOR
 to audit the annual accounts, it is proposed to
Commission KPMG Accountants N.V. of Rotterdam, the
Netherlands, to audit the annual accounts for the FY
of 2009

PROPOSAL #11.: Any further questions                                       ISSUER          NO           N/A               N/A

PROPOSAL #12.: Conclusion                                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE AEROPLAN INC
  TICKER:                N/A             CUSIP:     399453109
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Robert E. Brown as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.2: Elect Mr. Roman Doroniuk as a Director                      ISSUER          YES          FOR               FOR
 of the Corporation

PROPOSAL #1.3: Elect Mr. Rupert Duchesne as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.4: Elect Mr. Joanne Ferstman as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.5: Elect Mr. Michael M. Fortier as a                           ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation

PROPOSAL #1.6: Elect Mr. John M. Forzani as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.7: Elect Mr. David H. Laidley as a                             ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.8: Elect Mr. Douglas D. Port as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #1.9: Elect Mr. Alan P. Rossy as a Director                       ISSUER          YES          FOR               FOR
of the Corporation

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditors of the Corporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE EUROTUNNEL
  TICKER:                N/A             CUSIP:     F477AL114
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the Company's
financial statements for the YE 31 DEC 2008, as
presented and showing income of EUR 41,862,644.00

PROPOSAL #O.2: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY, i.e. EUR 41,862,644.00, be appropriated as
follows; net income for the FY EUR 41,862,644.00
retained earnings: nil, to the legal reserve: EUR
2,093,133.00, dividends: EUR 7,593,676.60 balance
allocated to the retained earnings: EUR 32,175,834.40
 the shareholders will receive a dividend of EUR 0.04
 per class A ordinary share of a par value of EUR
0.40, a dividend of one fortieth of the dividend paid
 per each class a ordinary share, for the class B
preference share of a par value of EUR 0.01 this
dividend will be paid in cash on 15 JUL 2009 in the
event that the Company holds some of its own shares
on the day the dividend is paid, the amount of the
unpaid dividend on such shares shall be allocated to
the retained earnings account, each non consolidated
ordinary share of a par value of EUR 0.01,
outstanding on the day the dividend is paid, will be
given one fortieth of the dividend paid; in
accordance with the regulations in force, the
shareholders' meeting recalls that no dividend was

PROPOSAL #O.3: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial Statements for the said FY, in
 the form presented to the meeting and showing income
 of EUR 39,727,087 .00

PROPOSAL #O.4: Receive the Special Auditors' report                        ISSUER          YES          FOR               FOR
on agreements and commitments governed by the Article
 L.225-38 of the French Commercial Code and approve
the said report and the regulated agreements and
commitments referred to therein

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors' on agreements and commitments governed by
Article L.225-38 of the French Commercial Code, in
accordance with the provisions of Article L.225-42 of
 the French Commercial Code the conclusion by the
Company of the loan intra group with its subsidiary
Euro Tunnel Group UK Plc [EGP]

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buy back the Company's shares on the open market,
subject to the conditions described below; maximum
purchase price EUR 10.00, minimum sale price EUR
5.50, maximum number of shares to be acquired 10% of
the share capital, maximum funds invested in the
share buybacks EUR 189,840,000.00, I.E. 18,984,195.5
ordinary shares of EUR 10.00 each; to take all
necessary measures and accomplish all necessary
formalities; [authorization is given for an 18-month
period]; it supersedes the authorization granted by
the ordinary shareholders meeting of 27 JUN 2008 in

PROPOSAL #E.7: Receive the report of the Board of                          ISSUER          YES          FOR               FOR
Directors, the reports of Mr. Jean-pierre Colle and
Mr. Thierry Bellot, the draft Merger agreement and
the enclosures drawn up under private seal dated 10
MAR 2009 between the Company and TUN SA, the approval
 of the draft Merger agreement and the Merger project
 by the shareholders of TUN SA at the extra ordinary
shareholders' meeting of 28 APR 2009, the provisions
of this Merger agreement, Merger agreement of TUN SA
into Groupe Eurotunnel SA, providing for the
contributions by the Company pursuant to a Merger of
all of its assets, estimated at a net value of EUR
622,531,934.00, with the corresponding taking over of
 all its liabilities, estimated at EUR
475,738,015.00, net assets contributed of EUR
146,793,919.00; the remuneration of the
contributions, according to an exchange ratio of 1
TNU SA share against 0.001008 Group Eurotunnel SA
ordinary share, to be issued through a capital
increase of the company [992 TNU SA shares for 1
Groupe Eurotunnel SA share] the unconditional
completion date of the Merger is the date when the
Merger comes into effect; the universal transfer of
assets of TNU SA to the Company; the dissolution
without liquidation of TNU SA, the day the Merger is
completed; to take all necessary measures and

PROPOSAL #E.8: Approve the report of the Board of                          ISSUER          YES          FOR               FOR
Directors and merger agreement of TNU SA into Groupe
Eurotunnel SA in Resolution 7 records that,
consequentially to the vote of the previous
resolution, the merger of TNU SA into Groupe
Eurotunnel SA was approved by the shareholders of
Groupe Eurotunnel SA, there will be no exchange of
TNU SA shares held by Groupe Eurotunnel SA, resolves
consequentially, the shareholders meeting to increase
 the share capital by EUR 71,492.00, to increase it
from EUR 36,766.01 to EUR 76,008,258.01 by the
creation of 178,730 new fully paid-up shares of a par
 value of EUR 0.40 each, to be granted to the
shareholders of TNU SA, the 178,730 ordinary shares
shall be subject to the same statutory provisions and
 shall rank pari passu with the old shares will
created with dividend rights as of 01 JAN 2009, it
notes that the difference between the amount of the
quota of the net assets contributed by TNUS SA
corresponding to the TNU SA shares held by Groupe
Eurotunnel SA EUR. I.E. 145,793,305,00 and the
accounting net value of the TNU SA shares held by
Groupe Eurotunnel SA EUR, I.E. 262,354,347,00 will
form the capital loss on transferred shares which
amount to EUR 116,561,042,00 the difference between
the nest assets contributed by TNU SA, being of EUR
146,793,919,00, after deduction of the fraction of
these assets corresponding to the interest of Groupe
Eurotunnel SA in TNU SA, I.E.EUR 145,793,305.00 and
the par value of the Groupe Eurotunnel SA shares
issued within the context of the merger, I.E. EUR
71,492,00 will be registered for an amount of EUR
929,122.00 in the 'Merger Premium' account

PROPOSAL #E.9: Authorize the Board of Directors due                        ISSUER          YES          FOR               FOR
to the completion of the merger, to withdraw the sums
 from the merger premium in order to build up, on the
 liabilities of Groupe Eurotunnel SA, the reserves
and provisions required by Law existing on the
balance sheet of TNU SA and to deduct from said
merger premium the necessary sums to fund fully the
legal reserve and to charge the merger costs against
the merger premium, notes that the capital loss on
transferred shares will be registered in the assets
of the Groupe Eurotunnel SA balance sheet as
intangible assets in a subsidiary the Board of
Directors to increase the share capital, on one or
more occasions, at its sole discretion, in favour of
the employees and former employees of the Company or
related Companies or French foreign groups, who are
Members of a Company savings plan; [authorization is
given for an 26-month period]; and for a nominal
amount that shall not exceed EUR 2,000,000,00 the
shareholders meeting decides to the cancel the
shareholders' preferential subscription rights in
favour of beneficiaries mentioned above, the
shareholders' meeting delegates all powers to the
Board of Directors to take all necessary measures and
 accomplish all necessary formalities, it supersedes
the authorization granted by the Extra ordinary
shareholders meeting of 23 APR 2007 in its Resolution
 18, Resolution 20 the shareholder's meeting grants
full powers to the bearer of an original, a copy or
extract of the minutes of this meeting to carry out
all filings, publication and other formalities

PROPOSAL #E.10: Amend Article 6 of the Bylaws[capital                      ISSUER          YES          FOR               FOR
 stock] as follows share capital is set at EUR
76,008,258,01 and divided into EUR 190,020,645 shares
 of a par value of EUR 0.40 each and fully paid in,
and one class B preference share of pa par value of
EUR 0.01 fully paid in

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
draw and sign the statements of the conformity
referred in Article L.236-6 of the French Commercial
Code

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase on one or more occasions, in France or
abroad, the share capital, by issuance with the
shareholders' preferred subscription rights
maintained of ordinary shares of the Company and
securities giving access to ordinary shares pf the
Company or Companies of the group of the Company the
maximum nominal amount to be carried shall not exceed
 EUR 37,500,000.00; this amount shall not count
against the overall ceiling set forth in Resolution
16 the nominal amount debt securities shall not
exceed EUR 300,000,000.00 [authorization is given for
 an 26-month period]; it supersedes the authorization
 granted by the shareholders meeting of 23 APR 2008
in its Resolution 13

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital, by issuance with waiver
of shareholders' pre-emptive rights, but with a
priority period, of ordinary shares of the Company
and securities giving access to ordinary shares of
the Company of companies of the group of Company the
maximum nominal amount to be carried shall not exceed
 EUR 15,000,000.00; this amount shall not count
against the overall ceiling set forth in Resolution
16 the nominal amount debt securities shall not
exceed EUR 300,000,000.00 [authorization is given for
 an 26-month period] it supersedes the authorization
granted by the shareholders meeting of 23 APR 2007 in
 its Resolution 14

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
proceed accordingly with Resolution 13, with the
issue of waiver of shareholders' pre-emptive rights,
but with a priority period, of ordinary shares of the
 Company and securities giving access to ordinary
shares of the Company of companies of the group of
Company [authorization is given for an 26-month
period] the maximum nominal amount to be carried
shall not exceed EUR 15,000,000.00 I.E. 20% of the
share capital, this amount shall not count against
the overall ceiling set forth in Resolution 16

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital up to 10% , by way of
issuing ordinary shares of the Company or securities
or securities giving access to the share capital in
consideration for the contributions in kind granted
to the Company and comprised of capital securities of
 securities giving access to share capital, the
overall nominal ceiling shares shall count against
the ceiling set forth in Resolution 13 and against
the one set forth in Resolution 16 [authorization is
given for an 26-month period]

PROPOSAL #E.16: Approve to adopt the Resolutions                           ISSUER          YES          FOR               FOR
12,13,14,15 and 19 the shareholders meeting decides
that overall nominal amount pertaining to the capital
 increase to be carried out with the use of the
delegations given by said resolutions not exceed EUR
37,500,000.00; the resolution supersedes the
authorization granted by extraordinary shareholders'
meeting of 23 APR 2007 in its Resolution 16

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue Company's ordinary shares or securities giving
access to the Company's shares, in consideration for
warrants or shares redeemable bonds [the ORA in
French] tendered in a public exchange offer initiated
 by the Company concerning the shares of another
Company; the maximum nominal amount of capital
increase to be carried out under this delegation
should not exceed EUR 115,000,000.00 [authorization
is given for an 26-month period]

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by canceling all or part of
the shares held by the Company in connection with the
 Stock Repurchase Plan authorized by Resolution 6 up
to a maximum of 10% of the share capital over a 24
month period [authorization is given for an 18-month

PROPOSAL #E.19: Approve Employee Stock Purchase Plan                       ISSUER          YES          FOR               FOR

PROPOSAL #E.20: Grant authority of required documents                      ISSUER          YES          FOR               FOR
 other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE NORBERT DENTRESSANGLE SA, SAINT VALLIER
  TICKER:                N/A             CUSIP:     F4655Q106
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the agreements for the 2008 FY                      ISSUER          YES        AGAINST           AGAINST
 referred to in Article L.225-86 of the Commercial

PROPOSAL #O.4: Approve the distribution of the                             ISSUER          YES          FOR               FOR
Company profits

PROPOSAL #O.5: Approve the replacement of a Temporary                      ISSUER          YES          FOR               FOR
 Statutory Auditor

PROPOSAL #O.6: Authorize the Board of Directors in                         ISSUER          YES        AGAINST           AGAINST
order to allow the Company to operate on its own

PROPOSAL #E.7: Authorize the Board of Directors that                       ISSUER          YES          FOR               FOR
the Company may cancel its own shares

PROPOSAL #E.8: Authorize the Board of Directors for,                       ISSUER          YES        AGAINST           AGAINST
with maintenance of preferential subscription rights,
 issue securities giving right for debt securities or
 increase capital

PROPOSAL #E.9: Authorize the Board of Directors for,                       ISSUER          YES        AGAINST           AGAINST
without preferential subscription rights, issue
securities giving right for debt securities or
increase capital

PROPOSAL #E.10: Authorize the Board of Directors, in                       ISSUER          YES        AGAINST           AGAINST
case of issuance, without preferential subscription
rights, to set the issue price according to the terms
 determined by the General Assembly, within the limit
 of 10% of the shares capital

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in
case of capital increase with or without preferential
 subscription right of the shareholders

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by incorporation of reserves,
premiums or profits

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out a capital increase in order to remunerate
contributions in kind made of the Company's
securities or securities giving access to capital

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out a capital increase reserved for the
employees, under the agreements of the Commercial
Code and Articles L.3332-18 and sequence of the Labor

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to grant to the employees of the Company or its
 subsidiaries, shares subscription or purchase
options of the Company

PROPOSAL #E.16: Approve the extension of the BSA 2006                      ISSUER          YES        AGAINST           AGAINST
 financial term

PROPOSAL #E.17: Amend the Article 14-1 of the Statutes                     ISSUER          YES          FOR               FOR

PROPOSAL #O.E18: Powers for formalities                                    ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GROUPE STERIA, VELIZY VILLACOUBLAY
  TICKER:                N/A             CUSIP:     F9892P100
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008 and grant discharge to the
 Board of Directors

PROPOSAL #O.2: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.3: Approve the option proposed to the                          ISSUER          YES          FOR               FOR
shareholders for the dividend payment in cash or

PROPOSAL #O.4: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.5: Approve the agreements referred to in                       ISSUER          YES        AGAINST           AGAINST
Article L.226-10 of the Commercial Code

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
operate on the Company's shares

PROPOSAL #E.7: Approve the capital reduction by                            ISSUER          YES          FOR               FOR
cancellation of repurchased shares

PROPOSAL #E.8: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital by issuing common
 shares or securities, giving access to the capital
or by incorporation of reserves, profits or premiums,
 with maintenance of preferential subscription rights

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital by issuing common
 shares or securities, giving access to the capital
with cancellation of preferential subscription rights

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the number of securities, in case
of a capital increase carried out pursuant to the
delegations previously granted

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase the capital to remunerate
contributions in kind

PROPOSAL #E.12: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase the share capital, with
cancellation of preferential subscription rights in
order to remunerate contributions in kind, in case of
 a public exchange offer

PROPOSAL #E.13: Approve the limitation of the overall                      ISSUER          YES          FOR               FOR
 amount of the authorizations to confer for the Board
 of Directors to appeal to the market

PROPOSAL #E.14: Approve the renewal of an                                  ISSUER          YES        AGAINST           AGAINST
authorization granted to the Board of Directors by
the ordinary and extraordinary general assembly of 06
 JUN 2008 in its 22nd resolution to proceed to
capital increases reserved for employees

PROPOSAL #E.15: Grant powers for the accomplishment                        ISSUER          YES          FOR               FOR
of formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPA KETY S.A., KETY
  TICKER:                N/A             CUSIP:     X9897J109
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the Supervisory Board report on                      ISSUER          NO           N/A               N/A
 Company's condition and evaluation of the
Management's report on Company activity and the
financial statement for 2008

PROPOSAL #6.: Approve the Management's report on                           ISSUER          NO           N/A               N/A
Company activity and the financial statement for 2008

PROPOSAL #7.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statement for 2008

PROPOSAL #8.: Approve the profit distribution for 2008                     ISSUER          NO           N/A               N/A

PROPOSAL #9.: Grant discharge to the Members of                            ISSUER          NO           N/A               N/A
Management Board from their duties completed in 2008

PROPOSAL #10.: Approve the presentation and                                ISSUER          NO           N/A               N/A
evaluation of the Supervisory Board's activity in 2008

PROPOSAL #11.: Grant discharge to the Members of                           ISSUER          NO           N/A               N/A
Supervisory Board from their duties completed in 2008

PROPOSAL #12.: Approve the disposal of the organized                       ISSUER          NO           N/A               N/A
part of the Company

PROPOSAL #13.: Adopt the resolution concerning option                      ISSUER          NO           N/A               N/A
 program

PROPOSAL #14.: Adopt the resolution on issue series                        ISSUER          NO           N/A               N/A
E,F,G bonds

PROPOSAL #15.: Amend the company's statute text                            ISSUER          NO           N/A               N/A
concerning issue of series E,F,H bonds

PROPOSAL #16.: Approve the other amendments to the                         ISSUER          NO           N/A               N/A
Company's statute text

PROPOSAL #17.: Amend the rules of the general meetings                     ISSUER          NO           N/A               N/A

PROPOSAL #18.: Other issues                                                ISSUER          NO           N/A               N/A

PROPOSAL #19.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPA LOTOS S.A., GDANSK
  TICKER:                N/A             CUSIP:     X32440103
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint the Meeting's Chairman                               ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the Meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the resolution on changes among                      ISSUER          NO           N/A               N/A
 the supervisory Board Member's

PROPOSAL #6.: Closure of the Meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPA LOTOS S.A., GDANSK
  TICKER:                N/A             CUSIP:     X32440103
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge proper convening of the                          ISSUER          NO           N/A               N/A
meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve the acceptance of the agenda                         ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve to review the financial                              ISSUER          NO           N/A               N/A
statement and the Management Board report on the
Company activities for 2008

PROPOSAL #6.: Approve to review the consolidated                           ISSUER          NO           N/A               N/A
financial statement and the Management Board report
on the capital group activities for 2008

PROPOSAL #7.: Approve to review the Supervisory Board                      ISSUER          NO           N/A               N/A
 reports for 2008

PROPOSAL #8.: Approve the financial statement and the                      ISSUER          NO           N/A               N/A
 Management Board report on the Company activities
for 2008

PROPOSAL #9.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statement and the Management Board report on the
capital group activities for 2008

PROPOSAL #10.: Approve to cover the loss account for                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #11.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Management Board from their duties completed in 2008

PROPOSAL #12.: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Supervisory Board from their duties completed in 2008

PROPOSAL #13.: Approve the purchase of GATX premises                       ISSUER          NO           N/A               N/A
form GATX Rail Poland SP. Z O.O

PROPOSAL #14.: Amend the Articles of Association                           ISSUER          NO           N/A               N/A

PROPOSAL #15.: Amend the rules of general meeting                          ISSUER          NO           N/A               N/A

PROPOSAL #16.: Approve to increase the share capital                       ISSUER          NO           N/A               N/A
through the issue of Series C shares of the private
subscription for state treasury of Republic of Poland

PROPOSAL #17.: Authorize the Management Board to take                      ISSUER          NO           N/A               N/A
 all steps to introduce the Series C shares into the

PROPOSAL #18.: Authorize the Supervisory Board to set                      ISSUER          NO           N/A               N/A
 uniform text of Articles of Association

PROPOSAL #19.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO AEROPORTUARIO DEL  SURESTE S A DE S V
  TICKER:                N/A             CUSIP:     P4950Y100
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive and approve the following: a)                        ISSUER          YES          FOR               FOR
report from the Director general prepared in
accordance with Article 172 of the general mercantile
 Companies Law and Article 44(xi) of the Securities
Market Law, accompanied by the opinion of the Outside
 Auditor, regarding the transactions and results of
the Company for the FYE 31 DEC 2008, as well as the
opinion of the Board of Directors regarding the
content of said report; b) report from the Board of
Directors to which Article 172(b), of the General
Mercantile Companies Law refers, in which the main
accounting and information policies and criteria
followed in the preparation of the Company's
financial information is contained; c) report of the
activities and transactions in which the Board of
Directors intervened in accordance with Article
28(iv)(e) of the Securities Market Law; d) financial
statements of the Company to 31 DEC 2008, both
individual and consolidated, and allocation of the
results from the FY; e) annual report regarding the
activities carried out by the Audit Committee in
accordance with Article 43 of the Securities Market
Law and the report regarding the subsidiaries of
Company. resolutions this regard; and f) report
regarding the fulfillment of the tax obligations that
 are the responsibility of the Company in the
corporate and FYE 31 DEC 2008, in accordance with
that which is required by Article 86(xx), of the
Income Tax Law; resolutions in this regard

PROPOSAL #II.: Approve the allocation of the results                       ISSUER          YES          FOR               FOR
from the FY: a) proposal regarding the increase of
the legal reserve; b) proposal and, if relevant,
approval of the maximum amount of funds that the
Company will be able to allocate to the acquisition
of its own shares for the 2009 FY in accordance with
the terms of Article 56 of the Securities Market Law,
 proposal and, if relevant, approval regarding the
provisions and policies related to the acquisition of
 the Company's own shares by the Company; resolutions
 in this regard; c) the proposal for the allocation
of results may include a proposal from the Board of
Directors to pay an ordinary, net dividend in cash
from the balance of the un allocated profit account

PROPOSAL #III.: Ratify the Management of the Board of                      ISSUER          YES          FOR               FOR
 Directors and of the Director General for the 2008
FY and appoint or ratify, if relevant, of i) the
people who make up or will make up the Board of
Directors of the Company, after determination of
their independence, it if relevant, ii) the Chairman
of the Audit Committee, and iii) of the people who
make up or will make up the Committees of the
Company, determine the corresponding compensation;
resolutions in this regard

PROPOSAL #IV.: Approve the designation of delegates                        ISSUER          YES          FOR               FOR
who will carry out the resolutions passed by the
meeting and, if relevant, formalize them as necessary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO AEROPORTUARIO DEL CENTRO NORTE SAB DE CV
  TICKER:                N/A             CUSIP:     P49530101
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the presentation of the reports                      ISSUER          YES          FOR               FOR
 from the Board of Directors in accordance with the
terms of the Article 28, Part IV, lines [d] and [e]
of the securities market law, regarding the FYE on 31
 DEC 2008

PROPOSAL #II.: Approve the presentation of the report                      ISSUER          YES          FOR               FOR
 from the Chief Executive Officer and the opinion of
the outside Auditor that are referred to in the
Article 28, Part IV, line [b] of the Securities
Market Law, regarding the FYE on 31 DEC 2008

PROPOSAL #III.: Approve the presentation of the                            ISSUER          YES          FOR               FOR
reports and the opinion that is referred to in the
Article 28, Part IV, lines [a] and [c] of the
Securities Market Law, with the inclusion of the tax
report

PROPOSAL #IV.: Approve to discuss and if relevant,                         ISSUER          YES          FOR               FOR
modification, of the reports that are referred to in
points I and II above, resolutions in this regard

PROPOSAL #V.: Approve the allocation of results,                           ISSUER          YES          FOR               FOR
increase of reserves and if relevant, decree of
dividends, resolutions in this regard

PROPOSAL #VI.: Ratify the Members of the Board of                          ISSUER          YES          FOR               FOR
Directors and designation of the Chairperson of the
special Committee, resolutions in this regard

PROPOSAL #VII.: Approve, if relevant, the proposal                         ISSUER          YES          FOR               FOR
for the payment of compensation to the Members of the
 Board of Directors and special Committee

PROPOSAL #VIII.: Approve the designation of delegates                      ISSUER          YES          FOR               FOR
 to carry out the resolutions passed by the meeting
and if relevant formalize them as appropriate,
resolutions in this regard

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO CATALANA OCCIDENTE SA, BARCELONA
  TICKER:                N/A             CUSIP:     E5701Q116
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Annual Financial Statements                      ISSUER          YES          FOR               FOR
 of the Company [Balance Sheet Profit and Loss
Statement and Notes] for the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the proposal for the allocation                      ISSUER          YES          FOR               FOR
 of profits/losses for the FYE 31 DEC 2008

PROPOSAL #3.: Approve the individual Annual Financial                      ISSUER          YES          FOR               FOR
 Statements of the consolidated financial statements
of its subsidiaries [Balance Sheet Profit and Loss
Statement of Changes in Shareholders' Equity
Statement of Cash Flows and Notes]

PROPOSAL #4.: Approve the Management and actions of                        ISSUER          YES          FOR               FOR
the Board of Directors during the FYE 31 DEC 2008

PROPOSAL #5.1: Re-elect Mr. Jorge Enrich Izard as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.2: Re-elect Mr. Federico Halpern Blasco                        ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #5.3: Re-elect Mr. Jesus Serra Farre as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.4: Re-elect Mr. Olandor S.L as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve the delay of naming new                              ISSUER          YES          FOR               FOR
Councils to the subsidiaries

PROPOSAL #7.: Authorize the Board of Directors with                        ISSUER          YES          FOR               FOR
the express power of delegation for the derivative
acquisition of the Company's own shares by the
Company itself and/or by its subsidiaries

PROPOSAL #8.: Approve the delegation of powers to                          ISSUER          YES          FOR               FOR
formalize and execute all resolutions adopted by the
shareholders at the OGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO EMPRESARIAL ENCE SA
  TICKER:                N/A             CUSIP:     E5701K127
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of the
Company and consolidated group

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.1: Re-elect Mr. Juan Luis Arregui as a                         ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.2: Re-elect Mr. Javier Echenique as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #3.3: Re-elect Mr. Retos Operativos XXI as a                      ISSUER          YES          FOR               FOR
 Board Member

PROPOSAL #3.4: Ratify and appoint Mr. Antonio                              ISSUER          YES          FOR               FOR
Palacios as a Board Member

PROPOSAL #3.5: Approve the other appointment                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #6.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPO SIMEC S A DE C V
  TICKER:                N/A             CUSIP:     P4984U108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #i.: Approve the designation of returning                         ISSUER          YES          FOR               FOR
Officers, calculation of attendance and declaration
if relevant, that the general meeting is legally

PROPOSAL #ii.: Receive the report from the Chief                           ISSUER          YES          FOR               FOR
Executive Officer that is referred to in Part XI of
Article 44 of the Securities Market Law

PROPOSAL #iii.: Approve the individual and                                 ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
of the Companies that are referred to in the Second
Paragraph of Article 3 of the Securities Market Law,
for the FYE on 31 DEC 2008

PROPOSAL #iv.: Receive the report from the Board of                        ISSUER          YES          FOR               FOR
Directors that is referred to in Articles 28, Part
IV, items C), D) and E), and 49, Part Iv, Paragraph 2
 of the Securities Market Law, in which is included
the report on the operations for the purchase and
placement of own shares

PROPOSAL #v.: Approve the annual report from the                           ISSUER          YES          FOR               FOR
Audit and Corporate Practices Committee

PROPOSAL #vi.: Approve the allocation of the profits                       ISSUER          YES          FOR               FOR
from the FY under consideration

PROPOSAL #vii.: Elect the Members of the Board of                          ISSUER          YES          FOR               FOR
Directors and of the Members of the Audit and
Corporate Practices Committee, including its
Chairperson, setting its compensation and, the
Secretary of the Company

PROPOSAL #viii.: Approve the nomination of special                         ISSUER          YES          FOR               FOR
delegates, so that they may formalize the resolutions
 passed by the general meeting

PROPOSAL #ix.: Approve the minutes of the general                          ISSUER          YES          FOR               FOR
meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPPO COIN SPA, VENEZIA
  TICKER:                N/A             CUSIP:     T30120108
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008 together with report on Management activity,
Internal and External Auditors reports, resolutions
related there to

PROPOSAL #2.: Approve the resolutions concerning                           ISSUER          NO           N/A               N/A
appointment of Board of Directors as per Article 15
of the By-law

PROPOSAL #3.: Approve to state Internal Auditors'                          ISSUER          NO           N/A               N/A
emolument for the FY 01 FEB 2009/31 JAN 2010

PROPOSAL #4.: Approve the resolutions concerning                           ISSUER          NO           N/A               N/A
appointment of Internal Auditors as per Article 22
and 23 of the By-law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GRUPPO EDITORIALE L ESPRESSO SPA
  TICKER:                N/A             CUSIP:     T52452124
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements as at                       ISSUER          NO           N/A               N/A
31 DEC 2008, report of the statutory Auditor's and of
 Auditors and Auditing Company

PROPOSAL #2.1.A: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Brugiavini Agar as
 a Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.B: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. De Benedetti Carlo
 as a Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.C: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. De Benedetti
Rodolfo as a Board of Director and approve to
determine the emoluments

PROPOSAL #2.1.D: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Di Giorgio Giorgio
 as a Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.E: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Dini Francesco as
a Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.F: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Erede Segio as a
Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.G: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Greco Mario as a
Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.H: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Mondardini Monica
as a Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.I: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Onesti Tiziano as
a Board of Director and approve to determine the
emoluments

PROPOSAL #2.1.J: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Paravicini Luca as
 a Board of Director and approve to determine the
emoluments

PROPOSAL #2.2.A: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr. Martinetti
Maurizio as a Board of Director and approve to
determine the emoluments

PROPOSAL #2.2.B: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Mr.  Masoni Giuseppe
as a Board of Director

PROPOSAL #3.1.A: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Laghi Enrico as the
acting statutory Auditor and approve to determine the
 emoluments

PROPOSAL #3.1.B: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Macchiorlatti Vignat
Luigi as the acting statutory Auditor and approve to
determine the emoluments

PROPOSAL #3.1.C: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Romano Mauro as the
acting statutory Auditor and approve to determine the
 emoluments

PROPOSAL #3.1.D: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Zingales Riccardo as
the alternate statutory Auditor and approve to
determine the emoluments

PROPOSAL #3.1.E: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Cipolla Silvano as the
 alternate statutory Auditor and approve to determine
 the emoluments

PROPOSAL #3.1.F: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Colombo Massimo as the
 alternate statutory Auditor and approve to determine
 the emoluments

PROPOSAL #3.2.A: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Barbara Giovanni as
the acting statutory Auditor and approve to determine
 the emoluments

PROPOSAL #3.2.B: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Vanni Fabio as the
acting statutory Auditor and approve to determine the
 emoluments

PROPOSAL #3.2.C: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Bandiera Massimo as
the acting statutory Auditor and approve to determine
 the emoluments

PROPOSAL #3.2.D: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Ianiro Mauro as the
alternate statutory Auditor and approve to determine
the emoluments

PROPOSAL #3.2.E: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Busetto Domenico as
the alternate statutory Auditor and approve to
determine the emoluments

PROPOSAL #3.2.F: PLEASE NOTE THAT THIS IS A                                ISSUER          NO           N/A               N/A
SHAREHOLDERS PROPOSAL: Appoint Perrotti Gabriele as
the alternate statutory Auditor and approve to
determine the emoluments

PROPOSAL #4.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
purchase and dispose own shares

PROPOSAL #5.: Approve the Extraordinary Stock Option                       ISSUER          NO           N/A               N/A
Plan for year 2009 in favour of employees of the
Company and of controlled Companies

PROPOSAL #6.: Approve the Stock Option Plan for year                       ISSUER          NO           N/A               N/A
2009 in favour of employees of the Company and of
controlled Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUERBET
  TICKER:                N/A             CUSIP:     F46788109
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee, Supervisory Board, Chairman and the
Auditors, approve the Company's and consolidated
financial statements for the FYE in 2008, in the form
 presented to the meeting; grant permanent discharge
to the members to Executive Committee, Supervisory
Board and the Auditors for the performance of their
duties during the said FY

PROPOSAL #O.2: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Executive Committee and resolves that the income for
the FY be appropriated as follows: FY: EUR
9,724,904.10, retained earnings: EUR 57,037,672.73,
total: EUR 66,762,576.83, legal reserve: EUR
6,158.40, total distributable: EUR 66,756,418.43,
statutory dividend: EUR 724,791.60, additional
dividend: EUR 6,070,129.65, dividend: EUR
6,794,921.25, balance to the retained earnings: EUR
59,961,497.18 the shareholders will receive a net
dividend of EUR 2.25 per share; i.e. 3,019,965
shares, and will entitle to the 40% deduction
provided by the French Tax Code; this dividend will
be paid on 27 MAY 2009; in this event that the
Company holds some of its own shares on such date,
the amount of the unpaid dividend on such shares
shall be allocated to the retained earnings account

PROPOSAL #O.3: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-86
of the French Commercial Code; approve the said
report and the agreements referred to therein

PROPOSAL #O.4: Approve to award total annual fees of                       ISSUER          YES          FOR               FOR
EUR 158,500.00 to the Members of Supervisory Board

PROPOSAL #O.5: Authorize the Executive Committee to                        ISSUER          YES          FOR               FOR
Buy Back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 153.00, minimum sale price: EUR
51.00 maximum number of shares to be acquired: 5% of
the share capital, i.e. 150,998 shares, maximum funds
 invested in the share Buybacks: EUR 23,102,694.00;
[Authority expires for a 18-month period], this
authorization cancels, with immediate effect of the
authorization granted by the shareholder's meeting of
 23 MAY 2008

PROPOSAL #E.6: Authorize the Executive Committee the                       ISSUER          YES          FOR               FOR
necessary powers to increase the capital, on 1 or
more occasions, in France and or abroad, by a maximum
 amount of EUR 2,415,972.00, by issuance, of ordinary
 shares and or any others securities, giving access
the share capital of the Company or giving right to
debt securities; [Authority expires for a 26-month
period]; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.7: Authorize the Executive Committee, in                       ISSUER          YES        AGAINST           AGAINST
favour of Employees and Corporate Officers of the
Company and of the French and Foreign Companies
related to it, options giving the right either to
subscribe for new shares in the Company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 5% of the
share capital, i.e. 150,998 shares; [Authority
expires for a 38-month period]; this delegation of
powers supersedes the fraction unused of any and all
earlier delegations to the same effect; to take all
necessary measures and accomplish all necessary

PROPOSAL #E.8: Authorize the Executive Committee to                        ISSUER          YES          FOR               FOR
increase the share capital, or 1 or more occasions,
by issuance of shares or securities giving access to
the share capital, in favour of the Member of the
Group Savings Plan; [Authority expires for a 26-
month]; the period and for a nominal amount that
shall not exceed 5% of the capital, i.e. 150,998
shares; to take all necessary measures and accomplish
 all necessary formalities

PROPOSAL #E.9: Grant full powers to bearer of an                           ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GUYENNE ET GASCOGNE SA, BAYONNE
  TICKER:                N/A             CUSIP:     F47103118
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approval of the parent Company                              ISSUER          YES          FOR               FOR
financial statements for the year: the general
meeting, having taken note of the Management Board's
report, the observations made by the Supervisory
Board, the report of the Chairman of the Supervisory
Board and the Statutory Auditors' reports, approves:
the parent Company financial statements for the YE 31
 DEC 2008 [balance sheet, income statement and notes]
 as presented, with EUR 94,740,620 in net income, the
 transactions recorded in these financial statements
or summarized in these reports. More specifically,
the general meeting approves the total amount
[indicated in the Management Board's report] of
spending and expenses covered under Article 39-4 of
the general French Tax Code [Code general des
impost], as well as the corresponding tax.

PROPOSAL #O.2: Approval of the consolidated financial                      ISSUER          YES          FOR               FOR
 statements for the year: the general meeting, having
 taken note of the Management Board's report, the
observations made by the Supervisory Board and the
Statutory Auditors' report on the consolidated
financial statements, approves: the consolidated
financial statements for the YE 31 DEC 2008 [balance
sheet, income statement and notes], as presented,
with EUR 31,775,000 in net income, the transactions
recorded in these financial statements or summarized
in these reports.

PROPOSAL #O.3: Approval of regulated agreements: the                       ISSUER          YES          FOR               FOR
general meeting, having taken note of the Special
Statutory Auditors' report on the agreements
stipulated in Article L. 225-86 of the French
Commercial Code, and giving its decision on this
report, declares that it approves the terms thereof.

PROPOSAL #O.4: Approval of a regulated commitment                          ISSUER          YES          FOR               FOR
made to the Chairman of the Management Board: ruling
on the Special Statutory Auditors' report on
regulated agreements and commitments, as presented,
the general meeting approves the commitment made by
the Company to Mr. Bertrand de Montesquiou, Chairman
of the Management Board, corresponding to a severance
 benefit that may be payable when he retires from his
 office. This allowance is set at 0.5 months of the
previous annual compensation for the office for each
year present within the Company, capped at 1 year's
compensation, subject to compliance with the
performance criteria set and overseen by the
Supervisory Board.

PROPOSAL #O.5: Approval of a regulated commitment                          ISSUER          YES          FOR               FOR
made to a Management Board Member: ruling on the
Special Statutory Auditors' report on regulated
agreements and commitments, as presented, the general
 meeting approves the commitment made by the Company
to Mr. Jean Boutsoque, Chief Executive Officer,
corresponding to a severance benefit that may be
payable when he retires from his office. This
allowance is set at 0.5 months of the previous annual
 compensation for the office for each year present
within the Company, capped at 1 year's compensation,
subject to compliance with the performance criteria
set and overseen by the Supervisory Board.

PROPOSAL #O.6: Approval of a regulated commitment                          ISSUER          YES          FOR               FOR
made to a Management Board Member: ruling on the
Special Statutory Auditors' report on regulated
agreements and commitments, as presented, the general
 meeting approves the commitment made by the Company
to Mr. Marc Leguillette, Company Secretary,
corresponding to a severance benefit that may be
payable when he retires from his office. This
allowance is set at 0.5 months of the previous annual
 compensation for the office for each year present
within the Company, capped at 1 year's compensation,
subject to compliance with the performance criteria
set and overseen by the Supervisory Board.

PROPOSAL #O.7: Appropriation of income: the general                        ISSUER          YES          FOR               FOR
meeting approves the appropriation of income proposed
 by the Management Board as specified. As decided by
the Management Board on 20 MAY 2008, an interim
dividend of EUR 9 per share has already been paid
out. The balance on the dividend represents EUR 3.80
for each of the 6,768,335 shares outstanding at 31
DEC 2008, with this dividend to be paid out on 29 MAY
 2009. The total amount distributed, for individual
shareholders domiciled in France for tax purposes, is
 eligible for the 40% rebate set out under Article
158-3-2 of the general French Tax Code. The sums
corresponding to dividends not paid out relative to
shares held as treasury stock will be allocated to
retained earnings. As required under French Law,
shareholders are reminded that the dividends paid out
 over the last 3 financial years as specified.

PROPOSAL #O.A: PLEASE NOTE THIS RESOLUTION IS A                            ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: payment of an exceptional
dividend proposed by a shareholder, Tocqueville
Finance 8, rue Lamennais, 75008 Paris, France, and
not approved by the Management Board: The general
meeting, ruling under the quorum and majority
conditions required for OGM, resolves to pay
Shareholders an exceptional dividend of EUR 3.8 per
share, representing a total of EUR 25,719,673. As
such, retained earnings would represent EUR
1,177,274. This exceptional dividend is to be paid

PROPOSAL #O.8: Authorization for the Company to                            ISSUER          YES        AGAINST           AGAINST
purchase treasury stock: the general meeting, having
taken note of the Management Board's report,
authorizes the Management Board, pursuant to Articles
 L. 225-209 et sequence of the French Commercial
Code, to buy Company shares over an 18 month period
representing up to 5% of the current share capital,
i.e. 338,416 shares, in one or more transactions at
the times that it deems relevant. This authorization
cancels and replaces the authorization given to the
Management Board at the OGM on 21 MAY 2008.
Acquisitions may be carried out with a view to:
canceling any shares acquired, keeping the shares
purchased and issuing them again subsequently in
exchange or as payment for external growth
operations, it being understood that shares acquired
in this way may not exceed 5% of the Company's share
capital. Such purchases may be made by any means,
including the acquisition of blocks of securities,
and at the times deemed necessary by the Management
Board, including during a public offering period,
within the limits of stock market regulations,
however, the Company does not intend to make any use
of derivatives. The maximum purchase price has been
set at EUR 90 per share. In the event of an operation
 on the share capital, notably a stock split or
consolidation or the free allocation of shares, the
aforementioned price will be adjusted in the same
proportions [investment multiplier equal to the ratio
 between the number of shares making up the capital
before the transaction and the number of shares after
 the transaction]. In this way, the maximum par
amount for such transactions is set at EUR
30,457,440. The general meeting gives full powers to
the Management Board to perform such operations,
define the corresponding terms and conditions, enter
into any agreements required and perform all

PROPOSAL #E.9: Authorization to reduce the share                           ISSUER          YES          FOR               FOR
capital in connection with a share buyback program:
the general meeting, ruling on an extraordinary basis
 and having taken note of the Management Board's
report and the Statutory Auditors' report: authorizes
 the Management Board to cancel, on its decisions
alone and in one or more transactions for up to 5% of
 the capital, calculated on the day of the
cancellation decision, after deducting any shares
cancelled during the previous 24 months, any shares
that the Company may hold further to buyback
transactions carried out as per Article L. 225-209 of
 the French Commercial Code, and to reduce the share
capital accordingly, pursuant to the legal and
regulatory provisions in force; Sets the validity of
the present authorization for a period of 24 months
as of the date of the present meeting, i.e. through
to 20 MAY 2011; gives the Management Board full
powers to carry out the transactions required for
such cancellations and the corresponding reductions
in the share capital, to amend the Company bylaws
accordingly and to perform all formalities.

PROPOSAL #E.B: PLEASE NOTE THAT THIS RESOLUTION IS A                       ISSUER          YES          FOR             AGAINST
SHAREHOLDER PROPOSAL: Removal of Sections 2 and 3
from Article 34 of the Bylaws relative to the
awarding of double voting rights: amendment of
Article 34 proposed by a shareholder, Amber Capital
Investment Management, 153 East 53rd Street [57th
floor], Citigroup Center, New York, NY 10022, USA,
and not approved by the Management Board: the general
 meeting decides to remove Sections 2 and 3 from
Article 34 of the Bylaws concerning the allocation of
 double voting rights and to replace the current
Article 34 of the bylaws as specified.

PROPOSAL #E.10: The general meeting gives the                              ISSUER          YES          FOR               FOR
Management Board full powers for performing all
filing and disclosure formalities.

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GVK POWER & INFRASTRUCTURE LTD, NEW DELHI
  TICKER:                N/A             CUSIP:     Y2962K118
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, pursuant to the                       ISSUER          YES        AGAINST           AGAINST
provisions of Section 16, 94 and other applicable
provisions, if any, of the Companies Act, 1956
[including any Statutory modification or re-enactment
 thereof for the time being in force] consent of the
Shareholders to increase the authorized share capital
 of the Company from INR 177,25,00,000 divided into
177,25,00,000 equity shares of INR 1 each to INR
250,00,000,000 divided into 250,00,00,000 equity
shares of INR 1 each, and authorize Mr. G. V. Kirshna
 Reddy, Chairman & Managing Director, Mr. Sanjay
Reddy, Director, Mr. A. Issac George, Director &
Chief Financial Officer and Mr. P. V. Rama Seshu,
Company Secretary of the Company to do all such acts,
 deeds and things as may be necessary for giving
effect to this resolution

PROPOSAL #2.: Authorize the Company, pursuant to the                       ISSUER          YES        AGAINST           AGAINST
provisions of Section 16, 94 and other applicable
provisions, if any, of the Companies Act, 1956
[including any statutory modification thereof for the
 time being in force], to amend the Memorandum of
Association of the Company as specified,; authorize
Mr. G. V. Krishna Reddy, Chairman & Managing
Director, Mr. Sanjay Reddy, Director Mr. A Issac
George, Director & Chief Financial Officer and Mr. P.
 V. Rama Seshu, Company Secretary of the Company to
do all such acts, deeds and things as may be
necessary for giving effect to this resolution

PROPOSAL #S.3: Authorize the Board, pursuant to the                        ISSUER          YES        AGAINST           AGAINST
provisions of Section 81[A] and other applicable
provisions, if any, of the Companies Act, 1956
[including any amendments thereto or re-enactment
thereof], the provisions of Chapter XIII-A of the
SEBI [Disclosure and Investor Protection] Guidelines
2000, as amended from time to time, [DIP Guidelines]
and the provisions of the Foreign Exchange Management
 Act, 2000, Foreign Exchange Management [Transfer or
issue of Security by a Person Resident Outside India]
 Regulations, 2000, as amended from time to time, and
 such other statues, notifications, clarifications,
circulars, rules and regulations as may be applicable
 and relevant, as amended from time to time and
issued by the Government of India [the GOI] the
Reserve Bank of India [the RBI], the Foreign
Investment Promotion Board [the FIPB], the Securities
 and Exchange of India [the SEBI], Stock Exchanges
and any other appropriate authorities, institutions
or bodies, as may be applicable and in accordance
with the enabling provisions of the Memorandum and
Articles of Association of the Company and the
Listing Agreements entered into by the Company with
each of the Stock Exchange where the equity shares of
 the company are listed, and subject to such
approvals, consents, permission, and sanctions, if
any, of the GOI, RBI FIPB, SEBI Stock Exchange and
any other appropriate authorities, institutions or
bodies, as may be necessary and subject to such
conditions as may be prescribed by and of them while
granting any such approval, consent, permission,
and/or sanction, which may be agreed/accepted to by
the Board of Directors [hereinafter referred to as
the Board which shall be deemed to included any
committee thereof, constituted or to be constituted
to exercise its powers] consent of the shareholders
in its absolute discretion, to create, offer, issue,
and allot, from time to time, in 1 or more tranches,
equity shares, of the Company Equity Shares and/or
any instruments or securities representing equity
shares and/or convertible into equity shares, either
at the option of the Board or holder thereof,
[hereinafter collectively referred to as specified
Securities within the meaning of SEBI DIP
Guidelines], or any combination thereof, not
exceeding INR 2500 crores [with an option to retain
up to INR 500 crores from the excess subscriptions
received] inclusive of premium that may be finalized
by the Board to Qualified institutional Buyers [as
defined by the DIP Guidelines] [QIBs] pursuant to a
Qualified Institutions finalized by the Board to
Qualified Institutional placement, as provided under
Chapter XIII-A of the SEBI DIP Guidelines at such
price being not less than the price determined in
accordance with the pricing formula of the
aforementioned SEBI DIP Guidelines and such issue and
 allotment to be made on such terms and conditions as
 may be decided by the Board at the time of issue or
allotment of the specified securities; and to issue
and allot such number of specified securities or as

PROPOSAL #S.4: Authorize the Board, pursuant to the                        ISSUER          YES        AGAINST           AGAINST
provisions of Section 81[1A], and all other
applicable provisions, if any, of the Companies Act,
1956 [including any statutory modification[s] or re-
enactment thereof, for the time being in force] and
in accordance with the enabling provisions of the
Memorandum and Articles of Associations of the
Company, the provisions of Chapter XIII of the SEBI
[Disclosure and Investors Protection] Guidelines
2000, as amended from time to time, [DIP Guidelines]
Rules/Regulations/Guidelines, if any, prescribed by
the Securities and Exchange Board of India and/or any
 other regulatory authority, the Listing agreements
entered into by the company with the Stock Exchanges
where the shares of the company are listed and
subject to such of the approval[s], consent[s],
permission[s] and/or sanction[s], if any, of the
appropriate authorities, institutions or bodies as
may be required, and subject to such conditions as
may be prescribed by any of them while granting any
such approval[s], consent[s], permission[s], and/or
Sanction[s], and which may be agreed to by the Board
of Directors of the Company [hereinafter called the
Board which term shall be deemed to include any
committee which the Board may have constituted or
hereinafter constitute to exercise its powers
including the powers conferred by this resolution],
to create, offer, issue and allot, from time to time,
 in one or more tranches, warrants entitling the
holders[s] thereof to subscribe, from time to time,
the equity shares of the Company [hereinafter
referred as the Warrant] to the promoters/promoter
group, whether or not they are Members of the
Company, under a preferential issue through documents
 or in such manner and on such terms and conditions
as may be determined by the Board in its absolute
discretion, provided that the aggregate number of
resultant equity shares of the company to be issued
against warrant shall not exceed 30,00,00,000 fully
paid equity shares of the face value of INR 1 each;
the warrant shall be issued at a price [the Warrant
Issue Price] that will be subject to a minimum price
[the Floor Price] as determined in accordance with
Chapter XIII of the DIP Guidelines and the relevant
date for the purpose of determination of the Floor
Price shall be 30 days prior to the date of EGM, in
the event the Company undertakes a qualified
institutions placement of its equity shares in terms
of Chapter XIIIA of the DIP Guidelines [the QIP] and
determines the issue price of equity shares pursuant
to such a QIP [the QIP Issue Price] before the issue
of Warrants as aforesaid, then the promote/promoter
group may, in their discretion, choose to exercise
the Warrants at a price that is at or above the floor
 price; the resultant equity shares to be issued and
allotted upon exercise of right to the warrants in
terms of this resolution shall be rank pari passu in
all respects with the then existing equity shares of
the Company including with respect to dividend and be
 listed on Stock Exchange where the equity shares of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GVT HOLDING SA, CURITIBA
  TICKER:                N/A             CUSIP:     P5145T104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Receive the administrators' accounts,                        ISSUER          YES          FOR               FOR
to examine, discuss and vote on the financial
statements accompanied by the Independent Auditors
report regarding the FY ending 31 DEC 2008

PROPOSAL #B.: Approve to set the total annual                              ISSUER          YES          FOR               FOR
remuneration for the Members of the Board of
Directors elected and for the Executive Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                GZI REAL ESTATE INVESTMENT TRUST
  TICKER:                N/A             CUSIP:     Y2971R104
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Audited financial                                ISSUER          YES          FOR               FOR
statements of GZI REIT together with the Auditor's
report for the YE 31 DEC 2008

PROPOSAL #2.: Appoint the Auditors of GZI REIT and                         ISSUER          YES          FOR               FOR
the fixing of their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                H&R WASAG AG, SALZBERGEN
  TICKER:                N/A             CUSIP:     D34136115
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and annual report, the report pursuant to
 Sections 289[4] and 315[4] of the German Commercial
Code, and the proposal on the appropriation of the
distributable profit

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 11,989,244.80 as follows:
 Payment of a dividend of EUR 0.40 per share Ex-
dividend and payable date: 29 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: SUSAT & PARTNER OHG, Hamburg

PROPOSAL #6.: Authorization to acquire own shares,                         ISSUER          NO           N/A               N/A
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, at prices no t
deviating more than 10% from the market price, on or
before 27 NOV 2010. the Board of Managing Directors
shall be authorized to dispose of the shares in a
manner other than the stock exchange or a rights
offering if the shares a re sold at a price not
materially below their market price, to use the
shares for acquisition purposes or to satisfy
conversion and option rights, as well as to retire

PROPOSAL #7.: Amendment to the Article of Association                      ISSUER          NO           N/A               N/A
 in connection with the Shareholder Rights Directive
Implementation Law (ARUG) Section 18[4] shall be
amended in respect of shareholders issuing proxy
voting instructions in textual form, proof of which
may be transmitted to the Company by electronic means

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAFSLUND ASA, OSLO
  TICKER:                N/A             CUSIP:     R28315118
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of meeting and elect the                             ISSUER          YES          FOR               FOR
Chairman of the AGM

PROPOSAL #2.: Approve the registration of                                  ISSUER          YES          FOR               FOR
shareholders attending the meeting

PROPOSAL #3.: Approve the notice and agenda                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect 2 shareholders to sign the AGM                         ISSUER          YES          FOR               FOR
minutes in addition to the Chairman of the meeting

PROPOSAL #5.: Approve to review the annual financial                       ISSUER          YES          FOR               FOR
statements and the report of the Board of Directors
for 2008

PROPOSAL #6.: Adopt the annual financial statements                        ISSUER          YES          FOR               FOR
and the report of the Board of Directors for 2008

PROPOSAL #7.: Amend the Hafslund's Articles of                             ISSUER          YES          FOR               FOR
Association and guidelines for the Nomination

PROPOSAL #8.: Authorize the Board to acquire the                           ISSUER          YES        AGAINST           AGAINST
Company's own shares

PROPOSAL #9.: Approve the Board's statement on the                         ISSUER          YES        AGAINST           AGAINST
stipulation of salaries and other remuneration for
Senior Executives

PROPOSAL #10.: Elect the Members of the Board                              ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the remuneration for the Board                      ISSUER          YES          FOR               FOR
 Members and Deputy Board Members

PROPOSAL #12.: Elect the Members and Chairman of the                       ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #13.: Approve to determine the remuneration                       ISSUER          YES          FOR               FOR
for the Members of the Nomination Committee

PROPOSAL #14.: Approve the Auditor's remuneration                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAKON INVEST AB
  TICKER:                N/A             CUSIP:     W4248R109
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Meeting is opened                                            ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect Lawyer Claes Beyer as the                              ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of Secretary and two minutes-                       ISSUER          NO           N/A               N/A
checkers to attest the minutes jointly with the
Chairman

PROPOSAL #6.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #7.: Report on the operations of the Company                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Report on the work and performance of                        ISSUER          NO           N/A               N/A
the Board and its Committees

PROPOSAL #9.: Presentation of the the annual report                        ISSUER          NO           N/A               N/A
and the Auditors' report and the consolidated
financial statements and the consolidated Auditors'
report

PROPOSAL #10.: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and the consolidated income statement and
balance sheet

PROPOSAL #11.: Approve a dividend of SEK 5.00 per                          ISSUER          YES          FOR               FOR
common share; 27 APR 2009 as the record date for
receiving the dividend; payment of the dividend is
expected to be made via VPC AB on 30 APR 2009

PROPOSAL #12.: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Board of Directors and of the President from
liability for the FY

PROPOSAL #13.: Receive the report on the work of the                       ISSUER          NO           N/A               N/A
Nomination Committee

PROPOSAL #14.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members at 7 [unchanged]

PROPOSAL #15.: Approve that the total fees to the                          ISSUER          YES          FOR               FOR
Board shall be unchanged from the previous year, this
 amounting to a total fees of SEK 1,980,000 of which
SEK 550,000 is to be paid to the Chairman of the
Board, SEK 330,000 to the Deputy Chairman and SEK
220,000 to each of the other Members elected by the
meeting; and the total fees for committee work remain
 unchanged from the previous year; such that a
provision of SEK 325,000 is made for Committee work;
for 2009 fees are distributed as follows: for work in
 the Investment Committee, remuneration is to be paid
 in a total amount of SEK 100,000, representing a
payment of SEK 25,000 to each of the members,
including the Chairman; this reduces the Chairman fee
 by SEK 25,000 compared with the previous year; for
work in the Audit Committee, remuneration is to be
paid in a total amount of SEK 100,000, of which SEK
75,000 is to be paid to the Chairman and SEK 25,000
to the other Member; and this increases the
Chairman's fee by SEK 25,000 compared with the
previous year; for work in the Remuneration
Committee, a total of SEK 50,000 is to be paid, or
SEK 25,000 for each Member; an amount of SEK 75,000
is reserved in order to facilitate the election of up
 to 3 more Directors in the Committees or establish
further committees within the Board; and the fees to
the Auditors be as per approved invoice

PROPOSAL #16.: Re-elect Messrs. Lars Otterbeck,                            ISSUER          YES          FOR               FOR
Cecilia Daun Wennborg, Anders Fredriksson, Thomas
Strindeborn, Jan-Olle Folkesson, Jan Olofsson and
Magnus Moberg as the Board Bembers; and re-elect Mr.
Lars Otterbeck as the Chairman of the Board

PROPOSAL #17.: Approve the decisions regarding the                         ISSUER          YES          FOR               FOR
Nomination Committee as specified

PROPOSAL #18.: Approve the specified guidelines for                        ISSUER          YES        AGAINST           AGAINST
the remuneration to the Senior Executives

PROPOSAL #19.: Approve the 2009 share related                              ISSUER          YES        AGAINST           AGAINST
incentive programs and the transfer of the Company's
own shares as specified

PROPOSAL #20.: Authorize the Board to acquire on 1 or                      ISSUER          YES          FOR               FOR
 more occasions during the period leading up to the
next AGM a maximum of 43,500 common shares in the
Company; the acquisitions shall be made on the NASDAQ
 OMX Stockholm exchange at a price within the
registered price interval at any given time; that is,
 between the highest bid price and the lowest ask
price; repurchase may not occur until after the date
of allotment of rights under the programs; that is,
no earlier than 08 JUN 2009

PROPOSAL #21.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #22.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HARRY WINSTON DIAMOND CORP
  TICKER:                N/A             CUSIP:     41587B100
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Matthew W. Barrett as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.2: Elect Mr. Thomas M. Boehlert as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.3: Elect Ms. Micheline Bouchard as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.4: Elect Mr. Robert A. Gannicott as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.5: Elect Mr. Noel Harwerth as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.6: Elect Mr. Daniel Jarvis as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Mr. Laurent E. Mommeja as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.8: Elect Mr. Thomas J. O'Neill as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.9: Elect Mr. J. Roger B. Phillimore as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.: Re-appoint KPMG LLP, Chartered                               ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Corporation and
authorize the Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HAVAS, 2 ALLEE DE LONGCHAMP SURESNES
  TICKER:                N/A             CUSIP:     F47696111
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.4: Approve the attendance allowances for                       ISSUER          YES          FOR               FOR
the 2009 FY

PROPOSAL #O.5: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code:
Reclassification of the participation in the ECCD
Company

PROPOSAL #O.6: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code: Commitment
to transfer the BSAAR

PROPOSAL #O.7: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code: agreements
concluded regarding prior years, whose performance
has continued into the 2008 year

PROPOSAL #O.8: Approve to renew Mr. Fernando Rodes                         ISSUER          YES          FOR               FOR
Vila's mandate as a Board Member

PROPOSAL #O.9: Appoint Mrs. Veronique Morali as a                          ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide a share capital increase, by issuing, with
maintenance of preferential subscription rights,
shares and/or securities, giving access to the
capital and to decide the issue of securities giving
right to the allocation of debt securities

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, within the limit of 10%,
on remuneration of contributions in kind on equity
securities or securities, giving access to the capital

PROPOSAL #O.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
premiums, reserves, profits, or other

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital for the benefit of the
Members of a Company savings plan

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital for the benefit of a
category of beneficiaries

PROPOSAL #E.15: Grant power for formalities                                ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEADLAM GROUP PLC
  TICKER:                N/A             CUSIP:     G43680100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept financial statements                       ISSUER          YES        AGAINST           AGAINST
and the statutory reports

PROPOSAL #2.: Approve the final dividend of 14.10                          ISSUER          YES          FOR               FOR
Pence per ordinary share

PROPOSAL #3.: Re-elect Mr. Steve Wilson as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. Mike O'Leary as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-appoint KPMG Audit plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #6.: Authorize the Board to fix remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #7.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #8.: Grant authority to issue of equity or                        ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 1,122,500

PROPOSAL #S.9: Grant authority, subject to the                             ISSUER          YES          FOR               FOR
passing of Resolution 8, to issue of equity or
equity-linked securities without pre emptive rights
up to aggregate nominal amount of GBP 213,000

PROPOSAL #S.10: Grant authority 12,467,000 ordinary                        ISSUER          YES          FOR               FOR
shares for market purchase

PROPOSAL #S.11: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings[other than AGMs] on 14 days' clear notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEIJMANS NV
  TICKER:                N/A             CUSIP:     N3928R157
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Announcements                                                ISSUER          NO           N/A               N/A

PROPOSAL #3.A: Information about the 2008 annual                           ISSUER          NO           N/A               N/A
report provided by the Executive Board

PROPOSAL #3.B: Information about the strategy and                          ISSUER          NO           N/A               N/A
financial restructuring update provided by the
Executive Board

PROPOSAL #3.C: Discussion of the report of the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.A: Adopt the 2008 financial statements                         ISSUER          YES          FOR               FOR

PROPOSAL #4.B: Information about the reserve and                           ISSUER          NO           N/A               N/A
dividend policy

PROPOSAL #4.C: Approve the appropriation for the 2008                      ISSUER          YES          FOR               FOR
 FY

PROPOSAL #4.D: Grant discharge the Members of the                          ISSUER          YES          FOR               FOR
Executive Board of liability in respect of their
Management in 2008

PROPOSAL #4.E: Grant discharge the Members of the                          ISSUER          YES          FOR               FOR
Supervisory Board of liability in respect of their
Supervision in 2008

PROPOSAL #5.: In accordance with the practice of                           ISSUER          NO           N/A               N/A
retirement by rotation, Prof. N.H. Douben, Member of
the Supervisory Board of Heijmans N.V. since MAY
1996, is due to stand down, Mr. Douben is not
eligible for reappointment

PROPOSAL #6.A: Information about the issue of                              ISSUER          NO           N/A               N/A
ordinary shares and depositary receipts for ordinary
shares, as announced by Heijmans N.V. on 29 APR 2009,
 Heijmans N.V. intends to strengthen the
shareholders' equity of Heijmans N.V., through the
issue of ordinary shares and depositary receipts for
ordinary shares equal to an effective amount of EUR

PROPOSAL #6.B: Approve the issue of shares, exclusion                      ISSUER          YES          FOR               FOR
 of preferential subscription rights, amendment I of
the Articles of Association of Heijmans N.V.

PROPOSAL #7.: Approve the proposed Articles of                             ISSUER          YES          FOR               FOR
Association Amendment II concerns a number of changes
 in laws and regulations and the inclusion in the
Articles of Association of a statutory
indemnification from claims for the Members of the
Executive Board and the Supervisory Board

PROPOSAL #8.: Authorize the Executive Board for a                          ISSUER          YES          FOR               FOR
period of 18 months, from 27 MAY 2009, for the
Company to acquire ordinary shares and financing
preference shares B in its own capital by purchasing
them on the stock exchange or otherwise, it is
proposed that the authorization be limited to 10% of
the issued share capital and that the shares can be
acquired by the Company at a price between face value
 and 110% of the average of the closing prices of the
 last 5 trading days before the date of purchasing
the ordinary shares and between face value and 110%
of the issue price for financing preference shares B,
 the term 'shares' includes depositary receipts for

PROPOSAL #9.A: Approve, without prejudice to the                           ISSUER          YES        AGAINST           AGAINST
provisions of Agenda Item 6b, it is proposed that the
 nomination of the Executive Board as the competent
body to resolve to issue and/or grant rights to
acquire shares with the approval of the Supervisory
Board be extended by a period of 18 months from 27
MAY 2009, the powers of the Executive Board with
regard to the issue of ordinary and financial
preference B shares are limited to 10% of the issued
share capital on the date of issue, plus 10% if the
issue takes place as part of a merger or acquisition,
 the powers of the Executive Board to resolve to
issue preference shares covers all preference shares
in the authorized capital, now or at some future
time, without prejudice to the provisions of Article
6 of the Articles of Association

PROPOSAL #9.B: Approve the extension of the                                ISSUER          YES        AGAINST           AGAINST
nomination of the Executive Board as the competent
body to restrict or rule out preferential rights of
subscription to ordinary shares and financing
preference shares B, with the approval of the Board
of Supervisory Directors for a period of 18 months
from 27 MAY 2009, if those shares are issued under
the powers referred to under a), this proposal is
also submitted without prejudice to the provisions of
 Agenda Item 6b

PROPOSAL #10.: Any other business and closure                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC DUTY FREE SHOPS SA, ATTICA
  TICKER:                N/A             CUSIP:     X1890Z107
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual Company and                               ISSUER          NO           N/A               N/A
Consolidated financial statements for the FY 2008 [01
 JAN 2008 - 31 DEC 2008] following the reading of the
 reports of the Board of Directors and the Chartered
Auditor for the FY of 2008

PROPOSAL #2.: Approve the appropriation of profits                         ISSUER          NO           N/A               N/A
for the FY 2008 and the dividend distribution to the
shareholders

PROPOSAL #3.: Approve the waiver of liability of the                       ISSUER          NO           N/A               N/A
Board of Directors and the Chartered Auditor for the
FY 2008

PROPOSAL #4.: Elect a Regular and a Deputy Chartered                       ISSUER          NO           N/A               N/A
Auditor for the FY 2009

PROPOSAL #5.: Amend the Articles 6, 8, 9, 13, 14, 17,                      ISSUER          NO           N/A               N/A
 21, 23, and 33 of the Company's Articles of
Incorporation

PROPOSAL #6.: Approve the announcement of election of                      ISSUER          NO           N/A               N/A
 a temporary Member of the Board of Directors in
replacement of 1 deceased Member

PROPOSAL #7.: Elect the new Members of the Board of                        ISSUER          NO           N/A               N/A
Directors due to the end of the current Board of
Director's service

PROPOSAL #8.: Elect the Members of the Audit                               ISSUER          NO           N/A               N/A
Committee according to Article 37 Law 3693/2008

PROPOSAL #9.: Approve the Share Buyback Scheme                             ISSUER          NO           N/A               N/A
according to the Article 16 paragraph 5 of the Law
2190/1920 and update on the Share Buyback Scheme for
the period from 06 OCT 2008 to 12 JUN 2009

PROPOSAL #10.: Approve the Company guarantees in                           ISSUER          NO           N/A               N/A
favor of the subsidiaries Hellenic Distributions S.A.
 Links of London Ltd., Elmec Sport S. ., Factory
Outlet Airport S.A., up to the total amount of 50

PROPOSAL #11.: Approve the remuneration or                                 ISSUER          NO           N/A               N/A
compensation for the Members of the Board of
Directors paid during 2008 and pre-approval of
remuneration and compensation for the FY 2009

PROPOSAL #12.: Authorize the Members of the Board of                       ISSUER          NO           N/A               N/A
Directors and the Management of the Company to
participate in the Board of Directors or in the
Management of other related companies which have the
same activities with the Company, pursuant to Article
 23 paragraph 1 Law 2190/20

PROPOSAL #13.: Various announcements and decisions                         ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC EXCHANGES SA HOLDING CLEARING SETTLEMENT
  TICKER:                N/A             CUSIP:     X3247C104
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial report of the 8th                      ISSUER          NO           N/A               N/A
 01 JAN 2008 31 DEC 2008 which includes the annual
financial statements of the eighth 8th FY 01 JAN 2008
 31 DEC 2008 together with the relevant reports by
the Board of Directors and them Auditors

PROPOSAL #2.: Approve to distribute the profits for                        ISSUER          NO           N/A               N/A
the 8th 01 JAN 2008 31 DEC 2008

PROPOSAL #3.: Approve the exemption of the Members of                      ISSUER          NO           N/A               N/A
 the Board of Directors and the Chartered Auditors
from any liability for their Management of the 8th FY
 01 JAN 2008 31 DEC 2008

PROPOSAL #4.: Approve the compensation of the Members                      ISSUER          NO           N/A               N/A
 of the Board of Directors for the 8th FY 01 JAN 2008
 31 DEC 2008 , in accordance with Article 24
paragraph 2 of codified law 2190/1920, as it applies

PROPOSAL #5.: Approve the pre approval of the                              ISSUER          NO           N/A               N/A
remuneration of the Members of the Board of Directors
 for the next, ninth 9th, FY 2009 01 JAN 2009 31 DEC
2009

PROPOSAL #6.: Appoint the regular and substitute                           ISSUER          NO           N/A               N/A
Chartered Auditors for the 9th FY 2009 01 JAN 2009 31
 DEC 2009, and approval of their remuneration.

PROPOSAL #7.: Approve the reduction of the share                           ISSUER          NO           N/A               N/A
capital in the amount of EUR 6,396,250 through the
reduction of the total number of shares from
70,485,563 to 65,368,563 common registered shares,
due to the cancellation of the 5,117,000 shares in
treasury stock, in accordance with Article 16 of
codified law 2190/1920, as it applies

PROPOSAL #8.: Approve the reduction of the shares                          ISSUER          NO           N/A               N/A
capital in the amount of eur9,805,284.45 through a
reduction in the par value of each share by EUR 0.15,
 and payment of this amount to shareholders

PROPOSAL #9.: Amend the Article 5 of the Articles of                       ISSUER          NO           N/A               N/A
Association concerning the share capital

PROPOSAL #10.: App the share distribution program to                       ISSUER          NO           N/A               N/A
executives of the Company and associated with it
companies, based on par 5 of Article 42E of codified
Law 2190/1290, in the form of a Stock Option program,
 in accordance with Article 13 of codified Law
2190/1920, as it applies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC EXCHANGES SA HOLDING CLEARING SETTLEMENT
  TICKER:                N/A             CUSIP:     X3247C104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to reduce the share capital in                       ISSUER          NO           N/A               N/A
the amount of EUR 6,396,250 through the reduction of
the total number of shares from 70,485,563 to
65,368,563 common registered shares, due to the
cancellation of the 5,117,000 shares in treasury
stock, in accordance with Article 16 of codified law
2190/1920, as it applies

PROPOSAL #2.: Approve to reduce the shares capital in                      ISSUER          NO           N/A               N/A
 the amount of EUR 9,805,284.45 through a reduction
in the par value of each share by EUR 0.15 and
payment of this amount to shareholders

PROPOSAL #3.: Amend the Article 5 of the Articles of                       ISSUER          NO           N/A               N/A
Association concerning the share capital

PROPOSAL #4.: Approve to modify the share                                  ISSUER          NO           N/A               N/A
distribution program to executives of the Company and
 associated with it Companies, based on paragraph 5
of Article 42E of codified law 2190/1290, in the form
 of a stock option program, in accordance with
Article 13 of codified law 2190/1920, as it applies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HELLENIC EXCHANGES SA HOLDING CLEARING SETTLEMENT
  TICKER:                N/A             CUSIP:     X3247C104
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to reduce the share capital in                       ISSUER          NO           N/A               N/A
the amount of EUR 6,396,250 through the reduction of
the total number of shares from 70,485,563 to
65,368,563 common registered shares, due to the
cancellation of the 5,117,000 shares in treasury
stock, in accordance with Article 16 of Codified Law
2190/1920, as it applies

PROPOSAL #2.: Approve to reduce the shares capital in                      ISSUER          NO           N/A               N/A
 the amount of EUR 9,805,284.45 through a reduction
in the par value of each share by EUR 0.15 and
payment of this amount to shareholders

PROPOSAL #3.: Amend the Article 5 of the Articles of                       ISSUER          NO           N/A               N/A
Association concerning the share capital

PROPOSAL #4.: Approve to modify the share                                  ISSUER          NO           N/A               N/A
distribution program to executives of the Company and
 associated with it Companies, based on paragraph 5
of Article 42E of Codified Law 2190/1290, in the form
 of a stock option program, in accordance with
Article 13 of codified law 2190/1920, as it applies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENDERSON GROUP PLC, ST HELIER
  TICKER:                N/A             CUSIP:     G4474Y198
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the final dividend of 4.25                           ISSUER          YES          FOR               FOR
pence per ordinary share

PROPOSAL #4.: Re-elect Mr. Rupert Pennant-Rea as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Gerald Aherne as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Duncan Ferguson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Elect Mr. Andrew Formica as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Toby Hiscock as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #9.: Elect Mr. Tim How as a Director                              ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Mr. John Roques as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #11.: Reappoint Ernst Young LLP as the                            ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #12.: Authorize the Board to fix                                  ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #13.: Approve the Henderson Group Plc                             ISSUER          YES          FOR               FOR
Company Share Option Plan

PROPOSAL #14.: Approve the grants to eligible                              ISSUER          YES          FOR               FOR
employees under the UK CSOP of 9,955,000 Options and
US CSOP of 939,000

PROPOSAL #15.: Grant Authority to the issue of equity                      ISSUER          YES          FOR               FOR
 with Pre-emptive Rights under a general authority up
 to GBP 33,000,000 and an additional amount pursuant
to a Rights Issue of up to GBP 66,000,000 after
deducting any securities issued under the general

PROPOSAL #16.: Grant authority to the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities without Pre-emptive
Rights up to aggregate nominal amount of GBP 4,900,000

PROPOSAL #17.: Grant authority 75,000,000 Ordinary                         ISSUER          YES          FOR               FOR
Shares for market purchase

PROPOSAL #18.: Authorize the Company to enter into a                       ISSUER          YES          FOR               FOR
Contingent Purchase Contract with Credit Suisse
[Australia] Limited and Certain of its affiliates
providing for the purchase by the Company of
75,000,000 Ordinary Shares

PROPOSAL #19.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR
regarding sale of small holdings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HENDERSON TR PACIFIC INVESTMENT TRUST PLC
  TICKER:                N/A             CUSIP:     G90840102
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 financial statements for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Approve a final dividend of 2.40p per                        ISSUER          YES          FOR               FOR
share

PROPOSAL #4.: Elect Mrs. A. Mackesy as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #5.: Re-elect Mr. D. Brief as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #S.8: Authorize the Company, to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163 of the Companies Act 1985] of
issued ordinary share of 5p of up to 14.99% of the
Company's issued ordinary share capital at the date
of the AGM [equivalent to 24,201,565 ordinary shares
of 5p each] of 5p in the capital of the Company and
up to 105% of the average middle market quotations
for the shares derived from the London Stock Exchange
 Daily Official List, over the previous 5 business
days; the minimum price [exclusive of expenses] which
 may be paid for a share shall be 5p being the
nominal value per share;[Authority expires at the
conclusion of the next AGM of the Company]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HERA SPA, BOLOGNA
  TICKER:                N/A             CUSIP:     T5250M106
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the balance sheet as of 31 DEC                      ISSUER          NO           N/A               N/A
 2008, report on management, proposal of profits
allocation and Board of Auditors report, related and
consequential resolutions

PROPOSAL #A.2: Approve the renewal of the                                  ISSUER          NO           N/A               N/A
authorization to purchase own shares and terms of
disposal of them, consequential resolutions

PROPOSAL #E.1: Approve the merger project by                               ISSUER          NO           N/A               N/A
incorporation of Gastecnica Galliera Srl into Hera Spa

PROPOSAL #E.2: Approve the merger project by                               ISSUER          NO           N/A               N/A
incorporation of Hera Rete Moderna SRL into Hera SPA

PROPOSAL #E.3: Amend Article 7 and 17 of the                               ISSUER          NO           N/A               N/A
Corporate bylaws

PROPOSAL #E.4: Amend the Article 4, 16, 18 and 26 of                       ISSUER          NO           N/A               N/A
the Corporate bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HERALD INVESTMENT TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G4410F105
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors'                             ISSUER          YES        AGAINST           AGAINST
report, the annual accounts and the Auditors' Report
in respect of the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 1.55p per                        ISSUER          YES          FOR               FOR
share and a special dividend of 3.45p per share in
respect of the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. M. Boase as a Director of                       ISSUER          YES        AGAINST           AGAINST
the Company

PROPOSAL #5.: Re-elect Mr. C.M. Brendish as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint Ernst & Young LLP as                              ISSUER          YES          FOR               FOR
Independent Auditors to the Company to hold office
until the conclusion of the next AGM at which
accounts are laid before the Company

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Independent Auditors

PROPOSAL #S.8: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 166 of the Companies Act 1985 [the Act],
 to make market purchases [Section 163 of the Act] of
 up to 14.99% of the issued share capital of 25p each
 in the capital of the Company, at a minimum price of
 25p and up to 105% of the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days, any purchase of shares will be made
 in the market for cash at prices below the net asset
 value of shares; [Authority expires the conclusion
of the AGM of the Company to be held in 2010]; the
Company, before the expiry, may make a contract to
purchase shares which will or may be executed wholly
or partly after such expiry

PROPOSAL #S.9: Approve the new Articles of                                 ISSUER          YES          FOR               FOR
Association of the Company, is substitution for, and
to the exclusion of, the existing Articles of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HERITAGE OIL LIMITED, ST HELIER
  TICKER:                N/A             CUSIP:     G4509M102
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES          FOR               FOR
financial statements of the Company for the YE 31 DEC
 2008, together with the report of the Auditors

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES        AGAINST           AGAINST
report contained in the financial statements and
reports of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Gregory Turnbull as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Re-elect Mr. John McLeod as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. Salim Hassan Macki as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this AGM to the conclusion of the next
AGM

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #8.: Approve, the authority conferred on the                      ISSUER          YES        AGAINST           AGAINST
 Directors by Article 10.4 of the Articles of
Association of the Company shall be renewed for the
purpose the authorized allotment number shall be
85,000,000 ordinary shares of no par value, the non
pre-emptive number shall be 25,600,000 ordinary
shares of no par value and the allotment period shall
 be the period commencing on 18 JUN 2009 [Authority
expires earlier at the conclusion of the next AGM or
18 SEP 2010] and the Directors may, during such
allotment period, make offer or arrangements which
would or might require securities to be allotted or
sold after such expiry

PROPOSAL #S.9: Approve to change the name of the                           ISSUER          YES          FOR               FOR
Company to Heritage Oil plc and amend the Companys
Memorandum and Articles of Association to reflect
such change of name

PROPOSAL #S.10: Amend the Article 15.4[b] of the                           ISSUER          YES          FOR               FOR
Companys Articles of Association by deleting the word
 Relevant and replacing it with the word Record

PROPOSAL #S.11: Amend the Article 54 of the Companys                       ISSUER          YES          FOR               FOR
Articles of Association by deleting the first
sentence of that article in its entirety and
replacing it with the specified sentence; any AGM and
 EGM shall be called by 14 days notice in writing at

PROPOSAL #S.12: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HEXAGON AB, NACKA STRAND
  TICKER:                N/A             CUSIP:     W40063104
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Melker Schorling as a                        ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to check the                      ISSUER          NO           N/A               N/A
 minutes

PROPOSAL #6.: Determination of compliance with the                         ISSUER          NO           N/A               N/A
rules of convocation

PROPOSAL #7.: The Managing Director's report                               ISSUER          NO           N/A               N/A

PROPOSAL #8.a: Receive the annual report, the                              ISSUER          NO           N/A               N/A
Auditor's Report and the consolidated financial
statements and the Group Auditor's Report for the FY
2008

PROPOSAL #8.b: Statement by the Auditor regarding                          ISSUER          NO           N/A               N/A
whether the guidelines for remuneration to Senior
Executives, which have been in effect since the last
AGM, have been observed

PROPOSAL #8.c: The proposal of the Board of Directors                      ISSUER          NO           N/A               N/A
 for dividend and a related statement

PROPOSAL #9.a: Adopt the statement of income and the                       ISSUER          YES          FOR               FOR
balance sheet and the consolidated statement of
income and the consolidated balance sheet, all as per
 31 DEC 2008

PROPOSAL #9.b: Declare a dividend of SEK 0.50 per                          ISSUER          YES          FOR               FOR
share for the FY 2008; 11 MAY 2009 as record day for
the right to the cash dividend; if the AGM resolves
in accordance with the proposal, the dividend is
expected to be distributed by Euroclear Sweden AB
starting on Thursday 14 MAY 2009

PROPOSAL #9.c: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Board of Directors and the Managing Director

PROPOSAL #10.: Approve the number of members to be 5                       ISSUER          YES          FOR               FOR
and no deputy Members

PROPOSAL #11.: Approve the fees to the Board Members                       ISSUER          YES          FOR               FOR
shall unchanged be distributed as follows: SEK
650,000 to the Chairman of the Board and SEK 350, 000
 to each of the other Members selected at a general
meeting and not employed by the Company; remuneration
 for the committee work shall be distributed with SEK
 75,000 to the Chairman of the Remuneration Committee
 and SEK 50,000 to the Members of the Remuneration
Committee and with SEK 150,000 to the Chairman of the
 Audit Committee and SEK 100,000 to the Members of
the Audit Committee; the Auditor shall be remunerated
 according to the agreement

PROPOSAL #12.: Re-elect Messrs. Melker Schorling, Ola                      ISSUER          YES          FOR               FOR
 Rollen, Mario Fontana,Ulf Henriksson and Gun Nilsson
 as the Board Members; elect Mr. Melker Schorling as
the Chairman of the Board

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: elect the Members of the Nomination
Committee as specified

PROPOSAL #14.: Approve the guidelines for                                  ISSUER          YES        AGAINST           AGAINST
remuneration to Senior Executives as specified

PROPOSAL #15.: Approve the issue in kind as specified                      ISSUER          YES          FOR               FOR

PROPOSAL #16.: Approve the transfer of the Company's                       ISSUER          YES          FOR               FOR
own shares, as specified

PROPOSAL #17.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
resolve on the acquisition and transfer of the
Company's own shares as specified

PROPOSAL #18.: Approve the conditional amendment of                        ISSUER          YES          FOR               FOR
the Articles of Association as specified

PROPOSAL #19.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HIGHWEALTH CONSTRUCTION CORP
  TICKER:                N/A             CUSIP:     Y3721G109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report business operation result of                      ISSUER          NO           N/A               N/A
 fiscal year 2008

PROPOSAL #1.2: Supervisors review financial reports                        ISSUER          NO           N/A               N/A
of fiscal year 2008

PROPOSAL #1.3: To report the status of                                     ISSUER          NO           N/A               N/A
endorsements/guarantees of fiscal year 2008

PROPOSAL #1.4: To report execution status of                               ISSUER          NO           N/A               N/A
collecting corporate bonds

PROPOSAL #1.5: To report the amendments of  the Board                      ISSUER          NO           N/A               N/A
 of Directors meeting rules

PROPOSAL #1.6: To report the execution status of                           ISSUER          NO           N/A               N/A
buying back treasury stocks on year 2008

PROPOSAL #1.7: Others                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Ratify the business operation result                        ISSUER          YES          FOR               FOR
and financial reports of FY 2008

PROPOSAL #2.2: Ratify the net profit allocation of FY                      ISSUER          YES          FOR               FOR
 2008 cash dividend TWD 2.5 per share

PROPOSAL #3.1: Approve the additional shares stock                         ISSUER          YES          FOR               FOR
dividend FM R/E: 45.95/1000, Stock dividend FM C/P
4.05/1000

PROPOSAL #3.2: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others

PROPOSAL #3.3: Amend the process procedures of                             ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #3.4: Amend the company Articles                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Other and extraordinary proposals                            ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HIKMA PHARMACEUTICALS PLC
  TICKER:                N/A             CUSIP:     G4576K104
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts for the FYE 31 DEC                      ISSUER          YES          FOR               FOR
 2008, together with the reports of the Directors and
 Auditors thereon

PROPOSAL #2.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of 4.0 tents per ordinary share in
respect of the YE 31 DEC 2008, payable on 02 JUN 2009
 to ordinary shareholders on the register at the
close of business on 01 MAY 2009

PROPOSAL #3.: Re-appoint Mr. Samih Darwazah as a                           ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
104 of the Company's Articles of Association

PROPOSAL #4.: Re-appoint Mr. Mazen Darwazah as a                           ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
104 of the Company's Articles of Association

PROPOSAL #5.: Re-appoint Mr. Breffni Byrne, as a                           ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
104 of the Company's Articles of Association

PROPOSAL #6.: Re-appoint Sir David Rowe-Ham as a                           ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
104 of the Company's Articles of Association

PROPOSAL #7.: Re-appoint Mr. Michael Ashton as a                           ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
104 of the Company's Articles of Association

PROPOSAL #8.: Re-appoint Mr. Ali Al Husry as a                             ISSUER          YES          FOR               FOR
Director of the Company, in accordance with Article
104 of the Company's Articles of Association

PROPOSAL #9.: Re-appoint Deloitte LLP as Auditors of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #10.: Authorize the Directors to set the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #11.: Approve the Remuneration Committee                          ISSUER          YES          FOR               FOR
report for the FYE 31 DEC 2008

PROPOSAL #12.: Authorize the Directors for the                             ISSUER          YES          FOR               FOR
purposes of Section 80 of the Companies Act 1985 [the
 Act], to exercise all the powers of the Company to
allot relevant securities [as specified in section
80[2] of the Act]: [a] up to an aggregate nominal
amount of GBP 6,320,227; and [b] comprising equity
securities [as specified in Section 94 of the Act] up
 to an aggregate nominal amount [when added to any
allotments made under [a] [ above] of GBP 12,640,454
in connection with or pursuant to an offer, or
invitation by way of a rights issue in favor of
holders of ordinary shares in proportion [as nearly
as practicable] to the respective number of ordinary
shares held by them on the record date for such
allotment, [and holders of any other class of equity
securities entitled to participate therein or if the
Directors consider it necessary, as permitted by the
rights of those securities] but subject to such
exclusions or other arrangements as the Directors may
 consider necessary or appropriate to deal with
fractional entitlements, treasury shares, record
dates or legal, regulatory or practical difficulties
which may arise under the laws of, or the
requirements of any regulatory body or Stock
Exchange, in any territory or any other matter
whatsoever; [Authority expires at the conclusion of
the AGM of the Company next year or 30 JUN 2010]; and
 the Directors may allot relevant securities after
the expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.13: Authorize the Directors, that subject                      ISSUER          YES          FOR               FOR
 to the passing of Resolution 12 above, pursuant to
section 95[l] of the Act to: [a] allot equity
securities [as specified in Section 94 of the Act] of
 the Company for cash pursuant to the authority
conferred by that resolution; and [b] sell relevant
shares [as specified in Section 94[5] of the Act]
held by the Company as treasury share for cash, as if
 Section 89[1] of the Act did not apply to any such
allotment or sale, provided that this power shall be
limited to the allotment of equity securities for
cash and the sale of treasury shares: [i] in the case
 of the authority granted under resolution 12[a]
above, and otherwise than pursuant to Paragraph [ii]
of this resolution, up to an aggregate nominal amount
 of GBP 948,034; and [ii] in connection with or
pursuant to an offer or invitation [but in the case
of the authority granted under resolution 12[b], by
way of a rights issue only] in favor of holders of
ordinary shares in proportion [as nearly as
practicable] to the respective number of ordinary
shares held by them on the record date for such
allotment [and holders of any other class of equity
securities entitled to participate therein or if the
Directors consider it necessary, as permitted by the
rights of those securities] but subject to such
exclusions or other arrangements as the Directors may
 consider necessary or appropriate to deal with
fractional entitlements, treasury shares, record
dates or legal, regulatory or practical difficulties
which may arise under the laws of, or the
requirements of any regulatory body or Stock Exchange
 in, any territory or any other, matter whatsoever;
[Authority expires at the conclusion of the AGM of
the Company next year or 30 JUN 2010]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an

PROPOSAL #S.14: Authorize the Company for the                              ISSUER          YES          FOR               FOR
purposes of Section 166 of the Act to make market
purchase [within the Section 163[3] of the Act] of
any of its ordinary shares of 10p each in the capital
 of the Company on such terms and in such manner as
the Directors may from time to time determine, and
where such shares are held as treasury shares, the
Company may use them for the purposes of its Employee
 Share Schemes, provided that: [a] the maximum number
 of ordinary shares which , may be purchased is
18,960,680 representing approximately 10%, of the
issued ordinary share capital as at 07 APR 2009; [b]
the minimum price which may be paid for each ordinary
 share is 10 pence which amount shall be exclusive of
 expenses, if any; [c] the maximum price which may be
 paid for each ordinary share is an amount equal to
105% of the average of the middle market quotations
for the ordinary shares of the Company as derived
from the Daily Official List of the London Stock
Exchange plc for the 5 business days immediately
preceding the day on which such share is contracted
to be purchased; [d] [Authority shall expire earlier
of the conclusion of the next AGM in 2010 or 30 JUN
2010; and [e] under this authority the Company may
make a contract to purchase ordinary shares which
would or might be executed wholly or partly after the
 expiry of this authority, and may make purchases of
ordinary shares pursuant to it a if this authority

PROPOSAL #S.15: Approve that a general meeting of                          ISSUER          YES          FOR               FOR
shareholders of the Company other than an AGM may be
called on not less than 14 clear days' notice

PROPOSAL #16.: Approve that the waiver granted by the                      ISSUER          YES          FOR               FOR
 Panel of Takeovers and Mergers [specified in the
circular to shareholders of the Company dated 09 APR
2009 [the Circular]] of any requirements under Rule 9
 of the Takeover Code [as specified in the Circular]
for the Concert Party [as specified in the Circular]
to make a general offer to shareholders of the
Company by reason of any buy back of up to 18,960,680
 ordinary shares of the Company, as a result of which
 the aggregate interest of the Concert Party in
ordinary shares could increase to 39.08% of the
voting rights of the Company

PROPOSAL #17.: Approve that the waiver granted by the                      ISSUER          YES          FOR               FOR
 Panel of Takeovers and Mergers [specified in the
Circular] of any requirements under Rule 9 of the
Takeover Code [as specified in the Circular] for the
Concert Party [as specified in the Circular] and
persons acting in concert with them to make a general
 offer to shareholders of the Company by reason of
the issue of up to 203,000 ordinary shares to Members
 of the Concert Party pursuant to the grant and
vesting of 200,000 LTIP Awards and up to 3,000 MIP
Awards [specified in the Circular] as a result of
which the aggregate interest of the Concert Party in
Ordinary Shares would increase to 35.26% of the
voting rights of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HISCOX LTD
  TICKER:                N/A             CUSIP:     G4593F104
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Appoint Mr. ER. Jansen as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #4.: Appoint Mr. G. Stokholm as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-appoint Mr. B.E. Masojada as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint Mr. D.M. Healy as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #7.: Re-appoint Mr. D.A. Stuurop as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Appoint KPMG as the Auditors of the                          ISSUER          YES          FOR               FOR
Company and authorize the Directors to determine the
Auditors' remuneration

PROPOSAL #9.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #10.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve to disapply pre-emption rights                      ISSUER          YES          FOR               FOR

PROPOSAL #12.: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HKC HLDGS LTD
  TICKER:                N/A             CUSIP:     G4516H120
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                                ISSUER          YES          FOR               FOR
consolidated financial statements and the reports of
the Directors and the Auditor for the YE 31 DEC 2008

PROPOSAL #2.i: Re-elect Mr. Oei Tjie Goan as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #2.ii: Re-elect Mr. Xu Zheng as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.iii: Re-elect Mr. Tsang Sai Chung, Kirk                        ISSUER          YES        AGAINST           AGAINST
as a Director

PROPOSAL #2.iv: Re-elect Mr. Liu Guolin as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.v: Re-elect Mr. Chung Cho Yee, Mico as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the remuneration of the Directors

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors to allot, issue                      ISSUER          YES        AGAINST           AGAINST
 and deal with additional shares in the capital of
the Company and to make or grant offers, agreements
and options which would or might require the exercise
 of such powers during and after the relevant period,
 not exceeding 20% of the aggregate nominal amount of
 the issued share capital of the Company, otherwise
than pursuant to i) a rights issue; or ii) the
exercise of subscription or conversion rights under
the terms of any warrants, bonds, debentures, notes,
options or other securities convertible into shares
of the Company; or iii) any option scheme or similar
arrangement for the time being adopted for the grant
or issue to the eligible persons of shares or rights
to acquire shares in the share capital of the
Company; or iv) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM of the Company is
required by any applicable law or the Bye-laws of the
 Company to be held ]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of HKD 0.01 each in the share
capital of the Company during the relevant period, on
 The Stock Exchange of Hong Kong Limited or any other
 stock exchange on which the shares of the Company
have been or may be listed and recognized by the
Securities on share repurchases for such purposes,
subject to and in accordance with all applicable laws
 and regulations, not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company; [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM of the Company is
required by any applicable law or the Bye-Laws of the
 Company to be held]

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6 as specified, the general mandate
 granted to the Directors of the Company to allot,
issue and deal with additional shares pursuant to
Resolution 5 as specified, by the addition thereto of
 an amount representing the aggregate nominal amount
of the share capital of the Company repurchased by
the Company under the authority pursuant to
Resolution 6 as specified provided that such extended
 amount shall not exceed 10% of the aggregate nominal
 amount of the share capital of the Company in issue
at the date of passing of this resolution

PROPOSAL #S.8: Amend Bye-Law 1, Bye-Law 2(h), Bye-Law                      ISSUER          YES          FOR               FOR
 59, Bye-Law 2(i), Bye-Law 10, Bye-Law 59(1), Bye-Law
 63, Bye-Law 66, Bye-Law 67, Bye-Law 68, Bye-Law 69,
Bye-Law 70, Bye-Law 71, Bye-Law 73, Bye-Law 78, Bye-
Law 79, Bye-Law 80, Bye-Law 82(2), Bye-Law 86(4),
Bye-Law 153(3), Bye-Law 84(4), Bye-Law 151(3), Bye-
Law 83(2), Bye-Law 87, Bye-Law 85, Bye-Law 84(1),
Bye-Law 86(2), Bye-Law 84(2), Bye-Law 85(2), Bye-Law
87(5), Bye-Law 87(6), Bye-Law 87(7), Bye-Law 88, Bye-
Law 96, Bye-Law 97, Bye-Law 98, Bye-Law 99, Bye-Law
90, Bye-Law 94, Bye-Law 95, Bye-Law 89, Bye-Law 102,
Bye-Law 100, Bye-Law 116, Bye-Law 125, Bye-Law
129(4), Bye-Law 153, Bye-Law 151, Bye-Law 150 and
Bye-Law 152 of the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HKC HLDGS LTD
  TICKER:                N/A             CUSIP:     G4516H120
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the compliance                          ISSUER          YES          FOR               FOR
with Section 46(2) of the Companies Act 1981 of
Bermuda and as specified, to reduce the share premium
 account of the Company by the amount of HKD 124.8
million and authorize the Directors of the Company to
 credit such reduced amount to the contributed
surplus account of the Company; and generally
authorize the Directors of the Company to carry out
all acts and things which they may consider
appropriate, necessary or desirable to give effect to

PROPOSAL #O.1: Approve that subject to as specified,                       ISSUER          YES          FOR               FOR
compliance with section 54(1) of the Companies Act
1981 of Bermuda and issuance of the HKE Bonus
Warrants to the Company by HKE, to approve
distribution out of the contributed surplus account
of the Company to its members whose names appear on
the register of members of the Company on the
distribution record date and such distribution
satisfied by way of distribution in specie of the HKE
 Bonus Warrants on the basis of 1 HKE Bonus Warrant
for every 144 Shares of the Company [rounded down to
the nearest whole number] held by such members; and
generally authorize the Directors of the Company to
carry out all acts and things which they may consider
 appropriate, necessary or desirable to give effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HO TUNG CHEMICAL CORP
  TICKER:                N/A             CUSIP:     Y37243105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of transferring buy back                         ISSUER          NO           N/A               N/A
treasury stocks to employees

PROPOSAL #A.6: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
the financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOCHSCHILD MNG PLC
  TICKER:                N/A             CUSIP:     G4611M107
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts of the                          ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the 2008 Directors'                                  ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Miguel Aramburu as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.: Elect Mr. Ignacio Rosado as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-elect Mr. Jorge Born Jr. as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #7.: Re-elect Mr. Nigel Moore as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #8.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #9.: Authorize the Audit Committee to set                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #10.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.11: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of its own shares

PROPOSAL #S.13: Grant authority for the general                            ISSUER          YES          FOR               FOR
meetings other than AGMs to be called on not less
than 14 clear days' notice

PROPOSAL #S.14: Amend the Articles of Association to                       ISSUER          YES          FOR               FOR
take effect on 01 OCT 2009

PROPOSAL #15.: Approve to revoke any deemed limit in                       ISSUER          YES          FOR               FOR
the Articles of Association on the number of shares
the Company can allot

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOGANAS AB
  TICKER:                N/A             CUSIP:     W4175J146
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and election of                       ISSUER          NO           N/A               N/A
Mr. Attorney Ragnar Lindqvist as the Chairman of the
meeting

PROPOSAL #2.: Preparting and approving the voting list                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approving the agenda                                         ISSUER          NO           N/A               N/A

PROPOSAL #4.: Appointing 2 people to verify the                            ISSUER          NO           N/A               N/A
minutes
PROPOSAL #5.: Consideration of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #6.: Aubmission of the annual report and                          ISSUER          NO           N/A               N/A
audit report and the consolidated financial
statements and consolidated audit report, including
statements from the Chief Executive Officer and a
statement on the activities of the Board and the

PROPOSAL #7.a: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and the consolidated income statement and
consolidated balance sheet

PROPOSAL #7.b: Approve a dividend of SEK 3.00 per                          ISSUER          YES          FOR               FOR
share for the FY 2008, with Tuesday 30 APR 2008 as
the record date; if the AGM resolves pursuant to the
resolution, dividends will be scheduled for
disbursement from Euroclear Sweden AB on Tuesday, 06
MAY 2009

PROPOSAL #7.c: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR
and Chief Executive Officer from liability

PROPOSAL #8.: Approve the number of Board Members at                       ISSUER          YES          FOR               FOR
8 with no Deputies

PROPOSAL #9.: Approve the Directors' fees as specified                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-elect Messrs. Alrik Danielson,                           ISSUER          YES          FOR               FOR
Peter Gossas, Urban Jansson, Bengt Kjell, Jenny
Linden Urnes and Bernt Magnusson and elect Mr. Anders
 G. Carlberg and Mr. Erik Urnes to the Board of
Directors; and elect Mr. Anders G. Carlberg as

PROPOSAL #11.: Approve the fees payable to the                             ISSUER          YES          FOR               FOR
Auditors be according to account

PROPOSAL #12.: Approve the proposal regarding the                          ISSUER          YES          FOR               FOR
Election Committee as specified

PROPOSAL #13.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration and other employment terms of the
Corporate Management, with substantially the terms as

PROPOSAL #14.a: Approve the introduction of an                             ISSUER          YES          FOR               FOR
Employee Stock Option Plan 2009 as specified

PROPOSAL #14.b: Authorize the Board of Directors, for                      ISSUER          YES          FOR               FOR
 the period until the next AGM, to decide on the
acquisition of class B treasury shares on the NASDAQ
OMX Stockholm ; the re-purchase may be conducted so
that the holding of treasury shares amounts to a
maximum of 1/10 of all shares of the Company the
opportunity to transfer shares to employees, pursuant
 to aggregate cost of the performance related
Employee Stock Option Plan

PROPOSAL #14.c: Approve to the transfer a maximum of                       ISSUER          YES          FOR               FOR
330,000 treasury shares to employees pursuant to the
Performance-related Employee Stock Option Plan stated
 in Resolution 14.A; additionally, during the period
before the next AGM, the Company shall have the right
 to transfer the requisite number of shares if
participants demand cash redemption, and a maximum of
 80,000 shares of the holding of 330,000 shares with
the aim of covering specified expenditure, mainly
social security costs

PROPOSAL #14.d: Approve the transfer of treasury                           ISSUER          YES          FOR               FOR
shares due to the Employee Stock Option Plan 2007 as
specified

PROPOSAL #15.: Amend Section 11 of the Articles of                         ISSUER          YES          FOR               FOR
Association as specified

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HOLY STONE ENTERPRISE CO LTD
  TICKER:                N/A             CUSIP:     Y3272Z100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report 2008 operation report                             ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors review of the year 2008                         ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: To report the execution status of                           ISSUER          NO           N/A               N/A
endorsement guarantee

PROPOSAL #2.1: Approve the 2008 financial and                              ISSUER          YES          FOR               FOR
operation report

PROPOSAL #2.2: Approve the 2008 earning                                    ISSUER          YES          FOR               FOR
distributions; [cash dividend TWD 1.6 per share,
stock dividend 20 shares per 1,000 shares from retain
 earnings subject to 20% withholding tax]

PROPOSAL #3.1: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividend and employee profit sharing

PROPOSAL #3.2: Approve to revise the Memorandum of                         ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #3.3: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #3.4: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #3.5: Re-elect the Directors and the                              ISSUER          YES          FOR               FOR
Supervisors

PROPOSAL #3.6: Approve to release the non-competition                      ISSUER          YES          FOR               FOR
 clause for the Directors

PROPOSAL #4.: Extemporary motions                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HSIN KUANG STEEL CO LTD
  TICKER:                N/A             CUSIP:     Y3736F104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: Report status of indirect investment                        ISSUER          NO           N/A               N/A
in Mainland China

PROPOSAL #A.4: Other reporting matters                                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial report                           ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 earning                                    ISSUER          YES          FOR               FOR
distributions; [cash dividend TWD 0.6 per share,
stock dividend 10.0017719 shares per 1,000 shares
from retain earnings subject to 20% withholding tax]

PROPOSAL #B.3: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividend

PROPOSAL #B.4: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #B.5: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.6: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.7: Extemporary motion                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUANG HSIANG CONSTRUCTION CORP
  TICKER:                N/A             CUSIP:     Y3744Z100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report the business of 2008 and                          ISSUER          NO           N/A               N/A
business plan of 2009

PROPOSAL #1.2: Statutory supervisors report of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #1.3: Report on the status of endorsements                        ISSUER          NO           N/A               N/A
and guarantees

PROPOSAL #1.4: Report the procedures of lending the                        ISSUER          NO           N/A               N/A
Company

PROPOSAL #1.5: Report on the status of the amendment                       ISSUER          NO           N/A               N/A
of Board meeting rules

PROPOSAL #2.1: Approve to accept 2008 business report                      ISSUER          YES          FOR               FOR
 and financial statements

PROPOSAL #2.2: Approve the 2008 earning                                    ISSUER          YES          FOR               FOR
distributions, [stock dividend 150 shares per 1,000
shares from retain earning subject to 20% withholding

PROPOSAL #2.3: Approve the capitalization on part of                       ISSUER          YES          FOR               FOR
2008 dividends

PROPOSAL #2.4: Amend the Articles of Incorporation of                      ISSUER          YES          FOR               FOR
 Company

PROPOSAL #2.5: Approve to discuss on the amendment to                      ISSUER          YES          FOR               FOR
 the procedures of endorsements and guarantees

PROPOSAL #2.6: Approve to discuss on the amendment to                      ISSUER          YES          FOR               FOR
 the procedures of lending the company excess capital
 to the third party

PROPOSAL #3.: Re-elect the Directors and Supervisors                       ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #4.: Any other proposals and extraordinary                        ISSUER          NO           N/A               N/A
motions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUANGSHAN TOURISM DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y37455105
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Approve the 2008 work report of the                          ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the 2008 financial resolution                        ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Approve the 2008 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan: 1) cash dividend/10 shares [Tax included]: CNY
1.0000; 2) bonus issue from profit [share/10 shares]:
 none; 3) bonus issue from capital reserve [share/10
shares]: none

PROPOSAL #5.: Approve the 2008 annual report and its                       ISSUER          YES          FOR               FOR
summary

PROPOSAL #6.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association

PROPOSAL #7.: Re-appoint the Audit firm                                    ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUBER + SUHNER AG,  SUHNER AG
  TICKER:                N/A             CUSIP:     H44229187
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUBER + SUHNER AG,  SUHNER AG
  TICKER:                N/A             CUSIP:     H44229187
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts and accounts of the Group 2008 as well as
report of the Auditors

PROPOSAL #2.: Approve the appropriate the balance                          ISSUER          YES          FOR               FOR
profit

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.1.1: Re-elect Mr. Eric Walser to the                           ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.1.2: Re-elect Dr. David W. Syz to the                          ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #4.1.3: Approve the by-election of Dr. Beat                       ISSUER          YES          FOR               FOR
Kaelin to the Board of Director

PROPOSAL #4.2: Elect the Auditors                                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the modification of By-laws                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUDBAY MINERALS INC
  TICKER:                N/A             CUSIP:     443628102
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. J. Bruce Barraclough as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #1.2: Elect Mr. Brian D. Gordon as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #1.3: Elect Mr. Alan Roy Hibben as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #1.4: Elect Mr. W. Warren Holmes as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #1.5: Elect Mr. Peter R. Jones as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #1.6: Elect Mr. John L. Knowles as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #1.7: Elect Mr. Alan Lenczner as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #1.8: Elect Mr. G. Wesley Voorheis as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors of the Company for the ensuing year and
authorize the Board of Directors, upon the
recommendation of the Audit Committee, to fix the
Auditors' remuneration

PROPOSAL #3.: Amend the Company's By-Law, which would                      ISSUER          YES          FOR               FOR
 require shareholder approval of the issuance of
common shares of the Company [or securities
convertible or exchangeable into common shares] in
connection with an acquisition if the aggregate
number of common shares that would be issued would
exceed 25% of the number of outstanding common shares
 of the Company [on a non-diluted basis]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUGO BOSS AG, METZINGEN
  TICKER:                N/A             CUSIP:     D12432106
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the established annual                       ISSUER          NO           N/A               N/A
financial statements for the period ending 31 DEC
2008 and the report of the Managing Board for Hugo
Boss Ag, the approved consolidated annual financial
statements for the period ending 31 DEC 2008 and the
report of the Managing Board for the Hugo Boss Group
as well as the report of the Supervisory Board and
the explanatory report on disclosures pursuant to
Section 289(4) and Section 315(4) of the German
Commercial Code [HGB] for the 2008 FY

PROPOSAL #2.: Resolution on the appropriation of net                       ISSUER          NO           N/A               N/A
profit for the 2008 FY

PROPOSAL #3.: Resolution on the grant of formal                            ISSUER          NO           N/A               N/A
approval for the acts of the Members of the Managing
Board in 2008 FY

PROPOSAL #4.: Resolution on the grant of formal                            ISSUER          NO           N/A               N/A
approval for the acts of the Members of the
Supervisory Board in 2008 FY

PROPOSAL #5.: Resolution on a by-election of a Member                      ISSUER          NO           N/A               N/A
 of the Supervisory Board: Dr. Hellmut Albrecht

PROPOSAL #6.: Resolution on the authorization of the                       ISSUER          NO           N/A               N/A
Managing Board to increase the nominal capital
[authorized capital 2009] with the possibility to
exclude subscription rights and corresponding
amendment of the Articles of Association

PROPOSAL #7.: Resolution authorizing the Company to                        ISSUER          NO           N/A               N/A
buy its own shares and to use its own shares,
including authorization to redeem its own shares thus
 acquired and reduce capital and to exclude
subscription rights

PROPOSAL #8.: Election of KPMG AG                                          ISSUER          NO           N/A               N/A
Wirtschaftsprufungsgesellschaft, Stuggart as the
Auditors and Group Auditors for the 2009 FY as well
as Auditors for the review [Pruferische Durschsicht]
of the half-year financial report of the 2009 FY

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUGO BOSS AG, METZINGEN
  TICKER:                N/A             CUSIP:     D12432106
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approval of the resolution of the AGM                        ISSUER          NO           N/A               N/A
of the same day on the authorized capital 2009 as per
 item 6 on the agenda of the AGM, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
Company's share capital by up to EUR 35,200,000,
through the issue of new bearer no-par shares and/or
bearer preference shares, against payment in cash
and/or kind, on or before 13 MAY 2014, the Board of
Managing Directors shall be authorized to exclude
shareholders’ subscription rights for residual
amounts, in connection with mergers and acquisitions
and for shares of the other type, a capital increase
against payment in cash shall not affect the ratio
between ordinary and preferred shares

PROPOSAL #2.: Separate resolution of the preferred                         ISSUER          NO           N/A               N/A
shareholders on the approval of the resolution of the
 AGM of the same day on the Company's authorization
to acquire own shares as per item 7 on the agenda of
the AGM, the Board of Managing Directors shall be
authorized to acquire ordinary and/or preference
shares of the Company of up to 10% of the Company's
share capital through the stock exchange, at prices
neither more than 10% above nor more than 20% below
the market price of the shares, or by way of a public
 repurchase offer to all shareholders, at prices not
deviating more than 20% from the market price of the
shares, on or before 13 NOV 2010 the Board of
Managing Directors shall be authorized to retire the
shares or dispose of the shares in a manner other
than through the stock exchange or by way of a public
 offer to all shareholders for up to 10% of the
Company's share capital at a price not materially
below the market price of the shares, to use the
shares in connection with mergers and acquisitions,
to float the shares on a foreign stock exchange at a
price not materially below the market price of the
shares and to exclude shareholders' subscription

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUNAN NONFERROUS METALS CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y3767E109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of the                       ISSUER          YES          FOR               FOR
Company for the year 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements of the Company for the year 2008

PROPOSAL #4.: Appoint the International and Domestic                       ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Board to
determine their remuneration

PROPOSAL #5.A: Elect Mr. He Renchun as an Executive                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.B: Elect Mr. Li Li as an Executive                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.C: Elect Mr. Liao Luhai as an Executive                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.D: Elect Mr. Chen Zhixin as an Executive                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.E: Elect Mr. Cao Xiuyn as a Non-Executive                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #5.F: Elect Mr. Wu Longyun as a Non-                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.G: Elect Mr. Zhang Yixian as a Non-                            ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #5.H: Elect Mr. Zou Jian as a Non-Executive                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.I: Elect Mr. Gu Desheng as a Independent                       ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #5.J: Elect Mr. Wan Ten Lap as a Independent                      ISSUER          YES        AGAINST           AGAINST
 Non-Executive Director

PROPOSAL #5.K: Elect Mr. Kang Yi as a Independent                          ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #5.L: Elect Mr. Choi Man Chau, Michael as a                       ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #5.M: Elect Mr. Chen Xiaohong as a                                ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #6.A: Elect Mr. Zeng Shaoxiong as a                               ISSUER          YES          FOR               FOR
Supervisor
PROPOSAL #6.B: Elect Mr. He Hongsen as a Supervisor                        ISSUER          YES          FOR               FOR

PROPOSAL #6.C: Elect Mr. Liu Xiaochu as a Supervisor                       ISSUER          YES          FOR               FOR

PROPOSAL #6.D: Elect Mr. Jin Liangshou as a Supervisor                     ISSUER          YES          FOR               FOR

PROPOSAL #6.E: Elect Mr. Liu Dongrong as a Supervisor                      ISSUER          YES          FOR               FOR

PROPOSAL #6.F: Elect Mr. Ou Wen as a Supervisor                            ISSUER          YES          FOR               FOR

PROPOSAL #S.7: Approve the amendments of the Articles                      ISSUER          YES          FOR               FOR
 of Association of the Company as specified, and such
 amendments shall take effect conditional upon
obtaining any approval, endorsement or registration
as may be necessary from the relevant authorities;
and authorize the Board of Directors to deal with on
behalf of the Company the relevant application,
approval, registration, filing procedures and other
related issues arising from the amendments of the
Articles of Association, and to make further
amendments of the Articles of Association in order to
 fulfill any request that may be raised or made by
the relevant authorities during the approval,
endorsement or registration of the Articles of

PROPOSAL #S.8: Approve that the Company may send or                        ISSUER          YES          FOR               FOR
supply Corporate Communications to its shareholders
of H Shares (in relation to whom the conditions set
out below and the relevant requirements set out in
the Listing Rules are met) by making such Corporate
Communications available on the Company's own
website, subject to obtaining any approval,
endorsement or registration as may be necessary from
the relevant authorities, and the approval of the
proposed amendments to the Articles of Association as
 specified in Resolution 7 and authorize the
Directors to sign all such documents and/or do all
such things and acts as the Directors may consider
necessary or expedient and in the interest of the
Company for the purpose of effecting or otherwise in
connection with the Company's proposed communication
with its shareholders of H Shares through the
Company's website, conditions: (a) the Company has
received an express, positive response confirming
agreement to the issue or supply of the Corporate
Communications by means of the Company s own website;
 or (b) (i) the relevant holder of H Shares has been
asked individually by the Company to agree that the
Company may send or supply Corporate Communications
generally, or the Corporate Communication in
question, to him by means of the Company s own
website; and (ii) the Company has not received a
response indicating objection from the holder of H
Shares within a period of 28 days starting from the

PROPOSAL #S.9.1: Authorize the Board of Directors of                       ISSUER          YES        AGAINST           AGAINST
the Company subject to this resolution and pursuant
to the Company Law [the Company Law] of the People's
Republic of China [the PRC] and the Rules Governing
the Listing of Securities on the Stock Exchange of
Hong Kong Limited [the Listing Rules] [as amended
from time to time], to allot, issue and deal with
shares during the relevant period [as specified] and
to determine the terms and conditions for the
allotment and issue of new shares including the
following terms: 1) class and number of new shares to
 be issued; 2) price determination method of new
shares and/or issue price [including price range]; 3)
 the starting and closing dates for the issue; and 4)
 the making or granting of offers, agreements and
options which might require the exercise of such

PROPOSAL #S.9.2: Authorize the Board of Directors,                         ISSUER          YES        AGAINST           AGAINST
the approval in Resolution 9, to make or grant
offers, agreements and options which would or might
require the exercise of such powers after the end of
the relevant period

PROPOSAL #S.9.3: Approve the aggregate nominal amount                      ISSUER          YES        AGAINST           AGAINST
 of new Domestic Shares and new H Shares allotted,
issued and dealt with or agreed conditionally or
unconditionally to be allotted, issued and dealt with
 [whether pursuant to an option or otherwise] by the
Board pursuant to the said approval, other than
pursuant to issue of shares by conversion of the
surplus reserve into share capital in accordance with
 the Company Law of the PRC and the Articles of
Association of the Company, shall not exceed 20% of
each class of the existing Domestic Shares and H

PROPOSAL #S.9.4: Approve exercising the powers                             ISSUER          YES        AGAINST           AGAINST
granted under this Resolution, the Board must 1)
comply with the Company Law of the PRC and other
applicable laws and regulations [as amended from time
 to time]; and 2) obtain approval from the China
Securities Regulatory Commission and other relevant
PRC government departments

PROPOSAL #S.9.5: Authorize the Board of Directors                          ISSUER          YES        AGAINST           AGAINST
[the Board] of the Company an unconditional general
mandate to allot, issue, and deal with new domestic
shares [Domestic Shares] and overseas listed foreign
shares [H shares]; [Authority expires the earlier of
the conclusion of the next general meeting of the
Company or 12 months]

PROPOSAL #S.9.6: Authorize the Board of Directors                          ISSUER          YES        AGAINST           AGAINST
[the Board] of the Company, subject to the approval
of the relevant authorities of the PRC and in
accordance with the Company Law of the PRC, to
increase the registered share capital of the Company
to the required amount upon the exercise of the
powers pursuant to this Resolution 9.1

PROPOSAL #S.9.7: Authorize the Board of Directors                          ISSUER          YES        AGAINST           AGAINST
[the Board], to sign the necessary documents,
complete the necessary formalities and take other
necessary steps to complete the allotment and issue
and listing of new shares, provided the same do not
violate the relevant laws, administrative
regulations, listing rules of the relevant stock

PROPOSAL #S.9.8: Authorize to make appropriate and                         ISSUER          YES        AGAINST           AGAINST
necessary amendments to the Articles of Association
after completion of the allotment and issue of new
shares to reflect the alternative in the share
capital structure and registered capital of the
Company pursuant to the exercise of this mandate

PROPOSAL #S.10: Amend the rules governing the                              ISSUER          YES          FOR               FOR
procedures of the Board meeting of the Company as
specified and such amendments shall take effect
conditional upon any approval, endorsement or
registration (as applicable) from or with the
relevant authorities, and authorize the Board of
Directors and empowered to make further amendments to
 the rules governing the procedures of the Board
meeting in order to fulfill or accommodate any
request that may be raised or made by the relevant
authorities during the approval, endorsement and/or
registration of the rules governing the procedures of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUNG SHENG CONSTRUCTION CO LTD
  TICKER:                N/A             CUSIP:     Y3780S101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUNTER DOUGLAS NV
  TICKER:                N/A             CUSIP:     N4327C122
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the dividend distribution                            ISSUER          NO           N/A               N/A

PROPOSAL #2.: Other business                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUNTER DOUGLAS NV
  TICKER:                N/A             CUSIP:     N4327C122
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report to the shareholders                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the confirmation 2008 annual                         ISSUER          NO           N/A               N/A
accounts

PROPOSAL #3.: Approve the management and release of                        ISSUER          NO           N/A               N/A
the Directors

PROPOSAL #4.: Approve the dividend declaration common                      ISSUER          NO           N/A               N/A
 shares

PROPOSAL #5.: Elect the Directors and substitute[s]                        ISSUER          NO           N/A               N/A
pursuant to the Article.14-20 of the Articles of
Association

PROPOSAL #6.: Appoint the Auditors                                         ISSUER          NO           N/A               N/A

PROPOSAL #7.: Amend the Articles of Association                            ISSUER          NO           N/A               N/A

PROPOSAL #8.: Other business                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUNTING PLC
  TICKER:                N/A             CUSIP:     G46648104
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and Auditor's and the audited accounts for the YE 31
DEC 2008

PROPOSAL #2.: Approve the remuneration committee                           ISSUER          YES          FOR               FOR
report at the general meeting before which the
Company's annual accounts are presented

PROPOSAL #3.: Declare a final dividend of 7.0p per                         ISSUER          YES          FOR               FOR
ordinary share for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Hector McFadyen as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.: Re-elect Mr. Lain Paterson as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES        AGAINST           AGAINST
as Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #7.: Approve the new Hunting PLC Performance                      ISSUER          YES          FOR               FOR
 Share Plan [the Plan], the Board believes  that the
Plan will be cost neutral to the Company and more in
line with US and UK market price, the Plan will
enable the Company to make share awards to
approximately 300 employees, whose awards will be
subject to their continued employment

PROPOSAL #8.: Authorize the Directors' to allot                            ISSUER          YES          FOR               FOR
relevant securities a) up to a maximum nominal amount
 of GBP 10,997,309; and b) up to a maximum nominal
amount of GBP 21,994,618 [such amount to be reduced
by any relevant securities issued share capital of
the Company as at 26 FEB 2009, [Authority expires the
 earlier of the conclusion of the 2010 AGM of the
Company]

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 8, that the general
authority to disapply statutory pre-emption rights be
 renewed as well as to issue new shares without
offering them to existing shareholders up to a
maximum nominal amount of GBP 1,649,596 representing
5% of the issued share capital as at 26 FEB 2009

PROPOSAL #S.10: Authorize the Directors to make                            ISSUER          YES          FOR               FOR
market purchases of the Company's shares under an
authority granted at the AGM held on 23 APR 2008, no
purchases have been made under this authority during
the year, in accordance with ABI Investor Protection
Guidelines, the maximum number of shares with may be
acquired is 10% or less of the Company's issued share
 capital as at 26 FEB 2009, the renewal of this
authority, purchases will only be made if they result
 in an expected increase in earnings per share and
will take into account other available investment
opportunities, the total number of options to
subscribe for shares that were outstanding as at 26
FEB 2009 was 5,708,240, being 4.3% of the issued
share capital, if the authority to purchase shares is
 used in full, the proportion of issued share capital
 represented by this number of options would amount

PROPOSAL #S.11: Approve the regulation implementing                        ISSUER          YES          FOR               FOR
this Directive will increase the notice period of
general meetings of the Company to 21 clear days, the
 Company is currently able to call general meetings
[other than an AGM] on 14 clear days' notice and
would like to preserve this ability, in order to be
able to do so after August 2009, shareholders must
have approved the calling of general meetings on 14
clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HUSQVARNA AB, HUSKVARNA
  TICKER:                N/A             CUSIP:     W4235G108
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Lars Westerberg as the                       ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of one or two persons to check                      ISSUER          NO           N/A               N/A
 and verify the minutes

PROPOSAL #6.: Determination as to whether the meeting                      ISSUER          NO           N/A               N/A
 has been properly convened

PROPOSAL #7.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the audit report as well as the consolidated accounts
 and the audit report of the Group and in connection
therewith, the President's business report

PROPOSAL #8.a: Adopt the profit and loss statement                         ISSUER          YES          FOR               FOR
and the balance sheet as well as the consolidated
profit and loss statement and the consolidated

PROPOSAL #8.b: Approve the treatment in respect of                         ISSUER          YES          FOR               FOR
the Company's profit or loss pursuant to the adopted
balance sheet

PROPOSAL #8.c: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Directors and the Presidents

PROPOSAL #9.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Directors to be 9 without Deputies

PROPOSAL #10.: Approve an unchanged total Board                            ISSUER          YES          FOR               FOR
remuneration of SEK 5,345,000, whereof SEK 1,600,000
to the Chairman of the Board and SEK 460,000 to each
of the Directors not employed by the Company; for
work within the Remuneration Committee, the Chairman
shall receive SEK 100,000 and the 2 Members SEK
50,000 each; for work within the Audit Committee, the
 Chairman shall receive SEK 175,000 and the 2 members
 shall receive SEK 75,000 each; Auditor's fee shall
be paid on the basis of approved invoice; a part of
the remuneration to the Board of Directors shall be
paid by allocation of synthetic shares corresponding
to a maximum of 50% of the remuneration

PROPOSAL #11.: Re-elect Messrs. Lars Westerberg,                           ISSUER          YES          FOR               FOR
Peggy Bruzelius, Robert F. Connolly, Borje Ekholm,
Tom Johnstone, Ulf Lundahl, Anders Moberg and Gun
Nilsson and elect Mr. Magnus Yngen; Mr. Bengt
Andersson has declined re-election; appoint Mr. Lars
Westerberg as Chairman of the Board

PROPOSAL #12.: Approve the specified Nomination                            ISSUER          YES          FOR               FOR
procedures for the AGM 2010

PROPOSAL #13.: Approve the specified principles for                        ISSUER          YES          FOR               FOR
the remuneration for the Group Management as specified

PROPOSAL #14.: Adopt a performance based incentive                         ISSUER          YES          FOR               FOR
program, LTI 2009 as specified

PROPOSAL #15.a: Authorize the Board to repurchase own                      ISSUER          YES          FOR               FOR
 B-shares, as specified

PROPOSAL #15.b: Authorize the Board to transfer own                        ISSUER          YES          FOR               FOR
B-shares, as specified

PROPOSAL #15.c: Approve to transfer own B-shares in                        ISSUER          YES          FOR               FOR
relation to LTI 2009, as specified

PROPOSAL #16.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                HYFLUX LTD
  TICKER:                N/A             CUSIP:     Y3817K105
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the audited accounts for the YE 31 DEC 2008
together with the Auditors' report thereon

PROPOSAL #2.: Declare a first and final dividend of                        ISSUER          YES          FOR               FOR
3.43 Singapore cents per ordinary share [1-tier tax
exempt] for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Teo Kiang Kok as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with Article 89
of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Christopher Murugasu as a                       ISSUER          YES          FOR               FOR
Director, who retires in accordance with Article 89
of the Company's Articles of Association

PROPOSAL #5.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 574,110 for the YE 31 DEC 2008

PROPOSAL #6.: Appoint Messrs. KPMG LLP as an External                      ISSUER          YES          FOR               FOR
 Auditors and authorize the Directors to fix their
remuneration

PROPOSAL #7.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 161 of the Companies Act, Chapter 50 and Rule
 806 of the Listing Manual of the Singapore Exchange
Securities Trading Limited, to: a) i) issue shares in
 the Company (shares) whether by way of rights, bonus
 or otherwise; and/or ii) make or grant offers,
agreements or options (collectively, Instruments)
that might or would require shares to be issued,
including but not limited to the creation and issue
of (as well as adjustments to) options, warrants,
debentures or other instruments convertible into
shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and b) (notwithstanding the authority
conferred by this Resolution may have ceased to be in
 force) issue shares in pursuance of any Instrument
made or granted by the Directors while this
Resolution was in force, provided that: 1) the
aggregate number of shares (including shares to be
issued in pursuance of the Instruments, made or
granted pursuant to this Resolution) and Instruments
to be issued pursuant to this Resolution shall not
exceed 50% of the issued shares in the capital of the
 Company (as specified in accordance with sub-
paragraph (2) below), of which the aggregate number
of shares and Instruments to be issued other than on
a pro rata basis to existing shareholders of the
Company shall not exceed 20% of the issued shares in
the capital of the Company (as calculated in
accordance with sub-paragraph (2) below); 2) (subject
 to such calculation as may be prescribed by the
Singapore Exchange Securities Trading Limited) for
the purpose of determining the aggregate number of
shares and Instruments that may be issued under
subparagraph (1) above, the percentage of issued
shares and Instruments shall be based on the number
of issued shares in the capital of the Company at the
 time of the passing of this Resolution, after
adjusting for: a) new shares arising from the
conversion or exercise of the Instruments or any
convertible securities; b) new shares arising from
the exercising share options or vesting of share
awards outstanding and subsisting at the time of the
passing of this Resolution; and c) any subsequent
consolidation or subdivision of shares; 3) in
exercising the authority conferred by this
Resolution, the Company shall comply with the
provisions of the Listing Manual of the Singapore
Exchange Securities Trading Limited for the time
being in force (unless such compliance has been
waived by the Singapore Exchange Securities Trading
Limited) and the Articles of Association of the
Company; and [Authority shall continue in force i)
until the conclusion of the next AGM of the Company
or the date by which the next AGM of the Company is
required by Law to be held, whichever is earlier or
ii) in the case of shares to be issued in pursuance
of the Instruments, made or granted pursuant to this
Resolution, until the issuance of such shares in

PROPOSAL #8.: Authorize the Directors, pursuant to                         ISSUER          YES        AGAINST           AGAINST
Section 161 of the Companies Act, Chapter 50, the to
offer and grant options under the Hyflux Employees'
Share Option Scheme (Scheme) and to issue from time
to time such number of shares in the capital of the
Company as may be required to be issued pursuant to
the exercise of options granted by the Company under
the Scheme, whether granted during the subsistence of
 this authority or otherwise, provided always that
the aggregate number of additional ordinary shares to
 be allotted and issued pursuant to the Scheme shall
not exceed 15% of the issued shares in the capital of
 the Company from time to time and [Authority shall,
unless revoked or varied by the Company in a general
meeting, continue in force until the conclusion of
the next AGM of the Company or the date by which the
next AGM of the Company is required by Law to be
held, whichever is the earlier]

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to make purchases of issued and fully-paid ordinary
shares in the capital of the Company from time to
time (whether by way of market purchases or off-
market purchases on an equal access scheme) of up to
10% of the issued ordinary shares in the capital of
the Company (ascertained as at the date of the last
AGM of the Company or at the date of the EGM,
whichever is the higher, but excluding any shares
held as treasury shares) at the price of up to but
not exceeding the Maximum Price as specified and in
accordance with the Guidelines on Share Purchase as
specified and [Authority expires until the conclusion
 of the next AGM of the Company is held or is
required by Law to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IAMGOLD CORP
  TICKER:                N/A             CUSIP:     450913108
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors of the Corporation                       ISSUER          YES        ABSTAIN           AGAINST
for the ensuing year

PROPOSAL #2.: Appoint KPMG LLP, Chartered                                  ISSUER          YES          FOR               FOR
Accountants, as the Auditors of the Corporation for
the ensuing year and authorize the Directors to fix
the remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IBA HEALTH GROUP LIMITED
  TICKER:                N/A             CUSIP:     Q48234100
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the Company name                          ISSUER          YES          FOR               FOR
from IBA Health Group Limited to iSOFT Group Limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IBERIA LINEAS AEREAS DE ESPANA SA
  TICKER:                N/A             CUSIP:     E6167M102
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual account and the                           ISSUER          YES          FOR               FOR
Management report of the Company and consolidated
Group of the exercise 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #3.: Approve the Management of the Board of                       ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Re-elect the Auditors                                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the retribution of the Board of                      ISSUER          YES          FOR               FOR
 Directors

PROPOSAL #6.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares in the next 18 months
after the adoption of this agreement, leaving without
 effect the previous agreement

PROPOSAL #7.: Adopt the delegation of the faculties                        ISSUER          YES          FOR               FOR
for the formalization, correction, inscription,
development and execution of the agreements adopted

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IGB CORP BERHAD
  TICKER:                N/A             CUSIP:     Y38651108
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Audited financial                                ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008 and the reports of
the Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Mr. Tan Boon Seng as a                              ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 85 of the
Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Pauline Tan Suat Ming as a                      ISSUER          YES          FOR               FOR
 Director who retire pursuant to Article 85 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Datuk Abdul Habib bin Mansur                        ISSUER          YES          FOR               FOR
as a Directors who retire pursuant to Article 85 of
the Company's Articles of Association:

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #6.: Re-appoint Tan Sri Abu Talib bin Othman                      ISSUER          YES          FOR               FOR
 as a Director of the Company, who retires pursuant
to Section 129(6) of the Act, to hold the office
until the next AGM

PROPOSAL #7.: Re-appoint Tan Sri Dato' Seri Khalid                         ISSUER          YES          FOR               FOR
Ahmad bin Sulaiman as a Director of the Company, who
retires pursuant to Section 129(6) of the Act, to
hold the office until the next AGM

PROPOSAL #8.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Act, to issue shares in the
Company from time to time and upon such terms and
conditions and for such purposes as the Directors may
 deem fit, provided that the aggregate number of
shares to be issued pursuant to this resolution does
not exceed 10% of the issued share capital of the
Company for the time being

PROPOSAL #9.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
Act, the Company's Memorandum and the Articles of
Association and Listing Requirements of Bursa
Malaysia Securities Berhad [Bursa Securities] and to
purchase at any time such amount of ordinary shares
of MYR 0.50 each in the Company as may be determined
by the Directors of the Company from time to time
through Bursa Securities upon such terms and
conditions as the Directors in their absolute
discretion deem fit and expedient in the interest of
the Company provided that: the aggregate number of
shares which may be purchased the Company at any
point of time pursuant to the share Bye-back mandate
shall not exceed 10% of the total issued and paid-up
share capital of the Company; the amount of Funds to
be allocated by the Company pursuant to the Shares
Buy-Back Mandate shall not exceed the retained
earnings and the share premium of the Company as at
31 DEC 2008; and the Shares so purchased by the
Company pursuant to the Share Buy-Back Mandate to be
retained as treasury shares which may be distributed
as dividends and/or resold on Bursa Securities and/or
 cancelled; [Authority expires the earlier of the
conclusion of the AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required to be held pursuant to
Section 143(1) of the Act] [but shall not extend to
such extension as may be allowed pursuant to Section
143(2) of the Act]; and authorize the Directors of
the Company to complete and to do all such acts and
things as they may consider expedient or necessary to
 give full effect to the proposed renewal Share Buy-

PROPOSAL #10.: Authorize the Company and/or its                            ISSUER          YES          FOR               FOR
subsidiaries [the Group] to enter into all
arrangement and/or transactions involving the
interests of Directors, major shareholders or persons
 connected with the Directors and/or major
shareholders of the Group [Related parties] as
specified in Section 2.2.1 of the statement/circular
date 30 APR 2009, provided that such arrangements
and/or transactions are: i) recurrent transactions of
 a revenue or trading nature; ii) necessary for the
day-to-day operations; iii) carried out in the
ordinary course of business on normal commercial
terms which are not more favourable to Related
Parties than those generally available to public; and
 iv) are not to the detriment of minority
shareholders [the RRPT Mandate]; and [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
to be held pursuant to Section 143(1) of the Act,
[but shall not extend to such extension as may be
allowed pursuant to Section 143(2) of the Act];
authorize the Directors of the Company to complete
and do all such acts and things as they may consider

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IGD - IMMOBILIARE GRANDE DISTRIBUZIONE SPA, RAVENN
  TICKER:                N/A             CUSIP:     T5331M109
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008 of the Board of Directors, the Auditors, the
 Audit Firm report and the consolidated financial
statement at 31 DEC 2008, any adjournment thereof

PROPOSAL #2.: Appoint the Board of Directors and                           ISSUER          NO           N/A               N/A
approve to determine its components, terms and
emoluments

PROPOSAL #3.: Appoint the Board of Auditors and the                        ISSUER          NO           N/A               N/A
Chairman for years 2009-2011 and approve to determine
 their emoluments

PROPOSAL #4.: Approve to renew the authorization to                        ISSUER          NO           N/A               N/A
buy and sell own shares

PROPOSAL #5.: General business                                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ILIAD, PARIS
  TICKER:                N/A             CUSIP:     F4958P102
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve and review the unconsolidated                       ISSUER          YES          FOR               FOR
accounts

PROPOSAL #O.2: Approve the distribution of net                             ISSUER          YES          FOR               FOR
accounting profits for the FYE on 31 DEC 2008 and
fixation of dividends

PROPOSAL #O.3: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the report on the agreements                        ISSUER          YES          FOR               FOR
referred to in Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR

PROPOSAL #O.6: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Approve the reduction of Mr. Maxime                         ISSUER          YES          FOR               FOR
Lombardini's mandate term

PROPOSAL #O.8: Approve the reduction of Mr. Thomas                         ISSUER          YES          FOR               FOR
Reynaud's mandate term

PROPOSAL #O.9: Approve the reduction of Mrs. Marie-                        ISSUER          YES          FOR               FOR
Christine Levet's mandate term

PROPOSAL #O.10: Approve the reduction of Mr. Antoine                       ISSUER          YES          FOR               FOR
Levavasseur's mandate term

PROPOSAL #O.11: Approve the renewal of Mr. Antoine                         ISSUER          YES        AGAINST           AGAINST
Levavasseur's mandate as a Company's Board Member

PROPOSAL #O.12: Approve the renewal of Mr. Cyril                           ISSUER          YES        AGAINST           AGAINST
Poidatz's mandate as a Company's Board Member

PROPOSAL #O.13: Approve the renewal of Mr. Xavier                          ISSUER          YES        AGAINST           AGAINST
Niel's mandate as a Company's Board Member

PROPOSAL #O.14: Approve the renewal of Mr. Olivier                         ISSUER          YES        AGAINST           AGAINST
Rosenfeld's mandate as a Company's Board Member

PROPOSAL #O.15: Approve the renewal of Mr. Pierre                          ISSUER          YES          FOR               FOR
Pringuet's mandate as a Company's Board Member

PROPOSAL #O.16: Approve the renewal of Mr. Alain                           ISSUER          YES          FOR               FOR
Weill's mandate as a Company's Board Member

PROPOSAL #O.17: Appoint Mrs. Orla Noonan as a                              ISSUER          YES        AGAINST           AGAINST
Company's Board Member

PROPOSAL #O.18: Appoint Mrs. Virginie Calmels as a                         ISSUER          YES        AGAINST           AGAINST
Company's Board Member

PROPOSAL #O.19: Approve the renewal of a Permanent                         ISSUER          YES          FOR               FOR
Statutory Auditor's mandate, whose term expires at
the end of this assembly

PROPOSAL #O.20: Appoint the new Temporary Statutory                        ISSUER          YES          FOR               FOR
Auditor

PROPOSAL #O.21: Authorize the Board of Directors for                       ISSUER          YES        AGAINST           AGAINST
the Company to repurchase its own shares

PROPOSAL #E.22: Approve the modification of Article                        ISSUER          YES          FOR               FOR
14 of the Statutes ''Board Members' Shares''

PROPOSAL #E.23: Approve the modification of Article                        ISSUER          YES          FOR               FOR
16 of the Statutes ''Term of the Board Members'

PROPOSAL #E.24: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue, by an offer referred to in Article
L.411-2-II of the Monetary and Financial Code, shares
 or warrants, giving access to the Company's capital,
 with cancellation of preferential subscription rights

PROPOSAL #E.25: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase the number of securities to be
issued, in case of a capital increase, without
preferential subscription rights, by an offer
referred to in Article L.411-2-II of the Monetary and
 Financial Code

PROPOSAL #E.26: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital by incorporation of
reserves, profits, premiums or other

PROPOSAL #E.27: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital by issuing shares
reserved for the Company's employees, who are Members
 of a Company Savings Plan

PROPOSAL #E.28: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to reduce the share capital by cancellation of
treasury shares

PROPOSAL #E.29: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMI PLC
  TICKER:                N/A             CUSIP:     G47152106
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.A: Grant authority to allot equity                             ISSUER          YES          FOR               FOR
securities for cash

PROPOSAL #S.B: Approve the purchase by the Company of                      ISSUER          YES          FOR               FOR
 its own shares

PROPOSAL #S.c: Approve the notice of the general                           ISSUER          YES          FOR               FOR
meetings

PROPOSAL #1.: Approve the Directors report and the                         ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Nicholas as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Anita Frew as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Bob Stack as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the Remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Grant authority to allot securities                          ISSUER          YES          FOR               FOR

PROPOSAL #10.: Grant authority to make political                           ISSUER          YES          FOR               FOR
donations and incur political expenditure

PROPOSAL #11.: Approve the amendments to the IMI PLC                       ISSUER          YES          FOR               FOR
Deferred Bonus Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMPREGILO SPA, MILANO
  TICKER:                N/A             CUSIP:     T31500175
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, Board of Directors and Auditors report, any
 adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IMS INTERNATIONAL METAL SERVICE SA, NEUILLY SUR SE
  TICKER:                N/A             CUSIP:     F52542101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the Auditors special report                         ISSUER          YES          FOR               FOR
regarding related party transactions

PROPOSAL #O.4: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
omission of dividends

PROPOSAL #O.5: Re-elect Mr. Yvon Jacob as a                                ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.6: Re-elect Mr. Sidney Cabessa as a                            ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.7: Elect Mr. Geoffroy Roux de Bezieux as                       ISSUER          YES          FOR               FOR
a Supervisory Board Member

PROPOSAL #O.8: Elect Mr. Edmond Pachura as a                               ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.9: Elect Mr. Serge Blanchard as a                              ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.10: Elect Mr. Jean Paul Bechat as a                            ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #O.11: Elect Mr. Jacquet Metals, represented                      ISSUER          YES          FOR               FOR
 by Mr. Philippe Goczol as a Supervisory Board Member

PROPOSAL #O.12: Elect JSA, represented by Mr. Jean                         ISSUER          YES          FOR               FOR
Jacquet as a Supervisory Board Member

PROPOSAL #O.13: Elect Mr. Eric Jacquet as a                                ISSUER          YES          FOR               FOR
Supervisory Board Member

PROPOSAL #A.: Elect CCAN 2007 Inversiones                                  ISSUER          YES        AGAINST           AGAINST
Internacionales ETVE, S.L. Unipersonal as a
Supervisory Board Member

PROPOSAL #O.14: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Supervisory Board Members in the Aggregate Amount of
EUR 220,000

PROPOSAL #O.15: Grant authority to the repurchase of                       ISSUER          YES        AGAINST           AGAINST
up to 10% of issued share capital

PROPOSAL #E.16: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.17: Grant authority to the capitalization                      ISSUER          YES          FOR               FOR
 of reserves of up to EUR 8 Million for bonus issue
or increase in par value

PROPOSAL #E.18: Grant authority to the issuance of                         ISSUER          YES          FOR               FOR
Equity or Equity Linked Securities with preemptive
rights up to aggregate nominal amount of EUR 8 million

PROPOSAL #E.19: Authorize the Board to increase the                        ISSUER          YES          FOR               FOR
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.20: Grant authority to the capital                             ISSUER          YES          FOR               FOR
increase of up to 10 % of issued capital for future
acquisitions

PROPOSAL #E.21: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.22: Approve to set the global limit for                        ISSUER          YES          FOR               FOR
capital increase to result from all issuance requests
 at EUR 8 million

PROPOSAL #O.23: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INCHCAPE PLC, LONDON
  TICKER:                N/A             CUSIP:     G47320174
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements of the                      ISSUER          YES          FOR               FOR
 Company for the FYE 31 DEC 2008 and the Directors'
and Auditors' reports thereon

PROPOSAL #2.: Receive the Board report on remuneration                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Ken Hanna as a Director,                        ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #4.: Re-elect Mr. Michael Wemms as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-elect Mr. David Scotland as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as Auditors of the Company

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #8.: Amend the Rules of the Inchcape 1999                         ISSUER          YES          FOR               FOR
Share Option Plan, and to authorize the Directors of
the Company to do all such Acts and things as may be
necessary to carry the same into effect

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot relevant securities [within the meaning of
Section 80 of the Companies Act 1985] up to an
aggregate nominal value of GBP15,345,550; [Authority
expires at the conclusion of the AGM of the Company
next year]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.10: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities for cash pursuant to the authority
conferred by Resolution 9

PROPOSAL #S.11: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases

PROPOSAL #S.12: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDIABULLS REAL ESTATE LTD
  TICKER:                N/A             CUSIP:     Y3912A101
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, pursuant to the                        ISSUER          YES        AGAINST           AGAINST
provisions of Section 81(1A) and other applicable
provisions, if any, of the Companies Act, 1956
[including any amendments thereto or re-enactment
thereof] [''Companies Act''], the provisions of
Chapter XIII-A 'Guidelines for Qualified Institutions
 Placement' of the SEBI [Disclosure and Investor
Protection] Guidelines, 2000, as amended from time to
 time, [''SEDI Guidelines''], the listing agreements
with each of the Stock Exchanges where the Company's
equity shares are listed [the ''Listing Agreements'']
 and the provisions of the Foreign Exchange
Management Act, 2000 [FEMA], Foreign Exchange
Management [Transfer or Issue of Security by a Person
 Resident Outside India] Regulations, 2000, as
amended from time to time, and such other statutes,
notifications, circulars, rules and regulations as
may be applicable and relevant, and the Memorandum
and Articles of Association of the Company, and
subject to such approvals, consents, permissions and
sanctions, if any, of the Government of India [the
GOI], the Reserve Bank of India [the RBI], the
Foreign Investment Promotion Board [the ''FIPB''],
the Securities and Exchange Board of India [the
SEBI], Stock Exchanges and any other appropriate
authorities, institutions or bodies, as may be
necessary, and subject to such conditions as may be
prescribed by any of them in granting such approvals,
 consents, permissions and sanctions which may be
agreed to by the Board of Directors of the Company
[hereinafter referred to as the ''Board'' which term
shall be deemed to include any committee thereof,
constituted or to be constituted], in its absolute
discretion, to create, offer, issue and allot, in one
 or more tranches, Equity Shares or Fully Convertible
 Debentures [FCDs]/Partly Convertible Debentures
[PCDs]/OptionalIy Convertible Debentures [OCDs] or
any other securities, which are convertible into or
exchangeable with the Equity Shares of the Company
[hereinafter collectively referred to as Other
Specified Securities and together with Equity Shares
referred to as the 'Specified Securities' within the
meaning of the SEBI Guidelines] or any combination of
 Specified Securities as may be decided by the Board,
 for an amount up to USD 600 million or its Indian
Rupee equivalent, inclusive of such premium, as may
be formalized by the Board, to Qualified
Institutional Buyers [as defined in the SEBI
[Disclosure and Investor Protection] Guidelines,
2000, pursuant to a Qualified Institutions Placement,
 as provided under the SEBI Guidelines at such price
being not less than the price determined in
accordance with the pricing formula of the
aforementioned SEBI Guidelines and such issue and
allotment to be made on such terms and conditions as
may be decided by the Board at the time of issue or
allotment of the Specified Securities; the relevant
date for the purpose of pricing of the Specified
Securities proposed to be issued in accordance with
the SEBI Guidelines, shall be the date of the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDIAN BANK
  TICKER:                N/A             CUSIP:     Y39228112
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet of                       ISSUER          YES          FOR               FOR
the bank as at 31 MAR 2009, and the profit and loss
account for the YE on the date, the report of the
Board of Directors on the working and activities of
the Bank for the period covered by the accounts and
the Auditors report on the balance of sheet and
accounts

PROPOSAL #2.: Declare a dividend for the YE 31 MAR                         ISSUER          YES          FOR               FOR
2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDOFOOD AGRI RES LTD
  TICKER:                N/A             CUSIP:     Y3974E108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and accounts for the YE 31 DEC 2008 and the Auditors
 report thereon

PROPOSAL #2.: Approve the Directors'  fees of SGD                          ISSUER          YES          FOR               FOR
285,000 [2007: SGD 217,000] for the YE 31 DEC 2008

PROPOSAL #3.A: Re-elect Mr. Mark Julian Wakeford as a                      ISSUER          YES          FOR               FOR
 Director, who retire under Article 117 of the
Company's Articles of Association

PROPOSAL #3.B: Re-elect Mr. Gunadi as a Director, who                      ISSUER          YES          FOR               FOR
 retire under Article 117 of the Company's Articles
of Association

PROPOSAL #3.C: Re-elect Mr. Lee Kwong Foo Edward as a                      ISSUER          YES          FOR               FOR
 Director, who retire under Article 117 of the
Company's Articles of Association

PROPOSAL #3.D: Re-elect Mr. Lim Hock San as a                              ISSUER          YES          FOR               FOR
Director, who retire under Article 117 of the
Company's Articles of Association

PROPOSAL #4.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Company's Auditors and authorize the Directors to
fix their remuneration

PROPOSAL #5.: Authorize the Directors to issue shares                      ISSUER          YES          FOR               FOR
 in the Company [Shares] whether by way of rights,
bonus or otherwise; and/or make or grant offers,
agreements or options [collectively, Instruments]
that might or would require Shares to be issued
during the continuance of this authority or
thereafter, including but not limited to the creation
 and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
Shares, at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may, in their absolute discretion,
deem fit; and issue Shares in pursuance of any
Instrument made or granted by the Directors while
such authority was in force [notwithstanding that
such issue of Shares pursuant to the instruments may
occur after the expiration of the authority contained
 in this resolution], Provided that: the aggregate
number of the Shares to be issued pursuant to such
authority [including the Shares to be issued in
pursuance of instruments made or granted pursuant to
such authority], does not exceed 50% of the total
number of issued Shares [as specified], and provided
further that where shareholders of the Company
[Shareholders] with registered addresses in Singapore
 are not given the opportunity to participate in the
same on a pro-rata basis, then the Shares to be
issued under such circumstances [including the Shares
 to be issued in pursuance of instruments made or
granted pursuant to such authority] shall not exceed
20% of the total number of issued Shares [as
specified]; [subject to such manner of calculation as
 may be prescribed by the Singapore Exchange
Securities Trading Limited [the SGX-ST ]] for the
purpose of determining the aggregate number of the
Shares that may be issued under paragraph [iii]
above, the percentage of the issued Shares shall be
based on the issued Shares of the Company [excluding
treasury shares] at the time such authority was
conferred, after adjusting for new Shares arising
from the conversion or exercise of any convertible
securities; new Shares arising from exercising share
options or the vesting of share awards which are
outstanding or subsisting at the time such authority
was conferred; and any subsequent consolidation or
subdivision of the Shares; and, in relation to an
instrument, the number of Shares shall be taken to be
 that number as would have been issued had the rights
 therein been fully exercised or effected on the date
 of the making or granting of the instrument; and
[Authority expired earlier the conclusion of the next
 AGM of the Company or the date by which the next AGM

PROPOSAL #6.: Authorize the Director, subject to and                       ISSUER          YES          FOR               FOR
pursuant to the share issue mandate in Resolution 5
being obtained, to issue Shares on a non pro-rata
basis at a discount of not more than 20% to the
weighted average price of the Shares for trades done
on the SGX-ST [calculated in the manner as may be
prescribed by the SGX-ST]

PROPOSAL #7.: Approve the purposes of Chapter 9 of                         ISSUER          YES          FOR               FOR
the listing manual of the SGX-ST, for the Company,
its subsidiaries and target associated Companies [if
any] that are entities at risk [as the term is used
in Chapter 9], or any of them, to enter into any of
the transactions falling within the types of
interested person transactions set out in the
Company's appendix dated 09 APR 2009 [the  Appendix]
with any party who is of the class of interested
persons described in the Appendix provided that such
transactions are made at arm's length, on normal
Commercial terms and are not prejudicial to the
interests of the Company and its minority
shareholders and in accordance with the review
procedures for such interested person transactions as
 set out in the Appendix [the  IPT  Mandate ];
[Authority expired the continue in force until the
next AGM of the Company]; Authorize the Directors of
the Company to complete and do all such acts and
things [including executing all such documents as may
 be required] as they may consider expedient or
necessary in the interests of the Company to give

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Sections 76C and 76E of the Act,
 to purchase or otherwise acquire issued ordinary
shares in the capital of the Company [the Shares] not
 exceeding in aggregate the Prescribed Limit means
10% of the issued ordinary share capital of the
Company as at the date of the passing of this
Ordinary Resolution [excluding treasury shares]; at
such price or prices as may be determined by the
Directors from time to time up to the Maximum Price
in relation to a Share to be purchased, means an
amount [excluding brokerage, stamp duties,
commission, applicable goods and services tax and
other related expenses] not exceeding in the case of
an On-Market Share Purchase, 105% of the Average
Closing Price; and in the case of an Off-Market Share
 Purchase, 110% of the Average Closing Price [as
specified] whether by way of off-market purchases
[each, an Off-Market Share Purchase] effected in
accordance with any equal access scheme(s) as may be
determined or formulated by the Directors as they may
 consider fit, which scheme(s) shall satisfy all the
conditions prescribed by the Act; and/or on-market
purchases [each an On-Market Share Purchase] on the
Singapore Exchange Securities Trading Limited [the
SGX-ST], and otherwise in accordance with all other
laws and regulations and rules of the SGX-ST as may
for the time being be applicable, [the Share Purchase
 Mandate] Average Closing Price means the average of
the closing market prices of a Share over the last 5
Market Days [Market Day being a day on which the SGX-
ST is open for securities trading], on which
transactions in the Shares were recorded, immediately
 preceding the date of making the On-Market Share
Purchase or, as the case may be, the date of making
an announcement for an offer pursuant to the Off-
Market Share Purchase, and deemed to be adjusted for
any corporate action that occurs after the relevant 5
 Market Days to do all such acts and things
[including executing such documents as may be
required] as they and/or he may consider necessary,
expedient, incidental or in the interests of the
Company to give effect to the transactions
contemplated and/or authorized by this ordinary
resolution [Authority expires the earlier of the date
 on which the next AGM of the Company is held or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDRA SISTEMAS SA, MADRID
  TICKER:                N/A             CUSIP:     E6271Z155
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Examination and approval of the annual                       ISSUER          YES          FOR               FOR
accounts and management report [including the
formation in Article 116 BIS of the Spanish Stock
Market Law and the annual corporate governance
report] of Indra Sistemas, S.A. and its Consolidated
Group, corresponding to the FY closed on 31 DEC 2008,
 as well as the proposal for the allocation of results

PROPOSAL #2.: Approval of the Management by the Board                      ISSUER          YES          FOR               FOR
 of Directors

PROPOSAL #3.: Approval as merger balance of the                            ISSUER          YES          FOR               FOR
balance sheet approved in the first point of the
agenda, approval of the merger of Euro Quality, S.L.
[Sole Shareholder Company], as absorbed Company, and
Indra Sistemas SA. as absorbing Company, in
accordance with the Merger Project approved by their
respective administration bodies, approval of
submitting the merger to the tax neutral regime
regulated in the Spanish Corporation Tax Act

PROPOSAL #4.1: To ratify the appointment as the                            ISSUER          YES          FOR               FOR
Director by Cooptation of Salvador Gabarro Serra,
agreed by the Board of Directors on 26 MAR 2009 and
to appoint him for a statutory three year period and
with the condition od proprietary Director
representing the share interest of Union Fenosa
Personal date of Mr. Gabarro will be provided in the
resolution for the purpose of his recording in the

PROPOSAL #4.2: To ratify the appointment as the                            ISSUER          YES          FOR               FOR
Director by Cooptation of Rafael Villaseca, agreed by
 the Board of Directors on 14 MAY 2009 and to appoint
 him for a statutory three year period and with the
condition od proprietary Director representing the
share interest of Union Fenosa. Personal data of Mr.
Villaseca will be provided in the resolution for the
purpose of his recording in the Commercial registry

PROPOSAL #4.3: To approve the dismissal of Pedro                           ISSUER          YES          FOR               FOR
Ramon Y Cajal with his express consent, Mr. Ramon Y
Cajal ends his office in application of the rotation
criteria for the Independent Directors approved by
the Board, leaving expressly stated in the minutes
the thanks of the Board for the performance in his
functions during the period of his mandate

PROPOSAL #4.4: To appoint Daniel Garcia -Pita Peman                        ISSUER          YES          FOR               FOR
as the Director of the Company for the statutory
period of 3 years and with the condition of
Independent Director, personal data of the candidate
will be provided in the resolution for the purpose of
 his recording in the Commercial Registry

PROPOSAL #5.: Authorization of the Board of Directors                      ISSUER          YES          FOR               FOR
 to acquire treasury stock, directly or through
Subsidiary Companies

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
individual and consolidated annual accounts and
management reports of the 2009 FY

PROPOSAL #7.: Authorization for notarization and                           ISSUER          YES          FOR               FOR
public filling

PROPOSAL #8.: Annual report on compensation of the                         ISSUER          YES          FOR               FOR
Directors and the Senior Management

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIA MACCHINE AUTOMATICHE IMA SPA
  TICKER:                N/A             CUSIP:     T54003107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Directors and the                       ISSUER          NO           N/A               N/A
Auditors report financial statement at 31 DEC 2008,
any adjournment thereof

PROPOSAL #2.: Approve the partial reserve                                  ISSUER          NO           N/A               N/A
distribution to shareholders, any adjournment thereof

PROPOSAL #3.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares, any adjournment thereof

PROPOSAL #4.: Appoint the Board of Directors, approve                      ISSUER          NO           N/A               N/A
 the determination of its components, any adjournment
 thereof

PROPOSAL #5.: Amend the commitment to Audit Firm for                       ISSUER          NO           N/A               N/A
years 2009-2012

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUSTRIAS CH SAB DE CV
  TICKER:                N/A             CUSIP:     P52413138
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Receive the report from the Chief                            ISSUER          YES          FOR               FOR
Executive Officer of the group, report from the Board
 of Directors, presentation of the individual and
consolidated financial statements of Industrias C.H.,
 S.A.B. De C.V., for the 2008 FY and report of
purchase and placement transactions with the
Company's own shares, report from the audit and
Corporate practices Committee, report on compliance
with tax obligations; resolutions regarding the
information presented and the activity of the Board

PROPOSAL #II.: Approve the allocation of profit, and                       ISSUER          YES          FOR               FOR
definition of the amount of funds that may be
allocated to the purchase of the Company's own shares
 during the current FY

PROPOSAL #III.: Appoint the Members who will make up                       ISSUER          YES          FOR               FOR
the Board of Directors, the Executive Committee, of
those who will make up the audit and Corporate
Practices Committee, of the secretary, as well as the
 determination of their remuneration

PROPOSAL #IV.: Approve the designation of delegates                        ISSUER          YES          FOR               FOR
who will carry out the resolutions passed by this
meeting and if relevant formalize them as appropriate

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INDUTRADE AB
  TICKER:                N/A             CUSIP:     W4939U106
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Klaes Edhall, Lawyer                         ISSUER          NO           N/A               N/A
[Sw. advokat] as the Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to check the                      ISSUER          NO           N/A               N/A
 minutes

PROPOSAL #6.: Resolution as to whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #7.: Report of the work of the Board of                           ISSUER          NO           N/A               N/A
Directors and its Committees

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
of the consolidated annual report and in connection
thereto the Presidents presentation of the Group's
business

PROPOSAL #9.: Presentation of the audit report and                         ISSUER          NO           N/A               N/A
the audit report for the group and the Auditors
statement regarding whether the Company has complied
with the guidelines for remuneration to Senior
Executives that have applied since the last AGM

PROPOSAL #10.A: Adopt the income statement and                             ISSUER          YES          FOR               FOR
balance sheet and the consolidated income statement
and consolidated balance sheet

PROPOSAL #10.B: Approve the appropriations of the                          ISSUER          YES          FOR               FOR
Company's earnings under the adopted balance sheet

PROPOSAL #10.C: Approve the dividend of SEK 6.40 per                       ISSUER          YES          FOR               FOR
share; and 07 MAY 2009 is proposed to be the record
date for the payment of dividend

PROPOSAL #10.D: Grant discharge of liability to the                        ISSUER          YES          FOR               FOR
Company for the Directors and the President

PROPOSAL #11.: Report on the work of the Nomination                        ISSUER          NO           N/A               N/A
Committee

PROPOSAL #12.: Approve the Board of Directors be                           ISSUER          YES          FOR               FOR
reduced by 1 Member to consist of 7 Directors and no
deputies for the coming mandate period

PROPOSAL #13.: Approve the fee levels for the Board                        ISSUER          YES          FOR               FOR
of Directors are proposed to be unchanged, meaning
that the fees shall in total amount to SEK 1,425,000,
 of which SEK 400,000 to the Chairman of the Board,
SEK 200,000 to each of the other Directors not
employed by the Company and SEK 25,000 to the
Chairman of the Audit Committee, except for the fee
to the Chairman of the Audit Committee, no additional
 fees will be paid for committee work

PROPOSAL #14.: Elect Messrs. Bengt Kjell, Ulf                              ISSUER          YES          FOR               FOR
Lundahl, Eva Famstrand, Michael Bertorp, Owe
Andersson, Johnny Alvarsson and Gerald Engstrom as
the Board of Directors; and Mr. Mats Jansson has
declined re-election; re-elect Mr. Bengt Kjell as the
 Chairman of the Board

PROPOSAL #15.: Approve on fees to the Auditors                             ISSUER          YES          FOR               FOR

PROPOSAL #16.: Approve the instruction for the                             ISSUER          YES          FOR               FOR
Nomination Committee as specified

PROPOSAL #17.: Approve the Boards proposed guidelines                      ISSUER          YES          FOR               FOR
 for the remuneration and other terms of employment
of the Senior Management as specified

PROPOSAL #18.: Authorize the Board to, during the                          ISSUER          YES          FOR               FOR
time until the next AGM, at one or several occasions,
 resolve on issuance of not more than 4,000,000
shares and to deviate from the shareholders' right of
 pre-emption, the Board shall only be allowed to
resolve on the issuance of new shares against
consideration in kind or set-off of claims, set-off
of claims shall only be possible against promissory
notes issued by the Company as consideration for
shares acquired by the Company in an enterprise,
issuance of new shares shall be made in accordance
with market conditions, the purpose of the
authorization and the reason to deviate from the
shareholders' right of pre-emption is to make
possible (i) the acquisitions of shares in other
enterprises against consideration in the form of new
shares in the Company [consideration in kind], or
(ii) set-off of claims relating to the acquisition of
 shares in an enterprise against newly issued shares
in the Company, Should the authorization be utilized
in full, it will correspond to a dilution of
approximately ten percent of the total number of

PROPOSAL #19.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFORMA PLC, LONDON
  TICKER:                N/A             CUSIP:     G4771A117
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors Report and the                         ISSUER          YES          FOR               FOR
accounts for the year ended 31 DEC 2009 and the
Auditors report on the accounts

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. D. Mapp as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Peter Rigby as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Adam Walker as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Dr. Pamela Kirby as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. John Davis as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Dr. Brendan ONeill as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #9.: Approve the Directors Remuneration                           ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint Deloitte LLP as the                              ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #11.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #12.: Grant authority to increase the                             ISSUER          YES          FOR               FOR
authorized share capital

PROPOSAL #13.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #14.: Approve the amendment to the rules of                       ISSUER          YES          FOR               FOR
the LTIP

PROPOSAL #S.15: Approve the 14 clear days notice for                       ISSUER          YES          FOR               FOR
the general meetings

PROPOSAL #S.16: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
statutory pre emption rights

PROPOSAL #S.17: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFORMA PLC, LONDON
  TICKER:                N/A             CUSIP:     G4771A117
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors to carry the                        ISSUER          YES          FOR               FOR
Scheme into effect approve reduction and subsequent
increase in share capital apply credit in paying up
Informa new ordinary shares issue equity with pre-
emptive rights reclassify shares and Amend the
Articles of Association

PROPOSAL #S.2: Approve reduction of share capital of                       ISSUER          YES          FOR               FOR
new Informa by canceling and extinguishing paid up
capital (26.9 pence on each issued ordinary share)
and by reducing the nominal value of each ordinary
share to 0.1 pence cancel new Informa's share premium

PROPOSAL #S.3: Approve to change the Company name to                       ISSUER          YES          FOR               FOR
Informa Group Plc

PROPOSAL #S.4: Approve delisting of the Informa                            ISSUER          YES          FOR               FOR
shares from the Official List

PROPOSAL #5.a: Approve the Informa 2009 Investment                         ISSUER          YES          FOR               FOR
Plan
PROPOSAL #5.b: Approve the Informa 2009 US Stock                           ISSUER          YES          FOR               FOR
Purchase Plan

PROPOSAL #5.c: Approve the Informa 2009 Management                         ISSUER          YES          FOR               FOR
Long Term Incentive Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFORMA PLC, LONDON
  TICKER:                N/A             CUSIP:     G4771A117
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                            ISSUER          YES          FOR               FOR
proposed to be made between the Company and the
Holders of the Scheme Shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INFORTREND TECHNOLOGY INC
  TICKER:                N/A             CUSIP:     Y40829106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution.                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3.2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend 40
for 1000 shares held

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of Monetary loans

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the rules of                        ISSUER          YES          FOR               FOR
the election rules of the Directors and the

PROPOSAL #B.8.1: Elect Mr. Luo, Shi-Dong as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8.2: Elect Mr. Lai, Ting-Hua as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8.3: Elect Mr. Bao, Chong-Hua as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #B.8.4: Elect Mr. Lee, Ze-Han as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8.5: Elect Mr. Hou, Rui-Fu as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8.6: Elect Mr. Lu, Jin-Zhi as a Supervisor                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8.7: Elect Mr. Lee, Hui-Fang as a                              ISSUER          YES        AGAINST           AGAINST
Supervisor

PROPOSAL #B.8.8: Elect Mr. Chen, Liang-Yin as a                            ISSUER          YES        AGAINST           AGAINST
Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participantion in competitive business

PROPOSAL #B.10: Others issues and extraordinary                            ISSUER          YES        AGAINST           AGAINST
proposals

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INMARSAT PLC, LONDON
  TICKER:                N/A             CUSIP:     G4807U103
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the accounts of the Company  for the YE 31 DEC
2008, incorporating the Auditors report on those

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare the final dividend for the YE                        ISSUER          YES          FOR               FOR
31 DEC 2008 of 18.20 cents [USD] per ordinary share
recommended by the Directors payable on 29 MAY 2009
to the holders of the ordinary shares whose names are
 on the register of the Member of the Company at the
close of business on 15 MAY 2009

PROPOSAL #4.: Re-appoint Deloitte LLP at the                               ISSUER          YES          FOR               FOR
Auditors, until the conclusion of the next general
meeting of the Company at which accounts are laid
before the Members

PROPOSAL #5.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors of the Company

PROPOSAL #6.: Re-appoint Admiral James Ellis Jr.                           ISSUER          YES          FOR               FOR
[Rtd] as an Independent Non-Executive Director of the

PROPOSAL #7.: Re-appoint Ms. Kathleen Flaherty as an                       ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #8.: Re-appoint Mr. Rick Medlock as an                            ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #9.: Authorize the Company and those                              ISSUER          YES          FOR               FOR
Companies which are subsidiaries of the Company at
any time during the period for which this resolution
has effect, for the purpose of Section 366 of the
Companies Act 2006 [the 2006 Act], during the passing
 of this resolution, to make political donations to
political parties, and/or independent election
candidates; to make political donations to political
organizations other than political parties; and to
incur political expenditure and, up to an aggregate
nominal amount of GBP 200,000 and the total amount
authorized under each of shall limited to GBP
100,000; [Authority expires the earlier of the
conclusion of the AGM of the Company to be held in
2010 or 30 JUN 2010]

PROPOSAL #S.10: Approve that a general meetings other                      ISSUER          YES          FOR               FOR
 than AGM may be called on not less than 14 clear
day's notice

PROPOSAL #11.: Authorize the Board, in substitution                        ISSUER          YES          FOR               FOR
for any existing authority, to allot relevant
securities [the Companies Act 1985 [the 1985 Act]] up
 to an aggregate nominal amount of EUR 76,000; and
relevant securities comprising equity securities [as
specified in the 1985 Act] up to an aggregate nominal
 amount of EUR 153,000 [such amount to be reduced by
the aggregate nominal amount of relevant securities
issued of this resolution]; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 30 JUN 2010]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior
 to such expiry

PROPOSAL #S.12: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for any existing authority, subject to
the passing of Resolution 11, to allot equity
securities [as specified in the 1985 Act] for cash
pursuant to the authority conferred by Resolution 11,
 disapplying the statutory pre-emption rights
[Section 89[1], provided that this power is limited
to the allotment of equity securities: a) in
connection with a rights issue in favor of ordinary
shareholders; b) up to an aggregate nominal amount of
 EUR 11,400; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 30 JUN
2010]; and the Directors may allot equity securities
after the expiry of this authority in pursuance of
such an offer or agreement made prior to such expiry

PROPOSAL #S.13: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163[3] of the Act] of up to 43.65
 million ordinary shares of 9.5% of the Company's
issued ordinary share capital, at a minimum price of
EUR 0.0005 and up to 105% of the average middle
market quotations for such shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 31 JUN 2010]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERCELL AG, WIEN
  TICKER:                N/A             CUSIP:     D3707Q108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts of the                           ISSUER          YES          FOR               FOR
Company, the annual report of the Management Board
for the business year 2008, as well as the
consolidated annual accounts and annual report of the
 group on the business year 2008 and the report of
the Supervisory Board for the business year 2008

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Management Board for the business year 2008

PROPOSAL #3.A: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board for the business year 2008

PROPOSAL #3.B: Approve the remuneration for the                            ISSUER          YES          FOR               FOR
Members of the Supervisory Board for the business
year 2008

PROPOSAL #4.A: Approve to grant of stock options as                        ISSUER          YES        AGAINST           AGAINST
remuneration to the Members of the Company's
Supervisory Board; authorize the Management Board, to
 negotiate and execute the contracts necessary for
this purpose; submission of the report by the
Management Board pursuant to Section 98 Paragraph 3
in connection with Section 159 Paragraph 2 No. 3 AKtG
 [Austrian Stock Corporation Act]

PROPOSAL #4.B: Approve to grant of up to 2,000,000                         ISSUER          YES          FOR               FOR
options which qualify as incentive stock options
under the United States Internal Revenue Code of
1986, as amended, to employees of Intercell USA, Inc.
 under the existing Employee Stock Option Plan 2008
and the Employee Stock Option Plan 2008 for Options
Issued in Substitution of Iomai Corporation 2005 plan

PROPOSAL #5.: Elect the Auditor and the Group Auditor                      ISSUER          YES          FOR               FOR
 for the business year 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERNATIONAL GAMES SYSTEM CO LTD
  TICKER:                N/A             CUSIP:     Y41065106
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The proposal of merger with the                             ISSUER          NO           N/A               N/A
subsidiary

PROPOSAL #A.5: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 10 per share

PROPOSAL #B31.1: Elect Mr. Lee, Ko-Chu, Shareholder                        ISSUER          YES          FOR               FOR
No: 2 as a Director

PROPOSAL #B31.2: Elect Mr. Chiang, Shun-Chen,                              ISSUER          YES          FOR               FOR
Shareholder No: 1 as a Director

PROPOSAL #B31.3: Elect Mr. Chen, A-Chien, Shareholder                      ISSUER          YES          FOR               FOR
 No: 18 as a Director

PROPOSAL #B31.4: Elect Mr. Psao, Chun-Chieh,                               ISSUER          YES          FOR               FOR
Shareholder No: 16 as a Director

PROPOSAL #B31.5: Elect Mr. Wang, Wan-Hsui,                                 ISSUER          YES          FOR               FOR
Shareholder No: 5 as a Director

PROPOSAL #B32.1: Elect Mr. Chang, Wei-Chen, ID No:                         ISSUER          YES          FOR               FOR
Q121637716 as a Supervisor

PROPOSAL #B32.2: Elect Mr. Lin, Hsing-Chen,                                ISSUER          YES          FOR               FOR
Shareholder No: 15 as a Supervisor

PROPOSAL #B32.3: Elect Mr. Tsan-Hua, Shareholder No:                       ISSUER          YES          FOR               FOR
257 as a Supervisor

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and capital reserves; proposed
 stock dividend: 50 shares for 1,000 shares held;
proposed bonus issue: 50 shares for 1,000 shares held

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.8: Other issues                                                ISSUER          YES          FOR             AGAINST

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERNATIONAL PERSONAL FINANCE PLC, LEEDS
  TICKER:                N/A             CUSIP:     G4906Q102
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES          FOR               FOR
audited financial statements

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Craig Shannon as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Christopher Rodriguez as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #6.: Re-elect Mr. Tony Hales as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #8.: Authorize the remuneration of the                            ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #9.: Approve the New Deferred Bonus and                           ISSUER          YES          FOR               FOR
Share Matching Plan

PROPOSAL #10.: Authorize the Directors' to allot                           ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.11: Approve to disapply pre-emption                            ISSUER          YES          FOR               FOR
rights in certain circumstances

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve to permit meetings other than                      ISSUER          YES          FOR               FOR
 Annual General Meetings to be held on 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERPUMP GROUP SPA, SANT'ILARIO (RE)
  TICKER:                N/A             CUSIP:     T5513W107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: financial statement at 31 DEC                       ISSUER          NO           N/A               N/A
2008; Board of Directors and the Auditors report;
consolidated financial statement at 31 DEC 2008;
Board of Directors and Auditors report; any
adjournment thereof

PROPOSAL #2.: Approve the emoluments of the Directors                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Grant authority to the buy back                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERSEROH AG, KOELN
  TICKER:                N/A             CUSIP:     D3621X106
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 4,308,854.56 as follows:
payment of a dividend of EUR 0.14 per no-par share
EUR 2,931,254.56 shall be allocated to the revenue
reserves ex-dividend and payable date: 25 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: KPMG AG, Cologne

PROPOSAL #6.: Remuneration for the Supervisory Board                       ISSUER          NO           N/A               N/A
for the period from 24 SEP 2008 to 31 DEC 2008 each
Member of the Supervisory Board shall receive a fixed
 remuneration of EUR 8,114.75, the Chairman of the
Supervisory Board and the Deputy Chairman shall each
receive one and a half times this amount furthermore,
 Board Members [excluding the Chairman of the
Supervisory Board and the Deputy Chairman] who are
also Committee Members [excluding the Nomination
Committee] shall receive an additional EUR 2,704.08
for their membership

PROPOSAL #7.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association, as follows: Section 16(4), deletion,
Section 11(3), deletion, Section 3, regarding the
adjustment of the object of the Company Section 15,
regarding the use of electronic means of
communication for Supervisory Board meetings

PROPOSAL #8.: Election of Dr. Werner Holzmayer to the                      ISSUER          NO           N/A               N/A
 Supervisory Board

PROPOSAL #9.: Election of Mr. Friedrich Joachim                            ISSUER          NO           N/A               N/A
Edmund Hunold to the Supervisory Board

PROPOSAL #10.: Election of Mr. Friedrich Carl Janssen                      ISSUER          NO           N/A               N/A
 to the Supervisory Board

PROPOSAL #11.: Election of Mr. Roland Junck to the                         ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #12.: Election of Friedrich Dr. Eric                              ISSUER          NO           N/A               N/A
Schweitzer to the Supervisory Board

PROPOSAL #13.: Election of Mr. Peter Zuehlsdorff to                        ISSUER          NO           N/A               N/A
the Supervisory Board

PROPOSAL #14.: Authorization to acquire own shares                         ISSUER          NO           N/A               N/A
the Company shall be authorized to acquire own shares
 of up to EUR 2,558,400, at prices deviating neither
more than 10 % from the market price of the shares if
 the shares are acquired through the stock exchange,
nor more than 20%, if they are acquired by way of a
repurchase offer, on or before 24 DEC 2010 the Board
of Managing Directors shall be authorized to use the
shares for mergers and acquisitions, to dispose of
the shares in a manner other than the stock exchange
or a rights offering if the shares are sold at a
price not materially below their market price, and to
 retire the shares

PROPOSAL #15.: Approval of the profit transfer                             ISSUER          NO           N/A               N/A
agreement with the Company's wholly-owned subsidiary,
 Interseroh Hansa Recycling GmbH, effective for a
period of at least 5 years

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERSERVE PLC, TWYFORD
  TICKER:                N/A             CUSIP:     G49105102
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and balance                             ISSUER          YES          FOR               FOR
sheets, and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Lord Blackwell as a                             ISSUER          YES          FOR               FOR
Director, who retires from the Board by rotation

PROPOSAL #5.: Re-elect Mr. T.C. Jones as a Director,                       ISSUER          YES          FOR               FOR
who retires from the Board by rotation

PROPOSAL #6.: Re-elect Mr. D.A. Trapnell as a                              ISSUER          YES          FOR               FOR
Director, who retires from the Board by rotation

PROPOSAL #7.: Re-elect Mr. D.A. Thorpe as a Director,                      ISSUER          YES          FOR               FOR
 who retires from the Board in accordance with the
Company's Articles of Association

PROPOSAL #8.: Re-appoint Deloitte LLP [formerly                            ISSUER          YES          FOR               FOR
Deloitte & Touche LLP] as the Auditors of the Company
 in pursuance of a recommendation by the Audit
Committee, to hold office until the conclusion of the
 next general meeting at which financial statements
are laid before the Company

PROPOSAL #9.: Authorize the Directors, acting through                      ISSUER          YES          FOR               FOR
 the Audit Committee, to determine the remuneration
of the Auditors

PROPOSAL #10.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 of the Companies Act 2006, that are
subsidiaries of the Company at any time during the
period for which this resolution has effect, to: a)
make political donations to political parties or
independent election candidates not exceeding GBP
50,000 in total; b) make political donations to
political organizations other than political parties
not exceeding GBP 50,000 in total; and c) incur
political expenditure not exceeding GBP 50,000 in
total, provided that the aggregate amount of any such
 donation or expenditure made and incurred by the
Company and its subsidiaries shall not exceed GBP
50,000 during the period beginning with the date of
the passing of this resolution up to and including
the conclusion of the AGM in 2010, for the purposes
of this resolution, the terms political donations,
political parties, independent election candidates,
political organizations and political expenditure
have the meanings set out in Sections 363 to 365 of
the Companies Act 2006

PROPOSAL #11.: Authorize the Directors, the                                ISSUER          YES          FOR               FOR
Interserve Sharesave Scheme 2009 [the Sharesave
Scheme], the principal terms of which are summarized
in Appendix II to this Notice and the draft rules of
which are produced to the AGM and signed by the
Chairman for the purposes of identification, to: a)
do all such things as they may consider necessary or
expedient to implement the Sharesave Scheme,
including making such amendments as may be necessary
to take account of the requirements of HM Revenue &
Customs and/or to obtain such other approvals as the
Directors may consider necessary or desirable and to
adopt the Sharesave Scheme as so amended; b)
establish schedules to the Sharesave Scheme and/or
further schemes for the benefit of employees outside
the UK, based on the Sharesave Scheme but modified to
 take account of local tax, exchange control or
securities laws in overseas territories, provided
that any shares made available under such schedules
or further schemes are treated as counting against
the limits on individual or overall participation in
the Sharesave Scheme; and c) vote and be counted in
the quorum at any meeting at which any matter
concerned with the Sharesave Scheme is considered
[except that a director may not be counted in the
quorum or vote on their own participation] and any
prohibition on voting contained in the Articles of

PROPOSAL #12.: Authorize the Directors, the                                ISSUER          YES          FOR               FOR
Interserve Share Incentive Plan 2009 [the SIP], the
principal terms of which are summarized in Appendix
II to this Notice and the draft rules of which are
produced to the AGM and signed by the Chairman for
the purposes of identification, to: a) do all such
things as they may consider necessary or expedient to
 implement the SIP, including making such amendments
as may be necessary to take account of the
requirements of HM Revenue & Customs and best
practice and/or to obtain such other approvals as the
 Directors may consider necessary or desirable and to
 adopt the SIP as so amended; b) establish schedules
to the SIP and/or further schemes for the benefit of
employees outside of the UK, based on the SIP but
modified to take account of local tax, exchange
control or securities laws in overseas territories,
provided that any shares made available under such
schedules or further schemes are treated as counting
against the limits on individual or overall
participation in the SIP; and c) vote and be counted
in the quorum at any meeting at which any matter
concerned with the SIP is considered (except that a
Director may not be counted in the quorum or vote on
their own participation) and any prohibition on
voting contained in the Articles of Association of

PROPOSAL #13.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company to GBP 21,000,000 by the
 creation of an additional 60,000,000 ordinary shares
 of 10p each

PROPOSAL #14.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, in substitution for all existing
authorities, to allot: a) relevant securities (within
 the meaning of section 80 of the Companies Act 1985)
 up to an aggregate nominal amount of GBP 4,166,795;
and b) equity securities (within the meaning of
section 94 of the said Act) in connection with a
rights issue in favour of shareholders where the
equity securities respectively attributable to the
interests of all shareholders are proportionate (as
nearly as may be) to the respective numbers of shares
 held by them up to an aggregate nominal amount of
GBP 8,333,591 (including within such limit any shares
 issued under (a) above); [Authority shall expire at
the conclusion of the AGM of the Company in 2010],
save that the Company may before such expiry make an
offer or agreement which would or might require
relevant securities to be allotted after such expiry
and the Directors may allot relevant securities in
pursuance of such offer or agreement as if the
authority conferred hereby had not expired

PROPOSAL #S.15: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for all existing powers and subject to
and conditionally upon the passing of Resolution 14,
pursuant to section 95(1) of the Companies Act 1985
to allot equity securities (within the meaning of
section 94(2) of the said Act) for cash pursuant to
the authority conferred by that resolution and/or to
sell relevant shares (as defined in section 94(5) of
that Act) held by the Company as treasury shares
(within the meaning of section 162A of that Act) for
cash (as defined in section 162D of that Act), or
partly in one way and partly in the other, in each
case as if section 89(1) of the said Act did not
apply to any such allotment, provided that the power
hereby conferred shall be limited: a) to the
allotment of equity securities (but in the case of an
 allotment under paragraph (b) of Resolution 14, by
way of a rights issue only) in connection with a
rights issue, open offer or any other pre-emptive
offer of equity securities in favour of shareholders
where the equity securities respectively attributable
 to the interests of all shareholders are
proportionate (as nearly as may be) to their holdings
 of such shares subject to such exclusions or other
arrangements as the Directors may consider necessary
or expedient to deal with fractional entitlements,
statutory restrictions or legal or practical problems
 under or resulting from the application of the laws
of any territory or the requirements of any
recognized regulatory body or stock exchange in any
territory; and b) to the allotment of equity
securities pursuant to the authority granted by
paragraph (a) of Resolution 14 and/or a sale of
relevant shares held by the Company as treasury
shares (in each case otherwise than in the
circumstances set out in paragraph (a) of this
Resolution 15) up to an aggregate nominal amount of
GBP 625,081; [Authority expires at the conclusion of
the AGM of the Company in 2010], save that the
Company may before such expiry make an offer or
agreement which would or might require equity
securities to be allotted, or treasury shares to be
sold, after such expiry and the Directors may allot
equity securities, or sell treasury shares, in
pursuance of such offer or agreement as if the power

PROPOSAL #S.16: Authorize the Directors of the                             ISSUER          YES          FOR               FOR
Company to make market purchases (as defined in
section 163 of the Companies Act 1985) of its
ordinary 10p shares provided that: a) the Company
does not purchase under this authority more than
12,501,637 ordinary shares; b) the Company does not
pay less than the nominal value for each share; c)
the Company does not pay more for each share than an
amount equal to the higher of: i) 105% of the average
 of the middle market price of an ordinary share
according to the Daily Official List of the London
Stock Exchange for the five business days immediately
 preceding the date on which the Company agrees to
buy the shares concerned; and ii) the price
stipulated by Article 5(1) of the Buy-back and
Stabilization Regulation 2003; [Authority shall
expire at the conclusion of the AGM of the Company in
 2010]; and the Company may agree before the
authority terminates under (d) above to purchase
ordinary shares where the purchase will or may be
executed after the authority terminates (either
wholly or in part); the Company may complete such a

PROPOSAL #S.17: Approve that a general meeting of the                      ISSUER          YES          FOR               FOR
 Company [other than an AGM] may be called on not
less than 14 clear days' notice, [Authority shall
expire at the conclusion of the AGM of the Company in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERSHOP HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H42507238
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The explanations about the annual                           ISSUER          NO           N/A               N/A
report 2008 and the annual consolidated financial
statements 2008

PROPOSAL #1.2: Approve the annual report 2008 and the                      ISSUER          NO           N/A               N/A
 annual consolidated financial statements 2008

PROPOSAL #1.3: Approve the annual financial                                ISSUER          NO           N/A               N/A
statements of the Intershop Holding AG

PROPOSAL #1.4: Approve the appropriation of the net                        ISSUER          NO           N/A               N/A
result

PROPOSAL #2.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors and the Management

PROPOSAL #3.: Approve the general changes to the                           ISSUER          NO           N/A               N/A
Articles of Association

PROPOSAL #4.1.a: Re-elect Mr. Felix Fischer                                ISSUER          NO           N/A               N/A

PROPOSAL #4.1.b: Re-elect Mr. Rolf H. Leuenberger                          ISSUER          NO           N/A               N/A

PROPOSAL #4.1.c: Re-elect Ms. Eveline Saupper                              ISSUER          NO           N/A               N/A

PROPOSAL #4.1.d: Approve the co-optation of Mr. Roger                      ISSUER          NO           N/A               N/A
 Beier

PROPOSAL #4.1.e: Approve the co-optation of Mr. Hans-                      ISSUER          NO           N/A               N/A
Peter Ruesch

PROPOSAL #4.2: Re-elect PricewaterhouseCoopers AG,                         ISSUER          NO           N/A               N/A
Winterthur as the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTERTEK GROUP PLC
  TICKER:                N/A             CUSIP:     G4911B108
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report and                      ISSUER          YES          FOR               FOR
 accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 13.7p per ordinary share

PROPOSAL #3.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Wolfhart Hauser as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-elect Mr. Debra Rade as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Christopher Knight as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint KPMG Audit PLC as the                             ISSUER          YES          FOR               FOR
Auditors to the Company

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #9.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities [Section 80 of the Companies Act
1985] and equity securities [Section 94 of the
Companies Act 1985]

PROPOSAL #10.: Authorize the political donations and                       ISSUER          YES          FOR               FOR
expenditure

PROPOSAL #S.11: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities other than pro rata [Section 95 of
the Companies Act 1985

PROPOSAL #S.12: Authorize the Company to buy back its                      ISSUER          YES          FOR               FOR
 own shares [Section 163 of the Companies Act 1985]

PROPOSAL #S.13: Authorize the Company to hold general                      ISSUER          YES          FOR               FOR
 meetings [other than AGM] at 14 days notice

PROPOSAL #S.14: Approve to remove the Company's                            ISSUER          YES          FOR               FOR
authorized share capital and amend the Articles of
Association each with effect from 01 OCT 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTIME DEPARTMENT STORE (GROUP) CO LTD
  TICKER:                N/A             CUSIP:     G49204103
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors of the Company for the YE 31DEC 2008

PROPOSAL #2.: Declare the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.A.1: Re-elect Mr. Ching Siu Leung as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.A.2: Re-elect Mr. Chow Joseph as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.A.3: Re-elect Mr. Li Hui, David as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.A.4: Elect Mr. Yu Ning as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Authorize the Board of Directors fix                        ISSUER          YES          FOR               FOR
the remuneration of the Directors

PROPOSAL #4.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
Auditors and authorize the Board to fix the
remuneration of the Auditors

PROPOSAL #5.: Authorize the Director of the Company,                       ISSUER          YES          FOR               FOR
to repurchase issued shares of USD 0.00001 each in
the capital of the Company subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange [Listing Rules] or
of any other stock exchange as amended from time to
time during the relevant period; the aggregate
nominal amount of the shares of the Company which are
 authorized to be repurchased by the Directors
pursuant to this resolution shall not exceed 10% of
the aggregate nominal amount of the share capital of
the Company in issue as at the date of passing of
this resolution; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by laws or the Company's
Articles of Association to be held]

PROPOSAL #6.: Authorize the Director of the Company,                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with additional shares in
the share capital of the Company and to make or grant
 offers, agreements, options and rights of exchange
or conversion which might require the exercise of
such powers during the relevant period; not exceeding
 20% of the aggregate nominal amount of the issued
share capital of the Company as at the date of
passing of this resolution, otherwise than pursuant
to: i) a Rights Issue [as specified]; or ii) the
share option scheme of the Company approved by the
Stock Exchange; or iii) any scrip dividend or similar
 arrangement providing for the allotment of shares in
 lieu of the whole or part of a dividend on shares of
 the Company in accordance with the articles of
association of the Company from time to time;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by laws or the Company's Articles of

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, to extend the general mandate
 granted to the Directors pursuant to Resolution 6 by
 the addition thereto of an amount representing the
aggregate nominal amount of share capital of the
Company repurchased by the Company under the
authority granted pursuant to Resolution 5, provided
that such amount shall not exceed 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing of this

PROPOSAL #S.8: Amend the Article 2, 6, 23, 37, 53,                         ISSUER          YES          FOR               FOR
80, 82, 90, 91, 92, 93, 94, 95, 97, 101, 104, 107,
108, 111, 158, 209, 211 of the Memorandum of
Association and the Articles of Association of the
Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTRACOM HOLDINGS SA
  TICKER:                N/A             CUSIP:     X3967R125
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          NO           N/A               N/A
statements along with the Board of Directors and the
Auditors' for 2008

PROPOSAL #2.: Approve the dismissal of the Board of                        ISSUER          NO           N/A               N/A
Directors and the Auditors from every compensational
liability for 2008

PROPOSAL #3.: Elect new Independent Non-Executive                          ISSUER          NO           N/A               N/A
Board of Director Member in replacement of the
resigned one

PROPOSAL #4.: Elect the Audit Committee Members                            ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Chartered Auditors for 2009                        ISSUER          NO           N/A               N/A
and approve to determine their remuneration

PROPOSAL #6.: Approve the Board of Directors salaries                      ISSUER          NO           N/A               N/A
 and benefits for 2009

PROPOSAL #7.: Approve the salaries of the Board of                         ISSUER          NO           N/A               N/A
Directors Members linked with labor contracts with
the Company

PROPOSAL #8.: Authorize the Board of Director and the                      ISSUER          NO           N/A               N/A
 Managers to participate in meetings or in the
Administration of linked Companies

PROPOSAL #9.: Various announcements                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTRALOT SA - INTEGRATED IT SYSTEMS AND LOTTERY SE
  TICKER:                N/A             CUSIP:     X3968Y103
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the corporate and consolidated                       ISSUER          NO           N/A               N/A
annual financial statements of the FY 01 JAN 2008 to
31 DEC 2008, in accordance with the international
financial reporting standards, I.F.R.S., after
hearing the relevant Board of Directors reports and
the certified Auditors report regarding the above
mentioned year and decision o n the distribution of
said year profits

PROPOSAL #2.: Grant discharge both the Board of                            ISSUER          NO           N/A               N/A
Directors Members and the certified the Auditor from
any liability for indemnity regarding Company's
administration, the financial statements and the
consolidated financial statements during the fiscal
period under examination, 01 JAN 2008 31 DEC 2008

PROPOSAL #3.: Ratify the election of a new Member of                       ISSUER          NO           N/A               N/A
the Board of Directors in replacement of a resigned
Member

PROPOSAL #4.: Elect the new Board of Directors and                         ISSUER          NO           N/A               N/A
appointment of independent Board of Directors
Members, pursuant to Law 3016/2002, as amended and in
 force; elect new Audit Committee, pursuant to Law

PROPOSAL #5.: Elect regular and alternate certified                        ISSUER          NO           N/A               N/A
Auditors for t he control of the FY 01 JAN 2009 to 31
 DEC 2009 and determine their fees

PROPOSAL #6.: Approve the of remuneration on the                           ISSUER          NO           N/A               N/A
profits and remuneration of the Board of Directors
Members for the FY 2008 and preliminary and
remuneration of Non Executive Members of the Board of
 Directors for the year 2009, pursuant to Article 24
of Codified Law 2190/1920 Article 5 of the Law 301

PROPOSAL #7.: Approve the maximum salary of Board of                       ISSUER          NO           N/A               N/A
Directors Members employed by the Company as for the
financial period 01 JUL 2009 to 30 JUN 2010 pursuant
to Article 23a of Codified Law 2190/1920

PROPOSAL #8.: Authorize both Board of Directors                            ISSUER          NO           N/A               N/A
Members and Company's Directors to participate in the
 Board of Directors or in the administration of other
 affiliated Company's as those Company's are defined
in Article 42 Paragraph E of Codified Law 2190/1920

PROPOSAL #9.: Approve to modify the share buy back                         ISSUER          NO           N/A               N/A
program by the Company that was decided at the OGM
dated 06 MAY 2008, pursuant to Article 16 of Codified
 Law 2190/1920, regarding the maximum an d the
minimum limits of the price F or their acquisition
and in order t o provide for the possibility of
holding the share for future acquisition of shares of

PROPOSAL #10.: Approve to issue the convertible bond                       ISSUER          NO           N/A               N/A
loan and granting of authorization to the Board of
Directors for determining the specific terms of the
convertible bond loan

PROPOSAL #11.: Announcements                                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTRALOT SA - INTEGRATED IT SYSTEMS AND LOTTERY SE
  TICKER:                N/A             CUSIP:     X3968Y103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issuance of convertible                          ISSUER          NO           N/A               N/A
bond and authorize the Board of Directors to
determine the special terms of the respective

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTRALOT SA - INTEGRATED IT SYSTEMS AND LOTTERY SE
  TICKER:                N/A             CUSIP:     X3968Y103
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issuance of convertible                          ISSUER          NO           N/A               N/A
bond and authorize the Board of Directors to
determine the special terms of the respective

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INTRUM JUSTITIA AB, NACKA
  TICKER:                N/A             CUSIP:     W4662R106
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Lars Lundquist as a                          ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to sign the                       ISSUER          NO           N/A               N/A
minutes

PROPOSAL #6.: Determination as to whether the meeting                      ISSUER          NO           N/A               N/A
 has been duly convened

PROPOSAL #7.: Submission of the annual accounts and                        ISSUER          NO           N/A               N/A
the Auditor's report, and consolidated accounts and
the Auditor's report on the consolidated accounts for
 the FY 2008

PROPOSAL #8.a: Speech by the Managing Director                             ISSUER          NO           N/A               N/A

PROPOSAL #8.b: Statement by the Chairman of the                            ISSUER          NO           N/A               N/A
Board, regarding the Board's and the Board

PROPOSAL #9.: Adopt the profit and loss statement and                      ISSUER          YES          FOR               FOR
 balance sheet and the consolidated profit and loss
statement and consolidated balance sheet

PROPOSAL #10.: Approve, that the earnings at the                           ISSUER          YES          FOR               FOR
disposal of the AGM, consisting of share premium
reserve of SEK 371,788,254, fair value reserve of SEK
 -754,869,940, retained earnings of SEK 339,764,458
and the profit for the year of SEK 4,419,438,329, in
total amounting to SEK 4,376,121,101, are
appropriated so that SEK 3.50 per share, in total not
 more than SEK 279,106,278, is distributed to the
shareholders and that the remaining balance of not
less than SEK 4,097,014,823 is carried forward; 21
APR 2009 will be the record day for the dividend

PROPOSAL #11.: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Board and the Managing Director from liability, for
the administration of the Company during the year 2008

PROPOSAL #12.: Approve the number of Board Members as                      ISSUER          YES          FOR               FOR
 7 with no Deputy Board Members

PROPOSAL #13.: Approve the remuneration to the Board                       ISSUER          YES          FOR               FOR
of Directors is proposed to remain unchanged and
amount to a total of SEK 2,550,000, of which SEK
750,000 shall be paid to the Chairman of the Board
and SEK 300,000 to each of the other Board Members,
in addition, it is proposed that a remuneration
amounting to in total SEK 540,000 shall be attributed
 to Committee work, whereof the Chairman of the Audit
 Committee shall receive SEK 150,000 and the other
two Audit Committee Members SEK 75,000 each, the
remaining SEK 240,000 is proposed to be distributed
equally among the altogether 6 Members of the
remuneration and investment Committees; and Auditor
are proposed to be paid in accordance with approved

PROPOSAL #14.: Re-elect Messers. Matts Ekman, Helen                        ISSUER          YES          FOR               FOR
Fasth-Gillstedt, Lars Forberg, Bo Ingemarson and Lars
 Lundquist as the Board Members and elect Mr.
Charlotte Stromberg and Mr. Fredrik Tragardh as the
new Board Members, all for the period until the
conclusion of the next AGM and re-elect Mr. Lars
Lundquist as the Chairman of the Board and Mr. Bo
Ingemarson as the Deputy Chairman of the Board

PROPOSAL #15.: Approve the procedure for appointing a                      ISSUER          YES          FOR               FOR
 Nomination Committee as specified

PROPOSAL #16.: Approve the specified principles for                        ISSUER          YES          FOR               FOR
remuneration and other terms of employment for key
executives

PROPOSAL #17.: Authorize the Board to decide on the                        ISSUER          YES          FOR               FOR
acquisition and sale on the exchange of the Company's
 own shares for the performance-based share program
for 2008 substantially in accordance with the
following: 1) a maximum of 250,000 shares may be
acquired and sold on the NASDAQ OMX Stockholm; the
Company's holding of own shares may however at any
time not exceed 250,000 shares, which corresponds to
less than 10% of the total number of shares in the
Company 2) the authorization may be utilised on one
or more occasions, however not longer than until the
2010 AGM, 3) acquisition and sale of shares may only
take place at a price within the price interval at
any time recorded on the NASDAQ OMX Stockholm, and
this shall refer to the interval between the highest
buying price and the lowest selling price

PROPOSAL #18.: Amend the Section 10, 1st and 2nd                           ISSUER          YES          FOR               FOR
paragraphs, in the Articles of Association, as
specified

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVERSIONES AGUAS  METROPOLITANAS S A
  TICKER:                N/A             CUSIP:     P58595102
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decrease the social capital                       ISSUER          YES          FOR               FOR
of the society in CLP 24,221,800,000, and to
distribute this amount among the shareholders, in a
prorata basis, equivalent to CLP 24,2218 per share;
and authorize the Board of Directors to decide the
date to process this payment

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVERSIONES AGUAS  METROPOLITANAS S A
  TICKER:                N/A             CUSIP:     P58595102
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to review the External Auditors                      ISSUER          YES          FOR               FOR
 report, to pronounce about the annual report,
general balance, and financial statements
corresponding to the exercise of year 2008

PROPOSAL #2.: Approve to agree the distribution of                         ISSUER          YES          FOR               FOR
revenues and dividends corresponding to the exercise
2008

PROPOSAL #3.: Approve to explain the Board of                              ISSUER          YES          FOR               FOR
Directors in respect to the dividends policy of the
society

PROPOSAL #4.: Approve to designate the Independent                         ISSUER          YES          FOR               FOR
External Auditors for the exercise 2009

PROPOSAL #5.: Approve to designate risk classifiers                        ISSUER          YES          FOR               FOR
agents

PROPOSAL #6.: Approve to fix the remuneration of the                       ISSUER          YES          FOR               FOR
Board of Directors for the exercise 2009

PROPOSAL #7.: Approve to report the expenses incurred                      ISSUER          YES          FOR               FOR
 by the Board of Directors during the exercise 2008

PROPOSAL #8.: Approve to fix the wages, and budget                         ISSUER          YES          FOR               FOR
for the expenses of the Directors Committee for the
exercise 2009

PROPOSAL #9.: Approve to inform the activities and                         ISSUER          YES          FOR               FOR
expenses of the Directors Committee during the
exercise 2008

PROPOSAL #10.: Approve to define the name of the                           ISSUER          YES          FOR               FOR
newspaper in which the financial statements and
advices for next shareholders ordinary and
extraordinary meetings, distribution of dividends,
and other matters of interest for the shareholders,
will be published

PROPOSAL #11.: Approve to report about the                                 ISSUER          YES          FOR               FOR
transactions according to the Article 44 of the Law
18.046 of Corporations in particular to the approval
of the contract for the process re-engineering and
the implementation of new information systems for
customer service, subscribed between Aguas Andinas
S.A. and Asterion S.A; this agreement was adopted by
all the Directors attending the session, Messrs.
Herman Chadwick, Ignacio Guerrero, Jaime Ravinet,
Albert Martinez and Xavier Amoros, with the
abstention of Mr. Joaquin Villarino Herrera

PROPOSAL #12.: All other matters                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVESTMENTS AB KINNEVIK, STOCKHOLM
  TICKER:                N/A             CUSIP:     W4832D110
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Lawyer Martin Borresen as a                      ISSUER          NO           N/A               N/A
 Chairman of the AGM

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1or 2 persons to check and                       ISSUER          NO           N/A               N/A
verify the minutes

PROPOSAL #5.: Determination of whether the AGM has                         ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #6.: Receive the annual report and Auditor's                      ISSUER          NO           N/A               N/A
 Report and the Group annual report and the Group
Auditor's report

PROPOSAL #7.: Adopt the profit and loss statement and                      ISSUER          YES          FOR               FOR
 the balance sheet and the Group profit and loss
statement and the Group balance sheet

PROPOSAL #8.: Approve an unchanged dividend of SEK                         ISSUER          YES          FOR               FOR
2.00 per share and 15 MAY 2009 as record date

PROPOSAL #9.: Grant discharge of liability of the                          ISSUER          YES          FOR               FOR
Directors of the Board and the Managing Director

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Directors of the Board be set at 7 and no Deputy
Directors

PROPOSAL #11.: Approve the remuneration to the Board                       ISSUER          YES          FOR               FOR
of Directors for the period until the close of the
next AGM shall be the same remuneration per Board
Member; due to an addition of another Board Member,
however, the total Board remuneration shall be
increased from SEK 3,400,000 to SEK 3,800,000, of
which SEK 900,000 shall be allocated to the Chairman
of the Board, SEK 400,000 to each of the Directors of
 the Board and in total SEK 500,000 as remuneration
for the work in the committees of the Board of
Directors; for work within the Audit Committee SEK
150,000 shall be allocated to the Chairman and SEK
75,000 to each of the other 3 Members; for work
within the Remuneration Committee SEK 50,000 shall be
 allocated to the Chairman and SEK 25,000 to each of
the other 3 Members; remuneration to the Auditor
shall be paid in accordance with approved invoices

PROPOSAL #12.: Re-elect Messrs. Vigo Carlund, Wilhelm                      ISSUER          YES          FOR               FOR
 Klingspor, Erik Mitteregger, Stig Nordin, Allen
Sangines-Krause and Cristina Stenbeck, and John Hewko
 as the Directors of the Board and Mr. Cristina
Stenbeck as a Chairman of the Board of Directors; it
is proposed that the Board of Directors at the
Constituent Board Meeting appoints a Remuneration
Committee and an Audit Committee within the Board of
Directors

PROPOSAL #13.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Auditors as specified and re-appoint Ernst & Young AB
 as the Auditor, with the Authorized Public
Accountant Mr. Thomas Forslund as Auditor in charge,
for a period of 4 years

PROPOSAL #14.: Approve the procedure of the                                ISSUER          YES          FOR               FOR
Nomination Committee, as specified

PROPOSAL #15.: Approve the guidelines for                                  ISSUER          YES          FOR               FOR
remuneration to the Senior Executives as specified

PROPOSAL #16.a: Adopt a performance based incentive                        ISSUER          YES          FOR               FOR
programme [the Plan], as specified

PROPOSAL #16.b: Authorize the Board during the period                      ISSUER          YES          FOR               FOR
 until the next AGM to increase the Company's share
capital by not more than SEK 290,000 Class C shares,
each with a ration value of SEK 0.10

PROPOSAL #16.c: Authorize the Board to repuchase own                       ISSUER          YES          FOR               FOR
Class C shares as specified

PROPOSAL #16.d: Approve to transfer Class C shares                         ISSUER          YES          FOR               FOR
that the Company purchases by virtue of the
authorization to repurchase its own shares in
accordance with Resolution 16.c above, following
reclassification into Class B shares, to participants
 in accordance with the terms of the Plan and the
plan of 2008

PROPOSAL #17.: Amend Section 7, first Paragraph, of                        ISSUER          YES          FOR               FOR
the Articles of Association as specified, conditional
 upon that an amendment of the Companies Act [SFS
2005:551] has come into force, entailing that the
proposed wording is in accordance with the Companies
Act

PROPOSAL #18.: Authorize the Board of Directors on 1                       ISSUER          YES          FOR               FOR
or more occasions for the period up until the next
AGM on repurchasing so many Class A and/or Class B
shares that the Company's holding does not at any
time exceed 10% of the total number of shares in the
Company, the repurchase of shares shall take place on
 the NASDAQ OMX Stockholm and may only occur at a
price within the share price interval registered at
that time, where share price interval means the
difference between the highest buying price and

PROPOSAL #19.: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
capital by a maximum of SEK 350,000 by redemption,
without repayment, of 3,500,000 Class B shares, which
 the Company has repurchased; furthermore, the
redemption amount should be reserved to non-
restricted equity

PROPOSAL #20.: Close of the meeting                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVESTMENTS AB KINNEVIK, STOCKHOLM
  TICKER:                N/A             CUSIP:     W4832D110
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of the Chairman of the meeting                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1 or 2 persons to verify                         ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #5.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #6.: Approve, conditional upon the meeting's                      ISSUER          YES          FOR               FOR
 passing of the Resolution 7, the Company's
acquisition of all the 1,635 shares in the Company's
largest shareholder, Emesco AB, Company registration
no. 556035-3749 [Target], from Target's 3 current
shareholders [jointly referred to as the Sellers]
Sapere Aude Trust Reg [holder of 75.35% of Target's
shares], Hugo Stenbecks Stiftelse (holder of 2.94% of
 Target's shares] and the Estate of Jan Hugo Stenbeck
 [holder of 21.71% of Target's shares] [the
Acquisition], Kinnevik shall, as payment for the
shares in Target: (i) transfer Class A shares in
Kinnevik, which are currently being held by Target,
but will no later than on 30 NOV 2009 or such other
day as resolved on by the Target's Board of Directors
 [Closing Date] be distributed to Kinnevik following
a resolution by the shareholders meeting in Target as
 of 08 May 2009 to distribute to Kinnevik all of
Target's Class A shares in Kinnevik upon the
inclusion of Kinnevik in Target's share register on
the Closing Date; (ii) issue Class B shares in
Kinnevik; (iii) make a cash payment corresponding to
the amount of the Target's net cash balance as per
the Closing Date; (iv) make a cash payment
corresponding to the amount of the withholding tax
reimbursement from the Grand Duchy of Luxembourg, if
any, in a cash amount up to SEK 790,000, relating to
the dividends paid by Transcom Worldwide S.A. in 2008
 for the YE 31 DEC 2007; and (v) make a cash payment
corresponding to the amount equal to 8% of any amount
 of loss carry forwards of the Company, if any,
through the year ending on 31 DEC 2008 in excess of
SEK 100,000,000, however such payment never exceeding
 SEK 21,600,000 [the Purchase Price]

PROPOSAL #7.: Approve, conditional upon the meeting's                      ISSUER          YES          FOR               FOR
 passing of the Resolution 6, to increase the
Company's share capital with no more than SEK
1,667,626.00 by issuing no more than 16,676,260 new
Class B shares in the Company, with a ratio value of

PROPOSAL #8.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                INVOCARE LTD
  TICKER:                N/A             CUSIP:     Q4976L107
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the remuneration report [which                         ISSUER          YES          FOR               FOR
forms part of the Directors' report] for the YE 31
DEC 2008

PROPOSAL #2.: Re-elect Mr. Ian Ferrier as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation in accordance with the
Company's Constitution

PROPOSAL #3.: Re-elect Mr. Richard Fisher as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation in accordance with
the Company's Constitution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IPSEN, PARIS
  TICKER:                N/A             CUSIP:     F5362H107
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY and determination of dividends to EUR
 0.70 per share

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Statutory Auditors on the regulated agreements
referred to in Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the regulated agreements and                        ISSUER          YES        AGAINST           AGAINST
commitments made for the benefit of Mr. Jean-Luc
Belingard

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
purchase its own shares

PROPOSAL #O.7: Ratify the transfer of the headquarters                     ISSUER          YES          FOR               FOR

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
carry out a capital increase by issuing common shares
 and/or securities giving access to the capital with
maintenance of preferential subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
carry out a capital increase by issuing, common
shares and/or securities giving access to the capital
 with cancellation of preferential subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out a capital increase within the limit of 10%,
 to remunerate contributions in kind of equity
securities or securities giving access to capital

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase share capital by issuing shares reserved for
 the Members of a Company Savings Plan referred to in
 Articles L.3332-18 of the Labor Code

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant options to subscribe and/or purchase shares to
Employees and/or certain Corporate Managers

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
award free shares to Employees and/or certain
Corporate Managers

PROPOSAL #E.14: Approve the maintenance of double                          ISSUER          YES          FOR               FOR
voting rights in case of transfer of shares as a
result of merger or division of a Company shareholder
 and correlate amendment of Article 26.1 of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IPSOS SA, PARIS
  TICKER:                N/A             CUSIP:     F5310M109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
grant discharge to the Directors and the Auditors

PROPOSAL #O.2: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.3: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.50 per share

PROPOSAL #O.4: Approve the Auditors' special report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.5: Re-elect Mr. Yves Claude Abescat as a                       ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.6: Re-elect Mr. Laurence Stoclet as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.7: Re-elect Mr. Yann Duchesne as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.8: Re-elect Mr. Henri Wallard as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #O.9: Elect Mr. Gilbert Saada as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.10: Elect Mr. Hubert Vedrine as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.11: Elect Mr. Patrick Artus as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.12: Elect Mr. Pierre Le Manh as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #O.13: Grant authority to repurchase of up                        ISSUER          YES        AGAINST           AGAINST
to 10% of issued share capital

PROPOSAL #O.14: Approve the remuneration of the                            ISSUER          YES          FOR               FOR
Directors in the aggregate amount of EUR 100,000

PROPOSAL #E.15: Grant authority for the issuance of                        ISSUER          YES          FOR               FOR
equity or equity-linked securities with preemptive
rights up to aggregate nominal amount of EUR 4.22
million

PROPOSAL #E.16: Approve the issuance of equity or                          ISSUER          YES        AGAINST           AGAINST
equity-linked securities without preemptive rights
and/or reserved for qualified investors up to
aggregate nominal amount of EUR 2 million

PROPOSAL #E.17: Authorize the Board to increase                            ISSUER          YES        AGAINST           AGAINST
capital in the event of additional demand related to
delegation submitted to shareholder vote above

PROPOSAL #E.18: Grant authority for the capital                            ISSUER          YES        AGAINST           AGAINST
increase of up to EUR 2 million for future exchange
offers

PROPOSAL #E.19: Grant authority for the capital                            ISSUER          YES          FOR               FOR
increase of up to 10% of issued capital for future
acquisitions

PROPOSAL #E.20: Grant authority for the                                    ISSUER          YES          FOR               FOR
capitalization of reserves of up to EUR 80 million
for bonus issue or increase in par value

PROPOSAL #E.21: Approve the issuance of shares up to                       ISSUER          YES          FOR               FOR
10% of issued capital reserved for Ipsos Partnership
Fund

PROPOSAL #E.22: Approve the Employee Stock Purchase                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #E.23: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.24: Approve to allow the Board to issue                        ISSUER          YES        AGAINST           AGAINST
shares in the event of a public tender offer or share
 exchange offer

PROPOSAL #E.25: Authorize the Board to issue free                          ISSUER          YES        AGAINST           AGAINST
warrants with preemptive rights during a public
tender offer or share exchange

PROPOSAL #E.26: Authorize the Board to implement anti                      ISSUER          YES        AGAINST           AGAINST
 takeover measures during a takeover

PROPOSAL #E.27: Grant authority to the filing of                           ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IRESS MARKET TECHNOLOGY LTD
  TICKER:                N/A             CUSIP:     Q49822101
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Ms. Jenny Seabrook as a Non-                        ISSUER          YES          FOR               FOR
Executive Director of the Company, who retires in
accordance with rule 10.8 of the Company's

PROPOSAL #2.: Re-elect Mr. Bili Burdett as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with rule 10.3 of
 the Company's constitution

PROPOSAL #3.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

PROPOSAL #S.4: Adopt, for the purpose of                                   ISSUER          YES          FOR               FOR
identification signed by the Chairman of the meeting,
 as the Constitution of the Company, in substitution
for the present constitution of the Company

PROPOSAL #S.5: Amend, the constitution of the Company                      ISSUER          YES          FOR               FOR
 is modified by inserting the document submitted to
the meeting, and for purpose of identification signed
 by the Chairman of the meeting, as a new schedule I
and inserting the Article 2.3 and 2.2 as specified

PROPOSAL #6.: Approve the acquisition of the                               ISSUER          YES          FOR               FOR
Company's shares by or on behalf of Ms. Jenny
Seabrook under the NED Share plan as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IRIDE SPA, TORINO
  TICKER:                N/A             CUSIP:     T5538J107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve the project of merger by                            ISSUER          NO           N/A               N/A
incorporation of Enia SPA into Iride SPA, related and
 consequential resolutions

PROPOSAL #2.: Approve the balance sheet, consolidated                      ISSUER          NO           N/A               N/A
 balance sheet as of 31 DEC 2008 Directors report on
the Management, Board of the Auditors report,
auditing Company's reports

PROPOSAL #3.: Appoint the Members of Board of                              ISSUER          NO           N/A               N/A
Directors, determination of its terms and emoluments

PROPOSAL #4.: Appoint the Members of Board of                              ISSUER          NO           N/A               N/A
Auditor's, subject to prior determination of the
emoluments to the Statutory Auditors

PROPOSAL #5.: Approve the insurance coverage for the                       ISSUER          NO           N/A               N/A
Directors and the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IRISH CONTINENTAL GROUP PLC
  TICKER:                N/A             CUSIP:     G49406146
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the 2008 report and financial                        ISSUER          YES          FOR               FOR
statements and the reports of the Directors and
Auditors thereon

PROPOSAL #2.A: Re-elect Mr. Eamonn Rothwell                                ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. Tony Kelly                                     ISSUER          YES          FOR               FOR

PROPOSAL #2.C: Re-elect Mr. John B. McGuckian                              ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #S.4: Grant authority to allot shares                             ISSUER          YES          FOR               FOR

PROPOSAL #S.5: Approve to disapply of statutory pre-                       ISSUER          YES        AGAINST           AGAINST
emption provisions

PROPOSAL #S.6: Approve the purchase of own shares                          ISSUER          YES          FOR               FOR

PROPOSAL #S.7: Approve the sub-division of redeemable                      ISSUER          YES          FOR               FOR
 shares

PROPOSAL #S.8: Approve the Irish Continental Group                         ISSUER          YES        AGAINST           AGAINST
plc 2009 Share Option Plan

PROPOSAL #S.9: Grant authority to send documents and                       ISSUER          YES          FOR               FOR
other information to shareholders by electronic means

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ITALMOBILIARE SPA, MILANO
  TICKER:                N/A             CUSIP:     T62283121
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors and of Auditors
report, adjournment thereof

PROPOSAL #2.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                IVG IMMOBILIEN AG, BONN
  TICKER:                N/A             CUSIP:     D36953103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, the reports
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code and the proposal of the Board of
Managing Directors on the appropriation of the
distributable profit

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 466,040,536.69 as
follows: the distributable profit of EUR
466,040,536.69 shall be carried forward

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Election of Mr. Matthias Graf von                            ISSUER          NO           N/A               N/A
Krockow to the Supervisory Board

PROPOSAL #6.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
existing authorized capital I, the creation of a new
authorized capital, and the corresponding amendment
to the Articles of Association, the existing
authorized I capital shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 24,000,0000 through the
issue of new ordinary and/or preference shares
against contributions in cash and/or kind on or
before 13 MAY 2014 [authorized capital I],
shareholders shall be granted subscription rights

PROPOSAL #7.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
existing authorized capital III, the creation of a
new authorized capital, and the corresponding
amendment to the Articles of Association, the
existing authorized III capital shall be revoked, the
 Board of Managing Directors shall be authorized,
with the consent of the Supervisory Board, to
increase the Company's share capital by up to EUR
24,000,000 through the issue of new ordinary and/or
preference shares against contributions in cash
and/or kind, on or before 13 MAY 2014 [authorized
capital III], shareholders shall be granted
subscription rights for a capital increase against
cash payment, nevertheless, shareholders subscription
 rights may be excluded for residual amounts and for
a capital increase against contributions in kind in

PROPOSAL #8.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at a price differing neither more than 5% from the
market price of the shares if they are acquired
through the Stock Exchange, nor more than 10% if they
 are acquired by way of a repurchase offer, on or
before 13 NOV 2010, the Board of Managing Directors
shall be authorized to dispose of the shares in a
manner other than the Stock Exchange or an offer to
all shareholders if the shares are sold at a price
not materially below their market price, to use the
shares in connection with mergers and acquisitions or
 for satisfying conversion or option rights, to offer
 the shares to holders of previously, issued bonds in
 cases when the shares are offered to all the
shareholders and to retire the shares

PROPOSAL #9.: Approval of the control agreement with                       ISSUER          NO           N/A               N/A
the Company's wholly-owned subsidiary, Ivg Asset
Management GmbH, effective for a period of at least 5
 years

PROPOSAL #10.: Approval of the control and profit                          ISSUER          NO           N/A               N/A
transfer agreement with the Company's wholly-owned
subsidiary, Logistique 2 GmbH, effective for a period
 of at least 5 years

PROPOSAL #11.: Approval of the control and profit                          ISSUER          NO           N/A               N/A
transfer agreement with the Company's wholly-owned
subsidiary, Pfaeffikon Beteiligungs-und Verwaltungs
GmbH, effective for a period of at least 5 years

PROPOSAL #12.: Appointment of the Auditors for the                         ISSUER          NO           N/A               N/A
2009 financial: PricewaterhouseCoopers AG,
Duesseldorf; b) Appointment of the Auditors for the
interim report: PricewaterhouseCoopers AG, Duesseldorf

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                J.M. AB, SOLNA
  TICKER:                N/A             CUSIP:     W4939T109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Call to order and election of Mr. Lars                       ISSUER          NO           N/A               N/A
Lundquist to chair the general meeting

PROPOSAL #2.: Approval of the voting list                                  ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of 2 people to check the                            ISSUER          NO           N/A               N/A
minutes
PROPOSAL #4.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Receive the Chairman of the Board's                          ISSUER          NO           N/A               N/A
report on the work of the Board since the 2008 AGM,
the President's report on the business during 2008,
presentation of the annual report and the Auditors'
report, as well as the consolidated accounts and the
Auditors' report on the consolidated accounts

PROPOSAL #7.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet as well as the consolidated income statement
and consolidated balance sheet

PROPOSAL #8.: Approve that no profit be distributed                        ISSUER          YES          FOR               FOR
for the 2008 FY and that the funds available to the
AGM instead be brought forward

PROPOSAL #9.: Acknowledge that the statement in the                        ISSUER          YES          FOR               FOR
Articles of Association that the AGM takes decisions
on the dividend record date is therefore not relevant
 this year

PROPOSAL #10.: Grant discharge to the Board and the                        ISSUER          YES          FOR               FOR
Chief Executive Officer from liability

PROPOSAL #11.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Directors at 7

PROPOSAL #12.: Approve that the fees for work on the                       ISSUER          YES          FOR               FOR
Board of Directors in 2009 shall remain unchanged;
the Chairman shall be paid SEK 590,000 and the
Directors who are not employed by the Company will be
 paid SEK 260,000, the Directors who are not employed
 by the Company will receive remuneration for work on
 committees as follows: Chairperson of the Audit
Committee: SEK 110,000, the Directors on the Audit
Committee: SEK 80,000, the Chairperson of the
Remuneration Committee: SEK 55,000, Director on the
Remuneration Committee: SEK 55,000, Chairperson of
the Investment Committee: SEK 55,000, the Directors
on the Investment Committee: SEK 55,000, the 2008 AGM
 elected 8 Directors and resolved on remuneration for
 7 Directors for a total of SEK 2,695,000, including
remuneration for work on committees; proposed fees
for the 2009 AGM pertaining to six paid Directors
amounts to a total of SEK 2,435,000, including
remuneration for work on committees.

PROPOSAL #13.: Approve that the Auditors' fees shall                       ISSUER          YES          FOR               FOR
be as per invoices issued by the Auditing Company and
 approved by JM AB

PROPOSAL #14.: Approve the proposals for the                               ISSUER          YES          FOR               FOR
Directors with information on the proposed
applicants' duties in other companies

PROPOSAL #15.: Re-elect Mr. Lars Lundquist as the                          ISSUER          YES          FOR               FOR
Chairman of the Board; and Messrs. Elisabet Annell,
Berthold Lindqvist, Johan Skoglund, Asa Soderstrom
Jerring, and Torbjorn Torelland and elect Mr. Anders
Narvinger as the Board of Directors

PROPOSAL #16.: Adopt a revised version of the                              ISSUER          YES          FOR               FOR
instructions to the Nomination Committee

PROPOSAL #17.: Approve the guidelines for salary and                       ISSUER          YES          FOR               FOR
other remuneration to the Senior Executives

PROPOSAL #18.: Approve that JM AB raise a debenture                        ISSUER          YES          FOR               FOR
loan with a maximum nominal value of SEK 50,000,000
by issuing a maximum of 540,000 convertible
debentures, aimed at all employees in Sweden and
issue a maximum of 85,000 warrants aimed at all
employees outside Sweden

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JARDINE LLOYD THOMPSON GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G55440104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                            ISSUER          YES          FOR               FOR
accounts

PROPOSAL #2.: Approve the final dividend of 12p net                        ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #3.: Re-elect Mr. Lord Leach as a Director,                       ISSUER          YES          FOR               FOR
who retires in accordance with the Articles of
Association

PROPOSAL #4.: Re-elect Mr. N.R. MacAndrew as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association

PROPOSAL #5.: Re-elect Mr. J.G.H. Paynter as a                             ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association

PROPOSAL #6.: Re-elect Mr. P.J.R. Snowball as a                            ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association

PROPOSAL #7.: Re-elect Mr. V.Y.A.C. Wade as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association

PROPOSAL #8.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP,                       ISSUER          YES          FOR               FOR
Chartered Accountants and Registered Auditors, as the
 Auditors of the Company, until the conclusion of the
 next general meeting at which accounts are laid
before the shareholders and authorize the Directors
to determine the remuneration of the Auditors

PROPOSAL #10.: Approve to increase the authorised                          ISSUER          YES          FOR               FOR
share capital of the Company to GBP 14,250,000 by the
 creation of 35,000,000 ordinary shares

PROPOSAL #S.11: Authorize the Company to purchase up                       ISSUER          YES          FOR               FOR
to 21,242,088 ordinary shares in the market

PROPOSAL #12.: Approve the waiver by the panel of any                      ISSUER          YES          FOR               FOR
 obligation under Rule 9 of the Code to make a
takeover bid for the Company which might otherwise be
 incurred by the Members of the Jardine Matheson
Group both individually or collectively following any
 increase in their aggregate voting rights as a
result of the implementation of the buy-back
authority referred to in Resolution S.11 above

PROPOSAL #13.: Approve to renew the authority of the                       ISSUER          YES          FOR               FOR
Directors to allot securities up to an aggregate
nominal value of GBP 3,504,944.55 representing
70,098,891 ordinary shares and representing 33 % of
the total ordinary share capital of the Company in
issue as at 20th MAR 2009 excluding treasury shares

PROPOSAL #S.14: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights in relation to the allotment of
securities

PROPOSAL #S.15: Amend the Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.16: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JARDINE STRATEGIC HLDGS LTD  BERMUDA
  TICKER:                N/A             CUSIP:     G50764102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the financial                           ISSUER          YES          FOR               FOR
statements and the independent auditors report for
the YE 31 DEC 2008, and to declare a final dividend

PROPOSAL #2.: Re elect Mr. Charles Allen Jones as a                        ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re elect Mr. R.C. Kwok as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re elect Mr. Lord Leach of Fairford as                       ISSUER          YES        AGAINST           AGAINST
a Director

PROPOSAL #5.: Re-appoint the Auditors and authorize                        ISSUER          YES        AGAINST           AGAINST
the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors, during the                          ISSUER          YES          FOR               FOR
relevant period, for the purposes of this resolution,
 relevant period being the period from the passing of
 this resolution until the earlier of the conclusion
of the next AGM, or the expiration of the period
within which such meeting is required by law to be
held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting, of
all powers of the Company to allot or issue shares
and to make and grant offers, agreements and options
which would or might require shares to be allotted,
issued or disposed of during or after the end of the
relevant period up to an aggregate nominal amount of
USD 18.2 million, be and is hereby generally and
unconditionally approved, B] the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
wholly for cash, whether pursuant to an option or
otherwise, by the Directors pursuant to the approval
in paragraph, A, otherwise than pursuant to a rights
issue, for the purposes of this re solution, rights
issue being an offer of shares or other securities to
 holders of shares or other securities on the
register on a fixed record date in proportion to
their then holdings of such shares or other
securities or otherwise in accordance with the rights
 attaching thereto, subject to such exclusions or
other arrangements as the directors may deem
necessary or expedient in relation to fractional
entitlements or legal or practical problems under the
 laws of, or the requirements of any recognized
regulatory body or any stock exchange in, any
territory, shall not exceed  USD 2.7 million, and the

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase its own shares, subject to and in
accordance with all applicable laws and regulations,
during the relevant period, for the purposes of this
resolution, relevant period being the period from the
 passing of this resolution until the earlier of the
conclusion of the next AGM, or the expiration of the
period within which such meeting is required by law
to be held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting, be
and is hereby generally and unconditionally; B] the
aggregate nominal amount of shares of the Company
which the company may purchase pursuant to the
approval in paragraph A, of this resolution shall be
less than 15% of the aggregate nominal amount of the
existing issued share capital of the Company at the
date of this meeting, and such approval shall be
limited accordingly, and, C] the approval  in
paragraph A, of this resolution shall, where
permitted by applicable laws and regulations and
subject to the limitation in paragraph B , of this
resolution, extend to permit the purchase of shares
of the Company, I, by subsidiaries of the Company
and, ii, pursuant to the terms of put warrants or
financial instruments having similar effect, put
warrants, whereby the Company can be required to
purchase its own shares, provided that where put
warrants are issued or offered pursuant to a rights
issue, as de fined in Resolution 6 above, the price
which the company may pay for shares purchased on
exercise of put warrants shall not exceed 15% more
than the average of the market quotations for the
shares for a period of not more than 30 nor less than
 the 5 dealing days falling one day prior to the date
 of any public announcement by the Company of the

PROPOSAL #8.: Approve that, the purchase by the                            ISSUER          YES        AGAINST           AGAINST
Company of shares of USD 0.25 each in Jardine
Matheson Holdings Limited, Jardine Matheson, during
the relevant period, for the purposes of this
resolution, relevant period being the period from the
 passing of this resolution until the earlier of the
conclusion o f the next AGM, or the expiration of the
 period within which such meeting is required by law
to be held, or the revocation or variation of this
resolution by an ordinary resolution of the
shareholders of the Company in general meeting or the
 cessation of the Company's status as a subsidiary of
 Jardine Matheson, be and is hereby generally and
unconditionally approved, provided that any purchases
 of Jardine Matheson shares by the company pursuant
to this authority shall be in accordance with and
authorize the Directors of Jardine Matheson by its
shareholders from time to time and that the authority
 granted by this resolution shall be limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JELMOLI HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H43734146
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the business report 2008                             ISSUER          YES          FOR               FOR
[annual report, annual financial statements,
consolidated financial statements]

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance sheet profit 2008

PROPOSAL #4.1.1: Approve the creation of the                               ISSUER          YES          FOR               FOR
authorized share capital according to the Tivona
Deal: as addition to the ordinary share capital

PROPOSAL #4.1.2: Approve the creation of the                               ISSUER          YES          FOR               FOR
authorized share capital according to the Tivona
Deal: authorize the Board of Directors to execute the
 increase until 16 JUN 2011

PROPOSAL #4.1.3: Approve the creation of the                               ISSUER          YES          FOR               FOR
authorized share capital according to the Tivona
Deal: to create a new Article 2D of the By-laws

PROPOSAL #4.2.1: Approve the creation of the                               ISSUER          YES        AGAINST           AGAINST
authorized share capital for ordinary releases: as
addition to the ordinary share capital

PROPOSAL #4.2.2: Approve the creation of the                               ISSUER          YES          FOR               FOR
authorized share capital for ordinary releases:
authorize the Board of Directors to execute until 16
JUN 2011

PROPOSAL #4.2.3: Approve the creation of the                               ISSUER          YES          FOR               FOR
authorized share capital for ordinary releases:
creation of a new Article 2E of the By-laws

PROPOSAL #5.: Amend the purpose of the Company                             ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the total revision of the                            ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #7.1: Re-elect Mr. Christopher Chambers, Mr.                      ISSUER          YES          FOR               FOR
 Michael Muller and Dr. Markus Dennler to the Board
of Directors for another 2 year term of Office

PROPOSAL #7.2: Elect Mr. Josef Anton Felder, Mr.                           ISSUER          YES          FOR               FOR
Rodolfo Lindner and Mr. Klaus Rudolf Wecken as the
Members of the Board of Directors for a 2 year term
of Office

PROPOSAL #7.3: Re-elect KPMG AG, Zurich, as the                            ISSUER          YES          FOR               FOR
Statutory Auditors for an additional 1 year term of
Office

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JENOPTIK AG, JENA
  TICKER:                N/A             CUSIP:     D3721X105
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the confirmed financial                      ISSUER          NO           N/A               N/A
 statements, the consolidated financial statements
approved by the Supervisory Board, of the combined
group management report and the management report of
JENOPTIK AG, the report of the Supervisory Board and
the explanatory report of the Executive Board on the
information required pursuant to Paragraph 289
Section 4, Paragraph 315 Section 4 HGB [German
Commercial Code] for FY 2008

PROPOSAL #2.: Resolution on the approval of the                            ISSUER          NO           N/A               N/A
actions of the Executive Board during the FY 2008

PROPOSAL #3.: Resolution on the approval of the                            ISSUER          NO           N/A               N/A
actions of the Supervisory Board during the FY 2008

PROPOSAL #4.: Appointment of the Auditor and the                           ISSUER          NO           N/A               N/A
Group Auditor for the FY 2009: KPMG AG, Berlin

PROPOSAL #5.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
purchase and dispose of own shares

PROPOSAL #6.: Resolution on the cancellation of the                        ISSUER          NO           N/A               N/A
existing authorized capital and the creation of a new
 authorized capital and the amendment to the Articles
 of Association

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          NO           N/A               N/A
issue bonds with warrants and / or convertible bonds,
 to create a conditional capital and to amend the
Articles of Association

PROPOSAL #8.: Resolution on the amendment of Section                       ISSUER          NO           N/A               N/A
22 Paragraph 2 of the Articles of Association
[Execution of voting rights by proxy]

PROPOSAL #9.: Resolution on the approval to forward                        ISSUER          NO           N/A               N/A
information via electronic media as well as to amend
Section 3 of the Articles of Association
[Announcements, Forwarding of information]

PROPOSAL #10.: Resolution on the approval of                               ISSUER          NO           N/A               N/A
domination and profit and loss pooling agreements
with JENOPTIK Siebzigste Verwaltungsgesellschaft mbH
and JENOPTIK Einundsiebzigste Verwaltungsgesellschaft

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JESS-LINK PRODUCTS CO LTD
  TICKER:                N/A             CUSIP:     Y4439Y101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report the business operation                            ISSUER          NO           N/A               N/A
results of FY 2008 and business prospect of 2009

PROPOSAL #1.2: Supervisors review financial reports                        ISSUER          NO           N/A               N/A
of FY 2008

PROPOSAL #1.3: To report the investment in Mainland                        ISSUER          NO           N/A               N/A
China

PROPOSAL #2.1: Ratify the business operation result                        ISSUER          YES          FOR               FOR
of FY 2008

PROPOSAL #2.2: Ratify the offsetting deficit of FY                         ISSUER          YES          FOR               FOR
2008
PROPOSAL #3.1: Amend the Company Articles                                  ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others

PROPOSAL #3.3: Amend the process procedures                                ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #3.4: Approve to nominate the Directors                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.5: Approve to relieve restrictions on                          ISSUER          YES          FOR               FOR
newly elected Directors' acting as the Directors of
other Companies

PROPOSAL #4.: Extraordinary proposals                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIANGSU FUTURE LAND CO.,LTD.
  TICKER:                N/A             CUSIP:     Y44448101
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Received 2008 work report of the Board                       ISSUER          YES          FOR               FOR
of Directors

PROPOSAL #2.: Receive 2008 work report of the                              ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the 2008 financial resolution                        ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Approve the 2008 profit distribution                         ISSUER          YES          FOR               FOR
proposal: 1] cash dividend/10 shares [tax included]:
CNY 0.50; 2] bonus issue from profit [share/10
shares]: none; and 3] bonus issue from capital
reserve [share/10 shares]:none

PROPOSAL #5.: Appoint the Audit Firm for 2009 and the                      ISSUER          YES          FOR               FOR
 payment of its fees

PROPOSAL #6.: Approve the provision of guarantee for                       ISSUER          YES          FOR               FOR
the Company's subsidiary

PROPOSAL #7.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JIH SUN FINANCIAL HOLDING CO LTD
  TICKER:                N/A             CUSIP:     Y4446J105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business reports                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The 2008 audited reports reviewed by                        ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #1.3: The proposals raised by shareholders                        ISSUER          NO           N/A               N/A

PROPOSAL #1.4: The publication of local regulations                        ISSUER          NO           N/A               N/A

PROPOSAL #1.5: The status of 2005 1st local unsecured                      ISSUER          NO           N/A               N/A
 convertible bond

PROPOSAL #2.1: Ratify the 2008 business and financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify the loss appropriation report                        ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #2.4: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
election for Directors

PROPOSAL #2.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
acquisition or disposal of asset

PROPOSAL #3.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JKX OIL & GAS PLC
  TICKER:                N/A             CUSIP:     G5140Z105
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts of Company, the                         ISSUER          YES          FOR               FOR
Director's report, and the Auditors report thereon
for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Lord Fraser of Carymyllie Q.C                       ISSUER          YES          FOR               FOR
as a Director of the Company

PROPOSAL #4.: Re-elect Mr. Viscount Asquith as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. Dipesh Shah as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires

PROPOSAL #6.: Re-elect Mr. Michel-Marc Delcommune as                       ISSUER          YES          FOR               FOR
a Director of the Company, who retires

PROPOSAL #7.: Re-appoint PricewaterhouseCooper LLP as                      ISSUER          YES          FOR               FOR
 the Auditors of the Company, until the conclusion of
 the next general meeting of the Company at which
accounts of the Company are laid before the Member
and authorize the Directors to determine their

PROPOSAL #8.: Declare a dividend recommended by the                        ISSUER          YES          FOR               FOR
Directors of the Company

PROPOSAL #9.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 in substitution for all existing authority, to allot
 relevant securities [within the meaning of Section
80 of the Companies Act 1985] up to an aggregate
nominal amount of GBP 5,219,053; and to allot
relevant securities [within the meaning of Section 94
 of the Act] in connection with the rights issue, up
to an aggregate nominal amount of GBP 5,219,053;
[Authority expires at the 5 years from the date of
this resolution]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 25,000,000 to
GBP 30,000,000 by creation of 50,000,000 ordinary
shares of 10 pence each ranking Pari Passu in all
respects with the existing ordinary shares of 10
pence each in the capital of the Company

PROPOSAL #S.11: Authorize the Company, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority, pursuant to
Section 166 of the Companies Act 1985, to make market
 purchases [within the meaning of Section 163 of the
Act] pursuant to and in accordance with Section 166
of the Act of fully paid ordinary shares in the
Company upon and subject to the following conditions
but otherwise unconditionally, the maximum number of
ordinary shares hereby authorized to be purchased is
15,657,160; the maximum price which may be paid for
each ordinary share shall be an amount equal to 105%
above the average market value for such shares
derived from the London Stock Exchange Daily Official
 List, for the 5 business days preceding the date of
purchase; [Authority expires the earlier of the
conclusion of the AGM of the Company or 15 months];
and the Company may enter in to a contract to
purchase ordinary shares, which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.12: Authorize the Directors, in                                ISSUER          YES        AGAINST           AGAINST
substitution for any existing authority, subject to
the passing of Resolution 9 and pursuant to Section
95 of the Act 1985, to allot equity securities
[within the meaning of Section 94[2] to Section
94[3A] of the Act] for cash pursuant to the authority
 conferred by Resolution 4, disapplying the statutory
 pre-emption rights [Section 89[1]], provided that
this power is limited to the allotment of equity
securities: a) in connection with a rights issue or
other offering in favor of ordinary shareholders
where the equity securities respectively attributable
 to the interests of all ordinary shareholders are
proportionate [as nearly as may be] to the respective
 numbers of ordinary shares held by them, subject to
such exclusions or other arrangements as the
Directors may consider necessary or expedient to deal
 with fractional entitlements, statutory restrictions
 or legal or practical problems under or resulting
from the application of the Laws of any Territory or
the requirements of any recognized regulatory body or
 Stock Exchange in any territory; and b) up to an
aggregate nominal amount of GBP 1,565,716; [Authority
 expires at the 5 years from the date of this
resolution]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.13: Approve that notwithstanding the                           ISSUER          YES          FOR               FOR
subsequent coming into force of the Companies
[Shareholders Rights] Regulations 2009 a general
meeting other than an AGM may be called on not less
than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JPMORGAN AMERICAN INVESTMENT TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G5198J102
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report, the                            ISSUER          YES          FOR               FOR
annual accounts and the Auditors report for the YE 31

PROPOSAL #2.: Approve the Directors remuneration for                       ISSUER          YES          FOR               FOR
the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of 11.00 pence per share

PROPOSAL #4.: Re-elect Ms. Kate Bolsover as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Mr. Hamish Buchan as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 to the Company and authorize the Directors to
determine their remuneration

PROPOSAL #S.7: Authorize the Company to repurchase                         ISSUER          YES          FOR               FOR
its own shares

PROPOSAL #8.: Authorize the Company to allot new                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #S.9: Authorize the Company to disapply pre                       ISSUER          YES          FOR               FOR
emption rights on allotment if relevant securities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                JPMORGAN EMERGING MARKETS INVESTMENT TRUST PLC
  TICKER:                N/A             CUSIP:     G5205L108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Adopt the new Articles of Association,                      ISSUER          YES          FOR               FOR
 increase authorize share capital to GBP 74,250,000
issue equity with rights up to GBP 6,500,000
capitalize reserves share capital consolidation, sub-
division or redemption authority 3,747,500
subscription shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KELLER GROUP PLC
  TICKER:                N/A             CUSIP:     G5222K109
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES        AGAINST           AGAINST
 and the statement of accounts for the YE 31 DEC 2008
 together with the Independent Auditors' report

PROPOSAL #2.: Declare a final dividend of 13.8p per                        ISSUER          YES          FOR               FOR
ordinary share, such dividend to be paid on 29 MAY
2009 to the members on the register at the close of
business on 01 MAY 2009

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. R. A. Franklin as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. P. Lopez Jimenez as a                           ISSUER          YES          FOR               FOR
Director who retires by rotation

PROPOSAL #6.: Re-elect Mr. R. M. Rubright as a                             ISSUER          YES        ABSTAIN           AGAINST
Director who retires by rotation

PROPOSAL #7.: Re-elect Dr. J. M. West as a Director                        ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors to the Company and authorize the Directors
to fix their remuneration

PROPOSAL #9.: Authorize the Directors, for the                             ISSUER          YES          FOR               FOR
purpose of Section 80 of the Companies Act 1985 [the
Act], to allot relevant securities [Section 80(2) of
the Act] of the Company up to an aggregate nominal
amount of GBP 2,210,607; [Authority expires at the
conclusion of the AGM of the Company]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry; and for
 the purpose of Section 94 of the Act, to allot
equity securities of the Company [Section 94]
respectively attributed to the interests of all
shareholders are proportionate [as nearly as may be]
to the respective numbers of ordinary shares held by
them up to an aggregate nominal amount of GBP
2,210,607; [Authority expires at the conclusion of
the AGM of the Company]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.10: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 9 and pursuant to Section
95 of the Act, to allot equity securities of the
Company for cash [Section 94(2)] pursuant to the
authority conferred by Resolution 12, disapplying the
 statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the
allotment of equity securities: a) in connection with
 a rights issue in favor of ordinary shareholders; b)
 up to an aggregate nominal amount of GBP 331,591;
[Authority expires at the conclusion of the next AGM
of the Company]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.11: Approve that a general meeting of the                      ISSUER          YES          FOR               FOR
 Company other than an AGM may be called on not less
than 14 days' notice

PROPOSAL #S.12: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Section 166 of the Act, to make market purchases
[Section 163 of the Act] of up to in aggregate
6,631,823 of its own ordinary shares [10% of the
Company's issued ordinary share capital] of 10p each
in the capital of the Company, at a minimum price of
10p and not more than 5% above the average market
value for such shares derived from the London Stock
Exchange Daily Official List, for the 5 business days
 preceding the date of purchase; [Authority expires
at the conclusion of the next AGM of the Company];
the Company, before the expiry, may make a contract
to purchase of its own shares which will or may be
executed wholly or partly after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KENDA RUBBER INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y4658X107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES        ABSTAIN           AGAINST
proposed cash dividend: TWD 0.25 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES        ABSTAIN           AGAINST
from retained earnings, proposed stock dividend: 50
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES        ABSTAIN           AGAINST
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES        ABSTAIN           AGAINST
monetary loans

PROPOSAL #B.7: Elect the Directors and Supervisors                         ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES        ABSTAIN           AGAINST
prohibition on Directors from participation on
Directors from participation in competitive business

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KESORAM INDS LTD
  TICKER:                N/A             CUSIP:     Y4752B134
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the reports of the Auditors and                        ISSUER          YES          FOR               FOR
the Directors and the audited accounts of the Company
 for the YE 31 MAR 2009

PROPOSAL #2.: Approve to confirm the payment of                            ISSUER          YES          FOR               FOR
interim dividend on ordinary shares declared by the
Board of Directors in its meeting held on 31 OCT 2008

PROPOSAL #3.: Declare a final dividend on ordinary                         ISSUER          YES          FOR               FOR
shares for the YE 31 MAR 2009

PROPOSAL #4.: Re-elect Shri P. K. Mallik and Shri S.                       ISSUER          YES        AGAINST           AGAINST
K. Parik as the Directors, who retires by rotation

PROPOSAL #5.: Appoint the Auditors and approve to fix                      ISSUER          YES          FOR               FOR
 their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KFC HOLDINGS (MALAYSIA) BHD
  TICKER:                N/A             CUSIP:     Y46974104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements of the Company for the YE 31 DEC 2008 and
 the reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 14 SEN less 25% Malaysian income tax per share

PROPOSAL #3.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees in respect of the FYE 31 DEC 2008

PROPOSAL #4.: Re-elect Tan Sri Dato' Muhammad Ali bin                      ISSUER          YES          FOR               FOR
 Hashim as a Director, who retires pursuant to
Article 89 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Ahamad bin Mohamad as a                         ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 89 of the
Company's Articles of Association

PROPOSAL #6.: Re-elect Tan Sri Dato' Dr. Yahya bin                         ISSUER          YES          FOR               FOR
Awang as a Director, who retires pursuant to Article
96 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Datuk Ismee bin Ismail as a                         ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 96 of the
Company's Articles of Association

PROPOSAL #8.: Appoint Messrs. KPMG, having consented                       ISSUER          YES          FOR               FOR
to Act, as the Auditors of the Company for the FYE 31
 DEC 2009 in place of the retiring Auditors, Messrs.
Ernst & Young, to hold office until the conclusion of
 the next AGM and authorize the Directors to fix
their remuneration

PROPOSAL #9.: Authorize the Directors to allot and                         ISSUER          YES          FOR               FOR
issue, subject always to the Act, Articles of
Association of the Company and approvals from the
Bursa Malaysia Securities Berhad and other
governmental or regulatory authorities, where such
approvals shall be necessary, pursuant to Section
132D of the Act from time to time to issue and allot
ordinary shares from the unissued share capital of
the Company upon such terms and conditions and at
such times as may be determined by the Directors of
the Company to be in the interest of the Company
provided always that the aggregate number of shares
to be issued pursuant to this Resolution shall not
exceed 10% of the issued share capital for the time
being of the Company

PROPOSAL #10.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
Companies Act 1965 [the Act], rules, regulations and
orders made pursuant to the Act, provisions of the
Company's memorandum and Articles of Association and
the Listing Requirements of Bursa Malaysia Securities
 Berhad [Bursa Securities] and any other relevant
authorities, to purchase and/or hold such amount of
ordinary shares of MYR 1.00 each in the Company's
issued and paid-up share capital [Proposed Share Buy-
Back authority] through Bursa Securities upon such
terms and conditions as the Directors may deem fit in
 the interest of the Company provided that the
aggregate number of shares so purchased and/or held
pursuant to this ordinary resolution [Purchased
Shares] does not exceed 10% of the total issued and
paid-up share capital of the Company at any time and
that an amount not exceeding the total retained
profits of MYR 300,973,000 and share premium account
of MYR 18,721,000 as disclosed in the audited
accounts of the Company as at 31 DEC 2008 otherwise
available for dividend for the time being be
allocated for the Proposed Share Buy-Back authority;
and authorize the Directors to decide at their
discretion either to retain the purchased shares as
treasury shares [as defined in Section 67A of the
Act] and/or cancel the Purchased Shares and/or to
retain part of the purchased shares and cancel the
remainder and/or to resell the treasury shares or to
distribute them as share dividend and/or subsequently
 cancel them and to deal with Purchased Shares in
such other manner as may be permitted by the Act,
rules, regulations, guidelines, requirements and/or
orders of Bursa Securities and any other relevant
authorities for the time being in force; to do all
acts and things [including the opening and
maintaining of a central depositories account(s)
under the Securities Industry [Central Depositories]
Act, 1991] and to take such steps and to enter into
and execute all commitments, transactions, deeds,
agreements, arrangements, undertakings, indemnities,
transfers, assignments, and/or guarantees as they may
 deem fit, necessary, expedient and/or appropriate in
 the best interest of the Company in order to
implement, finalize and give full effect to the
Proposed Share Buy-Back Authority with full powers to
 assent to any conditions, modifications, variations
[if any] as may be imposed by the relevant
authorities; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiry of the period within which the next AGM of the

PROPOSAL #11.: Authorize the Company, its                                  ISSUER          NO           N/A               N/A
subsidiaries or any of them, in line with Chapter
10.09 of the Listing Requirements of the Bursa
Malaysia Securities Berhad [Bursa Securities], to
enter into any of the transactions falling within the
 types of the Recurrent Related Party Transaction,
particulars of which as specified, provided that such
 transactions are of revenue or trading nature, which
 are necessary for the day-to-day operations of the
Company and/or its subsidiaries, within the ordinary
course of business of the Company and/or its
subsidiaries, made on an arm's length basis and on
normal commercial terms which those generally
available to the public and are not detrimental to
the minority shareholders of the Company; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company at which time the authority shall
lapse unless by a resolution passed at a general
meeting, the authority is renewed or the expiration
of the period within which the next AGM after the
date that is required by law to be held pursuant to
Section 143(1) of the Companies Act 1965 [the Act]
[but shall not extend to such extension as may be
allowed pursuant to Section 143(2) of the Act];
authorize the Directors of the Company to complete
and do all such acts and things [including executing
all such documents as may be required] as they may
consider expedient or necessary to give effect to the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIM ENG HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y4790S107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited Accounts                       ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008 together with the Directors
report and the Auditors report thereon

PROPOSAL #2.: Declare a Final [tax-exempt one-tier]                        ISSUER          YES          FOR               FOR
dividend of 8 cents per ordinary share for the FYE 31
 DEC 2008

PROPOSAL #3.: Approve the Directors fees of SGD                            ISSUER          YES          FOR               FOR
327,000 [2007: SGD 299,996] for the FYE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Victor Ma Wei-Chien as a                        ISSUER          YES          FOR               FOR
Director, who retires under Article 107 of the
Articles of Association of the Company

PROPOSAL #5.: Re-elect Professor Tan Teck Meng as a                        ISSUER          YES          FOR               FOR
Director who retires under Article 107 of the
Articles of Association of the Company

PROPOSAL #6.: Re-elect Mr. Lee, Hung-Chi @ Alex Lee                        ISSUER          YES          FOR               FOR
as a Director who retires under Article 117 of the
Articles of Association of the Company

PROPOSAL #7.: Re-elect Mr. Yasumasa Gomi as a                              ISSUER          YES          FOR               FOR
Director who retires under Article 117 of the
Articles of Association of the Company

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the
Directors to fix their remuneration

PROPOSAL #9.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Section 161 of the Companies Act,
Chapter 50, and the listing rules of the Singapore
Exchange Securities Trading Limited given to the
Directors of the Company at any time to such persons
and upon such terms and for such purposes as the
Directors may in their absolute discretion deem fit
to: i) issue shares in the capital of the Company
whether by way of rights, bonus or otherwise; ii)
make or grant offers, agreements or options that
might or would require shares to be issued or other
transferable rights to subscribe for or purchase
shares [collectively, Instruments] including but not
limited to the creation and issue of warrants,
debentures or other instruments convertible into
shares; iii) issue additional Instruments arising
from adjustments made to the number of Instruments
previously issued in the event of rights, bonus or
capitalization issues; and b) [notwithstanding the
authority conferred by the shareholders may have
ceased to be in force] issue shares in pursuance of
any Instrument made or granted by the Directors while
 the authority was in force, to such persons and upon
 such terms and for such purposes as the Directors
may in their absolute discretion deem fit provided
always that i) the aggregate number of shares to be
issued pursuant to this resolution [including shares
to be issued in pursuance of Instruments made or
granted pursuant to this resolution] does not exceed
50% of the Company's total number of issued shares
excluding treasury shares, of which the aggregate
number of shares [including shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution] to be issued other than on a pro
rata basis to and for the purpose of this resolution,
 the total number of issued shares excluding treasury
 shares shall be the Company's total number of issued
 shares excluding treasury shares at the time this
resolution is passed, after adjusting for; a) new
shares arising from the conversion or exercise of
convertible securities, or b) new shares arising from
 exercising share options or vesting of share awards
outstanding or subsisting at the time this resolution
 is passed provided the options or awards were
granted in compliance with Part VIII of Chapter 8 of
the Listing Manual of the SGX-ST, and c) any
subsequent bonus issue, consolidation or subdivision
of the Company's shares, ii) the 50% limit in sub-
paragraph i) above may be increased to 100% for
issues of shares and/or Instruments by way of a
renounceable rights issue where shareholders of the
Company are entitled to participate in the same on a
pro rata basis; and [Authority expires the earlier of
 the conclusion of the next AGM of the Company or the
 date by which the next AGM of the Company is

PROPOSAL #10.: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 subject to and conditional upon the passing of
Resolution 9 above, approval at any time to issue
shares [other than on a pro rata basis to
shareholders of the Company] at an issue price for
each share which shall be determined by the Directors
 of the Company in their absolute discretion provided
 that such price shall not represent a discount of
more than 20% to the weighted average price of a
share for trades done on the SGX-ST [as determined in
 accordance with the requirements of SGX-ST]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KIM ENG HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y4790S107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
[on a poll taken] to make purchases [whether by way
of market purchases or off-market purchases on an
equal access scheme] from time to time of up to 10%
of the total number of ordinary shares in the capital
 of the Company [excluding any ordinary shares held
as treasury shares] as at the date of this resolution
 or as at the date of the last AGM of the Company
[whichever is higher] at any price up to but not
exceeding the Maximum Price [as specified];
[Authority expires the earlier of the conclusion of
the next AGM of the Company is to be held or is
required By Law to be held]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KING SLIDE WORKS CO LTD
  TICKER:                N/A             CUSIP:     Y4771C105
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus; proposed stock
dividend: 100 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans and endorsement and guarantee

PROPOSAL #B.5: Elect the Directors and Supervisors                         ISSUER          YES          FOR               FOR

PROPOSAL #B.6: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KING YUAN ELECTRONICS CO LTD
  TICKER:                N/A             CUSIP:     Y4801V107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports reviewed by                        ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #A.3: The status of 2008 endorsement and                          ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of splitting dram testing                        ISSUER          NO           N/A               N/A
business

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.1 per share; proposed
stock dividend: 2.5 for 1,000 shares held

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7: Approve the proposal of transferring                        ISSUER          YES          FOR               FOR
the retained earnings to capital

PROPOSAL #B.8: Elect 1 Director                                            ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KING YUAN ELECTRONICS CO LTD
  TICKER:                N/A             CUSIP:     Y4801V107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of splitting dram testing                        ISSUER          NO           N/A               N/A
business

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
the proposed cash dividend: TWD 0.1 per share,
proposed stock dividend: 2.5 for 1,000 shares held

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revision to the Articles of                      ISSUER          YES          FOR               FOR
 Incorporation

PROPOSAL #B.7: Approve the proposal of transferring                        ISSUER          YES          FOR               FOR
the retained earnings to capital

PROPOSAL #B.8: Elect Mr. Yang Sian Cun [ID NO.:                            ISSUER          YES          FOR               FOR
K120858646] as an Independent Director

PROPOSAL #B.9: Extraordinary Motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINGBOARD LAMINATES HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G5257K107
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the Directors' report and
the Independent Auditor's report thereon for the YE
31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Cheung Kwok Wa as an                           ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.B: Re-elect Ms. Chan Sau Chi as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.C: Re-elect Mr. Liu Min as an Executive                        ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.D: Re-elect Mr. Chan Yue Kwong, Michael                        ISSUER          YES          FOR               FOR
as an Independent Non-executive Director of the

PROPOSAL #3.E: Re-elect Mr. Leung Tai Chiu as an                           ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company

PROPOSAL #3.F: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' remuneration

PROPOSAL #4.: Re-appoint the Auditor and authorize                         ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 [Directors] to allot, issue or otherwise deal with
additional shares of the Company [Shares] or
securities convertible into shares and make or grant
offers, agreements and options, during and after the
relevant period, not exceeding the aggregate of 20%
of the aggregate nominal amount of the issued share
capital of the Company; otherwise than pursuant to:
i) a rights issue; or ii) the exercise of
subscription or conversion under the terms of any
warrants issued by the Company or any securities
which are convertible into Shares; or iii) the
exercise of any option scheme or similar arrangement
for the time being adopted for the grant or issue to
the officers and/or employees of the Company and/or
any of its subsidiaries of Shares or rights to
acquire Shares; or iv) any scrip dividend or similar
arrangement providing for the allotment of Shares in
lieu of the whole or part of a dividend on Shares in
accordance with the Articles of Association of the
Company; and [Authority expires the earlier of the
conclusion of the next AGM or the expiration of the
period within which the next AGM of the Company is
required by any applicable laws or the Articles of

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 [Directors] to repurchase shares of the Company
[Shares] or convertible shares into shares, during
the relevant period, on The Stock Exchange of Hong
Kong Limited [Stock Exchange] or any other stock
exchange on which the securities of the Company have
been or may be listed and recognized by the
Securities and Futures Commission under the Hong Kong
 Code on share repurchases for such purposes, subject
 to and in accordance with all applicable laws and
regulations, at such price as the Directors may at
their discretion determine in accordance with all
applicable laws and regulations, not exceeding 10% of
 the aggregate nominal amount of the issued share
capital of the Company; and [Authority expires the
earlier of the conclusion of the next AGM or the
expiration of the period within which the next AGM of
 the Company is required by any applicable laws or
the Articles of Association of the Company to be held]

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5A and 5B, to extend the general
mandate granted to the Directors to allot, issue or
otherwise deal with the shares of the Company
pursuant to Resolution 5A, by an amount representing
the aggregate nominal amount of the share capital
repurchased pursuant to Resolution 5B, provided that
such amount does not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing this resolution

PROPOSAL #S.6: Amend the Article 2, Article 6,                             ISSUER          YES          FOR               FOR
Article 23, Article 37, Article 53, Article 80,
Article 82, Article 90, Article 91, Article 92,
Article 93, Article 94, Article 95, Article 97,
Article 101, Article 104, Article 108, Article 111,
Article 209 and Article 211 of the Articles of
Association of the Company, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KING'S TOWN CONSTRUCTION CO LTD
  TICKER:                N/A             CUSIP:     Y9532U104
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report business operation result of                      ISSUER          NO           N/A               N/A
 FY 2008

PROPOSAL #1.2: The Supervisors review financial                            ISSUER          NO           N/A               N/A
reports of FY 2008

PROPOSAL #1.3: To report the execution status of                           ISSUER          NO           N/A               N/A
buying back treasury stocks of FY 2008

PROPOSAL #1.4: To ratify offsetting deficit of FY 2008                     ISSUER          NO           N/A               N/A

PROPOSAL #1.5: Others                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Ratify business operation result and                        ISSUER          YES          FOR               FOR
financial reports of FY 2008

PROPOSAL #2.2: Ratify net profit allocation of FY 2008                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Amend the process procedures of                             ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #3.2: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others

PROPOSAL #4.: Others and extraordinary proposals                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KING'S TOWNBANK
  TICKER:                N/A             CUSIP:     Y59448103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The adoption of financial accounting                        ISSUER          NO           N/A               N/A
standard No. 35 for listing asset impairments the
status of assets impairment

PROPOSAL #A.4: The revision to the rules of                                ISSUER          NO           N/A               N/A
transferring buy back treasury stock to employees

PROPOSAL #A.5: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the rules of the                          ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #B.4: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINGSOFT CORPORATION LTD
  TICKER:                N/A             CUSIP:     G5264Y108
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
consolidated financial statements, the reports of the
 Directors and the Independent Auditors' report for
the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Dong Hui WANG as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.2: Re-elect Mr. Shun Tak WONG as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.3: Re-elect Mr. Guangming George LU as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.4: Re-elect Mr. Mingming HUANG as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.5: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix the Auditors'
remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[Directors], pursuant to the Rules Governing the
Listing of Securities on the Stock Exchange of Hong
Kong Limited [the Stock Exchange], to allot, issue
and deal with additional shares of USD 0.0005 each in
 the capital of the Company [Shares] or securities
convertible into shares and to make or grant offers,
agreements and options during and after the relevant
period, not exceeding 20% of the aggregate nominal
amount of the issued share capital of the Company,
otherwise than pursuant to i) a rights issue; or ii)
the exercise of rights of subscription or conversion
under the terms of any warrants or other securities
issued by the Company as at the date of this
resolution carrying a right to subscribe for or
purchase shares or otherwise convertible into shares;
 or iii) the exercise of subscription rights under
the share option schemes of the Company; or iv) any
scrip dividend or similar arrangement; [Authority
expires at the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any
applicable Law to be held]

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
during the relevant period, to repurchase shares on
the stock exchange of Hong Kong Limited subject to
and in accordance with all applicable laws and/or the
 requirements of the Rules Governing the Listing of
Securities on the Stock Exchange as amended from time
 to time, not exceeding 10% of the aggregate nominal
amount of the issued share capital; [Authority
expires at the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any
applicable Law to be held]

PROPOSAL #7.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Ordinary Resolutions 5 and 6, to extend the general
mandate granted to the Directors pursuant to
Resolution 5 by the addition to the aggregate nominal
 amount of the share capital of the Company which may
 be allotted and issued or agreed to be allotted and
issued by the Directors pursuant to such general
mandate of an representing the aggregate nominal
value of the share capital of the Company repurchased
 by the Company under the authority granted pursuant
to Resolution 6, provided that such extended amount
shall not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company at the
date of passing of the said resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINGSPAN GROUP PLC
  TICKER:                N/A             CUSIP:     G52654103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the financial statements                               ISSUER          YES          FOR               FOR

PROPOSAL #2.A: Elect Mr. Danny Kitchen as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. Gene Murtagh as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.C: Re-elect Mr. Dermot Mulvihill as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.D: Re-elect Mr. Brian Hill as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #2.E: Re-elect Mr. Eugene Murtagh as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.F: Re-elect Mr. Brendan Murtagh as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #4.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
securities

PROPOSAL #5.: Approve to disapply the pre-emption                          ISSUER          YES          FOR               FOR
rights

PROPOSAL #6.: Approve to purchase the Company shares                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the treasury shares                                  ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the convening of certain EGMs                        ISSUER          YES          FOR               FOR
on 14 days' notice

PROPOSAL #9.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR
relating to the appointment of proxies and corporate
representatives

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINPO ELECTRONICS INC (FORMERLY CAL-COMP ELECTRONI
  TICKER:                N/A             CUSIP:     Y1063L108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the proposals submitted                       ISSUER          NO           N/A               N/A
by shareholders

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on directors from participation in
competitive business

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of trading derivatives

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KINSUS INTERCONNECT TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y4804T109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2 per share

PROPOSAL #B.3: Approve the option of applying 5 years                      ISSUER          YES          FOR               FOR
 tax exemption

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B61.1: Elect Hua Wei Investment Limited,                         ISSUER          YES          FOR               FOR
Representive: Mr. Dong Zih Sian [Shareholder No: 2]
as a Director

PROPOSAL #B61.2: Elect Hua Yu Investment Limited,                          ISSUER          YES          FOR               FOR
Representive: Mr. Syu Shih Chang [Shareholder No:1]
as a Director

PROPOSAL #B61.3: Elect Hua Yu Investment Limited,                          ISSUER          YES          FOR               FOR
Representive: Mr. Chen Jhen Lai [Shareholder No:1] as
 a Director

PROPOSAL #B61.4: Elect Jhong Hwa International                             ISSUER          YES          FOR               FOR
Investment Corp, Representive: Mr. Chang Jing Yi
[Shareholder No:32053] as a Director

PROPOSAL #B61.5: Elect Mr. Kuo Ming Dong [Shareholder                      ISSUER          YES          FOR               FOR
 No: 9] as a Director

PROPOSAL #B61.6: Elect Mr. Lu Jing [Shareholder                            ISSUER          YES          FOR               FOR
No:11] as a Director

PROPOSAL #B.6.2: Elect Hwa Syun Investment Limited,                        ISSUER          YES          FOR               FOR
Representive: Lin Chiu Tan [Shareholder No:3] as a
Supervisor

PROPOSAL #B63.1: Elect Mr. Chen Jin Cai [ID No:                            ISSUER          YES          FOR               FOR
F101003592] as a Independent Director

PROPOSAL #B63.2: Elect Mr. Huang Chun Bao [ID No:                          ISSUER          YES          FOR               FOR
K121100845] as a Independent Director

PROPOSAL #B64.1: Elect Mr. Wu Siang Siang [ID No:                          ISSUER          YES          FOR               FOR
A222036758] as a Independent Supervisor

PROPOSAL #B64.2: Elect Mr. Cheng Chung Jen [ID No:                         ISSUER          YES          FOR               FOR
J100515149] as a Independent Supervisor

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KLCC PROPERTY HOLDINGS BHD
  TICKER:                N/A             CUSIP:     Y4804V104
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial statement                      ISSUER          YES          FOR               FOR
 for the FYE 31 MAR 2009 and the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of 5.5 sen per share, tax exempt under the single
tier tax system amounting to MYR 51.37 million for
the FYE 31 MAR 2009

PROPOSAL #3.: Re-elect Datuk Ishak Bin Imam Abas as a                      ISSUER          YES          FOR               FOR
 Director, who retire pursuant to the Company's
Articles of Association

PROPOSAL #4.: Re-elect Mr. Manharlal A/L Ratilal as a                      ISSUER          YES          FOR               FOR
 Director, who retire pursuant to the Company's
Articles of Association

PROPOSAL #5.: Re-elect Mr. Augustus Ralph Marshall as                      ISSUER          YES        AGAINST           AGAINST
 a Director, who retire pursuant to the Company's
Articles of Association

PROPOSAL #6.: Re-appoint Mr. Tunku Tan Sri Dato Seri                       ISSUER          YES          FOR               FOR
Ahmad Bin Tunku Yahaya as a Director of the Company,
who retire pursuant to Section 129 of the Companies
Act, 1965, to hold office until the next AGM

PROPOSAL #7.: Approve the payment of the Directors                         ISSUER          YES          FOR               FOR
fees of MYR 349,200.00 in respect of the FYE 31 MAR
2009

PROPOSAL #8.: Re-appoint Messrs Ernst & Young as the                       ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to fix the Auditors remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KLOECKNER & CO. SE, DUISBURG
  TICKER:                N/A             CUSIP:     D40376101
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 17,699, 907.99 as
follows: the distributable profit shall be carried

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY, the interim report and the review of the
interim financial statements: KPMG Hartkopf + Rentrop
 Treuhand KG, Cologne

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares the Board of Managing Directors shall be
authorized to acquire shares of the Company of up to
10% of its share capital, at prices not deviating
more than 10% from the market price of the shares, on
 or before 25 NOV 2010, the Board of Managing
Directors shall be authorized to retire the shares,
exclude shareholders subscription rights if the
shares are sold through the stock exchange and for
residual amounts or to dispose of the shares in a
manner other than the stock exchange or a rights
offering if the shares are sold at a price not
materially below their market price, to use the
shares for acquisition purposes and for the
fulfillment of option or conversion rights

PROPOSAL #7.: Resolution on the authorization to                           ISSUER          YES          FOR               FOR
issue convertible and/or warrant bonds, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to issue bearer
bonds of up to EUR 350,000,000, having a term of up
to 20 years and conferring a conversion or option
right for shares of the Company, on or before 25 MAY
2014, shareholders shall be granted subscription
rights, except for the issue of bonds at a price not
materially below their theoretical market value, for
residual amounts, and in order to grant such rights
to holders of conversion and Option Rights

PROPOSAL #8.: Creation of contingent capital, and the                      ISSUER          YES          FOR               FOR
 correspondence amendment to the articles of
Association, the Company's share capital shall be
increased by up to EUR 11,625,000 through the issue
of up to 4,650,000 new registered shares, insofar as
conversion or option rights granted pursuant to Item
7 of this agenda are exercised [contingent capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KLOECKNER WERKE AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     D39233107
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #5.: Amendment to the Articles of                                 ISSUER          NO           N/A               N/A
Association in connection with the shareholder rights
 directive implementation law [ARUG] Section 18 shall
 be amended in respect of shareholders issuing proxy
voting instruction in textual form

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KNM GROUP BHD
  TICKER:                N/A             CUSIP:     Y4810F101
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Dato' Ab Halim Bin Mohyiddin                        ISSUER          YES          FOR               FOR
as a Director who retire pursuant to Article 127 of
the Company's Articles of Association

PROPOSAL #2.: Re-elect  Mr. Lee Hui Leong as a                             ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 127 of the
Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Chew Fook Sin as a                              ISSUER          YES          FOR               FOR
Director who retire pursuant to Article 127 of the
Company's Articles of Association

PROPOSAL #4.: Approve the Directors' fees of MYR                           ISSUER          YES          FOR               FOR
613,000 for the FYE  31 DEC 2008

PROPOSAL #5.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company and authorize the Directors to fix
their remuneration

PROPOSAL #6.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 Companies Act, 1965 and the Articles of Association
of the Company, the Directors empowered, pursuant to
section 132D of the Companies Act, 1965, to allot and
 issue shares in the Company at any time and upon
such terms and conditions and for such purposes as
the Directors may, in their absolute discretion deem
fit, provided that the aggregate number of shares to
be issued does not exceed 10% of the issued and paid-
up share Capital of the Company for the time being
and to obtain the approval for the listing of and
quotation for the additional shares so issued on
bursa Malaysia securities Berhad; and [Authority
expires at the conclusion of the next AGM of the

PROPOSAL #7.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
Company's compliance with all the applicable rules,
regulations, orders and guidelines made pursuant to
the Companies Act, 1965 [the Act], the Company's
Memorandum and Articles of Association and the
listing requirements of Bursa Malaysia securities
Berhad [Bursa Securities], to purchase at any time
such amount of ordinary shares of MYR 0.25 each in
the Company as may be determined by the Directors of
the Company from time to time through bursa
securities upon such terms and conditions as the
Directors in their absolute discretion deem fit and
expedient in the interest of the Company [proposed
share buy-back mandate] provided that: [i] the
aggregate number of ordinary shares which may be
purchased by the Company at any point of time
pursuant to the proposed share buy-back mandate shall
 not exceed 10% of the total issued and paid-up share
 capital of the Company; [ii] the amount of funds to
be allocated by the Company pursuant to the proposed
share buy-back mandate shall not exceed the retained
earnings and share premium of the Company as at 31
DEC 2008; and [iii] the shares so purchased by the
Company pursuant to the proposed share buy-back
mandate may at the discretion of the Directors be:
[a] cancelled; or [b] retained as treasury shares
and/or retained for distribution as dividends to the
shareholders or be resold on the market of bursa
securities; or [c] partially retained as treasury
shares with the remainder being cancelled; or in any
other manner as prescribed by the act, rules,
regulations and orders made pursuant to the act and
the listing requirements of bursa securities and any
other relevant authority for the time being in force;
 and [Authority expires at the conclusion of the next
 AGM of the company, or the expiration of the period
within which the next AGM is required to be held
pursuant to section 143[1] of the act [but shall not
extend to such extensions as may be allowed pursuant
to Section 143[2] of the act]]; and complete and do
all such acts and things as they may consider
expedient or necessary to implement and give effect

PROPOSAL #8.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries [KNM group] to enter into all
arrangements and/or transactions involving the
interests of Directors, major shareholders or persons
 connected with the Directors and/or major
shareholders of KNM group [related parties] as
specified in section 2.4 of the statement/circular to
 shareholders dated 02 JUN 2009 provided that such
arrangements and/or transactions are: [i] recurrent
transactions of a revenue or trading nature; [ii]
necessary for the day-to-day operations; [iii]
carried out in the ordinary course of business on
normal commercial terms which are not more favorable
to related parties than those generally available to
the public; and [iv] are not to the detriment of the
minority shareholders, [proposed recurrent RPT
mandate]; and [Authority expires the earlier or at
the conclusion of the next AGM of the Company, or the
 expiration of the period within which the next AGM
is required to be held pursuant to section 143[1] of
the act [but shall not extend to such extensions as
may be allowed pursuant to section 143[2] of the
act]]; and to complete and to do all such acts and
things [including executing all such documents as may
 be required] as they may consider expedient or
necessary to give effect to the proposed recurrent

PROPOSAL #S.1: Approve the alterations, modifications                      ISSUER          YES          FOR               FOR
 or additions to the Articles of Association of the
Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOLON INDUSTRIES INC, KWACHON
  TICKER:                N/A             CUSIP:     Y48198108
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Merger                                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Messrs. Je Hwan-Seok, Shin Sang-                       ISSUER          YES          FOR               FOR
Ho, Oh Won-Sun, Kim Young-Soo (External) Park Young-
Ryul, Kim Sung-Ho as the Directors

PROPOSAL #4.: Elect Mr. Kim Il-Gon as the Auditor                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KOMIPHARM INTERNATIONAL CO LTD, SHIHEUNG
  TICKER:                N/A             CUSIP:     Y4934W105
  MEETING DATE:          6/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the partial amendment to the                         ISSUER          YES          FOR               FOR
Articles of Incorporation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONINKLIJKE BOSKALIS WESTMINSTER NV
  TICKER:                N/A             CUSIP:     N14952266
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: The discussion of the annual report of                       ISSUER          NO           N/A               N/A
the Board of Management relating to the Company's
affairs and Management activities in the 2008 FY

PROPOSAL #3.A: Adopt the financial statements for the                      ISSUER          NO           N/A               N/A
 2008 FY

PROPOSAL #3.B: Discussion of the Report of the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.A: Appropriation of the profit for 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #4.B: Approve the dividend proposal                               ISSUER          NO           N/A               N/A

PROPOSAL #5.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Management in respect of their Management
activities over the past FY

PROPOSAL #6.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Supervisory Board for their Supervision of the
Management activities of the Board of Management
during the past FY

PROPOSAL #7.i: Announcement of the vacancies on the                        ISSUER          NO           N/A               N/A
Supervisory Board and of the right of recommendation
of the general meeting of shareholders

PROPOSAL #7.ii: Approve the decision not to have the                       ISSUER          NO           N/A               N/A
general meeting of shareholders make recommendations
to nominate Members of the Supervisory Board

PROPOSAL #7iiiA: Approve that, if no recommendations                       ISSUER          NO           N/A               N/A
are submitted as referred to under 7(i), the proposal
 will be discussed to proceed, on the basis of the
nomination of the Supervisory Board, with the
appointment of Mr. Drs. H. Heemskerk as a Member of
the Supervisory Board

PROPOSAL #7iiiB: Approve that, if no recommendations                       ISSUER          NO           N/A               N/A
are submitted as referred to under 7(i), the proposal
 will be discussed to proceed, on the basis of the
nomination of the Supervisory Board, with the
appointment of Mr. Drs. M. Niggebrugge as a Member of
 the Supervisory Board

PROPOSAL #8.: Authorize the Board of Management to                         ISSUER          NO           N/A               N/A
acquire shares in the capital of the Company

PROPOSAL #9.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Close                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KONTRON AG, ECHING
  TICKER:                N/A             CUSIP:     D2233E118
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements, the Group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 11,378,458.26 as follows:
payment of a dividend of EUR 0.20 per no-par share
EUR 1,220,853.46 shall be carried forward ex-dividend
 and payable date: 18 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: Ernst & Young AG, Stuttgart

PROPOSAL #6.: By-elections to the Supervisory Board:                       ISSUER          NO           N/A               N/A
Mr. Georg Baumgartner and Mr. Michael Wilhelm

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares, the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 16 DEC 2010,
 the Board of Managing Directors shall be authorized
to sell the shares on the Stock Exchange, to retire
the shares, to use the shares in connection with
Mergers and acquisitions or within the scope of the
Company's Stock Option Plans, and to sell the shares
against cash payment at a price not materially below
their market price

PROPOSAL #8.: Resolution on an adjustment of the                           ISSUER          NO           N/A               N/A
Stock Option Plan 2003, the term of the stock options
 issued within the scope of Stock Option Plan 2003
shall be extended to 31 DEC 2012

PROPOSAL #9.: Resolution on an adjustment of the                           ISSUER          NO           N/A               N/A
Stock Option Plan 2007, the term of the stock options
 issued within the scope of Stock Option Plan 2007
shall be extended to 31 DEC 2012

PROPOSAL #10.: Resolution on the authorization to                          ISSUER          NO           N/A               N/A
grant stock options, the creation of new contingent
capital, and the correspondent amendment to the
Articles of Association, the Company shall be
authorized to issue stock options for shares of the
Company to executives and employees of the company
and its affiliates, on or before 31 DEC 2013, the
Company's share capital shall be increased
accordingly by up to EUR 1,350,000 through the issue
of up to 1,350,000 new bearer no-par shares, insofar
as stock options are exercised [contingent capital

PROPOSAL #11.: Amendment to the Articles of                                ISSUER          NO           N/A               N/A
Association in accordance with the implementation of
the Shareholders, Rights Act [ARUG], as follows:
Section 23[1], in respect of shareholders being
entitled to participate and vote at the shareholders
meeting if they register with the Company by the
sixth day prior to the meeting and provide evidence
of their shareholding as per the statutory record date

PROPOSAL #12.: Amendments to the Articles of                               ISSUER          NO           N/A               N/A
Association as follows: Section 22[2], in respect of
the convocation of the shareholders meeting being
published pursuant to the statutory regulations
Section 23[3], in respect of proxy-voting
instructions being issued in written form Section
25[2], in respect of the Chairman of the shareholders
 meeting being authorized to limit shareholder
questions and remarks to a reasonable amount of time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KRONES AG, NEUTRAUBLING
  TICKER:                N/A             CUSIP:     D47441171
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Boar d of MDs pursuant to Sections
289[4 ] and 315[4] of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 37,025,676.78 as follows:
 Payment of a dividend of EUR 0.60 per no-par share
EUR 180,000,000 shall be allocated to the other
revenue reserves EUR 870,833.58 shall be carried for
ward Ex-dividend and payable date: 18 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board Elect Messrs: Alexander Nerz,
Philipp Graf von und zu Lerchenfeld to the
Supervisory Board

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares, the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices neither deviating more than 10% from the
market price if the shares are acquired through the
Stock Exchange, nor more than 20% from the market
price if the shares are acquired by way of a public
repurchase offer to all shareholders, on or before 16
 DEC 2010, the Board of MDs shall be authorize d to
dispose of the shares in a manner other than the
Stock Exchange or a rights offering if the shares are
 sold at a price not materially below their market
price, to use the shares for acquisition purposes,
and to retire the shares

PROPOSAL #7.: Amendment to Section 16, regarding                           ISSUER          NO           N/A               N/A
shareholders, meetings being held at t he Company's
seat, at the seat of a German stock exchange, or in
Regensburg

PROPOSAL #8.: Amendment to the Articles of                                 ISSUER          NO           N/A               N/A
Association, in respect of a new Section 5a being
inserted, regarding Section 27a [1] of the Securities
 Trade Act not being applied

PROPOSAL #9.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: Bayerische Treuhandgesellschaft AG, Regensburg

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUDELSKI SA, CHESEAUX-SUR-LAUSANNE
  TICKER:                N/A             CUSIP:     H46697142
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the business report annual                           ISSUER          NO           N/A               N/A
financial statements of Kudelski AG and consolidated
financial statements 2008 and the report of the
Auditors

PROPOSAL #2.: Approve the net profit                                       ISSUER          NO           N/A               N/A

PROPOSAL #3.: Grant discharge of the Board of                              ISSUER          NO           N/A               N/A
Directors and the Management

PROPOSAL #4.1: Re-elect Mr. Norbert Bucher as a                            ISSUER          NO           N/A               N/A
Member of the Board of Directors

PROPOSAL #4.2: Re-elect Mr. Laurent Dassault as a                          ISSUER          NO           N/A               N/A
Member of the Board of Directors

PROPOSAL #4.3: Re-elect Mr. Patrick Foetisch as a                          ISSUER          NO           N/A               N/A
Member of the Board of Directors

PROPOSAL #4.4: Re-elect Mr. Andre Kudelski as a                            ISSUER          NO           N/A               N/A
Member of the Board of Directors

PROPOSAL #4.5: Re-elect Mr. Marguerite Kudelski as a                       ISSUER          NO           N/A               N/A
Member of the Board of Directors

PROPOSAL #4.6: Re-elect Mr. Pierre Lescure as a                            ISSUER          NO           N/A               N/A
Member of the Board of Directors

PROPOSAL #4.7: Re-elect Mr. Claude Smadja as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors

PROPOSAL #4.8: Re-elect Mr. Alexandre Zeller as a                          ISSUER          NO           N/A               N/A
Member of the Board of Directors

PROPOSAL #5.: Re-elect PricewaterhouseCoopers SA,                          ISSUER          NO           N/A               N/A
Lausanne

PROPOSAL #6.: Approve to increase of the conditional                       ISSUER          NO           N/A               N/A
capital [rights of options or of soscription]

PROPOSAL #7.: Amend the Articles of Association                            ISSUER          NO           N/A               N/A

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUKA AKTIENGESELLSCHAFT, AUGSBURG
  TICKER:                N/A             CUSIP:     D3862Y102
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289(4) and 315(4) of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 32,113,253.93 as follows:
EUR 32,113,253.93 shall be allocated to the revenue
reserves

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Management Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Board of Managing Directors shall be
authorized to acquire shares of the Company of up to
10% of the share capital, at a prices not deviating
more than 10% from the market price of the shares on
or before 30 SEP 2010, the Board of Managing
Directors shall be authorized to use the shares for
Mergers and acquisitions, to dispose of the shares in
 a manner other than the stock exchange or a rights
offering if they are sold at a price not materially
below their market price, to float the shares on
foreign markets, to use the shares for remuneration
purposes, and to retire the shares

PROPOSAL #6.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
existing authorized capital, the creation of a new
authorized capital, and the corresponding amendment
to the Articles of Association, the existing
authorization to increase the share capital by up to
EUR 34,500,000 shall be revoked, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 34,500,000 through the
issue of new shares against contributions in cash
and/or kind, on or before 28 APR 2014 [authorized
capital II], shareholders shall be granted
subscription rights except for residual amounts, for
a capital increase of up to 10% of the share capital
against contributions in cash if the shares are
issued at a price not materially below their market
price, for the issue of shares against contributions
in kind, and in order to grant such rights to holders
 of convertible and/or option rights

PROPOSAL #7.: Amendment to 20(2)2 of the Article of                        ISSUER          NO           N/A               N/A
Association, in accordance with the implementation of
 the shareholders, Rights Act [ARUG] in respect of
proxy-voting instructions being issued/withdrawn in
writing

PROPOSAL #8.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #9.: Elect the supervisory Board: Messrs.                         ISSUER          NO           N/A               N/A
Bernd Minning and Till Reuter

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KULIM MALAYSIA BHD
  TICKER:                N/A             CUSIP:     Y50196107
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' and                         ISSUER          YES          FOR               FOR
Auditors' reports and audited financial statements in
 respect of the YE 31 DEC 2008

PROPOSAL #2.: Approve the final dividend of 15% [less                      ISSUER          YES        AGAINST           AGAINST
 Malaysian income tax] in respect of the FYE 31 DEC

PROPOSAL #3.: Re-elect Mr. Jamaludin Md Ali as a                           ISSUER          YES          FOR               FOR
Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #4: Re-elect Mr. Datin Paduka Siti Sa'diah                        ISSUER          YES          FOR               FOR
Sheikh Bakir as a Director, who retires in accordance
 with the Company's Articles of Association

PROPOSAL #5.: Re-elect Datuk Haron Siraj as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with the
Company's Articles of Association

PROPOSAL #6.: Re-appoint Mr. Tan Sri Datuk Arshad                          ISSUER          YES          FOR               FOR
Ayub, as a Director of the Company to hold office
until the next AGM of the Company, pursuant to
Section 129(6) of the Companies Act, 1965 [Act]

PROPOSAL #7.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees in respect of the FYE 31 DEC 2008

PROPOSAL #8.: Re-appoint Messrs. KPMG as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company and authorize the Directors to fix
their remuneration

PROPOSAL #9.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Act, to issue shares of the
Company form time to time upon such terms and
conditions and for such purposes as the Directors may
 in their absolute discretion deem fit provided that
the aggregate number of shares to be issued pursuant
to this resolution does not exceed 10% of the issued
share capital of the Company and; [Authority expires
the conclusion of the next AGM of the Company] and to
 obtain the approval of the Bursa Malaysia Securities
 Berhad ['Bursa Securities'] for the listing and
quotation for the new shares so issued

PROPOSAL #10.: Authorize the Company, subject to the                       ISSUER          YES          FOR               FOR
Act, rules, regulations and orders made pursuant to
the Act, provisions of the Company's Memorandum and
Articles of Association and the Listing Requirements
of Bursa Securities ['Listing Requirements'] and to
purchase and/or hold such amount of ordinary shares
of MYR 0.50 each in the Company's issued and paid-up
share capital ['Proposed Renewal of the Share Buy-
Back Authority'] through bursa securities upon  such
terms and conditions as the Directors may deem fit in
 the interest of the Company provide that: the
aggregate number of shares so purchased and/or held
pursuant to this ordinary resolution [Purchased
Shares] does not exceed 10% of the total issued and
paid-up share capital of the Company at any one time;
 and the maximum amount of funds to be allocated for
the purchased shares shall not exceed the aggregate
of the retained profits and/or share premium of the
Company; authorize the Directors to decide at their
discretion either to retain the Purchased Shares as
treasury shares [as defined in Section67A of the Act]
 and/or to cancel the purchased shares and/or to
retain the purchased shares as treasury shares for
distribution through Bursa Securities in accordance
with the relevant rules of Bursa Securities and/or
cancelled subsequently and/or to retain part of the
deal with the purchased shares in such other manner
as may be permitted by the Act, rules, regulations ,
guidelines, requirements and/or orders of Bursa
Securities and any other relevant authorities for the
 time being in force; to do all acts and things
including the opening and maintaining of a central
depositories account(s) under the Securities Industry
 [Central Depositories ] Act, 1991 and to take such
steps and to enter into and execute all commitments,
transactions, deeds, agreements, arrangements,
undertakings, indemnities, transfers, assignments,
and/or guarantees as they may deem fit, necessary,
expedient and/or appropriate in the best interest of
the Company in order to implement, finalize and give
full effect to the Proposed Renewal of the Share Buy-
back Authority with full powers to assent to any
conditions, modifications, variations [if any] as may
 be imposed by the relevant authorities; [Authority
the earlier of the conclusion of the next AGM of the
Company or the expiry of the period within which the
next AGM of the Company is required by Law to be held]

PROPOSAL #11.: Authorize the Company, its                                  ISSUER          YES          FOR               FOR
subsidiaries or any of them, in line with Paragraph
10.09 of the Listing Requirements, to enter into any
of the transactions falling within the types of the
RRPT, as specified, with the related parties as
specified, provided that such transactions are of
revenue and/or trading nature, which are necessary
for the day-to-day operations of the Company and/or
its subsidiaries, within the ordinary course of
business of the Company and/or its subsidiaries, made
 on an arm's length basis an on normal commercial
terms which those generally available to the public
and are not detrimental to the minority shareholders
of the Company; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within the which the next
AGM after the date it is required by Law to be held];
 authorize the Directors of the Company to complete
and do all such acts and things [including executing
all such documents as ma be required] as they may
consider expedient or necessary or give effect to the
 proposed shareholders' Mandate for RRPT

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUMHO TIRE CO INC
  TICKER:                N/A             CUSIP:     Y5044V101
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors; candidate of                            ISSUER          YES          FOR               FOR
Director: Mr. Kim Jong-Ho and Mr. Park Chan-Bub

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUNGSLEDEN AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W53033101
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Bengt Kjell as a                             ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Drawing up and approval of the voting                        ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect one or more persons to verify the                      ISSUER          NO           N/A               N/A
 minutes

PROPOSAL #6.: Determination as to whether the AGM has                      ISSUER          NO           N/A               N/A
 been duly convened

PROPOSAL #7.: Report on the work of the Board of                           ISSUER          NO           N/A               N/A
Director's and the Committees of the Board of
Director's

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the audit report and the consolidated financial
statements and the consolidated audit report for 2008
 and in this connection the Chief Executive Officer's
 report

PROPOSAL #9.a: Adopt the income statement and the                          ISSUER          YES          FOR               FOR
balance sheet and the consolidated income statement
and the consolidated balance sheet for 2008

PROPOSAL #9.b: Approve a dividend of SEK 1.50 per                          ISSUER          YES          FOR               FOR
share, the record date for dividends is to be 27 APR
2009

PROPOSAL #9.c: Grant discharge from the personal                           ISSUER          YES          FOR               FOR
liability of the Board of Directors and the CEO for
the year 2008

PROPOSAL #10.: Report on the work of the Election                          ISSUER          NO           N/A               N/A
Committee

PROPOSAL #11.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors at 8 and no Deputy Members

PROPOSAL #12.: Approve the remuneration to the Board                       ISSUER          YES          FOR               FOR
of Directors, for the Committee-work and to the
Auditors as specified

PROPOSAL #13.: Elect Messrs. Bengt Kjell, Thomas                           ISSUER          YES          FOR               FOR
Erseus, Magnus Meyer, Jan Nygren, Jonas Nyren and
Per-Anders Ovin as the Members to the Board of
Directors and Mr. Charlotta Wikstrom as a new Member
to the Board of Directors; and Mr. Bengt Kjell as the
 Chariman of the Board of Directors

PROPOSAL #14.: Approve the new instruction for the                         ISSUER          YES          FOR               FOR
Election Committee

PROPOSAL #15.: PLEASE NOTE THAT THIS IS A SHAHOLDERS                       ISSUER          YES          FOR             AGAINST
PROPOSAL: elect Messrs. Carl Rosen [Andra AP-fonden],
 K.G. Lindvall [Swedbank Robur fonder] and Olle
Floren [Olle Floren with Companies] as the Members to
 the Election Committee, furthermore, shall,
according to the instruction, the Chairman of the
Board of Directors be elected to a Member of the
Election Committee

PROPOSAL #16.: Approve the guidelines concerning                           ISSUER          YES          FOR               FOR
remuneration and other employment terms for the
executive Management as specified

PROPOSAL #17.: Approve the decision on allotment in                        ISSUER          YES          FOR               FOR
accordance with Kungsleden's Share Option Incentive
Programme as specified

PROPOSAL #18.: Approve a Share Option Incentive                            ISSUER          YES          FOR               FOR
Programme [last year of 3 planned years] as specified

PROPOSAL #19.: Closing of AGM                                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUONI REISEN HLDG AG
  TICKER:                N/A             CUSIP:     H47075108
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUONI REISEN HLDG AG
  TICKER:                N/A             CUSIP:     H47075108
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Explanation about the business report                        ISSUER          NO           N/A               N/A
2008, [composed of the annual report 2008, the annual
 financial statements 2008 and also the consolidated
financial statements 2008]

PROPOSAL #2.: Reports of the Auditors                                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve according the bussines report                        ISSUER          YES        ABSTAIN           AGAINST
2008 [composed of the annual re port 2008, the annual
 financial statements 2008 and also the consolidated
financial statements 2008]

PROPOSAL #4.: Approve the appropriation of the net                         ISSUER          YES        ABSTAIN           AGAINST
results

PROPOSAL #5.1: Adopt Article 8 Paragraph 2 of the                          ISSUER          YES        ABSTAIN           AGAINST
Articles of Association for the new Audit right

PROPOSAL #5.2: Adopt Article 10 Paragraph 3 Phrase 1                       ISSUER          YES        ABSTAIN           AGAINST
of the Articles of Association for the new Audit right

PROPOSAL #5.3: Adopt Article 20 Paragraph 2                                ISSUER          YES        ABSTAIN           AGAINST
Subparagraph 9 of the Articles of Association for the
 new Audit right

PROPOSAL #5.4: Adopt Paragraph 3, C. of the Articles                       ISSUER          YES        ABSTAIN           AGAINST
of Association for the new Audit right

PROPOSAL #6.: Grant discharge to the Board of                              ISSUER          YES        ABSTAIN           AGAINST
Directors and the Management

PROPOSAL #7.1.A: Re-elect Mr. Henning Boysen to the                        ISSUER          YES        ABSTAIN           AGAINST
Board of Directors

PROPOSAL #7.1.B: Re-elect Mr. David J. Schnell to the                      ISSUER          YES        ABSTAIN           AGAINST
 Board of Directors

PROPOSAL #7.2: Re-elect KPMG AG as the Auditor                             ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                KUOYANG CONSTRUCTION CO LTD
  TICKER:                N/A             CUSIP:     Y50571101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 Audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors' from participation in competitive
business

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LA SEDA DE BARCELONA SA LSB, BARCELONA
  TICKER:                N/A             CUSIP:     E87611120
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of the
Company and its consolidated group

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Joan Castells as a Sunday                      ISSUER          YES        AGAINST           AGAINST
 Board Member

PROPOSAL #3.2: Ratify Mr. Inverland Dulce as a Sunday                      ISSUER          YES        AGAINST           AGAINST
 Board Member

PROPOSAL #4.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #5.: Approve the report about the Article                         ISSUER          YES          FOR               FOR
116 BIS of the Stock Market Law

PROPOSAL #6.: Authorize the Board to increase the                          ISSUER          YES          FOR               FOR
share capital and to issue bonds, promissory notes
and other fixed income securities

PROPOSAL #7.: Re-elect Horwath Auditores Espana S.L                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #8.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LABORATORIOS ALMIRALL, SA, BARCELONA
  TICKER:                N/A             CUSIP:     E7131W101
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Lab Almirall accounts for                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #2.: Approve the Lab Almirall group                               ISSUER          YES          FOR               FOR
consolidated annual account for 2008

PROPOSAL #3.: Approve the Social Management for 2008                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the application of the results                       ISSUER          YES          FOR               FOR
of 2008

PROPOSAL #5.: Re-appoint the Auditors for Lab Almirall                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint the Auditors for the group                        ISSUER          YES          FOR               FOR
led by Lab Almirall

PROPOSAL #7.: Approve to change name to Almirall                           ISSUER          YES          FOR               FOR
S.A., with the subsequent modification of Article 1
of the Bylaws

PROPOSAL #8.: Authorize the Board to execute the                           ISSUER          YES          FOR               FOR
Agreements

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LAIRD PLC, LONDON
  TICKER:                N/A             CUSIP:     G53508175
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the                          ISSUER          YES        AGAINST           AGAINST
Directors and the accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report as set out in the report and accounts for the
YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. N.J. Keen as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Sir Christopher Hum as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Professor M J Kelly as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. A J Reading as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #8.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES        AGAINST           AGAINST
Auditors and authorize the Board to fix their
remuneration

PROPOSAL #9.: Authorize the share capital of the                           ISSUER          YES          FOR               FOR
Company be increased from GBP 70,000,000 to GBP
90,000,000 by the creation of 71,111,111 ordinary
shares of 28.125p each identical and ranking pari
passu with the existing authorized but unissued
shares of 28.125p each in the capital of the Company

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the Companies Act 1985, to
exercise all the powers of the Company to allot
relevant securities [Section 80[2] of the Companies
Act 1985],[a] up to an aggregate nominal amount of
GBP 16,643,887;[b] equity securities[as define in
section 94 of he Companies Act 1985] up to an
aggregate nominal amount [when added to any
allotments made under [a]above] of GBP 33,287,775 in
connection with or pursuant to an offer or invitation
 by way of right issue in favor of holders of
ordinary shares in proportion [as nearly as
practicable] to the respective number of ordinary
shares held by them on the record date for such
allotment,[and holders of any other class of equity
securities entitled to participate therein or if the
Directors consider it necessary as permitted by the
rights of those securities]; [Authority expires
during the period from the date of passing of this
resolution until the conclusion of the next AGM of
the Company or, if earlier, 08 AUG 2010]; to allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.11: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 10 and pursuant to Section
95 of the Companies Act 1985, to allot equity
securities [Section 94 of the Companies Act 1985] for
 cash pursuant to the authority conferred on the
Directors by Resolution 10 as specified; sell
relevant shares [Section 94[5] of the Act] held by
the Company as treasury shares; as if Section 89[1]
of the said Act]; to the allotment of equity
securities a] for cash and the sale of treasury
shares in connection with a rights issue in favour of
 ordinary shareholders where the equity securities
attributable to the respective interests of all
ordinary shareholders are proportionate [as nearly as
 practicable] to the respective numbers of ordinary
shares held by them on the record date for such
allotment, but subject always to such exclusions or
other arrangements as the Directors may deem fit to
deal with fractional entitlements, treasury shares,
record dates or legal or practical problems arising
in respect of any overseas territory; and b] up to an
 aggregate nominal amount of GBP 2,496,583;
[Authority expires during the period from the date of
 passing of this resolution until the conclusion of
the next AGM of the Company or, if earlier, 08 AUG
2010]; to allot equity securities after the expiry of
 this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases Section 166 of the Companies Act 1985[with
 the meaning of section 163 of the Companies Act
1985] of any of its ordinary shares of 28.125p each
[the ordinary share]on such terms and in such manners
 as the Directors may from time to time determine,
provided that : a] the maximum number of ordinary
shares to be purchased is 17,753,480, representing
10% of the issued share capital at 10 MAR 2009; b]
the minimum price which may be paid for each ordinary
 share is 28.125p, exclusive of the expenses of
purchase; c] the maximum price which may be paid for
each ordinary share is an amount to 105% of the
average middle market quotations for the ordinary
shares of the Company as derived from the Daily
Official List of the London Stock Exchange, for the 5
 business days immediately preceding the day on which
 such ordinary share is contracted to be purchased;
[Authority expires at the conclusion of the next AGM
of the Company or, if earlier 08 AUG 2010]; the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.13: Approve the general meeting of the                         ISSUER          YES          FOR               FOR
Company [other than an AGM] may be called on not less
 than 14 clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LANDI RENZO S.P.A., ROMA
  TICKER:                N/A             CUSIP:     T62498109
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Amend the Article 10 of Corporate By                        ISSUER          NO           N/A               N/A
Laws, any adjournment thereof

PROPOSAL #E.2: Amend the Article 15 of Corporate By                        ISSUER          NO           N/A               N/A
Laws, any adjournment thereof

PROPOSAL #O.3: Approve the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2008 and the Board of Directors, the Auditors and
 the Audit Firm report, any adjournment thereof

PROPOSAL #O.4: Appoint a Board of Directors Member,                        ISSUER          NO           N/A               N/A
and approve to determine its terms and emoluments,
any adjournment thereof

PROPOSAL #O.5: Approve to determine the Executive                          ISSUER          NO           N/A               N/A
Directors emoluments, any adjournment thereof

PROPOSAL #O.6: Approve the extension of commitment to                      ISSUER          NO           N/A               N/A
 Audit firm for years 2008-2015, any adjournment

PROPOSAL #O.7: Authorize to buy and sell own shares,                       ISSUER          NO           N/A               N/A
any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEE CHANG YUNG CHEMICAL INDUSTRY CORP
  TICKER:                N/A             CUSIP:     Y52424101
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of Buyback Treasury Stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.5 per share, proposed
stock dividend: 150 for 1,000 SHS held

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEONI AG, NUERNBERG
  TICKER:                N/A             CUSIP:     D50120134
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements, the Group annual report, the reports
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code, and the proposal of the Board
Managing Directors on the appropriation of the

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distribution profit of EUR 11,821,765.80 as follows:
payment of a dividend of EUR 0.20 per no-par share,
EUR 6,475,765.80 shall be carried forward, Ex-
dividend and payable date: 15 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: Ernst + Young AG, Stuttgart

PROPOSAL #6.: Election of Dr. Bernd Roedl to the                           ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.: Authorization to acquire own shares,                         ISSUER          NO           N/A               N/A
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, through the Stock
 Exchange at a price neither more than 10% above nor
more than 30% below the market price of the shares,
or by way of a repurchase offer at a price neither
more than 20% above nor more than 30% below the
market price of the shares, on or before 13 NOV 2010,
 the Board of Managing Directors shall be authorized
to dispose of the shares in a manner other than the
Stock Exchange or a rights offering if they are sold
at a price not materially below their market price or
 used for acquisition purposes, the Board of Managing
 Directors shall also be authorized to use the shares
 for satisfying conversion or option rights, and to
retire the shares

PROPOSAL #8.: Amendment to Section 4(3) of the                             ISSUER          NO           N/A               N/A
Article of Association in respect of the Company's
share register being amended to comply with the new
statutory regulations

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LEROY SEAFOOD GROUP ASA, BERGEN
  TICKER:                N/A             CUSIP:     R4279D108
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board, Mr. Svein Milford, and registration of
the shareholders present

PROPOSAL #2.: Elect the Meeting Chair and 1 person to                      ISSUER          YES          FOR               FOR
 co-sign the minutes

PROPOSAL #3.: Approve the notice and the proposed                          ISSUER          YES          FOR               FOR
agenda

PROPOSAL #4.: Approve the Board of Directors'                              ISSUER          YES          FOR               FOR
statement regarding salaries and other remuneration
to the senior staff

PROPOSAL #5.: Approve the annual report and accounts                       ISSUER          YES          FOR               FOR
of the parent Company and the consolidated for 2008,
including distribution of dividend; that the
remuneration of the Chairman and the Board Members
shall remain unchanged, at NOK 300,000 [Chairman] and
 NOK 150,000 [Board Members] per annum; and that the
remuneration of the Election Committee will be
unchanged at NOK 25,000 per annum

PROPOSAL #6.: Elect the Board of Directors, Election                       ISSUER          YES          FOR               FOR
Committee and the Auditor

PROPOSAL #7.: Authorize the Board, in replacement of                       ISSUER          YES        AGAINST           AGAINST
the authorization to purchase the Company's shares,
which the Board was assigned at the general meeting
on 20 MAY 2008 and pursuant to Section 9-4 of the
Public Limited Liability Companies Act, to purchase,
on behalf of the Company, up to 5,000,000 shares,
each with a face value of NOK 1; the lowest amount
that shall be paid for the shares is NOK 10 per
share, and the highest amount is NOK 250 per share;
the Board shall be granted freedom to purchase
methods and sales, including the transfer of shares
in connection with an option program directed at
employees within the limits set out in the Board's
authorization to carry out a capital increase by
issuing new shares to employees of Leroy Seafood
Group ASA and its subsidiaries; [Authority shall
apply for 18 months from the date of this resolutions]

PROPOSAL #8.: Authorize the Board, pursuant to                             ISSUER          YES        AGAINST           AGAINST
Section 10-14 of the Public Limited Liability
Companies Act, to increase the share capital by up to
 NOK 1,200,000 by issuing up to 1,200,000 shares in
Leroy Seafood Group ASA, each with a face value of
NOK 1, by one or more private placements directed at
employees of Leroy Seafood Group ASA and its
subsidiaries; the Board shall be able to utilize the
authorization as part of a general scheme within the
Company/Companies in question and/or directed at
certain employees and shall also be utilized as part
of an option program; [Authority applies for 2 years
from the date of the resolution]; the shareholders'
pre-emptive rights to subscribe pursuant to Section
10-4 of the Public Limited Liability Companies Act
can be set aside, cf. Section 10-5 of the Public
Limited Liability Companies Act; the authorization
only applies to cash payment, cf. Section 10-2 of the
 Public Limited Liability Companies Act; and does not
 include a merger resolution pursuant to Section 13-
10 of the Public Limited Liability Companies Act; the
 authorization replaces the authorization to increase
 the share capital by up to NOK 1,200,000 by one or
more private placements directed at employees of the
Company and its subsidiaries, which the Board was
given at the general meeting on the 20 MAY 2008; and
to carry out the amendments to the Articles of
Association that the increase of the share capital

PROPOSAL #9.: Authorize the Board, pursuant to                             ISSUER          YES          FOR               FOR
Section 10-14 of the Public Limited Liability
Companies Act, to increase the share capital by up to
 NOK 5,000,000 by issuing up to 5,000,000 shares in
Leroy Seafood Group ASA, each with a face value of
NOK 1, by one or more private placements directed at
the Company's shareholders and/or external investors;
 [Authority shall apply for 2 years from the date of
the resolution]; the shareholders' pre-emptive rights
 to subscribe pursuant to Section 10-4 of the Public
Limited Liability Companies Act can be set aside, cf.
 Section 10-5 of the Public Limited Liability
Companies Act; the authorization applies to both
contributions of assets other than money and/or the
right to impose special obligations on the Company,
cf. Section 10-2 of the Public Limited Liability
Companies Act; and includes a merger resolution
pursuant to Section 13-5 of the Public Limited
Liability Companies Act; the authorization replaces
the authorization to increase the share capital
through the issuance of new shares granted at the
general meeting of shareholders on 20 MAY 2008; and
to carry out the amendments to the Articles of
Association that the increase of the share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LG MICRON LTD, KUMI
  TICKER:                N/A             CUSIP:     Y5276H101
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger and acquisition                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIECHTENSTEINISCHE LANDESBANK AG, VADUZ
  TICKER:                N/A             CUSIP:     H4972B137
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To report of the business year and                           ISSUER          NO           N/A               N/A
statement of account for the year 2008, as well as
the report of the Auditors

PROPOSAL #3.: Receive and approve the business report                      ISSUER          YES          FOR               FOR
 and the consolidated business report 2008

PROPOSAL #4.: Approve the appropriation of the net                         ISSUER          YES          FOR               FOR
profit

PROPOSAL #5.: Grant discharge of the Board of                              ISSUER          YES          FOR               FOR
Directors and the Auditors

PROPOSAL #6.: Elect the PricewaterhouseCoopers AG,                         ISSUER          YES          FOR               FOR
ST. Gallen as the Auditors

PROPOSAL #7.: Approve to purchase of own shares                            ISSUER          YES          FOR               FOR

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LINDAB INTERNATIONAL AB, BASTAD
  TICKER:                N/A             CUSIP:     W56316107
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM and elect Mr. Svend                       ISSUER          YES          FOR               FOR
Holst-Nielsen as a Chairman of the meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the agenda                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect 2 persons to verify the minutes                        ISSUER          YES          FOR               FOR
together with the Chairman

PROPOSAL #5.: Approve the determination of whether                         ISSUER          YES          FOR               FOR
the meeting has been duly convened

PROPOSAL #6.: Receive the report by the President                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Receive the annual accounts and the                          ISSUER          YES          FOR               FOR
Auditors report, and the consolidated accounts and
the Auditor's report on the consolidated accounts,
for the FY 2008

PROPOSAL #8.a: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet and the consolidated income statement and
consolidated balance sheet for the FY 2008

PROPOSAL #8.b: Approve the dividend of SEK 2.75 per                        ISSUER          YES          FOR               FOR
share shall be declared for the FY 2008; the proposed
 record day is Monday 11 MAY 2009; upon resolution in
 accordance with the proposal by the AGM, the
dividend is estimated to be issued by Euroclear
Sweden AB on Thursday 14 MAY 2009

PROPOSAL #8.c: Grant discharge from liability for the                      ISSUER          YES          FOR               FOR
 Board of Directors and the President

PROPOSAL #9.: Approve the number of Board Members to                       ISSUER          YES          FOR               FOR
be elected at 8 without deputies of AGM

PROPOSAL #10.: Approve the fees to Members of the                          ISSUER          YES          FOR               FOR
Board remain unchanged and that the Board fees amount
 to SEK 2,800,000 in total, to be distributed as
follows: SEK 650,000 to the Chairman of the Board,
SEK 300,000 to each of the other elected Members of
the Board not employed by the Company and SEK 25,000
to each of the ordinary employee representatives; the
 fees to the Audit Committee shall amount to SEK
90,000 in total, and be allocated as follows: SEK
30,000 to the Chairman and SEK 20,000 to the other 3
Members; and the Auditors fees should be paid in
accordance with agreement with the Company

PROPOSAL #11.: Re-elect Mr. Svend Holst-Nielsen as                         ISSUER          YES          FOR               FOR
the Chairman of the Board and Messrs Stig Karlsson,
Anders C. Karlsson, Hans-Olov Olsson and Annette
Sadolin as the Board Members; and elect Messrs. Erik
Eberhardson, Per Frankling and Ulf Gundemark is also

PROPOSAL #12.: Approve regarding the Nomination                            ISSUER          YES          FOR               FOR
Committee as specified

PROPOSAL #13.: Approve regarding guidelines for the                        ISSUER          YES          FOR               FOR
remuneration to Senior Executives as specified

PROPOSAL #14.: Approve regarding the directed issue                        ISSUER          YES          FOR               FOR
of subscription warrants and approval of transfer of
subscription warrants and shares [Incentive
programme2009/2012] as specified

PROPOSAL #15.: Amend Section 8 in the Articles of                          ISSUER          YES          FOR               FOR
Association as specified

PROPOSAL #16.: Conclusion of the AGM                                       ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LINGBAO GOLD COMPANY LTD
  TICKER:                N/A             CUSIP:     Y52794107
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors of the Company [Board] for the year 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the year 2008

PROPOSAL #3.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company and its
subsidiaries [together, the Group] and the Auditors'
report for the YE 31 DEC 2008

PROPOSAL #4.: Authorize the Board to decide the                            ISSUER          YES          FOR               FOR
matters relating to the payment of final dividend for
 the year 2008

PROPOSAL #5.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Directors and the Supervisors of
the Company

PROPOSAL #6.: Re-appoint KPMG as the Company's                             ISSUER          YES          FOR               FOR
International Auditors and Peking Certified Public
Accountants as the Company's PRC Auditors and
authorize the Board to fix their remuneration

PROPOSAL #7.: Approve the any motion by any                                ISSUER          YES        AGAINST           AGAINST
shareholders of the Company holding 5% or more of the
 shares with voting rights at such meeting, if any

PROPOSAL #S.1: Authorize Board unconditional general                       ISSUER          YES        AGAINST           AGAINST
mandate [General Mandate] to issue, allot and deal
with additional shares in the capital of the Company
[whether Domestic Shares or H Shares] and to make or
grant offers or agreements in respect thereof,
subject to the following conditions: such mandate
shall not extend beyond the Relevant Period [as
specified], the aggregate nominal amount of shares
allotted, issued and dealt with or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Board otherwise than pursuant to a Rights Issue or
any scrip dividends or similar arrangement providing
for the allotment of shares in lieu of the whole or
part of a dividend on shares or any share option
scheme adopted by the Company in accordance with the
Articles of Association of the Company [Articles of
Association], shall not exceed 20% of the aggregate
amount of Domestic Shares of the Company in issue;
and 20% of the aggregate nominal amount of H Shares
of the Company in issue, in each case as at the date
of passing of this resolution; and the Board will
only exercise its power under such mandate in
accordance with the Company Law of the PRC and the
Rules Governing the Listing of Securities on the
Stock Exchange of Hong Kong Limited [as the same may
be amended from time to time] and only if all
necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC
government authorities are obtained; for the purposes
 of this resolution: Domestic Shares mean the
ordinary domestic shares with a nominal value of RMB
0.20 each in the registered share capital of the
Company which were subscribed for in Renminbi; H
shares mean the overseas listed foreign invested
shares with a nominal value of RMB 0.20 each in the
registered share capital of the Company, which are
listed on the Stock Exchange of Hong Kong Limited and
 subscribed for and traded in Hong Kong dollars and
[Authority expires earlier of the conclusion of the
next AGM of the Company following the passing of this
 resolution or the expiry date of the 12-month period
 following the passing of this resolution or the
passing of a special resolution of the Company] and
the authorize the Board to approve, execute and do,
or procure to be executed and done all such
documents, deeds and matters which it may consider
necessary in connection with the issue of such new
shares, including but not limited to the time,
quantity and place for such issue, to make all
necessary applications to the relevant authorities,
and to enter into underwriting agreements or any
other agreements; to determine the use of proceeds
and to make necessary filings and registration with
the relevant authorities in the PRC, and/or Hong Kong
 and any other places and jurisdictions; to increase
the registered capital of the Company and make any
amendments to the Articles of Association in
accordance with such increase and to register the
increased capital with the relevant authorities in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LISI, BELFORT
  TICKER:                N/A             CUSIP:     F5754P105
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the YE 31 DEC 2008, as presented
showing net profits of EUR 13,204,614.00; and the
expenses and charges that were not tax deductible of
EUR 20,180.00

PROPOSAL #O.2: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY in the form presented to
the meeting showing profits of EUR 56,229,114.00

PROPOSAL #O.3: Approve, the special report of the                          ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Article L. 225-38
of the French Commercial Code, the said report and
the agreements referred to therein

PROPOSAL #O.4: Grant discharge to the Directors and                        ISSUER          YES          FOR               FOR
the Auditors for the performance of the duties during
 the said FY

PROPOSAL #O.5: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as: earnings for the FY: EUR
13,204,614.00 allocation to the retained earnings EUR
 40,625,518.00 distributable income: 53,830,132.00
global dividend: EUR 12,904,633.00 the balance of EUR
 40,925,499.00, to the retained earnings account; the
 shareholders will receive a net dividend of EUR 1.20
 per share, and will entitle to the 40% deduction
provided by the French Tax Code, this dividend will
be paid on 07 MAY 2009 as required by law, it is
reminded that, for the last 3 FY, the dividends paid,
 were as: EUR 1.08 for FY 2005, EUR 1.30 for FY 2006,
 EUR 1.50 for FY 2007

PROPOSAL #O.6: Ratify the Co-optation of Mr. Patrick                       ISSUER          YES        AGAINST           AGAINST
Daher as a Director, to replace Mr. Roland Burrus

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Gilles Kohler as a Director for a 6-year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Patrick Daher as a Director for a 6-year period

PROPOSAL #O.9: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
the Company Viellard Migeon Et Cie as the Director
for a 6-year period

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES        AGAINST           AGAINST
the Company Ciko as the Director for a 6- year period

PROPOSAL #O.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade, by all means, in the Company's shares on the
stock market, subject to the conditions described:
maximum purchase price: EUR 50.00 maximum number of
shares to be acquired 10% of the share capital
corresponding to 1,075,386 shares maximum funds
invested in the share buybacks: EUR 53,769,305.00;
[Authority expires after 18-month period]

PROPOSAL #O.12: Approve to award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 106,250.00 to the Board of Directors

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase on 1 or more occasions, and by all means, in
 France or abroad, the share capital up to a maximum
nominal amount of EUR 2,000,000.00, by issuance, with
 the cancellation of the shareholders preferred
subscription rights, of new share to be paid in cash,
 in favor of the employees of the Group, Members of a
 Corporate Mutual Fund; and approve to cancel the
shareholders' preferential subscription rights in
favor of the employees of the Group, Members of a
Corporate Mutual Fund; [Authority expires after a 26
months period]

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, for free, on 1 or more occasions, existing or
future shares, in favor of the beneficiaries chosen
by it among the employees or the Corporate Officers
of the Company and related Companies, they may not
represent more that 2.79% of the share capital,
corresponding to 300,000 shares; [Authority expires
after 36 months period]; and to take all necessary
measures and accomplish necessary formalities

PROPOSAL #E.15: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publication and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LITE-ON SEMICONDUCTOR CORP
  TICKER:                N/A             CUSIP:     Y21856102
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report business operation result of                      ISSUER          NO           N/A               N/A
 fiscal year 2008

PROPOSAL #1.2: Supervisors review financial reports                        ISSUER          NO           N/A               N/A
of fiscal year 2008

PROPOSAL #1.3: To report the execution status of                           ISSUER          NO           N/A               N/A
buying back treasury stocks

PROPOSAL #2.1: Ratify the business operation result                        ISSUER          YES          FOR               FOR
and the financial reports of fiscal year 2008

PROPOSAL #2.2: Ratify the net profit allocation of                         ISSUER          YES          FOR               FOR
fiscal year 2008, cash dividend : TWD 0.6 per share

PROPOSAL #2.3: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others and   endorsements/guarantees

PROPOSAL #3.: Extraordinary proposals                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LIVZON PHARMACEUTICAL GROUP INC
  TICKER:                N/A             CUSIP:     Y9890T103
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Receive the 2008 working report of the                       ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Receive the 2008 financial resolution                        ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Approve the 2008 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan: 1] cash dividend/10 shares [Tax included]: CNY
1.0000; 2] bonus issue from profit [share/10 shares]:
 none; 3] bonus issue from capital reserve [share/10
shares]: none

PROPOSAL #5.: Appoint the Company's Audit Firm                             ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Approve the Company's continuing                             ISSUER          YES          FOR               FOR
related transactions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LOJAS RENNER SA
  TICKER:                N/A             CUSIP:     P6332C102
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                             ISSUER          YES          FOR               FOR
relating to the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the decision on the                                  ISSUER          YES          FOR               FOR
distribution of the profits from the FY and to

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors and approve to set their remuneration

PROPOSAL #4.: Elect the Members of the Finance                             ISSUER          YES          FOR               FOR
Committee and approve to set their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LONKING HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G5636C107
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                                ISSUER          YES          FOR               FOR
consolidated financial statements and the reports of
the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of HKD 0.05 per share for the YE 31 DEC 2008

PROPOSAL #3.i: Re-elect Mr. Li San Yim as an                               ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.ii: Re-elect Mr. Qiu Debo as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #3.iii: Re-elect Mr. Luo Jianru as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.iv: Re-elect Dr. Mou Yan Qun as an                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.v: Re-elect Mr. Chen Chao as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #3.vi: Re-elect Mr. Lin Zhong Ming as an                          ISSUER          YES        AGAINST           AGAINST
Executive Director of the Company

PROPOSAL #3.vii: Re-elect Ms. Ngai Ngan Ying as a                          ISSUER          YES          FOR               FOR
Non-Executive Director of the Company

PROPOSAL #3viii: Re-elect Ms. Fang Deqin as a Non-                         ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #3.ix: Re-elect Dr. Qian Shizheng as an                           ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #3.x: Re-elect Mr. Han Xuesong as an                              ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company

PROPOSAL #3.xi: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.i: Appoint Mr. Pan Longqing as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #4.ii: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix the remuneration of the Director

PROPOSAL #5.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu as the Auditors of the Company and authorize
 the Board of Directors of the Company to fix their
remuneration

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, to allot, issue and deal
 with additional shares in the capital of the Company
 [the shares] or securities convertible into shares
and to make or grant offers, agreements, options,
warrants, right of exchange or conversion or similar
rights to subscribe shares or such convertible
securities which might require the exercise of such
power be generally and unconditionally approved
during the relevant period, the aggregate nominal
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
directors of the Company pursuant to the approval in
paragraph (a), otherwise than pursuant to i) a Rights
 Issue [as hereinafter defined]; ii) the exercise of
the subscription rights or conversion under the terms
 of any warrants issued by the Company or any
securities which are convertible into shares; iii)
the exercise of subscription rights under any share
option scheme or similar arrangement for the time
being adopted by the Company and/or any of its
subsidiaries or rights to acquire shares; or iv) any
scrip dividend on shares in accordance with the
articles of association of the Company from time to
time, shall not exceed 20% of the aggregate nominal
amount of the issued share capital of the Company as
at the date of passing this resolution and the said
approval shall be limited accordingly; [Authority
expires at the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, to repurchase issued
shares in the capital of the Company on The Stock
Exchange of Hong Kong Limited [the Stock Exchange] or
 on any other Stock Exchange on which the securities
of the Company may be listed and which is recognized
by the Securities and Futures Commission of Hong Kong
 and the Stock Exchange for this purpose, and that
the exercise by the Directors of all the powers of
the Company to repurchase such shares, subject to and
 in accordance with all applicable laws or the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange, be generally and
unconditionally approved during the relevant period,
the aggregate nominal amount of shares in the capital
 of the Company to be repurchased or agreed to be
repurchased by the Company pursuant to this
resolution during the Relevant Period shall not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of
 passing this resolution and the authority pursuant
to paragraph (a) shall be limited accordingly;
[Authority expires at the earlier of the conclusion
of the next AGM of the Company or the expiration of
the period within which the next AGM of the Company
is required by the Articles of Association of the
Company or any applicable Laws to be held]

PROPOSAL #8.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions 6 and 7 as set out in the notice
convening the AGM of which this resolution forms
part, the general mandate granted to the Directors of
 the Company to exercise the powers of the Company to
 allot, issue and deal with new shares pursuant to
the Resolution 6 set out in the said notice be and is
 hereby extended by the addition to the aggregate
nominal amount of the share capital of the Company
repurchased by the Company under the authority
granted pursuant to the Resolution 7, provided that
such extended amount shall not exceed 10% of the
aggregate nominal amount of the issued share capital
of the Company as at the date of passing this

PROPOSAL #9.: Approve, subject to and conditional                          ISSUER          YES          FOR               FOR
upon the Listing Committee of The Stock Exchange of
Hong Kong Limited granting and agreeing to grant
listing of and permission to deal in the Bonus Shares
 [as hereinafter defined]: upon the recommendation of
 the Directors of the Company, a sum of 107,025,000
being part of the amount standing to the credit of
the share premium account and/or retained earnings
account of the Company or such larger sum as may be
necessary to give effect to the bonus issue of shares
 pursuant to this resolution, be capitalized and
authorize the Directors of the Company and directed
to apply such sum in paying up in full at par not
less than 1,070,025,000 shares [bonus shares] of HKD
0.1 each in the capital of the Company and that such
bonus shares shall be allotted and distributed,
credited as fully paid up, to and amongst those
shareholders whose names appear on the register of
members of the Company on 29 MAY 2009 [the record
date] and whose addresses as shown in such register
are in Hong Kong or whose addresses as shown in such
register are outside Hong Kong if the Directors of
the Company do not consider it necessary or expedient
 to exclude such shareholders of the Company an
account either of the legal restrictions under the
laws of the relevant place or the requirements of the
 relevant regulatory body or stock exchange in that
place, on the basis of one bonus share for every
existing issued share of HKD 0.1 each in the capital
of the Company held by them respectively on the
record date; the shares to be issued pursuant to this
 resolution shall, subject to the Articles of
Association of the Company, rank pari passu in all
respects with the shares of HKD 0.1 each in the
capital of the Company in issue on the record date,
except that they will not rank for the bonus issue of
 shares mentioned in this resolution; and authorize
the Directors of the Company to do all acts and
things as any be necessary and expedient in
connection with the allotment and issue of the Bonus
Shares, including, but not limited to, determining
the amount to be capitalized out of the share premium
 account and/or retained earnings account of the
Company and the number of Bonus Shares to be allotted
 and distributed in the manner referred to in

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUNDIN MNG CORP
  TICKER:                N/A             CUSIP:     550372106
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Lukas H. Lundin as a                              ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #1.2.: Elect Mr. Philip J. Wright as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.3: Elect Mr. Colin K. Benner as a                              ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #1.4: Elect Mr. Donald K. Charter as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.5: Elect Mr. John H. Craig as a Director                       ISSUER          YES        ABSTAIN           AGAINST
for the ensuing year

PROPOSAL #1.6: Elect Mr. Brian D. Edgar as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #1.7: Elect Mr. David F. Mullen as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.8: Elect Mr. Anthony O'Reilly, Jr. as a                        ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.9: Elect Mr. Dale C. Peniuk as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #1.10: Elect Mr. William A. Rand as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP,                          ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Corporation for the ensuing year and authorize the
Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUNDIN PETE AB
  TICKER:                N/A             CUSIP:     W64566107
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect Mr. Advokat Erik Nerpin as a                           ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
register

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of one or two persons to                            ISSUER          NO           N/A               N/A
approve the minutes

PROPOSAL #6.: Determination as to whether the meeting                      ISSUER          NO           N/A               N/A
 has been duly convened

PROPOSAL #7.: Speech by the Managing Director                              ISSUER          NO           N/A               N/A

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditors report, the consolidated annual report
and the Auditors group report

PROPOSAL #9.: Adopt the profit and loss statement and                      ISSUER          YES          FOR               FOR
 the balance sheet and the consolidated profit and
loss statement and consolidated balance sheet

PROPOSAL #10.: Approve the appropriation of the                            ISSUER          YES          FOR               FOR
Company's profit or loss according to the adopted
balance sheet

PROPOSAL #11.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Board and the Managing Director

PROPOSAL #12.: Presentation by the Nomination                              ISSUER          NO           N/A               N/A
Committee: The work of the Nomination Committee;
proposal for election of Chairman of the Board and
other Members of the Board; proposal for remuneration
 of the Chairman and other Members of the Board ;
proposal for Election of Auditors; proposal for
remuneration of the Auditors

PROPOSAL #13.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board as 7, with no deputies

PROPOSAL #14.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Chairman and other Members of the Board; SEK 3.5
million to be divided as follows: SEK 800,000 to the
Chairman, SEK 400,000 to other Members of the Board
not employed in Lundin Petroleum and SEK 100,000 for
each assignment in the Committees of the Board of
Directors (in total not more than SEK 700,000 for
Committee work)

PROPOSAL #15.: Re-elect Mr. Ian H. Lundin as the                           ISSUER          YES        AGAINST           AGAINST
Chairman of the Board and Messrs: Ian. H. Lundin,
Magnus Unger, William A. Rand, Lukas H. Lundin, C.
Ashley Heppenstall and Asbjorn Larsen as the Members
of the Board and elect Ms. Dambisa F. Moyo as a new
Member of the Board

PROPOSAL #16.: Elect PricewaterhouseCoopers AB as                          ISSUER          YES          FOR               FOR
Auditors with the authorized Public Accountant Bo
Hjalmarsson as the Auditor in charge

PROPOSAL #17.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors as per the invoice

PROPOSAL #18.: Presentation of proposals in relation                       ISSUER          NO           N/A               N/A
to: Principles for compensation and other terms of
employment for management; remuneration of Board
Members for special assignments outside the
directorship; Authorization of the Board to resolve
new issue of shares and convertible debentures;
Authorization of the Board to resolve repurchase and
sale of shares; Amendment of the Articles of
Association regarding the object of the Company's
business and notice of a General Meeting

PROPOSAL #19.: Approve the principles for                                  ISSUER          YES        AGAINST           AGAINST
compensation and other terms of employment for
management; as specified

PROPOSAL #20.: Approve the remuneration of the Board                       ISSUER          YES        AGAINST           AGAINST
Members for special assignments outside the
directorship; Shareholders jointly representing
approximately 30% of the voting rights for all the
shares in the Company propose that an amount of not
more than SEK 2.5 million in total be available for
remuneration of Board Members for special assignments
 outside the directorship

PROPOSAL #21.: Authorize the Board to resolve new                          ISSUER          YES          FOR               FOR
issue of shares and convertible debentures; as
specified

PROPOSAL #22.: Authorize the Board to resolve                              ISSUER          YES          FOR               FOR
repurchase and sale of shares; as specified

PROPOSAL #23.: Amend the Articles of Association; as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #24.: Approve the nomination process for the                      ISSUER          YES          FOR               FOR
 AGM in 2010

PROPOSAL #25.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #26.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUPATECH SA, CAXIAS DO SUL
  TICKER:                N/A             CUSIP:     P64028130
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the aggregate annual                                 ISSUER          YES          FOR               FOR
remuneration of the managers of the Company for the
2009 FY

PROPOSAL #B.: Amend the Corporate Bylaws of the                            ISSUER          YES        AGAINST           AGAINST
Company to adapt the share capital, with the
consequent amendment of Article 5 and of its sole
paragraph, because of the capital increase approved
by the Company, in reference to its stock option
program, within the limit of the authorized capital

PROPOSAL #C.: Approve to consolidate the Corporate                         ISSUER          YES        AGAINST           AGAINST
Bylaws to reflect the amendments provided for in Item
 B above

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUPATECH SA, CAXIAS DO SUL
  TICKER:                N/A             CUSIP:     P64028130
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve the accounts of the Board of                         ISSUER          YES          FOR               FOR
Directors, to examine, discuss and vote on the
financial statements, for the FYE on 31 DEC 2008

PROPOSAL #B.: Approve to allocate the results of the                       ISSUER          YES          FOR               FOR
FY
PROPOSAL #C.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUPATECH SA, CAXIAS DO SUL
  TICKER:                N/A             CUSIP:     P64028130
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve to reform the Company's By-laws                      ISSUER          YES        AGAINST           AGAINST
 to adequate the capital stock, with the consequent
modification of the Article 5 and its only paragraph,
 because of the capital increase approved by the
Company, in reference to its Stock Option Plan to its
 employees, within the limit of the authorized
capital [as specified]

PROPOSAL #B.: Approve to consolidate the Company's                         ISSUER          YES        AGAINST           AGAINST
By-laws to reflect the modifications provided in
Resolution A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUPATECH SA, CAXIAS DO SUL
  TICKER:                N/A             CUSIP:     P64028130
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to deliberate about the                              ISSUER          YES          FOR               FOR
issuance of debentures convertible into common shares
 issued by the Company, with floating guarantee form,
 for private placement, with unit face value of 1000
Reais BRL 1,000.00, in the amount of up to Reais BRL
320.000.000,00, as well as its terms and conditions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                LUTHAI TEXTILE JOINT STOCK CO LTD
  TICKER:                N/A             CUSIP:     Y5361P117
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #2.: Approve the 2008 working report of the                       ISSUER          YES          FOR               FOR
Supervisory Committee

PROPOSAL #3.: Approve the 2008 financial resolution                        ISSUER          YES          FOR               FOR
report

PROPOSAL #4.: Approve the 2008 Profit Distribution                         ISSUER          YES          FOR               FOR
Plan; cash dividend/10 shares [tax included]: CNY
2.0000; bonus issue from profit [Share/10 Shares]:
none; bonus issue from capital reserve [share/10
shares]: none

PROPOSAL #5.: Re-appoint the Company's Audit Firm                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Amend the Company's Articles of                              ISSUER          YES          FOR               FOR
Association

PROPOSAL #7.: Approve the by-election of 3                                 ISSUER          YES          FOR               FOR
Independent Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                M6 METROPOLE TELEVISION SA, NEUILLY SUR SEINE
  TICKER:                N/A             CUSIP:     F6160D108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee and the Auditors, and the observations of
the Supervisory Board, the Company's financial
statements for the YE 31 DEC 2008, as presented,
showing profits of EUR 234,714,266.00; the expenses
and charges that were not tax deductible of EUR
29,207.00 with a corresponding tax of EUR 10,056.00

PROPOSAL #O.2: Approve the reports of the Executive                        ISSUER          YES          FOR               FOR
Committee and the Auditors and the observations of
the Supervisory Board, the consolidated financial
statements for the said FY in accordance with the
Articles L.233-16 Et Seq., of the French Commercial
Code, in the form presented to the meeting, showing
profits of EUR 138,386,363.00

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Executive Committee and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 234,714,266.00, prior retained earnings: EUR
476, 426,747.00, global dividend: EUR 109,611,486.50,
 retained earnings EUR 601,529,526.50, the
shareholders will receive a net dividend of EUR 0.85
per share and will entitle to the 40% deduction
provided by the French General Tax Code; this
dividend will be paid on 15 MAY 2009; in the event
the Company holds some of its own shares on such
date, the amount of the unpaid dividends on such
shares shall be allocated to the retained earnings

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements and commitments, the said
report and the agreements and commitments referred to
 therein

PROPOSAL #O.5: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the Remuneration Plan of
 Mr. Nicolas De Tavernost as the Chairman of the
Executive Committee, in the event of termination of
his duties

PROPOSAL #O.6: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the remuneration plan of
 Mr. Eric D'hotelans as Vice Chairman of the
Executive Committee, in the event of termination of

PROPOSAL #O.7: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the remuneration plan of
 Mr. Thomas Valentin as Vice Chairman of the
Executive Committee, in the event of termination of

PROPOSAL #O.8: Approve the special report of the                           ISSUER          YES          FOR               FOR
Auditors on the agreements governed by the Articles
L.225-90-1 and L.225-79-1 of the French Commercial
Code, the amendments made to the Remuneration Plan of
 Mrs. Catherine Lenoble as the Member of the
Executive Committee, in the event of termination of

PROPOSAL #O.9: Authorize the Executive Committee to                        ISSUER          YES        AGAINST           AGAINST
trade, by all means, in the Company's shares on the
stock market, subject to the conditions described
below: maximum purchase price: EUR 22.00, maximum
number of shares to be acquired: 10% of the share
capital, maximum funds invested in the share
buybacks: EUR 283,700,318.00; [Authority expires for
a 18-month period]; to take all necessary measures
and accomplish all necessary formalities

PROPOSAL #E.10: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
reduce the share capital, on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the company in connection with the
 Stock Repurchase Plan decided in Resolution 9, up to
 a maximum of 10% the share capital over a 24-month
period; [Authority expires for a 24-month period]; to
 take all necessary measures and accomplish all
necessary formalities

PROPOSAL #E.11: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase the share capital, in 1 or more occasions
and at its sole discretion, by a maximum nominal
amount of EUR 10,000,000.00, by way of capitalizing
reserves, profits, premiums or other means, provided
that such capitalization is allowed by Law and under
the By-Laws, by issuing bonus shares or raising the
par value of existing shares or by a combination of
these methods; this overall ceiling of capital
increase resulting from the present delegation is
independent from the ones set forth in the other
resolutions of the present meeting; [Authority
expires for a 26-month period]; to take all necessary
 measures and accomplish all necessary formalities;
This delegation of powers supercedes the fraction
unused of any and all earlier delegations to the same

PROPOSAL #E.12: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase on 1 or more occasions, in France or abroad,
 the share capital, by issuance, with the
shareholders' preferred subscription rights
maintained, of ordinary shares and, or securities
giving access to ordinary shares of the Company or
its subsidiary; the maximal nominal amount of capital
 increases to be carried out under this delegation of
 authority shall not exceed EUR 10,000,000.00; the
global nominal amount of shares issued by virtue of
Resolution 13 shall count against this amount; the
nominal amount of debt securities issued shall not
exceed EUR 100,000,000.00; the nominal amount of debt
 securities issued by virtue of Resolution 13 shall
count against this amount; to take all necessary
measures and accomplish all necessary formalities;
[Authority expires for a 26-month period; this
delegation of powers supersedes any and all earlier

PROPOSAL #E.13: Authorize Executive Committee to                           ISSUER          YES          FOR               FOR
increase on 1 or more occasions, in France or abroad,
 on the French and, or international market, by way
of a public offering or an offer governed by Article
L.411-2 of the French Financial and Monetary Code,
the share capital, by issuance, with cancellation of
the shareholders preferred subscription rights and
with a compulsory delay of priority, of ordinary
shares and, or securities giving access to ordinary
shares of the Company; These securities may be issued
 in consideration for securities tendered in a public
 exchange offer initiated by the Company concerning
the shares of another Company; The global nominal
amount of ordinary shares to be issued under this
delegation of authority shall not exceed EUR
10,000,000.00; this amount shall count against the
overall amount of capital increase carried out by
virtue of Resolution 12; The nominal amount of debt
securities issued shall not exceed EUR
100,000,000.00; This amount shall count against the
overall nominal value of debt securities to be issued
 by virtue of in Resolution 12; to take all necessary
 measures and accomplish all necessary formalities;
[Authority expires for a 26-month period]; this
delegation of powers supersedes any and all earlier

PROPOSAL #E.14: Authorize the Executive Committee to                       ISSUER          YES        AGAINST           AGAINST
increase the share capital, up to 10% of the share
capital by way of issuing shares or securities giving
 access to the capital, in consideration for the
contributions in kind granted to the Company and
comprised of capital securities or securities giving
access to share capital; the overall value of shares
to be issued by virtue of the present resolution is
independent from the ceilings set forth in the other
resolutions of the present meeting; [Authority
expires for a 26-month period]; to take all necessary
 measures and accomplish all necessary formalities

PROPOSAL #E.15: Authorize the Executive Committee to                       ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, in favor of employees [and
Executives] of the Company and its subsidiaries who
are the Members of a Company Savings Plan, by issuing
 shares to be paid in cash, or by granting for free
ordinary shares or other equities giving access to
the share capital; [Authority expires for a 26-month
period]; and for a nominal amount that shall not
exceed 0.5% of the share capital; the shareholders'
meeting decides to cancel the shareholders'
preferential subscription rights in favor of the said
 beneficiaries; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACINTOSH RETAIL GROUP NV, MAASTRICHT
  TICKER:                N/A             CUSIP:     N54137166
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.a: Report of the Managing Board for the                        ISSUER          NO           N/A               N/A
2008 FY

PROPOSAL #2.b: Report of the Supervisory Board on the                      ISSUER          NO           N/A               N/A
 supervision exercised over the Managing Boar's
policy in 2008

PROPOSAL #3.A: Adopt the 2008 annual accounts                              ISSUER          NO           N/A               N/A

PROPOSAL #3.B: Declare a dividend over the FY 2008 of                      ISSUER          NO           N/A               N/A
 EUR 0.55 gross, which can be taken up at the choice
of shareholders entirely in cash or in new shares of
the Company

PROPOSAL #3.C: Grant discharge to the Managing Board                       ISSUER          NO           N/A               N/A
in respect of the duties performed during the past FY

PROPOSAL #3.D: Grant discharge to the Supervisory                          ISSUER          NO           N/A               N/A
Board in respect of the duties performed during the
past FY

PROPOSAL #4.A: Appoint Mr. J. E. Lagerweij to the                          ISSUER          NO           N/A               N/A
Supervisory Board, subject to the suspensive
condition that no other person is nominated for
appointment; time and clause

PROPOSAL #4.B: Appoint a Member of the Supervisory                         ISSUER          NO           N/A               N/A
Board, profile for the fulfillment of the job opening

PROPOSAL #4.C: Appoint the Member of the Supervisory                       ISSUER          NO           N/A               N/A
Board, opportunity recommendations by the AGM

PROPOSAL #4.D: Appoint Mr. Drs. J.E. Lagerweij as a                        ISSUER          NO           N/A               N/A
Member of the Supervisory Board

PROPOSAL #4.E: Approve the proposal to appoint the                         ISSUER          NO           N/A               N/A
person nominated subject to the suspensive condition
that no other person is nominated for appointment

PROPOSAL #5.: Amend the Articles of Association                            ISSUER          NO           N/A               N/A

PROPOSAL #6.A: Grant authority to the Managing Board                       ISSUER          NO           N/A               N/A
to issue ordinary shares

PROPOSAL #6.B: Grant authority to the Managing Board                       ISSUER          NO           N/A               N/A
to limit or exclude pre-emption rights of
shareholders upon the issue of ordinary shares

PROPOSAL #7.: Authorize the Managing Board, subject                        ISSUER          NO           N/A               N/A
to the approval of the Supervisory Board, to acquire
shares in the Company's own capital

PROPOSAL #8.: Announcements, any other business and                        ISSUER          NO           N/A               N/A
closing of the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP
  TICKER:                N/A             CUSIP:     Q5700Y109
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional on:                      ISSUER          YES          FOR               FOR
 a) the MMCGIL Share Scheme being sanctioned by the
Supreme Court of Bermuda (Bermuda Court) under the
Section 99(2) of the Companies Act 1981 (Bermuda) (
with or without modification as approved by the
Bermuda Court) and a copy of the order of the Bermuda
 Court sanctioning the MMCGIL Share Scheme being
lodged with the registrar of the Companies in
Bermuda; and the unit holders passing the Trust
Scheme Resolutions and the court confirming that
MCIML would be justified in acting upon the Trust
Scheme Resolutions and in doing all things and taking
 all steps necessary to put the Trust Scheme into
effect, pursuant to and in accordance with Section
411 of the Corporations Act, the arrangement proposed
 between MCIL and the holders of its fully paid
shares [other than MCIML], designated the MCIL share

PROPOSAL #1: Approve, subject to and conditional on :                      ISSUER          YES          FOR               FOR
 a) the MCIL Share Scheme being approved by the
Supreme Court of New South Wales under Section
411(4)(b) of the Corporations Act 2001 (Cth) (with or
 without modifications as approved by the Supreme
Court of New South Wales) and an office copy of the
order of the Supreme Court of New South Wales
approving the MCIL Share Scheme being lodged with the
 Australian Securities and Investments Commission;
and b) the Unit holders passing the Trust Scheme
Resolution and the Supreme Court of New South Wales
confirming that MCIML would be justified in acting
upon the Trust Scheme Resolution and in doing all
things and taking all steps necessary to put the
Trust Scheme into effect, pursuant to and in
accordance with Section 99 of the Companies Act the
arrangement proposed between MMCGIL and the holders
of its fully paid ordinary shares [other than MCIML],
 designated the 'MMCGIL Share Scheme', the terms as
specified [of which this notice of MMCGIL Share
Scheme Meeting forms part], is agreed to, with or
without modification as approved by the Bermuda Court

PROPOSAL #S.1: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
on: a) the MCIL Share Scheme being approved by the
Court under Section 411(4)(b) of the Corporations Act
 2001 (Cth) (Corporations Act) (with or without
modifications as approved by the Court ) and an
office copy of the Court approving the MCIL Share
Scheme being lodged with the Australian Securities
and Investments Commission(ASIC); b)the MMCGIL Share
Scheme being sanctioned by the Supreme Court of
Bermuda (Bermuda Court) under Section 99(2) of the
Companies Act 1981 (Bermuda) (Companies Act) (with or
 without modification as approved by the Bermuda
Court) and a copy of the order of the Bermuda Court
sanctioning the MMCGIL Share Scheme being lodged with
 the Registrar of Companies in Bermuda ; and c)
Resolution 2 in this Notice of Trust Scheme Meeting
being passed, the Constitution of MCIT be amended
with effect on and from the effective date as set out
 in the Supplement Deed for the purpose of giving
effect to the Trust Scheme and the responsible entity
 of MCIT be authorized to execute and lodge with ASIC
 a copy of the Supplemental Deed

PROPOSAL #2.: Approve, subject to and conditions on :                      ISSUER          YES          FOR               FOR
 the MCIL Share Scheme being approved by the Court
under Section 411(4)(b) of the Corporations Act (with
 or without modifications as approved by the Court)
and office copy of the order of the Court approving
the MCIL Share Scheme being lodged with the
Australian Securities and Investments Commission; and
 the MMCGIL Share Scheme being sanctioned by the
Bermuda Court under Section 99(2) Companies Act
(with or without modification as approved by the
Bermuda Court) and a copy of the order of the Bermuda
 Court sanctioning the MMCGIL Share Scheme being
lodged with the Registrar of Companies in Bermuda;
and Resolution 1 in this notice Trust Scheme Meeting
being passed and an executed copy of the Supplement
Deed being lodged with ASIC before, or at the same
time as the office copy of the orders of the Court
approving the MCIL Share Scheme is lodged with ASIC,
The Trust Scheme (as described in the Scheme Booklet
of which this Notice of Trust Scheme Meeting forms
part) be approved and, in particular, the acquisition
 by Canada Pension Plan Investment Board and its
related bodies corporate (as defined in the
Corporations Act) of a relevant interest in all the
MCIT Units existing at the Scheme Record Date, other
than those held by MCIML, pursuant to the Trust
Scheme be approved for the purposes of item 7 section

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP
  TICKER:                N/A             CUSIP:     Q5700Y109
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, that subject to and                                 ISSUER          YES          FOR               FOR
conditional on the passing of the Share Scheme
Resolutions and the Trust Scheme Resolutions and
subject to and conditional on the satisfaction of any
 conditions to the Share Scheme Resolutions and the
Trust Scheme Resolutions: [1] subject to approval of
a resolution to unstaple the MCIT Units from the MCG
Securities by Unit holders and a resolution to
unstaple the MMCGIL Shares from the MCG Securities by
 holders of MMCGIL Shares, the unstapling of MCIL
Shares from MMCGIL Shares and from MCIT Units, with
effect from the implementation Date; and [2] the
acquisition of relevant interests in MCIL Shares as
described in the Scheme Booklet resulting from, or in
 connection with, the Share Acquisition Agreement
[including through the exercise of rights under any
put option deed entered into pursuant to the Share
Acquisition Agreement] is approved for the purposes
of item 7 of section 611 of the Corporations Act

PROPOSAL #S.2: Approve, subject to and conditional on                      ISSUER          YES          FOR               FOR
 the passing of the Share Scheme Resolutions and the
Trust Scheme Resolutions, on the satisfaction of any
conditions to the Share Scheme Resolutions and the
Trust Scheme Resolutions and on the passing of
Resolution 1, to change the name of MCIL to CPPIB
Communications Infrastructure Limited with effect
from the implementation date

PROPOSAL #1.: Approve, that subject to and                                 ISSUER          YES          FOR               FOR
conditional on the passing of the Share Scheme
Resolutions and the Trust Scheme Resolutions and
subject to and conditional on the satisfaction of any
 conditions to the Share Scheme Resolutions and the
Trust Scheme Resolutions: [1] subject to approval of
a resolution to unstaple the MCIT Units from the MCG
Securities by Unit holders and a resolution to
unstaple the MCIL Shares from the MCG Securities by
holders of MCIL Shares, the unstapling of MMCGIL
Shares from MCIL Shares and from MCIT Units, with
effect from the implementation Date; and [2] the name
 of MMCGIL be changed to CPPIB Communications Group
International Limited with effect from the

PROPOSAL #S.2: Amend, subject to and conditional on                        ISSUER          YES          FOR               FOR
the passing of the Share Scheme Resolutions and the
Trust Scheme Resolutions, on the satisfaction of any
conditions to the Share Scheme Resolutions and the
Trust Scheme Resolutions and on the passing of the
Resolution 1, the MMCGIL Bye-Laws by deleting Bye-Law
 11[e][ii] and replacing it with the word Bye-Law
11[e][ii] as specified

PROPOSAL #1.: Approve, that subject to and                                 ISSUER          YES          FOR               FOR
conditional on the passing of the Share Scheme
Resolutions and the Trust Scheme Resolutions and
subject to and conditional on the satisfaction of any
 conditions to the Share Scheme Resolutions and the
Trust Scheme Resolutions: [1] subject to approval of
a resolution to unstaple the MMCGIL Shares from the
MCG Securities by holders of MMCGIL Shares and a
resolution to unstaple the MCIL Shares from the MCG
Securities by holders of MCIL Shares, the unstapling
of MCIT Units from MCIL Shares and from MMCGIL
Shares, with effect from the implementation Date; and
 [2] the acquisition of relevant interests in MCIT
Units as specified in the Scheme Booklet resulting
from, or in connection with, the Share Acquisition
Agreement [including through the exercise of rights
under any put option deed entered into pursuant to
the Share Acquisition Agreement] for the purposes of
item 7 of Section 611 of the Corporations Act

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE INTERNATIONAL INFRASTRUCTURE FUND LTD
  TICKER:                N/A             CUSIP:     G5759W104
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                              ISSUER          YES          FOR               FOR
statements, the statement by the Directors and report
 of the Auditors for the FYE 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. Heng Chiang Meng as a                           ISSUER          YES          FOR               FOR
Director, who retires by rotation pursuant to Bye-law
 56(e)

PROPOSAL #3.: Re-elect Mr. Robert Andrew Mulderig as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation pursuant to Bye-
law 56(e)

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Company's Auditors and
authorize the Directors of the Company [the
Directors] to fix their remuneration

PROPOSAL #S.5: Amend Bye-laws 1 and 34 of the Bye-                         ISSUER          YES          FOR               FOR
laws of the Company

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of the Listing Manual and pursuant
to Bye-law 34 of the Bye-laws of the Company, to
purchase or otherwise acquire issued ordinary shares
of par value SGD 0.01 each in the capital of the
Company (the Shares) not exceeding in aggregate the
number of issued shares representing 10% of the
issued Shares [excluding treasury shares] as at the
date of the passing of this Resolution; at such price
 or prices as may be determined by the Directors from
 time to time of purchase price [excluding related
brokerage, commission, applicable goods and services
tax, stamp duties, clearance fees and other related
expenses]: (i) in the case of a market purchase of a
share, 105% of the average closing price of the
shares; and (ii) in the case of an off-market
purchase of a share pursuant to an equal access
scheme, 120% of the average closing, whether by way
of: (i) Market purchase(s) on the SGX-ST transacted
through the SGX-ST's trading system and/or any other
securities exchange on which the shares may for the
time being be listed and quoted [Other Exchange];
and/or (ii) off-market purchase(s) (if effected
otherwise than on the SGX-ST or, as the case may be,
Other Exchange) in accordance with any equal access
scheme(s) as may be determined or formulated by the
Directors as they consider fit, which scheme(s) shall
 satisfy all the conditions prescribed by the Listing
 Manual, and otherwise in accordance with the
provisions of the Companies Act 1981 (Bermuda), all
other laws and regulations and rules of the SGX-ST
or, as the case may be, Other Exchange as may for the
 time being be applicable [the Share Purchase
Mandate]; [Authority commences from from the date of
the passing of this Resolution and expiring on the
earlier of: (a) the conclusion of the next AGM of the
 Company; or (b) the date by which the next AGM of
the Company is required by law to be held]; and to
complete and do all such acts and things [including
executing such documents as may be required] as they
and/or he may consider expedient or necessary to give
 effect to the transactions contemplated and/or
authorized by this Resolution

PROPOSAL #7.: Authorize the Directors to: (i) issue                        ISSUER          YES          FOR               FOR
Shares whether by way of rights, bonus or otherwise;
and/or (ii) make or grant offers, agreements or
options (collectively, Instruments) that might or
would require Shares to be issued, including but not
limited to the creation and issue of (as well as
adjustments to) warrants, debentures or other
instruments convertible into Shares, at any time and
upon such terms and conditions and for such purposes
and to such persons as the Directors may in their
absolute discretion deem fit; and (b)
(notwithstanding the authority conferred by this
Resolution may have ceased to be in force) issue
Shares in pursuance of any Instrument made or granted
 by the Directors while this Resolution was in force,
 provided that : (1) the aggregate number of Shares
to be issued pursuant to this Resolution [including
Shares to be issued in pursuance of Instruments made
or granted pursuant to this Resolution] does not
exceed 50% of the total number of issued Shares
(excluding treasury shares) in the capital of the
Company (as calculated in accordance with paragraph
(2) below), of which the aggregate number of Shares
to be issued other than on a pro-rata basis to
shareholders of the Company (including Shares to be
issued in pursuance of Instruments made or granted
pursuant to this Resolution) does not exceed 20% of
the total number of issued Shares (excluding treasury
 shares) in the capital of the Company (as calculated
 in accordance with paragraph (2) below); (2)
(Subject to such manner of calculation as may be
prescribed by the SGX-ST) for the purpose of
determining the aggregate number of Shares that may
be issued under paragraph (1) above, the total number
 of issued Shares (excluding treasury shares) shall
be based on the total number of issued Shares
(excluding treasury shares) in the capital of the
Company at the time this Resolution is passed, after
adjusting for: (i) New Shares arising from the
conversion or exercise of any convertible securities
or share options or vesting of share awards which are
 outstanding or subsisting at the time this
Resolution is passed; and (ii) any subsequent bonus
issue, consolidation or subdivision of Shares; (3) in
 exercising the authority conferred by this
Resolution, the Company shall comply with the
provisions of the Listing Manual for the time being
in force (unless such compliance has been waived by
the SGX-ST) and the Bye-laws for the time being of
the Company; and [Authority conferred by this
Resolution shall continue in force until the
conclusion of the next AGM of the Company or the date
 by which the next AGM of the Company is required by

PROPOSAL #8.: Authorize the Company, its subsidiaries                      ISSUER          YES          FOR               FOR
 and Associated Companies that are entities at risk
[as that term is used in Chapter 9], or any of them,
, for the purposes of Chapter 9 of the Listing Manual
 (Chapter 9), to enter into any of the transactions
falling within the types of interested person
transactions described in the Appendix to the Letter
with any party who is of the class of interested
persons described in the Appendix to the Letter,
provided that such transactions are made on normal
commercial terms and in accordance with the review
procedures for such interested person transactions;
[Authority shall continue in force until the
conclusion of the next AGM of the Company]; and
authorize the Directors to complete and do all such
acts and things (including executing all such
documents as may be required) as they may consider
expedient or necessary or in the interests of the
Company to give effect to the General Mandate for
Advisory Fees and/or this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MACQUARIE MEDIA GROUP, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q5704Q136
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to the passing of a                         ISSUER          YES          FOR               FOR
resolution by the Members of MMT in respect of
corresponding buy-backs of ordinary units stapled to
MMHL ordinary shares, in accordance with Section 257C
 of the Corporations Act 2001 the Members of MMHL
authorize and approve; [a] MMHL to undertake buy-
backs of up to 66,956,521 of its ordinary shares
under off-market tender buy-back agreements and on-
market buy-back agreements on the terms as specified;
 and [b] each agreement entered on those terms during
 the 12 months commencing on the date of this
Resolution to the extent that: (1) approval of such
buy-back agreements is required under Section 257C of
 the Corporations Act; and (2) the number of ordinary
 shares in MMHL bought back under such buy-back
agreements does not exceed 86,956,521, this
authorization and approval in additional to any
further ordinary share that remain to be bought back
by MMHL under the on-market buy-back announced on 17
DEC 2008 of up to 10% of the smallest number of MMG
securities on issue in the 12 months preceding that
date

PROPOSAL #1.: Approve, subject to the passing of a                         ISSUER          YES          FOR               FOR
Resolution by the Members of MMHL in respect of
corresponding buy-backs of ordinary shares stapled to
 MMT ordinary units, in accordance with Section 601
KH of the Corporations Act 2001 [as inserted by ASIC
class order 07/422] and relevant ASIC relief the
Members of MMT authorize and approve; [a] MMML as
responsible entity of MMT to undertake buy-backs of
up to 86,956,521 of ordinary units of MMT under off-
market tender buy-back agreements and on-market buy-
back agreements on the terms as specified; and [b]
each agreement entered on those terms during the 12
months commencing on the date of this resolution to
the extent that; (1) approval of such buy-back
agreements is required under section 601 KH of the
Corporations Act [as inserted by ASIC class order
07/422] and relevant ASIC relief; and (2) the number
of ordinary units of MMT bought back under such buy-
back agreements does not exceed 86,956,521, this
authorization and approvals is an addition to any
further ordinary units in MMT that remain to bought
back by MMML as responsible entity of MMT under the
on-market buy-back announced on 17 DEC 2008 of up to
10% of the smallest number of MMG securities on issue
 in the 12 months preceding that date

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAIRE TECNIMONT S.P.A., ROMA
  TICKER:                N/A             CUSIP:     T6388T104
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet and                                ISSUER          NO           N/A               N/A
consolidated balance sheet at 31 DEC 2008, the
Directors, the Board of Auditors and Auditing Company
 reports

PROPOSAL #2.: Approve the profit allocation                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAISONS FRANCE CONFORT, ALENCON
  TICKER:                N/A             CUSIP:     F6177E107
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts                                 ISSUER          YES          FOR               FOR

PROPOSAL #O.2: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.3: Approve the agreements referred to in                       ISSUER          YES        AGAINST           AGAINST
Article L.225-38 of the Commercial Code

PROPOSAL #O.4: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Appoint Mr. Jean Francois Chene as a                        ISSUER          YES        AGAINST           AGAINST
new Board Member for a period of 6 years

PROPOSAL #O.6: Approve the attendance allowances to                        ISSUER          YES          FOR               FOR
the Members of the Board of Directors

PROPOSAL #O.7: Authorize the Board of Directors for                        ISSUER          YES        AGAINST           AGAINST
the repurchase by the Company's own shares under the
regulated agreements referred to in Article L.225-209
 of the Commercial Code

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
cancel shares repurchased by the Company under the
regulated agreements referred to in Article L 225-209
 of the Commercial Code

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
carry out a share capital increase by issuing shares
reserved for the Members of a Company Saving Plan
under the regulated agreements referred to in Article
 L.443-1 of the Labor Code

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out a capital increase in the limit of 10%, in
order to remunerate contributions in kind of equity
securities or securities giving access to capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAKALOT INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y5419P101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of assets                              ISSUER          NO           N/A               N/A
impairment

PROPOSAL #A.4: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.5: To report the status of the corporate                       ISSUER          NO           N/A               N/A
bonds

PROPOSAL #A.6: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2 per share

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.5: Elect Mr. Li, Pei-Zhang / Shareholder                       ISSUER          YES          FOR               FOR
No.: 25589 as an Independent Director

PROPOSAL #B.6: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on directors from participation in
competitive business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN AIRLINES SYSTEM BHD
  TICKER:                N/A             CUSIP:     Y56461109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 together with the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the Directors' fees for the FYE                      ISSUER          YES          FOR               FOR
 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Keong Choon Keat as a                           ISSUER          YES          FOR               FOR
Director, who retires under Article 139 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Martin Gilbert Barrow as a                      ISSUER          YES          FOR               FOR
 Director, who retires under Article 139 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Tan Sri Dr. Mohd. Munir bin                         ISSUER          YES          FOR               FOR
Abd Majid as a Director, who retires under Article
139 of the Company's Articles of Association

PROPOSAL #6.: Re-elect Tan Sri Dr. Wan Abdul Aziz bin                      ISSUER          YES        AGAINST           AGAINST
 Wan Abdullah as a Director, who retires under
Article 139 of the Company's Articles of Association

PROPOSAL #7.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company until the conclusion of the
next AGM and authorize the Directors to fix their
remuneration

PROPOSAL #8.: Authorize the Board of Directors,                            ISSUER          YES          FOR               FOR
subject to the Companies Act, 1965 [the Act], the
Articles of Association of the Company, approval from
 the Bursa Malaysia Securities Berhad and other
Government or Regulatory Bodies, where such approval
is necessary, pursuant to Section 132D of the Act, to
 issue shares in the capital of the Company at any
time upon such terms and conditions and for such
purposes as the Directors may in their discretion
deem fit, provided always that the aggregate number
of shares to be issued shall not exceed 10% of the
issued share capital of the Company [Authority
expires at the conclusion of the next AGM of the

PROPOSAL #9.: Transact any other business                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN AIRLINES SYSTEM BHD
  TICKER:                N/A             CUSIP:     Y56461109
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve the options granted                       ISSUER          YES        AGAINST           AGAINST
to date to Pilots and Cabin crew who are employed on
the basis of a fixed term contract

PROPOSAL #2.: Amend the Clause 6.4(c) of the MAS ESOS                      ISSUER          YES        AGAINST           AGAINST
 By-Laws as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN BULK CARRIERS BHD
  TICKER:                N/A             CUSIP:     Y5650J103
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008 and the reports of
 the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final single tier dividend of                      ISSUER          YES          FOR               FOR
 30 sen per share for the FYE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Teo Joo Kim as a Director,                      ISSUER          YES          FOR               FOR
 who is retiring pursuant to the Article 95 of the
Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Wu Long Peng as a                               ISSUER          YES          FOR               FOR
Director, who is retiring pursuant to the Article 95
of the Company's Articles of Association

PROPOSAL #5.: Re-elect Dato' Lim Chee Wah as a                             ISSUER          YES          FOR               FOR
Director, who is retiring pursuant to the Article 95
of the Company's Articles of Association

PROPOSAL #6.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #7.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees of MYR 557,000 for the FYE 31 DEC 2008

PROPOSAL #8.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act 1965, to allot and
issue shares in the Company from time to time upon
such terms and conditions and for such purposes as
the Directors may in their absolute discretion deem
fit, the aggregate number of shares to be issued
pursuant to this resolution does not exceeding 10% of
 the issued and paid-up share capital of the Company
for the time being, subject always to the approval of
 all relevant regulatory authorities, if required,
being obtained for such allotment and issue and to do
 all such acts and things [including executing any
relevant documents] as they may consider expedient or
 necessary to complete and give effect to the
aforesaid authority; [Authority expires until the
conclusion of next AGM of the Company]

PROPOSAL #9.: Authorize the Company and its                                ISSUER          YES          FOR               FOR
Subsidiaries [MBC Group], pursuant to Paragraph 10.09
 of the Listing Requirements of Bursa Malaysia
Securities Berhad, to enter into Recurrent Related
Party Transactions as specified, which are necessary
for MBC Group's day-to-day operations in the ordinary
 course of business on terms not more favorable to
the related parties than those generally available to
 the public and not detrimental to the minority
shareholders; [Authority expires earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM is
 required to be held pursuant to Section 143(1) of
the Companies Act, 1965 (the Act) (but shall not
extend to such extension as may be allowed pursuant
to Section 143(2) of the Act]; and that the breakdown
 of the aggregate value of the related party
transaction based on the type of the recurrent
transaction made and the names of the related parties
 recurrent related party transactions made and their
relationship with MBC Group be disclosed in the
annual report of the Company as may be required by
the governing authority, authorize the Directors to
do all such acts and things [including executing any
relevant documents] in the interest of the Company,
as they may consider expedient or necessary to
complete and give effect to the aforesaid mandate

PROPOSAL #10.: Authorize the Company, pursuant to                          ISSUER          YES          FOR               FOR
Paragraph 12.03 of the Listing Requirements of Bursa
Malaysia Securities Berhad and subject to Section 67A
 of the Companies Act, 1965, the Company's Memorandum
 and the Articles of Association and other applicable
 Laws, rules and regulations and the approvals of all
 relevant regulatory authorities, to purchase and/or
hold such amount of ordinary shares of MYR 0.25 each
in the Company as may be determined by the Directors
from time to time through Bursa Malaysia upon such
terms and conditions as the Directors may deem fit
and expedient in the interest of the Company, the
aggregate number of shares to be purchased and/or
held not exceeding 10% of the issued and paid-up
share capital of the Company as the date of the share
 buy-back and that an amount of the funds not
exceeding the retained profits and share premium
reserves of the Company as well as the retained
profits as at the date of the share buy-back, be
utilized for the purpose purchase and the shares of
the Company to be purchased may be cancelled,
retained as treasury shares, distributed as dividends
 or resold on Bursa Malaysia, or a combination of the
 above, at the absolute discretion of the Directors;
authorize the Directors to do all such acts and
things [including executing any relevant documents]
for and on behalf of the Company, as they may
consider expedient or necessary to complete and give
effect to the aforesaid authorization; [Authority
expires earlier of the conclusion of the next AGM of
the Company ,at which time it will lapse, unless by
ordinary resolution passed at that meeting; or by the
 expiration of the period within which the next AGM
is required Bylaw to be held; or revoked or varied by
 ordinary resolution passed by the shareholders at a

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MALAYSIAN RESOURCES CORP BHD MRCB
  TICKER:                N/A             CUSIP:     Y57177100
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the statutory                              ISSUER          YES          FOR               FOR
financial statements of the Company for the FYE 31
DEC 2008 and the reports of the Directors and the
Auditors thereon

PROPOSAL #2.: Re-elect Mr. Shahril Ridza Ridzuan as a                      ISSUER          YES          FOR               FOR
 Director, who retires by rotation pursuant to
Article 101 of the Company's Articles of Association

PROPOSAL #3.: Re-elect Mr. Datuk Ahmad Zaki Zahid as                       ISSUER          YES          FOR               FOR
a Director, who retires by rotation pursuant to
Article 101 of the Company's Articles of Association

PROPOSAL #4.: Approve the Directors' fees of MYR                           ISSUER          YES          FOR               FOR
313,410 for the FYE 31 DEC 2008

PROPOSAL #5.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #6.: Transact any other business                                  ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MANDARIN ORIENTAL INTL LTD
  TICKER:                N/A             CUSIP:     G57848106
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the Independent Auditor's report for the YE 31 DEC
2008 and to declare a final dividend

PROPOSAL #2.: Re-elect Mr. Edouard Ettedgui as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.: Re-elect Mr. Henry Keswick as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. R. C. Kwok as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Sydney S. W. Leong as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Re-appoint the Auditors and authorize                        ISSUER          YES        AGAINST           AGAINST
the Directors to fix their remuneration

PROPOSAL #7.: Grant authority for the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to aggregate nominal amount of USD 16.5 million
and without pre-emptive rights up to aggregate
nominal amount of USD 2.5 million

PROPOSAL #8.: Approve the renewal of a general                             ISSUER          YES          FOR               FOR
mandate to the Directors to repurchase shares of the
Company representing less than 15% of the issued
share capital of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MANITOU BF SA, ANCENIS
  TICKER:                N/A             CUSIP:     F59766109
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
provided by the special report of the Statutory
Auditors established pursuant to the Article L.225-88
 of the Commercial Code

PROPOSAL #O.4: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the attendance allowances to                        ISSUER          YES          FOR               FOR
be allocated for the Supervisory Member for the 2009

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
carry out to the Company's shares repurchase program
of its own shares

PROPOSAL #O.7: Appoint Mr. Dominique Bamas as a                            ISSUER          YES        AGAINST           AGAINST
Supervisory Member

PROPOSAL #E.8: Approve the reduction of the capital                        ISSUER          YES          FOR               FOR
by cancellation of the Company's shares held by the
Company

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to increase the share capital by issuing, with
maintenance of preferential subscription rights,
common shares and/or securities giving access to the
Company's common shares and/or giving right to the
allocation of debt securities against the Company

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to increase the share capital by issuing,
without preferential subscription rights, common
shares and/or securities giving access, immediately
or ultimately, to the Company's capital or to the
allocation of debt securities against the Company

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide a share capital increase by
incorporation of reserves, premiums, profits or other

PROPOSAL #E.12: Approve the possibility of issuing                         ISSUER          YES          FOR               FOR
shares or securities giving access to capital without
 preferential subscription rights, to remunerate
contributions in kind on equity securities or
securities giving access to the capital

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to decide a capital increase by issuing common
shares reserved for employees, Members of a Company
Savings Plan, with cancellation of preferential
subscription rights in favor of them

PROPOSAL #E.14: Amend the Article 13 of the Statutes-                      ISSUER          YES        AGAINST           AGAINST
 powers and obligations of the Board of Directors

PROPOSAL #E.15: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFRIG FRIGORIFICOS E COMERCIO DE ALIMENTOS SA
  TICKER:                N/A             CUSIP:     P6459Z108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to take knowledge of the                             ISSUER          YES        ABSTAIN           AGAINST
Directors accounts, to examine, discuss and approve
the Company's consolidated financial statements for
the FYE 31 DEC 2008

PROPOSAL #2.: Approve the destination of the YE                            ISSUER          YES        ABSTAIN           AGAINST
results of 2008

PROPOSAL #3.: Approve to determine the number of                           ISSUER          YES        ABSTAIN           AGAINST
Members of the Board of Directors and to elect the
Board of Directors of the Company

PROPOSAL #4.: Approve to set the global remuneration                       ISSUER          YES        ABSTAIN           AGAINST
of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFRIG FRIGORIFICOS E COMERCIO DE ALIMENTOS SA
  TICKER:                N/A             CUSIP:     P6459Z108
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Approve to decide regarding the                              ISSUER          YES        ABSTAIN           AGAINST
proposal for the amendment and consolidation of the
Corporate Bylaws of the Company, I) to amend Article
1 of the Corporate Bylaws in order to change the
corporate name of the Company to Marfrig Alimentos
S.A. II) to amend Article 16 of the Corporate Bylaws
in order to increase to 11 the number of Members of
the Board of Directors, the wording of which will
come to be as follows Article 16 the Board of
directors will be composed of at least 5 and, at most
 11 Members, all of whom will be  shareholders,
elected by the general meeting of shareholders, with
a unified term in office of 2 years, with re-election
 being permitted, III) to rectify Article 19, Line
III and sole paragraph, as proposed by the Board of
Directors of the Company, meeting the requirements of
 the securities commission, which will come to have
the following wording Article 19 it is the
responsibility of the Board of Directors, in addition
 to the other powers that it has under the law or
these Bylaws III to establish or change the limit
amount of the Executive Committee for the issuance of
 any credit instruments to raise funds, whether they
be simple debentures, not  convertible into shares
and without collateral, bonds, notes, commercial
paper, or others commonly in use on the market, as
well as to establish their issuance and redemption
conditions, being able, in the cases that are
defined, to require the previous authorization of the
 Board of Directors as a condition for the validity
of the act, sole paragraph the Board of Directors
will be able to establish limit amounts for the
Executive Committee to do any of the acts referred to
 in items III, XV, XVIII, XX, observing the limits on

PROPOSAL #B.: Approve to decide regarding the                              ISSUER          YES        ABSTAIN           AGAINST
reformulation and consolidation of the Stock Option
Plan, in such a way as to exclude the mandatory
nature of the 4 year period for the exercise of the
options and granting to the Board of Directors the
prerogative of establishing, in accordance with the
company's interests, the period for the exercise of
the purchase options or of the shares to be granted

PROPOSAL #C.: Approve the other subjects of social                         ISSUER          NO           N/A               N/A
interest

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARFRIG FRIGORIFICOS E COMERCIO DE ALIMENTOS SA
  TICKER:                N/A             CUSIP:     P6459Z108
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the number of                            ISSUER          YES          FOR               FOR
members of the Board of Directors, within the limit
approved at the AGM of 28 APR 2009, and elect a new,
full Member of the Board of Directors of the Company

PROPOSAL #2.: Approve the reformulation of the                             ISSUER          YES        AGAINST           AGAINST
Company Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARINE HARVEST ASA
  TICKER:                N/A             CUSIP:     R2326D105
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairman to preside over the                       ISSUER          YES          FOR               FOR
meeting and an individual to sign the minutes of the
meeting together with the elected Chairman

PROPOSAL #2.: Approve the notice and agenda                                ISSUER          YES          FOR               FOR

PROPOSAL #3.: Briefing on the business                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the annual accounts for Marine                       ISSUER          YES          FOR               FOR
Harvest ASA and the Marine Harvest Group as well as
the Board of Director's report for 2008

PROPOSAL #5.: Approve the Marine Harvest ASA's loss                        ISSUER          YES          FOR               FOR
for the FY 2008 of NOK 1,212.2 million is covered by
transferring a corresponding amount from other equity

PROPOSAL #6.: Authorize the Board, pursuant to                             ISSUER          YES          FOR               FOR
Section 9-4 of the Public Limited Companies Act, to
purchase shares in the Company up to a maximum total
nominal value of NOK 260,917,350, which equals
approximately 10% of the current share capital; the
shares may be purchased at a maximum price of NOK 12
per share and a minimum price corresponding to their
nominal value, NOK 0.75 per share; the authorization
covers all forms of acquisition as well as
establishment of a charge created by agreement in the
 company's own shares; shares purchased in accordance
 with this authorization may be divested in any way,
including sales in the open market and as
consideration in transactions; general equal
treatment principles shall always be complied with in
 relation to transactions with shareholders based on
the authorization; if the nominal value of the
Company's shares changes during the term of this
authorization, the limits of the authorization will
change accordingly; [Authority shall remain in force
until the next AGM , however no longer than 01 JUL

PROPOSAL #7.: Approve to increase the Company's share                      ISSUER          YES          FOR               FOR
 capital by NOK 72,000,000 from NOK 2,609,173,746.75
to NOK 2,681,173,746.75 by issuing 96,000,000 new
ordinary shares, each with a nominal value of NOK
0.75, at a subscription price of NOK 3.15; the share
premium is added to the Company's share premium
account; the shareholders' pre-emption right to
subscribe for the shares is derogated from to the
benefit of Carriage ASA who has undertaken to
subscribe for these shares; the shares shall be
subscribed for in the minutes of general meeting; the
 subscription amount shall be paid to the Company's
separate capital increase Account No. 6550.06.33578
in Nordea by 28 MAY 2009; the new shares shall give
right to dividend from the time when the capital
increase is registered in the Norwegian Register of
Business Enterprises; and amend Article 4 of the
Articles of Association to reflect the share capital
and number of shares after the capital increase; the
Company will pay a subscription commission of 2.45%
of the subscription amount to Carnegie ASA

PROPOSAL #8.: Authorize the Board, pursuant to                             ISSUER          YES          FOR               FOR
Section 10-14 of the Public Limited Companies Act, to
 increase the Company's share capital through
issuance of new shares with an aggregate nominal
value of up to NOK 260,917,350 divided into
347,889,800 shares at a nominal value of NOK 0.75 per
 share; the authorization can be used for one or
several capital increases; the terms of any
subscription for new resolved pursuant to this
authorization shall, within the limits states herein,
 be decided by the Board; this authorization includes
 the right to derogate from the shareholders' pre-
emption right to subscribe for shares pursuant to
Section 10.4 of the Public Limited Companies Act; the
 board may decide that the consideration to be made
by subscribers in capital increased decided on the
basis of this authorization may be made by
transferring other assets than cash to the Company,
by set-off or through the assumption by the company
of special obligations, cf. Section 10.2 of the
Public Limited Companies Act; if settlement of a
share subscription shall be made by transferring
other assets than cash to the Company, the Board may
decide that such assets shall be transferred directly
 to a subsidiary subject to a corresponding
settlement taking place between the subsidiary and
the Company; the authorization also applies to
capital increases required in connection with mergers
 pursuant to Section 13.5 of the Public Limited
Companies Act, the authorization includes the right
and duty to change Article 4 of the Articles of
Association in accordance with the amount of any
capital increase[s] resolved on the basis of this
authorization; [Authority shall be from the date of

PROPOSAL #9.: Approve to determine the compensation                        ISSUER          YES          FOR               FOR
of the Directors: the Chairman - NOK 75,000, the
vice-Chairman - NOK 350,000 and the Directors - NOK
275,000 for the period 08/09

PROPOSAL #10.: Elect Mr. Ole Erik Leroy, as a new                          ISSUER          YES          FOR               FOR
Director, with an election period of 2 years and re-
elect Messrs. Leif Frode Onarheim and Solveig Strand
as the Directors for 1 year

PROPOSAL #11.: Re-elect: Mr. Erling Lind, Chairman,                        ISSUER          YES          FOR               FOR
as a Member to the Nomination Committee for 3 years
and approve the compensation as NOK 60,000; Mr.
Merete Haugli as a Member to the Nomination
Committee, for 2 years and approve the compensation
as NOK 30,000; and Mr. Yngve Myhre as a Member to the
 Nomination Committee for 1 year and approve the
compensation as NOK 30,000

PROPOSAL #12.: Approve the statement on determination                      ISSUER          YES          FOR               FOR
 of salary and other compensation for Senior
Executives into account and supports the principles
for determination of compensation for Senior
Executives which the Board has decided to apply for

PROPOSAL #13.: Approve to reduce the Company's share                       ISSUER          YES          FOR               FOR
premium account by NOK 3,000,000,000; the reduction
amount is transferred to other equity

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        AGAINST             FOR
SHAREHOLDERS PROPOSAL: approve the general meeting
requests the Board to consider establishing a
Committee, or authorizing the Audit Committee or
another suitable Committee, to consider the company's
 operations in terms of handling diseases, in
accordance with a general environmental management

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARR S.P.A.
  TICKER:                N/A             CUSIP:     T6456M106
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008 and report; any adjournment thereof

PROPOSAL #2.: Grant authority to buy back and cancel                       ISSUER          NO           N/A               N/A
the resolution of general meeting held on 18 APR
2008; any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARSHALLS PLC, BIRKBY
  TICKER:                N/A             CUSIP:     G58718100
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the accounts for the YE 31 DEC 2008 together with
the Auditors' report

PROPOSAL #2.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors to the Company, to hold office until the
conclusion of the next General Meeting at which
accounts are laid before the members; and authorize
the Directors to determine the remuneration of the
Auditors of the Company

PROPOSAL #3.: Approve that a final dividend for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2088 of 1.45 pence per ordinary share in
the Company be declared and paid to members whose
names appear on the Register of Members at the close
of business on 05 JUN 2009

PROPOSAL #4.: Re-elect Mr. Mike Davies as a Director,                      ISSUER          YES          FOR               FOR
 having retired by rotation

PROPOSAL #5.: Re-elect Mr. Richard Scholes as a                            ISSUER          YES          FOR               FOR
Director, having retired by rotation

PROPOSAL #6.: Re-elect Mr. David Sarti as a Director,                      ISSUER          YES          FOR               FOR
 having retired by rotation

PROPOSAL #7.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report of the YE 31 DEC 2008

PROPOSAL #S.8: Approve that a general meeting, other                       ISSUER          YES          FOR               FOR
than an AGM, may be called on no less than 14 clear
days' notice

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
and in accordance with Article 17 of the Articles of
Association of the Company and in accordance with
Section 80 [2] of the Companies Act 1985: a) to
exercise all the powers of the Company to allot
relevant securities [within the meaning of Section 80
 of the Companies Act 1985] up to a maximum nominal
amount of GBP 11,723,437 representing approximately
one third of the current issued share capital of the
Company [excluding treasury shares]; and b) to
exercise all the powers of the Company to allot
relevant securities comprising equity securities
[within the meaning of Section 94 the Companies Act
1985] of up to a further aggregate nominal amount of
GBP 11,723,437 representing approximately one third
of the current issued share capital of the Company
[excluding treasury shares] provided that they are
offered by way of a rights issue to holders of
ordinary shares on the register of members at such
record date as the Directors may determine, where the
 equity securities respectively attributable to the
interests of the ordinary shareholders are
proportionate [as nearly as may be practicable] to
the respective numbers of ordinary shares held or
deemed held by them on such record date, subject to
such exclusions or other arrangements as the
Directors may deem necessary or expedient to deal
with treasury shares, fractional entitlements or
legal or practical problems arising under the laws of
 any overseas territory or the requirements of any
regulatory authority or stock exchange or by virtue
of shares being represented by depositary receipts or
 any other matter; [Authority expires at the
conclusion of the next AGM of the Company to be held
in 2010]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.10: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution Number 9, in accordance
with Article 18 of the Articles of Association of the
 Company and pursuant to Section 95 of the Companies
Act 1985, to allot equity securities [as defined in
Section 94 of the Companies Act 1985] for cash
pursuant to the general authority conferred by
Resolution Number 9 above or by way of a sale of
treasury shares as if Section 89[1] of the Companies
Act 1985 did not apply to such allotment or sale,
provided that this power shall be limited to
allotments of equity securities and the sale of
treasury shares: i) in connection with an offer of
securities [but in the case of the authority granted
under paragraph [b] of Resolution Number 9 by way of
rights issue only] in favor of the holders of
ordinary shares on the register of members at such
record date[s] as the Directors may determine where
the equity securities respectively attributable to
the interests of the ordinary shareholders are
proportionate [as nearly as may be practicable] to
the respective numbers of ordinary shares held or
deemed to be held by them on any such record date[s],
 subject to such exclusions or other arrangements as
the Directors may deem necessary or expedient to deal
 with treasury shares, fractional entitlements or
legal or practical problems arising under the laws of
 any overseas territory or the requirements of any
regulatory body or stock exchange or by virtue of
shares being represented by depositary receipts or
any other matter; and ii) [otherwise than pursuant to
 paragraph [i] above) up to an aggregate nominal
amount of GBP 1,788,828; [Authority expires at the
conclusion of the next AGM of the Company to be held
in 2010]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.11: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Article 10 of the Articles of Association of the
Company and in accordance with Section 166 of the
Companies Act 1985, to make market purchases [as
defined in Section 163 [3] of the Companies Act 1985]
 on the London Stock Exchange of up to 20,961,506
ordinary shares of 25 pence each in the capital of
the Company [excluding treasury shares][being
approximately 14.9 % of the current issued ordinary
share capital of the Company] on such terms and in
such manner as the Directors of the Company may from
time to time determine, provided that: i) the amount
paid for each share [exclusive of expenses] shall not
 be more than the higher of: [a] 5 per cent above the
 average of the middle market quotation for ordinary
shares in the Company as derived from the London
Stock Exchange Daily Official List for the 5 business
 days before the date on which the share is
contracted to be purchased; and [b] an amount equal
to the higher of the price of the last independent
trade and the highest current independent bid for an
ordinary share in the Company as derived from the
London Stock Exchange Trading System; ii) the minimum
 price which may be paid for an ordinary share
[exclusive of expenses] is 25 pence per ordinary
share; [Authority expires at the conclusion of the
next AGM of the Company to be held in 2010]; and the
Company may make a purchase of its own ordinary
shares in pursuance of such contract as if the
authority hereby conferred hereby had not expired

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARSHALLS PLC, BIRKBY
  TICKER:                N/A             CUSIP:     G58718100
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors, to allot                           ISSUER          YES          FOR               FOR
relevant securities pursuant to Section 80 of the
Companies Act 1985 [the Act] up to a maximum nominal
amount of GBP 14,068,125 for the purposes of the
rights issue; and to allot equity securities pursuant
 to Section 95 of the 1985 Act as if Section 89(1) of
 the 1985 Act did not apply to such allotment, as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MARTINREA INTL INC
  TICKER:                N/A             CUSIP:     573459104
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Fred Jaekel as a Director of                      ISSUER          YES        ABSTAIN           AGAINST
 the Company

PROPOSAL #1.2: Elect Mr. Rob Wildeboer as a Director                       ISSUER          YES        ABSTAIN           AGAINST
of the Company

PROPOSAL #1.3: Elect Mr. Natale Rea as a Director of                       ISSUER          YES        ABSTAIN           AGAINST
the Company

PROPOSAL #1.4: Elect Mr. Zoran Arandjelovic as a                           ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #1.5: Elect Mr. Fred Olson as a Director of                       ISSUER          YES        ABSTAIN           AGAINST
the Company

PROPOSAL #1.6: Elect Mr. Suleiman Rashid as a                              ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #2.: Re-appoint KPMG LLP as the Auditors of                       ISSUER          YES          FOR               FOR
the Corporation and authorize the Directors to fix
their remuneration

PROPOSAL #3.: Approve the amendments to the                                ISSUER          YES        AGAINST           AGAINST
Corporation's Stock Option Plan, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MASISA SA
  TICKER:                N/A             CUSIP:     P6460H105
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to review the current status of                      ISSUER          YES          FOR               FOR
 Masisa, the report of the External Auditors, and the
 general balance and the financial statements
corresponding to the exercise ended on 31 DEC 2008

PROPOSAL #2.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #3.: Approve to fix the remunerations of the                      ISSUER          YES          FOR               FOR
 Board of Directors

PROPOSAL #4.: Approve to fix the remunerations and                         ISSUER          YES          FOR               FOR
the budget for the expenses of the Directors Committee

PROPOSAL #5.: Approve to designate the External                            ISSUER          YES          FOR               FOR
Auditors and the risk classifier agents of Masisa for
 the exercise 2009

PROPOSAL #6.: Approve the distribution of revenues                         ISSUER          YES          FOR               FOR
and the payment of a definitive dividend of USD
117,713,040.56 corresponding to the revenues of the
exercise 2008, the report of the dividends Policy,
the measures of protection, and the procedures to be
applied in the payment for dividends

PROPOSAL #7.: Acknowledge the agreements adopted by                        ISSUER          YES          FOR               FOR
the Board of Directors and referred to in Article 44
of the Law of Corporations

PROPOSAL #8.: Approve the designation of a newspaper                       ISSUER          YES          FOR               FOR
in which the next meetings and other legal
publications of Masisa will be published

PROPOSAL #9.: Any other matters                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MASTER LINK SECURITIES CORP
  TICKER:                N/A             CUSIP:     Y5898J105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The revision to transfer buy back                           ISSUER          NO           N/A               N/A
treasury stocks to employees

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of unsecured corporate bonds                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of the year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve the proposal to acquire                             ISSUER          YES          FOR               FOR
business from Shinkong Securities Co., Ltd [delisted]

PROPOSAL #B.6: Approve the proposal of long-term                           ISSUER          YES        AGAINST           AGAINST
capital injection

PROPOSAL #B.7: Approve to revise the capital amount                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MAYR MELNHOF KARTON AKTIENGESELLSCHAFT
  TICKER:                N/A             CUSIP:     A42818103
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual                       ISSUER          NO           N/A               N/A
statement of accounts and the report by the Board of
Directors and the Supervisory Board

PROPOSAL #2.: Approve the earnings for 2008                                ISSUER          NO           N/A               N/A

PROPOSAL #3.: Grant discharge of the Board of                              ISSUER          NO           N/A               N/A
Directors
PROPOSAL #4.: Grant discharge of the Supervisory Board                     ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #6.: Elect the balance sheet Auditor                              ISSUER          NO           N/A               N/A

PROPOSAL #7.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

PROPOSAL #8.A: Approve the transfer of ownership                           ISSUER          NO           N/A               N/A
[shares of Neupack Polska] from Mayr Melnhof Packagin
 Austria GMBH to Mayr Melnhof Karton AG in accordance
 with the contract as of 23 MAR 09

PROPOSAL #8.B: Approve the transfer of ownership                           ISSUER          NO           N/A               N/A
[shares of Neupack Polska] from Neupack GMBH to Mayr
Melnhof Karton AG in accordance with the contract as
of 23 MAR 09

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MECALUX SA
  TICKER:                N/A             CUSIP:     E73489101
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
management report of Mecalux and consolidated group

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.: Approve the Board Management                                 ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the distribution of dividend                         ISSUER          YES          FOR               FOR
with charge to reserves

PROPOSAL #5.: Appoint or re-elect the Auditors                             ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve to modify Article 28 of the                          ISSUER          YES          FOR               FOR
Company's By-laws

PROPOSAL #7.: Approve the retribution of the Board                         ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #9.: Authorize the Board for the capital                          ISSUER          YES          FOR               FOR
increase excluding the preferent subscription right

PROPOSAL #10.: Approve the delegation of powers                            ISSUER          YES          FOR               FOR

PROPOSAL #11.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #12.: Approve the minutes                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDA AB, SOLNA
  TICKER:                N/A             CUSIP:     W5612K109
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Peter Sjostrand as the                       ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Establishment and approval of the                            ISSUER          NO           N/A               N/A
voting list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to verify                         ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Consideration of whether the AGM was                         ISSUER          NO           N/A               N/A
duly convened

PROPOSAL #7.: Presentation of the annual accounts,                         ISSUER          NO           N/A               N/A
Auditors' report, consolidated annual accounts and
the Auditor's report

PROPOSAL #8.: Chief Executive Officer's statement                          ISSUER          NO           N/A               N/A

PROPOSAL #9.: Questions                                                    ISSUER          NO           N/A               N/A

PROPOSAL #10.A: Adopt the income statement and                             ISSUER          YES          FOR               FOR
balance sheet and the consolidated income statement
and balance sheet

PROPOSAL #10.B: Adopt a dividend of 75 ore per share                       ISSUER          YES          FOR               FOR
and 08 MAY 2009 as the record date for the dividend

PROPOSAL #10.C: Grant discharge to the Board Members                       ISSUER          YES          FOR               FOR
and Chief Executive Officers from liability

PROPOSAL #11.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Board Members be at 7 and no Board deputy be appointed

PROPOSAL #12.: Approve the total Board remuneration                        ISSUER          YES          FOR               FOR
be set to SEK 1,950,000; of this amount, the Chairman
 shall receive SEK 700,000 and each of the other
Board Members, who are not Group employees, shall
receive SEK 250,000; for the work performed in the
Audit Committee, remuneration be set to SEK 50,000
for the Committee Chairman and SEK 25,000 to each of
the other Members; Auditors' remuneration shall cover
 review of accounts, administration, and the Group

PROPOSAL #13.: Re-elect Messrs. Bert-Ake Eriksson,                         ISSUER          YES        AGAINST           AGAINST
Marianne Hamilton, Tuve Johannesson, Anders Lonner,
Peter Sjostrand and Anders Waldenstrom and elect
Messrs. Carola Lemne and Peter Claesson as the Board
Members; at the 2008 AGM, PricewaterhouseCoopers AB
was re-appointed as the Auditing firm until after the
 2012 AGM

PROPOSAL #14.: Elect Mr. Bert-Ake Eriksson  as the                         ISSUER          YES          FOR               FOR
Board Chairman

PROPOSAL #15.: Approve the criteria for appointment                        ISSUER          YES          FOR               FOR
of the Nomination Committee as specified

PROPOSAL #16.: Approve the specified guidelines for                        ISSUER          YES        AGAINST           AGAINST
Meda's Executives

PROPOSAL #17.: Authorize the Board to decide on share                      ISSUER          YES          FOR               FOR
 issues, on 1 or more occasions, to increase the
Company's share capital during the period until the
next AGM; authorization shall cover a maximum of
30,224,306 shares; with full exercise, the dilution
effect is about 10% of the share capital and votes;
with authorization, the Board would decide on:
payment in kind, offset, or other terms as specified
in Chapter 13, Section 5, Paragraph 1, Item 6 in the
Companies Act; deviation from shareholders pre-
emptive/preferential rights; any other terms and
conditions for the issues

PROPOSAL #18.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDIA PRIMA BHD, PETALING, SELANGOR
  TICKER:                N/A             CUSIP:     Y5946D100
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the statutory                              ISSUER          YES          FOR               FOR
financial statements for the FYE 31 DEC 2008 and the
reports of the Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Mr. Shahril Ridza Ridzuan as a                      ISSUER          YES          FOR               FOR
 Director, who retire in accordance with Articles 101
 and 102 of the Company's Articles of Association

PROPOSAL #3.: Re-elect Dato' Hj Kamarulzaman Hj                            ISSUER          YES          FOR               FOR
Zainal as a Director, who retire in accordance with
Articles 101 and 102 of the Company's Articles of

PROPOSAL #4.: Re-elect Mr. Tan Sri Mohamed Jawhar as                       ISSUER          YES          FOR               FOR
a Director, who retire in accordance with Articles
101 and 102 of the Company's Articles of Associationc

PROPOSAL #5.: Re-elect Dato' Gumuri Hussain as a                           ISSUER          YES          FOR               FOR
Director, who will retire in accordance with Article
106 of the Company's Articles of Association

PROPOSAL #6.: Approve a final dividend of 6.7 sen per                      ISSUER          YES          FOR               FOR
 ordinary share less 25% income tax for the FYE 31
DEC 2008

PROPOSAL #7.: Approve the Directors' fees of MYR                           ISSUER          YES          FOR               FOR
290,123.00 for the FYE 31 DEC 2008

PROPOSAL #8.: Re-appoint Messrs                                            ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 and authorize the Directors to fix their remuneration

PROPOSAL #9.: Authorize the Company, subject always                        ISSUER          YES          FOR               FOR
to the Companies Act, 1965, the provisions of the
Memorandum and Articles of Association of the
Company, the Listing Requirements [Listing
Requirements] of Bursa Malaysia Securities Berhad
[Bursa Securities] and the approvals of all relevant
governmental and/or regulatory authorities [if any],
to the extent permitted by law, to purchase such
amount of ordinary shares of MYR 1.00 each in the
Company [Shares] as may be determined by the
Directors of the Company from time to time through
Bursa Securities upon such terms and conditions as
the Directors may deem fit and expedient in the
interest of the Company provided that: the aggregate
number of Shares purchased pursuant to this
Resolution does not exceed 10% of the total issued
and paid-up share capital of the Company subject to a
 restriction that the issued and paid-up share
capital of the Company does not fall below the
applicable minimum share capital requirement of the
Listing Requirements; an amount not exceeding the
Company's retained profit and/or the share premium
account at the time of the purchase[s] will be
allocated by the Company for the proposed share buy-
back; and authorize the Directors of the Company,
upon completion of the purchase by the Company of its
 own Shares, to deal with the Shares so purchased in
any of the specified manner: (a) cancel the Shares so
 purchased; (b) retain the Shares so purchased as
treasury shares and held by the Company; or (c)
retain part of the Shares so purchased as treasury
shares and cancel the remainder and to take all such
steps as are necessary or expedient [including
without limitation, the opening and maintaining of
central depository account[s] under the Securities
Industry [Central Depositories] Act, 1991, and the
entering into of all other agreements, arrangements
and guarantee with any party or parties] to
implement, finalize and give full effect to the
aforesaid purchase with full powers to assent to any
conditions, modifications, revaluations, variations
and/or amendments [if any] as may be imposed by the
relevant authorities and with the fullest power to do
 all such acts and things thereafter [including
without limitation, the cancellation or retention as
treasury shares of all or any part of the repurchased
 Shares] in accordance with the Companies Act, 1965,
the provisions of the Memorandum and Articles of
Association of the Company and the requirements
and/or guidelines of Bursa Securities and all other
relevant governmental and/or regulatory authorities;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEDION AG, ESSEN
  TICKER:                N/A             CUSIP:     D12144107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 30,724,994.33 as follows:
 payment of a dividend of EUR 0.15 per no-par share
EUR 24,043,255.13 shall be carried forward ex-
dividend and payable date: 18 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Renewal of authorization to acquire own                      ISSUER          NO           N/A               N/A
 shares the Company shall be authorized to acquire
own shares of up to 10% of its share capital through
the stock exchange or by way of a public repurchase
offer to all shareholders, at prices not deviating
more than 10% from the market price of the shares, on
 or before 12 NOV 2010, the Board of Managing
Directors shall be authorized to dispose of the
shares in a manner other than the stock exchange or a
 rights offering if the shares are sold at a price
not materially below their market price, to use the
shares for acquisition purposes and as part of the
bonus for executives of the Company, and to retire
the shares, the existing authorization to acquire own
 shares shall be revoked when the above authorization

PROPOSAL #6.: Approval of the use of derivatives[call                      ISSUER          NO           N/A               N/A
 and put options] for the purpose of acquiring own
shares as per item 5 of the agenda

PROPOSAL #7.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
existing contingent capital and the correspondent
amendment to the Articles of Association: A) the
contingent capital as per section 3[5] shall be
revoked; B) section 3[5] shall be deleted, the
existing articles of section 3 shall be renumbered
accordingly

PROPOSAL #8.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY and the review of the 2009 half-year interim
financial statements: Maerkische revision GMBH, Essen

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEETIC, BOULOGNE BILLANCOURT
  TICKER:                N/A             CUSIP:     F8224F111
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and of the Statutory Auditors and grant
discharge to the Board Members for the execution of
their mandate for the 2008 FY

PROPOSAL #O.2: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.3: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.4: Approve the distribution of the net                         ISSUER          YES          FOR               FOR
loss for the 2008 FY

PROPOSAL #O.5: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in Article L.225-38 of the Commercial Code

PROPOSAL #O.6: Approve to renew the mandate of Mr.                         ISSUER          YES          FOR               FOR
Marc Simoncini's as the Board Member

PROPOSAL #O.7: Approve to renew MDP SAS Company's                          ISSUER          YES          FOR               FOR
mandate as the Board Member

PROPOSAL #O.8: Appoint Mr. Gregory R. Blatt as a                           ISSUER          YES          FOR               FOR
Board Member

PROPOSAL #O.9: Appoint Mr. Michael Presz as a Board                        ISSUER          YES          FOR               FOR
Member

PROPOSAL #O.10: Appoint Mr. Marc-Louis Landeau as an                       ISSUER          YES          FOR               FOR
Independent Board Member

PROPOSAL #O.11: Appoint Mr. Benoist Grossmann as an                        ISSUER          YES          FOR               FOR
Independent Board Member

PROPOSAL #O.12: Approve the attendance allowances                          ISSUER          YES          FOR               FOR

PROPOSAL #O.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
operate on the Company's shares

PROPOSAL #E.14: Amend the Company's Statues                                ISSUER          YES          FOR               FOR

PROPOSAL #E.15: Approve the contribution in kind by                        ISSUER          YES          FOR               FOR
the Match.com Pegasus Limited Company for the benefit
 of the Company of a Match.com International Limited
Company's share, the assessment was made, of the
treaty provision related to the remuneration of the
contribution, of the corresponding increase of the
share capital and the powers delegated to the Board
of Directors in order to record the final input and
modified accordingly to the Company's share capital

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of shares
acquired under a repurchase program

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue, with maintenance of preferential subscription
rights of shareholders, shares or any securities
giving access to capital or debt securities

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue, with cancellation of preferential subscription
 rights of shareholders, shares or any securities
giving access to capital or debt securities

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
fix the issue price of shares or any securities
giving access to capital in case of cancellation of
preferential subscription rights of shareholders,
within the annual limit of 10% of the capital

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
proceed with the issue of cancellation of
preferential subscription rights of shareholders of
shares or any securities giving access to capital or
debt securities as part of an offer addressed only to
 qualified investors or a limited group of investors
acting for their own account

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase capital by issuing shares or any securities
providing access to capital in order to remunerate
contributions in kind of securities as part of an
exchange public offer

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by issuing common shares or any
securities giving access to capital in order to
remunerate contributions in kind of securities
outside the context of an exchange public offer

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by incorporation of reserves

PROPOSAL #E.24: Approve the possibility of increasing                      ISSUER          YES        AGAINST           AGAINST
 the amount of issues in case of excess demand

PROPOSAL #E.25: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out 1 or more share capital increases reserved
for Members of a Company Savings Plan, with
cancellation of preferential subscription rights of
shareholders under the permanent obligation referred
to in Article L. 225-129-6 Paragraph 1 of the
Commercial Code

PROPOSAL #E.26: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out 1 or more share capital increases reserved
for members of a Company Savings Plan, with
cancellation of preferential subscription rights of
shareholders under the periodically obligation
referred to in Article L. 225-129-6 Paragraph 2 of
the Commercial Code

PROPOSAL #E.27: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out the allocation of free shares reserved for
Managers and employees of the Company

PROPOSAL #E.28: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
decide on 1 or more allocations of subscription
options or purchase of shares

PROPOSAL #E.29: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
use delegations and current authorizations to
increase the share capital in the period of public
offer relating to the Company's securities

PROPOSAL #O.30: Grant powers for the formalities                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEGGITT PLC
  TICKER:                N/A             CUSIP:     G59640105
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
for the FYE 31 DEC 2008, together with the reports of
 the Directors and the Auditors thereon, [the annual
reports and accounts]

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR
contained in the annual report and the accounts

PROPOSAL #3.: Approve the recommendation of the                            ISSUER          YES          FOR               FOR
Directors as to a final dividend for the YE 31 DEC
2008 of 5.75 pence for each ordinary share in the
Company and, if thought fit, declare a dividend
accordingly

PROPOSAL #4.: Re-elect Mr. Peter Hill as a Director                        ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in accordance
 with Article 74 of the Company's Articles of
Association

PROPOSAL #5.: Re-elect Mr. Stephen Young as a                              ISSUER          YES          FOR               FOR
Director of the Company, who retires by rotation in
accordance with Article 74 of the Company's Articles
of Association

PROPOSAL #6.: Re-elect Mr. Philip Green as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in
accordance with Article 74 of the Company's Articles
of Association

PROPOSAL #7.: Re-elect Sir Alan Cox as a Director of                       ISSUER          YES          FOR               FOR
the Company, who retires in compliance with Article
7.2 of the combined code on corporate governance

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company to hold office from
the conclusion of this meeting until the conclusion
of the next meeting at which accounts are laid before
 the Company

PROPOSAL #9.: Authorize the Directors to set the fees                      ISSUER          YES          FOR               FOR
 paid to the Auditors

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 44,250,000 to
GBP 60,000,000 by the creation of an additional
315,000,000 ordinary shares of 5 pence each in the
Company

PROPOSAL #11.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all existing authorities, to allot
relevant securities[ in the Companies Act 1985] up to
 an aggregate nominal amount of GBP 11,093,390 and
relevant securities comprising equity securities [in
the Companies Act 1985] up to an aggregate nominal
amount of GBP 22,186,780 [such amount to be reduced
by the aggregate nominal amount of relevant
securities issued under paragraph [A] of this
resolution 11] in connection with an offer by way of
a right issue[Authority expires until the end of the
Company's next AGM of this resolution or on 30 JUN
2010] and the Directors may allot equity securities
under any such offer or agreement as if power had not

PROPOSAL #S.12: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for all existing powers and subject to
the passing of Resolution 11 to allot equity
securities[ in the Companies Act 1985] for cash
pursuant to the authority granted by Resolution 11
and/or where the allotment constitutes an allotment
of equity securities by virtue of Section 94[3A] of
the Companies Act 1985, in case free of the
restriction in Section 89[1] of the Companies Act
1985, such power to be limited: to the allotment of
equity securities [but in the case of an allotment
pursuant to the authority granted by paragraph [A] of
 resolution 11, such power be limited to the
allotment of equity securities in connection with an
offer by way of a rights to the allotment of equity
securities pursuant to the authority granted by
Paragraph [A] of Resolution 11 and/or an allotment
which constitutes an allotment of equity securities
by virtue of Section 94[3A] of the Companies Act 1985
 [in each case otherwise Resolution 12 up to a
nominal amount of GBP 1,664,009 [Authority expires
until the Company's next AGM or on 30 JUN 2010] and
the Directors may allot equity securities under any
such offer or agreement as if power had not expired

PROPOSAL #13.: Authorize the Company, for the purpose                      ISSUER          YES          FOR               FOR
 of Section 366 of the Companies Act 2006 to, make
political donations to political parities or
independent election candidates [as such terms are
defined in Section 363 and 364 of the Companies Act
2006], not exceeding GBP 20,000 in aggregate; make
political donations to political organization other
than political parties [as such terms are defined in
Section 363 and 366 of the Companies Act 2006], not
exceeding GBP 20,000 and to incur political
expenditure [as such terms are defined in Section 365
 of the Companies Act 2006] not exceeding GBP 20,000
in aggregate [Authority expires the earlier of the
conclusion of the next AGM of the Company or 12
months after the date of the passing of this
resolution] provided that the maximum amounts
preferred in this resolution and may comprise sums in
 different currencies which shall be converted at
such rate as the Board may in its absolute discretion
 determined to be appropriate

PROPOSAL #S.14: Approve, a general meeting other than                      ISSUER          YES          FOR               FOR
 an AGM may be called on not less than 14 clear days
notice

PROPOSAL #15.: Amend the Part B of the Meggitt                             ISSUER          YES          FOR               FOR
Executive Share Option Scheme 2005 [the ESOS] as
specified in the proposed new rules of the ESOS
produced to the meeting as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MEKONOMEN AB, SOGELTORP
  TICKER:                N/A             CUSIP:     W5615X116
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect Mr. Fredrik Persson as the                             ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Approve the voting list                                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the agenda of AGM                                    ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the persons approving minutes                          ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve to determine of whether the                          ISSUER          NO           N/A               N/A
meeting has been duly convened

PROPOSAL #7.: Receive the annual accounts and the                          ISSUER          NO           N/A               N/A
Auditors' report as well as the consolidated accounts
 and the Auditors' report on the consolidated accounts

PROPOSAL #8.: Approve the address by the Managing                          ISSUER          NO           N/A               N/A
Director

PROPOSAL #9.: Approve the questions from the                               ISSUER          NO           N/A               N/A
shareholders

PROPOSAL #10.A: Adopt the profit and loss account and                      ISSUER          YES          FOR               FOR
 the balance sheet, the consolidated profit and loss
account and the consolidated balance sheet

PROPOSAL #10.B: Approve the allocation of the profit                       ISSUER          YES          FOR               FOR
in accordance with approved balance sheet

PROPOSAL #10.C: Grant discharge from liability of the                      ISSUER          YES          FOR               FOR
 members of the Board of Directors and the Managing
Director

PROPOSAL #11.: Approve that the number Members of the                      ISSUER          YES          FOR               FOR
 Board of Directors shall be 7 without Deputy Director

PROPOSAL #12.: Approve that the total fees to be paid                      ISSUER          YES          FOR               FOR
 to the Board be SEK 1,360,000, of which the Chairman
 shall receive SEK 320,000, the Vice Chairman SEK
240,000 and each of the remaining Members who are not
 employed by the Group be paid SEK 160,000

PROPOSAL #13.: Re-elect Messrs. Antonia Axson                              ISSUER          YES          FOR               FOR
Johnson, Anders G Carlberg, Fredrik Persson, Helena
Skantorp, Kenny Brack, Marcus Storch, and Wolff Huber
 as the Board Members

PROPOSAL #14.: Elect Mr. Fredrik Persson as the                            ISSUER          YES          FOR               FOR
Chairman of the Board

PROPOSAL #15.: Appoint the Nomination Committee                            ISSUER          YES          FOR               FOR

PROPOSAL #16.: Adopt the specified principles for                          ISSUER          YES          FOR               FOR
salaries and other remuneration of the Company
Management

PROPOSAL #17.: Approve the Employees acquisition of                        ISSUER          YES          FOR               FOR
shares in subsidiaries as specified

PROPOSAL #18.: Other items                                                 ISSUER          NO           N/A               N/A

PROPOSAL #19.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MELROSE PLC, LONDON
  TICKER:                N/A             CUSIP:     G5973B126
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the purchase of the 2007                            ISSUER          YES          FOR               FOR
Incentive Shares by the Company and the
reclassification of the 2007 Incentive Shares as 2009
 Incentive Shares

PROPOSAL #S.2: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association

PROPOSAL #S.3: Authorize the Directors to allot 2009                       ISSUER          YES          FOR               FOR
Incentive Shares without application of pre-emption
rights

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MELROSE PLC, LONDON
  TICKER:                N/A             CUSIP:     G5973B126
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and financial                      ISSUER          YES        AGAINST           AGAINST
 statements for the YE 31 DEC 2008

PROPOSAL #2.: Approve the 2008 remuneration report                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Declare the final dividend for the YE                        ISSUER          YES          FOR               FOR
31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Christopher Miller as a                         ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #5.: Re-elect Mr. Geoffrey Martin as a                            ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #6.: Re-elect Mr. Miles Templeman as a                            ISSUER          YES        ABSTAIN           AGAINST
Director

PROPOSAL #7.: Elect Mr. Perry Crosthwaite as a                             ISSUER          YES        ABSTAIN           AGAINST
Director
PROPOSAL #8.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES        AGAINST           AGAINST
 Auditors and authorize the Directors to set the
Auditors remuneration

PROPOSAL #S.9: Approve the calling of a general                            ISSUER          YES          FOR               FOR
meeting other than an AGM on not less than 14 clear
days notice

PROPOSAL #10.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital

PROPOSAL #11.: Approve to renew the authority given                        ISSUER          YES          FOR               FOR
to the Directors to allot shares

PROPOSAL #S.12: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
equity securities without application of pre-emption
rights

PROPOSAL #S.13: Grant authority for the market                             ISSUER          YES          FOR               FOR
purchases of shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MELROSE RES PLC
  TICKER:                N/A             CUSIP:     G5973C108
  MEETING DATE:          6/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report, the                           ISSUER          YES          FOR               FOR
Auditors' report and the Company's accounts for the
YE 31 DEC 2008

PROPOSAL #2.: Approve the final dividend for the FYE                       ISSUER          YES          FOR               FOR
31 DEC 2008 of 1.6 pence per ordinary share; an
interim dividend of 1.2 pence per ordinary share was
paid to qualifying shareholders on 17 OCT 2008; if
approved, the total dividend for the FYE 31 DEC 2008
will be 2.8 pence per ordinary share and the final
dividend will be paid to qualifying shareholders on
26 JUN 2009 to shareholders on the register of
Members at the close of business on 12 JUN 2009

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Company's Auditors and authorize the Directors to
agree the fees of the Auditors

PROPOSAL #5.: Re-elect Mr. Robert Adair as an                              ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #6.: Re-elect Mr. William Wyatt as an Non-                        ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #7.: Re-elect Mr. Anthony Richmond-Watson as                      ISSUER          YES          FOR               FOR
 an Non-Executive Director of the Company

PROPOSAL #8.: Elect Mr. Ahmed Kebaili as a Non-                            ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #9.: Elect Mr. Alan Parsley as a Non-                             ISSUER          YES          FOR               FOR
Executive Director of the Company

PROPOSAL #10.: Elect Ms. Diane Fraser as an Executive                      ISSUER          YES          FOR               FOR
 Director of the Company

PROPOSAL #11.: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Section 366 of the Companies Act 2006 [the 2006
Act], and all Companies which are subsidiaries of the
 Company at any time during the period which this
resolution has effect to: i) make political donations
 [as defined in Section 364 of the 2006 Act] to
political parties [as defined in Section 363 of the
2006 Act], not exceeding GBP 50,000 in total; ii)
make political donations [Section 364 of the 2006
Act] to political organizations other than political
parties [as defined in Section 363 of the 2006 Act],
not exceeding GBP 50,000 in total; and iii) incur
political expenditure [as defined in Section 365 of
the 2006 Act] not exceeding GBP 50,000 in total;
[Authority expires in each case during the period
beginning with the date of the passing of this
resolution and ending at the conclusion of the next
AGM of the Company]; in any event, the aggregate of
political donations and political expenditure made or
 incurred by the Company and its subsidiaries
pursuant to this resolution shall not exceed GBP

PROPOSAL #12.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to allot relevant securities [Section 80 of
the Companies Act 1985 [the 1985 Act]: i) up to a
total nominal amount of GBP 3,669,563; and ii)
comprising equity securities [Section 94 of the 1985
Act] up to a nominal amount of GBP 7,339,126 [after
deducting from such amount any relevant securities
allotted under this Resolution] in connection with an
 offer only by way of a rights issue [as defined in
the Listing Rules of the United Kingdom Listing
Authority], such offer being made to ordinary
shareholders in proportion [as nearly as may be
practicable] to their existing holdings, but subject
to such exclusions or other arrangements as the Board
 may deem necessary or expedient in relation to
treasury shares, fractional entitlements, record
dates, legal or practical problems in or under the
laws of any territory or the requirements of any
regulatory body or stock exchange, and such
authorities shall replace any existing authority and
will last until the Company's next AGM in 2010 unless
 it is cancelled, changed or renewed before then in

PROPOSAL #S.13: Authorize the Directors, to allot                          ISSUER          YES          FOR               FOR
equity securities [Section 94 of the 1985 Act] for
cash pursuant to the authority referred to in
Resolution 12, as if section 89(1) of the 1985 Act
did not apply to such allotment, provided that this
power is limited to: i) the allotment of equity
securities in connection with an offer of such
securities [but in the case of the authority granted
under Resolution 12, by way of rights issue only] to
ordinary shareholders in proportion [as nearly as may
 be practicable] to their existing holdings but
subject to such exclusions or other arrangements as
the Board may deem necessary or expedient in relation
 to treasury shares, fractional entitlements, record
dates, legal or practical problems in or under the
laws of any territory or the requirements of any
regulatory body or stock exchange; and ii) in the
case of the authority granted under of Resolution 12,
 the allotment of equity securities [otherwise than
as in this Resolution] up to an aggregate nominal
value of GBP 550,434 being 5,504,344 ordinary shares
of 10 pence each; this power will replace any
existing power and will remain in force until the
Company's next AGM in 2010 unless it is cancelled,
changed or renewed before then in general meeting

PROPOSAL #S.14: Amend the Articles of Association by                       ISSUER          YES          FOR               FOR
deleting the word Auditor from the second line of
Article 149

PROPOSAL #S.15: Approve to retain the normal 14 day                        ISSUER          YES          FOR               FOR
notice period for general meetings [other than the
AGM] following the implementation of the EU
Shareholder Rights Directive [Directive] into UK law,
 such authority to last until the Company's next AGM
in 2010

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCATOR MINERALS LTD
  TICKER:                N/A             CUSIP:     587582107
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Directors at 7

PROPOSAL #2.1: Elect Mr. Michael L. Surratt as a                           ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #2.2: Elect Mr. Raymond R. Lee as a Director                      ISSUER          YES        ABSTAIN           AGAINST
 for the ensuing year

PROPOSAL #2.3: Elect Mr. Michael D. Lindeman as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.4: Elect Mr. Stephen P. Quin as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.5: Elect Mr. Robert J. Quinn as a                              ISSUER          YES        ABSTAIN           AGAINST
Director for the ensuing year

PROPOSAL #2.6: Elect Mr. Gavin Thomas as a Director                        ISSUER          YES        ABSTAIN           AGAINST
for the ensuing year

PROPOSAL #2.7: Elect Mr. Ronald E. Vankoughnett as a                       ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #3.: Appoint BDO Dunwoody LLP, Chartered                          ISSUER          YES          FOR               FOR
Accountants, as the Auditor of the Company for
ensuing FY and authorize the Directors to set the
Auditor's remuneration

PROPOSAL #S.4: Amend the Articles of Association and                       ISSUER          YES        AGAINST           AGAINST
authorize the share structure of the Company as
specified

PROPOSAL #5.: Transact such other business                                 ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCHANTS TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G59976103
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial                       ISSUER          YES          FOR               FOR
report

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. H. A. Stevenson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-elect Mr. R. A. Barfield as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.9: Approve to disapply the pre-emption                         ISSUER          YES        AGAINST           AGAINST
rights

PROPOSAL #S.10: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of ordinary shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCIALYS, PARIS
  TICKER:                N/A             CUSIP:     F61573105
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the Distribution of profits                         ISSUER          YES          FOR               FOR
and determination of the dividend

PROPOSAL #O.4: Approve the special report of the                           ISSUER          YES          FOR               FOR
Statutory Auditors on the regulated agreements
referred to in Article L.225-38 of the Commercial
Code and agreements identified there in

PROPOSAL #O.5: Approve the option for payment of the                       ISSUER          YES          FOR               FOR
dividend in shares

PROPOSAL #O.6: Approve the payment on account                              ISSUER          YES          FOR               FOR
dividend in shares

PROPOSAL #O.7: Grant authority to purchase by the                          ISSUER          YES        AGAINST           AGAINST
Company of its own shares

PROPOSAL #E.8: Approve the contribution by the                             ISSUER          YES          FOR               FOR
Immobiliere Groupe Casino Company of property rights
and properties in favor of the Company, evaluation
and remuneration

PROPOSAL #E.9: Approve the corresponding increase of                       ISSUER          YES          FOR               FOR
the share capital by issuing 1,449,915 new shares in
payment of contributions in nature and approval of
the premium contribution related to the amount of EUR
 32,623,085

PROPOSAL #E.10: Approve the contribution by the                            ISSUER          YES          FOR               FOR
Immobiliere Groupe Casino Company of property rights
and properties in the cities of Angouleme-Champniers,
 Beziers, Boe, Fontaine-les-Dijon, La Ricamarie,
Amilly-Montargis, Montauban, Narbonne, Marseille La
Valentine 1 & 2 and Arles to the benefit of the
Company, evaluation and remuneration

PROPOSAL #E.11: Approve the share capital through the                      ISSUER          YES          FOR               FOR
 issue of 2,117,106 new shares in payment of
contributions in nature and the premium contribution
related to the amount of EUR 47,634,894

PROPOSAL #E.12: Approve the contribution by the                            ISSUER          YES          FOR               FOR
Immobiliere Groupe Casino Company of 5 property
assets to use as hypermarket or supermarket located
in the cities of Paris and Marseille for the benefit
of the Company, evaluation and remuneration

PROPOSAL #E.13: Approve the share capital of an                            ISSUER          YES          FOR               FOR
amount of EUR 5,273,191 through the issue of
5,273,191 new shares in payment of contributions in
nature and the premium contribution pertaining to of
an amount of EUR 118,646,809

PROPOSAL #E.14: Approve the contribution by the 2                          ISSUER          YES          FOR               FOR
Chafar Company of properties and property rights
located in the city of Besan on in favor of the
Company, evaluation and remuneration

PROPOSAL #E.15: Approve the corresponding increase in                      ISSUER          YES          FOR               FOR
 the share capital of an amount of EUR 557,148 by
issuing 557,148 new shares in payment of
contributions in nature and approval of the premium
contribution related to the amount of EUR 12,535,852

PROPOSAL #E.16: Approve the contribution by the                            ISSUER          YES          FOR               FOR
Plouescadis Company of all minus one of the shares
comprising the share capital of each of the following
 Companies: SNC Agout, SNC Chantecouriol, SNC
Dentelle, SNC Geante Periaz and SNC Vendolonne for
the benefit of the Company, evaluation and

PROPOSAL #E.17: Approve the corresponding increase of                      ISSUER          YES          FOR               FOR
 the share capital of EUR 2,814,979 through the issue
 of 2,814,979 new shares in payment of contributions
in nature and approval of the premium contribution
related to the amount of EUR 42,417, 440

PROPOSAL #E.18: Approve the contribution by the                            ISSUER          YES          FOR               FOR
Plouescadis Company of the entire share capital of
the Salins SAS Company in favor of the Company,
evaluation and remuneration

PROPOSAL #E.19: Approve the share capital of an                            ISSUER          YES          FOR               FOR
amount of EUR 465, 574 by issuing 465, 574 new shares
 in payment of contributions in nature and approval
of the premium contribution related to the amount of
EUR 10,033,708

PROPOSAL #E.20: Approve the contribution by the                            ISSUER          YES          FOR               FOR
Sodexmar Company of all minus one of the shares
composing the share capital of the SCI Timur,
evaluation and remuneration

PROPOSAL #E.21: Approve the share capital of EUR                           ISSUER          YES          FOR               FOR
1,513,787 by issuing 1,513,787 new shares in payment
of contributions in nature and approval of the
premium contribution related to the amount of EUR

PROPOSAL #E.22: Approve the determination of the                           ISSUER          YES          FOR               FOR
final input and the corresponding capital increase of
 the overall cap amount of EUR 14,191,700 by issuing
14,191,700 new shares in exchange for the above
contributions, and the premium contribution for a
total EUR 297,952,001, and amend the Article 6 of the
 statutes

PROPOSAL #E.23: Approve the harmonization of the                           ISSUER          YES          FOR               FOR
statutes with the agreements referred to in Act 2008-
776 of 04 AUG 2008

PROPOSAL #E.24: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or securities giving the right to
allocate new or existing shares of the Company or of
debt securities, with maintenance of preferential
subscription rights

PROPOSAL #E.25: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or securities giving the right to
allocate new or existing shares of the Company or of
debt securities, with cancellation of preferential
subscription rights

PROPOSAL #E.26: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
fix the issue price achieved without preferential
subscription rights under the terms determined by the
 General Assembly, under Article L.225-136 of the
Commercial Code

PROPOSAL #E.27: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the amount of the initial issue in the
context of capital increases performed with or
without preferential subscription rights

PROPOSAL #E.28: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by incorporation of reserves,
profits, premiums or other amounts which
capitalization is allowed

PROPOSAL #E.29: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
within the limit of 10% of the Company' s capital, to
 issue shares or securities giving access to capital
in order to remunerate contributions in kind made to
the Company, of equity securities or securities
giving access to capital

PROPOSAL #E.30: Approve the Global limitation of                           ISSUER          YES          FOR               FOR
financial authorities conferred upon the Board of
Directors

PROPOSAL #E.31: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or securities giving access to capital
in case of public offer implemented by Mercialys on
securities of another Company listed with
cancellation of preferential subscription rights

PROPOSAL #E.32: Authorize to issue, by any Company                         ISSUER          YES        AGAINST           AGAINST
which holds more than 50% of the capital of the
Mercialys Company, securities of the issuer giving
right to allocate existing shares of the Company

PROPOSAL #E.33: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital or treasury shares for the benefit
of employees

PROPOSAL #E.34: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERCURIES AND ASSOCIATES LTD
  TICKER:                N/A             CUSIP:     Y6017H103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The procedures of transferring buyback                      ISSUER          NO           N/A               N/A
 treasury stocks to employees

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Elect the Directors and the Supervisors                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MERIDA INDUSTRY CO LTD
  TICKER:                N/A             CUSIP:     Y6020B101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 150
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
the election of the Directors and the Supervisors

PROPOSAL #B.7: Elect the Directors and the Supervisors                     ISSUER          YES          FOR               FOR

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES        AGAINST           AGAINST
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES          FOR             AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METALL ZUG AG, ZUG
  TICKER:                N/A             CUSIP:     H5386Y118
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METALL ZUG AG, ZUG
  TICKER:                N/A             CUSIP:     H5386Y118
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the business report with annual                      ISSUER          YES          FOR               FOR
 report, annual accounts and accounts of the Group
2008, as well as reports of the Auditors

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit 2008

PROPOSAL #3.: Grant discharge to the Board of                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #4.: Elect Ernst & Young AG, Zug, as the                          ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #5.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                METKA SA
  TICKER:                N/A             CUSIP:     X5328R165
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          NO           N/A               N/A
statements and the consolidated ones for 2008 along
with the Board of Director's and the Chartered
Auditors' reports

PROPOSAL #2.: Approve the disposal of profits for 2008                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the dismissal of the Board of                        ISSUER          NO           N/A               N/A
Directors and the Auditors from every compensational
responsibility for 2008

PROPOSAL #4.: Elect the ordinary and substitute                            ISSUER          NO           N/A               N/A
Chartered Auditor for the current use and approve to
determine their remuneration

PROPOSAL #5.: Approve the Board of Director's                              ISSUER          NO           N/A               N/A
salaries and determination of their remuneration
according to Law 2190/1920

PROPOSAL #6.: Approve the announcement of the                              ISSUER          NO           N/A               N/A
election of the Board of Directors Members in
replacement of the resigned ones

PROPOSAL #7.: Elect the Auditor Committee's Members                        ISSUER          NO           N/A               N/A
according to Law 3693/2008

PROPOSAL #8.: Various issues and announcements                             ISSUER          NO           N/A               N/A

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  ISSUER:                MICHAEL PAGE INTERNATIONAL PLC, LONDON
  TICKER:                N/A             CUSIP:     G68694119
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the final dividend of 5.12                           ISSUER          YES          FOR               FOR
Pence per ordinary share

PROPOSAL #3.: Re-elect Mr. Stephen Puckett as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Re-elect Mr. Hubert Reid as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Deloitte LLP as Auditors and                      ISSUER          YES          FOR               FOR
 authorize Audit Committee to fix their remuneration

PROPOSAL #7.: Authorize the Company and its                                ISSUER          YES          FOR               FOR
subsidiaries to make EU Political Donations to
Political Parties or Independent Election Candidates
up to GBP 25,000, to Political Organization other
than political parties up to GBP 25,000 and Incur EU
Political Expenditure up to GBP 2

PROPOSAL #8.: Grant authority to issue equity or                           ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights
under a general authority up to aggregate nominal
amount of GBP 1,062,637 and an additional amount
pursuant to a rights issue of up to GBP 1,062,637

PROPOSAL #9.: Grant authority to issue equity or                           ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 161,006

PROPOSAL #10.: Grant authority 48,269,495 ordinary                         ISSUER          YES          FOR               FOR
shares for market purchase

PROPOSAL #11.: Adopt new Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve that a general meeting other                        ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIDLAND HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G4491W100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Ms. Tang Mei Lai, Metty as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.2: Re-elect Mr. Wong Kam Hong as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.3: Re-elect Ms. I.P. Kit Yee, Kitty as a                       ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #3.4: Re-elect Mr. Koo Fook Sun, Louis as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.5: Re-elect Mr. Sun Tak Chiu as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.6: Re-elect Mr. Wang Ching Miao, Wilson                        ISSUER          YES          FOR               FOR
as a Director of the Company

PROPOSAL #3.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors and authorize
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 to allot, issue and deal with additional shares in
the capital of the Company and to make or grant
offers, agreements and options [including warrants,
bonds, debentures and other securities which carry
rights subscribe for or are convertible into shares
of the Company]; during the relevant period, not
exceeding the aggregate of 20% of the aggregate
nominal amount of the issued share capital of the
Company otherwise than pursuant to i) a rights issue;
 ii) the exercise of rights of subscription or
conversion rights under the terms of any warrants,
bonds, debentures, notes and securities; iii) the
exercise of options or similar arrangement for the
time being adopted for the grant or issue to eligible
 persons prescribed thereunder of shares or rights to
 acquire shares in the Company; iv) any scrip
dividend or similar arrangement providing for the
allotment of shares in lieu of the whole or part of a
 dividend on shares of the Company in accordance with
 the Bye-Laws of the Company, shall not exceed 20% of
 the aggregate nominal amount of the issued share
capital of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Companies of Bermuda or the Bye-Laws to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase the shares in the capital of the
Company, on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or any other stock exchange on
which the shares of the Company may be listed and
recognized by the Securities and Futures Commission
of Hong Kong and the Stock Exchange for this purpose,
 subject to and in accordance with all applicable
laws and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange or any
other stock exchange, not exceeding 10% of the
aggregate nominal amount of the issued share capital
of the Company; [Authority expires the earlier of the
 conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Companies of Bermuda
or the Bye-Laws to be held]

PROPOSAL #7.: Approve, subject to the passing of the                       ISSUER          YES        AGAINST           AGAINST
Resolutions 5 and 6 set out in the notice of this
meeting, the aggregate nominal amount of shares which
 are to be repurchased by the Company pursuant to the
 authority granted to the Directors of the Company as
 mentioned in Resolution 6 set out in the notice of
this meeting shall be added to the aggregate nominal
amount of share capital that may be allotted or
agreed to be allotted by the Directors of the Company
 pursuant to Resolution 5 set out in the notice of
this meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIDLAND HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G4491W100
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the service contract dated 06                        ISSUER          YES        AGAINST           AGAINST
APR 2009 between Mr. Wong Kin Yip, Freddie and the
Company [the Service Contract], a copy of the same
having been produced at the meeting marked A and
signed by the Chairman of the meeting for
identification purposes, be and unconditionally,
confirmed and ratified and authorize the Directors of
 the Company to do such acts and execute such other
documents as they may consider necessary, desirable
or expedient to carry out or give effect to the
provisions of the Service Contract

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MILANO ASSICURAZIONI SPA, MILANO
  TICKER:                N/A             CUSIP:     T28224102
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve, the balance sheet as of 31                         ISSUER          NO           N/A               N/A
DEC 2008; Board of Directors report on Management;
Board of Auditors report in compliance with Article
153 of the Law Decree N 58 1998 and Auditing Company
report; related and consequential resolutions

PROPOSAL #O.2: Authorize the Company to stipulate a                        ISSUER          NO           N/A               N/A
third parties liability insurance for Corporate Bodies

PROPOSAL #O.3: Approve the resolutions related to own                      ISSUER          NO           N/A               N/A
 shares in compliance with Article T.2357 and 2357
TER of the Civil Code

PROPOSAL #O.4: Approve the resolutions related to                          ISSUER          NO           N/A               N/A
Fondiaria Sai SPA shares in compliance with Article
2359 BIS of the Civil Code

PROPOSAL #O.5: Approve the resolutions related to                          ISSUER          NO           N/A               N/A
Premafin Finanziaria SPA Shares in compliance with
Article 2359 BIS of the Civil Code

PROPOSAL #E.1: Amend the Article 4 [introduction of                        ISSUER          NO           N/A               N/A
the reference related to the Membership to Fondiaria
Sai Company, in compliance with the regulation in
force] and Article 21 [limits to the plurality
offices foreseen by the Corporate By Laws]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MILLENNIUM & COPTHORNE HOTELS PLC, LONDON
  TICKER:                N/A             CUSIP:     G6124F107
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report for the YE 31                      ISSUER          YES          FOR               FOR
 DEC 2008

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Kwek Leng Peck as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Christopher Sneath as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Elect Mr. Richard Hartman as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the Auditor                     ISSUER          YES          FOR               FOR

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #9.: Approve to extend the provisions of the                      ISSUER          YES          FOR               FOR
 co-operation agreement enabling City Developments
Limited to maintain its percentage of shareholding in
 the Company

PROPOSAL #10.: Authorize the Directors to make                             ISSUER          YES          FOR               FOR
political donations in accordance with Provisions of
Companies Act 2006

PROPOSAL #11.: Approve to renew the Directors                              ISSUER          YES          FOR               FOR
authority to allot shares

PROPOSAL #12.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares in connection with a rights issue

PROPOSAL #S.13: Approve to renew the Directors                             ISSUER          YES          FOR               FOR
authority to disapply pre-emption rights over certain
 issues of shares

PROPOSAL #S.14: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
pre-emption rights in the events of a rights issue

PROPOSAL #S.15: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of ordinary shares of the Company

PROPOSAL #S.16: Authorize general meetings other than                      ISSUER          YES          FOR               FOR
 AGM to be held on 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MINARA RESOURCES LIMITED
  TICKER:                N/A             CUSIP:     Q6120A101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect Mr. Willy Strothotte as a                          ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's constitution

PROPOSAL #1.2: Re-elect Mr. John Morrison as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires in accordance
with Article 6.3 of the Company's constitution

PROPOSAL #2.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
Company and its controlled entities for the YE 31 DEC
 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MINGYUAN MEDICARE DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     G6179J103
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements                       ISSUER          YES          FOR               FOR
and reports of the Directors and the Auditors for the
 YE 31 DEC 2008

PROPOSAL #2.i: Re-elect Mr. Yang Zhen Hua as an Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.ii: Re-elect Mr. Ma Yong Wei as an Non-                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.iii: Re-elect Mr. Chien Hoe Yong, Henry                        ISSUER          YES          FOR               FOR
as an Executive Director

PROPOSAL #2.iv: Re-elect Dr. Lam Lee G. as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #2.v: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix remuneration of the Directors

PROPOSAL #3.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors for the ensuring year and authorize the
Board of Directors to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[Directors] to issue, allot and deal with additional
shares in the capital of the Company [Shares] and to
make or grant offers, agreements, options and rights
of exchange or conversion, during and after the
relevant period, not exceeding 20% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing this resolution,
otherwise than pursuant to: i) a right issue [as
specified]; ii) the exercise of rights of
subscription or conversion under the terms of any
warrants issued by the Company or any securities
including bonds and debentures which are into Shares;
 iii) any Option Scheme or similar arrangement for
the time being adopted for the grant or issue to the
grantees as specified in such scheme or similar
arrangement of shares or rights to acquires Shares;
or iv) any scrip dividend or similar arrangement
providing for the issue and allotment of shares in
lieu of the whole or part of a dividend on shares in
accordance with the Bye-Laws of the Company [as
amended from time to time]; [Authority expires the
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the Bye-
Laws of the Company or the Companies Act 1981 of
Bermuda [as amended from time to time] or any other

PROPOSAL #5.: Authorize the Directors to repurchase                        ISSUER          YES          FOR               FOR
issued shares on The Stock Exchange of Hong Kong
Limited [the Stock Exchange] or any other stock
exchange on which the Shares may be listed and
recognized by the Securities and Futures Commission
and the Stock Exchange for this purpose, subject to
and in accordance with all applicable laws, not
exceeding 10% of the aggregate nominal amount of the
issued share capital of the Company as at the date of
 passing this resolution; [Authority expires the
earlier at the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the Bye-
Laws of the Company or the Companies Act 1981 of
Bermuda [as amended from time to time] or any other
applicable laws to be held]

PROPOSAL #6.: Approve that, conditional on the                             ISSUER          YES        AGAINST           AGAINST
passing Resolutions 4 and 5, to add the aggregate
nominal amount of the shares in the capital of the
Company which are repurchased by the Company pursuant
 to and in accordance with Resolution 5, to the
aggregate nominal amount of the share capital of the
Company that may be allotted or agreed conditionally
or unconditionally to be allotted by the Directors
pursuant to and in accordance with Resolution 4

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MINMETALS RESOURCES LTD
  TICKER:                N/A             CUSIP:     Y6065U105
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors of the Company for the YE 31 DEC

PROPOSAL #2.A: Re-elect Mr. Xu Huizhong as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. Hao Chuanfu as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.C: Re-elect Mr. Ren Suotang as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.D: Re-elect Mr. Li Dongsheng as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.E: Re-elect Mr. Chan Wai Dune as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.F: Re-elect Mr. Ting Leung Huel, Stephen                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #2.G: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' remuneration

PROPOSAL #3.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors of the Company to fix their
remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong Limited
 as amended from time to time, to allot, issue and
deal with additional shares in the capital of the
Company and to make or grant offers, agreements and
options which would or might require the exercise of
such power and after the end of the relevant period;
approve the aggregate nominal amount of share capital
 allotted or agreed conditionally or unconditionally
to be allotted [whether pursuant to an option or
otherwise] by the Directors, otherwise than pursuant
to (i) a Rights Issue [as hereinafter defined] or
(ii) an issue of shares upon the exercise of the
subscription rights under any option scheme or
similar arrangement for the time being adopted for
the grant or issue to Officers and/or Employees of
the Company and/or any of its subsidiaries of shares
or rights to acquire shares of the Company or (iii)
the exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any securities which are convertible into shares
of the Company or (iv) any script dividend or similar
 arrangement providing for the allotment of shares in
 lieu of the whole or part of a dividend on shares of
 the Company pursuant to the Articles of Association
of the Company from time to time, shall not exceed 20
 % of the aggregate nominal amount of the share
capital of the Company in issue as at the date of
this resolution and the said approval shall be
limited accordingly; [Authority expires earlier at
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Hong Kong law or the
Articles of Association of the Company to be held]

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to repurchase securities of the Company on
The Stock Exchange of Hong Kong Limited or on any
other stock exchange on which the securities of the
Company may be listed and is recognized by the
Securities and Futures Commission and The Stock
Exchange of Hong Kong Limited for this purpose,
subject to and in accordance with all applicable laws
 and/or the requirements of the Rules Governing the
Listing of Securities on The Stock Exchange of Hong
Kong Limited or of any other stock exchange as
amended from time to time; approve the aggregate
nominal amount of securities of the Company
repurchased by the Company shall not exceed 10% of
the aggregate nominal amount of the share capital of
the Company in issue as at the date of this
resolution and the authority shall be limited
accordingly; [Authority expires earlier at the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by Hong Kong law or the

PROPOSAL #6.: Grant authority to the Directors to add                      ISSUER          YES        AGAINST           AGAINST
 the number of shares purchased by the Company
pursuant to the general mandate referred to in
Resolution No. 5 set out in this notice to the 20%
general mandate to issue new shares referred to in
Resolution No. 4 as specified

PROPOSAL #7.: Elect Mr. Li Fuli as a Non-Executive                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Elect Mr. Xu Jiqing as a Non-Executive                       ISSUER          YES        AGAINST           AGAINST
Director of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MINTH GROUP LTD, GEORGE TOWN
  TICKER:                N/A             CUSIP:     G6145U109
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 of the Company and the Auditors of the Company for
the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A: Re-elect Mr. Zhao Feng as an Executive                      ISSUER          YES        AGAINST           AGAINST
 Director of the Company

PROPOSAL #3.B: Re-elect Dr. Wang Ching as an                               ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #3.C: Re-elect Mr. Zhang Liren as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #3.D: Re-elect Mr. Wu Fred Fong as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director of the Company

PROPOSAL #4.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to determine the remuneration of the
Directors of the Company, and approve and ratify the
terms of appointment of each Mr. Zhao Feng, Dr. Wang
Ching, Mr. Zhang Liren and Mr. Wu Fred Fong

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Company's Auditors and authorize the Board of
Directors of the Company to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this Resolution, and pursuant to the
Rules Governing the Listing of Securities on the
Stock Exchange of Hong Kong Limited [Listing Rules],
of Minth Group Limited [Company] to allot, issue and
deal with the unissued shares of HKD 0.10 each in the
 capital of the Company and to make or grant offers,
agreements and options, including warrants to
subscribe for shares, to make grant offers,
agreements and options which might require the
exercise of such powers after the expiry of the
relevant period, the aggregate nominal amount of
share capital allotted and issued or agreed
conditionally or unconditionally to be allotted and
issued by the Directors of the Company pursuant to
the approval in this resolution, otherwise than
pursuant to i) a rights issue [as specified]; or ii)
the exercise of any options granted under the Share
Option Schemes of the Company adopted from time to
time in accordance with the Listing rules; or iii)
any scrip dividend or similar agreements providing
for the allotment and issue of shares in lieu of the
whole or part of it dividend on shares in accordance
with the Articles of association of the Company in
force from time to time; or iv) any issue of shares
upon the exercise of rights of subscription or
conversion under the terms of any warrants of the
Company or any securities which are convertible into
shares shall not exceed 20% of the aggregate nominal
amount of the share capital of the Company in issue
on the date of the passing of this resolution; and
[if the Directors of the Company are so authorized by
 a separate ordinary resolution of the shareholders
of the Company] the aggregate nominal amount of any
share capital of the Company purchased by the Company
 subsequent to the passing of this resolution [up to
a maximum equivalent to 10% of the aggregate nominal
amount of the share capital of the Company in issue
on the date of the passing of this resolution];
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
of Minth Group Limited [Company], subject to this
resolution, to purchase shares of HKD 0.10 each in
the capital of the Company on The Stock Exchange of
Hong Kong Limited [Stock Exchange], or any other
stock exchange on which the shares may be listed and
recognized by the Securities and Future Commission of
 Hong Kong and the Stock Exchange for such purpose,
and otherwise in accordance with the Rules and
Regulations of the Securities and Futures Commission
of Hong Kong, the Stock Exchange the Companies Law,
Chapter 22 [Law 3 of 1961, as consolidated and
revised] of the Cayman Islands and all other
applicable Laws in this regard, the aggregate nominal
 amount of shares which may be purchased or agreed to
 be purchased by the Company during the relevant
period shall not exceed 10% of the aggregate nominal
amount of the issued share capital of the Company as
at the date of the passing of this resolution;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the
Company or the applicable Law of the Cayman Islands

PROPOSAL #8.: Approve, conditional on the passing of                       ISSUER          YES        AGAINST           AGAINST
Resolutions 6 and 7, to extend the general mandate
granted to the Directors of Minth Group Limited
[Company] pursuant to Resolution 6 extended by the
addition of aggregate nominal amount of the shares
which may be allotted or agreed conditionally or
unconditionally to be allotted by the Directors of
the Company pursuant to or in accordance with such
general mandate of an amount representing the
aggregate nominal amount of the share capital of the
Company purchased or agreed to be purchased by the
Company pursuant to or in accordance with the
authority granted under Resolution 7

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIQUEL Y COSTAS Y MIQUEL SA, BARCELONA
  TICKER:                N/A             CUSIP:     E75370101
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial                                 ISSUER          YES          FOR               FOR
statements, the Management report of the Company and
of the consolidated group for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the examination of the                               ISSUER          YES          FOR               FOR
Management and actions of the Board of Directors
during the FYE on 31 DEC 2008

PROPOSAL #3.1: Elect Mr. Alvaro De La Serna Corral as                      ISSUER          YES        AGAINST           AGAINST
 the Director

PROPOSAL #3.2: Elect Mr. Javier Basanez Villaluenga                        ISSUER          YES        AGAINST           AGAINST
as the Director

PROPOSAL #4.: Re-elect PricewaterhouseCoopers as the                       ISSUER          YES          FOR               FOR
Auditors, SL as the External Auditors

PROPOSAL #5.: Approve the devolution to the                                ISSUER          YES          FOR               FOR
shareholders of EUR 0.15 per share with charge to the
 premium

PROPOSAL #6.: Approve the capital reduction                                ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #8.: Approve the delegation of powers                             ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MIRABELA NICKEL LTD
  TICKER:                N/A             CUSIP:     Q6188C106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, for the purposes of                      ISSUER          YES          FOR               FOR
 Listing Rule 7.4 and for all other purposes, the
issue of a total of 32,445,275 ordinary shares on or
about 17 APR 2009 to the persons and on the terms as
specified

PROPOSAL #2.: Approve, for the purposes of Listing                         ISSUER          YES          FOR               FOR
Rule 7.1 and for all other purposes, the issue of a
total of 750,000 unquoted options to acquire ordinary
 shares to West LB AG [or its nominees] on the terms
as specified

PROPOSAL #3.: Approve and ratify, for the purposes of                      ISSUER          YES          FOR               FOR
 the Listing Rule 7.4 and for all other purposes, the
 issue of total of 5,000,000 ordinary shares on or
about 18 MAY 2009 to the persons and on the terms as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MITAC TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y6084L102
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #1.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #1.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #2.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #2.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans and endorsement and guarantee

PROPOSAL #2.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #3.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MLP AG, WIESLOCH
  TICKER:                N/A             CUSIP:     D5388S105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements, the Group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the unappropriation of                         ISSUER          NO           N/A               N/A
the distribution profit of EUR 30,201,119.48 as
follows: payment of a dividend of EUR 0.28 per no-par
 share ex-dividend and payable date: 17 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors [a] for the                          ISSUER          NO           N/A               N/A
2009 FY: Ernst + Young AG, Stuttgart; [b] for the
2009 abbreviated accounts and the interim report:
Ernst + Young AG, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares,                         ISSUER          NO           N/A               N/A
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, at prices not
deviating more than 10% from the market price of the
shares, on or before 15 DEC 2010, the Board of
Managing Directors shall be authorized to retire the
shares

PROPOSAL #7.: Amendment to Section 3 of the Articles                       ISSUER          NO           N/A               N/A
of Association in respect of the Company being
authorized to transmit Company announcements to the
shareholders by electronic means of communication

PROPOSAL #8.: Amendment to Section 17[3] of the                            ISSUER          NO           N/A               N/A
Articles of Association in respect of proxy-voting
instructions being issued in writing or
electronically if they are not issued to a financial
institution, shareholders Association, or any other
representative as defined by Section 135 of the Stock

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MODERN TIMES GROUP AB
  TICKER:                N/A             CUSIP:     W56523116
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Martin Borresen,                             ISSUER          NO           N/A               N/A
Lawyer, as the Chairman of the AGM

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of 1or 2 persons to check and                       ISSUER          NO           N/A               N/A
verify the minutes

PROPOSAL #5.: Determination of whether the AGM has                         ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #6.: Receive the annual Report and Auditor's                      ISSUER          NO           N/A               N/A
 Report and the consolidated financial statements and
 the Auditor's report on the consolidated financial
statements

PROPOSAL #7.: Adopt the income statement and the                           ISSUER          YES          FOR               FOR
balance sheet and of the consolidated income
statement and the consolidated balance sheet

PROPOSAL #8.: Approve a dividend of SEK 5.00 per                           ISSUER          YES          FOR               FOR
share and that the record date is proposed to be
Friday 14 MAY 2009

PROPOSAL #9.: Grant discharge, from liability, to the                      ISSUER          YES          FOR               FOR
 Directors of the Board and the Chief Executive

PROPOSAL #10.: Approve that the Board of Directors                         ISSUER          YES          FOR               FOR
shall consist of 8 Members without Deputies

PROPOSAL #11.: Approve that the remuneration to the                        ISSUER          YES          FOR               FOR
Board of Directors for the period until the close of
the next AGM shall be the same remuneration per Board
 Member; due to an addition of another Board Member,
however, the total Board remuneration shall be
increased from SEK 4,375,000 to SEK 4,450,000 of
which SEK 1,100,000 shall be allocated to the
Chairman of the Board, SEK 400,000 to each of the
Directors of the Board and in total SEK 550,000 as
remuneration for the work in the committees of the
Board of Directors; for the work within the Audit
Committee, SEK 200,000 shall be allocated to the
Chairman and SEK 75,000 to each of the other 3
Members and for work within the Remuneration
Committee SEK 50,000 shall be allocated to the
Chairman and SEK 25,000 to each of the other 3
Members; and that the remuneration to the Auditors

PROPOSAL #12.: Re-elect Messrs. Asger Aamund, Mia                          ISSUER          YES          FOR               FOR
Brunell Livfors, David Chance, David Marcus, Simon
Duffy, Alexander Izosimov, Cristina Stenbeck and
elect Mr. Michael Lyton as the Directors of the
Board; re-elect Mr. David Chance as the Chairman of
the Board of Directors; acknowledge that Mr. Pelle
Tornbeg has declined re-election and the Board of
Directors at the constituent Board Meeting appoint a
Remuneration Committee and an Audit Committee within
the Board of Directors

PROPOSAL #13.: Approve the procedure of the                                ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #14.: Amend the Articles of Association, as                       ISSUER          YES          FOR               FOR
specified

PROPOSAL #15.: Approve the guidelines on remuneration                      ISSUER          YES          FOR               FOR
 for the Senior Executives

PROPOSAL #16.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
pass a resolution on one or more occasions for the
period up until the next AGM, on repurchasing so many
 Class A and/or Class B shares that the Company's
holding does not at any time exceed 10% of the total
number of shares in the Company; the repurchase of
shares shall take place on the NASDAQ OMX Stockholm
and may only occur at a price within the share price
interval registered at that time, where share price
interval means the difference between the highest
buying price and lowest selling price

PROPOSAL #17.a: Adopt a Performance-Based Incentive                        ISSUER          YES          FOR               FOR
Plan

PROPOSAL #17.b: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to increase the Company's
share capital by not more than SEK 1,850,000 by the
issue of not more than 370,000 Class C shares, each
with a ratio value of SEK 5.00; with disapplication
of the shareholders' preferential rights, Nordea Bank
 AB [publ] shall be entitled to subscribe for the new
 Class C shares at a subscription price corresponding
 to the ratio value of the shares

PROPOSAL #17.c: Authorize the Board, during the                            ISSUER          YES          FOR               FOR
period until the next AGM, to repurchase its own
Class C shares; the repurchase may only be effected
through a public offer directed to all holders of
Class C shares and shall comprise all outstanding
Class C shares; the purchase may be affected at a
purchase price corresponding to not less than SEK
5.00 and not more than SEK 5.10; the total price will
 not exceed SEK 1,887,000; payment for the Class C
shares shall be made in cash

PROPOSAL #17.D: Approve, by virtue of the                                  ISSUER          YES          FOR               FOR
authorization to repurchase its own shares in
accordance with Resolution 17(c), the
reclassification into Class B shares, may be
transferred to participants in accordance with the

PROPOSAL #18.: Approve the offer of reclassification                       ISSUER          YES          FOR               FOR
of Class A shares into Class B shares, as specified

PROPOSAL #19.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MONEYSUPERMARKET.COM GROUP PLC, CHESTER
  TICKER:                N/A             CUSIP:     G6258H101
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts for                         ISSUER          YES        AGAINST           AGAINST
the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #4.: Re-elect Mr. Peter Plumb as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Graham Donoghue as a                            ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #6.: Re-elect Mr. David Osborne as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES        AGAINST           AGAINST
Auditors
PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES        AGAINST           AGAINST
the Auditors remuneration

PROPOSAL #9.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.10: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.11: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #12.: Grant authority for the making of                           ISSUER          YES          FOR               FOR
political donations and incurring of political
expenditure

PROPOSAL #S.13: Grant authority for the calling of                         ISSUER          YES          FOR               FOR
general meetings on not less than 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MORGAN CRUCIBLE CO PLC, BERKSHIRE
  TICKER:                N/A             CUSIP:     G62496131
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the Auditors and the accounts for the YE 04 JAN

PROPOSAL #2.: Approve the remuneration Committee                           ISSUER          YES          FOR               FOR
report, as set out in the report and accounts for the
 YE 04 JAN 2009

PROPOSAL #3.: Declare a final dividend at the rate of                      ISSUER          YES          FOR               FOR
 4.5 pence per share on the ordinary share capital of
 the Company for the YE 04 JAN 2009 payable on 10 JUL
 2009 to shareholders on the register at the close of
 business on 05 JUN 2009

PROPOSAL #4.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company until the conclusion of the
next general meeting at which accounts are laid
before the Members

PROPOSAL #5.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors of the Company

PROPOSAL #6.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities [as specified in the Companies
Act 1985]: a) up to a nominal amount of GBP
22,512,500; b) comprising equity securities [as
specified in the Companies Act 1985] up to a nominal
amount of GBP 45,025,000[including within such limit
any shares issued under (a) above] in connection with
 an offer by way of a rights issue: i) to ordinary
shareholders in proportion[as nearly as may be
practicable] to their existing holdings; ii) to
people who are holders of other equity securities if
this is required by the rights of those securities
or, if the Directors of the Company consider it
necessary, as permitted by the rights of those
securities, and so that the Directors may impose any
limits or restrictions and make any arrangements
which they consider necessary or appropriate to deal
with fractional entitlements, record dates, legal,
regulatory or practical problems in, or under the
laws of, any territory or any other matter;
[Authority expires the earlier of the conclusion of
the next AGM or 15 months]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #7.: Approve the authorized share capital of                      ISSUER          YES          FOR               FOR
 the Company be increased to GBP 150 million by the
creation of 163.6 million ordinary shares of 25 pence
 each ranking equally in all respect with the
existing ordinary shares of 25 pence each in the
capital of the Company

PROPOSAL #S.8: Amend the Articles of Association of                        ISSUER          YES          FOR               FOR
the Company by making the alterations marked on the
print of the Articles of Association produced to the
meeting marked 'A' and initialed by the Chairman for
the purposes of identification

PROPOSAL #S.9: Amend, the Company's Articles of                            ISSUER          YES          FOR               FOR
Association by deleting all the provisions in the
Company's Memorandum of Association which, by virtue
of Section 28 of the Companies Act 2006, are to be
treated as provisions of the Company's Articles of
Association; and Articles of Association of the
Company by making the alterations marked on the print
 of the Articles of Association produced to the
meeting marked 'B' and initialed by the Chairman for
the purpose of identification

PROPOSAL #S.10: Approve that a general meeting of the                      ISSUER          YES          FOR               FOR
 Company other than a AGM may be called on not less
than 14 clear days notice

PROPOSAL #S.11: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 6 to allot equity
securities [as specified in the Companies Act 1985]
for cash pursuant to the authority conferred by
Resolution and/or where the allotment constitutes an
allotment of equity securities by virtue of Section
93[3A], of the Companies Act 1985, free of the
restriction in Section 89[1] of the Companies act
1985 provided that this power is limited: a) to the
allotment of equity securities in connection with an
offer of equity securities [but in the case of the
authority granted under resolution 6(b), by way of a
rights issue only]: i) to ordinary shareholders in
proportion [as nearly as may be practicable] to their
 existing holdings; ii) to people who are holders of
equity securities, if this is required by the rights
of those securities or, if the Directors of the
Company consider it necessary, as permitted by the
rights of those securities, and that the Directors
may impose any limits or restrictions and make any
arrangements which they consider necessary or
appropriate to deal with fractional entitlements,
record dates, legal, regulatory or practical problems
 in, or under the laws of, any territory or any other
 matter; and b) up to an aggregate nominal amount of
GBP 3,377,500; [Authority expires the earlier of the
conclusion of the AGM of the Company or 15 months];
and, authorize the Directors to allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.12: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 163 of the Companies Act 1985, to
make 1 or more market purchases [within the meaning
of Section 163[3] of the Companies Act 1985] of
ordinary shares of 25 pence each in the issued share
capital of the Company provided that: a) the maximum
aggregate number of ordinary share to be purchased is
 27,020,600, representing just less than 10% of the
issued ordinary share capital of the Company; b)
minimum price which may be paid for an ordinary share
 is [exclusive of expenses] 25 pence; c)  the maximum
 price which may be paid for an ordinary share
[exclusive of expenses] is the higher of i) an amount
 equal to 105% of the average middle market
quotations for an ordinary shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days ii) an amount equal to
higher the price of the last independent trade of an
ordinary share and the highest current independent
bid of an ordinary share as derived from the London
Stock Exchange Trading System ; [Authority expires
the earlier of the conclusion of the AGM of the
Company or 15 months]; the Company, may make a
contract to purchase ordinary shares which will or

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MORGAN SINDALL PLC
  TICKER:                N/A             CUSIP:     G81560107
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
the reports of the Directors and the Independent
Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 30.0p per                        ISSUER          YES          FOR               FOR
ordinary share for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Paul Smith as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. Adrian Martin as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #6.: Re-appoint Deloitte LLP as Independent                       ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #7.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
Independent Auditor's remuneration

PROPOSAL #8.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
ordinary share capital from GBP 3,000,000 to GBP
3,750,000

PROPOSAL #9.: Grant authority to issue equity or                           ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to an aggregate nominal amount of GBP 716,731 [rights
 issue] otherwise up to GBP 716,731

PROPOSAL #s.10: Grant authority, subject to the                            ISSUER          YES          FOR               FOR
passing of Resolution 9, to issue equity or equity-
linked securities without pre-emptive rights up to an
 aggregate nominal amount of GBP 107,510

PROPOSAL #s.11: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of 4,300,385 shares

PROPOSAL #s.12: Approve to allow meetings of the                           ISSUER          YES          FOR               FOR
Company to be called on 14 clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MORGUARD REAL ESTATE INVT TR
  TICKER:                N/A             CUSIP:     617914106
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Trustees, as specified                             ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #2.: Appoint Ernst & Young LLP, Chartered                         ISSUER          YES          FOR               FOR
Accountants as the Auditors of the Trust for the
ensuing year and authorize the Trustees to fix their
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOSEL VITELIC INC
  TICKER:                N/A             CUSIP:     Y6139V105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The establishment for the rules of the                      ISSUER          NO           N/A               N/A
 board meeting

PROPOSAL #A.5: The status of deficit which exceeds                         ISSUER          NO           N/A               N/A
half of paid-in capital

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve the capital reduction to                            ISSUER          YES          FOR               FOR
offset deficit

PROPOSAL #B.4: Approve the capital injection by                            ISSUER          YES          FOR               FOR
issuing new shares or global depositary receipt

PROPOSAL #B.5: Approve the capital injection by                            ISSUER          YES          FOR               FOR
issuing new shares via private placement

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
incorporation

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement, and guarantee

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOTA-ENGIL SGPS SA, LINDA-A-VELHA
  TICKER:                N/A             CUSIP:     X5588N110
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the vote the 2008 individual                         ISSUER          NO           N/A               N/A
management report, balance sheet and profit loss
account, cash-flow statement and notes to the account
 as submitted by the Board of Directors, as well as
the legal certification of account and the report and
 opinion of the Audit Committee pursuant to the terms
 of Article 376 of the Companies code

PROPOSAL #2.: Approve the appropriation of profit                          ISSUER          NO           N/A               N/A
pursuant to the terms of Article 376 of the Companies
 code

PROPOSAL #3.: Approve the corporate governance report                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Receive the 2008 consolidated                                ISSUER          NO           N/A               N/A
management report, the consolidated balance sheet,
the consolidated profit loss account, the
consolidated cash-flow statements and the notes to
the consolidated financial statements as submitted by
 the Board of Directors, as well as the legal
certification of account and the report and opinion
of the audit committee, pursuant to the terms of the
Article 508-a of the Companies Code

PROPOSAL #5.: Approve the management and supervision                       ISSUER          NO           N/A               N/A
of the Company, pursuant to the provisions of the
Article 376.1.C] and the Article 455 of the Companies
 Code

PROPOSAL #6.: Approve the buy and sell of own shares                       ISSUER          NO           N/A               N/A
by the Company, as well as to authorize the Board of
Directors the power to put in practice this
deliberation

PROPOSAL #7.: Approve that, in accordance with the                         ISSUER          NO           N/A               N/A
terms of N2 of the Article 11 of the Articles of
Association, the fixation in 2 the number of Vice
Presidents of the Board of Directors

PROPOSAL #8.: Approve that, in accordance with the                         ISSUER          NO           N/A               N/A
terms of the Article 397 of Companies code, the
ratify the decision of the Directors Board in its
meeting of 02 FEB 2009, regarding the cooptation of
Mr. Jose Luis Catela Rangel De Lima as a new Member
of the Directors Board

PROPOSAL #9.: Elect a New Member of the Directors                          ISSUER          NO           N/A               N/A
Board for the current mandate

PROPOSAL #10.: Amend the Article of Association:                           ISSUER          NO           N/A               N/A
change N. 1 of the Article 20 and N. 1 of the Article
 22; deletion of N. 4 of the Article 21

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOTECH INDS INC
  TICKER:                N/A             CUSIP:     Y61397108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of investment in people's                        ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #A.4: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus and shareholders
dividend proposed stock dividend: 200 for 1,000
shares held

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MOTOR OIL (HELLAS) CORINTH REFINERIES SA
  TICKER:                N/A             CUSIP:     X55904100
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements of the                      ISSUER          NO           N/A               N/A
 Company, on parent Company and consolidated basis,
for the accounting year 2008, 01 JAN 2008 to 31 DEC
2008, together with the accompanying reports of the
Board of Directors and the Auditors

PROPOSAL #2.: Grant discharge to the members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors from any
liability for damages with regard to the financial
statements and activities during the above mentioned
accounting year

PROPOSAL #3.: Elect the Members of the new Board of                        ISSUER          NO           N/A               N/A
Directors as the term of service of the existing
Board expires

PROPOSAL #4.: Approve the announcement of the changes                      ISSUER          NO           N/A               N/A
 in the composition of the Board of Director's which
occurred during its term of service

PROPOSAL #5.: Appoint the Members of the Audit                             ISSUER          NO           N/A               N/A
Committee according the Article 37 of the Law

PROPOSAL #6.: Approve the dividend                                         ISSUER          NO           N/A               N/A

PROPOSAL #7.: Elect 2 Chartered Auditors, 1 ordinary                       ISSUER          NO           N/A               N/A
and 1 Substitute, for the accounting year 2009 and
approve their fees

PROPOSAL #8.: Approve the fees paid to the Members of                      ISSUER          NO           N/A               N/A
 the Board of Directors for the accounting year 2008
and pre-approval of the fees for the accounting year
2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MRV ENGENHARIA PARTICIPACOES SA
  TICKER:                N/A             CUSIP:     P6986W107
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and statutory reports for FYE 31 DEC 2008

PROPOSAL #2.: Approve to allot net income for the                          ISSUER          YES          FOR               FOR
year to the recognition of legal reserve; as
dividends; and to the bylaws reserve called
investments reserve pursuant to Article 33 paragraph
f of the Company's bylaws, which will be used to
finance the additional investments in fixed and
working capital , as well as the expansion of the
operations of the Company and/or its subsidiaries and

PROPOSAL #3.: Re-elect Messrs. Rubens Menin Teixeira                       ISSUER          YES          FOR               FOR
De Souza, Marcos Alberto Cabaleiro Fernandez, Marco
Aurelio De Vasconcelos Cancado, Robert Charles
Gibbins, Roberto Miranda De Lima, Levi Henrique, and
Fernando Henrique Da Fonseca as the Board of
Director, for unified terms of 2 years, which will be
 extended to the next AGM

PROPOSAL #4.: Re-elect Messrs. Rubens Menin Teixeira                       ISSUER          YES          FOR               FOR
De Souza, Leonardo Guimaraes Correa, Eduardo Barreto,
 Homero Aguiar Paiva, Jose Adib Tome Simao, Hudson
Goncalves Andrade, and Junia Maria De Sousa Lima
Galvao Company Executive Committee, for the unified
terms of 2 years, which will be extended to the next
annual shareholders meeting that approves the balance
 sheet of fiscal year 2011

PROPOSAL #5.: Approve the remuneration of Executive                        ISSUER          YES          FOR               FOR
Officers and Non-Executive Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MRV ENGENHARIA PARTICIPACOES SA
  TICKER:                N/A             CUSIP:     P6986W107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Amend the main part of Article 5 of the                      ISSUER          YES        AGAINST           AGAINST
 Bylaws, to update the capital amount and the number
of shares issued by the Company, in accordance with
the capital increase that has taken place with the
limit of the authorized capital, to meet the
requirements of the Stock Option Plan

PROPOSAL #B.: Amend the Article 6 of the bylaws to,                        ISSUER          YES        AGAINST           AGAINST
increase the limit within which the Company is
authorized to increase the share capital, independent
 of Bylaws amendments and by decision of bylaws
amendments and by decision of the Board of Directors,
 from BRL 2,000,000,000.00 to BRL 3,000,000,000.00;
to make explicit, in paragraph 2 that the decision
regarding the issuance of warrants can be made by
resolution of the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MTU AERO ENGINES FINANCE B.V.
  TICKER:                N/A             CUSIP:     D5565H104
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the Financial                                ISSUER          NO           N/A               N/A
statements and annual Report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and Group annual report as well as the
report by the Board of MDs pursuant to Sections
289[4] and 315[4] of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 45,356,978.85 as follows:
 payment of a dividend of EUR 0.93 per no-par share
ex-dividend and payable date: 27 MAY 2009

PROPOSAL #3.: Ratification of The acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Election of Mr. Joachim Rauhut to the                        ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          YES          FOR               FOR
2009 FY, the interim report and the interim half-year
 financial statements: Deloitte + Touche GmbH, Munich

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 26 NOV 2010,
 the Board of MDs shall be authorized to dispose of
the shares in a manner other than the Stock Exchange
or an offer to all shareholders if the shares are
sold at a price not materially below their market
price, to use the shares in connection with Mergers
and acquisitions or for satisfying existing conv.
and/or Option Rights, to use the shares within the
scope of the Company's Matching Stock Programmme, and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MULTI PURPOSE HOLDINGS BHD MPH
  TICKER:                N/A             CUSIP:     Y61831106
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividend consisting of                       ISSUER          YES          FOR               FOR
5 sen gross per share less income tax of 25%, in
respect of the YE 31 DEC 2008

PROPOSAL #2.: Approve the payment of the Directors'                        ISSUER          YES          FOR               FOR
fees of MYR 560,000 in respect of the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Dato' Surin Upatkoon as a                           ISSUER          YES        AGAINST           AGAINST
Director, who retires in accordance with the Article
81 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Wong Puan Wah as a                            ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Article
81 of the Company's Articles of Association

PROPOSAL #5.: Re-appoint Datuk Razman Md. Hashim as a                      ISSUER          YES          FOR               FOR
 Director of the Company to hold office until the
conclusion of the next AGM of the Company pursuant to
 Section 129(6) of the Companies Act, 1965

PROPOSAL #6.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Directors
to fix the remuneration

PROPOSAL #7.: Authorize the Directors, subject always                      ISSUER          YES          FOR               FOR
 to the Companies Act, 1965, the Articles of
Association of the Company and the approvals of the
relevant governmental and/or regulatory authorities,
pursuant to Section 132D of the Companies Act, 1965,
to issue shares in the Company from time to time and
upon such terms and conditions and for such purposes
as the Directors may deem fit provided that the
aggregate number of shares issued pursuant to this
resolution does not exceed 10% of the total issued
and paid-up share capital of the Company; [Authority
expires at the conclusion of the next AGM of the
Company]

PROPOSAL #8.: Approve, subject always to the                               ISSUER          YES          FOR               FOR
Companies Act, 1965, Memorandum and Articles of
Association, the listing requirements of the Bursa
Malaysia Securities Berhad [Bursa Malaysia], to renew
 the Company's mandate granted by the shareholders of
 the Company at the thirty-second AGM of the Company
held on 19 JUN 2008, authorizing the Company to
purchase and/or hold as treasury shares from time to
time and at any time such amount of ordinary shares
of MYR 1.00 each in the Company as may be determined
by the Directors of the Company from time to time
through Bursa Malaysia upon such terms and conditions
 as the Directors may deem fit and expedient in the
interest of the Company [Proposed Share Buy-Back]
provided that: a) the maximum number of shares which
may be purchased and/or held as treasury shares by
the Company at any point of time pursuant to the
Proposed Share Buy-Back shall not exceed 10% of the
total issued and paid-up share capital of the Company
 provided always that in the event that the Company
ceases to hold all or any part of such shares as a
result of, amongst others, cancellation of shares,
sale of shares on the open market of the Bursa
Malaysia or distribution of treasury shares to
shareholders as dividend, the Company shall be
entitled to further purchase and/or hold such
additional number of shares as shall, in aggregate
with the shares then still held by the Company, not
exceed 10% of the total issued and paid-up share
capital of the Company for the time being quoted on
the Bursa Securities; and b) the maximum amount of
funds to be allocated by the Company pursuant to the
Proposed Share Buy-Back shall not exceed the sum of
share premium account of the Company as at 31 DEC
2008, the audited share premium account of the
Company is MYR 844.475 million and MYR 803.211
million respectively; and authorize the Directors to
decide in their discretion to deal in any of the
following manners the shares in the Company purchased
 by the Company pursuant to the Proposed Share Buy-
Back: i) to cancel the shares purchased; and/or ii)
to retain the shares purchased as treasury shares, to
 be either distributed as share dividends to the
shareholders and/or re-sold on the open market of the
 Bursa Malaysia and/or subsequently cancelled; and/or
 iii) a combination of i) and ii); [Authority expires
 the earlier of the conclusion of the next AGM or the
 expiry of the period within which the next AGM is
required by law to be held]; and to take all such
steps as are necessary or expedient or to give effect

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MULTIPLAN EMPREENDIMENTOS IMOBILIARIOS SA
  TICKER:                N/A             CUSIP:     P69913104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the financial statements                             ISSUER          YES          FOR               FOR
relating to the FYE 31 DEC 2008

PROPOSAL #II.: Approve the destination of the YE                           ISSUER          YES        AGAINST           AGAINST
results of 2008

PROPOSAL #III.: Approve to set the global                                  ISSUER          YES          FOR               FOR
remuneration of the Company Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MULTIPLAN EMPREENDIMENTOS IMOBILIARIOS SA
  TICKER:                N/A             CUSIP:     P69913104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning the                             ISSUER          YES          FOR               FOR
conversion of part of the preferred shares held by
the shareholder 1700480 Ontario Inc. into common
shares, and consequent amendment of Article 5 of the
Company's Corporate Bylaws

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MURRAY INTERNATIONAL TRUST PLC, GLASGOW
  TICKER:                N/A             CUSIP:     G63448115
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                            ISSUER          YES          FOR               FOR
audited statement of accounts for the year ended 31
DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. J. D. Best as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #4.: Re-elect Mr. A. C. Shedden as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint Ernst & Young LLP , as the                        ISSUER          YES        ABSTAIN           AGAINST
Auditors of the Company

PROPOSAL #6.: Authorize the Directors to fix the                           ISSUER          YES        ABSTAIN           AGAINST
remuneration of the Auditors

PROPOSAL #7.: Approve a final dividend of 8.8p per                         ISSUER          YES          FOR               FOR
ordinary share in respect of the YE 31 DEC 2008 be
paid on 15 MAY 2009 to holders of the ordinary shares
 in the capital of the Company on the register at
close of business on 03 APR 2009; and, authorize the
Directors of the Company, in substitution for the
similar authority passed at last year's AGM, to allot
 B ordinary shares up to an aggregate nominal amount
of GBP 100,000 pursuant to Section 80 of the
Companies Act 1985 provided that this authority shall
 expire on 21 APR 2014

PROPOSAL #8.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
shares, in addition to any authority granted
Resolution 7 and pursuant to Section 80 of the
Companies Act 1985, to allot equity securities [as
defined in that Section] up to an aggregate nominal
amount of GBP 2,293,990 [representing 10 % of the
total ordinary and B ordinary share capital of the
Company in issue on 24 FEB 2009]; [authority expires
the earlier of the conclusion of the next AGM of the
Company or on 30 JUN 2010]; and the Directors may
allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement

PROPOSAL #S.9: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 95(1) of the Companies Act 1985, [as defined
in Section 94 of the Act] for cash pursuant to the
authority given in accordance with Section 80 of the
Act by resolution number 8 as if Section 89(1) of the
 Act did not apply to any such allotment provided
that shall be limited to the allotment of equity
securities: a) to make offers or agreements which
would or might require equity securities to be
allotted after the expiry; b) up to an aggregate
nominal amount of GBP 2,293,990 [10% of the issued
share capital]; and c) and in the circumstances
detailed in Section headed 'Issue of shares' on pages
 23 and 24 of the annual report; [authority expires
the earlier of the conclusion of the next AGM of the
Company or 30 JUL 2010]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement if such
power had not expired

PROPOSAL #S.10: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                MYTILINEOS HOLDINGS SA
  TICKER:                N/A             CUSIP:     X56014131
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          NO           N/A               N/A
statements and the consolidated ones for 2008 along
with Board of Director's and Chartered Auditor's
relevant reports and distribution of profits

PROPOSAL #2.: Approve the dismissal of the Board of                        ISSUER          NO           N/A               N/A
Directors Members and Auditors from every
compensational responsibility for 2008

PROPOSAL #3.: Elect the ordinary and substitute                            ISSUER          NO           N/A               N/A
Chartered Auditor for the current use and
determination of their remuneration

PROPOSAL #4.: Approve the contracts and remunerations                      ISSUER          NO           N/A               N/A
 according to Law 2190/1920

PROPOSAL #5.: Approve the Incorporation of Mytilineos                      ISSUER          NO           N/A               N/A
 Public benefit foundation according to Law 2039/1939
 and grant the relevant authorizations

PROPOSAL #6.: Approve the validation of the election                       ISSUER          NO           N/A               N/A
of the Auditing Committee Members pursuant to Law
3693/2008

PROPOSAL #7.: Approve the explanatory addition to                          ISSUER          NO           N/A               N/A
Association's Article 9 Paragraph 2 with a relevant
modification

PROPOSAL #8.: Various issues and announcements                             ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NAN HAI CORPORATION LTD
  TICKER:                N/A             CUSIP:     G6389N100
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Yu Pun Hoi as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.b: Re-elect Ms. Chen Dan as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #2.c: Re-elect Mr. Huang Yaowen as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.d: Re-elect Prof. Jiang Ping as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.e: Re-elect Mr. Wang Gang as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.f: Re-elect Ms. Liu Rong as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #2.g: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #3.: Re-appoint the retiring Auditors and                         ISSUER          YES          FOR               FOR
authorize the Board of Directors to fix their
remuneration

PROPOSAL #4.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 during the relevant period, to allot, issue and deal
 with additional shares in the capital of the Company
 and to allot, issue or grant securities convertible
into such shares, or options, warrants or similar
rights to subscribe for any such shares or such
convertible securities and to make or grant offers,
agreements and options which might require the
exercise of such power whether during or after the
end of the relevant period; shall not exceed 20% of
the nominal amount of the issued share capital of the
 Company at the date of passing of this Resolution
and the said approval shall be limited accordingly,
otherwise than pursuant to :i) a rights issue; ii) an
 issue of shares as scrip dividends pursuant to the
bye-laws of the Company from time to time; iii) an
issue of shares under any option scheme or similar
arrangement for the time being adopted for the grant
or issue to employees of the Company and/or any of
its subsidiaries of shares or rights to acquire
shares of the Company; or iv) an issue of shares
pursuant to the exercise of rights of subscription or
 conversion under the terms of any warrants issued by
 the Company or any securities which are convertible
into shares in the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by law or the
 Bye-laws of the Company to be held]

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 during the relevant period, to repurchase shares in
the capital of the Company on The Stock Exchange of
Hong Kong Limited [Stock Exchange] in accordance with
 all applicable laws and the requirements of the
Rules Governing the Listing of Securities on the
Stock Exchange as amended from time to time; shall
not exceed 10% of the nominal amount of the share
capital of the Company in issue at the date of
passing of this resolution; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by Law or the
 Bye-laws of the Company to be held]

PROPOSAL #6.: Approve, subject to the passing of                           ISSUER          YES        AGAINST           AGAINST
Resolutions Numbered 4 and 5 set out in the notice
convening this meeting, the general mandate granted
to the Directors of the Company to issue and dispose
of additional shares pursuant to Resolution Numbered
4 be extended by the addition thereto of an amount
representing the aggregate nominal amount of the
share capital of the Company repurchased by the
Company under the authority granted pursuant to
Resolution Numbered 5, provided that such amount of
shares so repurchased shall not exceed 10% of the
nominal amount of the share capital of the Company in
 issue at the date of passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NANKANG RUBBER TIRE CO LTD
  TICKER:                N/A             CUSIP:     Y62036101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of 2008 Monetary Loans,                          ISSUER          NO           N/A               N/A
Endorsements and Guarantee

PROPOSAL #A.4: The status of Investment in People's                        ISSUER          NO           N/A               N/A
republic of China

PROPOSAL #A.5: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A
and conditions of transferring to employees

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the distribution of 2008                            ISSUER          YES          FOR               FOR
profits or offsetting deficit

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
Monetary Loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
Endorsement and Guarantee

PROPOSAL #B.6: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NATIONAL EXPRESS GROUP PLC
  TICKER:                N/A             CUSIP:     G6374M109
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          YES          FOR               FOR
and the financial statements together with the report
 of the Auditors for the financial YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 10p per                          ISSUER          YES          FOR               FOR
share in respect of the YE 31 DEC 2008

PROPOSAL #4.: Elect Mr. Miranda Curtis as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Jez Maiden as a DirectorQ                          ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Jorge Cosmen as a Director                      ISSUER          YES        ABSTAIN           AGAINST
 who retires by rotation

PROPOSAL #7.: Re-elect Mr. Ray O' Toole as a Director                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #8.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Company's Auditors for the FYE 31 DEC 2009

PROPOSAL #9.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #10.: Grant authority for the share capital                       ISSUER          YES          FOR               FOR
of the Company be increase from GBP 10 million to GBP
 13 million by the creation of 30 million ordinary
shares of 5p each identical and ranking pari passu
with the existing authorized but unissued shares of
5p each in the capital of the Company

PROPOSAL #11.: Authorized the Directors of the                             ISSUER          YES          FOR               FOR
Company to allot relevant securities [as defined in
Section 80(2) of the Act] for the purposes of Section
 80 of the Companies Act 1985 [the Act]: up to an
aggregate nominal amount of GBP 2,550,309 and
comprising equity securities [as defined in Section
94 of the Act] up to an aggregate nominal amount
[when added to any allotments made under above] of
GBP 5,100,619 in connection with or pursuant to an
offer or invitation by way of a rights issue in
favour of (i) holders of ordinary shares in
proportion [as nearly ass practicable] to the
respective number of ordinary shares held by them on
the record date for such allotment and (ii) holders
of any other class of equity securities entitled to
participate therein or if the Directors consider it
necessary, as permitted by the rights of those
securities, but subject to such exclusions or other
arrangements as the Directors may consider necessary
or appropriate to deal with fractional entitlements,
treasury shares, record dates or legal, regulatory or
 practical difficulties which may arise under the
Laws of, or the requirements of any regulatory body
or stock exchange in, any territory or any other
matter whatsoever, these authorities to expire at the
 conclusion of the next AGM of the Company [or, if
earlier, on 6 August 2010] save that the Company may
before such expiry make any offer or agreement which
would or might require relevant securities to be
allotted after such expiry and the Directors may
allot relevant securities in pursuance of any such
offer or agreement as if the authorities conferred

PROPOSAL #S.12: Authorize the Directors empowered                          ISSUER          YES          FOR               FOR
pursuant to Section 95(1) of the Act to: allot equity
 securities [within the meaning of Section 94 of the
Act] of the Company for cash pursuant to the
authority conferred by Resolution 11 and sell
relevant shares [as defined in Section 94(5) of the
Act] of the Company as treasury shares [as provided
for in Section 94(3) of the Act] [treasury shares]
for cash [as defined in Section 162D(2) of the Act],
as if Section 89(1) of the Act did not apply to any
such allotment or sale, provided that this power
shall be limited to the allotment of equity
securities for cash and the sale of treasury shares:
in connection with or pursuant to an offer or
invitation [but in the case of the authority granted
under Resolution 11(b), by way of rights issue only]
in favour of (i) holders of ordinary shares in
proportion [as nearly as practicable] to the
respective number equity securities held by them on
the record date for such allotment and (ii) holders
of any other class of equity securities entitled to
participate therein or if the Directors consider it
necessary, as permitted by the rights of those
securities, but subject to such exclusions or other
arrangements as the Directors may deem necessary or
appropriate to deal with fractional entitlements,
treasury shares, record dates or legal, regulatory or
 practical difficulties which may arise under the
Laws of, or the requirements of any regulatory body
or stock exchange in, any territory or any other
matter whatsoever and in the case of the authority
granted under Resolution 11(a), and otherwise than
pursuant to this resolution, up to an aggregate
nominal amount of GBP 382,546, and shall expire at
the conclusion of the next AGM of the Company [or, if
 earlier, on 6 AUG 2010], save that the Company may
before such expiry make any offer or enter into any
agreement which would or might require equity
securities to be allotted, or treasury shares to be
sold, after such expiry and the Directors may allot
equity securities, or sell treasury shares in
pursuance of any such offer or agreement as if the

PROPOSAL #S.13: Authorize the Company for the                              ISSUER          YES          FOR               FOR
purposes of Section 166 of the Act to make market
purchases [within the meaning of Section 163(3) of
the Act] of the Company's ordinary shares on such
terms as the Directors see fit subject to the
following conditions: a) the maximum aggregate number
 of shares which may be purchased is 15,301,859
shares representing approximately 10% of the issued
share capital at 12 MAR 2009; b) the minimum price
which may be paid for each share is 5p which amount
shall be exclusive of expenses, if any; c) the
maximum price which may be paid for each share is an
amount not more than 5% above the average middle
market quotations of the Company's shares, as based
on the Daily Official List published by the London
Stock Exchange Plc, for the 5 business days prior to
the date the purchase is made; d) unless previously
renewed, revoked or varied, this authority shall
expire at the conclusion of the next AGM of the
Company [or, if earlier, on 6 AUG 2010]; and e) under
 this authority the Company may make a contract to
purchase shares which would or might be executed
wholly or partly after the expiry of this authority,
and may make purchases of shares pursuant to it as if

PROPOSAL #14.: Authorize the Company and all                               ISSUER          YES          FOR               FOR
Companies that are its subsidiaries at any time
during the period for which this resolution is
effective to: a) make political donations to
political parties or an independent election
candidate; b) make political donations to political
organizations other than political parties; and c)
incur political expenditures in a total aggregate
amount not exceeding GBP 100,000 during the period
beginning with the date of this AGM and ending at the
 conclusion of the next AGM of the Company

PROPOSAL #S.15: Approve a general meeting of the                           ISSUER          YES          FOR               FOR
Company [other than an AGM] may be called on not less
 than 14 clear days' notice

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  ISSUER:                NATIONAL PETROLEUM CO LTD
  TICKER:                N/A             CUSIP:     Y6243K102
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: 2008 business reports                                       ISSUER          NO           N/A               N/A

PROPOSAL #1.2: 2008 audited reports reviewed by the                        ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #2.1: Ratify 2008 business and the financial                      ISSUER          YES          FOR               FOR
 reports

PROPOSAL #2.2: Ratify 2008 earnings distribution                           ISSUER          YES          FOR               FOR
proposal [proposed cash dividend: TWD 1 per shares]

PROPOSAL #3.: Elect the Directors and the Supervisors                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Approve to release the Directors from                        ISSUER          YES          FOR               FOR
non-competition duties

PROPOSAL #5.: Other issues and Extraordinary Motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NETIA S.A., WARSZAWA
  TICKER:                N/A             CUSIP:     X58396106
  MEETING DATE:          4/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman of the meeting                            ISSUER          NO           N/A               N/A

PROPOSAL #3.: Acknowledge the proper convening of the                      ISSUER          NO           N/A               N/A
 meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve the Management Board report on                       ISSUER          NO           N/A               N/A
the Company and the Netia group activities, the
financial statement of the Company and the
consolidated financial statement of the capital
group, and the Supervisory Board report for 2008

PROPOSAL #5.: Adopt the resolution on approval of the                      ISSUER          NO           N/A               N/A
 Management Board report on the Company and the Netia
 group activities, the financial statement of the
Company and the consolidated financial statement of
the capital group for 2008

PROPOSAL #6.: Adopt the resolution concerning the                          ISSUER          NO           N/A               N/A
granting of approval of the performance of duties by
individual Members of the Management Board and the
Supervisory Board in 2008

PROPOSAL #7.: Adopt the resolution on covering the                         ISSUER          NO           N/A               N/A
loss
PROPOSAL #8.: Adopt the resolution concerning changes                      ISSUER          NO           N/A               N/A
 to the composition of the Supervisory Board of the
Company, this issue has been included on the agenda
upon the request of the Company shareholders, Third
Avenue International Value Fund with its seat in
Princeton, USA

PROPOSAL #9.: Adopt the resolution on amendments to                        ISSUER          NO           N/A               N/A
remuneration rules of the Supervisory Board's Members
 according to Resolution No.23 from 21 MAR 2007 OGM
of the shareholders of the Company, this issue has
been included on the agenda upon the request of the
Company shareholders, Third Avenue International
Value Fund with its seat in Princeton, USA

PROPOSAL #10.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW GOLD INC CDA
  TICKER:                N/A             CUSIP:     644535106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. James Estey as a Director of                      ISSUER          YES          FOR               FOR
 New Gold for the ensuing year

PROPOSAL #1.2: Elect Mr. Robert Gallagher as a                             ISSUER          YES          FOR               FOR
Director of New Gold for the ensuing year

PROPOSAL #1.3: Elect Mr. Pierre Lassonde as a                              ISSUER          YES          FOR               FOR
Director of New Gold for the ensuing year

PROPOSAL #1.4: Elect Mr. Craig Nelsen as a Director                        ISSUER          YES          FOR               FOR
of New Gold for the ensuing year

PROPOSAL #1.5: Elect Mr. Paul Sweeney as a Director                        ISSUER          YES          FOR               FOR
of New Gold for the ensuing year

PROPOSAL #1.6: Elect Mr. Ian W. Telfer as a Director                       ISSUER          YES          FOR               FOR
of New Gold for the ensuing year

PROPOSAL #2.: Appoint Deloitte & Touche as the                             ISSUER          YES          FOR               FOR
Auditors of the Company for the ensuing year and
authorize the Directors to fix their remuneration

PROPOSAL #3.: Authorize the New Gold to issue such                         ISSUER          YES          FOR               FOR
number of common shares in the capital of New Gold as
 is required to allow New Gold to acquire 100%
ownership of Western Goldfields Inc. ['Western'],
including common shares of New Gold issuable upon
exercise of stock options and warrants granted by
Western to purchase Western common shares or upon the
 exercise of the New Gold stock options and warrants
issued in exchange for such Western stock options and
 warrants

PROPOSAL #4.: Approve to set the number of Directors                       ISSUER          YES          FOR               FOR
of the Company at 10, effective at the time at which
the business combination with Western Goldfields Inc.
 becomes effective and authorize the Company's Board
of Directors to appoint 4 Western Goldfields Inc.
nominees to the Board of Directors upon the
completion of the business combination, as specified
dated 08 APR 2009 under the heading The Business
Combination-Board Size Resolution and Election of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEW WORLD DEPT STORE CHINA LTD
  TICKER:                N/A             CUSIP:     G65007109
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Master                                ISSUER          YES          FOR               FOR
Management Agreement [as specified] and the
transactions contemplated under the Master Management
 Agreement and the implementation thereof; the
relevant Annual Caps as specified, in respect of the
consideration payable under the Master Management
Agreement for each of the 3 years ending 30 JUN 2010,
 2011 and 2012; and authorize any 1 Director of the
Company, or any 2 Directors of the Company if the
affixation of the common seal is necessary, to
execute all such other documents and agreements and
do all such acts and things as he/she or they may in
his/her or their absolute discretion consider to be
necessary, desirable, appropriate or expedient to
implement and/or give effect to the Master Management
 Agreement and the transactions contemplated
thereunder and all matters incidental to, ancillary

PROPOSAL #2.: Approve and ratify the Master Leasing                        ISSUER          YES          FOR               FOR
Agreement [as specified] and the transactions
contemplated under the Master Leasing Agreement and
the implementation thereof; the relevant Annual Caps
as specified, in respect of the consideration payable
 under the Master Leasing Agreement for each of the 3
 years ending 30 JUN 2010, 2011 and 2012; and
authorize any 1 Director of the Company, or any 2
Directors of the Company if the affixation of the
common seal is necessary, to execute all such other
documents and agreements and do all such acts and
things as he/she or they may in his/her or their
absolute discretion consider to be necessary,
desirable, appropriate or expedient to implement
and/or give effect to the Master Leasing Agreement
and the transactions contemplated thereunder and all
matters incidental to, ancillary or incidental thereto

PROPOSAL #3.: Approve and ratify the Master                                ISSUER          YES          FOR               FOR
Concessionaire Counter Agreement [as specified] and
the transactions contemplated under the Master
Concessionaire Counter Agreement and the
implementation thereof; the relevant annual caps as
specified, in respect of the consideration payable
under the Master Concessionaire Counter Agreement for
 each of the 3 years ending 30 JUN 2010, 2011 and
2012; and authorize any 1 Director of the Company, or
 any 2 Directors of the Company if the affixation of
the common seal is necessary, to execute all such
other documents and agreements and do all such acts
and things as he/she or they may in his/her or their
absolute discretion consider to be necessary,
desirable, appropriate or expedient to implement
and/or give effect to the Master Concessionaire
Counter Agreement and the transactions contemplated
thereunder and all matters incidental to, ancillary
or incidental thereto

PROPOSAL #4.: Approve and ratify the Master Services                       ISSUER          YES          FOR               FOR
Agreement [as specified] and the transactions
contemplated under the Master Services Agreement and
the implementation thereof; approve the relevant
Annual Caps as specified, in respect of the
consideration payable under the Master Services
Agreement for each of the 3 years ending 30 JUN 2010,
 2011 and 2012; and authorize any 1 Director of the
Company, or any 2 Directors of the Company if the
affixation of the common seal is necessary, to
execute all such other documents and agreements and
do all such acts and things as he/she or they may in
his/her or their absolute discretion consider to be
necessary, desirable, appropriate or expedient to
implement and/or give effect to the Master Services
Agreement and the transactions contemplated
thereunder and all matters incidental to, ancillary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXANS, PARIS
  TICKER:                N/A             CUSIP:     F65277109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008; Management report; grant
discharge to the Board Members

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and determine the dividend

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the regulated commitments made                      ISSUER          YES        AGAINST           AGAINST
 in favor of Frederic Vincent as Chairman-General
Manager

PROPOSAL #O.6: Approve the attendance allowances to                        ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #O.7: Ratify the transfer of the headquarters                     ISSUER          YES          FOR               FOR

PROPOSAL #O.8: Appoint temporary and permanent                             ISSUER          YES          FOR               FOR
Statutory Auditors

PROPOSAL #O.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to operate on the Company's shares

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of treasury
shares

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, by issuing common shares
with maintenance of preferential subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by issuing-without
preferential subscription rights-securities
representing claims access to the Company's capital,
subjected to a common ceiling of EUR 4 million into
nominal with the 13th resolution

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue shares, securities or securities giving access
to capital in case of a public offer exchange
initiated by the Company on its own securities or
securities of another Company, subjected to a common
ceiling of EUR 4 million into nominal with the 12th
resolution

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide on the increase of the number of securities to
 be issued in case of capital increase with or
without preferential subscription rights within the
limits set in the ceiling of 11th, 12th and 13th

PROPOSAL #E.15: Approve the possibility to issue                           ISSUER          YES          FOR               FOR
common shares or securities giving access to capital,
 limited to 5% of the share capital in compensation
of contributions in kind relating to equity
securities or securities giving access to capital

PROPOSAL #E.16: Approve the delegation of competence                       ISSUER          YES          FOR               FOR
to the Board of Directors to decide a capital
increase by incorporation of premiums, reserves or

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide on the increase of the share capital by
issuing shares or securities giving access to capital
 reserved for Savings Plans' Members with
cancellation of preferential subscription rights to
these remaining within the limits of EUR 400,000

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to grant options to subscribe or purchase
shares in the limit of EUR 400,000

PROPOSAL #O.19: Grant powers for formalities                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NEXITY, PARIS
  TICKER:                N/A             CUSIP:     F6527B126
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
grant discharge the Directors

PROPOSAL #O.2: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 1.50 per share

PROPOSAL #O.3: Approve to accept the consolidated                          ISSUER          YES          FOR               FOR
financial statements and statutory reports

PROPOSAL #O.4: Approve the Auditors' special report                        ISSUER          YES          FOR               FOR
regarding related-party transactions

PROPOSAL #O.5: Approve the transactions with CNCE or                       ISSUER          YES          FOR               FOR
its subsidiaries

PROPOSAL #O.6: Approve the transactions with Mr.                           ISSUER          YES        AGAINST           AGAINST
Alain Dinin regarding severance payment

PROPOSAL #O.7: Approve the transaction with Mr. Herve                      ISSUER          YES        AGAINST           AGAINST
 Denize regarding severance payment

PROPOSAL #O.8: Ratify the appointment of Mr. Bernard                       ISSUER          YES        AGAINST           AGAINST
Comolet as a Director

PROPOSAL #O.9: Ratify the appointment of Mr. Alain                         ISSUER          YES        AGAINST           AGAINST
Lemaire as a Director

PROPOSAL #O.10: Re-elect Mr. Caisse Des Depots Et                          ISSUER          YES        AGAINST           AGAINST
Consignations as a Director

PROPOSAL #O.11: Re-elect Mr. Martine Carette as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #O.12: Ratify the Conseil Audit Synthese as                       ISSUER          YES          FOR               FOR
the Auditor

PROPOSAL #O.13: Re-appoint Mr. Yves Canac as the                           ISSUER          YES          FOR               FOR
Alternate Auditor

PROPOSAL #O.14: Grant authority to repurchase of up                        ISSUER          YES          FOR               FOR
to 10% of issued share capital

PROPOSAL #E.15: Approve the reduction in share                             ISSUER          YES          FOR               FOR
capital via cancellation of repurchased shares

PROPOSAL #E.16: Grant authority up to 1% of issued                         ISSUER          YES        AGAINST           AGAINST
capital for use in Restricted Stock Plan

PROPOSAL #E.17: Grant authority for filing of                              ISSUER          YES          FOR               FOR
required documents/other formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NH HOTELES SOCIEDAD ANONIMA
  TICKER:                N/A             CUSIP:     E7650R103
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          YES          FOR               FOR
 and the Management of the Company and of the
consolidated group of the FYE 31 DEC 2008, proposal
to distribute dividends and the Management of the
Board of Directors

PROPOSAL #2.1: Appoint Mr. Inaki Arratibel Olaziregi                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #2.2: Appoint Ms. Rosalba Casiraghi as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.3: Appoint Mr. Anotnio Viana-Baptista as                       ISSUER          YES          FOR               FOR
an Independent Director

PROPOSAL #2.4: Appoint Ms. Nuria Iturriagagoitia                           ISSUER          YES          FOR               FOR
Ripoll as an Independent Director

PROPOSAL #2.5: Re-elect Mr. Gabriele Burgio as a                           ISSUER          YES          FOR               FOR
Managing Director

PROPOSAL #2.6: Re-elect Mr. Manuel Herrando Y Prat De                      ISSUER          YES          FOR               FOR
 La Riba as an Independent Director

PROPOSAL #2.7: Re-elect Mr. Julio C. Diaz-Freijo                           ISSUER          YES          FOR               FOR
Cerecedo as a Director

PROPOSAL #3.: Approve, EUR 197,293,944 capital                             ISSUER          YES          FOR               FOR
increase, by issuing 98,646,972 new ordinary shares
with a nominal value of 2 EUROS each, to be
subscribed and paid up through cash contributions
with preferential subscription rights; authorize the
Board, to depute the powers received, to set the date
 of implementation and the terms of the agreement
that are not set by the general meeting, in
conformity with the provisions of Section 153.1.A of
the Spanish Limited Companies Act, Leyde Sociedades
Anonimas, including the authority to determine the
share premium amount, as the case may be and to
restate Article 5 of the Articles of Association

PROPOSAL #4.: Authorize the Board of Directors, to                         ISSUER          YES          FOR               FOR
increase the corporate capital, under the terms and
conditions set in Article 153.1.B of the Spanish
Limited Companies Act, for a maximum period of 5 years

PROPOSAL #5.: Authorize the Board of Directors, for a                      ISSUER          YES          FOR               FOR
 5 year period, to issue debentures, bonds and other
fixed income securities, either straight or
convertible and or exchangeable for the Company
shares, set the ratio and types of the exchange
and/or the conversion, to increase the corporate
capital in order to cover the conversion orders
regarding bonds and debentures, request quotation of
the convertible bonds and new shares in the stock

PROPOSAL #6.: Grant authority of the acquisition of                        ISSUER          YES          FOR               FOR
own shares, either directly or via subsidiaries,
under the applicable legal provisions

PROPOSAL #7.: Appoint the Auditors of the Company and                      ISSUER          YES          FOR               FOR
 its consolidated group

PROPOSAL #8.: Approve the delegation powers to                             ISSUER          YES          FOR               FOR
formalize and execute all resolutions adopted by the
shareholders at the general shareholders' meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NIBE INDUSTRIER AB, MARKARYD
  TICKER:                N/A             CUSIP:     W57113115
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Arvid Gierow as a                            ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Presentation and approval of the voting                      ISSUER          NO           N/A               N/A
 register

PROPOSAL #4.: Approval of the Board of Directors'                          ISSUER          NO           N/A               N/A
agenda

PROPOSAL #5.: Election of 1 or 2 persons to attest to                      ISSUER          NO           N/A               N/A
 the minutes

PROPOSAL #6.: Determine whether the meeting has been                       ISSUER          NO           N/A               N/A
duly convened

PROPOSAL #7.: Address by the Chief Executive Officer                       ISSUER          NO           N/A               N/A

PROPOSAL #8.: Receive the annual report and the                            ISSUER          NO           N/A               N/A
Auditors' report, the consolidated accounts and the
Auditors' report for the Group as well as the
Auditors' statements regarding the application of the
 guidelines for compensation to the Senior Management
 adopted at the 2008 AGM

PROPOSAL #9.a: Approve the income statement and                            ISSUER          YES          FOR               FOR
balance sheet and consolidated income statement and
consolidated balance sheet

PROPOSAL #9.b: Approve that SEK 1.15 per share be                          ISSUER          YES          FOR               FOR
paid to the shareholders as a dividend for the 2008
FY and Tuesday, 19 MAY 2009 as the record date for
the dividend; it is anticipated that the dividend
will be distributed by Euroclear Sweden AB on Monday,
 25 MAY 2009

PROPOSAL #9.c: Approve to release, from the                                ISSUER          YES          FOR               FOR
liability, the Members of the Board of Directors and
the Chief Executive Officer

PROPOSAL #10.: Approve the number of the Members of                        ISSUER          YES          FOR               FOR
the Board of Directors as 5 without alternate Members

PROPOSAL #11.: Approve that the fees be paid to the                        ISSUER          YES          FOR               FOR
Board of Directors in a total amount of SEK 750,000,
of which SEK 300,000 shall be paid to the Chairman
and SEK 150,000 to each other Members elected at the
shareholders meeting who are not employed within the
Group; and that Auditors fees be paid according to
the approved invoices

PROPOSAL #12.: Re-elect Messrs. Arvid Gierow, Georg                        ISSUER          YES        AGAINST           AGAINST
Brunstam, Arne Frank, Gerteric Lindquist and Hans
Linarsson as the Board of Directors, and Mr. Arvid
Gierow as the Chairman of the Board of Directors

PROPOSAL #13.: Approve the principles governing                            ISSUER          YES          FOR               FOR
compensation and other employment terms and
conditions for the Corporate Management

PROPOSAL #14.: Amend Section 10, first and second                          ISSUER          YES          FOR               FOR
paragraphs of the Articles of Association

PROPOSAL #15.: Other matters incumbent upon the                            ISSUER          NO           N/A               N/A
meeting according to the Swedish Companies Act (SFS
2005:551) or the Articles of Association

PROPOSAL #16.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NICOX SA, SOPHIA-ANTIPOLIS
  TICKER:                N/A             CUSIP:     F6533F103
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approval of the annual statutory                            ISSUER          YES          FOR               FOR
accounts and management report for FYE 31 DEC 2008.

PROPOSAL #O.2: Transfer of the year end loss of EUR                        ISSUER          YES          FOR               FOR
65,820,594 as of 31 DEC 2008, to the accumulated
deficit account - No distribution of dividends.

PROPOSAL #O.3: Approval of annual consolidated                             ISSUER          YES          FOR               FOR
accounts and management report for FYE 31 DEC 2008.

PROPOSAL #O.4: Approval of special report of the                           ISSUER          YES        AGAINST           AGAINST
Statutory Auditors on agreements with related parties.

PROPOSAL #O.5: Decision to allocate Director fees to                       ISSUER          YES          FOR               FOR
Members of the Board of Directors, up to a maximum of
 EUR 360,000 for the year 2009. All powers given to
the Board of Directors to decide on the total or
partial attribution of the Director fees.

PROPOSAL #O.6: Authorization for the Company to                            ISSUER          YES          FOR               FOR
purchase its own shares for the following purposes:
to regularize the stock price through a financial
service provider under a contract complying with the
AMF's ['Autorite des Marches Financiers']
recommendations; to allocate NicOx shares as a means
of payment or exchange, particularly in the event of
external growth opportunities; to provide shares to
employees or corporate officers under a Profit
Sharing Plan, a Stock Option Plan or gratuitously; to
 provide shares upon exercise of rights connected
with securities giving access to NicOx' share
capital; to reduce the share capital by canceling the
 shares purchased by the Company, subject to prior
authorization by an extraordinary shareholder
meeting, to implement any future market practice
authorized by the law of by the AMF. This resolution
is until the annual shareholder meeting called to
approve the accounts of the FY ending 31 DEC 2009,
subject to a maximum sale price of EUR 40 per share.

PROPOSAL #O.7: Power for legal formality requirements.                     ISSUER          YES          FOR               FOR

PROPOSAL #E.1: Delegation of competence to the Board                       ISSUER          YES          FOR               FOR
of Directors to proceed with increases in share
capital by public offer up to a maximum nominal
amount of EUR 5,000,000 for a period of 26 months.
Under this resolution, shareholders keep their
preemptive subscription rights to the newly issued
shares. This resolution includes the possibility of
issuing corporate bonds up to a maximum amount EUR
350,000,000. This resolution replaces the resolution
voted by the 2007 shareholder meeting.

PROPOSAL #E.2: Delegation of competence to the Board                       ISSUER          YES          FOR               FOR
of Directors to proceed with increases in share
capital, by public offer and, as allowed by a new
French Law, by private placement with qualified
investors, subject to the maximum nominal amount of
EUR 1,800,000 in Resolution 1 and for a period of 26
months. Under this resolution, shareholders renounce
their preemptive subscription rights to the newly
issued shares. This resolution also includes the
possibility of issuing corporate bonds up to a
maximum amount EUR 350,000,000. This resolution
replaces the resolution voted by the 2007 shareholder

PROPOSAL #E.3: Authorization for the Board, when                           ISSUER          YES        AGAINST           AGAINST
utilizing the second resolution and subject to 10% of
 the share capital per year, to fix the price of the
shares to be issued with up to 10% discount.

PROPOSAL #E.4: [overallotment] Delegation of                               ISSUER          YES          FOR               FOR
competence to the Board of Directors, subject to the
maximum nominal amount of EUR 5,000,000 provided for
in Resolution 1 and for a period of 26 months, to
increase the number of shares to be issued in the
context of an increase of the share capital, with or
without maintaining the shareholders preemptive
subscription rights, within the limit of 15% of the
initial increase and under identical pricing
conditions. This resolution replaces the resolution
voted by the 2007 shareholder meeting.

PROPOSAL #E.5: Delegation of competence to the Board                       ISSUER          YES          FOR               FOR
of Directors, subject to the maximum nominal amount
of EUR 5,000,000 provided for in Resolution 1 and for
 a period of 26 months, to increase the share capital
 by incorporation of reserves and provisions. This
resolution replaces the resolution voted by the 2007
shareholder meeting.

PROPOSAL #E.6: Delegation of powers to the Board of                        ISSUER          YES          FOR               FOR
Directors, for a period of 26 months, to increase the
 share capital, within the limit of 10% of said share
 capital, to remunerate capital contributions in kind
 consisting in securities of another entity. This
resolution replaces the resolution voted by the 2007
shareholder meeting.

PROPOSAL #E.7: [PIPE] Delegation of competence to the                      ISSUER          YES        AGAINST           AGAINST
 Board of Directors, subject to the maximum nominal
amount of EUR 1,800,000 and for a period of 18
months, to issue securities, the shareholders'
preferential right of subscription being suppressed,
for the benefit of companies or investment funds
investing in the pharmaceutical/biotech sector,
either French or foreign. weight average price
calculation: 5 trading days prior to issuance;
maximum authorized discount: 10%; maximum number of
investors subscribing to the offer: 50. This
resolution is subject to the maximum nominal amount
of EUR 5,000,000 provided for in Resolution 1.

PROPOSAL #E.8: Delegation of competence to the Board                       ISSUER          YES          FOR               FOR
of Directors, for a period of 26 months, to proceed
with increases in share capital up to a maximum
nominal amount of EUR 60,000 in connection with
profit sharing plans reserved for the Company's
employees. This resolution replaces the resolution
voted by the 2008 shareholder meeting but is subject
to the maximum nominal amount of EUR 5,000,000
provided for in Resolution 1.

PROPOSAL #E.9: Delegation of powers to the Board of                        ISSUER          YES        AGAINST           AGAINST
Directors to issue, within one year of the
shareholder meeting, up to 20,000 warrants for the
benefit of each of Messrs. Samuelsson, Buus Lassen,
Baldino, Kailian, Belingard and Ando [which is a
total of up to 120,000 warrants], allocated
gratuitously, giving each beneficiary the right to
subscribe, at a fixed price, up to 20,000 new shares
of the company, each warrant thus giving right to
subscribe one new share with a par-value of EUR 0.2.
The Board is granted the power to: issue the
warrants, fix their price of issuance,
characteristics and conditions of issuance and
exercise, determine the price and conditions of
subscription of the shares to be issued following the
 exercise of rights on the warrants, it being
specified that the price of issuance of the shares
will be no less than the average trading price of
NicOx stock for the 20 trading days preceding the
issuance of the warrants, acknowledge the increase in
 capital subsequent to the exercise of warrant rights

PROPOSAL #E.10: Delegation of powers to the Board of                       ISSUER          YES          FOR               FOR
Directors to issue, within one year of the
shareholder meeting, for the benefit of Mr. Joel
Menard, up to 5,000 warrants, allocated gratuitously,
 giving right to subscribe, at a fixed price, up to
5,000 new shares of the company, each warrant thus
giving right to subscribe one new share with a par-
value of EUR 0.2. The Board is granted the power to:
issue the warrants, fix their price of issuance,
characteristics and conditions of issuance and
exercise, determine the price and conditions of
subscription of the shares to be issued following the
 exercise of rights on the warrants, it being
specified that the price of issuance of the shares
will be no less than the average trading price of
NicOx stock for the 20 trading days preceding the
issuance of the warrants, acknowledge the increase in
 capital subsequent to the exercise of warrant rights
 and correlatively modify the By-laws.

PROPOSAL #E.11: Delegation of powers to the Board of                       ISSUER          YES          FOR               FOR
Directors to issue, within one year of the
shareholder meeting, for the benefit of Mr. Salvador
Moncada, up to 5,000 warrants, allocated
gratuitously, giving right to subscribe, at a fixed
price, up to 5,000 new shares of the company, each
warrant thus giving right to subscribe one new share
with a par-value of EUR 0.2. The Board is granted the
 power to: issue the warrants, fix their price of
issuance, characteristics and conditions of issuance
and exercise, determine the price and conditions of
subscription of the shares to be issued following the
 exercise of rights on the warrants, it being
specified that the price of issuance of the shares
will be no less than the average trading price of
NicOx stock for the 20 trading days preceding the
issuance of the warrants, acknowledge the increase in
 capital subsequent to the exercise of warrant rights
 and correlatively modify the By-laws.

PROPOSAL #E.12: Delegation of powers to the Board of                       ISSUER          YES          FOR               FOR
Directors to issue, within one year of the
shareholder meeting, for the benefit of Mr. Garret
FitzGerald, up to 5,000 warrants, allocated
gratuitously, giving right to subscribe, at a fixed
price, up to 5,000 new shares of the company, each
warrant thus giving right to subscribe one new share
with a par-value of EUR 0.2. The Board is granted the
 power to: issue the warrants, fix their price of
issuance, characteristics and conditions of issuance
and exercise, determine the price and conditions of
subscription of the shares to be issued following the
 exercise of rights on the warrants, it being
specified that the price of issuance of the shares
will be no less than the average trading price of
NicOx stock for the 20 trading days preceding the
issuance of the warrants, acknowledge the increase in
 capital subsequent to the exercise of warrant rights
 and correlatively modify the by-laws.

PROPOSAL #E.13: Delegation of powers to the Board of                       ISSUER          YES          FOR               FOR
Directors to issue, within one year of the
shareholder meeting, for the benefit of Mr. Thomas
Schnitzer, up to 5,000 warrants, allocated
gratuitously, giving right to subscribe, at a fixed
price, up to 5,000 new shares of the company, each
warrant thus giving right to subscribe one new share
with a par-value of EUR 0.2. The Board is granted the
 power to: issue the warrants, fix their price of
issuance, characteristics and conditions of issuance
and exercise, determine the price and conditions of
subscription of the shares to be issued following the
 exercise of rights on the warrants, it being
specified that the price of issuance of the shares
will be no less than the average trading price of
NicOx stock for the 20 trading days preceding the
issuance of the warrants, acknowledge the increase in
 capital subsequent to the exercise of warrant rights
 and correlatively modify the by-laws.

PROPOSAL #E.14: Authorization granted to the Board of                      ISSUER          YES        AGAINST           AGAINST
 Directors, for a period of 26 months, to grant to
employees and corporate officers of the group the
right to obtain free shares within the limit of
1,000,000 new or existing shares, it being specified
that nominal increase in capital under this
resolution may not exceed EUR 200,000. The obtaining
of the shares must be subject to the achievement of
performance criteria to be fixed by the Board at the
time of the attribution. The Board may choose between
 two possibilities: the attribution of shares to the
beneficiaries would only become firm at the expiry of
 a minimum two year period and, subsequently, the
shares may not be sold before an additional minimum
two year period; the attribution of shares to the
beneficiaries would only become firm at the expiry of
 a minimum four year period in which case the shares
may then be sold immediately. These time limits may
be extended by the Board of Directors. This
resolution replaces the resolution voted by the 2007
shareholder meeting.

PROPOSAL #E.15: Authorization granted to the Board of                      ISSUER          YES          FOR               FOR
 Directors for a period of 38 months to grant to
employees and corporate officers of the group, stock
options giving right to subscribe up to 500,000 new
or existing shares. The subscription price of the
shares may not be inferior the average quotation of
the shares during the 20 days prior to the day of
attribution of the stock-options. The exercise of the
 stock-options must be subject to the achievement of
performance criteria to be fixed by the Board at the
time of the attribution.

PROPOSAL #E.16: Delegation of competence to the                            ISSUER          YES        AGAINST           AGAINST
Board, for a period of 18 months, to increase the
share capital using the authorizations under
resolutions 1, 2, 3, 4, 5, 6, 7 and 8 above in the
event of a take over bid or exchange offer on the

PROPOSAL #E.17: Delegation of competence to the                            ISSUER          YES        AGAINST           AGAINST
Board, for a period of 18 months, to gratuitously
issue warrants for the benefit of the existing
shareholders in case of take over bid on the Company.
 The number of warrants issued may not exceed the
number of shares in the share capital at the time of
issuance of the warrants.

PROPOSAL #E.18: Decision of the shareholder meeting                        ISSUER          YES          FOR               FOR
to raise, as from the date of the meeting, the Board
member age limit from 75 to 79 years old.
Modification of Article 13.1 of the By-laws to
include the new age limit.

PROPOSAL #E.19: Subject to the approval of the 18th                        ISSUER          YES        AGAINST           AGAINST
resolution of the extraordinary shareholder meeting,
decision to renew the functions of Board member of
Mr. Jorgen Buus Lassen until the shareholder meeting
called to approve the accounts of the FY ending 31
DEC 2014, it being specified that he would reach in
2012 the age limit as stated in Article 13.1 of the
By-laws, as modified.

PROPOSAL #E.20: Subject to the approval of the 18th                        ISSUER          YES        AGAINST           AGAINST
resolution of the extraordinary shareholder meeting,
decision to renew the functions of Board member of
Mr. Bengt Samuelsson until the shareholder meeting
called to approve the accounts of the FY ending 31
DEC 2014, it being specified that he would reach in
2012 the age limit as stated in Article 13.1 of the
By-laws, as modified.

PROPOSAL #E.21: Update of the By-laws: Article 9.2:                        ISSUER          YES        AGAINST           AGAINST
to comply with Article L.228-3 of the French
Commercial Code, the reference to the 'clearance
organization' [organisme charge de la compensation
des titres] will be replaced by 'holder of the books'
 [depositaire central qui assure la tenue du compte
emission de ses titres]; Article 13.1: cancellation
of the obligation for the Board Members to hold at
least one share of the Company; Article 19 bis I,
Section 4: reference to Article L.225-42-1 instead of
 L.225-42 of the French Commercial Code.

PROPOSAL #E.22: Cancellation of a reserve created in                       ISSUER          YES          FOR               FOR
June 2002 to preserve the rights of stock-option and
warrant holders which is without purpose as the
stock-options and warrants existing in 2002 are no
longer in circulation.

PROPOSAL #E.23: Power for legal formality                                  ISSUER          YES          FOR               FOR
requirements.

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  ISSUER:                NIEN HSING TEXTILE CO LTD
  TICKER:                N/A             CUSIP:     Y6349B105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A
transferring

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B71.1: Elect Mr. Chen, Chao-Kuo/Shareholder                      ISSUER          YES          FOR               FOR
 No: 211 as a Director

PROPOSAL #B71.2: Elect Mr. Chen, Ron Chu, Shareholder                      ISSUER          YES          FOR               FOR
 No: 14457, representative of Ron Yuan Investment
Co., Ltd., as a Director

PROPOSAL #B71.3: Elect Mr. Chen, Yi-Fung/Shareholder                       ISSUER          YES          FOR               FOR
No: 584 as a Director

PROPOSAL #B71.4: Elect Mr. Chen, Chao-                                     ISSUER          YES          FOR               FOR
Yuan/Shareholder No: 585 as a Director

PROPOSAL #B71.5: Elect Mr. Yang, Tzu-Pei/Shareholder                       ISSUER          YES          FOR               FOR
No: 45 as a Director

PROPOSAL #B71.6: Elect Mr. Huang, Shih-                                    ISSUER          YES          FOR               FOR
Kuen/Shareholder No: 15 as a Director

PROPOSAL #B71.7: Elect Mr. Tasi, Shu-                                      ISSUER          YES          FOR               FOR
Hsuan/Shareholder No: 10666 as a Director

PROPOSAL #B71.8: Elect Mr. Tsai, Wei-                                      ISSUER          YES          FOR               FOR
Hsiung/Shareholder No: 12724 as a Director

PROPOSAL #B71.9: Elect Mr. Hung, Chia-                                     ISSUER          YES          FOR               FOR
Hong/Shareholder No: 34488 as a Director

PROPOSAL #B7110: Elect Mr. Chen, Jen-Chou/Shareholder                      ISSUER          YES          FOR               FOR
 No: 31187 as a Director

PROPOSAL #b7111: Elect Mr. Han, Chia-                                      ISSUER          YES          FOR               FOR
Liang/Shareholder No: 38527 as a Director

PROPOSAL #B72.1: Elect Mr. Chen, Chu Chen,                                 ISSUER          YES          FOR               FOR
Shareholder No: 63257, representative of Chu-Chen
Investment Co., as a Supervisor

PROPOSAL #B72.2: Elect Mr. Lai, Mao-Cheng/Shareholder                      ISSUER          YES          FOR               FOR
 No: 38924 as a Supervisor

PROPOSAL #B72.3: Elect Mr Chen, Yu-Chueh/Shareholder                       ISSUER          YES          FOR               FOR
No: 9 as a Supervisor

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NISCAYAH GROUP AB
  TICKER:                N/A             CUSIP:     W5736P109
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Jorma Halonen, as the                        ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1 or 2 persons to approve                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determination of compliance with the                         ISSUER          NO           N/A               N/A
rules of convocation

PROPOSAL #7.: Report by the President                                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditor's report and the consolidated financial
statements and the Group Auditor's report

PROPOSAL #9.A: Adopt the statement of income and the                       ISSUER          YES        ABSTAIN           AGAINST
balance sheet and the consolidated statement of
income and the consolidated balance sheet

PROPOSAL #9.B: Approve the appropriation of the                            ISSUER          YES        ABSTAIN           AGAINST
Company's profit according to the adopted balance
sheet; declare a dividend of SEK 0.30 per share, 24
APR 2009 as the record date for the dividend

PROPOSAL #9.C: Grant discharge to the Board of                             ISSUER          YES        ABSTAIN           AGAINST
Directors and the Managing Director for the FY 2008
from liability

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES        ABSTAIN           AGAINST
Board Members at 7 without any deputy Members

PROPOSAL #11.: Approve to determine the fees to the                        ISSUER          YES        ABSTAIN           AGAINST
Board of Directors and the Auditors

PROPOSAL #12.: Re-elect Messrs: Jorma Halonen, Carl                        ISSUER          YES        ABSTAIN           AGAINST
Douglas, Tomas Franzen, Eva Lindqvist, Juan Vallejo,
Ulrik Svensson and Anders Boos for the period up to
and including the AGM 2010; and re-elect Mr. Jorma
Halonen as the Chairman of the Board for the
aforementioned period

PROPOSAL #13.: Re-appoint PricewaterhouseCoopers AB,                       ISSUER          YES        ABSTAIN           AGAINST
Stockholm, as the Auditors for the period up to and
including the AGM 2013

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES        ABSTAIN           AGAINST
SHAREHOLDERS PROPOSAL: elect the Members of the
Nomination Committee as specified

PROPOSAL #15.: Approve to determine the guidelines                         ISSUER          YES        ABSTAIN           AGAINST
for remuneration to the Management

PROPOSAL #16.: Amend Section 7 in the Articles of                          ISSUER          YES        ABSTAIN           AGAINST
Association as specified

PROPOSAL #17.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORDEX AG, ROSTOCK
  TICKER:                N/A             CUSIP:     D5736K135
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #4.1.: Elections to the Supervisory Board :                       ISSUER          NO           N/A               N/A
Mr.Uwe Lueders; shall be elected as Chairman of the
Supervisory Board

PROPOSAL #4.2.: Elections to the Supervisory Board :                       ISSUER          NO           N/A               N/A
Mr. Kai H. Brandes

PROPOSAL #4.3.: Elections to the Supervisory Board :                       ISSUER          NO           N/A               N/A
Mr. Dieter G. Maier

PROPOSAL #4.4.: Elections to the Supervisory Board :                       ISSUER          NO           N/A               N/A
Mr. Wolfgang Ziebart

PROPOSAL #5.: Resolution on the approval of                                ISSUER          NO           N/A               N/A
regulations for the issue of option rights to
employees and executives of the Company and its
affiliates within the scope of the stock option plan
and the correspondent contingent capital II

PROPOSAL #6.: Approval of the transformation of the                        ISSUER          NO           N/A               N/A
company into a European Company the Company shall be
transformed into a European company [Societas
Europaea, SE] by the name of Nordex SE Upon the
transformation, the term of office for the members of
 the Board of Managing Directors and the Supervisory
Board will end PricewaterhouseCoopers AG shall be
appointed as auditor for the first FY of the SE

PROPOSAL #7.: Appointment of auditors a) for the 2009                      ISSUER          NO           N/A               N/A
 FY: PricewaterhouseCoopers AG, Hamburg b) for the
review of the interim report and the interim half-
year financial statements: PricewaterhouseCoopers AG,
 Hamburg

PROPOSAL #8.1.: Elections to the first Supervisory                         ISSUER          NO           N/A               N/A
Board of the Nordex SE : Mr. Uwe Lueders

PROPOSAL #8.2.: Elections to the first Supervisory                         ISSUER          NO           N/A               N/A
Board of the Nordex SE : Mr. Jan Klatten

PROPOSAL #8.3.: Elections to the first Supervisory                         ISSUER          NO           N/A               N/A
Board of the Nordex SE : Mr. Martin Rey

PROPOSAL #8.4.: Elections to the first Supervisory                         ISSUER          NO           N/A               N/A
Board of the Nordex SE : Mr. Kai H. Brandes

PROPOSAL #8.5.: Elections to the first Supervisory                         ISSUER          NO           N/A               N/A
Board of the Nordex SE : Mr. Dieter G. Maier

PROPOSAL #8.6.: Elections to the first Supervisory                         ISSUER          NO           N/A               N/A
Board of the Nordex SE : Mr. Wolfgang Ziebart

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORSKE SKOGINDUSTRIER ASA, LYSAKER
  TICKER:                N/A             CUSIP:     R80036115
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge that the Chair of the                            ISSUER          YES          FOR               FOR
Corporate assembly opens the meeting, and the
attending shareholders are registered

PROPOSAL #2.: Elect 2 persons to sign the minutes                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the notice and the proposed                          ISSUER          YES          FOR               FOR
agenda

PROPOSAL #4.: Approve the annual accounts and annual                       ISSUER          YES          FOR               FOR
report for 2008 for Norske Skogindustrier ASA and the
 Group

PROPOSAL #5.: Approve the coverage of loss for 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve the Board's declaration on                           ISSUER          YES          FOR               FOR
determination of wages and other remuneration for
senior employees

PROPOSAL #7.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
to the Members of the Corporate assembly

PROPOSAL #8.: Approve the Auditor's remuneration                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Elect the Members and Deputy Members to                      ISSUER          YES          FOR               FOR
 the Corporate assembly

PROPOSAL #10.: Elect 3 Members to the Election                             ISSUER          YES          FOR               FOR
Committee

PROPOSAL #11.: Approve the renewal of authorization                        ISSUER          YES          FOR               FOR
to the Board: purchase of own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NORWEGIAN PROPERTY AS
  TICKER:                N/A             CUSIP:     R6370J108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect a person to Chair the Meeting                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the notice and the agenda                            ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect a person sign the minutes                              ISSUER          YES          FOR               FOR
together with the Chairperson

PROPOSAL #4.: Approve to reduce the share capital                          ISSUER          YES          FOR               FOR
with NOK 4,940,067,692 from NOK 5,040,885,400 to NOK
100,817,708 by reduction of the nominal value of the
shares form NOK 25 to NOK 0.50 per share; the
reduction amount shall be transferred to other
equity; and in this connection, amend Section 4 of
the Articles of Association as specified; change in
the Articles of Association shall be in force at the
time the Capital reduction is in force

PROPOSAL #5.: Approve to increase the share capital                        ISSUER          YES          FOR               FOR
shall with NOK 100, 817,708, from 100,817,708 to
201,635,416, by issue of 201,635,416 new shares, each
 with a nominal value of NOK 0.50; the shares shall
be subscribed for by Arctic Securities ASA, Pareto
Securities AS and/or Pareto Private Equity AS after
proxy form investors that ordered shares in the
private placement; and to waive the preferential
right of the existing shareholders to subscribe for
the new shares pursuant to Section 10-4 of the
Norwegian Public Limited Liability Companies Act, of
Section 10-5; the subscription price shall be NOK 6
per share, payments shall be made in cash; the
subscription period is 01 JUL 2009 to 30 SEP 2009;
payment for the new shares shall be made no later
than 30 SEP 2009; the payment shall be made to the
Company's Bank account number 8101 23 07454 by Arctic
 Securities ASA, Pareto Securities AS and Pareto
Private Equity AS on behalf of the investors; the new
 shares will carry rights to dividend and have
shareholders rights from registration of the share
Capital increase with the Norwegian Register of
Business Enterprises; amend Section 4 of the Articles
 of Association as specified; the private placement
is conditional upon the capital reduction as proposed
 under Section 4 above; the private placement will be
 annulled if the capital reduction and the capital
increase is not registered in the Norwegian Register
of Business Enterprises within 30 SEP 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVAE GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G66819130
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES          FOR               FOR
audited accounts for the financial period ended 31
DEC 2008, together with the report of the Auditors

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
repot for the financial period ended 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 7.5 pence                        ISSUER          YES          FOR               FOR
per ordinary share of GBP 1 each in respect of the YE
 31 DEC 2008, payable to shareholders on the Register
 of Members at Tuesday 14 APR 2009

PROPOSAL #4.: Approve the payment of an additional                         ISSUER          YES          FOR               FOR
special dividend of 4.0 pence per ordinary share of
GBP 1 each in respect of the YE 31 DEC 2008, payable
to shareholders on the Register of Members at Tuesday
 14 APR 2009

PROPOSAL #5.: Elect Mr. L.P. Adams as a Director of                        ISSUER          YES          FOR               FOR
Novae Group Plc

PROPOSAL #6.: Elect Mr. A.M. Nichols as a Director of                      ISSUER          YES          FOR               FOR
 Novae Group Plc

PROPOSAL #7.: Elect Mr. O.R.P. Corbett  as a Director                      ISSUER          YES          FOR               FOR
 of Novae Group Plc

PROPOSAL #8.: Elect Sir. Bryan Carsberg as a Director                      ISSUER          YES          FOR               FOR
 of Novae Group Plc

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors, until next year's AGM

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #11.: Authorize the Directors, to allot                           ISSUER          YES          FOR               FOR
relevant securities [as specified in the Companies
Act 1985 [the Act]], up to an aggregate nominal
amount of GBP 24,407,115; and comprising equity
securities [as specified in the Act] up to a nominal
amount of GBP 48,814,230 [including within such limit
 any shares issued under this resolution in
connection with in offer by way of rights issue;
[Authority expires at the conclusion of the next AGM
of the Company to be held in 2010]; and the Directors
 may allot relevant securities after the expiry of
this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.12: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

PROPOSAL #S.13: Adopted the Articles of Association                        ISSUER          YES          FOR               FOR
of the Company in substitution for and to the
exclusion of existing Current Articles

PROPOSAL #S.14: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 11, to allot equity
securities [Section 94[3A] of the Act] for cash
pursuant to the authority conferred by Resolution 11,
 disapplying the statutory pre-emption rights
[Section 89[1] of the Act], provided that this power
is limited to the allotment of equity securities: a)
in connection with a rights issue in favor of
ordinary shareholders; and b) up to an aggregate
nominal amount of GBP 3,661,067; [Authority expires
at the conclusion of the AGM of the Company to be
held in 2010]; and authorize the Directors to allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.15: Authorize the Company, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority under Section
 166 of the Act of the Company, to make market
purchases [Section 163[3] of the Act] of up to
7,322,134 ordinary shares of GBP 1 each in the
capital of the Company, at a minimum price of GBP 1
and up to 105% of the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days; [Authority expires the earlier of
the conclusion of the next AGM of the Company to be
held in 2010 or 15 months]; and authorize the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NOVAGOLD RES INC
  TICKER:                N/A             CUSIP:     66987E206
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Kalidas Madhavpeddi as a                          ISSUER          YES          FOR               FOR
Director of the Corporation for the forthcoming year

PROPOSAL #1.2: Elect Mr. Gerald J. McConnell as a                          ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation for the forthcoming year

PROPOSAL #1.3: Elect Mr. Tony Giardini as a Director                       ISSUER          YES          FOR               FOR
of the Corporation for the forthcoming year

PROPOSAL #1.4: Elect Mr. Clynton Nauman as a Director                      ISSUER          YES          FOR               FOR
 of the Corporation for the forthcoming year

PROPOSAL #1.5: Elect Mr. James L. Philip as a                              ISSUER          YES          FOR               FOR
Director of the Corporation for the forthcoming year

PROPOSAL #1.6: Elect Mr. Rick Van Nieuwenhuyse as a                        ISSUER          YES          FOR               FOR
Director of the Corporation for the forthcoming year

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP,                          ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Corporation for the ensuing year and authorize the
Directors to fix their remuneration

PROPOSAL #3.: Approve the continuation of the 2004                         ISSUER          YES          FOR               FOR
Stock Option Plan and approve to propose amendments
thereto

PROPOSAL #4.: Ratify and approve the Performance                           ISSUER          YES          FOR               FOR
Share Unit Plan

PROPOSAL #5.: Ratify and approve the Deferred Share                        ISSUER          YES          FOR               FOR
Unit Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NRJ GROUP, PARIS
  TICKER:                N/A             CUSIP:     F6637Z112
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Statutory Auditors on the regulated agreements and
commitments and approve those agreements

PROPOSAL #O.5: Approve the renewal of the Deloitte &                       ISSUER          YES          FOR               FOR
Asocies Company's mandate as an Permanent Statutory
Auditor

PROPOSAL #O.6: Approve the renewal of the BEAS                             ISSUER          YES          FOR               FOR
Company's mandate as an Temporary Statutory Auditor

PROPOSAL #O.7: Appoint PricewaterhouseCoopers Audit                        ISSUER          YES          FOR               FOR
Company as an Permanent Statutory Auditor, replacing
Conseil Audit & Synthese Company [former PIA Group]

PROPOSAL #O.8: Appoint Mr. Yves Nicolas as an                              ISSUER          YES          FOR               FOR
Temporary Statutory Auditor, replacing the Coexcom
Company

PROPOSAL #O.9: Approve the attendance allowances                           ISSUER          YES          FOR               FOR
allocated to the Board Members

PROPOSAL #O.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to make the Company repurchase its own shares,
under Article L.225-209 of the Commercial Code

PROPOSAL #E.11: Authorize the Board of Directs in                          ISSUER          YES          FOR               FOR
order to increase the share capital, within the limit
 of 10% in order to remunerate contribution in kind
of equity securities or securities giving access to
the capital

PROPOSAL #E.12: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, by issuing
shares or securities, giving access to the capital,
reserved for the members of a Company Savings Plan,
pursuant Articles L.3332-18 and sequence of the Labor

PROPOSAL #E.13: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NUTRECO HOLDING NV, BOXMEER
  TICKER:                N/A             CUSIP:     N6508Y120
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Appoint Mr. K. Nesse to the Executive                       ISSUER          NO           N/A               N/A
Board

PROPOSAL #2.2: Appoint Mr. F. J. Tielens to the                            ISSUER          NO           N/A               N/A
Executive Board

PROPOSAL #2.3: Appoint Mr. J. A. Vergeer to the                            ISSUER          NO           N/A               N/A
Executive Board

PROPOSAL #3.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NV BEKAERT SA, ZWEVEGEM
  TICKER:                N/A             CUSIP:     B09800135
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve, in accordance with Article 556                      ISSUER          NO           N/A               N/A
 of the Companies Code to grant the rights stipulated
 for the benefit of third parties in the document
referred to below that affect the assets of the
Company or that give rise to debt or an obligation of
 the Company and the exercise of which is dependent
on the launch of a public over bid for the Company's
shares or on a change in the control of the Company:
Joint Venture Agreement Project Andina between i) NV
Bekaert SA ii) Satifer LLC, Messrs. Juan Daniel Kohn
Topfer, David Camila Kohn Parker, Tomes Otto Kohn
Topfer [collectively the Kohn Members] and iii)
Bekaert S.L. 18 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NV BEKAERT SA, ZWEVEGEM
  TICKER:                N/A             CUSIP:     B09800135
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Amend the Article 9 regarding                                ISSUER          NO           N/A               N/A
conversion of securities

PROPOSAL #2.: Grant authority for the repurchase of                        ISSUER          NO           N/A               N/A
up to 20% of issued share capital

PROPOSAL #3.: Amend the Article 14 BIS regarding                           ISSUER          NO           N/A               N/A
notification of ownership thresholds

PROPOSAL #4.: Amend the Article 20 BIS regarding                           ISSUER          NO           N/A               N/A
audit committee

PROPOSAL #5.: Amend the Article 12 BIS regarding                           ISSUER          NO           N/A               N/A
audit Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NV BEKAERT SA, ZWEVEGEM
  TICKER:                N/A             CUSIP:     B09800135
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report of the Board                       ISSUER          NO           N/A               N/A
of Directors on the FY 2008

PROPOSAL #2.: Receive the report of the Statutory                          ISSUER          NO           N/A               N/A
Auditor on the FY 2008

PROPOSAL #3.: Approve the annual accounts for the FY                       ISSUER          NO           N/A               N/A
2008, and appropriation of the results

PROPOSAL #4.a: Grant discharge to the Directors from                       ISSUER          NO           N/A               N/A
the performance of their duties during the FY 2008

PROPOSAL #4.b: Grant discharge to the Statutory                            ISSUER          NO           N/A               N/A
Auditor from the performance of their duties during
the FY 2008

PROPOSAL #5.a: Re-appoint Messrs. Baron Bekaert,                           ISSUER          NO           N/A               N/A
Baron Buysse, Mr. Albrecht De Graeve, Count Charles
De Liedekerke and Messrs. Hubert Jacobs Van Merlen
and Maxime Jadot, up to and including the OGM to be
held in 2012

PROPOSAL #5.b: Acknowledge the fact that the term of                       ISSUER          NO           N/A               N/A
office of Mr Julien De Wilde as director expires
today, and that he does not seek re-appointment

PROPOSAL #5.c: Appoint Mr Manfred Wennemer as a                            ISSUER          NO           N/A               N/A
Director, and as from 01 JAN 2010 as Independent
Director up to and including the OGM to be held in

PROPOSAL #5.d: Acknowledge Dr. Alan Berg, Sir Anthony                      ISSUER          NO           N/A               N/A
 Galsworth and Lady Judge satisfy the independence
criteria of Article 526 of the Companies Code of
provision 2, 3 of the Belgian Code on Corporate
Governance

PROPOSAL #6.a: Approve the remuneration of each                            ISSUER          NO           N/A               N/A
Director, except the Chairman, for the performance of
 his duties as member of the Board during the FY 2009
 is kept at the amount of 37.184, and the variable
amount of 2.479, each meeting of the Board of
Directors in person

PROPOSAL #6.b: Approve the remuneration of each                            ISSUER          NO           N/A               N/A
Director, expect the Chairman and the Managing
Director, for the performance of his duties as Member
 of A committee of the Board during the FY 2009 is
kept at the variable amount of 1.487 for each
Committee meeting attended in person

PROPOSAL #6.c: Approve the remuneration of the                             ISSUER          NO           N/A               N/A
Chairman of the Board of Directors for the
performance of all his duties in the Company is kept
at the set amount of 500.000 for each of the periods
June 2009-May 2010, June 2010- May 2011- May 2012

PROPOSAL #7.: Approve the remuneration of the                              ISSUER          NO           N/A               N/A
Statutory Auditor

PROPOSAL #8.: Communication of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts of the Bekaert Group for the FY 2008,
 and the annual report of the Board of Directors and
the report of the Statutory Auditor on the
consolidated annual accounts

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NYRSTAR NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B6372M106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Submission of and discussion on, the                         ISSUER          NO           N/A               N/A
annual report of the Board of Directors and the
report of the Statutory Auditors on the statutory
financial statements for the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the statutory financial                              ISSUER          NO           N/A               N/A
statements for the FYE on 31 DEC 2008, as well as the
 allocation of the result as proposed by the Board of
 Directors

PROPOSAL #3.: Submission of and discussion on, the                         ISSUER          NO           N/A               N/A
annual report of the Board of Directors and the
report of the statutory Auditors on the consolidated
financial statements for the FYE on 31 DEC 2008

PROPOSAL #4.: Submission of the consolidated                               ISSUER          NO           N/A               N/A
financial statements of the Company for the FYE on 31

PROPOSAL #5.: Grant discharge from liability to each                       ISSUER          NO           N/A               N/A
of the Directors who were in office during the
previous FY, for the performance of their mandate
during that FY

PROPOSAL #6.: Grant discharge from liability to the                        ISSUER          NO           N/A               N/A
Statutory Auditors which were in office during the
previous FY, for the performance of their mandate
during that FY

PROPOSAL #7.: Approve the resignation of the Joint                         ISSUER          NO           N/A               N/A
Statutory Auditors i.e., Klynveld Peat Marwick
Goerdeler Bedrijfsrevisoren with registered office at
 Bourgetlaa N 40, 1130 Brussels and
Pricewaterhousecoopers Bedrijfsrevisoren, with
registered office at Woluwedal 18, 1932 Sint-Stevens-
Woluwe and administrative office at Generaal Lemans
Traat 67, 2018 Antwerpen, with immediate effect

PROPOSAL #8.: Approve the proposal by the Company's                        ISSUER          NO           N/A               N/A
Audit Committee, the general shareholders' meeting
appoints as sole Statutory Auditor
PricewaterhouseCoopers Bedrijfsreviso Ren [hereafter
PWC] with registered office at Woluwedal 18, 1932
Sint-Stevens-Woluwe, and administrative office at
Generaal Lemanstraat 67 , 2018 Antwerpen, represented
 by Mr. Peter Van Den Eynde Bvba, represented by its
permanent representative Mr. Peter Van Den Eynde,
Statutory Auditor the term of office of PWC will
expire after the AGM to be held in 2012 which will be
 asked to approve the annual accounts for the FYE on
31 DEC 2011 the annual statutory Auditor's fees will
amount to EUR 155,000, excluding vat, for the audit
of the consolidated financial statements of the
company and EUR 17,500, excluding vat, for the audit
of the statutory financial statements of the Company,
 throughout the term of office

PROPOSAL #E.9: Approve the renewal of the power of                         ISSUER          NO           N/A               N/A
the power of the Board of Directors to acquire or
dispose of the Company's own shares and hence decides
 to restate the text of the Article 13 of the
Articles of Association as specified

PROPOSAL #E10: Approve the decides to absorb existing                      ISSUER          NO           N/A               N/A
 losses incurred by the company in an amount of EUR
705,169 ,391.77 [as appear from the statutory (non-
consolidated) financial statements for the FYE on 31
DEC 2008], with an amount of EUR 1,054,495.86 by
reducing the available reserves of the Company as
appear from the statutory [non-consolidated]
financial statements for the FYE on 31 DEC 2008, in
their entirety with an amount of EUR 1,054,495.86 in
total so that these reserves would amount to zero
subsequent to the aforementioned resolution, the
general shareholders' meeting decides to absorb the
remaining balance of the existing losses incurred by
the Company in an amount of EUR 114,895.91 [as appear
 from the statutory (non-consolidated) financial
statements for the FYE on 31 DEC 2008, but taking
into account the aforementioned reduction of the
available reserves] in its entirety, by reducing (i)
the issue premiums of the Company with an amount of
EUR 194,874,904.00 in total so that the issue premium
 would amount to zero, and (ii) the share capital of
the company with an amount of EUR 509,239,991.91 in
total in order to bring the share capital from EUR
2,000,000,000.00 to EUR 1,490,760,008.09 the general
shareholders' meeting decides that the aforementioned
 capital decrease will occur without cancellation o f
 existing shares of the Company, that the capital
decrease will be borne by each of the existing shares
 in the same manner, that the capital decrease will
be fully allocated to the subscribed capital, and
that following the capital decrease, each share will
represent the same fraction of the Company's share

PROPOSAL #E.11: Amend the Article 5 [registered                            ISSUER          NO           N/A               N/A
capital] of the Articles of Association to bring it
in line with the new share capital following the
aforementioned capital decrease

PROPOSAL #E.12: Approve the decides to delete the                          ISSUER          NO           N/A               N/A
words by registered letter in the first sentence of
the Article 24 of the Articles of Association of the
Company, and to replace the word letter with notice
in the second sentence of the Article 24 of the
Article s of Association

PROPOSAL #E.13: Grant to the notary public, with the                       ISSUER          NO           N/A               N/A
right of substitution, all powers to coordinate the
text of the Articles of Association of the Company in
 accordance with the decisions of the general
shareholders' meeting, and to execute and file the
same with the registry of the competent court of
commerce, in accordance with the relevant legal
provisions

PROPOSAL #E.14: Approve the power of attorney to the                       ISSUER          NO           N/A               N/A
Board of Directors to implement the resolutions of
the shareholders' meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                NYRSTAR NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B6372M106
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to renew the power of the Board                      ISSUER          NO           N/A               N/A
 of Directors to acquire or dispose of the company's
own shares and to restate the text of Article 13 of
the Articles of Association as specified

PROPOSAL #2.: Approve to absorb existing losses                            ISSUER          NO           N/A               N/A
incurred by the Company in an amount of EUR
705,169,391,77 [as appear from the statutory [non-
consolidated] financial statements for the FYE on 31
DEC 2008], with an amount of EUR 1,054,495,86 by
reducing the available reserves of the Company as
appear form the statutory [non-consolidated]
financial statements for the FYE on 31 DEC 2008, in
their entirely with an amount of EUR 1,054,495,86 in
total so that these reserves would amount to zero,
Subsequent to the aforementioned resolution, the
general shareholders' meeting decides to absorb the
remaining balance of the existing losses incurred by
the company in an amount of EUR 704,114,895,91 [as
appear from the statutory [non-consolidated]
financial statements for the FYE on 31 DEC 2008, but
taking into account the aforementioned reduction of
the available reserves] in its entirely, by reducing
[i] the issue premiums of the Company with an amount
of EUR 194,874,904,00 in total so that the issue
premiums would amount of zero and [ii] the share
capital of the Company with an amount of EUR
509,239,991,91 in total in order to bring the share
capital from EUR 2,000,000,000,00 to EUR
1,490,760,008,09, the general shareholders' meeting
decides that the aforementioned capital decrease will
 occur without cancellation of existing shares of the
 company, that the capital decrease will be come by
each of the existing shares in the same manner, that
the capital decrease will be fully allocated to the
subscribed capital, and that following the capital
decrease, each share will represent the same fraction
 of the Company's share capital

PROPOSAL #3.: Amend the Article 5 [registered                              ISSUER          NO           N/A               N/A
capital] of the Articles of Association to bring it
in line with the new share capital following the
aforementioned capital decrease

PROPOSAL #4.: Approve to delete the words by                               ISSUER          NO           N/A               N/A
registered letter in the first sentence of Article 24
 of the Articles of Association of the Company, and
to replace of the word letter with notice in the
second sentence of Article 24 of the Articles of

PROPOSAL #5.: Authorize the Notary Public, with the                        ISSUER          NO           N/A               N/A
right of substitution, all powers to coordinate the
text of the Articles of Association of the Company in
 accordance with the decisions of the general
shareholders meeting, and to execute and file the
same with the registry of the competent court of
commence, in accordance with the relevant legal

PROPOSAL #6.: Approve the power of attorney to the                         ISSUER          NO           N/A               N/A
Board of Directors to implement the resolutions of
the shareholders meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OBRASCON HUARTE LAIN BRASIL S  A
  TICKER:                N/A             CUSIP:     E7795C102
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual annual financial                      ISSUER          YES          FOR               FOR
 statements of the Company [balance sheet profit and
loss statement and notes] and of the consolidated
financial statements of its subsidiaries [balance
sheet profit and loss statement of changes in
shareholders' equity statement of cash flows and
notes] for the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the allocation of                                    ISSUER          YES          FOR               FOR
profits/losses and the distribution of dividends for
the FYE on 31 DEC 2008

PROPOSAL #3.: Approve the Management and actions of                        ISSUER          YES          FOR               FOR
the Board of Directors during the FYE on 31 DEC 2008

PROPOSAL #4.: Re-elect the Account Auditors for 2009                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Board of Directors with                        ISSUER          YES          FOR               FOR
the express power of delegation for the derivative
acquisition of the Company's own shares by the
Company itself and/or by its subsidiaries

PROPOSAL #6.: Approve the capital decrease [5%]                            ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve to dismiss naming or re-elect                        ISSUER          YES        AGAINST           AGAINST
councils

PROPOSAL #8.: Receive the report about the Board of                        ISSUER          YES          FOR               FOR
Directors retribution Plan

PROPOSAL #9.: Receive the report about Article 116 BIS                     ISSUER          YES          FOR               FOR

PROPOSAL #10.: Approve to formalize and execute all                        ISSUER          YES          FOR               FOR
resolutions adopted by the shareholders at the
General Shareholders' Meeting for conversion thereof
into a public instrument and for the interpretation
correction and supplementation thereof or further
elaboration thereon until the required registrations
are made

PROPOSAL #11.: Approve the minute                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OCE N V
  TICKER:                N/A             CUSIP:     674627104
  MEETING DATE:          6/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Appoint Mr. R. De Becker as a Member of                      ISSUER          YES          FOR               FOR
 the Supervisory Board where all details as laid down
 in Article 2:158 paragraph 5, Section 2:142
paragraph 3 of the Dutch Civil Code are available for
 the general meeting of shareholders

PROPOSAL #3.: Closing of the general meeting                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ODIM ASA
  TICKER:                N/A             CUSIP:     R6495Q102
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          NO           N/A               N/A
of the Board, hereunder registration of attending
shareholders

PROPOSAL #2.: Appointment of the Chairman of the                           ISSUER          NO           N/A               N/A
meeting and 1 person to co-sign the minutes

PROPOSAL #3.: Approve the notice and the agenda                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
annual report for 2008 of ODIM ASA and the Group and
approve a dividend of NOK 2.00 per share and
application of profit/transferal of free equity

PROPOSAL #5.: Approve the Board's statement regarding                      ISSUER          YES        AGAINST           AGAINST
 the stipulation of remuneration and other
compensation for the General Manager and other
Members of the Company's Executive Management, taking
 in to consideration the regulations concerning the
compensation based on stock and stock value [cf. the
Norwegian Public Limited Companies Act, Section 16-
16A, first paragraph, third sentence no. 3]

PROPOSAL #6.: Approve that the Director's fees for                         ISSUER          YES          FOR               FOR
2008 is stipulated to: NOK 250,000 for the Chairman,
NOK 150,000 for other Members of the Board elected by
 the general meeting, NOK 4,000 per ordinary Board
meeting and NOK 2,500 per Board meeting by phone for
the Members of the Board elected by the employees

PROPOSAL #7.: Approve the Auditor's fee for the                            ISSUER          YES          FOR               FOR
services rendered in 2008, and stipulated according
to his invoice

PROPOSAL #8.: Elect the Members of the Board                               ISSUER          YES        AGAINST           AGAINST

PROPOSAL #9.: Authorize the Board of Directors, in                         ISSUER          YES        AGAINST           AGAINST
replacement of the previous authorization to purchase
 own shares, dated 20 MAY 2008, to acquire own shares
 in the aggregate nominal value of up to NOK
2,355,399, i.e. up to 4,710,798 shares each valued at
 NOK 0.50, but so that no more than 10% of the
outstanding shares at any time may be acquired, cf.
the Norwegian Public Limited Companies Act, Section
9-4; the lowest and highest amount that may be paid
per share is NOK 5 and NOK 200, respectively; the
acquisition and disposal of shares may be carried out
 at the discretion of the Board of Directors,
hereunder as part of the incentive program for
employees of the Company and its subsidiaries;
[Authority shall be valid for 18 months after the

PROPOSAL #10.: Authorize the Board to increase the                         ISSUER          YES        AGAINST           AGAINST
Company's share capital with up to NOK 4,710,798.00,
by issuing up to 9,421,597 shares each with a nominal
 value of NOK 0.50 as compensation in connection with
 capital increase at new subscription of shares;
shares issued in connection with the emission(s) are
to be subscribed at a price fixed by the Board; the
authorization includes capital increase in the form
of cash and deposit of other assets than cash, cf.
Norwegian Public Limited Companies Act, Section 10-2;
 and a resolution of merger in accordance with the
Norwegian Public Limited Companies Act, Section 13-5;
 the existing shareholders' pre-emptive rights to
subscribe for shares by emission(s), in accordance
with the Norwegian Public Limited Companies Act,
Section 10-5, cf. Section 10-4, may be deviated from;
 [Authority shall be valid for 18 months from the
date of approval]; and to carry out necessary
amendments in the articles of association as a
consequence of the application of the power of

PROPOSAL #11.: Amend the Articles of Association by                        ISSUER          YES          FOR               FOR
the addition of the specified Article as Article 6
and by renumbering the existing Article 6 and Article
 7 in the Articles of Association as Articles 7 and
8, respectively

PROPOSAL #12.: Elect Messrs. Leif-Arne Langoy                              ISSUER          YES          FOR               FOR
[Committee Chairman], Kjell Inge Rokke and Inge
Dragsund as the Members to the Nomination Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OESTERREICHISCHE POST AG, WIEN
  TICKER:                N/A             CUSIP:     A6191J103
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, reporting of                      ISSUER          NO           N/A               N/A
 Managing Board and the Supervisory Board for the FY
2008

PROPOSAL #2.: Receive the statement of Board of                            ISSUER          NO           N/A               N/A
Directors about buyback, holding and disposition of
shares paragraph 65/3 Austrian stock Corporation Act

PROPOSAL #3.: Approve to allocation of the net Income                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Grant discharge of the Members of the                        ISSUER          NO           N/A               N/A
Management Board and Supervisory Board for the 2008 FY

PROPOSAL #5.: Approve the remuneration of the members                      ISSUER          NO           N/A               N/A
 of the Supervisory Board for 2008

PROPOSAL #6.: Appoint the Auditor of the annual                            ISSUER          NO           N/A               N/A
financial statements and of the consolidated
financial statements for the 2009 FY

PROPOSAL #7.: Amend the Paragraphs 3, 13/3, 15/2, 16,                      ISSUER          NO           N/A               N/A
 20, 22, 23 of the Articles of Association as

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OM HOLDINGS LIMITED
  TICKER:                N/A             CUSIP:     G6748X104
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                              ISSUER          YES          FOR               FOR
statements and statutory reports for the FYE 31 DEC
2008

PROPOSAL #2.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR
 of AUD 0.03 per share

PROPOSAL #3.: Elect Mr. Low Ngee Tong as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect Mr. John Henry Russel                                  ISSUER          YES        AGAINST           AGAINST
Raubenheimer as a Director

PROPOSAL #5.: Re-appoint Foo Kon Tan Grant Thorton as                      ISSUER          YES          FOR               FOR
 the Auditors of the Company

PROPOSAL #6.: Appoint Mr. Peter Allan as a Director                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OMEGA PHARMA NV, NAZARETH
  TICKER:                N/A             CUSIP:     B6385E125
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Reading, deliberating and commenting of                      ISSUER          NO           N/A               N/A
 the annual report of the Board of Director's and the
 Auditor's report on the annual accounts for the FY

PROPOSAL #2.: Approve the discussion of the annual                         ISSUER          NO           N/A               N/A
accounts closed on 31 DEC 2008

PROPOSAL #3.: Approve to allocate the results of the                       ISSUER          NO           N/A               N/A
FY closed on 31 DEC 2008 and approve the allocation
of the included in the annual accounts including a
gross dividend of EUR 0.60 per share [Net EUR 0.45

PROPOSAL #4.: Communication of the consolidated                            ISSUER          NO           N/A               N/A
annual accounts and the consolidated reports

PROPOSAL #5.: Grant discharge the Member's of the                          ISSUER          NO           N/A               N/A
Board of Director's and the Auditor; by separate
vote; granting full discharge to the Director's and
Auditor who were active during the FY 2008 for the
tasks executed by during the course of the FY

PROPOSAL #6.: Approve the remuneration of Non-                             ISSUER          NO           N/A               N/A
Executive Director's and remuneration for the annual
President of the Year 2009 for the Board of
Director's at EUR 60,000 executed for all other Non-
Executive Director's at EUR 30,000

PROPOSAL #7.: Approve the resignation of Director's                        ISSUER          NO           N/A               N/A
and acknowledge the resignation as Director by Mr.
Jan Cassiman BVBA, represented by its permanent
representative Mr. Jan Cassiman

PROPOSAL #8.: Explanation and discussion of the                            ISSUER          NO           N/A               N/A
Corporate Governance at Omega Pharma NV

PROPOSAL #9.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #10.: Amend the Articles of Association in                        ISSUER          NO           N/A               N/A
accordance with the provisions of the Law on the
disclosure of major holdings in issuers whose shares
are admitted to trading on a regulated Market and
laying down miscellaneous provisions

PROPOSAL #11.: Amend Article 11 of the Articles of                         ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #12.: Amend the Articles of Association in                        ISSUER          NO           N/A               N/A
accordance with the provisions of the Belgian Company
 Code, amended in accordance with the Law regarding
the establishment of an Audit Committee in the listed
 Companies and the financial institutions

PROPOSAL #13.: Amend the Article 22 of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #14: Renewal of the authority of the Board                        ISSUER          NO           N/A               N/A
of Director's to acquire for a period of 5 years from
 the authorization, treasury shares, by purchase or
exchange directly or through a person acting in their
 own name but not on the Company's behalf, at a price
 that may not be lower than EUR 1.00 and not exceed
the average of the closing share price of the 10
working days prior to the date of the purchase or
exchange increased by 10% and this in such a way that
 the company shall not at any time hold treasury
shares of which the fractional value is greater than
20% of the Company's subscribed capital the board of
director's is moreover authorized to alienate these
shares without being bound by the aforementioned
price and time restrictions; these authorizations
possible may also be used for the acquisition or
alienation of company shares by direct subsidiaries
in accordance with Article 627 of the Belgian Company

PROPOSAL #15.: Amend Article 53 of the Articles of                         ISSUER          NO           N/A               N/A
Association as specified

PROPOSAL #16.: To annul in Article 5 BIS of the                            ISSUER          NO           N/A               N/A
Articles of Association the temporary stipulation
with regards to the authorization of the Board of
Director's to use the authorized capital in case of
announcement by the CBFA of a public offer on the
shares of the Company

PROPOSAL #17.: To correct the reference in Article 34                      ISSUER          NO           N/A               N/A
 of the Articles of Association, by deleting Article
11 and replacing it by Article 14

PROPOSAL #18.: Approve to coordinate the Articles of                       ISSUER          NO           N/A               N/A
Association and the proposed assignment

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OMEGA PHARMA NV, NAZARETH
  TICKER:                N/A             CUSIP:     B6385E125
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the decision to amend the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
provisions of the law on the disclosure of major
holdings in issuers whose shares are admitted to
trading on a regulated market and laying down
miscellaneous provisions and consequent replacement
of Article 11

PROPOSAL #2.: Approve the decision to amend the                            ISSUER          NO           N/A               N/A
Articles of Association in accordance with the
provisions of the Belgian Company Code, amended in
accordance with the Law regarding the establishment
of an Audit Committee in the Listed Companies and the
 Financial Institutions' and consequent replacement
of Article 22

PROPOSAL #3.: Approve the renewal of the authority of                      ISSUER          NO           N/A               N/A
 the Board of Directors to acquire, for a period of 5
 years from the authorization, treasury shares, by
means of purchase or exchange, directly or through a
person acting in their own name but on the Company's
behalf, at a price that may not be lower than EUR
1.00 and not exceed the average of the closing share
prices of the 10 working days prior to the date of
the purchase or exchange, increased by 10% and this
in such a way that the Company shall not at any time
hold treasury shares of which the fractional value is
 greater than 20% of the Company's subscribed
capital; that the board of directors is moreover
authorized to alienate these shares without being
bound by the aforementioned price and time
restrictions; these authorizations may also be used
for the possible acquisition or alienation of Company
 shares by direct subsidiaries in accordance with
Article 627 of the Belgian Company Code; and amend
Article 53 of the Articles of Association

PROPOSAL #4.: Approve to commission the Notary: to                         ISSUER          NO           N/A               N/A
annul in Article 5 bis of the Articles of Association
 the temporary stipulation with regards to the
authorization of the Board of Directors to use the
authorized capital in case of announcement by the
CBFA of a public offer on the shares of the Company;
to correct the reference in Article 34 of the
Articles of Association, by deleting Article 11 and
replacing it by Article 14; and to coordinate the
Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OPERA SOFTWARE ASA
  TICKER:                N/A             CUSIP:     R6664U108
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board and summary of shareholders present

PROPOSAL #2.: Elect Chairman for the meeting and 1                         ISSUER          YES          FOR               FOR
individual to countersign the minutes

PROPOSAL #3.: Approve the notice and agenda                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve that a Group contribution of                         ISSUER          YES          FOR               FOR
KNOK 3,540 be paid to Zizzr AS, a wholly owned
Company of Opera Software ASA; and that the expected
pay-out will occur by 30 JUN 2009

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
acquire, on behalf of the Company, the Company's own
shares with a maximum aggregated par value of up to
NOK 239,149.00, which equals approximately 10% of the
 share capital; the Company can never acquire its own
 shares if such acquisition would cause its holding
of own shares to exceed 10% of the total number of
shares in the Company; the purchase price per share
shall be minimum NOK 0.02 and maximum NOK 50; the
shares can be used in connection with acquisitions
and Incentive Schemes for employees and Board
Members, cf. Sections 9-2 and 9-4 ff. of the Public
Limited Companies Act; the Board of Directors may
determine in which ways own shares are to be acquired
 and disposed of; [Authority is valid until the date
of the next AGM, but in no event longer than 30 JUN

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
increase the share capital of the Company by up to
NOK 239,149.00, which equals approximately 10 % of
the share capital, with the authority to waive the
pre-emption rights of existing shareholders and to
issue shares against contributions other than cash;
the shares can be used in connection with
acquisitions and Incentive Schemes for employees and
Board Members; [Authority is valid until the date of
the next AGM, but in no event longer than 30 JUN 2010]

PROPOSAL #7.: Approve the distribution of dividends                        ISSUER          YES          FOR               FOR
for 2008 in the amount of NOK 0.40 per share,
consisting of NOK 0.15 as part of an intended ongoing
 distribution of dividends and of NOK 0.25 as a
onetime distribution of dividends

PROPOSAL #8.1: Elect William J. Raduchel [Chairman]                        ISSUER          YES          FOR               FOR
to the Board

PROPOSAL #8.2: Elect Kari Stautland to the Board                           ISSUER          YES          FOR               FOR

PROPOSAL #8.3: Elect Anne Syrrist to the Board                             ISSUER          YES          FOR               FOR

PROPOSAL #8.4: Elect Audun Wickstrand Iversen to the                       ISSUER          YES          FOR               FOR
Board

PROPOSAL #8.5: Elect Arve Johansen to the Board                            ISSUER          YES          FOR               FOR

PROPOSAL #8.6: Elect Christian Jebsen [Chairman] to                        ISSUER          YES          FOR               FOR
the Nomination Committee

PROPOSAL #8.7: Elect Torkild Varran to the Nomination                      ISSUER          YES          FOR               FOR
 Committee

PROPOSAL #8.8: Elect Jakob Asif Iqbal to the                               ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #8.9: Elect Michael Tetzschner to the                             ISSUER          YES          FOR               FOR
Nomination Committee

PROPOSAL #9.: Approve the following remuneration for                       ISSUER          YES        AGAINST           AGAINST
the Members of the Board for the period until the
next AGM: i) fixed remuneration Chairman of the
Board: NOK 300,000 per year, Board Members: NOK
150,000 per year and Employee Representatives: NOK
50,000 per year; ii) Additional remuneration for the
Chairman: an additional one-time consideration of NOK
 300,000 for the FY 2008 to cover work in excess of
what is normally expected of a Chairman of the Board
during that year; iii) Board Members who participate
in the Governance Committee [utvalg] of the Board
shall be entitled to an additional annual
remuneration of NOK 30,000 per Committee in which
they participate; the Chairman shall not be entitled
to additional remuneration for participation in
Committees as this is deemed to be covered by his
additional remuneration set out in [ii] above; iv]

PROPOSAL #10.: Approve that the Chairman of the                            ISSUER          YES          FOR               FOR
Nomination Committee receives a remuneration of NOK
60,000 and that the three other Members receive a
remuneration of NOK 30,000 for the period from last
year's AGM

PROPOSAL #11.: Approve the Auditor's remuneration                          ISSUER          YES          FOR               FOR

PROPOSAL #12.: Approve the Board of Director's                             ISSUER          YES        AGAINST           AGAINST
declaration of executive compensation policies

PROPOSAL #13.: Receive the Management's status report                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OPTO TECH CORPORATION
  TICKER:                N/A             CUSIP:     Y6494C106
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The Supervisors review of year 2008                         ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: Report status of endorsement guarantee                      ISSUER          NO           N/A               N/A
 provided as of the end of 2008

PROPOSAL #A.4: Report execution of buy back treasury                       ISSUER          NO           N/A               N/A
stock

PROPOSAL #B.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
operation and financial reports

PROPOSAL #B.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions [cash dividend TWD 0.2498 per

PROPOSAL #B.3: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
the Articles of Association

PROPOSAL #B.4: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.5: Approve to revise procedure of                              ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.6: Approve to discuss issuance new shares                      ISSUER          YES        AGAINST           AGAINST
 via capital injection by private placement

PROPOSAL #B.7: Extemporary motion                                          ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORBIS S A
  TICKER:                N/A             CUSIP:     X6007Y109
  MEETING DATE:          6/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #3.: Appoint the Scrutiny Commission                              ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the Supervisory Board's                              ISSUER          NO           N/A               N/A
evaluation of: a) the financial statement for 2008
the Management's report, the motion for profit
distribution for 2008, b) the consolidated financial
statement for 2008

PROPOSAL #6.: Adopt the Management's report of the                         ISSUER          NO           N/A               N/A
Company activity in 2008

PROPOSAL #7.: Adopt the financial statement for 2008                       ISSUER          NO           N/A               N/A

PROPOSAL #8.: Adopt the profit distribution for 2008                       ISSUER          NO           N/A               N/A

PROPOSAL #9.: Adopt the consolidated financial                             ISSUER          NO           N/A               N/A
statement and the Management's report of the capital
group activity for 2008

PROPOSAL #10.: Adopt the duties' fulfilling by the                         ISSUER          NO           N/A               N/A
Members of Management Board

PROPOSAL #11.: Adopt the duties' fulfilling by the                         ISSUER          NO           N/A               N/A
Members of Supervisory Board

PROPOSAL #12.: Adopt the changes among the Articles                        ISSUER          NO           N/A               N/A
of Association

PROPOSAL #13.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORDINA NV, UTRECHT
  TICKER:                N/A             CUSIP:     N67367164
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Management Board for the                       ISSUER          NO           N/A               N/A
FY 2008

PROPOSAL #3.: Adopt the financial statements of                            ISSUER          YES          FOR               FOR
Ordina N.V. for 2008

PROPOSAL #4.: Reservation and dividend policy                              ISSUER          NO           N/A               N/A

PROPOSAL #5.: Grant discharge to the members of the                        ISSUER          YES          FOR               FOR
Management Board

PROPOSAL #6.: Grant discharge to the members of the                        ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #7.: Appoint PricewaterhouseCoopers N.V. as                       ISSUER          YES          FOR               FOR
the Independent External Auditor of Ordina N.V. for
the financial years 2009 and 2010, in accordance with
 Article 28(2) of the Articles of Association

PROPOSAL #8.: Appoint Ms P.G.Boumeester, M.Sc. as a                        ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #9.: Authorize the Company, in accordance                         ISSUER          YES          FOR               FOR
with Articles 8 and 19(1)(a) of the Articles of
Association, to purchase treasury shares pursuant to
Management Board decisions subject to the approval of
 the Supervisory Board; under the Section 98, book 2
of the Netherlands Civil Code and Article 8(6) of the
 Company's Articles of Association, decisions to
purchase treasury shares are subject to the
authorization of the AGM shareholders; the
authorization is valid fro up to 18 months; it
proposed that the management Board be granted
authorization, subject to the approval of the
Supervisory Board, to Purchase treasury shares as
referred to in Article 8(6) of the Articles of
Association, for an 18 month period, starting on 06
MAY 2009; treasury shares will be purchased on the
stock exchange or otherwise, up to 10% of the issued
capital as at 06 MAY 2009 and at a price plus 10%;
the share price referred to above equals the average
closing price of the Ordina share as specified in the
 official list of Euronext Amsterdam N.V for five
consecutive trading days immediately preceding the
date of purchase

PROPOSAL #10.a: Approve to renew the designation of                        ISSUER          YES        AGAINST           AGAINST
the Ordina Group Priority Foundation, i.e the holder
of the Ordina priority share, as the body competent,
pursuant to Article 5(1) and (2) of the Article of
Association, to decide to issue share and grant
rights to subscribe for share in Ordina N.V for a
period of 18 months starting from 06 MAY 2009; this
is capped at 20% of the issued capital as at 06 MAY

PROPOSAL #10.b: Approve to renew the designation of                        ISSUER          YES        AGAINST           AGAINST
the priority as the body competent, pursuant to
Article 6(3) of the Articles of Association, to
restrict or exclude the pre-emption right for a
period of 18 months starting on 06 MAY 2009

PROPOSAL #11: Questions/closure                                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ORPEA, PUTEAUX
  TICKER:                N/A             CUSIP:     F69036105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the                         ISSUER          YES          FOR               FOR
2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the agreements referred to in                       ISSUER          YES        AGAINST           AGAINST
Articles L.225-38 Et sequence of the Commercial Code

PROPOSAL #O.6: Approve the attendance allowances                           ISSUER          YES          FOR               FOR
allocated to the Board of Directors

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
allow the Company to intervene on its own shares

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the capital by cancelling the Company's shares

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES        AGAINST           AGAINST
order to issue equities and/or any other securities,
with maintenance of preferential subscription rights
of shareholders

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue equities and/or any other securities,
with cancellation of preferential subscription rights
 of shareholders

PROPOSAL #E.11: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital up to10% in order
 to remunerate contributions in kind to the Company,
consisting of equities or securities

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue equities and/or securities in case of a public
exchange bid initiated by the Company

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue equities or securities freely fixing the
issuance price

PROPOSAL #E.14: Authorize the Board of Director to                         ISSUER          YES        AGAINST           AGAINST
increase the capital, with cancellation of
preferential subscription rights of shareholders, for
 the benefit of a category of determined people

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of equities to be issued in case
of a capital increase with or without cancellation of
 preferential subscription rights of shareholders

PROPOSAL #E.16: Approve the overall cap of capital                         ISSUER          YES          FOR               FOR
increases

PROPOSAL #E.17: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital by incorporation of
premiums, reserves, benefits or others

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue equities giving right to the
allocation of debt securities and not giving place to
 a capital increase of the Company

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue equities reserved for the Members of a Company
Savings Plan

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
freely allocate existing shares or those to be issued
 for the Corporate Managers and Employees

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
allocate subscription and/or purchase options of
shares for the Corporate Managers and Employees

PROPOSAL #E.22: Grant powers for the execution of the                      ISSUER          YES          FOR               FOR
 decisions and for formalities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                OSISKO MNG CORP
  TICKER:                N/A             CUSIP:     688278100
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Corporation's Directors                            ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Corporation's external Auditors for 2009 and
authorize the Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PA RESOURCES AB, STOCKHOLM
  TICKER:                N/A             CUSIP:     W6283U111
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of the Chairman of the meeting                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Establishment and approval of the list                       ISSUER          NO           N/A               N/A
of voters

PROPOSAL #4.: Approval of the Board's proposed agenda                      ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of the persons to countersign                       ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #6.: Determining whether the meeting has                          ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #7.a: speech by the Company's Chief                               ISSUER          NO           N/A               N/A
Executive Officer, Mr. Ulrik Jansson

PROPOSAL #7.b: Receive the report by the Company                           ISSUER          NO           N/A               N/A
Auditor

PROPOSAL #7.c: Presentation of the financial                               ISSUER          NO           N/A               N/A
statements and the Auditors' report, as well as the
consolidated financial statements and the Auditors'
report for the Group

PROPOSAL #8.a: Adopt the income statement and the                          ISSUER          YES          FOR               FOR
balance sheet as well as the consolidated income
statement and the consolidated balance sheet

PROPOSAL #8.b: Approve the allocation of the                               ISSUER          YES          FOR               FOR
Company's profits in accordance with adopted balance
sheet; that no dividend be paid for the FY 2008

PROPOSAL #8.c: Grant discharge to the Directors and                        ISSUER          YES          FOR               FOR
the Chief Executive Officer from liability

PROPOSAL #9.: Receive the Nomination Committee's                           ISSUER          YES          FOR               FOR
report on its work in addition to the statement of
the Nomination Committee explaining its Board

PROPOSAL #10.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Directors and Deputy Directors in addition to the
number of Auditors

PROPOSAL #11.: Approve to determine the fees for the                       ISSUER          YES          FOR               FOR
Board of Directors and the Auditors

PROPOSAL #12.: Elect the Directors and the Chair of                        ISSUER          YES        AGAINST           AGAINST
the Board and, when applicable, Deputies and the
Auditor

PROPOSAL #13.: Approve the principles for the                              ISSUER          YES          FOR               FOR
appointment of the Nomination Committee

PROPOSAL #14.: Approve the guidelines for the                              ISSUER          YES        AGAINST           AGAINST
remuneration of Senior Management approved during the
 AGM in 2008 should be approved by the AGM in 2009 up
 until the end of the AGM in 2010

PROPOSAL #15.: Approve the conditional amendment of                        ISSUER          YES          FOR               FOR
the Articles of Association as specified

PROPOSAL #16: Authorize the Board for the period up                        ISSUER          YES          FOR               FOR
to the next AGM, to resolve on one or more occasions,
 to increase the Company's share capital through a
share issue, convertible loans and warrants, by a
maximum total of SEK 7,250,000 equivalent to a max of
 14,500,000 shares, in this connection the Board
should also be able to deviate from the preferential
right of shareholders; payment for subscribed shares
should be made in kind, by offset or other
arrangement associated with conditions, the
authorization is intended to enable capital
procurement and/or Company acquisitions, in which
payment should wholly or partly consist of shares,
convertible loans and/or warrants; if this
authorization is fully utilized, it will have a

PROPOSAL #17.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #18.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PACE PLC, SHIPLEY WEST YORKSHIRE
  TICKER:                N/A             CUSIP:     G6842C105
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and if, thought fit, to adopt                        ISSUER          YES        AGAINST           AGAINST
the report of the Directors of the Company and the
accounts of the Company for the year ended 31 DEC
2008 and the Auditors' report thereon

PROPOSAL #2.: Approve the remuneration report of the                       ISSUER          YES          FOR               FOR
Directors for the year ended 31 DEC 2008

PROPOSAL #3.: Declare the final dividend of 0.6 pence                      ISSUER          YES          FOR               FOR
 per ordinary share in respect of the year ended 31
DEC 2008

PROPOSAL #4.: Re-elect Mr. Stuart Hall as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. David McKinney as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. John Grant as a Director                        ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #7.: Re-elect Mr. Michael Inglis as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-appoint KPMG Audit Plc as a Auditors                      ISSUER          YES        AGAINST           AGAINST
 of the Company to hold office from the conclusion of
 this meeting until the conclusion o of the next
general meeting at which accounts are laid before the
 Company and to authorize the Directors to determine
the Auditors remuneration

PROPOSAL #9.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and pursuant
to Section 80 of the Companies Act 1985, to allot,
grant options over, offer or otherwise deal with or
dispose of any relevant securities [Section 80] up to
 an aggregate nominal amount of GBP 4,985,065;
[Authority expires the earlier of the next AGM of the
 Company or 21 JUL 2010]; and the Directors may make
allotments during the relevant period which may be
exercised after the relevant period

PROPOSAL #S.10: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for any existing authority, subject to
the passing of Resolution 9 and pursuant to Section
95[1] of the Companies Act 1985, to allot equity
securities [Section 94] for cash pursuant to the
authority conferred by Resolution 9, disapplying the
statutory pre-emption rights [Section 89[1]],
provided that this power is limited to the allotment
of equity securities: a) in connection with a rights
issue in favor of ordinary shareholders; b) up to an
aggregate nominal amount of GBP 747,760; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or 21 JUL 2010]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
the authorities contained in the Articles of
Association of the Company, to make market purchases
[Section 163[3] of the Companies Act 1985] of up to
44,860,000 ordinary shares of 5 pence each in the
capital of the Company, at a minimum price of 5 pence
 and not more than 105% above the average market
value for such shares derived from the London Stock
Exchange Daily Official List, over the previous 5
business days; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 21 JUL
2010]; the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

PROPOSAL #S.12: Approve the Articles 51.1  of the                          ISSUER          YES          FOR               FOR
existing Articles of Association of the Company be
deleted and a new Articles 51.1 as set out in the
document produced to the meeting and signed by the
Chairman, be substituted in its place

PROPOSAL #S.13: Approve any general meeting of the                         ISSUER          YES          FOR               FOR
Company other than an AGM may be called on not less
than 14 clear days' notice

PROPOSAL #14.: Authorize the Directors to establish                        ISSUER          YES          FOR               FOR
the Pace Performance Share Plan [the PSP], a copy of
the draft rules of which has been produced to the
meeting and initialed by the Chairman [for the
purpose of identification only] and a summary of the
main provision of which is set out in Appendix 1 to
the letter to shareholders dated 20 MAR 2009 which
accompanies this notice

PROPOSAL #15.: Authorize the Directors to establish                        ISSUER          YES          FOR               FOR
schedules to or Further Share Plans based on the PSP
but modified to take accounts of local tax, exchange
control or Securities Laws in overseas territories
[which can specifically include a French Sub-Plan]
provided that any shares made available under any
such schedules or Further Plans are treated as
counting against the limits on individual and overall
 participation in the PSP

PROPOSAL #16.: Authorize the Directors to amend the                        ISSUER          YES          FOR               FOR
Pace Employee Benefits Trust [the Trust] to introduce
 a limit on the number of Company shares that the
Trust may hold, being 10% of the Company's issued
share capital from time to time

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PACIFIC BASIN SHIPPING LTD
  TICKER:                N/A             CUSIP:     G68437139
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and
auditors for the YE 31 DEC 2008

PROPOSAL #2.1: Re-elect Mr. Klaus Nyborg as an                             ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #2.2: Re-elect Mr. Jan Rindbo as an                               ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.3: Re-elect Mr. Daniel R. Bradshaw as a                        ISSUER          YES          FOR               FOR
Non-executive Director

PROPOSAL #2.4: Re-elect Mr. Robert C. Nicholson as an                      ISSUER          YES          FOR               FOR
 Independent Non-executive Director

PROPOSAL #2.5: Authorize the Board to fix the                              ISSUER          YES          FOR               FOR
remuneration of the Directors

PROPOSAL #3.: Re-appoint Messrs.                                           ISSUER          YES          FOR               FOR
PricewaterhouseCoopers, Certified Public Accountants,
 as the Auditors of the Company and authorize the
Board of Directors of the Company to fix their

PROPOSAL #4.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to allot, issue or otherwise deal with new shares of
USD 0.10 each in the capital of the Company [the
Shares] or securities convertible into Shares or
options, warrants or similar rights to subscribe for
any Shares and to make or grant offers, agreements,
options and warrants which would or might require the
 exercise of such powers, during and after the
relevant period not exceeding 10% of the aggregate
nominal amount of the issued share capital of the
Company, provided that any Shares to be allotted and
issued pursuant to the approval of this resolution
shall not be issued at a discount of more than 10% to
 the Benchmarked Price of the Shares, otherwise than
pursuant to a Rights Issue [as specified], the
exercise of the subscription or conversion rights
attaching to any warrants issued by the Company or
the exercise of options granted under the Long Term
Incentive Scheme of the Company or any scrip dividend
 providing for the allotment of Shares in lieu of the
 whole or part of a dividend on Shares; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Companies Act 1981 of Bermuda or the Company's
 Bye-Laws to be held]

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 to purchase or repurchase shares of USD 0.10 each in
 the capital of the Company [the Shares] on The Stock
 Exchange of Hong Kong Limited [the Stock Exchange]
or any other stock exchange on which the Shares may
be listed and recognized by the Securities and
Futures Commission of Hong Kong and Stock Exchange on
 share repurchases for such purposes, subject to and
in accordance with all applicable laws and
regulations, at such price as the Directors may at
their discretion determine in accordance with all
applicable laws and regulations, not exceeding 10% of
 the aggregate nominal amount of the issued share
capital of the Company; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Companies Act 1981 of Bermuda or the Company's Bye-

PROPOSAL #6.: Approve that the aggregate nominal                           ISSUER          YES          FOR               FOR
amount of share capital allotted or agreed
conditionally or unconditionally to be allotted by
the Directors of the Company pursuant to paragraph
[b] of the ordinary resolution passed by Shareholders
 at a SGM of the Company held on 08 JUN 2005 to
satisfy Share Awards, shall during the relevant
period not exceed 2% of the aggregate nominal amount
of the share capital of the Company in issue as at
the beginning of each such FY [being 34,946,202
shares as at 01 JAN 2009]; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Companies Act 1981 of Bermuda or the Company's Bye-

PROPOSAL #S.7: Amend the Bye-laws of the Company, by                       ISSUER          YES          FOR               FOR
deleting the existing Bye-law 127[1] in its entirety
and replacing it with the following new Bye-law
127[1]: as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PACIFIC RUBIALES ENERGY CORP
  TICKER:                N/A             CUSIP:     69480U206
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Serafino Iacono as a Director                      ISSUER          YES        ABSTAIN           AGAINST
 of the Corporation

PROPOSAL #2.: Elect Mr. Miguel De Ia Campa as a                            ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation

PROPOSAL #3.: Elect Mr. Ronald Pantin as a Director                        ISSUER          YES        ABSTAIN           AGAINST
of the Corporation

PROPOSAL #4.: Elect Mr. Jose Francisco Arata as a                          ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation

PROPOSAL #5.: Elect Mr. German Efromovich as a                             ISSUER          YES        ABSTAIN           AGAINST
Director of the Corporation

PROPOSAL #6.: Elect Mr. Neil Woodyer as a Director of                      ISSUER          YES        ABSTAIN           AGAINST
 the Corporation

PROPOSAL #7.: Elect Mr. Augusto Lopez as a Director                        ISSUER          YES          FOR               FOR
of the Corporation

PROPOSAL #8.: Elect Mr. Miguel Rodriguez as a                              ISSUER          YES          FOR               FOR
Director of the Corporation

PROPOSAL #9.: Elect Mr. Jose Efromovich as a Director                      ISSUER          YES          FOR               FOR
 of the Corporation

PROPOSAL #10.: Elect Mr. John Zaozirny as a Director                       ISSUER          YES        ABSTAIN           AGAINST
of the Corporation

PROPOSAL #11.: Re-appoint the Ernst and Young LLP, as                      ISSUER          YES          FOR               FOR
 the Auditors of the Corporation for the ensuring
year at a remuneration to be fixed by the Directors

PROPOSAL #12.: Approve the shareholder Protection                          ISSUER          YES          FOR               FOR
Rights Plan, all as specified

PROPOSAL #13.: Approve the re-pricing of the exercise                      ISSUER          YES        AGAINST           AGAINST
 price of certain stock options previously granted
under the Corporation's Stock Option Plan, all as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PADDY PWR PLC
  TICKER:                N/A             CUSIP:     G68673105
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept financial statements                       ISSUER          YES          FOR               FOR
and statutory reports

PROPOSAL #2.: Approve the dividends                                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Padraig O. Riordain as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.a: Re-elect Mr. Fintan Drury as a Director                     ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #4.b: Re-elect Mr. Tom Grace as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.c: Re-elect Mr. Jack Massey as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Board to fix the                               ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.6: Grant authority for the issuance of                         ISSUER          YES          FOR               FOR
equity or equity-linked securities without preemptive
 rights

PROPOSAL #S.7: Grant authority for the Share                               ISSUER          YES          FOR               FOR
Repurchase Program

PROPOSAL #S.8: Grant authority for the reissuance of                       ISSUER          YES          FOR               FOR
repurchased shares

PROPOSAL #S.9: Amend the Articles regarding:                               ISSUER          YES          FOR               FOR
electronic shareholder communications and appointment
 of multiple proxies

PROPOSAL #10.: Amend the rules of Paddy Power PLC                          ISSUER          YES          FOR               FOR
2004 Long Term Incentive Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PANALPINA WELTTRANSPORT (HOLDING) AG, BASEL
  TICKER:                N/A             CUSIP:     H60147107
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, inclusive                         ISSUER          YES          FOR               FOR
remuneration report, annual financial statement of
the Company and the consolidation accounting for the
FY 2008; the Management Board proposes the approval
of above mentioned reports

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Business Management and the Management Board

PROPOSAL #3.: Approve the use of the balance sheet                         ISSUER          YES          FOR               FOR
profit 2008 and dividend decision, profit brought
forward from the previous year CHF 184,981,856, Net
profit 2008 CHF 76,610,237, distributable balance
sheet CHF 261,592,093; the Management Board proposes
to use the distributable balance sheet as follows:
dividend distribution of CHF 1.90, Gross per
registered share CHF 44,906,852; balance carried
forward CHF 216,685,241

PROPOSAL #4.: Approve to renew until 15 MAY 2009 term                      ISSUER          YES          FOR               FOR
 authorized capital and extend with the same amount
until 05 MAY 2011; accordingly Management proposes
the amendment to Article 3a of the Articles of
Association as specified

PROPOSAL #5.: Approve to reduce the term of office                         ISSUER          YES          FOR               FOR
for the Management Board's Members; the Management
Board proposes for his Member's term of office of 1
year instead of 3 years; Article 14 break 1 of
Articles of Association should be as specified

PROPOSAL #6.: Amend the Article 13, Article 15 Break                       ISSUER          YES          FOR               FOR
3 Number 9, Article 18 as well as section C of
Articles of Association corresponding to the amended
legal regulations and correct editorial as specified

PROPOSAL #7.: Elect the Audit Firm; approve to extend                      ISSUER          YES          FOR               FOR
 as a Audit Firm KPMG AG, Zurich for another 1 year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PANAUST LTD
  TICKER:                N/A             CUSIP:     Q7283A110
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the issue of 75 million options                      ISSUER          YES          FOR               FOR
 to Goldman Sachs JBWere Capital Markets Limited on
the terms and conditions as specified

PROPOSAL #2.: Approve, for the purposes of Listing                         ISSUER          YES          FOR               FOR
Rule 7.4, the issue of 147,065,717 fully paid
ordinary shares by way of share placement on 28 JAN
2009 [on the terms as specified] as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PANAUST LTD
  TICKER:                N/A             CUSIP:     Q7283A110
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the remuneration report contained                      ISSUER          YES          FOR               FOR
 in the Directors' report of the Company for the FYE
31 DEC 2008

PROPOSAL #2.: Elect Mr. Garry Hounsell as a Director                       ISSUER          YES          FOR               FOR
of the Company's

PROPOSAL #3.: Elect Mr. Geoffrey Billard, as a                             ISSUER          YES          FOR               FOR
Director of the Company, in accordance with the
Company's constitution

PROPOSAL #4.: Re-elect Mr. Andrew Daley as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires by rotation in
accordance with the Company's constitution

PROPOSAL #5.: Approve that, in accordance with rule                        ISSUER          YES          FOR               FOR
10.14 of the ASX Listing Rules of the Australian
Securities Exchange Limited, the issue of: a) 17.2
million options under the Executives' Option Plan; or
 b) 8 million share rights under the Share Rights
Plan, to Mr. Gary Stafford, the Managing Director of
the Company, in accordance with the terms as specified

PROPOSAL #6.: Approve that, in accordance with rule                        ISSUER          YES          FOR               FOR
7.1 of the ASX Listing Rules of the Australian
Securities Exchange Limited, the issue of 75 million
options to Goldman Sachs JBWere Capital Markets
Limited on the terms and conditions as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PAN-INTERNATIONAL INDUSTRIAL CORP
  TICKER:                N/A             CUSIP:     Y67009103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: The 2008 operation report                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Supervisors review of year 2008                              ISSUER          NO           N/A               N/A
financial report

PROPOSAL #3.: Report the status of endorsement                             ISSUER          NO           N/A               N/A
guarantee provided and lending funds to other parties

PROPOSAL #4.: Others reporting matter                                      ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the recognition of 2008                              ISSUER          YES          FOR               FOR
financial report

PROPOSAL #6.: Approve the recognition of 2008 earning                      ISSUER          YES          FOR               FOR
 distributions [cash dividend TWD 0.2 per share,
stock dividend 40 shares per 1,000 shares from retain
 earnings subject to 20% withholding tax]

PROPOSAL #7.: Approve to discuss capitalization                            ISSUER          YES          FOR               FOR
through issuance of new shares

PROPOSAL #8.: Approve to revise the memorandum and                         ISSUER          YES          FOR               FOR
the Articles of Association

PROPOSAL #9.: Approve to revise the procedure of                           ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #10.: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee provided

PROPOSAL #11.: Others agenda and extemporary motions                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PATEL ENGINEERING LTD
  TICKER:                N/A             CUSIP:     Y6786T148
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, in supersession                        ISSUER          YES        AGAINST           AGAINST
to the resolution passed by the Members of the
Company 08 AUG 2008 and in accordance with the
provisions of Section 81 and all other applicable
provisions, if any, of the Companies Act, 1956, [the
Act] [including any amendments thereto or statutory
modification(s) or re-enactment(s) thereof for the
time being in force] and in accordance with the
provisions of the Memorandum of Association and
Articles of Association of the Company, the
provisions of the Listing Agreement entered into by
the Company with the Stock Exchanges where the shares
 of the Company are listed, the provisions of Foreign
 Exchange Management Act, 1999 and rules and
regulation framed thereunder and in accordance with
the applicable regulations and guidelines of the
Reserve Bank of India [RBI], Securities and Exchange
Board of India [SEBI], including the provisions of
Chapter XIII-A of the Securities and Exchanges Board
of India [Disclosure and Investor Protection]
Guidelines, 2000 [the SEBI [DIP] Guidelines] relating
 to issue of securities through Qualified
Institutional Placement including any amendments
thereto or any re-enactments thereof for the time
being in force, the provisions of the issue of
Foreign Currency Convertible Bonds and Ordinary
Shares [Through Depository Receipt Mechanism] Scheme,
 1993 [FCCB Scheme], financial institutions and all
other concerned and relevant authorities from time to
 time, to the extent applicable and subject to all
other applicable statutes, guidelines, regulations,
approvals, consents, permissions or sanctions of the
Governments of India, RBI, SEBI, the Foreign
Investment Promotion Board [the FIPB] and any other
appropriate authorities, institutions or bodies; and
further subject to such conditions and modifications
as may be prescribed or imposed by any such
authority/authorities while granting any such
approvals, consents, permissions and sanctions which
may be agreed to, in its sole discretion, by the
Board of Directors of the Company [hereinafter called
 the Board which term shall be deemed to include any
Committee which the Board may have constituted or
hereinafter constitute from to time to exercise its
powers including the power conferred by this
resolution] to accept, if it thinks fit in the
interest of the Company and to create, offer, issue
and allot, on such occasion or occasions, in 1 or
more tranches, [including with provisions for
reservation on firm and/or competitive basis, of such
 part of issue and for such categories of persons as
may be permitted] in the course of 1 or more domestic
 or international offerings, with or without green
shoe option in the course of one or more public or
private offerings by way of public issue rights
issue, preferential allotment including Qualified
Institutional Placement pursuant to Chapter XIII-A of
 the SEBI [DIP] Guidelines, as amended from time to
time, or otherwise, in the domestic or one or more
international markets, equity shares and/or equity
shares through depository receipts and/or the holders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PATNI COMPUTER SYS
  TICKER:                N/A             CUSIP:     Y6788H100
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 DEC 2008 and the profit & loss account
 for the YE on that date and the reports of the
Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares for                      ISSUER          YES          FOR               FOR
 the YE 31 DEC 2008

PROPOSAL #3.: Re-appoint Mr. Arun Maira as a                               ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Pradip Shah as a                              ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors to hold office                          ISSUER          YES          FOR               FOR
from conclusion of this meeting to the conclusion of
next AGM and approve to fix their remuneration

PROPOSAL #6.: Authorize Board of Directors, pursuant                       ISSUER          YES          FOR               FOR
to the provisions of sub-section 3 of Section 228 and
 other applicable provisions the Companies Act 1956
to re-appoint M/s. MGI Revideco AB Authorized Public
Accountants, as Sweden Branch Auditors to hold office
 from the conclusion of this Meeting to the
conclusion of the next AGM and approve to fix their
remuneration for auditing accounts of the Company's
branch office at Sweden for the YE 31 DEC 2009

PROPOSAL #S.7: Approve, pursuant to the provisions of                      ISSUER          YES        AGAINST           AGAINST
 Section 31 and other applicable provisions, if any,
of the Companies Act, 1956 to Substitute the existing
 definition of ''Employee Stock Option Scheme'' or
'ESOP' in Article No. 2.1(29) and Article Nos. 23(a),
 32(a), 32(b) and 47 (a) by the Articles 2.1(29),
23(a), 23(g), 32(a), 32(b) and  47 (a) of the
Articles of Association of the Company, as specified

PROPOSAL #8.: Authorize the Members of the Company,                        ISSUER          YES          FOR               FOR
pursuant to the provisions of Section 198, 269, 309,
310, 311, 387, Schedule XIII and other applicable
provisions, if any, of the Companies Act 1956 and
subject to other approvals as may be necessary
including the approval from the Central Government,
for the appointment of Mr. Jeya Kumar as a 'Manager'
with designation 'Chief Executive Officer' w.e.f. 20
FEB 2009 for the period of 5 years on the terms and
conditions as specified; authorize the Board of
Directors to vary, alter or modify the different
components of the remuneration as may be agreed by
the Board of Directors and Mr. Jeya Kumar

PROPOSAL #S.9: Authorize the Board, pursuant to the                        ISSUER          YES        AGAINST           AGAINST
Securities and Exchange Board of India [Employee
Stock Option Scheme and Employee Stock Purchases
Scheme] Guidelines, 1999 [hereinafter referred to as
the 'SEBI ESOP Guidelines'] and any amendment
thereto, to offer and issue not exceeding 1,850,000
options [1,500,000 Equity Linked Options and 350,000
Restricted Stock Units] under Patni ESOP 2003
[Revised 2008] i.e. in excess of 1% of the issued
capital of the Company to Mr. Jeya Kumar, as per the
terms of his appointment, as specified

PROPOSAL #10.: Appoint Mr. Jeya Kumar, Chief                               ISSUER          YES          FOR               FOR
Executive Officer of the Company, pursuant to Section
 257 of the Companies Act 1956, in respect of whom
the Company has received notice in writing from a
Member under Section 257 of the Companies Act 1956,
signifying his intention to propose him as a
candidate for the office of Director, liable to

PROPOSAL #11.: Appoint Mr. Pradip Baijal as a                              ISSUER          YES          FOR               FOR
Director of the Company liable to retire by rotation,
 pursuant to Section 257 of the Companies Act 1956 in
 respect of whom the Company has received notice in
writing from a member under Section 257 of the
Companies Act 1956 signifying his intention to
propose him as a candidate for the office of Director

PROPOSAL #S.12: Authorize the Board of  Directors of                       ISSUER          YES        AGAINST           AGAINST
the Company,  in modifications of Special Resolution
No. 10 passed at 25th AGM held on 30 JUN 2003 and
also Special Resolution No 11 and 12 ratified and
passed at 26th AGM held on 29 JUN 2004 in respect of
Employee Stock Option Plan ['Patni ESOP 2003 [Revised
 2008] pursuant to Section 81(1A) and all other
applicable provisions if any of the Companies Act
1956 the provisions of the Memorandum and Articles of
 Association of the Company's and the
regulations/guidelines issued by Securities and
Exchange Board of India or any other relevant
authority on Employees Stock Option Plans from time
to time and subject to such approvals, consents,
permissions and sanctions, which term shall be deemed
 to include the Compensation and remuneration
Committee or any other Committee which the Board may
constitute to exercise its powers including the
powers conferred by this resolution] to issue and
allot additional 8,000,000 Equity Shares of nominal
value of INR 2 each to the permanent employees of the
 Company [including Executive and Non- Executive
Directors but excluding the Promoter Directors] under
 a 'Patni ESOP 2003 [Revised 2008] created by the
Company for the benefit of the employees inter alia
on the terms and conditions as specified in the said
Patni ESOP 2003 [Revised 2008]; approve the options
granted to Non-Executive Directors including
Independent Directors shall not exceed 150,000
options in a FY in aggregate shall not be more than
1,500,000 under the said Patni ESOP Plan

PROPOSAL #S.13: Authorize the Directors of the                             ISSUER          YES        AGAINST           AGAINST
Company, in modifications of Special Resolution No.
10 passed at 25th AGM held on 30th JUN 2003 and also
Special Resolution No. 11 and 12 ratified and passed
at 26th AGM held on 29th JUN 2004 in respect of
Employee Stock Option Plan ['Patni ESOP 2003 [Revised
 2008] pursuant to Section 81(1A) and all other
applicable provisions if any of the Companies Act
1956 the provisions of the Memorandum and Articles of
 Association of the Company and the
regulations/guidelines issued by Securities and
Exchange Board of India or any other relevant
authority on Employee Stock Option plans form time to
 time and subject to such approvals, consents,
permissions and sanctions, which term shall be deemed
 to include the Compensation and remuneration
Committee or any other Committee which the Board may
constitute to exercise its powers including the
powers conferred by this resolution, to issue and
allot additional 8,000,000 Equity Shares of nominal
value INR 2 each to the permanent employees of the
subsidiaries of the Company [including Executive and
Non-Executive Directors of such subsidiaries but
excluding the Promoter Directors] under a 'Patni ESOP
 2003 [Revised 2008] created by the Company for the
benefit of the employees of the subsidiaries inter
alia on the terms and conditions as specified in the
said Patni ESOP 2003 [Revised 2008]

PROPOSAL #S.14: Approve, pursuant to the provisions                        ISSUER          YES          FOR               FOR
of Section 314 and other applicable provisions, if
any, of the Companies Act 1956, including any
statutory modifications or re-enactment thereof
consent and approval of the Company be accorded to
Mr. Anirudh Patni a relative of Mr. N. K. Patni
Chairman of the Company to hold and continue to hold
an office or place of profit as Senior Vice President
 - Strategy and Corporate Development of Patni
Americas Inc. [formerly Patni Computer Systems Inc.]
[Patni Inc.] a wholly owned subsidiary of the Company
 on revised terms and conditions as specified

PROPOSAL #S.15: Approve, subject to such approvals as                      ISSUER          YES          FOR               FOR
 may be necessary, the Non-Executive Directors of the
 Company be paid annually for each of the 5 years up
to the year 2013, an amount not exceeding 1% of net
profits of the Company as provided under Section
309(4) of the Companies Act 1956 [the ''Act''] or any
 amendment or modification thereof in addition to the
 sitting fees for attending the meeting of the Board
of Directors or any Committee thereof, to be divided
amongst the Directors aforesaid in such manner as the
 Board of Directors of the Company may from time to
time determine

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PBG S.A.
  TICKER:                N/A             CUSIP:     X634AG103
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve to acknowledge the proper                            ISSUER          NO           N/A               N/A
convening of the meeting and its ability to adopt
resolutions

PROPOSAL #4.: Approve the presentation of the agenda                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the Scrutiny Commission                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the presentation of the                              ISSUER          NO           N/A               N/A
financial statement and the management Board Report
on the company activities, Company Capital Group
activity, consolidated financial statement and motion
 on profit distribution for 2008

PROPOSAL #7.: Approve the Supervisory Board's                              ISSUER          NO           N/A               N/A
Evaluation of the Management's reports

PROPOSAL #8.: Approve the discussion on presented                          ISSUER          NO           N/A               N/A
reports

PROPOSAL #9.: Approve the management Board report on                       ISSUER          NO           N/A               N/A
Company Activities and financial statement for 2008

PROPOSAL #10.: Approve the Report on capital group                         ISSUER          NO           N/A               N/A
activities and the consolidated financial statement
for 2008

PROPOSAL #11.: Approve the Profit distribution for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #12.: Approve to discharge the members of                         ISSUER          NO           N/A               N/A
the management Board from their duties completed in

PROPOSAL #13.: Approve to discharge the Members of                         ISSUER          NO           N/A               N/A
the Supervisory Board from their duties completed in

PROPOSAL #14.: Approve the changes among the                               ISSUER          NO           N/A               N/A
Supervisory Board members

PROPOSAL #15.: Adopt the Resolution on issuing series                      ISSUER          NO           N/A               N/A
 A bonds interchangeable into series G Shares and
increasing the share capital, excluding the rights
issue of the existing Shareholders

PROPOSAL #16.: Adopt the Resolution on increasing the                      ISSUER          NO           N/A               N/A
 Share Capital by issuing series H Shares excluding
the rights issue of the Existing Shareholders

PROPOSAL #17.: Amend the Companys Statute text in                          ISSUER          NO           N/A               N/A
order to authorize the Management Board to increase
the Share Capital

PROPOSAL #18.: Amend the Companys Statute text                             ISSUER          NO           N/A               N/A

PROPOSAL #19.: Authorize the Management Board to set                       ISSUER          NO           N/A               N/A
the uniform text of Articles of Association

PROPOSAL #20.: Amend the rules of the Supervisory                          ISSUER          NO           N/A               N/A
Board
PROPOSAL #21.: Amend the rules of General Meetings                         ISSUER          NO           N/A               N/A

PROPOSAL #22.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PDG RLTY S A EMPREENDIMENTOS E PARTICIPACOES
  TICKER:                N/A             CUSIP:     P7649U108
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve to decide regarding the early                        ISSUER          YES          FOR               FOR
exercise of the purchase option, through the
acquisition, of 30% of the common shares
representative of the share capital of CHL
Desenvolvimento Imobiliario S.A. CHL, instituted in
accordance with the terms of the Memorandum of
understanding entered into by the Company and by Mr.
Rogerio Chor, which was the subject of a notice of
material fact from the Company dated 27 NOV 2007, CHL
 Memorandum, in such a way that the same should be
fully exercised through the merger, by the Company,
of CHL Lxx Incorporacoes LTDA. CHL Holding

PROPOSAL #II.: Approve to decide regarding the                             ISSUER          YES          FOR               FOR
protocol and justification of the transaction of
merger of CHL Lxx Incorporacoes LTDA. into PDG Realty
 S.A. Empreendimentos E Participacoes CHL protocol

PROPOSAL #III.: Ratify the appointment and hiring of                       ISSUER          YES          FOR               FOR
the Company responsible for the preparation of the
book valuation report of the net worth of CHL Holding

PROPOSAL #IV.: Approve to decide regarding the book                        ISSUER          YES          FOR               FOR
valuation report of the net worth of CHL Holding

PROPOSAL #V.: Approve to decide regarding the merger                       ISSUER          YES          FOR               FOR
of CHL Holding into the Company, in accordance with
the terms and conditions established in the CHL
protocol

PROPOSAL #VI.: Approve to increase of the share                            ISSUER          YES          FOR               FOR
capital of the Company as a result of the merger of
CHL Holding, through the transfer of the book net
worth of CHL Holding to the Company, with the
issuance of new, common shares, as well as the
issuance of 4 classes 2 warrants

PROPOSAL #VII.: Amend the main part of Article 5 of                        ISSUER          YES          FOR               FOR
the Corporate Bylaws of the Company, because of the
increase in the capital of the Company that is
referred to in item VI, above

PROPOSAL #VIII.: Amend the second Paragraph of                             ISSUER          YES          FOR               FOR
Article 8, to make the rule for the participation of
Company shareholders in general meetings flexible

PROPOSAL #IX.: Approve to decide regarding the                             ISSUER          YES          FOR               FOR
inclusion of the first Paragraph of Article 16 and
amendment of the main part of Article 17 of the
Corporate Bylaws of the Company to change the rules
for representation of the Company by its Officers

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PDG RLTY S A EMPREENDIMENTOS E PARTICIPACOES
  TICKER:                N/A             CUSIP:     P7649U108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the Directors accounts, to                       ISSUER          YES          FOR               FOR
examine, discuss and approve the Company's
consolidated financial statements for the FYE 31DEC
2008

PROPOSAL #2.: Approve the distribution of net profits                      ISSUER          YES          FOR               FOR
 from the 2008 FY and to pay Company dividends

PROPOSAL #3.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors

PROPOSAL #4.: Approve to set the total annual                              ISSUER          YES          FOR               FOR
remuneration for the Members of the Board of
Directors elected, and for the Executive Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PDG RLTY S A EMPREENDIMENTOS E PARTICIPACOES
  TICKER:                N/A             CUSIP:     P7649U108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2nd issuance of debentures                       ISSUER          YES          FOR               FOR
of the Company , with floating, collateral
guarantees, in the book entry form and convertible
into shares of the Company, with the following
characteristics: the second issuance of debentures of
 the Company will be in the amount of up to BRL
276,000,000.00, divided in up to 27,600 debentures,
with a unit face value of BRL 10,000.00 on the date
of issuance, the debentures from the second issuance
will be the object of private placement, without any
sales effort to investors, the debentures of the
second issuance will be convertible into common
shares issued by the Company, at the conversion price
 of BRL 17.00, a maturity of 42 months, counted from
the date of issuance, remuneration equivalent to the
Interbank certificate of deposit rate increased by 2%
 a year, payable semiannually, after 2 years counted
from the issuance of the debentures of the second
issuance, the Company will have the right to request
the conversion of up to 50% of the debentures in
circulation if the average trading price of a common
share issued by the Company on the 60 previous
trading sessions is equal to or greater than 140% of
the conversion price, the debentures from the 2nd
issuance will be guaranteed by Allen established on
100 %of the common shares issued by Chl
Desenvolviemento Imobiliario S.A. and by a general
lien on the assets of the Company, in accordance with
 the terms of article 58, Paragraph 1, of Law 6404
76, the shareholders of the Company will be ensured a
 preemptive right for the subscription of the
debentures, in the proportion of the number of shares
 issued by the Company of which they are owners, in
accordance with their shareholding position on the
date of the EGM that approves the mentioned issuance,
 the funds resulting from the second issuance will be
 allocated to reinforcing the capital structure of
the Company for the acquisition of real estate
projects or of ownership interests in companies that
conduct real estate projects, as well as for the
capitalization of such Companies and/or projects in
such a way as to guarantee the conclusion of the

PROPOSAL #2.: Approve to delegate to the Board of                          ISSUER          YES          FOR               FOR
Directors of the Company authority to amend, in
regard to the 2nd issuance of debentures, the matters
 that are dealt with in the second part of Paragraph
1 of Article 59 of Law 6404 76

PROPOSAL #3.: Authorize the Executive Committee of                         ISSUER          YES          FOR               FOR
the Company to take all the measures to effectuate
the 2nd issuance of debentures, including, but not
limited to, doing all the acts necessary for the
signing of the documents in reference to the
respective issuances, fiduciary agent, paying agent,
transfer agent institution, legal consultants and
other institutions that may be necessary for carrying
 out the issuances, establishing their respective
fees, as well as the publication and the registration
 of documents of a corporate nature with the

PROPOSAL #4.: Ratify all the acts that have been done                      ISSUER          YES          FOR               FOR
 by the Executive Committee prior to the date of the
general meeting related to the matters contained in
the agenda

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PEAB AB, FORSLOV
  TICKER:                N/A             CUSIP:     W9624E101
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Goran Grosskopf as the                       ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Approval of the voting list                                  ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 2 minute-checkers                                ISSUER          NO           N/A               N/A

PROPOSAL #6.: Corroboration that the meeting has been                      ISSUER          NO           N/A               N/A
 duly convened

PROPOSAL #7.: Receive the Chief Executive Officer's                        ISSUER          NO           N/A               N/A
report

PROPOSAL #8.: Receive the annual accounts and the                          ISSUER          NO           N/A               N/A
Auditor's report, the consolidated financial
statements and the consolidated Auditor's report

PROPOSAL #9.: Adopt the income statement, and balance                      ISSUER          YES          FOR               FOR
 sheet as well as the consolidated income statement
and the consolidated balance sheet

PROPOSAL #10.: Approve a dividend of SEK 2.25 per                          ISSUER          YES          FOR               FOR
share for the FY of 2008 and 19 MAY 2009 as the
record date for the payment of dividends; if the AGM
approves the Board of Directors proposal it is
estimated that Euroclear Sweden will distribute this
dividend on 25 MAY 2009

PROPOSAL #11.: Grant discharge to the Board Members                        ISSUER          YES          FOR               FOR
and the Chief Executive Officer

PROPOSAL #12.: Adopt the number of Board Members at 6                      ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve that the remuneration to the                        ISSUER          YES          FOR               FOR
Chairman is SEK 400,000 and to each Board Member not
employed in the Company SEK 150,000; the remuneration
 to each Member of the Remuneration Committee and
Finance Committee not employed in the Company is SEK
25,000 [unchanged]; the total remuneration to Board
Members is SEK 1,250,000[1,100,000]; and that the
Auditor's fees shall continue to be those presented
in an approved statement of accounts

PROPOSAL #14.: Re-elect Ms. Annette Brodin Rampe and                       ISSUER          YES        AGAINST           AGAINST
Messrs. Karl-Axel Granlund, Goran Grosskopf, Mats
Paulsson, Svante Paulsson and Lars Skold as the
Members of the Board of Directors; elect Mr. Fredrik
Paulsson as a new Member of the Board of Directors
and re-elect Mr. Goran Grosskopf as the Chairman of
the Board

PROPOSAL #15.: Re-elect Messrs. Alf Svensson, KPMG as                      ISSUER          YES          FOR               FOR
 the Auditor and Mr. Dan Kjellqvist, KPMG  as the
Deputy Auditor and elect Mr. Thomas Thiel, KPMG, as
the Auditor and Mr. David Olow as the Deputy Auditor;
 and this proposal entails the increase of the number
 of Auditors to 2 and Deputy Auditors to 2

PROPOSAL #16.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: re-elect Messrs. Malte
Akerstrom, Leif Franzon, Erik Paulsson and Goran
Grosskopf as the Members of the Nomination Committee
and Mr. Malte Akerstrom is nominated as the Chairman

PROPOSAL #17.: Amend Section 4, paragraph 1 and                            ISSUER          YES          FOR               FOR
Section 7, paragraph 2 of the Articles of Association
 of the Company as specified

PROPOSAL #18.: Authorize the Board, on 1 or more                           ISSUER          YES          FOR               FOR
occasions, until the next AGM, to decide to issue B
shares corresponding to a maximum of 10% of the
registered share capital at the time of
authorization, with or without preferential rights
for current shareholders

PROPOSAL #19.: Authorize the Board to until the next                       ISSUER          YES          FOR               FOR
AGM, decide to, on the NASDAQ OMX Stockholm or
through an offer to buy directed to all shareholders,
 or to shareholders holding a certain class of
shares, buy back at the most as many shares so that
after the acquisition the Company's holding of own
shares corresponds to 10% of the all shares in the
Company; the shares may be bought on NASDAQ OMX
Stockholm at a price within the registered price
interval on each occasion or, when acquired through
an offer to buy for a cash compensation, at a price
corresponding to the lowest market price at the time
of the offer with a maximum deviation of 30% upwards;
 to decide, on NASDAQ OMX Stockholm or in connection
with for example an acquisition, and with or without
a deviation from shareholders' preferential rights,
to divest a maximum of all own shares held by the
Company on NASDAQ OMX Stockholm, at a price within
the registered price interval on each occasion, or,
if divested in some other manner, at a price
corresponding to the market price of the shares at
the time of the transfer with any deviation the Board
 considers appropriate to improve the Company's

PROPOSAL #20.: Adopt the guidelines for the                                ISSUER          YES          FOR               FOR
remuneration to the Senior Officers

PROPOSAL #21.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #22.: Closure of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERMASTEELISA SPA, VITTORIO VENETO
  TICKER:                N/A             CUSIP:     T7503R106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors, the Auditors and
the Audit firm report, any adjournment thereof,
consolidated financial statement at 31 DEC 2008 and
reports

PROPOSAL #2.1: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: International
Architecture S.A.  To view the complete list please
visit the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840
101/INFST_38858.pdf

PROPOSAL #2.2: Slate of candidates for the                                 ISSUER          NO           N/A               N/A
appointment as Directors presented by: D.I.T.D.
Holding S.A.  To view the complete list please visit
the below URL:
https://materials.proxyvote.com/Approved/99999Z/19840

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PERSIMMON PLC
  TICKER:                N/A             CUSIP:     G70202109
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Director's and the                               ISSUER          YES          FOR               FOR
Auditor's reports and the financial statements for
the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. John White as a Director                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. David Thompson as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Hamish Leslie Melville as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #6.: Re-elect Mr. Nicholas Wrigley as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company until the conclusion of the
next AGM and authorize the Directors to determine
their remuneration

PROPOSAL #S.8: Authorize the Company, pursuant to the                      ISSUER          YES          FOR               FOR
 authorities contained in its Articles of
Association, for the purposes of Section 166 of the
Companies Act 1985 [the 1985 Act], to make market
purchases [Section 163(3) of the 1985 Act] of up to
30,018,769 ordinary shares of 10p each in its capital
 [Ordinary Shares], at a minimum price of not less
than 10p and a maximum price not more than 5% above
the average of the market value per Ordinary Share as
 derived from the London Stock Exchange plc Daily
Official List for the 5 business days immediately
preceding the date on which the purchase is made, or
the higher of the price of the last independent trade
 and the highest current independent bid on the
London Stock Exchange at the time the purchase is
carried out; [Authority expires at the conclusion of
the AGM to be held in 2010 (except in relation to the
 purchase of Ordinary Shares the contract for which
was concluded before the date of the expiry of the
authority and which would or might be completed

PROPOSAL #9.: Authorize the Directors, for the                             ISSUER          YES          FOR               FOR
purpose of Section 80 of the Companies Act 1985
[Act], to allot relevant securities [Section 80(2) of
 the 1985 Act] up to an aggregate nominal amount of
GBP 6,240,856 to such persons and upon such
conditions as the Directors may determine; [Authority
 expires at the conclusion of the AGM to be held in
2010]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.10: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 9 and pursuant to Section
95(1) of the Companies Act 1985[the 1985 Act] and in
substitution for any previous power conferred on the
Directors pursuant to that Section, to allot equity
securities pursuant to the authority conferred by
Resolution 9, disapplying the statutory pre-emption
rights [Section 89(1)], provided that this power is
limited to the allotment of equity securities: a) in
connection with a rights issue; b) up to an aggregate
 nominal amount of GBP 1,512,957; [Authority expires
at the conclusion of the AGM to be held in 2010]; and
 the Directors may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.11: Approve that a general meeting of the                      ISSUER          YES          FOR               FOR
 Company, other than an AGM, may be called on not
less than 14 clear days' notice, such authority to
expire at the conclusion of the AGM of the Company to
 be held in 2010

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PESCANOVA SA, PONTEVEDRA
  TICKER:                N/A             CUSIP:     E8013L130
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
Management report 2008

PROPOSAL #2.: Approve the distribution of results                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Re-elect or appoint the Auditor                              ISSUER          YES          FOR               FOR

PROPOSAL #4.: Authorize the Board to acquire own                           ISSUER          YES          FOR               FOR
shares and to distribute them

PROPOSAL #5.: Authorize the Board  to issue Non-                           ISSUER          YES          FOR               FOR
Convertible fixed income securities

PROPOSAL #6.: Authorize the Board to issue                                 ISSUER          YES        AGAINST           AGAINST
convertible fixed income securities and consequently
increase capital

PROPOSAL #7.: Authorize the Board to increase capital                      ISSUER          YES          FOR               FOR
 with in legal limit

PROPOSAL #8.: Approve to present the annual report                         ISSUER          YES          FOR               FOR

PROPOSAL #9.: Authorize the Board to execute the                           ISSUER          YES          FOR               FOR
resolutions of the meeting and deposit accounts in
the trade register

PROPOSAL #10.: Approve the minutes                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETER HAMBRO MINING PLC, LONDON
  TICKER:                N/A             CUSIP:     G5555S109
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors thereon

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Appoint Deloitte LLP as the Auditors                         ISSUER          YES          FOR               FOR
and authorize the Directors to fix their remuneration

PROPOSAL #4.: Re-elect Sir Malcolm Field as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-elect Sir Roderic Lyne as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #6.: Re-elect Mr. Brian Egan as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-elect Mr. Peter Hambro as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #8.: Re-elect Mr. Peter Hill Wood as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #9.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.10: Approve to disapply statutory pre-                         ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.11: Authorize the Company to purchase                          ISSUER          YES          FOR               FOR
shares

PROPOSAL #12.: Approve the Company's Long Term                             ISSUER          YES          FOR               FOR
Incentive Plan

PROPOSAL #S.13: Adopt new Articles of Association                          ISSUER          YES          FOR               FOR

PROPOSAL #S.14: Approve a resolution to allow General                      ISSUER          YES          FOR               FOR
 meetings to be called on not less than 14 days'

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETRO ANDINA RES INC
  TICKER:                N/A             CUSIP:     716438106
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of Directors                       ISSUER          YES          FOR               FOR
to be elected at 8

PROPOSAL #2.: Elect the Directors for the ensuing                          ISSUER          YES          FOR               FOR
year, as specified

PROPOSAL #3.: Appoint PricewaterhouseCoopers LLP,                          ISSUER          YES          FOR               FOR
Chartered Accountants, as our Auditors and authorize
the Directors to fix their remuneration, as specified

PROPOSAL #4.: Approve the Shareholder Protection                           ISSUER          YES          FOR               FOR
Rights Plan of Petro Andina, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROBANK ENERGY & RES LTD
  TICKER:                N/A             CUSIP:     71645P106
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Chris J. Bloomer as a                             ISSUER          YES        ABSTAIN           AGAINST
Director
PROPOSAL #1.2: Elect Mr. Ian S. Brown as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #1.3: Elect Mr. Louis L. Frank as a Director                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.4: Elect Mr. M. Neil Mccrank as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #1.5: Elect Mr. Kenneth R. Mckinnon as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.6: Elect Mr. Jerald L. Oaks as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #1.7: Elect Mr. James D. Tocher as a Director                     ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #1.8: Elect Mr. Harrie Vredenburg as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #1.9: Elect Mr. John D. Wright as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint Deloitte & Touche LLP,                               ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the
Corporation for the ensuing year and authorize the
Directors to fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROFAC LTD, ST HELIER
  TICKER:                N/A             CUSIP:     G7052T101
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the final dividend                                   ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #4.: Re-appoint M. Kjell Almskog as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-appoint Mr. Maroun Semaan as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-appoint Mr. Amjad Bseisu as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #7.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #8.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #9.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.10: Approve to renew the Directors                             ISSUER          YES          FOR               FOR
authority to allot shares without rights of pre-

PROPOSAL #S.11: Authorize the Company to purchase and                      ISSUER          YES          FOR               FOR
 hold its own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETROLEUM GEO-SVCS ASA NEW
  TICKER:                N/A             CUSIP:     R69628114
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to designate the Inspector[s]                        ISSUER          YES          FOR               FOR
of minutes of the meeting

PROPOSAL #2.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
the statutory reports

PROPOSAL #3.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #4.1: Elect Mr. Francis Robert Gugen as                           ISSUER          YES          FOR               FOR
Chairman

PROPOSAL #4.2: Elect Mr. Harald Norvik as a Deputy-                        ISSUER          YES          FOR               FOR
Chairman

PROPOSAL #4.3: Re-elect Mr. Wenche Kjoelaas as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.4: Re-elect Mr. Daniel Piette as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.5: Re-elect Mr. Holly van Deursen as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.6: Elect Mr. Anette Malm Justad as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.1: Re-elect Mr. Roger O'Neil as a Member                       ISSUER          YES          FOR               FOR
of Nominating Committee

PROPOSAL #5.2: Re-elect Mr. C. Maury Devine as a                           ISSUER          YES          FOR               FOR
Member of Nominating Committee

PROPOSAL #5.3: Re-elect Mr. Hanne Harlem as a Member                       ISSUER          YES          FOR               FOR
of Nominating Committee

PROPOSAL #5.4: Amend the Nominating Committee Mandate                      ISSUER          YES          FOR               FOR
 and Charter

PROPOSAL #6.1: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Directors and the Members of Nominating Committee for
 2008

PROPOSAL #6.2: Approve the remuneration principles of                      ISSUER          YES          FOR               FOR
 Directors for 2009

PROPOSAL #6.3: Approve the remuneration principles of                      ISSUER          YES          FOR               FOR
 Nominating Committee for 2009

PROPOSAL #7.: Approve the Remuneration Policy and                          ISSUER          YES          FOR               FOR
other terms of employment for the Executive Management

PROPOSAL #8.: Grant authority for Share Repurchase                         ISSUER          YES          FOR               FOR
Program and reissuance of repurchased shares

PROPOSAL #9.: Approve the Stock Option Plan                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #10.1: Approve the creation of NOK 54                             ISSUER          YES          FOR               FOR
million pool of capital without preemptive rights

PROPOSAL #10.2: Approve the creation of NOK 15                             ISSUER          YES        AGAINST           AGAINST
million pool of capital for Option Plans

PROPOSAL #11.: Grant authority to issue convertible                        ISSUER          YES          FOR               FOR
bonds without preemptive rights up to an aggregate
nominal amount of NOK 3.5 billion and the creation of
 NOK 54 million pool of capital to guarantee
conversion rights

PROPOSAL #12.: Approve the Director Indemnification                        ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PETRONET LNG LTD
  TICKER:                N/A             CUSIP:     Y68259103
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as on 31 MAR 2009, profit & loss accounts for
the YE 31 MAR 2009, together with report of the
Directors and Statutory Auditors thereon

PROPOSAL #2.: Declare a dividend for the FYE 31 MAR                        ISSUER          YES          FOR               FOR
2009

PROPOSAL #3.: Re-appoint Shri D.P. Roy as a Director,                      ISSUER          YES          FOR               FOR
 who retires by rotation

PROPOSAL #4.: Re-appoint Shri P.K. Chadha as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri J.L. Zutshi as a                             ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #6.: Re-appoint Shri D.J. Pandian as a                            ISSUER          YES          FOR               FOR
Director, who retires by rotation

PROPOSAL #S.7: Re-appoint, pursuant to the provisions                      ISSUER          YES          FOR               FOR
 of Section 224A and other applicable provisions, if
any, of the Companies Act 1956, M/s. V. Sankar Aiyar
& Company, Chartered Accountants, New Delhi, the
retiring Auditors of the Company, as the Statutory
Auditors of the Company to hold office from the
conclusion of the 11th AGM till the conclusion of the
 next AGM at a remuneration of INR 5.50 lacs plus out
 of pocket expenses and applicable service tax

PROPOSAL #8.: PLEASE NOTE THAT THIS IS A                                   ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: appoint Shri. Seethapathy
Chander, Nominee of Asian Development Bank [ADB] as a
 Director of the Company who is liable to retire by

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A                                   ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: appoint Shri R.S. Pandey, as
a Director of the Company who is liable to retire by

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: appoint Mr. Dominique
Pelloux-Prayer, Nominee Director of GDF
International, as a Director of the Company who is
liable to retire by rotation

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: appoint Dr. A.K. Balyan,
Nominee Director of Oil and Natural Gas Corporation
Limited [ONGC], as a Director of the Company who is
liable to retire by rotation

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A                                  ISSUER          YES          FOR             AGAINST
SHAREHOLDERS' PROPOSAL: appoint Mr. B.C. Tripathi,
Nominee Director of GAIL [India] Limited, as a
Director of the Company who is liable to retire by
rotation

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PFEIFFER VACUUM TECHNOLOGY AG
  TICKER:                N/A             CUSIP:     D6058X101
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted Annual                           ISSUER          NO           N/A               N/A
Financial Statements of Pfeiffer Vacuum Technology AG
 and of the endorsed Consolidated Financial
Statements for the year ended December 31, 2008.
Presentation of the Management Report (Management's
Discussion and Analysis) on Pfeiffer Vacuum
Technology  AG and the Pfeiffer Vacuum Group, the
Report of the Management Board relating to the
statements pursuant to paragraphs 289, Sub-para. 4,
315, Sub-para. 4, German Commercial Code (HGB), as
well as the Report of the Supervisory Board, for the

PROPOSAL #2.: Resolution on the appropriation of                           ISSUER          NO           N/A               N/A
retained earnings

PROPOSAL #3.: Resolution to ratify the actions of the                      ISSUER          NO           N/A               N/A
 Management Board for the 2008 fiscal year

PROPOSAL #4.: Resolution to ratify the actions of the                      ISSUER          NO           N/A               N/A
 Supervisory Board for the 2008 fiscal year

PROPOSAL #5.: Election of the independent auditor for                      ISSUER          NO           N/A               N/A
 the Company and the consolidated accounts for the
2009 fiscal year

PROPOSAL #6.: Resolution authorizing the Company to                        ISSUER          NO           N/A               N/A
acquire treasury shares pursuant to paragraph 71,
Sub-para. 1, No. 8, German Stock Corporation Act, and
 for disposition thereof

PROPOSAL #7.: Resolution authorizing the issuance of                       ISSUER          NO           N/A               N/A
convertible bonds, the creation of conditional
capital, as well as amendments to the Articles of
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHOENIX MECANO AG, STEIN AM RHEIN
  TICKER:                N/A             CUSIP:     H62034121
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2008 annual report including                       ISSUER          NO           N/A               N/A
the Directors report, Group accounts and financial
statements and the acceptance of the Auditors report

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and Management

PROPOSAL #3.: Approve the decision on the                                  ISSUER          NO           N/A               N/A
appropriation retained earnings and determination of
dividends

PROPOSAL #4.1: Re-elect Messrs. Ulrich Hocker,                             ISSUER          NO           N/A               N/A
Benedikt A. Goldkamp, Dr. Florian Ernst, Dr. Martin
Furrer and Beat Siegrist for a further three-year term

PROPOSAL #4.2: Elect KPMG AG, Zurich as the Auditors                       ISSUER          NO           N/A               N/A

PROPOSAL #5.1: Approve to permanently cancel 58,500                        ISSUER          NO           N/A               N/A
shares acquired under the 2007/2008 buyback programme
 and 23,000 shares acquired to 30 APR 2009 under the
ongoing 2008/2009 buyback programme and to reduce the
 share capital accordingly from CHF 1,069,500 to CHF
988,000

PROPOSAL #5.2: Amend the Article 3.1 of the Articles                       ISSUER          NO           N/A               N/A
of Incorporation as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHOENIX PRECISION TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y6973J101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of investment in People's                        ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #A.4: The procedures of transferring   buy                        ISSUER          NO           N/A               N/A
back treasury stocks to employees

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the proposal of merger with                         ISSUER          YES          FOR               FOR
unimicron/TW0003037008

PROPOSAL #B.4: Approve the proposal of dismission                          ISSUER          YES          FOR               FOR
after merger

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PHOENIX SOLAR AKTIENGESELLSCHAFT, SULZEMOOS
  TICKER:                N/A             CUSIP:     D6086J116
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of MDs pursuant to Sections
289[4] and 315[4] of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 32,047,015.48 as follows:
 payment of a dividend of EUR 0.30 per no-par share
EUR 30,041,665.48 shall be carried forward ex-
dividend and payable date: 20 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of MDs

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY, the interim report and the interim half-year
 financial statements: AWT Horwath GmbH, Munich

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at a price differing neither more than 5% from the
market price of the shares if they are acquired
through the Stock Exchange, nor more than 20% if they
 are acquired by way of a repurchase offer, on or
before 18 NOV 2010, the Board of MDs shall be
authorized to offer the shares to all shareholders,
to use the shares in connection with mergers and
acquisitions if the shares are sold at a price not
materially below their market price, and to retire

PROPOSAL #7.: Approval of the adjustment of the                            ISSUER          NO           N/A               N/A
Supervisory Board remuneration and the correspondence
 amendment to the Articles of Association each member
 of the Supervisory Board shall receive an additional
 fixed remuneration of EUR 1,500 for their membership
 in one or more committees of the Supervisory Board,
the Chairman of a Committee shall receive twice the
amount unless he or she is also the Chairman or
Deputy Chairman of the Supervisory Board, in which
case he or she shall receive the ordinary amount

PROPOSAL #8.: Amendments to the Articles of                                ISSUER          NO           N/A               N/A
Association in connection with the implementation of
the Shareholders Rights Act [ARUG] 8.1 Section 14[1],
 in respect of the right of attendance and the right
of vote being contingent on shareholders registering
in written form, in either German or English, with
the Company, by the 6th day prior to the meeting,
neither counting the day of receipt nor the day of
the  assembly, and shareholders providing evidence of
 their shareholding as per the statutory record date
8.2 Section 14[8], in respect of the form in which
proxy-voting instructions are issued being subject to
 the relevant statutory regulations 8.3, the Board of
 MDs shall enter the above amendments into the
commercial register only if and when the respective
provisions of the ARUG come into effect

PROPOSAL #9.: Approval of the merger agreement  with                       ISSUER          NO           N/A               N/A
the Company's wholly-owned subsidiary Phoenix Solar
Energy Investments AG, in respect of the said
subsidiary merging into the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PIAGGIO & C. SPA, PONTEDERA
  TICKER:                N/A             CUSIP:     T74237107
  MEETING DATE:          4/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors report and
destination of profits, the Board of Auditors report
and the Independent Auditors, any adjournment there
of, consolidated financial statement and report

PROPOSAL #2.: Approve the appointment and emoluments                       ISSUER          NO           N/A               N/A
of the Board of Directors, any adjournment there of

PROPOSAL #3.: Approve the appointment and emoluments                       ISSUER          NO           N/A               N/A
of the Board of Auditors, any adjournment there of

PROPOSAL #4.: Authorize to buy back, cancellation of                       ISSUER          NO           N/A               N/A
the resolution of OGM held on 24 JUN 2008, any
adjournment thereof

PROPOSAL #5.: Amend the appointment of the                                 ISSUER          NO           N/A               N/A
Independent Auditors for 2008/2011, any adjournment

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PIHSIANG MACHINERY MFG. CO LTD
  TICKER:                N/A             CUSIP:     Y69788100
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 financial statements                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 Meeting

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.6: The status of the local unsecured                           ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.05 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.6: Elect the Directors and the Supervisors                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PINE AGRITECH LTD
  TICKER:                N/A             CUSIP:     G7112E110
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the audited accounts of the Company for the FYE
31 DEC 2008 together with the Auditors' report thereon

PROPOSAL #2.a: Re-elect Mr. Zhou Yan'An as a                               ISSUER          YES          FOR               FOR
Director, retiring pursuant to Bye-Law 104 of the
Company's Bye-Laws

PROPOSAL #2.b: Re-elect Mr. Ong Tiong Seng as a                            ISSUER          YES          FOR               FOR
Director, retiring pursuant to Bye-Law 104 of the
Company's Bye-Laws

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 150,000 for the FYE 31 DEC 2009, to be paid
quarterly in arrears at SGD 37,500 per quarter

PROPOSAL #4.: Re-appoint Messrs. Grant Thornton,                           ISSUER          YES          FOR               FOR
Certified Public Accountants, Hong Kong as the
Company's Auditors and authorize the Directors to fix
 their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Rule 806 of the listing rules of the
Singapore Exchange Securities Trading Limited [SGX-
ST] to: i) issue shares in the capital of the Company
 [the Shares] [whether by way of rights, bonus or
otherwise]; and/or ii) make or grant offers,
agreements or options [collectively, 'instruments']
that may or would require shares to be issued,
including but not limited to the creation and issue
of warrants, debentures or other instruments
convertible into shares, at any time and upon such
terms and conditions and for such purposes and to
such persons as the Directors may in their absolute
discretion deem fit; and [notwithstanding that the
authority conferred by paragraph 1 of this Resolution
 may have ceased to be in force] issue shares in
pursuance of any instrument made or granted by the
Directors while this Resolution was in force,
provided that: the aggregate number of shares to be
issued pursuant to this Resolution [including shares
to be issued in pursuance of instruments made or
granted pursuant to this Resolution] does not exceed
50% of the total number of issued shares excluding
treasury shares of the Company [as calculated in this
 resolution], of which the aggregate number of shares
 to be issued other than on a pro rata basis to
shareholders of the Company [including shares to be
issued in pursuance of instruments made or granted
pursuant to this Resolution] does not exceed 20% of
the total number of issued shares excluding treasury
shares of the Company [as calculated in this
resolution]; for the purpose of determining the
aggregate number of shares that may be issued under
this resolution, the percentage of the total number
of issued shares excluding treasury shares shall be
calculated based on the total number of issued shares
 excluding treasury shares of the Company at the time
 of the passing of this Resolution, after adjusting
for: i) new shares arising from the conversion or
exercise of any convertible securities; ii) new
shares arising from exercise of share options or
vesting of share awards outstanding or subsisting at
the time of the passing of this Resolution, provided
the options or awards were granted in compliance with
 Part VIII of Chapter 8 of the Listing Manual of the
SGX-ST; and iii) any subsequent bonus issue,
consolidation or subdivision of shares, the 50% limit
 under this resolution above, may be increased to
100% where the Company undertakes a pro-rata
renounceable rights issue; in exercising the
authority conferred by this Resolution, the Company
shall comply with the provisions of the Listing
Manual of the SGX-ST for the time being in force
[unless such compliance has been waived by the SGX-
ST] and the Memorandum of Association and Bye-Laws
for the time being of the Company; and [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the date by which the next AGM of

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to the share issue mandate in Resolution 5
above being obtained, to issue new shares other than
on a pro-rata basis to shareholders of the Company at
 an issue price per new share which shall be
determined by the Directors in their absolute
discretion provided that such price shall not
represent a more than a 20% discount to the weighted
average price per share determined in accordance with
 the requirements of the SGX-ST

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to offer and grant options in accordance with the
provisions of the Pine Agritech Employee Share Option
 Scheme [Scheme] and to allot and issue from time to
time such number of shares in the capital of the
Company as may be required to be issued pursuant to
the exercise of the options under the Scheme provided
 always that the aggregate number of shares to be
issued pursuant to the Scheme shall not exceed 15% of
 the total issued share capital of the Company from
time to time

PROPOSAL #8.: Authorize the Company, its subsidiaries                      ISSUER          YES          FOR               FOR
 and associated companies that are considered to be
'entities at risk' under Chapter 9, or any of them,
for the purposes of Chapter 9 of the Listing Manual
[Chapter 9] of the SGX-ST to enter into any of the
transactions falling within the types of interested
person transactions as specified to the annual report
 for the FY 2008 [the Appendix] with any party who is
 of the class of interested persons described in the
Appendix, provided that such transactions are made on
 normal commercial terms and in accordance with the
review procedures for such interested person
transactions [the Mandate]; [Authority expires at the
 conclusion of the next AGM of the Company]; and to
complete and do all such acts and things [including
executing all such documents as may be required] as
they may consider expedient or necessary or in the
interests of the Company to give effect to the
Mandate and/or this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLIMEX - MOSTOSTAL SA, SIEDLCE
  TICKER:                N/A             CUSIP:     X55869105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting and elect the                         ISSUER          NO           N/A               N/A
Chairman

PROPOSAL #2.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #3.: Appoint the Scrutiny Commission                              ISSUER          NO           N/A               N/A

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the financial statement for                          ISSUER          NO           N/A               N/A
2008 and the Management's report on Company activity

PROPOSAL #6.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statement for 2008 and the dominated entity
Management's report on capital group activity in 2008

PROPOSAL #7.: Approve the Supervisory Board's report                       ISSUER          NO           N/A               N/A
on its activity in 2008 and the evaluation on
financial statement for 2008, the consolidated
financial statement for 2008 and the evaluation of
the Management report on Company activity and the
dominated entity Management's report on capital group
 activity in 2008

PROPOSAL #8.: Approve the Management's motion for                          ISSUER          NO           N/A               N/A
profit from 2008 distribution

PROPOSAL #9.: Approve the duties fulfilling by the                         ISSUER          NO           N/A               N/A
Members of the Management Board and the Supervisory
Board

PROPOSAL #10.: Approve the changes among the                               ISSUER          NO           N/A               N/A
Supervisory Board Members

PROPOSAL #11.: Amend the Articles of Association                           ISSUER          NO           N/A               N/A

PROPOSAL #12.: Adopt the resolution on setting the                         ISSUER          NO           N/A               N/A
uniform text of Articles of Association

PROPOSAL #13.: Closure of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLY (HONG KONG) INVESTMENTS LTD
  TICKER:                N/A             CUSIP:     Y70620102
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. He Ping as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #3.B: Re-elect Mr. Chen Hong Sheng as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.C: Re-elect Mr. Ip Chun Chung, Robert as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3.D: Re-elect Mr. Lam Tak Shing, Harry as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.E: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors

PROPOSAL #4.: Appoint, pursuant to Sections 116C and                       ISSUER          YES          FOR               FOR
132(1) of the Companies Ordinance, Messrs. PKF, the
retiring Auditor who was appointed as Auditor by the
Directors to fill the casual vacancy occasioned by
the resignation of Messrs. Deloitte Touche Tohmatsu
appointed as Auditor of the Company to hold office
until the conclusion of the next AGM at a fee to be
agreed with the Directors

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements and options, during and
after the relevant period, not exceeding 20% of the
aggregate nominal amount of the share capital of the
Company in issue at the date of passing this
resolution, otherwise than pursuant to a rights issue
 [as hereinafter defined] or the exercise of any
option under the Share Option Scheme adopted by the
Company, [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM is
 required by the Articles of Association of the
Company or by any applicable Laws to be held]

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to purchase its own shares of HKD 0.50 each
[the Share] of the Company of the Rules Governing the
 Listing of Securities on the Stock Exchange of Hong
Kong Limited ,subject to and in accordance with all
applicable laws, during and after the relevant
period; not exceeding 10% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing of this resolution; [Authority
 expires the earlier of the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or by
any applicable law to be held]

PROPOSAL #5.C: Approve, conditional upon passing                           ISSUER          YES        AGAINST           AGAINST
Resolutions 5[A] and 5[B] respectively as specified,
to extend the general mandate granted to the
directors of the Company to allot, issue and deal
with additional shares pursuant to the Resolution
numbered 5[A], by the addition thereto of an amount
representing the aggregate nominal of the share
capital of the company purchased by the Company under
 the authority granted pursuant to Resolution
numbered 5[B], provided that such amount shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue at the date of
passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POLY (HONG KONG) INVESTMENTS LTD
  TICKER:                N/A             CUSIP:     Y70620102
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.: Ratify the construction fee payable                          ISSUER          YES          FOR               FOR
under the Construction Agreement [as specified in the
 circular of the Company dated 29 APR 2009
[Circular]] for the 2008 Period [as specified in the

PROPOSAL #B.: Ratify the New Construction Agreement                        ISSUER          YES          FOR               FOR
dated 08 APR 2009 entered into between the Company
[Poly Southern Group Limited], a copy of which was
marked A and initialed by the Chairman of this
Meeting for the purpose of identification and
unconditionally approved, ratified and confirmed and
the execution of the New Construction Agreement by
the Directors of the Company

PROPOSAL #C.: Approve the 2009 New Annual Cap and the                      ISSUER          YES          FOR               FOR
 2010 New Annual Cap [as specified in the Circular],
and authorize the directors of the Company to sign,
seal, execute, perfect, deliver and do all such
documents, deeds, acts, matters and things as they
may in their discretion consider necessary or
desirable or expedient to implement and/or to give
effect to the New Construction Agreement, the
proposed annual caps and the transactions thereby

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PORTS DESIGN LTD
  TICKER:                N/A             CUSIP:     G71848124
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 of the Company [Directors] and the Auditors of the
Company [Auditors] for the YE 31 DEC 2008

PROPOSAL #2.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #3A.1: Re-elect Mr. Han Kiat Edward Tan as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3A.2: Re-elect Mr. Kai Tai Alfred Chan as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3A.3: Re-elect Mr. Pierre Frank Bourque as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #3A.4: Re-elect Ms. Julie Ann Enfield as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3A.5: Re-elect Mr. Rodney Ray Cone as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3A.6: Re-elect Ms. Wei Lynn Valarie Fong as                      ISSUER          YES          FOR               FOR
 a Director

PROPOSAL #3A.7: Re-elect Ms. Lara Magno Lai as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix their remuneration

PROPOSAL #4.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to allot, issue and deal with
additional shares in the capital of the Company
[including without limitation, by way of right] and
to make or grant offers, agreements and options which
 would or might require the exercise of such power,
be and is hereby generally and unconditionally
approved and after the end of the relevant period;
approve the aggregate nominal amount of share capital
 allotted or agreed conditionally or unconditionally
to be allotted [whether pursuant to an option or
otherwise] by the Directors, otherwise than pursuant
to (i) a rights issue [as hereinafter defined] or
(ii) the exercise of the subscription rights under
the Share Option Scheme of the Company or (iii) an
issue of shares as scrip dividends pursuant to the
Memorandum and Bye-laws of the Company from time to
time, shall not exceed 20% of the aggregate nominal
amount of the share capital of the Company in issue
as at the date of this resolution and the said
approval shall be limited accordingly; [Authority
expires earlier at the conclusion of the next AGM of
the Company or the expiration of the period within
which the next AGM of the Company is required by the
bye-laws of the Company or any applicable law of

PROPOSAL #4.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to repurchase its own securities,
subject to and in accordance with all applicable
laws; approve the aggregate nominal amount of
securities of the Company repurchased by the Company
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue as at
the date of this resolution and the said approval be
limited accordingly; [Authority expires earlier at
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Bye-laws of the
Company or any applicable law of Bermuda to be held]

PROPOSAL #4.C: Approve that, subject to the passing                        ISSUER          YES        AGAINST           AGAINST
of Ordinary Resolutions Nos. 4A and 4B, the general
mandate granted to the Directors to issue, allot and
deal with any shares pursuant to Ordinary Resolution
No. 4A above, be and is hereby extended by the
addition to the aggregate nominal amount of the share
 capital of the Company which may be allotted or
agreed to be allotted by the Directors pursuant to
such general mandate of an amount representing the
aggregate nominal amount of the shares repurchased by
 the Company since the granting of the said general
mandate pursuant to the mandate to repurchase
securities referred to in Ordinary Resolution No. 4B,
 provided that such extended amount shall not exceed
10% of the aggregate nominal amount of the share
capital of the Company in issue as at the date of
this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POS MALAYSIA BHD
  TICKER:                N/A             CUSIP:     Y7026S106
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Declare a first and final dividend of                        ISSUER          YES          FOR               FOR
10 sen per ordinary share less 25% tax in respect of
the FYE 31 DEC 2008

PROPOSAL #2.: Re-elect Datuk Low Seng Kuan as a                            ISSUER          YES          FOR               FOR
Director, who retire by rotation pursuant to Article
115 of the Company's Articles of Association

PROPOSAL #3.: Re-elect Datuk Abu Huraira Bin Abu                           ISSUER          YES          FOR               FOR
Yazid as a Director, who retire by rotation pursuant
to Article 115 of the Company's Articles of

PROPOSAL #4.: Re-elect Tan Sri Dato Seri [Dr.] Aseh                        ISSUER          YES          FOR               FOR
Bin Haji Che Mat as a Director, who retire pursuant
to Article 110 of the Company's Articles of

PROPOSAL #5.: Re-elect Dato Syed Faisal Albar Bin                          ISSUER          YES          FOR               FOR
Syed A.R. Albar as a Director, who retire pursuant to
 Article 110 of the Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Eshah Binti Meor Suleiman                       ISSUER          YES          FOR               FOR
as a Director, who retire pursuant to Article 110 of
the Company's Articles of Association

PROPOSAL #7.: Re-appoint Messrs KPMG as the Auditors                       ISSUER          YES          FOR               FOR
of the Company for the ensuing year and authorize the
 Directors to fix their remuneration

PROPOSAL #8.: Approve the payment of the Directors                         ISSUER          YES          FOR               FOR
fees of MYR 363,483 for the FYE 31 DEC 2008

PROPOSAL #9.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 132D of the Companies Act 1965, to allot and
issue shares in the Company at any time until the
conclusion of the next AGM and for such consideration
 and purpose and upon terms and conditions as the
directors may in their absolute discretion deem fit
in accordance with the provisions of the Articles of
Association of the Company provided always that the
aggregate number of new shares to be issued shall not
 exceed 10% of the issued and paid-up share capital
of the Company for the time being and subject always
to the approvals of the regulatory authorities

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                POWERTECH TECHNOLOGY INC
  TICKER:                N/A             CUSIP:     Y7083Y103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of assets impairment                             ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Receive the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Approve to issue new shares from                            ISSUER          YES          FOR               FOR
retained earnings; proposed stock dividend: 50 for
1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to the revise the procedures                        ISSUER          YES          FOR               FOR
of endorsement and guarantee

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRAKTIKER BAU- UND HEIMWERKERMAERKTE HOLDING AG, K
  TICKER:                N/A             CUSIP:     D6174B108
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial
Code and the proposal on the appropriation of the
distributable profit

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 17,039,155.27 as follows:
 payment of a dividend of EUR 0.10 per no-par share
EUR 11,000,000 shall be allocated to the other
revenue reserves EUR 239,155.27 shall be carried
forward, ex-dividend and payable date: 28 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and the review of the interim half-year financial
statements: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to EUR 5,800,000, at a price
 differing neither more than 10% from the market
price of the shares if they are acquired through the
Stock Exchange, nor more than 20% if they are
acquired by way of a repurchase offer, on or before
26 NOV 2010, the Board of Managing Directors shall be
 authorized to dispose of the shares in a manner
other than the Stock Exchange or an offer to all
shareholders if the shares are sold at a price not
materially below their market price, to use the
shares in connection with Mergers and acquisitions or
 for satisfying conversion rights, and to retire the

PROPOSAL #7.: Authorization to use derivatives for                         ISSUER          NO           N/A               N/A
the acquisition of own shares as per item 6

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PREMAFIN FINANZIARIA SPA-HOLDING DI PARTECIPAZIONI
  TICKER:                N/A             CUSIP:     T7737Q155
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the financial statement at 31                       ISSUER          NO           N/A               N/A
DEC 2008; the Board of Directors on Management, the
Board of the Auditors report in compliance with ART
153 of Law Decree N 58 1998 and Auditing Company
report; any adjournment thereof

PROPOSAL #O.2: Authorize the Auditing Company, as per                      ISSUER          NO           N/A               N/A
 ART 159 of the Law Decree N 58 1998, for the audit
of the balance sheet of the consolidated balance
sheet of the semi annual report and the 3 monthly
audits related to the regular accountancy
registration and the correct survey of Management for
 each FY of the period 2010 - 2018; determination of
the emolument in favor to the auditing Company

PROPOSAL #E.1: Amend the Article 2 of Corporate                            ISSUER          NO           N/A               N/A
Bylaws, especially referring to the part that has
been fixed by the private insurance code, in relation
 to the enrolment to the Insurance Group register
[Albo Deigruppi Assicurativi]; related resolutions
and grant authority in order to execute the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PREMIER FARNELL PLC, LONDON
  TICKER:                N/A             CUSIP:     G33292106
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report, audited                       ISSUER          YES          FOR               FOR
accounts and the Auditors' report

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Declare a final dividend of 5.2 pence                        ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Re-elect Mr. Harriet Green as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. William Korb as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors

PROPOSAL #7.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of PricewaterhouseCoopers LLP as the
Auditors

PROPOSAL #8.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Authorize the Company to make political                      ISSUER          YES          FOR               FOR
 donations

PROPOSAL #s.10: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
shares for cash

PROPOSAL #s.11: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own ordinary shares

PROPOSAL #s.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own preference shares

PROPOSAL #s.13: Approve to allow the Company to hold                       ISSUER          YES          FOR               FOR
meetings on not less than 14 days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PREMIER FOODS PLC
  TICKER:                N/A             CUSIP:     G72186102
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Elect Mr. Tim Kelly as a Director                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. David Kappler as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Louise Makin as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint and remuneration of the                           ISSUER          YES        AGAINST           AGAINST
Auditors

PROPOSAL #S.7: Grant authority to purchase own shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.8: Grant authority to make political                           ISSUER          YES          FOR               FOR
donations

PROPOSAL #S.9: Grant authority to hold general                             ISSUER          YES          FOR               FOR
meetings on short notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PREMIER OIL PLC, LONDON
  TICKER:                N/A             CUSIP:     G7216B145
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by the Company                       ISSUER          YES          FOR               FOR
of Oilexco North Sea Limited [in administration], or
the acquisition of its principal assets

PROPOSAL #2.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities pursuant to Section 80 of the
Companies Act 1985

PROPOSAL #S.3: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
equity securities pursuant to Section 95 of the
Companies Act 1985

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PREMIER OIL PLC, LONDON
  TICKER:                N/A             CUSIP:     G7216B145
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the                          ISSUER          YES        AGAINST           AGAINST
Directors and the financial statements of the Premier
 Oil Plc for the YE 31 DEC 2008 together with the
Auditors' report thereon

PROPOSAL #2.: Approve the remuneration report of the                       ISSUER          YES          FOR               FOR
Company for the YE 31 DEC 2008

PROPOSAL #3.: Elect Mr. A.G. Lodge as a Director of                        ISSUER          YES          FOR               FOR
the Company, who retires in accordance with the
Company's Articles of Association

PROPOSAL #4.: Re-elect Sir. David John as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires in accordance with the
Combined Code of Corporate Governance

PROPOSAL #5.: Re-elect Mr. J.R.W. Orange as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company, who retires in accordance
with the Combined Code of Corporate Governance

PROPOSAL #6.: Re-elect Mr. N. Hawkings as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires in accordance with the
Company's Articles of Association

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES        AGAINST           AGAINST
 of the Company until the conclusion of the next
general meeting before which accounts are laid and
authorize the Directors to fix their remuneration for
 2009

PROPOSAL #8.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority, to allot
relevant securities [Section 80 of the Companies Act
1985] [the Act] up to an aggregate nominal amount of
GBP 19,108,100; and b) comprising equity securities
[as specified in the Act] up to a nominal amount of
GBP 38,216,250 [including within such limit any
relevant securities allotted under part a) above) in
connection with an offer by way of a rights issue i)
to Ordinary shareholders in proportion [as nearly as
may be practicable] to their existing holdings; and
ii) to holders of other equity securities as required
 by the rights of those securities or as the
Directors otherwise consider necessary; [Authority
expires at the conclusion of the next AGM of the
Company]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #9.: Approve the rules of the Premier Oil                         ISSUER          YES          FOR               FOR
plc 2009 Long Term Plan [the Plan] as criteria
specified and authorize the Directors to: a) do all
such acts and things as they may consider appropriate
 to implement the Plan; and b) establish further
Plans based on the Plan but modified to take account
of Local Tax, Exchange Control or Securities Laws in
Overseas Territories, provided that the limits on
individual or overall participation in the Plan apply
 in respect of participation in and the operation of
any such further Plan

PROPOSAL #10.: Approve the rules of the Premier Oil                        ISSUER          YES          FOR               FOR
plc Savings Related Share Option Scheme 2009 [the
Scheme] as criteria specified and authorize the
Directors to: a) do all such acts and things
necessary to operate the Scheme; and b) make such
modification to the Scheme as they may consider
necessary to obtain the approval of the Relevant Tax
authorities or to take account of the requirements of
 the Financial Services Authority and best practice
and adopt the Scheme as so modified

PROPOSAL #S.11: Authorize the calling of general                           ISSUER          YES          FOR               FOR
meetings of the Company [not being an AGM] by notice
of at least 14 clear days; [Authority expires at the
conclusion of the next AGM of the Company]

PROPOSAL #S.12: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for any existing authority, pursuant to
Section 95 of the Act, to allot equity securities
[Section 94 of the Act] for cash under the authority
conferred by Resolution 8 and/or where such allotment
 constitutes an allotment of equity securities by
virtue of Section 94[3A] of the Act, disapplying the
statutory pre-emption rights [as if Sub-Section [1]
of Section 89 of the Act], provided that this power
is limited to the allotment of equity securities: a)
in connection with a rights issue, open offer or
other pre-emptive offers in favor of ordinary
shareholders [excluding any shareholder holding
shares as treasury shares] in proportion to their
respective holdings of ordinary shares, but subject
to such exclusions or other arrangements as the
Directors may deem necessary or expedient in respect
of fractions or legal or practical problems in any
jurisdiction; b) up to an aggregate nominal amount of
 GBP 2,866,220; [Authority expires at the conclusion
of the next AGM of the Company]; and the Directors
may allot equity securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.13: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163[3] of the Act] of up to
17,197,320 ordinary shares of 50p each and not to pay
 less for each share than the nominal value of such
share and up to 5% over the average of the closing
mid market price of the ordinary shares derived from
the London Stock Exchange Daily Official List, over
the previous 5 business days and stipulated by
Article 5[1] of the Buy-back and Stabilization
Regulation, Commission [EC] of 22 DEC 2003;
[Authority expires at the AGM of the Company to be
held in 2009]; the Company, before the expiry, may
make a contract to purchase ordinary shares which
will or may be executed wholly or partly after such

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRIMARIS RETAIL REAL ESTATE  INVT TR
  TICKER:                N/A             CUSIP:     74157U109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Roland Cardy as a Trustee of                      ISSUER          YES          FOR               FOR
 the REIT

PROPOSAL #1.2: Elect Mr. Ian Collier as a Trustee of                       ISSUER          YES          FOR               FOR
the REIT

PROPOSAL #1.3: Elect Mr. Kerry D. Adams as a Trustee                       ISSUER          YES          FOR               FOR
of the REIT

PROPOSAL #1.4: Elect Mr. Kenneth Field as a Trustee                        ISSUER          YES          FOR               FOR
of the REIT

PROPOSAL #1.5: Elect Mr. William J. Biggar as a                            ISSUER          YES          FOR               FOR
Trustee of the REIT

PROPOSAL #2.: Appoint KPMG LLP as the Auditors and                         ISSUER          YES          FOR               FOR
authorize the Trustees to fix their remuneration

PROPOSAL #3.: Approve certain amendments to the                            ISSUER          YES          FOR               FOR
REIT's Declaration of Trust providing for the
expansion of permissible types of real property that
the REIT may acquire as specified

PROPOSAL #4.: Approve certain amendments to the                            ISSUER          YES          FOR               FOR
REIT's Declaration of Trust providing for the
elimination of the requirement to distribute taxable
income each year as specified

PROPOSAL #5.: Approve certain amendments to the                            ISSUER          YES          FOR               FOR
REIT's Declaration of Trust providing the Trustees
with authority to make amendments to the Declaration
of Trust in connection with changes in accounting
standards as specified

PROPOSAL #6.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRIME VIEW INTERNATIONAL CO LTD
  TICKER:                N/A             CUSIP:     Y70814101
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: 2008 business and financial reports                         ISSUER          NO           N/A               N/A

PROPOSAL #A.2: 2008 audited reports reviewed by                            ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #A.3: The indirect investment status in                           ISSUER          NO           N/A               N/A
Mainland China

PROPOSAL #A.4: The status of 2008 endorsements and                         ISSUER          NO           N/A               N/A
guarantees

PROPOSAL #B.1: Ratify the 2008 audited reports                             ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Ratify the loss appropriation report                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to release the Directors from                       ISSUER          YES          FOR               FOR
non-competition duties

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures                            ISSUER          YES          FOR               FOR
acquisition of disposal of asset

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
loan to other parties, endorsements and guarantees

PROPOSAL #B.7: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PRINCE HOUSING & DEVELOPMENT CORP
  TICKER:                N/A             CUSIP:     Y7080J109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of monetary loans                                ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROMOTORA Y OPERADORA DE  INFRAESTRUCTURA S A DE C
  TICKER:                N/A             CUSIP:     P7925L103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Approve the report from the Board of                         ISSUER          YES          FOR               FOR
Directors in accordance with the terms that are
referred to in Article 28, Part IV, of the Securities
 Market Law, resolutions in this regard

PROPOSAL #II.: Approve the audited financial                               ISSUER          YES          FOR               FOR
statements of the Company for the FYE on 31 DEC 2008

PROPOSAL #III.: Approve the results obtained by the                        ISSUER          YES          FOR               FOR
Company during the FYE on 31 DEC 2008

PROPOSAL #IV.: Approve the report that is referred in                      ISSUER          YES          FOR               FOR
 Article 86, Part XX, of the Income Tax Law,
regarding the fulfillment of tax obligations of the

PROPOSAL #V.: Ratify the Members of the Board of                           ISSUER          YES          FOR               FOR
Directors, as well as the Chairpersons of the Audit
and Corporate Practices Committees of the Company

PROPOSAL #VI.: Approve to determine the compensation                       ISSUER          YES          FOR               FOR
to be paid to the Members of the Board of Directors
for the FYE on 31 DEC 2009

PROPOSAL #VII.: Approve the annual report in regard                        ISSUER          YES          FOR               FOR
to the acquisition of the Company's own shares, as
well as the determination of the maximum amount of
funds that the Company may allocate to the purchase
of its own shares, in accordance with the terms of
Article 56, Part IV, of the Securities Market Law,
resolutions in this regard

PROPOSAL #VIII.: Approve to designate the special                          ISSUER          YES          FOR               FOR
delegates who will formalize the resolutions passed
at the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROSAFE PRODUCTIONS PUB LTD
  TICKER:                N/A             CUSIP:     M8163D103
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the chair of the meeting                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the notice of meeting and agenda                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Approve the annual financial statements                      ISSUER          YES          FOR               FOR
 for the YE 31 DEC 2008

PROPOSAL #5.: Approve the report of the Auditors on                        ISSUER          YES          FOR               FOR
the annual financial statements for the YE 31 DEC 2008

PROPOSAL #6.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
of the Board of Directors

PROPOSAL #7.A: Elect Mr. Rolf Johan Ringdal as a                           ISSUER          YES          FOR               FOR
Chair Member to Election Committee

PROPOSAL #7.B: Elect Mr. Thomas Raaschou as a Member                       ISSUER          YES          FOR               FOR
to Election Committee

PROPOSAL #7.C: Elect Mr. Ole Lund as a Alternative                         ISSUER          YES          FOR               FOR
Member to Election Committee

PROPOSAL #8.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
of the Members and Alternate Member of the Election
Committee

PROPOSAL #9.: Re-appoint Ernst and Young as the                            ISSUER          YES          FOR               FOR
Auditors of Prosafe

PROPOSAL #10.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #11.: Amend the Articles of Association by                        ISSUER          YES          FOR               FOR
introducing new Article 19a allowing the Company to
acquire own shares

PROPOSAL #12.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
implement the acquisition by Prosafe Production
Public Limited of up to 10% of the allotted shares of
 Prosafe Production Public Limited

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROSAFE SE
  TICKER:                N/A             CUSIP:     M8175T104
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chair of the meeting                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the notice of meeting and agenda                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors

PROPOSAL #4.: Approve the annual financial statements                      ISSUER          YES          FOR               FOR
 for the YE 31 DEC 2008

PROPOSAL #5.: Approve the report of the Auditors on                        ISSUER          YES          FOR               FOR
the annual financial statements for the YE 31 DEC 2008

PROPOSAL #6.: Elect the Directors                                          ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Directors
PROPOSAL #8.: Elect the Members and Alternate Member                       ISSUER          YES          FOR               FOR
to the Election Committee

PROPOSAL #9.: Approve the remuneration of the Members                      ISSUER          YES          FOR               FOR
 of the Election Committee

PROPOSAL #10.: Re-appoint Ernst + Young as the                             ISSUER          YES          FOR               FOR
Auditors of Prosafe SE

PROPOSAL #11.: Approve the remuneration of the                             ISSUER          YES          FOR               FOR
Auditors
PROPOSAL #12.: Amend the Article 84 of the Articles                        ISSUER          YES          FOR               FOR
of Association in order to authorize the general
meeting and the Board of Directors to pay interim

PROPOSAL #13.: Amend the Articles of Association by                        ISSUER          YES          FOR               FOR
introducing new Article 19A allowing the Company to
acquire own shares

PROPOSAL #14.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
implement the acquisition by Prosafe SE of up to 10,
of the allotted shares of Prosafe SE

PROPOSAL #15.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
issue 22,993,679 ordinary shares of Prosafe SE in
accordance with the Articles of Association of
Prosafe SE

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROSEGUR COMPANIA DE SEGURIDAD SA
  TICKER:                N/A             CUSIP:     E83453162
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Board Management of
Prosegur and its consolidated Group, applications of

PROPOSAL #2.: Approve the distribution of dividend                         ISSUER          YES          FOR               FOR
for 2008

PROPOSAL #3.: Re-elect Mr. Eduardo Paraja Quiros as a                      ISSUER          YES        AGAINST           AGAINST
 Director

PROPOSAL #4.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own shares

PROPOSAL #5.: Re-appoint the Auditors of the Company                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve to delegate the powers                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROSIEBEN SAT.1 MEDIA AG, MUENCHEN
  TICKER:                N/A             CUSIP:     D6216S101
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, and the Group
financial statements and annual report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 1,899,900,657.51 as
follows: payment of a dividend of EUR 0.02 per
preference share EUR 1,897,759,968.77 shall be
carried forward ex-dividend and payable date: 05 JUN

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors Postponement of the
ratification of the Acts of Peter Christmann,
ratification of the Acts of the other Members

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: KPMG AG

PROPOSAL #6.: Amendment to the Articles of                                 ISSUER          NO           N/A               N/A
Association Section 8 shall be amended to reflect the
 reduction of the size of the Supervisory Board from

PROPOSAL #7.A: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Robin Bell Jones

PROPOSAL #7.B: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Greg Dyke

PROPOSAL #7.C: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Philipp Friese

PROPOSAL #7.D: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Clive Hollick

PROPOSAL #7.E: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Johannes Peter Huth

PROPOSAL #7.F: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Goetz Maeuser

PROPOSAL #7.G: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Joerg Rockenhaeuser

PROPOSAL #7.H: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Adrianus Johannes Swartjes

PROPOSAL #7.I: Elections to the Supervisory Board,                         ISSUER          NO           N/A               N/A
Mr. Harald Wiedmann

PROPOSAL #8.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own ordinary
and/or preference shares of up to 10% of its share
capital, at prices not deviating more than 20% from
the market price of the shares, on or before 03 DEC
2010, the Company shall be authorized to dispose of
the shares in a manner other than the Stock Exchange
or a rights offering if they are offered to
institutional investors, floated on Foreign Stock
Exchanges, or used for acquisition purposes, the
shares may also be used within the scope of the
Company's Stock Incentive Plans

PROPOSAL #9.: Authorization to use derivatives for                         ISSUER          NO           N/A               N/A
the acquisition of own shares the Company shall be
authorized to use call and put options for the
acquisition of own shares as per Item 8

PROPOSAL #10.: Resolution on the renewal of the                            ISSUER          NO           N/A               N/A
authorized capital, and the correspondent amendments
to the Articles of Association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to increase the share capital
by up to EUR 109,398,600 through the issue of new
shares against payment in cash and/or kind, on or
before 03 JUN 2014, the authorization shall include
the right to issue new preference shares ranking
concurrently or ahead of the outstanding preference
shares in respect of the distribution of profits,
shareholders shall be granted subscription rights for
 the class of shares they hold, except for residual
amounts, for the issue of shares at a price not
materially below their market price, for the issue of
 shares against payment in kind, and insofar as
subscription rights are granted to holders of option

PROPOSAL #11.: Resolution on the authorization to                          ISSUER          NO           N/A               N/A
issue convertible or warrant Bonds, the creation of
contingent capital, and the correspondent amendments
to the Articles of Association, the Board of Managing
 Directors shall be authorized, with the consent of
the Supervisory Board, to issue Bonds of up to EUR
1,000,000,000, conferring a conversion or option
right for new ordinary or preference shares, on or
before 03 JUN 2014, shareholders shall be granted
subscription rights, except for residual amounts and
for the granting of such rights to other Bondholders,
 the Company's share capital shall be increased
accordingly by up to EUR 109,398,600 through the
issue of new ordinary and/or preference shares,
insofar as conversion or option rights are exercised

PROPOSAL #12.: Approval of the control agreement with                      ISSUER          NO           N/A               N/A
 the Company's wholly-owned subsidiary 9live
Fernsehen GmbH, effective for an indeterminate period

PROPOSAL #13.: Approval of the control and Profit                          ISSUER          NO           N/A               N/A
Transfer Agreements with the Company's subsidiaries
Prosiebensat.1 Dreizehnte Verwaltungsgesellschaft
MBH, Prosiebensat.1 Vierzehnte
Verwaltungsgesellschaft MBH, and Prosiebensat.1
Fuenfzehnte Verwaltungsgesellschaft MBH, effective

PROPOSAL #14.: Amendment to the Articles of                                ISSUER          NO           N/A               N/A
Association in connection with the Risk Limitation
Act Section 16 shall be amended in respect of the
exemption from the disclosure obligations pursuant to
 Section 27a[1] of the German Securities Trading Act

PROPOSAL #15.: Amendments to the Articles of                               ISSUER          NO           N/A               N/A
Association in connection with the Shareholder Rights
 Directive Implementation Law [ARUG] Section 14 shall
 be amended in respect of shareholder participation
in and voting at shareholders' meetings being
contingent upon registering with the Company before
the statutory deadline

PROPOSAL #16.: Further Amendment to the Articles of                        ISSUER          NO           N/A               N/A
Association in connection with the Shareholder Rights
 Directive Implementation Law [ARUG] Section 15 shall
 be amended in respect of the Company being
authorized to transmit the shareholders' meeting by
audiovisual means

PROPOSAL #17.: Amendment to the Articles of                                ISSUER          NO           N/A               N/A
Association in respect of the Supervisory Board
remuneration section 12 shall be amended to reflect
the reduction of the fixed annual remuneration to EUR
 50,000 and the increase of the attendance fee for
Members of the Audit and Finance Committee to EUR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PROSIEBEN SAT.1 MEDIA AG, MUENCHEN
  TICKER:                N/A             CUSIP:     D6216S101
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Separate resolution of the preference                        ISSUER          NO           N/A               N/A
shareholders on the approval of the resolution of the
 AGM of the same day on the renewal of the authorized
 capital and the corresponding amendments to the
Articles of Association, as follows: the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 109,398,600 through the
issue of new shares against payment in cash and/or
kind, on or before 03 JUN 2014, the authorization
shall include the right to issue new preference
shares ranking concurrently or ahead of the
outstanding preference shares in respect of the
distribution of profits, shareholders shall be
granted subscription rights for the class of shares
they hold, except for residual amounts, for the issue
 of shares at a price not materially below their
market price, for the issue of shares against payment
 in kind, and insofar as subscription rights are
granted to holders of option and conversion rights

PROPOSAL #2.: Separate resolutions of the preference                       ISSUER          NO           N/A               N/A
shareholders on the approval of the resolutions of
the AGM of the same day on the authorization to issue
 convertible or warrant bonds, the creation of
contingent capital and the corresponding amendments
to the Articles of Association, as follows: the Board
 of Managing Directors shall be authorized, with the
consent of the Supervisory Board, to issue bonds of
up to EUR 1,000,000,000, conferring a conversion or
option right for new ordinary or preference shares,
on or before 03 JUN 2014, shareholders shall be
granted subscription rights, except for residual
amounts and for the granting of such rights to other
bondholders; Prosiebensat.1 Media Ag published a
record date: 14 MAY 2009 [start of business day]; the
 Company's share capital shall be increased
accordingly by up to EUR 109,398,600 through the
issue of new ordinary and/or preference shares,
insofar as conversion or option rights are exercised

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PSG GROUP LTD, SOUTH AFRICA
  TICKER:                N/A             CUSIP:     S5959A107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the financial statements and                           ISSUER          YES          FOR               FOR
reports

PROPOSAL #2.1: Re-elect Mr. L. Van A. Bellingan as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #2.2: Re-elect Mr. P.E. Burton as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.3: Re-elect Mr. W. Theron as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #2.4: Re-elect Mr. Z.L. Combi as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve to confirm the reappointment of                      ISSUER          YES          FOR               FOR
 the Auditor, PricewaterhouseCoopers Inc

PROPOSAL #4.: Approve to confirm the Auditor's                             ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #5.1O1: Approve the unissued shares                               ISSUER          YES          FOR               FOR

PROPOSAL #5.2O2: Grant authority to issue shares for                       ISSUER          YES          FOR               FOR
cash

PROPOSAL #5.3O3: Approve the PSG Group Supplementary                       ISSUER          YES          FOR               FOR
share Incentive Trust

PROPOSAL #5.4S1: Approve the share buyback by PSG                          ISSUER          YES        AGAINST           AGAINST
Group
PROPOSAL #5.5S2: Approve the share buyback by                              ISSUER          YES          FOR               FOR
subsidiaries of PSG Group

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT ADARO ENERGY TBK
  TICKER:                N/A             CUSIP:     Y7087B109
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company annual report and                        ISSUER          YES          FOR               FOR
ratify the Company's financial report FYE 2008

PROPOSAL #2.: Approve the profit allocation FYE 2008                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Authorize the Board Commissioners to                         ISSUER          YES          FOR               FOR
appoint the Public Accountant and approve to
determine the honorarium

PROPOSAL #4.: Approve to determine the honorarium and                      ISSUER          YES          FOR               FOR
 remuneration for Commissioner and Board of Directors

PROPOSAL #5.: Others                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BAKRIE & BROTHERS TBK
  TICKER:                N/A             CUSIP:     Y7117S254
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the Board of Directors report                       ISSUER          YES          FOR               FOR
for book year 2008

PROPOSAL #A.2: Ratify the financial report for book                        ISSUER          YES          FOR               FOR
year 2008

PROPOSAL #A.3: Approve to determine the utilization                        ISSUER          YES          FOR               FOR
of Company's profit for book year 2008

PROPOSAL #A.4: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
appoint the Independent Public Accountant to Audit
Company's books for book year 2009 and approve to
determine their Honorarium

PROPOSAL #E.1: Approve the pledge more than 50% of                         ISSUER          YES        AGAINST           AGAINST
Company assets as per the Articles of Association
No.40 year 2007, Article No.102 point.1

PROPOSAL #E.2: Approve the change in the Board of                          ISSUER          YES        AGAINST           AGAINST
Management structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BAKRIELAND DEVELOPMENT TBK
  TICKER:                N/A             CUSIP:     Y7122L120
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Directors annual report                          ISSUER          YES          FOR               FOR
regarding the Company activities for book YE 31 DEC
2008

PROPOSAL #2.: Approve and ratify the balance sheet                         ISSUER          YES          FOR               FOR
and financial statement for book YE 31 DEC 2008

PROPOSAL #3.: Authorize the Directors to appoint an                        ISSUER          YES          FOR               FOR
Independent Public Accountant to audit the Companys
book in year 2009 and to determine honorarium and
other requirements for Public Accountant

PROPOSAL #4.: Approve the Companys profit utilization                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the restructuring of the                             ISSUER          YES        AGAINST           AGAINST
Companys Board of Directors and the Commissioners

PROPOSAL #6.: Approve to determine the                                     ISSUER          YES          FOR               FOR
remuneration/honorarium for the Directors and the
Commissioners

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BANK NEGARA INDONESIA (PERSERO) TBK, JAKARTA
  TICKER:                N/A             CUSIP:     Y74568166
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, ratification                      ISSUER          YES          FOR               FOR
 the financial statement, the annual report of
partnership and Environmental Education Program and
acquit ET DE charge for the Board of Directors and
the Commissioners report

PROPOSAL #2.: Approve the profit allocation                                ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint the Public Accountant for 2009                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Ratify the effective application of                          ISSUER          YES          FOR               FOR
State owned Company Minister Regulation Number PER-
05/MBU/2008 in the Company dated 03 SEP 2008 with
regards to standard operating procedure of
procurement goods and services

PROPOSAL #5.: Approve the determination of Directors                       ISSUER          YES          FOR               FOR
and Commissioners salary and or honorarium

PROPOSAL #6.: Approve the change of the Board of                           ISSUER          YES        AGAINST           AGAINST
Commissioners structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BARITO PACIFIC TIMBER TBK
  TICKER:                N/A             CUSIP:     Y71198124
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors reports                       ISSUER          YES          FOR               FOR
for book year 2008 and ratify the financial report
for book year 2008

PROPOSAL #2.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint of Independent Public Account to Audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #3.: Approve to change in the Board of                            ISSUER          YES          FOR               FOR
Management structure

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT BISI INTERNATIONAL TBK
  TICKER:                N/A             CUSIP:     Y711A0103
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's annual report for                      ISSUER          YES          FOR               FOR
 book year 2008 and ratify the Company's financial
report for book year 2008

PROPOSAL #2.: Approve to determine the profit                              ISSUER          YES          FOR               FOR
utilization for book year 2008

PROPOSAL #3.: Approve to appoint public accountant to                      ISSUER          YES          FOR               FOR
 audit the Company's financial report for book year

PROPOSAL #4.: Approve to restructure the Company's                         ISSUER          YES        AGAINST           AGAINST
Board of Commissioners and the Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT CIPUTRA DEVELOPMENT TBK
  TICKER:                N/A             CUSIP:     Y7121J100
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for the book year 2008 and ratify the financial
report for the book year 2008

PROPOSAL #2.: Approve the determination on                                 ISSUER          YES          FOR               FOR
utilization of net Companys profit for the book year

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint Independent Public Accountant to the Audit
Companys books for the book year 2009

PROPOSAL #4.: Approve the determination of honorarium                      ISSUER          YES          FOR               FOR
 and other allowances for the Board of Commissioners
and the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT INDAH KIAT PULP & PAPER CORPORATION TBK
  TICKER:                N/A             CUSIP:     Y71278116
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors, the financial statement and Acquit Et De
Charge for the Members of the Board of Directors and
the Commissioners of the Company for the book year

PROPOSAL #2.: Approve to determine the utilization of                      ISSUER          YES          FOR               FOR
 the net Company profit for the book year 2008

PROPOSAL #3.: Appoint the Public Accountant                                ISSUER          YES          FOR               FOR
Independent and authorize to Director to determine
honorarium for the book year 2009

PROPOSAL #4.: Approve to change the Members of the                         ISSUER          YES        AGAINST           AGAINST
Board of Directors and the Commissioners of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT JASA MARGA (PERSERO) TBK
  TICKER:                N/A             CUSIP:     Y71285103
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's annual report for                      ISSUER          YES          FOR               FOR
 book year 2008 and ratify the Company's financial
report for book year 2008 and annual report of the
implementation of the partnership and environment
improvement program in book year 2008

PROPOSAL #2.: Approve to determine the Company's                           ISSUER          YES          FOR               FOR
profit utilization for book year 2008

PROPOSAL #3.: Appoint the Public Accountant to audit                       ISSUER          YES          FOR               FOR
the Company's and subsidiary Company's financial
report for book year 2009 and financial report of the
 partnership and environment improvement program in
book year 2009

PROPOSAL #4.: Approve to determine Tantiem, salary                         ISSUER          YES          FOR               FOR
and other benefit for the Company's Board of
Directors and the Commissioners for book year 2009

PROPOSAL #5.: Approve the report of the utilization                        ISSUER          YES          FOR               FOR
of fund received from the Company's initial public
offering in year 2007

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT KALBE FARMA TBK
  TICKER:                N/A             CUSIP:     Y71287190
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Directors for                      ISSUER          YES          FOR               FOR
 the book year 2008

PROPOSAL #2.: Approve the financial statement and                          ISSUER          YES          FOR               FOR
give acquit ET DE charge for the Member Board of
Directors and the Commissioners for book year 2008

PROPOSAL #3.: Approve the profit allocation of the                         ISSUER          YES          FOR               FOR
Company for book year 2008

PROPOSAL #4.: Approve the salary and honorarium for                        ISSUER          YES          FOR               FOR
the Member Board of Commissioners and the Directors

PROPOSAL #5.: Appoint the Public Accountant and                            ISSUER          YES          FOR               FOR
authorize the Director to determine honorarium

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT LIPPO KARAWACI TBK
  TICKER:                N/A             CUSIP:     Y7129W186
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors report                        ISSUER          YES          FOR               FOR
for book year 2008 and ratification of financial
report for book year 2008 and acquit ET DE charge to
the Board of Commissioner and the Board of Directors
as reflected in annual report

PROPOSAL #2.: Approve to determine the profit and                          ISSUER          YES          FOR               FOR
loss statement for book year 2008

PROPOSAL #3.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
appoint Independent Public Accountant to Audit
Company's books for book year 2009 and approve to
determine their honorarium

PROPOSAL #4.: Appoint the Board of Directors and the                       ISSUER          YES        AGAINST           AGAINST
Board of Commissioners and approve to determine their
 salary/ honorarium and or other allowances

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT MEDCO ENERGI INTERNASIONAL  TBK
  TICKER:                N/A             CUSIP:     Y7129J136
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report 2008 and                           ISSUER          YES          FOR               FOR
acquit et de charge to the Board of Commissioner and
Director

PROPOSAL #2.: Ratify the financial statement 2008                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the profit allocation                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Appoint the public accountant and                            ISSUER          YES          FOR               FOR
determine honorarium

PROPOSAL #5.: Approve the Board of Director and                            ISSUER          YES          FOR               FOR
Commissioner salary and allowances

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PT TIMAH TBK
  TICKER:                N/A             CUSIP:     Y7148A124
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: Approve the Directors and                                   ISSUER          YES          FOR               FOR
Commissioners annual report for book year 2008

PROPOSAL #A.2: Ratify the Company's financial                              ISSUER          YES          FOR               FOR
statement and financial report of Social and
Environmental Responsibility Program for book year
2008 as well as granting acquit discharge to the
Directors and Commissioner for book year 2008

PROPOSAL #A.3: Approve the determination of profit                         ISSUER          YES          FOR               FOR
allocation including dividend distribution for book
year 2008

PROPOSAL #A.4: Approve the determination of salary                         ISSUER          YES          FOR               FOR
honorarium and other allowances for the Board of
Directors and Commissioners for book year 2009

PROPOSAL #A.5: Appoint the Public Accountant for book                      ISSUER          YES          FOR               FOR
 year 2009

PROPOSAL #E.1: Approve the adjustment of AGM                               ISSUER          YES        AGAINST           AGAINST
Resolution 2007 regarding Tantiem and Social and
Responsibility Program

PROPOSAL #E.2: Ratify the Company shares buy back                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #E.3: Approve to implement Regulation No.                         ISSUER          YES          FOR               FOR
PER-05 MBU 2008 Dated 03 SEP 2008 as one of the
Company's guidance for goods and services production

PROPOSAL #E.4: Approve to change the Member of                             ISSUER          YES        AGAINST           AGAINST
Directors and Commissioners

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                PV CRYSTALOX SOLAR PLC, WANTAGE
  TICKER:                N/A             CUSIP:     G73011101
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the 2008 annual accounts                             ISSUER          YES          FOR               FOR

PROPOSAL #2.: Receive and approve the 2008 Directors                       ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Grant Thornton UK LLP as the                      ISSUER          YES          FOR               FOR
 Auditor

PROPOSAL #S.5: Authorize the Directors to issue and                        ISSUER          YES          FOR               FOR
allot shares

PROPOSAL #S.6: Approve to disapply statutory pre-                          ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.7: Authorize the Company to purchase its                       ISSUER          YES          FOR               FOR
own shares

PROPOSAL #8.: Approve the adoption of the Executive                        ISSUER          YES          FOR               FOR
Directors Deferred Share Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QIAGEN NV
  TICKER:                N/A             CUSIP:     N72482107
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: To Managing Board report for the YE 31                       ISSUER          NO           N/A               N/A
DEC 2008

PROPOSAL #3.: To Supervisory Board report on the                           ISSUER          NO           N/A               N/A
Company's annual accounts [the 'annual accounts'] for
 FY 2008

PROPOSAL #4.: Adopt the annual accounts for FY 2008                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: To reservation and dividend policy                           ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the performance of the Managing                      ISSUER          YES          FOR               FOR
 Board during FY 2008, including a discharge from
liability with respect to the exercise of their
duties during FY 2008

PROPOSAL #7.: Approve the performance of the                               ISSUER          YES          FOR               FOR
Supervisory Board during FY 2008, including a
discharge from liability with respect to the exercise
 of their duties during FY 2008

PROPOSAL #8.A: Re-appoint Prof. Dr. Detlev Riesner as                      ISSUER          YES          FOR               FOR
 a Supervisory Director of the Company for a term
ending on the date of the AGM in 2010

PROPOSAL #8.B: Re-appoint Dr. Werner Brandt as a                           ISSUER          YES          FOR               FOR
Supervisory Director of the Company for a term ending
 on the date of the AGM in 2010

PROPOSAL #8.C: Re-appoint Dr. Metin Colpan as a                            ISSUER          YES          FOR               FOR
Supervisory Director of the Company for a term ending
 on the date of the AGM in 2010

PROPOSAL #8.D: Re-appoint Mr. Erik Hornnaess as a                          ISSUER          YES          FOR               FOR
Supervisory Director of the Company for a term ending
 on the date of the AGM in 2010

PROPOSAL #8.E: Re-appoint Prof. Dr. Manfred Karobath                       ISSUER          YES          FOR               FOR
as a Supervisory Director of the Company for a term
ending on the date of the AGM in 2010

PROPOSAL #8.F: Re-appoint Mr. Heino von Prondzynski                        ISSUER          YES          FOR               FOR
as a Supervisory Director of the Company for a term
ending on the date of the AGM in 2010

PROPOSAL #9.A: Re-appoint Mr. Peer Schatz as a                             ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #9.B: Re-appoint Mr. Roland Sackers as a                          ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #9.C: Re-appoint Dr. Joachim Schorr as a                          ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #9.D: Re-appoint Mr. Bernd Uder as a                              ISSUER          YES          FOR               FOR
Managing Director of the Company for a term ending on
 the date of the AGM in 2010

PROPOSAL #10.: Re-appoint Ernst & Young Accountants                        ISSUER          YES          FOR               FOR
as the Auditors of the Company for the FYE 31 DEC 2009

PROPOSAL #11.: Authorize the Managing Board, until 24                      ISSUER          YES          FOR               FOR
 DEC 2010, to acquire shares in the Company's own
share capital

PROPOSAL #12.: Questions                                                   ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                Q-MED AB
  TICKER:                N/A             CUSIP:     W71001106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Lawyer Gunnar Mattsson as the                      ISSUER          NO           N/A               N/A
 Chair for the meeting

PROPOSAL #2.: Approve the voting list                                      ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the agenda for the meeting                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Elect 1 or 2 people to verify the                            ISSUER          NO           N/A               N/A
minutes
PROPOSAL #5.: Approve to consider whether the meeting                      ISSUER          NO           N/A               N/A
 has been duly convened

PROPOSAL #6.: Approve the address given by Q-Med AB's                      ISSUER          NO           N/A               N/A
 President, Bengt Agerup

PROPOSAL #7.: Approve the submission of the annual                         ISSUER          NO           N/A               N/A
accounts and the Auditors' report, as well as the
consolidated accounts and consolidated Auditors'
report for the FY 2008

PROPOSAL #8.a: Adopt the income statement and balance                      ISSUER          YES          FOR               FOR
 sheet, as well as the consolidated income statement
and the consolidated balance sheet

PROPOSAL #8.b: Approve the earnings at the disposal                        ISSUER          YES          FOR               FOR
of the AGM, consisting of a share premium reserve of
6 MSEK, retained earnings of 602 MSEK and net income
for the year of -7 MSEK, the sum total of 601 MSEK be
 carried forward and that no dividend be thus paid to
 the shareholders

PROPOSAL #8.c: Approve the question of discharging                         ISSUER          YES          FOR               FOR
the Members of the Board and the President from

PROPOSAL #9.: Approve the address given by Mr. Robert                      ISSUER          NO           N/A               N/A
 Wikholm, Chair of the Election Committee, on the
work of the Election Committee and on the nominations
 and the proposed fees

PROPOSAL #10.: Approve the Members of the Board                            ISSUER          YES          FOR               FOR
continue to be 6 in number, with no Deputy Members of
 the Board

PROPOSAL #11.: Approve the unchanged Board fees of                         ISSUER          YES          FOR               FOR
1,400,000 SEK in total be paid, with 450,000 SEK to
the Chair of the Board and 250,000 SEK to each of
Messrs. Ulf Mattsson, Tomas Nicolin and Kristina
Persson, and 200,000 SEK to Bertil Hult. Bengt Agerup
 does not receive a Board fee; for the period up
until the end of the next AGM the Auditors' fees be
paid in accordance with reasonable invoicing; and an
unchanged fee of 200,000 SEK in total be paid for
work on the Audit Committee, with 100,000 SEK to the
Chair of the Committee and 50,000 SEK to each of the
other 2 Committee Members

PROPOSAL #12.: Re-elect Messrs. Bertil Hult, Ulf                           ISSUER          YES          FOR               FOR
Mattsson, Anders Milton, Tomas Nicolin, Kristina
Persson and Bengt Agerup as the Board Members and any
 Deputy Members of the Board; and re-elect Mr. Anders
 Milton as the Chair of the Board

PROPOSAL #13.: Approve the number of Members on the                        ISSUER          YES          FOR               FOR
Election Committee shall consist of 5 Members and
elect Messrs. Bengt Agerup and Anders Milton, Chair
of the Board, as the Members of the Election
Committee and elect Mr. Robert Wikholm as a Chair
with the assignment of finding, at the latest during
the third quarter, two representatives from the major
 institutional owners, to be included as Members of
the Election Committee together with the three above
mentioned persons, and that no fee be paid to the
Election Committee; if any Member leaves their
assignment before a proposal has been presented for
next year's AGM, the remaining Members shall together
 find a new representative from a major shareholder

PROPOSAL #14.: Approve the address by Mr. Bertil Hult                      ISSUER          NO           N/A               N/A
 on the work of the Remuneration Committee

PROPOSAL #15.: Approve concerning a conditional                            ISSUER          YES        AGAINST           AGAINST
principles for remuneration and other conditions of
employment for Senior Management as specified

PROPOSAL #16.: Approve the conditional change of the                       ISSUER          YES          FOR               FOR
first sentence of Article 8 of the Articles of
Association and a new second sentence be added as
specified

PROPOSAL #17.: Closing of the AGM                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUADRA MNG LTD
  TICKER:                N/A             CUSIP:     747319101
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. William H. Myckatyn as a                          ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.2: Elect Mr. Paul M. Blythe as a Director                      ISSUER          YES          FOR               FOR
 of the Company for the ensuing year

PROPOSAL #1.3: Elect Mr. Geoffrey S. Belsher as a                          ISSUER          YES        ABSTAIN           AGAINST
Director of the Company for the ensuing year

PROPOSAL #1.4: Elect Mr. John A. Brough as a Director                      ISSUER          YES          FOR               FOR
 of the Company for the ensuing year

PROPOSAL #1.5: Elect Mr. Neil MacKenzie as a Director                      ISSUER          YES          FOR               FOR
 of the Company for the ensuing year

PROPOSAL #1.6: Elect Mr. George W. Poling as a                             ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.7: Elect Mr. Gregory Van Staveren as a                         ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #1.8: Elect Mr. Ken Williamson as a Director                      ISSUER          YES          FOR               FOR
 of the Company for the ensuing year

PROPOSAL #2.: Appoint the PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditors of the Corporation for the ensuing
year and authorize the Directors to fix their
remuneration

PROPOSAL #S.3: Amend the notice of Articles of the                         ISSUER          YES        AGAINST           AGAINST
Company to amend the authorized share structure of
the Company from 1,000,000,000 common shares to an
unlimited number of common shares, as specified

PROPOSAL #4.: Amend the Company's Shareholder Rights                       ISSUER          YES        AGAINST           AGAINST
Plan to, among other things, set the minimum time
which a take-over bid must remain open for acceptance
 in order to be considered a permitted bid at 60
days, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                QUANTA STORAGE INC
  TICKER:                N/A             CUSIP:     Y7175W106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and the                        ISSUER          NO           N/A               N/A
2009 Business Plans

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of the third euro                                ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #A.4: The status of Buyback Treasury Stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans and endorsement and guarantee

PROPOSAL #B.6: Elect 1 Supervisor                                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RADIANT OPTO-ELECTRONICS CORP
  TICKER:                N/A             CUSIP:     Y7174K103
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.7 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve the joint-venture in People's                       ISSUER          YES          FOR               FOR
Republic of China

PROPOSAL #B.8.1: Elect Mr. Wang, Pen-Jan as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #B.8.2: Elect Mr. Wang, Been-Fong [Long                           ISSUER          YES          FOR               FOR
Sheng Investment Limited Liability Company] as a

PROPOSAL #B.8.3: Elect Mr. Wang, Ying-Fu [Swiss                            ISSUER          YES          FOR               FOR
Abundand Investment Limited Liability Company] as a
Director

PROPOSAL #B.8.4: Elect Mr. Zeng, Lun-Bin as an                             ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #B.8.5: Elect Mr. Huang, Zi-Cheng as an                           ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #B.8.6: Elect Mr. Wang, Ben-Zong as an                            ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #B.8.7: Elect Mr. Chen, Chien-Hsiung as an                        ISSUER          YES          FOR               FOR
Independent Director

PROPOSAL #B.8.8: Elect Mr. Wang, Pen-Chin as a                             ISSUER          YES          FOR               FOR
Supervisor

PROPOSAL #B.8.9: Elect Mr. Bo, Xiang-Kun as a                              ISSUER          YES          FOR               FOR
Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.10: Other issues and extraordinary motions                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RADIUM LIFE TECH
  TICKER:                N/A             CUSIP:     Y7342U108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of the 2007 local unsecured                      ISSUER          NO           N/A               N/A
 convertible bonds

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve to revise the Plans of the                          ISSUER          YES          FOR               FOR
2007 local unsecured convertible bonds and the
capital injection by issuing new shares

PROPOSAL #B.3: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 40
for 1,000 shares held

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.9: Approve the proposal of long-term                           ISSUER          YES        AGAINST           AGAINST
capital injection

PROPOSAL #B.10: Approve to release the prohibition on                      ISSUER          YES          FOR               FOR
 Directors from participation in competitive business

PROPOSAL #B.11: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RALINK TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y7180S108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.8 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus proposed stock
dividend: 20 for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #B71.1: Elect Mr. Chris Kao/Shareholder No:                       ISSUER          YES          FOR               FOR
1 as a Director

PROPOSAL #B71.2: Elect Hua Yu Investment Corp.                             ISSUER          YES          FOR               FOR
/Shareholder No:13 Representative: Mr. Tenlong Deng
as a Director

PROPOSAL #B71.3: Elect Mr. Dennis Lo/Shareholder No:                       ISSUER          YES          FOR               FOR
89 as a Director

PROPOSAL #B71.4: Elect Mr. Po Lin/Shareholder No: 5                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #B71.5: Elect Mr. Fred Jann/Shareholder No:                       ISSUER          YES          FOR               FOR
92 as a Director

PROPOSAL #B72.1: Elect Mr. Paul Yeh/Id No: T120272241                      ISSUER          YES          FOR               FOR
 as an Independent Director

PROPOSAL #B72.2: Elect Mr. Derrick Su/Id No:                               ISSUER          YES          FOR               FOR
R120584815 as an Independent Director

PROPOSAL #B73.1: Elect Mr. Jium Ming Lin/Shareholder                       ISSUER          YES          FOR               FOR
No: 2223 as a Supervisor

PROPOSAL #B73.2: Elect Lian Sheng Investment Corp.                         ISSUER          YES          FOR               FOR
/Shareholder No:710 Representative: Mr. H.J. Lin as a
 Supervisor

PROPOSAL #8.: Approve the proposal to release the                          ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #9.: Extraordinary motions                                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RALLYE SA, PARIS
  TICKER:                N/A             CUSIP:     F43743107
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the                         ISSUER          YES          FOR               FOR
FYE 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #O.4: Approve the agreements referred to in                       ISSUER          YES          FOR               FOR
Article L 225-38 of the Commercial Code

PROPOSAL #O.5: Elect Mr. Philippe Charrier as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.6: Reelect Mr. Andre Crestey as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Re-elect Mr. Jean Chodron De Courcel                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #O.8: Re-elect Mr. Jacques Dermagne as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.9: Re-elect Mr. Jacques Dumas as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #O.10: Re-elect Mr. Pierre Feraud as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.11: Re-elect Mr. Jeancharles Naouri as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.12: Re-elect Mr. Christian Paillot as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.13: Re-elect Mr. Gilbert Torelli as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #O.14: Re-elect Mr. Finatis as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #O.15: Re-elect Mr. Fonciere Euris as a                           ISSUER          YES          FOR               FOR
director

PROPOSAL #O.16: Re-elect Mr. Euris as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #O.17: Re-elect Mr. Matignon Corbeil Centre                       ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #O.18: Re-appoint Mr. Jean Levy as a Censor                       ISSUER          YES          FOR               FOR

PROPOSAL #O.19: Authorize the Company to purchase its                      ISSUER          YES        AGAINST           AGAINST
 own shares

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or securities giving the right to award
new or existing shares of the Company or existing
shares of any Company which owns directly or
indirectly more than 50% of the capital or debt
securities in case of issue of new shares with
maintenance of preferential subscription rights

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or securities giving the right to award
new or existing shares of the Company or existing
shares of any Company which owns directly or
indirectly more than 50% of the capital or debt
securities in case of issue of new shares with
cancellation of preferential subscription rights

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
fix the price of issues achieved without preferential
 subscription rights under the terms determined by
the general assembly referred to in Article L.225-136
 of the Commercial Code

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in
connection with capital increases made with or
without preferential subscription rights

PROPOSAL #E.24: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by capitalization of reserves,
profits, premiums or other amounts whose
capitalization is permitted

PROPOSAL #E.25: Authorize the Board of Directors,                          ISSUER          YES          FOR               FOR
within the limit of 10% of the Company's capital, to
issue shares or securities giving access to capital,
in order to remunerate contributions in kind made to
the Company and consisting of equity securities or
securities giving access to capital

PROPOSAL #E.26: Approve the global limitation of the                       ISSUER          YES        AGAINST           AGAINST
financial authorizations conferred upon the Board of
Directors

PROPOSAL #E.27: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue shares or securities giving access to capital
in case of public offer implemented by rally in
securities of another Company listed with
cancellation of preferential subscription rights

PROPOSAL #E.28: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide, during a public offer for the
Company, the issue of Bonds to subscribe, on
preferential terms, to the Company's shares,
including their bonus allocation to all shareholders
of the Company

PROPOSAL #E.29: Authorize the Company which holds                          ISSUER          YES        AGAINST           AGAINST
more than 50% of the capital of the Rally's Company,
Company's securities of the issuer providing right to
 the allocation of existing Company's shares

PROPOSAL #E.30: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital or alienate treasury shares for the
benefit of employees

PROPOSAL #E.31: Grant authority to reduce the share                        ISSUER          YES          FOR               FOR
capital by cancellation of treasury shares

PROPOSAL #E.32: Approve the setting in harmony of the                      ISSUER          YES          FOR               FOR
 statutes with the provisions of the Law 2008-776 on
04 AUG 2008

PROPOSAL #E.33: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RANDGOLD RESOURCES LTD, ST HELIER
  TICKER:                N/A             CUSIP:     G73740113
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Directors reports and accounts                     ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect Mr. Christopher L. Coleman as a                        ISSUER          YES          FOR               FOR
Director [Member of the nomination and Governance
Committee]

PROPOSAL #3.: Elect Mr. Jon Walden as a Director                           ISSUER          YES          FOR               FOR
[Member of the Audit Committee]

PROPOSAL #4.: Adopt the report of the Remuneration                         ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #5.: Approve the fees payable to Directors                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint BDO Stoy Hayward LLP as the                       ISSUER          YES          FOR               FOR
Auditors of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RANK GROUP PLC
  TICKER:                N/A             CUSIP:     G7377H121
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Ian Burke as a Director                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Elect Mr. Paddy Gallagher as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Owen O'Donnell as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. Bill Shannon as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Reappoint PricewaterhouseCoopers LLP as                      ISSUER          YES        AGAINST           AGAINST
 the Auditors of the Company

PROPOSAL #8.: Authorize the Audit Committee to fix                         ISSUER          YES        AGAINST           AGAINST
remuneration of the Auditors

PROPOSAL #9.: Grant authorize to issue of equity or                        ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to aggregate nominal amount of GBP 18,800,000

PROPOSAL #10.: Approve to passing of ordinary                              ISSUER          YES          FOR               FOR
Resolution 9, grant authority to issue of equity or
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 2,700,000

PROPOSAL #11.: Authorize 58,500,000 ordinary shares                        ISSUER          YES          FOR               FOR
for market purchase

PROPOSAL #12.: Authorize the Company and Subsidiaries                      ISSUER          YES          FOR               FOR
 to make EU Political donations to Political
Organization and/or independent election candidates
up to GBP 0.025M, to Political Organization other
than political parties up to GBP 0.025M and Incur EU
Political expenditure up to GBP 0.05

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RATHBONE BROTHERS PLC, LONDON
  TICKER:                N/A             CUSIP:     G73904107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual report and the                              ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Approve the final dividend of 26p per                        ISSUER          YES          FOR               FOR
share for the YE 31 DEC 2008

PROPOSAL #4.: Elect Mr. R.P. Stockton as a Director                        ISSUER          YES        ABSTAIN           AGAINST
of the Company

PROPOSAL #5.: Re-elect Mr. O.R.P. Corbett as a                             ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #6.: Re-elect Mr. M. Robertshaw as a                              ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #7.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditors until the conclusion of the next AGM
before which the accounts are laid

PROPOSAL #8.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #9.: Grant authority to make political                            ISSUER          YES          FOR               FOR
donations and incur political expenditure

PROPOSAL #10.: Grant authority to allot ordinary                           ISSUER          YES          FOR               FOR
shares
PROPOSAL #S.11: Grant authority the waiving of the                         ISSUER          YES          FOR               FOR
pre-emption rights

PROPOSAL #S.12: Grant authority to market repurchases                      ISSUER          YES          FOR               FOR
 of ordinary shares

PROPOSAL #S.13: Grant authority to convening the                           ISSUER          YES          FOR               FOR
general meeting other than the AGM with 14 days notice

PROPOSAL #S.14: Amend the Memorandum and the Articles                      ISSUER          YES          FOR               FOR
 with effect from 01 OCT 2009 to remove the objects
clauses authorized share capital as permitted by the
Companies Act 2006

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RATIONAL AG, LANDSBERG AM LECH
  TICKER:                N/A             CUSIP:     D6349P107
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report pursuant to
Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 82,157,235.03 as follows:
 payment of a dividend of EUR 1 per no-par share EUR
70,787,235.03 shall be carried forward ex-dividend
and payable date: 07 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: Roelfs WP Partner AG, Munich

PROPOSAL #6.: Election to the Supervisory Board                            ISSUER          NO           N/A               N/A
Messrs: Siegfried Meister, Walter Kurtz, Roland Poczka

PROPOSAL #7.: Amendment to Section 8 of the Articles                       ISSUER          NO           N/A               N/A
of Association in respect of Messrs. Siegfried
Meister and Walter Kurtz being entitled, as members
of the Supervisor Board, to appoint a new Board
member as a replacement for a former Board member

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REALIA BUSINESS SA, MADRID
  TICKER:                N/A             CUSIP:     E8433U108
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Management of the Board of
Realia and the Consolidated Group of 2008

PROPOSAL #2.: Approve the application of the 2008                          ISSUER          YES          FOR               FOR
result

PROPOSAL #3.1: Approve to set the number of Board                          ISSUER          YES          FOR               FOR
Members at 14

PROPOSAL #3.2: Ratify and appoint Mr. Cartera Deva as                      ISSUER          YES        AGAINST           AGAINST
 an External Board Member

PROPOSAL #3.3: Name the External Director of                               ISSUER          YES        AGAINST           AGAINST
Inmogestion y Patrimonios, S.A.

PROPOSAL #4.: Approve the modification of Article 27                       ISSUER          YES          FOR               FOR
of the Company's By-laws

PROPOSAL #5.: Approve to de-list the shares from the                       ISSUER          YES          FOR               FOR
Bilbao and Valencia Stock Exchanges

PROPOSAL #6.: Approve the merger balance referred to                       ISSUER          YES          FOR               FOR
the first point, review and approve the Merger
proposal Witn RB business holding

PROPOSAL #7.: Authorize the Board and the affiliates                       ISSUER          YES          FOR               FOR
for the acquisition of own shares

PROPOSAL #8.: Approve the delegation to the Board to                       ISSUER          YES          FOR               FOR
issue bonds, promissory notes and other fixed Income
securities

PROPOSAL #9.: Approve the Retribution Policy of the                        ISSUER          YES          FOR               FOR
Board

PROPOSAL #10.: Re-elect the Auditors                                       ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the report concerning Article                       ISSUER          YES          FOR               FOR
116 BIS of Secutities Market Law

PROPOSAL #12.: Approve the delegation of powers to                         ISSUER          YES          FOR               FOR
the Board

PROPOSAL #13.: Approve the minutes                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RED BACK MNG INC
  TICKER:                N/A             CUSIP:     756297107
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Richard P. Clark as a                             ISSUER          YES          FOR               FOR
Director to hold office until the next annual meeting
 of the Corporation

PROPOSAL #1.2: Elect Mr. Lukas H. Lundin as a                              ISSUER          YES        ABSTAIN           AGAINST
Director to hold office until the next annual meeting
 of the Corporation

PROPOSAL #1.3: Elect Mr. Robert F. Chase as a                              ISSUER          YES          FOR               FOR
Director to hold office until the next annual meeting
 of the Corporation

PROPOSAL #1.4: Elect Mr. Brian D. Edgar as a Director                      ISSUER          YES          FOR               FOR
 to hold office until the next annual meeting of the
Corporation

PROPOSAL #1.5: Elect Mr. Michael W. Hunt as a                              ISSUER          YES        ABSTAIN           AGAINST
Director to hold office until the next annual meeting
 of the Corporation

PROPOSAL #1.6: Elect Mr. Harry N. Michael as a                             ISSUER          YES          FOR               FOR
Director to hold office until the next annual meeting
 of the Corporation

PROPOSAL #1.7: Elect Mr. George L. Brack as a                              ISSUER          YES          FOR               FOR
Director to hold office until the next annual meeting
 of the Corporation

PROPOSAL #2.: Appoint PricewaterhouseCoopoers LLP,                         ISSUER          YES          FOR               FOR
Chartered Accountants as the Auditors of the
Corporation for the ensuing year and authorize the
Directors to fix their remuneration

PROPOSAL #3.: Amend the Corporation's Stock Option                         ISSUER          YES          FOR               FOR
Plan as specified

PROPOSAL #4.: Approve the certain Stock Option Grants                      ISSUER          YES          FOR               FOR
 to insider of the Corporation as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REGUS PLC, ST HELIER
  TICKER:                N/A             CUSIP:     G7477W101
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles 54.90(A), 132 and                        ISSUER          YES          FOR               FOR
the French translation of the Memorandum and Articles
 of Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REGUS PLC, ST HELIER
  TICKER:                N/A             CUSIP:     G7477W101
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements and the annual accounts of the Company for
 the FYE 31 DEC 2008

PROPOSAL #2.: Approve the standalone financial                             ISSUER          YES          FOR               FOR
statements and the accounts of the Company for the
FYE 31 DEC 2008

PROPOSAL #3.: Receive the Directors' remuneration                          ISSUER          YES        AGAINST           AGAINST
report for the YE 31 DEC 2008

PROPOSAL #4.: Grant discharge to the Directors in                          ISSUER          YES          FOR               FOR
respect of certain duties owed to shareholders under
Luxembourg Law during the FYE 31 DEC 2008

PROPOSAL #5.: Approve the allocation of the net                            ISSUER          YES          FOR               FOR
profit of the Company for the net profit of the
Company for the YE 31 DEC 2008 on the following
basis, as more fully set out in the convening notice:
 A) 0.83% is to be allocated to the legal reserve of
the Company; B) a final dividend of 1.2 pence per
ordinary share is to be paid to shareholders; and C)
the balance is to be allocated to the Company's

PROPOSAL #6.: Approve the re-appointment of KPMG                           ISSUER          YES          FOR               FOR
Audit S.a.r.l. as the Independent Auditors of the
Company, until the conclusion of the AGM to be held

PROPOSAL #7.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of KPMG Audit S.a.r.l. as the
Independent Auditors

PROPOSAL #8.: Re-elect Mr. John Matthews as a                              ISSUER          YES          FOR               FOR
Director of the Company for a term of up to 6 years

PROPOSAL #9.: Re-elect Mr. Stephen Gleadle as a                            ISSUER          YES          FOR               FOR
Director of the Company for a term of up to 6 years

PROPOSAL #10.: Re-elect Mr. Martin Robinson as a                           ISSUER          YES          FOR               FOR
Director of the Company for a term of up to 6 years

PROPOSAL #11.: Re-elect Mr. Lance Browne as a                              ISSUER          YES          FOR               FOR
Director of the Company for a term of up to 6 years

PROPOSAL #12.: Re-elect Mr. Ulrich Ogiermann as a                          ISSUER          YES          FOR               FOR
Director of the Company for a term of up to 6 years

PROPOSAL #13.: Re-elect Mr. Douglas Sutherland as a                        ISSUER          YES          FOR               FOR
Director of the Company for a term of up to 6 years

PROPOSAL #14.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
ordinary shares, as specified

PROPOSAL #15.: Authorize the Company to hold as                            ISSUER          YES          FOR               FOR
treasury shares any shares purchased or contracted to
 be purchased pursuant to the authority granted in
Resolution 20, as specified

PROPOSAL #16.: Approve the waiver granted by The                           ISSUER          YES        AGAINST           AGAINST
Panel on Takeovers and Mergers [the Panel] of the
obligation that would otherwise arise pursuant to
Rule 9 of the City Code on Takeovers and Mergers
[Rule 9] for Mr. Mark Dixon [or any entity through
which Mr. Dixon holds shares in the Company] to make
a general offer for the remaining issued share
capital as a result of market purchases of ordinary
shares by the Company that would take Mr. Dixon's
shareholding to a level above his current interest of
 37.98% up to a maximum of 39.99% as specified

PROPOSAL #17.: Approve the waiver granted by the                           ISSUER          YES        AGAINST           AGAINST
Panel of the obligation that would otherwise arise,
pursuant to Rule 9, for Mr. Mark Dixon [or any entity
 through which Mr. Dixon holds shares in the Company]
 to make a general offer for the remaining issued
share capital as result of the exercise of any of the
 2009 MAR CIP Options, as specified

PROPOSAL #S.18: Approve that a general meeting other                       ISSUER          YES          FOR               FOR
than an AGM may be called not less than 16 clear days
 notice or such shorter periods as may be permitted
by the Applicable Companies Laws [as specified in the
 Company's Memorandum and Articles of Association]

PROPOSAL #S.19: Authorize the Secretary or any                             ISSUER          YES          FOR               FOR
Director of the Company to make, from time to time,
all necessary amendments to the provisions of the
Company's Memorandum and Articles of Association
which state the Company's issued share capital, as

PROPOSAL #S.20: Grant authority to purchase of own                         ISSUER          YES          FOR               FOR
shares, as specified

PROPOSAL #S.21: Approve the disapplication of pre-                         ISSUER          YES          FOR               FOR
emption rights, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REXEL SA, PARIS
  TICKER:                N/A             CUSIP:     F7782J366
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the non-deductible charges and                      ISSUER          YES          FOR               FOR
 expenses for tax purposes

PROPOSAL #O.5: Approve the regulated Agreements                            ISSUER          YES          FOR               FOR
referred to in Article L.225-86 of the Commercial Code

PROPOSAL #O.6: Approve the Regulated Agreements                            ISSUER          YES          FOR               FOR
referred to in Article L.225-86 of the Commercial Code

PROPOSAL #O.7: Ratify the appointment of a                                 ISSUER          YES        AGAINST           AGAINST
Supervisory Member

PROPOSAL #O.8: Grant discharge                                             ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
operate on the Company's shares

PROPOSAL #O.10: Powers for the legal formalities                           ISSUER          YES          FOR               FOR

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital by cancellation of shares

PROPOSAL #E.12: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, with maintenance of
preferential subscription rights, of common shares
and/or securities giving immediate and/or ultimately
the share capital or securities

PROPOSAL #E.13: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to decide the issue, with cancellation of
preferential subscription rights, of common shares
and/or securities giving immediate and/or ultimately
the share capital or securities

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the issued amount produced, whit maintenance
 of preferential subscription rights pursuant to the
12 and 13 resolutions

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to determine, in the manner determined by the
General Assembly, the price of common share issued or
 securities made by way of public offer or tender
referred to in II of Article L.411-2 of the Monetary
and Financial Code, with suppression of preferential
subscription rights of shareholders within 10% of
capital per year

PROPOSAL #E.16: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital by issuing equity
 securities or securities giving access to the
Company's capital with cancellation of preferential
subscription rights for the benefit of members of a
Company Savings Plan

PROPOSAL #E.17: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to allocate free shares to employees and
corporate managers of the Company and its subsidiaries

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
carry out the issuance of shares and securities
giving access to Company's capital within the limit
of 10% of the share capital, in consideration of
contributions in kind made to the Company

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital by issuing common shares
or securities giving access to the Company's capital
in remuneration of contributions of securities
carried out within the framework of a public offering
 of exchange

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by incorporation of
premiums, reserves, profits or other amounts which
capitalization is permitted

PROPOSAL #E.21: Powers for the legal formalities                           ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REXLOT HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G7541U107
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors thereon for the YE 31 DEC 2008

PROPOSAL #2.a: Re-elect Mr. Boo Chun Lon as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.b: Re-elect Mr. Lee Ka Lun as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the remuneration of Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to this resolution, during the relevant
period [as specified] of all the powers of the
Company to repurchase shares of HKD 0.01 each in the
share capital of the Company on The Stock Exchange of
 Hong Kong Limited [the Stock Exchange] or any other
stock exchange on which the securities of the Company
 may be listed and which is recognized by the
Securities and Futures Commission and the Stock
Exchange for this purpose, subject to and in
accordance with all applicable laws and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
stock exchange as amended from time to time, the
aggregate nominal amount of shares to be repurchased
by the Company pursuant to the approval in this
resolution shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing of this resolution,
and the said approval shall be limited accordingly;
[Authority expires the earlier at the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by any applicable laws or the Company's bye-

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, during the relevant
period [as specified] of all the powers of the
Company to allot, issue or otherwise deal with
additional shares in the share capital of the Company
 and to make or grant offers, agreements and options
which might require the exercise of such powers, the
aggregate nominal amount of share capital allotted or
 agreed conditionally or unconditionally to be
allotted [whether pursuant to an option or otherwise]
 by the Directors of the Company pursuant to the
approval of this Resolution, otherwise than by way of
 (i) a Rights Issue [as specified]; or (ii) the
exercise of rights of subscription or conversion
attaching to any warrants issued by the Company or
any securities which are convertible into shares of
the Company; or (iii) the exercise of any option
granted under any share option scheme or similar
arrangement for the time being adopted for the grant
or issue to officers and/or employees of the Company
and/or any of its subsidiaries of options to
subscribe for or rights to acquire shares of the
Company; or (iv) any scrip dividend or similar
arrangement providing for the allotment of shares in
lieu of the whole or part of a dividend on shares of
the Company in accordance with the Company's bye-laws
 shall not exceed the aggregate of 20% of the
aggregate nominal amount of the share capital of the
Company in issue as at the date of passing of this
resolution plus and [if the Directors of the Company
are so authorized by a separate ordinary resolution
of the shareholders of the Company] the nominal
amount of any share capital of the Company
repurchased by the Company subsequent to the passing
of this resolution, and the said approval shall be
limited accordingly ; [Authority expires the earlier
at the conclusion of the next AGM of the Company or
the expiration of the period within which the next
AGM of the Company is required by any applicable laws

PROPOSAL #7.: Approve, conditional upon Resolutions 5                      ISSUER          YES        AGAINST           AGAINST
 and 6 being passed, the aggregate nominal amount of
shares in the capital of the Company which are
repurchased by the Company under the authority
granted to the Directors of the Company as mentioned
in Resolution 5 shall be added to the aggregate
nominal amount of share capital that may be allotted
or agreed conditionally or unconditionally to be
allotted by the Directors of the Company pursuant to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                REZIDOR HOTEL GROUP AB
  TICKER:                N/A             CUSIP:     W75528104
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Dick Lundqvist as the                        ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Election of 1 or 2 persons to certify                        ISSUER          NO           N/A               N/A
the minutes

PROPOSAL #4.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Consideration of whether the meeting                         ISSUER          NO           N/A               N/A
has been properly convened

PROPOSAL #7.: Presentation of the annual accounts and                      ISSUER          NO           N/A               N/A
 the Auditors' report and the consolidated accounts
and the consolidated Auditors' report

PROPOSAL #8.: The President and the Chief Executive                        ISSUER          NO           N/A               N/A
Officer's speech

PROPOSAL #9.: Receive the report by the Chairman of                        ISSUER          NO           N/A               N/A
the Board of Directors on the work of the Board of
Directors, the Compensation Committee, the Audit
Committee and the Finance Committee and the report on
 the work of the Nominating Committee

PROPOSAL #10.a: Adopt the profit and loss account,                         ISSUER          YES          FOR               FOR
the balance sheet and the consolidated profit and
loss account and the consolidated balance sheet

PROPOSAL #10.b: Approve that no dividend be paid for                       ISSUER          YES          FOR               FOR
the year 2008 and that the distributable funds are
brought forward

PROPOSAL #10.c: Grant discharge from liability for                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors and the
President and Chief Executive Officer

PROPOSAL #11.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members of the Board of Directors be at 9

PROPOSAL #12.: Approve that the total remuneration to                      ISSUER          YES          FOR               FOR
 be apportioned amongst the Members of the Board of
Directors elected at the AGM shall remain unchanged
and therefore amount to EUR 388,000 of which EUR
35,000 relates to the Board Committee work; out of
the total remuneration EUR 65,000 shall be paid to
the Chairman of the Board of Directors, EUR 36,000 to
 each of the other Directors and in addition EUR
7,500 to the Chairman of the Audit Committee, and EUR
 5,000 to the respective Chairman of the Compensation
 Committee and Finance Committee and EUR 3,750 for
each Member of the Audit Committee and EUR 2,500 for
each Member of the Compensation Committee and Finance
 Committee; a Board Member may only receive
remuneration for participation in 1 Board Committee

PROPOSAL #13.: Elect Messrs. Gote Dahlin, Harald                           ISSUER          YES          FOR               FOR
Einsmann, Urban Jansson, Hubert Joly, Ulla Litzen,
Trudy Rautio, Barry Wilson, Jay S. Witzel and Benny
Zakrisson to the Board of Directors and elect Mr.
Urban Jansson as Chairman of the Board of Directors

PROPOSAL #14.: Re-elect the Registered Public                              ISSUER          YES          FOR               FOR
Accounting Firm Deloitte AB as the Auditor of the
Company for a 4-year period until the end of the 2013
 AGM; Deloitte AB has informed that if it is elected
as Auditor, the Chartered Accountant Mr. Thomas
Stromberg will be responsible for the audit; it is
proposed that the Auditor shall be entitled to a fee
corresponding to the amount invoiced and approved

PROPOSAL #15.: Approve the decision on the Nominating                      ISSUER          YES          FOR               FOR
 Committee for the next AGM as specified

PROPOSAL #16.: Approve the decision on the specified                       ISSUER          YES        AGAINST           AGAINST
principles for compensation of the Company's key
management

PROPOSAL #17.I: Approve the decision on a share based                      ISSUER          YES          FOR               FOR
 incentive programme for the Company's key
management, as specified

PROPOSAL #17.II: Approve the decision on the                               ISSUER          YES          FOR               FOR
adjustment of the conditions of the long term,
performance based incentive programme 2008

PROPOSAL #18.: Authorize the Board of Directors, at                        ISSUER          YES          FOR               FOR
one or several occasions, however at the latest until
 the AGM 2010, to decide on acquisitions of the
Company's own shares and transfer of the Company's
own shares, as specified

PROPOSAL #19.: Amend the first paragraph of Section 9                      ISSUER          YES          FOR               FOR
 of the Articles of Association as specified

PROPOSAL #20.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #21.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RHEINMETALL AG, DUESSELDORF
  TICKER:                N/A             CUSIP:     D65111102
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements, the group annual report, and the reports
 pursuant to Sections 289[4] and 315[4] of the German
 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
Distribution profit of EUR 45,009,693.60 as follows:
payment of a dividend of EUR 1.30 per no-par share
EUR 300,000 shall be allocated to the revenue
reserves ex-dividend and payable date: 13 MAY 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #6.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to 10% of its share capital, at prices not
deviating more than 10% from the market price of the
shares, on or before 31 OCT 2010, the Board of
Managing Directors shall be authorized to retire the
shares, to sell the shares at a price not materially
below their market price, to use the shares for
acquisition purposes, and to transfer the shares to
executives and employees of the company and its
affiliates

PROPOSAL #7.: Approval of the control and profit                           ISSUER          NO           N/A               N/A
transfer agreement with the Company's wholly-owned
subsidiary, Rheinmetall Dienstleistungszentrum
Altmark GmbH, effective retroactively from 01 JAN
2009, until at least 31 DEC 2013

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RHI AG, WIEN
  TICKER:                N/A             CUSIP:     A65231101
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of annual                           ISSUER          NO           N/A               N/A
statement of accounts for the Company and the
Corporate Group including the report of the
Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Board of Director and the Supervisory Board

PROPOSAL #4.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elect the balance sheet Auditor and the                      ISSUER          NO           N/A               N/A
 Group Auditor

PROPOSAL #6.: Authorize the Company to acquire own                         ISSUER          NO           N/A               N/A
shares up to a maximum extent of 12,000 shares in
order to provide them to the Employees, the Managers
and the Members of Board of Director of the Company
or of an affiliated enterprise

PROPOSAL #7.: Authorize the Company to acquire own                         ISSUER          NO           N/A               N/A
shares up to a maximum extent of 3,780,703 shares at
a price of not more than 15% above or below average
market prices during a period of 20 days preceding
the acquisition; this authorization shall be valid
for a period of 30 months starting the day of
approval; furthermore, the Board of Directors shall
be entitled to sell own shares other than via the se
or by public tender, the Board of Directors shall be
entitled to reduce the equity capital by up to EUR
27,475,437.47 by withdrawing up to 3,780,703 own
common bearer shares without any further resolution
by a meeting; the Supervisory Board shall be entitled
 to decide upon alterations of the Articles resulting
 from this withdrawal

PROPOSAL #8.a: Amend  the Articles: Paragraph 23                           ISSUER          NO           N/A               N/A

PROPOSAL #8.b: Amend the Articles: Paragraph 24                            ISSUER          NO           N/A               N/A

PROPOSAL #8.c: Amend the Articles: Paragraph 26                            ISSUER          NO           N/A               N/A

PROPOSAL #9.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RHODIA, BOULOGNE BILLANCOURT
  TICKER:                N/A             CUSIP:     F7813K523
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approve the Company's
financial statements for the year 2008, as presented,
 showing net earnings of EUR 358, 915,280.68

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approve the consolidated
financial statements for the said FY, in the form
presented to the meeting, showing net income [group
share] of EUR 105,000,000.00

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the in come for
the FY be appropriated as follows: earnings for the
FY: EUR 358,915,280.68 other distributable reserves:
EUR : 123,362,930.67 distributable income EUR
482,278,211.35 to be allocated as follows: legal
reserve: EUR 17,945,764.04 other reserves: EUR
464,332,447.31 as required by law, it is reminded
that, for the last 3FY, the dividends paid, were as
follows: EUR 0.00 for FY 2005 EUR 0.00 for FY 2006
EUR 0.25 for FY 2007

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on agreements governed by Articles L.225-38
to L.225-42-1 ET sequence of the French Commercial
Code, approves said report and the agreement referred
 to therein, related to Mr. Jean-Pierre Clamadieu's
term of office

PROPOSAL #O.5: Appoint Mr. Patrick Buffet as a                             ISSUER          YES          FOR               FOR
Director for a 4-year period

PROPOSAL #O.6: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. Jean-Pierre Clamadieu as a Director for a 4-year
period

PROPOSAL #O.7: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. Aldo Cardoso as a Director for a 4-year period

PROPOSAL #O.8: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. Pascal Colombani as a Director for a 4-year period

PROPOSAL #O.9: Approve to renews the appointment of                        ISSUER          YES          FOR               FOR
Mr. Olivier Legrain as a Director for a 4-year period

PROPOSAL #O.10: Approve to renews the appointment of                       ISSUER          YES          FOR               FOR
Mr. Francis Mer as a Director for a 4-year period

PROPOSAL #O.11: Appoint Mr. Jacques Kheliff as a                           ISSUER          YES          FOR               FOR
Employee-shareholder to the Board for a 4-year
period, in accordance with Article 11-2 of the Bylaws

PROPOSAL #O.12: Appoint Mrs. Marielle martiny as a                         ISSUER          YES        AGAINST           AGAINST
Employee-shareholder to the Board for a 4-year
period, in accordance with article 11-2 of the Bylaws

PROPOSAL #O.13: Approve to renews the appointment of                       ISSUER          YES          FOR               FOR
PricewaterhouseCoopers Audit as the statutory
Director for a 6-year period

PROPOSAL #O.14: Approve to renews the appointment of                       ISSUER          YES          FOR               FOR
Mr. Yves Nicolas as a Deputy Auditor for a 6-year
period

PROPOSAL #O.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 30.00, maximum number of shares
to be acquired: 10% of the share capital, I.E.
10,108,706 shares, maximum number of shares to be
detained after these purchases: 10% of the share
capital, maximum funds invested in the share
buybacks: EUR 303,261,180.00; [authority is given for
 an 18-month period] and supersedes granted by the
shareholders' meeting of 16 MAY 2008 in its
Resolution 12; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.16: Amend the Article number 3 of the                          ISSUER          YES          FOR               FOR
Bylaws consequently to the modification of the aim of
 the Company

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on 1 or more occasions and
at its sole discretion, by canceling all or part of
the shares held by the Company in connection with the
 stock repurchase plan decided in Resolution 15 of
the present meeting and the Stock Repurchase Plan
decided by the meeting of 16 MAY 2008, up to a
maximum of 10% of the share capital over a 24 month
period; [authority is given for a 24-month period],
it supersedes the granted by the general meeting of
16 MAY 2008, in its Resolution 13; to take all
necessary measures and accomplish all necessary

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant, for free, on 1 or more occasions, existing or
future shares, in favour of the Employees, or the
Chairman and Chief Executive Officer and, or
Executive Vice Presidents and, or the Corporate
Officers of the Company and related Companies; they
may not represent more than 1% of the share capital;
[authority is granted for a 26-month period], it
supersedes the granted by the shareholders' meeting
of 03 MAY 2007 in its Resolution 16; and to take all
necessary measures and accomplish all necessary

PROPOSAL #E.19: Authorize the Board of Directors all                       ISSUER          YES          FOR               FOR
powers to grant, in 1 or more transactions, to the
Employees, the Chairman and Chief Executive Officer
and, or Executive Vice Presidents and, or the
Corporate Officers of the Company and related
Companies, option s giving the right either to
subscribe for new shares in the Company to be issued
through a share capital increase, or to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 1% of the
share capital; [authority is granted for a 26-month
period], it supersedes the 1 granted by the
shareholders' meeting of 03 MAY 2007 in its
Resolution 17; and to take all necessary measures and
 accomplish all necessary formalities

PROPOSAL #E.20: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
AGM to carry out all legal formalities and make all
filings, statements and advertisements provided by
law or regulations, due to decisions made under the
foregoing resolutions and / or complementary
resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RHOEN KLINIKUM AG, BAD NEUSTADT
  TICKER:                N/A             CUSIP:     D6530N119
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289[4 ] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 36,288.000 as follows:
payment of a dividend of EUR 0.35 per no-par share
ex-dividend and payable date: 11 JUN 2009

PROPOSAL #3.: Ratification of the Acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and the interim half- year financial statements:
PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares, the Company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 15% from the
market price, during the next 18 months, the Board of
 Managing Directors shall be authorized to dispose of
 the shares in a manner other than the Stock Exchange
 or a rights offering if they are sold at a price not
 materially below their market price, to use the
shares for acquisition purposes, and to retire the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RICHTEK TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y7286Y108
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
(cash dividend TWD 7 per share, stock dividend 50
shares per 1,000 shares from retain earnings subject
to 20% withholding tax)

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.6: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.8: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RIETER HLDG AG
  TICKER:                N/A             CUSIP:     H68745209
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RIETER HLDG AG
  TICKER:                N/A             CUSIP:     H68745209
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, the annual                        ISSUER          YES          FOR               FOR
accounts and the accounts of the Group 2008, ad well
as the compensation report, reports of the Auditors

PROPOSAL #2.: Approve the profit appropriation of the                      ISSUER          YES          FOR               FOR
 balance profit

PROPOSAL #3.: Grant discharge the Members of the                           ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #4.: Amend the Articles of Incorporation                          ISSUER          YES          FOR               FOR

PROPOSAL #5.1: Elect Dr. Jakob Baer to the Board of                        ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.2: Elect Mr. Michael Pieper to the Board                       ISSUER          YES        AGAINST           AGAINST
of Directors

PROPOSAL #5.3: Elect Mr. This E. Schneider to the                          ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #5.4: Elect Mr. Hans Peter Schwald to the                         ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #5.5: Elect Mr. Peter Spuhler to the Board                        ISSUER          YES        AGAINST           AGAINST
of Directors

PROPOSAL #6.: Elect PricewaterhouseCooprs AG, Zurich                       ISSUER          YES          FOR               FOR
as the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RIGHTMOVE PLC, LONDON
  TICKER:                N/A             CUSIP:     G75657109
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors thereon

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #3.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors to the Company

PROPOSAL #5.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #6.: Authorize the Directors to allot shares                      ISSUER          YES          FOR               FOR

PROPOSAL #S.7: Approve to disapply the statutory pre-                      ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #S.8: Grant authority for the repurchase of                       ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #9.: Grant authority for the political                            ISSUER          YES          FOR               FOR
donations and expenditure

PROPOSAL #S.10: Grant authority for the general                            ISSUER          YES          FOR               FOR
meeting to be called on not less than 14 clear day's
notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROC OIL COMPANY LIMITED
  TICKER:                N/A             CUSIP:     Q81572101
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial report,                         ISSUER          NO           N/A               N/A
the Directors' report and the Auditor's report for
the Company for the YE 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. Andrew Love as a Director                       ISSUER          YES          FOR               FOR
of the Company, who retires by rotation in accordance
 with the Constitution

PROPOSAL #3.: Re-elect Mr. Robert Leon as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #S.4: Amend, pursuant to Section 136(2) of                        ISSUER          YES          FOR               FOR
the Corporations Act, the Company's Constitution by
inserting the specified Rule 14

PROPOSAL #5.A: Approve, for the purposes of Listing                        ISSUER          YES        AGAINST           AGAINST
Rule 7.1 and for all other purposes, the issue of up
to 88,200,000 Shares at an issue price of at least
80% of the average market price of the shares
calculated over the last 5 days on which sales in
Shares were recorded on ASX before the date on which
the Shares are issued, on the terms and conditions as

PROPOSAL #5.B: Ratify, for the purposes of Listing                         ISSUER          YES        AGAINST           AGAINST
Rule 7.4 and for all other purposes, the issue of up
to 88,200,000 shares at an issue price of at least
80% of the average market price of the Shares
calculated over the last 5 days on which sales in
shares were recorded on ASX before the date on which
the Shares were issued, on the terms and conditions

PROPOSAL #6.: Approve and ratify, pursuant to Listing                      ISSUER          YES          FOR               FOR
 Rule 7.1 of the Listing Rules of the Australian
Stock Exchange Limited, the issue of share options in
 the capital of the Company with a total value and in
 number as specified

PROPOSAL #7.: Approve, for all purposes, including                         ISSUER          YES        AGAINST           AGAINST
for the purpose of ASX Listing Rule 10.14, to grant
options under the Roc Oil Company Limited Executive
Share Option Plan to Chief Executive Officer, Mr.
Bruce Clement, in the manner as specified

PROPOSAL #8.: Approve, for all purposes, including                         ISSUER          YES        AGAINST           AGAINST
for the purpose of ASX Listing Rule 10.14, to grant
options under the Roc Oil Company Limited Executive
Share Option Plan to President- Roc Oil [Bohai]
Company, Mr. Dennis Paterson, in the manner as
specified

PROPOSAL #9.: Adopt the remuneration report for the                        ISSUER          YES          FOR               FOR
YE 31 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROK PLC, EXETER
  TICKER:                N/A             CUSIP:     G7614Q116
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements, the                        ISSUER          YES          FOR               FOR
Directors' and the Auditors' reports for the YE 31
DEC 2008

PROPOSAL #2.: Declare a final dividend of 1.25p per                        ISSUER          YES          FOR               FOR
ordinary share payable on 15 MAY 2009

PROPOSAL #3.: Re-elect Mr. Gillian Camm as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Ashley Martin as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Rob Olorenshaw as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint KPMG Audit PLC as the                             ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to agree their remuneration

PROPOSAL #7.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #8.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
ordinary shares

PROPOSAL #9.: Authorize the Directors to allot equity                      ISSUER          YES          FOR               FOR
 securities

PROPOSAL #10.: Authorize the Company to make market                        ISSUER          YES          FOR               FOR
purchases of its shares

PROPOSAL #11.: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association, as specified

PROPOSAL #12.: Approve the Company be permitted to                         ISSUER          YES          FOR               FOR
send or supply notices, documents or information to
the Members by making them available on a website or
by other electronic means

PROPOSAL #13.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR
form 01 OCT 2009

PROPOSAL #14.: Approve that the general meeting other                      ISSUER          YES          FOR               FOR
 than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROMANDE ENERGIE HOLDING SA, MORGES
  TICKER:                N/A             CUSIP:     H0279X103
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual and                        ISSUER          YES          FOR               FOR
consolidated financial statements as well as
acknowledge the reports of Auditor and Group Auditors
 for 2008

PROPOSAL #2.: Grant discharge from liability of the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #3.: Approve the appropriation of retained                        ISSUER          YES        AGAINST           AGAINST
earnings

PROPOSAL #4.a.1: PLEASE NOTE THAT THIS IS A                                ISSUER          YES        AGAINST             FOR
SHAREHOLDER PROPOSAL: elect a Member to the Board of
Directors

PROPOSAL #4.a.2: Re-elect Mr. M. Walter Martz to the                       ISSUER          YES        AGAINST           AGAINST
Board of Directors

PROPOSAL #4.a.3: Re-elect Mr. M. Christian Budry to                        ISSUER          YES        AGAINST           AGAINST
the Board of Directors

PROPOSAL #4.a.4: Re-elect Mr. M. Bernard Grobety to                        ISSUER          YES        AGAINST           AGAINST
the Board of Directors

PROPOSAL #4.a.5: Re-elect Mr. M. Jean-Jacques Miauton                      ISSUER          YES        AGAINST           AGAINST
 to the Board of Directors

PROPOSAL #4.b: Re-elect Ernst and Young SA as the                          ISSUER          YES          FOR               FOR
Auditor and Group Auditors

PROPOSAL #5.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROSSI RESIDENCIAL S A
  TICKER:                N/A             CUSIP:     P8172J106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the Directors' accounts, to                      ISSUER          YES          FOR               FOR
 examine, discuss and approve the Company's
consolidated financial statements for the FYE 31 DEC
2008

PROPOSAL #2.: Approve to decide concerning the                             ISSUER          YES          FOR               FOR
allocation of the net profits from the FY and
distribution of dividends in the total amount of BRL
28,181,645.00 equivalent to BRL 0.1478 per common

PROPOSAL #3.: Grant authority for the payment of                           ISSUER          YES          FOR               FOR
profit sharing to the Administrators of the Company
for the 2008 FY

PROPOSAL #4.: Elect the Members of the Board of                            ISSUER          YES          FOR               FOR
Directors

PROPOSAL #5.: Approve to set the Directors                                 ISSUER          YES          FOR               FOR
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROSSI RESIDENCIAL S A
  TICKER:                N/A             CUSIP:     P8172J106
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify the install of the Finance                            ISSUER          YES          FOR               FOR
Committee

PROPOSAL #2.: Elect the Members of the Finance                             ISSUER          YES        AGAINST           AGAINST
Committee

PROPOSAL #3.: Approve the remuneration of the Members                      ISSUER          YES          FOR               FOR
 of the Finance Committee

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ROTORK PLC, BATH
  TICKER:                N/A             CUSIP:     G76717126
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and accounts and the Auditors' report thereon for
the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend at the rate of                      ISSUER          YES          FOR               FOR
 16.75p per share on the ordinary share capital of
the Company for the YE 31 DEC 2008 payable on 08 MAY
2009 to the shareholders on the register at close of
business on 14 APR 2009

PROPOSAL #3.: Re-elect Mr. R.H. Arnold as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #4.: Re-elect Mr. R.C. Lockwood as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #5.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Company's Auditors until the conclusion of the next
AGM of the Company

PROPOSAL #6.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #7.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008 as specified and also
containing the Directors report and accounts for the
YE 31 DEC 2008

PROPOSAL #8.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for any existing authority and for the
purpose of Section 80 of the Companies Act 1985 [the
Act], to allot relevant securities [Section 80(2) of
the Act] up to an aggregate nominal amount of GBP
1,123,737; [Authority expires at the conclusion of
the AGM of the Company to be held in 2010]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.9: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94 of the Act] of the Company
for cash pursuant to the authority conferred by
Resolution 8 above, and/or where such allotment
constitutes an allotment of equity securities by
virtue of Section 94(3A) disapplying the statutory
pre-emption rights [Section 89(1)], provided that
this power is limited to the allotment of equity
securities: a) in connection with an invitation or
offer of equity securities to the holders of the
ordinary shares in the capital of the Company; and b)
 up to an aggregate nominal amount of GBP 215,855;
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2010]; the
Directors to allot equity securities after the expiry
 of this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Company, subject to the                      ISSUER          YES          FOR               FOR
 consent of the holders of 9 1/2% cumulative
preference shares of GBP 1 each not being withdrawn
in accordance with the resolution passed by the
holders thereof on 03 AUG 1995, to make market
purchases [Section 163(3) of the Companies Act 1985]
of 8,500,000 ordinary shares ordinary shares of 5
pence [exclusive of expenses] and maximum amount
[exclusive of expenses] equal to 105% of the average
middle market quotations for such shares derived from
 the London Stock Exchange Daily Official List, over
the previous 5 business days; [Authority expires the
earlier of the conclusion of the next AGM of the
Company to be held in 2010]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.11: Authorize the Company, subject to the                      ISSUER          YES          FOR               FOR
 consent of the holders of 9 1/2% cumulative
preference shares of GBP 1 each [preference shares]
not being withdrawn in accordance with the resolution
 passed by the holders thereof on 22 MAY 1998, to
make market purchases [Section 163(3) of the
Companies Act 1985] of 42,194 [preference shares of
the Company remaining in issue at the date of this
notice] of reference shares is in the capital of the
Company, at a minimum price of GBP 1.00 [exclusive of
 expenses] and the maximum price is GBP 1.60
[exclusive of expenses] and not more than 105% above
the average market value for such shares derived from
 the London Stock Exchange Daily Official List, over
the previous 5 business days; [Authority expires the
earlier of the conclusion of the next AGM of the
Company to be held in 2010]; the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.12: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less than 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RPS GROUP PLC
  TICKER:                N/A             CUSIP:     G7701P104
  MEETING DATE:          5/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the                          ISSUER          YES          FOR               FOR
Directors and financial statements for the financial
year ended 31 DEC 2008

PROPOSAL #2.: Approve to declare a final dividend                          ISSUER          YES          FOR               FOR

PROPOSAL #3.: Receive and approve the report on                            ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #4.: Elect Mr. Louise Charlton as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Philip Williams as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Gary Young as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Karen McPherson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. Roger Devlin as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-elect Mr. Brook Land as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #10.: Re-appoint BDO Stoy Hayward as the                          ISSUER          YES          FOR               FOR
Auditors and authorize the Directors to determine
their remuneration

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
shares pursuant to Section 80 of the Companies Act

PROPOSAL #12.: Approve to disapply Section 89[1] of                        ISSUER          YES          FOR               FOR
the Companies Act 1985

PROPOSAL #13.: Authorize the Company to make one or                        ISSUER          YES          FOR               FOR
more market purchases of its own shares

PROPOSAL #14.: Adopt the new Articles of Association                       ISSUER          YES          FOR               FOR

PROPOSAL #15.: Approve to renew the Performance Share                      ISSUER          YES          FOR               FOR
 Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RUBIS SA, PARIS
  TICKER:                N/A             CUSIP:     F7937E106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and fixation of dividends

PROPOSAL #O.4: Approve the terms of dividends payment                      ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the renewal of Mr. Nils                             ISSUER          YES          FOR               FOR
Christian Bergene's mandate as Supervisory Member

PROPOSAL #O.6: Grant authorize the Shares Buyback                          ISSUER          YES        AGAINST           AGAINST
Program

PROPOSAL #O.7: Approve the regulated agreements                            ISSUER          YES          FOR               FOR

PROPOSAL #E.8: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to carry out a share capital increase, either
by issuing, with maintenance of preferential
subscription rights, common shares and/or other
warrants giving access to the capital or by giving
rights to a debt security, either by incorporation of
 profits, reserves, or premiums

PROPOSAL #E.9: Authorize the Board of Directors in                         ISSUER          YES          FOR               FOR
order to carry out a share capital increase, by
issuing common shares and/or other warrants giving
access to the capital or by giving rights to a debt
security, without preferential subscription rights
but with priority right [except in case of private
placement]

PROPOSAL #E.10: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase, in case of excess demand, the
number of securities to be issued in case of a
capital increase with or without preferential
subscription rights

PROPOSAL #E.11: Grant authorize to issue, without                          ISSUER          YES        AGAINST           AGAINST
preferential subscription rights, but with priority
rights [except in case of private placement], common
shares or other warrants, by fixing the issue price
with a maximum tax relief of 15%

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant to the Company's and Group's Employees as well
as the Group's Corporate Managers [non-associated
Directors of Ruby] shares subscription options

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
allocate free existing shares or those to be issued
to the Company's and Group's employees as well as the
 Group's Corporate Managers [non-associated directors
 of Ruby]

PROPOSAL #E.14: Authorize the Board of Directors, in                       ISSUER          YES          FOR               FOR
accordance with Article L.225-129-6, to increase the
capital under the agreements referred to in Article
L.3332-18 and seq. of the Labor Code

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the capital by issuing shares
reserved for the members of a Company Savings Plan,
established pursuant to Articles L.3332-3 and seq. of
 the Labor Code and in order to freely allocate them
shares or other securities giving access to the

PROPOSAL #E.16: Approve the modification of Articles                       ISSUER          YES          FOR               FOR
20 and 27 of the statutes

PROPOSAL #E.17: Approve the powers for formalities                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RUENTEX DEVELOPMENT CO LTD
  TICKER:                N/A             CUSIP:     Y73659107
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend TWD 0.4 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RUENTEX INDUSTRIES LIMITED
  TICKER:                N/A             CUSIP:     Y7367H107
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A
 and financial statements

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #B.4: Elect the Directors                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                RUUKKI GROUP OYJ, ESPOO
  TICKER:                N/A             CUSIP:     X0806L103
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of the Chairman and Secretary                       ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of the scrutinizers and the                         ISSUER          NO           N/A               N/A
tellers

PROPOSAL #5.: Recording legality and quorum of the                         ISSUER          NO           N/A               N/A
meeting

PROPOSAL #6.: Adoption of the list of votes                                ISSUER          NO           N/A               N/A

PROPOSAL #7.: Review by the Chief Executive Officer                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements for the year 2008

PROPOSAL #9.: Presentation of the Auditor's report                         ISSUER          NO           N/A               N/A

PROPOSAL #10.: Adopt the accounts                                          ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the actions on the profit and                       ISSUER          YES          FOR               FOR
loss; Board's proposal not to pay dividend

PROPOSAL #12.: Grant discharge from liability                              ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the remuneration of the Board                       ISSUER          YES          FOR               FOR
Members and the Auditors

PROPOSAL #14.: Approve the number of Board Members                         ISSUER          YES          FOR               FOR

PROPOSAL #15.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES        AGAINST             FOR
 PROPOSAL: re-elect Messrs. A. Smit, M. Kankaala, J.
Manojlovic, T. McConnachie and T. Hoyer as the Board
Members

PROPOSAL #16.: Amend the Articles of Association                           ISSUER          YES          FOR               FOR

PROPOSAL #17.: Elect Ernst and Young OY as Auditor                         ISSUER          YES          FOR               FOR

PROPOSAL #18.: Approve the capital repaymnet and                           ISSUER          YES        AGAINST           AGAINST
changes to the Company's Option Rights

PROPOSAL #19.1: Amend the Terms of Option Plan I/2005                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #19.2: Amend the Terms of Option Plan I/2008                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #20.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SA D'IETEREN NV, BRUXELLES
  TICKER:                N/A             CUSIP:     B49343138
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the Directors and Auditors                          ISSUER          NO           N/A               N/A
reports and receive consolidated financial statements

PROPOSAL #O.2: Approve the financial statements and                        ISSUER          NO           N/A               N/A
allocation of income

PROPOSAL #O.3.1: Grant discharge to the Directors                          ISSUER          NO           N/A               N/A

PROPOSAL #O.3.2: Grant discharge to the Auditors                           ISSUER          NO           N/A               N/A

PROPOSAL #O.4.1: Elect Mr. Christine Blondel as an                         ISSUER          NO           N/A               N/A
Independent Director

PROPOSAL #O.4.2: Re-elect Mr. Alain Philippson as a                        ISSUER          NO           N/A               N/A
Director

PROPOSAL #E.1.1: Grant authority to repurchase of ip                       ISSUER          NO           N/A               N/A
to 10% of issued share capital

PROPOSAL #E.1.2: Authorize the Company subsidiaries                        ISSUER          NO           N/A               N/A
to repurchase of up to 10% of issued share capital

PROPOSAL #E.2.1: Receive the special Board report                          ISSUER          NO           N/A               N/A

PROPOSAL #E.2.2: Approve to renew authorization to                         ISSUER          NO           N/A               N/A
increase share capital within the framework of
authorized capital up to EUR 60 Million

PROPOSAL #E.3: Grant authority to the implementation                       ISSUER          NO           N/A               N/A
of approved resolutions

PROPOSAL #E.4: Grant authority to the coordination of                      ISSUER          NO           N/A               N/A
 Articles

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAAB AB, LINKOPING
  TICKER:                N/A             CUSIP:     W72838118
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Marcus Wallenberg as                         ISSUER          NO           N/A               N/A
the Chairman of the meeting

PROPOSAL #2.: Drawing up and approvoal the voting list                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of the persons to verify the                        ISSUER          NO           N/A               N/A
minutes

PROPOSAL #5.: Motion as to whether the meeting has                         ISSUER          NO           N/A               N/A
been duly convened

PROPOSAL #6.: Presentation of the annual report and                        ISSUER          NO           N/A               N/A
the Auditors report the consolidated annual report
and the consolidated Auditors' report

PROPOSAL #7.: Approve the address by the President                         ISSUER          NO           N/A               N/A

PROPOSAL #8.a: Approve the Parent Company's income                         ISSUER          YES          FOR               FOR
statement and balance sheet, and the consolidated
income statement and the balance sheet

PROPOSAL #8.b: Approve the dividend of SEK 1.75 per                        ISSUER          YES          FOR               FOR
share and that the record day should be Tuesday, 21
APR  2009; based on this date, euroclear sweden is
expected to send out the dividend on Friday 24 APR

PROPOSAL #8.c: Grant discharge from liability to the                       ISSUER          YES          FOR               FOR
Members of the Board and the President

PROPOSAL #9.: Approve the number of Regular Members                        ISSUER          YES          FOR               FOR
for the Board at 10 without any Deputy Members

PROPOSAL #10.: Approve that the Board fees of SEK                          ISSUER          YES          FOR               FOR
4,215,000 to be allocated as follows: SEK 1,100,000
to the Chairman, and SEK 425,000 to each of the other
 Board Members elected by the AGM and not employed by
 the Company, with compensation for committee work of
 SEK 565,000, to be allocated as the follows: SEK
150,000 to the Chairman of the Audit Committee, and
SEK 100,000 to each of the other Committee Members,
elected by the AGM, and the SEK 135,000 to the
Chairman of the Remuneration Committee and SEK 80,000
 to each of the other Committee Members, elected by
the AGM; and that the Auditors' fees be paid
according to the approved invoice

PROPOSAL #11.: Re-elect Messrs. Erik Belfrage, Sten                        ISSUER          YES          FOR               FOR
Jakobsson, Lennart Johansson, Peter Nygards, Michael
OCallaghan, George Rose, Per-Arne Sandstrom, Ake
Svensson, Lena Treschow Torell and Marcus Wallenberg
as regular member's and Re-election of Marcus
Wallenberg for Chairman of Saab AB

PROPOSAL #12.: Re-elect Deloitte as registered                             ISSUER          YES          FOR               FOR
accounting firm

PROPOSAL #13.: Approve the specified guidelines for                        ISSUER          YES          FOR               FOR
remuneration and other terms of employment for
executives

PROPOSAL #14a: Approve the Share Matching Plan 2009                        ISSUER          YES          FOR               FOR
as specified

PROPOSAL #14.b: Approve the Performance Share Plan                         ISSUER          YES          FOR               FOR
2009 as specified

PROPOSAL #15.a: Approve the acquisition of the                             ISSUER          YES          FOR               FOR
Company own shares of share class B on NASDAQ OMX
Stockholm, and, on the transfer of shares on stock
exchange or in other way than on stock exchange
bestowing the right to decide on deviations from the
shareholder's preferential rights and that payment be
 possible in other than monetary form 9 [11]
Repurchase shall be permitted whereby the company's
own holding amounts to at most one tenth of all

PROPOSAL #15.b: Approve the transfer Company shares,                       ISSUER          YES          FOR               FOR
in the maximum number of 840,000, to the employees in
 accordance with the long-term Share Matching Plan
2009 as specified; further the Company shall have the
 right to, prior to the next AGM, on the stock
exchange, transfer no more than 188,000 shares of
series B, out of the holding of 840,000 shares, in
order to cover certain payment, mainly social

PROPOSAL #15.c: Approve the transfer of own shares to                      ISSUER          YES          FOR               FOR
 employees and on stock exchanges for performance
share plan 2009 ; the board also proposes transfer of
 the Company's shares, in the maximum number of
500,000, to the employees in accordance with the
long-term Performance Share Plan 2009 described in
item 14 (b); further the Company shall have the right
 to, prior to the next Annual General Meeting, on
stock exchange, transfer no more than 112,000 shares
of series B, out of the holding of 500,000 shares, in
 order to cover certain payment, mainly social

PROPOSAL #15.d: Approve to transfer of own shares on                       ISSUER          YES          FOR               FOR
stock exchanges for share matching plan 2007 and
2008, and for performance share plan 2008 the Board
also proposes that the Company shall have the right
to as a result of the Company's Share Matching Plan
2007 and 2008, and the Performance Share Plan 2008,
prior to the next AGM, on stock exchange, transfer no
 more than 550,000 shares of series B, out of the
holding of 2,317,769 shares, in order to cover
certain payment, mainly social security payment

PROPOSAL #15.e: Approve the equity swap agreement                          ISSUER          YES        AGAINST           AGAINST
with a third party in the event that the required
majority is not reached under item 15 (b) and/or 15
(c) above, the financial exposure of Share Matching
Plan 2009 and Performance Share Plan 2009 shall be
hedged by the Company being able to enter into an
equity swap agreement with a third party, under which
 the third party shall, in its own name, acquire and
transfer shares in the Company to employees covered
by the plans. The cost for the swap is found in the
complete proposal A valid resolution by the
shareholders meeting according to the proposals under
 this item 15 [a] and [d] requires that shareholders
representing at least 2/3 of both the votes cast and
the shares represented at the meeting vote for the
proposals A valid resolution by the shareholders
meeting according to the proposals under this item 15
 [b] and [c] requires that shareholders representing
at least 9/10 of both the votes cast and the shares
represented at the meeting vote for the proposals A
valid resolution by the shareholders meeting
according to the proposal under item 15 [e] requires
that shareholders representing more than 50% of the
votes cast vote for the proposal or, in case of
parity of votes, the Chairman of the meeting being in
 favour of such proposal 10 [11] The purpose of the
proposed repurchase facility is to allow the Board
increased scope for action in working with the
company's capital structure or the financing of
company's acquisitions and in accordance with what is
 described above, to give the company the possibility
 to transfer shares to the employees and secure the
associated costs under the long-term Share Matching
Plan and the Performance Share Plan

PROPOSAL #16.: Approve the specified nomination                            ISSUER          YES          FOR               FOR
Committee

PROPOSAL #17.: PLEASE NOTE THAT THIS IS AN                                 ISSUER          YES        AGAINST             FOR
SHAREHOLDER'S PROPOSAL:   Shareholder Carl-Johan
Westholm's proposal for a resolution that Saab AB;
[a] pays, prior to 01 JUN 2009, license fees to GP&C
for all manufacturing completed until and including
2008; [b] continues to pay license fees for ongoing
and future manufacturing according to the license
agreement;[C] encourages other manufacturers to act
in the same manner as Saab, thereby avoiding Saab
from being discriminated

PROPOSAL #18.: Closing of the Meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SAFT GROUPE, BAGNOLET
  TICKER:                N/A             CUSIP:     F7758P107
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the                         ISSUER          YES          FOR               FOR
FYE on 31 DEC 2008 and distribution of profits for
the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and dividends of EUR 0.68 per share

PROPOSAL #O.4: Approve the Option offered to the                           ISSUER          YES          FOR               FOR
shareholders for the payment of dividends in shares

PROPOSAL #O.5: Approve the regulated agreements                            ISSUER          YES          FOR               FOR
referred to in Article L.225-86 of the Commercial Code

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares under a contract of
liquidity of security

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #O.8: Approve the fixing of the annual                            ISSUER          YES          FOR               FOR
allocation for the 2009 FY of the attendance
allowances of the Supervisory Members

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
grant options to subscribe for shares for the benefit
 of employees and Corporate Managers

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue shares and/or securities giving access
immediately and/or ultimately to the Company's
capital with maintenance of preferential subscription

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue shares and/or securities giving access
immediately and/or ultimately to the Company's
capital, with cancellation of preferential
subscription right and ability to confer the right of
 priority

PROPOSAL #E.12: Approve the overall limitation of                          ISSUER          YES          FOR               FOR
allowances

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by issuing shares reserved
 for Members of a Company Savings Plan in accordance
with the regulated agreements referred to in Article,
 L.3332-18 of the Labor Code, with cancellation of
preferential subscription rights in favor of the

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
allow the reduction of the Company's capital in
accordance with the regulated agreements referred to
in Article L.225-209 of the Commercial Code, subject
to the adoption of the 7th resolution authorizing the
 Board of Directors to operate on the Company's shares

PROPOSAL #O.15: Powers for formalities                                     ISSUER          YES          FOR               FOR

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  ISSUER:                SAN YANG INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y7525U107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

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  ISSUER:                SAO PAULO ALPARGATAS SA, SAO PAULO
  TICKER:                N/A             CUSIP:     P8511H118
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Examine, discuss and vote upon the                           ISSUER          NO           N/A               N/A
Board of Directors' annual report, the financial
statements and Independent Auditor's report relating
to FYE 31 DEC 2008

PROPOSAL #2.: To decide on the distribution of the                         ISSUER          NO           N/A               N/A
remaining balance of net profits from the FYE 31 DEC
2008, and on the capital budget for 2008, and to
confirm the payments of interest on own capital and
dividends approved by the Board of Directors, AD
Referendum of the AGM

PROPOSAL #3.: Elect the Finance Committee                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: To set the global annual budget for                          ISSUER          NO           N/A               N/A
Director remuneration

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  ISSUER:                SARANTIS SA
  TICKER:                N/A             CUSIP:     X7583P132
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial                                 ISSUER          NO           N/A               N/A
statements, including the consolidated financial
statements, while there will be a hearing pf the
Managements and Chartered Auditors report, for the FY
 01 JAN 2008 to 31 DEC 2008

PROPOSAL #2.: Approve to release the Board of                              ISSUER          NO           N/A               N/A
Director Members and the Chartered Auditor from any
responsibility for compensation concerning the
financial results during the year under consideration

PROPOSAL #3.: Elect the ordinary and deputy Auditor                        ISSUER          NO           N/A               N/A
for the Audit of the FY 01 JAN 2009 to 31 DEC 2009
and approval of their fees

PROPOSAL #4.: Approve the extension of existing Board                      ISSUER          NO           N/A               N/A
 of Director Members compensation contracts for the
years 2009 2010, and approval in advance of the
relevant fees for years 2009 2010 and the FY 2008

PROPOSAL #5.: Approve the addition in the Company's                        ISSUER          NO           N/A               N/A
scope and consequent adjustment of the Article 3 the
Company's Articles of Association

PROPOSAL #6.: Approve to increase the share capital                        ISSUER          NO           N/A               N/A
via capitalization of reserves and consequent
amendment of the Article 5 of the Company's Articles
of Association

PROPOSAL #7.: Amend the Stock Option Plan                                  ISSUER          NO           N/A               N/A

PROPOSAL #8.: Announcement                                                 ISSUER          NO           N/A               N/A

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  ISSUER:                SAVANNA ENERGY SVCS CORP
  TICKER:                N/A             CUSIP:     804694107
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to set the number of Directors                       ISSUER          YES          FOR               FOR
of the Corporation for the ensuing year at 6

PROPOSAL #2.1: Elect Mr. Kenneth B. Mullen as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.2: Elect Mr. Victor Buffalo as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #2.3: Elect Mr. John Hooks as a Director for                      ISSUER          YES          FOR               FOR
 the ensuing year

PROPOSAL #2.4: Elect Mr. Kevin Nugent as a Director                        ISSUER          YES          FOR               FOR
for the ensuing year

PROPOSAL #2.5: Elect Mr. James Saunders as a Director                      ISSUER          YES          FOR               FOR
 for the ensuing year

PROPOSAL #2.6: Elect Mr. Tor Wilson as a Director for                      ISSUER          YES          FOR               FOR
 the ensuing year

PROPOSAL #3.: Appoint Deloitte & Touche LLP as the                         ISSUER          YES          FOR               FOR
Auditors of the Corporation and authorize the
Directors to fix their remuneration

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  ISSUER:                SAVILLS PLC
  TICKER:                N/A             CUSIP:     G78283119
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for                         ISSUER          YES          FOR               FOR
the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report
PROPOSAL #4.: Re-elect Mr. Simon Shaw as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Timothy Ingram as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Mr. Robert McKellar as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. Fields Wicker Miurin as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-appoint the Auditors                                      ISSUER          YES          FOR               FOR

PROPOSAL #9.: Authorize the Directors to set the                           ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #10.: Approve to renew the Director power to                      ISSUER          YES        AGAINST           AGAINST
 allot shares

PROPOSAL #S.11: Grant authority the disapplication of                      ISSUER          YES          FOR               FOR
 the pre-emption rights

PROPOSAL #S.12: Approve to renew the Companys'                             ISSUER          YES          FOR               FOR
authority to purchase its own shares

PROPOSAL #S.13: Authorize the Company to call general                      ISSUER          YES          FOR               FOR
 meeting on 14 days clear notice

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  ISSUER:                SCHIBSTED ASA
  TICKER:                N/A             CUSIP:     R75677105
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect a person to chair the meeting                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the notice of the AGM and agenda                     ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect 2 representatives to sign the                          ISSUER          YES          FOR               FOR
minutes of the AGM together with chair of the meeting

PROPOSAL #4.: Approve the annual accounts for 2008                         ISSUER          YES          FOR               FOR
for Schibsted ASA and the Schibsted Group, including
the Board of Directors' report for 2008

PROPOSAL #5.: Approve the Board of Director's                              ISSUER          YES          FOR               FOR
proposal regarding share dividend for 2008

PROPOSAL #6.: Approve the Auditor's fee of NOK 882,000                     ISSUER          YES          FOR               FOR

PROPOSAL #7.: Authorize the Board of Directors to buy                      ISSUER          YES        AGAINST           AGAINST
 back shares in the Company's through to the AGM in

PROPOSAL #8.: Approve the Nomination Committee's                           ISSUER          YES          FOR               FOR
report on its work during the 2008-2009 periods

PROPOSAL #9.: Approve the Board of Director's                              ISSUER          YES          FOR               FOR
declaration regarding the fixing of salary and other
remuneration to executive employees of Schibsted ASA
pursuant to Section 6.16 A of the Norwegian Public
Limited Companies Act

PROPOSAL #10.: Elect the Members of the Board of                           ISSUER          YES          FOR               FOR
Directors

PROPOSAL #11.: Approve the Nomination Committee's                          ISSUER          YES          FOR               FOR
proposal regarding Directors' fees etc. for the
period MAY 2009 - MAY 2010

PROPOSAL #12.: Approve the Nomination Committee fees                       ISSUER          YES          FOR               FOR

PROPOSAL #13.1: Amend the Article 7 of the Company's                       ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #13.2: Grant authority to the Group Board                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHIBSTED ASA
  TICKER:                N/A             CUSIP:     R75677105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect a person to Chair the meeting                          ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the notice of the general                            ISSUER          YES          FOR               FOR
meeting and agenda

PROPOSAL #3.: Elect 2 representatives to sign the                          ISSUER          YES          FOR               FOR
minutes of the general meeting together with Chair of
 the meeting

PROPOSAL #4.: Approve: 1) the share capital is to be                       ISSUER          YES          FOR               FOR
increased by a minimum of NOK 13,125,000 and a
maximum of NOK 1,312,500,000 by the issue of a
minimum of 13,125,000 and a maximum of 1,312,500,000
new shares, each with a par value of NOK 1; the exact
 amount of the increase is to be determined by the
Board of Directors in connection with the
determination of the subscription price in accordance
 with item 2 below, so that the Company receives
gross proceeds of NOK 1,312,500,000; 2) to determine
the subscription price within a lower limit of NOK 1
and an upper limit of NOK 100; 3) the determination
of the exact amount of the increase and the
subscription price shall be communicated through a
stock exchange announcement to be sent by 14:00 hrs
on a trading day on the Oslo Stock Exchange; 4) the
Company's shareholders, other than the Company
itself, as of the expiry of the trading day when the
Company makes the announcement provided for in item 3
 ['Record Date'] shall have a preferential right to
subscribe for the shares; tradable subscription
rights shall be issued, oversubscription and
subscription without subscription rights are to be
permitted, in the event of oversubscription,
allocation of shares which have not been subscribed
for on the basis of preferential rights shall be made
 by the Board of Directors; in respect of
shareholders residing in countries where the
legislation does not permit subscription for new
shares on the basis of the preferential right (as
specified), the Company [or an agent appointed by the
 Company] shall have the right (but no obligation) to
 sell such shareholders' subscription rights against
the payment of net sales proceeds to such
shareholders; 5) shares may be subscribed from and
including the 5th trading day after the record date,
provided, however, that the subscription period shall
 not start until the Oslo Stock Exchange has approved
 the prospectus prepared in connection with the
rights issue, the subscription period is 2 weeks; 6)
shares which have not been subscribed at the end of
the subscription period will be allocated to
investors procured by J.P. Morgan Securities Limited
and Skandinaviska Enskilda Banken AB (Publ) Oslo
Branch or failing which, to J.P. Morgan Securities
Limited and Skandinaviska Enskilda Banken AB (Publ)
Oslo Branch, which have committed themselves, subject
 to certain conditions, to subscribe for shares for
an aggregate amount of up to NOK 855,800,000 that
have not been subscribed by and allocated to other
subscribers in the rights issue; the underwriters
have a pro rata liability, and for J.P. Morgan
Securities Limited; limited to a maximum amount of
NOK 556,300,000 and for Skandinaviska Enskilda Banken
 AB (Publ) Oslo Branch limited to a maximum amount of
 NOK 299,500,000, subscriptions pursuant to this
Paragraph 6 shall take place within the deadline for
payment for new shares specified in Item 7, with
payment for subscribed shares within 2 trading days
after subscription; 7) payment for the new shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHOELLER-BLECKMANN OILFIELD EQUIP AKTIENGESELLSCH
  TICKER:                N/A             CUSIP:     A7362J104
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual statement of                              ISSUER          NO           N/A               N/A
accounts for Company and Corporate Group Including
report of Board of Director and Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
Board of Director and Supervisory Board

PROPOSAL #4.: Approve the remuneration for                                 ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elect the balance sheet Auditor                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHWEITER TECHNOLOGIES AG, HORGEN
  TICKER:                N/A             CUSIP:     H73431142
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Greeting by the Chairman                                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive the report about the business                        ISSUER          NO           N/A               N/A
year 2008

PROPOSAL #3.: Approve the annual report 2008, the                          ISSUER          NO           N/A               N/A
annual accounts 2008 and the consolidated accounts
2008 as well as notice of the reports of the Auditors

PROPOSAL #4.: Grant discharge to the Board of                              ISSUER          NO           N/A               N/A
Directors
PROPOSAL #5.: Approve the appropriation of the                             ISSUER          NO           N/A               N/A
balance sheet profit

PROPOSAL #6.1: Approve to change Articles of                               ISSUER          NO           N/A               N/A
Association the term of office of the Board of
Directors

PROPOSAL #6.2: Approve further change of Articles of                       ISSUER          NO           N/A               N/A
Association

PROPOSAL #7.1.1: Re-elect Mr. Dr. Hans Widmer as a                         ISSUER          NO           N/A               N/A
Member of Board of Directors

PROPOSAL #7.1.2: Re-elect Mr. Heinrich Fischer as a                        ISSUER          NO           N/A               N/A
Member of Board of Directors

PROPOSAL #7.1.3: Re-elect Mr. Rolf-D. Schoemezler as                       ISSUER          NO           N/A               N/A
a Member of Board of Directors

PROPOSAL #7.1.4: Re-elect Mr. Beat Siegrist as a                           ISSUER          NO           N/A               N/A
Member of Board of Directors

PROPOSAL #7.2: Elect Mr. Beat Frey as a new Member to                      ISSUER          NO           N/A               N/A
 the Board of Directors

PROPOSAL #8.: Elect Deloitte AG as the Auditors                            ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHWEIZERISCHE NATIONAL-VERSICHERUNGS-GESELLSCHAFT
  TICKER:                N/A             CUSIP:     H57009138
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SCHWEIZERISCHE NATIONAL-VERSICHERUNGS-GESELLSCHAFT
  TICKER:                N/A             CUSIP:     H57009138
  MEETING DATE:          5/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          YES          FOR               FOR
accounts and consolidated annual accounts 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #4.: Approve the split of the shares                              ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the ordinary share capital                           ISSUER          YES          FOR               FOR
increase and share dividend

PROPOSAL #6.1: Amend the By-Laws regarding the legal                       ISSUER          YES          FOR               FOR
form of the Company

PROPOSAL #6.2: Amend the By-Laws regarding the                             ISSUER          YES          FOR               FOR
liquidation of the Group Audit remarkings

PROPOSAL #7.1: Re-elect Messrs. Andreas Von Planta,                        ISSUER          YES          FOR               FOR
Walter Gruebler and Peter Merian to the Board of
Directors

PROPOSAL #7.2: Elect Mr. Bruno Letsch as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.3: Re-elect PricewaterhouseCoopers AG as                       ISSUER          YES          FOR               FOR
the Auditors

PROPOSAL #8.: Miscellaneous                                                ISSUER          NO           N/A               N/A

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  ISSUER:                SCOR SE, PUTEAUX
  TICKER:                N/A             CUSIP:     F15561677
  MEETING DATE:          4/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and                        ISSUER          YES          FOR               FOR
statutory reports for the YE 31 DEC 2008

PROPOSAL #O.2: Approve the allocation of income and                        ISSUER          YES          FOR               FOR
dividends of EUR 0.80 per share and dividend will be
paid on 14 MAY 2009

PROPOSAL #O.3: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
Statements and statutory reports of the Board of
Directors and the Auditors for 2008

PROPOSAL #O.4: Receive the Special Auditors' report                        ISSUER          YES        AGAINST           AGAINST
regarding related-party transactions

PROPOSAL #O.5: Approve the transaction with Denis                          ISSUER          YES        AGAINST           AGAINST
Kessler regarding severance payments

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 30.00 maximum number of shares to
 be acquired: 10% of the share capital [authority is
given for a 18 month period] and to take all
necessary measures and accomplish all necessary
formalities the supersedes the delegation granted by
the combined shareholders' meeting of 07 MAY 2008, in
 its resolutions 6

PROPOSAL #O.7: Re-elect Mr. Carlo Acutis as a                              ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.8: Re-elect Mr. Daniel Lebegue as a                            ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.9: Re-elect Mr. Andre Levy Lang as                             ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.10: Re-elect Mr. Jean Claude Seys as                           ISSUER          YES          FOR               FOR
Director for 2 years period

PROPOSAL #O.11: Re-elect Mr. Luc Rouge as Director                         ISSUER          YES          FOR               FOR
for 2 years period

PROPOSAL #O.12: Elect Mr. Peter Eckert as Director                         ISSUER          YES          FOR               FOR
for 2 years period

PROPOSAL #O.13: Appoint Mr. Mederic Prevoyance as new                      ISSUER          YES          FOR               FOR
 Director for 2 years period

PROPOSAL #O.14: Approve the renews the appointment of                      ISSUER          YES          FOR               FOR
 Mr. Georges Chodron De Courcel as control agent for
2 years period

PROPOSAL #O.15: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy of extract of the minutes of this
meeting to carry out al filings, publications and
other formalities prescribed by law

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, in one or more occasions,
 by a maximum nominal amount of EUR 2,00,000,000.00
by way of capitalization reserves, profits, premiums
or other means, provided that such capitalizations is
 allowed by Laws, by issuing bonus shares or raising
the par value of existing shares; this amount of all
capital increase made by virtue of present delegation
 shall count against the resolution 25 of the present
 meeting; [authority is given for 26 months period]
and all earlier delegation to the same effect

PROPOSAL #E.17: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions in France or abroad, by issuance with
preferred subscription rights maintained of ordinary
shares and or securities or giving rights to the debt
 securities of the Company the global number of
shares issued under this delegation of authority
shall not exceed 76,171,399, each of nominal amount
of EUR 7.8769723 the maximal nominal amount of
capital increase to be carried out under this
delegation of authority shall not exceed EUR
599,999,999.98; [authority is given for 26 months
period] and to take all necessary measures and
accomplish all necessary formalities to the fraction
unused of any and all earlier delegations to the same

PROPOSAL #E.18: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions in France or abroad, by a maximum nominal
amount of EUR 289,999,998,54 by issuance, with
preferred subscription rights cancelled, of a maximum
 amount 36,816,176 shares and or securities giving
access to the share capital, or giving right to debt
securities; the maximum nominal amount of debt
securities which may be issued shall not exceed EUR
500,000,000,00 the amounts set forth in resolution
number 17 of the present meeting; [authority is given
 for 26 months period] to take all necessary measures
 and accomplish all necessary formalities

PROPOSAL #E.19: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
decide in the event of an excess demand and for the
issue decided in resolution 17 and 18, to increase
the number of securities to be issued in the event of
 capital increase with or without preferential
subscription right of shareholders, at the same price
 as the initial issue, within 30 days of the closing
of the subscription period and up to a maximum of 15%
 of the initial issue; [authority is given for 26
months period]

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue ordinary shares or securities giving access to
the Company's share capital, in accordance for
securities tendered in a public exchange offer
initiated in France or abroad, by the Company
concerning the shares of another Company; the nominal
 amount of capital increase to be carried out under
this delegation of authority shall not exceed EUR
289,999.998.54 for a total number of 36,816.176
shares; the nominal amount of debt securities issued
shall not exceed EUR 500,000,000.00; and to increase
the share capital, up to 10% by the way of issuing
shares; [authority is given for 26 months period]

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital on one or more occasions, by
 canceling all or part of the shares held by the
Company in connection with stock repurchase plan, up
to a maximum of 10% of the share capital over a 24
month period; via cancellation of repurchased shares;
 [authority is given for 18 months period] and to
take all necessary measures and accomplish all
necessary formalities and authorization supersedes
the authorization granted by the combined
shareholders' meeting of 07 MAY 2008 in its

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
grant in on one or more transactions, to employees or
 identified employees of the Company or of its
subsidiaries, and to the Executive Corporate Officer
of the Company to be issued through a share capital
increase or to purchase existing shares purchase by
the Company, it is being provided that the options
shall not give rights to a total number of shares,
which shall exceed 3,000,000; [authority is given for
 18 months period] and to take all necessary measures
 and accomplish all necessary formalities and
authorization supersedes the authorization granted by
 the combined shareholders' meeting of 07 MAY 2008 in
 its resolution 19

PROPOSAL #E.23: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
grant for free, on ore more occasions, existing or
future shares in favour of employees; they may not
represent more than 3,000,000 shares; [authority is
given for 18 months period] and to take all necessary
 measures and accomplish all necessary formalities
and authorization supersedes the authorization
granted by the combined shareholders' meeting of 07
MAY 2008 in its resolution 20

PROPOSAL #E.24: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital on one or more occasions
in favour of the employees or of its subsidiaries,
who are Member of the Company that shall not exceed
3,000,000; [authority is given for 18 months period]
and to take all necessary measures and accomplish all
 necessary formalities and authorization supersedes
the authorization granted by the combined
shareholders' meeting of 07 MAY 2008 in its

PROPOSAL #E.25: Approve to set the global limit for                        ISSUER          YES          FOR               FOR
capital increase the result from all issuance
requests at nearly EUR 870, 892, 748,04 million

PROPOSAL #E.26: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SDL PLC, MAIDENHEAD BERKSHIRE
  TICKER:                N/A             CUSIP:     G79433127
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the report of the                       ISSUER          YES          FOR               FOR
Directors and the accountants for the year ended 31
DEC 2008

PROPOSAL #2.: Receive the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Re-elect Mr. Cristina Lancaster as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.: Re-elect Mr. Keith Mills as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Joe Campbell as a Non-                          ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Mr. John Hunter as a Director                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Re-elect Mr. Chris Batterham as a Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #10.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
securities in terms of Section 80 Companies Act 1985

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
equity securities in terms of Section 95 Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEB SA, ECULLY
  TICKER:                N/A             CUSIP:     F82059100
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                             ISSUER          YES          FOR               FOR
statements for the year 2008, as presented, showing
net profits of EUR 152,893,729.53, and the amount of
EUR 676,478.33 corresponding to the expenses and
charges that were not tax deductible

PROPOSAL #O.2: Approve to resolve the income for the                       ISSUER          YES          FOR               FOR
FY be appropriated as follows: net earnings for the
FY: EUR 152,893,729.53, credit retained earnings: EUR
 452,637,176.17, amount of the dividends on self-held
 shares registered to the retained earnings account:
EUR 3,183,216.00, balance sheet available: EUR
587,071,514.43, global dividend: EUR 47,857,409.72,
loyalty premium: EUR 2,644,851.68, retained earnings:
 EUR 536 ,569,253.03 the shareholders will receive a
net dividend of EUR 0.94 per share, will entitle to
the 40 deduction provided by the French tax code this
 dividend will be paid on 20 MAY 2009, as required by
 Law, it is reminded that, for the last 3 FY, the
dividends paid, were as follows: EUR 0.93 for FY
2007, EUR 0.85 for FY 2006, EUR 0.80 for FY 2005 as
required by Law, it is reminded that, for the last 3
FY, the premiums paid, were as follows: EUR 0.093 for
 FY 2007, EUR 0.085 for FY 2006, EUR 0.08 for FY 2005

PROPOSAL #O.3: Approve the consolidated financial                          ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting, showing a net income [group share] of
EUR 151,640,000.00

PROPOSAL #O.4: Approve, the Board of Directors'                            ISSUER          YES        AGAINST           AGAINST
report and the special report of the Auditors on
commitments governed by Article L.225-42-1 of the
French Commercial Code, acknowledges the conclusions
in said reports and the commitments concerning the
items of remuneration, indemnities or granted
advantages or which may be granted in relation with
the cessation or amendment of Mr. Thierry De La Tour
D'artaise's terms of office

PROPOSAL #O.5: Approve, the special report of the                          ISSUER          YES        AGAINST           AGAINST
Auditors on agreements Governed by Article L.225-38
of the French Commercial Code and the conclusions of
said report and the agreements referred to therein

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mrs. Damarys Braida  as the Director for a 4-year
period

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
the Company FFP as a Director for a 4-year period

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Frederic Lescure as a Director for a 4-year period

PROPOSAL #O.9: Appoint Mr. Jean-Dominique Senard as a                      ISSUER          YES          FOR               FOR
 Director for a 4-year period

PROPOSAL #O.10: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
the Company PricewaterhouseCoopers Audit as a
Corporate Auditor for a 6-year period

PROPOSAL #O.11: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
Mr. Pierre Coll as a Deputy Auditor of the Company
PricewaterhouseCoopers Audit for a 6-year period

PROPOSAL #O.12: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
the Company Deloitte Et Associes as a Corporate
Auditor for a 6-year period

PROPOSAL #O.13: Approve to renew the appointment of                        ISSUER          YES          FOR               FOR
the Company Beas as a Deputy Auditor of the Company
Deloitte Et Associes for a 6-year period

PROPOSAL #O.14: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
trade in the Company's shares on the stock market,
subject to the conditions described below: maximum
purchase price: EUR 40.00, maximum funds invested in
the share buybacks: EUR 199,648,520.00; [Authority
expires after 14 month period]; and to take all
necessary measures and accomplish all necessary
formalities, the present authorization supersedes the
 authorization granted by the shareholders' meeting
of 13 MAY 2008

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions
and at its sole discretion, by canceling all or part
of the shares held by the Company in connection with
a stock repurchase plan, up to a maximum of 10 % of
the share capital over a 24 month period; [Authority
expires after 14 month period]; and to take all
necessary measures and accomplish all necessary
formalities and this authorization supersedes the
authorization granted by the shareholders' meeting of
 13 MAY 2008

PROPOSAL #E.16: Authorize the Board of Directors, in                       ISSUER          YES        AGAINST           AGAINST
one or more transactions, to categories of Employees,
 Corporate Officers of the Company and related
Companies, options giving the right to purchase
existing shares purchased by the Company, it being
provided that the options shall not give rights to a
total number of shares, which shall exceed 1.2 % of
the share capital; and [Authority expires after 14
month period]; and to take all necessary measures and
 accomplish all necessary formalities and this
authorization supersedes the authorization granted by
 the shareholders' meeting of 13 MAY 2008

PROPOSAL #E.17: Approve the decision to increase, in                       ISSUER          YES        AGAINST           AGAINST
one or more occasions, the share capital of the
Company, by the creation of free shares up to a limit
 of 0.4 % of the share capital in favour of Employees
 and the Managers of the Company and related
Companies and authorize the Board of Directors to
take all necessary measures and accomplish all
necessary formalities; [Authority expires after 14

PROPOSAL #E.18: Authorize the Board of Directors the                       ISSUER          YES          FOR               FOR
necessary powers to increase the capital, on one or
more occasions, in France or abroad by maximum amount
 of EUR 20,000,000.000 by issuance with preferred
subscription rights maintained of shares and any
securities giving access to shares of the Company,
the maximum nominal amount of debt securities which
may be issued shall not exceed EUR 600,000,000.00;
[Authority expires after 14 month period]; and to
take all necessary measures and accomplish all
necessary formalities and this authorization of
powers supersedes any and all earlier authorization
to the same effect

PROPOSAL #E.19: Authorize the Board of Directors the                       ISSUER          YES          FOR               FOR
powers to increase the capital, on one or more
occasions, in France or abroad, by a maximum amount
of EUR 5,000,000.00, by issuance, without preferred
subscription right, of shares of the Company or any
securities giving access to shares of the Company,
the maximum nominal amount of debt securities which
may be issued shall not exceed EUR 150,000,000.00;
[Authority expires after 14 month period]; and to
take all necessary measures and accomplish all
necessary formalities and this authorization of
powers supersedes any and all earlier authorization
to the same effect

PROPOSAL #E.20: Authorize the Board of Directors all                       ISSUER          YES          FOR               FOR
powers in order to increase the share capital, in one
 or more occasions, by a maximum amount of EUR
10,000,000.00, by way of capitalizing reserves,
profits, premiums or other means, provided that such
capitalization is allowed by Law and under the By
Laws, by issuing bonus shares or raising the par
value of existing shares, or by a combination of
these methods; [Authority expires after 14 month
period]; and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.21: Approve to decide that the overall                         ISSUER          YES          FOR               FOR
nominal amount pertaining to the capital increases
which may be carried out with the use of the previous
 resolutions shall not exceed EUR 25,000,000.00;
consequently, each issue carried out in accordance
with 1 of the resolutions mentioned above shall count
 against this ceiling

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital, on one or more occasions,
 at its sole discretion, in favor of Employees who
are Members of a Company savings plan, by issuing
shares or any securities giving access to the share
capital; [Authority expires after 14 month period];
and for an amount that shall not exceed EUR
510,000.00; and to take all necessary measures and
accomplish all necessary formalities and authorize to
 the Board of Directors all powers to charge the
share issuance costs against the related premiums and
 deduct from the premiums the amounts necessary to
raise the legal reserve to one tenth of the new
capital after each increase

PROPOSAL #E.23: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed by Law

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  ISSUER:                SECHE ENVIRONNEMENT SA, PARIS
  TICKER:                N/A             CUSIP:     F8211M103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, Chairman and the Auditors and approve the
Company's financial statements for the YE 31 DEC
2008, as presented showing a net income for the FY of
 EUR 32,953,608.82, the shareholders' meeting approve
 the expenses and charges that were not tax
deductible of EUR 69,343.00 with a corresponding tax
of EUR 23,877.00; accordingly, grant permanent
discharge to the Members of Board of Directors for
the performance of their duties

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors and approve the
consolidated financial statements for the said FY, in
 the form presented to the meeting showing a net
income for the FY of EUR 31,707,878.85

PROPOSAL #O.3: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY: EUR 32,953,608.82 distribution: EUR 11,225,331.00
 allocation to retained earnings: EUR 21,728,277.82
the shareholders will receive a net dividend of EUR
1.30 per share, and will entitle to the 40% deduction
 provided by the French General Tax Code; this
dividend will be paid on 12 JUN 2 009

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on Agreements Governed by Articles L.225-38
Et sequence of the French Commercial Code and approve
 the agreements entered into or carried out during
the FY; accordingly, grant permanent discharge to the
 Directors for the performance of their duties during
 the said FY

PROPOSAL #O.5: Approve to award the total annual fees                      ISSUER          YES          FOR               FOR
 of EUR 60,000.00 to the Board of Directors

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
buyback the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 90.00, maximum number of shares
to be acquired: 10% of the share capital i.e. 863,487
 shares, maximum funds invested in the share
buybacks: EUR 77,713,830.00 this authorization is
given for an 18-month period, the number of shares
acquired by the company with a view to their
retention or their subsequent delivery in payment or
exchange as part of a Merger, divestment or capital
contribution cannot exceed 5% of its capital, this
authorization cancels and replaces the one granted by
 the shareholders' meeting of 25 APR 2008 in its
Resolution 6; to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.7: Authorize the Board of Directors, in                        ISSUER          YES          FOR               FOR
order to increase the share capital, in one or more
occasions, by a maximum nominal amount of EUR
160,769.00, by way of capitalizing reserves, profits,
 premiums or other means, provided that such
capitalization is allowed by Law and under the by
Laws, by issuing bonus shares or raising the par
value of existing shares, or by a combination of
these methods; this authority is given for a 26-month
 period; this authorization cancels and replaces the
1 granted by the shareholders' meeting of 11 MAY 2007
 in its Resolution 12; to take all necessary measures
 and accomplish all necessary formalities

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
reduce the share capital, on one or more occasions,
by cancelling shares held by the Company in
connection with the Stock Repurchase Plan decided in
Resolution 6, up to a maximum of 10% of the share
capital over a 24-month period; authority is given
for an 18 month period; this authorization cancels
and replaces the 1 granted by the shareholders'
meeting of 25 APR 2008 in its Resolution 14; to take
all necessary measures and accomplish all necessary

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SECHILIENNE-SIDEC
  TICKER:                N/A             CUSIP:     F82125109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008, as well as the
transactions reflected on these accounts or mentioned
 on these reports

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008, as well as the transactions
reflected on these accounts or mentioned on these
reports

PROPOSAL #O.3: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in Article L.225-38 of the Commercial
Code, of the commitments and the Special report of
the Statutory Auditors

PROPOSAL #O.4: Approve the distribution of dividends                       ISSUER          YES          FOR               FOR
of up to EUR 33,655,376 and the detachment date as 24
 JUN 2009 and an option to pay the dividend in cash
or half in cash and half in shares

PROPOSAL #O.5: Ratify the appointment of Mr. Nordine                       ISSUER          YES          FOR               FOR
Hachemi as a Board Member, in replacement of Mr.
Dominique Fond

PROPOSAL #O.6: Approve the renewal of Mr. Nordine                          ISSUER          YES          FOR               FOR
Hachemi's mandate as a Board Member

PROPOSAL #O.7: Approve the renewal of the Financiere                       ISSUER          YES        AGAINST           AGAINST
Helios Company's mandate as a Board Member
represented by Mr. Herve Descazeaux

PROPOSAL #O.8: Approve the renewal of Mr. Xavier                           ISSUER          YES        AGAINST           AGAINST
Lencou-Bareme's mandate as a Board Member

PROPOSAL #O.9: Approve the renewal of Mr. Guy Rico's                       ISSUER          YES        AGAINST           AGAINST
mandate as a Board Member

PROPOSAL #O.10: Approve the renewal of Mr. Jean                            ISSUER          YES        AGAINST           AGAINST
Stern's mandate as a Board Member

PROPOSAL #O.11: Approve the attendance allowances                          ISSUER          YES          FOR               FOR

PROPOSAL #O.12: Ratify the decision of the Board of                        ISSUER          YES          FOR               FOR
Directors to transfer the Headquarters in a
neighboring department

PROPOSAL #O.13: Authorize the Company to buy its own                       ISSUER          YES          FOR               FOR
shares

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue, with maintenance of preferential subscription
rights, common shares and/or warrants giving access
to the Company's capital and/or to the debt securities

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue, with cancellation of preferential subscription
 rights, common shares and/or warrants giving access
to the Company's capital and/or to the debt securities

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the amount of emissions produced with
cancellation of preferential subscription rights of
shareholders in case of excess demand

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue common shares and/or warrants giving access to
the Company's capital within the limit of 10% of the
share capital, in consideration of contributions in
kind made to the Company

PROPOSAL #E.18: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase share capital by issuing common shares
and/or warrants giving access to the Company's
capital through a Public Exchange Offer

PROPOSAL #E.19: Approve the cancellation, by way of                        ISSUER          YES          FOR               FOR
capital reduction, of the shares purchased by the
Company

PROPOSAL #E.20: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
make conditional awards of existing shares or issue
for the benefit of Corporate Managers and of the
Company's employees

PROPOSAL #E.21: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by incorporation of reserves or
premium to issue the freely granted shares and
subject to conditions

PROPOSAL #E.22: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by issuing new shares reserved for
the members of a Company Savings Plan

PROPOSAL #E.23: Ratify the deliberation of the                             ISSUER          YES          FOR               FOR
Ordinary and Extraordinary General Assembly of 10 MAY
 2007 authorizing the Board of Directors for the
benefit of some employees and/or Corporate Managers
of the Company and certain of its subsidiaries of the
 options to subscribe for shares

PROPOSAL #E.24: Approve the extension of the                               ISSUER          YES          FOR               FOR
Company's terms

PROPOSAL #E.25: Amend Article 4 of the Statutes                            ISSUER          YES          FOR               FOR
subject to the Headquarters

PROPOSAL #E.26: Amend Article 6 of the Statutes                            ISSUER          YES          FOR               FOR
relating to the extension of the Company's terms

PROPOSAL #E.27: Amend Article 22 of the Statutes                           ISSUER          YES          FOR               FOR

PROPOSAL #E.28: Amend Article 24 of the Statutes                           ISSUER          YES          FOR               FOR
concerning the allocation of the Board of Directors
corporate governance of listed companies to adapt the
 wording of the Code of corporate governance of
listed companies

PROPOSAL #E.29: Amend Article 47 of the Statutes in                        ISSUER          YES          FOR               FOR
order to harmonize with the legislative and regulated
 agreements in force, by replacing the reference to
equity in the reference which is currently drawn to
the equity capital

PROPOSAL #E.30: Amend Articles 12, 13, 19, 32 and 36                       ISSUER          YES          FOR               FOR
of the Statutes in order to remove material errors

PROPOSAL #E.31: Powers                                                     ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SELOGER.COM, PARIS
  TICKER:                N/A             CUSIP:     F8300W111
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY- Grant discharge to the Board of
Directors, Supervisory Board and Statutory Auditors

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the report on the regulated                         ISSUER          YES        AGAINST           AGAINST
agreements concluded during the FYE on 31 DEC 2008
and of prior financial years

PROPOSAL #O.5: Approve the allowances for the benefit                      ISSUER          YES          FOR               FOR
 of the Company's Supervisory Members

PROPOSAL #O.6: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
implement a program to repurchase Company's shares:
maximum purchase price EUR 50

PROPOSAL #E.7: Approve the statutory amendments                            ISSUER          YES          FOR               FOR

PROPOSAL #E.8: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase with a limit of EUR 750,000 the capital by
issuing common shares or any financial securities
giving access to capital with maintenance of
preferential subscription rights of shareholders

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
increase with a limit of EUR 750,000 of nominal the
capital by issuing common shares or any financial
securities giving access to Company's capital or any
of its subsidiaries with cancellation of preferential
 subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the amount of an initial issue, with
maintenance of preferential subscription rights of
shareholders, determined in accordance with the
eighth and ninth resolutions respectively, in case of
 excess demand

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
determine the issue price, as determined by the
General Assembly, without preferential subscription
rights, by a public offer or an offer referred to in
II of Article L. 411-2 of the Monetary and Financial
Code, of equity securities to issue immediately or
ultimately

PROPOSAL #E.12: Authorize the Board of Directors                           ISSUER          YES          FOR               FOR
under the regulated agreements referred to in Article
 L.225-129-2 of the Commercial Code, in order to
decide the incorporation of profits, reserves or

PROPOSAL #E.13: Approve the delegates to increase the                      ISSUER          YES          FOR               FOR
 capital with cancellation of preferential
subscription rights to pay contributions of
securities in case of an exchange public offer or a
contribution in kind of securities of other Companies

PROPOSAL #E.14: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
allocate its related subscription options or purchase
 of shares to the corporate managers and the
Company's employees

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out the allocation of free shares subject to
conditions of performance where appropriate [on the
basis of existing shares or to issue] to the
corporate managers and to the Company's employees and
 its affiliates

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital reserved for Members of a
Company Savings Plan

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
cancel the Company's shares purchased under the
conditions fixed by the General Assembly, if
necessary, up to 10%

PROPOSAL #E.18: Grant powers                                               ISSUER          YES          FOR               FOR

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  ISSUER:                SEMPERIT AG HOLDING, WIEN
  TICKER:                N/A             CUSIP:     A76473122
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of annual                           ISSUER          NO           N/A               N/A
statement of accounts for Company and Corporate Group
 including report of the Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Board of Directors and the Supervisory Board

PROPOSAL #4.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

PROPOSAL #5.: Elect the balance sheet Auditor                              ISSUER          NO           N/A               N/A

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          NO           N/A               N/A
acquire own shares up to a maximum amount of 5% of
the equity capital of the Company at a price of not
more than EUR 25, and not less than EUR 10, during a
period of 30 month starting the day of approval with
consent of Supervisory Board and to decide upon the
terms of the repurchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SENIOR PLC, RICKMANSWORTH,HERTS
  TICKER:                N/A             CUSIP:     G8031U102
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and                         ISSUER          YES          FOR               FOR
statutory reports

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve a final dividend of 1.70 pence                       ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #4.: Re-elect Mr. Ian Much as a Director                          ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Simon Nicholls as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Michael Steel as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 and authorize the Board to fix their remuneration

PROPOSAL #8.: Approve to increase in authorized                            ISSUER          YES          FOR               FOR
ordinary share capital from GBP 50,000,000 to GBP
75,000,000

PROPOSAL #9.: Grant authority for the issue of equity                      ISSUER          YES          FOR               FOR
 or equity-linked securities with pre-emptive rights
up to an aggregate nominal amount of GBP 13,277,000
[rights issue] otherwise up to GBP 13,277,000

PROPOSAL #10.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity or equity-linked securities without pre-
emptive rights up to an aggregate nominal amount of

PROPOSAL #11.: Grant authority to 39,800,000 ordinary                      ISSUER          YES          FOR               FOR
 shares for market purchase

PROPOSAL #12.: Authorize the Company to continue to                        ISSUER          YES          FOR               FOR
call general meetings [other than AGM's] on 14 days
notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SERCO GROUP PLC
  TICKER:                N/A             CUSIP:     G80400107
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual review, accounts for                      ISSUER          YES          FOR               FOR
 the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend on the                              ISSUER          YES          FOR               FOR
ordinary shares of the Company of 3.52 pence per
ordinary share for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. Kevin Beeston as a Non-                         ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #5.: Re-elect Mr. Andrew Jenner as a                              ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #6.: Re-elect Mr. Margaret, Baroness Ford of                      ISSUER          YES          FOR               FOR
 Cunninghame as a Non-Executive Director

PROPOSAL #7.: Re-elect Mr. David Richardson as a Non-                      ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #8.: Re-appoint Deloitte & Touche LLP as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company, until the conclusion of the
 next AGM at which accounts are laid before the

PROPOSAL #9.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985 to
make market purchases [within the meaning of Section
163 of the Companies Act 1985] of up to 48,681,359
ordinary shares of 2 pence each, at a minimum price
of 2 pence [exclusive of expenses, if any, payable by
 the Company] and the maximum price of an amount
equal to the higher of a) 5% of the average middle
market quotations for such shares derived from the
London Stock Exchange Daily Official List, over the
previous 5 business days and b) the higher of the
price of the last independent trade and the highest
current bid as stipulated by Article 5(1) of
commission regulation [EC] 22 DEC 2003 implementing
the Market abuse directive as regards exemptions for
buyback programmes and stabilization of financial
statements [2273/2003]; [Authority expires the
earlier of the conclusion of the next AGM of the
Company]; a contract, or contracts, to purchase
ordinary shares which will or may be executed wholly

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities up to a maximum nominal amount of
 GBP 3,212,969, subject to and in accordance with
Article 6 of the Company's Articles of Association
and Section 80 of Companies Act 1985, to exercise all
 the powers of the Company to allot relevant
securities [as defined in Section 80[2] of that Act]
comprising equity securities [as defined in Section
94[2] of the Act] up to a further nominal amount of
GBP 3,212,969 in connection with an offer by way of a
 right issue; [Authority expires the earlier of the
conclusion of the next AGM of the Company] the
Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.12: Approve to renew the authority and                         ISSUER          YES          FOR               FOR
power conferred on Directors by Article 7 of the
Company's Articles of Association and Section 95[1]
of the Companies Act 1985, to allot equity securities
 wholly for cash, such powers being limited; a) the
allotment of equity securities [as defined in Section
 94[2] of the Companies Act 1985] pursuant to the
authority given by Resolution 11[b] in connection
with a right issue for the period ending at the
conclusion of the AGM but so that the Company may
make offers and enter into agreements during such
period which would, or might, require relevant
securities to be allotted after the authority ends
and the Board may allot equity securities under any
such offer or agreement as if the authority had not
ended; and b) the allotment [otherwise than pursuant
to sub-paragraph a] above] of equity securities up to
 an aggregate nominal amount equal to GBP 486,814

PROPOSAL #13.: Approve and adopt the rules of the                          ISSUER          YES          FOR               FOR
Serco Group Plc Performance Share Plan [the PSP], the
 main features as specified and authorize the
Directors to do all other acts and things necessary
or desirable to operate the PSP, including the
ability to establish further plans similar to the PSP
 for the benefits of employees overseas, subject to
such modification as may be necessary or desirable to
 take account of applicable securities laws, exchange
 control or tax legislation, provided that any
ordinary shares of the Company made available under
such further plans are treated as counting against
any limits on overall participation in the PSP

PROPOSAL #14.: Approve and adopt the rules of Secro                        ISSUER          YES          FOR               FOR
Group Plc Deferred Bonus Plan [the DBP], the main
features as specified, and authorize the Directors to
 do all other acts and thing necessary or desirable
to operate the DBP, including the ability establish
further plans similar to the DBP for the benefit of
employees overseas, subject to such modifications as
may be necessary or desirable to take account of
applicable securities laws, exchange control or tax
legislation, provided that any ordinary shares of the
 Company made available under such further plans are
treated as counting against any limits on overall
participation in the DBP

PROPOSAL #S.15: Amend the Article of Association of                        ISSUER          YES          FOR               FOR
the Company by deleting all the provision of the
Company's Memorandum of Association which, by virtue
of Section 28 Companies Act 2006, are to be treated
as provision of the Company's Articles of
Association; and by making the amendments set out in
Appendix 02 to the Notice of AGM as specified

PROPOSAL #16.: Authorize the Company and any Company                       ISSUER          YES          FOR               FOR
which is or becomes its subsidiary during the period
to which this resolution has effect, for the purposes
 of Part 14 of the Companies Act 2006 during the
period commencing on the date of the passing this
resolution and any Company and ending at the
conclusion of the Company's next AGM; a)make
political donation to political parties and/or
independent election candidates; b)make political
donations to political organizations other than
political parties; and c)incur political
expenditure,; provided that the total aggregate
amount of political donations and political
expenditure pursuant to this authority shall not
exceed GBP 130,000 for the Group as a whole, and the
amount authorized under each of the paragraphs [a] to
 [c] shall be limited to such amount; all existing
authorization and approval relating to political
donations or political expenditure under Part 14 of
the Companies Act 2006 are hereby revoked without
prejudice to any donation made or expenditure
incurred prior to the date hereof pursuant to such
authorization or approval; for the purpose of this
resolution, the terms 'political donation',
'political parties', 'political organization' and
'political expenditure' have the meanings given by

PROPOSAL #s.17: Approve the general meeting other                          ISSUER          YES          FOR               FOR
than an AGM may be called on not less that 14 clear
days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVAN MARINE ASA, TANANGER
  TICKER:                N/A             CUSIP:     R776D4103
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board of Directors, Arne Smedal registration
of attending shareholders

PROPOSAL #2.: Elect a person to chair the meeting and                      ISSUER          YES          FOR               FOR
 a person to co-sign the minutes

PROPOSAL #3.: Approve the notice and the agenda for                        ISSUER          YES          FOR               FOR
the general meeting

PROPOSAL #4.: Acknowledge regarding the operations of                      ISSUER          YES          FOR               FOR
 the Group by the Chief Executive Officer

PROPOSAL #5.A: Approve to issue a Convertible Loan of                      ISSUER          YES          FOR               FOR
 minimum USD 12 million and maximum USD 22 million
pursuant to the Public Limited Companies Act Section
11-1, the maximum amount consists of a maximum
principal amount of USD 12 million with the addition
of maximum compounded interest of USD 10 million; the
 Convertible Loan shall consist of bonds; each with a
 nominal value of USD 1; the subscription price for
each bond is USD 1; the Convertible Loan shall be
subscribed for by Luxor Capital Partners, LP and
Luxor Capital Partners Offshore, Ltd. or affiliates
thereof, the existing shareholders preferential right
 to subscribe for the Loan is accordingly derogated
from, reference the Public Limited Companies Act
Section 11-4, cfr. Section 10-5; the Convertible Loan
 shall be subscribed for in the minutes of the
extraordinary shareholder meeting resolving to issue
the Loan; settlement of the Loan amount shall be made
 to a separate account with Pareto Securities AS
established for this purpose within three business
days following the general meeting resolving to issue
 the Convertible Loan, and in accordance with further
 payment instructions to be provided prior to the
said deadline; the Loan shall carry interest at 15%
p.a. on the basis of a 360 day year consisting of 12
months of 30 days ,interest shall commence to accrue
on the above settlement date for the Loan, and shall
be payable semi-annually in arrears on 22 APR and 22
OCT each year, for the first time on 22 OCT 2009,
provided that such day is a Norwegian banking day,
and otherwise on the first subsequent Norwegian
banking day ;interest shall, in the Company's
election, be paid [a] by issuance of additional bonds
 each with a nominal value of USD 1, rounded down to
the nearest USD, or [b] in cash with an amount equal
to the product of [i] the contractual interest due
and [ii] the greater of; the parity value of the
bonds [as defined in the Loan Agreement] on the
interest payment date divided by the conversion
price; and 1. any such additional bonds shall have
equal terms and conditions as the bonds representing
the principal amount of the Loan; at conversion, the
subscription price per share shall be NOK 7,
conversion shall take place on the basis of the
official NOK/USD reference exchange rate as provided
by Norges Bank on the date 3 business days prior to
the date of conversion; the bonds shall be
Convertible into shares upon written notice to Pareto
 Securities AS at any time during the period
commencing on the date of registration of the
relevant bond in the Norwegian Central Securities
Depository (VPS) and ending on the 10 banking day
prior to 22 APR 2013, and as further provided for in
the final Loan agreement, upon conversion, the
bondholders shall have an unconditional right to
require shares, and the payment of the share capital
will be made by way of set-off of the underlying
receivable of the relevant bond; if not earlier
converted, each bond [including interest accrued

PROPOSAL #5.B: Approve the issue of Convertible Loan                       ISSUER          YES          FOR               FOR
of minimum USD 24 million and maximum USD 44 million
pursuant to the Public Limited Companies Act Section
11-1, the maximum amount consists of a maximum
principal amount of USD 24 million with the addition
of maximum compounded interest of USD 20 million;
[ii] the Convertible Loan shall consist of bonds;
each with a nominal value of USD 1, the subscription
price for each bond is USD 1; the Convertible Loan
shall be subscribed for by Luxor Capital Partners, LP
 and Luxor Capital Partners Offshore, Ltd. or
affiliates thereof (Luxor) and by other large
shareholders and institutional investors that have
forwarded a signed and executed application form to
Pareto Securities AS within the deadline set out in
this resolution below, the existing shareholders
preferential right to subscribe for the Loan is
accordingly derogated from, referred the Public
Limited Companies Act Section 11-4, cfr Section 10-5;
 the Convertible Loan shall be subscribed for on a
separate subscription form within 5.00 p.m. [CET] on
the date falling 30 days after the settlement date
for the Convertible Loan resolved under item A above,
 the said deadline may be extended by the Company by
30 days, minimum subscription amount is USD 100,000;
in case of oversubscription, allocation of bonds will
 be made on the sole discretion of the Board,
provided, however, that Luxor will have a
preferential right to the entire principle Loan
amount of USD 24 million; settlement of the Loan
amount shall be made to a separate account with
Pareto Securities AS established for this purpose
within three business days following the day the
relevant investor subscribed for the Convertible
Loan, and having been allocated same, and in
accordance with further payment instructions to be
provided prior to the said deadline; the Loan shall
carry interest at 15% p.a. on the basis of a 360 day
year consisting of 12 months of 30 days, interest
shall commence to accrue on the above settlement
date, and shall be payable semi-annually in arrears
on 22 APR and 22 OCT each year, for the first time on
 22 OCT 2009, provided that such day is a Norwegian
banking day, and otherwise on the first subsequent
Norwegian banking day; interest shall, in the
Company's election, be paid [a] by issuance of
additional bonds each with a nominal value of USD 1,
rounded down to the nearest USD, or [b] in cash with
an amount equal to the product of [i] the contractual
 interest due and [ii] the greater of; the parity
value of the bonds [as defined in the final Loan
agreement] on the interest payment date divided by
the conversion price; and 1, any such additional
bonds shall have equal terms and conditions as the
bonds representing the principal amount of the Loan;
at conversion, the subscription price per share shall
 be NOK 7 conversion shall take place on the basis of
 the official NOK/USD reference exchange rate as
provided by Norges Bank on the date three business
days prior to the date of conversion; the bonds shall

PROPOSAL #5.C: Authorize the Chairman of the Board,                        ISSUER          YES          FOR               FOR
on the basis of the main terms and conditions as
resolved under Resolutions 5.A and 5.B, to negotiate
and execute a final Loan Agreement and any related
documents, and to do such other acts and things as he
 deems necessary or desirable in connection with the
issuance of the loan; this power of attorney may
partly or fully be delegated to other Directors, the
company's attorney or a Member of the Company's
Management

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVAN MARINE ASA, TANANGER
  TICKER:                N/A             CUSIP:     R776D4103
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the General Meeting by the                        ISSUER          YES          FOR               FOR
Chairman of the Board of Directors; and the
registration of attending shareholders

PROPOSAL #2.: Elect the Chairman of the meeting                            ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect 1 person to sign the minutes                           ISSUER          YES          FOR               FOR
together with the Chairman of the meeting

PROPOSAL #4.: Approve the notice for meeting and the                       ISSUER          YES          FOR               FOR
agenda

PROPOSAL #5.: Acknowledge the information on the                           ISSUER          YES          FOR               FOR
Company's operations from the Chief Executive Officer

PROPOSAL #6.: Approve the annual financial accounts                        ISSUER          YES          FOR               FOR
for the parent Company and the Group for the FY 2008,
 and the Board of Directors' report

PROPOSAL #7.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
of the Board of Directors, the Audit Committee and
the Nomination Committee for the FY 2008

PROPOSAL #8.: Approve the remuneration of the Auditor                      ISSUER          YES          FOR               FOR
 for the FY 2008, including a briefing from the Board
 with regards to the distribution of remuneration of
Auditing and other services

PROPOSAL #9.: Elect the Members to the Nomination                          ISSUER          YES          FOR               FOR
Committee

PROPOSAL #10.: Elect the Directors to the Board                            ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the Statement from the Board                        ISSUER          YES        AGAINST           AGAINST
of Directors regarding establishment of salary and
other benefits for Senior Management in Sevan Marine

PROPOSAL #12.1: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital: withdrawal of existing
authorizations to increase the share capital

PROPOSAL #12.2: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital: to part finance capital
requirements of the Company, including those relating
 to engineering, construction, equipment and/or
operations of Sevan units as well as in relation to
acquisition of enterprises

PROPOSAL #12.3: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the share capital: in connection to Employee
 Stock Option programmes and scope of stock option
allocation

PROPOSAL #13.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
acquire treasury shares

PROPOSAL #14.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
issue convertible loans

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVAN MARINE ASA, TANANGER
  TICKER:                N/A             CUSIP:     R776D4103
  MEETING DATE:          6/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting by the                        ISSUER          YES          FOR               FOR
Chairman of the Board of Directors; registration of
attending shareholders

PROPOSAL #2.: Elect the Chairman of the meeting                            ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect 1 person to sign the minutes                           ISSUER          YES          FOR               FOR
together with the Chairman of the meeting

PROPOSAL #4.: Approve the notice for meeting and the                       ISSUER          YES          FOR               FOR
agenda

PROPOSAL #5.: Approve the information from the Chief                       ISSUER          YES          FOR               FOR
Executive Officer on the operations and financing
requirements of the Group

PROPOSAL #6.: Approve to increase the share capital,                       ISSUER          YES          FOR               FOR
share issue 1 - private placement directed at
institutional investors in Norway and Internationally

PROPOSAL #7.: Approve to increase the share capital,                       ISSUER          YES          FOR               FOR
share issue 2 - subsequent placement directed at
those of the Company's shareholders that were not
offered to participate in share capital increase no. 1

PROPOSAL #8.: Approve the adjustment of Share Option                       ISSUER          YES        AGAINST           AGAINST
Programme

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SEVERFIELD-ROWEN PLC, THIRSK NORTH YORKSHIRE
  TICKER:                N/A             CUSIP:     G80568135
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors'                             ISSUER          YES          FOR               FOR
remuneration report and the financial statements for
the YE 31 DEC 2008 together with the Auditors' report

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of 10.00p net per share, payable on 15 JUN
2009 to shareholders on the register on 15 MAY 2009

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #4.: Re-elect Mr. P.A. Emerson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. T.J.L. Hayward as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Mr. D.P. Ridley as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company for the YE 31 DEC 2009, until the
conclusion of the AGM of the Company in 2010 and
authorize the Directors to determine their

PROPOSAL #8.: Authorize the Directors, in accordance                       ISSUER          YES          FOR               FOR
with Section 80 of the Companies Act 1985 [the Act],
to allot relevant securities [as specified in Section
 80[2] of the Act], up to an aggregate nominal amount
 of GBP 738,399 [approximately 1/3rd of the current
issued share capital]; and up to an aggregate nominal
 amount of GBP 1,476,798 [approximately 2/3rd of the
current issued shares capital], in connection with a
rights issue, open offer or other offers in favor of
ordinary shareholders; [Authority expires the earlier
 of the conclusion of the AGM of the Company in 2010
or 02 SEP 2010]; and the Directors to allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 8 and pursuant to Section
95(1) of the Companies Act 1985 [the Act], to allot
equity securities [as specified in Section 94(2) of
the Act] for cash pursuant to the authority conferred
 by Resolution 8, disapplying the statutory pre-
emption rights [Section 89(1) of the Act], provided
that this power is limited to the allotment of equity
 securities: a) in connection with a rights issue,
open offer or other offers in favor of ordinary
shareholders; and b) up to an aggregate nominal
amount of GBP 110,760; [Authority expires the earlier
 of the conclusion of the AGM of the Company in 2010
or 02 SEP 2010]; and the Directors to allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.10: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purpose of Section 166 of the Companies Act 1985, to
make market purchases [Section 163 of the Act] of
ordinary shares of 2.5p per ordinary shares each in
its capital, provided that, of up to 8,860,788 [10%
of the issued ordinary share capital as at 20 APR
2008]; the minimum price which may be paid is 2.5p
per ordinary shares each in the capital of the
Company, at a maximum price for each ordinary share
shall not exceed an amount equal to 5% above the
average middle market quotations for such shares
derived from the London Stock Exchange Daily Official
 List, over the previous 5 business days; [Authority
expires the earlier of the conclusion of the AGM of
the Company in 2010 or 02 SEP 2010]; and the Company,
 before the expiry, may make a contract to purchase
ordinary shares which will or may be executed wholly

PROPOSAL #S.11: Adopt the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for, and to the exclusion
 of, the existing Articles of Association of the
Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SGL CARBON SE, WIESBADEN
  TICKER:                N/A             CUSIP:     D6949M108
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisor Board, the group financial
statements and annual report, and the report pursuant
 to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 90,775,000 as follows:
EUR 45,387,500 shall be allocated to the revenue
reserve EUR 45,387,500 shall be carried forward

PROPOSAL #3.: Ratify the acts of the Board of                              ISSUER          NO           N/A               N/A
Managing Director

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisor Board

PROPOSAL #5.: Appoint the Auditors for the 2009 FY:                        ISSUER          NO           N/A               N/A
Ernst + Young AG, Frankfurt

PROPOSAL #6.: Elect Messer: Helmut Jodl, Michael                           ISSUER          NO           N/A               N/A
Pfeiffer, Marek Plata, Josef Scherer, Stuart Skinner,
 Heinz Will as the Supervisor Board the
representatives and elect Messer: Markus
Stettenberger, Juergen Kerner, Malgorzata Pasikowska,
 Josef Jung, Bob McClymont, Franz Mehle as the
Supervisor Board of their substitutes

PROPOSAL #7: Authorized the capital I, and the                             ISSUER          NO           N/A               N/A
correspondent amendments to the Articles of
Association The existing authorized capital I shall
be revoked, the Board of MDs shall be authorized,
with the consent of the Supervisor Board, to increase
 the share capital by up to EUR 52,736,000 through
the issue of up to 20,600,000 new bearer shares
against payment in cash and/or kind, on or before 28
APR 2014 Shareholders shall be granted subscription
rights, except for residual amounts, for the issue of
 up to 350,000 shares within the scope of the
company’s Matching Share Plan, and for the issue
 of shares for acquisition purposes

PROPOSAL #8.: Approve the resolution on the reduction                      ISSUER          NO           N/A               N/A
 of the contingent capital, and the correspondent
amendment to the Articles of Association The current
contingent capital shall be reduced to EUR 16,640,000

PROPOSAL #9.: Authorize the issue conversion and/or                        ISSUER          NO           N/A               N/A
warrant bonds, creation of further contingent
capital, and the correspondent amendments to the
Articles of Association The Board of MDs shall be
authorized, with the consent of the Supervisor Board
to issue bonds of up to EUR 800,000,000, conferring a
 conversion or option right for new shares of the
company, on or before 28 APR 2014 Shareholders shall
be granted subscription rights, except for the issue
of bonds at a price not materially below their
theoretical market value, for residual amounts, and
for the granting of such rights to other bondholders
the share capital shall be increased accordingly by
up to EUR 51,200,000 through the issue of up to
20,000,000 new shares, insofar as conversion or

PROPOSAL #10.: Authorize to grant Stock Appreciation                       ISSUER          NO           N/A               N/A
Rights, the creation of contingent capital, and the
correspondent amendments to the Articles of
Association the share capital shall be increased by
up to EUR 5,376,000 through the issue of up to
2,100,000 new shares, insofar as Stock Appreciation
Rights are issued and exercised The company shall be
authorized to issue the above mentioned SARs to its
own and its affiliates executives and top managers,
between 01 JAN 2010 and 31 DEC 2014 entitled to vote
are those shareholders of record on 08 APR 2009, who
provide written evidence of such holding and who
register with the company on or before 22 APR 2009 If
 you wish us to exercise your voting right on your
behalf, please send us your instructions by 8 a.m.
Frankfurt time on 21 APR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHAFTESBURY PLC REIT, LONDON
  TICKER:                N/A             CUSIP:     G80603106
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 50,000,000 to
GBP 75,000,000 by the creation of 100,000,000
ordinary shares of 25 pence each in the capital of
the Company ranking pari passu with the shares of 25
pence each in the capital of the Company

PROPOSAL #2.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Section 80 of the Companies Act 1985
[the Act] at the AGM of the Company held on 11 FEB
2009 which will continue in full force and effect, to
 allot relevant securities as defined in Section
80(2) of the Act up to an aggregate nominal amount of
 GBP 22,582,283.50 [90,329,134 new ordinary shares of
 25 pence each in the capital of the Company];
[Authority expires the earlier of the conclusion of
the next AGM or 15 months]; and the Directors may
allot relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI FORTE LD CO
  TICKER:                N/A             CUSIP:     Y7683C105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                           ISSUER          YES          FOR               FOR
Directors [the Board] of the Company for the YE 31
DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the report of the Auditors for the YE

PROPOSAL #4.: Approve the profit distribution                              ISSUER          YES          FOR               FOR
proposal for the year 2008 and declare a final
dividend for the YE 31 DEC 2008 of RMB 0.02 per share

PROPOSAL #5.: Authorize the Board to decide matters                        ISSUER          YES          FOR               FOR
relating to the payment of interim dividend for the 6
 months ending 30 JUN 2009

PROPOSAL #6.: Re-appoint Ernst & Young as the                              ISSUER          YES          FOR               FOR
International Auditor and Ernst & Young Hua Ming as
the PRC Auditor of the Company and authorize the
Board to determine their remuneration

PROPOSAL #7.: Authorize the Board to decide matters                        ISSUER          YES        AGAINST           AGAINST
relating to external guarantees: 1) any guarantee,
after the total external guarantees provided by the
Company and the controlling subsidiaries not
exceeding 50% of the latest audited net assets; 2)
any guarantee, after the total external guarantees
provided by the Company not exceeding 30% of the
latest audited total assets; 3) within the above
Items (1) and (2), any guarantee with single
guarantee amount not exceeding 10% of the latest
audited net assets; 4) within the above Items (1),
(2), (3), any guarantee not for shareholders, the
controlling entity or its connected party

PROPOSAL #S.8: Authorize the Board, for the purpose                        ISSUER          YES        AGAINST           AGAINST
of increasing the flexibility and efficiency in
operation, to grant a general mandate to the Board to
 issue, allot and deal with additional Domestic
Shares not exceeding 20% of the Domestic Shares in
issue and additional H Shares not exceeding 20% of
the H Shares in issue and to make corresponding
amendments to the Company's Articles of Association
[the Articles] as it thinks fit so as to reflect the
new capital structure upon the allotment or issuance
of shares: an unconditional general mandate be
granted to the Board to allot, issue and otherwise
deal with shares in the share capital of the Company,
 whether Domestic Shares or H Shares, and to make or
grant offers, agreements, and options in respect
thereof, subject to the following conditions: such
mandate shall not extend beyond the relevant period
save that the Board may during the relevant period
make or grant offers, agreements or options which
might require the exercise of such powers after the
end of the relevant period; the aggregate nominal
amount of shares, whether Domestic Shares or H
Shares, allotted, issued and otherwise dealt with or
agreed conditionally or unconditionally to be
allotted, issued and otherwise dealt with by the
Board pursuant to such mandate shall not exceed i)
20% of the aggregate nominal amount of Domestic
Shares in issue; and ii) 20% of the aggregate nominal
 amount of H shares in issue; in each case as at the
date of this resolution; and the Board shall only
exercise its power under such mandate in accordance
with the Company Law of the PRC and the Rules
Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited [as amended from time
to time] and provided all necessary approvals from
the China Securities Regulatory Commission and/or
other relevant PRC authorities are obtained; and
authorize the Board resolving the issue of shares
pursuant to this resolution: a) approve, execute and
do or procure to be executed and done, all such
documents, deeds and things as it may consider
necessary in connection with the issue of new shares,
 including but not limited to, the class and number
of shares to be issued, the issue price, the period
of issue and the number of new shares to be issued to
 existing shareholders [if any]; b) to determine the
use of proceeds and to make all necessary filings and
 registrations with the relevant PRC, Hong Kong and
other authorities; and c) following the increase of
the registered capital of the Company in accordance
with the actual increase of capital by issuing shares
 pursuant to this resolution, to register the
increase of the registered capital of the Company
with the relevant authorities in the PRC and to make
such amendments to the Articles as it thinks fit so
as to reflect the increase in the registered capital
of the Company; [Authority expires the earlier of the
 conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM is

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANGHAI FORTE LD CO
  TICKER:                N/A             CUSIP:     Y7683C105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve: and ratify, the execution of                        ISSUER          YES          FOR               FOR
and the performance by the Company of its obligations
 by the Company under a non-competition agreement
dated 21 APR 2009 and entered into between Fosun
International Limited and the Company in relation to
certain non-competition arrangements [the Amended and
 Restated Non-Competition Agreement] [as specified];
the termination of a non-competition undertaking
agreement dated 10 FEB 2003 and entered into among
Mr. Guo Guangchang,  Shanghai Fosun High and New
Technology Development Co., Ltd., Shanghai Guangxin
Science & Technology Development Co., Ltd. and
Shanghai Fosun High Technology [Group] Co., Ltd. [the
 2003 Non-competition Agreement] [as specified] and
authorize any 1 Director of the Company to sign or
execute such other documents or supplemental
agreements or deeds for and on behalf of the Company
and to do all such things and take all such actions
as he may consider necessary for the purpose of
giving effect to the Amended and Restated Non-
Competition Agreement and completing the transactions
 contemplated thereunder with such changes as he may
consider necessary, desirable or expedient

PROPOSAL #2.: Approve and ratify the execution of and                      ISSUER          YES          FOR               FOR
 the performance by the Company of its obligations
under an equity transfer agreement dated 21 APR 2009
and entered into between Shiner Way Limited, a wholly
 owned subsidiary of the Company, and Fosun Property
Holdings Limited in relation to the acquisition of
the entire equity interest in Fuyang Furun Real
Estate Co., Ltd. by Shiner Way Limited and Fosun
Property Holdings Limited [the Equity Transfer
Agreement] [as specified] and the transactions
contemplated, and authorize any 1 Director of the
Company to sign or execute such other documents or
supplemental agreements or deeds for and on behalf of
 the Company and to do all such things and take all
such actions as he may consider necessary for the
purpose of giving effect to the Equity Transfer
Agreement and completing the transactions
contemplated there under with such changes as he may
consider necessary, desirable or expedient

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  ISSUER:                SHANGHAI JINJIANG INTL HOTELS  GROUP CO LTD
  TICKER:                N/A             CUSIP:     Y7688D108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board [the                         ISSUER          YES          FOR               FOR
Board] of Directors [the Directors] of the Company
for the YE 31 DEC 2008

PROPOSAL #2.: Approve the report of the Supervisory                        ISSUER          YES          FOR               FOR
Committee of the Company [the Supervisory Committee]
for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                                ISSUER          YES          FOR               FOR
statements and the Auditors' report of the Company
and of the Group as at and for the YE 31 DEC 2008

PROPOSAL #4.: Approve the proposed Profit                                  ISSUER          YES          FOR               FOR
Distribution Plan and the Final Dividend Distribution
 Plan of the Company for the YE 31 DEC 2008 and
authorize the Board to distribute such dividend to

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers, Hong                      ISSUER          YES          FOR               FOR
 Kong Certified Public Accountants, and Deloitte
Touche Tohmatsu CPA Limited as the Company's
International and PRC Auditors, respectively, to hold
 their respective office until the conclusion of the
next AGM of the Company, and ratify and approve their
 respective remuneration fixed by the Audit Committee
 of the Board

PROPOSAL #6.1: Appoint Mr. Yu Minliang as a Director                       ISSUER          YES          FOR               FOR
of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.2: Appoint Mr. Shen Maoxing as a Director                      ISSUER          YES          FOR               FOR
 of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.3: Appoint Ms. Chen Wenjun as a Director                       ISSUER          YES          FOR               FOR
of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.4: Appoint Mr. Yang Weimin as a Director                       ISSUER          YES          FOR               FOR
of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.5: Appoint Mr. Chen Hao as a Director of                       ISSUER          YES          FOR               FOR
the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.6: Appoint Mr. Yuan Gongyao as a Director                      ISSUER          YES          FOR               FOR
 of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.7: Appoint Mr. Xu Zurong as a Director of                      ISSUER          YES          FOR               FOR
 the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.8: Appoint Mr. Han Min as a Director of                        ISSUER          YES          FOR               FOR
the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.9: Appoint Mr. Kang Ming as a Director of                      ISSUER          YES          FOR               FOR
 the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.10: Appoint Mr. Ji Gang as a Director of                       ISSUER          YES          FOR               FOR
the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.11: Appoint Mr. Xia Dawei as a Director                        ISSUER          YES          FOR               FOR
of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.12: Appoint Mr. Sun Dajian as a Director                       ISSUER          YES          FOR               FOR
of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.13: Appoint Dr. Rui Mingjie as a Director                      ISSUER          YES          FOR               FOR
 of the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.14: Appoint Mr. Yang Menghua as a                              ISSUER          YES          FOR               FOR
Director of the second session of the Board, for a
term commencing from the dated of passing this
resolution and ending at the conclusion of the
Company's AGM to be held in 2012

PROPOSAL #6.15: Appoint Dr. Tu Qiyu as a Director of                       ISSUER          YES          FOR               FOR
the second session of the Board, for a term
commencing from the dated of passing this resolution
and ending at the conclusion of the Company's AGM to
be held in 2012

PROPOSAL #6.16: Appoint Mr. Shen Chengxiang as a                           ISSUER          YES          FOR               FOR
Director of the second session of the Board, for a
term commencing from the dated of passing this
resolution and ending at the conclusion of the
Company's AGM to be held in 2012

PROPOSAL #6.17: Appoint Mr. Lee Chung Bo as a                              ISSUER          YES          FOR               FOR
Director of the second session of the Board, for a
term commencing from the dated of passing this
resolution and ending at the conclusion of the
Company's AGM to be held in 2012

PROPOSAL #7.: Authorize the Board to determine the                         ISSUER          YES          FOR               FOR
remuneration of the Directors of the second session
of the Board

PROPOSAL #8.1: Appoint Ms. Jiang Ping as a Supervisor                      ISSUER          YES          FOR               FOR
 of the second session of the Supervisory Committee,
for a term commencing from the date of passing this
resolution and ending at the conclusion of the
Company's AGM to be held in 2010

PROPOSAL #8.2: Appoint Mr. Zhou Qiquan as a                                ISSUER          YES          FOR               FOR
Supervisor of the second session of the Supervisory
Committee, for a term commencing from the date of
passing this resolution and ending at the conclusion
of the Company's AGM to be held in 2010

PROPOSAL #8.3: Appoint Mr. Wang Guoxing as a                               ISSUER          YES          FOR               FOR
Supervisor of the second session of the Supervisory
Committee, for a term commencing from the date of
passing this resolution and ending at the conclusion
of the Company's AGM to be held in 2010

PROPOSAL #8.4: Appoint Mr. Ma Mingju as a Supervisor                       ISSUER          YES          FOR               FOR
of the second session of the Supervisory Committee,
for a term commencing from the date of passing this
resolution and ending at the conclusion of the
Company's AGM to be held in 2010

PROPOSAL #9.: Authorize the Board to determine the                         ISSUER          YES          FOR               FOR
remuneration of the Supervisors of the second session
 of the Supervisory Committee

PROPOSAL #S.10: Authorize the Board to issue, allot                        ISSUER          YES        AGAINST           AGAINST
and deal with additional shares in the capital of the
 Company, whether Domestic Shares or H Shares, and to
 make or grant offers, agreements and options in
respect thereof, subject to the following conditions:
 (a) such mandate shall not extend beyond the
relevant period save that the Board may during the
relevant period make or grant offers, agreements and
options which might require the exercise of such
powers after the end of the relevant period; (b) the
aggregate nominal amount of shares allotted or agreed
 conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Board shall not exceed: (i) 20% of the aggregate
nominal amount of Domestic Shares of the Company in
issue; and/or (ii) 20% of the aggregate nominal
amount of H Shares of the Company in issue, in each
case as of the date of this resolution; and (c) the
Board will only exercise its power under such mandate
 in accordance with the Company Law of the PRC and
the Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [Listing Rules]
[as the same may be amended from time to time] and
only if all necessary approvals from China Securities
 Regulatory Commission and/or other relevant PRC
government authorities are obtained; for the purposes
 of this resolution: Domestic Shares means domestic
invested shares in the share capital of the Company
with par value of RMB1.00 each, which are subscribed
for in Renminbi [RMB] by PRC investors; H Shares
means the overseas-listed foreign invested shares in
the share capital of the Company with a par value of
RMB1.00 each, which are subscribed for and traded in
Hong Kong Dollars; [Authority expires earlier at the
conclusion of the next AGM of the Company or the
expiration of the 12-month period following the
passing of this resolution]; or the date on which the
 authority set out in this resolution is revoked or
varied by a special resolution of the shareholders of
 the Company in a general meeting; and authorize the
Board, contingent on the Board resolving to issue
shares, to: a) approve, execute and do or procure to
be executed and done, all such documents, deeds and
things as it may consider necessary in connection
with the issue of such new shares including, without
limitation, the time and place of issue, making all
necessary applications to the relevant authorities,
entering into underwriting agreements [or any other
agreements]; b) to determine the use of proceeds and
to make all necessary filings and registrations with
the relevant PRC, Hong Kong and other authorities; c)
 to increase the registered capital of the Company in
 accordance with the actual increase of capital by
issuing shares, to register the increased capital
with the relevant authorities in the PRC and to make
such amendments to the Articles of Association of the
 Company as it thinks fit so as to reflect the
increase and any other resultant changes in the
registered capital of the Company

PROPOSAL #S.11: Amend the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company [as specified] and authorize any Director
 or Joint Company Secretary of the Company, to do all
 such acts as he deems fit to effect the amendments
and to make relevant registrations and filings in
accordance with the relevant requirements of the
applicable laws and regulations in the PRC and Hong
Kong and the Listing Rules

PROPOSAL #12.: Approve proposals [if any] put forward                      ISSUER          YES        AGAINST           AGAINST
 at such meeting by any shareholder's of the Company
holding 5% or more of the Company's shares carrying
the right to vote at such meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHANKS GROUP PLC, GLASGOW
  TICKER:                N/A             CUSIP:     G80661104
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to increase the share capital                       ISSUER          YES          FOR               FOR
to GBP 45,000,000; authorize the Directors to allot
the rights issue shares and otherwise up to GBP
5,330,033.20; and approve to disapply pre-emption
rights in respect of the rights issue shares and
otherwise up to GBP 1,190,100

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  ISSUER:                SHIH WEI NAVIGATION CO LTD
  TICKER:                N/A             CUSIP:     Y7755H107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 4 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus; proposed
stock dividend: 25 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIHLIN PAPER CORP
  TICKER:                N/A             CUSIP:     Y7746U100
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The status of endorsement, guarantee                        ISSUER          NO           N/A               N/A
and monetary loans

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHIN ZU SHING CO LTD
  TICKER:                N/A             CUSIP:     Y7755T101
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of asset acquisition or                          ISSUER          NO           N/A               N/A
disposal

PROPOSAL #A.4: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A5: The status of investment in People's                         ISSUER          NO           N/A               N/A
Republic of China

PROPOSAL #A.6: The status of the 2005, 2006 cash                           ISSUER          NO           N/A               N/A
injection and the 2008 local unsecured convertible
bonds

PROPOSAL #A.7: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 4 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus, proposed
stock dividend: 100 for 1,000 shares held

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SHINING BUILDING BUSINESS CO LTD
  TICKER:                N/A             CUSIP:     Y77507104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report the 2008 business reports                         ISSUER          NO           N/A               N/A

PROPOSAL #1.2: To report the status of 2008                                ISSUER          NO           N/A               N/A
endorsements and guarantees

PROPOSAL #1.3: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A
reviewed by Supervisors

PROPOSAL #1.4: Other reports                                               ISSUER          NO           N/A               N/A

PROPOSAL #2.1: Ratify the 2008 business and audited                        ISSUER          YES          FOR               FOR
reports

PROPOSAL #2.2: Ratify the 2008 earnings distribution                       ISSUER          YES          FOR               FOR
proposal

PROPOSAL #2.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings

PROPOSAL #2.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #2.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans, endorsement and guarantee

PROPOSAL #3.: Other issues and extraordinary motions                       ISSUER          NO           N/A               N/A

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  ISSUER:                SHINKONG SYNTHETIC FIBERS CO LTD
  TICKER:                N/A             CUSIP:     Y77522103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of the local unsecured                           ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.6: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 Meeting

PROPOSAL #A.7: The explanation to the cause of the                         ISSUER          NO           N/A               N/A
exclusion of the proposals submitted by shareholders

PROPOSAL #A.8: To withdraw the private placement in                        ISSUER          NO           N/A               N/A
common shares in year 2008

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
[there is no dividend will be distributed]

PROPOSAL #B.3: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
shareholder meeting

PROPOSAL #B.4: Approve the issuance of new shares via                      ISSUER          YES          FOR               FOR
 private placement

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

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  ISSUER:                SHOUGANG CONCORD INTL
  TICKER:                N/A             CUSIP:     Y78299107
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the audited financial statements for the YE 31 DEC

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A: Re-elect Mr. Chen Zhouping as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.B: Re-elect Mr. Zhang Wenhui as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.C: Re-elect Ms. Kan Lai Kuen, Alice as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.D: Re-elect Mr. Leung Kai Cheung as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #4.: Appoint the Auditors and authorize the                       ISSUER          YES          FOR               FOR
Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to allot, issue and deal with shares in the capital
of the Company and to make or grant offers,
agreements and options, during the relevant period,
not exceed the aggregate of 20% of the aggregate
nominal amount of the share capital of the Company in
 issue as at the date of passing of this resolution,
otherwise than pursuant to i) a rights issue; ii) the
 exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any securities which are convertible into shares
of the Company; or iii) any option scheme or similar
arrangement for the time being adopted for the grant
or issue to Officers and/or Employees of the Company
and/or any of its subsidiaries of shares or rights to
 acquire shares of the Company; or iv) any scrip
dividend on shares of the Company in accordance with
the Articles of Association of the Company;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by law to be held]

PROPOSAL #6.: Authorize the Directors to repurchase                        ISSUER          YES          FOR               FOR
issued shares in the capital of the Company, during
the relevant period, on The Stock Exchange of Hong
Kong Limited, subject to and in accordance with all
applicable laws or the requirements of the Rules of
the Governing the Listing of Securities on The Stock
Exchange of Hong Kong Limited, not exceeding 10% of
the aggregate nominal amount of the share capital of
the Company in issue as at the date of passing of
this resolution; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by law to be held]

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolution 6, that the aggregate nominal amount of
 the shares in the Company which are repurchased by
the Company pursuant to and in accordance with the
said Resolution 6 shall be added to the aggregate
nominal amount of the shares in the Company that may
be allotted or agreed conditionally or
unconditionally to be allotted by the Directors
pursuant to and in accordance with Resolution 5

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SICHUAN EXPRESSWAY CO LTD
  TICKER:                N/A             CUSIP:     Y79325109
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the supplemental                          ISSUER          YES          FOR               FOR
agreement dated 02 APR 2009 [as specified] made
between the Company and Sichuan Highway Development
and Xing Yuan and the transactions and all the other
related matters contemplated thereunder and authorize
 any 1 Director to do all other acts and things, take
 all steps and execute all such further documents
which in his/ her opinion may be necessary, desirable
 or expedient for the implementation of and giving
effect to the supplemental agreement and the
transactions and all the other related matters

PROPOSAL #S.2: Approve the completion of the A Share                       ISSUER          YES          FOR               FOR
Issue, the proposed modification of the use of
proceeds of the A Share Issue [the Modification of
Use of Proceeds] from applying to 1) the payment of
the consideration of the S&P Agreement; and 2) the
partial repayment of the bank loans of SC expressway,
 to (1) the payment of the consideration of the S&P
Agreement or replacement of the funds raised by the
Company [including but not limited to debt financing
such as bank loans] for the acquisition of equity
interest in SC Expressway; and (2) the partial
repayment of the bank loans of SC Expressway and
authorize the Board or the Sub-Committee of the Board
 comprising Messrs. Tang Yong, Zhang Zhiying and Liu
Mingli, at its discretion, determine the manner,
amount, extent and allocation of the use of proceeds
of the A Share Issue so long as such manner, amount,
extent and allocation comply with the modification of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SICHUAN EXPRESSWAY CO LTD
  TICKER:                N/A             CUSIP:     Y79325109
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the completion of                       ISSUER          YES          FOR               FOR
the A Share Issue, the proposed modification of the
use of proceeds of the A Share Issue [the
Modification of Use of Proceeds] from applying to (1)
 the payment of the consideration of the S&P
Agreement; and (2) the partial repayment of the bank
loans of SC Expressway, to (1) the payment of the
consideration of the S&P Agreement or replacement of
the funds raised by the Company [including but not
limited to debt financing such as bank loans] for the
 acquisition of equity interest in SC Expressway; and
 (2) the partial repayment of the bank loans of SC
Expressway; and authorize the Board or the Sub-
Committee of the Board comprising Tang Yong, Zhang
Zhiying and Liu Mingli to, at its discretion,
determine the manner, amount, extent and allocation
of the use of proceeds of the A Share Issue so long
as such manner, amount, extent and allocation comply
with the Modification of Use of proceeds

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIDENOR SA, ATHENS
  TICKER:                N/A             CUSIP:     X7835U137
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements                      ISSUER          NO           N/A               N/A
 of the FY 2008 and the relevant Board of Directors
report and the Chartered Accountant/Auditor's report

PROPOSAL #2.: Approve to release Board of Directors                        ISSUER          NO           N/A               N/A
Members and the Chartered Accountant-Auditor from any
 compensation liabilities for the FY 2008

PROPOSAL #3.: Approve the decision on the time and                         ISSUER          NO           N/A               N/A
type of earnings distribution for the FY 2008

PROPOSAL #4.: Appoint the Company's Chartered                              ISSUER          NO           N/A               N/A
Accountants/Auditors, for the FY 2009 and determine
their remuneration

PROPOSAL #5.: Elect the new Members of the Board of                        ISSUER          NO           N/A               N/A
Directors

PROPOSAL #6.: Approve the remuneration of the Members                      ISSUER          NO           N/A               N/A
 of the Board of Directors according to Article 24
Paragraph 2 of Law 2190/1920

PROPOSAL #7.: Approve the determination of the                             ISSUER          NO           N/A               N/A
Members of the Audit Committee pursuant to Article 37
 of Law 3693/2008

PROPOSAL #8.: Various announcements                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIEM OFFSHORE INC
  TICKER:                N/A             CUSIP:     G81313101
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Company's Auditors for FY 2009

PROPOSAL #3.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 remuneration to the Company's Auditors for 2008

PROPOSAL #4.1: Re-elect Mr. Kristian Siem as a                             ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #4.2: Re-elect Mr. Richard England as a                           ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #4.3: Re-elect Mr. Bjorn Johansen as a                            ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #4.4: Re-elect Mr. Michael Delouche as a                          ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #4.5: Elect Mr. David Mullen as a Director                        ISSUER          YES        ABSTAIN           AGAINST
of the Company

PROPOSAL #5.: Authorize the Board of  Directors to                         ISSUER          YES          FOR               FOR
fix remuneration to the Company's Directors

PROPOSAL #6.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share Capital of the Company from USD 3,800,000
divided into 380,000,000 Common shares of a par value
 of USD 0.01 each to USD 5,000,000 by the creation of
 an additional authorized 120,000,000 common Shares
of a par value of USD 0.01 each

PROPOSAL #7.: Amend and restate, subject to the                            ISSUER          YES        AGAINST           AGAINST
adoption of Resolution 6, the Company's Memorandum
and Articles of Association in their entirety in
Order to have one composite set of Constitutive
documents that are available to the Company and that
reflect the changes affected by the adoption of

PROPOSAL #8.: Approve and ratify the actions of the                        ISSUER          YES          FOR               FOR
Directors and the Officers of the Company during 2008

PROPOSAL #9.: Transact such other business                                 ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIG PLC, SHEFFIELD
  TICKER:                N/A             CUSIP:     G80797106
  MEETING DATE:          4/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the share capital of the                             ISSUER          YES          FOR               FOR
Company, subject to the rights and restrictions
specified in the Company's Memorandum and Articles of
 Association be and is hereby increased form GBP
19,000,000 to GBP 80,000,000 by the creation of
610,000,000 ordinary shares of 10p each

PROPOSAL #2.: Authorize the Directors, subject to the                      ISSUER          YES          FOR               FOR
 passing of Resolution 1, in accordance with Section
80 of the Companies Act 1985 , to allot relevant
securities [Section 80(2) of the Act] up to an
aggregate nominal amount of GBP 45,504,797.30 this
authority shall expire [unless renewed varied or
revoked by the Company by the Company in general
meeting][Authority expires at the conclusion of the
AGM of the Company in 2009]; and the Directors may
allot relevant securities before the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 1and 2 and pursuant to
Section 95 of the Companies Act 1985, to allot equity
 securities [Section 94 of that Act] for cash
pursuant to the authority conferred by Resolution 2,
disapplying the statutory pre-emption rights [Section
 89(1)], provided that this power is limited to the
allotment of equity securities a) in connection with
a rights issue, open offer or other offers in favor
of ordinary shareholders; and b) up to an aggregate
nominal amount of GBP 24,170,262,80  and; [Authority
expires at the conclusion of the AGM of the Company
in 2009]; and the Directors to allot equity
securities or sell treasury shares after the expiry
of this authority in pursuance of such an offer or
agreement made prior to such expiry

PROPOSAL #S.4: Approve to issue ordinary shares,                           ISSUER          YES          FOR               FOR
subject to the passing of the 1, 2 and 3 resolutions
of 455,047,973 of 10 pence each on the terms set out
in the prospectus for cash at a price of 75 pence per
 share [which represents a discount of greater than
10% to the middle market price of the Company's
shares at the time of announcement of the terms set
out in the Prospectus]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIG PLC, SHEFFIELD
  TICKER:                N/A             CUSIP:     G80797106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report and                             ISSUER          YES          FOR               FOR
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Re-elect Mr. G. W. Davies                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. D. A. Haxby                                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 to the Company

PROPOSAL #6.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Section 80 of the Companies Act 1985

PROPOSAL #S.7: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 95 of the Companies Act 1985

PROPOSAL #S.8: Approve to renew the authority for the                      ISSUER          YES          FOR               FOR
 Company to purchase its own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIKA AG, BAAR
  TICKER:                N/A             CUSIP:     H7631K158
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report [including                         ISSUER          NO           N/A               N/A
remuneration report], annual financial statements and
 consolidated financial statements for 2008

PROPOSAL #2.: Approve the appropriation of the                             ISSUER          NO           N/A               N/A
retained earnings of Sika AG

PROPOSAL #3.: Grant discharge to the Administrative                        ISSUER          NO           N/A               N/A
bodies

PROPOSAL #4.1: Re-elect Messrs. Daniel J. Sauter,                          ISSUER          NO           N/A               N/A
Frit z Studer and Ulrich W. Suter as the Board of
Directors for a further 3-year term of office

PROPOSAL #4.2: Elect Dr. Paul Haelg as the Board of                        ISSUER          NO           N/A               N/A
Director, for the first time for a 3-year term of
office

PROPOSAL #4.3: Appoint Messrs. Ernst and Young Ag as                       ISSUER          NO           N/A               N/A
the Statutory and Group Auditors

PROPOSAL #5.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILIC STE IMMOBILIERE DE LOCATION POUR L'INDUSTRIE
  TICKER:                N/A             CUSIP:     F88835115
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statement for the YE in 31 DEC 2008, as presented
showing earnings for the FY of EUR 57,780,690.90, the
 expenses and charges that were not tax deductible of
 EUR 16,208.00; and grant discharge to the Board of
Directors and the Auditors for the performance of
their duties during the said FY

PROPOSAL #2.: Approve the consolidated financial                           ISSUER          YES          FOR               FOR
statements for the said FY, in the form presented to
the meeting showing earnings of EUR 38,940,101.69

PROPOSAL #3.: Approve the distributable amount of EUR                      ISSUER          YES          FOR               FOR
 58,435,210.90 corresponding to net earnings for the
FY: EUR 57,780,690.90 plus prior retained earnings:
EUR 654,520.00, the recommendations of the Board of
Directors and resolves that the income for the FY be
appropriated as follows: distribution of a dividend
of EUR 75,024,744.50; the shareholders will receive a
 net dividend of EUR 4.30 for each of the 17,447,615
shares, and will entitle to the 40% deduction
provided by the French General Tax Code; this
dividend will be paid on 19 MAY 2009; in the event
that the company holds some of its own shares on such
 date, the amount of the unpaid dividend on such
shares shall be allocated to the retained earnings
account, as required by Law, it is reminded that, for
 the last 3 FY, the dividends paid, were as follows:
EUR 60,801,226.50 for FY 2005, EUR 65,152,062.93 for
FY 2006, EUR 69,648,136.0 0 for FY 2007

PROPOSAL #4.: Approve, the special report of the                           ISSUER          YES        AGAINST           AGAINST
Auditors on regulated agreements and commitments, the
 agreements referred to therein

PROPOSAL #5.: Ratify the transfer of the head office                       ISSUER          YES          FOR               FOR
of the Company to: 31 Boulevard Des Bouvets 92000
Nanterre and consequently, decides to amend Article 4
 of the By-Laws: registered office

PROPOSAL #6.: Approve to renew the appointment of the                      ISSUER          YES          FOR               FOR
 Company PricewaterhouseCoopers Audit as the
Statutory Auditor for a 6-year period

PROPOSAL #7.: Approve to renew the appointment of Mr.                      ISSUER          YES          FOR               FOR
 Daniel Fesson as the Deputy Auditor for a 6-year

PROPOSAL #8.: Approve to renew the appointment of the                      ISSUER          YES          FOR               FOR
 Company Grant Thornton as the Statutory Auditor for
a 6-year period

PROPOSAL #9.: Appoint Mr. Victor Amsellem as the                           ISSUER          YES          FOR               FOR
Deputy Auditor for a 6-year period

PROPOSAL #10.: Approve to renew the appointment of                         ISSUER          YES        AGAINST           AGAINST
Mr. Jean-Paul Bertheau as a Director for a 6-year

PROPOSAL #11.: Ratify the appointment of CCPMA                             ISSUER          YES        AGAINST           AGAINST
Prevoyance as a Director, to replace CCPMA Retraite,
for the remainder of CCPMA Retraite's term of office,
 i.e. until the shareholders' meeting called to
approve the financial statements for the FY 31 DEC

PROPOSAL #12.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
buy back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 200.00, maximum number of shares
to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR
348,952,300.00; [Authority expires after 18 month
period]; this authorization supersedes the one
granted by the shareholders' meeting of 07 MAY 2008;
and to take all necessary measures and accomplish all
 necessary formalities

PROPOSAL #13.: Approve the award total annual fees of                      ISSUER          YES          FOR               FOR
 EUR 105,000.00 to the Board of Directors

PROPOSAL #14.: Grant full powers to the bearer of an                       ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILICON INTEGRATED SYS CORP
  TICKER:                N/A             CUSIP:     Y7935P102
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #A.4: To report the termination of the                            ISSUER          NO           N/A               N/A
splitting investment business

PROPOSAL #A.5: To report the status of the proposals                       ISSUER          NO           N/A               N/A
submitted by shareholders

PROPOSAL #B.1: Receive the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve the proposal of capital                             ISSUER          YES          FOR               FOR
reduction to offset deficit

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve to revise to the procedures of                      ISSUER          YES          FOR               FOR
 monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.8: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILITECH TECHNOLOGY CORP LTD
  TICKER:                N/A             CUSIP:     Y7934Y104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.85 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 10
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
the election of the Directors and the Supervisors

PROPOSAL #B6.1A: Elect Mr. Chang Chang Bang ID No.:                        ISSUER          YES          FOR               FOR
N102640906, as an Independent Director

PROPOSAL #B6.1B: Elect Mr. Hsu, Ging-Fang ID NO.:                          ISSUER          YES          FOR               FOR
P100875484 as an Independent Director

PROPOSAL #B6.1C: Elect Mr. Kuo, Ren-Long ID NO.:                           ISSUER          YES          FOR               FOR
F100217092 as an Independent Director

PROPOSAL #B6.2A: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr.
Soong, Kung-Yuan as the Director

PROPOSAL #B6.2B: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr. Lin,
 Hsing-Hseng as the Director

PROPOSAL #B6.2C: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr.
Chen, Kuang-Chung as the Director

PROPOSAL #B6.2D: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr.
Teng, Guang-Chung as the Director

PROPOSAL #B6.2E: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr.
Chao, Cherng as the Director

PROPOSAL #B6.2F: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr. King
 Yong-Chou as the Director

PROPOSAL #B6.2G: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr. Wu,
Shen-Yang as the Director

PROPOSAL #B6.2H: Elect Lite-on Technology                                  ISSUER          YES          FOR               FOR
Corporation/ID NO.: 23357403 Representative: Mr.
Soong, Ming-Feng as the Director

PROPOSAL #B6.3A: Elect Mr. Lo, Jack-Chung ID NO.:                          ISSUER          YES          FOR               FOR
A103961430 as the Supervisor

PROPOSAL #B6.3B: Elect Mr. Dai, Zi-Fang ID NO.:                            ISSUER          YES          FOR               FOR
J102031726 as the Supervisor

PROPOSAL #B6.3C: Elect Mr. Chiu, Zhen-Gan ID NO.:                          ISSUER          YES          FOR               FOR
J100603868 as the Supervisor

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILVER GRANT INTERNATIONAL INDUSTRIES LTD
  TICKER:                N/A             CUSIP:     Y7936H109
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the Directors' and
Independent Auditor's reports for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.I: Re-elect Mr. Chen Xiaozhou as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #3.II: Re-elect Mr. Liu Tianni as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.III: Re-elect Mr. Chow Kwok Wai as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.IV: Re-elect Mr. Zhang Lu as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.V: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' fees

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of Company,                          ISSUER          YES          FOR               FOR
during the relevant period [as hereinafter defined]
of all powers of the Company to repurchase shares of
the Company on the stock exchange of Hong Kong
Limited [ the stock exchange] or on any other stock
exchange on which the securities of the Company may
be listed and is recognized by the Securities and
Futures Commission and the stock exchange for this
purpose, subject to and in accordance with all
applicable laws and/or the requirements of the rules
governing the listing of securities on the stock
exchange as amended form time to time, be and is
hereby generally and unconditionally approves; the
aggregate nominal amount of shares of the Company
which may be repurchased by the Company pursuant to
the approval in paragraph as specified of this
resolution shall not exceed 10% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of the passing of this resolution
and the said approval shall be limited accordingly;
and [Authority expires at the conclusion of the next
AGM of the Company or the expiration of the period
within which the next annual general meeting of the

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to Section 57b of the Companies ordinance,
during the relevant period [as hereinafter defined]
of all powers of the Company to allot, issue and deal
 with additional shares in the capital of the Company
 and to make and grant offers, agreements and options
 [including warrants, bonds, debentures notes and
other securities which carry rights to subscribe for
or are convertible into shares of the Company] which
would or might require shares to be allotted be and
is hereby generally and unconditionally approved; the
 approval in paragraph as specified of this
resolution, to make and grant offers, agreements and
options [including warrants, bonds, debentures, notes
 and other securities which carry rights to subscribe
 for or are convertible into shares of the Company]
which would or might require shares to be allotted
after the end of the relevant period; the aggregate
nominal amount of shares capital allotted or agreed
conditionally or unconditionally to be allotted
[whether pursuant to an option or otherwise] by the
Directors of the Company pursuant to the approval of
this resolution, otherwise than pursuant to [i] a
right issue [as hereinafter defined] or [ii] the
exercise of rights of subscription or conversion
under the terms of any existing warrants, bonds,
debentures, notes or other securities issued by the
Company which carry rights to subscribe for or are
convertible into shares of the Company or [iii] the
exercise of options under any option scheme as
specified in such scheme or similar arrangement of
shares or rights to acquire share of the Company or
[iv] any scrip dividend or similar arrangement
providing for the allotment of shares in lieu of the
whole or part of a dividend on shares of the Company
in accordance with the Article of Association of the
Company, shall not exceed 20% of the aggregate
nominal amount of the share capital of the Company in
 issue at the date of the passing of this resolution
and the said approval shall be limited accordingly;
and [Authority expires at the conclusion of the next
AGM of the Company or the expiration of the period
within the next AGM of the Company is required by law

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to the passing of Resolution Numbers 5 and
6, to extend the genral mandate granted to the
Directors of the Company to exercise the powers of
the Company to allot, issue and deal with additional
shares in the Company pursuant to Resolution Number 6
 set out in the notice convening this meeting, by the
 addition thereto of an amount representing the
aggregate nominal amount of the share capital of the
Company repurchased by the Company under the
authority granted pursuant to the Resolution Number 5
 set out in the notice convening this meeting,
provided that such extended amount shall not exceed
10% Of the aggregate nominal amount of the share
capital of the Company in issue at the date of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SILVER STD RES INC
  TICKER:                N/A             CUSIP:     82823L106
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the number of                           ISSUER          YES          FOR               FOR
Directors at 8

PROPOSAL #2.1: Elect Mr. A. E. Michael Anglin as a                         ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.2: Elect Mr. John R. Brodie, FCA as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.3: Elect Mr. Richard C. Campbell, MBE as                       ISSUER          YES          FOR               FOR
a Director for the ensuing year

PROPOSAL #2.4: Elect Mr. R. E. Gordon Davis as a                           ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.5: Elect Mr. David L. Johnston as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.6: Elect Mr. Richard D. Paterson as a                          ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.7: Elect Mr. Robert A. Quartermain as a                        ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.8: Elect Mr. Peter W. Tomsett as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #3.: Appoint PricewaterhouseCoopers LLP,                          ISSUER          YES          FOR               FOR
Chartered Accountants, as the Auditors of the Company
 for the ensuing year and authorize the Directors to
fix their remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIMPLO TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y7987E104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution:                       ISSUER          YES          FOR               FOR
cash dividend TWD 5 per share, stock dividend 100
shares per 1,000 shares from retain earnings subject
to 20% withholding tax

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earning

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of Monetary loans

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Others issues and extraordinary                             ISSUER          YES        AGAINST           AGAINST
proposals

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINCERE NAVIGATION CORP
  TICKER:                N/A             CUSIP:     Y7991E108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINGAPORE PETE CO LTD
  TICKER:                N/A             CUSIP:     Y8120K106
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and audited accounts for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final one-tier tax-exempt                          ISSUER          YES          FOR               FOR
dividend of 8 cents per share for the FYE 31 DEC 2008

PROPOSAL #3.: Approve the Directors' fees of SGD                           ISSUER          YES          FOR               FOR
286,000 for the YE 31 DEC 2008

PROPOSAL #4.a: Re-elect Mr. Choo Chiau Beng as a                           ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 109 of the
Company's Articles of Association

PROPOSAL #4.b: Re-elect Mr. Teo Soon Hoe as a                              ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 109 of the
Company's Articles of Association

PROPOSAL #4.c: Re-elect Mr. Cheng Hong Kok as a                            ISSUER          YES          FOR               FOR
Director, who retires pursuant to Article 109 of the
Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Koh Ban Heng, who retires                       ISSUER          YES          FOR               FOR
pursuant to Article 119 of the Company's Articles of
Association

PROPOSAL #6.: Re-elect Mr. Bertie Cheng Shao Shiong,                       ISSUER          YES          FOR               FOR
pursuant to Section 153[6], to hold office from the
date of this AGM until the next AGM

PROPOSAL #7.: Re-appoint Deloitte and Touche LLP as                        ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix their
 remuneration

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 for the purposes of Companies Act, to purchase or
otherwise acquire the shares in the capital of the
Company [the Shares] not exceeding in aggregate the
Prescribed Limit [as specified], at such price[s] as
may be determined by the Directors of the Company
from time to time up to the Maximum Price [as
specified], whether by way of: [i] market purchases
[each a Market Purchase] on the Singapore Exchange
Securities Trading Limited [SGX-ST]; and/or [ii] off-
market purchases [each an Off-Market Purchase]
effected otherwise than on the SGX-ST in accordance
with any equal access scheme[s] as may be determined
or formulated by the Directors of the Company as they
 consider fit, which scheme[s] shall satisfy all the
conditions prescribed by the Companies Act, and
otherwise in accordance with all other provisions of
the Companies Act and listing rules of the SGX-ST as
may for the time being be applicable, [the Share
Buyback Mandate]; [Authority expires the earlier of
the date on which the next AGM of the Company is held
 or required by law to be held or the date on which
the share buybacks are carried out to the full extent
 mandated; and authorize the Directors of the Company
 to complete and do all such acts and things
[including executing such documents as may be
required] as they may consider expedient or necessary
 to give effect to the transactions contemplated by

PROPOSAL #9.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to: [a] issue Shares [as defined in Resolution 8
above] in the capital of the Company whether by way
of rights, bonus or otherwise, including any
capitalization pursuant to Article 151 of the
Company's Articles of Association of any sum for the
time being standing to the credit of any of the
Company's reserve accounts or any sum standing to the
 credit of the profit and loss account or otherwise
available for distribution; and/or [b] make or grant
offers, agreements or options [collectively,
Instruments] that might or would require Shares to be
 issued, including but not limited to the creation
and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into
Shares; at any time and upon such terms and
conditions and for such purposes and to such persons
as the Directors may in their absolute discretion
deem fit; and [notwithstanding that the authority so
conferred by this Resolution may have ceased to be in
 force] issue Shares in pursuance of any Instrument
made or granted by the Directors while the authority
was in force, provided that: [i] the aggregate number
 of Shares to be issued pursuant to this Resolution
[including Shares to be issued in pursuance of
Instruments made or granted pursuant to this
Resolution and including Shares which may be issued
pursuant to any adjustments effected under any
relevant Instrument], does not exceed 50% [or, as the
 case may be, does not exceed 100%, if the shares are
 to be issued by way of a renounceable rights issue
on a pro rata basis] of the total number of issued
Shares excluding treasury shares, in the capital of
the Company [as calculated in accordance with this
resolution below], of which the aggregate number of
Shares to be issued other than on a pro rata basis to
 existing shareholders of the Company [including
Shares to be issued in pursuance of Instruments made
or granted pursuant to this resolution and including
Shares which may be issued pursuant to any
adjustments effected under any relevant Instrument]
does not exceed 10 % of the total number of issued
Shares excluding treasury shares in the capital of
the Company [as calculated in accordance with this
resolution below]; [ii] for the purpose of
determining the aggregate number of Shares that may
be issued under this resolution above, the percentage
 of total number of issued Shares excluding treasury
shares in the capital of the Company shall be
calculated based on the total number of issued Shares
 excluding treasury shares in the capital of the
Company as at the date of the passing of this
Resolution after adjusting for: [a] new Shares
arising from the conversion or exercise of
convertible securities or employee share options on
issue as at the date of the passing of this
Resolution; and [bb] any subsequent consolidation or
sub-division of Shares; [iii] in exercising the power
 to issue Shares or make or grant Instruments
[including the making of any adjustments under the
relevant Instrument], the Company shall comply with

PROPOSAL #10.: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to offer and grant options in accordance
with the provisions of the SPC Share Option Scheme
2000 and/or to grant awards in accordance with the
provisions of the SPC Restricted Share Plan and/or
the SPC Performance Share Plan and to issue, allot or
 otherwise dispose of Shares in the capital of the
Company as may be required to be issued, allotted or
disposed, in connection with or pursuant to the
exercise of the options granted under the SPC Share
Option Scheme 2000 and/or such number of Shares as
may be required to be issued or allotted pursuant to
the vesting of awards under the SPC Restricted Share
Plan and/or the SPC Performance Share Plan; provided
that the aggregate number of Shares to be issued and
allotted pursuant to the SPC Share Option Scheme
2000, the SPC Restricted Share Plan and the SPC
Performance Share Plan shall not exceed 10% of the
total number of issued Shares [excluding treasury
shares] in the capital of the Company from time to

PROPOSAL #11.: Approve, for the purposes of Chapter 9                      ISSUER          YES          FOR               FOR
 of the listing manual [Chapter 9] of the SGX-ST, for
 the Company, its subsidiaries and target associated
companies or any of them, to enter into any of the
transactions falling within the types of Interested
Person Transactions, as specified, with any party who
 is of the class of Interested Persons as specified,
provided that such transactions are carried out in
the ordinary course of business, on normal commercial
 terms and in accordance with the guidelines and
review procedures for Interested Person Transactions
as specified; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date
 by which the next AGM is required by law to be
held]; and authorize the Directors of the Company to
complete and do all such acts and things [including,
without limitation, executing all such documents as
may be required] as they may consider expedient or
necessary or in the interests of the Company to give
effect to the Shareholders' Mandate and/or this

PROPOSAL #12.: Transact such other business                                ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINKONG SPINNING CO LTD
  TICKER:                N/A             CUSIP:     Y80208104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
the financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.4: Elect the Directors and the Supervisors                     ISSUER          YES          FOR               FOR

PROPOSAL #B.5: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINO FST CORP
  TICKER:                N/A             CUSIP:     82934H101
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Directors of the Corporation                       ISSUER          YES        ABSTAIN           AGAINST
as specified

PROPOSAL #2.: Appoint Ernst & Young LLP as the                             ISSUER          YES          FOR               FOR
Auditor of the Corporation for the ensuing year and
authorize the Directors of the Corporation to fix the
 remuneration to be paid to the Auditor

PROPOSAL #3.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINO GOLD MINING LTD, SYDNEY NSW
  TICKER:                N/A             CUSIP:     Q8505T101
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the remuneration report of the                         ISSUER          YES        AGAINST           AGAINST
Company for the YE 31 DEC 2008

PROPOSAL #2.: Re-elect Mr. Hanjing Xu as a Director                        ISSUER          YES          FOR               FOR
of the Company pursuant to Articles 5.1 of the
Company's Constitution

PROPOSAL #3.: Re-elect Mr. Brian Davidson as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company pursuant to Article 5.1 of
the Company's Constitution

PROPOSAL #4.: Appoint Mr. Liangang Li as a Director                        ISSUER          YES          FOR               FOR
of the Company since the previous AGM pursuant to
Article 8.1 of the Company's Constitution

PROPOSAL #5.: Authorize the Company, for the purpose                       ISSUER          YES        AGAINST           AGAINST
of Rule 7.2 Exception 9 of the Listing Rules of ASX
Limited and all other purposes, grant of options
under the Company's Executive and Employee Plan to
persons eligible to participate in the Plan as an
Exception to Rule 7.1 of the Listing Rules of ASX
Limited, on the terms and conditions as specified

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to and in accordance with Section 208 of
the Corporation Act 2001 (Cth) and Listing Rule 10.14
 of ASX Limited, and for all other purposes to grant
to Mr. Jacob Klein Options to subscribe for 487,500
fully paid ordinary shares in the capital of the
Company at an exercise price of AUD 4.35 per share
exercisable on or before 09 DEC 2013 on the terms as
specified and otherwise in accordance with the
Company's Executive and Employee Option Plan

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 that pursuant to and in accordance with Section 208
of the Corporation Act 2001 (Cth) and Listing Rule
10.14 of ASX Limited, and for all other purposes to
grant to Mr. Hanjing Xu options to subscribe for
276,250 fully paid ordinary shares in the capital of
the Company at an exercise price of AUD 4.35 per
share exercisable on or before 09 DEC 2013 on the
terms as specified and otherwise in accordance with
the Company's Executive and Employee Option Plan

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to and in accordance with Section 208 of
the Corporation Act 2001 (Cth) and Listing Rule 10.14
 of ASX Limited, and for all other purposes, to grant
 to Mr. Thomas Mckeith options to subscribe for
20,000 fully paid ordinary shares in the capital of
the Company at an exercise price of AUD 4.35 per
share exercisable on or before 09 DEC 2013 on the
terms as specified and otherwise in accordance with
the Company's Executive and Employee Option Plan

PROPOSAL #9.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 pursuant to and in accordance with Section 208 of
the Corporation Act 2001 (Cth) and Listing Rule 10.14
 of ASX Limited, and for all other purposes to grant
to Mr. Liangang Li options to subscribe for 20,000
fully paid ordinary shares in the capital of the
Company at an exercise price of AUD 4.35 per share
exercisable on or before 09 DEC 2013 on the terms as
specified and otherwise in accordance with the
Company's Executive and Employee Option Plan

PROPOSAL #10.: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to and in accordance with Section
208 of the Corporation Act 2001 (Cth) and Listing
Rule 10.14 of ASX Limited, and for all other purposes
 to grant to Mr. James Askew options to subscribe for
 35,000 fully paid ordinary shares in the capital of
the Company at an exercise price of AUD 4.35 per
share exercisable on or before 09 DEC 2013 on the
terms as specified and otherwise in accordance with
the Company's Executive and Employee Option Plan

PROPOSAL #11.: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to and in accordance with Section
208 of the Corporation Act 2001 (Cth) and Listing
Rule 10.14 of ASX Limited, and for all other purposes
 to grant to Mr. Peter Cassidy Options to subscribe
for 20,000 fully paid ordinary shares in the capital
of the Company at an exercise price of AUD 4.35 per
share exercisable on or before 09 DEC 2013 on the
terms as specified and otherwise in accordance with
the Company's Executive and Employee Option Plan

PROPOSAL #12.: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to and in accordance with Section
208 of the Corporation Act 2001 (Cth) and Listing
Rule 10.14 of ASX Limited, and for all other purposes
 to grant to Mr. Brian Davidson options to subscribe
for 20,000 fully paid ordinary shares in the capital
of the Company at an exercise price of AUD 4.35 per
share exercisable on or before 09 DEC 2013 on the
terms as specified and otherwise in accordance with
the Company's Executive and Employee Option Plan

PROPOSAL #13.: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to and in accordance with Section
208 of the Corporation Act 2001 (Cth) and Listing
Rule 10.14 of ASX Limited, and for all other purposes
 to grant to Mr. Peter Housden options to subscribe
for 20,000 fully paid ordinary shares in the capital
of the Company at an exercise price of AUD 4.35 per
share exercisable on or before 09 DEC 2013 on the
terms specified and otherwise in accordance with the
Company's Executive and Employee Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINOLINK WORLDWIDE HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G8165B102
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 of the Company and report of the Independent Auditor
 of the Company for the YE 31 DEC 2008

PROPOSAL #2.i: Re-elect Mr. Ou Yaping as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #2.ii: Re-elect Mr. Tang Yui Man Francis as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #2.iii: Re-elect Dr. Xiang Bing as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.iv: Re-elect Mr. Xin Luo Lin as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #2.v: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors of the Company

PROPOSAL #3.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditor and authorize the Board of Directors to
fix their remuneration

PROPOSAL #4.: Declare a final dividend for the FYE 31                      ISSUER          YES          FOR               FOR
 DEC 2008

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase shares of HKD 0.10 each in the share
capital of the Company on The Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other
stock exchange on which the shares of the Company may
 be listed and is recognized by the Securities and
Futures Commission of Hong Kong [Securities and
Future Commission] and the Stock Exchange for this
purpose, subject to and in accordance with all
applicable laws and/or the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchange as amended
from time to time, provided that the aggregate
nominal amount of shares of the Company which may be
repurchased by the Company shall not exceed 10% of
the aggregate nominal amount of the share capital of
the Company in issue at the date of the passing of
this resolution; [Authority expires the earlier of
the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Bye-Laws of the
Company or the Companies Act 1981 of Bermuda or any
other applicable laws of Bermuda to be held]

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to the Rules Governing the Listing
of Securities on the Stock Exchange of Hong Kong
Limited, during and after the relevant period, to
allot, issue and deal with additional shares of HKD
0.10 each in the capital of the Company and to make
and grant offers, agreements and options the
aggregate nominal amount of the share capital
allotted or agreed conditionally or unconditionally
to be allotted [whether pursuant to an option or
otherwise] by the Directors pursuant to this
resolution, not exceeding 20% of the aggregate
nominal amount of the issued share capital of the
Company as at the date of the passing of this
resolution, otherwise than pursuant to: i) a rights
issue; or ii) an issue of shares pursuant to the
exercise of rights of subscription or conversion
under the terms of any existing warrants, bonds,
debentures, notes or other securities of the Company;
 or iii) an issue of shares upon the exercise of
subscription rights under any Option Scheme or
similar arrangement; or iv) an issue of shares
pursuant to any scrip dividend or similar
arrangement; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Bye-Laws of the
Company or the Companies Act 1981 of Bermuda or any

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5.A and 5.B, to extend the general
mandate to the Directors of the Company to allot,
issue and deal with additional shares in the Company
pursuant to Resolution 5.B by the addition thereto of
 an amount representing the aggregate nominal amount
of the share capital of the Company repurchased by
the Company under the authority granted pursuant to
Resolution 5.A, provided that such extended amount
shall not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company as at the
date of the passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINOTRANS SHIPPING LTD
  TICKER:                N/A             CUSIP:     Y8014Y105
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the report of the Directors
and the Independent Auditor's report for the YE 31
DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Tian Zhongshan as an                           ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.2: Re-elect Mr. Li Hua as an Executive                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.3: Re-elect Ms. Feng Guoying as an                             ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.4: Authorize the Board to fix the                              ISSUER          YES          FOR               FOR
Directors' fees

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board to fix their remuneration

PROPOSAL #5.1: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to exercise by the Directors during the
Relevant Period [as hereinafter defined] of all the
powers of the Company to repurchase shares in the
capital of the Company on The Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other
exchange on which the shares of the Company may be
listed and recognized by the Securities and Futures
Commission of Hong Kong and the Stock Exchange for
this purpose, subject to and in accordance with all
applicable Laws, rules and regulations and the
requirements of the Rules Governing the Listing of
Securities on the Stock Exchange or of any other
Stock Exchange as amended from time to time provided
however that the aggregate nominal amount of the
shares to be repurchased pursuant to this Resolution
shall not exceed 10% of the aggregate nominal amount
of the share capital of the Company in issue as at
the date of the passing of this Resolution; and
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by any applicable laws or the Articles of

PROPOSAL #5.2: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to the resolution and pursuant to
Section 57B of the Companies Ordinance, during the
Relevant Period [as specified] of all the powers of
the Company to allot, issue and deal with additional
shares in the capital of the Company and to make or
grant offers, agreements and options [including
warrants, bonds, debentures, notes and other
securities convertible into shares of the Company]
which would or might require shares to be allotted;
the aggregate nominal amount of share capital of the
Company allotted or agreed conditionally or
unconditionally to be allotted, issued or dealt with
[whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in paragraph (a)
above, otherwise than pursuant to: i) a Rights Issue
or ii) the exercise of rights of subscription or
conversion under the terms of any existing warrants,
bonds, debentures, notes or other securities issued
by the Company which carry rights to subscribe for or
 are convertible into shares of the Company or iii)
the exercise of options under any Option Scheme or
similar arrangement for the time being adopted for
the grant or issue to the grantees as specified in
such scheme or similar arrangement of shares or
rights to acquire shares of the Company or iv) any
scrip dividend or similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company in accordance
with the Articles of Association of the Company,
shall not exceed 20% of the aggregate nominal amount
of the share capital of the Company in issue at the
date of the passing of this resolution; and
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by any applicable Laws or the Articles of

PROPOSAL #5.3: Approve, subject to the passing of the                      ISSUER          YES        AGAINST           AGAINST
 Resolutions 5.1 and 5.2, the general mandate granted
 to the Directors to allot, issue and deal with
additional shares or the Company pursuant to
Resolution 5.2 by the addition to it of an amount
representing the aggregate nominal amount of the
shares in the capital of the Company which are
repurchased by the Company pursuant to and since the
granting to though Company of the general mandate to
repurchase shares in accordance with Resolution 5.1
provided that such extended amount shall not exceed
10% of the aggregate nominal amount of the share
capital of the Company in issue as at the date of the
 passing of this Resolution

PROPOSAL #5.4: Approve that the proposed caps [as                          ISSUER          YES          FOR               FOR
specified] in relation to the continuing connected
transactions contemplated under the Renewed
Continuing Connected Transactions [as specified] for
the 3 years ending on 31 DEC 2012, and authorize the
Directors to sign, seal, execute, perfect, deliver
and do all such documents, deed, acts, matters and
things as they may in their discretion consider
necessary or desirable or expedient to implement
and/or to give effect to the Renewed Continuing
Connected Transaction Agreements [as specified], the
proposed caps and the transactions thereby
contemplated; and approve that the continued
implementation of the ongoing connected transactions
under the Master Services Agreement and Master
Chartering Agreement for the year 2009 by independent

PROPOSAL #6.: Approve that, the Conditional Agreement                      ISSUER          YES          FOR               FOR
 [the Renewed Master Services Agreement] dated 08 APR
 2009 entered into between [China National Foreign
Trade Transportation [Group] Corporation] [Sinotrans
Group Limited, together with its subsidiaries
[excluding the Company], the Sinotrans Group] and the
 Company, as specified, pursuant to which, the
Company, its subsidiaries and jointly controlled
entities [together the Group] will provide certain
services to the Sinotrans Group and the Sinotrans
Group will provide certain services to the Group [the
 Services]; approve the cap amounts in relation to
the Services as set out in the Renewed Master
Services Agreement for each of the 3 FYE 31 DEC 2012;
 and authorize any 1 Director, or any 2 Directors if
the affixation of the common seal is necessary, to
execute all such other documents, instruments and
agreements and to do all such acts or things deemed
by him/her to be incidental to, ancillary to or in
connection with the matters contemplated in the

PROPOSAL #7.: Approve the Conditional Agreement [the                       ISSUER          YES          FOR               FOR
Renewed Master Chartering Agreement] dated 08 APR
2009 entered into between Sinotrans Group Limited and
 the Company, as specified, pursuant to which, the
Sinotrans Group will charter in vessels from the
Group to use as carrier for cargo shipping services
or sub-charter vessels to other shipping companies
for cargo shipping [the Chartering Services]; approve
 the cap amounts in relation to the Chartering
Services as set out in the Renewed Master Chartering
Agreement for each of the 3 FYE 31 DEC 2012; and
authorize any 1 Director, or any 2 Directors if the
affixation of the common seal is necessary, to
execute all such other documents, instruments and
agreements and to do all such acts or things deemed
by him/her to be incidental to, ancillary to or in
connection with the matters contemplated in the

PROPOSAL #S.8: Amend Article 17, Article 44, Article                       ISSUER          YES          FOR               FOR
72, Article 73, Article 75, Article 78, Article 81,
Article 95, Article 96, Article 104, Article 107,
Article 138, Article 139, Article 172, Article 173
and Article 175 of the Company's Articles of
Association, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINOTRUK HONG KONG LTD
  TICKER:                N/A             CUSIP:     Y8014Z102
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
its subsidiaries and the reports of the Directors and
 the Auditor of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.A: Re-elect Mr. Ma Chunji as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.B: Re-elect Mr. Wang Haotao as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #3.C: Re-elect Mr. Shao Qihui as Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #3.D: Re-elect Mr. Ouyang Minggao as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.E: Re-elect Mr. Chen Zheng as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #3.F: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the remuneration of the Directors of the Company

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditor and authorize the Board of Directors to
fix its remuneration

PROPOSAL #5.A: Authorize the Directors, to allot                           ISSUER          YES        AGAINST           AGAINST
issue and deal with additional shares in the capital
of the Company and to make or grant offers,
agreements and options, including warrants to
subscribers, during and after the relevant period,
not exceed 20% of the aggregate nominal amount of the
 share capital of the Company in issue as at the date
 of this resolution and the said approval shall be
limited accordingly; otherwise than pursuant to: (i)
a Rights Issue; (ii) the exercise of the subscription
 rights or conversion under the terms of any warrants
 issued by the Company or any securities which are
convertible into shares of the Company; (iii) any
share option scheme or similar arrangement for the
time being adopted for the grant or issue to officers
 and/or employees of the Company and/or any of its
subsidiaries of shares or rights to acquire shares of
 the Company; or (iv) any scrip dividend on shares of
 the Company in accordance with the Articles of
Association of the Company; [Authority expires at the
 earlier to the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or any

PROPOSAL #5.B: Authorize the Company to repurchase                         ISSUER          YES          FOR               FOR
issued shares in the capital of the Company on The
Stock Exchange of Hong Kong Limited, and that the
exercise by the Directors of all the powers of the
Company to repurchase such shares, subject to and in
accordance with all applicable laws or the
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong
Limited, during and after the relevant period, the
aggregate nominal amount of shares repurchased or
agreed conditionally or unconditionally to be
repurchased by the Company pursuant to the approval
in paragraph (a) of this resolution during the
Relevant Period shall not exceed 10% of the aggregate
 nominal amount of the share capital of the Company
in issue as at the date of passing this resolution,
and the authority pursuant to paragraph (a) of this
resolution shall be limited accordingly; [Authority
expires at the earlier to the conclusion of the next
AGM of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of resolutions 5A. and 5.B as specified, the
aggregate nominal amount of the shares in the capital
 of the Company which are repurchased by the Company
pursuant to and in accordance with the said
resolution 5.B be added to the aggregate nominal
amount of the shares in the Company that may be
allotted or agreed conditionally or unconditionally
to be allotted by the Directors pursuant to and in
accordance with Resolution 5.A as specified

PROPOSAL #6.A: Approve the transactions under the                          ISSUER          YES          FOR               FOR
Parts Purchase Agreement [as specified in the
circular of the Company to the shareholders of the
Company dated 29 APR 2009 [the Circular]] and to
revised cap for the transactions under the Parts
Supply Agreement for the YE 31 DEC 2009 as specified

PROPOSAL #6.B: Authorize the Directors to do all acts                      ISSUER          YES          FOR               FOR
 and execute and deliver [whether under seal] all
such documents for and on behalf of the Company in
connection with the revised cap

PROPOSAL #7.A: Approve, ratify and confirmed the                           ISSUER          YES          FOR               FOR
Financial Services Framework Agreement [as defined in
 the Circular], the terms thereof and the transaction
 contemplated thereunder

PROPOSAL #7.B: Approve the proposed annual caps for                        ISSUER          YES          FOR               FOR
transactions under the Finance Services Framework
Agreement for the 3 years ending 31 DEC 2011 as
specified

PROPOSAL #7.C: Authorize any Director to do all acts                       ISSUER          YES          FOR               FOR
and execute and deliver all such documents for and on
 behalf of the Company in connection with the
Financial Services Framework Agreement, the
transactions thereunder and the proposed annual caps

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINTEK PHOTRONICS CORP
  TICKER:                N/A             CUSIP:     Y80649109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To the 2008 business operations and                         ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: To Supervisors review of year 2008                          ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
guarantee provided as of the end of 2008

PROPOSAL #A.4: To report the status of buyback                             ISSUER          NO           N/A               N/A
treasury stock

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earnings distributions; [stock dividend 66.8 share
per 1,000 shares from retain earnings subject to 20%
withholding tax, and 32.6 shares per 1,000 shares
from capital surplus with tax free]

PROPOSAL #B.3: Approve to discuss capital increase                         ISSUER          YES          FOR               FOR
through issuance of new shares derived from retained
earnings and capital surplus

PROPOSAL #B.4: Approve the capital injection by                            ISSUER          YES          FOR               FOR
issuing new shares

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement, and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.7: Approve  to revise the Memorandum and                       ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #B.8: Elect the Directors and Supervisors                         ISSUER          YES          FOR               FOR

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SINYI REALTY INC
  TICKER:                N/A             CUSIP:     Y8062B106
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.8 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement, guarantee and monetary loans

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIPEF SA, ANVERS
  TICKER:                N/A             CUSIP:     B7911E134
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to repurchase of up to                       ISSUER          NO           N/A               N/A
20% of issued share capital

PROPOSAL #2.: Authorize the Board to repurchase                            ISSUER          NO           N/A               N/A
shares in the event of a serious and Imminent Harm

PROPOSAL #3.: Amend the Articles regarding                                 ISSUER          NO           N/A               N/A
[authorizations to repurchase shares in case of
serious and imminent harm and under normal
conditions, and reflect stock split]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIPEF SA, ANVERS
  TICKER:                N/A             CUSIP:     B7911E134
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to repurchase of up to                       ISSUER          NO           N/A               N/A
20% of issued share capital

PROPOSAL #2.: Authorize the Board to repurchase                            ISSUER          NO           N/A               N/A
shares in the event of a serious and imminent harm

PROPOSAL #3.: Amend the Articles regarding:                                ISSUER          NO           N/A               N/A
authorizations to repurchase shares in case of
serious and imminent harm and under normal
conditions, and reflect stock split

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SIPEF SA, ANVERS
  TICKER:                N/A             CUSIP:     B7911E134
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive Directors report                                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Receive Auditors report on consolidated                      ISSUER          NO           N/A               N/A
 and statutory financial statements

PROPOSAL #3.: Approve the financial statements,                            ISSUER          NO           N/A               N/A
allocation of income, and Dividend of EUR 0.80

PROPOSAL #4.: Approve to accept the consolidated                           ISSUER          NO           N/A               N/A
financial statements and statutory reports

PROPOSAL #5.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #6.: Grant discharge to the Auditors                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SJM HOLDINGS LTD
  TICKER:                N/A             CUSIP:     Y8076V106
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditor of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of HKD 6 cents                      ISSUER          YES          FOR               FOR
 per share for the YE 31 DEC 2008 to the shareholders
 of the Company

PROPOSAL #3.a.1: Re-elect Dr. Ho Hung Sun, Stanley as                      ISSUER          YES          FOR               FOR
 an Executive Director

PROPOSAL #3.a.2: Re-elect Mr. Rui Jose da Cunha as an                      ISSUER          YES          FOR               FOR
 Executive Director

PROPOSAL #3.a.3: Re-elect Mr. Shek Lai Him, Abraham                        ISSUER          YES          FOR               FOR
as an Independent Non-Executive Director

PROPOSAL #3.a.4: Re-elect Mr. Tse Hau Yin as an                            ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #3.b: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the Directors' remuneration

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                           ISSUER          YES          FOR               FOR
Tohmatsu, Certified Public Accountants and H.C. Watt
& Company Limited, as the Joint Auditors of the
Company and authorize the Board of the Directors of
the Company to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[Directors] to allot, issue and deal with shares in
the Company and to make or grant offers, agreements,
options or warrants which would or might require the
exercise of such powers, during the Relevant Period
[as specified], the aggregate nominal value of shares
 of the Company allotted or agreed conditionally or
unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors pursuant to
the mandate, otherwise than pursuant to: i) a Right
Issue; or ii) any option scheme or similar
arrangement for the time being adopted by the Company
 for the purpose of granting or issuing shares or
rights to acquire shares of the Company to the
directors, officers and/or employees of the Company
and/or any of its subsidiaries; or iii) any scrip
dividend or similar arrangement pursuant to the
Articles of Association of the Company from time to
time, not exceeding 20% of the aggregate nominal
amount of the share capital of the Company in issue
as at the date of the passing of this Resolution and
the said mandate shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or on the expiration of
the period within which the next AGM of the Company
is required by the Company's Articles of Association

PROPOSAL #6.: Authorize the Directors, during the                          ISSUER          YES          FOR               FOR
Relevant Period, to repurchase or otherwise acquire
shares of HKD 1 each in the capital of the Company in
 accordance with all applicable laws and the
requirements of the Rule Governing the Listing of
Securities on The Stock Exchange of Hong Kong
Limited, provided that the aggregate nominal amount
of shares so repurchased or otherwise acquired shall
not exceed 10% of the aggregate nominal amount of the
 share capital of the Company in issue as at the date
 of the passing of this Resolution; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Company's Articles of Association or any
applicable law to be held]

PROPOSAL #7.: Approve that, conditional upon the                           ISSUER          YES        AGAINST           AGAINST
passing of Resolutions No. 5 and No. 6, the aggregate
 nominal amount of the shares which are repurchased
or otherwise acquired by the Company pursuant to
Resolution No. 6 shall be added to the aggregate
nominal amount of the shares which may be issued
pursuant to Resolution No. 5

PROPOSAL #8.: Approve and adopt, conditional upon the                      ISSUER          YES        AGAINST           AGAINST
 Listing Committee of The Stock Exchange of Hong Kong
 Limited granting approval of the listing of and
permission to deal in the shares to be issued
pursuant to the exercise of any options granted under
 the share option scheme [the Share Option Scheme],
the Share Option Scheme and authorize the Directors
to do all such acts and to enter into all such
transactions and arrangements as may be necessary or
expedient in order to give effect to the Share Option

PROPOSAL #9.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to fix the remuneration of each of the
Directors of the Company for the FYE 31 DEC 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMIT INTERNATIONALE NV
  TICKER:                N/A             CUSIP:     N81047172
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Managing Board on the FY                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #3.: Approve the annual accounts on the FY                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #4.: Discussion of the reserves and dividend                      ISSUER          NO           N/A               N/A
 policy

PROPOSAL #5.: Approve to declare a dividend over the                       ISSUER          YES          FOR               FOR
FY 2008 of EUR 3, gross, which can be taken up at the
 choice of shareholders entirely in cash or in new
shares of the Company

PROPOSAL #6.: Grant discharge the Managing Board in                        ISSUER          YES          FOR               FOR
respect of the duties performed during the past FY

PROPOSAL #7.: Grant discharge the Supervisory Board                        ISSUER          YES          FOR               FOR
in respect of the duties performed during the past FY

PROPOSAL #8.A: Appoint Mr. H.J. Hazewinkel as a                            ISSUER          YES          FOR               FOR
Member of the Supervisory Board where all details as
laid down in the Article 2:158 Paragraph 5, Section
2: 142 Paragraph 3 of the Dutch Civil Code are
available for the general meeting of shareholders

PROPOSAL #8.B: Re-appoint Mr. F.E.L. Dorhout Mees as                       ISSUER          YES          FOR               FOR
a Member of the Supervisory Board where all details
as laid down in Article 2:158 Paragraph 5, Section 2:
 142 Paragraph 3 of the Dutch civil code are
available for the general meeting of share holders,
the general meeting of shareholders is authorized to
recommend  individuals for appointment to the post of
 Supervisory Director

PROPOSAL #9.: Approve to set the yearly remuneration                       ISSUER          YES          FOR               FOR
for the Members of the Supervisory Board as follows
the Members EUR 30.000, the Chairman EUR 35.000,
Audit Committee: Chairman EUR 7.000, and Member EUR
6.000, RSA Committee: Chairman EUR 5.000, and Member

PROPOSAL #10.: Approve the general meeting assigns                         ISSUER          YES          FOR               FOR
KPMG Accountants N.V. as the Auditors responsible for
 Auditing the financial accounts for the year 2009

PROPOSAL #11.: Amend the Company's Articles of                             ISSUER          YES          FOR               FOR
Association

PROPOSAL #12.: Authorize the Managing Board, subject                       ISSUER          YES        AGAINST           AGAINST
to the approval of the Supervisory Board, to cause
the Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the Company is permitted to
acquire pursuant to the provisions of Section 98,
Sub-Section 2, of book 2 of the Netherlands Civil
Code, such acquisition may be effected by means of
any type of contract, including stock exchange
transactions and private transactions, the price must
 lie between the nominal value and an amount equal to
 110% of the market price, by market price is
understood the price reached by the shares on the
date of acquisition, as evidenced by the official
price list of Euronext Amsterdam NV, the
authorization will be valid for a period of 18

PROPOSAL #13.: Approve the Managing Board, subject to                      ISSUER          YES          FOR               FOR
 the approval of the Supervisory Board be designated
for a period of 18 months as the body which is
authorized to resolve to issue shares up to a number
of shares not exceeding the number of unissued shares
 in the capital of the Company, authorize the
Managing Board is under approval of the Supervisory
Board as the sole body to limit or exclude the pre
emptive right on new issued shares in the Company

PROPOSAL #14.: Approve to consent to the distribution                      ISSUER          YES          FOR               FOR
 of information to shareholders by electronic means

PROPOSAL #15.: Any other business and closing of the                       ISSUER          NO           N/A               N/A
general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SMURFIT KAPPA GROUP PLC, DUBLIN
  TICKER:                N/A             CUSIP:     G8248F104
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          YES          FOR               FOR
reports of the Directors and the Auditors

PROPOSAL #2.A: Re-elect Mr. Sam Mencoff as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #2.B: Re-elect Mr. Chris Mcgowan as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #2.C: Re-elect Mr. Gordon Moore as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #2.D: Re-elect Mr. Rolly Van Rappard as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.: Approve the remuneration of the Auditors                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the disapplication of pre-                           ISSUER          YES          FOR               FOR
emption rights

PROPOSAL #5.: Grant authority to purchase own shares                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Amend the Share Incentive Plan                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SNAI SPA, PORCARI
  TICKER:                N/A             CUSIP:     T85781101
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet as of 31 DEC                       ISSUER          NO           N/A               N/A
2008, the Directors report on the Management and the
Board of Auditors report, related and consequential
resolutions

PROPOSAL #2.: Approve the coverage of losses through                       ISSUER          NO           N/A               N/A
use of reserves, related resolutions

PROPOSAL #3.: Amend the emoluments for the office of                       ISSUER          NO           N/A               N/A
Auditing for the year 2008 EX Article 159 Law Decree
24 FEB 1998 N. 58, related resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIETA CATTOLICA DI ASSICURAZIONI SCARL, VERONA
  TICKER:                N/A             CUSIP:     T8647K106
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet as of 31 Dec                      ISSUER          NO           N/A               N/A
 2008 and related report, resolutions related there to

PROPOSAL #O.2: Approve to determine the Board of                           ISSUER          NO           N/A               N/A
Directors' members and Executive Committee emolument
as well as medal for presence for the year 2009

PROPOSAL #O.3: Appoint the 7 Board of Directors'                           ISSUER          NO           N/A               N/A
member
PROPOSAL #O.4: Appoint the Internal Auditors and its                       ISSUER          NO           N/A               N/A
Chairman statement of their emolument

PROPOSAL #E.1: Approve the bonus issue for an amount                       ISSUER          NO           N/A               N/A
of EUR 7,726.833 through the use of the available
share premium reserve, through assignment to
shareholders of 1 share face value 3 EUR for every 20
 shares held related amendments of the Article 24 of
the By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCIETA INIZIATIVE AUTOSTRADALI E SERVIZI - SIAS S
  TICKER:                N/A             CUSIP:     T86587101
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements at 31                       ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors' report, any
adjournment thereof, and the consolidated financial
statement

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOCO INTERNATIONAL PLC
  TICKER:                N/A             CUSIP:     G8248C101
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the accounts for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report included in the annual report and the accounts
 for the FYE 31 DEC 2008

PROPOSAL #3.: Re-appoint Mr. Edward T. Story as a                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #4.: Re-appoint Mr. Peter E. Kingston as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Mr. Olivier M.G. Barbaroux                        ISSUER          YES          FOR               FOR
as a Director

PROPOSAL #6.: Re-appoint Mr. John C. Norton as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 for the FYE 31 DEC 2009

PROPOSAL #8.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
Auditors' remuneration for the FYE 31 DEC 2009

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company to GBP 30,000,000

PROPOSAL #10.: Grant authority the issue of equity                         ISSUER          YES          FOR               FOR
with rights under a general authority up to aggregate
 nominal amount of GBP 4,996,714 and an additional
amount pursuant to a rights issue of up to GBP
9,993,428 after deducting any securities issued under
 the general authority

PROPOSAL #11.: Grant authority, subject to the                             ISSUER          YES          FOR               FOR
passing of previous resolution, the issue of equity
or equity-linked securities without pre-emptive
rights up to aggregate nominal amount of GBP 749,507

PROPOSAL #12.: Authorize the Company to market                             ISSUER          YES          FOR               FOR
purchase 7,495,072 ordinary shares

PROPOSAL #13.: Approve and adopt the SOCO                                  ISSUER          YES          FOR               FOR
International Plc 2009 Discretionary Share Option Plan

PROPOSAL #14.: Adopt the New Articles of Association                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #15.: Authorize the Directors to call                             ISSUER          YES          FOR               FOR
general meetings of the Company [other than an AGMs]
on not less than 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOFINA SA, BRUXELLES
  TICKER:                N/A             CUSIP:     B80925124
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1.A: Receive the Directors and the                             ISSUER          NO           N/A               N/A
Auditors reports

PROPOSAL #O.1.B: Receive the consolidated financial                        ISSUER          NO           N/A               N/A
statements and statutory reports

PROPOSAL #O.1.C: Approve the financial statements of                       ISSUER          NO           N/A               N/A
the Company closed on 31 DEC 2008, including the
allocation of the result of the Company and the
distribution of a net dividend of EUR 1.23 per share

PROPOSAL #O.2.A: Grant discharge to the Management                         ISSUER          NO           N/A               N/A
Board for the exercise of their mandate during the FY
 2008

PROPOSAL #O.2.B: Grant discharge to the Supervisory                        ISSUER          NO           N/A               N/A
Board for the exercise of his mandate during the FY
2008

PROPOSAL #3.: Elect Mr. Etienne Davignon as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #4.: Grant authority to repurchase and                            ISSUER          NO           N/A               N/A
reissuance of up to 20% of issued share capital

PROPOSAL #5.: Miscellaneous                                                ISSUER          NO           N/A               N/A

PROPOSAL #E.1: Approve the cancellation of                                 ISSUER          NO           N/A               N/A
repurchased shares without reduction in share capital

PROPOSAL #E.2.A: Amend the Article 6                                       ISSUER          NO           N/A               N/A

PROPOSAL #E.2.B: Amend the Paragraphs 5.6 and 7 of                         ISSUER          NO           N/A               N/A
Article 6, Paragraphs 2 and 4 of Article 13, which
have become obsolete

PROPOSAL #E.2.C: Amend the Article 16 of the statute                       ISSUER          NO           N/A               N/A
by eliminating the word annual

PROPOSAL #E.2.D: Amend Article 23 of the statute by                        ISSUER          NO           N/A               N/A
adding the words or elsewhere after the words in le
gal proceedings

PROPOSAL #E.2.E: Approve to change the date of the                         ISSUER          NO           N/A               N/A
OGM to the 3rd Thursday of the month of APR to move
and therefore Article 26 of the statutes the words
the 1st Thursday of MAY by the words the third
Thursday of APR to be replaced

PROPOSAL #E.3: Approve the power of the                                    ISSUER          NO           N/A               N/A
implementation of the decisions taken

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOFTWARE AG, DARMSTADT
  TICKER:                N/A             CUSIP:     D7045M133
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the FY 2008 with the
 report of the Supervisory Board, the group financial
 statements and group annual report, and the report
pursuant to Sections 289(4) and 315(4) of the German
Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 153,059,873.41 as
follows: payment of a dividend of EUR 1.10 per share
EUR 149,699.51 shall be allocated to the revenue
reserve EUR 121,407,447.70 shall be carried forward
ex-dividend and payable date: 04 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elections to the Supervisory Board:                          ISSUER          NO           N/A               N/A
Messrs. Andreas Bereczky and Heinz Otto Geidt

PROPOSAL #6.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY: BDO Deutsche Warentreuhand AG, Frankfurt

PROPOSAL #7.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 Company shall be authorized to acquire own shares of
 up to EUR 8,600,861, at prices not deviating more
than 10% from the market price, on or before 29 OCT
2010, the Board of Managing Director's shall be
authorized to dispose of the shares in a manner other
 than the stock exchange or a rights offering if the
shares are sold at a price not materially below their
 market price, to use the shares for acquisition
purposes, within the scope of the stock option plan
or for the fulfilment of conversion or option rights,
 and to retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOFT-WORLD INTERNATIONAL CO LTD
  TICKER:                N/A             CUSIP:     Y80720108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of treasury stocks                               ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
[cash dividend: TWD 6.15 per share]

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus [stock
dividend: 5 for 1,000 shares held]

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B81.1: Elect Mr. Wang, Jyun-Bo, Shareholder                      ISSUER          YES          FOR               FOR
 No.: 1 as a Director

PROPOSAL #B81.2: Elect Mr. Chen, Bo-Chang, ID No.:                         ISSUER          YES          FOR               FOR
Y120074453 as a Director

PROPOSAL #B81.3: Elect Mr. Li, Yuan-Yi, Shareholder                        ISSUER          YES          FOR               FOR
No.: 109 as a Director

PROPOSAL #B81.4: Elect Mr. Lin, Rong-Yi, Shareholder                       ISSUER          YES          FOR               FOR
No.: 8224 as a Director

PROPOSAL #B81.5: Elect Mr. Jhong, Sing-Bo,                                 ISSUER          YES          FOR               FOR
Shareholder No.: 8158 as a Director

PROPOSAL #B81.6: Elect Mr. Lyu, Syue-Cen, Shareholder                      ISSUER          YES          FOR               FOR
 No.: 148 as a Director

PROPOSAL #B81.7: Elect Mr. Wang, Syuan-Ce,                                 ISSUER          YES          FOR               FOR
Shareholder No.: 326 as a Director

PROPOSAL #B81.8: Elect Mr. Wang, Li-Rong, Shareholder                      ISSUER          YES          FOR               FOR
 No.: 23 as a Director

PROPOSAL #B81.9: Elect Mr. Syu, Shou-De, ID No.:                           ISSUER          YES          FOR               FOR
E101428388 as a Director

PROPOSAL #B82.1: Elect Mr. Jhang, Hong-Yuan, ID No.:                       ISSUER          YES          FOR               FOR
K10243009 as a Supervisor

PROPOSAL #B82.2: Elect Mr. Bai, Fong-Jhao,                                 ISSUER          YES          FOR               FOR
Shareholder No.: 192 as a Supervisor

PROPOSAL #B82.3: Elect Mr. Wang, Shu- Jyuan,                               ISSUER          YES          FOR               FOR
Shareholder No.: 14 as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.10: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOL MELIA S A
  TICKER:                N/A             CUSIP:     E89049154
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, [balance                        ISSUER          YES          FOR               FOR
sheet, profit and loss account and the annual report]
 and Management report for Sol Melia S.A and the
annual accounts and Management report for the
consolidated group for the FYE 31 DEC 2008

PROPOSAL #2.: Approve the application of profits for                       ISSUER          YES          FOR               FOR
FY 2008

PROPOSAL #3.: Approve the Management of the Board of                       ISSUER          YES          FOR               FOR
Directors during the 2008

PROPOSAL #4.: Appoint the External Accounts Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #5.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
agree a capital increase in accordance with Article
153 1 b) of Company Law, and approve the delegation
to the Board of Directors the exclusion of the right
to preferred subscription, as established in Article
159.2 of the same Law, thus annulling the
authorization agreed upon at the AGM held on 03 JUN
2008

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES          FOR               FOR
issue fixed rate securities, convertible and/or
exchangeable for shares in the Company within a
period of 5 years from the agreement reached by the
meeting, approve to determine the conditions and
means of conversion and/or exchange, with facultative
 powers to exclude the right to preferential
subscription for shareholders and bondholders, to
guarantee the issue by subsidiary Companies and to
increase capital by the amount required, thus
annulling the authorisation agreed upon at the AGM

PROPOSAL #7.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of shares in SOL MELIA S.A., directly
 or through controlled Companies, within 18 months
from the date of the agreement reached by the Meeting
 and ratify the acquisitions made since the last AGM,
 annulling, with respect to the part as yet unused,
the authorization agreed upon at the AGM held on 03
JUN 2008

PROPOSAL #8.: Ratify the appointment by Cooptation of                      ISSUER          YES          FOR               FOR
 Amparo Moraleda Mart nez to the Board of Directors
as an Independent Director, effected by the Board of
Directors of SOL MELIA S.A. in session on 10 FEB
2009, after proposal by the remuneration and
appointments committee and in substitution of the
vacancy created by the resignation of JOSE JOAQUIN

PROPOSAL #9.: Ratify the appointment by Cooptation of                      ISSUER          YES          FOR               FOR
 Juan Arena de la Mora to the Board of Directors as
an Independent Director, effected by the Board of
Directors of SOL MELIA S.A. in session on 31 MAR
2009, after proposal by the remuneration and
appointments committee and in substitution of the
vacancy created by the resignation of AILEMLOS

PROPOSAL #10.: Approve the merger balance sheet as of                      ISSUER          YES          FOR               FOR
 31 DEC 2008, as foreseen in Article 239 of Company
law and verified by the Company Auditor

PROPOSAL #11.: Approve the merger project of 31 MAR                        ISSUER          YES          FOR               FOR
2009 prepared jointly by the Company Board of
Directors, as the absorbing Company, and the
Administrative bodies of the respective Companies to
be absorbed

PROPOSAL #12.: Approve the merger by absorption of                         ISSUER          YES          FOR               FOR
HOTEL BELLVER S.A. (Sole Shareholder Company), DOCK
TELEMARKETING S.A., (Sole Shareholder Company),
PARQUE SAN ANTONIO S.A. (Sole Shareholder Company),
LIFESTAR HOTELES ESPA A S.L. (Sole Shareholder
Company), ALCAJAN XXI, S.L. (Sole Shareholder
Company), APARTAMENTOS MADRID NORTE S.L. (Sole
Shareholder Company), CREDIT CONTROL RIESGOS S.L.
(Sole Shareholder Company) ,SOL MELIA TRAVEL S.A.
(Sole Shareholder Company) , y PLAYA SALINAS S.A.
(Sole Shareholder Company), with the consequent
winding up of the absorbed Companies and the transfer
 in block of all of its assets and liabilities to SOL

PROPOSAL #13.: Amend the item 1 of Article 33                              ISSUER          YES          FOR               FOR
['Appointments to the Board of Directors'] of Company
 Bylaws to insert an age preference and eliminate the
 reference to the need for the two Vice Chairmen to
be referred to jointly as Co-Vice Chairmen and
exercise identical powers

PROPOSAL #14.: Approve the delegation of powers to                         ISSUER          YES          FOR               FOR
develop, formalize, make good and execute the
agreements adopted by the AGM

PROPOSAL #15.: Approve the minutes of the AGM                              ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOL SPA
  TICKER:                N/A             CUSIP:     T8711D103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, Board of Directors report, allocation of
profits, any adjournment thereof

PROPOSAL #2.: Approve to determine the Board of                            ISSUER          NO           N/A               N/A
Directors emoluments for year 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOLAR APPLIED MATERIALS TECHNOLOGY CORP
  TICKER:                N/A             CUSIP:     Y806A7106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 Meeting

PROPOSAL #A.4: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
staff bonus and the disbursement of remuneration to
the Directors and Supervisors; proposed cash
dividend: TWD 2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 20
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
Directors from participation in competitive business

PROPOSAL #B.8: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOLAR MILLENNIUM AG, ERLANGEN
  TICKER:                N/A             CUSIP:     D7T496109
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2007/2008 FY
with the report of the Supervisory Board

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          YES          FOR               FOR
distributable profit of EUR 29,963,646.63 as follows:
 EUR 14,500,000 shall be allocated to the other
revenue reserves and EUR 15,463,646.63 shall be

PROPOSAL #3.A: Ratification of the acts of the                             ISSUER          YES          FOR               FOR
Individual Members of the Board of Managing
Directors: Mr. Christian Beltle

PROPOSAL #3.B: Ratification of the acts of the                             ISSUER          YES          FOR               FOR
Individual Members of the Board of Managing
Directors: Mr. Henner Gladen

PROPOSAL #3.C: Ratification of the acts of the                             ISSUER          YES          FOR               FOR
Individual Members of the Board of Managing
Directors: Mr. Thomas Mayer

PROPOSAL #4.A: Ratification of the acts of the                             ISSUER          YES          FOR               FOR
Individual Members of the Supervisory Board: Mr.
Helmut Pflaumer

PROPOSAL #4.b: Ratification of the acts of the                             ISSUER          YES          FOR               FOR
Individual Members of the Supervisory Board: Mr.
Michael Fischer

PROPOSAL #4.C: Ratification of the acts of the                             ISSUER          YES          FOR               FOR
Individual Members of the Supervisory Board: Mr.
Hannes Kuhn

PROPOSAL #5.: Resolution on the Supervisory Board                          ISSUER          YES          FOR               FOR
remuneration pursuant to Section 18 of the Articles
of Association; the Members of the Supervisory Board
shall receive a fixed remuneration of EUR 15,000 and
an attendance fee of EUR 2,000 per meeting, in
respect of the 2007/2008 FY

PROPOSAL #6.: Elections to the Supervisory Board:                          ISSUER          YES          FOR               FOR
Messrs. Helmut Pflaumer, Hannes Kuhn and Michael
Fischer

PROPOSAL #7.: Appointment of the Auditors for the                          ISSUER          YES        AGAINST           AGAINST
2008/2009 FY: S. Audit GmbH, Cologne

PROPOSAL #8.: Amendments to the Articles of                                ISSUER          YES        AGAINST           AGAINST
Association; the 2008 contingent capital shall be
reduced from EUR 6,250,000 to EUR 5,750,000

PROPOSAL #9.: Authorization to issue Stock Options,                        ISSUER          YES          FOR               FOR
the creation of contingent capital, and the
corresponding amendments to the Articles of
Association; the Company shall be authorized to grant
 Stock Options for up to 500,000 new shares to
Executives and Employees of the Company and
affiliated Companies, on or before 23 MAY 23, 2012;
the share capital shall be increased accordingly by
up to EUR 500,000 through the issue of new shares, in
 so far as Stock Options are exercised

PROPOSAL #10.: Authorization to acquire own shares;                        ISSUER          YES          FOR               FOR
the Company shall be authorized to acquire own shares
 of up to 10% of its share capital, at prices not
deviating more than 10% from the market price, on or
before 25 NOV 2010; the Board of Managing Directors
may dispose of the shares in a manner other than the
Stock Exchange or a rights offering if they are sold
at a price not materially below their market price,
or use the shares for acquisition purposes or for the
 fulfillment of option rights, as well as retire the
shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONAE INDUSTRIA SGPS SA
  TICKER:                N/A             CUSIP:     X8308P126
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's individual and                         ISSUER          NO           N/A               N/A
consolidated annual report and accounts, concerning
the FY 2008

PROPOSAL #2.: Approve the appropriation of the 2008                        ISSUER          NO           N/A               N/A
profit

PROPOSAL #3.: Approve to assess the Management and                         ISSUER          NO           N/A               N/A
Audit of the Company

PROPOSAL #4.: Appoint the Statutory Bodies and                             ISSUER          NO           N/A               N/A
remuneration Committee for a new term

PROPOSAL #5.: Appoint the Company's Statutory                              ISSUER          NO           N/A               N/A
External Auditor for a new term

PROPOSAL #6.: Approve the remunerations policy to be                       ISSUER          NO           N/A               N/A
implemented by the Remuneration Committee

PROPOSAL #7.: Approve the remunerations of the                             ISSUER          NO           N/A               N/A
Members of the Remuneration Committee

PROPOSAL #8.: Approve the acquisition and sale of own                      ISSUER          NO           N/A               N/A
 shares up to the limit of 10 permitted by Portuguese
 Company Law

PROPOSAL #9.: Approve the acquisition and sale of                          ISSUER          NO           N/A               N/A
bonds issued by the Company up to the limit of 10
permitted by Portuguese Company Law

PROPOSAL #10.: Approve the acquisition and/or holding                      ISSUER          NO           N/A               N/A
 of shares of the Company by affiliated Companies

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONAE SGPS SA, MAIA
  TICKER:                N/A             CUSIP:     X8252W176
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Companys annual report,                          ISSUER          NO           N/A               N/A
balance sheet and the individual and consolidated
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve to decide on the proposed                            ISSUER          NO           N/A               N/A
appropriation of the FY net result

PROPOSAL #3.: Approve to assess the Management and                         ISSUER          NO           N/A               N/A
Audit o f the Company

PROPOSAL #4.: Ratify the co-option exercised by the                        ISSUER          NO           N/A               N/A
Board of Directors up to the shareholders general
meeting

PROPOSAL #5.: Grant authority for the purchase and                         ISSUER          NO           N/A               N/A
sale of own shares up to the legal limit of 10%

PROPOSAL #6.: Grant authority for the purchase and                         ISSUER          NO           N/A               N/A
sale of bonds issue by the Company up to the legal
limit of 10%

PROPOSAL #7.: Grant authority for the purchase and                         ISSUER          NO           N/A               N/A
for the holding of shares of the Company by direct or
 indirect Subsidiary Companies

PROPOSAL #8.: Grant authority of granting own shares                       ISSUER          NO           N/A               N/A
up to the limit of 1% of the Companys share capital
to the Executive Directors and Senior Managers of the
 Company or of its Controlled Companies, according to
 the terms of the medium term Performance Bonus Plan

PROPOSAL #9.: Amend the Paragraph 1 of Article 21 and                      ISSUER          NO           N/A               N/A
 Paragraphs 3, 4, 5 Subparagraph [c] of 6, 7 and 8 of
 Article 23 of the Company's Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONAECOM SGPS SA
  TICKER:                N/A             CUSIP:     X8250N111
  MEETING DATE:          4/17/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's annual report and                      ISSUER          NO           N/A               N/A
 the individual and consolidated accounts for the YE
31 DEC 2008

PROPOSAL #2.: Approve to decide on the proposed                            ISSUER          NO           N/A               N/A
appropriation of the net results for YE 31 DEC 2008

PROPOSAL #3.: Approve to assess the Management and                         ISSUER          NO           N/A               N/A
Audit of the Company

PROPOSAL #4.: Approve to decide on an amendment to                         ISSUER          NO           N/A               N/A
paragraph 1 of Article 23 and paragraphs 4, 5, 6[c],
7 and 8 of Article 25 of the Company's Articles of
Association

PROPOSAL #5.: Grant authority for the purchase and                         ISSUER          NO           N/A               N/A
sale of own shares up to the limit of 10%, permitted
by Portuguese Company Law

PROPOSAL #6.: Grant authority for both purchasing or                       ISSUER          NO           N/A               N/A
holding of shares of the Company by affiliated
Companies, under the terms of Article 325-B of
Portuguese Company Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONDA SA
  TICKER:                N/A             CUSIP:     P87262104
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the review the current status                        ISSUER          YES          FOR               FOR
of the Society and the report of the External Auditors

PROPOSAL #2.: Approve the annual report, general                           ISSUER          YES          FOR               FOR
balance and financial statements

PROPOSAL #3.: Approve the distribution of dividends                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Elect the Members of the Board of                            ISSUER          YES        AGAINST           AGAINST
Directors and approve to fix their remunerations to
fix the remunerations of the Directors Committee and
their budget until the next OGM

PROPOSAL #5.: Approve the activities and expenses of                       ISSUER          YES          FOR               FOR
the Directors Committee during the exercise 2008

PROPOSAL #6.: Approve the matters referred to in                           ISSUER          YES          FOR               FOR
Article 44 and 89 of the Law 18.046 of Corporations

PROPOSAL #7.: Approve the designate the External                           ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #8.: Any other inherent matter                                    ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SONIX TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y8071M101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report the business of 2008                              ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Statutory Supervisors report of 2008                        ISSUER          NO           N/A               N/A

PROPOSAL #1.3: Report on the status of endorsements                        ISSUER          NO           N/A               N/A
and guarantees

PROPOSAL #2.1: Approve to accept the 2008 business                         ISSUER          YES          FOR               FOR
report and financial statements

PROPOSAL #2.2: Approve the profit distribution                             ISSUER          YES          FOR               FOR
proposals of 2008, cash dividend: TWD 3.0 per share

PROPOSAL #3.1: Amend the Articles of Incorporation of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #3.2: Amend the procedures of lending the                         ISSUER          YES          FOR               FOR
Company excess capital to the third party

PROPOSAL #3.3: Amend the procedures of endorsements                        ISSUER          YES          FOR               FOR
and guarantees

PROPOSAL #4.1.1: Re-elect Mr. Chen Shyan Tser,                             ISSUER          YES          FOR               FOR
ID/Shareholder No: 1 as a Director

PROPOSAL #4.1.2: Re-elect Mr. Pao Shih Chia,                               ISSUER          YES          FOR               FOR
ID/Shareholder No: 3 as a Director

PROPOSAL #4.1.3: Re-elect Mr. Huang Chi Mao                                ISSUER          YES          FOR               FOR
ID/Shareholder No: 10 as a Director

PROPOSAL #4.1.4: Re-elect Mr. Hsiung Chan Yee,                             ISSUER          YES          FOR               FOR
ID/Shareholder No: 2 as a Director

PROPOSAL #4.1.5: Re-elect Mr. Pan Ming Huang,                              ISSUER          YES          FOR               FOR
ID/Shareholder No: 5 as a Director

PROPOSAL #4.2.1: Re-elect Mr. Tsai Kao Chung,                              ISSUER          YES          FOR               FOR
ID/Shareholder No: E121382253 as an Independent
Director

PROPOSAL #4.2.2: Re-elect Mr. Chou Chih Chen,                              ISSUER          YES          FOR               FOR
ID/Shareholder No: A102012045 as an Independent
Director

PROPOSAL #4.3.1: Re-elect Mr. Shen Li Jen,                                 ISSUER          YES          FOR               FOR
ID/Shareholder No: 47 as a Supervisor

PROPOSAL #4.3.2: Re-elect King Yuang Investment                            ISSUER          YES          FOR               FOR
Limited Company, ID/Shareholder No: 23691 as a
Supervisor

PROPOSAL #4.4.1: Elect Mr. Kuo Ching Hui,                                  ISSUER          YES          FOR               FOR
ID/Shareholder No: 325 as an Independent Supervisor

PROPOSAL #5.: Approve to release the non competition                       ISSUER          YES          FOR               FOR
restriction on the Directors

PROPOSAL #6.: Other proposals and extraordinary                            ISSUER          NO           N/A               N/A
motions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOPRA GROUP, PARIS
  TICKER:                N/A             CUSIP:     F20906115
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reports of the Board of                          ISSUER          YES          FOR               FOR
Directors, Chairman of Board of Directors and the
Auditors, the Company's financial statements for the
YE 31 DEC 2008, as presented showing earnings for the
 FY of EUR 37,058,468.29, accordingly, grant
permanent discharge to the Members of Board of
Directors for the performance of their duties during
the said FY; the expenses and charges that were not
tax deductible of EUR 230,316.00 with a corresponding
 tax of EUR 79,298.00

PROPOSAL #2.: Approve the report of the Auditors, the                      ISSUER          YES          FOR               FOR
 consolidated financial statements for the said FY,
in the form presented to the meeting showing
consolidated net earnings group share of EUR

PROPOSAL #3.: Approve the distributable income of EUR                      ISSUER          YES          FOR               FOR
 37,062,015.79, income for the FY: EUR 37,058,468.29,
 retained earnings: EUR 3,547.50, total: EUR
37,062,015.79, the shareholders' meeting takes note
that the consolidated net earnings group share amount
 to EUR 58,197,823.00 and decides to allocate the
distributable income as follows: legal reserve: EUR
13,384.00, dividend: EUR 19,313,235.15, optional
reserve: EUR 17,735,396.64, total: EUR 37,062,015.79,
 the legal reserve will be of EUR 4,681,996.40 i.e.,
10% of the share capital, the shareholders will
receive a net dividend of EUR 1.65 per share and will
 entitle to the 40% deduction provided by the French
General Tax Code, this dividend will be paid on 22
MAY 2009, as required by Law

PROPOSAL #4.: Approve the special report of the                            ISSUER          YES          FOR               FOR
Auditors on agreements Governed by the Articles
L.225-38 Et Seq. of the French Commercial Code, the
said report and the agreements referred to there in

PROPOSAL #5.: Approve to award total annual fees of                        ISSUER          YES          FOR               FOR
EUR 135,000.00 to the Members of the Board of

PROPOSAL #6.: Authorize the Board of Directors to buy                      ISSUER          YES        AGAINST           AGAINST
 back the Company's shares on the open market,
subject to the conditions described below: maximum
purchase price: EUR 50.00, maximum number of shares
to be acquired: 5% of the share capital, i.e. 585,250
 shares, maximum funds invested in the share
buybacks: EUR 29,262,500.00; [Authority expires at
the end of 18-month period]; and to take all
necessary measures and accomplish all necessary

PROPOSAL #7.: Grant full powers to the bearer of an                        ISSUER          YES          FOR               FOR
original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SORIN SPA, MILANO
  TICKER:                N/A             CUSIP:     T8782F102
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008 and the Management report, any adjournment
thereof

PROPOSAL #2.: Approve the termination of power of the                      ISSUER          NO           N/A               N/A
 Director, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SOS CUETARA SA
  TICKER:                N/A             CUSIP:     E6505G148
  MEETING DATE:          6/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Examination and approval, if                                 ISSUER          YES        AGAINST           AGAINST
applicable, of the Balance Sheet, Profit and Loss
Statement and Notes of the Company and of the
consolidated group for the FYE on 31 DEC 2008

PROPOSAL #2.: Authorization to acquire Company's own                       ISSUER          YES          FOR               FOR
shares

PROPOSAL #3.: Capital Increase                                             ISSUER          YES          FOR               FOR

PROPOSAL #4.: Amend Article 2,12,20,28,30,32,33 and                        ISSUER          YES          FOR               FOR
43 of social Bylaws

PROPOSAL #5.: Ratify/name councils                                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Naming Auditor                                               ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the Social Management                                ISSUER          YES          FOR               FOR

PROPOSAL #8.: Delegate the powers to formalize and                         ISSUER          YES          FOR               FOR
execute all resolutions adopted by the shareholders
at the general shareholders meeting, for conversion
thereof into a public instrument, and for
interpretation, correction and supplementation
thereof or further elaboration thereon until the
required registrations are made

PROPOSAL #9.: Exercise of the social action of                             ISSUER          YES        AGAINST           AGAINST
responsibility against all the Members of the Board
of Directors who on 27 FEB 2009 adopted the agreement
 to grant a lending to PAHES MANAGERIAL DEVELOPMENT

PROPOSAL #10.: Modification of the Article 23 of the                       ISSUER          YES        AGAINST           AGAINST
Company's Bylaws

PROPOSAL #11.: Examination and approval, if                                ISSUER          YES        AGAINST           AGAINST
applicable, the remuneration of the members of the
Board of Directors

PROPOSAL #12.: Examination and approval, if                                ISSUER          YES        AGAINST           AGAINST
applicable, Mr. Jose Manuel Muriel Jimenez' s annual
remuneration

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPARKASSEN IMMOBILIEN AG
  TICKER:                N/A             CUSIP:     A5030U105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual                       ISSUER          NO           N/A               N/A
statement of accounts for the Company and the
Corporate Group including report of the Board of
Directors and the Supervisory Board

PROPOSAL #2.A: Grant discharge to the Board of                             ISSUER          NO           N/A               N/A
Directors

PROPOSAL #2.B: Grant discharge to the Supervisory                          ISSUER          NO           N/A               N/A
Board
PROPOSAL #3.: Elect the Auditor and the Group Auditor                      ISSUER          NO           N/A               N/A

PROPOSAL #4.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Supervisory Board and on effecting insurance for the
Supervisory Board

PROPOSAL #6.: Approve the alteration to the Articles                       ISSUER          NO           N/A               N/A
by inserting new paragraph 16

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPECTRIS PLC, EGHAM SURREY
  TICKER:                N/A             CUSIP:     G8338K104
  MEETING DATE:          5/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report, as specified in the 2008 report and the
accounts, for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 17.0p for                        ISSUER          YES          FOR               FOR
the YE 31 DEC 2008, payable on 26 JUN 2009 to those
shareholders on the register at the close of business
 on 05 JUN 2009

PROPOSAL #4.: Re-elect Mr. J. E. O'Higgins as a                            ISSUER          YES        AGAINST           AGAINST
Director, who retires under the terms of the Articles
 of Association

PROPOSAL #5.: Re-elect Mr. J. A. Warren as a                               ISSUER          YES          FOR               FOR
Director, who retires under the terms of the Articles
 of Association

PROPOSAL #6.: Re-appoint KPMG Audit PLC as the                             ISSUER          YES          FOR               FOR
Auditors of the Company

PROPOSAL #7.: Authorize the Directors to agree the                         ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 in substitution for all existing authorities to the
extent unused and for the purposes of Section 80 of
the Companies Act 1985, to allot relevant securities
[Section 80(2) of the said Act] up to an aggregate
nominal amount of GBP 2,083,000 [Authority expires on
 18 MAY 2010] [the Directors may allot relevant
securities in pursuance of any such offer or
agreement as if the authority conferred had not
expired and in this resolution the expression
'relevant securities' and referred to the allotment
of relevant securities shall bear the same respective
 meanings as in Section 80 of the Companies Act 1985]

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
the passing of Resolution 8 and pursuant to Section
95(1) of the Act 1985, to allot equity securities
[Section 94 of the Companies Act 1985] for cash
pursuant to the authority conferred by Resolution 8,
Section 89(1) of the said Act did not apply to any
such allotment; and sell relevant shares [Section
94(5) of the said Act] in the Company if, immediately
 before the sale such shares are held by the Company
as treasury shares [Section 162A(3) of the said Act]
['treasury shares'] for cash [Section 162D(2) of the
said Act], as if Section 89(1) of the said Act,
provided that such power shall be limited to the
allotment of equity securities and the sale of
treasury shares: i) in connection with a rights issue
 in favor of ordinary shareholders; ii) up to an
aggregate nominal amount of GBP 312,500; [Authority
expires on 18 MAY 2010]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.10: Authorize the Company, pursuant to                         ISSUER          YES          FOR               FOR
Article 5 of the Company's Articles of Association,
for the purpose of Section 166 of the Companies Act
1985, to make one or more market purchases [Section
163(3) of the Companies Act 1985] of up to 12,500,000
 ordinary shares [10% of the issued share capital of
the Company at 23 MAR 2009] of 5p each in the capital
 of the Company and where such shares are held as
treasury shares, the Company may use them for the
purposes of its Employee Share Schemes, at a minimum
price of 5p and up to 105% of the average middle
market quotations for such shares derived from the
Daily Official List of the London Stock Exchange Plc,
 for the 5 business days; [Authority expires the
earlier of the conclusion of the AGM of the Company
in 2010 or 19 AUG 2010 which ever is the earlier];
the Company, before the expiry, may make a contract
to purchase ordinary shares which will or may be
executed wholly or partly after such expiry

PROPOSAL #S.11: Adopt the new Articles of Association                      ISSUER          YES          FOR               FOR
 of the Company as submitted to the meeting and
signed by the Chairman for the purposes of
identification, the Articles of Association of the

PROPOSAL #S.12: Approve the period of notice required                      ISSUER          YES          FOR               FOR
 for general meetings of the Company [other than AGM]
 shall  not be less than 14 clear day's notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPEEDY HIRE PLC, NEWTON-LE-WILLOWS MERSEYSIDE
  TICKER:                N/A             CUSIP:     G0175D103
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Authorize the share capital of the                           ISSUER          YES        AGAINST           AGAINST
Company increased from GBP 3 million to GBP 35
million by the creation of 640,000,000 new ordinary
shares, of 5p each subject to the rights and
restrictions set out in the Company's Memorandum and

PROPOSAL #2.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
[the Directors], subject to passing of the Resolution
 1 in this notice of EGM pursuant to Section 80 of
the Companies Act 1985 [the Act] [in addition to any
existing authority given to the Directors pursuant to
 Section 80 of the Act] to exercise all powers of the
 Company to allot relevant securities [as specified
in Section 80(2) of the Act] of the Company up to a
maximum aggregate nominal amount of, GBP 23 million
in connection with the rights issue [as specified in
the prospectus published by the Company on 01 JUN
2009]; [Authority expires at the conclusion of the
next AGM of the Company to be held in 2009] save that
 the Company may before, such expiry make any, offer
or agreement which, would or might require relevant
securities to be allotted after the expiry of such
authority, and the Directors may allot securities in
pursuance of such offer or agreement as if the
authority conferred by this resolution had not expired

PROPOSAL #S.3: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
the passing of the Resolutions 1 and 2 in this notice
 of EGM pursuant to Section 95 of the Act [in
addition to any existing power given to the Directors
 pursuant to Section 95 of the Act] to allot equity
securities [as specified in Section 94 of the Act for
 cash pursuant to the general authority conferred by
the Resolution 2 in this notice of EGM as if Section
89(1) of the Act did not apply to such allotment,
subject to such exclusion or other arrangements as
the Directors may deem necessary or expedient to deal
 with fractional entitlements or legal or practical
problems arising under the laws of any overseas
territory o the. requirements of any regulatory body
or stock exchange; [Authority expires at the
conclusion of the next AGM of the Company to be held
in 2009] save that the Company may before such expiry
 make any offer or agreement which would or might
require equity securities to be allotted after the
expiry, of such power and the directors may allot
equity securities, in pursuance of any such offer or
agreement as if the power conferred by this

PROPOSAL #4.: Authorize the Directors subject to the                       ISSUER          YES        AGAINST           AGAINST
passing of the Resolutions 1, 2 and 3 in this notice
of EGM to adopt the amendments to the Speedy Hire
2004 Performance Share Plan as shown in the marked-up
 version of the rules of the Speedy Hire 2004
Performance Share Plan which has been produced to the
 EGM and initialed by the Chairman for the purposes
of identification only and as summarized in Paragraph
 13 or Part I of the prospectus published by the
Company on 01 JUN 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPIRAX-SARCO ENGINEERING PLC, CHELTENHAM GLOUCESTE
  TICKER:                N/A             CUSIP:     G83561103
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of                      ISSUER          YES          FOR               FOR
 the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008, as specified

PROPOSAL #3.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of 23.3p for each ordinary share in the
capital of the Company

PROPOSAL #4.: Re-appoint Dr. K. Rajagopal as a                             ISSUER          YES        ABSTAIN           AGAINST
Director
PROPOSAL #5.: Re-appoint Mr. M. E. Gibbin as a                             ISSUER          YES        ABSTAIN           AGAINST
Director
PROPOSAL #6.: Re-appoint Mr. W. H. Whiteley as a                           ISSUER          YES        ABSTAIN           AGAINST
Director, who retires by rotation

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company to hold office from the
conclusion of this meeting until the conclusion of
the next general meeting at which accounts are laid
before the Company and authorize the Directors to
determine their remuneration

PROPOSAL #8.: Authorize the Directors, subject to and                      ISSUER          YES          FOR               FOR
 in accordance with Article 6 of the Company's
Articles of Association, to allot relevant securities
 up to a maximum nominal amount of GBP 6,336.055;
[Authority expires the earlier at the conclusion of
the AGM to be held in 2010 on 11 AUG 2010 and that
all previous authorities under section 80 of the
Companies Act 1985 shall cease to have effect]

PROPOSAL #S.9: Authorize the Directors, subject to                         ISSUER          YES          FOR               FOR
and in accordance with Article 7 of the Company's
Articles of Association, to allot equity securities
for cash within Section 94(3A) of the Companies Act
1985 as if Section 89(1) of the Act did not apply,
the authority shall be limited to the allotment of
equity securities having a maximum nominal amount of
GBP 965,344; all previous authorities under Section
95 of the Companies Act 1985 shall cease to have
effect; [Authority expires the earlier of the
conclusion of the AGM to be held in 2010 or on 11 AUG

PROPOSAL #10.: Authorize the Directors of the power                        ISSUER          YES          FOR               FOR
conferred upon them by Article 110 of the Company's
Articles of Association in respect of any dividends
declared or paid in period up to and including the
date of the AGM to be held in 2014 or if earlier 11
MAY 2014

PROPOSAL #S.11: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163 of the Companies Act 1985] of
 ordinary shares of 25p each in the capital of the
Company [ordinary shares] on such terms and in such
manner as the Directors of the Company may from time
to time determine provided that the maximum number of
 ordinary shares that may be purchased pursuant to
this authority is 7,603,267 and the maximum price
which may be paid for an ordinary share purchased
pursuant to this authority shall not be more than the
 higher of an amount equal to 105% of the average of
the middle market quotations for an ordinary shares
as derived from the London Stock Exchange Daily
Official List for the 5 business days immediately
preceding the day on which that ordinary share is
contracted to be purchased and the amount stipulated
by Article 5(1) of the EU Buy-back and Stabilization
Regulation [being the higher of the price of the last
 Independent trade and the highest current
Independent bid for an ordinary share in the Company
on the Trading venues Where the market purchase by
the Company pursuant to the authority conferred by
this Resolution 11 and the minimum price which may be
 paid shall be 25p per ordinary share [in each case
exclusive of expenses payable by the Company];
[Authority expires the earlier of the conclusion of
the AGM of the Company to be held in 2010 or on 11
AUG 2010]; the Company may make a contract to
purchase ordinary shares under this authority before
its expiry which will or may be executed wholly or
partly after the expiry of this authority, and may
make a purchase of ordinary shares in pursuance of

PROPOSAL #S.12: Approve, a general meeting other than                      ISSUER          YES          FOR               FOR
 an AGM, me be called on not less than 14 clear days'
 notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPIRENT COMMUNICATIONS PLC
  TICKER:                N/A             CUSIP:     G83562101
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report 2008                               ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the report on the Directors                          ISSUER          YES          FOR               FOR
remuneration for 2008

PROPOSAL #3.: Approve the payment of a final dividend                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Edward Bramson as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #5.: Re-elect Mr. Gerard Eastman as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #6.: Re-elect Mr. Ian Brindle as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Alex Walker as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Bill Burns as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #9.: Re-appoint Ernst and Young as the                            ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #10.: Authorize the Directors to determine                        ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
securities

PROPOSAL #S.12: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
pre emption rights

PROPOSAL #S.13: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of its own shares

PROPOSAL #14.: Grant authority the renewal of the                          ISSUER          YES          FOR               FOR
Spirent Stock Incentive Plan and use of new issue
shares

PROPOSAL #S.15: Grant authority for a 14 day notice                        ISSUER          YES          FOR               FOR
period for EGM

PROPOSAL #S.16: Adopt new Articles of Association,                         ISSUER          YES          FOR               FOR
with effect from 01 OCT 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SPONDA OYJ, HELSINKI
  TICKER:                N/A             CUSIP:     X84465107
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Calling the meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #3.: Election of persons to scrutinize the                        ISSUER          NO           N/A               N/A
minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting                        ISSUER          NO           N/A               N/A

PROPOSAL #5.: Recording the attendance at the meeting                      ISSUER          NO           N/A               N/A
 and adopt the list of votes

PROPOSAL #6.: Authorize the Board of Directors to                          ISSUER          YES        AGAINST           AGAINST
decide on the issuance of shares

PROPOSAL #7.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SRE GROUP LTD
  TICKER:                N/A             CUSIP:     G8403X106
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                            ISSUER          YES          FOR               FOR
statements and the reports of the Directors and the
Auditors for the YE 31 DEC 2008

PROPOSAL #2.1: Re-elect Mr. Cheung Wing Yui as a Non-                      ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.2: Re-elect Mr. Jin Bing Rong as a Non-                        ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.3: Re-elect Mr. Jiang Xie Fu as an                             ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #2.4: Re-elect Mr. Yu Hai Sheng as an                             ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #2.5: Re-elect Mr. Li Yao Min as an                               ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #2.6: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
fix the Directors' remuneration

PROPOSAL #3.: Re-appoint the Auditors for the ensuing                      ISSUER          YES          FOR               FOR
 year and authorize the Board of Directors to fix
their remuneration

PROPOSAL #4.A: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, during the relevant period, to repurchase
shares of HKD 0.10 each in the capital of the Company
 on The Stock Exchanges of Hong Kong Limited [the
Stock Exchange] or on any other stock exchanges on
which the securities of the Company may be listed and
 recognized by the Securities and the Futures
Commission of Hong Kong and the Stock Exchange for
this purpose, subject to and in accordance with all
applicable Laws and the requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchanges as amended
from time to time, not exceeding 10% of the aggregate
 nominal amount of the issued share capital of the
Company; and [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the By-Laws of the

PROPOSAL #4.B: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, during the relevant period, to allot, issue
and deal with any unissued shares in the capital of
the Company and to make or grant offers, agreements
and options [including bonds, warrants and
debentures, notes and any securities which carry
rights to subscribe for or are convertible into
shares in the Company] which would or might require
the exercise of such power; the aggregate nominal
amount of share capital allotted and issued or agreed
 conditionally or unconditionally to be allotted and
issued by the Directors, not exceeding 20% aggregate
nominal amount of the issued share capital of the
Company as at the date of passing this resolution,
otherwise than pursuant to: i) a rights issue; ii) an
 issue of shares as scrip dividends in accordance
with the By-Laws from time to time; or iii) an issue
of shares upon the exercise of rights of subscription
 or conversion under the terms of any bonds,
warrants, debenture, notes and any securities which
carry rights to subscribe for or are convertible into
 shares in the Company; or iv) an issue of shares
under any option scheme or similar arrangement; and
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the By-Laws or any applicable law to be

PROPOSAL #4.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5.A and 5.B, to extend the general
mandate granted to the Directors to allot, issue and
deal with the additional shares pursuant to
Resolution 5.B, by an amount representing the
aggregate nominal amount of the share capital
purchased pursuant to Resolution 5.A, provided that
such amount does not exceed 10% of the aggregate
nominal amount of the issued share capital of the
Company at the date of passing this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST BARBARA LTD
  TICKER:                N/A             CUSIP:     Q8744Q108
  MEETING DATE:          5/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify, for the purposes of Listing                          ISSUER          YES          FOR               FOR
Rule 7.4 and for all other purposes, the issue on 03
MAR 2009 of 189,600,000 ordinary shares in the
capital of the Company to institutional and
professional investors, the terms as specified

PROPOSAL #2.: Approve, for the purposes of Listing                         ISSUER          YES          FOR               FOR
Rule 10.11 and for all other purposes, in part
consideration of his employment as Managing Director
and Chief Executive Officer of the Company, Mr. Tim
Lehany be issued options to acquire ordinary shares
in the capital of the Company, on the terms and
conditions as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.JAMES'S PLACE PLC, CIRENCESTER GLOUCESTERSHINE
  TICKER:                N/A             CUSIP:     G5005D124
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES          FOR               FOR
and the reports of the Directors and the Auditors
thereon for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 2.55 pence                       ISSUER          YES          FOR               FOR
per ordinary share for the YE 31 DEC 2008

PROPOSAL #3.: Elect Mr. Steve Golsell as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Ian Gascoigne as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Derek Netherton as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.: Re-elect Mr. Mike Power as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Roger Walsom as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #9.: Re-appoint KPMG Audit plc as the                             ISSUER          YES          FOR               FOR
Auditors of the Company and authorize the Directors
to determine their remuneration

PROPOSAL #S.10: Grant authority to the allotment of                        ISSUER          YES          FOR               FOR
Shares

PROPOSAL #S.11: Approve to dis-apply pre-emption                           ISSUER          YES          FOR               FOR
rights on the Company's shares

PROPOSAL #S.12: Authorize the Company to offer a                           ISSUER          YES          FOR               FOR
Scrip Dividend Scheme

PROPOSAL #S.13: Authorize the Company to purchase own                      ISSUER          YES          FOR               FOR
 shares

PROPOSAL #S.14: Authorize the Company to make                              ISSUER          YES          FOR               FOR
donations to political parties

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.MODWEN PROPERTIES PLC
  TICKER:                N/A             CUSIP:     G61824101
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve to increase share capital from                      ISSUER          YES          FOR               FOR
 GBP 15,000,000 to GBP 25,000,000, issue equity with
and without rights up to GBP 7,958,697.70 [Firm
Placing and Placing and Open Offer] issue 79,586,977
new ordinary shares for cash at a price of 135 pence
per new ordinary share

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.MODWEN PROPERTIES PLC, BIRMINGHAM
  TICKER:                N/A             CUSIP:     G61824127
  MEETING DATE:          6/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Approve the share capital of the                            ISSUER          YES          FOR               FOR
Company increased from GBP 15,000,000 to GBP
25,000,000, by the creation of 100,000,000 ordinary
shares of 10 pence each identical to and ranking pari
 passu with the existing authorized but unissued
ordinary shares of 10 pence each in the capital of
the Company; b) authorize the Directors of the
Company [the Directors] for the purpose of Section 80
 of the Companies Act 1985 [the 1985 Act] to exercise
 all the powers of the Company to allot relevant
securities [within the meaning of Section 80(2) of
the 1985 Act] in connection with the firm placing and
 placing and open offer [as specified in the
prospectus of the Company dated 14 MAY 2009 of which
this notice forms part [the Prospectus]] up to an
aggregate nominal amount of GBP 7,958,697.70;
[Authority expires on 14 MAR 2010] [save that the
Company may before such expiry make any offer or
agreement which would or might require equity
securities to be allotted after such expiry and the
Directors may allot relevant securities in pursuance
of any such offer or agreement as if such power had
not expired]; (c) authorize the Directors pursuant to
 Section 95 of the 1985 Act to allot equity
securities [as specified in Section 94(2) of the 1985
 Act] for cash pursuant to the authority referred to
in Paragraph (b) above as if Section 89(1) of the
1985 Act did not apply to any such allotment,
provided that such power shall be limited to the
allotment of 79,586,977 new ordinary shares [as
specified in the Prospectus] pursuant to or in
connection with the firm placing and placing and open
 offer [as specified and on the basis set out in the
Prospectus); [Authority expire on 14 MAR 2010] [save
that the Company may before such expiry make any
offer or agreement which would or might require
equity securities to be allotted after such expiry
and the Directors may allot relevant securities in
pursuance of any such offer or agreement as if such
power had not expired]; and (d) approve the issue of
79,586,977 new ordinary shares [as specified in the
Prospectus] for cash on the terms set out in the
Prospectus for cash at a price of 135 pence per new
ordinary share [which represents a discount of
greater than 10% of the middle market price of the
shares [as specified in the Prospectus] at the time
of announcement of the firm placing and placing and

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ST.SHINE OPTICAL CO LTD
  TICKER:                N/A             CUSIP:     Y8176Z106
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 8 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 2
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B51.1: Elect Mr. Chen, Ming-Hsien                                ISSUER          YES          FOR               FOR
Shareholder No: 2 as a Director

PROPOSAL #B51.2: Elect Mr. Chou, Yu-jan Shareholder                        ISSUER          YES          FOR               FOR
No: 12 as a Director

PROPOSAL #B51.3: Elect Mr. Chen, Chi-Ta Shareholder                        ISSUER          YES          FOR               FOR
No: 6 as a Director

PROPOSAL #B51.4: Elect Mr. Chu, Ying-Chieh                                 ISSUER          YES          FOR               FOR
Shareholder No: 15 as a Director

PROPOSAL #B51.5: Elect Mr. Ku, Su-Mei Shareholder No:                      ISSUER          YES          FOR               FOR
 7 as a Director

PROPOSAL #B51.6: Elect Mr. Chu, Yu-I Shareholder No:                       ISSUER          YES          FOR               FOR
16 as a Director

PROPOSAL #B51.7: Elect Mr. Wang, Wai-Chun Shareholder                      ISSUER          YES          FOR               FOR
 No: 370 as a Director

PROPOSAL #B51.8: Elect Mr. Hsieh, Wen-Yu ID No:                            ISSUER          YES          FOR               FOR
N103218640 as a Director

PROPOSAL #B52.1: Elect Mr. Chen, Chin-Lung                                 ISSUER          YES          FOR               FOR
Shareholder No: 53 as a Supervisor

PROPOSAL #B52.2: Elect Mr. Hsieh, Yu-Yen Shareholder                       ISSUER          YES          FOR               FOR
No:8 as a Supervisor

PROPOSAL #B52.3: Elect Mr. Chou, Chih-Lung ID No:                          ISSUER          YES          FOR               FOR
E121255822 as a Supervisor

PROPOSAL #B.6: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STADA-ARZNEIMITTEL AG, BAD VILBEL
  TICKER:                N/A             CUSIP:     D76226113
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Submission of the adopted annual                             ISSUER          NO           N/A               N/A
financial statements and the consolidated annual
financial statements as at December 31, 2008,
together with the management report and the
consolidated management report with the explanatory
report of the Executive Board regarding the
statements pursuant to section 289, para. 4, section
315, para. 4 of the German Commercial Code
(Handelsgesetzbuch - HGB) as well as the report of
the Supervisory Board for the 2008 financial year.

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
annual balance sheet profits

PROPOSAL #3.: Resolution formally granting discharge                       ISSUER          NO           N/A               N/A
(Entlastung) to the members of the Executive Board
for the 2008 financial year

PROPOSAL #4.: Resolution formally granting discharge                       ISSUER          NO           N/A               N/A
(Entlastung) to the members of the Supervisory Board
for the 2008 financial year

PROPOSAL #5.: Appointment of the auditor for the 2009                      ISSUER          NO           N/A               N/A
 financial year

PROPOSAL #6.: Cancellation of the existing                                 ISSUER          NO           N/A               N/A
authorisation to acquire and dispose of own shares;
new resolution on the authorisation to acquire and
dispose of own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STALLERGENES SA, ANTONY
  TICKER:                N/A             CUSIP:     F17399118
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the                         ISSUER          YES          FOR               FOR
FYE on 31DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31DEC 2008

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
and distribution of dividends

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES        AGAINST           AGAINST
referred to in Article L. 225-38 of the Commercial

PROPOSAL #O.5: Appoint a new Board Member                                  ISSUER          YES          FOR               FOR

PROPOSAL #O.6: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
operate on the Company's shares

PROPOSAL #O.8: Appoint the temporary Statutory Auditor                     ISSUER          YES          FOR               FOR

PROPOSAL #E.9: Authorize to delegate the powers to                         ISSUER          YES          FOR               FOR
the Board of Directors to increase the share capital
by issuing shares and all other securities giving
immediately or ultimately to share capital, with
maintenance of preferential subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by issuing shares and all
other securities giving immediately or ultimately to
share capital, with cancellation of preferential
subscription rights but with the option of institute
a priority right for the benefit of shareholders

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the Company's share capital by incorporation
 of reserves, profits or amounts whose capitalization
 is permitted

PROPOSAL #E.12: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the share capital by issuing shares with
cancellation of preferential subscription rights,
within the limit of 10% of the capital, in payment of
 contributions in kind relating to equity securities
or securities giving access to capital of third party
 Companies

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase capital by issuing shares with cancellation
of preferential subscription rights, in the annual
limit of 15% of capital, through a private placement
reserved to qualified investors or to a restricted
circle of investors

PROPOSAL #E.14: Approve the limitation of the overall                      ISSUER          YES          FOR               FOR
 nominal amount of issues made under delegations
objects of the 9th, 10th, 12th and 13th Resolutions

PROPOSAL #E.15: Authorize the Board of Directors for                       ISSUER          YES          FOR               FOR
a period of 26 months to carry out capital increases
reserved for Employees belonging to a Company Savings
 Plan or group within the limit of a maximum nominal
amount of 0.5% of the capital

PROPOSAL #E.16: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
carry out a free allocation of shares for the benefit
 of managers and Employees of the Company or of its
affiliates

PROPOSAL #E.17: Approve the modification of the term                       ISSUER          YES          FOR               FOR
of the Board Member's mandate and amendment of
Article 15 of the Statutes

PROPOSAL #E.18: Grant authority, to reduce the share                       ISSUER          YES          FOR               FOR
capital by cancellation of treasury shares held by
the Company

PROPOSAL #E.19: Approve the powers for formalities                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STALPRODUKT SA, BOCHNIA
  TICKER:                N/A             CUSIP:     X9868D107
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Elect the Chairman                                           ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #4.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Appoint the Scrutiny Commission                              ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the Management's report on the                       ISSUER          NO           N/A               N/A
Company activity and the financial statement for 2008

PROPOSAL #7.: Approve the capital group's financial                        ISSUER          NO           N/A               N/A
statement for 2008

PROPOSAL #8.: Approve the Supervisory Board's report                       ISSUER          NO           N/A               N/A
for 2008

PROPOSAL #9.: Approve the duties' fulfilling by the                        ISSUER          NO           N/A               N/A
Members of Management Board

PROPOSAL #10.: Approve the duties' fulfilling by the                       ISSUER          NO           N/A               N/A
Members of the Supervisory Board

PROPOSAL #11.: Approve the remuneration for the                            ISSUER          NO           N/A               N/A
Members of Management Board

PROPOSAL #12.: Approve the profit for 2008                                 ISSUER          NO           N/A               N/A
distribution
PROPOSAL #13.: Other issues                                                ISSUER          NO           N/A               N/A

PROPOSAL #14.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STANDARD FOODS TAIWAN LTD
  TICKER:                N/A             CUSIP:     Y8151Z105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.4 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings; proposed stock dividend: 5
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STE DE LA TOUR EIFFEL
  TICKER:                N/A             CUSIP:     F92245103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the management report of the                        ISSUER          YES          FOR               FOR
Board of Directors, the Chairman's report, and the
Auditors report, approve the Company's financial
statements for the year 2008 as presented, showing
profits of EUR 28,180,742.00 accordingly, grant
discharge to the Directors for the performance of
their duties during the said FY

PROPOSAL #O.2: Approve the recommendations of the                          ISSUER          YES          FOR               FOR
Board of Directors and resolves that the income for
the FY be appropriated as follows: earnings for the
FY EUR 28,180,742.00, plus retained earnings: EUR
1,993,279.00, i.e. total: EUR 30,174,021.00 allocated
 to legal reserve: EUR 1,409,038.00, showing a
distributable balance: EUR 28,764,983.00, interim
dividend already paid EUR 17,820,390.00, i.e. EUR 3.5
 per share, decided by the Board of Directors EUR
10,944,593.00, dividend balance, i.e. EUR 1.5 per
share: EUR 7,789,504.50, the balance: EUR 3,155,0
88.50 to the retained earnings account. the dividend
payment will be carried out in cash or in shares a s
per the following conditions the option for the
dividend payment in shares will from 21 MAY 2009 to
04 JUN 2009 the new shares will be created with
dividend rights as of 01 JAN 2009 at the close of the
 subscription period, the shareholders will receive
the dividend payment in cash, on 12 JUN 2009;
authorize the Board of Directors to take all
necessary measures and accomplish all necessary
formalities as required by law, it is reminded that,
for the last 3 financial years, the dividends paid,
were as follows: EUR 6.00 for FY 2007, EUR 6.15 for

PROPOSAL #O.3: Approve the report of the Auditors,                         ISSUER          YES          FOR               FOR
consolidated financial statements for the said FY,
and the transactions mentioned in said report
concerning the group management included in the

PROPOSAL #O.4: Acknowledges Mr. Waterland's Walkout,                       ISSUER          YES        AGAINST           AGAINST
the shareholders' meeting the amount of the indemnity
 which may be granted to him, will be limited to a 2
year wage period

PROPOSAL #O.5: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Articles L 225-38
ET Sequence of the French Commercial Code; approve
the conclusions of said report and each of the
agreement referred to therein

PROPOSAL #O.6: Approve the shareholders meeting                            ISSUER          YES          FOR               FOR
resolves to award total annual fees of EUR 100,000.00
 to the Directors

PROPOSAL #O.7: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
trade in the Company's shares on the stock market,
subject to the conditions specified below: maximum
purchase price: EUR 90.00, maximum number of shares
to be acquired: 10% of the share capital, [Authority
expires after an 18-month period]; this delegation of
 powers supersedes any and all earlier delegations to
 the same effect

PROPOSAL #O.8: Appoint Mr. Renaud Haberkorn as a new                       ISSUER          YES          FOR               FOR
Director for a period of 3 years

PROPOSAL #E.9: Approve the general shareholders                            ISSUER          YES          FOR               FOR
meeting authorizes the reduction of the share capital
 which will be reduced from EUR 249,264,144.00 to EUR
 25,965, 015.00 this transaction will be realized by
reducing the par value o f each share from EUR 48.00
to EUR 5.00 the amount of the share capital
reduction, i.e. EUR 223,299,129.00 will be allocated
to the other reserves account the shareholders
meeting delegates all powers to the Board of
Directors to take all necessary measures and
accomplish all necessary formalities in order to
carry out the share capital reduction decided in the
present resolution within a maximum 3 month period as
 from the present meeting and to proceed with the

PROPOSAL #E.10: Authorize the Board of Directors, as                       ISSUER          YES          FOR               FOR
from the present meeting and in reference with the
Resolutions 12, 13, 14, 15 and 16 of the general
shareholders meeting of 29 MAR 2007, to increase the
share capital by issuing any securities

PROPOSAL #E.11: Authorize the Board of Directors, in                       ISSUER          YES          FOR               FOR
the frame of the Resolution 7 of the present meeting,
 to reduce the share capital, by cancelling the
shares held by the Company in connection with a Stock
 Repurchase Plan, up to a maximum of 10% of the share
 capital; [Authority expires after an 18-month
period] and to take all necessary measures and
accomplish all necessary formalities

PROPOSAL #E.12: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed By Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STE FONCIERE FINANCIERE ET DE PARTICIPATIONS SA FF
  TICKER:                N/A             CUSIP:     F38378109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the 2008 FY

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR
for the 2008 FY

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the renewal of Mr. Jean-                            ISSUER          YES        AGAINST           AGAINST
Philippe Peugeot's mandate as a Board Member

PROPOSAL #O.6: Approve the renewal of Mr. Thierry                          ISSUER          YES        AGAINST           AGAINST
Peugeot's mandate as a Board Member

PROPOSAL #O.7: Authorize the Board of Directors, for                       ISSUER          YES        AGAINST           AGAINST
the Company to buy its own shares

PROPOSAL #E.8: Grant authority for the cancellation                        ISSUER          YES          FOR               FOR
of shares

PROPOSAL #E.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
issue common shares and/or other warrants giving
access to the Company's capital or the awarding of a
debt security, with maintenance of preferential
subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue common shares and/or warrants giving access to
the Company's capital or the awarding of a debt
security, with cancellation of preferential
subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
increase the number of securities to be issued in
case of capital increase with or without preferential
 subscription rights in the context of over budget
options

PROPOSAL #E.12: Authorize the Board of Directors, in                       ISSUER          YES        AGAINST           AGAINST
case of issue of shares or warrants giving access to
capital with cancellation of preferential
subscription rights of shareholders, to fix the issue
 price in accordance with procedures established by
the general assembly within the limit of 10% of the
Company's capital

PROPOSAL #E.13: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
issue the Company's shares of contributions in kind
of equity securities or warrants giving access to

PROPOSAL #E.14: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to issue common shares and/or warrants giving
access to a Company's capital quota, with the
exception of the first security being a share, to
allocate debt securities to remunerate for any
exchange offer initiated by the Company

PROPOSAL #E.15: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
issue common shares and/or warrants giving access to
capital or the allocation of debt securities with
cancellation of preferential subscription rights for
the benefit of categories of persons

PROPOSAL #E.16: Approve the attendance allowances                          ISSUER          YES          FOR               FOR

PROPOSAL #E.17: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
allow a capital increase reserved for employees

PROPOSAL #E.18: Powers for formalities                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STE VIRBAC SA, CARROS
  TICKER:                N/A             CUSIP:     F97900116
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR

PROPOSAL #O.2: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.3: Approve the distribution of profits                         ISSUER          YES          FOR               FOR

PROPOSAL #O.4: Approve the regulated agreements                            ISSUER          YES          FOR               FOR

PROPOSAL #O.5: Approve the commitments referred to in                      ISSUER          YES          FOR               FOR
 Article L.225-90-1 of the Commercial Code concerning
 Mr. Eric Maree

PROPOSAL #O.6: Approve the commitments referred to in                      ISSUER          YES          FOR               FOR
 Article L.225-90-1 of the Commercial Code concerning
 Mr. Pierre Pages

PROPOSAL #O.7: Approve the commitments referred to in                      ISSUER          YES          FOR               FOR
 Article L.225-90-1 of the Commercial Code concerning
 Mr. Christian Karst

PROPOSAL #O.8: Approve the attendance allowances                           ISSUER          YES          FOR               FOR

PROPOSAL #O.9: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
repurchase Company's shares

PROPOSAL #E.10: Authorize the Board of Directors to                        ISSUER          YES        AGAINST           AGAINST
proceed with the share performance

PROPOSAL #E.11: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
increase the capital by creation of cash shares, with
 cancellation of preferential subscription rights of
shareholders for the benefit of employees belonging
to a Company Saving Plan referred to in Article
L.225-129-6 of the Commercial Code

PROPOSAL #E.12: Powers                                                     ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STELLA INTL HLDGS LTD
  TICKER:                N/A             CUSIP:     G84698102
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
its subsidiaries and the reports of the Directors
[Directors] and the Auditors [Auditors] of the
Company for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008

PROPOSAL #3.I: Re-elect Mr. Chen Johnny as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #3.II: Re-elect Mr. Shih Takuen, Daniel as                        ISSUER          YES        AGAINST           AGAINST
an Executive Director

PROPOSAL #3.III: Re-elect Mr. Shieh Tung- Pi, Billy                        ISSUER          YES          FOR               FOR
as an Executive Director

PROPOSAL #3.IV: Re-elect Mr. Ng Hak Kim as an                              ISSUER          YES          FOR               FOR
Independent Non-Executive Director

PROPOSAL #3.V: Authorize the Board [Board] of                              ISSUER          YES          FOR               FOR
Directors to fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors for the year ending 31 DEC 2009 and
authorize the Board to fix their remuneration

PROPOSAL #5.: Authorize the Directors, pursuant to                         ISSUER          YES        AGAINST           AGAINST
the Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited and all other
applicable laws, to allot, issue and deal with
additional shares [Shares] of HKD 0.10 each in the
share capital of the Company and make or grant
offers, agreements and options [including warrants,
bonds and debentures convertible into shares] during
and after the relevant period, not exceeding the
aggregate of 20% of the aggregate nominal amount of
the issued share capital of the Company; otherwise
than pursuant to i) a rights issue; or ii) the
exercise of options granted under the Long Term
Incentive Scheme or similar arrangement adopted by
the Company from time to time; or iii) any scrip
dividend or similar arrangements providing for
allotment and issue of shares in lieu of the whole or
 part of a dividend on shares in accordance with the
Articles of Association [Articles of Association] of
the Company and other relevant regulations in force
from time to time; or iv) any issue of shares upon
the exercise of rights of subscription or conversion
under the terms of any warrants of the Company or any
 securities which are convertible into Shares;
[Authority expires the earlier of the conclusion of
the next AGM of Company; or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association or any

PROPOSAL #6.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares [Shares] of HKD 0.10 each in the
 share capital of the Company during the relevant
period, on the Stock Exchange of Hong Kong Limited
[Stock Exchange] or any other stock exchange on which
 Shares may be listed and recognized by the
Securities and Futures Commission of Hong Kong [SFC]
and the stock exchange for such purpose, and subject
to and in accordance with the rules and regulations
of the SFC, the Stock Exchange, the Companies Law,
Chapter 22 [Law 3 of 1961, as consolidated and
revised] of the Cayman Islands and all other
applicable laws as amended from time to time in this
regard, not exceeding 10% of the aggregate nominal
amount of the issued share capital of the Company;
[Authority expires the earlier of the conclusion of
the next AGM of Company; or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association or any

PROPOSAL #7.: Approve, conditional upon the passing                        ISSUER          YES        AGAINST           AGAINST
of Resolutions 5 and 6, to extend the general mandate
 granted to the Directors to allot, issue and deal
with additional shares pursuant to Resolution 5, by
an amount representing the aggregate nominal amount
of the share capital repurchased pursuant to
Resolution 6, provided that such amount does not
exceed 10% of the aggregate nominal amount of the
issued share capital of the Company at the date of
passing the Resolution 6

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STERLING BIOTECH LTD
  TICKER:                N/A             CUSIP:     Y8169V161
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance                        ISSUER          YES          FOR               FOR
sheet as at 31 DEC 2008 and the profit and loss
account for the YE on that date along with the
reports of the Board of Directors and the Auditors

PROPOSAL #2.: Declare a dividend                                           ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint Mr. V. D. Joshi as a Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #4.: Appoint Mr. P. B. Metha as a Director,                       ISSUER          YES          FOR               FOR
who retires by rotation

PROPOSAL #5.: Appoint the Auditors to hold office                          ISSUER          YES          FOR               FOR
from the conclusion of this AGM till the conclusion
of the next AGM and to fix their remuneration

PROPOSAL #S.6: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 Sections 269, 198, 309, 310, 311 and all other
applicable provisions of the Companies act, 1956 [the
 Act] [including any statutory modifications or re-
enactments thereof for the time being in force]
approval of the Company accorded to the appointment
of Mr. Chetan J. Sandesara, Director of the Company
as joint Managing Director of the Company for a
period of 5 years with effect from 15 JUL 2008 on a
salary of INR 2,00,000 per month in the scale of INR
2,00,000- INR 75,000 -INR 9,00,000 per month; the
perquisites [including allowances] payable or
allowable and commission / performance linked
incentive to the joint Managing Director be as
specified; in the event of inadequacy or absence of
profits in any FY, Mr. Chetan Sandesara, Joint
Managing Director shall be paid the above
remuneration as minimum remuneration for a period not
 exceeding 3 years, by way of salary, allowances,
perquisites and other allowances and benefits as
specified above subject to receipt of the requisite
approvals, if any; authorize the Board of Directors
of the Company for the purpose of giving effect to
this resolution, [which term shall be deemed to
include any duly authorized committee thereof, for
the time being exercising the powers conferred on the
 Board by this resolution] to do all such acts,
deeds, matters and things as it may, in its absolute
discretion deem necessary, proper or desirable and to
 settle any questions, difficulties or doubts that

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STHREE PLC
  TICKER:                N/A             CUSIP:     G8499E103
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts for the                         ISSUER          YES          FOR               FOR
FYE 30 NOV 2008

PROPOSAL #2.: Approve to declare and pay a final                           ISSUER          YES          FOR               FOR
dividend of 8.0p per share

PROPOSAL #3.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the FYE 30 NOV 2008

PROPOSAL #4.: Re-elect Sir Anthony Cleaver as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Elect Mr. Gary Elden as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #6.: Elect Mr. Alex Smith as a Director                           ISSUER          YES          FOR               FOR

PROPOSAL #7.: Elect Mr. Nadhim Zahawi as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as Auditors

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors' remuneration

PROPOSAL #10.: Authorize the Company to make                               ISSUER          YES          FOR               FOR
political donations and incur political expenditure

PROPOSAL #11.: Approve the offers to Employees of                          ISSUER          YES          FOR               FOR
minority interests in certain subsidiaries of the
Company

PROPOSAL #12.: Approve the SAYE Scheme                                     ISSUER          YES          FOR               FOR

PROPOSAL #13.: Approve the SIP                                             ISSUER          YES          FOR               FOR

PROPOSAL #14.: Authorize the Directors to allot shares                     ISSUER          YES          FOR               FOR

PROPOSAL #S.15: Authorize the Directors to disapply                        ISSUER          YES          FOR               FOR
statutory pre-emption rights

PROPOSAL #S.16: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.17: Approve to convene a general meeting                       ISSUER          YES          FOR               FOR
on 14 days

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STORM EXPL INC
  TICKER:                N/A             CUSIP:     86217P102
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of Directors                       ISSUER          YES          FOR               FOR
for the ensuing year at 8

PROPOSAL #2.: Elect the Directors of the Corporation                       ISSUER          YES        ABSTAIN           AGAINST
for the ensuing year as specified

PROPOSAL #3.: Appoint PricewaterhouseCoopers LLP,                          ISSUER          YES          FOR               FOR
Charted Accountants, as the Auditors of the
Corporation and authorize the Directors to fix their
remuneration

PROPOSAL #4.: Transact any other business                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STRAITS ASIA RESOURCES LTD
  TICKER:                N/A             CUSIP:     Y81705108
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors report                       ISSUER          YES          FOR               FOR
and the audited accounts of the Company for the YE 31
 DEC 2008 together with the Auditors report thereon

PROPOSAL #2.: Declare a final dividend of 2.18 US                          ISSUER          YES          FOR               FOR
cents per share [equivalent to approximately
Singapore 3.30 cents per share], tax exempt for the
YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Milan Jerkovic as a                             ISSUER          YES          FOR               FOR
Director of the Company, who retires pursuant to
Articles 94 and 100 of the Company's Articles of
Association

PROPOSAL #4.: Re-elect Dr Chua Yong Hai as a Director                      ISSUER          YES          FOR               FOR
 of the Company, who retires pursuant to Articles 94
and 100 of the Company's Articles of Association

PROPOSAL #5.: Approve the payment of Directors fees                        ISSUER          YES          FOR               FOR
of up to SGD 400,000 payable by the Company for the
YE 31 DEC 2009

PROPOSAL #6.: Re-appoint Messrs                                            ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Company's Auditors and
authorize the Directors to fix their remuneration

PROPOSAL #7.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Section 161 of the Companies Act,
Chapter 50 [''CA''] and the rule guidelines and
measures issued by the Singapore Exchange Securities
Trading Limited [the SGX-ST]: (i) issue shares in the
 capital of the Company [''shares'']; or (ii)
convertible securities; or (iii) additional
convertible securities issued pursuant to
adjustments; or (iv) shares arising from the
conversion of the securities in (ii) and (iii) above,
 [whether by way of rights, bonus or otherwise or in
pursuance of any offer, agreement or option made or
granted by the Directors during the continuance of
this authority or thereafter] at any time and upon
such terms and conditions and for such purposes and
to such persons as the Directors may in their
absolute discretion deem fit [notwithstanding the
authority conferred by this resolution may have
ceased to be in force], provided that: the aggregate
number of shares to be issued pursuant to this
resolution [including shares to be issued in
pursuance of convertible securities made or granted
pursuant to this resolution does not (i) in the case
of a renounceable rights issue, exceed 100% of the
total number of issued shares [excluding treasury
shares] in the capital of the Company [as calculated
in accordance with sub-paragraph (2) below] [''Issued
 Shares'']; and (ii) in all other cases, exceed 50%
of the total number of Issued shares provided that
the aggregate number of shares to be issued other
than on a pro rata basis to shareholders of the
Company [including shares to be issued in pursuance
of convertible securities made or granted pursuant to
 this resolution] does not exceed 20% of the total
number of issued shares; [subject to such manner of
calculation as may be prescribed by the SGX-ST] for
the purpose of determining the aggregate number of
shares that may be issued under sub-paragraph (1)
above, the percentage of Issued Shares shall be based
 on the total number of issued shares [excluding
treasury shares]in the capital of the Company at the
time this Resolution is passed, after adjusting for:
(i) new shares arising from the conversion or
exercise of any convertible securities; (ii) [where
applicable] new shares arising from exercising share
options or vesting of share awards outstanding or
subsisting at the time of the passing of this
Resolution, provided the options or awards were
granted in compliance with the Listing Manual; and
(iii) any subsequent bonus issue, consolidation or
subdivision of shares; 3) in exercising the authority
 conferred by this Resolution, the Company shall
comply with the rules, guidelines and measures issued
 by the SGX-ST for the time being in force [unless
such compliance has been waived by the SGX-ST] and
the Articles of Association for the time being of the
 Company; [Authority expires whichever is earlier of
the next AGM of the Company or the date by which the

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to the share issue mandate in Resolution 7
above being obtained to issue new shares in the
capital of the Company other than on a pro-rata basis
 to shareholders of the Company at an issue price per
 new share which shall be determined by the Directors
 in their absolute discretion provided that such
price shall not represent more than a 20% discount to
 the weighted average price per share determined in
accordance with the requirements of the SGX-ST

PROPOSAL #9.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Section 161 of the CA, to offer and
grant option under the rules of the straits employee
share option plan [''Option Plan''] and to issue from
 time to time such number of shares in the capital of
 the Company as may be required to be issued pursuant
 to the exercise of the options granted under the
Option Plan, and that such shares may be issued
notwithstanding this authority has ceased to be in
force so long as the shares are issued pursuant to an
 offer or grant of options made while this authority
was in force, provided always that the aggregate
number of shares to be issued under this Option Plan
and all other share option, share incentive,
performance share or restricted share plans

PROPOSAL #10.: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Section 161 of the CA, to allot and issue from time
to time such number of shares in the capital of the
Company as may be required to be issued pursuant to
the Straits Executive Shares Acquisition Plan,
provided always that the aggregate number of shares
to be issued pursuant to the Acquisition Plan and all
 other share option, share incentive, performance
share or restricted share plans implemented by the
Company shall not 15% of the issued shares in the
capital of the Company excluding treasury shares for
the time being

PROPOSAL #11.: Approve, for the purposes of Chapter 9                      ISSUER          YES          FOR               FOR
 of the Listing Manual, to renew the mandate for the
Company and its subsidiaries, or any of them to enter
 into any of the transactions falling within the
types of Interested Person Transactions as specified
in the Company's addendum to shareholders dated 06
APR 2009 being an addendum to the Annual Report of
the Company for the FYE 31 DEC 2008 [the
''Addendum''] with any party who falls within the
class of Interested Persons described in the
Addendum, provided that such transactions are carried
 out in the normal course of business, at arms length
 and on commercial terms and in accordance with the
guidelines of the Company for Interested Person
Transactions as specified in the Addendum [the
Shareholders Mandate]; and authorize the Directors to
 complete and do all such acts and things [including
executing all such documents as may be required] they
 may consider necessary, desirable or expedient to
give effect to the Shareholder's Mandate; [Authority
expires the earlier of the next AGM of the Company or
 the date by which the next AGM of the Company is

PROPOSAL #12.: Authorize the Directors to allot and                        ISSUER          YES          FOR               FOR
issue up to 500,000 ordinary shares in the capital of
 the Company to Mr. Richard Ong Chui Chat [the Chief
Executive Officer and an Executive Director of the
Company] in accordance with the terms specified in
the Addendum; and to do all things necessary or
appropriate to give effect to this Resolution as he
may deem fit

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                STRAITS RESOURCES LTD, WEST PERTH WA
  TICKER:                N/A             CUSIP:     Q8785Z108
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve, for the purpose of                       ISSUER          YES          FOR               FOR
ASX Listing Rule 7.4 and for all other purposes, the
prior issue of 33,500,000 Convertible Unsecured Notes
 for AUD 48.575 million to Standard Chartered Private
 Equity Limited on 02 FEB 2009 and the maximum number
 of shares that may be required to be issued on
conversion under the Convertible Note Subscription
Agreement on the terms as specified

PROPOSAL #2.: Approve, for the purpose the ASX                             ISSUER          YES          FOR               FOR
Listing Rule 7.1 and all other purposes, the proposed
 issue of 21,500,000 Convertible Unsecured Notes for
AUD 31.175 million to Standard Chartered Private
Equity Limited and the maximum number of shares that
may be required to be issued on conversion under the
Convertible Note Subscription Agreement on the terms

PROPOSAL #3.: Elect Mr. William Edward Alastair                            ISSUER          YES          FOR               FOR
Morrison as a Director of the Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUBSEA 7 INC.
  TICKER:                N/A             CUSIP:     G8549P108
  MEETING DATE:          5/8/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's financial                              ISSUER          YES          FOR               FOR
statements for the FYE 31 DEC 2008

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's Auditors for FY 2009

PROPOSAL #3.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the remuneration to the Company's Auditors for 2008

PROPOSAL #4.1: Re-elect Mr. Kristian Siem as a                             ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #4.2: Re-elect Mr. Arild Schultz as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.3: Re-elect Mr. Michael Delouche as a                          ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #5.: Authorize the Board of Directors to fix                      ISSUER          YES          FOR               FOR
 the remuneration to the Company's Directors

PROPOSAL #6.: Approve and ratify the actions of the                        ISSUER          YES          FOR               FOR
Directors and Officers of the Company

PROPOSAL #7.: Approve and ratify the establishment of                      ISSUER          YES        AGAINST           AGAINST
 a new Company Restricted Stock Award Plan

PROPOSAL #8.: Approve and ratify, subject to the                           ISSUER          YES        AGAINST           AGAINST
Resolution 7, the granting of awards of restricted
shares under the new Company Restricted Stock Award
Plan

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from USD 2,000,000.00
divided into 200,000,000 Common Shares of a nominal
or par value of USD 0.01 each to USD 3,000,000.00
divided into 300,000,000 Common Shares of a nominal
or par value of USD 0.01 each by the creation of an
additional 100,000,000 shares of a nominal or par
value of USD 0.01 each

PROPOSAL #10.: Amend and restate, subject to the                           ISSUER          YES          FOR               FOR
approval of Resolution 9, the Company's Memorandum
and Articles of Association in their entirety in
order to have one composite set of constitutive
documents that are available to the Company and that
reflect the changes effected by the adoption of

PROPOSAL #11.: Transact such other business                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUN HUNG KAI & CO LTD
  TICKER:                N/A             CUSIP:     Y82415103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditor for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.a: Re-elect Mr. Fevzi Timucin Engin as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.b: Re-elect Mr. Joseph Tong Tang as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.c: Re-elect Mr. Patrick Lee Seng Wei as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.d: Re-elect Mr. Alan Stephen Jones as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.e: Approve to fix the Directors' fees                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board of Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company                      ISSUER          YES        AGAINST           AGAINST
 [the Directors] during the Relevant Period [as
hereinafter defined] of all the powers of the Company
 to allot, issue and deal with additional shares of
the Company the Shares] or securities convertible
into Shares, or options, warrants or similar rights
to subscribe for any Shares, and to make or grant
offers, agreements and options which might require
the exercise of such powers, be and is hereby
generally and unconditionally approved; the aggregate
 number of Shares allotted or agreed conditionally or
 unconditionally to be allotted [whether pursuant to
an option or otherwise] by the Directors pursuant to
the approval given in paragraph (a) of this
Resolution, otherwise than pursuant to: i) a Rights
Issue [as hereinafter defined]; ii) the exercise of
the rights of subscription or conversion attaching to
 any warrants issued by the Company or any securities
 which are convertible into Shares; iii) the exercise
 of any options granted under any option scheme or
similar arrangement for the time being adopted for
the granting or issue to the officers and/or
employees of the Company and/or any of its
subsidiaries of any options to subscribe for, or
rights to acquire Shares; or iv) any scrip dividend
or similar arrangement providing for the allotment of
 Shares in lieu of the whole or part of a dividend on
 Shares in accordance with the Articles of
Association of the Company from time to time; shall
not exceed 20% of the aggregate number of Shares in
issue at the date of passing this Resolution and the
said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of
the next AGM or the expiration of the period within
which the next AGM is to be held by Articles of
Association of the Company or any applicable law to

PROPOSAL #5.B: Authorize the Directors during the                          ISSUER          YES          FOR               FOR
Relevant Period [as hereinafter defined] of all the
powers of the Company to repurchase Shares and
outstanding warrants of the Company [the Warrants] on
 The Stock Exchange of Hong Kong Limited [the Stock
Exchange] or on any other stock exchange on which the
 Shares and Warrants may be listed and recognized for
 this purpose by the Securities and Futures
Commission of Hong Kong and the Stock Exchange,
subject to and in accordance with all applicable laws
 and regulations, be and is hereby generally and
unconditionally approved; the aggregate number of
Shares and Warrants which may be repurchased by the
Company pursuant to paragraph (a) of this Resolution
during the Relevant Period shall not exceed 10% of
the aggregate number of Shares in issue at the date
of the passing of this Resolution and 10% of the
Warrants at the date of the passing of this
Resolution respectively, and the approval granted
under paragraph (a) of this Resolution shall be
limited accordingly; [Authority expires the earlier
of the conclusion of the next AGM or the expiration
of the period within which the next AGM is to be held
 by Articles of Association of the Company or any

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions A and B above, the general mandate
granted to the Directors to exercise the powers of
the Company to allot, issue or otherwise deal with
the securities pursuant to Resolution A above be and
is hereby extended by the addition thereto the number
 of such Shares and Warrants repurchased by the
Company under the authority granted pursuant to
Resolution B above, provided that such number shall
not exceed 10% of the aggregate number of Shares in
issue at the date of the passing of this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SUPER DE BOER N.V.
  TICKER:                N/A             CUSIP:     N8414K103
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Annual report and report of the Board                        ISSUER          NO           N/A               N/A
of Management and of the Supervisory Board over the
FY 2008

PROPOSAL #3.: Adopt the financial statements 2008                          ISSUER          YES          FOR               FOR

PROPOSAL #4.: Grant discharge to the Member of the                         ISSUER          YES          FOR               FOR
Board of Management from liability for his management
 during the past FY

PROPOSAL #5.: Grant discharge to the Member of the                         ISSUER          YES          FOR               FOR
Supervisory Board, including the Member who resigned
during 2008, from liability for their supervision
during the past FY

PROPOSAL #6.: Amend the Articles of Association of                         ISSUER          YES          FOR               FOR
Super de Boer N.V. as specified

PROPOSAL #7.: Grant 160,000 options to Mr. J.G.B.                          ISSUER          YES        AGAINST           AGAINST
Brouwer; the options have an exercise price of EUR
2.23, vest on 06 NOV 2011 [or directly in the event
of a change of control] and have a 4 year term

PROPOSAL #8.A: Approve to extend the appointment of                        ISSUER          YES          FOR               FOR
the Board of Management as the corporate body by 15
months as of the date of the present general meeting,
 therefore ending 14 AUG 2010 the appointment is
requested for 10% of the issued capital at the date
of this general meeting

PROPOSAL #8.B: Approve to extend the appointment of                        ISSUER          YES          FOR               FOR
the Board of Management as the corporate body to
restrict or exclude pre-emption rights by 15 months
as of the date of the present general meeting,
therefore ending 14 AUG 2010; the appointment is
requested for 10% of the issued capital at the date
of this general meeting

PROPOSAL #9.: Approve to extent the authorization of                       ISSUER          YES          FOR               FOR
the Board of Management up to and including 14 NOV
2009 to acquire, by all means of acquisition of
title, fully paid up shares or depositary receipts
thereof in the share capital of Super de Boer N.V.,
up to the maximum [i.e. 10%] of the issued capital]
permitted by the current Articles of Association for
a consideration which must at least be nil and may
not exceed the average closing price of shares Super
de Boer N.V. at Euronext Amsterdam during 5
consecutive days preceding the day of repurchase
increased with 10% it is proposed to the General
Meeting to extend that authority of the Board of
Management to acquire up to the maximum of 10% of the
 issued capital by 18 months, as of the date of the
present General Meeting, therefore ending 14 NOV
2010; it goes without saying that the Board of
Management will not use the present authorization and
 repurchase shares until Super de Boer N.V.'s equity
exceeds the legal level of Article 2:98 Paragraph 2

PROPOSAL #10.: Appoint KPMG Accountants N.V. as the                        ISSUER          YES          FOR               FOR
Auditor to audit the Company's annual accounts for
the current FY

PROPOSAL #11.: Other business                                              ISSUER          NO           N/A               N/A

PROPOSAL #12.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SVG CAPITAL PLC, LONDON
  TICKER:                N/A             CUSIP:     G8600D101
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and accounts                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve the remuneration report                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Mr. Lynn Fordham                                       ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Charles Sinclair                                ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Denis Raeburn                                   ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Anthony Habgood                                 ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-elect Mr. Edgar Koning                                    ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-appoint Ernst and Young LLP as the                        ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #10.: Grant authority for the issue of                            ISSUER          YES          FOR               FOR
equity with pre-emptive rights up to aggregate
nominal amount of GBP 3,104,079 in connection with
SVG Capital plc Executive Share Option Plan 2001 and
SVG Capital 2007 Performance Share Plan otherwise up

PROPOSAL #S.11: Approve, subject to the passing of                         ISSUER          YES          FOR               FOR
Resolution 10, to issue equity without pre-emptive
rights up to GBP 3,104,079 in connection with the SVG
 Capital plc Executive Share Option Plan 2001 and the
 SVG Capital 2007 Performance Share Plan as specified

PROPOSAL #S.12: Grant authority to purchase                                ISSUER          YES          FOR               FOR
46,530,148 ordinary shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWISS PRIME SITE AG, OLTEN
  TICKER:                N/A             CUSIP:     H8403W107
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          YES          FOR               FOR
accounts of Swiss Prime Site and accounts of the
Group 2008, as well as acceptance of the report of
the Auditors

PROPOSAL #2.: Grant discharge of the Management for                        ISSUER          YES          FOR               FOR
the business year 2008

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit

PROPOSAL #4.1: Re-elect Dr. Rudolf Huber as a Board                        ISSUER          YES          FOR               FOR
of Director

PROPOSAL #4.2: Elect KPMG AG, Zurich as the Auditor                        ISSUER          YES          FOR               FOR

PROPOSAL #4.3: Elect the BDO Visura Zurich as a                            ISSUER          YES          FOR               FOR
special Auditor

PROPOSAL #5.: Approve the reduction of the share                           ISSUER          YES          FOR               FOR
capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWISSQUOTE GROUP HOLDING SA, GLAND
  TICKER:                N/A             CUSIP:     H8403Y103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SWISSQUOTE GROUP HOLDING SA, GLAND
  TICKER:                N/A             CUSIP:     H8403Y103
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the business report                          ISSUER          NO           N/A               N/A
2008, included the annual report, the annual
financial statements and the consolidated financial

PROPOSAL #2.: Receive the reports of the Auditors and                      ISSUER          NO           N/A               N/A
 of the Group Auditors for the business year 2008

PROPOSAL #3.1: Approve the annual report, the annual                       ISSUER          YES          FOR               FOR
financial statements and the consolidated financial
statements for the business year 2008

PROPOSAL #3.2: Approve the resolution for the                              ISSUER          YES        AGAINST           AGAINST
appropriation of the net profit

PROPOSAL #3.3: Grant discharge to the Board of                             ISSUER          YES          FOR               FOR
Directors and the Management

PROPOSAL #4.1.A: Re-election Mr. Mario Fontana to the                      ISSUER          YES          FOR               FOR
 Board of Directors

PROPOSAL #4.1.B: Re-elect Mr. Paule E. Otth to the                         ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.C: Re-elect Mr. Markus Dennler to the                        ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.1.D: Re-elect Mr. Martin M. Naville to                         ISSUER          YES          FOR               FOR
the Board of Directors

PROPOSAL #4.1.E: Re-elect Mr. Adrian Bult to the                           ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.2: Re-elect Pricewaterhousecoopers SA,                         ISSUER          YES          FOR               FOR
Pully as the Auditors

PROPOSAL #5.1: Amend Article 10 of the privilege to                        ISSUER          YES          FOR               FOR
put anything on the agenda

PROPOSAL #5.2: Amend the Article 9 Paragraph 3 of the                      ISSUER          YES          FOR               FOR
 privilege to call a General Meeting

PROPOSAL #5.3: Amend the Article 12 Paragraph 5 of                         ISSUER          YES          FOR               FOR
the realization of votes and elections

PROPOSAL #5.4: Amend the Article 20 to 22 concerning                       ISSUER          YES          FOR               FOR
the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYMRISE AG, HOLZMINDEN
  TICKER:                N/A             CUSIP:     D827A1108
  MEETING DATE:          5/11/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 90,385,622.94 as follows:
 payment of a dividend of EUR 0.50 per no-par share
EUR 31,298,972.94 shall be carried forward ex-
dividend and payable date: 12 MAY 2009

PROPOSAL #3.: Ratification of the acts of the board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009 FY                      ISSUER          NO           N/A               N/A
 and for the interim financial statements: KPMG AG,
Hanover

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the existing authorization to acquire own
 shares shall be revoked when the below authorization
 comes into effect the Company shall be authorized to
 acquire own shares of up to 10% of its share capital
 through the stock exchange, at a price not deviating
 more than 5% from the market price of the shares, or
 by way of a public repurchase offer to all
shareholders, at a price not deviating more than 10%
from the market price of the shares, on or before 31
OCT 2010, the Board of Managing Directors shall be
authorized, with the consent of the Supervisory
Board, to dispose of the shares in a manner other
than through the stock exchange or by way of a public
 offer to all shareholders against payment in cash if
 the shares are sold at a price not materially below
their market price, to use the shares for acquisition
 purposes, and to retire the shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYNCMOLD ENTERPRISE CORP
  TICKER:                N/A             CUSIP:     Y8320D100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: Report the status of Investment Plan                        ISSUER          NO           N/A               N/A
in Mainland China

PROPOSAL #1.4: Report the status of lending funds to                       ISSUER          NO           N/A               N/A
other parties

PROPOSAL #1.5: Report the status of endorsement                            ISSUER          NO           N/A               N/A
guarantee provided of 2008

PROPOSAL #1.6: Report of revised rules of procedure                        ISSUER          NO           N/A               N/A
for Board of Directors meeting

PROPOSAL #1.7: Report the execution status of merger                       ISSUER          NO           N/A               N/A
with Fulfil Tech. Company Limited issue

PROPOSAL #2.1: Approve the 2008 financial report                           ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Approve the 2008 earning distributions                      ISSUER          YES          FOR               FOR
 [cash dividend TWD 3 per share]

PROPOSAL #3.1: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #3.2: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee provided

PROPOSAL #3.3: Elect 2 Additional Directors and 1                          ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.4: Approve to release the Directors                            ISSUER          YES          FOR               FOR
elected from non competition restrictions

PROPOSAL #4.: Extemporary motions                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYNEAR FOOD HLDGS LTD
  TICKER:                N/A             CUSIP:     G8648Q106
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and the audited accounts of the Company for the FYE
31 DEC 2008 together with the Auditors' report thereon

PROPOSAL #2.a: Re-elect Mr. Li Wei as a Director,                          ISSUER          YES        AGAINST           AGAINST
retiring pursuant to Bye-Law 86[1] of the Company's
Bye Laws

PROPOSAL #2.b: Re-elect Mr. Chan Wai Meng as a                             ISSUER          YES        AGAINST           AGAINST
Director, retiring pursuant to Bye-Law 86[1] of the
Company's Bye-Laws

PROPOSAL #3.: Approve the payment of Directors' fees                       ISSUER          YES          FOR               FOR
of SGD 210,000 for the FYE 31 DEC 2009, to be paid
quarterly in arrears at SGD 52,500 per quarter

PROPOSAL #4.: Re-appoint Messrs. Grant Thornton as                         ISSUER          YES          FOR               FOR
the Company's Auditors and authorize the Directors to
 fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Rule 806 of the Listing Manual of the
Singapore Exchange Securities Trading Limited (SGX-
ST) and notwithstanding the provisions of the
Company's Bye- Laws, to: i) issue shares in the
capital of the Company (the Shares) (whether by way
of rights, bonus or otherwise); and/or ii) make or
grant offers, agreements or options that may or would
 require Shares to be issued, including but not
limited to the creation and issue of (as well as
adjustments to) warrants, debentures or other
instruments convertible into Shares (collectively,
the Instruments), (notwithstanding that the authority
 conferred by paragraph 1 of this resolution may have
 ceased to be in force) issue shares in pursuance of
any instrument made or granted by the Directors while
 this resolution was in force, at any time and from
time to time upon such terms and conditions, whether
for cash or otherwise, and for such purposes and to
such persons as the Directors may think fit for the
benefit of the Company, provided that: ') the
aggregate number of Shares to be issued pursuant to
this resolution (including Shares to be issued in
pursuance of Instruments made or granted pursuant to
this resolution and including Shares which may be
issued pursuant to any adjustments (Adjustments)
effected under any relevant instrument, which
Adjustment shall be made in compliance with the
provisions of the Listing Manual of the SGX-ST for
the time being in force (unless such compliance has
been waived by the SGX-ST) and the Bye-Laws for the
time being of the Company) does not exceed 50% of the
 total number of issued Shares excluding treasury
shares of the Company (as calculated in accordance
with sub-paragraph b. below), of which the aggregate
number of Shares to be offered other than on a pro
rata basis to shareholders of the Company (including
Shares to be issued in pursuance of Instruments made
or granted pursuant to this resolution) does not
exceed 20% of the total number of issued Shares
excluding treasury shares of the Company (as
calculated in accordance with sub-paragraph b.
below); b.) for the purpose of determining the
aggregate number of Shares that may be issued under
sub-paragraph ' above, the percentage of the total
number of issued Shares excluding treasury shares
shall be calculated based on the total number of
issued Shares excluding treasury shares of the
Company at the time of the passing of this
resolution, after adjusting for: i) new Shares
arising from the conversion or exercise of any
convertible securities; ii) new Shares arising from
exercise of share options or vesting of share awards
outstanding or subsisting at the time of the passing
of this resolution, provided that options or awards
were granted in compliance with Part VIII of Chapter
8 of the Listing Manual of the SGX-ST; and iii) any
subsequent bonus issue, consolidation or subdivision
of Shares; c.) in exercising the authority conferred
by this resolution, the Company shall comply with the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYNTHOS S.A., OSWIECIM
  TICKER:                N/A             CUSIP:     X9803F100
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the statement of the meeting's                       ISSUER          NO           N/A               N/A
legal validity

PROPOSAL #3.: Approve the agenda                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Receive the Supervisory Board's                              ISSUER          NO           N/A               N/A
evaluation on the Management's Board report on
Company activity the financial statement for 2008,
the report on capital Group activity, the
consolidated financial statement for 2008

PROPOSAL #5.A: Approve the Management's report on                          ISSUER          NO           N/A               N/A
Company activities in 2008

PROPOSAL #5.b: Approve the financial statement for                         ISSUER          NO           N/A               N/A
2008
PROPOSAL #5.C: Approve the consolidated financial                          ISSUER          NO           N/A               N/A
statement for 2008, the report on capital Group
activity in 2008

PROPOSAL #5.D: Approve the profit for 2008                                 ISSUER          NO           N/A               N/A
distribution
PROPOSAL #5.E: Approve the duties' fulfilling by the                       ISSUER          NO           N/A               N/A
Members of Management Board

PROPOSAL #5.F: Approve the duties' fulfilling by the                       ISSUER          NO           N/A               N/A
Members of Supervisory Board

PROPOSAL #6.: Approve the changes among the                                ISSUER          NO           N/A               N/A
Supervisory Board Members

PROPOSAL #7.: Closing of the meeting                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                SYSTEX CORP
  TICKER:                N/A             CUSIP:     Y8345P104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business and financial                             ISSUER          NO           N/A               N/A
operations

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of joint-venture in                              ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #A.5: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.6: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR
and consolidated financial statements

PROPOSAL #B.2: Approve the distribution of 2008                            ISSUER          YES          FOR               FOR
profits or offsetting deficit

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                T.JOIN TRANSPORTATION CO LTD
  TICKER:                N/A             CUSIP:     Y8488H109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The Supervisors review of year 2008                         ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: Report the status of buy back treasury                      ISSUER          NO           N/A               N/A
 stock

PROPOSAL #1.4: Report the status of assets impairment                      ISSUER          NO           N/A               N/A

PROPOSAL #1.5: Report the status of endorsement                            ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #1.6: Report the status of investment in                          ISSUER          NO           N/A               N/A
Mainland China

PROPOSAL #1.7: Report the revision of rules for                            ISSUER          NO           N/A               N/A
proceedings of Board meeting

PROPOSAL #2.1: Approve the 2008 operation and                              ISSUER          YES          FOR               FOR
financial report

PROPOSAL #2.2: Approve the 2008 earning                                    ISSUER          YES          FOR               FOR
distributions; [cash dividend TWD 0.5 per share]

PROPOSAL #3.1: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
the Articles of Association

PROPOSAL #3.2: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
acquiring or disposing assets

PROPOSAL #3.3: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties and endorsement
guarantee

PROPOSAL #3.4: Approve to revise rules for                                 ISSUER          YES          FOR               FOR
proceedings of shareholders meeting

PROPOSAL #3.5: Approve to revise the rules for                             ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #3.6: Approve to release the Directors                            ISSUER          YES          FOR               FOR
elected from non competition restrictions

PROPOSAL #4.: Others agenda and extemporary motion                         ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TA CHEN STAINLESS PIPE CO LTD
  TICKER:                N/A             CUSIP:     Y8358R104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business reports and                               ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited report                                     ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of joint-venture in                              ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #A.4: The status of endorsement and                               ISSUER          NO           N/A               N/A
guarantee and monetary loans

PROPOSAL #A.5: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.6: Approve the status of monetary loans                        ISSUER          YES          FOR               FOR
and endorsement and guarantee for subsidiary

PROPOSAL #B.7: Approve the issuance of new shares via                      ISSUER          YES        AGAINST           AGAINST
 private placement

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TA CHONG BANK
  TICKER:                N/A             CUSIP:     Y83595101
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The publication of local regulations                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve the proposal of taking the                          ISSUER          YES        AGAINST           AGAINST
limited liability of the Second Credit Cooperative of
 Kaohsiung

PROPOSAL #B.5: Approve the proposal of capital                             ISSUER          YES        AGAINST           AGAINST
injection by issuing new shares or global depositary
receipt via private placement

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAICHUNG COMMERCIAL BANK
  TICKER:                N/A             CUSIP:     Y8371H109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The revision to the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #A.4: The status of assets impairment                             ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
cash dividend: TWD 0.105 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAINAN SPINNING CO LTD
  TICKER:                N/A             CUSIP:     Y83790108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of monetary loans                                ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of assets impairment                             ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.4: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN HON CHUAN ENTERPRISE CO LTD
  TICKER:                N/A             CUSIP:     Y8421M108
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The Supervisors review of year 2008                         ISSUER          NO           N/A               N/A
financial reports

PROPOSAL #1.3: Report the execution of year 2008                           ISSUER          NO           N/A               N/A
endorsement guarantee

PROPOSAL #1.4: Report the execution of lending funds                       ISSUER          NO           N/A               N/A
to other parties in year 2008

PROPOSAL #2.1: Approve the 2008 financial reports                          ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Approve the 2008 earning distributions                      ISSUER          YES          FOR               FOR
 [cash dividend: TWD 2 per share, stock dividend: 30
shares per 1,000 shares from retain earnings subject
to 20% withholding tax]

PROPOSAL #3.1: Approve the capitalization of 2008                          ISSUER          YES          FOR               FOR
dividend

PROPOSAL #3.2: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #3.3: Approve to revise the memorandum and                        ISSUER          YES          FOR               FOR
the Articles of Association

PROPOSAL #4.: Other agenda and Extemporary motions                         ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN LIFE INSURANCE CO LTD
  TICKER:                N/A             CUSIP:     Y8426J100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 Audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 assets impairment                                  ISSUER          NO           N/A               N/A

PROPOSAL #A.4: To revoke the 2008 capital injection                        ISSUER          NO           N/A               N/A
by issuing new shares

PROPOSAL #A.5: The status of corporate bonds via                           ISSUER          NO           N/A               N/A
private placement

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR
and business reports

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to release the prohibition on                       ISSUER          YES          FOR               FOR
the Directors from participation in competitive
business

PROPOSAL #B.4: Approve the issuance of securities via                      ISSUER          YES        AGAINST           AGAINST
 private placement

PROPOSAL #B.5: Approve to revise the Articles of                           ISSUER          YES        AGAINST           AGAINST
Incorporation

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN NAVIGATION CO LTD
  TICKER:                N/A             CUSIP:     Y84319105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: The 2008 operation report                                   ISSUER          NO           N/A               N/A

PROPOSAL #1.2: The Supervisors review of year 2008                         ISSUER          NO           N/A               N/A
financial report

PROPOSAL #1.3: To report status of endorsement                             ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #2.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
operation and financial reports and CPA review reports

PROPOSAL #2.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions; [cash dividend TWD 4.25 per

PROPOSAL #2.3: Approve to release the Directors Mr.                        ISSUER          YES          FOR               FOR
Wu Sheng Qing elected from non competition

PROPOSAL #2.4: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
the Articles of Association

PROPOSAL #2.5: Approve to revise the rules of                              ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #2.6: Re-elect the Directors and the                              ISSUER          YES        AGAINST           AGAINST
Supervisors

PROPOSAL #2.7: Approve to release the new Directors                        ISSUER          YES          FOR               FOR
elected from non competition restriction

PROPOSAL #3.: Extemporary motion                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN STYRENE MONOMER CORP
  TICKER:                N/A             CUSIP:     Y84630105
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAIWAN TEA CORP
  TICKER:                N/A             CUSIP:     Y84720104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and                            ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The establishment for the Rules of the                      ISSUER          NO           N/A               N/A
 Board Meeting

PROPOSAL #A.4: The establishment of the Code of                            ISSUER          NO           N/A               N/A
Conduct
PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.3: Approve the issuance of new shares via                      ISSUER          YES          FOR               FOR
 private placement

PROPOSAL #B.4: Elect Mr. Shiou-Chyi Lin/Shareholder                        ISSUER          YES        AGAINST           AGAINST
No. 366396 as a Director

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAKKT AG, STUTTGART
  TICKER:                N/A             CUSIP:     D82824109
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 67,101,125.42 as follows:
 payment of a dividend of EUR 0.32 plus a special
dividend of EUR 0.48 per no-par share EUR
14,612,860.62 shall be carried forward Ex-dividend
and payable date: 07 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appoint the Auditors for the 2009 FY:                        ISSUER          NO           N/A               N/A
Ebner Stolz Moenning Bachem GmbH + Co. KG, Stuttgart

PROPOSAL #6.: Elect Dr. Klaus Wiegel as the                                ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10% of its share capital
through the stock exchange or the open market at a
price not differing more than 10% from the market
price of the shares or by way of are purchase offer
at a price not differing more than 20% from their
market price, on or before 05 NOV 2010 the Board of
Managing Directors shall be authorized to retire the
shares, to dispose of the shares in a manner other
than the stock exchange or an offer to all
shareholders if the shares are sold at a price not
materially below their market price, and to use the
shares in connection with mergers and acquisitions

PROPOSAL #8.: Resolution on the revocation of the                          ISSUER          NO           N/A               N/A
existing authorized capital, the creation of new
authorized capital, and the correspondent amendment
to the Article of Associative the existing authorized
 capital approved by the shareholders. meeting of 03
MAY 2005, shall be revoked the Board of Managing
Directors shall be authorized, with the consent of
the Supervisor Board, to increase the share capital
by up to EUR 32,805,165.50 through the issue of new
no-par shares against cash payment, during a period
of five years Shareholders subscription rights may be
 excluded for residual amounts

PROPOSAL #9.: Amendment to Section 8(2) of the                             ISSUER          NO           N/A               N/A
Articles of Association re. the election of a new
chairman/ deputy chairman in the event that one of
them leaves office prematurely Entitled to vote are
those shareholders of record on 15 APR 2009, who
provide written evidence of such holding and who
register with the Company on or before 29 APR 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TALVIVAARA MINING COMPANY PLC, SOTKAMO
  TICKER:                N/A             CUSIP:     X8936Y101
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual accounts                                    ISSUER          YES          FOR               FOR

PROPOSAL #2.: Approve not to pay a dividend                                ISSUER          YES          FOR               FOR

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors from liability

PROPOSAL #4.: Grant discharge to the Managing                              ISSUER          YES          FOR               FOR
Director from liability

PROPOSAL #5.: Approve the remuneration of the Board                        ISSUER          YES          FOR               FOR
members

PROPOSAL #6.: Approve the remuneration of the                              ISSUER          YES          FOR               FOR
Auditor(s)

PROPOSAL #7.: Approve the number of Board Members                          ISSUER          YES          FOR               FOR

PROPOSAL #8.: Re-elect Mr. E. Haslam as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #9.: Re-elect Mr. E. Carr as a Director of                        ISSUER          YES          FOR               FOR
the Company

PROPOSAL #10.: Re-elect Mr. S. Miettinen-Lahde as a                        ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #11.: Elect PricewaterhouseCoopers as the                         ISSUER          YES          FOR               FOR
Company's Auditors

PROPOSAL #12.: Authorize the Board to acquire maximum                      ISSUER          YES          FOR               FOR
 10,000,000 Company's own shares

PROPOSAL #13.: Authorize the Board to dispose maximum                      ISSUER          YES          FOR               FOR
 10,000,000 Company's own shares

PROPOSAL #14.: Amend Article 6.2 of the Articles of                        ISSUER          YES          FOR               FOR
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TANDBERG ASA
  TICKER:                N/A             CUSIP:     R88391108
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman                       ISSUER          YES          FOR               FOR
of the Board, and summary of the shareholders present

PROPOSAL #2.: Elect a Chairman for the meeting and 2                       ISSUER          YES          FOR               FOR
persons to countersign the minutes

PROPOSAL #3.: Approve the notice and agenda                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Management's status report                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the annual accounts for 2008,                        ISSUER          YES          FOR               FOR
including proposed dividend

PROPOSAL #6.: Approve the consultative voting on the                       ISSUER          YES          FOR               FOR
declaration of executive compensation guidelines

PROPOSAL #7.: Approve to determine the fees payable                        ISSUER          YES          FOR               FOR
to the Board of Directors, Committee and the Auditor

PROPOSAL #8.: Elect the Board of Directors,                                ISSUER          YES          FOR               FOR
Nomination Committee and the Auditor

PROPOSAL #9.: Approve the capital reduction by the                         ISSUER          YES          FOR               FOR
cancellation of treasury sales

PROPOSAL #10.: Grant authority to acquire own shares                       ISSUER          YES          FOR               FOR

PROPOSAL #11.: Grant authority to increase the                             ISSUER          YES          FOR               FOR
Company's share capital by share issues

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TASEKO MINES LTD
  TICKER:                N/A             CUSIP:     876511106
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to fix the number of Directors                       ISSUER          YES          FOR               FOR
at 9

PROPOSAL #2.1: Elect Mr. William P. Armstrong as a                         ISSUER          YES        ABSTAIN           AGAINST
Director of the Company for the ensuing year

PROPOSAL #2.2: Elect Mr. David J. Copeland as a                            ISSUER          YES        ABSTAIN           AGAINST
Director of the Company for the ensuing year

PROPOSAL #2.3: Elect Mr. T. Barry Coughlan as a                            ISSUER          YES        ABSTAIN           AGAINST
Director of the Company for the ensuing year

PROPOSAL #2.4: Elect Mr. Scott D. Cousens as a                             ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #2.5: Elect Mr. Robert A. Dickinson as a                          ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #2.6: Elect Mr. David Elliott as a Director                       ISSUER          YES        ABSTAIN           AGAINST
of the Company for the ensuing year

PROPOSAL #2.7: Elect Mr. Russell E. Hallbauer as a                         ISSUER          YES        ABSTAIN           AGAINST
Director of the Company for the ensuing year

PROPOSAL #2.8: Elect Mr. Wayne Kirk as a Director of                       ISSUER          YES          FOR               FOR
the Company for the ensuing year

PROPOSAL #2.9: Elect Mr. Ronald W. Thiessen as a                           ISSUER          YES          FOR               FOR
Director of the Company for the ensuing year

PROPOSAL #3.: Appoint KPMG LLP, Chartered                                  ISSUER          YES          FOR               FOR
Accountants, as the Auditor of the Company for the

PROPOSAL #4.: Ratify and approve the continuance of                        ISSUER          YES        AGAINST           AGAINST
the Share Option Plan

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAV HAVALIMALARI HOLDING AS
  TICKER:                N/A             CUSIP:     M8782T109
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming the Presidency Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Board of Presidency to                         ISSUER          NO           N/A               N/A
sign the minutes of the meeting

PROPOSAL #3.: Receive the reports of the Board of                          ISSUER          NO           N/A               N/A
Directors and Auditors

PROPOSAL #4.: Receive the balance sheet and profit                         ISSUER          NO           N/A               N/A
and loss report

PROPOSAL #5.: Approve to not distributing cash                             ISSUER          NO           N/A               N/A
dividend because of loss in 2008

PROPOSAL #6.: Approve the release of the Board                             ISSUER          NO           N/A               N/A
Members and Auditors

PROPOSAL #7.: Elect the Board Members                                      ISSUER          NO           N/A               N/A

PROPOSAL #8.: Elect the Auditors and approve to                            ISSUER          NO           N/A               N/A
determine of wages and terms of office

PROPOSAL #9.: Approve the Independent Audit Firm                           ISSUER          NO           N/A               N/A

PROPOSAL #10.: Approve the informing Board Members of                      ISSUER          NO           N/A               N/A
 information policy of the Company

PROPOSAL #11.: Approve the informing Board Members of                      ISSUER          NO           N/A               N/A
 serial 4 item 5 of CMB

PROPOSAL #12.: Approve the informing about the                             ISSUER          NO           N/A               N/A
donations occurred in 2008

PROPOSAL #13.: Approve the permitting to the Board                         ISSUER          NO           N/A               N/A
Members according to the items 334 and 335 of the
Turkish Commercial Code

PROPOSAL #14.: Wishes and regards                                          ISSUER          NO           N/A               N/A

PROPOSAL #15.: Closure                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAYLOR WIMPEY PLC, SOLIHULL WEST MIDLANDS
  TICKER:                N/A             CUSIP:     G86954107
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve to subdivide each issued and                         ISSUER          YES        AGAINST           AGAINST
unissued ordinary share issue equity with rights up
to GBP 21,311,325 [placing and open offer], otherwise
 up to GBP 10,655,663 issue equity without rights
upto GBP 1,598,349 and amend Articles of Association
and approve the terms of placing and open

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TAYLOR WIMPEY PLC, SOLIHULL WEST MIDLANDS
  TICKER:                N/A             CUSIP:     G86954107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors Report and                             ISSUER          YES          FOR               FOR
Accounts
PROPOSAL #2.: Elect Mr. Chris Rickard                                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Norman Askew                                    ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Mike Davies                                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Authorize the Director to allot shares                       ISSUER          YES          FOR               FOR

PROPOSAL #S.7: Approve to dis-apply Pre-emption Rights                     ISSUER          YES          FOR               FOR

PROPOSAL #S.8: Authorize  the Company to Make Market                       ISSUER          YES          FOR               FOR
Purchases of its Shares

PROPOSAL #9.: Approve the Directors Remuneration                           ISSUER          YES          FOR               FOR
Report
PROPOSAL #10.: Grant authority for the Political                           ISSUER          YES          FOR               FOR
Expenditure

PROPOSAL #S.11: Amend the Notice Period for certain                        ISSUER          YES          FOR               FOR
meetings

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TECNICAS REUNIDAS, SA, MADRID
  TICKER:                N/A             CUSIP:     E9055J108
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, balance                         ISSUER          YES          FOR               FOR
sheet, profit and loss account, income statement
status of changes in equity cash flows and report of
the annual accounts and the Directors report of the
Company for 2008

PROPOSAL #2.: Approve the consolidated annual                              ISSUER          YES          FOR               FOR
accounts, consolidated balance sheet, profit and loss
 account status of changes in equity cash flows and
report of the annual accounts and the Directors
report of the Company for 2008

PROPOSAL #3.: Approve the proposed application of the                      ISSUER          YES          FOR               FOR
 result of 2008

PROPOSAL #4.: Approve the Management of the Board for                      ISSUER          YES          FOR               FOR
 2008

PROPOSAL #5.: Approve the report of the Auditing                           ISSUER          YES          FOR               FOR
Committee renewal of the appointment of the Auditors
of the Company and its consolidated group for 2009

PROPOSAL #6.: Authorize to the Board to acquire own                        ISSUER          YES          FOR               FOR
shares

PROPOSAL #7.: Authorize the board to constitute and                        ISSUER          YES          FOR               FOR
provide associations and foundations

PROPOSAL #8.: Approve to establish the annual                              ISSUER          YES          FOR               FOR
remuneration to be received by the Members of the

PROPOSAL #9.: Approve the delegation of faculties and                      ISSUER          YES          FOR               FOR
 empowerment for completing the annual accounts

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEIXEIRA DUARTE ENGENHARIA E CONSTRUCOES SA
  TICKER:                N/A             CUSIP:     X8939Z113
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Management report, balance                       ISSUER          NO           N/A               N/A
sheet and accounts, both individual and consolidated,
 as well as on the corporate governance report, all
of them for the year of 2008

PROPOSAL #2.: Approve the allocation of profits                            ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the general appraisal of the                         ISSUER          NO           N/A               N/A
Company's Management and sole Supervisory Board

PROPOSAL #4.: Approve the remuneration policy for the                      ISSUER          NO           N/A               N/A
 Management, supervisory bodies and other persons
discharging managerial responsibilities, further to
the meaning of paragraph 3 of the Article 248-b of
Portuguese Securities Code

PROPOSAL #5.: Approve the changing the way as the                          ISSUER          NO           N/A               N/A
Company is legally bounded, with the partial
amendment of the Article 21st of the By-laws

PROPOSAL #6.: Appoint Mr. Pedro Teixeira Duarte as a                       ISSUER          NO           N/A               N/A
Director currently in office

PROPOSAL #7.: Approve the Corporate restructuring                          ISSUER          NO           N/A               N/A
operation within the group, through which Teixeira
Duarte will achieve the transfer of assets and human
resources connected to the business of construction,
to a new Company 100% hold, which will operate in
construction sector in the same terms as it does,
remaining the current Teixeira Duarte,the Listed
Company and Group Holding

PROPOSAL #8.: Approve, in accordance with the settled                      ISSUER          NO           N/A               N/A
 on Article 489 of Companies Code on the group
relation with a Company created, initially fully
dominated further to the aforementioned in the
previous item of the agenda

PROPOSAL #9.: Amend the By-laws, including                                 ISSUER          NO           N/A               N/A
denomination and object, in the scope of the
achievement of the proposal put forward on item 7 of
this agenda, carrying the change of all 4 Article
that comprised on chapter I of the By-Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELECITY GROUP PLC, MANCHESTER
  TICKER:                N/A             CUSIP:     G87403112
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report                      ISSUER          YES          FOR               FOR
 and accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #3.: Re-appoint Mr. Robert Morse as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #4.: Re-appoint  Mr. Ian Nolan as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors and authorize the Directors to fix
their remuneration

PROPOSAL #6.: Grant authority for the calling of a                         ISSUER          YES          FOR               FOR
general meeting on not less than 14 clear days' notice

PROPOSAL #7.: Authorize the Directors to allot                             ISSUER          YES          FOR               FOR
relevant securities [Section 80 Companies Act 1985]

PROPOSAL #S.8: Approve to disapply pre-emption rights                      ISSUER          YES          FOR               FOR
 [Section 95 Companies Act 1985]

PROPOSAL #S.9: Authorize the Company to repurchase                         ISSUER          YES          FOR               FOR
its own shares [Section 166 Companies Act 1985]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELECOM ITALIA MEDIA SPA, ROMA
  TICKER:                N/A             CUSIP:     T92765121
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Appoint the shareholders common                              ISSUER          NO           N/A               N/A
representative; resolutions related there to

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEGRAAF MEDIA GROEP NV
  TICKER:                N/A             CUSIP:     N8502L104
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the minutes of the meeting of                        ISSUER          NO           N/A               N/A
holders of certificates of shares of Telegraaf Media
Groep N.V. of Tuesday 05 FEB 2008

PROPOSAL #3.: Approve the review of general meeting                        ISSUER          NO           N/A               N/A
of shareholders of Telegraaf Media Groep N.V. held on
 17 APR 2008

PROPOSAL #4.: Approve the activities of the                                ISSUER          NO           N/A               N/A
Management of the Stichting Administratiekantoor of
shares of Telegraaf Media Group N.V. in 2008

PROPOSAL #5.: Re-elect Mr. Prof. Dr. W.M. Lammerts                         ISSUER          NO           N/A               N/A
Van Bueren [Executive Board Member A]

PROPOSAL #6.: Approve the preparation general meeting                      ISSUER          NO           N/A               N/A
 of shareholders of Telegraaf Media Group N.V. of 22
APR 2009

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #8.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEGRAAF MEDIA GROEP NV
  TICKER:                N/A             CUSIP:     N8502L104
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.: Report of the Executive Board                                ISSUER          NO           N/A               N/A
concerning the Company's performance and the policies
 pursued during the 2008 FY

PROPOSAL #3.: Adopt the 2008 financial statements                          ISSUER          NO           N/A               N/A

PROPOSAL #4.a: Grant discharge to the Executive Board                      ISSUER          NO           N/A               N/A
 for the policies pursued in 2008

PROPOSAL #4.b: Grant discharge to the Supervisory                          ISSUER          NO           N/A               N/A
Board for the supervision exercised in 2008

PROPOSAL #5.a: Approve the appropriation of the                            ISSUER          NO           N/A               N/A
result and settlement of the dividend payable from
the distributable portion of shareholders' equity; a
net loss of EUR 360 million was incurred for the 2008
 FY; the Articles of Association permit a dividend to
 be made from the distributable reserve; based on the
 fact that exclusive of the restructuring provision
and the impairments of Expomedia Group Plc and
ProSiebenSat.1 Media AG, the Company achieved a
positive normalized operating result of over EUR 62
million, the Stichting Beheer van Prioriteitsaandelen
 Telegraaf Media Groep N.V, [Priority Share
Management Trust] is proposing to extinguish the loss
 and to make a dividend payable from the
distributable portion of the shareholders' equity; an
 amount of EUR16.7 million has been reserved for this

PROPOSAL #5.b: Notification of the time and location                       ISSUER          NO           N/A               N/A
where the dividend will be made payable

PROPOSAL #6.: Approve the composition of the                               ISSUER          NO           N/A               N/A
Supervisory Board during the 17 APR 2008 AGM of
Shareholders, the Supervisory Board announced that
Professor Dr. W. Van Voorden was due to stand down in
 2009 in accordance with the practice of retirement
by rotation, in accordance with its strengthened
right of recommendation as defined in Article 2:158,
Paragraph 6 of the Dutch Civil Code, the Central
Works Council has recommended that Mr. Van Voorden be
 nominated for reappointment; the Supervisory Board
has no objection to this recommendation and Mr. Van
Voorden has submitted his candidature for
reappointment; the Supervisory Board is submitting a
proposal for the nomination of Mr. Van Voorden as a
Member of the Supervisory Board; attention is drawn
to the AGM of Shareholders right to reject this
proposal; the notifications required pursuant to
Article 2:142, Paragraph 3 of the Dutch Civil Code
related to the nomination of Mr. Van Voorden are
available for inspection at the Company's office; Mr.
 Van Voorden is proposed for nomination due to his
extensive knowledge of the social-economic domain and
 labour relations, as well as due to his extensive
academic background and his knowledge of the business
 sector; Mr. Van Voorden complies with the relevant
criteria associated with the profile for Supervisory
Board Members, in accordance with the schedule
prepared for this purpose, Mr. L.G. van Aken is due
to stand down on the date of the 2010 annual meeting;
 however, Mr. Van Aken has announced his intention to
 retire from the Supervisory Board for health
reasons; the Supervisory Board is still deliberating
the vacancy that is consequently created

PROPOSAL #7.: Approve the proposal to amend the                            ISSUER          NO           N/A               N/A
Companys Articles of Association, this proposal is
submitted at the behest of the Stichting Beheer van
Prioriteitsaandelen Telegraaf Media Groep N.V.
[Priority Share Management Trust]; the proposal also
entails the granting of a power of attorney to every
lawyer employed by Houthoff Buruma N.V. to request a
certificate of no objection regarding the proposed
amendment to the Articles of Association and to
execute the deed of amendment to the Articles of
Association

PROPOSAL #8.: Authorize the Telegraaf Media Groep                          ISSUER          NO           N/A               N/A
N.V.'s Executive Board, for a period of 18 months
following the date of this meeting, to purchase, on
the Stock Exchange or otherwise, its own shares or
depositary receipts for shares up to no more than one
 tenth of the issued capital at a price not lower
than the nominal value and not higher than 10% above
the average closing prices of the depositary receipts
 for ordinary shares published in the NYSE Euronext's
 Daily Official List during the 5 consecutive days
prior to the date of purchase [Article 13, Paragraph
4 of the Articles of Association]

PROPOSAL #9.: Approve the Company in 2007 and 2008,                        ISSUER          NO           N/A               N/A
pursuant to the authority granted to it by the AGM of
 Shareholders held on 19 APR 2007 and 17 APR 2008,
purchased 2,250,000 Company shares [partly in the
form of depositary receipts for shares]; the above
mentioned number represents 4.5% of the number of
ordinary shares issued, the Stichting Beheer van
Prioriteitsaandelen Telegraaf Media Groep N.V.,
[Priority Share Management Trust], in accordance with
 Article 14 of the Company's Articles of Association,
 is currently proposing to withdraw the 2,250,000
purchased Company shares; the Company does not intend
 to transfer these shares in the foreseeable future
and is therefore proposing to withdraw them; the
Company will file the decision to withdraw the shares
 with the offices of the Trade Register and will
announce this decision in a nationally distributed
daily newspaper, this will be followed by a 2 month
objection period in accordance with Article 2:100 of

PROPOSAL #10.: Appoint KPMG N.V. as the Company's                          ISSUER          NO           N/A               N/A
Auditor

PROPOSAL #11.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #12.: Closing                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELENET GROUP HOLDING NV, MECHELEN
  TICKER:                N/A             CUSIP:     B89957110
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report of the Board                       ISSUER          NO           N/A               N/A
of Directors and the Auditors report on the financial
 statements of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Approve the statutory accounts of the                        ISSUER          NO           N/A               N/A
Company for the YE 31 DEC 2008 and the proposed
destination of the result

PROPOSAL #3.: Receive the VNAS annual report of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Auditors report on the
consolidated financial statements of the Company for
the YE 31 DEC 2008

PROPOSAL #4.: Approve the consolidated financial                           ISSUER          NO           N/A               N/A
statements of the Company for the YE 31 DEC 2008

PROPOSAL #5.: Grant discharge to the Directors                             ISSUER          NO           N/A               N/A

PROPOSAL #6.: Grant discharge to the Commissioner                          ISSUER          NO           N/A               N/A

PROPOSAL #E.1.1: Receive the report of the Board of                        ISSUER          NO           N/A               N/A
Directors

PROPOSAL #E.1.2: Receive the report of the                                 ISSUER          NO           N/A               N/A
Commissioner
PROPOSAL #E.2: Amend the association to reflect                            ISSUER          NO           N/A               N/A
changes to the Interkabel Contribution Act

PROPOSAL #E.3: Approve to extend the maturity of                           ISSUER          NO           N/A               N/A
certain Class A options, Class B options and equity
2007

PROPOSAL #E.4: Approve the decision to issue stock                         ISSUER          NO           N/A               N/A
options in 2009

PROPOSAL #E.5: Approve the decision to increase                            ISSUER          NO           N/A               N/A
capital provided and as the exercise of stock options
 in 2009, destination of issue premium

PROPOSAL #E.6: Approve to exempt the pre emptive                           ISSUER          NO           N/A               N/A
rights of stockholders in respect of the Stock
Options 2009

PROPOSAL #E.7: Approve to grant the Stock Options in                       ISSUER          NO           N/A               N/A
2009

PROPOSAL #E.8: Grant authority to relating to the                          ISSUER          NO           N/A               N/A
Stock Options 2009

PROPOSAL #E.9: Approve the destruction of 180,000                          ISSUER          NO           N/A               N/A
warrants called equity 2007

PROPOSAL #E.10: Approve the capital reduction                              ISSUER          NO           N/A               N/A

PROPOSAL #E.11: Approve to change the number and                           ISSUER          NO           N/A               N/A
exercise price of the Class A options

PROPOSAL #E.12: Approve to change the number and                           ISSUER          NO           N/A               N/A
subscription price of the Class A certificates profit

PROPOSAL #E.13: Approve to modify the possible number                      ISSUER          NO           N/A               N/A
 of ordinary shares on conversion of outstanding
Class A to profit proofs and amend a decision to
increase capital under ophortende condition

PROPOSAL #E.14: Approve to change in the number and                        ISSUER          NO           N/A               N/A
exercise price of the Class B options

PROPOSAL #E.15: Approve to change in the number and                        ISSUER          NO           N/A               N/A
subscription price of the Class B profit certificates

PROPOSAL #E.16: Approve to modify the possible number                      ISSUER          NO           N/A               N/A
 of ordinary shares on conversion of still to be
issued Class B profit certificates and corresponding
modification of a decision to increase capital under
condition

PROPOSAL #E.17: Approve to change the date of the                          ISSUER          NO           N/A               N/A
general shareholders meeting

PROPOSAL #E.18: Amend the association under the                            ISSUER          NO           N/A               N/A
previous decisions

PROPOSAL #E.19: Approve to change in the number and                        ISSUER          NO           N/A               N/A
exercise price of Stock Options in 2007, 2008 and
stock options 2009

PROPOSAL #E.20: Approve to modify the possible number                      ISSUER          NO           N/A               N/A
 of ordinary shares upon exercise of Stock Options
and amend the decision to increase capital under

PROPOSAL #E.21: Grant authority regarding the capital                      ISSUER          NO           N/A               N/A
 increase decided by the EGM 29 MAY 2008

PROPOSAL #E.22: Approve the statutory authorization                        ISSUER          NO           N/A               N/A
to acquire and dispose of own securities

PROPOSAL #E.23: Approve the additional authorization                       ISSUER          NO           N/A               N/A
to acquire and dispose of own securities

PROPOSAL #E.24: Approve in accordance with Article 556                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TELEPERFORMANCE, PARIS
  TICKER:                N/A             CUSIP:     F9120F106
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR

PROPOSAL #O.2: Approve the consolidated accounts                           ISSUER          YES          FOR               FOR

PROPOSAL #O.3: THE SHAREHOLDERS' MEETING, AFTER                            ISSUER          YES          FOR               FOR
HEARING THE SPECIAL REPORT OF THE AUDITORS ON
AGREEMENTS AND COMMITMENTS GOVERNED BY ARTICLES
L.225-86 ET SEQ. OF THE FRENCH COMMERCIAL CODE,
APPROVES THE CONTRIBUTION IN KINDOF THE TELEMARKETING
 GOODWILL TO ITS SUBSIDIARY TELEPERFORMANCE FRANCEAS
MENTIONED IN SAID REPORT.

PROPOSAL #O.4: THE SHAREHOLDERS' MEETING, AFTER                            ISSUER          YES          FOR               FOR
HEARING THE SPECIAL REPORT OF THE AUDITORS ON
AGREEMENTS AND COMMITMENTSGOVERNED BY ARTICLES L.225-
86 ET SEQ. OF THE FRENCH COMMERCIAL CODE, APPROVES
THE TAKEOVER OF GN RESEARCH LUXEMBOURG BY THE
SUBSIDIARY LUXEMBOURG CONTACT CENTERS, AS MENTIONED
IN SAID REPORT.

PROPOSAL #O.5: THE SHAREHOLDERS' MEETING, AFTER                            ISSUER          YES          FOR               FOR
HEARING THE SPECIAL REPORT OF THE AUDITORS ON
AGREEMENTS AND COMMITMENTS GOVERNED ARTICLES L.225-86
 ET SE QOF THE FRENCH COMMERCIAL CODE, APPROVES THE
TRANSFER BY THE COMPANYOF 5 PER CENT OF THE SHARE
CAPITALOF CITYTECH ET FST, TO TELEPERFORMANCE
TECHNICAL HELP, AS MENTIONED INSAID REPORT

PROPOSAL #O.6: THE SHAREHOLDERS' MEETING, AFTER                            ISSUER          YES        AGAINST           AGAINST
HEARING THE SPECIAL REPORT OF THE AUDITORS ON
AGREEMENTS AND COMMITMENTS GOVERNED BY ARTICLES
L.225-86 ET SEQ. OF THE FRENCH COMMERCIAL CODE,
APPROVES THE REPURCHASE BY THE COMPANY OF THE 25
SHARES HELD BY MR.OLIVIER DOUCE IN TELEPERFORMANCE
MIDI AQUITAINE, AND THE 50 SHARES OF TELEPERFORMANCE
RHONE ALPES AND THE2 SHARES OF TELEPERFORMANCE NORD
HELD BY MR. DANIEL JULIEN, AS MENTIONED IN SAID

PROPOSAL #O.7: THE SHAREHOLDERS' MEETING, AFTER                            ISSUER          YES          FOR               FOR
HEARING THE SPECIAL REPORT OF THE AUDITORS ON
AGREEMENTS AND COMMITMENTS GOVERNED BY ARTICLES
L.225-86 ET SEQ. OF THE FRENCH COMMERCIAL CODE
APPROVES THE CONTRIBUTION IN KIND OF THE HOLDINGS
HELD BY THE COMPANY IN ITS FRENCH OPERATIONAL
SUBSIDIARIES, TO TELEPERFORMANCE TECHNICAL HELP, AS
MENTIONED IN SAID REPORT.

PROPOSAL #O.8: THE SHAREHOLDERS' MEETING, AFTER                            ISSUER          YES          FOR               FOR
HEARING THE SPECIAL REPORT OF THE AUDITORS ON
AGREEMENTS AND COMMITMENTS GOVERNED BY ARTICLES
L.225-86 ET SEQ. OF THE FRENCH COMMERCIAL CODE,
APPROVES THE TRANSFER OF THE SECURITIES HELD BY THE
COMPANY IN PERFECTCALL ET ALL BY PHONE, TO LUXEMBOURG
 CONTACT CENTERS, AS MENTIONED IN SAID REPORT.

PROPOSAL #O.9: THE SHAREHOLDERS' MEETING, AFTER                            ISSUER          YES          FOR               FOR
HEARING THE SPECIAL REPORT OF THE AUDITORS ON
AGREEMENTS AND COMMITMENTS GOVERNED BY ARTICLES
L.225-86 ET SEQ. OF THE FRENCH COMMERCIAL CODE,
APPROVES THE REMUNERATIONS OF MR. MICHEL PESCHARD FOR
 HIS EMPLOYMENT CONTRACT, AS MENTIONED IN SAID REPORT.

PROPOSAL #O.10: Approve the regulated agreement TEPA                       ISSUER          YES        AGAINST           AGAINST
law

PROPOSAL #O.11: Approve the distribution of profits                        ISSUER          YES          FOR               FOR

PROPOSAL #O.12: Approve the attendance allowances                          ISSUER          YES          FOR               FOR
allocated to the supervisory Members

PROPOSAL #O.13: Reelect Daniel Julien as Supervisory                       ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #O.14: Grant authority to operate on the                          ISSUER          YES          FOR               FOR
Company's shares

PROPOSAL #E.15: Authorize the Board of Directors in                        ISSUER          YES          FOR               FOR
order to cancel the shares held by the Company within
 the limit of 10% of the capital, in 24 months

PROPOSAL #E.16: Authorize the Board of Directors, for                      ISSUER          YES          FOR               FOR
 26 months, in order to carry out a share capital
increase, with maintenance of preferential
subscription rights, by issuing shares or any
securities giving access to the Company's capital or
its subsidiaries, for a maximum nominal amount of EUR
 37,500,000 [common shares] and EUR 300,000,000
[securities representing claims]

PROPOSAL #E.17: Authorize the Board of Directors, for                      ISSUER          YES          FOR               FOR
 26 months, in order to increase the share capital,
within the limit of 10% of the capital, to remunerate
 contributions in kind of the equity securities or
securities giving access to the capital of other
Companies

PROPOSAL #E.18: Authorize the Board of Directors, for                      ISSUER          YES          FOR               FOR
 26 months, in order to carry out a share capital
increase, by incorporation of reserves, premiums,
profits or other sums whose capitalization will be
accepted

PROPOSAL #E.19: Authorize the Board of Directors in                        ISSUER          YES        AGAINST           AGAINST
order to freely allocate shares in favour of the
managers and employees of the Company and or its
subsidiaries

PROPOSAL #E.20: Authorize the Board of Directors, for                      ISSUER          YES          FOR               FOR
 26 months, in order to carry out a capital increase
reserved for the Members of a Company savings plan,
within the limit of a maximum nominal amount of EUR
2,000,000

PROPOSAL #E.21: Grant Powers                                               ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEMENOS GROUP AG, GENF
  TICKER:                N/A             CUSIP:     H8547Q107
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2008 annual report, 2008                         ISSUER          YES        ABSTAIN           AGAINST
annual financial statements, 2008 consolidated
financial statements and the Auditors reports

PROPOSAL #2.: Approve the allocation of the business                       ISSUER          YES        ABSTAIN           AGAINST
sheet result

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          YES        ABSTAIN           AGAINST
Board of Directors and Temenos Senior Management

PROPOSAL #4.: Amend the Articles of Association                            ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #5.1: Re-elect Mr. Paul Selway Swift as a                         ISSUER          YES        ABSTAIN           AGAINST
Member to the Board of Directors

PROPOSAL #5.2: Re-elect Mr. Mark Austen as a Member                        ISSUER          YES        ABSTAIN           AGAINST
to the Board of Directors

PROPOSAL #5.3: Re-elect Mr. Lewis Rutherford as a                          ISSUER          YES        ABSTAIN           AGAINST
Member ro the Board of Directors

PROPOSAL #6.: Elect PricewaterhouseCoopers SA as the                       ISSUER          YES        ABSTAIN           AGAINST
Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TESSENDERLO CHEMIE NV, TESSENDERLO
  TICKER:                N/A             CUSIP:     B90519107
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Grant authority for the issuance of                          ISSUER          NO           N/A               N/A
Equity or Equity-Linked Securities

PROPOSAL #2.1: Receive the Special Board and Auditor                       ISSUER          NO           N/A               N/A
report

PROPOSAL #2.2.1: Approve the issuance of Equity for                        ISSUER          NO           N/A               N/A
Stock Option Plan

PROPOSAL #2.2.2: Approve to set up terms and                               ISSUER          NO           N/A               N/A
conditions of Capital Increase for Stock Option Plan

PROPOSAL #2.3: Approve to eliminate Preemptive Rights                      ISSUER          NO           N/A               N/A
 for Issuance Under Item 2 .2.1

PROPOSAL #2.4: Grant authority for the Second Capital                      ISSUER          NO           N/A               N/A
 Increase by Incorporation of Reserves without
issuance of shares

PROPOSAL #3.: Amend the Articles: Share Ownership                          ISSUER          NO           N/A               N/A
Disclosure Thresholds

PROPOSAL #4.: Grant authority for the implementation                       ISSUER          NO           N/A               N/A
of approved resolutions and Filing of required
documents/formalities at Trade Registry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TESSENDERLO CHEMIE NV, TESSENDERLO
  TICKER:                N/A             CUSIP:     B90519107
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors                         ISSUER          NO           N/A               N/A
and the Auditors

PROPOSAL #2.A: Approve the annual accounts of the                          ISSUER          NO           N/A               N/A
year 2008 as proposed by the Board of Directors

PROPOSAL #2.B: Approve the distribution of a net                           ISSUER          NO           N/A               N/A
dividend of EUR 1,00 [Gross dividend EUR 1,33] per
share as proposed by the Board of Directors

PROPOSAL #3.A: Grant discharge to the Members of the                       ISSUER          NO           N/A               N/A
Board of Directors for the execution of their mandate
 during the year 2008

PROPOSAL #3.B: Grant discharge to the Statutory                            ISSUER          NO           N/A               N/A
Auditor for the execution of his mandate during the
year 2008

PROPOSAL #4.A: Re-elect Mr. Valere Croes as a Director                     ISSUER          NO           N/A               N/A

PROPOSAL #4.B: Approve the retirement of Mr. Jacques                       ISSUER          NO           N/A               N/A
Zyss

PROPOSAL #4.C: Elect Mr. Antoine Gendry as a Director                      ISSUER          NO           N/A               N/A

PROPOSAL #4.D: Elect Mr. Frank Coenen as Director                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TEST-RITE INTERNATIONAL CO LTD
  TICKER:                N/A             CUSIP:     Y85920109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stocks                       ISSUER          NO           N/A               N/A
and conditions of transferring to employees

PROPOSAL #A.4: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR
and proposed cash dividend: TWD 0.35 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus and proposed
stock dividend: 15 for 1,000 shares held

PROPOSAL #B.4: Approve the capital injection by                            ISSUER          YES          FOR               FOR
issuing new shares from book running or private
placement

PROPOSAL #B.5: Approve to issue local unsecured                            ISSUER          YES          FOR               FOR
convertible bonds via private placement

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.8: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.9: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.10: Elect the Directors and Supervisors                        ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.11: Grant discharge to the prohibition on                      ISSUER          YES          FOR               FOR
 Directors from participation in competitive business

PROPOSAL #B.12: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TGS-NOPEC GEOPHYSICAL COMPANY ASA
  TICKER:                N/A             CUSIP:     R9138B102
  MEETING DATE:          6/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairman for the meeting and                       ISSUER          YES          FOR               FOR
a person to sign the minutes together with the

PROPOSAL #2.: Approve the call and the Agenda                              ISSUER          YES          FOR               FOR

PROPOSAL #3.: Approve the annual accounts and annual                       ISSUER          YES          FOR               FOR
report and the disposition of annual results

PROPOSAL #4.: Approve the Auditor fee                                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to change the Articles: Section                      ISSUER          YES          FOR               FOR
 6
PROPOSAL #6.1: Elect Mr. Henry Hamilton as a new                           ISSUER          YES          FOR               FOR
Chairman of the Board

PROPOSAL #6.2: Re-elect Mr. Arne-Kristian Maeland as                       ISSUER          YES          FOR               FOR
a Director

PROPOSAL #6.3: Re-elect Dr. Colette Lewiner as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.4: Re-elect Mr. Elisabeth Harstad as a                         ISSUER          YES          FOR               FOR
Director

PROPOSAL #6.5: Elect Mr. Mark Leonard as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #7.: Approve the Directors' fees                                  ISSUER          YES          FOR               FOR

PROPOSAL #8.: Approve the compensation to the Members                      ISSUER          YES          FOR               FOR
 of the Nomination Committee

PROPOSAL #9.: Elect the Members to the Nomination                          ISSUER          YES          FOR               FOR
Committee

PROPOSAL #10.: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
acquire the Company's shares

PROPOSAL #11.: Approve to reduce the share capital by                      ISSUER          YES          FOR               FOR
 cancellation of treasury shares

PROPOSAL #12.: Approve the Board of Directors'                             ISSUER          YES        AGAINST           AGAINST
declaration relevant to guidelines for the
determination of compensation to Executive Managers

PROPOSAL #13.: Approve the Stock Option Plan 2009 and                      ISSUER          YES        AGAINST           AGAINST
 issue of free standing warrants

PROPOSAL #14.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE MERCANTILE INVESTMENT TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G51980103
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report, the                            ISSUER          YES          FOR               FOR
annual accounts and the Auditors report for the YE 31

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report for the YE 31 JAN 2009

PROPOSAL #3.: Re-elect Mr. Hamish Leslie Melville as                       ISSUER          YES          FOR               FOR
a Director of the Company

PROPOSAL #4.: R-appoint PricewaterhouseCoopers LLP as                      ISSUER          YES          FOR               FOR
 the Auditors to the Company and authorize the
Directors to determine their remuneration

PROPOSAL #S.5: Authorize the Company to repurchase                         ISSUER          YES          FOR               FOR
its own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THE RESTAURANT GROUP PLC
  TICKER:                N/A             CUSIP:     G7535J118
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and                      ISSUER          YES          FOR               FOR
 the Auditors and adopt the accounts for the FYE 28
DEC 2008

PROPOSAL #2.: Receive and adopt the Directors'                             ISSUER          YES          FOR               FOR
remuneration report for the YE 28 DEC 2008

PROPOSAL #3.: Declare a final dividend of 6.3 pence                        ISSUER          YES          FOR               FOR
per share for the YE 28 DEC 2008

PROPOSAL #4.: Re-elect Mr. Alan Jackson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. John Jackson as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-appoint Deloitte LLP as the                               ISSUER          YES          FOR               FOR
Auditors, to hold office from the conclusion of the
AGM to the conclusion of the next AGM and authorize
the Directors to determine their remuneration

PROPOSAL #7.: Authorize the Directors, pursuant to                         ISSUER          YES          FOR               FOR
Article 12.2 of the Company's Articles of
Association, up to an aggregate nominal amount equal
to GBP 18,444,266 [the Section 80 Amount]; and
[Authority expire at the conclusion of the Company's
AGM to be held in 2010

PROPOSAL #S.8: Authorize the Director, to allot                            ISSUER          YES          FOR               FOR
equity securities pursuant to Articles 12.3 of the
Company's Articles of Association and pursuant to
Section 94(2) to Section 94(3A) of the Companies Act
1985 [the Act] and the Section 89 amount shall be for
 the purposes of such Articles of Association, GBP
2,766,640; and [Authority expire at the conclusion of
 the Company's AGM to held in 2010]

PROPOSAL #S.9: Authorize the Company, for the purpose                      ISSUER          YES          FOR               FOR
 of Section 166 of the Companies Act 1985, to make
market purchases with [with the meaning Section
163(3) Act] on the London Stock Exchange of its
Ordinary shares of 28 1/8 pence each capital of the
Company of up to 19,673,884 [representing 10 % of the
 Company's issued ordinary share], ordinary shares of
 28 1/8 pence each in the capital of the Company, at
a minimum price equal to the nominal value and not
more than 5% above the average middle market
quotations for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 5 business days; [Authority expires the earlier of
the conclusion of the AGM of the Company or 12 months
 ]; and the Company, before the expiry, may make a
contract to purchase ordinary shares which will or
may be executed wholly or partly after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                THOMSON, BOULOGNE BILLANCOURT
  TICKER:                N/A             CUSIP:     F91823108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts                         ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.2: Approve the consolidated accounts for                       ISSUER          YES          FOR               FOR
the FYE on 31 DEC 2008

PROPOSAL #O.3: Approver the distribution of profits                        ISSUER          YES          FOR               FOR
for the FYE on 31 DEC 2008

PROPOSAL #O.4: Appoint Mr. Frederic Rose as a Board                        ISSUER          YES          FOR               FOR
Member

PROPOSAL #O.5: Approve the mandate term and renewal                        ISSUER          YES          FOR               FOR
of Mr. Frederic Rose's as a Board Member

PROPOSAL #O.6: Approve the mandate term and renewal                        ISSUER          YES          FOR               FOR
of Mr. Pierre Lescure's as a Board Member

PROPOSAL #O.7: Approve the mandate term and renewal                        ISSUER          YES          FOR               FOR
of Mr. Francois de Carbonnel's as a Board Member

PROPOSAL #O.8: Approve, under the regulated                                ISSUER          YES          FOR               FOR
agreements referred to in Article L.225-38 of the
Commercial Code in reference to Article L.225-42-1 of
 the said Code, the terms and conditions of the
restrictive covenant bond of Mr. Frederic Rose for
the benefit of the Company

PROPOSAL #O.9: Approve, under the conventions                              ISSUER          YES        AGAINST           AGAINST
referred to in Article L.225-38 of the Commercial
Code in reference to Article L.225-42-1 of the said
Code, the terms and conditions of the compensation
due to Mr. Frederic Rose in the event of dismissal
from his position as General Manager

PROPOSAL #O.10: Approve, under the regulated                               ISSUER          YES          FOR               FOR
agreements referred to in Article L.225-38 of the
Commercial Code, of the exceptional payment of EUR
60,000 allocated to Mr. Francois de Carbonnel by the
Board of Directors on 09 APR 2008 for the research
mission of a new General Manager

PROPOSAL #O.11: Approve, under the regulated                               ISSUER          YES          FOR               FOR
agreements referred to in Article L.225-38 of the
Commercial Code, of the exceptional payment of EUR
8000 allocated to Mr. Paul Murray by the Board of
Directors on 23 JULY 2008 for the monitoring mission
of a dispute

PROPOSAL #O.12: Approve, under the regulated                               ISSUER          YES          FOR               FOR
agreements referred to in Article L.225-38 of the
Commercial Code, of the exceptional payment of EUR
360,000 allocated to Mr. JulianWaldron by the Board
of Directors on 28 MAR 2008 under his employment
contract as Chief Financial Officer

PROPOSAL #O.13: Powers for formalities                                     ISSUER          YES          FOR               FOR

PROPOSAL #E.14: Amend the Article 11.1 of the                              ISSUER          YES          FOR               FOR
Company's Statutes [Modification of the number of
Board Members]

PROPOSAL #E.15: Amend the Article 8.2.2 of the                             ISSUER          YES          FOR               FOR
Company's Statutes [Cancellation of the bond for any
shareholder from holding more than 2% or more of the
share capital or voting rights to include securities
registered]

PROPOSAL #E.16: Approve the decision not to dissolve                       ISSUER          YES          FOR               FOR
the Company as a result of the loss of half of the
share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIAN AN CHINA INVESTMENTS CO LTD, HONG KONG
  TICKER:                N/A             CUSIP:     Y88170207
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements and the reports of the Directors and the
Auditor for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.A: Re-elect Mr. Patrick Lee Seng Wei as a                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #3.B: Re-elect Mr. Ma Sun as a Director                           ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.C: Re-elect Mr. Edwin Lo King Yau as a                         ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #3.D: Re-elect Dr. Moses Cheng Mo Chi as a                        ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.E: Re-elect Mr. Song Zengbin as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.F: Approve to fix the Directors' fee                           ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors and authorize the Board of Directors to
fix its remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, subject to this resolution, to allot, issue
or otherwise deal with additional shares of the
Company [shares] or securities convertible into
shares, or options, warrants or similar rights to
subscribe for any shares and to make or grant offers,
 agreements and options during and after the relevant
 period, not exceeding 20% of the aggregate nominal
amount of the share capital of the Company in issue
at the date of passing this resolution, otherwise
than pursuant to i) a rights issue [as specified]; or
 ii) the exercise of rights of subscription or
conversion attaching to any warrants issued by the
Company or any securities which are convertible into
shares; or iii) the exercise of any option granted
under any option scheme or similar arrangement for
the time being adopted for the grant or issue to
employees of the Company and/or any of its
subsidiaries of any options to subscribe for, or
rights to acquire shares; and iv) any scrip dividend
or similar arrangement providing for the allotment of
 shares in lieu of the whole or part of a dividend on
 shares, in accordance with the Articles of
Association of the Company from time to time;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM of the Company is
required by the Articles of Association of the

PROPOSAL #5.B: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, to repurchase
shares and outstanding warrants of the Company,
during the relevant period, on The Stock Exchange of
Hong Kong Limited [the Stock Exchange] or any other
Stock Exchange on which the shares of the Company may
 be listed and recognized for this purpose by the
Securities and Futures Commission of Hong Kong and
the Stock Exchange under the Hong Kong Code on share
repurchases, subject to and in accordance with all
applicable Laws and regulations, not exceeding 10% of
 the aggregate nominal amount of the share capital of
 the Company in issue at the date of passing this
resolution and 10% of the Warrants at the date of the
 passing of this resolution respectively; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company or the expiration of the period
within which the next AGM of the Company is required
by the Articles of Association of the Company or any
applicable Laws to be held]

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolution 5[A] and 5[B] as specified, to extend
the general mandate granted to the Directors to
exercise the powers of the Company to allot, issue or
 otherwise deal with additional securities of the
Company pursuant to Resolution 5[A] as specified and
by the addition thereto the number of such shares
repurchased by the Company under the authority
granted pursuant to Resolution 5[B] as specified, not
 exceeding 10% of the aggregate number of shares in
issue at the date of the passing of this Resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TIANJIN PORT DEVELOPMENT HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G88680106
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements and the report of
Directors and the Independent Auditor's report for
the YE 31 DEC 2008

PROPOSAL #2.i.a: Re-elect Mr. Zhang Jinming as a                           ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.i.b: Re-elect Mr. Xue Lingsen as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.i.c: Re-elect Mr. Liu Qingshan as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #2.ii: Authorize the Board of Directors to                        ISSUER          YES          FOR               FOR
fix their remuneration

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Auditors of the Company for the ensuing year and
authorize the Board of Directors to fix their
remuneration

PROPOSAL #4.a: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, to repurchase issued shares of HKD 0.10 each
 in the capital of the Company in accordance with all
 applicable laws; the aggregate nominal amount of
shares of the Company to be purchased or agreed
conditionally or unconditionally to be repurchased by
 the Company pursuant to this resolution shall not
exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue at the date of
passing of this resolution; and [Aythority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or the laws of
 the Cayman Islands or any applicable laws to be held]

PROPOSAL #4.b: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, to allot, issue, dispose of and deal with
additional shares in the capital of the Company or
securities convertible into shares, and to make or
grant offers, agreements and options [including
Bonds, notes, warrants, debentures and securities
convertible into shares of the Company] in respect
thereof; to make or grant offers, agreements and
options [including Bonds, notes, warrants, debentures
 and securities convertible into shares of the
Company] which might require the exercise of such
powers after the end of the Relevant Period; the
aggregate nominal amount of the shares allotted or
agreed conditionally or unconditionally to be
allotted [whether pursuant to an option or otherwise]
 and issued by the Directors, otherwise than pursuant
 to: i) a Rights Issue [as specified]; or ii) the
exercise of rights of subscription or conversion
under the terms of any warrants issued by the Company
 or any bonds, notes, debentures or securities; or
iii) the grant or exercise of options issued under
any Share Option Scheme adopted by the Company for
the grant or issue to employees of the Company and/or
 any of its subsidiaries and/or associated companies
of options to subscribe for or rights to acquire
shares of the Company; or iv) pursuant to any scrip
dividend or other similar arrangement providing for
the allotment of shares in lieu of the whole or part
of a dividend on shares of the Company pursuant to
the Articles of Association of the Company or with
the consent of the Company in general meeting, shall
not exceed 20% of the aggregate nominal amount of the
 shares of the Company in issue at the date of
passing of this resolution; and [Authority expires
the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which
the next AGM of the Company is required by the
Articles of Association of the Company or the laws of

PROPOSAL #4.c: Approve to issue, dispose of and deal                       ISSUER          YES        AGAINST           AGAINST
with additional shares in the capital of the Company
pursuant to Ordinary Resolution 4.B set out in the
notice convening this meeting be extended by the
addition thereto of an amount representing the
aggregate nominal amount of shares purchased by the
Company under the authority granted pursuant to
Ordinary Resolution 4.A set out in the notice
convening this meeting, provided that such amount
shall not exceed 10% of the aggregate nominal amount
of the issued share capital of the Company as at the
date of passing of this resolution

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TISCALI SPA, CAGLIARI
  TICKER:                N/A             CUSIP:     T93541117
  MEETING DATE:          4/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements as of                       ISSUER          NO           N/A               N/A
31 DEC 2008

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TISCALI SPA, CAGLIARI
  TICKER:                N/A             CUSIP:     T93541117
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, any adjournment thereof

PROPOSAL #2.: Approve the resolutions in conformity                        ISSUER          NO           N/A               N/A
with the Article 2446 Civil Code

PROPOSAL #3.: Appoint a Director, any adjournment                          ISSUER          NO           N/A               N/A
thereof

PROPOSAL #4.: Appoint the Board of Auditors and                            ISSUER          NO           N/A               N/A
Chairman; approve to determine their emoluments, any
adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TISCALI SPA, CAGLIARI
  TICKER:                N/A             CUSIP:     T93541117
  MEETING DATE:          6/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the elimination of the nominal                       ISSUER          NO           N/A               N/A
value indication of the outstanding shares, in
compliance with Article 2328 Paragraph 2 Number 5 and
 2346 Paragraph 3 of the Italian Civil Code;
consequential amendment of Articles 5 and 7 Paragraph
 2 of the Corporate Bylaws and redetermination of the
 number of the shares even through a reverse stock
split; related and consequential resolutions

PROPOSAL #2.: Approve the examination of the                               ISSUER          NO           N/A               N/A
quarterly financial status as of 31 MAR 2009;
Directors report and Board of Auditors remarks; and
the writing off of the residual losses for FY 2008
and previous ones, and of the negative outcome for
current FY, in compliance with Article 2446 of the
Italian Civil Code consequential amendment of Article
 5 of the Corporate Bylaws related and consequential

PROPOSAL #3.: Approve the Corporate capital increase                       ISSUER          NO           N/A               N/A
in compliance with Article 2441 Paragraph 1 of the
Italian Civil Code up to a max amount of EUR
190,000,000.00 issue premium included, through the
issuance of ordinary shares with no nominal value,
along with warrants free of payment, and contextual
corporate capital increase for a max amount equal to
5% of the current Corporate capital resulting from
the capital increase, as per item 3 of the agenda,
reserved to the exercise of warrants; request of
listing of warrants; related and consequential
resolution

PROPOSAL #4.: Approve the Corporate capital increase                       ISSUER          NO           N/A               N/A
in compliance with Article 2441 paragraph 1 of the
Italian Civil Code, versus payment, up to a max
amount of EUR 46,500,000.00 issue premium included,
through the issuance of ordinary shares with no
nominal value; related and consequential resolutions

PROPOSAL #5.: Authorize the Board of Directors in                          ISSUER          NO           N/A               N/A
compliance with Article 2443 Paragraph 2 of the
Italian Civil Code, to increase the Corporate capital
 as per Article 2441 Paragraph 1 of the Italian Civil
 Code, versus payment, in 1 or more tranches, for a
period of max 3 years effective from the approval of
the resolution, up to a max amount of EUR
25,000,000.00 through the issuance of ordinary shares
 with no nominal value; related and consequential
resolutions

PROPOSAL #6.: Approve the communications of Board of                       ISSUER          NO           N/A               N/A
Directors related and consequential resolutions

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TKH GROUP N.V.
  TICKER:                N/A             CUSIP:     N8661A121
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                      ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Discussion of the report of the                             ISSUER          NO           N/A               N/A
Executive Board and the financial statements for the
2008 FY

PROPOSAL #2.B: Adopt the annual financial statements                       ISSUER          YES          FOR               FOR
prepared by the Executive Board for the 2008 FY

PROPOSAL #2.C: Explanation of the policy concerning                        ISSUER          NO           N/A               N/A
reserves and dividend

PROPOSAL #2.D: Adopt the dividend for 2008 and the                         ISSUER          YES          FOR               FOR
time at which the dividend will be made available for
 payment

PROPOSAL #2.E: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Executive Board for their Management responsibilities

PROPOSAL #2.F: Grant discharge to the Members of the                       ISSUER          YES          FOR               FOR
Supervisory Board for their Supervisory
responsibilities

PROPOSAL #3.: Approve the voluntary application of                         ISSUER          YES        AGAINST           AGAINST
the entire regime applicable to two-tier companies
[Articles 2:158 to 2:164 of the Netherlands Civil

PROPOSAL #4.: Approve the vacancies on the                                 ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #5.: Appoint, in accordance with Article                          ISSUER          YES          FOR               FOR
32.1 of the Articles of Association, Deloitte
Accountants to Audit the TKH Group's annual financial
 statements for 2009

PROPOSAL #6.: Authorize the Executive Board to                             ISSUER          YES          FOR               FOR
acquire shares in the Company

PROPOSAL #7.A.1: Authorize the Executive Board to                          ISSUER          YES          FOR               FOR
issue ordinary shares

PROPOSAL #7.A.2: Authorize the Executive Board to                          ISSUER          YES          FOR               FOR
restrict or exclude the right of pre-emption of
shareholders with respect to the issue of shares
referred to under 7.A.1

PROPOSAL #7.B.1: Authorize the Executive Board to                          ISSUER          YES          FOR               FOR
issue cumulative financing preference share

PROPOSAL #7.B.2: Authorize the Executive Board to                          ISSUER          YES          FOR               FOR
restrict or exclude the right of pre-emption of
shareholders with respect to the issue of shares
referred to under 7.B.1

PROPOSAL #7.C: Authorize the Executive Board to issue                      ISSUER          YES        AGAINST           AGAINST
 cumulative protection preference share

PROPOSAL #8.: Amend the Articles of Association as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #9.: Any other business and close                                 ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOD'S SPA, SANT'ELPIDIO A MARE (AP)
  TICKER:                N/A             CUSIP:     T93619103
  MEETING DATE:          4/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors and the Auditors
report, allocation of profits, any adjournment thereof

PROPOSAL #2.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares, any adjournment thereof

PROPOSAL #3.: Appoint the Board of Directors for the                       ISSUER          NO           N/A               N/A
years 2009-2011 and approve the determination of its
components and emoluments, any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOGNUM AG, FRIEDRICHSHAFEN
  TICKER:                N/A             CUSIP:     D836B5109
  MEETING DATE:          6/9/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the Group financial
 statements and Group annual report and the report of
 the Board of Managing Directors pursuant to Sections
 289[4] and 315[4] of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 201,387,523.01 as
follows: payment of a dividend of EUR 0.70 per no-par
 share EUR 109,425,023.01 shall be carried forward
ex-dividend and payable date: 10 JUN

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board, including the retired members

PROPOSAL #5.: Appointment of the Auditors for the                          ISSUER          NO           N/A               N/A
2009 FY and interim reports: PricewaterhouseCoopers
AG, Stuttgart

PROPOSAL #6.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not differing neither more than 10% from
the market price of the shares, if they are acquired
through Stock Exchange, nor more than 20% if they are
 acquired by way of a repurchase offer on or before
08 DEC 2010, the Board of Managing Directors shall be
 authorized to dispose of the shares in a manner
other than the stock exchange or an offer to all
shareholders if the shares are sold at a price not
materially below their market price, to use the
shares in connection with mergers and acquisitions,
within the scope of the Company's Stock Option Plan
or for satisfying existing Convertible or option
rights, to float the shares on stock exchange and
retire the shares

PROPOSAL #7.1: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Edgar Kroekel

PROPOSAL #7.2: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Andreas Renschler

PROPOSAL #7.3: Elections to the Supervisory Board:                         ISSUER          NO           N/A               N/A
Mr. Albert Xaver Kirchmann [substitute]

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOMRA SYS A/S
  TICKER:                N/A             CUSIP:     R91733114
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting by the                        ISSUER          YES          FOR               FOR
Chairman of the Board of Directors; registration of
attending shareholders, including shareholders
represented by proxy

PROPOSAL #2.: Elect the Chairperson of the meeting                         ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect a person to sign the minutes of                        ISSUER          YES          FOR               FOR
the general meeting together with the Chairman of the
 meeting

PROPOSAL #4.: Approve the notice of the meeting and                        ISSUER          YES          FOR               FOR
the agenda

PROPOSAL #5.: Receive the report by the Management on                      ISSUER          YES          FOR               FOR
 the status of the Company and the Group

PROPOSAL #6.: Approve the annual report and annual                         ISSUER          YES          FOR               FOR
accounts for 2008; an ordinary dividend of NOK 0.50
per share shall be distributed; eligible for dividend
 for a share is the one being owner of the share by
the end of 21 APR 2009; the shares will be traded on
Oslo Stock Exchange excluding dividend as from 22 APR

PROPOSAL #7.: Approve the declaration from the Board                       ISSUER          YES          FOR               FOR
of Directors on the fixing of salaries and other
remunerations to leading personnel are duly noted;
the declaration regarding remuneration in the form of
 shares etc. is approved as binding for the Board of
Directors

PROPOSAL #8.: Approve that for the period APR 2008 to                      ISSUER          YES          FOR               FOR
 APR 2009, the Members of the Board of Directors are
remunerated as follows [last year's figures in
brackets]: Chairman of the Board: NOK 500,000
[720,000] External Board Members: NOK 385,000
[385,000] Internal Board Members: NOK 225,000
[225,000] Chairpersons and Members of the
Compensation Committee, Audit Committee, Corporate
Responsibility Committee and Nomination Committee are
 to be given a remuneration of NOK 45,000 [45,000]
and NOK 30,000 [30,000], respectively; the Auditor's
fee for 2008 of NOK 1,000,000 for audit of Tomra
Systems ASA per invoice is approved

PROPOSAL #9.: Re-elect Messrs. Tom Knoff, Ole Dahl                         ISSUER          YES          FOR               FOR
and Hild Kinder as the Nomination Committee and re-
elect Messrs. Svein Rennemo, Jorgen Randers, Hege M.
Norheim, Bjorn M. Wiggen and Aniela Gjos as the Board
 Members and the Committee nominates Messrs. Svein
Rennemo and Bjorn M. Wiggen as the Chairman and
Deputy Chairman, respectively

PROPOSAL #10.: Elect the Auditor                                           ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve the share capital of the                            ISSUER          YES          FOR               FOR
Company is reduced by NOK 5,000,000 by cancellation
of 5,000,000 treasury shares; the reduction will come
 into force when it is registered by the Norwegian
Register of Business Enterprises; amend the entry
into force the Articles of Association as follows:
Section 4 the share capital is NOK 150,020,078
divided into 150,020,078 shares, each having a par

PROPOSAL #12.: Authorize the Board of Directors, in                        ISSUER          YES          FOR               FOR
accordance with the Norwegian Public Limited
Liabilities Act Section 9-4, to acquire and dispose
of treasury shares; [Authority remains in force until
 the next AGM]; the Company may acquire shares up to
a total par value of NOK 10,000,000; the price paid
for the share may not be less than NOK 10 or greater
than NOK 100; the acquisitions shall be made on the
stock exchange within a normal spread. Treasury
shares may only be disposed of in order to carry out
the Share Saving Program and Share Option Program for
 the Group's employees, and in connection with
mergers and acquisitions of companies and businesses;
 the authority will enter into force once it is
registered by the Norwegian Register of Business

PROPOSAL #13.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital by up to NOK 15,000,000 by
 subscription of new shares; the authority may only
be employed in connection with mergers and
acquisitions of companies or businesses; the
shareholder's pre-emptive rights pursuant to the
Norwegian Public Limited Liability Companies Act
Section 10-4 may be disapplied; the authorization
encompasses non-cash share contributions and the
right to assume special obligations on the Company,
as well as a decision on a merger; the authorization
shall be valid until the next AGM in the Company; if
the authorization is employed, the Board of Directors
 may amend Section 4 of the Articles of Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOMSON GROUP LTD
  TICKER:                N/A             CUSIP:     G8917R108
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
consolidated financial statements of the Company and
its subsidiaries for the YE 31 DEC 2008 together with
 the reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of HKD 5.5                          ISSUER          YES          FOR               FOR
cents per share of the Company for the YE 31 DEC 2008

PROPOSAL #3.a.1: Re-elect Mr. Tong Chi Kar Charles as                      ISSUER          YES          FOR               FOR
 a Director of the Company

PROPOSAL #3.a.2: Re-elect Mr. Chuang Hsiao-Chen as a                       ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.a.3: Re-elect Mr. Lee Chan Fai as a                            ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #3.b: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
the Company to fix the fees of the Directors

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as                       ISSUER          YES          FOR               FOR
the Auditors of the Company and authorize the Board
of Directors of the Company to fix their remuneration

PROPOSAL #5.: Authorize the Board of Directors of the                      ISSUER          YES        AGAINST           AGAINST
 Company [the Board] to allot, issue and otherwise
deal with additional shares of HKD 0.50 each in the
capital of the Company and to make or grant offers,
agreements and options, during and after the relevant
 period, not exceeding 20% of the aggregate number of
 issued shares of the Company, otherwise than
pursuant to: i) a rights issue; or ii) an exercise of
 rights or subscription or conversion under the terms
 of any warrant or other securities issued by the
Company carrying right to subscribe for or purchase
of the shares of the Company; or iii) an exercise of
subscription rights under any Share Option Scheme of
the Company; or iv) any scrip dividend or similar
arrangement providing for the allotment of shares in
the capital of the Company in lieu of the whole or
part of a divided on shares of the Company in
accordance with the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable law to

PROPOSAL #6.: Authorize the Board of Directors of the                      ISSUER          YES          FOR               FOR
 Company to purchase its own shares of HKD 0.50 each,
 during the relevant period, on the Stock Exchange of
 Hong Kong Limited, in accordance with all applicable
 laws and regulations, not exceeding 10% of the
aggregate number of issued shares in the capital of
the Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable law to

PROPOSAL #7.: Approve to extend the general mandate                        ISSUER          YES        AGAINST           AGAINST
granted to the Board of Directors of the company to
allot, issue and otherwise deal with additional
shares in the capital of the company under Resolution
 (5), by the addition thereto of an amount
representing all those number of shares in the
capital of the company which may from time to time be
 purchased by the company pursuant to Resolution (6)

PROPOSAL #8.: Approve to increase the share capital                        ISSUER          YES        AGAINST           AGAINST
of the Company from HKD 750,000,000 to HKD
1,000,000,000 by the creation of a further
500,000,000 new shares of HKD 0.50 each in the

PROPOSAL #S.9: Amend the Articles 3, 6, 73, 77A, 80,                       ISSUER          YES          FOR               FOR
81, 82, 83, 84, 85, 88, 90, 92, 94, 96(ii), 99 and
116 of the Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOMSON GROUP LTD
  TICKER:                N/A             CUSIP:     G8917R108
  MEETING DATE:          6/5/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Supplemental                          ISSUER          YES          FOR               FOR
Agreement dated 17 APR 2009 [Supplemental agreement]
[as specified], entered into amongst Tomson Golf
[Shanghai] Limited [Tomson Golf] and Shanghai Tomson
Real Estate Investment & Development Company,
Limited; [Tomson Real Estate], both wholly owned
subsidiaries of the Company, Shanghia Tomson Pudong
Real Estate Development Company, Limited [Joint
Venture], a 70% owned subsidiary of the Company, and
Shanghia Pudong Land Development [Holding]
Corporation; [SPLD] i) to supplement and amend the
original transfer contract dated 03 OCT 2001 and the
original preparatory works contract dated 29 NOV 2001
 [as specified] and ii) pursuant to which Tomson
Golf, Tomson Real Estate and the joint Venture have
conditionally agreed to purchase and SPLD has
conditionally agreed to sell the revised portions [as
 specified] for a consideration of RMB 2,200 million;
 and authorize any one of the Directors of the
Company to sign or execute such other document, deed
or instrument for and on behalf of the Company and to
 do all such things and take all such actions as
he/she may consider necessary or desirable for the
purpose of giving effect to the Supplemental
Agreement and completing all the transactions
contemplated thereunder with such changes as he/she

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOMTOM NV
  TICKER:                N/A             CUSIP:     N87695107
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Presentation by Mr. H. C. A. Goddijn,                        ISSUER          NO           N/A               N/A
Chief Executive Officer

PROPOSAL #3.: Annual report 2008                                           ISSUER          NO           N/A               N/A

PROPOSAL #4.: Adopt the annual accounts 2008                               ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve to release from liability of                         ISSUER          YES          FOR               FOR
the Members of the Management Board

PROPOSAL #6.: Approve to release from liability of                         ISSUER          YES          FOR               FOR
the Members of the Supervisory Board

PROPOSAL #7.: The Company's policy on additions to                         ISSUER          NO           N/A               N/A
reserves and on dividends

PROPOSAL #8.: Approve the extension of the authority                       ISSUER          YES          FOR               FOR
of the Management Board to have the Company acquire
its own shares

PROPOSAL #9.a: Approve the extension of the authority                      ISSUER          YES        AGAINST           AGAINST
 of the Management Board to issue shares or to grant
rights to acquire shares

PROPOSAL #9.b: Approve the extension of the authority                      ISSUER          YES        AGAINST           AGAINST
 of the Management Board to restrict or exclude pre-
emptive rights

PROPOSAL #10.a: Re-appoint Mr. H. C. A. Goddijn as a                       ISSUER          YES          FOR               FOR
Member of the Management Board with effect from 28
APR 2009

PROPOSAL #10.b: Re-appoint Ms. M. M. Wyatt as a                            ISSUER          YES          FOR               FOR
Member of the Management Board with effect from 28

PROPOSAL #11.: Appoint Mr. P. N. Wakkie as a Member                        ISSUER          YES          FOR               FOR
of the Supervisory Board with effect from 28 APR 2009

PROPOSAL #12.: Adopt the proposals to amend the                            ISSUER          YES        AGAINST           AGAINST
remuneration policy for Members of the Management

PROPOSAL #13.a: Approve the proposed Tomtom NV                             ISSUER          YES        AGAINST           AGAINST
Management Board Stock Option Plan 2009

PROPOSAL #13.b: Authorize of the Management Board to                       ISSUER          YES        AGAINST           AGAINST
grant rights to subscribe for ordinary shares under
the Tomtom NV Employee Stock Option Plan 2009 and
Tomtom NV Management Board Stock Option Plan 2009 and
 to the extent required, exclude pre-emptive rights

PROPOSAL #14.: Re-appoint Deloitte Accountants BV as                       ISSUER          YES          FOR               FOR
the Auditor of the Company

PROPOSAL #15.: Questions                                                   ISSUER          NO           N/A               N/A

PROPOSAL #16.: Close                                                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOMTOM NV
  TICKER:                N/A             CUSIP:     N87695107
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the General Meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.A: Approve the presentation and                                ISSUER          NO           N/A               N/A
explanation on the rights offering and private
placement resolution

PROPOSAL #2.B: Authorize the Management Board                              ISSUER          YES        ABSTAIN           AGAINST
proposes to the general meeting and designate the
Management Board, in connection with the private
placement, subject to approval of the Supervisory
Board, to decide upon an issue of 11,603,031 ordinary
 shares, provided that this authorization can only be
 used to issue ordinary shares as required to raise
[approximately] EUR 71 million equity under the
private placement as the issuance will only be made
to certain investors, it is also proposed to the
general meeting to authorize and designate the
Management Board, subject to the prior approval of
the Supervisory Board, to resolve to exclude the
statutory pre-emptive rights pertaining to the
ordinary shares which can be issued pursuant to this

PROPOSAL #2.C: Approve to change the Articles of                           ISSUER          YES        ABSTAIN           AGAINST
Association in respect of the following subjects:
increase the capital of the Company according one of
the 3 following alternatives, depending on the
conditions of the rights issue and the alternative to
 be determined by the Managing Board alternative A:
increase the authorized share capital to [EUR
180,000,00 0] and is divided into [600,000,000]
ordinary shares each with a nominal value of [EUR
0.20] and [300,000,000] preferred shares each with a
nominal value of [EUR 0.20]; alternative B: increase
the authorized share capital to [EUR 270,000,000] and
 is divided into [900,000,000] ordinary shares each
with a nominal value of [EUR 0.20] and [450,000,000]
preferred shares each with a nominal value of [EUR
0.20]. alternative C: increase the authorized share
capital to [EUR 720,000,000] and is divided into
[2,400,000,000] ordinary shares each with a nominal
value of [EUR 0.20] and [1,200,000,000] preferred
shares each with a nominal value of [EUR 0.20]

PROPOSAL #2.D: Authorize the Management Board                              ISSUER          YES        ABSTAIN           AGAINST
proposes to the general meeting and designate the
Management Board, in connection with the rights
offering, subject to approval of the Supervisory
Board, to decide upon the issue of ordinary shares
and or to grant rights to subscribe for ordinary
shares [the sets see for a further explanation the
shareholder' circular] up to the maximum of the
authorized share capital relating to ordinary shares
as it will read after the amendment of the Articles
of Association implementing the adopted amendment I
as referred to under Item 2c [the 'new authorized
share capital'] provided that this authorization can
only be used to issue such a number of ordinary
shares and sets as required to raise 359 million
equity under the rights offering; if the Management
Board, with the approval of the Supervisory Board
decides to withdraw all proposals relating to the
increase of the authorized share capital as referred
to in agenda Resolution 2C under [a], [b] and [c],
the authorization under this resolution will be
granted to the maximum of the authorized share
capital relating to the ordinary shares as included

PROPOSAL #3.: Authorize the Management Board to                            ISSUER          YES        ABSTAIN           AGAINST
acquire the ordinary shares in the capital of the
Company which will be issued by the Management Board
under the authorization requested under Resolution 2B
 in connection with the private placement for a price
 per ordinary share with a minimum equal to the
nominal value of such ordinary shares and a maximum
equal to the issue price, the authorization is
requested for a period of 3 months, therefore ending

PROPOSAL #4.: Appoint Mr. J. E. Tjaden as a member of                      ISSUER          YES        ABSTAIN           AGAINST
 the Supervisory Board where all details as laid down
 in Article 2:158 Paragraph 5, Section 2:142
Paragraph 3 of the Dutch Civil Code are available for
 the general meeting of shareholders, this
appointment is under the condition precedent of the
closing of the right's offering

PROPOSAL #5.: Authorize any 2 members of the                               ISSUER          YES        ABSTAIN           AGAINST
Management Board acting jointly to represent Tomtom
N.V., to the extent and insofar a conflict of
interest exists within the meaning of Article 2:146
Dutch Civil Code between any of the Members of the
Management Board and Tomtom N.V., in relation to any
and all legal acts in connection with the equity

PROPOSAL #6.: Approve to change the Articles of                            ISSUER          YES        ABSTAIN           AGAINST
Association in respect of the following subjects: to
amend Article 20, Paragraph 4 of the Company's
Articles, in order to introduce some flexibility with
 respect to the determination of the dividend
entitlement of the preferred shares

PROPOSAL #7.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #8.: closing of the general meeting                               ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TONG YANG INDUSTRY CO LTD
  TICKER:                N/A             CUSIP:     Y8886R105
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.3 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOPDANMARK A/S, BALLERUP
  TICKER:                N/A             CUSIP:     K96213150
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the report on the Company's                          ISSUER          NO           N/A               N/A
activities in the past year

PROPOSAL #2.: Receive the audited annual report                            ISSUER          NO           N/A               N/A
signed by the Board of Directors and the Board of

PROPOSAL #3.: Adopt the annual report and decision on                      ISSUER          YES          FOR               FOR
 the appropriation of profits according to the Annual
 Accounts as adopted

PROPOSAL #4.A: Re-elect Mr. Jorgen Ajslev as a Member                      ISSUER          YES          FOR               FOR
 to the Board of Directors

PROPOSAL #4.B: Re-elect Mr. Anders Knutsen as a                            ISSUER          YES          FOR               FOR
Member to the Board of Directors

PROPOSAL #4.C: Re-elect Mr. Jens Maaloe as a Member                        ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #4.D: Re-elect Mr. Michael Pram Rasmussen as                      ISSUER          YES          FOR               FOR
 a Member to the Board of Directors

PROPOSAL #4.E: Re-elect Mr. Annette Sadolin as a                           ISSUER          YES          FOR               FOR
Member to the Board of Directors

PROPOSAL #4.F: Re-elect Mr. Knud J. Vest as a Member                       ISSUER          YES          FOR               FOR
to the Board of Directors

PROPOSAL #5.A: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
acquire own shares for the purpose of ownership or
security, the total of own shares held by the Company
 or its subsidiaries must not exceed 10% of the share
 capital, the shares can be acquired at a minimum
price of DKK 105 [market price of DKK 10.5] per share
 and a maximum price of current market value plus
10%; [Authority expires at the conclusion of the AGM
in 2010]

PROPOSAL #5.B: Authorize the Board of Directors to                         ISSUER          YES        AGAINST           AGAINST
issue to the Company's Board of Management and other
executives for 2010 up to 150,000 options, employee
shares with a nominal value of up to DKK 20,000 and
employee bonds with a nominal value of up to DKK 5m;
consequently approve to formulate Clauses 5 and 6 of
General guidelines for performance-related pay in
Topdanmark as specified for 2010

PROPOSAL #6.: Re-elect the Mrrres. Deloitte,                               ISSUER          YES          FOR               FOR
Statsautoriseret Revisionsaktieselskab of one state-
authorized public accountant to serve as Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTAL PRODUCE PLC, CO LOUTH
  TICKER:                N/A             CUSIP:     G8983Q109
  MEETING DATE:          5/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the statements of                        ISSUER          YES          FOR               FOR
account for the YE 31 DEC 2008 and the reports of the
 Directors and the Auditor thereon

PROPOSAL #2.: Approve the Interim dividends and                            ISSUER          YES          FOR               FOR
declare a final dividend of 1.15 cent per share on
the ordinary shares for the YE 31 DEC 2008

PROPOSAL #3.a: Re-elect Mr. C.P. McCann as a                               ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association and/or Combined Code on Corporate
Governance

PROPOSAL #3.b: Re-elect Mr. J.J. Kenndey as a                              ISSUER          YES          FOR               FOR
Director, who retires in accordance with the Articles
 of Association and/or Combined Code on Corporate
Governance

PROPOSAL #4.: Authorize the Directors to fix the                           ISSUER          YES          FOR               FOR
remuneration of the Auditor for the YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors, to allot                            ISSUER          YES          FOR               FOR
relevant securities [within the meaning of Section 20
 of the Companies [Amendment] Act, 1983] up to an
aggregate nominal amount of EUR 1,161,226
[116,122,621 shares, representing 33% of the nominal
value of the issued share capital]; [Authority
expires the earlier of the conclusion of the AGM of
the Company next year or 28 AUG 2010]; and the
Directors may allot relevant securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.6: Authorize the Directors, pursuant to                        ISSUER          YES          FOR               FOR
Article 8(d) of the Articles of Association and
Section 24 of the Companies [Amendment] Act, 1983, to
 allot equity securities [as specified by Section 23
of the Act] for cash pursuant to the authority to
allot relevant securities conferred on the Directors
by Resolutions 5 above in the notice of this meeting
as if sub-Section(1) of the said Section 23 did not
apply to any such allotment provided that this power
shall be limited to the matters provided for in
Article 8(d)(i) and (ii) of the Articles of
Association and provided further that the aggregate
nominal value of any shares which may be allotted
pursuant to Article 8(d)(ii) may not exceed EUR
351,887 [35,188,673 shares] representing 10% of the
nominal value of the issued share capital

PROPOSAL #S.7: Authorize the Company and/or any                            ISSUER          YES          FOR               FOR
subsidiary [an specified by Section 155 of the
Companies Act, 1963] of the Company, to make market
purchases [as specified by Section 212 of the
Companies Act, 1990] of shares of any class in the
Company [shares] on such terms and conditions and in
such manner an the Directors may determine from time
to time but subject to the provisions of the
Companies Act, 1990 and to the following
restrictions, and provisions: a) the maximum number
of ordinary shares [as specified in the Articles of
Association of the Company] authorized to be acquired
 pursuant to this resolution shall not exceed
35,188,673 [representing 10% of the issued share
capital]; b) the minimum price which may be paid for
any share shall be an amount equal to 105of the
nominal value thereof; c) the maximum price which may
 be paid for any share [a relevant share] shall be an
 amount equal to 105% of the average of the 5 amounts
 resulting from determining in this resolution in
relation to the shares of the same class as the
relevant share shall be appropriate for each of the 5
 business days immediately preceding the day on which
 the relevant share is purchased, as determined from
the information published in the Irish Stock Exchange
 Daily List reporting the business done on each of
these 5 business days: i) if there shall be more than
 one dealing reported for the day, the average of the
 prices at which such dealings took place; or ii)if
there shall be only one dealing reported for the day,
 the price at which such dealing took place; or iii)
if there shell not be any dealing reported for the
day, the average of the high and low market guide
prices for that day; and if there shall be only a
high [but not a low] or a low [but not a high] market
 guide price reported, or if there shall not be any
market guide price reported, for any particular day
then that day shall not count as one of the said 5
business days for the purposes of determining the
maximum price, if the means of providing the
foregoing information as to dealings and prices by
reference to which the maximum price is to be
determined is altered or is replaced by some other
means, then a maximum price shall be determined on
the basis of the equivalent information published by
the relevant authority in relation to dealings on the
 Irish Stock Exchange or its equivalent; [Authority
expires the earlier of the conclusion of the AGM of
the Company or 28 AUG 2010]; and the Company, before
the expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.8: Approve, subject to the passing of                          ISSUER          YES          FOR               FOR
Resolution 7, for the purpose of Section 209 of the
Companies Act 1990, to reissue price range at which
any treasury shares [as specified by the said Section
 209] for the time being held by the Company may be
reissued off-market shall be as follows: i) the
maximum price at which a treasury share may be
reissued off-market shall [be an amount equal to 120%
 of the appropriate price; and ii) the minimum price
at which a treasury share may be reissued off-market
shall be the nominal value of the share where such a
share is required to satisfy an obligation under an
Employee Share Scheme [as specified in the Companies
[Amendment] Act 1983] operated by the Company or, in
all other cases, an amount equal to 95% of the
appropriate price; and [Authority expire the earlier
of the next AGM of the Company or 28 AUG 2010]

PROPOSAL #S.9: Approve with effect from the                                ISSUER          YES          FOR               FOR
implementation met Irish Law of Directive 2007/36/EC
of the European Parliament and of the Council of 11
JUL 2007 on the exercise of certain rights of
shareholders and listed Companies, the provision in
Article 55(a) allowing for the convening of an EGM by
 at least 14 clear days' notice

PROPOSAL #S.10: Amend Articles 1(b), 72(a), 73 to 76                       ISSUER          YES          FOR               FOR
of the Articles of Association of the Company as
specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TOTVS SA
  TICKER:                N/A             CUSIP:     P92184103
  MEETING DATE:          4/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Amend the Article 3 of the Corporate                         ISSUER          YES          FOR               FOR
Bylaws of the Company to include in the Corporate
purpose the granting of franchises activity

PROPOSAL #II.: Amend the Article 20 of the                                 ISSUER          YES          FOR               FOR
Corporative Bylaws of the Company to change the
number and the composition of the Members to be
elected to the Company's Remuneration Committee

PROPOSAL #III.: Amend the Articles 21 and 24 of the                        ISSUER          YES          FOR               FOR
Corporate Bylaws of the Company to change the number
of Members of the Board of Directors, and approve the
 designation of the current Directorates and to
create new Directorates

PROPOSAL #IV.: Amend the Corporate Bylaws of the                           ISSUER          YES          FOR               FOR
Company

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRADEDOUBLER AB
  TICKER:                N/A             CUSIP:     W9663T100
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                       ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election Mr. Lars Lundquist as a                             ISSUER          NO           N/A               N/A
Chairman of the meeting

PROPOSAL #3.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval the agenda                                          ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election 1 or 2 persons to certify the                       ISSUER          NO           N/A               N/A
minutes

PROPOSAL #6.: Connsideration of whether the meeting                        ISSUER          NO           N/A               N/A
has been properly called

PROPOSAL #7.: Presentation of the annual accounts and                      ISSUER          NO           N/A               N/A
 the Auditors report and the consolidated accounts
and the consolidated Auditors report

PROPOSAL #8.: The Managing Director's presentation                         ISSUER          NO           N/A               N/A

PROPOSAL #9.: Report by the Chairman of the Board of                       ISSUER          NO           N/A               N/A
Directors on the work of the Board of Directors, the
remuneration committee and the audit committee, and
report by the Chairman of the nomination committee on
 the work of the nomination committee

PROPOSAL #10.a: Adopt the profit and loss account,                         ISSUER          YES          FOR               FOR
the balance sheet and the consolidated profit and
loss account and the consolidated balance sheet

PROPOSAL #10.b: Approve the allocation of the                              ISSUER          YES          FOR               FOR
Company's result according to the approved balance
sheet

PROPOSAL #10.c: Grant discharge from liability for                         ISSUER          YES          FOR               FOR
the Members of the Board of Directors and the
Managing Director

PROPOSAL #11.: Approve to determine the number of                          ISSUER          YES          FOR               FOR
Members of the Board of Directors to be 8

PROPOSAL #12.: Approve the compensation to the Board                       ISSUER          YES          FOR               FOR
of Directors shall amount to: SEK 450,000 to the
Chairman and SEK 200,000 to each of the other
Directors of the Board who are not employed by the
TradeDoubler group; for committee work, to the
Directors appointed by the Board of Directors; SEK
100,000 to Chairman of the audit committee and SEK
50,000 to each of the other Members of the Audit
Committee; SEK 50,000 to the Chairman of the
remuneration committee and SEK 25,000 to each of the
other Members of the remuneration committee; and the
Auditors shall be entitled to a fee in accordance
with the amount invoiced

PROPOSAL #13.: Re-elect Messrs. Kristofer Arwin,                           ISSUER          YES          FOR               FOR
Martin Henricson, Nick Hynes and Lars Stugemo as the
Directors of the Board and elect Messrs. Mats
Sundstrom, Helene Bergquist, Eva Bradhe and Caroline
Sundewall as the new Directors of the Board

PROPOSAL #14.: Elect Mr. Mats Sundstrom as a Chairman                      ISSUER          YES          FOR               FOR
 of the Board of Directors

PROPOSAL #15.: Elect Ernst & Young AB as a Auditor;                        ISSUER          YES          FOR               FOR
Thomas Forslund will be appointed as Auditor in charge

PROPOSAL #16.: Appoint the nomination committee as                         ISSUER          YES          FOR               FOR
specified

PROPOSAL #17.: Approve to determine principles for                         ISSUER          YES          FOR               FOR
compensation and other conditions of employment of
the Company management as specified

PROPOSAL #18.: Other matters                                               ISSUER          NO           N/A               N/A

PROPOSAL #19.: Conclusion of the meeting                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRAVIS PERKINS PLC, NORTHAMPTON
  TICKER:                N/A             CUSIP:     G90202105
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts                        ISSUER          YES        AGAINST           AGAINST
for the FYE 31 DEC 2008, together with the Directors'
 report, and the Directors' remuneration report, the
Auditors' report on those accounts and on the
auditable part of the Directors' remuneration report

PROPOSAL #2.: Re-appoint Mr. Andrew Simon as a Non-                        ISSUER          YES        ABSTAIN           AGAINST
Executive Director

PROPOSAL #3.: Re-appoint Mr. John Carter as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-appoint Mr. Tim Stevenson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES        AGAINST           AGAINST
 and authorize the Directors to fix their remuneration

PROPOSAL #6.: Re-appoint as a Director any person who                      ISSUER          YES          FOR               FOR
 has been appointed as a Director by the Board in
accordance with Articles 72 of the Company's Articles
 of Association after 01 APR 2009 but prior to this

PROPOSAL #7.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the FYE 31 DEC 2008

PROPOSAL #8.: Approve to increase the authorized                           ISSUER          YES        AGAINST           AGAINST
share capital

PROPOSAL #9.: Authorize the Director to allot                              ISSUER          YES          FOR               FOR
securities

PROPOSAL #S.10: Approve to disapply the pre-emption                        ISSUER          YES          FOR               FOR
provisions of Section 89 of the Companies Act 1985

PROPOSAL #S.11: Approve to call a general meeting                          ISSUER          YES          FOR               FOR
other than an AGM on not less than 14 days' clear
notice

PROPOSAL #S.12: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of its own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRAVIS PERKINS PLC, NORTHAMPTON
  TICKER:                N/A             CUSIP:     G90202105
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the increase in the Company's                        ISSUER          YES        AGAINST           AGAINST
authorized share capital

PROPOSAL #2.: Approve, subject to Resolution 1 being                       ISSUER          YES        AGAINST           AGAINST
passed, to grant authority to the issue of equity or
equity-linked securities with Pre-emptive rights
under a general authority up to GBP 6,954,084 and an
additional amount pursuant to a Rights Issue of up to
 GBP 8,590,337.90

PROPOSAL #S.3: Approve, subject to Resolution 2 being                      ISSUER          YES        AGAINST           AGAINST
 passed, to grant authority to issue of equity or
equity-linked securities without Pre-emptive rights
up to aggregate nominal amount of GBP 1,043,112

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRELLEBORG AB
  TICKER:                N/A             CUSIP:     W96297101
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Election of Mr. Anders Narvinger as the                      ISSUER          NO           N/A               N/A
 Chairman of the meeting

PROPOSAL #2.: Preparation and approval of the voting                       ISSUER          NO           N/A               N/A
list

PROPOSAL #3.: Election of 1 or 2 minutes-checkers                          ISSUER          NO           N/A               N/A

PROPOSAL #4.: Determination of whether the meeting                         ISSUER          NO           N/A               N/A
has been duly convened

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: President's presentation of operations                       ISSUER          NO           N/A               N/A

PROPOSAL #7.: Presentation of the annual accounts and                      ISSUER          NO           N/A               N/A
 the Auditors' reports for the parent Company and the
 Group

PROPOSAL #8.: Presentation of the work of the Board                        ISSUER          NO           N/A               N/A
of Directors and work within the remunerations, Audit
 and Finance Committees

PROPOSAL #9.A: Adopt the Parent Company income                             ISSUER          YES          FOR               FOR
statement and balance sheet and the consolidated
income statement and balance sheet

PROPOSAL #9.B: Approve the disposition to be made of                       ISSUER          YES          FOR               FOR
the Company's profits in accordance with the adopted
balance sheet: no dividend be paid for 2008

PROPOSAL #9.C: Grant discharge of the Members of the                       ISSUER          YES          FOR               FOR
Board of Directors and of the President from personal
 liability

PROPOSAL #10.: Approve the presentation of the work                        ISSUER          YES          FOR               FOR
of the Nominations Committee

PROPOSAL #11.: Approve that the number of Board                            ISSUER          YES          FOR               FOR
Members elected by the meeting remains unchanged at 7
 Members

PROPOSAL #12.: Approve the total fees paid to the                          ISSUER          YES          FOR               FOR
Board, excluding travel expenses, be SEK 2,750,000
[2,750,000], with SEK 950,000 [950,000] to be paid to
 the Chairman and SEK 360,000 [360,000] each to be
paid to those Board Members who are not employed
within the Trelleborg Group; the Auditors' fees shall
 be based on an agreement regarding a cost level for
the 4 year mandate period, that is, until the close
of the AGM in 2012, with annual adjustment for
exchange-rate fluctuations and changes in the salary
cost index, as well as changes that significantly
affect the scope of the work; fees paid to those
assigned to the Audit Committee be SEK 150,000
[150,000] for the Chairman and SEK 100,000 [100,000]
each for other Members; fees paid to those assigned
to the Remuneration Committee be SEK 50,000 [50,000]

PROPOSAL #13.: Re-elect Messrs. Helene Bergquist,                          ISSUER          YES          FOR               FOR
Staffan Bohman, Claes Lindqvist, Anders Narvinger,
Soren Mellstig and Peter Nilsson as the Board
Members; Mr. Rolf Kjellman has declined re-election
prior to the 2009 AGM; elect Mr. Hans Biorck as new
Board Member; re-elect Mr. Anders Narvinger as a
Chairman of the Board

PROPOSAL #14.: Approve the decision regarding the                          ISSUER          YES          FOR               FOR
specified remuneration principles for the President
and the Senior Executives

PROPOSAL #15.: PLEASE NOTE THAT THIS IS A SHAREHOLDER                      ISSUER          YES          FOR             AGAINST
 PROPOSAL: approve the decision on the appointment of
 Nomination Committee as specified

PROPOSAL #16.1: Amend Section 4 of the Articles of                         ISSUER          YES          FOR               FOR
Association of the Company as specified to facilitate
 the reduction of the Company's share capital as
proposed in Resolution 16.2

PROPOSAL #16.2: Approve to reduce the Company's share                      ISSUER          YES          FOR               FOR
 capital, which currently amounts to SEK
2,258,931,525, by SEk 2,078,217,003, without
withdrawal of shares, for provisions for a fund to be
 utilized according to the resolution by the AGM, to
facilitate and assist in the rights issue of shares
according to the Resolution 16.4

PROPOSAL #16.3A: Approve that the Company's share                          ISSUER          YES          FOR               FOR
capital limits shall, following the amendment to the
Articles of Association according to Resolution 16.1,
 be amended from a minimum of SEK 175,000,000 and a
maximum of SEK 700,000,000 to a minimum of SEK
2,000,000,000 and a maximum of SEK 8,000,000,000 and
a minimum and maximum number of shares to be amended
from a minimum of 60,000,000 and maximum of
240,000,000 to a minimum of 175,000,000 and a maximum
 of 700,000,000, whereby Sections 4 and 5 of the
Articles of Association shall be worded as specified,
 to facilitate the rights issue of shares according
to the Resolution 16.4

PROPOSAL #16.3B: Approve that the Company's share                          ISSUER          YES        AGAINST           AGAINST
capital limits shall, after amendment to the Articles
 of Association according to Resolution 16.1, be
amended from a minimum of SEK 175,000,000 and a
maximum of SEK 700,000,000 to a minimum of SEK
2,000,000,000 and a maximum of SEK 8,000,000,000 and
a minimum and maximum number of shares shall be
amended from a minimum of 60,000,000 and a maximum of
 240,000,000 to a minimum of 700,000,000 and a
maximum of 2,800,000,000, whereby Sections 4 and 5 of
 the Articles of Association shall be worded as
specified, to facilitate the rights issue of shares
according to the Resolution 16.4

PROPOSAL #16.4: Approve to increase the Company's                          ISSUER          YES          FOR               FOR
share capital through a rights issue with
preferential rights for shareholders under the

PROPOSAL #16.5: Approve the bonus issue as specified                       ISSUER          YES          FOR               FOR

PROPOSAL #17: Close meeting                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TREVI-FINANZIARIA INDUSTRIALE SPA, CESENA (FO)
  TICKER:                N/A             CUSIP:     T9471T106
  MEETING DATE:          4/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at                           ISSUER          NO           N/A               N/A
31DEC 2008, consolidated financial statement at 31
DEC 2008, Board of Directors, Auditors and audit firm
 report, allocation of profits and any adjournment

PROPOSAL #2.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares and any adjournment thereof

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRINITY MIRROR P L C
  TICKER:                N/A             CUSIP:     G90637102
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report, the                            ISSUER          YES          FOR               FOR
financial statements and the Auditors report for the
52 weeks ended 28 DEC 2008

PROPOSAL #2.: Receive and adopt the remuneration                           ISSUER          YES          FOR               FOR
report including the Remuneration Committee's
Remuneration Policy for the Executive Directors as
specified for the 52 weeks ended 28 DEC 2008

PROPOSAL #3.: Re-appoint Ms. Sly Bailey as a Director                      ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #4.: Re-appoint Ms. Laura Wade-Gery as a                          ISSUER          YES          FOR               FOR
Director

PROPOSAL #5.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 and authorize the Directors to fix the Auditors'
remuneration

PROPOSAL #6.: Authorize the Directors, in                                  ISSUER          YES          FOR               FOR
substitution for all subsisting authorities, in
accordance with Section 80 Companies Act 1985[the
1985 Act], to allot relevant securities [Section 80
of the 1985 Act] up to an aggregate nominal amount of
 GBP 8,503,782 and in connection with a rights issue
in favor of holders of ordinary shares where the
equity securities respectively attributable to the
interests of all such holders are proportionate[as
nearly as may be] to the respective numbers of
ordinary shares held by them[but subject to such
exclusions or other arrangements as the Directors may
 deem necessary or expedient in relation to treasury
shares, fractional entitlements or any legal or
practical problem under the laws of, or the
requirements of any regulatory body or any stock
exchange in, any territory or by virtue of shares
being represented by depository receipts or otherwise
 howsoever up to an aggregate nominal amount of GBP
17,007,563; [Authority expires the earlier of the
conclusion of the next AGM of the Company or 28 JUN
2010]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.7: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any existing authority, subject to
the passing of Resolution 6 and pursuant to Section
95(1) of the 1985 Act, to allot equity securities
[Section 94 of the 1985 Act] for cash, disapplying
the statutory pre-emption rights [Section 89(1) of
the 1985 Act], provided that this power is limited to
 the allotment of equity securities: i) in connection
 with a rights issue in favor of ordinary
shareholders; ii) in connection with an open offer or
 other offers in favor of securities[not being a
rights issue] in favor of holders of ordinary
shareholders; iii) up to an aggregate nominal amount
of GBP 1,288,452; [Authority expires the earlier of
the conclusion of the next AGM of the Company or 28
JUN 2010]; and the Directors may allot equity
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to

PROPOSAL #S.8: Authorize the Company, pursuant to and                      ISSUER          YES          FOR               FOR
 in accordance with Section 166 of the 1985 Act, to
make market purchases [within the meaning of Section
163(3) of the1985 Act ] of ordinary shares on such
terms and in such manner as the Directors may from
time to time determine and in substitution for all
existing powers conferred on the Directors provided
that: a) the maximum number of ordinary shares hereby
 authorized to be purchased is 25,769,036; b) at a
minimum price which may be paid for each ordinary
share is 10p exclusive of expenses; c) the maximum
price which may be paid for each ordinary share is an
 amount equal to the higher of: i) 105% of the
closing middle market price for an ordinary shares as
 derived from the London Stock Exchange Daily
Official List, over the previous 5 business days
immediately preceding the date; ii) that stipulated
by Article 5[1] of the buy-back and stabilizing
regulation 2003; [Authority expires the earlier of
the conclusion of the next AGM of the Company or 13
AUG 2010]; and authorize the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #9.: Authorize the Company and all Companies                      ISSUER          YES          FOR               FOR
 that are subsidiaries of the Company at any time
during the period which this resolution has effect,
in accordance with Section 367 of the Companies Act
2006 [the 2006 Act] to: i) make political donations
to political parties and/or independent election
candidates not exceeding GBP 50,000 in total; and/or
ii) make political donations to political
organization other than political parties not
exceeding GBP 50,000 in total; and/or iii) incur
political expenditure not exceeding GBP 50,000;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 13 MAY2010]; provided
that the aggregate amount of any such donations and
expenditure within such period shall not exceed GBP

PROPOSAL #S.10: Approve a general meeting [other than                      ISSUER          YES          FOR               FOR
 an AGM] may be called on not less than 14 clear days
 notice; and [Authority expires at the conclusion of
the next AGM of the Company]

PROPOSAL #S.11: Amend, with effect from 01 OCT 2009,                       ISSUER          YES          FOR               FOR
the Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TRIPOD TECHNOLOGY CO LTD
  TICKER:                N/A             CUSIP:     Y8974X105
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement,                        ISSUER          NO           N/A               N/A
guarantee and monetary loans

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 2.2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings and staff bonus, proposed
stock dividend: 10 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B81.1: Elect Mr. Jimmy Wang, Shareholder                         ISSUER          YES          FOR               FOR
No: 1 as a Director

PROPOSAL #B81.2: Elect Mr. James Hu, Shareholder No:                       ISSUER          YES          FOR               FOR
167 as a Director

PROPOSAL #B81.3: Elect Mr. T. K. Hsu, Shareholder No:                      ISSUER          YES          FOR               FOR
 6 as a Director

PROPOSAL #B82.1: Elect Mr. Hung-Chan Wu; ID No:                            ISSUER          YES          FOR               FOR
R120019251 as an Independent Director

PROPOSAL #B82.2: Elect Mr. Lawrence T. Kou, ID No:                         ISSUER          YES          FOR               FOR
F102254762 as an Independent Director

PROPOSAL #B83.1: Elect Mr. L. F. Tsai, ID No:                              ISSUER          YES          FOR               FOR
P120718337 as a Supervisor

PROPOSAL #B83.2: Elect Chinsan International                               ISSUER          YES          FOR               FOR
Investment Limited, Shareholder No: 21335 as a
Supervisor

PROPOSAL #B83.3: Elect Chaosan Investment Limited,                         ISSUER          YES          FOR               FOR
Shareholder No: 24186 as a Supervisor

PROPOSAL #B.9: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TSRC CORPORATION
  TICKER:                N/A             CUSIP:     Y84690109
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial business                         ISSUER          YES          FOR               FOR
reports and financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed dividend: TWD 2.8 per share

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B51.1: Elect Hao Ran Foundation,                                 ISSUER          YES          FOR               FOR
[Shareholder No. 158693], Representative: Mr. Shao Yu
 Wang as a Director

PROPOSAL #B51.2: Elect Hao Ran Foundation,                                 ISSUER          YES          FOR               FOR
[Shareholder No. 158693], Representative: Mr. Nita
Ing as a Director

PROPOSAL #B51.3: Elect Hao Ran Foundation,                                 ISSUER          YES          FOR               FOR
[Shareholder No. 158693], Representative: Mr. Tzu Wei
 Lee as a Director

PROPOSAL #B51.4: Elect Hao Ran Foundation,                                 ISSUER          YES          FOR               FOR
[Shareholder No. 158693], Representative: Mr. Liang
Chang as a Director

PROPOSAL #B51.5: Elect Wei Dah Development Co., Ltd,                       ISSUER          YES          FOR               FOR
[Shareholder No. 17471], Representative: Mr. Charles
Huang as a Director

PROPOSAL #B51.6: Elect Wei Dah Development Co., Ltd,                       ISSUER          YES          FOR               FOR
[Shareholder No. 17471], Representative: Mr. J. K.
Loh as a Director

PROPOSAL #B51.7: Elect Ching Shan Zhen Corporation,                        ISSUER          YES          FOR               FOR
[Shareholder No. 169779], Representative: Mr. D. Otto
 Cheng as a Director

PROPOSAL #B51.8: Elect Mr. Harry M.F. Huang,                               ISSUER          YES          FOR               FOR
[Shareholder ID-N100402702] as a Director

PROPOSAL #B51.9: Elect Mr. Ting Kai [Peter] Wu,                            ISSUER          YES          FOR               FOR
[Shareholder ID-B100649170] as a Director

PROPOSAL #B52.1: Elect Mr. Dragony Investment                              ISSUER          YES          FOR               FOR
Corporation, [Shareholder No. 154352] as a Supervisor

PROPOSAL #B52.2: Elect Mr. Miles Hsieh [Shareholder                        ISSUER          YES          FOR               FOR
ID-R102897284] as a Supervisor

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TT HELLENIC POSTBANK SA
  TICKER:                N/A             CUSIP:     X9243V103
  MEETING DATE:          4/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the share capital increase up                        ISSUER          NO           N/A               N/A
to the amount of  526,3 million, by issuing new
common registered  shares, with voting rights and
preemptive right on behalf of the old shareholders

PROPOSAL #2.: Amend the Articles 6 [regarding share                        ISSUER          NO           N/A               N/A
capital] and 7 [regarding shares] of the Bank's
Articles of Association and codification into a
common text

PROPOSAL #3.: Miscellaneous issues and announcements                       ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TT HELLENIC POSTBANK SA
  TICKER:                N/A             CUSIP:     X9243V103
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the increase of the Bank's                           ISSUER          NO           N/A               N/A
share capital up to the amount of EUR 526.3 million,
through payment in cash and through the issuance of
new common register shares granting of rights of pre-
emption to existing shareholders

PROPOSAL #2.: Amend Articles 6 about share capital                         ISSUER          NO           N/A               N/A
and 7 about shares of the Bank's Articles of
Association and codification into a consolidated

PROPOSAL #3.: Miscellaneous announcements                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TT HELLENIC POSTBANK SA
  TICKER:                N/A             CUSIP:     X9243V103
  MEETING DATE:          6/30/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and                         ISSUER          NO           N/A               N/A
the consolidated ones for 2009 along with Board of
Director's and Chartered Auditors' reports and of
profits disposal

PROPOSAL #2.: Approve the dismissal of Board of                            ISSUER          NO           N/A               N/A
Directors and Chartered Auditors from every
compensational responsibility for 2008

PROPOSAL #3.: Approve the Board of Director's                              ISSUER          NO           N/A               N/A
salaries and benefits for 2008

PROPOSAL #4.: Approve the pre-approval of Board of                         ISSUER          NO           N/A               N/A
Director's salaries and benefits for 2009

PROPOSAL #5.: Elect the ordinary and substitute                            ISSUER          NO           N/A               N/A
Chartered Auditors for 2009 and approve to determine
their salaries

PROPOSAL #6.: Approve the validation of the election                       ISSUER          NO           N/A               N/A
of Hellenic Republic's representative as additional
Board of Director Member

PROPOSAL #7.: Elect the new Board of Director due to                       ISSUER          NO           N/A               N/A
the end of service of the previous one and
determination of its Independent Non-Executive Members

PROPOSAL #8.: Authorize the Board of Director and                          ISSUER          NO           N/A               N/A
Managers to participate in Board of Director's
meetings or in the Administration of linked Companies
 or Companies of the same scopes

PROPOSAL #9.a: Approve the validation of the                               ISSUER          NO           N/A               N/A
appointment of Audit Committee's Members

PROPOSAL #9.b: Approve the constitution of Audit                           ISSUER          NO           N/A               N/A
Committee and appoint the Members

PROPOSAL #10.: Approve the contracts pursuant to Law                       ISSUER          NO           N/A               N/A
2190/1920 Article 23a

PROPOSAL #11.: Other issues, announcements and                             ISSUER          NO           N/A               N/A
notifications

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUBACEX SA, ALAVA
  TICKER:                N/A             CUSIP:     E45132136
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
Management report of the exercise 2008

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
and the voluntary reserve

PROPOSAL #3.: Approve the Management report of the                         ISSUER          YES          FOR               FOR
Board of Directors of the consolidated group

PROPOSAL #4.: Re-elect and appoint the Board Members                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #5.: Appoint the Auditors                                         ISSUER          YES          FOR               FOR

PROPOSAL #6.: Authorize the Board of Directors for                         ISSUER          YES          FOR               FOR
the acquisition of own derivated shares and authorize
 to transfer the shares acquired leaving without
effect the previous agreement of the OGM of 22 MAY

PROPOSAL #7.: Approve the faculty for to Public the                        ISSUER          YES          FOR               FOR
adopted agreements in the Mercantile Register

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUBOS REUNIDOS SA, ALAVA
  TICKER:                N/A             CUSIP:     E9214G144
  MEETING DATE:          6/3/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report and the Management of the Board of
Tubos Reunidos and the consolidated group

PROPOSAL #2.: Approve the application of the result                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #3.: Appoint and re-elect the Board Members                       ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.: Appoint and re-elect the Auditors                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the modification of the 32                           ISSUER          YES          FOR               FOR
Article of the Company Bylaws about the retribution
of the Board Members

PROPOSAL #6.: Receive the report about the regulation                      ISSUER          YES          FOR               FOR
 of the Board Members

PROPOSAL #7.: Authorize the Board for the acquisition                      ISSUER          YES          FOR               FOR
 of own shares

PROPOSAL #8.: Authorize the Board for the                                  ISSUER          YES          FOR               FOR
transformation of Tubos Reunidos S.A in a holding

PROPOSAL #9.: Approve the delegation of the faculties                      ISSUER          YES          FOR               FOR
 for the formalization, correction, inscription and
execution of the agreements adopted in the OGM

PROPOSAL #10.: Approve the minutes                                         ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TULLETT PREBON PLC
  TICKER:                N/A             CUSIP:     G9130W106
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited accounts for the YE                      ISSUER          YES          FOR               FOR
 31 DEC 2008 together with the reports of the
Directors and the Auditors' thereon

PROPOSAL #2.: Approve the report on the Directors'                         ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #3.: Re-elect Mr. Keith Hamill as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Terry Smith as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company [to hold office from the conclusion
of the meeting until the conclusion of the next
general meeting at which accounts are laid] and
authorize the Board to fix their remuneration

PROPOSAL #6.: Declare a final dividend in respect of                       ISSUER          YES          FOR               FOR
the YE 31 DEC 2008 be payable at the rate of 8.0p per
 share on 21 MAY 2009 to shareholders registered at
the close of business on 01 MAY 2009

PROPOSAL #7.: Authorize the Directors, in accordance                       ISSUER          YES          FOR               FOR
with Article 6 of the Company's Articles of
Association to allot relevant securities up to an
aggregate nominal amount of GBP 17,942,799; and
further to allot relevant securities up to an
additional aggregate nominal amount of GBP 17,942,799
 in connection with a rights issue [as specified in
Article 7 of the Company's Articles of Association];
[Authority expires at the conclusion of the next AGM
of the Company after the passing of this resolution
or, if earlier on 01 JUL 2010]; and all previous
unutilized authorities under Section 80 of the
Companies Act 1985 shall cease to have effect [save
to the extent that the same are exercisable pursuant
to Section 80(7) of the Companies Act 1985 by reason
of any offer or agreement made prior to the date of
this resolution, which would or might require
relevant securities to be allotted on or after that

PROPOSAL #S.8: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Article 7 of the Company's Articles of
Association, to allot equity securities for cash; the
 power under Paragraph [a] above [other than in
connection with Article 7[a] [i] of the Company's
Articles of Association] shall be limited to the
allotment of equity securities having a nominal
amount not exceeding in aggregate GBP 2,691,420;
[Authority expires at the conclusion of the next AGM
of the Company after the passing of this resolution
or if earlier on 01 JUL 2010]; all previous
authorities under Section 95 of the Companies Act
1985 shall cease to have effect

PROPOSAL #S.9: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with Article 11 of the Company's Articles of
Association and the Companies Act 1985, the Company
to make market purchases [as specified by Section 163
 of the Companies Act 1985] of its Ordinary Shares of
 25p each in the capital of the Company ['Ordinary
Shares'] on such terms and in manner as the Directors
 of the Company determine, provided that: the maximum
 number of Ordinary Shares to be purchased shall be
21,531,358; the minimum price which may be paid for
an Ordinary Share shall be 25p [exclusive of expenses
 payable by the Company in connection with the
purchase]; the maximum price which may be paid for an
 Ordinary share shall not be more than the higher of
105% of the average of the middle market quotations
for an Ordinary share derived from the Daily Official
 List of the London Stock Exchange for the 5 business
 days immediately preceding the day on which the
Ordinary Share is purchased and the amount stipulated
 by Article 5[1] of the buy-back and Stabilization
Regulations 2003 [exclusive of expenses payable by
the Company in connection with the purchase];
[Authority expires at the conclusion of the next AGM
of the Company or if earlier on 01 JUL 2010]; and the
 Company may enter into contracts to purchase
ordinary shares under the authority conferred prior
to the expiry of such authority, which contracts will
 or may be executed wholly or partly after the expiry
 of such authority and may make purchases of ordinary
 shares pursuant to any such contracts

PROPOSAL #S.10: Approve, in accordance with the                            ISSUER          YES          FOR               FOR
Company's Articles of Association, a general meeting
[other than an AGM] may be called on not less than 14
 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TUNG HO STL ENTERPRISE CORP
  TICKER:                N/A             CUSIP:     Y90030100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report on the operations of 2008                         ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report on supervisors audit review                       ISSUER          NO           N/A               N/A
regarding financial statements of 2008`

PROPOSAL #A.3: To reporting the status of                                  ISSUER          NO           N/A               N/A
endorsements and guarantees to other Companies

PROPOSAL #A.4: To reporting the status of loans to                         ISSUER          NO           N/A               N/A
other Companies

PROPOSAL #A.5: To reporting the status of buying back                      ISSUER          NO           N/A               N/A
 treasury stocks

PROPOSAL #A.6: To reporting the status of our                              ISSUER          NO           N/A               N/A
domestic convertible bond

PROPOSAL #A.7: To reporting the status of the assets                       ISSUER          NO           N/A               N/A
loss valuation in 2008

PROPOSAL #B.1: Approve the admitting financial                             ISSUER          YES          FOR               FOR
reports of 2008

PROPOSAL #B.2: Approve the admitting the profits                           ISSUER          YES          FOR               FOR
distribution proposal of 2008; [cash dividend TWD 1.5
 per share, stock dividend 30 shares per 1,000 shares
 from retain earnings subject to 20% withholding Tax]

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings: proposed stock dividend: 30
for 1,000 shares held

PROPOSAL #B.4: Approve to revising the Articles of                         ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.5: Approve to revising the loans to other                      ISSUER          YES          FOR               FOR
 Companies

PROPOSAL #B.6: Approve to revising the endorsements                        ISSUER          YES          FOR               FOR
and guarantees to other Companies

PROPOSAL #B.7: Approve to revising to the disposal                         ISSUER          YES          FOR               FOR
procedures of derivatives transaction

PROPOSAL #B.8: Extemporary motions                                         ISSUER          YES          FOR             AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK HAVA YOLLARI A O
  TICKER:                N/A             CUSIP:     M8926R100
  MEETING DATE:          5/4/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board                     ISSUER          NO           N/A               N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the                       ISSUER          NO           N/A               N/A
minutes of the meeting

PROPOSAL #3.: Approve the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, the Board of Directors, the Auditors and the
Independent Auditors report

PROPOSAL #4.: Approve the balance sheet and income                         ISSUER          NO           N/A               N/A
statements for year 2008

PROPOSAL #5.: Approve to absolve the Board Members                         ISSUER          NO           N/A               N/A
and the Auditors

PROPOSAL #6.: Approve the profit distribution                              ISSUER          NO           N/A               N/A
proposal of the Board of Directors

PROPOSAL #7.: Approve the Independent Auditing Firm                        ISSUER          NO           N/A               N/A

PROPOSAL #8.: Approve to inform to the shareholders                        ISSUER          NO           N/A               N/A
about the donations

PROPOSAL #9.: Approve to determine 2 Members for                           ISSUER          NO           N/A               N/A
Board Committee and Audit Committee by the Group A
shareholders

PROPOSAL #10.: Elect the Board Members                                     ISSUER          NO           N/A               N/A

PROPOSAL #11.: Elect the Auditors                                          ISSUER          NO           N/A               N/A

PROPOSAL #12.: Approve to determine the monthly gross                      ISSUER          NO           N/A               N/A
 salaries of the Board of Directors and the Auditors

PROPOSAL #13.: Closure                                                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TURK SISE VE CAM FABRIKALARI A.S.
  TICKER:                N/A             CUSIP:     M9013U105
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and election of the                                  ISSUER          NO           N/A               N/A
Presidential Board, authorize the Chairmanship to
sign the minutes of the meeting

PROPOSAL #2.: Receive the activities and accounts of                       ISSUER          NO           N/A               N/A
2008, the reports of the Board of Directors, the
Board of Auditors and the Independent External
Auditors report

PROPOSAL #3.: Ratify the balance sheet and income                          ISSUER          NO           N/A               N/A
statements for the year 2008

PROPOSAL #4.: Approve the way of distribution and the                      ISSUER          NO           N/A               N/A
 date of distribution of 2008's profit

PROPOSAL #5.: Grant discharge of Board of Directors                        ISSUER          NO           N/A               N/A
and the Board of Auditors

PROPOSAL #6.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Directors

PROPOSAL #7.: Elect the Members of the Board of                            ISSUER          NO           N/A               N/A
Auditors

PROPOSAL #8.: Authorize the Members of the Board of                        ISSUER          NO           N/A               N/A
Directors to participate in activities according to
the Articles 334 and 335 of the Turkish Commercial

PROPOSAL #9.: Approve to determine the monthly gross                       ISSUER          NO           N/A               N/A
salaries of the Board of Directors

PROPOSAL #10.: Approve to determine the monthly gross                      ISSUER          NO           N/A               N/A
 salaries of the Board of Auditors

PROPOSAL #11.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information about the donations made throughout the

PROPOSAL #12.: Amend the Company Articles of                               ISSUER          NO           N/A               N/A
Association

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TV AZTECA SA DE CV
  TICKER:                N/A             CUSIP:     P9423F109
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #I.: Presentation and if relevant approval                        ISSUER          NO           N/A               N/A
of the report from the Board of Directors of the
Company, report from the Audit Committee and report
from the Chief Executive Officer, for the year 2008 FY

PROPOSAL #II.: Presentation and if relevant approval                       ISSUER          NO           N/A               N/A
of the report from the Commissioner with relation to
the report from the Board of Directors regarding the
activities conducted to 31 DEC 2008

PROPOSAL #III.: Discussion of the Audited Financial                        ISSUER          NO           N/A               N/A
Statements and of the Balance Sheet of the Company,
as well as the plan for the allocation of results and
 if relevant distribution of the profit, for the FYE
31 DEC 2008

PROPOSAL #IV.: Determination of the payment of a                           ISSUER          NO           N/A               N/A
unitary preferred dividend for the Series D-A shares
and for the series D-L shares

PROPOSAL #V.: Determination of the maximum amount of                       ISSUER          NO           N/A               N/A
funds to be allocated for the purchase of the
Company's own shares for the 2009 FY

PROPOSAL #VI.: Ratification or if relevant                                 ISSUER          NO           N/A               N/A
designation of members of the Board of Directors, as
well as the ratification or if relevant designation
of the Chairperson of the audit Committee, Secretary
and Vice Secretary of the Company, determination of
their compensation

PROPOSAL #VII.: Presentation and if relevant approval                      ISSUER          NO           N/A               N/A
 of the report regarding the fulfillment of the tax
obligations that are the responsibility of the Company

PROPOSAL #VIII.: Designation of special delegates who                      ISSUER          NO           N/A               N/A
 will formalize the resolutions passed at the meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                TXC CORP
  TICKER:                N/A             CUSIP:     Y90156103
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: To report business operation result of                      ISSUER          NO           N/A               N/A
 FY 2008

PROPOSAL #1.2: Supervisors review financial reports                        ISSUER          NO           N/A               N/A
of FY 2008

PROPOSAL #1.3: To report the status of the investment                      ISSUER          NO           N/A               N/A
 in Mainland China

PROPOSAL #1.4: To report the issuance and conversion                       ISSUER          NO           N/A               N/A
status of domestic 2nd unsecured convertible bonds

PROPOSAL #1.5: To report the status of the                                 ISSUER          NO           N/A               N/A
endorsements/guarantees and lending funds to others

PROPOSAL #2.1: Ratify the financial reports of FY 2008                     ISSUER          YES          FOR               FOR

PROPOSAL #2.2: Ratify the new profit allocation of FY                      ISSUER          YES          FOR               FOR
 2008

PROPOSAL #3.1: Approve to discuss issuing additional                       ISSUER          YES          FOR               FOR
shares from retained earnings and employees profit

PROPOSAL #3.2: Amend a part of Company Articles                            ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Amend the trading procedures of                             ISSUER          YES          FOR               FOR
derivative products

PROPOSAL #3.4: Amend the process procedures of                             ISSUER          YES          FOR               FOR
endorsements/guarantees

PROPOSAL #3.5: Amend the process procedures of                             ISSUER          YES          FOR               FOR
lending funds to others

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UK COAL PLC
  TICKER:                N/A             CUSIP:     G91724107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts                       ISSUER          YES          FOR               FOR

PROPOSAL #2.: Re-elect Mr. Peter Hazell as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.: Re-elect Mr. Michael Toms as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditor

PROPOSAL #6.: Approve to allow Directors to fix                            ISSUER          YES          FOR               FOR
Auditors remuneration

PROPOSAL #7.: Approve to allot relevant securities                         ISSUER          YES          FOR               FOR

PROPOSAL #S.8: Approve to disapply the pre-emption                         ISSUER          YES          FOR               FOR
provisions in Section 89 of the Companies Act 1985

PROPOSAL #S.9: Grant authority for the purchase of                         ISSUER          YES          FOR               FOR
own shares

PROPOSAL #S.10: Approve to replace the Company's                           ISSUER          YES          FOR               FOR
Articles of Association as at 01 OCT 2009 and delete
the provisions of the Company's Memorandum of
Association which would otherwise be treated as
provisions of the Company's Articles of Association
at that date

PROPOSAL #S.11: Approve to reduce the time at which a                      ISSUER          YES          FOR               FOR
 general meeting [other than an AGM] can be called

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UK COMMERCIAL PROPERTY TRUST LTD, CHANNEL ISLAND
  TICKER:                N/A             CUSIP:     G9177R101
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the annual report and                      ISSUER          YES          FOR               FOR
 the accounts of the Company for the YE 31 DEC 2008

PROPOSAL #2.: Re-elect Ernst & Young LLP as the                            ISSUER          YES          FOR               FOR
Auditors to the Company, until the conclusion of the
next AGM

PROPOSAL #3.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the Auditors remuneration

PROPOSAL #4.: Re-elect Mr. Dorrian as a Director of                        ISSUER          YES          FOR               FOR
the Company

PROPOSAL #5.: Re-elect Mr. Robertson as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #6.: Re-elect Mr. Wilson as a Director of                         ISSUER          YES          FOR               FOR
the Company

PROPOSAL #S.1: Approve to increase the limit on                            ISSUER          YES          FOR               FOR
aggregate Directors' remuneration by amending Article
 79(1) of the Articles of Association and Part
Section 3.10(i) of the Prospectus dated FEB 2007 by
the deletion of the figure 150,000 and the
substitution of the figure 200,000

PROPOSAL #S.2: Authorize the Company, in accordance                        ISSUER          YES          FOR               FOR
with the Companies [Guernsey] Law, 2008, as amended,
[the Law], to make market acquisitions of its own
ordinance shares of 25p each [shares] [either for
retention as treasury shares for f resale of
transferor cancellation], provided that: i) the
maximum number of Shares hereby authorized to be
acquired shall be equal to 14.99% of the Company's
issued share capital on the date on which this
resolution is passed; ii) the minimum [exclusive of
expenses] which may be paid for a Share is 25p, being
 the nominal value per share; iii) the maximum price
[exclusive of expenses] which may be paid for a Share
 is an amount equal to 105% of the average of the
middle market - quotations for a Share taken from the
 London Stock Exchange's Daily Official List for the
five business days immediately preceding the day on
which the Share is purchased; [Authority expire the
earlier of the conclusion of the AGM of the Company
to be held in 2010 or 18 months from the passing of
this resolution]; and the Company may make a contract
 to purchase Shares under the authority hereby
conferred prior to the expiry of such authority which
 will or may be executed wholly or partly after the
expiration of such authority and may make a purchase
of Shares pursuant to any such contract

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ULKER BISKUVI SANAYI A.S
  TICKER:                N/A             CUSIP:     M90329109
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential                           ISSUER          NO           N/A               N/A
Board Chairmanship

PROPOSAL #2.: Approve delegating authority to                              ISSUER          NO           N/A               N/A
Chairmanship to sign the minutes of the meeting

PROPOSAL #3.: Approve the activities and the accounts                      ISSUER          NO           N/A               N/A
 of 2008, the reading and deliberation of the Board
of Directors' and the Auditors report

PROPOSAL #4.: Approve the activities and the accounts                      ISSUER          NO           N/A               N/A
 of 2008, the reading and deliberation of Independent
 Auditors report

PROPOSAL #5.: Approve the reading, deliberation and                        ISSUER          NO           N/A               N/A
approval of the balance sheet and the income

PROPOSAL #6.: Approve the profit distribution                              ISSUER          NO           N/A               N/A

PROPOSAL #7.: Approve the absolving Board Members and                      ISSUER          NO           N/A               N/A
 the Auditors

PROPOSAL #8.: Approve to determining the monthly                           ISSUER          NO           N/A               N/A
gross salaries of the Board of Directors

PROPOSAL #9.: Elect the Auditors, determining their                        ISSUER          NO           N/A               N/A
term in the office and monthly gross

PROPOSAL #10.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information about the donations and the contributions

PROPOSAL #11.: Approve the Independent Auditing Firm                       ISSUER          NO           N/A               N/A

PROPOSAL #12.: Approve the presentation of                                 ISSUER          NO           N/A               N/A
information about the Information Policy of the

PROPOSAL #13.: Authorize the Board Members according                       ISSUER          NO           N/A               N/A
to the Articles 334 and 335 of the Turkish Trade Code

PROPOSAL #14.: Wishes, hopes and closure                                   ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ULTRA ELECTRONICS HLDGS PLC
  TICKER:                N/A             CUSIP:     G9187G103
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Company's annual                       ISSUER          YES          FOR               FOR
accounts for the FYE 31 DEC 2008 together with the
reports of the Directors' report and the Auditors'
report on those accounts

PROPOSAL #2.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of 18.0p per ordinary share, payable to
shareholders on the register at the close of business
 on 03 APR 2009

PROPOSAL #3.: Receive and adopt the remuneration                           ISSUER          YES          FOR               FOR
report for the FYE 31 DEC 2008

PROPOSAL #4.: Elect Sir Robert Walmsely as a                               ISSUER          YES          FOR               FOR
Director, in accordance with the Article 72 of the
Company's Articles of Association

PROPOSAL #5.: Elect Mr. P. Dean as Director, in                            ISSUER          YES          FOR               FOR
accordance with the Article 71 of the Company's
Articles of Association

PROPOSAL #6.: Re-elect Mr. D. Caster as Director, who                      ISSUER          YES        AGAINST           AGAINST
 retires by rotation in accordance with the Article
76 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. A. Hamment as Director,                         ISSUER          YES          FOR               FOR
who retires by rotation in accordance with the
Article 76 of the Company's Articles of Association

PROPOSAL #8.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 of the Company to hold office from the conclusion of
 next general meeting at which accounts are laid
before the Company

PROPOSAL #9.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #10.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for any equivalent authorities and
pursuant to Section 80 of the Companies Act 1985 [the
 Act], to allot relevant securities [Section 80(2) of
 the Act] up to an aggregate nominal amount of GBP
1,135,540; to exercise all powers of the Company to
allot equity securities [Section 94 of the Act] in
connection with a rights issue in favor of ordinary
shareholders where the equity securities respectively
 attributable to the interests of all ordinary
shareholders are proportionate [as nearly as may be]
to the respective numbers of ordinary shares held by
them up to an aggregate nominal value of GBP
1,135,540; [Authority expires on the date of the next
 AGM of the Company]; and the Directors may allot
relevant securities after the expiry of this
authority in pursuance of such an offer or agreement
made prior to such expiry

PROPOSAL #S.11: Authorize the Directors, subject to                        ISSUER          YES          FOR               FOR
the passing of Resolution 10 and pursuant to Section
95 of the Act, to allot equity securities [Section 94
 of the Act] for cash pursuant to the authority
conferred by resolution 10 or by virtue of Section
94(3A) of the Act, disapplying the statutory pre-
emption rights [Section 89(1) of the Act], provided
that this power is limited to the allotment of equity
 securities: i) in connection with a rights issue in
favor of ordinary shareholders; ii) up to an
aggregate nominal value of GBP 170,331; [Authority
expires on the date of the next AGM of the Company];
and the Board may allot equity securities after the
expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Company to purchase its                      ISSUER          YES          FOR               FOR
 own shares

PROPOSAL #S.13: Approve to change the minimum notice                       ISSUER          YES          FOR               FOR
period for general meeting

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNI-PRESIDENT CHINA HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G9222R106
  MEETING DATE:          6/1/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                             ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend and a special                       ISSUER          YES          FOR               FOR
dividend for the YE 31 DEC 2008

PROPOSAL #3.A.i: Re-elect Mr. Kao Chin-Yen as a Non-                       ISSUER          YES          FOR               FOR
executive Director of the Company

PROPOSAL #3A.ii: Re-elect Mr. Lin Chang-Sheng as a                         ISSUER          YES          FOR               FOR
Non-executive Director of the Company

PROPOSAL #3Aiii: Re-elect Mr. Chen Sun-Te as an                            ISSUER          YES          FOR               FOR
Independent Non-executive Director of the Company

PROPOSAL #3A.iv: Re-elect Mr. Fan Ren-Da, Anthony as                       ISSUER          YES          FOR               FOR
an Independent Non-executive Director of the Company

PROPOSAL #3.B: Authorize the Board of Directors of                         ISSUER          YES          FOR               FOR
Company [the Directors] to fix the remuneration of
the re-elected Directors, as specified

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as                         ISSUER          YES          FOR               FOR
the Company's Auditors and authorize the Directors to
 fix their remuneration for the FYE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors of the Company                       ISSUER          YES          FOR               FOR
to repurchase shares of HKD 0.01 each in the Capital
of the Company including any form of depositary
representing the right to receive such shares which
may be repurchased on the Stock Exchange of Honk Kong
 Limited or any other stock exchange on which
securities of the Company may be listed and which is
recognized for this purpose by the Securities and
Future Commission of Hong Kong and the Stock Exchange
 of Hong Kong Limited during the relevant period and
the aggregate nominal amount of shares shall not
exceed or represent more than 10% of the aggregate
nominal amount of the share Capital of the Company in
 issue at the date of passing of this resolution;
[Authority expires the conclusion of the next AGM of
the Company or the expiration of the period within
which the next general meeting of the Company is
required by the law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,                      ISSUER          YES        AGAINST           AGAINST
 subject to this resolution, to allot, issue and deal
 with additional shares in the Company and to
[including make or grant offers, agreements and
options which might require shares to be allotted
whether during the continuance of such mandate or
thereafter] during and after the relevant period, not
 exceeding 20% of the aggregate nominal amount of the
 share capital of the Company in issue at the date of
 passing of this resolution, otherwise than pursuant
to i) a rights issue where shares are offered to
shareholders on a fixed record date in proportion to
their then holdings of shares ; or ii) the exercise
of option granted under any Shares Option Scheme
adopted by the Company; iii) any scrip dividend or
similar arrangement providing for the allotment of
shares in lieu of the whole or part of a dividend in
accordance with the Articles of Association of the
Company; [Authority expires the earlier of the
conclusion of the next AGM of the Company; or the
expiration of the period within which the next AGM of
 the Company is required by Law to be held]

PROPOSAL #7.: Authorize the Directors to exercise the                      ISSUER          YES        AGAINST           AGAINST
 powers of the Company referred to in the resolution
set out in item 6 in the notice of this meeting in
respect of the share Capital of the Company

PROPOSAL #S.8: Amend Article 2, Article 6, Article                         ISSUER          YES          FOR               FOR
80, Article 82, Article 90, Article 91, Article 92,
Article 93, Article 94, Article 95, Article 96,
Article 97, Article 101, Article 104, Article 108,
Article 111, Article 209 and Article 211 of the
Articles of Association of the Company and the new
restated and consolidated Memorandum and Articles of
Association of the Company, consolidating all of the
proposed amendments under this resolutions, be
adopted with immediately effect in replacement of the
 existing Memorandum and Articles of Association of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIQA VERSICHERUNGEN AG, WIEN
  TICKER:                N/A             CUSIP:     A90015131
  MEETING DATE:          5/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual                       ISSUER          NO           N/A               N/A
statement of accounts of the Company and corporate
group with the report of the Management Board and the
 report of the Supervisory Board; the Management
Board regarding the usage of net profits

PROPOSAL #2.: Approve the appropriation of net profits                     ISSUER          NO           N/A               N/A

PROPOSAL #3.: Approve the activities undertaken by                         ISSUER          NO           N/A               N/A
the Members of the Management Board and the Members
of the Supervisory Board

PROPOSAL #4.: Approve the remuneration for the                             ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Elect the balance sheet Auditor for the                      ISSUER          NO           N/A               N/A
 Company and corporate group

PROPOSAL #6.: Elect the Supervisory Board                                  ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIT 4 AGRESSO NV, SLIEDRECHT
  TICKER:                N/A             CUSIP:     N9028G116
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #3.: Report of the Managing Board on the FY                       ISSUER          NO           N/A               N/A
2008

PROPOSAL #4.: Approve the annual accounts on the FY                        ISSUER          NO           N/A               N/A
2008

PROPOSAL #5.: Grant discharge the Managing Board in                        ISSUER          NO           N/A               N/A
respect of the duties performed during the past FY

PROPOSAL #6.: Grant discharge the Supervisory Board                        ISSUER          NO           N/A               N/A
in respect of the duties performed during the past FY

PROPOSAL #7.: Approve that a dividend over the FY                          ISSUER          NO           N/A               N/A
2008 will be added to the Company reserves

PROPOSAL #8.: Re-appoint Messrs. TH. J. Van Der Raadt                      ISSUER          NO           N/A               N/A
 , J.A. Vund Erink and Appoint Mr. R.A. Ruijter as
Members of the Supervisory Board where all details as
 laid down in Article 2:158 paragraph 5, section 2:
142 paragraph 3 of the Dutch Civil Codeare available
for the general meeting of shareholders

PROPOSAL #9.: Approve the Corporate Governance                             ISSUER          NO           N/A               N/A

PROPOSAL #10.: Authorize the Managing Board, subject                       ISSUER          NO           N/A               N/A
to the approval of the Supervisory Board, to cause
the Company to acquire its own shares for valuable
consideration, up to a maximum number which, at the
time of acquisition, the Company is permitted to
acquire pursuant to the provisions of Section 98,
subsection 2, of book 2 of the Netherlands Civil
Code, such acquisition may be effected by means of
any type of contact, including Stock Exchange
Transactions and Private Transactions, the price must
 lie between the nominal value and an amount equal to
 110 percent of the market price, by 'Market Price'
is understood the average of the highest prices
reached by the shares on each of the three Stock
Exchange Business Days preceding the date of
acquisition, as evidenced by the official price list
of Euro next Amsterdam NV, will be valid for a period
 of 18 months, commencing on 14 MAY 2009

PROPOSAL #11.: Authorize the Managing Board, subject                       ISSUER          NO           N/A               N/A
to the approval of the Supervisory Board be
designated for a period of 24 months as the body to
issue shares up to a number of shares not exceeding
the number of unissued shares in the capital of the
Company, under the approval of the Supervisory Board
as the sole body to limit or exclude the pre emptive
right on new issued shares in the Company

PROPOSAL #12.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITE GROUP PLC
  TICKER:                N/A             CUSIP:     G9283N101
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited annual accounts of                       ISSUER          YES        AGAINST           AGAINST
the Company for the YE 31 DEC 2008 together with the
Directors report and Auditor's report on those

PROPOSAL #2.: Approve the Director remuneration                            ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Re-appoint Mr. P.M. White as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #4.: Re-appoint Mr. S.R.H. Beevor as a                            ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #5.: Re-appoint Mr. N.A. Porter as a                              ISSUER          YES        AGAINST           AGAINST
Director of the Company

PROPOSAL #6.: Re-appoint Mr. N.P. Hall as a Director                       ISSUER          YES        AGAINST           AGAINST
of the Company

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES        AGAINST           AGAINST
Auditors to hold office from the conclusion of the
next general meeting of the Company at which accounts
 are laid and authorize the Directors to determine
their remuneration

PROPOSAL #8.: Authorize the Directors, in accordance                       ISSUER          YES          FOR               FOR
with Section 80 of the Companies Act 1985 [Act], to
allot relevant securities [as defined for the
purposes of that Section] up to a maximum nominal
amount of GBP 10,359,653; to allot equity security
[as defined by section 94 of the Act] in connection
of right issue in favour of holders of ordinary
shares in the capital of the Company, up to an
aggregate nominal amount of GBP 10,359,653 ;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or 15 months]; and the
Directors may allot equity securities after the
expiry of this authority in pursuance of such an

PROPOSAL #S.9: Authorize the Directors, in accordance                      ISSUER          YES          FOR               FOR
 with Section 95 of the Act, to allot equity
securities [Section 89 of the Act] pursuant to the
general authority conferred by Resolution 8,
disapplying the statutory pre-emption rights [Section
 89(1) of the Act], provided that this power is
limited to the allotment of equity securities: a) in
connection with an offer or issue or in favor of
ordinary shareholders; b) up to an aggregate nominal
amount of GBP 1,553,984; [Authority expires the
earlier of the conclusion of the next AGM of the
Company or 15 months]; and the Directors may allot
equity securities after the expiry of this authority
in pursuance of such an offer or agreement made prior

PROPOSAL #S.10: Approve that the draft regulations                         ISSUER          YES          FOR               FOR
produced to the meeting and for the purposes of
identification signed by the Chairman be and are
hereby adopt the Company in substitution for its
existing Articles of Association

PROPOSAL #S.11: Approve the passing of resolution 10                       ISSUER          YES          FOR               FOR
above a general meeting other than an AGM may be
called upon not less than 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNITED INTERNET AG, MONTABAUR
  TICKER:                N/A             CUSIP:     D8542B125
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report

PROPOSAL #2.: Ratification of the Acts of the Board                        ISSUER          YES          FOR               FOR
of Managing Directors

PROPOSAL #3.: Ratification of the Acts of the                              ISSUER          YES          FOR               FOR
Supervisory Board

PROPOSAL #4.: Appointment of Auditors for the 2009                         ISSUER          YES          FOR               FOR
FY: Ernst + Young AG, Eschborn/Frankfurt

PROPOSAL #5.: Renewal of the authorization to acquire                      ISSUER          YES          FOR               FOR
 own shares, the company shall be authorized to
acquire own shares of up to 10% of its share capital,
 at prices not deviating more than 10% from the
market price of the shares, on or before 25 NOV 2010,
 the Board of Managing Directors shall be authorized
to use the shares for all legally permissible
purposes, especially, to dispose of the shares in a
manner other than the stock exchange or an offer to
all shareholders if the shares are sold at a price
not materially below their market price, to use the
shares within the scope of employee participation
programs of the Company and its affiliates or for
satisfying option or conversion rights and to retire

PROPOSAL #6.: Authorization to acquire own shares by                       ISSUER          YES          FOR               FOR
way of a public purchase offer or by using
derivatives in connection with item 5, the Company
shall also be authorized to acquire own shares by way
 of a public purchase offer at prices not deviating
more than 25% from the market price of the shares or
by using derivatives at prices not deviating more
than 10% from the market price of the shares, in the
latter case the authorization shall be limited to up
to 5% of the share capital

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UNIVERSAL CEMENT CORP
  TICKER:                N/A             CUSIP:     Y92879108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 financial statements                               ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports,                          ISSUER          YES        ABSTAIN           AGAINST
financial statements and consolidated financial
statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.3: Approve the adjustment to the                               ISSUER          YES        ABSTAIN           AGAINST
investment quota in People's Republic of China

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES        ABSTAIN           AGAINST
 of monetary loans

PROPOSAL #B.5: Approve .the revision to the                                ISSUER          YES        ABSTAIN           AGAINST
procedures of endorsement and guarantee

PROPOSAL #B.6: Elect the supervisors                                       ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #B.7: Approve to release the prohibition on                       ISSUER          YES        ABSTAIN           AGAINST
Directors from participation in competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                UPC TECHNOLOGY CORPORATION
  TICKER:                N/A             CUSIP:     Y91139108
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The audited reports                                         ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The withdrawal of issuance for local                        ISSUER          NO           N/A               N/A
convertible bonds

PROPOSAL #A.5: The status of Merger with Union                             ISSUER          NO           N/A               N/A
Material Technology Corporation [unlisted]

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement, guarantee and monetary loans

PROPOSAL #B41.1: Elect Mr. Matthew Miau [Shareholder                       ISSUER          YES          FOR               FOR
No.13] as a Director

PROPOSAL #B41.2: Elect Mr. Y. S. Ko [Shareholder                           ISSUER          YES          FOR               FOR
No.32] as a Director

PROPOSAL #B41.3: Elect Mr. John Miao [Shareholder                          ISSUER          YES          FOR               FOR
No.76026] as a Director

PROPOSAL #B41.4: Elect Lien Hwa Industrial Corp                            ISSUER          YES          FOR               FOR
[Shareholder No.3], Representative: Mr. T. C. Chou as
 a Director

PROPOSAL #B41.5: Elect Lien Hwa Industrial Corp                            ISSUER          YES          FOR               FOR
[Shareholder No.3], Representative: Mr. Kuo-An Hsu as
 a Director

PROPOSAL #B41.6: Elect Mr. Chang Wei Hsueh                                 ISSUER          YES          FOR               FOR
[Shareholder No.19] as a Director

PROPOSAL #B42.1: Elect Liberty Stationery Corp                             ISSUER          YES          FOR               FOR
[Shareholder No.7], Representative: Mr. James Yo as a
 Supervisor

PROPOSAL #B42.2: Elect Mr. Song En Sun [Shareholder                        ISSUER          YES          FOR               FOR
No.10142] as a Supervisor

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                URALITA SA, MADRID
  TICKER:                N/A             CUSIP:     E95259201
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the                          ISSUER          YES          FOR               FOR
propose of application of the result, the Management
and the annual report of the Corporative Board

PROPOSAL #2.: Re-elect Mr. Alvaro Rodriguez as an                          ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #3.: Approve the designation of the Auditor                       ISSUER          YES          FOR               FOR
account of uralita and consolidate Group

PROPOSAL #4.: Grant authority the acquisition                              ISSUER          YES          FOR               FOR
derivate of own shares lifting without effect the
previous authorization

PROPOSAL #5.: Approve the delegation to Board of                           ISSUER          YES          FOR               FOR
Directors of the faculty of increase the social
capital up to 50%, in 1 or more times inside the next
 5 years excluding the preferment subscription right

PROPOSAL #6.: Authorize the Board of Directors for                         ISSUER          YES        AGAINST           AGAINST
issue obligations, bonds and similar values simples
or convertible in shares

PROPOSAL #7.: Ratify the Agreement of Board of                             ISSUER          YES          FOR               FOR
Directors about the extinction of Uralita as dominant
 in the Tax consolidated system and inclusion of
Nefinsa in these Tax consolidated system

PROPOSAL #8.: Approve to cancel the shares plan for                        ISSUER          YES          FOR               FOR
the Directors approved by the Board on 07 MAY 2008

PROPOSAL #9.: Approve the delegation of the faculties                      ISSUER          YES          FOR               FOR
 for formalize the agreements adopted by the general
Board

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                URANIUM PARTN CORP
  TICKER:                N/A             CUSIP:     917017105
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Paul J. Bennett as a                              ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.2: Elect Mr. Jeff Kennedy as a Director                        ISSUER          YES        ABSTAIN           AGAINST
for the ensuing year

PROPOSAL #1.3: Elect Mr. Garth A.C. MacRae as a                            ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #1.4: Elect Mr. Richard H. McCoy as a                             ISSUER          YES          FOR               FOR
Director for the ensuing year

PROPOSAL #2.: Appoint PricewaterhouseCoopers LLP as                        ISSUER          YES          FOR               FOR
the Auditors and authorize the Directors to fix the
remuneration of the Auditors

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                USI CORP
  TICKER:                N/A             CUSIP:     Y9316H105
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the profit distribution                             ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Elect Shing Lee Enterprise Ltd,                             ISSUER          YES          FOR               FOR
Shareholder No: 13518, Representative: Me. Lee Kuo
Hung as a Director

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VALORA HOLDING AG, BERN
  TICKER:                N/A             CUSIP:     H53670198
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VALORA HOLDING AG, BERN
  TICKER:                N/A             CUSIP:     H53670198
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and annual                         ISSUER          YES          FOR               FOR
accounts 2008 of Valora Holding AG and accounts of
the Group 2008 of the Valora Group, acceptance of the
 reports of the Auditors

PROPOSAL #2.: Grant discharge the Members of the                           ISSUER          YES          FOR               FOR
Board of Directors and the Management

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          YES          FOR               FOR
balance profit of Valora Holding AG

PROPOSAL #4.A: Approve to reduce the share capital                         ISSUER          YES          FOR               FOR

PROPOSAL #4.B: Acknowledge the report of the Auditors                      ISSUER          YES          FOR               FOR

PROPOSAL #4.C: Amend Article 3.1 of the By-Laws                            ISSUER          YES          FOR               FOR

PROPOSAL #5.: Approve the transfer of the Company's                        ISSUER          YES          FOR               FOR
headqurters to Muttenz

PROPOSAL #6.1: Re-elect Mr. Rolando Benedick as a                          ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #6.2: Re-elect Mr. Markus Fiechter as a                           ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #6.3: Re-elect Mr. Franz Julen as a Board of                      ISSUER          YES          FOR               FOR
 Director

PROPOSAL #6.4: Re-elect Mr. Conrad Loeffel as a Board                      ISSUER          YES          FOR               FOR
 of Director

PROPOSAL #6.5: Re-elect Dr. Bernhard Heusler as a                          ISSUER          YES          FOR               FOR
Board of Director

PROPOSAL #7.: Elect Ernst & Young AG Basel as the                          ISSUER          YES          FOR               FOR
Auditor

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VAN DE VELDE NV, SCHELLEBELLE
  TICKER:                N/A             CUSIP:     B9661T113
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #E.1: Approve to destruct, 234,230 purchased                      ISSUER          NO           N/A               N/A
 shares of the Corporation and amend the Article 5 of
 the Articles of Association, as specified

PROPOSAL #E.2: Approve to renew the authorization of                       ISSUER          NO           N/A               N/A
the Board of Directors to acquire or transfer own
shares of the Corporation or of the subsidiaries both
 when acquisition is necessary to avoid an imminent
severe adverse effect for the Corporation and in
other cases; amend the Articles of Association as
specified, these authorizations were granted by the
extraordinary shareholders; meeting held on the 29

PROPOSAL #E.3: Amend the Article 18 of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #E.4: Amend the Article 40 of the Articles                        ISSUER          NO           N/A               N/A
of Association as specified

PROPOSAL #O.1: Reading, discussion and clarification                       ISSUER          NO           N/A               N/A
of the consolidated annual financial statements and
of the consolidated annual report for the FY 2008

PROPOSAL #O.2: Cognizance of the statutory and                             ISSUER          NO           N/A               N/A
consolidated audit report of the statutory Auditor
for the FY 2008

PROPOSAL #O.3: Approve the statutory annual financial                      ISSUER          NO           N/A               N/A
 statements and the statutory annual report for the
FYE 31 DEC 2008

PROPOSAL #O.4: Approve the proposed profit                                 ISSUER          NO           N/A               N/A
distribution including dividend payment for the FYE
on 31 DEC 2008

PROPOSAL #O.5: Grant discharge by special vote to the                      ISSUER          NO           N/A               N/A
 Directors and to the Statutory Auditor in office
during the FY 2008, with respect to the exercise of
their duties during the FY

PROPOSAL #O.6: Appoint the Messrs. Mr. Herman Van De                       ISSUER          NO           N/A               N/A
Velde Nv, Herman Van De Velde, Lucas Laureys Nv,
Benedicte Laureys as the Directors for a period of 3
years, until the OGM of 2012

PROPOSAL #O.7: Any other business                                          ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VASTNED RETAIL NV
  TICKER:                N/A             CUSIP:     N91784103
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                    ISSUER          NO           N/A               N/A

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Supervisory Board in respect of their Supervision of
the Management conducted by the Board of Management
during the year 2008 FY

PROPOSAL #3.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #4.: Any other business                                           ISSUER          NO           N/A               N/A

PROPOSAL #5.: Closing                                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VEIDEKKE ASA, OSLO
  TICKER:                N/A             CUSIP:     R9590N107
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the AGM                                           ISSUER          YES          FOR               FOR

PROPOSAL #2.: Elect the Chairman of the meeting and 2                      ISSUER          YES          FOR               FOR
 persons to co-sign the protocol

PROPOSAL #3.: Approve the notice and agenda                                ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the annual accounts and annual                       ISSUER          YES          FOR               FOR
report for 2008 for Veidekke ASA and for the
Corporation

PROPOSAL #5.: Approve the consideration of the Board                       ISSUER          YES        AGAINST           AGAINST
of Directors' statement on remuneration to the Senior
 Executives, as laid down in Section 6.16A of the
Public Limited Companies Act

PROPOSAL #6.: Approve the employment of the profit                         ISSUER          YES          FOR               FOR
for 2008 for Veidekke Asa, including the distribution
 of a dividend of NOK 2.50 per share

PROPOSAL #7.: Approve the determine the Auditor's                          ISSUER          YES          FOR               FOR
remuneration

PROPOSAL #8.: Elect the Members for the Nomination                         ISSUER          YES          FOR               FOR
Committee

PROPOSAL #9.: Approve to determine the Board of                            ISSUER          YES          FOR               FOR
Directors' fee

PROPOSAL #10.: Elect the Board of Directors                                ISSUER          YES          FOR               FOR

PROPOSAL #11.: Approve to decrease the capital by                          ISSUER          YES          FOR               FOR
cancellation of the Company's own shares

PROPOSAL #12.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
increase the share capital

PROPOSAL #13.: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
purchase of the Company's own shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VENTURE PRODTN PLC
  TICKER:                N/A             CUSIP:     G9335K105
  MEETING DATE:          5/14/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors'                             ISSUER          YES          FOR               FOR
report, the Auditor's report and the Company's
accounts for the YE 31 DEC 2008

PROPOSAL #2.: Approve the Directors' remuneration                          ISSUER          YES          FOR               FOR
report for the YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend of 13.0 pence                       ISSUER          YES          FOR               FOR
per share for the period ended 31 DEC 2008

PROPOSAL #4.: Elect Mr. Jonathan Roger as a Director                       ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. Rod Begbie as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #6.: Re-elect Mr. Tom Blades as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #7.: Re-elect Mr. Andrew Carr-Locke as a                          ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #8.: Re-elect Mr. Tom Ehret as a Director of                      ISSUER          YES          FOR               FOR
 the Company

PROPOSAL #9.: Re-elect Mr. Alan Jones as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #10.: Re-elect Mr. Larry Kinch as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #11.: Re-elect Mr. John Morgan as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #12.: Re-elect Mr. Mark Nicholls as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #13.: Re-elect Mr. Graeme Sword as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #14.: Re-elect Mr. Peter Turner as a                              ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #15.: Re-elect Mr. Robb Turner as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #16.: Re-elect Mr. Mike Wagstaff as a                             ISSUER          YES        ABSTAIN           AGAINST
Director of the Company

PROPOSAL #17.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditor, in accordance with Section 489 of the
 Companies Act 2006, until the conclusion of the next
 AGM of the Company in 2010

PROPOSAL #18.: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #19.: Approve to increase the authorized                          ISSUER          YES          FOR               FOR
share capital of the Company from GBP 900,000 to GBP
1,100,000 in nominal amount by the creation of
50,000,000 new ordinary shares of 0.4 pence each in
the capital of the Company

PROPOSAL #20.: Authorize the Directors, in                                 ISSUER          YES          FOR               FOR
substitution for all previous authorities, to allot
relevant securities [Section 80 of the Companies Act
1985], up to an aggregate nominal amount of GBP
199,851.49; and up to an aggregate nominal amount of
GBP 199,699.10 in connection with any fully per-
emptive rights issue to holder of equity securities;
[Authority expires the earlier of the conclusion of
the AGM of the Company in 2010 or 13 AUG 2010]; and
the Directors may make allotments during the relevant
 period which may be exercised after the relevant

PROPOSAL #21.: Authorize the Company and all                               ISSUER          YES          FOR               FOR
Companies which are subsidiaries of the Company at
any time, in accordance with Section 366 of the
Companies Act 2006, during the period for which this
resolution has effect to: a) make political donations
 to political parties; b) make political donations to
 political organizations other than political
parties; and/or c) incur political expenditure in a
total aggregate amount not exceeding GBP 100,000;
[Authority expires the earlier of the next AGM of the

PROPOSAL #22.: Approve that with effect from 00.01am                       ISSUER          YES          FOR               FOR
on 1 OCT 2009, all provisions in the Memorandum and
Articles of Association of the Company as to the
amount of the Company's share authorized share
capital or setting the maximum amount of shares which
 may be allotted by the Company shall be revoked and
be of no further force or effect

PROPOSAL #S.23: Authorize the Directors, in                                ISSUER          YES          FOR               FOR
substitution for all previous authority, to allot
equity securities [Section 94(2) of the Companies Act
 1985] pursuant to the authority conferred by
Resolution 20(a) as specified, dis-applying the
statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the
allotment of equity securities: a) in connection with
 a rights issue in favor of equity shareholders; b)
up to an aggregate nominal amount of GBP 29,953,97;
[Authority expires the earlier of the conclusion of
the next AGM of the Company in 2010 or 13 AUG 2010];
and the Directors may allot equity securities after
the expiry of this authority in pursuance of such an
offer or agreement as if the authority conferred by
this resolution had not expired

PROPOSAL #S.24: Authorize the Company, for the                             ISSUER          YES          FOR               FOR
purposes of Section 166 of the Companies Act 1985, to
 make one or more market purchases [Section 163(3) of
 that Act] of up to 14,976,983 ordinary shares [10%
of the issued ordinary share capital] of 0.4 pence
per share each in the capital of the Company, at a
minimum price of 0.4 pence and not more than 5% above
 the average market value for such shares derived
from the London Stock Exchange Daily Official List,
for the 5 business days preceding the date of
purchase; [Authority expires the earlier of the
conclusion of the next AGM of the Company in 2010 or
13 AUG 2010]; and the Company, before the expiry, may
 make a contract to purchase ordinary shares which
will or may be executed wholly or partly after such

PROPOSAL #S.25: Approve that with effect from 00.01am                      ISSUER          YES          FOR               FOR
 on 01 OCT 2009, the Articles of Association of the
Company be amended by: a) deleting all the provisions
 of the Company's Memorandum of Association which by
virtue of section 28 of the Companies Act 2006 are to
 be treated as provisions of the Company's Articles
of Association; and b) inserting a new Articles 2A
stating that the liability of the Members is limited

PROPOSAL #S.26: Approve that the Company may hold                          ISSUER          YES          FOR               FOR
general meetings of shareholder [other than AGM] at
not less than 14 clear day's notice provided that
this power shall expire at the conclusion of the AGM
of the Company in 2010 or on 13 AUG 2010

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VERWALTUNGS- UND PRIVAT-BANK AG, VADUZ
  TICKER:                N/A             CUSIP:     H91164162
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated annual                              ISSUER          YES          FOR               FOR
financial statements, and of the consolidated annual
reports of VP Bank Group and of the head quarter
Vaduz, acknowledgment of the statements of the
Auditors and the Group Auditors

PROPOSAL #2.: Approve the appropriation of profit                          ISSUER          YES          FOR               FOR
[Vaduz Head office]

PROPOSAL #3.: Grant discharge of the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors the Executive Management and the
Auditors

PROPOSAL #4.1: Re-elect Mr. Hans Brunhart to the                           ISSUER          YES          FOR               FOR
Board of Directors

PROPOSAL #4.2: Ratify Ernst & Young as the Auditor                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Miscellaneous                                                ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VETROPACK HOLDING SA, SAINT-PREX
  TICKER:                N/A             CUSIP:     H91266173
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual                        ISSUER          NO           N/A               N/A
financial statement and the consolidated financial
statements for 2008

PROPOSAL #2.: Grant discharge, from liability, to the                      ISSUER          NO           N/A               N/A
 Management

PROPOSAL #3.: Approve the appropriation of retained                        ISSUER          NO           N/A               N/A
earnings

PROPOSAL #4.: Approve the annihilation of the bought                       ISSUER          NO           N/A               N/A
back bearer shares and reduction of share capital

PROPOSAL #5.1: Re-elect Mr. Claude R. Cornaz as a                          ISSUER          NO           N/A               N/A
Member of the Board of Directors for the term of
office 2009-2011

PROPOSAL #5.2: Re-elect Mr. Werner Degen as a Member                       ISSUER          NO           N/A               N/A
of the Board of Directors for the term of office
2009-2011

PROPOSAL #5.3: Re-elect Mr. Rudolf W. Fischer as a                         ISSUER          NO           N/A               N/A
Member of the Board of Directors for the term of
office 2009-2011

PROPOSAL #5.4: Re-elect Mr. Richard Fritschi as a                          ISSUER          NO           N/A               N/A
Member of the Board of Directors for the term of
office 2009-2011

PROPOSAL #5.5: Re-elect Mr. Jean-Philippe Rochat as a                      ISSUER          NO           N/A               N/A
 Member of the Board of Directors for the term of
office 2009-2011

PROPOSAL #5.6: Re-elect Mr. Hans R. Ruegg as a Member                      ISSUER          NO           N/A               N/A
 of the Board of Directors for the term of office
2009-2011`

PROPOSAL #5.7: Elect Mr. Pascal Cornaz as a Member of                      ISSUER          NO           N/A               N/A
 the Board of Directors for the term of office 2009-

PROPOSAL #6.: Elect Ernst and Young AG as the Auditors                     ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VICAT-CIMENTS VICAT SA, PARIS LA DEFENSE
  TICKER:                N/A             CUSIP:     F18060107
  MEETING DATE:          5/15/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors, the Chairman and the Auditors, approves
the company's financial statements for the YE, 31 DEC
 2008, as presented, showing profits of EUR
103,414,453.00, the shareholders' meeting gives
permanent discharge to the Board of Directors for the
 performance of its duties during the said FY

PROPOSAL #O.2: Receive the reports of the Board of                         ISSUER          YES          FOR               FOR
Directors and the Auditors, approve the consolidated
financial statements for the said FY, in the form
presented to the meeting, showing net profits Group
share of EUR 245,256,000.00

PROPOSAL #O.3: Approve recommendations the Board of                        ISSUER          YES          FOR               FOR
Directors and resolves that the income for the FY be
appropriated as follows: earnings for the FY: EUR
103,414,453.00 prior retained earnings: EUR
45,763,547.00 distributable income: EUR
149,178,000.00 global dividend: EUR 67,350,000.00
other reserves: EUR 828,000.00 retained earnings: EUR
 81,000,000.00 the shareholders will receive a net
dividend of EUR 1.50 per share of a par value of EUR
4.00, and will entitle to the 40% deduction provided
by the French General Tax Code, this dividend will be
 paid on 22 MAY 2009, on such date, the amount of the
 dividends on self-held shares shall be allocated to
the retained earnings account, as required Bye-Law,
it is reminded that, for the last 3 FY, the dividends
 paid, were as follows: EUR 0.63 for FY 2005 EUR 1.30
 for FY 2006 EUR 1.50 for FY 2007

PROPOSAL #O.4: Receive the special report of the                           ISSUER          YES          FOR               FOR
Auditors on agreements governed by Article L.225-38
of the French Commercial code, approve said report
and the agreements referred to there in

PROPOSAL #O.5: Authorize the Board Of Directors to                         ISSUER          YES        AGAINST           AGAINST
trade, by all means and on 1 and more occasions, in
the Company's shares on the stock market, subject to
the conditions described below: maximum purchase
price: EUR 150.00, maximum number of shares to be
acquired: 10% of the share capital, i.e. 3,122,021
shares of a nominal value of EUR 4.00, maximum funds
invested in the share buybacks: EUR 468,303,150.00,
[Authority expires at the end of 18-month period];
this authorization supersedes the one granted by the
shareholders' meeting of 16 MAY 2008 and to take all
necessary measures and accomplish all necessary
formalities

PROPOSAL #O.6: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Guy Sidos as a Director for period of 6 years

PROPOSAL #O.7: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mrs. Sophie Sidos as a Director for period of 6 years

PROPOSAL #O.8: Approve to renew the appointment of                         ISSUER          YES          FOR               FOR
Mr. Raynald Dreyfus as a Director for period of 3

PROPOSAL #O.9: Appoint Mr. Bruno Salmon as a Director                      ISSUER          YES          FOR               FOR
 to replace Mr. Jean-Michel Allard for 6 years period

PROPOSAL #O.10: Appoint Mr. Pierre Breuil as a                             ISSUER          YES          FOR               FOR
Director for period of 6 years

PROPOSAL #O.11: Grant full powers to the bearer of an                      ISSUER          YES          FOR               FOR
 original, a copy or extract of the minutes of this
meeting to carry out all filings, publications and
other formalities prescribed by Law

PROPOSAL #E.12: Amend the by Laws Article 5, 80 year                       ISSUER          YES          FOR               FOR
extension of the Company's life expectancy', Article
25: delay shorten for shareholders to accomplish all
formalities in order to attend general meetings'

PROPOSAL #E.13: Grants full powers to the bearer of                        ISSUER          YES          FOR               FOR
an original, a copy or extract of the minutes of this
 meeting to carry out all filings, publications and
other formalities prescribed by Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIDRALA SA, ALAVA
  TICKER:                N/A             CUSIP:     E9702H109
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual Annual Financial                      ISSUER          YES          FOR               FOR
 Statements of the company and of the consolidated
financial statements of its for the FYE on 31 DEC 2008

PROPOSAL #2.: Approve the allocation of                                    ISSUER          YES          FOR               FOR
profits/losses and the distribution of dividends for
the FYE on 31 DEC 2008

PROPOSAL #3.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
the express power of delegation, for the derivative
acquisition of the Company's own shares by the
Company itself and/or by its subsidiaries

PROPOSAL #4.: Re-elect the administrators and                              ISSUER          YES        AGAINST           AGAINST
ratification of ADDVALIA CAPITAL, S.A. as
administrator of the Company

PROPOSAL #5.: Approve the name of Account Auditors of                      ISSUER          YES          FOR               FOR
 the Company and the consolidated group

PROPOSAL #6.: Approve the delegation of faculties to                       ISSUER          YES          FOR               FOR
the execution of the previous agreements

PROPOSAL #7.: Approve the minutes                                          ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VIOHALCO SA
  TICKER:                N/A             CUSIP:     X97923100
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's annual financial                       ISSUER          NO           N/A               N/A
statements, for the FY 2008, as well as the reports
of the Directors and the Certified Auditors on them

PROPOSAL #2.: Grant discharge the Directors and the                        ISSUER          NO           N/A               N/A
Certified Auditors from all responsibility for
damages, regarding the FY 2008

PROPOSAL #3.: Approve to decide on the manner and the                      ISSUER          NO           N/A               N/A
 date of appropriation and distribution of the
profits of the FY 2008

PROPOSAL #4.: Appoint the Certified Auditors for the                       ISSUER          NO           N/A               N/A
FY 2009, as well as the substitutes of them and
approve the fix their remuneration

PROPOSAL #5.: Elect the Members of a new Board of                          ISSUER          NO           N/A               N/A
Directors

PROPOSAL #6.: Appoint the Members of the inspection                        ISSUER          NO           N/A               N/A
Committee, according to the Article 37 of L. 3693/2008

PROPOSAL #7.: Various announcements                                        ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VISCOFAN SA, PAMPLONA
  TICKER:                N/A             CUSIP:     E97579192
  MEETING DATE:          6/2/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the reading of the call                              ISSUER          YES          FOR               FOR

PROPOSAL #2.: Appoint the Inspectors for the                               ISSUER          YES          FOR               FOR
redaction of the minutes

PROPOSAL #3.: Approve the annual accounts, the                             ISSUER          YES          FOR               FOR
Management report, the Board Management of the
Viscofan and the consolidated Group and the
distribution of the result including the devolution
of the premium of 0,29 EUR per share

PROPOSAL #4.: Approve the presentation of different                        ISSUER          YES          FOR               FOR
news report

PROPOSAL #5.: Approve the appointment or re-election                       ISSUER          YES        AGAINST           AGAINST
of Mr. Jose Domingo Ampuero as a Board Member

PROPOSAL #6.: Approve the reduction of the share                           ISSUER          YES          FOR               FOR
capital of 39,359.10 EUR by redemption of 139,197 own
 shares

PROPOSAL #7.: Approve the renovation of the                                ISSUER          YES          FOR               FOR
authorization for the acquisition of own shares

PROPOSAL #8.: Approve the report about the                                 ISSUER          YES          FOR               FOR
retribution politic of the Board Members

PROPOSAL #9.: Approve the delegation of the faculties                      ISSUER          YES          FOR               FOR
 for the formalization, correction,inscription and
execution of the agreements adopted in the OGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOCENTO, SA, MADRID
  TICKER:                N/A             CUSIP:     E5700U100
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                              ISSUER          YES          FOR               FOR
Management report, and to distribute the results and
of the Management of the Board for the year 2008

PROPOSAL #2.: Appoint the Auditor for 2009                                 ISSUER          YES          FOR               FOR

PROPOSAL #3.: Appoint Bycomels Prensa, SA as a Board                       ISSUER          YES        AGAINST           AGAINST
Member

PROPOSAL #4.1: Approve to accept the resignation of                        ISSUER          YES          FOR               FOR
Atlanpresse SA

PROPOSAL #4.2: Appoint Lima SLU as a Board Member                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #4.3: Appoint the Gomitex Inversions, 2007,                       ISSUER          YES        AGAINST           AGAINST
SLU as a Board Member

PROPOSAL #4.4: Appoint Mr. Gonzalo soto Aguirre as a                       ISSUER          YES        AGAINST           AGAINST
Board Member

PROPOSAL #5.: Approve the application of the long                          ISSUER          YES        AGAINST           AGAINST
term incentive plan by Vocento, SA including delivery
 of a  cash sum and a fixed amount of shares

PROPOSAL #6.: Authorize the Company to acquire own                         ISSUER          YES          FOR               FOR
shares with in legal limits, and authorize the Board
to execute the present agreements

PROPOSAL #7.: Authorize the Board to inform                                ISSUER          YES          FOR               FOR
Shareholder's of the changes to Article 10.6,
17.1,6,18.1,18.10,19.8, 19.8, 23.2, 28.4, 28.9, 28.10
 and Article 3.8 of the Board Member regulation as
well as the presentation of a report on Article 116
BIS of the Stock Market Law

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VON ROLL HOLDING AG, BREITENBACH
  TICKER:                N/A             CUSIP:     H92055138
  MEETING DATE:          4/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                            ISSUER          NO           N/A               N/A
financial statements and consolidated financial
statements for 2008 as well as acknowledgement of the
 reports of the Auditor and the Group Auditor

PROPOSAL #2.: Approve the appropriation of balance                         ISSUER          NO           N/A               N/A
sheet profit

PROPOSAL #3.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors and the Executive Board

PROPOSAL #4.1: Re-elect Mr. Gerd Peskes, German                            ISSUER          NO           N/A               N/A
Citizen, in Essen, as a Member of the Board of
Directors for 3 more years

PROPOSAL #4.2: Re-elect Deloitte AG, Zurich as the                         ISSUER          NO           N/A               N/A
Auditor for the FY 2009

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VONTOBEL HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H92070210
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VONTOBEL HOLDING AG, ZUERICH
  TICKER:                N/A             CUSIP:     H92070210
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, the annual                        ISSUER          YES          FOR               FOR
financial statements and the consolidated statements
2008 and acknowledge the reports of the Statutory
Auditors and the Group Auditors

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Director's and the Senior Management for
activities during the 2008 FY

PROPOSAL #3.: Approve the allocation of income and                         ISSUER          YES          FOR               FOR
dividends of CHF 1.20 per share; that the available
retained earnings of CHF 474,394,721, consisting of
the net profit for 2008 of CHF 173,080,523 and the
previous year's retained earnings of CHF 301,314,198
be appropriated as follows: dividend of CHF 1.20 per
dividend entitled share with a nominal value of CHF
1.00 as specified

PROPOSAL #4.1: Re-elect Dr. Urs Widmer as a Chairman                       ISSUER          YES          FOR               FOR
of the Board of Directors for a term of 1 year

PROPOSAL #4.2: Re-elect Mr. Bruno Basler as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors for a term of 1 year

PROPOSAL #4.3: Re-elect Dr. Wolfhard Graetz as a                           ISSUER          YES          FOR               FOR
Member of the Board of Directors for a term of 1 year

PROPOSAL #4.4: Re-elect Mr. Peter Quadri as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors for a term of 1 year

PROPOSAL #4.5: Re-elect Dr. Pierin Vincenz as a                            ISSUER          YES          FOR               FOR
Member of the Board of Directors for a term of 1 year

PROPOSAL #4.6: Elect Prof. Dr. Ann-Kristin Achleitner                      ISSUER          YES          FOR               FOR
 as a Member of the Board of Directors for a term of
1 year

PROPOSAL #4.7: Elect Dr. Philippe Cottier as a Member                      ISSUER          YES          FOR               FOR
 of the Board of Directors for a term of 1 year

PROPOSAL #4.8: Elect Dr. Frank Schnewlin as a Member                       ISSUER          YES          FOR               FOR
of the Board of Directors for a term of 1 year

PROPOSAL #5.: Elect Ernst & Young AG, Berne, as the                        ISSUER          YES          FOR               FOR
Statutory Auditors for a term of 1 year

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                VOSSLOH AG, WERDOHL
  TICKER:                N/A             CUSIP:     D9494V101
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 sections 289[4] and 315[4] of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 44,480,710.01 as follows:
 payment of a dividend of EUR 2 plus a special
dividend of EUR 1 per no-par share EUR 4,513,918.01
shall be carried forward ex-dividend and payable
date: 21 MAY 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of the Auditors: a) for the                      ISSUER          NO           N/A               N/A
 2009 FY: BDO Deutsche Warentreuhand AG, ESSEN; b)
for the abbrev. 2009 FY and the interim report: BDO
Deutsche Warentreuhand AG, ESSEN

PROPOSAL #6.: Authorization to acquire own shares the                      ISSUER          NO           N/A               N/A
 existing authorization to acquire own shares shall
be revoked, the Company shall be authorized to
acquire up to 10% of its share capital through the
stock exchange or by way of a public repurchase offer
 to all shareholders, at prices not deviating more
than 10% from the market price of the shares, on or
before 19 NOV 2010, the Board of Managing Directors
shall be authorized to retire the shares or dispose
of the shares in a manner other than through the
stock exchange or by way of a public offer to all
shareholders at prices not materially below the
market price of the shares, to use the shares in
connection with mergers and acquisitions and to
exclude shareholders subscription rights in these

PROPOSAL #7.: Resolution on the creation of a new                          ISSUER          NO           N/A               N/A
authorized capital and the correspondence amendment
to the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of
the Supervisory Board, to increase the Company's
share capital by up to EUR 7,500,000 through the
issue of bearer no-par shares against payment in cash
 and/or kind, on or before 19 MAY 2014, the Board of
Managing Directors shall be authorized, with the
consent of the Supervisory Board, to exclude
shareholders subscription rights for residual
amounts, the satisfaction of existing option and/or
conv. rights, shares of up to 10% of the Company's
share capital against payment in cash at prices not
materially below the market price of the shares and
for a capital increase against payment in kind

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAFER WORKS CORP
  TICKER:                N/A             CUSIP:     Y9390R102
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: 2008 operation report                                       ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: Report the revision of rules for                            ISSUER          NO           N/A               N/A
proceedings of Board meeting

PROPOSAL #A.4: Report status of investment in                              ISSUER          NO           N/A               N/A
Mainland China

PROPOSAL #A.5: Report status of Corporate bond                             ISSUER          NO           N/A               N/A
issuance
PROPOSAL #A.6: Report status of endorsement guarantee                      ISSUER          NO           N/A               N/A

PROPOSAL #A.7: Report execution of buy back stock                          ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 operation and                              ISSUER          YES          FOR               FOR
financial reports

PROPOSAL #B.2: Approve the 2008 earning                                    ISSUER          YES          FOR               FOR
distributions; [cash dividend TWD 1.4 per share,
stock dividend 90 shares per 1,000 shares from retain
 earnings subject to 20% withholding tax]

PROPOSAL #B.3: Approve the changing utilization                            ISSUER          YES          FOR               FOR
purpose of the capital generated from 2007
capitalization

PROPOSAL #B.4: Approve to discuss the Capitalization                       ISSUER          YES          FOR               FOR
of 2008 dividend

PROPOSAL #B.5: Approve to discuss the capital                              ISSUER          YES          FOR               FOR
injection of 2007 for adoption of tax exemption

PROPOSAL #B.6: Approve to revise the Memorandum and                        ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #B.7: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.8: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee

PROPOSAL #B.9: Elect the Directors and the Supervisors                     ISSUER          YES          FOR               FOR

PROPOSAL #B.10: Approve to release the Directors                           ISSUER          YES          FOR               FOR
elected from non competition restrictions

PROPOSAL #B.11: Other issues and extemporary motion                        ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAH SEONG CORPORATION BHD
  TICKER:                N/A             CUSIP:     Y6828A107
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements of the Company and the Group for the FYE
31 DEC 2008 and the reports of the Directors and the
Auditors thereon

PROPOSAL #2.: Approve the Directors' Fees of MYR                           ISSUER          YES          FOR               FOR
315,000.00 for the FYE 31 DEC 2008

PROPOSAL #3.: Re-elect Tan Sri Dato' Dr. Lin See Yan                       ISSUER          YES          FOR               FOR
as a Director, who retires pursuant to Article 98 of
the Company's Articles of Association

PROPOSAL #4.: Re-elect Tan Sri Ab Rahman Bin Omar as                       ISSUER          YES          FOR               FOR
a Director, who retires pursuant to Article 98 of the
 Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Pauline Tan Suat Ming as a                      ISSUER          YES          FOR               FOR
 Director, who retires pursuant to Article 98 of the
Company's Articles of Association

PROPOSAL #6.: Re-appoint Messrs                                            ISSUER          YES          FOR               FOR
PricewaterhouseCoopers as the Auditors of the Company
 for the ensuing year and authorize the Directors to

PROPOSAL #7.: Authorize the Directors, subject always                      ISSUER          YES          FOR               FOR
 to the Companies Act, 1965 [the Act], the Articles
of Association of the Company and approvals from the
relevant governmental and/or regulatory bodies where
such approvals shall be necessary and pursuant to
Section 132D of the Act, from time to time, to issue
and allot ordinary shares from the unissued capital
of the Company upon such terms and conditions and at
such purposes as may be determined by the Directors
of the Company to be in the interest of the Company
provided always that the aggregate number of shares
to be issued pursuant to this resolution does not
exceed 10% of the issued capital of the Company for
the time being and to obtain the approval for the
listing of and quotation for the additional shares so
 issued on the Bursa Malaysia Securities Berhad;
[Authority expires the earlier of the conclusion of
the next AGM or the expiration of the period within
which the next AGM is to be held by law]

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 subject to the provisions of the Companies Act,
1965, the Memorandum and Articles of Association of
the Company, the Listing Requirements of Bursa
Malaysia Securities Berhad [Bursa Securities] and any
 other applicable laws, rules, orders, requirements,
regulations and guidelines for the time being in
force, to make purchase(s) of ordinary shares of MYR
0.50 each in the Company's issued and paid-up share
capital through the Bursa Securities at any time and
upon such terms and conditions and for such purposes
as the Directors of the Company may, in their
discretion deem fit, subject to the following: the
maximum number of ordinary shares which may be
purchased and/or held by the Company shall be 10% of
the issued and paid-up ordinary share capital of the
Company for the time being [WSC Shares]; the maximum
fund to be allocated by the Company for the purpose
of purchasing the WSC Shares shall not exceed the
aggregate of the retained profits and share premium
account of MYR 141.2 million and MYR 172.0 million
respectively of the Company as at 31 DEC 2008;
[Authority expires the earlier of the conclusion of
the next AGM of the Company or the expiration of the
period within which the next AGM is required by Law
to be held]; and upon completion of the purchase(s)
of the WSC Shares by the Company, to deal with the
WSC Shares in the following manner: to cancel the WSC
 Shares so purchased; or to retain the WSC Shares so
purchased as treasury shares for distribution as
dividend to the shareholders and/or resale on the
market of Bursa Securities and/or for cancellation
subsequently; or to retain part of the WSC Shares so
purchased as treasury shares and cancel the
remainder; or in such other manner as the Bursa
Securities and such other relevant authority may
allow from time to time; and to take all such actions
 and steps as are necessary or expedient to
implement, finalize and to give effect to the
purchase(s) of WSC Shares with full power to assent
to any conditions, variations, and/or amendments that
 may be imposed by the relevant authorities

PROPOSAL #9.: Authorize the Company and/or its                             ISSUER          YES          FOR               FOR
subsidiaries [WSC Group], subject to the provisions
of the Listing Requirements, to enter into recurrent
related party transactions of a revenue or trading
nature and the provision of financial assistance
between related parties as specified in Section 2.5
of the circular to shareholders dated 28 MAY 2009
which transactions are necessary for the day-to-day
operations in the ordinary course of business of WSC
Group on terms not more favorable to the related
parties than those generally available to the public
and are not to the detriment of the minority
shareholders of the Company and the shareholders'
mandate is subject to annual renewal and disclosure
is made in the annual report of the aggregate value
of transactions conducted pursuant to the
shareholders' mandate during the FY; [Authority
expires the earlier of the conclusion of the next AGM
 of the Company, at which time it will lapse, or the
expiration of the period within which the next AGM of
 the Company is required to be held pursuant to
Section 143[1] of the Act [but shall not extend to
such extension as may be allowed pursuant to Section
143[2] of the Act]; and authorize the Directors to
complete and to do all such acts and things
[including executing all such documents as may be
required] as they may consider expedient or necessary
 to give effect to the transactions contemplated
and/or authorized by this resolution

PROPOSAL #10.: Authorize the WSC Group, subject to                         ISSUER          YES          FOR               FOR
the provisions of the Listing Requirements, to enter
into new/additional recurrent related party
transactions of a revenue or trading nature and the
provisions of financial assistance as specified in
Section 2.5 of the circular to shareholders dated 28
MAY 2009 which transactions are necessary for the
day-to-day operations in the ordinary course of
business of WSC Group on terms not more favorable to
the related parties than those generally available to
 the public and are not to the detriment of the
minority shareholders of the Company and the
shareholders' mandate is subject to annual renewal
and disclosure shall be made in the annual report of
the aggregate value of transactions conducted
pursuant to the shareholders' mandate during the FY;
[Authority expires the earlier of the conclusion of
the next AGM of the Company, at which time it will
lapse, or the expiration of the period within which
the next AGM of the Company is required to be held
pursuant to Section 143[1] of the Act [but shall not
extend to such extension as may be allowed pursuant
to Section 143[2] of the Act]; and authorize the
Directors to complete and to do all such acts and
things [including executing all such documents as may
 be required] as they may consider expedient or
necessary to give effect to the transactions
contemplated and/or authorized by this resolution

PROPOSAL #S.1: Amend Article 142 of the Company's                          ISSUER          YES          FOR               FOR
Article of Association, as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WALLENSTAM AB, GOTEBORG
  TICKER:                N/A             CUSIP:     W9898E134
  MEETING DATE:          4/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the annual meeting of                             ISSUER          NO           N/A               N/A
shareholders

PROPOSAL #2.: Election of Mr. Gunnar Larsson as the                        ISSUER          NO           N/A               N/A
Chairman of the AGM

PROPOSAL #3.: Drawing up and approval of the voting                        ISSUER          NO           N/A               N/A
list

PROPOSAL #4.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #5.: Election of 1or 2 persons to verify the                      ISSUER          NO           N/A               N/A
 minutes

PROPOSAL #6.: Review the procedures to establish if                        ISSUER          NO           N/A               N/A
the general meeting has been duly convened

PROPOSAL #7.: Statements by the Chairman of the Board                      ISSUER          NO           N/A               N/A
 of Directors and the Managing Director

PROPOSAL #8.: Submission of the annual report and                          ISSUER          NO           N/A               N/A
consolidated accounts as well as the audit report
relating to the parent Company and the Group

PROPOSAL #9.: Adopt the income statement and balance                       ISSUER          YES          FOR               FOR
sheet of the Parent Company and the Group

PROPOSAL #10.: Approve a dividend of SEK 3.00 per                          ISSUER          YES          FOR               FOR
share [last year the figure was SEK 3.00 per share]
will be paid for the 2008 FY and a record date of 24
APR 2009; should the AGM pass a resolution in
accordance with the proposal, it is estimated that
the dividend will be remitted by VPC AB on 29 APR 2009

PROPOSAL #11.: Grant discharge from liability of the                       ISSUER          YES          FOR               FOR
Members of the Board of Directors and the Managing
Director

PROPOSAL #12.: Receive the report on the work of the                       ISSUER          YES          FOR               FOR
Election Committee

PROPOSAL #13.: Elect 5 Board Members and no Deputy                         ISSUER          YES          FOR               FOR
Board Members

PROPOSAL #14.: Approve the total remuneration of SEK                       ISSUER          YES          FOR               FOR
1,200,000 is paid to the Board of Directors [last
year the figure was SEK 1,450,000]; of this the
Chairman of the Board of Directors will receive SEK
600,000 SEK, the Vice Chairman SEK 225,000 and the
other Board Members SEK 125,000 each; the amounts
include the remuneration for the committee work; the
remuneration for the Auditor is paid in accordance
with the approved invoice

PROPOSAL #15.: Re-elect Mr. Christer Villard as the                        ISSUER          YES          FOR               FOR
Chairman of the Board of the Director and Messrs.
Anders Berntsson, Marie-Anne Lervik Nivert, Erik
Asbrink, and Ulrica Messing as the Board Members

PROPOSAL #16.: Approve the resolution regarding the                        ISSUER          YES          FOR               FOR
Election Committee as specified

PROPOSAL #17.: Approve the guidelines for salaries                         ISSUER          YES          FOR               FOR
and other remuneration of senior executives as shown
in the Directors' report in the annual report for 2008

PROPOSAL #18.: Amend the Articles of Association as                        ISSUER          YES          FOR               FOR
specified

PROPOSAL #19.: Authorize the Board of Directors, for                       ISSUER          YES          FOR               FOR
a term until the next AGM, to make decisions, on one
or several occasions, to acquire own series B shares
on the OMX Nordic Exchange up to a number which does
not at any time exceed 10% of the total number of
shares in the Company; the acquisition shall be made
at a price within the registered price range at any
time, i.e. the range between the highest bid and the
lowest offer rate, the objective of the authorization
 to acquire own shares is to give the Board of
Directors freedom to take action to adjust the
Company's capital structure and create value for the
Company's shareholders

PROPOSAL #20.: Authorize the Board of Directors, for                       ISSUER          YES          FOR               FOR
a term until the next annual meeting of shareholders,
 at the latest, to make decisions, on one or several
occasions, to transfer own shares: the Board shall
have the right to make decisions regarding the
transfer of own shares, with or without right of
preference for the shareholders, in another way than
on the OMX Nordic Exchange; transfer may be made
against cash payment, against payment in another
property than cash or through set-off of a liability
due to the Company's transfer against a claim on the
Company; the Board of Directors' decision regarding
transfer shall be carried out within the period that
the Board decides; a transfer may not exceed the
number of own shares held by the Company at the time
of transfer

PROPOSAL #21.: Closing of the meeting                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WALSIN TECHNOLOGY CORPORATION LTD
  TICKER:                N/A             CUSIP:     Y9494B102
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations and                            ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the proposal for the                                ISSUER          YES          FOR               FOR
distribution of 2008 profits or offsetting deficit

PROPOSAL #B.3: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.4: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of asset acquisition or disposal

PROPOSAL #B.6: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of incorporation

PROPOSAL #B.7: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.8: Extraordinary motions and other issues                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAREHOUSES DE PAUW SICAFI SCA, MEISE
  TICKER:                N/A             CUSIP:     B9774V120
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report on                              ISSUER          NO           N/A               N/A
Statutory and Consolidated Financial Statements

PROPOSAL #2.: Receive the Auditors report on                               ISSUER          NO           N/A               N/A
Statutory and Consolidated Financial Statements

PROPOSAL #3.: Approve the financial statements,                            ISSUER          NO           N/A               N/A
consolidated financial statements, and allocation of
income

PROPOSAL #4.A: Grant discharge of the Non Executive                        ISSUER          NO           N/A               N/A
Directors

PROPOSAL #4.B: Grant discharge of the Executive                            ISSUER          NO           N/A               N/A
Director

PROPOSAL #4.C: Grant Discharge of the Auditors                             ISSUER          NO           N/A               N/A

PROPOSAL #5.: Approve remuneration of the Directors                        ISSUER          NO           N/A               N/A

PROPOSAL #6.: Approve the Auditors Remuneration                            ISSUER          NO           N/A               N/A

PROPOSAL #7.: Transact Other Business                                      ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WAVIN N.V., ZWOLLE
  TICKER:                N/A             CUSIP:     N9438C101
  MEETING DATE:          4/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Opening of the general meeting                               ISSUER          NO           N/A               N/A

PROPOSAL #2.: Approve the report of the managing                           ISSUER          NO           N/A               N/A
Board on the FY 2008

PROPOSAL #3.: Approve the annual accounts on the FY                        ISSUER          YES          FOR               FOR
2008

PROPOSAL #4.: Approve to declare a dividend over the                       ISSUER          YES          FOR               FOR
FY 2008 of EUR 0.16 gross per share, from which EUR
0.12 per share has already been paid as interim
dividend; remains a final dividend of EUR 0.04 per
share, which can be taken up at the choice of
shareholders entirely in cash or in new shares of the
 Company

PROPOSAL #5.: Grant discharge the Managing Board in                        ISSUER          YES          FOR               FOR
respect of the duties performed during the past FY

PROPOSAL #6.: Grant discharge the Supervisory Board                        ISSUER          YES          FOR               FOR
in respect of the duties performed during the past FY

PROPOSAL #7.: Re-appoint B.G. Hill as the Member of                        ISSUER          YES          FOR               FOR
the Supervisory Board where all details as laid down
in Article 2:158 Paragraph 5, Section 2: 142
Paragraph 3 of the Dutch Civil Code are available for
 the general meeting of shareholders

PROPOSAL #8.: Approve to assigns KPMG accountants NV                       ISSUER          YES          FOR               FOR
as the Auditors responsible for auditing the
financial accounts for the year 2009

PROPOSAL #9.A: Amend the Articles of Association in                        ISSUER          YES          FOR               FOR
respect of the following subjects: adjustments to
recent and expected changes in Dutch Governance Law

PROPOSAL #9.B: Amend the Articles of Association in                        ISSUER          YES          FOR               FOR
respect of the following subjects: reduction of the
nominal value of the shares to EUR 0.05 without
repayment and add t he capital reduction to the share
 premium reserve

PROPOSAL #10.: Authorize the Managing Board to                             ISSUER          YES          FOR               FOR
acquire its own shares for valuable consideration, up
 to a maximum number which, at the time of
acquisition, the Company is permitted to acquire
pursuant to the provisions of section 98, subsection
2, of book 2 of the Netherlands civil code; such
acquisition may be effected by means of any type of
contract, including stock exchange transactions and
private transactions; the price must lie between the
nominal value of the shares an d an amount equal to
110% of the market price; by market price is
understood the average of the highest prices reached
by the shares on each of the 5 stock exchange
business days preceding the date of acquisition, as
evidenced by the official price list of Euronext
Amste Rdam NV; the authorization will be valid for a
period of 18 months, commencing on 22 APR 2009

PROPOSAL #11.A: Approve that, the Supervisory Board                        ISSUER          YES          FOR               FOR
be designated for a period of 18 months as the body
which is authorized to resolve to issue shares up to
a number of shares not exceeding 10% of the number of
 issued shares in the capital of the Company with an
additional 10% in case of a merger or acquisition

PROPOSAL #11.B: Authorize the Managing Board, under                        ISSUER          YES          FOR               FOR
approval of the Supervisory Board as the sole body to
 limit or exclude the preemptive right on new issued
shares in the Company

PROPOSAL #12.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #13.: Closing of the general meeting                              ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WCT BHD
  TICKER:                N/A             CUSIP:     Y9532D102
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial                      ISSUER          YES          FOR               FOR
 statements for the YE 31 DEC 2008 and the reports of
 the Directors and Auditors thereon

PROPOSAL #2.: Approve the final dividend of 4.5 sen                        ISSUER          YES          FOR               FOR
per ordinary share of MYR 0.50 each less Malaysian
Income Tax of 25% for the YE 31 DEC 2008

PROPOSAL #3.: Re-elect Mr. Wong Sewe Wing as a                             ISSUER          YES          FOR               FOR
Director of the Company who retires pursuant to
Article 65 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Cheah Hon Kuen as a                             ISSUER          YES          FOR               FOR
Director of the Company who retires pursuant to
Article 65 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Choo Tak as a Director of                       ISSUER          YES          FOR               FOR
the Company who retires pursuant to Article 65 of the
 Company's Articles of Association

PROPOSAL #6.: Re-appoint Messrs. Ernst & Young as the                      ISSUER          YES          FOR               FOR
 Auditors of the Company and authorize the Directors
to fix their remuneration

PROPOSAL #7.: Authorize the Company and its                                ISSUER          YES          FOR               FOR
subsidiaries [WCT Group], subject to the provisions
of the Listing Requirements of Bursa Malaysia
Securities Berhad, to enter into recurrent related
party transactions of a revenue or trading nature
with related parties as specified in Section 2.3 of
the Circular to Shareholders dated 25 MAY 2009 which
are necessary for the day-to-day operations of WCT
Group in the ordinary course of business on terms not
 more favorable to the related parties than those
generally available to the public and are not
detrimental to the minority shareholders of the
Company and that such approve shall continue to be in
 force until; [Authority expires earlier of the
conclusion of the next AGM of the Company, at which
time it will lapse, unless renewed by a resolution
passed at that meeting or the expiration of the
period within which the next AGM is required to be
held pursuant to Section 143[1] of the Companies Act,
 1965 [the Act] [but shall not extend to such
extension as may be allowed pursuant to Section
143[2] of the Act]; and authorize the Directors of
the Company to complete and do all such acts and
things as they may consider expedient or necessary to
 give effect to the transactions contemplated by this

PROPOSAL #8.: Authorize the Company, subject to the                        ISSUER          YES          FOR               FOR
Companies Act, 1965 [the Act], rules, regulations and
 orders made pursuant to the Act [as may be amended,
modified or re-enacted from time to time], the
provisions of the Company's Memorandum and Articles
of Association and the Listing Requirements of Bursa
Malaysia Securities Berhad [Bursa Securities] and any
 other relevant authority, to purchase such amount of
 ordinary shares of MYR 0.50 each in the Company's
issued and paid-up share capital as may be determine
by the Directors of the Company from time to time
through Bursa Securities: the number of ordinary
shares of MYR 0.50 each in the Company [Shares] which
 may be purchased or held by the Company shall not
exceed 10% of the issued and paid-up share capital
for the time being of the Company, subject to a
restriction that the issued and paid-up share capital
 of the Company does not fall below the applicable
minimum share capital requirements of the Listing
Requirements of Bursa Securities; the maximum fund to
 be allocated by the Company for the purpose of
purchasing the Shares shall not exceed the total
retained earnings and share premium account of the
Company, the audited retained earnings and share
premium account of the Company as at 31 DEC 2008
amounted to MYR 110,110,085 and MYR 367,916,367
respectively; [Authority expires earlier of the
conclusion of the next AGM of the Company at which
time it shall lapse unless by ordinary resolution
passed at that meeting, the authority is renewed,
either unconditionally or subject to conditions; the
expiration of the period within which the next AGM is
 required by law to be held]; and authorize the
Directors of the Company, upon completion of each
purchase of Shares by the Company, to cancel the
Shares so purchased or to retain the Shares so
purchased as treasury shares which may be distributed
 as dividend to shareholders or resold on Bursa
Securities or subsequently cancelled or to retain
part of the Shares so purchased as treasury shares
and cancel the remainder and/or to deal with the
Shares in any other manner as may be allowed or
prescribed by the Act or any other rules, regulations
 and/or orders made pursuant to the Act and the
Listing Requirements of Bursa Securities and any
other relevant authorities for the time being in
force; to take all such steps as are necessary or
expedient to implement, finalize or to effect the
purchase[s] of Shares with full powers to assent to
any conditions, modifications, resolutions,
variations and/or amend [if any] as may be imposed by
 the relevant authorities and to do all such acts and
 things as the Directors may deem fit and expedient

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEI CHUAN FOODS CORP
  TICKER:                N/A             CUSIP:     Y95335108
  MEETING DATE:          6/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited financial statements                       ISSUER          NO           N/A               N/A
from CPA

PROPOSAL #A.4: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports,                          ISSUER          YES          FOR               FOR
financial statements and consolidated financial
statements of the Company and the subsidiaries

PROPOSAL #B.2: Approve the proposal for the                                ISSUER          YES          FOR               FOR
distribution of 2008 profits or offsetting deficit

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
trading derivatives

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WEIR GROUP PLC, GLASGOW
  TICKER:                N/A             CUSIP:     G95248137
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report and                             ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #2.: Approve final dividend of 13.85 pence                        ISSUER          YES          FOR               FOR
per ordinary share

PROPOSAL #3.: Approve the Remuneration Committee                           ISSUER          YES          FOR               FOR
Report
PROPOSAL #4.: Elect Mr. John Mogford as a Director                         ISSUER          YES          FOR               FOR

PROPOSAL #5.: Elect Mr. Richard Menell as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Michael Dearden as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. Lord Robertson as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #8.: Re-elect Professor Ian Percy as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-appoint Ernst & Young LLP as the                          ISSUER          YES          FOR               FOR
Auditors

PROPOSAL #10.: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
remuneration of the Auditors

PROPOSAL #11.: Grant authority to issue of equity  or                      ISSUER          YES          FOR               FOR
 equity-linked securities with  pre-emptive rights up
 to aggregate nominal amount of GBP 8,750,000

PROPOSAL #S.12: Grant authority to issue of equity                         ISSUER          YES          FOR               FOR
or equity-linked securities  without pre-emptive
rights up to  aggregate nominal amount of GBP

PROPOSAL #S.13: Grant authority up to GBP 2,620,000                        ISSUER          YES          FOR               FOR
for market purchase

PROPOSAL #S.14: Grant authority for the general                            ISSUER          YES          FOR               FOR
meetings, other than the Company's AGM, may be called
 on 14 clear days' notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WELLSTREAM HLDGS PLC
  TICKER:                N/A             CUSIP:     G9529Y101
  MEETING DATE:          5/12/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                            ISSUER          YES        AGAINST           AGAINST
accounts

PROPOSAL #2.: Re-appoint the Auditors                                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.: Re-elect Mr. Gordon Chapman as a                             ISSUER          YES        AGAINST           AGAINST
Director
PROPOSAL #4.: Re-elect Mr. Christopher Gill as a                           ISSUER          YES        AGAINST           AGAINST
Director

PROPOSAL #5.: Re-elect Mr. Neil Geskell as a Director                      ISSUER          YES        AGAINST           AGAINST

PROPOSAL #6.: Elect Mr. Luis Araujo as a Director                          ISSUER          YES        AGAINST           AGAINST

PROPOSAL #7.: Approve the Director's remuneration                          ISSUER          YES          FOR               FOR
report

PROPOSAL #8.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #9.: Approve to increase the authorized                           ISSUER          YES          FOR               FOR
share capital of the Company from GBP 1,500,000 to
GBP 1,750,000, representing a percentage increase of
approximately 17%; this increase is being sought in
order to give the Company sufficient authorized share
 capital to take full advantage of the ability to
allot ordinary shares under the authorities proposed
in Resolution 10

PROPOSAL #10.: Authorize the Directors subject to                          ISSUER          YES          FOR               FOR
paragraph [A] of this resolution to allot ordinary
shares up to an aggregate nominal amount equal to GBP
 332,140 [representing 33,214,000 ordinary shares of
GBP 0.01 each]; this amount represents approximately
one-third of the issued ordinary share capital of the
 Company as at 31 MAR 2009; in line with recent
guidance issued by the Association of British
Insurers [the ABI], paragraph [B] of this resolution
would give the Directors authority to allot ordinary
shares in connection with a right issue in favour of
ordinary shareholders up to an aggregate nominal
amount equal to GBP 664,280 [representing 66,428,000
ordinary shares], as reduced by the nominal amount of
 any shares issued under paragraph [A] of this
resolution; this amount [before any reduction]
represents approximately two-thirds of the issued
ordinary share capital of the Company as at 31 MAR
2009; if this authority is exercised, the Directors
intend to follow ABI guidelines issued from time to
time [including as to the re-election of the
Directors]; the authorities sought under paragraph
[A] and [B] of this resolution will expire at the
earlier of 30 JUN 2010 [the last date by which the
Company must hold an AGM in 2010] and the conclusion
of the AGM of the Company held in 2010; the Directors
 have no presents intention to exercise either of the
 authorities sought under this resolution; as at the
date of the notice, no ordinary shares are held by

PROPOSAL #S.11: Authorize the Directors by passing                         ISSUER          YES          FOR               FOR
this Resolution to allot ordinary shares for cash
without first offering them to existing shareholders
in proportion to their existing shareholders; except
as provided in the next paragraph, this authority
would be, similar to previous years, limited to
allotments or sales in connection with pre-emptive
offers and offers to holders of other equity
securities if required by the rights of those shares
or as the Board otherwise considers necessary, or
otherwise up to an aggregate nominal amount of GBP
49,821 [representing 4,982,100 ordinary shares]; this
 aggregate nominal amount represents approximately 5%
 of the issued ordinary share capital of the Company
as at 31 MAR 2009; in respect of this aggregate
nominal amount, the Directors confirm their intention
 to follow the provisions of the Pre-Emption Group's
Statement of Principles regarding cumulative usage of
 authorities within a rolling 3-year period where the
 Principles provided that usage is excess of 7.5%
should not take place without prior consultation with
 shareholders; allotments made under the
authorization in paragraph [B] of resolution 10 would
 be limited to allotments by way of a rights issued
only [subject to the right of the Board to impose
necessary or appropriate limitations to deal with,
for example, fractional entitlements and regulatory
matters]; the authority will expire at the earlier of
 30 JUN 2010 [the last date by which the Company must
 hold an AGM in 2010] and the conclusion of the AGM
of the Company held in 2010

PROPOSAL #S.12: Authorize the Directors, to purchase                       ISSUER          YES          FOR               FOR
in the market up to a maximum of 9,964,225 ordinary
shares [representing 10% of the Company's issued
ordinary share capital on 31 MAR 2009] for
cancellation at a minimum price of GBP 0.01 per share
 and a maximum price of not more than 5% above the
average of the middle market quotations for an
ordinary share as derived from the London Stock
Exchange Daily Official List for the 5 business days
immediately preceding the day on which that ordinary
share is purchased; the authority will expire at the
earlier of 30 JUN 2010 [the last date by which the
Company must hold an AGM in 2010] and the conclusion
of the AGM of the Company held in 2010; the Directors
 would not expect to purchase shares in the market
unless, in the light of market condition prevailing
at the time, they considered that to do so would
enhance earnings per share and would be in the best
interests of shareholders generally; further, the
Directors expect that if any ordinary shares were to
be purchased, such shares would be cancelled; any
purchases made by the Company will be announced no
later that 7.30am on the business day following the
transaction

PROPOSAL #S.13: Approve that, the regulation                               ISSUER          YES          FOR               FOR
implemented this directive will increase the notice
period of general meetings of the Company to 21 days;
 the Company is currently able to call general
meeting [other than an AGM] on 14 clear days' notice
and would like to preserve this ability; in order to
be able to do so after AUG 2009, shareholders must
have approve the calling of meetings on 14 days'
notice; Resolution 13 seeks such approval; the
approval will be effective until the Company's next
AGM, when it is intended that a similar resolution
will be proposed; the Company will also need to meet
the requirements for electronic voting under the
directive before it can call a general meeting on 14

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WELSPUN GUJARAT STAHL ROHREN  LTD
  TICKER:                N/A             CUSIP:     Y9535F120
  MEETING DATE:          6/25/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, pursuant to the                      ISSUER          YES        AGAINST           AGAINST
 provisions of 81[1A] and other applicable
provisions, if any, of the Companies Act, 1956 [the
Act] [including any amendments thereto or re-
enactment thereof] and all other applicable Laws and
regulations including the Foreign Exchange Management
 Act, 1999, the Foreign Exchange Management [Transfer
 or issue of Security by a person resident outside
India] regulations, 2000, any statutory
modification[s] or re-enactment thereof, for the time
 being in force and the regulations/guidelines, if
any, issued by the Government of India, the
Securities and Exchange Board of India [the SEBI],
the Reserve Bank of India [the RBI] and any other
applicable laws, rules and regulations [including any
 amendment thereto or re-enactment thereof for the
time being in force] and enabling provisions in the
Memorandum and Articles of Association of the Company
 and Listing Agreements entered into by the Company
with the Stock Exchanges where the shares of the
Company are listed, and subject to such approvals,
consents, permissions and sanctions of relevant
statutory, governmental authorities or departments,
institutions or bodies [the Concerned Authorities] in
 this regard, as may be required and applicable and
further subject to such terms and conditions or
modifications thereto as may be prescribed or imposed
 by any of the Concerned Authorities while granting
such approvals, and permissions as may be necessary
or which may be agreed to by the Board of Directors
of the Company [hereinafter referred to as the Board,
 which term shall include any committee constituted
by the Board or any person[s] authorized by the Board
 to create, issue, offer and allot, in one or more
tranch[es], in one or more foreign markets or
domestic markets whether shareholders of the Company
or not, [including with provisions for reservation on
 firm and/or competitive basis, of such part of issue
 and for such categories of persons including
employees of the Company as may be permitted], equity
 shares and/or equity shares through depository
receipts including American Depository Receipts,
Global Depository Receipts and/or convertible bonds,
convertible debentures, fully or partly, and/or other
 securities convertible into equity shares at the
option of the Company and/or the holder[s] of such
securities, and/or securities linked to equity shares
 and/or securities with or without detachable/non-
detachable warrants and/or warrants with a right
exercisable by the warrant-holder to subscribe for
equity shares and/or any instruments or securities
representing either equity shares, secured premium
notes, and/or any other financial instruments which
would be converted into/exchanged with equity shares
at a later date [the Securities] as the Board at its
sole discretion or in consultation with underwriters,
 merchant bankers, financial advisors or legal
advisors may at any time decide, by way of one or
more public or private offerings in domestic and/or
one or more international market[s], with or without
an option to retain overs

PROPOSAL #S.2: Approve, pursuant to the provisions of                      ISSUER          YES          FOR               FOR
 the FEMA, the Foreign Exchange Management [transfer
or issue of security by a person resident outside
India] regulations, 2000, notification No. FEMA
45/2000 RB dated 20 SEP 2000 issued by the reserve
bank of India, and all other applicable rules,
regulations, guidelines and laws [including any
statutory modifications or re-enactment thereof for
the time being in force] and subject to all
applicable approvals, permissions and sanctions and
subject to such conditions as may be prescribed by
any of the concerned authorities while granting such
approvals, permissions, sanctions which may be agreed
 to by the Board of Directors of the Company;
authorize the Board of Directors of the Company to
permit foreign institutional investors registered
with SEBI to acquire and hold on their own account
and on behalf of each of their SEBI approved sub-
accounts, shares of the Company up to an aggregate
limit of 49% of the paid-up equity share capital of
the Company for the time being, provided that the
equity shareholding of each FII on his own account
and on behalf of each of the SEBI approved sub-
account in the company shall not exceed 10% of the
total paid up equity share capital of the Company or
such limits as are or may be prescribed, from time to
 time, under applicable laws, rules and regulations
[Individual FII Holding Limit] and that Company may
offer, issue and allot equity shares and/or other
securities convertible, exchangeable or exercisable
for equity shares of the Company to FIIs subject to
the individual FII Holding Limit and applicable
statutory and/or regulatory provisions; authorize the
 Board of Directors, to do all such acts, deeds,
matters and things and execute all documents or
writings as may be necessary, proper or expedient for
 the purpose of giving effect to this resolution
including intimating the concerned authorities or
such other regulatory body and for matters connected
therewith or incidental thereto including delegating
all or any of the powers conferred herein to any
committee of Directors or any Director or Officer of

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WESTERN CDN COAL CORP
  TICKER:                N/A             CUSIP:     957860109
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by Western of                        ISSUER          YES          FOR               FOR
all of the outstanding securities of Cambrian Mining
Plc by way of a scheme of arrangement under the Laws
of England, as specified

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  ISSUER:                WIHLBORG FASTIGHETER AB
  TICKER:                N/A             CUSIP:     W9899S108
  MEETING DATE:          4/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Calling the Meeting to order                                 ISSUER          NO           N/A               N/A

PROPOSAL #2.: Election of Mr. Kerstin Fredriksson as                       ISSUER          NO           N/A               N/A
the Chairman for the meeting

PROPOSAL #3.: Drawing and approving the voting list                        ISSUER          NO           N/A               N/A

PROPOSAL #4.: Election of one or two persons to                            ISSUER          NO           N/A               N/A
verify the minutes

PROPOSAL #5.: Approval of the agenda                                       ISSUER          NO           N/A               N/A

PROPOSAL #6.: Consideration as to whether the meeting                      ISSUER          NO           N/A               N/A
 is constitutional

PROPOSAL #7.: Presentation by the Chief Executive                          ISSUER          NO           N/A               N/A
Officer

PROPOSAL #8.: Presentation of the Annual accounts and                      ISSUER          NO           N/A               N/A
 Auditors report plus consolidated accounts and
consolidated Auditor's report

PROPOSAL #9.a: Approve the profit and loss statement                       ISSUER          YES          FOR               FOR
and balance sheet plus consolidated profit and loss
statement and consolidated balance sheet

PROPOSAL #9.b: Approve the dividend for 2008 be set                        ISSUER          YES          FOR               FOR
at SEK 6.50 per share

PROPOSAL #9.c: Grant freedom from responsibility for                       ISSUER          YES          FOR               FOR
Board Members and the Chief Executive Officer

PROPOSAL #9.d: Approve the record day for the                              ISSUER          YES          FOR               FOR
dividend which is 28 APR 09, if the meeting decides
according to the proposal, cash payment is expected
to be sent by Euroclear Sweden AB on Monday 04 MAY

PROPOSAL #10.: Approve the number of Members of the                        ISSUER          YES          FOR               FOR
Board of Directors be set at 8

PROPOSAL #11.: Approve the fees for the Board, total                       ISSUER          YES          FOR               FOR
SEK 940,000 be distributed as SEK 220,000 to the
Board Chairman and SEK 120,00 to each Board Member
not employed by the Company; and audit fee be set
according to and approved account

PROPOSAL #12.: Re-elect Messrs. Erik Paulsson,                             ISSUER          YES          FOR               FOR
Kerstin Fredriksson, Anders Jarl, Sara Karlsson,
Helen Olausson, Tommy Qvarfort and Johan Qviberg, and
 Elect Mr. Arne Bernroth as the Board Members and
elect Mr. Erik Paulson as Board Chairman

PROPOSAL #13.: Approve the decision on the principles                      ISSUER          YES          FOR               FOR
 for how Members of the Election Committee shall be
appointed, as specified

PROPOSAL #14.: Approve the principles for the                              ISSUER          YES          FOR               FOR
remuneration and terms of the employment for the
group management

PROPOSAL #15.: Authorize the Board to acquire and                          ISSUER          YES          FOR               FOR
assign its own shares before the next AGM

PROPOSAL #16.: Authorize the Board to decide on any                        ISSUER          YES          FOR               FOR
new share issue corresponding to no more than 10% of
the outstanding shares

PROPOSAL #17.: Any other business                                          ISSUER          NO           N/A               N/A

PROPOSAL #18.: Close the Meeting                                           ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WILH.WILHELMSEN LTD ASA
  TICKER:                N/A             CUSIP:     R98978100
  MEETING DATE:          5/7/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Adopt the summons and the agenda to the                      ISSUER          YES          FOR               FOR
 AGM

PROPOSAL #2.: Elect a person to co-sign the minutes                        ISSUER          YES          FOR               FOR
from the AGM

PROPOSAL #3.: Approve the declaration from the Board                       ISSUER          YES          FOR               FOR
on the remuneration for leading employees

PROPOSAL #4.: Adopt the annual accounts and annual                         ISSUER          YES          FOR               FOR
report for 2008, including the consolidated accounts
and the payment of dividend NOK 2.00 per share

PROPOSAL #5.: Adopt the Auditors' remuneration                             ISSUER          YES          FOR               FOR

PROPOSAL #6.: Approve to determine the remuneration                        ISSUER          YES          FOR               FOR
for the Board Members and the Deputy Board Members

PROPOSAL #7.: Approve the extension of the                                 ISSUER          YES          FOR               FOR
authorization to the Board of Directors to purchase
shares in the Company

PROPOSAL #8.: Elect the Members to the Board                               ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WINTEK CORP
  TICKER:                N/A             CUSIP:     Y9664Q103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports reviewed by                        ISSUER          NO           N/A               N/A
Supervisors

PROPOSAL #A.3: The status of 2008 buyback treasury                         ISSUER          NO           N/A               N/A
stock

PROPOSAL #A.4: The revision of the rules of the Board                      ISSUER          NO           N/A               N/A
 meeting

PROPOSAL #A.5: The status of the 2008 assets                               ISSUER          NO           N/A               N/A
impairment
PROPOSAL #A.6: To report of raising capital by                             ISSUER          NO           N/A               N/A
issuing common shares via private placement

PROPOSAL #A.7: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the appropriation for                               ISSUER          YES          FOR               FOR
offsetting deficit of year 2008 [no dividend
distribution]

PROPOSAL #B.3: Approve the issuance of new shares to                       ISSUER          YES          FOR               FOR
participate the Global Depositary Receipt [GDR]
issuance or the local rights issue

PROPOSAL #B.4: Approve the issuance of new shares via                      ISSUER          YES          FOR               FOR
 private placement

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsements and guarantee

PROPOSAL #B.6: Other issues                                                ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WIRECARD AG, GRASBRUNN
  TICKER:                N/A             CUSIP:     D22359133
  MEETING DATE:          6/18/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                                ISSUER          NO           N/A               N/A
statements and annual report for the 2008 FY with the
 report of the Supervisory Board, the group financial
 statements and group annual report as well as the
report by the Board of Managing Directors pursuant to
 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the                       ISSUER          NO           N/A               N/A
distributable profit of EUR 9,411,436.28 as follows:
Payment of a dividend of EUR 0.08 per no-par share
EUR 1,267,185.16 shall be carried forward Ex-dividend
 and payable date: 19 JUN 2009

PROPOSAL #3.: Ratification of the acts of the Board                        ISSUER          NO           N/A               N/A
of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                              ISSUER          NO           N/A               N/A
Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2009                         ISSUER          NO           N/A               N/A
FY: RP Richter GmbH, Munich, Ernst and Young AG,
Munich; for the interim report and the review of the
interim half-year financial statements: RP Richter

PROPOSAL #6.: Resolution on the creation of a further                      ISSUER          NO           N/A               N/A
 authorized capital 2009/I and the correspondent
amendment to the Articles of Association the Board of
 Managing Directors shall be authorized, with the
consent of the Supervisory Board, to increase the
share capital by up to EUR 37,299,652 through the
issue of up to 37,299,652 new bearer no-par shares
against contributions in cash and/or kind, on or
before 18 JUN 2014 [authorized capital 2009/I] the
Board of Managing Directors shall be authorized to
determine the beginning of dividend entitlement of
the new shares that may deviate from the statutory
regulations, Shareholders subscription rights may be
excluded for residual amounts, for a capital increase
 of up to 10 % of the share capital against
contributions in cash if the shares are issued at a
price not materially below their market price, and
for the issue of shares against contributions in kind

PROPOSAL #7.: Renewal of the authorization to acquire                      ISSUER          NO           N/A               N/A
 own shares the Company shall be authorized to
acquire own shares of up to 10 % of its share
capital, at prices not deviating more than 10 % from
the market price of the shares, on or before 17 DEC
2010 the Board of Managing Directors shall be
authorized to dispose of the shares in a manner other
 than the stock exchange or a rights offering if the
shares are used for mergers and acquisitions or sold
at a price not materially below the market price of
the shares, to use the shares within the scope of the
 company s stock option plan, to use the shares in
connection with securities lending or to satisfy
conversion or options rights, to retire the shares,
and to exclude shareholders subscription rights for

PROPOSAL #8.: Amendment to Section 17(1) of the                            ISSUER          NO           N/A               N/A
Articles of Association, in respect of shareholders
being entitled to participate and vote at the
shareholders. meeting if they register with the
company, in written form, in either German or
English, by the 6th day prior to the meeting, not
counting the day of receipt

PROPOSAL #9.: Amendment to Section 18(2) of the                            ISSUER          NO           N/A               N/A
Articles of Association, in respect of shareholders
being able to issue proxy-voting instructions in
writing or via fax unless these instructions
designate credit institutes, an association of
shareholders or another person pursuant to Section
135 of the Stock Corporation Act, the Company being
authorized to permit the electronic transmission of
proxy-voting instructions and to demand a proof of
verification in this case

PROPOSAL #10.: Amendment to Section 20(1) of the                           ISSUER          NO           N/A               N/A
Articles of Association in respect of resolutions by
the shareholders meeting being adopted by simple
majority and, where applicable, by the simple
majority of the represented share capital unless the
statutory regulations provide otherwise

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WISTRON NEWEB CORP
  TICKER:                N/A             CUSIP:     Y96739100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The audited reports                                         ISSUER          NO           N/A               N/A

PROPOSAL #A.3: Other presentations                                         ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, proposed stock dividend: 50
for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Other issues                                                ISSUER          YES          FOR             AGAINST

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WITAN INVESTMENT TRUST PLC, LONDON
  TICKER:                N/A             CUSIP:     G97249109
  MEETING DATE:          4/28/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the                        ISSUER          YES          FOR               FOR
audited accounts for the YE 31 DEC 2008

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report for the YE 31 DEC 2008

PROPOSAL #3.: Elect Mr. R.E. Clarke as a Director of                       ISSUER          YES          FOR               FOR
the Company

PROPOSAL #4.: Elect Mrs. M.C. Claydon as a Director                        ISSUER          YES          FOR               FOR
of the Company

PROPOSAL #5.: Re-elect Mr. H.M. Henderson as a                             ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-elect Mr. R.H. McGrath as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors                      ISSUER          YES          FOR               FOR
 to the Company

PROPOSAL #8.: Authorize the Directors to determine                         ISSUER          YES          FOR               FOR
the remuneration of the Auditors

PROPOSAL #S.9: Authorize the Company, to make market                       ISSUER          YES          FOR               FOR
purchases [Section 163(3) of the Companies Act 1985]
of up to 32,086,252 [representing approximately
14.99% of the issued ordinary share capital of the
Company at 06 MAR 2009] ordinary shares of 25p each
in the capital of the Company, at a minimum price of
25p and not more than 105% above the average market
value for such shares derived from the London Stock
Exchange Daily Official List, over the previous 5
business days; [Authority expires the earlier of the
conclusion of the next AGM of the Company to be held
2010 or 18 months]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly

PROPOSAL #S.10: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163(3) of the Companies Act 1985]
 of the Preference Shares as at 06 MAR 2009, being:
i) 2,055,000 of the 3.4% Cumulative Preference Shares
 of GBP 1 each; and ii) 50,000 of the 2.7% Cumulative
 Preference Shares of GBP 1 each,, at a minimum price
 of GBP 1 and not more than 105% above the average
market value for such shares derived from the London
Stock Exchange Daily Official List, over the previous
 business days; [Authority expires the earlier of the
 conclusion of the next AGM of the Company to be held
 in 2010 or 18 moths]; and the Company, before the
expiry, may make a contract to purchase ordinary
shares which will or may be executed wholly or partly
 after such expiry

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOLFSON MICROELECTRONICS PLC, EDINBURGH
  TICKER:                N/A             CUSIP:     G97272101
  MEETING DATE:          5/20/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts of the Company for                      ISSUER          YES        AGAINST           AGAINST
 the FYE 28 DEC 2008 together with the reports of the
 Directors and the Auditors

PROPOSAL #2.: Approve the Directors remuneration                           ISSUER          YES          FOR               FOR
report as set out in the annual report and accounts
for the FYE 28 DEC 2008

PROPOSAL #3.: Re-elect Mr. Barry Michael Rose as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #4.: Elect Mr. Glenn Collinson as a Director                      ISSUER          YES          FOR               FOR
 of the Company

PROPOSAL #5.: Elect Mr. Joseph Michael Hickey as a                         ISSUER          YES          FOR               FOR
Director of the Company

PROPOSAL #6.: Re-appoint KPMG Audit Plc as the                             ISSUER          YES        AGAINST           AGAINST
Auditors of the Company to hold office until the
conclusion of the next general meeting at which the
accounts of the Company are laid

PROPOSAL #7.: Authorize the Directors of the Company                       ISSUER          YES        AGAINST           AGAINST
to determine the remuneration of the Auditors

PROPOSAL #8.: Authorize the Directors of the Company,                      ISSUER          YES          FOR               FOR
 pursuant to Section 80 of the Companies Act 1985
[the Act], [in substitution for all other existing
authorities pursuant to the Section 80 of the Act to
the extent not utilized at the date this resolution
is passed], to allot relevant securities [Section
80(2) of the Act] up to an aggregate nominal amount
of GBP 15,136; [Authority expires the earlier of the
conclusion of the AGM of the Company in 2010 or 15
months]; and the Directors may allot relevant
securities after the expiry of this authority in
pursuance of such an offer or agreement made prior to
 such expiry

PROPOSAL #S.9: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to the passing of Resolution 8
above, to allot equity securities [Section 94(2) to
Section 94(3A) of the Act] of the Company, [in
substitution for all other authorities pursuant to
Section 95 of the Act to the extent not utilized at
the date this resolution is passed], for cash
pursuant to the authority conferred by Resolution 8
above, dis-applying the statutory pre-emption rights
Section 89(1) of the Act or any pre-emption
provisions contained in the Company's Articles of
Association [the Articles], provided that this power
is limited to the allotment of equity securities: i)
whether by way of rights issue, open offer or
otherwise to the holders of equity securities and ii)
 up to an aggregate nominal amount of GBP 5,756;
[Authority expires the earlier of the conclusion of
the next AGM of the Company in 2010 or 15 months];
and the Directors may allot equity securities after
the expiry of this authority in pursuance of such an
offer or agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Company, to make market                      ISSUER          YES          FOR               FOR
 purchases [Section 163(3) of the Act] of up to
11,512,098 [approximately 10% of the issued share
capital of the Company as at 26 FEB 2009] ordinary
shares of 0.1 pence each, at a minimum price of 0.1
pence, exclusive of the expenses of purchases [if
any] payable by the Company and equal to 105% of the
average of the middle market closing quotations for
an ordinary share as derived from the Daily Official
List of the London Stock Exchange, over the previous
5 business days; [Authority expires the earlier of
the conclusion of the next AGM of the Company in 2009
 or 15 months]; the Company, before the expiry, may
make a contract to purchase ordinary shares which
will or may be executed wholly or partly after such

PROPOSAL #S.11: Adopt the Articles of Association of                       ISSUER          YES          FOR               FOR
the Company in substitution for and to the exclusion
of, existing Articles of Association as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WOOD GROUP
  TICKER:                N/A             CUSIP:     G9745T100
  MEETING DATE:          5/13/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive Financial Statements and                             ISSUER          YES          FOR               FOR
Statutory Reports

PROPOSAL #2.: Approve a final dividend of 6.2 US                           ISSUER          YES          FOR               FOR
Cents per ordinary share

PROPOSAL #3.: Approve remuneration report                                  ISSUER          YES          FOR               FOR

PROPOSAL #4.: Re-elect Mr. Alan Semple as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Mark Papworth as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. John Morgan as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES          FOR               FOR
as the Auditors of the Company

PROPOSAL #8.: Authorize the Board to fix remuneration                      ISSUER          YES          FOR               FOR
 of the Auditors

PROPOSAL #9.: Authorize the issue of equity with pre-                      ISSUER          YES          FOR               FOR
emptive rights under a general authority up to GBP
5,864,260 and an additional amount pursuant to a
rights issue of up to GBP 11,730,280 after deducting
any securities issued under the general authority

PROPOSAL #10.: Approve to increase in authorized                           ISSUER          YES          FOR               FOR
ordinary share capital to GBP 29,970,000

PROPOSAL #11.: Authorize the issue of equity or                            ISSUER          YES          FOR               FOR
equity-linked securities without pre-emptive rights
up to aggregate nominal amount of GBP 879,727

PROPOSAL #12.: Authorize 52,783,672 ordinary shares                        ISSUER          YES          FOR               FOR
for market purchase

PROPOSAL #13.: Authorize the Company to Call general                       ISSUER          YES          FOR               FOR
meetings other than annual general meetings on giving
 14 Days' notice to Shareholders

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WPG HOLDING CO LTD
  TICKER:                N/A             CUSIP:     Y9698R101
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.4 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the rules of the                          ISSUER          YES          FOR               FOR
election of the Directors and the Supervisors

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.7: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.8: Approve the adjustment to the                               ISSUER          YES          FOR               FOR
investment quota in People's Republic of China

PROPOSAL #B.9: Elect M and M Capital Co., Ltd,                             ISSUER          YES          FOR               FOR
Shareholder No: 104678, Representative: Mr. Cheng
Wei-Chung as a Director

PROPOSAL #B.10: Approve the proposal to release the                        ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.11: Extraordinary motions                                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                WSP GROUP PLC, LONDON
  TICKER:                N/A             CUSIP:     G98105102
  MEETING DATE:          5/6/2009                                                                                    FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual report and                      ISSUER          YES          FOR               FOR
 the accounts

PROPOSAL #2.: Receive and approve the Directors'                           ISSUER          YES          FOR               FOR
remuneration report

PROPOSAL #3.: Declare a final dividend of 10.0 pence                       ISSUER          YES          FOR               FOR
per share

PROPOSAL #4.: Re-elect Mr. David Turner as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #5.: Re-elect Mr. Peter Gill as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #6.: Re-elect Mr. Anders Karlsson as a                            ISSUER          YES          FOR               FOR
Director

PROPOSAL #7.: Re-elect Mr. Stuart McLachlan as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #8.: Re-elect Mr. Christopher Stephens as a                       ISSUER          YES          FOR               FOR
Director

PROPOSAL #9.: Re-elect Mr. Marisa Cassoni as a                             ISSUER          YES          FOR               FOR
Director
PROPOSAL #10.: Re-elect Mr. Mark Rollins as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #11.: Re-appoint PricewaterhouseCoopers LLP                       ISSUER          YES          FOR               FOR
as the Auditor

PROPOSAL #12.: Authorize the Directors to agree the                        ISSUER          YES          FOR               FOR
Auditors' remuneration

PROPOSAL #13.: Grant authority to issue of equity or                       ISSUER          YES          FOR               FOR
equity-linked securities with pre-emptive rights up
to aggregate  nominal amount of GBP 1,050,000

PROPOSAL #14.: Authorize Company and its subsidiaries                      ISSUER          YES          FOR               FOR
 to make EU political donations to political parties
and/or Independent election Candidates up to GBP
0.05M, to Political Org other than political parties
up to GBP 0.05M and incur EU political expenditure up
 to GBP 0.05M, to political organization other than
political parties up to GBP 0.05M  and incur EU
political expenditure up to GBP

PROPOSAL #15.: Approve, subject to and conditional                         ISSUER          YES          FOR               FOR
upon the passing of resolution 13, grant authority to
 issue of equity or equity-linked securities  without
 pre-emptive Rights up to Aggregate Nominal Amount of
 GBP 157,800

PROPOSAL #16.: Grant authority upto 6,312,000                              ISSUER          YES          FOR               FOR
Ordinary shares for market purchase

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                XCHANGING PLC, LONDON
  TICKER:                N/A             CUSIP:     G9826X103
  MEETING DATE:          5/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual accounts and related                      ISSUER          YES        AGAINST           AGAINST
 reports of the Directors and the Auditors for the YE
 31 DEC 2008

PROPOSAL #2.: Approve the remuneration report for the                      ISSUER          YES          FOR               FOR
 YE 31 DEC 2008

PROPOSAL #3.: Declare a final dividend for the YE 31                       ISSUER          YES          FOR               FOR
DEC 2008 of 2.5p ordinary share

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP                        ISSUER          YES        AGAINST           AGAINST
as the Auditors of the Company

PROPOSAL #5.: Authorize the Directors to fix the                           ISSUER          YES        AGAINST           AGAINST
remuneration of the Auditors

PROPOSAL #6.: Re-elect Mr. David Andrews as a Director                     ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #7.: Re-elect Mr. Tom Tinsley as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #8.: Elect Mr. Pat ODriscoll as a Director                        ISSUER          YES        ABSTAIN           AGAINST

PROPOSAL #9.: Authorize the Company to make political                      ISSUER          YES          FOR               FOR
 donations and incur political expenditure

PROPOSAL #10.: Approve an increase in authorized                           ISSUER          YES          FOR               FOR
share capital of up to 19 million and 6 hundred
thousand pounds

PROPOSAL #11.: Authorize the Directors to allot                            ISSUER          YES          FOR               FOR
relevant securities

PROPOSAL #S.12: Authorize the Directors to allot                           ISSUER          YES          FOR               FOR
relevant securities for cash

PROPOSAL #S.13: Authorize the Company to make market                       ISSUER          YES          FOR               FOR
purchases of its ordinary shares

PROPOSAL #S.14: Approve to retain authority to call                        ISSUER          YES          FOR               FOR
general meetings on at least 14 clear days notice

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                XINAO GAS HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G9826J104
  MEETING DATE:          5/26/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                                ISSUER          YES          FOR               FOR
statements and the Directors' and Independent
Auditor's report for the YE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend                                     ISSUER          YES          FOR               FOR

PROPOSAL #3.1: Re-elect Mr. Wang Yusuo as a Director                       ISSUER          YES          FOR               FOR

PROPOSAL #3.2: Re-elect Mr. Zhao Jinfeng as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.3: Re-elect Mr. Yu Jianchao as a Director                      ISSUER          YES          FOR               FOR

PROPOSAL #3.4: Re-elect Mr. Cheng Chak Ngok as a                           ISSUER          YES          FOR               FOR
Director

PROPOSAL #3.5: Re-elect Mr. Liang Zhiwei as a Director                     ISSUER          YES          FOR               FOR

PROPOSAL #3.6: Re-elect Ms. Zhai Xiaoqin as a Director                     ISSUER          YES        AGAINST           AGAINST

PROPOSAL #3.7: Authorize the Directors to fix the                          ISSUER          YES          FOR               FOR
Directors' fees

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES        AGAINST           AGAINST
Company, pursuant to the Rules Governing the Listing
of Securities on the Stock Exchange of Hong Kong
Limited [the Stock Exchange], to allot, issue and
deal with unissued shares in the capital of the
Company and make or grant offers, agreements and
options [including but not limited to warrants, bonds
 and debentures convertible into the shares of the
Company] during and after the relevant period, not
exceeding the aggregate of 20% of the aggregate total
 nominal value of the share capital of the Company in
 issue as at the date of passing of this resolution,
otherwise than pursuant to: i) a rights issue; or ii)
 an issue of shares upon the exercise of the
subscription rights attaching to any warrants which
may be issued by the Company from time to time; or
(iii) an issue of shares upon the exercise of options
 which may be granted under any option scheme or
similar arrangement for the time being adopted or to
adopt for the grant or issue to any officers,
employees and/or directors of the Company and/or any
of its subsidiaries and/or any other participants of
such scheme or arrangement of shares or rights to
acquire shares; or (iv) any scrip dividend scheme or
similar arrangement providing for the allotment and
issue of shares in lieu of the whole or part of a
dividend on shares in accordance with the Articles of
 Association of the Company; or (v) a specific
authority granted by the shareholders of the Company
in general meeting; [Authority expires the earlier of
 the conclusion of the next AGM of the Company or the
 expiration of the period within which the next AGM
of the Company is required by the Articles of
Association of the Company or any applicable laws to

PROPOSAL #5.B: Authorize the Directors of the Company                      ISSUER          YES          FOR               FOR
 to repurchase securities of the Company, on The
Stock Exchange of Hong Kong Limited [the Stock
Exchange], subject to and in accordance with all
applicable laws and requirements of the Rules
Governing the Listing of Securities on the Stock
Exchange or of any other stock exchange as amended
time to time, the aggregate nominal value of shares
in the capital of the Company repurchased by the
Company pursuant to the approval in this resolutions
shall in the case of shares not exceed 10% of the
aggregate nominal value of the share capital of the
Company in issue as at the date of passing of this
resolution; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by the Articles of
Association of the Company or any applicable laws to

PROPOSAL #5.C: Approve, conditional upon resolutions                       ISSUER          YES        AGAINST           AGAINST
5A and 5B [as specified], to extend the general
mandate granted to the Directors of the Company and
for the time being in force to exercise the powers of
 the Company to allot, issue and deal with any
unissued shares pursuant to Resolution 5A by the
addition to the aggregate nominal value of the share
capital of the Company which may be allotted or
agreed conditionally or unconditionally to be
allotted by the Directors of the Company pursuant to
such general mandate of an amount representing the
aggregate nominal value of the share capital of the
Company repurchased by the Company under the
authority granted pursuant to Resolution 5B, provided
 that such extended amount shall not exceed 10% of
the aggregate nominal value of share capital of the
Company in issue as at the date of passing of the

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                XINYI GLASS HOLDINGS LTD
  TICKER:                N/A             CUSIP:     G9828G108
  MEETING DATE:          5/22/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                              ISSUER          YES          FOR               FOR
financial statements and the reports of the Directors
 [the Director] of the Company and the Auditors [the
Auditors] of the Company for the FYE 31 DEC 2008

PROPOSAL #2.: Declare a final dividend of 9.0 HK                           ISSUER          YES          FOR               FOR
cents per share for the YE 31 DEC 2008

PROPOSAL #3.A.I: Re-elect Mr. Lee Shing Kan as an                          ISSUER          YES        AGAINST           AGAINST
Executive Director

PROPOSAL #3.AII: Re-elect Mr. Li Ching Wai as a Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3AIII: Re-elect Mr. Ng Ngan Ho as a Non-                         ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.AIV: Re-elect Mr. Sze Nang Sze as a Non-                       ISSUER          YES          FOR               FOR
Executive Director

PROPOSAL #3.A.V: Re-elect Mr. Li Ching Leung as a                          ISSUER          YES          FOR               FOR
Non-Executive Director

PROPOSAL #3.B: Authorize the Board of Directors to                         ISSUER          YES          FOR               FOR
determine the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Auditors and authorize                        ISSUER          YES          FOR               FOR
the Board to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the                              ISSUER          YES          FOR               FOR
Company, subject to this resolution, during the
relevant period, to repurchase issued shares [the
Shares] of the Company of HKD 0.10 each on The Stock
Exchange of Hong Kong Limited [the Stock Exchange] or
 any other stock exchange on which the Shares may
listed and recognized by the Securities and Futures
Commission and the Stock Exchange for this purpose,
subject to and in accordance with all applicable
Laws, the Memorandum of and the Articles of
Association of the Company [the Articles] and
requirements of the Rules Governing the Listing of
Securities on The Stock Exchange of Hong Kong
Limited, as amended from time to time [the Listing
Rules], shall not exceed 10% of the share capital of
the Company in issue as at the date of passing of
this resolution and said approval shall be limited
accordingly; [Authority expires the earliest of the
conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM of
 the Company is required by any applicable laws or

PROPOSAL #5.B: Authorize the Directors, subject to                         ISSUER          YES        AGAINST           AGAINST
this resolution, to allot, issue and otherwise deal
with additional ordinary shares and to make or grant
offers, agreements, options and rights of exchange or
 conversion which would or might require the exercise
 during and after the end of the relevant period, not
 exceeding 20% of the share capital of the Company in
 issue as at the date of passing of this resolution,
and the said approval shall be limited accordingly
otherwise than pursuant to: i) a rights issue [as
specified below]; or ii) the exercise of any options
granted under the share option schemes or similar
arrangement for the time being adopted or to be
adopted for the grant or issue to officers and/or
employees of the Company and/or its subsidiaries, of
options to subscribe for, or rights to acquire shares
 of the Company approved by the stock exchange; or
iii) any scrip dividend or similar arrangement
providing for the allotment of shares in lieu of the
whole or part of a dividend on shares of the Company
in accordance with the Articles

PROPOSAL #5.C: Approve, conditional upon the passing                       ISSUER          YES        AGAINST           AGAINST
of Resolutions 5A and 5B, to extend the general
mandate granted to the Directors pursuant to
Resolution 5B, by the addition thereto of an amount
representing the share capital of the Company as
specified in Resolution 5A, provided that such amount
 shall not exceed 10% of the share capital of the
Company as at the date of passing this resolution

PROPOSAL #S.6: Amend the Articles 1.b, 1.c, 1.d, 65,                       ISSUER          YES          FOR               FOR
72, 73, 74, 75, 76 and 182 of the Articles of
Association of the Company as specified

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YEUN CHYANG INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y98034104
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from capital reserves; proposed bonus issue: 80 for
1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7: Elect the Directors and Supervisors                         ISSUER          YES        AGAINST           AGAINST

PROPOSAL #B.8: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YIEH PHUI ENTERPRISE CO LTD
  TICKER:                N/A             CUSIP:     Y9840D109
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #A.5: The status of local convertible bonds                       ISSUER          NO           N/A               N/A

PROPOSAL #A.6: The status of joint-venture in                              ISSUER          NO           N/A               N/A
People's Republic of china

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
the proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, the proposed stock dividend:
30 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B.6: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.7: Extraordinary Motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YOSUN INDUSTRIAL CORPORATION
  TICKER:                N/A             CUSIP:     Y9852V104
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To the 2008 business operations                             ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To the 2008 audited reports                                 ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To the status of endorsement and                            ISSUER          NO           N/A               N/A
guarantee

PROPOSAL #A.4: To the status of buyback treasury stock                     ISSUER          NO           N/A               N/A

PROPOSAL #A.5: To the indirect investment in people's                      ISSUER          NO           N/A               N/A
 republic of china

PROPOSAL #A.6: To the establishment for the rules of                       ISSUER          NO           N/A               N/A
Boards Meeting

PROPOSAL #B.1: Receive the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve the issuance of new shares                          ISSUER          YES          FOR               FOR
from retained earnings, staff bonus

PROPOSAL #B.4: Approve the revision to the Articles                        ISSUER          YES          FOR               FOR
of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures                      ISSUER          YES          FOR               FOR
 of endorsement and guarantee

PROPOSAL #B.7: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YOUNGONE CORP, SEOUL
  TICKER:                N/A             CUSIP:     Y98573101
  MEETING DATE:          5/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the Split Plan [including                            ISSUER          YES          FOR               FOR
amendment of the Articles of Incorporation]

PROPOSAL #2.: Elect Mr. Lee Young-Hoi as a Director                        ISSUER          YES          FOR               FOR

PROPOSAL #3.: Elect Yoen Gun-Ho as the Auditor                             ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YPSOMED HOLDING AG, BURGDORF
  TICKER:                N/A             CUSIP:     H9725B102
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR                        ISSUER          YES          FOR             AGAINST
NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS
BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE
ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE
COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING
 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YPSOMED HOLDING AG, BURGDORF
  TICKER:                N/A             CUSIP:     H9725B102
  MEETING DATE:          6/24/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, financial                         ISSUER          YES          FOR               FOR
statements and consolidated financial statements for
2008/09

PROPOSAL #2.: Approve the allocation of retained                           ISSUER          YES          FOR               FOR
earnings

PROPOSAL #3.: Approve the increase in capital                              ISSUER          YES          FOR               FOR

PROPOSAL #4.: Approve the reduction in capital                             ISSUER          YES          FOR               FOR

PROPOSAL #5.: Amend the Articles of Association                            ISSUER          YES          FOR               FOR

PROPOSAL #6.: Grant discharge to the Members of the                        ISSUER          YES          FOR               FOR
Board of Directors and other Managers 2008/09

PROPOSAL #7.: Elect Ernst and Young AG as the Auditor                      ISSUER          YES          FOR               FOR

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YUNG CHI PAINT & VARNISH MANUFACTURING CO LTD
  TICKER:                N/A             CUSIP:     Y9879V103
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #A.4: To report the status of Investment in                       ISSUER          NO           N/A               N/A
People's Republic of China

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution                        ISSUER          YES          FOR               FOR

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement guarantee, committing liabilities and
contingency

PROPOSAL #B.5: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YUNG SHIN PHARMACEUTICAL INDUSTRIAL CO LTD
  TICKER:                N/A             CUSIP:     Y98812103
  MEETING DATE:          6/10/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2008 business operations                      ISSUER          NO           N/A               N/A

PROPOSAL #A.2: To report the 2008 audited reports                          ISSUER          NO           N/A               N/A

PROPOSAL #A.3: To report the status of endorsement                         ISSUER          NO           N/A               N/A
and guarantee

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution,                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the rules of the                          ISSUER          YES          FOR               FOR
election of the Directors and Supervisors

PROPOSAL #B.6: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                YUNGTAY ENGINEERING CO LTD
  TICKER:                N/A             CUSIP:     Y9881Q100
  MEETING DATE:          6/16/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 business operations                                ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2009 business plans                                     ISSUER          NO           N/A               N/A

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of endorsement and guarantee                     ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 financial statements                       ISSUER          YES          FOR               FOR

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans, endorsement and guarantee

PROPOSAL #B41.1: Elect Mr. Hsu, Chou-Li; Shareholder                       ISSUER          YES        AGAINST           AGAINST
No. 52 as a Director

PROPOSAL #B41.2: Elect Mr. Mimura Masayuki                                 ISSUER          YES        AGAINST           AGAINST
representative of Hitachi Ltd; Shareholder No. 2 as a
 Director

PROPOSAL #B41.3: Elect Mr. Hsu, Tso-Ming; Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No. 14116 as a Director

PROPOSAL #B41.4: Elect Mr. Lin, Chin-Tsai;                                 ISSUER          YES        AGAINST           AGAINST
Shareholder No. 131 as a Director

PROPOSAL #B41.5: Elect Mr. Tsai, Fong-Chieh;                               ISSUER          YES        AGAINST           AGAINST
Shareholder No. 18543 as a Director

PROPOSAL #B41.6: Elect Mr. Hsu, Yu-Hsin; Shareholder                       ISSUER          YES        AGAINST           AGAINST
No. 80569 as a Director

PROPOSAL #B41.7: Elect Mr. Wu, Feng-Ming                                   ISSUER          YES        AGAINST           AGAINST
representative of Yungtay Social Welfare Foundation;
Shareholder No. 9161 as a Director

PROPOSAL #B42.1: Elect Mr. Chang, Wei-Ming;                                ISSUER          YES        AGAINST           AGAINST
Shareholder No. 3 as a Supervisor

PROPOSAL #B42.2: Elect Mr. Liang, Shen-Fu;                                 ISSUER          YES        AGAINST           AGAINST
Shareholder No. 11 as a Supervisor

PROPOSAL #B42.3: Elect Mr. Chang, Kuang-Ming;                              ISSUER          YES        AGAINST           AGAINST
Shareholder No. 16277 as a Supervisor

PROPOSAL #B.5: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on the Directors from participation in
competitive business

PROPOSAL #B.6: Extraordinary motions                                       ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZEHNDER GROUP AG, GRAENICHEN
  TICKER:                N/A             CUSIP:     H97354155
  MEETING DATE:          5/27/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statement                       ISSUER          NO           N/A               N/A
2008, the annual report 2008, the consolidated
financial statement 2008 and the reports of the

PROPOSAL #2.: Grant discharge to the Members of the                        ISSUER          NO           N/A               N/A
Board of Directors

PROPOSAL #3.: Approve the appropriation of the                             ISSUER          NO           N/A               N/A
balance sheet profit

PROPOSAL #4.1: Re-elect Dr. Peter Wiesendanger to the                      ISSUER          NO           N/A               N/A
 Board of Directors

PROPOSAL #4.2: Elect KPMG AG, Basel as the Auditor                         ISSUER          NO           N/A               N/A

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZELTIA SA
  TICKER:                N/A             CUSIP:     E98743227
  MEETING DATE:          6/21/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2007 financial statements                        ISSUER          YES          FOR               FOR
and Directors' report of ZELTIA, S.A and its
consolidated group, of the proposed distribution of
income, and of the Board of Directors' conduct of
business in that period

PROPOSAL #2.: Ratify the appointment of Mr. Jose                           ISSUER          YES        AGAINST           AGAINST
Maria Agirre Eskizabel as a Director

PROPOSAL #3.: Re-elect the account Auditors of the                         ISSUER          YES          FOR               FOR
Company and of the consolidated group

PROPOSAL #4.: Approve the Plan of Free Deliver of                          ISSUER          YES          FOR               FOR
shares to the Employees of the Group

PROPOSAL #5.: Authorize the Board of Directors, with                       ISSUER          YES          FOR               FOR
the express power of delegation, for the derivative
acquisition of the Company's own shares by the
Company itself and/or by its subsidiaries

PROPOSAL #6.: Approve, if applicable, the project of                       ISSUER          YES          FOR               FOR
Merger of Zeltia, S.A., with Cooper Zeltia
Veterinaria, S.A.U. and Zeltia Belgique, S.A.U, if
applicable, the Merger balance

PROPOSAL #7.: Approve the delegation of powers to                          ISSUER          YES          FOR               FOR
formalize and execute all resolutions adopted by the
shareholders at the General Shareholders' Meeting

PROPOSAL #8.: Approve the explanatory report about                         ISSUER          YES          FOR               FOR
the Article 116 BIS of the LMV, there is a minimum to
 attend physiscally, which is 100 shares

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZHUZHOU CSR TIMES ELECTRIC CO LTD
  TICKER:                N/A             CUSIP:     Y9892N104
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Board of Directors of the Company for the YE 31 DEC
2008

PROPOSAL #2.: Receive and approve the report of the                        ISSUER          YES          FOR               FOR
Supervisory Committee of the Company for the YE 31
DEC 2008

PROPOSAL #3.: Approve the audited consolidated                             ISSUER          YES          FOR               FOR
financial statements of the Company and its
subsidiaries for the YE 31 DEC 2008 and the Auditors'
 report thereon

PROPOSAL #4.: Approve the profits distribution plan                        ISSUER          YES          FOR               FOR
of the Company for the YE 31 DEC 2008 and declare a
final dividend for the YE 31 DEC 2008

PROPOSAL #5.: Re-appoint the retiring Auditors as the                      ISSUER          YES          FOR               FOR
 auditors of the Company until the conclusion of the
next AGM of the Company and authorize the Board to
fix their remuneration

PROPOSAL #6.: Approve the amendments to the                                ISSUER          YES          FOR               FOR
Procedural Rules of the Board

PROPOSAL #S.7: Amend the Articles of the Association                       ISSUER          YES          FOR               FOR
of the Company as specified

PROPOSAL #S.8: Authorize the Board, to allot issue                         ISSUER          YES        AGAINST           AGAINST
and deal with additional domestic shares and/or H
shares of the Company subject to the following
conditions: (a) subject to paragraphs (c) to (e)
below, the Board be and authorize the Company to
allot, issue and deal with additional domestic shares
 and H shares during the relevant period (as
specified); (b) the authority granted under paragraph
 (a) above shall authorize the Board to make an offer
 or agreement or grant an option during the relevant
period which would or might require shares to be
allotted and issued either during or after the end of
 the Relevant Period; (c) the aggregate nominal
amount of domestic shares and/or H Shares allotted or
 agreed to be allotted (whether pursuant to an option
 or otherwise) by the Board pursuant to the authority
 granted under paragraphs (a) and (b) above shall not
 exceed 20% of the aggregate nominal amount of
domestic shares and H Shares respectively in issue at
 the date of passing of this special resolution; (d)
the Board shall only exercise the authority granted
under paragraphs (a) and (b) above in accordance with
 the Articles, the Company Law of the PRC and the
Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited (as amended from
time to time) and all other applicable laws, rules,
regulations and requirements of relevant governmental
 or regulatory authorities; (e) authority granted
under paragraphs (a) and (b) above shall be
conditional upon the approval of the China Securities
 Regulatory Commission and/or any other governmental
or regulatory authorities as required by the laws,
rules and regulations of the PRC being obtained by
the Company; (f) subject to paragraph (e) above, and
do or procure to be executed and done, all such
documents, deeds and things as it may consider
necessary in connection with the issue of such new
Shares; and (ii) increase the registered capital of
the Company pursuant to the issue of such new Shares
and make such corresponding amendments to the
Articles as it thinks fit so as to reflect the new
capital structure of the Company; and for the purpose
 of this special resolution; [Authority expires
whichever is the earlier of the expiration of a
period of 12 months following the passing of this
special resolution or the conclusion of the next AGM

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZHUZHOU CSR TIMES ELECTRIC CO LTD
  TICKER:                N/A             CUSIP:     Y9892N104
  MEETING DATE:          6/23/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions under the                           ISSUER          YES          FOR               FOR
ZELRI Mutual Supply Agreement and the CSRG Mutual
Supply Agreement for the YE 31 DEC 2008 and the
exceeding of the 2008 Approved ZELRI Cap and the 2008
 Approved CSRG Cap [the details of which are set out
in the circular dated 5 MAY 2009 despatched by the
Company to its shareholders [the Circular]]

PROPOSAL #2.: Approve the CSRG Supplemental Mutual                         ISSUER          YES          FOR               FOR
Supply Agreement dated 14 APR 2009 entered into
between CSRG and the Company [the details of which
are set out in the Circular], a copy of which has
been produced to the meeting marked A and signed by
the Chairman of the meeting for identification
purpose, the New CSRG Caps and the transactions
contemplated thereunder

PROPOSAL #3.: Approve the KCR Second Supplemental                          ISSUER          YES          FOR               FOR
Mutual Supply Agreement dated 14 APR 2009 entered
into between KCR and the Company [the details of
which are set out in the Circular], a copy of which
has been produced to the meeting marked B and signed
by the Chairman of the meeting for identification
purpose, the New KCR Caps and the transactions
contemplated thereunder

PROPOSAL #4.: Approve the CRGL Mutual Supply                               ISSUER          YES          FOR               FOR
Agreement dated 14 APR 2009 entered into between CRGL
 and the Company [the details of which are set out in
 the Circular], a copy of which has been produced to
the meeting marked C and signed by the Chairman of
the meeting for identification purpose, the CRGL Caps
 and the transactions contemplated thereunder

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZIGNAGO VETRO SPA
  TICKER:                N/A             CUSIP:     T9862R107
  MEETING DATE:          4/29/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 31                        ISSUER          NO           N/A               N/A
DEC 2008, the Board of Directors, the Auditors and
Audit Firm report, any adjournment thereof

PROPOSAL #2.: Grant authority to buy and sell own                          ISSUER          NO           N/A               N/A
shares, any adjournment thereof

PROPOSAL #3.: Approve the resolutions in conformity                        ISSUER          NO           N/A               N/A
with the Article 2383 Civil Code

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZINWELL CORPORATION
  TICKER:                N/A             CUSIP:     Y98908109
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: 2008 operation report                                       ISSUER          NO           N/A               N/A

PROPOSAL #A.2: Supervisors review of year 2008                             ISSUER          NO           N/A               N/A
financial report

PROPOSAL #A.3: Report the execution status of                              ISSUER          NO           N/A               N/A
endorsement guaranteed of 2008

PROPOSAL #A.4: Report the status of Reinvestment Plan                      ISSUER          NO           N/A               N/A
 in Mainland China

PROPOSAL #B.1: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
business and financial report

PROPOSAL #B.2: Approve the recognition of 2008                             ISSUER          YES          FOR               FOR
earning distributions [cash dividend TWD 3 per share]

PROPOSAL #B.3: Approve to revise Memorandum and                            ISSUER          YES          FOR               FOR
Articles of Association

PROPOSAL #B.4: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
endorsement guarantee provided

PROPOSAL #B.5: Approve to revise the procedure of                          ISSUER          YES          FOR               FOR
lending funds to other parties

PROPOSAL #B.6: Extemporary motions                                         ISSUER          YES        AGAINST           AGAINST

----------------------------------------------------------------------------------------------------------------------------------------------------------------
  ISSUER:                ZYXEL COMMUNICATIONS CORPORATION
  TICKER:                N/A             CUSIP:     Y9894L106
  MEETING DATE:          6/19/2009                                                                                   FOR/AGAINST
  PROPOSAL:                                                              PROPOSED BY      VOTED?      VOTE CAST          MGMT

PROPOSAL #A.1: The 2008 operations                                         ISSUER          NO           N/A               N/A

PROPOSAL #A.2: The 2008 business operations and                            ISSUER          NO           N/A               N/A
financial statements

PROPOSAL #A.3: The 2008 audited reports                                    ISSUER          NO           N/A               N/A

PROPOSAL #A.4: The status of buyback treasury stock                        ISSUER          NO           N/A               N/A

PROPOSAL #B.1: Approve the 2008 business reports and                       ISSUER          YES          FOR               FOR
financial statements

PROPOSAL #B.2: Approve the 2008 profit distribution;                       ISSUER          YES          FOR               FOR
proposed cash dividend: TWD 0.3 per share

PROPOSAL #B.3: Approve to revise the Articles of                           ISSUER          YES          FOR               FOR
Incorporation

PROPOSAL #B.4: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
monetary loans

PROPOSAL #B.5: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of                         ISSUER          YES          FOR               FOR
asset acquisition or disposal

PROPOSAL #B71.1: Elect Mr. Jhu, Shun-Yi/Shareholder                        ISSUER          YES        AGAINST           AGAINST
No: 31 as a Director

PROPOSAL #B71.2: Elect Mr. Chen, Yu-Long/Shareholder                       ISSUER          YES        AGAINST           AGAINST
No: 189 as a Director

PROPOSAL #B71.3: Elect Mr. Li, Bing-Cin/Shareholder                        ISSUER          YES        AGAINST           AGAINST
No: 598 as a Director

PROPOSAL #B71.4: Elect Mr. Bai, Lian-Ping/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 42 as a Director

PROPOSAL #B71.5: Elect Mr. Huang, He-Ming/Shareholder                      ISSUER          YES        AGAINST           AGAINST
 No: 13611 as a Director

PROPOSAL #B71.6: Elect Jian Cyuan Investment Co.                           ISSUER          YES        AGAINST           AGAINST
Ltd./Shareholder No: 181/Representative: Mr. Jhu,
Guang-Huei as a Director

PROPOSAL #B72.1: Elect Mr. Bai, Lian-Di/Shareholder                        ISSUER          YES        AGAINST           AGAINST
No: 43 as a Supervisor

PROPOSAL #B72.2: Elect Mr. Chen, Syue-                                     ISSUER          YES        AGAINST           AGAINST
Hong/Shareholder No: 29 as a Supervisor

PROPOSAL #B72.3: Elect National Chiao Tung                                 ISSUER          YES        AGAINST           AGAINST
University/Shareholder No: 60424 as a Supervisor

PROPOSAL #B.8: Approve the proposal to release the                         ISSUER          YES          FOR               FOR
prohibition on Directors from participation in
competitive business

PROPOSAL #B.9: Other issues and extraordinary motions                      ISSUER          YES        AGAINST           AGAINST

                                                         SIGNATURES
  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
  VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
  By:     /s/F. William McNabb III
             (Heidi Stam)
             F. William McNabb III*
             President, Chief Executive Officer and Trustee
  Date:   August 27, 2009
      *  By Power of Attorney.  Filed on July 24, 2009, see File Number 2-88373.
                Incorporated by Reference.